UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-6161

Allianz Funds

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

Newton B. Schott, Jr.

Secretary

Allianz Funds

2187 Atlantic Street

Stamford, CT 06902

(Name and address of agent for service)

Copies to:

Joseph B. Kittredge, Jr., Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110

Registrant’s telephone number, including area code: (800) 426-0107

Date of fiscal year end: June 30

Date of reporting period: July 1, 2004 - June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

•	Allianz Funds Institutional, Administrative Share Classes Annual Report

•	Allianz Funds NACM Institutional, Administrative Share Classes Annual Report

•	Allianz Funds RCM Institutional, Administrative Share Classes Annual Report

•	Allianz Funds A, B and C Share Classes Annual Report – Domestic

•	Allianz Funds A, B and C Share Classes Annual Report – International & Sector

•	Allianz Funds A, B and C Share Classes Annual Report – OCC Renaissance Fund

•	Allianz Funds Class D Annual Report – Domestic

•	Allianz Funds Class D Annual Report – International & Sector

•	Allianz Funds Class R Annual Report

Allianz Funds Annual Report

JUNE 30, 2005

Stock Funds

Share Classes	CADENCE CAPITAL MANAGEMENT LLC	OPPENHEIMER CAPITAL LLC

Ins Institutional	CCM Focused Growth Fund	OCC Value Fund
Adm Administrative	CCM Capital Appreciation Fund	OCC Renaissance Fund

	CCM Mid-Cap Fund	OCC Core Equity Fund

CCM Emerging Companies Fund

PEA CAPITAL LLC

	NFJ INVESTMENT GROUP L. P.	PEA Growth & Income Fund

	NFJ Large-Cap Value Fund	PEA Growth Fund

	NFJ Dividend Value Fund	PEA Target Fund

	NFJ Small-Cap Value Fund	PEA Opportunity Fund

NFJ International Value Fund

MULTI-MANAGER

AMM Asset Allocation Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

2  Allianz Funds Annual Report  |  06.30.05

Letter to Shareholders

Dear Shareholder:

U.S. stocks produced moderate returns over the past year ended June 30, 2005, despite volatility stemming from concerns about rising oil prices and geopolitical unrest. Most of the market’s gains occurred in the fourth quarter of 2004, fueled in part by positive earnings news and improving productivity.

The broader stock market, as measured by the S&P 500 Index, was up 6.32% from July 1, 2004 through June 30, 2005. Value stocks far outperformed growth stocks, while the energy and utilities sectors produced particularly strong returns. International stocks also fared well, with the MSCI EAFE Index returning 14.12% during the reporting period. From quarter to quarter, however, many market segments in the U.S. and abroad experienced considerable swings, moving up one month and down the next.

The results over the past year serve yet again as a reminder of the importance of maintaining a well-diversified portfolio. Investors should keep their focus on the long term, with an asset allocation plan appropriate for their goals and risk tolerance. These tried-and-true principles can help investors weather short-term market volatility.

In other news, I am pleased to report that the NFJ International Value Fund and OCC Core Equity Fund are now available, having opened to investors in March 2005. These new equity funds are managed by NFJ Investment Group and Oppenheimer Capital, respectively, which are both Allianz-owned investment firms.

Finally, I would like to remind you that the PIMCO Funds Multi-Manager Series stock funds were collectively renamed the Allianz Funds on April 1st, as you can see in this report. Our company name also changed to Allianz Global Investors on the same date. Importantly, our entire mutual fund family, which includes both the Allianz Funds and PIMCO Funds (those managed by PIMCO), remains fully exchangeable and is accessible through your financial advisor as in the past.

Should you have any questions concerning this report, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit www.allianzinvestors.com.

As always, thank you for the trust you have placed in us.

Sincerely,

E. Blake Moore, Jr.

President

July 31, 2005

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 888-877-4626. Please read this prospectus carefully before you invest or send money.

Allianz Funds Annual Report  |  06.30.05  3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (Institutional, Administrative) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the A shares, and the Institutional and Administrative shares were first offered in (month/year): AMM Asset Allocation (2/99) and PEA Target (3/99). The oldest share class for the following Funds is the C shares, and the Institutional and Admin shares were first offered in (month/year): OCC Renaissance (12/97 and 8/98, respectively), PEA Growth (3/99) and PEA Opportunity (3/99). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902, www.allianzinvestors.com, 1-800-498-5413.

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-498-5413. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information about how the Funds voted proxies relating to portfolio securities held during the year July 1, 2004 through June 30, 2005 is available upon request, by calling the Trust at 1-800-498-5413, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the SEC’s Web site at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-498-5413, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the SEC’s Web site at http://www.sec.gov.

4  Allianz Funds Annual Report  |  06.30.05

Important Information About the Funds (cont.)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 01/01/05 to 06/30/05.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Allianz Funds Annual Report  |  06.30.05  5

A STOCK AND BOND FUND

AMM Asset Allocation Fund

•	AMM Asset Allocation Fund seeks long-term capital appreciation and current income by investing in a portfolio of underlying Allianz stock funds and PIMCO bond funds. Approximately 60% of the portfolios assets will be allocated among underlying stock funds and 40% among underlying bond funds.

•	The Fund’s Institutional Shares returned 7.35% for the year ended June 30, 2005. This return trailed the 8.74% return of the Fund’s custom blended benchmark (48% Russell 3000 Index, 12% MSCI All Country World Ex-US Index, and 40% Lehman Brothers Aggregate Bond Index).

•	The U.S. stock market delivered moderate gains for the reporting period, supported in large part by a rally in the fourth quarter of 2004. The international stock market outperformed the U.S. market for the fiscal year. The majority of this market’s gains also occurred in the last quarter of 2004, with international stocks positing negative results for the first six months of 2005. The U.S. bond market continued to defy expectations, posting positive returns in the face of rising interest rates.

•	Equity funds represented 63.8% of the overall portfolio as of June 30, 2005. Fixed income funds represented 36.1%.

•	The Fund’s relative performance was hindered over the period by its exposure to the OCC Renaissance Fund. The OCC Renaissance Fund delivered disappointing performance due to several factors, including underweight exposure to the energy sector and overweight exposure to the more cyclical end of the technology sector.

•	Relative performance was helped by the Fund’s exposure to NFJ Small-Cap Value Fund, which delivered strong absolute and relative returns. The NFJ Small-Cap Value Fund’s relative performance was helped by overweight exposure and strong stock selection in the energy sector. Energy was the top performing industry for the 12-month period, supported by rising oil prices. In addition, relative performance was also helped by an underweight in the financial services sector, as well as strong stock selection within the industry.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
AMM Asset Allocation Fund Institutional Class (Inception 02/26/99)	7.35%	4.21%	—	6.11%
Russell 3000 Index	8.06%	-1.35%	—	—
Lehman Brothers Aggregate Bond Index	6.80%	7.40%	—	—
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% LBAG Index	8.74%	2.72%	—	—
Lipper Balanced Fund Average	6.49%	1.90%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,000.40	$1,024.30
Expenses Paid During Period	$0.50	$0.50

Expenses are equal to the expense ratio of 0.10% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the underlying Funds, which based upon the allocation of the Fund’s assets among the underlying Funds are indirectly borne by the shareholders of the Fund.

Change in Value  For periods ended 06/30/05

	Asset Allocation Fund	Russell 3000 Index	Lehman Brothers Aggregate Bond Index	48% Russell 3000 Index, 12% MSCI All Country World Index, 40% LBAG Index
02/28/1999	5,000,000	5,000,000	5,000,000	5,000,000
03/31/1999	5,096,185	5,183,501	5,027,708	5,128,143
04/30/1999	5,286,519	5,417,277	5,043,636	5,276,425
05/31/1999	5,219,902	5,314,349	4,999,459	5,180,058
06/30/1999	5,389,889	5,582,723	4,983,531	5,327,615
07/31/1999	5,332,499	5,413,567	4,962,314	5,256,082
08/31/1999	5,303,804	5,351,852	4,959,839	5,228,479
09/30/1999	5,267,203	5,214,845	5,017,370	5,192,757
10/31/1999	5,392,498	5,541,815	5,035,883	5,379,883
11/30/1999	5,498,517	5,696,986	5,035,522	5,477,858
12/31/1999	5,774,428	6,060,454	5,011,240	5,697,756
01/31/2000	5,611,911	5,822,884	4,994,831	5,545,958
02/29/2000	5,789,664	5,877,037	5,055,236	5,615,512
03/31/2000	6,029,605	6,337,209	5,121,832	5,881,493
04/30/2000	5,855,723	6,114,139	5,107,167	5,736,001
05/31/2000	5,789,239	5,942,332	5,104,823	5,639,960
06/30/2000	5,923,450	6,118,225	5,211,028	5,795,859
07/31/2000	5,928,601	6,009,932	5,258,331	5,740,189
08/31/2000	6,211,896	6,455,869	5,334,543	5,986,452
09/30/2000	6,096,817	6,163,419	5,368,082	5,831,468
10/31/2000	6,060,526	6,075,898	5,403,604	5,784,903
11/30/2000	5,827,229	5,515,700	5,491,958	5,535,553
12/31/2000	6,060,134	5,608,364	5,593,836	5,643,984
01/31/2001	6,140,782	5,800,170	5,685,315	5,783,715
02/28/2001	5,893,077	5,270,034	5,734,842	5,495,156
03/31/2001	5,673,080	4,926,428	5,763,632	5,287,594
04/30/2001	5,893,958	5,321,528	5,739,685	5,525,504
05/31/2001	5,905,584	5,364,100	5,774,357	5,541,773
06/30/2001	5,839,872	5,265,401	5,796,141	5,475,654
07/31/2001	5,857,498	5,178,521	5,925,724	5,466,667
08/31/2001	5,728,245	4,872,989	5,993,622	5,320,637
09/30/2001	5,450,722	4,443,191	6,063,432	5,052,429
10/31/2001	5,557,020	4,546,717	6,190,342	5,168,211
11/30/2001	5,787,332	4,896,815	6,104,984	5,359,066
12/31/2001	5,862,585	4,965,860	6,066,174	5,390,004
01/31/2002	5,838,826	4,903,786	6,115,305	5,347,443
02/28/2002	5,803,187	4,803,749	6,174,568	5,320,430
03/31/2002	5,968,231	5,014,153	6,071,849	5,431,551
04/30/2002	5,890,254	4,750,910	6,189,595	5,341,044
05/31/2002	5,860,263	4,695,800	6,242,186	5,336,443
06/30/2002	5,612,708	4,357,702	6,296,161	5,142,809
07/31/2002	5,249,033	4,011,265	6,372,133	4,911,211
08/31/2002	5,285,401	4,030,118	6,479,901	4,955,573
09/30/2002	4,962,646	3,606,552	6,584,664	4,674,587
10/31/2002	5,157,260	3,893,634	6,554,671	4,874,744
11/30/2002	5,388,363	4,129,199	6,552,928	5,043,925
12/31/2002	5,270,782	3,895,899	6,688,284	4,929,258
01/31/2003	5,185,177	3,800,450	6,693,994	4,852,211
02/28/2003	5,136,261	3,737,742	6,786,616	4,828,817
03/31/2003	5,152,328	3,776,989	6,781,387	4,840,424
04/30/2003	5,429,998	4,085,568	6,837,344	5,102,217
05/31/2003	5,744,691	4,332,337	6,964,827	5,327,194
06/30/2003	5,811,500	4,390,823	6,950,991	5,375,189
07/31/2003	5,836,523	4,491,373	6,717,321	5,379,152
08/31/2003	5,986,659	4,591,082	6,761,878	5,469,980
09/30/2003	6,008,602	4,541,039	6,940,860	5,517,655
10/31/2003	6,246,691	4,815,772	6,876,171	5,700,223
11/30/2003	6,334,408	4,882,229	6,892,614	5,758,345
12/31/2003	6,563,882	5,105,347	6,962,753	5,960,823
01/31/2004	6,683,569	5,212,049	7,018,784	6,051,325
02/29/2004	6,778,059	5,282,412	7,094,730	6,135,173
03/31/2004	6,795,769	5,219,551	7,147,908	6,123,088
04/30/2004	6,624,126	5,111,506	6,961,905	5,975,664
05/31/2004	6,662,269	5,185,623	6,934,034	6,009,335
06/30/2004	6,781,812	5,288,817	6,973,213	6,096,614
07/31/2004	6,602,839	5,088,900	7,042,340	5,988,851
08/31/2004	6,634,799	5,109,764	7,176,689	6,052,087
09/30/2004	6,722,890	5,188,455	7,196,147	6,126,772
10/31/2004	6,844,775	5,273,545	7,256,485	6,221,136
11/30/2004	7,094,959	5,518,765	7,198,606	6,391,953
12/31/2004	7,277,546	5,715,233	7,264,852	6,557,614
01/31/2005	7,147,937	5,563,208	7,310,436	6,476,810
02/28/2005	7,245,144	5,685,599	7,267,320	6,568,242
03/31/2005	7,139,011	5,589,512	7,229,961	6,480,095
04/30/2005	7,034,506	5,468,220	7,327,806	6,428,470
05/31/2005	7,204,327	5,675,465	7,407,083	6,578,095
06/30/2005	7,280,432	5,715,193	7,447,476	6,629,386

Fund Allocation *

PIMCO Total Return	30.6%
NACM International	13.9%
PIMCO StocksPLUS	13.6%
RCM Large-Cap Growth	8.7%
OCC Renaissance	6.7%
RCM Mid-Cap	6.6%
OCC Value	5.0%
Other	14.9%

*	% of total investments as of June 30, 2005

6  Allianz Funds Annual Report  |  06.30.05

BLEND STOCK FUND

CCM Capital Appreciation Fund

•	CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and whose stocks is reasonably valued by the market.

•	The Fund’s Institutional Shares returned 11.01% for the year ended June 30, 2005. This return exceeded the 6.32% return of the Fund’s benchmark, the S&P 500 Index.

•	The U.S. stock market delivered moderate gains, thanks in large part to a rally in the fourth quarter of 2004. Over the course of the year, investors were distracted by external factors, including rising oil prices, the threat of inflation and continued geopolitical uncertainty.

•	Relative performance was helped by overweight exposure and strong stock selection in technology. One standout in this area was Fund holding Apple Computer, which rose more than 125% on strong sales of its iPod.

•	The Fund also benefited from overweight exposure to the energy sector. Energy was the top performing industry over the 12-month period, supported by crude oil prices that topped more than $60 a barrel. Fund holdings in this industry that did particularly well included Occidental Petroleum and ConocoPhilips.

•	The Fund’s relative performance was hindered by disappointing stock selection in the consumer staples sector. For example, Procter & Gamble, Avon and Coca-Cola all delivered weak returns. The Fund has since eliminated several of these holdings from the portfolio.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
CCM Capital Appreciation Fund Institutional Class (Inception 03/08/91)	11.01%	-0.97%	10.92%	12.13%
CCM Capital Appreciation Fund Administrative Class (Inception 07/31/96)	10.75%	-1.16%	—	9.98%
S&P 500 Index	6.32%	-2.37%	9.94%	—
Lipper Multi-Cap Growth Fund Average	5.13%	-8.55%	8.48%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,014.40	$1,012.90	$1,021.32	$1,020.08
Expenses Paid During Period	$3.50	$4.74	$3.51	$4.76

For each class of the Fund, expenses are equal to the expense ratio for the class (0.70% for Institutional Class, 0.95% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	CCM Capital Appreciation Fund	S&P 500 Index
03/31/1991	5,000,000	5,000,000
04/30/1991	4,854,350	5,012,000
05/31/1991	5,094,373	5,228,518
06/30/1991	4,820,061	4,989,052
07/31/1991	5,164,862	5,221,542
08/31/1991	5,327,032	5,345,293
09/30/1991	5,253,318	5,256,026
10/31/1991	5,433,351	5,326,457
11/30/1991	5,275,577	5,111,801
12/31/1991	6,008,526	5,696,591
01/31/1992	5,951,282	5,590,634
02/29/1992	6,015,540	5,663,312
03/31/1992	5,817,823	5,552,878
04/30/1992	5,805,268	5,716,132
05/31/1992	5,830,077	5,744,142
06/30/1992	5,646,491	5,658,669
07/31/1992	5,811,083	5,889,825
08/31/1992	5,666,801	5,769,261
09/30/1992	5,816,058	5,837,050
10/31/1992	6,018,924	5,857,187
11/30/1992	6,371,407	6,056,624
12/31/1992	6,459,843	6,130,939
01/31/1993	6,679,451	6,182,194
02/28/1993	6,599,169	6,266,457
03/31/1993	6,904,241	6,398,680
04/30/1993	6,735,135	6,244,023
05/31/1993	7,040,790	6,411,051
06/30/1993	7,153,400	6,429,835
07/31/1993	7,052,175	6,403,987
08/31/1993	7,310,181	6,646,954
09/30/1993	7,525,186	6,595,972
10/31/1993	7,543,860	6,732,443
11/30/1993	7,393,094	6,668,283
12/31/1993	7,603,513	6,748,903
01/31/1994	7,871,521	6,978,365
02/28/1994	7,764,846	6,788,973
03/31/1994	7,377,445	6,492,973
04/30/1994	7,405,400	6,576,213
05/31/1994	7,399,773	6,684,129
06/30/1994	7,191,566	6,520,301
07/31/1994	7,367,360	6,734,427
08/31/1994	7,587,534	7,010,539
09/30/1994	7,384,297	6,839,131
10/31/1994	7,554,006	6,992,806
11/30/1994	7,208,583	6,738,128
12/31/1994	7,279,887	6,838,055
01/31/1995	7,275,418	7,015,365
02/28/1995	7,638,905	7,288,754
03/31/1995	7,973,994	7,503,845
04/30/1995	8,248,506	7,724,833
05/31/1995	8,550,420	8,033,595
06/30/1995	8,920,691	8,220,215
07/31/1995	9,416,251	8,492,798
08/31/1995	9,507,671	8,514,115
09/30/1995	9,884,778	8,873,410
10/31/1995	9,700,127	8,841,732
11/30/1995	9,998,064	9,229,884
12/31/1995	9,983,895	9,407,652
01/31/1996	10,319,950	9,727,888
02/29/1996	10,710,996	9,818,066
03/31/1996	10,731,348	9,912,614
04/30/1996	10,866,103	10,058,726
05/31/1996	11,141,737	10,318,140
06/30/1996	11,121,089	10,357,452
07/31/1996	10,561,962	9,899,860
08/31/1996	11,016,637	10,108,648
09/30/1996	11,692,504	10,677,563
10/31/1996	11,987,428	10,972,050
11/30/1996	12,859,911	11,801,427
12/31/1996	12,658,812	11,567,641
01/31/1997	13,397,357	12,290,387
02/28/1997	13,259,311	12,386,744
03/31/1997	12,776,151	11,877,772
04/30/1997	13,183,386	12,586,875
05/31/1997	14,025,466	13,353,165
06/30/1997	14,625,966	13,951,386
07/31/1997	16,206,592	15,061,498
08/31/1997	15,599,190	14,217,753
09/30/1997	16,544,805	14,996,459
10/31/1997	16,248,006	14,495,577
11/30/1997	16,662,144	15,166,577
12/31/1997	16,991,599	15,426,988
01/31/1998	16,723,663	15,597,610
02/28/1998	17,951,702	16,722,510
03/31/1998	18,949,019	17,578,870
04/30/1998	18,963,905	17,755,713
05/31/1998	18,651,313	17,450,492
06/30/1998	19,447,678	18,159,332
07/31/1998	18,889,478	17,965,934
08/31/1998	15,808,216	15,368,420
09/30/1998	16,693,892	16,352,921
10/31/1998	17,460,487	17,683,067
11/30/1998	18,599,214	18,754,838
12/31/1998	19,980,246	19,835,492
01/31/1999	20,637,174	20,665,012
02/28/1999	19,812,008	20,022,744
03/31/1999	20,292,687	20,823,854
04/30/1999	20,989,673	21,630,362
05/31/1999	20,268,654	21,119,669
06/30/1999	21,502,398	22,291,811
07/31/1999	20,709,276	21,595,860
08/31/1999	20,300,699	21,488,291
09/30/1999	19,795,985	20,899,948
10/31/1999	21,181,945	22,222,497
11/30/1999	22,199,383	22,674,280
12/31/1999	24,435,384	24,009,796
01/31/2000	23,763,118	22,803,955
02/29/2000	25,653,256	22,371,873
03/31/2000	26,880,871	24,560,513
04/30/2000	25,701,971	23,821,487
05/31/2000	25,331,738	23,332,670
06/30/2000	26,403,465	23,907,821
07/31/2000	26,111,176	23,533,902
08/31/2000	29,131,498	24,995,593
09/30/2000	28,761,265	23,676,075
10/31/2000	28,020,799	23,575,926
11/30/2000	26,403,465	21,717,289
12/31/2000	27,862,325	21,823,397
01/31/2001	26,395,172	22,597,691
02/28/2001	25,036,696	20,537,234
03/31/2001	23,651,052	19,236,200
04/30/2001	24,995,942	20,731,045
05/31/2001	25,158,959	20,869,943
06/30/2001	24,072,179	20,361,969
07/31/2001	23,460,865	20,161,525
08/31/2001	22,496,348	18,899,414
09/30/2001	21,165,042	17,373,356
10/31/2001	21,137,873	17,704,666
11/30/2001	22,224,653	19,062,791
12/31/2001	22,597,918	19,229,781
01/31/2002	22,325,489	18,949,219
02/28/2002	21,698,905	18,583,783
03/31/2002	22,502,568	19,282,818
04/30/2002	21,780,633	18,113,700
05/31/2002	21,453,719	17,980,202
06/30/2002	20,200,550	16,699,293
07/31/2002	18,361,659	15,398,017
08/31/2002	18,429,766	15,499,644
09/30/2002	16,999,519	13,815,127
10/31/2002	17,857,667	15,031,121
11/30/2002	18,102,853	15,914,966
12/31/2002	17,328,377	14,979,993
01/31/2003	17,151,279	14,587,517
02/28/2003	16,933,312	14,368,705
03/31/2003	17,301,131	14,507,823
04/30/2003	18,268,360	15,703,548
05/31/2003	19,276,457	16,530,609
06/30/2003	19,439,932	16,741,490
07/31/2003	19,875,866	17,036,659
08/31/2003	20,393,538	17,368,925
09/30/2003	20,107,456	17,184,463
10/31/2003	21,388,013	18,156,588
11/30/2003	21,578,734	18,316,333
12/31/2003	22,028,291	19,276,925
01/31/2004	22,314,372	19,630,753
02/29/2004	22,709,438	19,903,609
03/31/2004	22,736,683	19,603,339
04/30/2004	21,646,848	19,295,597
05/31/2004	22,028,291	19,560,389
06/30/2004	22,654,946	19,940,739
07/31/2004	21,524,242	19,280,762
08/31/2004	21,524,242	19,358,751
09/30/2004	22,219,012	19,568,418
10/31/2004	22,709,438	19,867,370
11/30/2004	24,126,223	20,671,235
12/31/2004	24,794,137	21,374,649
01/31/2005	24,328,391	20,853,642
02/28/2005	25,054,407	21,292,491
03/31/2005	24,698,248	20,915,442
04/30/2005	23,958,534	20,518,772
05/31/2005	24,766,740	21,171,646
06/30/2005	25,150,296	21,201,697

Sector Breakdown *

Short-Term Instruments	19.0%
Technology	17.9%
Healthcare	14.2%
Financial & Business Services	13.2%
Energy	8.8%
Consumer Services	5.2%
Consumer Discretionary	4.8%
Other	16.9%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  7

A BLEND STOCK FUND

CCM Emerging Companies Fund

•	CCM Emerging Companies Fund seeks long-term growth of capital by normally investing at least 65% of its assets in the common stock of companies with very small market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

•	The Fund’s Institutional Class Shares returned 6.82% for the year ended June 30, 2005. This return trailed the 9.45% return of the Fund’s benchmark, the Russell 2000 Index.

•	The U.S. stock market delivered moderate gains, thanks in large part to a rally in the fourth quarter of 2004. Over the course of the year, investors were distracted by external factors, including rising oil prices, the threat of inflation and continued geopolitical uncertainty. Smaller-cap companies outperformed the overall stock market, as represented by the S&P 500 Index.

•	The Fund’s relative performance was hurt in part by poor stock selection in the consumer discretionary sector. For example, the Fund saw disappointing returns from its investment in Hibbett Sporting Goods and Multimedia Games.

•	Relative performance was also adversely affected by poor stock selection in the materials sector. Stocks in these more cyclical industries, such as steel, were hurt by some initial first quarter economic data that was negative, which drove down the prices of many of these stocks.

•	Strong stock selection in healthcare contributed to the Fund’s relative performance. Standouts in this sector included Transkaryotic Therapies, a biotech company that saw its stock price rise on a takeover by a U.K. pharmaceutical company. Hologic, which makes diagnostic and imaging systems, also delivered strong performance. The company’s stock price benefited from the shift from analog to digital imaging.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
CCM Emerging Companies Fund Institutional Class (Inception 06/25/93)	6.82%	9.75%	14.36%	14.90%
CCM Emerging Companies Fund Administrative Class (Inception 04/01/96)	6.49%	9.48%	—	12.74%
Russell 2000 Index	9.45%	5.71%	9.90%	—
Lipper Small-Cap Growth Fund Average	5.42%	-3.57%	8.70%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,004.30	$1,002.70	$1,017.36	$1,016.12
Expenses Paid During Period	$7.45	$8.69	$7.50	$8.75

For each class of the Fund, expenses are equal to the expense ratio for the class (1.50% for Institutional Class, 1.75% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	CCM Emerging Companies Fund	Russell 2000 Index
06/30/1993	5,000,000	5,000,000
07/31/1993	5,021,687	5,069,050
08/31/1993	5,277,282	5,287,932
09/30/1993	5,442,666	5,437,157
10/31/1993	5,547,911	5,577,164
11/30/1993	5,517,841	5,395,460
12/31/1993	5,893,716	5,579,823
01/31/1994	6,099,194	5,754,639
02/28/1994	6,084,159	5,733,749
03/31/1994	5,763,413	5,431,753
04/30/1994	5,903,739	5,463,963
05/31/1994	5,723,320	5,402,493
06/30/1994	5,487,771	5,220,213
07/31/1994	5,482,760	5,306,033
08/31/1994	5,808,518	5,601,580
09/30/1994	5,958,868	5,582,590
10/31/1994	5,953,856	5,560,037
11/30/1994	5,838,588	5,335,355
12/31/1994	5,953,856	5,478,183
01/31/1995	5,803,506	5,408,993
02/28/1995	6,003,973	5,634,170
03/31/1995	6,124,253	5,730,740
04/30/1995	6,389,871	5,858,077
05/31/1995	6,455,022	5,958,777
06/30/1995	6,941,154	6,267,918
07/31/1995	7,472,390	6,628,950
08/31/1995	7,602,693	6,766,103
09/30/1995	7,813,183	6,886,946
10/31/1995	7,707,938	6,578,962
11/30/1995	7,923,440	6,855,344
12/31/1995	8,111,989	7,036,188
01/31/1996	7,666,725	7,028,589
02/29/1996	8,040,337	7,247,670
03/31/1996	8,444,657	7,395,160
04/30/1996	9,355,656	7,790,579
05/31/1996	9,729,268	8,097,606
06/30/1996	9,452,898	7,765,118
07/31/1996	8,736,381	7,086,913
08/31/1996	9,268,651	7,498,379
09/30/1996	9,601,319	7,791,416
10/31/1996	9,350,538	7,671,350
11/30/1996	9,780,448	7,987,410
12/31/1996	10,044,807	8,196,760
01/31/1997	10,387,828	8,360,531
02/28/1997	10,073,392	8,157,788
03/31/1997	9,581,728	7,772,822
04/30/1997	9,324,462	7,794,508
05/31/1997	10,444,998	8,661,647
06/30/1997	11,348,288	9,032,885
07/31/1997	11,977,160	9,453,185
08/31/1997	12,520,277	9,669,663
09/30/1997	13,800,890	10,377,483
10/31/1997	13,292,075	9,921,911
11/30/1997	13,349,245	9,857,419
12/31/1997	13,730,013	10,029,924
01/31/1998	13,453,742	9,871,451
02/28/1998	14,488,151	10,601,938
03/31/1998	15,561,110	11,038,738
04/30/1998	15,708,883	11,099,782
05/31/1998	15,137,066	10,501,504
06/30/1998	15,201,315	10,523,557
07/31/1998	14,237,580	9,671,149
08/31/1998	11,635,495	7,793,012
09/30/1998	12,053,114	8,403,205
10/31/1998	12,001,715	8,746,055
11/30/1998	12,522,132	9,204,349
12/31/1998	13,197,781	9,774,098
01/31/1999	13,304,000	9,904,093
02/28/1999	12,374,579	9,101,862
03/31/1999	11,405,325	9,243,851
04/30/1999	12,500,715	10,072,100
05/31/1999	13,025,174	10,219,153
06/30/1999	13,277,445	10,681,058
07/31/1999	13,051,729	10,388,397
08/31/1999	12,573,741	10,004,027
09/30/1999	12,274,998	10,006,027
10/31/1999	12,122,308	10,046,052
11/30/1999	12,826,012	10,645,801
12/31/1999	13,914,763	11,850,906
01/31/2000	14,180,312	11,660,106
02/29/2000	16,596,807	13,585,189
03/31/2000	16,357,813	12,689,925
04/30/2000	15,235,868	11,925,992
05/31/2000	14,439,222	11,230,707
06/30/2000	16,676,471	12,210,024
07/31/2000	14,804,351	11,816,861
08/31/2000	16,643,278	12,718,488
09/30/2000	17,466,479	12,344,564
10/31/2000	16,065,709	11,793,997
11/30/2000	14,472,415	10,582,753
12/31/2000	16,392,464	11,491,812
01/31/2001	16,735,215	12,090,535
02/28/2001	15,729,314	11,297,396
03/31/2001	15,252,442	10,744,953
04/30/2001	16,720,313	11,585,209
05/31/2001	17,234,440	11,870,205
06/30/2001	17,390,914	12,279,727
07/31/2001	16,675,606	11,615,394
08/31/2001	16,086,968	11,240,217
09/30/2001	14,298,699	9,727,283
10/31/2001	15,394,014	10,296,330
11/30/2001	16,653,253	11,093,265
12/31/2001	18,031,472	11,777,720
01/31/2002	17,989,263	11,655,232
02/28/2002	17,668,479	11,335,878
03/31/2002	19,179,543	12,247,283
04/30/2002	20,116,572	12,358,733
05/31/2002	19,019,151	11,810,005
06/30/2002	18,250,956	11,224,229
07/31/2002	15,558,053	9,529,371
08/31/2002	15,785,979	9,505,547
09/30/2002	15,431,428	8,823,049
10/31/2002	15,558,053	9,106,269
11/30/2002	16,056,114	9,918,548
12/31/2002	15,189,033	9,366,085
01/31/2003	15,083,554	9,106,644
02/28/2003	14,824,650	8,831,624
03/31/2003	15,428,759	8,945,552
04/30/2003	16,368,484	9,793,590
05/31/2003	17,969,853	10,844,442
06/30/2003	18,890,401	11,040,726
07/31/2003	20,194,510	11,731,876
08/31/2003	20,884,920	12,269,196
09/30/2003	20,817,797	12,042,216
10/31/2003	22,486,289	13,053,762
11/30/2003	23,301,357	13,517,170
12/31/2003	23,512,316	13,791,569
01/31/2004	24,427,840	14,390,123
02/29/2004	24,302,996	14,519,634
03/31/2004	24,771,162	14,654,667
04/30/2004	23,262,628	13,907,279
05/31/2004	23,637,160	14,128,404
06/30/2004	24,854,391	14,723,210
07/31/2004	22,711,233	13,732,338
08/31/2004	22,024,590	13,662,303
09/30/2004	23,262,628	14,303,065
10/31/2004	23,533,124	14,584,836
11/30/2004	25,582,649	15,849,341
12/31/2004	26,435,297	16,318,481
01/31/2005	25,328,597	15,638,001
02/28/2005	26,104,428	15,902,283
03/31/2005	25,465,508	15,447,478
04/30/2005	24,187,669	14,562,337
05/31/2005	25,465,508	15,516,170
06/30/2005	26,549,389	16,115,094

Sector Breakdown *

Technology	18.9%
Short-Term Instruments	16.6%
Financial & Business Services	16.2%
Healthcare	14.2%
Consumer Services	8.6%
Energy	7.5%
Consumer Discretionary	7.3%
Other	10.7%

*	% of total investments as of June 30, 2005

8  Allianz Funds Annual Report  |  06.30.05

A GROWTH STOCK FUND

CCM Focused Growth Fund

•	CCM Focused Growth Fund seeks long-term growth of capital by normally investing at least 80% of its assets in the common stock of companies in the Russell 1000 Growth Index with a market capitalization of at least $100 million at the time of investment.

•	The Fund’s Institutional Class Shares returned 12.79% for the year ended June 30, 2005. This return exceeded the 6.32% return of the Fund’s benchmark, the S&P 500 Index.

•	The U.S. stock market, as represented by the S&P 500 Index, delivered moderate gains, thanks in large part to a rally in the fourth quarter of 2004. Over the course of the year, investors were distracted by external factors, including rising oil prices, the threat of inflation and continued geopolitical uncertainty. Nonetheless, the overall market ended the year in positive territory.

•	The Fund benefited from strong stock selection in the consumer discretionary sector. Stocks such as Coach and Starwood Hotels saw their stock prices gain on robust higher-end consumer spending.

•	Another contributor to the Fund’s strong relative performance was stock selection in healthcare. Health insurance provider Aetna was a standout during the period, almost doubling. Biotech names also helped performance, including Invitrogen and Celgene. Both of these stocks posted double-digit gains for the reporting period.

•	Relative performance was hurt by the Fund’s exposure to the industrials sector. In particular, 3M posted disappointing results during this period.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
CCM Focused Growth Fund Institutional Class (Inception 08/31/99)	12.79%	-7.90%	—	-2.07%
S&P 500 Index	6.32%	-2.37%	—	—
Lipper Multi-Cap Growth Fund Average	5.13%	-8.55%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Inst. Class	Inst. Class
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,019.60	$1,021.32
Expenses Paid During Period	$3.51	$3.51

Expenses are equal to the expense ratio of 0.70% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	CCM Focused Growth Fund	S&P 500 Index
08/31/1999	5,000,000	5,000,000
09/30/1999	4,960,000	4,863,102
10/31/1999	5,140,000	5,170,839
11/30/1999	5,520,000	5,275,962
12/31/1999	6,212,079	5,586,716
01/31/2000	6,017,013	5,306,135
02/29/2000	6,802,276	5,205,596
03/31/2000	6,892,306	5,714,859
04/30/2000	6,287,104	5,542,899
05/31/2000	5,941,988	5,429,159
06/30/2000	6,677,234	5,562,988
07/31/2000	6,602,209	5,475,983
08/31/2000	7,662,564	5,816,096
09/30/2000	7,477,502	5,509,064
10/31/2000	6,952,326	5,485,761
11/30/2000	5,771,931	5,053,284
12/31/2000	5,946,864	5,077,974
01/31/2001	5,664,487	5,258,141
02/28/2001	4,749,585	4,778,703
03/31/2001	4,292,134	4,475,973
04/30/2001	4,647,929	4,823,800
05/31/2001	4,540,626	4,856,120
06/30/2001	4,314,724	4,737,922
07/31/2001	4,077,527	4,691,282
08/31/2001	3,761,265	4,397,607
09/30/2001	3,416,764	4,042,517
10/31/2001	3,625,724	4,119,608
11/30/2001	3,953,281	4,435,623
12/31/2001	4,036,551	4,474,479
01/31/2002	3,878,255	4,409,196
02/28/2002	3,652,118	4,324,165
03/31/2002	3,849,988	4,486,820
04/30/2002	3,572,970	4,214,784
05/31/2002	3,505,128	4,183,721
06/30/2002	3,182,883	3,885,673
07/31/2002	2,939,785	3,582,885
08/31/2002	2,973,706	3,606,532
09/30/2002	2,753,222	3,214,571
10/31/2002	2,922,825	3,497,514
11/30/2002	3,030,240	3,703,172
12/31/2002	2,854,984	3,485,618
01/31/2003	2,854,984	3,394,294
02/28/2003	2,821,063	3,343,380
03/31/2003	2,849,330	3,375,751
04/30/2003	2,985,013	3,653,978
05/31/2003	3,154,616	3,846,422
06/30/2003	3,199,843	3,895,491
07/31/2003	3,256,377	3,964,173
08/31/2003	3,329,872	4,041,486
09/30/2003	3,307,258	3,998,564
10/31/2003	3,516,435	4,224,763
11/30/2003	3,612,544	4,261,933
12/31/2003	3,719,959	4,485,449
01/31/2004	3,765,186	4,567,779
02/29/2004	3,810,414	4,631,268
03/31/2004	3,849,988	4,561,400
04/30/2004	3,708,652	4,489,793
05/31/2004	3,799,107	4,551,406
06/30/2004	3,923,482	4,639,908
07/31/2004	3,731,266	4,486,341
08/31/2004	3,719,959	4,504,488
09/30/2004	3,900,869	4,553,275
10/31/2004	3,985,670	4,622,836
11/30/2004	4,251,382	4,809,883
12/31/2004	4,340,349	4,973,557
01/31/2005	4,261,125	4,852,327
02/28/2005	4,368,644	4,954,440
03/31/2005	4,323,373	4,866,707
04/30/2005	4,142,289	4,774,407
05/31/2005	4,351,667	4,926,321
06/30/2005	4,425,232	4,933,314

Sector Breakdown *

Technology	26.4%
Healthcare	22.4%
Energy	9.9%
Consumer Discretionary	7.3%
Financial & Business Services	5.5%
Short-Term Instruments	5.5%
Consumer Services	4.9%
Consumer Staples	4.8%
Materials & Processing	4.8%
Other	8.5%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  9

A BLEND STOCK FUND

CCM Mid-Cap Fund

•	CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with market capitalizations of more than $500 million, excluding the 200 largest capitalization companies.

•	The Fund’s Institutional Shares returned 15.60% for the year ended June 30, 2005. This return trailed the 17.11% return of the Fund’s benchmark, the Russell Mid-Cap Index.

•	The U.S. stock market, as measured by the S&P 500, delivered moderate gains, thanks in large part to a rally in the fourth quarter of 2004. Over the course of the year, investors were distracted by external factors, including rising oil prices, the threat of inflation and continued geopolitical uncertainty.

•	The Fund delivered strong absolute performance but trailed its benchmark. This relative performance was due in part to an underweight exposure to financials and utilities. An under-weighting of the consumer discretionary sector also hurt performance.

•	The Fund benefited from overweight exposure to the energy sector. Energy was a strong performer over the 12-month period, supported by crude oil prices that topped more than $60 a barrel. EOG Resources and Noble Energy were two names that did particularly well for the Fund in this sector.

•	Relative performance was also helped by strong stock selection in healthcare. The top performing stock for the Fund in this industry was PacifiCare Health Systems. PacifiCare is a managed care provider that was the object of a takeover bid from UnitedHealth.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
CCM Mid-Cap Fund Institutional Class (Inception 08/26/91)	15.60%	2.42%	11.81%	12.61%
CCM Mid-Cap Fund Administrative Class (Inception 11/30/94)	15.25%	2.14%	11.53%	13.16%
Russell Mid-Cap Index	17.11%	7.34%	12.90%	—
Lipper Mid-Cap Growth Fund Average	7.81%	–5.05%	8.22%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,039.20	$1,037.80	$1,021.32	$1,020.08
Expenses Paid During Period	$3.54	$4.80	$3.51	$4.76

For each class of the Fund, expenses are equal to the expense ratio for the class (0.70% for Institutional Class, 0.95% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	CCM Mid-Cap Fund	Russell Mid-Cap Index
08/31/1991	5,000,000	5,000,000
09/30/1991	4,974,950	4,970,800
10/31/1991	5,157,144	5,072,701
11/30/1991	5,011,661	4,862,945
12/31/1991	5,665,299	5,407,887
01/31/1992	5,671,673	5,509,555
02/29/1992	5,727,031	5,636,110
03/31/1992	5,555,924	5,492,107
04/30/1992	5,519,126	5,535,055
05/31/1992	5,524,162	5,570,812
06/30/1992	5,378,127	5,480,453
07/31/1992	5,525,925	5,709,591
08/31/1992	5,364,436	5,578,099
09/30/1992	5,541,064	5,693,789
10/31/1992	5,722,284	5,833,116
11/30/1992	6,066,939	6,127,047
12/31/1992	6,185,404	6,291,558
01/31/1993	6,414,599	6,417,263
02/28/1993	6,216,680	6,424,579
03/31/1993	6,470,422	6,633,570
04/30/1993	6,293,134	6,457,781
05/31/1993	6,562,549	6,662,815
06/30/1993	6,765,881	6,738,172
07/31/1993	6,682,647	6,770,650
08/31/1993	7,013,472	7,071,740
09/30/1993	7,201,787	7,098,825
10/31/1993	7,128,883	7,104,717
11/30/1993	6,929,867	6,939,959
12/31/1993	7,160,996	7,191,324
01/31/1994	7,309,331	7,389,733
02/28/1994	7,299,101	7,289,232
03/31/1994	7,033,122	6,978,711
04/30/1994	7,058,599	7,026,585
05/31/1994	6,930,633	7,036,141
06/30/1994	6,700,295	6,827,801
07/31/1994	6,851,806	7,062,131
08/31/1994	7,210,540	7,396,947
09/30/1994	7,026,048	7,216,165
10/31/1994	7,167,804	7,271,369
11/30/1994	6,829,168	6,950,556
12/31/1994	6,991,678	7,040,844
01/31/1995	6,924,894	7,185,463
02/28/1995	7,346,142	7,557,383
03/31/1995	7,582,451	7,773,675
04/30/1995	7,753,580	7,890,902
05/31/1995	8,020,945	8,150,197
06/30/1995	8,493,975	8,424,125
07/31/1995	9,295,489	8,833,116
08/31/1995	9,367,547	8,968,440
09/30/1995	9,501,369	9,171,037
10/31/1995	9,355,709	8,965,881
11/30/1995	9,536,022	9,411,754
12/31/1995	9,599,034	9,466,624
01/31/1996	9,789,114	9,666,181
02/29/1996	10,026,714	9,893,143
03/31/1996	10,152,383	10,036,296
04/30/1996	10,364,554	10,320,625
05/31/1996	10,539,595	10,476,466
06/30/1996	10,325,462	10,319,110
07/31/1996	9,831,497	9,680,460
08/31/1996	10,367,953	10,141,443
09/30/1996	11,095,622	10,642,329
10/31/1996	11,169,983	10,727,681
11/30/1996	11,849,848	11,381,211
12/31/1996	11,841,245	11,265,123
01/31/1997	12,326,596	11,686,551
02/28/1997	12,120,488	11,668,787
03/31/1997	11,774,758	11,172,864
04/30/1997	12,027,407	11,450,845
05/31/1997	12,858,488	12,286,299
06/30/1997	13,483,461	12,688,306
07/31/1997	14,733,407	13,746,765
08/31/1997	14,713,461	13,596,925
09/30/1997	15,750,651	14,373,309
10/31/1997	15,418,218	13,814,188
11/30/1997	15,524,596	14,142,965
12/31/1997	15,887,569	14,533,311
01/31/1998	15,605,123	14,260,085
02/28/1998	16,523,072	15,375,224
03/31/1998	17,031,474	16,104,009
04/30/1998	17,278,614	16,144,269
05/31/1998	16,692,539	15,645,411
06/30/1998	17,010,291	15,862,100
07/31/1998	16,523,072	15,105,478
08/31/1998	13,578,576	12,688,602
09/30/1998	14,560,074	13,509,554
10/31/1998	14,962,560	14,430,906
11/30/1998	15,788,713	15,113,487
12/31/1998	17,147,689	15,999,138
01/31/1999	16,406,007	15,971,939
02/28/1999	15,523,405	15,440,074
03/31/1999	15,597,573	15,923,348
04/30/1999	16,398,590	17,100,083
05/31/1999	16,361,506	17,050,493
06/30/1999	17,066,104	17,652,376
07/31/1999	16,598,844	17,166,935
08/31/1999	16,035,166	16,722,312
09/30/1999	15,738,493	16,133,686
10/31/1999	16,279,921	16,898,423
11/30/1999	17,221,857	17,385,098
12/31/1999	19,373,700	18,914,986
01/31/2000	18,911,534	18,288,900
02/29/2000	23,033,757	19,695,317
03/31/2000	23,987,906	20,823,858
04/30/2000	22,504,502	19,838,890
05/31/2000	22,019,974	19,313,159
06/30/2000	23,018,848	19,884,829
07/31/2000	22,504,502	19,662,119
08/31/2000	24,509,707	21,545,750
09/30/2000	24,845,150	21,237,645
10/31/2000	24,405,346	20,910,586
11/30/2000	22,780,311	19,028,633
12/31/2000	24,883,352	20,476,712
01/31/2001	23,750,435	20,806,387
02/28/2001	22,995,157	19,539,278
03/31/2001	21,882,652	18,327,843
04/30/2001	22,637,931	19,894,873
05/31/2001	22,750,202	20,264,918
06/30/2001	21,790,794	20,074,428
07/31/2001	20,759,942	19,500,299
08/31/2001	20,004,664	18,749,538
09/30/2001	18,718,650	16,488,343
10/31/2001	18,708,443	17,141,282
11/30/2001	19,473,928	18,577,721
12/31/2001	20,068,243	19,324,545
01/31/2002	19,584,299	19,208,598
02/28/2002	19,368,069	19,004,987
03/31/2002	20,202,100	20,145,286
04/30/2002	20,232,990	19,754,468
05/31/2002	19,872,606	19,531,242
06/30/2002	18,585,520	18,222,649
07/31/2002	16,814,490	16,444,118
08/31/2002	16,948,347	16,534,561
09/30/2002	16,083,425	15,008,421
10/31/2002	16,484,996	15,766,346
11/30/2002	16,608,556	16,860,531
12/31/2002	16,042,239	16,196,226
01/31/2003	15,826,008	15,869,062
02/28/2003	15,620,075	15,659,591
03/31/2003	15,723,041	15,814,620
04/30/2003	16,567,370	16,962,762
05/31/2003	17,864,752	18,514,855
06/30/2003	18,173,653	18,701,855
07/31/2003	18,534,037	19,319,016
08/31/2003	19,295,992	20,157,461
09/30/2003	18,894,421	19,905,493
10/31/2003	20,469,814	21,424,282
11/30/2003	20,943,462	22,026,304
12/31/2003	21,025,835	22,687,093
01/31/2004	21,684,823	23,347,288
02/29/2004	22,168,768	23,849,255
03/31/2004	22,364,405	23,854,024
04/30/2004	21,211,176	22,978,582
05/31/2004	21,828,977	23,548,451
06/30/2004	22,446,778	24,200,743
07/31/2004	21,046,429	23,143,170
08/31/2004	20,871,385	23,242,686
09/30/2004	21,880,460	23,998,073
10/31/2004	22,436,481	24,660,420
11/30/2004	24,011,875	26,162,240
12/31/2004	24,969,466	27,276,751
01/31/2005	24,506,116	26,600,287
02/28/2005	25,432,817	27,422,236
03/31/2005	24,990,060	27,205,601
04/30/2005	23,857,424	26,337,742
05/31/2005	25,319,554	27,599,320
06/30/2005	25,947,652	28,341,742

Sector Breakdown *

Technology	15.6%
Short-Term Instruments	14.2%
Healthcare	12.4%
Financial & Business Services	11.8%
Consumer Discretionary	9.7%
Consumer Services	7.6%
Energy	7.4%
Materials & Processing	4.3%
Other	17.0%

*	% of total investments as of June 30, 2005

10  Allianz Funds Annual Report  |  06.30.05

A VALUE STOCK FUND

NFJ Dividend Value Fund

•	NFJ Dividend Value Fund seeks current income, with long-term growth of capital as a secondary objective, by investing at least 80% of its assets in common stocks that pay or are expected to pay dividends.

•	The Fund’s Institutional Shares returned 14.08% for the year ended June 30, 2005. This return outperformed the 14.05% return of the Fund’s benchmark, the Russell 1000 Value Index.

•	The U.S. stock market withstood significant volatility over the fiscal year but made little overall progress. Investors reacted to increasing concern over record high oil prices, the threat of inflation and a potential correction in the real-estate market. In this environment, value outperformed growth.

•	The Fund’s strong relative performance benefited from stock selection in the energy sector. Energy stocks in general did well over the reporting period, boosted by crude oil prices that rose significantly during the year. Top performers for the Fund in this industry included Marathon Oil, Occidental Petroleum, ConocoPhilips and Chevron. All four of these holdings delivered double-digit returns over the 12-months.

•	Relative performance was also helped by overweight exposure and strong stock selection in the consumer discretionary sector. For example, Fund holding May Department Stores saw its stock price climb more than 50% after it became the object of a takeover by Federated Department Stores. Other standouts in this sector included VF Corp., a clothing manufacturer, and Limited Brands, an apparel retailer.

•	Poor stock selection in the healthcare sector hindered the Fund’s relative performance. Specifically, performance was hurt by the Fund’s position in Merck, a large-cap pharmaceutical company which saw its stock price decline when problems related to its drug Vioxx were made public.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
NFJ Dividend Value Fund Institutional Class (Inception 05/08/00)	14.08%	13.84%	—	12.13%
NFJ Dividend Value Fund Administrative Class (Inception 05/08/00)	13.78%	13.54%	—	11.83%
Russell 1000 Value Index	14.05%	6.56%	—	—
S&P 500 Index	6.32%	-2.37%	—	—
Lipper Equity Income Fund Average	10.34%	4.79%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,042.00	$1,040.50	$1,021.32	$1,020.08
Expenses Paid During Period	$3.54	$4.81	$3.51	$4.76

For each class of the Fund, expenses are equal to the expense ratio for the class (0.70% for Institutional Class, 0.95% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NFJ Dividend Value Fund	Russell 1000 Value Index	S&P 500 Index
05/31/2000	5,000,000	5,000,001	5,000,000
06/30/2000	4,634,313	4,771,501	5,123,250
07/31/2000	4,728,125	4,831,145	5,043,122
08/31/2000	4,990,798	5,099,756	5,356,351
09/30/2000	5,021,750	5,146,674	5,073,589
10/31/2000	4,998,107	5,273,282	5,052,128
11/30/2000	4,941,364	5,077,644	4,653,837
12/31/2000	5,326,602	5,332,033	4,676,575
01/31/2001	5,449,222	5,352,295	4,842,500
02/28/2001	5,606,175	5,203,501	4,400,961
03/31/2001	5,524,371	5,019,818	4,122,160
04/30/2001	5,937,961	5,265,789	4,442,493
05/31/2001	6,193,992	5,384,269	4,472,258
06/30/2001	6,191,057	5,264,738	4,363,403
07/31/2001	6,290,035	5,253,682	4,320,450
08/31/2001	6,171,262	5,043,010	4,049,989
09/30/2001	5,689,035	4,687,982	3,722,968
10/31/2001	5,634,237	4,647,665	3,793,965
11/30/2001	5,987,934	4,917,695	4,085,000
12/31/2001	6,200,074	5,033,752	4,120,785
01/31/2002	6,227,436	4,994,992	4,060,662
02/28/2002	6,364,242	5,002,984	3,982,352
03/31/2002	6,633,465	5,239,625	4,132,150
04/30/2002	6,649,912	5,059,906	3,881,618
05/31/2002	6,715,698	5,085,206	3,853,010
06/30/2002	6,250,435	4,793,315	3,578,522
07/31/2002	5,699,736	4,347,537	3,299,669
08/31/2002	5,897,987	4,380,578	3,321,447
09/30/2002	5,183,458	3,893,458	2,960,468
10/31/2002	5,476,966	4,181,963	3,221,046
11/30/2002	5,969,837	4,445,427	3,410,447
12/31/2002	5,789,785	4,252,495	3,210,090
01/31/2003	5,617,929	4,149,585	3,125,985
02/28/2003	5,434,220	4,038,791	3,079,096
03/31/2003	5,364,060	4,045,657	3,108,907
04/30/2003	5,737,470	4,401,674	3,365,142
05/31/2003	6,247,204	4,686,023	3,542,374
06/30/2003	6,307,901	4,744,598	3,587,564
07/31/2003	6,445,550	4,815,292	3,650,816
08/31/2003	6,571,229	4,890,411	3,722,018
09/30/2003	6,524,833	4,842,485	3,682,490
10/31/2003	6,951,803	5,138,845	3,890,808
11/30/2003	7,029,981	5,208,733	3,925,040
12/31/2003	7,428,593	5,529,591	4,130,887
01/31/2004	7,550,674	5,626,912	4,206,709
02/29/2004	7,678,858	5,747,328	4,265,180
03/31/2004	7,644,332	5,696,752	4,200,835
04/30/2004	7,546,012	5,557,751	4,134,888
05/31/2004	7,607,462	5,614,440	4,191,631
06/30/2004	7,765,906	5,746,941	4,273,137
07/31/2004	7,698,054	5,665,909	4,131,709
08/31/2004	7,809,084	5,746,365	4,148,422
09/30/2004	7,878,721	5,835,433	4,193,352
10/31/2004	7,934,467	5,932,302	4,257,415
11/30/2004	8,281,329	6,232,476	4,429,676
12/31/2004	8,502,197	6,441,264	4,580,412
01/31/2005	8,344,281	6,326,609	4,468,765
02/28/2005	8,710,646	6,536,020	4,562,806
03/31/2005	8,597,654	6,446,477	4,482,008
04/30/2005	8,457,854	6,331,085	4,397,005
05/31/2005	8,686,617	6,483,664	4,536,910
06/30/2005	8,859,510	6,554,336	4,543,350

Sector Breakdown *

Short-Term Instruments	22.6%
Financial & Business Services	21.8%
Energy	10.8%
Consumer Discretionary	7.8%
Consumer Staples	7.7%
Utilities	6.2%
Healthcare	6.2%
Materials & Processing	4.7%
Communications	4.7%
Other	7.5%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  11

AN INTERNATIONAL STOCK FUND

NFJ International Value Fund

•	NFJ International Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in the common stocks of non-U.S. companies with market capitalizations of more than $1 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

•	The Fund’s Institutional Shares returned 27.08% for the year ended June 30, 2005. This return exceeded the 16.96% return of the Fund’s benchmark, the MSCI All Country World Free Ex US Index.

•	The international stock market delivered solid returns for the fiscal year, outperforming the U.S. market. The majority of the market’s gains occurred in the last two quarters of 2004, with many international stocks posting negative results for the first six months of 2005. International value stocks outperformed the overall market during the period.

•	The Fund delivered strong relative performance, in part due to overweight exposure and stock selection in the energy sector. Energy was one of the top performing industries for the fiscal year, buoyed by rising oil prices. Top performers for the Fund in this area included Canadian Natural Resources and Norsk Hydro.

•	Relative performance was also helped by overweight exposure and strong stock selection in utilities. Utilities in general posted good returns for the period. Standouts for the Fund in this area included Korea Electric Power and Companhia de Saneamento Basico do Estado de Sao Paulo.

•	While the Fund outperformed the Index, there were some areas of relative weakness, including overweight exposure to the materials sector.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
NFJ International Value Fund Institutional Class (Inception 01/31/03)	27.08%	—	—	35.04%
MSCI All Country World Free Ex US Index	16.96%	—	—	—
Lipper International Multi-Cap Value Fund Average	14.30%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,028.50	$1,021.67
Expenses Paid During Period	$3.17	$3.16

Expenses are equal to the expense ratio of 0.63% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NFJ International Value Fund	MSCI All Country World Free Ex US Index
01/31/2003	5,000,000	5,000,000
02/28/2003	4,810,000	4,902,000
03/31/2003	4,725,000	4,811,313
04/30/2003	5,185,000	5,278,491
05/31/2003	5,540,000	5,610,509
06/30/2003	5,711,922	5,750,210
07/31/2003	5,893,252	5,883,040
08/31/2003	6,165,249	6,035,999
09/30/2003	6,255,365	6,218,286
10/31/2003	6,745,487	6,608,173
11/30/2003	7,033,496	6,758,839
12/31/2003	7,743,840	7,277,918
01/31/2004	7,727,468	7,379,809
02/29/2004	8,098,561	7,551,021
03/31/2004	8,047,177	7,591,796
04/30/2004	7,636,607	7,398,964
05/31/2004	7,789,886	7,427,820
06/30/2004	8,117,844	7,615,001
07/31/2004	7,985,578	7,384,267
08/31/2004	8,139,888	7,416,758
09/30/2004	8,685,634	7,634,069
10/31/2004	8,863,231	7,908,895
11/30/2004	9,723,470	8,437,209
12/31/2004	10,030,268	8,794,103
01/31/2005	9,910,939	8,621,739
02/28/2005	10,726,354	9,007,131
03/31/2005	10,146,682	8,806,272
04/30/2005	9,766,431	8,591,399
05/31/2005	10,026,603	8,615,454
06/30/2005	10,316,082	8,760,194

Country Allocation *

United States	22.8%
Brazil	10.4%
United Kingdom	9.4%
South Korea	8.8%
Canada	8.4%
China	7.2%
Mexico	6.3%
Netherlands	6.0%
Bermuda	3.0%
Other	17.7%

*	% of total investments as of June 30, 2005

12  Allianz Funds Annual Report  |  06.30.05

A VALUE STOCK FUND

NFJ Large-Cap Value Fund

•	NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks issued by large-cap companies that with below average P/E ratios relative to the market and their respective industry groups.

•	The Fund’s Institutional Shares returned 15.78% for the year ended June 30, 2005. This return exceeded the 10.68% return of the Fund’s benchmark, the Russell Top 200 Value Index.

•	The U.S. stock market as a whole produced moderate returns amidst continued volatility. Investors distracted by high oil prices, the threat of inflation and signs of slowing economic growth remained generally risk-averse, favoring value over growth. Small-cap stocks outperformed large-caps for much of the reporting period.

•	The Fund delivered strong absolute and relative performance for the period. This performance was due in part to the Fund’s strong stock selection in the energy sector. The Fund was underweight energy, the period’s top performing sector. But, the names we did hold delivered substantial returns, including ConocoPhilips, Occidental Petroleum and Apache Corporation.

•	Relative performance was also helped by stock selection in financials. Top performing names in this sector included Allstate, the insurance company, and Equity Office Properties Trust, a REIT.

•	The Fund did have some areas of weakness, including an overweight in materials and disappointing stock selection in healthcare. Specifically, performance was hurt by the Fund’s position in Merck, a large-cap pharmaceutical company which saw its stock price decline when problems related to its drug Vioxx were made public.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
NFJ Large-Cap Value Fund Institutional Class (Inception 05/08/00)	15.78%	12.36%	—	11.35%
Russell Top 200 Value Index	10.68%	3.13%	—	—
Russell Midcap Value Index	21.79%	14.86%	—	—
Lipper Multi-Cap Value Fund Average	10.72%	6.22%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,034.30	$1,021.32
Expenses Paid During Period	$3.53	$3.51

Expenses are equal to the expense ratio of 0.70% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NFJ Large Cap Value Fund	Russell Top 200 Value Index	Russell Mid-Cap Value Index
05/31/2000	5,000,000	5,000,001	5,000,000
06/30/2000	4,761,410	4,753,001	4,813,500
07/31/2000	4,735,079	4,791,976	4,926,136
08/31/2000	5,020,325	5,047,388	5,228,108
09/30/2000	4,989,936	5,092,814	5,278,298
10/31/2000	5,065,006	5,229,302	5,378,586
11/30/2000	4,989,936	4,985,093	5,308,664
12/31/2000	5,327,940	5,158,076	5,776,888
01/31/2001	5,346,408	5,194,183	5,756,091
02/28/2001	5,457,214	4,997,843	5,731,916
03/31/2001	5,361,589	4,804,426	5,572,568
04/30/2001	5,616,241	5,027,351	5,879,060
05/31/2001	5,875,523	5,126,893	6,046,025
06/30/2001	5,874,348	4,993,081	5,965,008
07/31/2001	5,962,649	4,986,091	5,941,148
08/31/2001	5,869,700	4,742,271	5,832,425
09/30/2001	5,393,554	4,458,209	5,276,012
10/31/2001	5,500,865	4,394,902	5,303,975
11/30/2001	5,841,461	4,629,151	5,675,253
12/31/2001	6,011,046	4,704,143	5,910,776
01/31/2002	6,143,261	4,633,110	5,970,475
02/28/2002	6,270,753	4,611,335	6,067,196
03/31/2002	6,481,587	4,822,073	6,377,230
04/30/2002	6,580,867	4,585,309	6,372,766
05/31/2002	6,647,054	4,621,991	6,363,207
06/30/2002	6,250,296	4,329,419	6,079,408
07/31/2002	5,623,842	3,935,875	5,484,234
08/31/2002	5,794,693	3,959,097	5,547,851
09/30/2002	5,131,011	3,502,217	4,987,518
10/31/2002	5,407,333	3,823,370	5,146,121
11/30/2002	5,726,532	4,064,243	5,470,327
12/31/2002	5,601,214	3,856,153	5,340,133
01/31/2003	5,493,309	3,768,233	5,192,211
02/28/2003	5,252,977	3,652,548	5,106,021
03/31/2003	5,209,148	3,655,836	5,123,381
04/30/2003	5,542,690	3,995,463	5,512,758
05/31/2003	6,043,004	4,215,613	5,997,881
06/30/2003	6,063,302	4,278,004	6,039,866
07/31/2003	6,132,541	4,312,656	6,227,706
08/31/2003	6,246,289	4,343,276	6,448,789
09/30/2003	6,242,330	4,297,237	6,398,489
10/31/2003	6,639,299	4,537,023	6,868,138
11/30/2003	6,713,731	4,567,421	7,067,314
12/31/2003	7,041,681	4,887,597	7,372,622
01/31/2004	7,141,704	4,954,068	7,567,259
02/29/2004	7,336,751	5,052,654	7,754,170
03/31/2004	7,333,368	4,984,443	7,766,577
04/30/2004	7,177,873	4,904,692	7,438,051
05/31/2004	7,162,825	4,919,897	7,628,465
06/30/2004	7,364,262	5,008,455	7,900,801
07/31/2004	7,243,537	4,966,885	7,686,689
08/31/2004	7,334,081	5,033,441	7,810,445
09/30/2004	7,501,441	5,081,259	8,037,729
10/31/2004	7,501,441	5,150,872	8,223,401
11/30/2004	7,970,912	5,372,359	8,779,302
12/31/2004	8,243,854	5,539,440	9,119,939
01/31/2005	8,175,331	5,446,931	8,907,445
02/28/2005	8,523,217	5,605,437	9,218,315
03/31/2005	8,362,211	5,491,086	9,190,660
04/30/2005	8,224,779	5,403,229	8,948,026
05/31/2005	8,399,212	5,478,333	9,317,580
06/30/2005	8,526,230	5,472,307	9,622,265

Sector Breakdown *

Financial & Business Services	29.0%
Short-Term Instruments	12.6%
Energy	10.5%
Consumer Staples	10.4%
Materials & Processing	9.7%
Healthcare	6.1%
Consumer Discretionary	5.1%
Capital Goods	3.5%
Communications	3.5%
Consumer Services	2.7%
Other	6.9%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  13

A VALUE STOCK FUND

NFJ Small-Cap Value Fund

•	NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in the common stocks of companies with market capitalizations of between $100 million and $1.8 billion at the time of investment. The Fund invests primarily in dividend-paying stocks with below-average P/E ratios relative to the market and their respective industry groups.

•	The Fund’s Institutional Shares returned 19.00% for the year ended June 30, 2005. This return exceeded the 14.39% return of the Fund’s benchmark, the Russell 2000 Value Index.

•	The U.S. stock market withstood significant volatility over the fiscal year but made little overall progress. Investors reacted to increasing concern over record high oil prices, the threat of inflation and a potential correction in the real estate market. In this environment, value outperformed growth.

•	The Fund’s relative performance was helped by overweight exposure and strong stock selection in the energy sector. Energy was the top performing industry for the 12-month period, supported by rising oil prices. Within the sector, the Fund saw contributions from several of its holdings, including Frontline Ltd., an oil shipping company. The Fund also saw strength from its positions in Vintage Petroleum and Range Resources, both of which are oil and gas exploration companies.

•	Relative performance was also helped by an underweight in the financial services sector, as well as strong stock selection within the industry. The Fund saw particular support from its REIT holdings, including CBL & Associates Properties and Nationwide Health Properties.

•	Select disappointments in the consumer discretionary sector hurt the Fund’s relative performance. For example, Libbey, a manufacturer of glassware, and Kellwood, an apparel manufacturer, saw stock prices fall.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
NFJ Small-Cap Value Fund Institutional Class (Inception 10/01/91)	19.00%	20.03%	15.11%	14.52%
NFJ Small-Cap Value Fund Administrative Class (Inception 11/01/95)	18.74%	19.49%	—	14.64%
Russell 2000 Value Index	14.39%	16.12%	13.89%	—
Russell 2000 Index	9.45%	5.71%	9.90%	—
Lipper Small-Cap Value Fund Average	12.69%	15.06%	12.85%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,051.10	$1,049.90	$1,020.58	$1,019.34
Expenses Paid During Period	$4.32	$5.59	$4.26	$5.51

For each class of the Fund, expenses are equal to the expense ratio for the class (0.85% for Institutional Class, 1.10% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NFJ Small-Cap Value Fund	Russell 2000 Value Index	Russell 2000 Index
09/30/1991	5,000,000	5,000,001	5,000,000
10/31/1991	5,057,765	5,056,851	5,132,200
11/30/1991	4,942,474	4,851,644	4,894,682
12/31/1991	5,307,711	5,166,225	5,286,354
01/31/1992	5,669,482	5,598,379	5,715,078
02/29/1992	5,861,326	5,865,422	5,881,901
03/31/1992	5,810,840	5,801,606	5,682,857
04/30/1992	5,692,503	5,721,254	5,483,332
05/31/1992	5,697,568	5,876,815	5,556,260
06/30/1992	5,515,246	5,686,524	5,295,172
07/31/1992	5,683,331	5,900,735	5,479,232
08/31/1992	5,596,835	5,785,730	5,324,279
09/30/1992	5,652,803	5,894,964	5,446,897
10/31/1992	5,755,927	6,032,553	5,618,801
11/30/1992	6,164,818	6,405,787	6,049,089
12/31/1992	6,302,353	6,671,435	6,259,658
01/31/1993	6,581,536	7,025,421	6,471,360
02/28/1993	6,549,919	7,053,523	6,322,130
03/31/1993	6,718,541	7,321,063	6,527,220
04/30/1993	6,541,983	7,145,138	6,347,787
05/31/1993	6,653,133	7,369,852	6,628,549
06/30/1993	6,669,012	7,439,350	6,669,713
07/31/1993	6,692,411	7,567,084	6,761,821
08/31/1993	6,915,669	7,862,805	7,053,797
09/30/1993	6,979,457	8,051,277	7,252,855
10/31/1993	7,112,529	8,235,651	7,439,616
11/30/1993	6,984,825	8,026,054	7,197,233
12/31/1993	7,174,310	8,262,180	7,443,163
01/31/1994	7,443,124	8,556,479	7,676,357
02/28/1994	7,431,872	8,531,408	7,648,492
03/31/1994	7,099,942	8,149,628	7,245,646
04/30/1994	7,124,167	8,229,739	7,288,612
05/31/1994	6,954,544	8,217,970	7,206,616
06/30/1994	6,830,154	8,004,714	6,963,464
07/31/1994	6,936,926	8,152,641	7,077,944
08/31/1994	7,215,540	8,473,284	7,472,185
09/30/1994	7,039,274	8,383,129	7,446,854
10/31/1994	6,908,581	8,229,382	7,416,769
11/30/1994	6,748,316	7,897,162	7,117,058
12/31/1994	6,909,938	8,134,156	7,307,581
01/31/1995	6,947,635	8,378,262	7,215,286
02/28/1995	7,258,630	8,688,509	7,515,659
03/31/1995	7,302,170	8,730,822	7,644,477
04/30/1995	7,472,713	8,990,476	7,814,337
05/31/1995	7,654,211	9,183,232	7,948,666
06/30/1995	7,898,295	9,497,023	8,361,043
07/31/1995	8,291,107	9,843,570	8,842,639
08/31/1995	8,454,664	10,136,022	9,025,593
09/30/1995	8,618,222	10,287,353	9,186,790
10/31/1995	8,281,407	9,876,476	8,775,957
11/30/1995	8,622,778	10,268,967	9,144,635
12/31/1995	8,669,760	10,587,100	9,385,870
01/31/1996	8,629,498	10,657,292	9,375,733
02/29/1996	8,817,388	10,824,292	9,667,975
03/31/1996	9,086,486	11,051,494	9,864,718
04/30/1996	9,396,789	11,352,979	10,392,185
05/31/1996	9,700,346	11,640,436	10,801,741
06/30/1996	9,635,021	11,502,963	10,358,221
07/31/1996	9,105,773	10,891,465	9,453,534
08/31/1996	9,540,028	11,364,046	10,002,407
09/30/1996	9,831,792	11,674,284	10,393,301
10/31/1996	10,021,779	11,809,706	10,233,140
11/30/1996	10,686,731	12,445,186	10,654,745
12/31/1996	11,072,978	12,849,157	10,934,006
01/31/1997	11,435,630	13,046,648	11,152,467
02/28/1997	11,483,984	13,170,461	10,882,020
03/31/1997	11,048,801	12,817,229	10,368,498
04/30/1997	11,161,626	13,005,643	10,397,426
05/31/1997	12,120,640	14,041,022	11,554,139
06/30/1997	12,717,001	14,751,638	12,049,350
07/31/1997	13,369,775	15,370,764	12,610,006
08/31/1997	13,732,427	15,614,852	12,898,775
09/30/1997	14,739,794	16,653,240	13,842,965
10/31/1997	14,489,967	16,200,438	13,235,259
11/30/1997	14,659,205	16,377,995	13,149,230
12/31/1997	14,950,861	16,933,209	13,379,342
01/31/1998	14,696,739	16,626,887	13,167,948
02/28/1998	15,620,050	17,631,982	14,142,376
03/31/1998	16,238,414	18,347,136	14,725,042
04/30/1998	16,187,590	18,437,770	14,806,472
05/31/1998	15,450,635	17,785,073	14,008,403
06/30/1998	14,976,274	17,684,588	14,037,820
07/31/1998	13,892,018	16,299,354	12,900,757
08/31/1998	11,850,569	13,746,712	10,395,430
09/30/1998	12,189,399	14,522,989	11,209,392
10/31/1998	12,672,231	14,954,176	11,666,735
11/30/1998	13,112,710	15,358,986	12,278,072
12/31/1998	13,581,889	15,840,644	13,038,085
01/31/1999	13,050,655	15,481,061	13,211,491
02/28/1999	12,386,612	14,424,169	12,141,361
03/31/1999	12,209,534	14,305,170	12,330,766
04/30/1999	13,254,295	15,611,089	13,435,602
05/31/1999	13,705,844	16,090,974	13,631,762
06/30/1999	14,210,516	16,673,628	14,247,918
07/31/1999	14,033,438	16,277,963	13,857,525
08/31/1999	13,528,766	15,683,003	13,344,797
09/30/1999	12,944,408	15,369,500	13,347,465
10/31/1999	12,873,577	15,061,956	13,400,855
11/30/1999	12,776,184	15,139,977	14,200,886
12/31/1999	12,712,411	15,605,077	15,808,427
01/31/2000	12,049,549	15,197,004	15,553,911
02/29/2000	11,813,462	16,125,845	18,121,862
03/31/2000	12,458,163	16,201,476	16,927,631
04/30/2000	12,848,615	16,297,388	15,908,588
05/31/2000	13,057,462	16,048,690	14,981,117
06/30/2000	12,948,499	16,517,633	16,287,470
07/31/2000	13,302,630	17,068,000	15,763,014
08/31/2000	13,911,010	17,831,111	16,965,732
09/30/2000	14,101,696	17,730,008	16,466,939
10/31/2000	14,183,418	17,667,067	15,732,514
11/30/2000	13,938,250	17,307,365	14,116,785
12/31/2000	15,465,047	19,167,042	15,329,416
01/31/2001	15,874,224	19,696,052	16,128,079
02/28/2001	16,190,407	19,668,871	15,070,077
03/31/2001	16,134,610	19,353,383	14,333,150
04/30/2001	16,748,376	20,249,251	15,454,003
05/31/2001	17,436,538	20,769,859	15,834,171
06/30/2001	17,910,812	21,605,430	16,380,450
07/31/2001	17,669,025	21,121,037	15,494,268
08/31/2001	17,780,619	21,047,958	14,993,803
09/30/2001	16,097,412	18,724,474	12,975,637
10/31/2001	16,525,188	19,213,557	13,734,712
11/30/2001	17,343,543	20,594,243	14,797,778
12/31/2001	18,422,101	21,855,229	15,710,801
01/31/2002	18,403,370	22,145,248	15,547,409
02/28/2002	18,740,530	22,280,112	15,121,410
03/31/2002	20,304,583	23,948,670	16,337,171
04/30/2002	20,894,614	24,791,663	16,485,840
05/31/2002	20,641,744	23,971,803	15,753,868
06/30/2002	20,463,798	23,441,067	14,972,477
07/31/2002	18,497,025	19,958,193	12,711,633
08/31/2002	18,918,477	19,869,579	12,679,853
09/30/2002	18,150,499	18,450,295	11,769,440
10/31/2002	18,478,294	18,727,787	12,147,239
11/30/2002	18,984,036	20,222,265	13,230,773
12/31/2002	19,001,762	19,358,228	12,493,819
01/31/2003	18,602,725	18,813,197	12,147,740
02/28/2003	18,184,686	18,180,754	11,780,878
03/31/2003	18,137,182	18,374,924	11,932,852
04/30/2003	19,324,792	20,120,267	13,064,086
05/31/2003	20,778,427	22,174,646	14,465,862
06/30/2003	20,930,441	22,550,374	14,727,694
07/31/2003	21,586,002	23,674,938	15,649,648
08/31/2003	22,146,554	24,574,231	16,366,402
09/30/2003	21,719,014	24,292,340	16,063,623
10/31/2003	23,011,134	26,273,186	17,412,968
11/30/2003	23,647,693	27,281,708	18,031,128
12/31/2003	24,839,314	28,268,351	18,397,160
01/31/2004	25,266,407	29,245,758	19,195,597
02/29/2004	26,033,232	29,812,073	19,368,357
03/31/2004	26,372,965	30,224,344	19,548,483
04/30/2004	25,412,006	28,661,292	18,551,510
05/31/2004	25,722,619	29,007,262	18,846,479
06/30/2004	27,110,670	30,480,512	19,639,916
07/31/2004	26,140,005	29,079,292	18,318,150
08/31/2004	26,305,018	29,364,531	18,224,727
09/30/2004	27,343,629	30,526,075	19,079,467
10/31/2004	27,896,908	31,000,297	19,455,332
11/30/2004	30,275,037	33,751,171	21,142,110
12/31/2004	30,694,624	34,557,824	21,767,916
01/31/2005	30,092,565	33,220,436	20,860,194
02/28/2005	31,462,768	33,881,522	21,212,731
03/31/2005	31,026,795	33,183,563	20,606,047
04/30/2005	29,729,254	31,471,291	19,425,321
05/31/2005	30,954,132	33,391,040	20,697,679
06/30/2005	32,262,053	34,866,924	21,496,610

Sector Breakdown *

Short-Term Instruments	18.1%
Financial & Business Services	16.1%
Energy	11.2%
Materials & Processing	10.2%
Consumer Discretionary	9.7%
Capital Goods	8.6%
Utilities	7.3%
Consumer Staples	6.1%
Transportation	4.7%
Other	8.0%

*	% of total investments as of June 30, 2005

14  Allianz Funds Annual Report  |  06.30.05

A BLEND STOCK FUND

OCC Core Equity Fund

•	OCC Core Equity Fund seeks long-term capital appreciation by investing mainly in common stocks of U.S. issuers that the portfolio manager believes are undervalued in the marketplace. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks. The Fund may invest in other equity securities, such as preferred stocks, warrants and debt securities convertible into common stocks. The Fund invests primarily in companies with market capitalizations of greater than $5 billion at the time of investment. The Fund may also invest up to 25% of its assets in non-U.S. securities.

•	The Fund was launched on March 31, 2005. Since that date, through June 30, 2005, the Fund’s Institutional Shares returned 2.60%. This return exceeded the 1.37% return of the Fund’s benchmark, the S&P 500 Index, for the same time period.

•	Over the course of the fiscal year investors were increasingly concerned about slowing economic growth, rising oil prices and the threat of inflation, leading them to favor quality and stability. This attitude supported value stocks over growth stocks for most of the year. The notable exception to this was in the fourth quarter of 2004, when a surge in investor confidence led to a rally in the more speculative securities.

•	The Fund benefited from an overweighting of and stock selection in the consumer discretionary sector. In particular, retailer Kohl’s and cruise line Royal Caribbean both posted significant gains in the quarter.

•	The Fund’s performance was also aided by stock selection in the healthcare sector, where Aetna and WellPoint, both health insurance organizations, performed well.

•	However, poor stock selection in the industrials sector detracted from performance. In particular, Tyco International lost significant ground during the period.

Cumulative Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
OCC Core Equity Fund Institutional Class (Inception 03/31/05)	—	—	—	2.60%
S&P 500 Index	—	—	—	—
Lipper Multi-Cap Core Fund Average	—	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Inst. Class	Inst. Class
Beginning Account Value (04/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,025.00	$1,010.37
Expenses Paid During Period	$1.71	$1.70

For each class of the Fund, expenses are equal to the expense ratio for the class (0.70% for Institutional Class), multiplied by the average account value over the period, multiplied by 88/365 (to reflect the period since the Portfolio commenced operation on 03/31/05).

Sector Breakdown *

Financial & Business Services	23.0%
Healthcare	13.2%
Consumer Services	12.7%
Capital Goods	10.1%
Technology	9.0%
Energy	8.5%
Consumer Discretionary	8.0%
Building	6.4%
Materials & Processing	4.5%
Other	4.6%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  15

A VALUE STOCK FUND

OCC Renaissance Fund

•	OCC Renaissance Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations of more than $5 billion at the time of investment.

•	The Fund’s Institutional Shares returned -1.27% for the year ended June 30, 2005. This return trailed the 21.79% return of the Fund’s benchmark, the Russell Midcap Value Index.

•	On February 11, 2005, Oppenheimer Capital LLC (an Allianz-owned investment management firm) assumed responsibility for the portfolio management of OCC Renaissance Fund (formerly PEA Renaissance Fund).

•	Over the course of the fiscal year investors were increasingly concerned about slowing economic growth, rising oil prices and the threat of inflation, leading them to favor quality and stability. This attitude supported value stocks over growth stocks for most of the year. The notable exception to this was in the fourth quarter of 2004, when a surge in investor confidence led to a rally in the more speculative securities.

•	The Fund trailed its benchmark for the reporting period, largely due to an underweight in the energy sector for much of the year. Energy was the top performing industry for the fiscal year, supported by rising oil prices.

•	Relative performance was also hurt by stock selection in the technology sector. The Fund’s holdings in the more cyclical segments of technology suffered the most, including Agilent Technology and Micron. Agilent and Micron are both semiconductor-related companies.

•	Select stocks made significant contributions to relative return including Aon and J.C. Penney, two of the Fund’s top performers. Aon is an insurance company and J.C. Penney is a nationwide retailer.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
OCC Renaissance Fund Institutional Class (Inception 12/30/97)	-1.27%	14.62%	—	13.40%
OCC Renaissance Fund Administrative Class (Inception 08/31/98)	-1.49%	14.44%	—	16.07%
Russell Midcap Value Index	21.79%	14.86%	—	—
Lipper Mid-Cap Value Fund Average	13.79%	12.73%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$914.40	$913.60	$1,020.58	$1,019.34
Expenses Paid During Period	$4.03	$5.22	$4.26	$5.51

For each class of the Fund, expenses are equal to the expense ratio for the class (0.85% for Institutional Class, 1.10% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	OCC Renaissance Fund	Russell Mid-Cap Value Index
12/31/1997	5,000,000	5,000,000
01/31/1998	5,005,928	4,906,000
02/28/1998	5,388,263	5,289,649
03/31/1998	5,595,732	5,540,379
04/30/1998	5,723,177	5,554,230
05/31/1998	5,604,624	5,382,604
06/30/1998	5,652,045	5,457,153
07/31/1998	5,536,455	5,196,847
08/31/1998	4,555,424	4,365,351
09/30/1998	4,718,435	4,647,789
10/31/1998	4,922,940	4,964,769
11/30/1998	5,234,143	5,199,602
12/31/1998	5,591,637	5,504,299
01/31/1999	5,947,095	5,494,942
02/28/1999	5,659,994	5,311,960
03/31/1999	5,912,917	5,478,224
04/30/1999	6,217,107	5,883,065
05/31/1999	6,032,542	5,866,004
06/30/1999	6,230,779	6,073,074
07/31/1999	6,261,539	5,906,065
08/31/1999	6,066,721	5,753,098
09/30/1999	5,612,144	5,550,589
10/31/1999	5,577,965	5,813,687
11/30/1999	5,779,620	5,981,121
12/31/1999	6,139,865	6,507,459
01/31/2000	5,881,887	6,292,062
02/29/2000	5,512,120	6,775,922
03/31/2000	6,208,659	7,164,182
04/30/2000	6,432,239	6,825,317
05/31/2000	6,642,921	6,644,446
06/30/2000	6,436,539	6,841,121
07/31/2000	6,608,524	6,764,501
08/31/2000	7,124,479	7,412,540
09/30/2000	7,290,708	7,306,541
10/31/2000	7,708,921	7,194,020
11/30/2000	7,739,102	6,546,558
12/31/2000	8,486,849	7,044,751
01/31/2001	8,735,920	7,158,172
02/28/2001	8,823,556	6,722,239
03/31/2001	8,389,989	6,305,460
04/30/2001	8,818,943	6,844,577
05/31/2001	8,934,254	6,971,886
06/30/2001	8,938,866	6,906,350
07/31/2001	9,141,813	6,708,829
08/31/2001	9,178,712	6,450,539
09/30/2001	8,385,376	5,672,604
10/31/2001	8,772,819	5,897,239
11/30/2001	9,746,039	6,391,428
12/31/2001	10,172,993	6,648,363
01/31/2002	10,177,907	6,608,473
02/28/2002	10,128,762	6,538,423
03/31/2002	10,934,739	6,930,728
04/30/2002	10,654,613	6,796,272
05/31/2002	10,625,126	6,719,474
06/30/2002	9,465,306	6,269,270
07/31/2002	8,035,190	5,657,389
08/31/2002	7,838,610	5,688,504
09/30/2002	6,462,553	5,163,456
10/31/2002	6,963,831	5,424,210
11/30/2002	8,084,335	5,800,650
12/31/2002	7,547,792	5,572,105
01/31/2003	7,075,091	5,459,548
02/28/2003	6,802,775	5,387,482
03/31/2003	6,725,704	5,440,818
04/30/2003	7,532,377	5,835,822
05/31/2003	8,647,334	6,369,799
06/30/2003	8,935,064	6,434,134
07/31/2003	9,469,421	6,646,461
08/31/2003	10,168,196	6,934,917
09/30/2003	10,034,606	6,848,230
10/31/2003	10,748,795	7,370,750
11/30/2003	11,123,872	7,577,869
12/31/2003	12,007,617	7,805,205
01/31/2004	12,357,004	8,032,336
02/29/2004	12,577,940	8,205,031
03/31/2004	12,506,007	8,206,672
04/30/2004	12,166,896	7,905,487
05/31/2004	12,459,765	8,101,544
06/30/2004	12,896,499	8,325,956
07/31/2004	12,197,724	7,962,112
08/31/2004	12,069,273	7,996,349
09/30/2004	12,259,381	8,256,230
10/31/2004	12,413,522	8,484,102
11/30/2004	13,384,613	9,000,784
12/31/2004	13,924,108	9,384,218
01/31/2005	13,117,435	9,151,489
02/28/2005	13,225,334	9,434,270
03/31/2005	12,927,327	9,359,739
04/30/2005	12,336,452	9,061,164
05/31/2005	12,629,320	9,495,193
06/30/2005	12,732,081	9,750,614

Sector Breakdown *

Financial & Business Services	19.6%
Healthcare	12.0%
Technology	10.4%
Consumer Services	9.8%
Short-Term Instruments	9.4%
Consumer Discretionary	9.0%
Energy	8.2%
Capital Goods	7.5%
Materials & Processing	7.0%
Other	7.1%

*	% of total investments as of June 30, 2005

16  Allianz Funds Annual Report  |  06.30.05

A VALUE STOCK FUND

OCC Value Fund

•	OCC Value Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations of more than $5 billion at the time of investment.

•	The Fund’s Institutional Shares returned 3.98% for the year ended June 30, 2005. This return trailed the 14.05% return of the Fund’s benchmark, the Russell 1000 Value Index.

•	On February 11, 2005, Oppenheimer Capital LLC (an Allianz-owned investment management firm) assumed responsibility for the portfolio management of OCC Value Fund (formerly PEA Value Fund).

•	Over the course of the fiscal year investors were increasingly concerned about slowing economic growth, rising oil prices and the threat of inflation, leading them to favor quality and stability. This attitude supported value stocks over growth stocks for most of the year. The notable exception to this was in the fourth quarter of 2004, when a surge in investor confidence led to a rally in the more speculative securities.

•	The Fund trailed its benchmark for the reporting period, largely due to an underweight in the energy sector for much of the year. Energy was the top performing industry for the fiscal year, supported by rising oil prices.

•	Relative performance was also hurt by stock selection in the technology sector. The Fund’s holdings in the more cyclical segments of technology suffered the most, including Teradyne and Micron. Teradyne and Micron are both semiconductor-related companies.

•	Overweight exposure to the industrials sector helped the Fund’s relative performance. Standout performers in this area included airplane manufacturer and defense contractor Boeing.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
OCC Value Fund Institutional Class (Inception 12/30/91)	3.98%	13.82%	14.36%	13.94%
OCC Value Fund Administrative Class (Inception 08/21/97)	3.77%	13.53%	—	10.64%
Russell 1000 Value Index	14.05%	6.56%	12.03%	—
Lipper Large-Cap Value Fund Average	8.74%	3.87%	9.49%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$974.60	$973.10	$1,021.32	$1,020.08
Expenses Paid During Period	$3.43	$4.65	$3.51	$4.76

For each class of the Fund, expenses are equal to the expense ratio for the class (0.70% for Institutional Class, 0.95% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	OCC Value Fund	Russell 1000 Value Index
12/31/1991	5,000,000	5,000,000
01/31/1992	5,144,543	5,007,900
02/29/1992	5,318,513	5,130,493
03/31/1992	5,199,220	5,056,101
04/30/1992	5,222,775	5,273,817
05/31/1992	5,177,665	5,300,133
06/30/1992	5,067,395	5,267,113
07/31/1992	5,247,250	5,470,529
08/31/1992	5,095,741	5,303,186
09/30/1992	5,166,445	5,376,582
10/31/1992	5,199,464	5,381,582
11/30/1992	5,478,838	5,558,152
12/31/1992	5,657,265	5,690,547
01/31/1993	5,776,676	5,855,801
02/28/1993	5,839,127	6,062,042
03/31/1993	6,021,274	6,240,690
04/30/1993	5,916,309	6,160,747
05/31/1993	6,000,080	6,284,578
06/30/1993	6,041,965	6,423,153
07/31/1993	6,013,326	6,494,964
08/31/1993	6,340,080	6,729,497
09/30/1993	6,355,890	6,740,197
10/31/1993	6,576,391	6,735,546
11/30/1993	6,510,186	6,596,524
12/31/1993	6,585,324	6,721,858
01/31/1994	6,890,617	6,976,214
02/28/1994	6,778,756	6,737,627
03/31/1994	6,415,209	6,486,987
04/30/1994	6,337,376	6,611,408
05/31/1994	6,337,376	6,687,571
06/30/1994	6,191,689	6,527,404
07/31/1994	6,450,687	6,730,471
08/31/1994	6,722,772	6,923,838
09/30/1994	6,518,708	6,694,036
10/31/1994	6,588,249	6,787,350
11/30/1994	6,257,410	6,513,142
12/31/1994	6,317,178	6,588,173
01/31/1995	6,489,231	6,790,957
02/28/1995	6,779,505	7,059,471
03/31/1995	6,966,570	7,214,356
04/30/1995	7,155,132	7,442,330
05/31/1995	7,427,832	7,755,577
06/30/1995	7,557,689	7,860,666
07/31/1995	7,890,844	8,134,295
08/31/1995	7,988,826	8,249,233
09/30/1995	8,210,920	8,547,525
10/31/1995	8,234,873	8,462,648
11/30/1995	8,589,768	8,891,281
12/31/1995	8,774,957	9,114,719
01/31/1996	9,026,323	9,398,734
02/29/1996	9,224,369	9,469,788
03/31/1996	9,300,160	9,630,775
04/30/1996	9,422,631	9,667,757
05/31/1996	9,613,992	9,788,604
06/30/1996	9,572,367	9,796,631
07/31/1996	9,057,641	9,426,416
08/31/1996	9,411,035	9,696,011
09/30/1996	9,668,844	10,081,428
10/31/1996	9,807,853	10,471,176
11/30/1996	10,649,629	11,230,441
12/31/1996	10,559,934	11,087,140
01/31/1997	10,916,251	11,624,645
02/28/1997	11,102,507	11,795,411
03/31/1997	10,714,973	11,371,248
04/30/1997	11,137,719	11,848,954
05/31/1997	11,796,226	12,511,311
06/30/1997	12,097,138	13,048,046
07/31/1997	12,897,623	14,029,650
08/31/1997	12,628,072	13,530,195
09/30/1997	13,388,728	14,347,419
10/31/1997	12,716,422	13,947,126
11/30/1997	13,027,978	14,563,588
12/31/1997	13,327,284	14,988,845
01/31/1998	13,382,242	14,777,503
02/28/1998	14,179,131	15,772,028
03/31/1998	14,755,186	16,737,277
04/30/1998	14,461,368	16,849,249
05/31/1998	14,406,277	16,599,880
06/30/1998	14,438,304	16,812,691
07/31/1998	13,829,793	16,516,787
08/31/1998	11,847,523	14,059,089
09/30/1998	12,527,952	14,866,081
10/31/1998	13,639,900	16,018,202
11/30/1998	14,427,531	16,764,651
12/31/1998	14,682,095	17,334,649
01/31/1999	14,315,043	17,473,326
02/28/1999	13,790,682	17,226,952
03/31/1999	13,750,211	17,583,550
04/30/1999	15,204,256	19,225,853
05/31/1999	15,615,182	19,014,369
06/30/1999	16,214,406	19,565,786
07/31/1999	16,044,844	18,992,508
08/31/1999	15,896,477	18,287,886
09/30/1999	15,442,287	17,647,810
10/31/1999	15,474,193	18,664,324
11/30/1999	15,240,219	18,518,742
12/31/1999	15,313,324	18,607,632
01/31/2000	14,393,210	18,001,023
02/29/2000	13,013,039	16,663,547
03/31/2000	15,019,464	18,696,500
04/30/2000	14,979,870	18,479,621
05/31/2000	15,639,776	18,673,657
06/30/2000	15,135,471	17,820,271
07/31/2000	15,864,412	18,043,024
08/31/2000	16,858,423	19,046,216
09/30/2000	17,326,935	19,221,441
10/31/2000	18,523,730	19,694,289
11/30/2000	18,763,090	18,963,631
12/31/2000	20,063,609	19,913,709
01/31/2001	20,090,343	19,989,381
02/28/2001	20,170,544	19,433,676
03/31/2001	19,889,841	18,747,667
04/30/2001	21,320,091	19,666,303
05/31/2001	21,654,262	20,108,795
06/30/2001	21,654,262	19,662,379
07/31/2001	22,188,935	19,621,088
08/31/2001	21,440,393	18,834,283
09/30/2001	19,916,574	17,508,349
10/31/2001	20,036,876	17,357,777
11/30/2001	22,376,071	18,366,264
12/31/2001	23,213,766	18,799,708
01/31/2002	23,515,244	18,654,950
02/28/2002	23,530,317	18,684,798
03/31/2002	24,811,597	19,568,589
04/30/2002	23,424,800	18,897,387
05/31/2002	23,409,726	18,991,874
06/30/2002	20,937,611	17,901,740
07/31/2002	18,525,791	16,236,878
08/31/2002	18,495,644	16,360,279
09/30/2002	15,134,170	14,541,016
10/31/2002	16,294,858	15,618,505
11/30/2002	18,827,269	16,602,471
12/31/2002	17,456,251	15,881,923
01/31/2003	17,012,717	15,497,581
02/28/2003	16,252,372	15,083,795
03/31/2003	16,284,053	15,109,438
04/30/2003	17,883,945	16,439,068
05/31/2003	19,816,489	17,501,032
06/30/2003	20,434,269	17,719,795
07/31/2003	21,099,571	17,983,820
08/31/2003	21,923,277	18,264,368
09/30/2003	21,606,467	18,085,377
10/31/2003	22,984,592	19,192,202
11/30/2003	23,634,053	19,453,216
12/31/2003	25,214,290	20,651,534
01/31/2004	26,504,471	21,015,001
02/29/2004	27,205,311	21,464,722
03/31/2004	26,918,604	21,275,832
04/30/2004	26,408,902	20,756,702
05/31/2004	26,711,537	20,968,420
06/30/2004	27,810,581	21,463,275
07/31/2004	26,902,675	21,160,643
08/31/2004	27,205,311	21,461,124
09/30/2004	27,030,101	21,793,772
10/31/2004	27,428,305	22,155,548
11/30/2004	28,654,774	23,276,619
12/31/2004	29,671,270	24,056,386
01/31/2005	28,571,726	23,628,182
02/28/2005	28,932,770	24,410,275
03/31/2005	28,325,560	24,075,854
04/30/2005	27,685,527	23,644,896
05/31/2005	28,473,260	24,214,738
06/30/2005	28,916,359	24,478,679

Sector Breakdown *

Financial & Business Services	31.0%
Energy	15.1%
Short-Term Instruments	12.2%
Capital Goods	9.7%
Consumer Services	8.0%
Healthcare	7.3%
Technology	4.3%
Materials & Processing	4.2%
Other	8.2%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  17

A GROWTH STOCK FUND

PEA Growth Fund

•	PEA Growth Fund seeks long-term growth of capital, with income an incidental consideration, by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•	The Fund’s Institutional Shares returned 3.47% for the year ended June 30, 2005. This return exceeded the 1.69% return of the Fund’s benchmark, the Russell 1000 Growth Index.

•	The U.S. stock market as a whole produced moderate returns amidst continued volatility. Investors distracted by high oil prices, the threat of inflation and signs of slowing economic growth remained generally risk-averse, favoring value over growth. Small-cap stocks outperformed large-caps for much of the reporting period.

•	The Fund’s strong relative performance was supported by overweight exposure to the healthcare sector. Within healthcare the portfolio saw particular strength from its holdings in biotechnology companies, including Genentech Inc., Gilead Sciences Inc. and Amgen Inc. The Fund also benefited from its position in Johnson & Johnson, a diversified healthcare products company.

•	Good stock selection in the consumer staples sector also helped relative performance. The primary contributor was CVS Corp, which operates a successful chain of U.S. drugstores.

•	Relative performance was hindered over the period by overweight exposure to information technology. The Fund saw disappointing results from several holdings in this sector, including IBM and Cisco Systems Inc.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
PEA Growth Fund Institutional Class (Inception 03/31/99)	3.47%	-10.29%	—	-4.10%
PEA Growth Fund Administrative Class (Inception 03/31/99)	3.26%	-10.52%	—	-4.39%
Russell 1000 Growth Index	1.69%	-10.35%	—	—
S&P 500 Index	6.32%	-2.37%	—	—
Lipper Large-Cap Growth Fund Average	2.90%	-8.81%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$981.20	$980.30	$1,021.08	$1,019.84
Expenses Paid During Period	$3.68	$4.91	$3.76	$5.01

For each class of the Fund, expenses are equal to the expense ratio for the class (0.75% for Institutional Class, 1.00% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	PEA Growth Fund	Russell 1000 Growth	S&P 500 Index
03/31/1999	5,000,000	5,000,001	5,000,000
04/30/1999	4,876,879	5,006,401	5,193,650
05/31/1999	4,624,240	4,852,554	5,071,028
06/30/1999	4,995,203	5,192,427	5,352,470
07/31/1999	4,785,737	5,027,412	5,185,366
08/31/1999	4,798,529	5,109,560	5,159,538
09/30/1999	4,779,341	5,002,208	5,018,271
10/31/1999	5,172,689	5,379,975	5,335,827
11/30/1999	5,521,266	5,670,224	5,444,305
12/31/1999	6,500,721	6,259,984	5,764,974
01/31/2000	6,231,270	5,966,454	5,475,441
02/29/2000	6,875,690	6,258,154	5,371,694
03/31/2000	7,216,742	6,706,112	5,897,206
04/30/2000	6,572,323	6,387,035	5,719,760
05/31/2000	6,027,770	6,065,384	5,602,390
06/30/2000	6,626,966	6,525,080	5,740,489
07/31/2000	6,772,055	6,253,049	5,650,708
08/31/2000	7,459,812	6,819,200	6,001,673
09/30/2000	6,866,268	6,174,172	5,684,845
10/31/2000	6,359,401	5,882,010	5,660,798
11/30/2000	5,445,531	5,014,943	5,214,522
12/31/2000	5,614,609	4,856,270	5,240,000
01/31/2001	5,535,214	5,191,790	5,425,915
02/28/2001	4,814,558	4,310,380	4,931,180
03/31/2001	4,297,476	3,841,324	4,618,790
04/30/2001	4,739,235	4,327,137	4,977,716
05/31/2001	4,649,662	4,263,441	5,011,066
06/30/2001	4,499,016	4,164,700	4,889,097
07/31/2001	4,378,906	4,060,624	4,840,969
08/31/2001	4,032,828	3,728,587	4,537,924
09/30/2001	3,650,106	3,356,325	4,171,504
10/31/2001	3,723,394	3,532,397	4,251,054
11/30/2001	4,024,685	3,871,755	4,577,153
12/31/2001	3,999,881	3,864,476	4,617,248
01/31/2002	3,930,103	3,796,191	4,549,883
02/28/2002	3,813,124	3,638,649	4,462,138
03/31/2002	3,983,462	3,764,510	4,629,983
04/30/2002	3,751,556	3,457,250	4,349,267
05/31/2002	3,679,726	3,373,620	4,317,213
06/30/2002	3,355,467	3,061,560	4,009,655
07/31/2002	3,084,567	2,893,235	3,697,206
08/31/2002	3,121,508	2,901,886	3,721,608
09/30/2002	2,803,405	2,600,873	3,317,140
10/31/2002	2,992,214	2,839,451	3,609,111
11/30/2002	3,025,051	2,993,662	3,821,331
12/31/2002	2,842,399	2,786,872	3,596,835
01/31/2003	2,774,674	2,719,248	3,502,598
02/28/2003	2,733,628	2,706,762	3,450,059
03/31/2003	2,766,464	2,757,137	3,483,463
04/30/2003	2,938,855	2,960,992	3,770,567
05/31/2003	3,051,730	3,108,789	3,969,152
06/30/2003	3,105,090	3,151,597	4,019,787
07/31/2003	3,205,651	3,230,019	4,090,660
08/31/2003	3,250,801	3,310,352	4,170,440
09/30/2003	3,189,233	3,274,915	4,126,149
10/31/2003	3,427,296	3,458,861	4,359,565
11/30/2003	3,470,394	3,495,071	4,397,921
12/31/2003	3,570,956	3,615,941	4,628,568
01/31/2004	3,714,615	3,689,786	4,713,525
02/29/2004	3,757,712	3,713,227	4,779,041
03/31/2004	3,716,667	3,644,347	4,706,943
04/30/2004	3,575,060	3,601,982	4,633,051
05/31/2004	3,644,837	3,669,119	4,696,630
06/30/2004	3,720,771	3,714,968	4,787,956
07/31/2004	3,507,335	3,504,954	4,629,489
08/31/2004	3,456,028	3,487,643	4,648,215
09/30/2004	3,544,276	3,520,814	4,698,558
10/31/2004	3,591,478	3,575,724	4,770,339
11/30/2004	3,741,294	3,698,726	4,963,355
12/31/2004	3,923,947	3,843,693	5,132,251
01/31/2005	3,772,078	3,715,698	5,007,152
02/28/2005	3,786,444	3,755,084	5,112,524
03/31/2005	3,728,981	3,686,742	5,021,991
04/30/2005	3,657,151	3,616,694	4,926,747
05/31/2005	3,852,117	3,791,741	5,083,508
06/30/2005	3,850,065	3,777,712	5,090,724

Sector Breakdown *

Technology	26.9%
Healthcare	24.9%
Short-Term Instruments	16.7%
Consumer Discretionary	9.3%
Consumer Services	5.8%
Capital Goods	5.4%
Financial & Business Services	5.4%
Other	5.6%

*	% of total investments as of June 30, 2005

18  Allianz Funds Annual Report  |  06.30.05

A BLEND STOCK FUND

PEA Growth & Income Fund

•	PEA Growth & Income Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in common stocks of companies with market capitalizations greater than $5 billion at the time of investment. The Fund may also invest up to 25% of its assets in securities selected for their income potential, including dividend-paying stocks.

•	The Fund’s Institutional Shares returned 6.14% for the year ended June 30, 2005. This return trailed the 6.32% return of the Fund’s benchmark, the S&P 500 Index.

•	The U.S. stock market as a whole produced moderate returns amidst continued volatility. Investors distracted by high oil prices, the threat of inflation and signs of slowing economic growth remained generally risk-averse, favoring value over growth. Small-cap stocks outperformed large-caps for much of the reporting period.

•	The Fund’s relative performance over the period was due in part to underweight exposure to the telecommunications sector. The Fund’s lone holding in this area, Verizon Communications Inc., underperformed the sector average.

•	Relative performance was also hindered by poor stock selection in the energy sector. Energy stocks as a whole performed well, buoyed by rising oil prices. The Fund’s holdings in this area delivered strong absolute returns but trailed the sector average. The majority of the Fund’s underperformance over the past year can be attributed to an avoidance of ExxonMobil, a large constituent of the S&P 500 that saw its stock price skyrocket as a result of better-than-expected earnings.

•	The Fund benefited from strong stock selection in the consumer staples sector. Standout names in this area included consumer products company Altria Group Inc. and CVS Corp. The Fund also saw strength from its position in Kellogg Company.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
PEA Growth & Income Fund Institutional Class (Inception 12/28/94)	6.14%	-2.32%	11.68%	12.76%
PEA Growth & Income Fund Administrative Class (Inception 04/16/01)	5.84%	—	—	-1.50%
S&P 500 Index	6.32%	-2.37%	9.94%	—
Lipper Large-Cap Core Fund Average	4.41%	-3.62%	8.15%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$993.20	$991.90	$1,020.58	$1,019.34
Expenses Paid During Period	$4.20	$5.43	$4.26	$5.51

For each class of the Fund, expenses are equal to the expense ratio for the class (0.85% for Institutional Class, 1.10% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	PEA Growth & Income Fund	S&P 500 Index
12/31/1994	5,000,000	5,000,000
01/31/1995	4,910,000	5,129,650
02/28/1995	5,190,000	5,329,552
03/31/1995	5,370,000	5,486,828
04/30/1995	5,445,000	5,648,415
05/31/1995	5,435,000	5,874,182
06/30/1995	5,850,000	6,010,639
07/31/1995	6,205,000	6,209,952
08/31/1995	6,205,000	6,225,539
09/30/1995	6,375,000	6,488,256
10/31/1995	6,467,605	6,465,093
11/30/1995	6,542,693	6,748,911
12/31/1995	6,585,784	6,878,895
01/31/1996	6,539,441	7,113,052
02/29/1996	6,750,557	7,178,990
03/31/1996	7,002,866	7,248,124
04/30/1996	7,389,054	7,354,962
05/31/1996	7,734,048	7,544,646
06/30/1996	7,548,678	7,573,391
07/31/1996	6,704,215	7,238,799
08/31/1996	7,100,701	7,391,465
09/30/1996	7,574,424	7,807,457
10/31/1996	7,574,424	8,022,786
11/30/1996	7,945,164	8,629,229
12/31/1996	7,725,848	8,458,284
01/31/1997	7,914,427	8,986,757
02/28/1997	7,578,521	9,057,213
03/31/1997	7,266,187	8,685,052
04/30/1997	7,454,766	9,203,550
05/31/1997	8,073,541	9,763,862
06/30/1997	8,273,906	10,201,283
07/31/1997	8,957,505	11,012,999
08/31/1997	9,122,512	10,396,051
09/30/1997	9,700,035	10,965,443
10/31/1997	9,051,795	10,599,197
11/30/1997	9,063,581	11,089,834
12/31/1997	8,978,700	11,280,246
01/31/1998	8,811,246	11,405,006
02/28/1998	9,568,774	12,227,535
03/31/1998	10,055,187	12,853,707
04/30/1998	10,414,016	12,983,015
05/31/1998	10,015,317	12,759,837
06/30/1998	10,788,793	13,278,142
07/31/1998	10,485,782	13,136,729
08/31/1998	8,731,506	11,237,421
09/30/1998	9,544,852	11,957,290
10/31/1998	9,616,618	12,929,896
11/30/1998	10,190,744	13,713,577
12/31/1998	11,662,454	14,503,754
01/31/1999	12,056,796	15,110,301
02/28/1999	11,268,112	14,640,673
03/31/1999	12,115,528	15,226,446
04/30/1999	12,753,187	15,816,166
05/31/1999	12,434,358	15,442,747
06/30/1999	13,290,164	16,299,819
07/31/1999	13,105,578	15,790,939
08/31/1999	13,223,041	15,712,284
09/30/1999	12,635,724	15,282,086
10/31/1999	13,525,091	16,249,137
11/30/1999	15,589,093	16,579,482
12/31/1999	17,704,654	17,556,013
01/31/2000	17,490,608	16,674,300
02/29/2000	20,288,494	16,358,361
03/31/2000	21,251,701	17,958,699
04/30/2000	20,074,448	17,418,322
05/31/2000	18,973,641	17,060,898
06/30/2000	19,845,113	17,481,449
07/31/2000	20,043,870	17,208,039
08/31/2000	21,817,393	18,276,830
09/30/2000	21,878,549	17,311,996
10/31/2000	21,435,169	17,238,767
11/30/2000	20,334,361	15,879,727
12/31/2000	21,208,968	15,957,314
01/31/2001	21,416,899	16,523,480
02/28/2001	19,566,313	15,016,869
03/31/2001	18,318,726	14,065,550
04/30/2001	19,940,589	15,158,584
05/31/2001	20,252,485	15,260,147
06/30/2001	19,233,623	14,888,715
07/31/2001	18,360,312	14,742,150
08/31/2001	16,946,381	13,819,292
09/30/2001	15,012,622	12,703,435
10/31/2001	15,116,588	12,945,689
11/30/2001	15,719,588	13,938,753
12/31/2001	16,000,717	14,060,857
01/31/2002	15,728,453	13,855,709
02/28/2002	15,728,453	13,588,502
03/31/2002	16,272,980	14,099,637
04/30/2002	15,854,113	13,244,776
05/31/2002	15,749,397	13,147,162
06/30/2002	14,723,173	12,210,558
07/31/2002	13,508,459	11,259,063
08/31/2002	13,676,005	11,333,372
09/30/2002	12,503,178	10,101,650
10/31/2002	12,838,271	10,990,787
11/30/2002	13,236,195	11,637,057
12/31/2002	12,869,684	10,953,403
01/31/2003	12,529,891	10,666,424
02/28/2003	12,317,520	10,506,427
03/31/2003	12,345,204	10,608,151
04/30/2003	13,152,636	11,482,468
05/31/2003	13,683,841	12,087,216
06/30/2003	14,014,737	12,241,413
07/31/2003	14,377,371	12,457,241
08/31/2003	14,548,023	12,700,195
09/30/2003	14,466,253	12,565,316
10/31/2003	15,343,644	13,276,136
11/30/2003	15,557,642	13,392,941
12/31/2003	16,482,226	14,095,328
01/31/2004	16,740,771	14,354,048
02/29/2004	17,042,406	14,553,561
03/31/2004	16,986,634	14,334,003
04/30/2004	16,164,351	14,108,981
05/31/2004	16,250,907	14,302,598
06/30/2004	16,629,302	14,580,711
07/31/2004	16,151,698	14,098,134
08/31/2004	16,129,989	14,155,160
09/30/2004	16,378,213	14,308,469
10/31/2004	16,486,966	14,527,063
11/30/2004	17,161,235	15,114,851
12/31/2004	17,770,274	15,629,189
01/31/2005	17,465,765	15,248,227
02/28/2005	17,726,773	15,569,114
03/31/2005	17,355,529	15,293,416
04/30/2005	17,071,370	15,003,369
05/31/2005	17,552,254	15,480,752
06/30/2005	17,650,274	15,502,726

Sector Breakdown *

Short-Term Instruments	21.5%
Financial & Business Services	17.1%
Technology	13.4%
Healthcare	10.4%
Energy	8.0%
Capital Goods	7.6%
Consumer Discretionary	5.5%
Consumer Staples	5.4%
Consumer Services	5.3%
Other	5.8%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  19

A GROWTH STOCK FUND

PEA Opportunity Fund

•	PEA Opportunity Fund seeks capital appreciation, without consideration for income, by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion at the time of investment.

•	The Fund’s Institutional Shares returned 6.10% for the year ended June 30, 2005. This return exceeded the 4.28% return of the Fund’s benchmark, the Russell 2000 Growth Index.

•	The U.S. stock market as a whole produced moderate returns amidst continued volatility. Investors distracted by high oil prices, the threat of inflation and signs of slowing economic growth remained generally risk-averse, favoring value over growth. Small-cap stocks outperformed large-caps for much of the reporting period.

•	The Fund’s strong relative performance was due in part to stock selection in the consumer discretionary sector. Standout names in this area included Tempur-Pedic International Inc., a textiles company best known for its pillows, mattresses and adjustable beds. The Fund also saw a substantial contribution from its position in Pinnacle Entertainment Inc., a casino operator with facilities in the United States and Argentina.

•	Relative performance was also helped by strong stock selection in information technology. In general, technology struggled over the 12-month period, posting disappointing returns. The Fund’s holdings surpassed this average, including solid returns from Microsemi Corp. and Sapient Corp.

•	Relative performance was hindered by poor stock selection in the energy sector. Energy stocks as a whole performed well, buoyed by rising oil prices. The Fund’s holdings in this area delivered strong absolute returns but trailed the sector average. These holdings included Grant Prideco Inc. and OMI Corp.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
PEA Opportunity Fund Institutional Class (Inception 03/31/99)	6.10%	-2.49%	—	6.72%
PEA Opportunity Fund Administrative Class (Inception 03/31/99)	5.88%	-2.71%	—	6.54%
Russell 2000 Growth Index	4.28%	-4.51%	—	—
Lipper Small-Cap Growth Fund Average	5.42%	-3.57%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$980.90	$979.60	$1,020.33	$1,019.09
Expenses Paid During Period	$4.42	$5.64	$4.51	$5.76

For each class of the Fund, expenses are equal to the expense ratio for the class (0.90% for Institutional Class, 1.15% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	PEA Opportunity Fund	Russell 2000 Growth Index
03/31/1999	5,000,000	5,000,000
04/30/1999	5,338,785	5,441,556
05/31/1999	5,268,692	5,450,177
06/30/1999	5,668,224	5,737,267
07/31/1999	5,703,271	5,559,855
08/31/1999	5,593,458	5,351,924
09/30/1999	5,728,972	5,455,155
10/31/1999	5,971,963	5,594,884
11/30/1999	6,726,636	6,186,467
12/31/1999	8,326,702	7,276,843
01/31/2000	8,385,691	7,209,121
02/29/2000	10,770,071	8,886,428
03/31/2000	10,046,685	7,952,322
04/30/2000	8,177,679	7,149,413
05/31/2000	7,376,676	6,523,379
06/30/2000	8,516,087	7,366,073
07/31/2000	7,935,515	6,734,796
08/31/2000	9,140,124	7,443,212
09/30/2000	8,798,611	7,073,438
10/31/2000	8,069,015	6,499,256
11/30/2000	6,349,033	5,319,209
12/31/2000	7,182,513	5,644,697
01/31/2001	7,158,743	6,101,581
02/28/2001	5,982,126	5,265,201
03/31/2001	5,352,220	4,786,497
04/30/2001	6,089,092	5,372,492
05/31/2001	6,180,210	5,496,934
06/30/2001	6,346,600	5,646,837
07/31/2001	5,986,088	5,165,104
08/31/2001	5,494,841	4,842,537
09/30/2001	4,385,572	4,061,171
10/31/2001	5,023,402	4,451,870
11/30/2001	5,482,956	4,823,486
12/31/2001	5,962,318	5,123,791
01/31/2002	5,843,468	4,941,508
02/28/2002	5,459,186	4,621,675
03/31/2002	6,033,628	5,023,386
04/30/2002	5,811,774	4,914,702
05/31/2002	5,391,837	4,627,339
06/30/2002	5,023,402	4,234,948
07/31/2002	4,068,638	3,584,071
08/31/2002	4,048,830	3,582,403
09/30/2002	3,819,053	3,323,640
10/31/2002	4,116,178	3,491,752
11/30/2002	4,448,959	3,837,913
12/31/2002	4,223,144	3,573,235
01/31/2003	4,163,718	3,476,162
02/28/2003	3,937,903	3,383,464
03/31/2003	3,949,788	3,434,686
04/30/2003	4,341,994	3,759,744
05/31/2003	4,920,398	4,183,432
06/30/2003	5,201,677	4,264,054
07/31/2003	5,613,691	4,586,403
08/31/2003	5,847,430	4,832,748
09/30/2003	5,756,311	4,710,413
10/31/2003	6,481,297	5,117,339
11/30/2003	6,734,844	5,284,181
12/31/2003	6,790,308	5,307,805
01/31/2004	7,123,088	5,586,643
02/29/2004	7,158,743	5,577,999
03/31/2004	7,103,280	5,604,072
04/30/2004	6,691,266	5,322,759
05/31/2004	6,802,193	5,428,637
06/30/2004	7,075,548	5,609,270
07/31/2004	6,576,377	5,105,783
08/31/2004	6,314,907	4,995,863
09/30/2004	6,679,381	5,272,108
10/31/2004	6,833,886	5,400,211
11/30/2004	7,305,325	5,856,669
12/31/2004	7,653,952	6,067,161
01/31/2005	7,265,708	5,794,139
02/28/2005	7,420,214	5,873,519
03/31/2005	7,226,092	5,653,262
04/30/2005	6,695,228	5,293,714
05/31/2005	7,138,935	5,666,921
06/30/2005	7,507,371	5,849,963

Sector Breakdown *

Technology	25.6%
Short-Term Instruments	18.7%
Consumer Services	18.5%
Healthcare	14.6%
Energy	5.8%
Consumer Discretionary	5.2%
Other	11.6%

*	% of total investments as of June 30, 2005

20  Allianz Funds Annual Report  |  06.30.05

A GROWTH STOCK FUND

PEA Target Fund

•	PEA Target Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations between $1 billion and $10 billion at the time of investment.

•	The Fund’s Institutional Shares returned 4.36% for the year ended June 30, 2005. This return trailed the 10.85% return of the Fund’s benchmark, the Russell Mid-Cap Growth Index.

•	The U.S. stock market as a whole produced moderate returns amidst continued volatility. Investors distracted by high oil prices, the threat of inflation and signs of slowing economic growth remained generally risk-averse, favoring value over growth. Small-cap stocks outperformed large-caps for much of the reporting period.

•	The Fund underperformed its benchmark for the reporting period. This performance can be traced in part to the Fund’s overweight exposure and poor stock selection in information technology. Technology was the worst performing market sector for the 12-month period. Disappointing Fund holdings in this area included Avaya Inc., a processing systems company, and Tibco Software Inc., a business software and services firm.

•	Relative performance was also hurt by stock selection in the healthcare sector. For example, Fund holdings Medicis Pharmaceutical Group and Eon Labs Inc. lost value and were subsequently sold out of the portfolio.

•	The Fund benefited from strong stock selection in the financial industry. Several names that contributed to relative return included Legg Mason Inc., Ameritrade Holding Corp. and the Chicago Mercantile Exchange Holdings Inc.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
PEA Target Fund Institutional Class (Inception 03/31/99)	4.36%	-7.40%	—	5.57%
PEA Target Fund Administrative Class (Inception 03/31/99)	4.08%	-7.61%	—	5.48%
Russell Mid-Cap Growth Index	10.85%	-5.23%	—	—
Lipper Mid-Cap Growth Fund Average	7.81%	-5.05%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$975.80	$974.70	$1,020.83	$1,019.59
Expenses Paid During Period	$3.92	$5.14	$4.01	$5.26

For each class of the Fund, expenses are equal to the expense ratio for the class (0.80% for Institutional Class, 1.05% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	PEA Target Fund	Russell Mid-Cap Growth Index
03/31/1999	5,000,000	5,000,000
04/30/1999	5,143,819	5,228,000
05/31/1999	5,003,060	5,160,559
06/30/1999	5,428,397	5,520,766
07/31/1999	5,345,777	5,345,205
08/31/1999	5,431,457	5,289,615
09/30/1999	5,370,257	5,244,654
10/31/1999	5,875,153	5,650,065
11/30/1999	6,741,126	6,235,412
12/31/1999	8,204,952	7,315,385
01/31/2000	8,436,917	7,313,922
02/29/2000	11,525,372	8,851,309
03/31/2000	10,995,165	8,860,160
04/30/2000	9,977,831	7,999,839
05/31/2000	9,076,479	7,416,650
06/30/2000	10,305,896	8,203,557
07/31/2000	10,358,917	7,684,272
08/31/2000	12,019,127	8,843,060
09/30/2000	11,518,745	8,410,634
10/31/2000	10,309,210	7,835,347
11/30/2000	8,238,089	6,132,726
12/31/2000	8,998,917	6,455,921
01/31/2001	8,821,408	6,824,554
02/28/2001	7,636,731	5,643,906
03/31/2001	6,683,586	4,836,263
04/30/2001	7,486,234	5,642,468
05/31/2001	7,478,516	5,615,949
06/30/2001	7,474,658	5,618,756
07/31/2001	7,081,051	5,240,052
08/31/2001	6,467,489	4,860,149
09/30/2001	5,456,461	4,056,766
10/31/2001	5,753,595	4,483,132
11/30/2001	6,224,379	4,965,965
12/31/2001	6,448,194	5,154,672
01/31/2002	6,270,686	4,987,145
02/28/2002	5,742,019	4,704,374
03/31/2002	6,162,637	5,063,318
04/30/2002	5,973,552	4,795,468
05/31/2002	5,722,724	4,652,563
06/30/2002	5,174,763	4,138,920
07/31/2002	4,649,955	3,736,617
08/31/2002	4,588,213	3,723,539
09/30/2002	4,225,478	3,427,890
10/31/2002	4,418,422	3,693,552
11/30/2002	4,707,838	3,982,757
12/31/2002	4,356,680	3,742,198
01/31/2003	4,387,551	3,705,525
02/28/2003	4,329,667	3,673,287
03/31/2003	4,333,526	3,741,610
04/30/2003	4,630,660	3,996,413
05/31/2003	5,070,573	4,380,868
06/30/2003	5,201,775	4,443,515
07/31/2003	5,452,603	4,602,148
08/31/2003	5,738,160	4,855,727
09/30/2003	5,537,498	4,761,525
10/31/2003	6,070,024	5,145,304
11/30/2003	6,232,097	5,283,199
12/31/2003	6,259,109	5,340,785
01/31/2004	6,536,949	5,517,031
02/29/2004	6,687,445	5,609,718
03/31/2004	6,660,433	5,599,059
04/30/2004	6,413,465	5,441,166
05/31/2004	6,560,102	5,569,577
06/30/2004	6,722,175	5,658,133
07/31/2004	6,139,484	5,283,565
08/31/2004	6,031,435	5,218,577
09/30/2004	6,320,851	5,413,230
10/31/2004	6,536,949	5,596,739
11/30/2004	6,872,672	5,885,530
12/31/2004	7,189,100	6,167,447
01/31/2005	6,934,414	6,002,160
02/28/2005	7,030,886	6,154,014
03/31/2005	6,787,776	6,064,166
04/30/2005	6,386,452	5,824,025
05/31/2005	6,903,543	6,157,741
06/30/2005	7,015,450	6,272,275

Sector Breakdown *

Short-Term Instruments	23.1%
Technology	21.3%
Healthcare	17.1%
Consumer Services	9.1%
Financial & Business Services	8.0%
Consumer Discretionary	7.8%
Capital Goods	4.1%
Other	9.5%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  21

Financial Highlights

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions
AMM Asset Allocation Fund

Institutional Class
06/30/2005	$10.61	$0.32	(a)	$0.45	(a)	$0.77	$(0.29)	$0.00	$0.00	$(0.29)
06/30/2004	9.29	0.30	(a)	1.18	(a)	1.48	(0.16)	0.00	0.00	(0.16)
06/30/2003	9.26	0.26	(a)	0.05	(a)	0.31	(0.28)	0.00	0.00	(0.28)
06/30/2002	9.94	0.40	(a)	(0.78	)(a)	(0.38)	(0.30)	0.00	0.00	(0.30)
06/30/2001	11.50	0.67	(a)	(0.80	)(a)	(0.13)	(0.64)	(0.69)	(0.10)	(1.43)

CCM Capital Appreciation Fund

Institutional Class
06/30/2005	$16.63	$0.16	(a)	$1.67	(a)	$1.83	$(0.10)	$0.00	$0.00	$(0.10)
06/30/2004	14.27	0.06	(a)	2.30	(a)	2.36	0.00	0.00	0.00	0.00
06/30/2003	14.83	0.04	(a)	(0.60	)(a)	(0.56)	0.00	0.00	0.00	0.00
06/30/2002	17.72	0.08	(a)	(2.93	)(a)	(2.85)	(0.04)	0.00	0.00	(0.04)
06/30/2001	27.10	0.12	(a)	(1.38	)(a)	(1.26)	(0.14)	(7.98)	0.00	(8.12)
Administrative Class
06/30/2005	16.32	0.11	(a)	1.64	(a)	1.75	(0.08)	0.00	0.00	(0.08)
06/30/2004	14.04	0.02	(a)	2.26	(a)	2.28	0.00	0.00	0.00	0.00
06/30/2003	14.59	0.01	(a)	(0.56	)(a)	(0.55)	0.00	0.00	0.00	0.00
06/30/2002	17.46	0.04	(a)	(2.88	)(a)	(2.84)	(0.03)	0.00	0.00	(0.03)
06/30/2001	26.85	0.06	(a)	(1.36	)(a)	(1.30)	(0.11)	(7.98)	0.00	(8.09)

CCM Emerging Companies Fund

Institutional Class
06/30/2005	$23.89	$(0.18	)(a)	$1.73	(a)	$1.55	$0.00	$(2.17)	$0.00	$(2.17)
06/30/2004	19.70	(0.26	)(a)	6.27	(a)	6.01	0.00	(1.82)	0.00	(1.82)
06/30/2003	21.62	(0.20	)(a)	0.53	(a)	0.33	0.00	(2.25)	0.00	(2.25)
06/30/2002	23.34	(0.22	)(a)	1.20	(a)	0.98	0.00	(2.70)	0.00	(2.70)
06/30/2001	25.12	(0.16	)(a)	0.98	(a)	0.82	0.00	(2.60)	0.00	(2.60)
Administrative Class
06/30/2005	23.20	(0.23	)(a)	1.66	(a)	1.43	0.00	(2.17)	0.00	(2.17)
06/30/2004	19.21	(0.31	)(a)	6.12	(a)	5.81	0.00	(1.82)	0.00	(1.82)
06/30/2003	21.19	(0.24	)(a)	0.51	(a)	0.27	0.00	(2.25)	0.00	(2.25)
06/30/2002	22.99	(0.28	)(a)	1.18	(a)	0.90	0.00	(2.70)	0.00	(2.70)
06/30/2001	24.83	(0.22	)(a)	0.98	(a)	0.76	0.00	(2.60)	0.00	(2.60)

CCM Focused Growth Fund

Institutional Class
06/30/2005	$6.94	$0.02	(a)	$0.86	(a)	$0.88	$0.00	$0.00	$0.00	$0.00
06/30/2004	5.66	0.00	(a)	1.28	(a)	1.28	0.00	0.00	0.00	0.00
06/30/2003	5.63	0.00	(a)	0.03	(a)	0.03	0.00	0.00	0.00	0.00
06/30/2002	7.64	(0.01	)(a)	(1.99	)(a)	(2.00)	0.00	(0.01)	0.00	(0.01)
06/30/2001	13.35	(0.01	)(a)	(4.23	)(a)	(4.24)	(0.04)	(1.43)	0.00	(1.47)

CCM Mid-Cap Fund

Institutional Class
06/30/2005	$21.80	$0.07	(a)	$3.33	(a)	$3.40	$0.00	$0.00	$0.00	$0.00
06/30/2004	17.65	0.02	(a)	4.13	(a)	4.15	0.00	0.00	0.00	0.00
06/30/2003	18.05	0.01	(a)	(0.41	)(a)	(0.40)	0.00	0.00	0.00	0.00
06/30/2002	21.35	0.08	(a)	(3.21	)(a)	(3.13)	(0.14)	0.00	(0.03)	(0.17)
06/30/2001	30.88	0.21	(a)	(0.79	)(a)	(0.58)	(0.16)	(8.79)	0.00	(8.95)
Administrative Class
06/30/2005	21.44	0.02	(a)	3.25	(a)	3.27	0.00	0.00	0.00	0.00
06/30/2004	17.40	(0.03	)(a)	4.07	(a)	4.04	0.00	0.00	0.00	0.00
06/30/2003	17.83	(0.03	)(a)	(0.40	)(a)	(0.43)	0.00	0.00	0.00	0.00
06/30/2002	21.16	0.04	(a)	(3.23	)(a)	(3.19)	(0.14)	0.00	0.00	(0.14)
06/30/2001	30.70	0.15	(a)	(0.77	)(a)	(0.62)	(0.13)	(8.79)	0.00	(8.92)

22  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Selected Per Share Data for the Year Ended:	Fund Redemption Fee	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
AMM Asset Allocation Fund

Institutional Class
06/30/2005	$0.00	$11.09	7.35%	$909	0.10	%(c)(e)	2.93%	25%
06/30/2004	0.00	10.61	16.70	1,987	0.10	(c)(e)	2.94	23
06/30/2003	0.00	9.29	3.54	1,196	0.10	(c)(e)	2.85	13
06/30/2002	0.00	9.26	(3.89)	26	0.10	(c)(e)	4.11	24
06/30/2001	0.00	9.94	(1.41)	48	0.10	(c)(e)	6.20	39

CCM Capital Appreciation Fund

Institutional Class
06/30/2005	$0.00	$18.36	11.01%	$258,048	0.71	%(b)	0.90%	137%
06/30/2004	0.00	16.63	16.54	292,920	0.71	(b)	0.35	148
06/30/2003	0.00	14.27	(3.77)	240,130	0.70		0.33	161
06/30/2002	0.00	14.83	(16.08)	247,275	0.71	(b)	0.51	110
06/30/2001	0.00	17.72	(8.83)	276,170	0.70		0.53	112
Administrative Class
06/30/2005	0.00	17.99	10.75	287,845	0.96	(f)	0.66	137
06/30/2004	0.00	16.32	16.24	235,357	0.96	(f)	0.10	148
06/30/2003	0.00	14.04	(3.76)	188,923	0.95		0.08	161
06/30/2002	0.00	14.59	(16.28)	166,964	0.96	(f)	0.26	110
06/30/2001	0.00	17.46	(9.07)	200,351	0.95		0.30	112

CCM Emerging Companies Fund

Institutional Class
06/30/2005	$0.00	$23.27	6.82%	$597,547	1.51	%(g)	(0.79)%	144%
06/30/2004	0.00	23.89	31.57	491,944	1.50		(1.13)	176
06/30/2003	0.00	19.70	3.50	284,187	1.50		(1.14)	130
06/30/2002	0.00	21.62	4.95	219,868	1.51	(g)	(1.03)	122
06/30/2001	0.00	23.34	4.28	231,755	1.50		(0.71)	80
Administrative Class
06/30/2005	0.00	22.46	6.49	50,854	1.76	(d)	(1.05)	144
06/30/2004	0.00	23.20	31.33	55,531	1.75		(1.39)	176
06/30/2003	0.00	19.21	3.27	50,035	1.75		(1.40)	130
06/30/2002	0.00	21.19	4.65	28,822	1.75		(1.30)	122
06/30/2001	0.00	22.99	4.08	20,554	1.75		(0.99)	80

CCM Focused Growth Fund

Institutional Class
06/30/2005	$0.00	$7.82	12.79%	$3,457	0.71	%(b)	0.24%	123%
06/30/2004	0.00	6.94	22.61	2,527	0.71	(b)	0.08	90
06/30/2003	0.00	5.66	0.53	1,916	0.70		0.02	232
06/30/2002	0.00	5.63	(26.23)	1,912	0.70		(0.13)	113
06/30/2001	0.00	7.64	(35.38)	2,588	0.70		(0.13)	139

CCM Mid-Cap Fund

Institutional Class
06/30/2005	$0.00	$25.20	15.60%	$271,735	0.71	%(b)	0.31%	140%
06/30/2004	0.00	21.80	23.51	254,401	0.71	(b)	0.12	165
06/30/2003	0.00	17.65	(2.22)	254,338	0.71	(b)	0.08	155
06/30/2002	0.00	18.05	(14.71)	520,160	0.71	(b)	0.41	168
06/30/2001	0.00	21.35	(5.33)	538,661	0.70		0.80	153
Administrative Class
06/30/2005	0.00	24.71	15.25	260,340	0.96	(f)	0.07	140
06/30/2004	0.00	21.44	23.22	190,058	0.95		(0.14)	165
06/30/2003	0.00	17.40	(2.41)	118,600	0.96	(f)	(0.19)	155
06/30/2002	0.00	17.83	(15.10)	115,357	0.96	(f)	0.20	168
06/30/2001	0.00	21.16	(5.51)	171,268	0.95		0.57	153

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 0.70%.
(c)	Ratio of expenses to average net assets excluding underlying Funds’ expenses in which the Fund invests.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.75%.
(e)	If the investment manager had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.15%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.50%.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions
NFJ Dividend Value Fund

Institutional Class
06/30/2005	$12.59	$0.36	(a)	$1.39	(a)	$1.75	$(0.34)	$(0.15)	$0.00	$(0.49)
06/30/2004	10.54	0.34	(a)	2.07	(a)	2.41	(0.27)	(0.09)	0.00	(0.36)
06/30/2003	11.35	0.35	(a)	(0.31	)(a)	0.04	(0.35)	(0.50)	0.00	(0.85)
06/30/2002	12.51	0.34	(a)	(0.28	)(a)	0.06	(0.36)	(0.86)	0.00	(1.22)
06/30/2001	9.88	0.40	(a)	2.81	(a)	3.21	(0.35)	(0.23)	0.00	(0.58)
Administrative Class
06/30/2005	12.60	0.33	(a)	1.39	(a)	1.72	(0.31)	(0.15)	0.00	(0.46)
06/30/2004	10.56	0.31	(a)	2.06	(a)	2.37	(0.24)	(0.09)	0.00	(0.33)
06/30/2003	11.38	0.32	(a)	(0.30	)(a)	0.02	(0.34)	(0.50)	0.00	(0.84)
06/30/2002	12.55	0.32	(a)	(0.29	)(a)	0.03	(0.34)	(0.86)	0.00	(1.20)
06/30/2001	9.87	0.38	(a)	2.80	(a)	3.18	(0.27)	(0.23)	0.00	(0.50)

NFJ International Value Fund

Institutional Class
06/30/2005	$14.73	$0.62	(a)	$3.15	(a)	$3.77	$(0.64)	$(2.48)	$0.00	$(3.12)
06/30/2004	11.34	0.52	(a)	4.12	(a)	4.64	(0.39)	(0.86)	0.00	(1.25)
01/31/2003 - 06/30/2003	10.00	0.18	(a)	1.25	(a)	1.43	(0.09)	0.00	0.00	(0.09)

NFJ Large-Cap Value Fund

Institutional Class
06/30/2005	$14.64	$0.30	(a)	$1.96	(a)	$2.26	$(0.26)	$(0.59)	$0.00	$(0.85)
06/30/2004	12.26	0.25	(a)	2.36	(a)	2.61	(0.23)	0.00	0.00	(0.23)
06/30/2003	13.17	0.29	(a)	(0.71	)(a)	(0.42)	(0.23)	(0.26)	0.00	(0.49)
06/30/2002	12.64	0.27	(a)	0.52	(a)	0.79	(0.26)	0.00	0.00	(0.26)
06/30/2001	10.85	0.29	(a)	2.15	(a)	2.44	(0.25)	(0.40)	0.00	(0.65)

NFJ Small-Cap Value Fund

Institutional Class
06/30/2005	$27.93	$0.66	(a)	$4.53	(a)	$5.19	$(0.44)	$(1.60)	$0.00	$(2.04)
06/30/2004	22.03	0.60	(a)	5.83	(a)	6.43	(0.30)	(0.23)	0.00	(0.53)
06/30/2003	21.85	0.44	(a)	0.00	(a)	0.44	(0.24)	(0.05)	0.00	(0.29)
06/30/2002	19.26	0.41	(a)	2.31	(a)	2.72	(0.13)	0.00	0.00	(0.13)
06/30/2001	14.26	0.42	(a)	4.96	(a)	5.38	(0.38)	0.00	0.00	(0.38)
Administrative Class
06/30/2005	27.32	0.58	(a)	4.43	(a)	5.01	(0.42)	(1.60)	0.00	(2.02)
06/30/2004	21.79	0.57	(a)	5.47	(a)	6.04	(0.28)	(0.23)	0.00	(0.51)
06/30/2003	21.67	0.38	(a)	0.01	(a)	0.39	(0.22)	(0.05)	0.00	(0.27)
06/30/2002	19.15	0.36	(a)	2.27	(a)	2.63	(0.11)	0.00	0.00	(0.11)
06/30/2001	14.19	0.38	(a)	4.94	(a)	5.32	(0.36)	0.00	0.00	(0.36)

OCC Core Equity Fund

Institutional Class
03/31/2005 - 06/30/2005	$10.00	$0.03	(a)	$0.23	(a)	$0.26	$0.00	$0.00	$0.00	$0.00

OCC Renaissance Fund

Institutional Class
06/30/2005	$25.10	$0.09	(a)	$(0.41	)(a)	$(0.32)	$0.00	$0.00	$0.00	$0.00
06/30/2004	17.39	0.05	(a)	7.66	(a)	7.71	0.00	0.00	0.00	0.00
06/30/2003	19.26	0.07	(a)	(1.25	)(a)	(1.18)	0.00	(0.69)	0.00	(0.69)
06/30/2002	19.38	0.10	(a)	1.10	(a)	1.20	0.00	(1.32)	0.00	(1.32)
06/30/2001	14.97	0.17	(a)	5.47	(a)	5.64	(0.10)	(1.13)	0.00	(1.23)

24  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
NFJ Dividend Value Fund

Institutional Class
06/30/2005	$0.00		$13.85		14.08%		$119,556	0.71	%(e)	2.74%	30%
06/30/2004	0.00		12.59		23.11		72,757	0.70		2.86	36
06/30/2003	0.00		10.54		0.92		36,852	0.70		3.52	43
06/30/2002	0.00		11.35		0.96		34,152	0.74	(i)	2.88	50
06/30/2001	0.00		12.51		33.59		51,201	0.70		3.64	43
Administrative Class
06/30/2005	0.00		13.86		13.78		1,525	0.96	(j)	2.49	30
06/30/2004	0.00		12.60		22.69		1,523	0.96	(j)	2.62	36
06/30/2003	0.00		10.56		0.72		1,136	0.95		3.25	43
06/30/2002	0.00		11.38		0.67		1,253	0.99	(f)	2.65	50
06/30/2001	0.00		12.55		33.30		975	0.95		3.51	43

NFJ International Value Fund

Institutional Class
06/30/2005	$0.00		$15.38		27.08%		$2,501	0.53	%(b)(m)(l)	4.06%	61%
06/30/2004	0.00		14.73		42.12		1,927	0.41	(k)	3.80	80
01/31/2003 - 06/30/2003	0.00		11.34		14.24		1,321	0.40	*	4.21 *	28

NFJ Large-Cap Value Fund

Institutional Class
06/30/2005	$0.01	(a)	$16.06		15.78%		$7,835	0.71	%(e)	1.96%	35%
06/30/2004	0.00		14.64		21.46		3,279	0.70		1.82	99
06/30/2003	0.00		12.26		(2.99)		2,268	0.70		2.52	54
06/30/2002	0.00		13.17		6.40		1,834	0.71	(e)	2.07	49
06/30/2001	0.00		12.64		23.37		1,178	0.70		2.50	78

NFJ Small-Cap Value Fund

Institutional Class
06/30/2005	$0.00		$31.08		19.00%		$462,991	0.86	%(d)	2.25%	20%
06/30/2004	0.00		27.93		29.53		266,629	0.86	(d)	2.40	30
06/30/2003	0.03	(a)	22.03		2.28		153,509	0.85		2.20	20
06/30/2002	0.00		21.85		14.25		70,329	0.85		2.04	40
06/30/2001	0.00		19.26		38.32		49,046	0.85		2.51	41
Administrative Class
06/30/2005	0.00		30.31		18.74		527,720	1.11	(c)	2.02	20
06/30/2004	0.00		27.32		28.04		197,865	1.11	(h)	2.28	30
06/30/2003	0.00		21.79		1.93		67,899	1.10		1.89	20
06/30/2002	0.00		21.67		13.85		38,107	1.10		1.82	40
06/30/2001	0.00		19.15		38.06		21,447	1.10		2.27	41

OCC Core Equity Fund

Institutional Class
03/31/2005 - 06/30/2005	$0.00		$10.26		2.60%		$3,049	0.70	%*(g)	1.14%*	13%

OCC Renaissance Fund

Institutional Class
06/30/2005	$0.00		$24.78	(n)	(1.27	)%(n)	$149,294	0.86	%(d)	0.38%	101%
06/30/2004	0.00		25.10		44.34		305,637	0.86	(d)	0.21	60
06/30/2003	0.00		17.39		(5.60)		167,562	0.86	(d)	0.48	76
06/30/2002	0.00		19.26		5.89		140,322	0.86	(d)	0.47	109
06/30/2001	0.00		19.38		38.88		42,514	0.85		0.95	138

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 0.85%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 0.70%.
(f)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.95%.
(g)	If the investment manager had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.76%.
(h)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.10%.
(i)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.70%.
(j)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(k)	Ratio of expenses to average net assets excluding trustees’ expense is 0.40%.
(l)	Effective May 1, 2005, the Fund paid an Advisory Fee of 0.60%.
(m)	Ratio of expenses to average net assets excluding trustees’ expense is 0.52%.
(n)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the investment manager had not made repayments, end of period net asset value and total return would have been $24.76 and (1.34)%, respectively.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions
OCC Renaissance Fund (Cont.)

Administrative Class
06/30/2005	$24.90	$0.04	(a)	$(0.41	)(a)	$(0.37)	$0.00	$0.00	$0.00	$0.00
06/30/2004	17.30	(0.01	)(a)	7.61	(a)	7.60	0.00	0.00	0.00	0.00
06/30/2003	19.13	0.03	(a)	(1.17	)(a)	(1.14)	0.00	(0.69)	0.00	(0.69)
06/30/2002	19.29	0.06	(a)	1.10	(a)	1.16	0.00	(1.32)	0.00	(1.32)
06/30/2001	14.93	0.13	(a)	5.45	(a)	5.58	(0.09)	(1.13)	0.00	(1.22)

OCC Value Fund

Institutional Class
06/30/2005	$17.46	$0.21	(a)	$0.49	(a)	$0.70	$(0.08)	$(0.46)	$0.00	$(0.54)
06/30/2004	12.90	0.16	(a)	4.48	(a)	4.64	(0.08)	0.00	0.00	(0.08)
06/30/2003	13.89	0.14	(a)	(0.55	)(a)	(0.41)	0.00	(0.58)	0.00	(0.58)
06/30/2002	16.20	0.14	(a)	(0.54	)(a)	(0.40)	0.00	(1.91)	0.00	(1.91)
06/30/2001	11.42	0.19	(a)	4.71	(a)	4.90	(0.12)	0.00	0.00	(0.12)
Administrative Class
06/30/2005	17.17	0.16	(a)	0.49	(a)	0.65	(0.02)	(0.46)	0.00	(0.48)
06/30/2004	12.71	0.12	(a)	4.41	(a)	4.53	(0.07)	0.00	0.00	(0.07)
06/30/2003	13.73	0.11	(a)	(0.55	)(a)	(0.44)	0.00	(0.58)	0.00	(0.58)
06/30/2002	16.09	0.09	(a)	(0.54	)(a)	(0.45)	0.00	(1.91)	0.00	(1.91)
06/30/2001	11.35	0.15	(a)	4.69	(a)	4.84	(0.10)	0.00	0.00	(0.10)

PEA Growth Fund

Institutional Class
06/30/2005	$18.13	$0.11	(a)	$0.52	(a)	$0.63	$0.00	$0.00	$0.00	$0.00
06/30/2004	15.13	0.02	(a)	2.98	(a)	3.00	0.00	0.00	0.00	0.00
06/30/2003	16.35	0.03	(a)	(1.25	)(a)	(1.22)	0.00	0.00	0.00	0.00
06/30/2002	22.10	0.03	(a)	(5.62	)(a)	(5.59)	0.00	(0.16)	0.00	(0.16)
06/30/2001	35.17	(0.04	)(a)	(10.68	)(a)	(10.72)	0.00	(2.35)	0.00	(2.35)
Administrative Class
06/30/2005	17.81	0.07	(a)	0.51	(a)	0.58	0.00	0.00	0.00	0.00
06/30/2004	14.90	(0.03	)(a)	2.94	(a)	2.91	0.00	0.00	0.00	0.00
06/30/2003	16.15	(0.01	)(a)	(1.24	)(a)	(1.25)	0.00	0.00	0.00	0.00
06/30/2002	21.90	(0.02	)(a)	(5.57	)(a)	(5.59)	0.00	(0.16)	0.00	(0.16)
06/30/2001	34.95	(0.15	)(a)	(10.55	)(a)	(10.70)	0.00	(2.35)	0.00	(2.35)

PEA Growth & Income Fund

Institutional Class
06/30/2005	$7.66	$0.11	(a)	$0.36	(a)	$0.47	$(0.09)	$0.00	$0.00	$(0.09)
06/30/2004	6.57	0.12	(a)	1.10	(a)	1.22	(0.13)	0.00	0.00	(0.13)
06/30/2003	7.03	0.12	(a)	(0.47	)(a)	(0.35)	(0.11)	0.00	0.00	(0.11)
06/30/2002	9.25	0.12	(a)	(2.29	)(a)	(2.17)	(0.05)	0.00	0.00	(0.05)
06/30/2001	12.98	0.11	(a)	(0.16	)(a)	(0.05)	(0.05)	(3.63)	0.00	(3.68)
Administrative Class
06/30/2005	7.65	0.09	(a)	0.35	(a)	0.44	(0.07)	0.00	0.00	(0.07)
06/30/2004	6.55	0.10	(a)	1.11	(a)	1.21	(0.11)	0.00	0.00	(0.11)
06/30/2003	7.00	0.09	(a)	(0.46	)(a)	(0.37)	(0.08)	0.00	0.00	(0.08)
06/30/2002	9.23	0.09	(a)	(2.27	)(a)	(2.18)	(0.05)	0.00	0.00	(0.05)
04/16/2001 - 06/30/2001	8.93	0.01	(a)	0.29	(a)	0.30	0.00	0.00	0.00	0.00

26  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee	Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
OCC Renaissance Fund (Cont.)

Administrative Class
06/30/2005	$0.00	$24.53	(j)	(1.49	)%(j)	$189,795	1.11	%(b)	0.15%	101%
06/30/2004	0.00	24.90		43.93		175,132	1.11	(b)	(0.04)	60
06/30/2003	0.00	17.30		(5.44)		67,270	1.11	(b)	0.23	76
06/30/2002	0.00	19.13		5.70		42,939	1.11	(b)	0.27	109
06/30/2001	0.00	19.29		38.50		3,288	1.10		0.74	138

OCC Value Fund

Institutional Class
06/30/2005	$0.00	$17.62	(k)	3.98	%(k)	$128,968	0.71	%(f)	1.20%	101%
06/30/2004	0.00	17.46		36.10		191,216	0.71	(f)	1.00	67
06/30/2003	0.00	12.90		(2.40)		80,389	0.70		1.27	152
06/30/2002	0.00	13.89		(3.31)		66,457	0.70		0.87	190
06/30/2001	0.00	16.20		43.07		67,601	0.70		1.31	204
Administrative Class
06/30/2005	0.00	17.34	(l)	3.77	(l)	117,497	0.96	(g)	0.95	101
06/30/2004	0.00	17.17		35.72		96,072	0.96	(g)	0.76	67
06/30/2003	0.00	12.71		(2.65)		24,549	0.95		0.99	152
06/30/2002	0.00	13.73		(3.67)		31,115	0.95		0.59	190
06/30/2001	0.00	16.09		42.83		41,924	0.95		1.08	204

PEA Growth Fund

Institutional Class
06/30/2005	$0.00	$18.76	(m)	3.47	%(m)	$6,645	0.76	%(c)	0.58%	39%
06/30/2004	0.00	18.13	(h)	19.83	(h)	7,497	0.76	(c)	0.09	71
06/30/2003	0.00	15.13		(7.46)		15,833	0.76	(c)	0.20	70
06/30/2002	0.00	16.35		(25.42)		21,835	0.76	(c)	0.14	76
06/30/2001	0.00	22.10		(32.11)		25,645	0.75		(0.15)	85
Administrative Class
06/30/2005	0.00	18.39	(n)	3.26	(n)	99	1.01	(d)	0.38	39
06/30/2004	0.00	17.81	(i)	19.53	(i)	145	1.01	(d)	(0.15)	71
06/30/2003	0.00	14.90		(7.74)		219	1.01	(d)	(0.06)	70
06/30/2002	0.00	16.15		(25.65)		4,036	1.01	(d)	(0.12)	76
06/30/2001	0.00	21.90		(32.26)		5,241	1.00		(0.50)	85

PEA Growth & Income Fund

Institutional Class
06/30/2005	$0.00	$8.04		6.14	%(o)	$6,712	0.86	%(e)	1.40%	24%
06/30/2004	0.00	7.66		18.66		8,212	0.86	(e)	1.63	83
06/30/2003	0.00	6.57		(4.81)		6,857	0.86	(e)	1.86	84
06/30/2002	0.00	7.03		(23.45)		5,676	0.86	(e)	1.49	101
06/30/2001	0.00	9.25		(3.08)		5,196	0.85		1.00	77
Administrative Class
06/30/2005	0.00	8.02		5.84	(p)	739	1.11	(b)	1.15	24
06/30/2004	0.00	7.65		18.56		780	1.11	(b)	1.41	83
06/30/2003	0.00	6.55		(5.17)		949	1.11	(b)	1.49	84
06/30/2002	0.00	7.00		(23.69)		21,844	1.11	(b)	1.21	101
04/16/2001 - 06/30/2001	0.00	9.23		3.36		30,436	1.07	*	0.52 *	77

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 0.75%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.00%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 0.85%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 0.70%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(h)	Repayments by the investment manager increased the end of period net asset value per share by $0.04 and total return by 0.27%. If the investment manager had not made repayments, end of period net asset value and total return would have been $18.09 and 19.56%, respectively.
(i)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.20%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.78 and 19.33%, respectively.
(j)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.06%. If the investment manager had not made repayments, end of period net asset value and total return would have been $24.51 and (1.55)%, respectively.
(k)	Repayments by the investment manager increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.61 and 3.94%, respectively.
(l)	Repayments by the investment manager increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.33 and 3.73%, respectively.
(m)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.12%. If the investment manager had not made repayments, end of period net asset value and total return would have been $18.74 and 3.35%, respectively.
(n)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.14%. If the investment manager had not made repayments, end of period net asset value and total return would have been $18.36 and 3.12%, respectively.
(o)	Repayments by the investment manager increased the total return by 0.05%. If the investment manager had not made repayments, total return would have been 6.09%.
(p)	Repayments by the investment manager increased the total return by 0.05%. If the investment manager had not made repayments, total return would have been 5.79%.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  27

Financial Highlights (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions
PEA Opportunity Fund

Institutional Class
06/30/2005	$17.86	$(0.11	)(a)	$1.20	(a)	$1.09	$0.00	$0.00	$0.00	$0.00
06/30/2004	13.13	(0.09	)(a)	4.82	(a)	4.73	0.00	0.00	0.00	0.00
06/30/2003	12.68	(0.07	)(a)	0.52	(a)	0.45	0.00	0.00	0.00	0.00
06/30/2002	16.02	(0.09	)(a)	(3.25	)(a)	(3.34)	0.00	0.00	0.00	0.00
06/30/2001	27.43	(0.05	)(a)	(6.28	)(a)	(6.33)	0.00	(5.08)	0.00	(5.08)
Administrative Class
06/30/2005	17.70	(0.16	)(a)	1.20	(a)	1.04	0.00	0.00	0.00	0.00
06/30/2004	13.04	(0.13	)(a)	4.79	(a)	4.66	0.00	0.00	0.00	0.00
06/30/2003	12.63	(0.10	)(a)	0.51	(a)	0.41	0.00	0.00	0.00	0.00
06/30/2002	16.00	(0.12	)(a)	(3.25	)(a)	(3.37)	0.00	0.00	0.00	0.00
06/30/2001	27.44	(0.11	)(a)	(6.25	)(a)	(6.36)	0.00	(5.08)	0.00	(5.08)

PEA Target Fund

Institutional Class
06/30/2005	$17.42	$(0.05	)(a)	$0.81	(a)	$0.76	$0.00	$0.00	$0.00	$0.00
06/30/2004	13.48	(0.06	)(a)	4.00	(a)	3.94	0.00	0.00	0.00	0.00
06/30/2003	13.41	(0.04	)(a)	0.11	(a)	0.07	0.00	0.00	0.00	0.00
06/30/2002	19.37	(0.04	)(a)	(5.92	)(a)	(5.96)	0.00	0.00	0.00	0.00
06/30/2001	31.10	(0.08	)(a)	(7.62	)(a)	(7.70)	0.00	(4.03)	0.00	(4.03)
Administrative Class
06/30/2005	17.39	(0.09	)(a)	0.80	(a)	0.71	0.00	0.00	0.00	0.00
06/30/2004	13.48	(0.10	)(a)	4.01	(a)	3.91	0.00	0.00	0.00	0.00
06/30/2003	13.43	(0.07	)(a)	0.12	(a)	0.05	0.00	0.00	0.00	0.00
06/30/2002	19.45	(0.08	)(a)	(5.94	)(a)	(6.02)	0.00	0.00	0.00	0.00
06/30/2001	31.29	(0.15	)(a)	(7.66	)(a)	(7.81)	0.00	(4.03)	0.00	(4.03)

28  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Selected Per Share Data for the Year Ended:	Fund Redemption Fee	Net Asset Value End of Period	Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
PEA Opportunity Fund

Institutional Class
06/30/2005	$0.00	$18.95	6.10	%(i)	$36,853	0.91	%(e)	(0.64)%	139%
06/30/2004	0.00	17.86	36.02		53,116	0.91	(e)	(0.58)	184
06/30/2003	0.00	13.13	3.55		59,068	0.91	(e)	(0.68)	214
06/30/2002	0.00	12.68	(20.85)		69,091	0.91	(e)	(0.62)	201
06/30/2001	0.00	16.02	(25.48)		84,567	0.90		(0.27)	237
Administrative Class
06/30/2005	0.00	18.74	5.88	(j)	3,411	1.16	(f)	(0.89)	139
06/30/2004	0.00	17.70	35.74	(g)	3,647	1.17	(b)	(0.79)	184
06/30/2003	0.00	13.04	3.25		3,562	1.16	(f)	(0.93)	214
06/30/2002	0.00	12.63	(21.06)		6,766	1.16	(f)	(0.88)	201
06/30/2001	0.00	16.00	(25.57)		7,309	1.15		(0.52)	237

PEA Target Fund

Institutional Class
06/30/2005	$0.00	$18.18	4.36	%(k)	$57,815	0.81	%(c)	(0.30)%	103%
06/30/2004	0.00	17.42	29.23		61,005	0.81	(c)	(0.37)	96
06/30/2003	0.00	13.48	0.52		46,106	0.81	(c)	(0.31)	105
06/30/2002	0.00	13.41	(30.77)		44,689	0.81	(c)	(0.24)	114
06/30/2001	0.00	19.37	(27.47)		22,228	0.80		(0.35)	109
Administrative Class
06/30/2005	0.00	18.10	4.08	(l)	206	1.06	(d)	(0.55)	103
06/30/2004	0.00	17.39	29.01	(h)	335	1.06	(d)	(0.62)	96
06/30/2003	0.00	13.48	0.37		285	1.06	(d)	(0.59)	105
06/30/2002	0.00	13.43	(30.95)		4,518	1.06	(d)	(0.52)	114
06/30/2001	0.00	19.45	(27.67)		6,408	1.05		(0.60)	109

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.15%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 0.80%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.05%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 0.90%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.
(g)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 35.72%.
(h)	Repayments by the investment manager increased the total return by 0.03%. If the investment manager had not made repayments, total return would have been 28.98%.
(i)	Repayments by the investment manager increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 6.09%.
(j)	Repayments by the investment manager increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 5.87%.
(k)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 4.34%.
(l)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 4.06%.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  29

Statements of Assets and Liabilities

June 30, 2005

Amounts in thousands, except per share amounts	AMM Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Emerging Companies Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund	NFJ Dividend Value Fund	NFJ International Value Fund	NFJ Large-Cap Value Fund
Assets:

Investments, at value	$0	$1,258,980	$753,066	$3,535	$1,109,417	$987,726	$3,463	$61,738
Investments in Affiliates, at value	241,684	0	0	0	0	0	0	0
Repurchase agreement, at value	0	0	0	0	0	0	751	0
Cash	41	5	1	1	1	0	1	14
Foreign currency, at value	0	0	0	0	0	0	0	0
Security lending interest receivable	0	34	53	0	16	23	0	0
Receivable for investments sold	0	24,141	6,382	0	695	0	0	0
Receivable for investments in Affiliates sold	11	0	0	0	0	0	0	0
Receivable for Fund shares sold	259	2,269	305	0	6,093	4,959	258	592
Interest and dividends receivable	0	672	412	0	668	1,504	18	93
Interest and dividends receivable from Affiliates	286	0	0	0	0	0	0	0
Other assets	0	5	4	0	5	3	0	0

	242,281	1,286,106	760,223	3,536	1,116,895	994,215	4,491	62,437

Liabilities:

Payable for investments purchased	$0	$27,662	$6,184	$77	$22,618	$10,388	$392	$2,007
Payable for investments in Affiliates purchased	286	0	0	0	0	0	0	0
Written options outstanding	0	0	0	0	0	0	0	0
Payable for Fund shares redeemed	346	1,105	313	0	1,100	1,259	5	114
Payable for collateral for securities on loan	0	238,983	104,502	0	122,364	185,235	208	5,307
Payable to Securities Lending Agent	0	0	0	0	0	0	0	0
Accrued investment advisory fee	0	378	677	1	344	281	3	19
Accrued administration fee	79	267	136	1	241	232	1	16
Accrued distribution fee	118	176	10	0	141	231	0	18
Accrued servicing fee	50	96	0	0	83	132	0	9
Other liabilities	0	0	0	0	0	11	1	0

	879	268,667	111,822	79	146,891	197,769	610	7,490

Net Assets	$241,402	$1,017,439	$648,401	$3,457	$970,004	$796,446	$3,881	$54,947

Net Assets Consist of:

Paid in capital	$223,485	$929,461	$536,273	$4,204	$883,419	$722,195	$3,209	$51,868
Undistributed (overdistributed) net investment income	248	1,036	0	3	0	5,040	62	81
Accumulated undistributed net realized gain (loss)	1,135	(35,207)	24,450	(1,207)	(38,041)	10,576	147	363
Net unrealized appreciation	16,534	122,149	87,678	457	124,626	58,635	463	2,635

	$241,402	$1,017,439	$648,401	$3,457	$970,004	$796,446	$3,881	$54,947

Net Assets:

Institutional Class	$909	$258,048	$597,547	$3,457	$271,735	$119,556	$2,501	$7,835
Administrative Class	0	287,845	50,854	0	260,340	1,525	0	0
Other Classes	240,493	471,546	0	0	437,929	675,365	1,380	47,112

Shares Issued and Outstanding:

Institutional Class	82	14,057	25,684	442	10,785	8,634	163	488
Administrative Class	0	16,003	2,264	0	10,535	110	0	0

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$11.09	$18.36	$23.27	$7.82	$25.20	$13.85	$15.38	$16.06
Administrative Class	0.00	17.99	22.46	0.00	24.71	13.86	0.00	0.00

Cost of Investments Owned	$0	$1,136,880	$665,400	$3,078	$984,800	$929,133	$2,999	$59,105

Cost of Investments in Affiliates Owned	$225,150	$0	$0	$0	$0	$0	$0	$0

Cost of Repurchase Agreements Owned	$0	$0	$0	$0	$0	$0	$751	$0

Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$0	$0	$0

30  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Amounts in thousands, except per share amounts	NFJ Small-Cap Value Fund	OCC Core Equity Fund	OCC Renaissance Fund	OCC Value Fund	PEA Growth Fund	PEA Growth & Income Fund	PEA Opportunity Fund	PEA Target Fund
Assets:

Investments, at value	$4,092,382	$3,077	$5,402,238	$3,080,546	$725,158	$95,279	$314,696	$1,047,774
Investments in Affiliates, at value	0	0	0	0	0	0	0	0
Repurchase agreement, at value	0	0	0	0	0	0	0	0
Cash	895	0	5,766	8,129	604	59	123	828
Foreign currency, at value	0	0	0	2	0	0	0	0
Security lending interest receivable	205	0	58	36	19	2	30	33
Receivable for investments sold	10,311	0	26,136	27,807	8,368	394	4,825	3,114
Receivable for investments in Affiliates sold	0	0	0	0	0	0	0	0
Receivable for Fund shares sold	4,334	0	5,761	2,352	63	22	38	178
Interest and dividends receivable	6,337	4	3,247	2,525	279	80	47	208
Interest and dividends receivable from Affiliates	0	0	0	0	0	0	0	0
Other assets	17	0	35	18	3	0	2	5

	4,114,481	3,081	5,443,241	3,121,415	734,494	95,836	319,761	1,052,140

Liabilities:

Payable for investments purchased	$9,215	$0	$23,059	$0	$0	$288	$4,124	$5,145
Payable for investments in Affiliates purchased	0	0	0	0	0	0	0	0
Written options outstanding	0	0	0	0	561	2	0	0
Payable for Fund shares redeemed	11,456	0	47,396	24,223	2,132	127	651	2,444
Payable for collateral for securities on loan	595,597	0	471,440	361,414	115,076	19,727	58,324	227,674
Payable to Securities Lending Agent	0	0	1,682	0	0	0	0	0
Accrued investment advisory fee	1,697	1	2,507	1,052	258	38	136	372
Accrued administration fee	982	1	1,507	868	204	24	78	258
Accrued distribution fee	658	0	1,577	808	329	26	100	354
Accrued servicing fee	509	0	973	529	128	14	44	157
Other liabilities	0	0	117	0	0	0	0	0

	620,114	2	550,258	388,894	118,688	20,246	63,457	236,404

Net Assets	$3,494,367	$3,079	$4,892,983	$2,732,521	$615,806	$75,590	$256,304	$815,736

Net Assets Consist of:

Paid in capital	$2,554,583	$3,000	$4,089,122	$2,421,685	$836,040	$99,585	$281,703	$877,788
Undistributed (overdistributed) net investment income	47,980	8	(24)	28,784	0	0	0	0
Accumulated undistributed net realized gain (loss)	118,411	(27)	473,125	181,979	(323,971)	(31,462)	(59,379)	(222,614)
Net unrealized appreciation	773,393	98	330,760	100,073	103,737	7,467	33,980	160,562

	$3,494,367	$3,079	$4,892,983	$2,732,521	$615,806	$75,590	$256,304	$815,736

Net Assets:

Institutional Class	$462,991	$3,049	$149,294	$128,968	$6,645	$6,712	$36,853	$57,815
Administrative Class	527,720	0	189,795	117,497	99	739	3,411	206
Other Classes	2,503,656	30	4,553,894	2,486,056	609,062	68,139	216,040	757,715

Shares Issued and Outstanding:

Institutional Class	14,894	297	6,025	7,320	354	835	1,944	3,180
Administrative Class	17,413	0	7,738	6,776	5	92	182	11

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$31.08	$10.26	$24.78	$17.62	$18.76	$8.04	$18.95	$18.18
Administrative Class	30.31	0.00	24.53	17.34	18.39	8.02	18.74	18.10

Cost of Investments Owned	$3,319,113	$2,979	$5,071,407	$2,980,474	$621,480	$87,822	$280,709	$887,215

Cost of Investments in Affiliates Owned	$0	$0	$0	$0	$0	$0	$0	$0

Cost of Repurchase Agreements Owned	$0	$0	$0	$0	$0	$0	$0	$0

Cost of Foreign Currency Held	$0	$0	$0	$2	$0	$0	$0	$0

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  31

Statements of Operations

Amounts in thousands	AMM Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Emerging Companies Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund	NFJ Dividend Value Fund	NFJ International Value Fund	NFJ Large-Cap Value Fund
	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005
Investment Income:

Interest	$0	$647	$515	$3	$650	$542	$1	$36
Dividends, net of foreign taxes	0	13,604	3,550	24	7,201	15,684	103	627
Dividends from Affiliate investments	6,054	0	0	0	0	82	0	0
Security lending income	0	165	358	0	111	113	0	0
Miscellaneous income	2	1	1	0	0	0	0	0

Total Income	6,056	14,417	4,424	27	7,962	16,421	104	663

Expenses:

Investment advisory fees	0	4,033	7,750	13	3,493	2,137	3	113
Administration fees	891	2,818	1,550	7	2,443	1,998	9	102
Distribution and/or servicing fees - Administrative Class	0	632	145	0	520	4	0	0
Distribution and/or servicing fees - Other Classes	1,901	2,241	0	0	1,899	2,646	0	142
Trustees’ fees	0	67	46	0	58	32	0	2
Interest expense	0	0	0	0	1	4	0	0

Total Expenses	2,792	9,791	9,491	20	8,414	6,821	12	359

Waiver by Manager	(1)	0	0	0	0	0	0	0

Net Expenses	2,791	9,791	9,491	20	8,414	6,821	12	359

Net Investment Income (Loss)	3,265	4,626	(5,067)	7	(452)	9,600	92	304

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	0	53,995	33,299	319	79,769	15,943	269	594
Net realized gain on Affiliate investments	5,248	0	0	0	0	0	0	0
Net capital gain distributions received from underlying Funds	1,532	0	0	0	0	0	0	0
Net realized gain (loss) on futures contracts and options	0	0	0	0	0	0	0	0
Net realized gain on foreign currency transactions	0	0	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation) on investments	0	29,013	17,918	19	27,806	34,652	168	2,002
Net change in unrealized appreciation on Affiliate investments	3,374	0	0	0	0	0	0	0
Net change in unrealized appreciation on futures contracts and options	0	0	0	0	0	0	0	0
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0	0	0	0

Net Gain (Loss)	10,154	83,008	51,217	338	107,575	50,595	437	2,596

Net Increase from Repayments by Investment Manager	$0	$0	$0	$0	$0	$0	$0	$0

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,419	$87,634	$46,150	$345	$107,123	$60,195	$529	$2,900

32  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Amounts in thousands	NFJ Small-Cap Value Fund	OCC Core Equity Fund	OCC Renaissance Fund	OCC Value Fund	PEA Growth Fund	PEA Growth & Income Fund	PEA Opportunity Fund	PEA Target Fund
	Year Ended June 30, 2005	Period from March 31, 2005 to June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005
Investment Income:

Interest	$2,236	$2	$8,887	$4,646	$81	$19	$63	$343
Dividends, net of foreign taxes	87,490	12	58,514	54,218	8,910	1,800	420	3,911
Dividends from Affiliate investments	179	0	176	2	0	0	0	0
Security lending income	1,151	0	1,839	449	155	14	248	216
Miscellaneous income	4	0	0	0	0	0	0	0

Total Income	91,060	14	69,416	59,315	9,146	1,833	731	4,470

Expenses:

Investment advisory fees	17,695	4	35,419	14,027	3,394	488	1,767	4,818
Administration fees	10,698	2	21,501	11,844	2,698	370	1,022	3,403
Distribution and/or servicing fees - Administrative Class	833	0	414	280	0	2	8	1
Distribution and/or servicing fees - Other Classes	12,384	0	35,222	16,863	6,033	541	1,873	6,713
Trustees’ fees	216	0	460	233	54	6	22	69
Interest expense	0	0	51	4	10	0	1	4

Total Expenses	41,826	6	93,067	43,251	12,189	1,407	4,693	15,008

Waiver by Manager	0	0	0	0	0	0	0	0

Net Expenses	41,826	6	93,067	43,251	12,189	1,407	4,693	15,008

Net Investment Income (Loss)	49,234	8	(23,651)	16,064	(3,043)	426	(3,962)	(10,538)

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	156,150	(27)	842,521	292,677	72,155	3,679	22,007	77,902
Net realized gain on Affiliate investments	0	0	0	0	0	0	0	0
Net capital gain distributions received from underlying Funds	0	0	0	0	0	0	0	0
Net realized gain (loss) on futures contracts and options	0	0	0	0	1,521	0	0	(2,996)
Net realized gain on foreign currency transactions	0	0	32,121	2,459	0	0	0	0
Net change in unrealized appreciation (depreciation) on investments	296,947	98	(975,838)	(204,166)	(59,113)	(182)	(6,610)	(40,204)
Net change in unrealized appreciation on Affiliate investments	0	0	0	0	0	0	0	0
Net change in unrealized appreciation on futures contracts and options	0	0	0	0	88	7	0	0
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	(14)	0	0	0	0	0

Net Gain (Loss)	453,097	71	(101,210)	90,970	14,651	3,504	15,397	34,702

Net Increase from Repayments by Investment Manager	$0	$0	$3,880	$1,230	$877	$39	$29	$183

Net Increase (Decrease) in Net Assets Resulting from Operations	$502,331	$79	$(120,981)	$108,264	$12,485	$3,969	$11,464	$24,347

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  33

Statements of Changes in Net Assets

Amounts in thousands	AMM Asset Allocation Fund		CCM Capital Appreciation Fund		CCM Emerging Companies Fund		CCM Focused Growth Fund
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,265	$2,671	$4,626	$(289)	$(5,067)	$(5,044)	$7	$2
Net realized gain	0	0	53,995	105,630	33,299	112,434	319	193
Net realized gain (loss) on Affiliate investments	5,248	(1,129)	0	0	0	0	0	0
Net capital gain distributions received from underlying Funds	1,532	268	0	0	0	0	0	0
Net change in unrealized appreciation	0	0	29,013	15,892	17,918	1,358	19	230
Net change in unrealized appreciation on Affiliate investments	3,374	16,757	0	0	0	0	0	0

Net increase resulting from operations	13,419	18,567	87,634	121,233	46,150	108,748	345	425

Distributions to Shareholders:

From net investment income
Institutional Class	(43)	(41)	(1,378)	0	0	0	(3)	0
Administrative Class	0	(83)	(1,228)	0	0	0	0	0
Other Classes	(3,726)	(2,057)	(984)	0	0	0	0	0
From net realized capital gains							0	0
Institutional Class	0	0	0	0	(51,756)	(28,160)
Administrative Class	0	0	0	0	(5,927)	(1,940)	0	0
Other Classes	0	0	0	0	0	0	0	0

Total Distributions	(3,769)	(2,181)	(3,590)	0	(57,683)	(30,100)	(3)	0

Fund Share Transactions:

Receipts for shares sold
Institutional Class	804	2,374	43,253	56,874	207,536	180,175	1,394	564
Administrative Class	0	418	60,812	49,383	24,981	44,709	0	0
Other Classes	83,362	146,060	180,873	83,719	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	25	16	1,298	0	49,646	27,940	3	0
Administrative Class	0	83	1,226	0	4,526	1,910	0	0
Other Classes	2,963	1,652	648	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(2,008)	(1,788)	(103,088)	(44,725)	(141,771)	(67,498)	(809)	(378)
Administrative Class	0	(15,964)	(34,500)	(35,306)	(32,466)	(52,635)	0	0
Other Classes	(54,139)	(30,614)	(96,503)	(81,505)	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	31,007	102,237	54,019	28,440	112,452	134,601	588	186

Fund Redemption Fee	29	42	38	4	7	4	0	0

Total Increase in Net Assets	40,686	118,665	138,101	149,677	100,926	213,253	930	611

Net Assets:

Beginning of period	200,716	82,051	879,338	729,661	547,475	334,222	2,527	1,916

End of period*	$241,402	$200,716	$1,017,439	$879,338	$648,401	$547,475	$3,457	$2,527

* Including undistributed (overdistributed) net investment income of:	$248	$679	$1,036	$0	$0	$16,162	$3	$(1)

34  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Amounts in thousands	CCM Mid-Cap Fund		NFJ Dividend Value Fund		NFJ International Value Fund		NFJ Large-Cap Value Fund
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(452)	$(1,790)	$9,600	$3,903	$92	$64	$304	$92
Net realized gain	79,769	136,943	15,943	6,102	269	326	594	636
Net realized gain (loss) on Affiliate investments	0	0	0	0	0	0	0	0
Net capital gain distributions received from underlying Funds	0	0	0	0	0	0	0	0
Net change in unrealized appreciation	27,806	5,825	34,652	19,658	168	166	2,002	465
Net change in unrealized appreciation on Affiliate investments	0	0	0	0	0	0	0	0

Net increase resulting from operations	107,123	140,978	60,195	29,663	529	556	2,900	1,193

Distributions to Shareholders:

From net investment income
Institutional Class	0	0	(2,415)	(1,164)	(97)	(47)	(92)	(49)
Administrative Class	0	0	(36)	(27)	0	0	0	0
Other Classes	0	0	(8,243)	(2,071)	(5)	0	(236)	(43)
From net realized capital gains	0	0	(901)	(308)	(326)	(100)	(171)	0
Institutional Class
Administrative Class	0	0	(19)	(9)	0	0	0	0
Other Classes	0	0	(3,729)	(821)	0	0	(494)	0

Total Distributions	0	0	(15,343)	(4,400)	(428)	(147)	(993)	(92)

Fund Share Transactions:

Receipts for shares sold
Institutional Class	83,787	49,875	45,591	33,043	90	50	4,503	887
Administrative Class	87,016	101,209	437	408	0	0	0	0
Other Classes	182,547	89,443	459,342	192,705	1,381	0	40,754	9,332
Issued as reinvestment of distributions
Institutional Class	0	0	3,240	1,460	412	147	263	49
Administrative Class	0	0	55	36	0	0	0	0
Other Classes	0	0	8,418	2,081	5	0	572	37
Cost of shares redeemed
Institutional Class	(98,265)	(105,613)	(10,571)	(6,379)	(30)	0	(649)	(401)
Administrative Class	(45,890)	(58,712)	(646)	(273)	0	0	0	0
Other Classes	(97,669)	(84,739)	(57,306)	(23,075)	(5)	0	(5,151)	(2,032)

Net increase (decrease) resulting from Fund share transactions	111,526	(8,537)	448,560	200,006	1,853	197	40,292	7,872

Fund Redemption Fee	17	9	71	19	0	0	17	2

Total Increase in Net Assets	218,666	132,450	493,483	225,288	1,954	606	42,216	8,975

Net Assets:

Beginning of period	751,338	618,888	302,963	77,675	1,927	1,321	12,731	3,756

End of period*	$970,004	$751,338	$796,446	$302,963	$3,881	$1,927	$54,947	$12,731

* Including undistributed (overdistributed) net investment income of:	$0	$0	$5,040	$3,360	$62	$234	$81	$469

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  35

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	NFJ Small-Cap Value Fund		OCC Core Equity Fund	OCC Renaissance Fund		OCC Value Fund
	Year Ended June 30, 2005	Year Ended June 30, 2004	Period from March 31, 2005 to June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$49,234	$37,280	$8	$(23,651)	$(26,243)	$16,064	$4,483
Net realized gain (loss)	156,150	152,213	(27)	874,642	506,975	295,136	237,792
Net increase from repayments by Investment Manager	0	0	0	3,880	0	1,230	0
Net change in unrealized appreciation (depreciation)	296,947	339,937	98	(975,852)	1,119,602	(204,166)	201,084

Net increase (decrease) resulting from operations	502,331	529,430	79	(120,981)	1,600,334	108,264	443,359

Distributions to Shareholders:

From net investment income
Institutional Class	(5,338)	(2,656)	0	0	0	(1,267)	(630)
Administrative Class	(4,434)	(1,192)	0	0	0	(146)	(166)
Other Classes	(29,232)	(17,453)	0	0	0	(8,388)	(3,138)
From net realized capital gains
Institutional Class	(18,374)	(2,011)	0	0	0	(7,036)	0
Administrative Class	(16,055)	(968)	0	0	0	(2,853)	0
Other Classes	(124,721)	(17,393)	0	0	0	(79,726)	0

Total Distributions	(198,154)	(41,673)	0	0	0	(99,416)	(3,934)

Fund Share Transactions:

Receipts for shares sold
Institutional Class	182,650	133,322	2,970	95,793	144,310	150,984	107,867
Administrative Class	342,720	152,333	0	116,993	127,487	60,930	67,618
Other Classes	656,083	803,358	30	1,242,173	2,237,173	1,330,532	1,420,217
Issued as reinvestment of distributions
Institutional Class	20,981	3,939	0	0	0	7,306	571
Administrative Class	19,875	2,079	0	0	0	2,180	146
Other Classes	115,396	25,389	0	0	1	73,400	2,687
Cost of shares redeemed
Institutional Class	(46,081)	(74,497)	0	(248,019)	(89,643)	(222,455)	(33,363)
Administrative Class	(70,652)	(50,379)	0	(99,566)	(57,564)	(42,680)	(9,579)
Other Classes	(574,194)	(463,294)	0	(2,351,059)	(1,043,099)	(1,310,894)	(296,954)

Net increase (decrease) resulting from Fund share transactions	646,778	532,250	3,000	(1,243,685)	1,318,665	49,303	1,259,210

Fund Redemption Fee	91	18	0	429	242	671	284

Total Increase (Decrease) in Net Assets	951,046	1,020,025	3,079	(1,364,237)	2,919,241	58,822	1,698,919

Net Assets:

Beginning of period	2,543,321	1,523,296	0	6,257,220	3,337,979	2,673,699	974,780

End of period*	$3,494,367	$2,543,321	$3,079	$4,892,983	$6,257,220	$2,732,521	$2,673,699

* Including undistributed (overdistributed) net investment income of:	$47,980	$63,787	$8	$(24)	$(6)	$28,784	$4,564

36  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Amounts in thousands	PEA Growth Fund		PEA Growth & Income Fund		PEA Opportunity Fund		PEA Target Fund
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(3,043)	$(7,851)	$426	$633	$(3,962)	$(4,439)	$(10,538)	$(12,638)
Net realized gain (loss)	73,676	84,946	3,679	8,436	22,007	95,924	74,906	140,500
Net increase from repayments by Investment Manager	877	1,413	39	0	29	34	183	162
Net change in unrealized appreciation (depreciation)	(59,025)	64,273	(175)	4,051	(6,610)	871	(40,204)	101,856

Net increase (decrease) resulting from operations	12,485	142,781	3,969	13,120	11,464	92,390	24,347	229,880

Distributions to Shareholders:

From net investment income
Institutional Class	0	0	(77)	(143)	0	0	0	0
Administrative Class	0	0	(7)	(12)	0	0	0	0
Other Classes	0	0	(507)	(677)	0	0	0	0
From net realized capital gains
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Total Distributions	0	0	(591)	(832)	0	0	0	0

Fund Share Transactions:

Receipts for shares sold
Institutional Class	935	7,162	780	3,439	9,670	52,150	4,923	7,227
Administrative Class	0	12	45	63	278	955	41	136
Other Classes	23,807	59,448	10,725	33,408	12,557	63,020	48,720	115,215
Issued as reinvestment of distributions
Institutional Class	0	0	72	132	0	0	0	0
Administrative Class	0	0	7	12	0	0	0	0
Other Classes	0	0	417	553	0	0	0	0
Cost of shares redeemed
Institutional Class	(1,974)	(18,005)	(2,699)	(3,348)	(27,554)	(79,242)	(10,323)	(5,957)
Administrative Class	(50)	(123)	(132)	(374)	(701)	(1,830)	(178)	(161)
Other Classes	(197,846)	(237,513)	(24,646)	(30,671)	(63,675)	(75,442)	(230,821)	(207,868)

Net increase (decrease) resulting from Fund share transactions	(175,128)	(189,019)	(15,431)	3,214	(69,425)	(40,389)	(187,638)	(91,408)

Fund Redemption Fee	10	7	9	3	5	16	23	11

Total Increase (Decrease) in Net Assets	(162,633)	(46,231)	(12,044)	15,505	(57,956)	52,017	(163,268)	138,483

Net Assets:

Beginning of period	778,439	824,670	87,634	72,129	314,260	262,243	979,004	840,521

End of period*	$615,806	$778,439	$75,590	$87,634	$256,304	$314,260	$815,736	$979,004

* Including undistributed (overdistributed) net investment income of:	$0	$1	$0	$0	$0	$0	$0	$0

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  37

Schedule of Investments

AMM Asset Allocation Fund (a)

June 30, 2005

	Shares	Value (000s)
ALLIANZ FUNDS (b) 50.3%

CCM Capital Appreciation	114,559	$2,103
CCM Mid-Cap (d)	74,342	1,873
NACM International (d)	2,070,181	33,723
NFJ Small-Cap Value	213,626	6,640
OCC Renaissance (d)	654,209	16,211
OCC Value	693,302	12,216
PEA Growth (d)	78,101	1,465
PEA Opportunity (d)	427,921	8,109
PEA Target (d)	123,361	2,243
RCM Large-Cap Growth	1,638,854	21,010
RCM Mid-Cap (d)	5,953,420	15,896

Total Allianz Funds (Cost $107,271)		121,489

PIMCO FUNDS (c) 49.8%

Emerging Markets Bond	77,496	866
Foreign Bond (U.S. Dollar-Hedged)	241,749	2,606
High Yield	532,669	5,247
Short-Term	479,273	4,802
StocksPLUS	3,365,232	32,777
Total Return	6,835,941	73,897

Total PIMCO Funds (Cost $117,879)		120,195

Total Investments 100.1% (Cost $225,150)		$241,684

Other Assets and Liabilities (Net) (0.1%)		(282)

Net Assets 100.0%		$241,402

Notes to Schedule of Investments:

(a)	The Fund is investing in shares of affiliated Funds.
(b)	Institutional Class shares of each Allianz Fund.
(c)	Institutional Class shares of each PIMCO Fund.
(d)	Non-income producing Fund.

38  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

CCM Capital Appreciation Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 97.6%

Aerospace 4.0%

Boeing Co.	240,020	$15,841
Lockheed Martin Corp. (a)	190,960	12,388
Raytheon Co.	306,170	11,977

		40,206

Building 1.4%

D.R. Horton, Inc. (d)	388,440	14,609

Capital Goods 1.9%

Cooper Industries Ltd. ‘A’	169,200	10,812
Ingersoll-Rand Co. ‘A’ (d)	123,880	8,839

		19,651

Communications 1.3%

Sprint Corp. (d)	531,579	13,337

Consumer Discretionary 6.0%

Abercrombie & Fitch Co. ‘A’	182,800	12,558
Coach, Inc. (a)	347,030	11,650
Federated Department Stores, Inc. (d)	150,440	11,024
J.C. Penney Co., Inc.	233,230	12,263
Nike, Inc. ‘B’ (d)	152,110	13,173

		60,668

Consumer Services 6.4%

Marriott International, Inc. ‘A’	145,940	9,956
McGraw-Hill Cos., Inc.	278,860	12,340
MGM Mirage, Inc. (a)	259,420	10,268
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	205,920	12,061
Time Warner, Inc. (a)	590,110	9,861
Walt Disney Co. (d)	426,670	10,744

		65,230

Consumer Staples 2.5%

Hershey Foods Corp. (d)	153,440	9,529
Procter & Gamble Co. (d)	306,110	16,147

		25,676

Energy 10.9%

Apache Corp. (d)	168,198	10,866
Baker Hughes, Inc. (d)	226,890	11,608
Burlington Resources, Inc.	202,540	11,188
ConocoPhillips	183,720	10,562
Devon Energy Corp. (d)	215,540	10,924
Halliburton Co. (d)	220,750	10,556
Marathon Oil Corp. (d)	207,760	11,088
Occidental Petroleum Corp.	135,440	10,419
Peabody Energy Corp.	232,110	12,079
Transocean, Inc. (a)	213,960	11,547

		110,837

Financial & Business Services 16.4%

ACE Ltd. (d)	284,070	12,741
Allstate Corp.	203,520	12,160
Bank of America Corp.	435,228	19,851
CIT Group, Inc.	315,780	13,569
Countrywide Financial Corp. (a)	317,550	12,261
Genworth Financial, Inc. ‘A’ (a)	408,640	12,353
Hartford Financial Services Group, Inc. (d)	163,470	12,224
Key Corp.	349,750	11,594
Lehman Brothers Holdings, Inc. (d)	128,540	12,761
Progressive Corp. (d)	104,440	10,320
Prudential Financial, Inc.	221,370	14,535
Wachovia Corp.	204,320	10,134
Washington Mutual, Inc. (a)	301,500	12,268

		166,771

Healthcare 17.6%

Aetna, Inc. (d)	152,940	12,666
Allergan, Inc. (a)(d)	147,040	12,534
Amgen, Inc. (a)(d)	199,780	12,079
Barr Laboratories, Inc. (a)	240,190	11,707
C.R. Bard, Inc.	165,920	11,035
Genentech, Inc. (a)(d)	171,750	13,788
Genzyme Corp. (a)(d)	192,210	11,550
HCA, Inc.	212,620	12,049
Johnson & Johnson	186,370	12,114
St. Jude Medical, Inc. (a)	301,260	13,138
Triad Hospitals, Inc. (a)	225,890	12,343
UnitedHealth Group, Inc.	297,270	15,500
WellPoint, Inc. (a)	219,810	15,308
Wyeth	298,280	13,273

		179,084

Materials & Processing 3.6%

Dow Chemical Co.	236,920	10,550
Phelps Dodge Corp. (d)	118,870	10,995
Sherwin-Williams Co.	261,060	12,293
U.S. Steel Corp.	65,160	2,240

		36,078

Technology 22.1%

Adobe Systems, Inc. (d)	429,640	12,296
Apple Computer, Inc. (a)(d)	307,910	11,334
Cisco Systems, Inc. (a)	619,150	11,832
Corning, Inc. (a)	908,380	15,097
Dell, Inc. (a)(d)	356,400	14,081
EMC Corp. (a)(d)	1,041,400	14,278
Emerson Electric Co.	176,970	11,084
Fisher Scientific International, Inc. (a)(d)	197,530	12,820
Harris Corp. (d)	411,840	12,854
Intel Corp. (d)	526,610	13,723
Microsoft Corp.	724,150	17,988
Motorola, Inc. (d)	684,910	12,506
National Semiconductor Corp.	585,740	12,904
Oracle Corp. (a)	1,001,770	13,223
Texas Instruments, Inc. (d)	501,450	14,076
VeriSign, Inc. (a)	407,650	11,724
Yahoo!, Inc. (a)(d)	384,940	13,338

		225,158

Transportation 1.1%

Burlington Northern Santa Fe Corp.	239,780	11,289

Utilities 2.4%

Duke Energy Corp. (d)	439,460	13,065
TXU Corp. (d)	137,280	11,407

		24,472

Total Common Stocks (Cost $870,917)		993,066

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 26.1%

Collateral Invested for Securities on Loan (b) 23.5%

Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$5,000	4,991
3.388% due 09/08/2005	40,700	40,434
Bavaria TRR Corp.
3.106% due 07/01/2005	10,000	9,999
3.304% due 07/11/2005	2,000	1,998
3.460% due 07/01/2005	1,000	1,000
Bavaria Universal Funding
3.268% due 07/20/2005	4,000	3,993
3.309% due 07/28/2005	3,000	2,992
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (c)	33,000	33,000
Beta Finance, Inc.
3.260% due 07/18/2005 (c)	2,000	2,000
Canadian Imperial Bank
3.350% due 07/01/2005	2,086	2,086
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (c)	39,100	39,100
Countrywide Home Loans, Inc.
3.417% due 08/26/2005 (c)	4,000	4,000
3.440% due 11/30/2005 (c)	3,000	3,000
Credit Suisse First Boston
3.102% due 07/08/2005 (c)	1,500	1,500
3.502% due 02/27/2006 (c)	1,000	1,001
3.507% due 02/27/2006 (c)	3,000	3,002
3.511% due 02/06/2006 (c)	5,000	5,004
Davis Square Funding IV Corp.
3.268% due 08/08/2005	10,000	9,946
3.268% due 08/09/2005	5,000	4,973
Morgan Stanley
3.300% due 02/03/2006 (c)	3,000	3,000
3.497% due 12/06/2005	5,000	5,000
Northern Rock PLC
3.150% due 02/03/2006 (c)	2,000	2,000
Park Sienna LLC
3.316% due 07/20/2005	6,000	5,988
Sierra Madre Funding Delaware Corp.
3.107% due 07/05/2005	1,000	1,000
3.262% due 07/25/2005	5,000	4,982
Sigma Finance, Inc.
3.198% due 02/15/2006 (c)	5,000	4,999
3.270% due 03/06/2006 (c)	3,000	2,999
3.496% due 01/27/2006 (c)	5,000	5,000
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (c)	4,000	4,000
Treasury Bank N.A.
3.280% due 03/15/2006 (c)	13,000	13,000
3.354% due 02/27/2006 (c)	5,000	5,000
Verizon Network Funding
3.137% due 07/05/2005	8,000	7,996

		238,983

Repurchase Agreement 2.6%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 3.740% due 06/21/2007 valued at $27,471. Repurchase proceeds are $26,933.)	26,931	26,931

Total Short-Term Instruments (Cost $265,963)		265,914

Total Investments 123.7% (Cost $1,136,880)		$1,258,980

Other Assets and Liabilities (Net) (23.7%)		(241,541)

Net Assets 100.0%		$1,017,439

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased with the cash proceeds from securities on loans.
(c)	Variable rate security.
(d)	Portion of securities on loan with an aggregate market value of $231,605; cash collateral of $238,472 was received with which the Fund purchased securities.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  39

Schedule of Investments

CCM Emerging Companies Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 96.8%

Aerospace 1.7%

BE Aerospace, Inc. (a)	683,350	$10,681

Capital Goods 4.4%

Barnes Group, Inc. (a)	201,880	6,682
Bucyrus International, Inc. ‘A’	185,720	7,054
Layne Christensen Co. (a)(d)	422,194	8,387
Middleby Corp. (a)	125,930	6,657

		28,780

Communications 2.5%

Premiere Global Services, Inc. (a)	674,230	7,612
Ubiquitel, Inc. (a)	1,013,600	8,271

		15,883

Consumer Discretionary 8.5%

Aviall, Inc. (a)	292,030	9,225
Buckle, Inc.	151,450	6,715
Coldwater Creek, Inc. (a)(d)	313,920	7,820
Genesco, Inc. (a)	184,730	6,852
Red Robin Gourmet Burgers, Inc. (a)(d)	163,790	10,152
Shoe Carnival, Inc. (a)	361,120	7,858
Universal Electronics, Inc. (a)	395,290	6,558

		55,180

Consumer Services 9.9%

Consolidated Graphics, Inc. (a)	159,830	6,516
CRA International, Inc. (a)	122,980	6,622
Dover Downs Gaming & Entertainment, Inc.	536,700	7,117
Euronet Worldwide, Inc. (a)(d)	392,440	11,408
Marine Products Corp.	552,115	8,033
SFBC International, Inc. (a)	233,710	9,028
Shuffle Master, Inc. (a)(d)	222,212	6,229
Vail Resorts, Inc. (a)	338,450	9,510

		64,463

Consumer Staples 1.1%

Chattem, Inc. (a)	173,770	7,194

Energy 8.7%

Atwood Oceanics, Inc. (a)	131,760	8,111
Dril-Quip, Inc. SP - QUIP INC (a)	257,850	7,480
Energy Partners Ltd. (a)	364,890	9,564
Hornbeck Offshore Services, Inc. (a)	307,410	8,328
KCS Energy, Inc. (a)	377,160	6,551
Oil States International, Inc. (a)	363,790	9,157
Remington Oil & Gas Corp. (a)	207,290	7,400

		56,591

Financial & Business Services 18.8%

Capital Trust, Inc. ‘A’	208,560	6,968
Capitol Bancorp Ltd.	202,580	6,809
Columbia Banking System, Inc.	280,165	6,898
Community Trust BanCorp., Inc.	279,890	9,158
CompuCredit Corp. (a)(d)	191,785	6,574
FPIC Insurance Group, Inc. (a)(d)	264,390	7,755
Greenhill & Co., Inc. (d)	170,700	6,915
Hanmi Financial Corp.	349,140	5,831
LTC Properties, Inc.	435,460	9,014
Marlin Business Services, Inc. (a)	316,530	6,362
Meadowbrook Insurance Group, Inc. (a)	1,206,220	6,321
Prosperity Bancshares, Inc.	228,190	6,529
RAIT Investment Trust	218,510	6,544
Safety Insurance Group, Inc.	223,300	7,539
State Auto Financial Corp.	237,860	7,383
Taylor Capital Group, Inc.	188,850	7,412
Trammell Crow Co. (a)	322,420	7,815

		121,827

Healthcare 16.5%

DJ Orthopedics, Inc. (a)	293,320	8,046
First Horizon Pharmaceutical Corp. (a)(d)	409,390	7,795
Foxhollow Technologies, Inc. (a)(d)	198,060	7,580
Hologic, Inc. (a)	230,670	9,169
Illumina, Inc. (a)	636,350	7,681
Intralase Corp. (a)(d)	366,370	7,188
Laserscope (a)(d)	218,970	9,074
Lifecell Corp. (a)	469,830	7,428
NuVasive, Inc. (a)	561,750	9,336
Palomar Medical Technologies, Inc. (a)(d)	256,650	6,139
Psychiatric Solutions, Inc. (a)	215,110	10,478
SurModics, Inc. (a)(d)	175,330	7,604
USANA Health Sciences, Inc. (a)(d)	225,330	9,531

		107,049

Materials & Processing 2.4%

Aaon, Inc. (a)	171,620	3,053
AMCOL International Corp.	382,860	7,194
Wellman, Inc.	503,720	5,133

		15,380

Technology 21.9%

ADE Corp. (a)(d)	236,330	6,629
BEI Technologies, Inc.	290,180	7,742
Cirrus Logic, Inc. (a)	1,198,514	6,364
Computer Programs & Systems, Inc.	295,430	11,011
EPIQ Systems, Inc. (a)	402,880	6,591
Genesis Microchip, Inc. (a)	339,500	6,267
Jupitermedia Corp. (a)(d)	394,810	6,763
Kanbay International, Inc. (a)	412,460	9,532
Komag, Inc. (a)(d)	365,450	10,368
Pericom Semiconductor Corp. (a)	792,840	6,454
Per-Se Technologies, Inc. (a)	326,750	6,868
Schawk, Inc.	373,640	9,341
Serena Software, Inc. (a)	289,450	5,586
SS&C Technologies, Inc.	218,480	6,921
Stamps.com, Inc. (a)(d)	313,950	5,887
Stratasys, Inc. (a)(d)	138,090	4,513
SYKES Enterprises, Inc. (a)	351,530	3,348
Symmetricom, Inc. (a)(d)	790,860	8,201
Tier Technologies, Inc. ‘B’ (a)	696,330	5,870
Witness Systems, Inc. (a)	428,700	7,815

		142,071

Transportation 0.4%

Greenbrier Cos., Inc.	91,680	2,485

Total Common Stocks (Cost $539,904)		627,584

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 19.3%

Collateral Invested for Securities on Loan (c) 16.1%

Adirondack 2005-1 Corp.
3.255% due 07/11/2005	$2,000	1,997
3.329% due 07/29/2005	5,000	4,986
3.387% due 09/08/2005	4,000	3,974
Bank of America N.A.
3.518% due 07/01/2005 (b)	2,000	2,000
Bavaria TRR Corp.
3.304% due 07/11/2005	2,000	1,998
3.460% due 07/01/2005	2,000	2,000
Bavaria Universal Funding
3.268% due 07/20/2005	5,000	4,991
3.309% due 07/28/2005	2,000	1,995
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	15,000	15,000
Beta Finance, Inc.
3.260% due 07/18/2005 (b)	2,000	2,000
Canadian Imperial Bank
3.350% due 07/01/2005	3,592	3,592
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	12,000	12,000
Countrywide Home Loans, Inc.
3.440% due 11/30/2005 (b)	2,000	2,000
Credit Suisse First Boston
3.102% due 07/08/2005 (b)	1,000	1,000
3.502% due 02/27/2006 (b)	1,000	1,001
3.507% due 02/27/2006 (b)	5,000	5,003
3.511% due 02/06/2006 (b)	5,000	5,003
Davis Square Funding IV Corp.
3.268% due 08/08/2005	2,000	1,989
3.268% due 08/09/2005	3,000	2,984
Morgan Stanley
3.300% due 02/03/2006 (b)	3,000	3,000
3.497% due 12/06/2005	5,000	5,000
Northern Rock PLC
3.150% due 02/03/2006 (b)	2,000	2,000
Park Sienna LLC
3.316% due 07/20/2005	5,000	4,990
Sigma Finance, Inc.
3.270% due 03/06/2006 (b)	2,000	2,000
3.496% due 01/27/2006 (b)	5,000	5,000
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	3,000	3,000
Treasury Bank N.A.
3.354% due 02/27/2006 (b)	2,000	2,000
Verizon Network Funding
3.137% due 07/05/2005	2,000	1,999

		104,502

Repurchase Agreement 3.2%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Farm Credit Bank 3.375% due 07/15/2008 valued at $21,401. Repurchase proceeds are $20,982.)	20,980	20,980

Total Short-Term Instruments (Cost $125,496)		125,482

Total Investments 116.1% (Cost $665,400)		$753,066

Other Assets and Liabilities (Net) (16.1%)		(104,665)

Net Assets 100.0%		$648,401

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $101,299; cash collateral of $104,409 was received with which the Fund purchased securities.

40  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

CCM Focused Growth Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 96.7%

Aerospace 2.9%

Boeing Co. (a)	700	$46
Lockheed Martin Corp. (a)	820	53

		99

Building 2.3%

D.R. Horton, Inc.	2,133	80

Capital Goods 1.1%

3M Co.	500	36

Communications 2.5%

Nextel Communications, Inc. ‘A’ (a)	2,700	87

Consumer Discretionary 7.5%

Coach, Inc. (a)	2,400	81
CVS Corp. (a)	1,800	52
Nordstrom, Inc. (a)	800	54
Starbucks Corp. (a)	1,400	72

		259

Consumer Services 5.0%

Apollo Group, Inc. ‘A’ (a)	1,000	78
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	1,600	94

		172

Consumer Staples 4.9%

Church & Dwight Co., Inc.	1,600	58
PepsiCo, Inc.	900	49
Procter & Gamble Co. (a)	1,200	63

		170

Energy 10.1%

ENSCO International, Inc.	1,880	67
EOG Resources, Inc.	800	45
Grant Prideco, Inc. (a)	2,590	69
Patterson-UTI Energy, Inc.	2,530	70
Peabody Energy Corp.	1,900	99

		350

Financial & Business Services 5.6%

Genworth Financial, Inc. ‘A’ (a)	1,760	53
IndyMac BanCorp., Inc. (a)	1,290	53
Lehman Brothers Holdings, Inc. (a)	540	54
Unitrin, Inc.	700	34

		194

Healthcare 22.9%

Aetna, Inc.	1,600	133
Allergan, Inc. (a)	600	51
Barr Laboratories, Inc. (a)	1,300	63
Becton Dickinson & Co.	1,300	68
Celgene Corp. (a)	1,200	49
Coventry Health Care, Inc. (a)	1,200	85
Gilead Sciences, Inc. (a)	1,000	44
HCA, Inc.	1,200	68
Invitrogen Corp. (a)	1,100	92
Johnson & Johnson	1,200	78
Schering-Plough Corp.	3,200	61

		792

Materials & Processing 4.9%

Dow Chemical Co.	1,700	76
Phelps Dodge Corp.	1,000	93

		169

Technology 27.0%

Ametek, Inc.	800	33
Avid Technology, Inc. (a)	1,300	69
Cisco Systems, Inc. (a)	3,800	73
Corning, Inc. (a)	3,000	50
Emerson Electric Co.	1,000	63
Harris Corp.	3,600	112
International Rectifier Corp. (a)	1,100	52
MEMC Electronic Materials, Inc. (a)	3,410	54
Microsoft Corp.	3,810	95
Symantec Corp. (a)	4,100	89
Texas Instruments, Inc.	1,900	53
WebMD Corp. (a)	5,120	53
Western Digital Corp. (a)	3,800	51
Yahoo!, Inc. (a)	2,500	87

		934

Total Common Stocks (Cost $2,885)		3,342

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 5.6%

Repurchase Agreement 5.6%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Fannie Mae 3.860% due 02/22/2008 valued at $197. Repurchase proceeds are $193.)	$193	193

Total Short-Term Instruments (Cost $193)		193

Total Investments 102.3% (Cost $3,078)		$3,535

Other Assets and Liabilities (Net) (2.3%)		(78)

Net Assets 100.0%		$3,457

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  41

Schedule of Investments

CCM Mid-Cap Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.2%

Aerospace 2.3%

Goodrich Corp. (d)	269,000	$11,018
Rockwell Collins, Inc.	246,520	11,754

		22,772

Building 1.4%

Pulte Homes, Inc.	156,780	13,209

Capital Goods 2.5%

ITT Industries, Inc.	123,700	12,077
Pentair, Inc.	277,000	11,858

		23,935

Communications 3.9%

Nextel Partners, Inc. ‘A’ (a)	462,440	11,640
NII Holdings, Inc. ‘B’ (a)	207,600	13,274
West Corp. (a)	333,330	12,800

		37,714

Consumer Discretionary 11.1%

Advance Auto Parts, Inc. (a)	187,160	12,081
Chico’s FAS, Inc. (a)	327,700	11,234
Coach, Inc. (a)	354,854	11,912
HNI Corp. (a)	217,440	11,122
Hughes Supply, Inc.	328,910	9,242
Michaels Stores, Inc.	313,550	12,972
Nordstrom, Inc.	219,920	14,948
Oshkosh Truck Corp. ‘B’	153,640	12,027
Urban Outfitters, Inc. (a)	217,030	12,303

		107,841

Consumer Services 8.7%

Brunswick Corp.	251,600	10,899
Choice Hotels International, Inc. (a)	77,410	5,086
Getty Images, Inc. (a)(d)	159,260	11,827
Harrah’s Entertainment, Inc. (d)	145,200	10,465
Harte-Hanks, Inc. (a)	387,670	11,525
Hilton Hotels Corp.	510,230	12,169
RR Donnelley & Sons Co.	354,640	12,239
Station Casinos, Inc.	151,160	10,037

		84,247

Consumer Staples 3.2%

Church & Dwight Co., Inc.	272,460	9,863
Pilgrim’s Pride Corp. (d)	297,120	10,141
Reynolds American, Inc. (d)	135,150	10,650

		30,654

Energy 8.5%

Amerada Hess Corp. (d)	96,320	10,259
ENSCO International, Inc.	289,830	10,361
EOG Resources, Inc. (d)	190,410	10,815
Grant Prideco, Inc. (a)	381,340	10,086
Massey Energy Co. (d)	292,360	11,028
National-Oilwell, Inc. (a)	205,860	9,787
Newfield Exploration Co. (a)	247,170	9,860
Noble Energy, Inc.	135,150	10,224

		82,420

Environmental Services 1.2%

Republic Services, Inc.	316,250	11,388

Financial & Business Services 13.4%

AG Edwards, Inc.	136,340	6,156
Allmerica Financial Corp. (a)	297,770	11,044
Apartment Investment & Management Co. ‘A’	251,810	10,304
Bank of Hawaii Corp.	178,080	9,038
Bear Stearns Cos., Inc. (d)	116,880	12,149
CIT Group, Inc.	292,250	12,558
HCC Insurance Holdings, Inc.	291,500	11,039
Host Marriot Corp.	674,050	11,796
IndyMac BanCorp., Inc. (a)	280,230	11,414
T. Rowe Price Group, Inc.	190,410	11,920
Trizec Properties, Inc. (d)	512,380	10,540
Unitrin, Inc.	252,900	12,417

		130,375

Healthcare 14.2%

Affymetrix, Inc. (a)(d)	196,090	10,575
Barr Laboratories, Inc. (a)	222,740	10,856
C.R. Bard, Inc.	148,990	9,909
Community Health Systems, Inc. (a)(d)	292,680	11,060
Health Net, Inc. (a)(d)	330,950	12,629
Hospira, Inc. (a)	306,090	11,938
Humana, Inc. (a)(d)	286,740	11,395
Invitrogen Corp. (a)(d)	142,290	11,851
PacifiCare Health Systems, Inc. (a)	177,540	12,685
Sepracor, Inc. (a)(d)	188,670	11,322
Universal Health Services, Inc. ‘B’ (d)	185,540	11,537
Varian Medical Systems, Inc. (a)(d)	325,990	12,169

		137,926

Materials & Processing 5.0%

Florida Rock Industries, Inc. (d)	177,430	13,015
Owens-Illinois, Inc. (a)	457,140	11,451
Phelps Dodge Corp. (d)	93,310	8,631
Precision Castparts Corp.	166,620	12,980
U.S. Steel Corp. (d)	59,340	2,040

		48,117

Technology 17.8%

Activision, Inc. (a)	721,820	11,925
Adtran, Inc.	522,010	12,941
Ametek, Inc.	237,000	9,918
Amphenol Corp. ‘A’	274,190	11,014
Cognizant Technology Solutions Corp. ‘A’ (a)	282,630	13,320
Comverse Technology, Inc. (a)	418,100	9,888
Harris Corp. (d)	377,670	11,787
International Rectifier Corp. (a)	244,570	11,671
Macromedia, Inc. (a)	283,940	10,852
McAfee, Inc. (a)(d)	414,750	10,858
MEMC Electronic Materials, Inc. (a)	628,750	9,915
Microchip Technology, Inc. (a)	387,490	11,477
National Semiconductor Corp.	547,420	12,060
WebMD Corp. (a)	1,137,620	11,683
Western Digital Corp. (a)(d)	1,017,640	13,657

		172,966

Utilities 5.0%

AGL Resources, Inc. (a)	287,450	11,110
NRG Energy, Inc. (a)(d)	324,040	12,184
Oneok, Inc.	375,280	12,253
PPL Corp.	218,190	12,956

		48,503

Total Common Stocks (Cost $827,441)		952,067

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 16.2%

Collateral Invested for Securities on Loan (c) 12.6%

Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$1,000	998
3.329% due 07/29/2005	5,000	4,986
3.388% due 09/08/2005	2,000	1,987
Bank of America N.A.
3.518% due 07/01/2005 (b)	10,000	10,000
Bavaria TRR Corp.
3.106% due 07/01/2005	5,000	5,000
3.460% due 07/01/2005	2,000	2,000
3.304% due 07/11/2005	3,000	2,997
3.289% due 07/25/2005	3,000	2,993
Bavaria Universal Funding
3.309% due 07/28/2005	3,000	2,992
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	18,000	18,000
Beta Finance, Inc.
3.260% due 07/18/2005 (b)	1,000	1,000
Canadian Imperial Bank
3.350% due 07/01/2005	13,433	13,433
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	6,000	6,000
Credit Suisse First Boston
3.102% due 07/08/2005 (b)	1,000	1,000
3.511% due 02/06/2006 (b)	5,000	5,004
3.502% due 02/27/2006 (b)	1,000	1,001
3.507% due 02/27/2006 (b)	4,000	4,003
Davis Square Funding IV Corp.
3.268% due 08/09/2005	4,000	3,978
Morgan Stanley
3.497% due 12/06/2005	5,000	5,000
3.300% due 02/03/2006 (b)	3,000	3,000
Northern Rock PLC
3.150% due 02/03/2006 (b)	2,000	2,000
Park Sienna LLC
3.316% due 07/20/2005	3,000	2,994
Sigma Finance, Inc.
3.270% due 03/06/2006 (b)	3,000	2,999
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	3,000	3,000
Treasury Bank N.A.
3.354% due 02/27/2006 (b)	2,000	2,000
3.280% due 03/15/2006 (b)	12,000	12,000
Verizon Network Funding
3.137% due 07/05/2005	2,000	1,999

		122,364

Repurchase Agreement 3.6%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Freddie Mac 3.625% due 02/15/2008 valued at $35,691 . Repurchase proceeds are $34,989.)	34,986	34,986

Total Short-Term Instruments (Cost $157,359)		157,350

Total Investments 114.4% (Cost $984,800)		$1,109,417

Other Assets and Liabilities (Net) (14.4%)		(139,413)

Net Assets 100.0%		$970,004

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $118,929; cash collateral of $122,197 was received with which the Fund purchased securities.

42  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

NFJ Dividend Value Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 96.0%

Aerospace 1.9%

Northrop Grumman Corp.	276,000	$15,249

Capital Goods 1.9%

Stanley Works (d)	335,000	15,256

Communications 5.8%

Alltel Corp.	247,000	15,383
AT&T Corp.	794,000	15,118
Verizon Communications, Inc.	448,000	15,478

		45,979

Consumer Discretionary 9.6%

Limited Brands, Inc. (d)	722,000	15,465
May Department Stores Co.	385,000	15,462
V.F. Corp.	270,000	15,449
Whirlpool Corp. (d)	431,000	30,217

		76,593

Consumer Services 1.6%

Deluxe Corp. (d)	306,000	12,424

Consumer Staples 9.6%

Albertson’s, Inc. (d)	753,000	15,572
Altria Group, Inc.	234,000	15,130
ConAgra Foods, Inc.	656,000	15,193
Kimberly-Clark Corp.	245,000	15,335
Reynolds American, Inc. (d)	192,000	15,130

		76,360

Energy 13.4%

ChevronTexaco Corp.	268,000	14,987
ConocoPhillips	262,004	15,063
Marathon Oil Corp. (d)	567,000	30,261
Occidental Petroleum Corp.	194,000	14,924
PetroChina Co., Ltd. SP - ADR (d)	216,000	15,865
Petroleo Brasileiro S.A. SP - ADR (d)	304,000	15,848

		106,948

Financial & Business Services 27.1%

Bank of America Corp.	338,000	15,416
Duke Realty Corp.	487,000	15,418
J.P. Morgan Chase & Co.	421,000	14,870
Jefferson-Pilot Corp.	305,000	15,378
Key Corp. (d)	903,000	29,935
Lincoln National Corp. (d)	321,000	15,061
MBNA Corp.	720,000	18,835
Morgan Stanley Dean Witter & Co.	295,000	15,479
Regions Financial Corp. (d)	877,000	29,713
St. Paul Travelers Cos., Inc.	387,000	15,298
Washington Mutual, Inc. (d)	742,000	30,192

		215,595

Healthcare 7.7%

GlaxoSmithKline PLC SP - ADR (d)	318,000	15,426
Merck & Co., Inc.	1,000,000	30,800
Pfizer, Inc.	554,000	15,279

		61,505

Materials & Processing 5.8%

Dow Chemical Co. (d)	339,000	15,096
Freeport-McMoran Copper & Gold, Inc. ‘B’	408,000	15,276
Lyondell Chemical Co. (a)	602,000	15,905

		46,277

Technology 3.9%

Hewlett-Packard Co. (d)	655,000	15,399
Seagate Technology, Inc. (a)(d)	893,000	15,672

		31,071

Utilities 7.7%

DTE Energy Co. (d)	320,000	14,966
KeySpan Corp.	382,000	15,547
Progress Energy, Inc.	337,000	15,246
Sempra Energy	374,000	15,450

		61,209

Total Common Stocks (Cost $705,831)		764,466

SHORT-TERM INSTRUMENTS 28.0%

Collateral Invested for Securities on Loan (c) 23.2%

Allianz Dresdner Daily Asset Fund (e)	5,000,000	5,000

	Principal Amount (000s)

Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$3,000	2,995
3.329% due 07/29/2005	5,000	4,986
3.388% due 09/08/2005	15,000	14,902
Bavaria TRR Corp.
3.106% due 07/01/2005	5,000	5,000
3.289% due 07/25/2005	16,800	16,761
Bavaria Universal Funding
3.268% due 07/20/2005	5,000	4,991
3.309% due 07/28/2005	5,000	4,987
Beta Finance, Inc.
3.260% due 07/18/2005 (b)	2,000	2,000
Canadian Imperial Bank
3.350% due 07/01/2005	6,803	6,803
Credit Suisse First Boston
3.102% due 07/08/2005 (b)	1,000	1,000
3.511% due 02/06/2006 (b)	15,000	15,010
3.502% due 02/27/2006 (b)	1,000	1,001
3.507% due 02/27/2006 (b)	6,000	6,004
Davis Square Funding IV Corp.
3.268% due 08/08/2005	10,000	9,946
3.268% due 08/09/2005	5,000	4,973
ING Belgium S.A.
3.400% due 07/01/2005	18,920	18,920
Morgan Stanley
3.497% due 12/06/2005	5,000	5,000
3.300% due 02/03/2006 (b)	2,000	2,000
Northern Rock PLC
3.150% due 02/03/2006 (b)	2,000	2,000
Park Sienna LLC
3.316% due 07/20/2005	10,000	9,981
Sierra Madre Funding Delaware Corp.
3.107% due 07/05/2005	1,000	1,000
3.262% due 07/25/2005	5,000	4,981
Sigma Finance, Inc.
3.198% due 02/15/2006 (b)	5,000	4,998
3.270% due 03/06/2006 (b)	10,000	9,998
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	3,000	3,000
Treasury Bank N.A.
3.354% due 02/27/2006 (b)	8,000	8,000
3.280% due 03/15/2006 (b)	4,000	4,000
Verizon Network Funding
3.137% due 07/05/2005	5,000	4,998

		185,235

Repurchase Agreement 4.8%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.010% due 09/17/2008 valued at $38,789. Repurchase proceeds are $38,028.)	38,025	38,025

Total Short-Term Instruments (Cost $223,302)		223,260

Total Investments 124.0% (Cost $929,133)		$987,726

Other Assets and Liabilities (Net) (24.0%)		(191,280)

Net Assets 100.0%		$796,446

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $180,150; cash collateral of $184,989 was received with which the Fund purchased securities.
(e)	The Fund is investing in shares of affiliated Funds.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  43

Schedule of Investments

NFJ International Value Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 83.9%

Australia 1.6%

Amcor Ltd. SP - ADR (a)	3,000	$62

Bahamas 1.7%

Teekay Shipping Corp. (c)	1,500	66

Belgium 1.8%

Delhaize Group SP - ADR	1,200	71

Bermuda 3.3%

Frontline Ltd. (c)	1,600	64
RenaissanceRe Holdings Ltd.	1,300	64

		128

Brazil 11.3%

Cia de Saneamento Basico do Estado de Sao Paulo SP - ADR	6,300	95
Companhia Vale do Rio Doce SP - ADR	3,500	103
Empresa Brasileira de Aeronautica S.A. SP - ADR	1,000	33
Petroleo Brasileiro S.A. SP - ADR (a)	2,000	104
Votorantim Celulose e Papel S.A. SP - ADR	8,500	103

		438

Canada 9.1%

Canadian Natural Resources Ltd.	1,800	66
Canadian Pacific Railway Ltd.	1,800	62
Magna International, Inc. ‘A’	900	63
Methanex Corp.	4,000	66
Quebecor World, Inc.	1,700	33
TransCanada Corp.	2,400	64

		354

Chile 0.9%

Lan Airlines S.A. SP - ADR	1,000	35

China 7.8%

Aluminum Corp. of China Ltd. SP - ADR	1,200	66
China Mobile (Hong Kong) Ltd. SP - ADR (a)	3,400	63
Sinopec Shanghai Petrochemical Co., Ltd. SP - ADR	3,000	104
Yanzhou Coal Mining Co., Ltd. SP - ADR	1,100	69

		302

France 1.6%

Axa S.A. SP - ADR	2,500	62

Ireland 1.7%

Bank of Ireland SP - ADR	1,000	65

Japan 2.3%

Mitsui & Co. Ltd. SP - ADR	300	57
Nissan Motor Co., Ltd. SP - ADR (c)	1,600	32

		89

Mexico 6.9%

Cemex S.A. de C.V. SP - ADR	2,200	93
Coca - Cola Femsa, S.A. de C.V. SP - ADR (a)	2,400	64
Telefonos de Mexico S.A. de CV SP - ADR	3,400	64
TV Azteca S.A. de C.V. SP - ADR (a)	6,000	46

		267

Netherlands 6.4%

ABN AMRO Holding NV SP - ADR	5,100	125
ING Groep NV SP - ADR	4,500	126

		251

Norway 2.6%

Norsk Hydro ASA SP - ADR	1,100	100

Peru 1.8%

Compania de Minas Buenaventura S.A.u. SP - ADR (c)	3,000	69

South Africa 1.7%

Sasol Ltd. SP - ADR	2,500	68

South Korea 9.6%

Korea Electric Power Corp. SP - ADR	8,600	135
KT Corp. SP - ADR	4,700	101
POSCO SP - ADR	3,100	136

		372

Sweden 1.6%

Volvo AB SP - ADR (a)	1,500	61

United Kingdom 10.2%

Amvescap PLC SP - ADR (a)	2,800	34
British American Tobacco PLC SP - ADR	1,600	62
GlaxoSmithKline PLC SP - ADR	1,400	68
Imperial Chemical Industries PLC SP - ADR	3,700	68
Rank Group PLC SP - ADR	2,600	25
Unilever PLC SP - ADR	900	35
United Utilities PLC SP - ADR	4,300	103

		395

Total Common Stocks (Cost $2,791)		3,255

	Principal Amount (000s)

SHORT-TERM INSRUMENTS 24.7%

Collateral Invested for Securities on Loan (b) 5.4%

Adirondack 2005-1 Corp.
3.328% due 07/29/2005	$100	100
Canadian Imperial Bank
3.348% due 07/01/2005	51	50
ING Belgium S.A.
3.401% due 07/01/2005	58	58

		208

Repurchase Agreement 19.3%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.010% due 09/17/2008 valued at $771. Repurchase proceeds are $751.)	751	751

Total Short-Term Instruments (Cost $959)		959

Total Investments 108.6% (Cost $3,750)		$4,214

Other Assets and Liabilities (Net) (8.6%)		(333)

Net Assets 100.0%		$3,881

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Security purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $201; cash collateral of $208 was received with which the Fund purchased securities.

44  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

NFJ Large-Cap Value Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.5%

Aerospace 0.9%

General Dynamics Corp.	4,600	$504

Capital Goods 3.8%

Deere & Co. (c)	16,000	1,048
Johnson Controls, Inc.	18,500	1,042

		2,090

Communications 3.9%

AT&T Corp.	83,300	1,586
Verizon Communications, Inc.	15,200	525

		2,111

Consumer Discretionary 5.6%

Limited Brands, Inc.	63,300	1,356
McDonald’s Corp.	25,700	713
Paccar, Inc.	15,000	1,020

		3,089

Consumer Services 2.9%

Cendant Corp.	48,300	1,080
Gannett Co, Inc.	7,300	519

		1,599

Consumer Staples 11.4%

Altria Group, Inc.	24,100	1,558
Anheuser-Busch Cos., Inc. (c)	11,300	517
Archer-Daniels-Midland Co.	50,000	1,069
Coca-Cola Enterprises, Inc.	22,700	500
ConAgra Foods, Inc.	45,500	1,054
Fortune Brands, Inc.	6,000	533
Kimberly-Clark Corp.	16,600	1,039

		6,270

Energy 11.5%

Apache Corp.	24,500	1,583
ConocoPhillips	35,900	2,064
Occidental Petroleum Corp.	13,400	1,031
Valero Energy Corp. (c)	20,800	1,646

		6,324

Financial & Business Services 34.6%

Allstate Corp.	35,500	2,121
Bank of America Corp. (a)	34,400	1,578
Citigroup, Inc.	33,300	1,539
Countrywide Financial Corp.	27,200	1,050
Equity Office Properties Trust	32,000	1,059
Fannie Mae	9,000	526
JP Morgan Chase & Co.	42,800	1,511
Key Corp.	48,100	1,595
Lehman Brothers Holdings, Inc. (c)	16,000	1,589
Marsh & McLennan Cos., Inc.	18,800	521
MetLife, Inc.	35,400	1,591
Simon Property Group, Inc.	15,500	1,124
St. Paul Travelers Cos., Inc.	40,400	1,597
Washington Mutual, Inc.	38,300	1,558

		18,959

Healthcare 6.7%

HCA, Inc. (a)	9,100	516
Merck & Co., Inc.	33,800	1,041
Pfizer, Inc.	38,400	1,059
WellPoint, Inc. (a)	14,800	1,031

		3,647

Materials & Processing 10.6%

Alcoa, Inc.	40,500	1,058
Dow Chemical Co.	35,600	1,585
Masco Corp. (c)	50,200	1,594
PPG Industries, Inc.	8,400	527
Weyerhaeuser Co.	16,600	1,057

		5,821

Technology 1.9%

Hewlett-Packard Co.	44,500	1,046

Transportation 2.9%

Burlington Northern Santa Fe Corp.	33,500	1,577

Utilities 2.0%

Exelon Corp.	21,400	1,098

Total Common Stocks (Cost $51,500)		54,135

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 13.9%

Collateral Invested for Securities on Loan (b) 9.7%

Adirondack 2005-1 Corp.
3.329% due 07/29/2005	$1,000	997
Bavaria TRR Corp.
3.460% due 07/01/2005	200	200
3.289% due 07/25/2005	1,000	998
Canadian Imperial Bank
3.349% due 07/01/2005	301	301
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (d)	1,000	1,000
Davis Square Funding IV Corp.
3.268% due 08/09/2005	500	497
ING Belgium S.A.
3.400% due 07/01/2005	516	516
Park Sienna LLC
3.316% due 07/20/2005	800	798

		5,307

Repurchase Agreement 4.2%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $2,347. Repurchase proceeds are $2,296.)	2,296	2,296

Total Short-Term Instruments (Cost $7,605)		7,603

Total Investments 112.4% (Cost $59,105)		$61,738

Other Assets and Liabilities (Net) (12.4%)		(6,791)

Net Assets 100.0%		$54,947

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $5,169; cash collateral of $5,301 was received with which the Fund purchased securities.
(d)	Variable rate security.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  45

Schedule of Investments

NFJ Small-Cap Value Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 96.0%

Aerospace 1.1%

Curtiss-Wright Corp.	590,000	$31,830
Kaman Corp. ‘A’	321,100	5,793

		37,623

Building 2.0%

M.D.C. Holdings, Inc.	420,000	34,545
M/I Homes, Inc. (d)	640,000	34,624

		69,169

Capital Goods 10.0%
Acuity Brands, Inc. (d)	1,230,000	31,599
Albany International Corp. ‘A’	960,000	30,826
ArvinMeritor, Inc.	1,800,000	32,022
Barnes Group, Inc.	749,000	24,792
Crane Co.	1,155,000	30,376
Harsco Corp. (d)	562,000	30,657
Kennametal, Inc.	703,700	32,265
Lancaster Colony Corp.	690,000	29,615
Lincoln Electric Holdings, Inc.	940,000	31,161
Regal-Beloit Corp.	832,500	24,276
Sturm, Ruger & Co., Inc.	475,000	3,976
Tecumseh Products Co. ‘A’	581,000	15,943
Teleflex, Inc.	570,000	33,841

		351,349

Communications 0.9%

Iowa Telecommunications Services, Inc. (e)	1,660,000	31,125

Consumer Discretionary 11.3%

Bob Evans Farms, Inc.	1,195,000	27,867
Borders Group, Inc.	1,237,000	31,308
Brown Shoe Co., Inc.	780,000	30,537
Burlington Coat Factory Warehouse Corp.	653,200	27,852
Casey’s General Stores, Inc.	1,170,000	23,189
Cato Corp. ‘A’ (e)	1,539,000	31,780
Claire’s Stores, Inc. (d)	1,330,000	31,986
Handleman Co. (e)	1,117,000	18,442
Kellwood Co. (d)	970,000	26,093
Landry’s Restaurants, Inc. (d)	1,065,000	32,046
Libbey, Inc.	571,000	9,028
Owens & Minor, Inc.	1,050,000	33,967
Russell Corp.	1,240,000	25,358
United Auto Group, Inc.	1,070,000	31,886
World Fuel Services Corp.	650,000	15,217

		396,556

Consumer Services 2.5%

Banta Corp.	695,000	31,525
Intrawest Corp.	1,430,000	34,434
Landauer, Inc.	320,000	16,611
McGrath Rentcorp	142,100	3,368

		85,938

Consumer Staples 7.1%

Chiquita Brands International, Inc.	1,150,000	31,579
Corn Products International, Inc.	1,350,000	32,076
Fresh Del Monte Produce, Inc. (d)	1,150,000	30,958
John H. Harland Co.	820,000	31,160
Loews Corp.-Carolina Group	1,025,000	34,153
PepsiAmericas, Inc.	1,100,000	28,226
Ruddick Corp.	1,200,000	30,636
Sanderson Farms, Inc. (b)	15,000	682
Universal Corp.	700,000	30,646

		250,116

Energy 13.1%

Arch Coal, Inc. (d)	620,000	33,771
Berry Petroleum Co. ‘A’	630,000	33,314
Buckeye Partners LP (d)	670,000	30,800
Cabot Oil & Gas Corp.	970,000	33,659
Frontier Oil Corp. (d)	1,170,000	34,340
Holly Corp. (d)	650,000	30,336
Magellan Midstream Partners LP	960,000	31,469
Massey Energy Co. (d)	820,000	30,930
National Fuel Gas Co.	1,040,000	30,066
Range Resources Corp.	1,250,000	33,625
St. Mary Land & Exploration Co. (d)	1,190,000	34,486
Tidewater, Inc. (d)	840,000	32,021
Vintage Petroleum, Inc. (d)	1,120,000	34,126
Western Gas Resources, Inc. (d)	960,000	33,504

		456,447

Financial & Business Services 18.9%

American Financial Group, Inc.	915,000	30,671
AmerUs Group Co. (d)	632,000	30,368
Annaly Mortgage Management, Inc. (d)	1,740,000	31,198
BancorpSouth, Inc.	1,010,000	23,836
CBL & Associates Properties, Inc.	780,000	33,595
Commercial Federal Corp.	900,000	30,312
Delphi Financial Group, Inc. ‘A’	716,000	31,611
Equity One, Inc.	1,433,000	32,529
First Industrial Realty Trust, Inc.	762,000	30,404
Fremont General Corp.	1,420,000	34,549
Healthcare Realty Trust, Inc. (d)	808,000	31,197
Hilb Rogal & Hobbs Co. (d)	930,000	31,992
HRPT Properties Trust	2,500,000	31,075
Hudson United Bancorp.	870,000	31,407
LandAmerica Financial Group, Inc. (d)	570,000	33,841
Nationwide Health Properties, Inc. (d)	1,420,000	33,526
New Plan Excel Realty Trust, Inc. (d)	1,130,000	30,702
Old National Bancorp	724,500	15,504
Provident Bankshares Corp.	980,000	31,272
Shurgard Storage Centers, Inc. ‘A’ (d)	700,000	32,172
Susquehanna Bancshares, Inc.	840,000	20,656
Washington Federal, Inc. (d)	1,130,000	26,578

		658,995

Healthcare 2.4%

Arrow International, Inc.	740,000	23,606
Invacare Corp.	690,000	30,608
Perrigo Co. (d)	2,220,000	30,947

		85,161

Materials & Processing 12.0%

Agnico-Eagle Mines Ltd. (d)	2,620,000	33,012
Commercial Metals Co. (b)	50,000	1,191
Goldcorp, Inc. (d)	2,158,000	34,053
Lennox International, Inc.	1,497,000	31,691
Lubrizol Corp.	800,000	33,608
Methanex Corp.	1,780,000	29,317
Mueller Industries, Inc.	1,134,000	30,731
Olin Corp. (b)	1,697,000	30,953
Potlatch Corp.	612,000	32,026
Quanex Corp. (d)	600,000	31,806
Rock-Tenn Co. ‘A’	938,000	11,866
RPM International, Inc. (d)	1,685,000	30,768
Sensient Technologies Corp. (d)	1,460,000	30,091
Universal Forest Products, Inc.	602,500	24,974
Valmont Industries, Inc.	120,000	3,096
York International Corp. (d)	800,000	30,400

		419,583

Technology 0.6%

Cubic Corp. (b)(d)	330,000	5,854
Methode Electronics, Inc.	1,196,300	14,200

		20,054

Transportation 5.5%

Arkansas Best Corp. (d)	980,000	31,174
Frontline Ltd. (d)	830,000	33,399
GATX Corp. (d)	950,000	32,775
General Maritime Corp. (d)	757,000	32,097
Skywest, Inc.	1,730,000	31,451
Teekay Shipping Corp. (d)	700,000	30,730

		191,626

Utilities 8.6%

Atmos Energy Corp.	1,080,000	31,104
Cleco Corp.	1,420,000	30,629
Duquesne Light Holdings, Inc. (d)	1,635,000	30,542
Energen Corp.	980,000	34,349
Peoples Energy Corp. (d)	720,000	31,291
Southwest Gas Corp.	530,000	13,520
UGI Corp.	1,200,000	33,480
Vectren Corp.	1,075,000	30,885
Westar Energy, Inc.	1,300,000	31,239
WGL Holdings, Inc.	948,000	31,891

		298,930

Total Common Stocks (Cost $2,579,280)		3,352,672

SHORT-TERM INSTRUMENTS 21.1%

Collateral Invested for Securities on Loan (c) 17.0%

Allianz Dresdner Daily Asset Fund (e)	15,000,000	15,000

	Principal Amount (000s)

Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$20,000	19,966
3.329% due 07/29/2005	15,000	14,958
3.388% due 09/08/2005	30,000	29,804
Bank of America N.A.
3.518% due 07/01/2005 (a)	56,500	56,500
Bavaria TRR Corp.
3.106% due 07/01/2005	10,000	9,999
3.460% due 07/01/2005	5,000	5,000
3.304% due 07/11/2005	2,000	1,998
3.289% due 07/25/2005	9,000	8,979
Bavaria Universal Funding
3.268% due 07/20/2005	2,000	1,996
3.309% due 07/28/2005	2,000	1,995
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (a)	65,000	65,000
Beta Finance, Inc.
3.260% due 07/18/2005 (a)	3,000	3,000
Canadian Imperial Bank
3.350% due 07/01/2005	3,677	3,677
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (a)	70,000	70,000
Countrywide Home Loans, Inc.
3.440% due 11/30/2005 (a)	6,000	6,001
Credit Suisse First Boston
3.102% due 07/08/2005 (a)	5,000	5,000
3.511% due 02/06/2006 (a)	25,000	25,017
3.502% due 02/27/2006 (a)	4,000	4,003
3.507% due 02/27/2006 (a)	37,500	37,526
Davis Square Funding III Corp.
3.302% due 07/05/2005	20,000	19,989
Davis Square Funding IV Corp.
3.263% due 08/08/2005	20,000	19,892
3.268% due 08/08/2005	20,000	19,892
3.268% due 08/09/2005	10,000	9,946
Morgan Stanley
3.300% due 02/03/2006 (a)	10,000	10,000
3.497% due 12/06/2005	10,000	10,000
Northern Rock PLC
3.150% due 02/03/2006 (a)	2,000	2,000
Park Sienna LLC
3.316% due 07/20/2005	10,000	9,981

46  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

	Principal Amount (000s)	Value (000s)
Sierra Madre Funding Delaware Corp.
3.107% due 07/05/2005	$16,000	$15,993
3.135% due 07/05/2005	3,516	3,514
3.262% due 07/25/2005	5,000	4,981
Sigma Finance, Inc.
3.496% due 01/27/2006 (a)	5,000	5,000
3.198% due 02/15/2006 (a)	10,000	9,997
3.270% due 03/06/2006 (a)	10,000	9,998
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (a)	7,000	7,000
Treasury Bank N.A.
3.354% due 02/27/2006 (a)	10,000	10,000
3.280% due 03/15/2006 (a)	30,000	30,000
Verizon Network Funding
3.137% due 07/05/2005	12,000	11,995

		595,597

Repurchase Agreement 4.1%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Fannie Mae 3.625%-3.860% due 03/15/2007-02/22/2008 valued at $82,481; Federal Home Loan Bank 3.740% due 6/21/2007 valued at $57,252; and Freddie Mac 3.625% due 2/15/2008 valued at $7,264. Repurchase proceeds are 144,124.)	144,113	144,113

Total Short-Term Instruments (Cost $739,833)		739,710

Total Investments 117.1% (Cost $3,319,113)		$4,092,382

Other Assets and Liabilities (Net) (17.1%)		(598,015)

Net Assets 100.0%		$3,494,367

Notes to Schedule of Investments

(amounts in thousands):

(a)	Variable rate security.
(b)	Non-income producing security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $577,376; cash collateral of $594,702 was received with which the Fund purchased securities.
(e)	The Fund is investing in shares of affiliated Funds.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  47

Schedule of Investments

OCC Core Equity Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 96.4%

Building 6.3%

Centex Corp.	1,700	$120
Lennar Corp. ‘A’	1,200	76

		196

Capital Goods 10.1%

Eaton Corp.	1,100	66
General Electric Co.	900	31
Parker Hannifin Corp.	700	44
Textron, Inc.	700	53
Tyco International Ltd.	4,000	117

		311

Communications 1.1%

Alltel Corp.	550	34

Consumer Discretionary 8.0%

Best Buy Co., Inc.	600	41
Kohl’s Corp. (a)	2,700	151
Lowe’s Cos., Inc. (a)	600	35
Wal-Mart Stores, Inc.	400	19

		246

Consumer Services 12.7%

Apollo Group, Inc. ‘A’ (a)	400	31
Harley-Davidson, Inc.	1,100	55
Moody’s Corp.	800	36
Royal Caribbean Cruises Ltd.	1,000	48
Sears Holding Corp. (a)	900	135
Time Warner, Inc. (a)	3,300	55
WPP Group PLC	600	31

		391

Energy 8.5%

BP PLC SP-ADR	1,000	62
ConocoPhillips	2,600	150
Nabors Industries Ltd. (a)	600	36
XTO Energy, Inc.	450	15

		263

Financial & Business Services 23.0%

Ambac Financial Group, Inc.	850	59
American Express Co.	750	40
American International Group, Inc.	2,050	119
Bank of America Corp.	3,200	146
Citigroup, Inc.	1,200	56
Countrywide Financial Corp.	1,300	50
Marsh & McLennan Cos., Inc.	2,100	58
Merrill Lynch & Co., Inc.	1,600	88
Wells Fargo & Co.	1,500	92

		708

Healthcare 13.2%

Aetna, Inc. (a)	850	71
Amgen, Inc. (a)	800	48
Boston Scientific Corp. (a)	3,600	97
Pfizer, Inc.	2,200	61
Sanofi-Synthelabo SA SP-ADR	1,950	80
WellPoint, Inc. (a)	700	49

		406

Materials & Processing 4.5%

Inco Ltd.	1,600	61
Nucor Corp.	600	27
Rio Tinto PLC (a)	100	12
Sherwin-Williams Co.	800	38

		138

Technology 9.0%

Applied Materials, Inc.	1,900	31
Cisco Systems, Inc. (a)	2,400	46
Dell, Inc. (a)	1,500	59
Nokia Corp. SP-ADR	4,100	68
Texas Instruments, Inc.	2,600	73

		277

Total Common Stocks (Cost $2,872)		2,970

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 3.5%

Repurchase Agreement 3.5%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $112. Repurchase proceeds are $107.)	$107	107

Total Short-Term Instruments (Cost $107)		107

Total Investments 99.9% (Cost $2,979)		$3,077

Other Assets and Liabilities (Net) 0.1%		2

Net Assets 100.0%		$3,079

Notes to Schedule of Investments:

(a)	Non-income producing security.

48  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

OCC Renaissance Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.2%

Aerospace 0.7%

DRS Technologies, Inc.	685,000	$35,127

Capital Goods 8.3%

Eaton Corp.	2,265,700	135,715
Lear Corp. (a)(d)	1,682,900	61,224
Parker Hannifin Corp.	966,200	59,914
Tyco International Ltd. (d)	3,000,000	87,600
Zebra Technologies Corp. ‘A’ (a)	1,396,939	61,172

		405,625

Consumer Discretionary 10.0%

AnnTaylor Stores Corp. (a)(d)	1,140,000	27,679
Claire’s Stores, Inc.	1,280,000	30,784
J.C. Penney Co., Inc. (d)	1,388,000	72,981
Navistar International Corp. (a)(d)	1,697,900	54,333
Oshkosh Truck Corp. ‘B’	644,200	50,428
Payless Shoesource, Inc. (a)	2,124,700	40,794
PETCO Animal Supplies, Inc. (a)	1,788,800	52,448
Ruby Tuesday, Inc. (a)	593,800	15,379
TJX Cos., Inc. (a)	1,066,700	25,974
Wal-Mart Stores, Inc.	2,440,000	117,608

		488,408

Consumer Services 10.7%

H&R Block, Inc. (a)	1,117,000	65,177
La Quinta Corp. ‘B’ (a)	3,987,100	37,200
Lamar Advertising Co. ‘A’ (a)(d)	1,478,000	63,214
Royal Caribbean Cruises Ltd. (a)	1,633,000	78,972
Tribune Co. (d)	1,549,400	54,508
United Rentals, Inc. (a)(d)	2,996,264	60,554
Viacom, Inc. ‘B’	1,633,300	52,298
WPP Group PLC	11,000,000	112,672

		524,595

Consumer Staples 1.5%

Avon Products, Inc. (d)	1,994,400	75,488

Energy 9.0%

ConocoPhillips	1,840,000	105,782
Exxon Mobil Corp. (d)	1,646,000	94,596
Input/Output, Inc. (a)(d)	2,634,000	16,541
Nabors Industries Ltd. (a)	1,300,000	78,806
National-Oilwell, Inc. (a)	1,518,000	72,166
XTO Energy, Inc.	2,178,000	74,030

		441,921

Environmental Services 1.3%

Allied Waste Industries, Inc. (a)(d)	8,070,900	64,002

Financial & Business Services 21.6%

American Express Co.	1,634,600	87,010
AON Corp. (d)	4,010,000	100,410
Bank of America Corp.	2,058,000	93,865
CIT Group, Inc.	2,743,000	117,867
Citigroup, Inc.	1,300,000	60,099
Conseco, Inc. (a)(d)	2,255,800	49,221
Hartford Financial Services Group, Inc.	978,000	73,135
J.P. Morgan Chase & Co. (d)	6,700,000	236,644
M&T Bank Corp. (a)	194,900	20,496
Merrill Lynch & Co., Inc.	1,500,000	82,515
Piper Jaffray Co. (a)	468,000	14,241
Zions Bancorporation (d)	1,672,500	122,979

		1,058,482

Healthcare 13.3%

Barr Laboratories, Inc. (a)	1,100,300	53,629
Beckman Coulter, Inc. (d)	1,400,000	88,998
Bristol-Myers Squibb Co. (d)	3,786,400	94,584
Charles River Laboratories International, Inc. (a)	1,300,000	62,725
Covance, Inc. (a)	1,100,000	49,357
Laboratory Corp. of America Holdings (a)(d)	2,743,700	136,911
Pfizer, Inc. (a)	3,100,000	85,498
Sanofi-Synthelabo S.A.	950,000	77,803

		649,505

Materials & Processing 7.8%

Alcan, Inc. (d)	2,365,000	70,950
Chemtura Corp. (d)(f)	6,771,385	95,815
FMC Corp. (a)(d)	639,930	35,926
Huntsman Corp. (a)	1,547,100	31,360
Lyondell Chemical Co.	1,304,915	34,476
Olin Corp.	2,129,468	38,841
Smurfit-Stone Container Corp. (a)	4,552,000	46,294
Sonoco Products Co.	978,400	25,928

		379,590

Technology 11.5%

Amphenol Corp. ‘A’	772,500	31,031
Arrow Electronics, Inc. (a)(d)	1,359,900	36,935
Dun & Bradstreet Corp. (a)	940,000	57,951
Gentex Corp. (d)	3,700,000	67,340
Jabil Circuit, Inc. (a)(d)	3,150,000	96,799
Sanmina-SCI Corp. (a)	15,420,000	84,347
Solectron Corp. (a)(d)	18,480,900	70,043
Tektronix, Inc. (a)	425,300	9,897
Thermo Electron Corp. (a)	1,532,900	41,189
Waters Corp. (a)	1,851,700	68,828

		564,360

Transportation 1.1%

CSX Corp. (d)	1,256,500	53,602

Utilities 1.4%

Cinergy Corp.	1,500,000	67,230

Total Common Stocks (Cost $4,489,871)		4,807,935

EXCHANGE-TRADED FUNDS 1.8%

iShares Russell 1000 Value Index Fund (d)	648,500	43,216
iShares S&P 500-BARRA Value Index Fund (d)	690,000	43,015

Total Exchange-Traded Funds (Cost $73,520)		86,231

SHORT-TERM INSTRUMENTS 10.4%

Collateral Invested for Securities on Loan (c) 9.6%

Allianz Dresdner Daily Asset Fund (f)	8,180,179	8,180

	Principal Amount (000s)

Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$5,000	4,991
3.329% due 07/29/2005	15,000	14,958
3.388% due 09/08/2005	12,000	11,922
American Express Credit Corp.
3.232% due 08/19/2005 (b)	3,000	3,001
3.259% due 08/19/2005 (b)	3,750	3,752
Bank of America N.A.
3.518% due 07/01/2005 (b)	9,000	9,000
Bavaria TRR Corp.
3.304% due 07/11/2005	11,168	11,157
3.460% due 07/01/2005	11,200	11,199
Bavaria Universal Funding
3.309% due 07/28/2005	3,000	2,992
Bayerische Landesbank NY
3.320% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	5,000	5,000
Canadian Imperial Bank
3.350% due 07/01/2005	10,723	10,723
CC USA, Inc.
3.269% due 07/05/2005 (b)	20,000	20,023
CIT Group, Inc.
3.213% due 07/29/2005 (b)	6,000	6,028
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	25,000	25,000
Countrywide Home Loans, Inc.
3.440% due 11/30/2005 (b)	10,000	10,001
Credit Suisse First Boston
3.103% due 07/08/2005 (b)	5,500	5,500
3.502% due 02/27/2006 (b)	4,000	4,003
3.507% due 02/27/2006 (b)	40,000	40,028
3.512% due 02/06/2006 (b)	25,000	25,017
CS First Boston USA, Inc.
3.511% due 07/05/2005 (b)	3,000	3,009
Davis Square Funding III Corp.
3.302% due 07/05/2005	16,450	16,441
Davis Square Funding IV Corp.
3.268% due 08/09/2005	6,000	5,967
Dresdner Bank Collateral Use	1,682	1,682
GE Commercial Equipment Financing Corp.
3.235% due 11/20/2005 (b)	1,026	1,026
General Electric Capital Corp.
3.206% due 02/06/2006 (b)	4,855	4,866
Goldman Sachs Group LP
3.210% due 09/12/2005 (b)	39,000	39,008
K2 LLC
3.210% due 09/15/2005 (b)	20,000	19,998
Morgan Stanley
3.300% due 02/03/2006 (b)	10,000	10,000
3.497% due 12/06/2005	10,000	10,000
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (b)	18,000	17,995
Northern Rock PLC
3.150% due 02/03/2006 (b)	5,000	5,000
Park Sienna LLC
3.316% due 07/20/2005	10,000	9,981
Sierra Madre Funding Delaware Corp.
3.107% due 07/05/2005	2,000	1,999
Sigma Finance, Inc.
3.220% due 09/15/2005 (b)	5,000	4,999
3.259% due 08/15/2005 (b)	40,000	39,996
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	10,000	10,000
Treasury Bank N.A.
3.280% due 03/15/2006 (b)	18,000	18,000
3.354% due 02/27/2006 (b)	14,000	14,000
Verizon Network Funding
3.137% due 07/05/2005	4,000	3,998

		471,440

Repurchase Agreement 0.8%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $37,367. Repurchase proceeds are $36,635.)	36,632	36,632

Total Short-Term Instruments (Cost $508,016)		508,072

Total Investments (e) 110.4% (Cost $5,071,407)		$5,402,238

Other Assets and Liabilities (Net) (10.4%)		(509,255)

Net Assets 100.0%		$4,892,983

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  49

Schedule of Investments (Cont.)

OCC Renaissance Fund

June 30, 2005

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $458,179; cash collateral of $471,108 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $190,474, which represents 3.90% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(f)	The Fund is investing in shares of affiliated Funds.

50  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

OCC Value Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.9%

Aerospace 1.0%

Boeing Co.	400,000	$26,400

Capital Goods 10.9%

ABB Ltd. (a)	13,200,000	85,428
General Electric Co. (a)(d)	1,220,000	42,273
Honeywell International, Inc. (a)	2,200,000	80,586
Parker Hannifin Corp. (a)	1,000,000	62,010
Tyco International Ltd. (a)(d)	1,000,000	29,200

		299,497

Communications 3.4%

Alltel Corp. (d)	1,500,000	93,420

Consumer Discretionary 2.8%

Home Depot, Inc. (a)	1,000,000	38,900
J.C. Penney Co., Inc. (a)	700,000	36,806

		75,706

Consumer Services 9.0%

Career Education Corp. (a)(d)	1,000,000	36,610
Carnival Corp. (a)(d)	1,000,000	54,550
H&R Block, Inc. (d)	1,800,000	105,030
Tribune Co. (d)	1,457,700	51,282

		247,472

Consumer Staples 0.9%

Cadbury Schweppes PLC	2,600,000	24,743

Energy 17.0%

BP PLC SP - ADR	2,000,000	124,760
ChevronTexaco Corp. (a)(d)	3,500,000	195,720
Exxon Mobil Corp. (d)	2,500,000	143,675

		464,155

Financial & Business Services 34.9%

Ambac Financial Group, Inc. (d)	1,100,000	76,736
American International Group, Inc. (d)	2,500,000	145,250
Bank of America Corp.	2,000,000	91,220
Citigroup, Inc. (a)(d)	3,000,000	138,690
Countrywide Financial Corp. (a)	1,991,800	76,903
Genworth Financial, Inc. ‘A’	1,774,200	53,634
J.P. Morgan Chase & Co.	1,900,000	67,108
Marsh & McLennan Cos., Inc.	1,100,000	30,470
Merrill Lynch & Co., Inc. (a)(d)	1,400,000	77,014
MetLife, Inc. (a)	2,000,000	89,880
Morgan Stanley Dean Witter & Co. (a)	600,000	31,482
St. Paul Travelers Cos., Inc. (a)(d)	1,000,000	39,530
Wells Fargo & Co. (a)	600,000	36,948

		954,865

Healthcare 8.2%

Pfizer, Inc. (a)	3,000,000	82,740
Sanofi-Synthelabo S.A. (a)	1,272,300	104,198
Schering-Plough Corp. (a)(d)	2,000,000	38,120

		225,058

Materials & Processing 4.8%

Inco Ltd. (a)(d)	2,200,000	83,050
Sherwin-Williams Co. (a)	1,000,000	47,090

		130,140

Technology 4.9%

Avnet, Inc. (a)	2,406,100	54,210
Nokia Corp. SP - ADR (a)	2,100,000	34,944
Sanmina-SCI Corp. (a)	8,000,000	43,760

		132,914

Utilities 1.1%

Dominion Resources, Inc. (a)(d)	400,000	29,356

Total Common Stocks (Cost $2,603,653)		2,703,726

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 13.8%

Collateral Invested for Securities on Loan (c) 13.2%

Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$5,000	4,991
3.329% due 07/29/2005	15,000	14,958
3.388% due 09/08/2005	42,000	41,726
Bavaria TRR Corp.
3.101% due 07/01/2005	5,000	5,000
3.289% due 07/25/2005	10,000	9,977
3.304% due 07/11/2005	3,000	2,997
Bavaria Universal Funding
3.309% due 07/28/2005	3,135	3,127
Bayerische Landesbank NY
3.320% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	38,000	38,000
Canadian Imperial Bank
3.350% due 07/01/2005	12,699	12,699
CC USA, Inc.
3.269% due 07/05/2005 (b)	10,000	10,012
CIT Group, Inc.
3.213% due 07/29/2005 (b)	5,000	5,023
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	80,000	80,000
Credit Suisse First Boston
3.103% due 07/08/2005 (b)	5,000	5,000
3.512% due 02/06/2006 (b)	5,000	5,003
CS First Boston USA, Inc.
3.511% due 07/05/2005 (b)	3,000	3,009
Davis Square Funding III Corp.
3.302% due 07/05/2005	20,000	19,989
Davis Square Funding IV Corp.
3.268% due 08/08/2005	3,000	2,984
3.268% due 08/09/2005	10,000	9,946
Goldman Sachs Group LP
3.210% due 09/12/2005 (b)	20,000	20,004
Morgan Stanley
3.300% due 02/03/2006 (b)	7,000	7,000
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (b)	10,000	9,997
Northern Rock PLC
3.150% due 02/03/2006 (b)	4,000	4,000
Park Sienna LLC
3.316% due 07/20/2005	10,000	9,981
Sigma Finance, Inc.
3.270% due 03/06/2006 (b)	20,000	19,996
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	5,000	5,000
Verizon Network Funding
3.137% due 07/05/2005	10,000	9,995

		361,414

Repurchase Agreement 0.6%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Freddie Mac 5.000% due 07/15/2014 valued at $15,719. Repurchase proceeds are $15,407.)	15,406	15,406

Total Short-Term Instruments (Cost $376,821)		376,820

Total Investments (e) 112.7% (Cost $2,980,474)		$3,080,546

Other Assets and Liabilities (Net) (12.7%)		(348,025)

Net Assets 100.0%		$2,732,521

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $351,266; cash collateral of $361,021 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $214,369, which represents 7.85% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  51

Schedule of Investments

PEA Growth Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.1%

Capital Goods 6.4%

Dover Corp.	275,000	$10,004
General Electric Co.	564,000	19,543
Honeywell International, Inc.	270,000	9,890

		39,437

Consumer Discretionary 11.0%

Best Buy Co., Inc.	94,000	6,444
CVS Corp.	430,000	12,500
Home Depot, Inc.	383,500	14,918
Kohl’s Corp. (a)	130,000	7,268
Wal-Mart Stores, Inc.	392,000	18,894
Yum! Brands, Inc.	145,000	7,552

		67,576

Consumer Services 6.8%

Carnival Corp. (d)	305,000	16,638
Comcast Corp. ‘A’ (a)	192,000	5,750
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	209,000	12,241
Viacom, Inc. ‘B’	230,000	7,365

		41,994

Consumer Staples 4.3%

Colgate-Palmolive Co.	212,000	10,581
PepsiCo, Inc.	85,000	4,584
Procter & Gamble Co. (d)	211,000	11,130

		26,295

Energy 2.3%

Schlumberger Ltd. (d)	186,500	14,163

Financial & Business Services 6.3%

Citigroup, Inc.	147,000	6,796
Franklin Resources, Inc.	140,000	10,777
Goldman Sachs Group, Inc. (d)	48,000	4,897
Merrill Lynch & Co., Inc.	183,400	10,089
MGIC Investment Corp.	100,000	6,522

		39,081

Healthcare 29.3%

Alcon, Inc. (d)	112,000	12,247
Amgen, Inc. (a)(d)	203,000	12,273
Caremark Rx, Inc. (a)(d)	319,000	14,202
Celgene Corp. (a)	115,000	4,689
DENTSPLY International, Inc.	141,700	7,652
Genentech, Inc. (a)	159,300	12,789
Gilead Sciences, Inc. (a)(d)	219,500	9,656
Johnson & Johnson	217,000	14,105
Kinetic Concepts, Inc. (a)	133,000	7,980
Pfizer, Inc.	750,000	20,685
St. Jude Medical, Inc. (a)	180,000	7,850
Stryker Corp. (d)	250,000	11,890
Teva Pharmaceutical Industries Ltd. SP - ADR (d)	394,400	12,282
UnitedHealth Group, Inc.	337,000	17,571
Zimmer Holdings, Inc. (a)(d)	189,000	14,396

		180,267

Technology 31.7%

Altera Corp. (a)(d)	365,000	7,234
Cisco Systems, Inc. (a)	950,000	18,154
Comverse Technology, Inc. (a)	400,000	9,460
Dell, Inc. (a)	264,300	10,442
eBay, Inc. (a)(d)	350,000	11,554
Electronic Arts, Inc. (a)(d)	81,000	4,585
EMC Corp. (a)	1,040,000	14,258
IAC/InterActiveCorp. (a)(d)	300,000	7,215
Intel Corp. (d)	850,000	22,151
International Business Machines Corp.	110,000	8,162
Juniper Networks, Inc. (a)	705,000	17,752
Marvell Technology Group Ltd. (a)(d)	185,000	7,037
Maxim Integrated Products, Inc. (d)	160,000	6,114
Mercury Interactive Corp. (a)(d)	125,000	4,795
Microsoft Corp.	820,000	20,369
Oracle Corp. (a)	1,085,000	14,322
SAP AG SP - ADR (d)	125,000	5,413
VERITAS Software Corp. (a)	255,000	6,222

		195,239

Total Common Stocks (Cost $500,402)		604,052

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 19.7%

Collateral Invested for Securities on Loan (c) 18.7%

Adirondack 2005-1 Corp.
3.329% due 07/29/2005	$1,000	997
3.387% due 09/08/2005	10,000	9,935
Bavaria TRR Corp.
3.304% due 07/11/2005	1,000	999
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	11,000	11,000
Canadian Imperial Bank
3.350% due 07/01/2005	6,118	6,118
CC USA, Inc.
3.267% due 07/05/2005 (b)	11,000	11,013
CIT Group, Inc.
3.207% due 07/29/2005 (b)	3,000	3,014
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	7,000	7,000
Countrywide Home Loans, Inc.
3.440% due 11/30/2005 (b)	4,000	4,000
Credit Suisse First Boston
3.502% due 02/27/2006 (b)	1,000	1,001
3.507% due 02/27/2006 (b)	3,000	3,002
CS First Boston USA, Inc.
3.504% due 07/05/2005 (b)	2,000	2,006
Davis Square Funding IV Corp.
3.267% due 08/09/2005	1,000	995
Goldman Sachs Group LP
3.210% due 09/12/2005 (b)	15,000	15,003
K2 LLC
3.210% due 09/15/2005 (b)	10,000	9,999
Morgan Stanley
3.300% due 02/03/2006 (b)	1,000	1,000
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (b)	5,000	4,998
Northern Rock PLC
3.150% due 02/03/2006 (b)	2,000	2,000
Park Sienna LLC
3.317% due 07/20/2005	1,000	998
Sigma Finance, Inc.
3.496% due 01/27/2006 (b)	5,000	5,000
3.270% due 03/06/2006 (b)	8,000	7,998
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	3,000	3,000
Treasury Bank N.A.
3.354% due 02/27/2006 (b)	3,000	3,000
Verizon Network Funding
3.137% due 07/05/2005	1,000	1,000

		11,076

Repurchase Agreement 1.0%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $6,153. Repurchase proceeds are $6,030.)	6,030	6,030

Total Short-Term Instruments (Cost $121,078)		121,106

Total Investments 117.8% (Cost $621,480)		$725,158

Written Options (e) (0.1%) (Premiums $648)		(561)

Other Assets and Liabilities (Net) (17.7%)		(108,791)

Net Assets 100.0%		$615,806

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Security purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $111,342; cash collateral of $114,933 was received with which the Fund purchased securities.
(e)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - AMEX Alcon, Inc.	$110.000	07/16/2005	75	$11	$12
Call - AMEX Alcon, Inc.	115.000	08/20/2005	75	13	14
Call - PHLX Caremark Rx, Inc.	45.000	07/16/2005	150	27	7
Call - CBOE Celgene Corp.	40.000	10/22/2005	1,000	417	450
Call - CBOE Genentech, Inc.	90.000	08/20/2005	75	15	7
Call - PCX Gilead Sciences, Inc.	42.500	07/16/2005	75	13	16
Call - PCX Gilead Sciences, Inc.	45.000	07/16/2005	100	9	6
Call - CBOE Kinetic Concepts, Inc.	60.000	07/16/2005	175	27	25
Call - CBOE Kinetic Concepts, Inc.	65.000	07/16/2005	35	3	1
Call - CBOE Teva Pharmaceutical Industries Ltd.	32.500	07/16/2005	940	82	19
Call - PCX Zimmer Holdings, Inc.	80.000	07/16/2005	175	31	4

				$648	$561

52  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

PEA Growth & Income Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.9%

Capital Goods 9.5%

Dover Corp.	34,800	$1,266
General Electric Co. (d)	83,500	2,893
Honeywell International, Inc.	45,700	1,674
Tyco International Ltd. (d)	46,800	1,367

		7,200

Communications 1.3%

Verizon Communications, Inc.	28,800	995

Consumer Discretionary 6.9%

CVS Corp.	49,400	1,436
Home Depot, Inc.	29,700	1,155
Target Corp.	10,300	560
Wal-Mart Stores, Inc.	29,500	1,422
Yum! Brands, Inc. (a)	12,100	630

		5,203

Consumer Services 6.7%

Carnival Corp. (d)	20,000	1,091
Cendant Corp.	60,000	1,342
Comcast Corp. ‘A’ (a)	45,500	1,363
Viacom, Inc. ‘B’	40,100	1,284

		5,080

Consumer Staples 6.7%

Altria Group, Inc.	28,800	1,862
Coca-Cola Co.	24,100	1,006
Kellogg Co.	28,700	1,275
Procter & Gamble Co. (d)	18,100	955

		5,098

Energy 10.0%

BP PLC SP - ADR	22,500	1,404
ChevronTexaco Corp.	22,400	1,253
Kinder Morgan, Inc. (d)	17,700	1,473
National-Oilwell, Inc. (a)	12,100	575
Royal Dutch Petroleum Co.	17,500	1,136
Schlumberger Ltd. (d)	23,000	1,747

		7,588

Financial & Business Services 21.7%

ACE Ltd. (d)	17,600	789
American Express Co.	27,300	1,453
American International Group, Inc. (d)	17,300	1,005
Bank of America Corp.	42,300	1,929
Citigroup, Inc.	44,000	2,034
Countrywide Financial Corp.	24,100	931
Goldman Sachs Group, Inc. (d)	14,200	1,449
Investors Financial Services Corp.	28,500	1,078
J.P. Morgan Chase & Co.	49,900	1,763
MBNA Corp.	47,500	1,243
MGIC Investment Corp.	19,400	1,265
Morgan Stanley Dean Witter & Co.	20,000	1,049
State Street Corp.	8,000	386

		16,374

Healthcare 13.1%

Amgen, Inc. (a)(d)	10,500	635
Baxter International, Inc.	34,000	1,261
Caremark Rx, Inc. (a)	29,700	1,322
Eli Lilly & Co.	7,600	423
Guidant Corp.	14,700	989
HCA, Inc.	5,300	300
Medtronic, Inc.	27,800	1,440
Pfizer, Inc.	56,500	1,558
Teva Pharmaceutical Industries Ltd. SP - ADR	40,800	1,271
Zimmer Holdings, Inc. (a)	8,700	663

		9,862

Materials & Processing 2.9%

Alcoa, Inc.	14,000	366
Dow Chemical Co.	8,100	361
Freeport-McMoran Copper & Gold, Inc. ‘B’	27,000	1,011
Rexam PLC	52,900	457

		2,195

Technology 16.9%

Affiliated Computer Services, Inc. ‘A’ (a)	12,600	644
Cisco Systems, Inc. (a)(d)	75,000	1,433
Dell, Inc. (a)(d)	30,800	1,217
EMC Corp. (a)	26,400	362
Emerson Electric Co.	6,900	432
Intel Corp.	46,970	1,224
International Business Machines Corp.	15,300	1,135
Maxim Integrated Products, Inc. (d)	23,800	909
Microsoft Corp. (d)	75,000	1,863
National Semiconductor Corp.	30,700	676
Nokia Corp. SP - ADR	74,100	1,233
SAP AG SP - ADR (a)(d)	37,100	1,606

		12,734

Transportation 1.1%

Aries Maritime Transport Ltd.	26,300	329
United Parcel Service, Inc. ‘B’	7,600	526

		855

Utilities 2.1%

Dominion Resources, Inc.	12,000	881
Exelon Corp.	13,400	688

		1,569

Total Common Stocks (Cost $67,294)		74,753

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 27.1%

Collateral Invested for Securities on Loan (c) 26.1%

Adirondack 2005-1 Corp.
3.329% due 07/29/2005	$2,000	1,994
3.388% due 09/08/2005	2,000	1,987
Bavaria TRR Corp.
3.289% due 07/25/2005	1,900	1,896
Bavaria Universal Funding
3.268% due 07/20/2005	4,000	3,993
Canadian Imperial Bank
3.350% due 07/01/2005	763	762
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	4,100	4,100
Credit Suisse First Boston
3.502% due 02/27/2006 (b)	1,000	1,001
3.507% due 02/27/2006 (b)	2,000	2,001
Davis Square Funding IV Corp.
3.267% due 08/09/2005	1,000	995
Park Sienna LLC
3.317% due 07/20/2005	1,000	998

		19,727

Repurchase Agreement 1.0%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $816. Repurchase proceeds are $799.)	799	799

Total Short-Term Instruments (Cost $20,528)		20,526

Total Investments 126.0% (Cost $87,822)		$95,279

Written Options (e) (0.0%) (Premiums $9)		(2)

Other Assets and Liabilities (Net) (26.0%)		(19,687)

Net Assets 100.0%		$75,590

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $19,140; cash collateral of $19,695 was received with which the Fund purchased securities.
(e)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOE Teva Pharmaceutical Industries Ltd.	$32.500	07/16/2005	100	$9	$2

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  53

Schedule of Investments

PEA Opportunity Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 99.8%

Capital Goods 2.3%

Global Power Equipment Group, Inc. (a)	480,300	$3,818
URS Corp. (a)	53,800	2,009

		5,827

Consumer Discretionary 6.4%

Aviall, Inc. (a)	98,300	3,105
California Pizza Kitchen, Inc. (a)	102,600	2,798
DSW, Inc. ‘A’ (a)	40,669	1,015
MSC Industrial Direct Co. ‘A’	66,100	2,231
Tempur-Pedic International, Inc. (a)(d)	83,900	1,861
Tractor Supply Co. (a)	53,100	2,607
Warnaco Group, Inc. (a)	122,200	2,841

		16,458

Consumer Services 22.7%

Administaff, Inc. (a)	82,500	1,960
Advisory Board Co. (a)	40,100	1,954
CoStar Group, Inc. (a)	60,000	2,616
Forrester Research, Inc. (a)	139,600	2,489
Great Wolf Resorts, Inc. (a)	102,300	2,091
Hudson Highland Group, Inc. (a)(d)	195,500	3,048
LECG Corp. (a)	222,700	4,735
Life Time Fitness, Inc. (a)	97,500	3,199
Lincoln Educational Services Corp. (a)(d)	99,914	2,023
Lions Gate Entertainment Corp. (a)(d)	351,600	3,607
Macrovision Corp. (a)	144,065	3,247
Marchex, Inc. ‘B’ (a)(d)	228,900	3,443
Mobile Mini, Inc. (a)	110,000	3,793
Nautilus Group, Inc. (d)	90,400	2,576
Pinnacle Entertainment, Inc. (a)	118,000	2,308
Resources Connection, Inc. (a)(d)	250,000	5,808
Shuffle Master, Inc. (a)(d)	106,600	2,988
TeleTech Holdings, Inc. (a)	275,000	2,241
Ventiv Health, Inc. (a)	115,200	2,221
WMS Industries, Inc. (a)(d)	56,200	1,897

		58,244

Consumer Staples 0.9%

Central Garden and Pet Co. (a)	46,100	2,264

Energy 7.1%

Alpha Natural Resources, Inc. (a)	96,000	2,292
Delta Petroleum Corp. (a)(d)	315,000	4,448
FuelCell Energy, Inc. (a)(d)	190,000	1,940
Grant Prideco, Inc. (a)	101,500	2,685
McMoRan Exploration Co. (a)(d)	133,200	2,599
Pioneer Drilling Co. (a)	139,800	2,133
Quicksilver Resources, Inc. (a)(d)	31,600	2,020

		18,117

Financial & Business Services 5.2%

Affiliated Managers Group, Inc. (a)(d)	65,200	4,455
LandAmerica Financial Group, Inc. (a)	65,600	3,895
SVB Financial Group (a)	47,400	2,270
United PanAm Financial Corp. (a)	70,582	1,935
Western Alliance Bancorp. (a)	6,951	170
ZipRealty, Inc. (a)(d)	43,320	556

		13,281

Healthcare 17.9%

Angiotech Pharmaceuticals, Inc. (a)	144,000	1,996
Centene Corp. (a)	57,900	1,944
Connetics Corp. (a)(d)	78,200	1,379
Cubist Pharmaceuticals, Inc. (a)	350,000	4,610
Dov Pharmaceutical, Inc. (a)(d)	139,000	2,594
EPIX Pharmaceuticals, Inc. (a)(d)	250,000	2,213
Herbalife Ltd. (a)	135,000	2,917
I-Flow Corp. (a)(d)	239,300	3,982
Inamed Corp. (a)	41,300	2,766
LabOne, Inc. (a)	53,800	2,142
Nabi Biopharmaceuticals (a)	152,900	2,329
OraSure Technologies, Inc. (a)(d)	439,900	4,395
Prestige Brands Holdings, Inc. (a)	118,300	2,307
Salix Pharmaceuticals Ltd. (a)	430,000	7,594
Ventana Medical Systems, Inc. (a)	70,500	2,836

		46,004

Technology 31.4%

Allscripts Healthcare Solutions, Inc. (a)(d)	136,628	2,269
Anteon International Corp. (a)	57,100	2,605
Avid Technology, Inc. (a)	69,700	3,714
Concur Technologies, Inc. (a)	380,000	4,001
eCollege.com, Inc. (a)(d)	299,700	3,566
Essex Corp. (a)	122,200	2,796
FLIR Systems, Inc. (a)	70,011	2,089
FormFactor, Inc. (a)(d)	135,042	3,568
InPhonic, Inc. (a)(d)	192,400	2,959
Kanbay International, Inc. (a)	210,321	4,861
Lionbridge Technologies, Inc. (a)	400,000	2,712
MatrixOne, Inc. (a)	650,000	3,250
Microsemi Corp. (a)(d)	228,400	4,294
Open Solutions, Inc. (a)	116,600	2,368
Packeteer, Inc. (a)	317,500	4,477
Phase Forward, Inc. (a)(d)	425,000	2,890
Radware Ltd. (a)	264,800	4,788
Sapient Corp. (a)	480,000	3,806
SI International, Inc. (a)	70,000	2,097
Silicon Image, Inc. (a)	318,117	3,264
Tessera Technologies, Inc. (a)	75,500	2,522
THQ, Inc. (a)(d)	110,000	3,220
Ultimate Software Group, Inc. (a)(d)	119,100	1,953
Wind River Systems, Inc. (a)	178,700	2,802
Wireless Facilities, Inc. (a)	584,600	3,701

		80,572

Transportation 5.9%

DryShips, Inc. (d)	160,000	2,642
Dynamex, Inc. (a)	110,000	1,874
EGL, Inc. (a)	98,200	1,995
Knight Transportation, Inc.	60,000	1,460
Old Dominion Freight Line, Inc. (a)	80,000	2,146
OMI Corp. (d)	103,400	1,966
US Xpress Enterprises, Inc. ‘A’ (a)	245,000	2,918

		15,001

Total Common Stocks (Cost $221,788)		255,768

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 23.0%

Collateral Invested for Securities on Loan (c) 22.8%

Adirondack 2005-1 Corp.
3.329% due 07/29/2005	$2,000	1,995
3.388% due 09/08/2005	5,000	4,967
Bank of America N.A.
3.518% due 07/01/2005 (b)	4,000	4,000
Bavaria TRR Corp.
3.460% due 07/01/2005	5,000	5,000
3.304% due 07/11/2005	2,000	1,998
3.289% due 07/25/2005	2,000	1,995
Bavaria Universal Funding
3.309% due 07/28/2005	2,000	1,995
Bayerische Landesbank NY
3.320% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	6,000	6,000
Canadian Imperial Bank
3.350% due 07/01/2005	4,371	4,371
CC USA, Inc.
3.267% due 07/05/2005 (b)	2,000	2,002
CIT Group, Inc.
3.207% due 07/29/2005 (b)	2,000	2,009
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	12,000	12,000
Credit Suisse First Boston
3.102% due 07/08/2005 (b)	1,000	1,000
3.502% due 02/27/2006 (b)	1,000	1,001
Davis Square Funding IV Corp.
3.267% due 08/09/2005	1,000	995
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (b)	1,000	1,000
Northern Rock PLC
3.150% due 02/03/2006 (b)	1,000	1,000
Park Sienna LLC
3.316% due 07/20/2005	2,000	1,996
Treasury Bank N.A.
3.280% due 03/15/2006 (b)	2,000	2,000

		58,324

Repurchase Agreement 0.2%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Freddie Mac 5.000% due 07/15/2014 valued at $619. Repurchase proceeds are $604.)	604	604

Total Short-Term Instruments (Cost $58,921)		58,928

Total Investments 122.8% (Cost $280,709)		$314,696

Other Assets and Liabilities (Net) (22.8%)		(58,392)

Net Assets 100.0%		$256,304

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $55,933; cash collateral of $58,231 was received with which the Fund purchased securities.

54  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

PEA Target Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.8%

Capital Goods 5.2%

Cooper Industries Ltd. ‘A’	125,000	$7,988
Fluor Corp. (d)	150,000	8,638
ITT Industries, Inc.	175,000	17,085
Rockwell Automation, Inc.	185,000	9,011

		42,722

Communications 2.3%

NeuStar, Inc. ‘A’ (b)	225,000	5,760
NII Holdings, Inc. ‘B’ (b)	200,000	12,788

		18,548

Consumer Discretionary 10.0%

AnnTaylor Stores Corp. (b)	250,000	6,070
Cheesecake Factory, Inc. (b)	125,000	4,341
Chico’s FAS, Inc. (b)(d)	397,500	13,626
Coach, Inc. (b)	375,000	12,589
Harman International Industries, Inc. (d)	100,000	8,136
Michaels Stores, Inc. (d)	400,000	16,548
O’Reilly Automotive, Inc. (b)	200,000	5,962
Ross Stores, Inc.	300,000	8,673
Tempur-Pedic International, Inc. (b)(d)	250,000	5,545

		81,490

Consumer Services 11.6%

Brunswick Corp.	185,000	8,014
Corporate Executive Board Co.	195,000	15,274
Getty Images, Inc. (b)(d)	165,000	12,253
Robert Half International, Inc. (d)	350,000	8,739
Royal Caribbean Cruises Ltd. (d)	250,000	12,090
Starwood Hotels & Resorts Worldwide, Inc. ‘B’ (d)	215,000	12,593
Station Casinos, Inc.	150,000	9,960
UTI Worldwide, Inc. (b)	38,000	2,646
XM Satellite Radio Holdings, Inc. ‘A’ (b)(d)	400,000	13,464

		95,033

Consumer Staples 1.2%

Whole Foods Market, Inc. (d)	80,000	9,464

Energy 3.7%

Murphy Oil Corp.	200,000	10,446
National-Oilwell, Inc. (b)	215,000	10,221
Patterson-UTI Energy, Inc.	350,000	9,740

		30,407

Financial & Business Services 10.3%

AmeriCredit Corp. (b)	175,000	4,462
Ameritrade Holding Corp. (b)	675,000	12,548
Chicago Mercantile Exchange Holdings, Inc.	55,000	16,252
First Marblehead Corp. (b)(d)	250,000	8,765
Legg Mason, Inc. (d)	165,000	17,178
MGIC Investment Corp.	125,000	8,153
St. Joe Co.	200,000	16,308

		83,666

Healthcare 21.9%

Bausch & Lomb, Inc.	125,000	10,375
C.R. Bard, Inc.	150,000	9,977
Express Scripts, Inc. (b)	200,000	9,996
Gen-Probe, Inc. (b)	200,000	7,246
Health Net, Inc. (b)	150,000	5,724
Inamed Corp. (b)	140,000	9,376
Invitrogen Corp. (b)(d)	115,000	9,578
Kinetic Concepts, Inc. (b)(d)	360,000	21,600
LifePoint Hospitals, Inc. (b)	200,000	10,104
Nektar Therapeutics, Inc. (b)(d)	500,000	8,420
PacifiCare Health Systems, Inc. (b)	200,000	14,290
Prestige Brands Holdings, Inc. (b)(d)	500,000	9,750
Quest Diagnostics, Inc. (d)	250,000	13,318
Sepracor, Inc. (b)	115,000	6,901
St. Jude Medical, Inc. (b)	300,000	13,083
Varian Medical Systems, Inc. (b)(d)	300,000	11,199
Zimmer Holdings, Inc. (b)(d)	105,000	7,998

		178,935

Materials & Processing 3.6%

American Standard Cos., Inc.	175,000	7,336
Ecolab, Inc. (d)	350,000	11,326
Vulcan Materials Co. (d)	165,000	10,723

		29,385

Technology 27.3%

Activision, Inc. (b)	325,000	5,369
Altera Corp. (b)(d)	400,000	7,928
Avaya, Inc. (b)	925,000	7,696
Avid Technology, Inc. (b)	170,000	9,058
Broadcom Corp. ‘A’ (b)(d)	325,000	11,541
Citrix Systems, Inc. (b)(d)	550,000	11,913
Cognizant Technology Solutions Corp. ‘A’ (b)	80,000	3,770
Comverse Technology, Inc. (b)	800,000	18,920
Cypress Semiconductor Corp. (b)(d)	868,600	10,936
eBay, Inc. (b)(d)	270,000	8,913
IAC/InterActiveCorp. (b)(d)	285,000	6,854
Juniper Networks, Inc. (b)(d)	675,000	16,997
Marvell Technology Group Ltd. (b)(d)	425,000	16,167
Mercury Interactive Corp. (b)(d)	250,000	9,590
Microchip Technology, Inc.	375,000	11,108
NAVTEQ Corp. (b)	275,000	10,225
Salesforce.com, Inc. (b)(d)	410,000	8,397
Symantec Corp. (b)(d)	600,000	13,044
Tessera Technologies, Inc. (b)	400,000	13,364
TIBCO Software, Inc. (b)	1,800,000	11,772
VERITAS Software Corp. (b)	375,000	9,150

		222,712

Transportation 1.7%

Expeditors International Washington, Inc. (d)	150,000	7,472
JetBlue Airways Corp. (b)(d)	300,000	6,132

		13,604

Total Common Stocks (Cost $645,402)		805,966

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 29.6%

Collateral Invested for Securities on Loan (c) 27.9%

Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$5,000	4,991
3.329% due 07/29/2005	2,300	2,294
3.388% due 09/08/2005	15,000	14,902
Bank of America N.A.
3.518% due 07/01/2005 (a)	1,000	1,000
Bavaria TRR Corp.
3.106% due 07/01/2005	5,000	5,000
3.460% due 07/01/2005	6,500	6,499
3.304% due 07/11/2005	3,000	2,997
3.289% due 07/25/2005	6,000	5,986
Bavaria Universal Funding
3.309% due 07/28/2005	3,000	2,992
Bayerische Landesbank NY
3.320% due 11/23/2005 (a)	1,000	1,000
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (a)	43,000	43,000
Canadian Imperial Bank
3.350% due 07/01/2005	19,048	19,048
CC USA, Inc.
3.267% due 07/05/2005 (a)	5,000	5,006
CIT Group, Inc.
3.207% due 07/29/2005 (a)	5,000	5,023
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (a)	20,000	20,000
Credit Suisse First Boston
3.102% due 07/08/2005 (a)	2,000	2,000
3.507% due 02/27/2006 (a)	9,000	9,006
3.511% due 02/06/2006 (a)	5,000	5,003
Davis Square Funding IV Corp.
3.268% due 08/08/2005	10,000	9,946
3.267% due 08/09/2005	1,000	995
Goldman Sachs Group LP
3.210% due 09/12/2005 (a)	2,000	2,000
Morgan Stanley
3.300% due 02/03/2006 (a)	3,000	3,000
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (a)	1,000	1,000
Northern Rock PLC
3.150% due 02/03/2006 (a)	2,000	2,000
Park Sienna LLC
3.316% due 07/20/2005	5,000	4,990
Sigma Finance, Inc.
3.496% due 01/27/2006 (a)	10,000	10,000
3.270% due 03/06/2006 (a)	15,000	14,997
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (a)	3,000	3,000
Treasury Bank N.A.
3.280% due 03/15/2006 (a)	17,000	17,000
Verizon Network Funding
3.137% due 07/05/2005	3,000	2,999

		227,674

Repurchase Agreement 1.7%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Fannie Mae 3.875% due 11/17/2008 valued at $14,419. Repurchase proceeds are $14,135.)	14,134	14,134

Total Short-Term Instruments (Cost $241,813)		241,808

Total Investments 128.4% (Cost $887,215)		$1,047,774

Other Assets and Liabilities (Net) (28.4%)		(232,038)

Net Assets 100.0%		$815,736

Notes to Schedule of Investments

(amounts in thousands)

(a)	Variable rate security.
(b)	Non-income producing security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $219,548; cash collateral of $226,806 was received with which the Fund purchased securities.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  55

Notes to Financial Statements

June 30, 2005

1. Organization

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-one separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the Institutional and Administrative Classes (the “Institutional Classes”) of the Trust. Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the AMM Asset Allocation, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value and PEA Growth & Income Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the AMM Asset Allocation, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value and PEA Growth & Income Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and

56  Allianz Funds Annual Report  |  06.30.05

unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: CCM Capital Appreciation Fund - $3,227; NFJ Dividend Value Fund - $51,811; NFJ International Value Fund - $7,278; NFJ Small-Cap Value Fund - $348,870; OCC Core Equity Fund - $593; OCC Renaissance Fund - $884,183; OCC Value Fund - $886,109; PEA Growth & Income Fund - $22,656; PEA Growth Fund - $48,114; and PEA Target Fund - $17,520.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. Each Fund, except the AMM Asset Allocation Fund, may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Kleinwort Wasserstein, an affiliate. The amount paid to Dresdner Kleinwort Wasserstein for the period ended June 30, 2005 was $630,687. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

06.30.05  |  Allianz Funds Annual Report  57

Notes to Financial Statements (Cont.)

June 30, 2005

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Allianz Global Investors Fund Management LLC (“AGIFM”), formerly known as PA Fund Management LLC, is an indirect subsidiary of Allianz Global Investors of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds also have a sub-advisor, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

The AMM Asset Allocation Fund does not pay any fees to the Adviser under the Trust’s investment advisory contract in return for the advisory and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company (PIMCO), an affiliate, by the Underlying Funds in which it invests.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee
	All Classes	Inst’l Class		Admin. Class	Class A, B and C(2)		Class D(2)		Class R(2)
AMM Asset Allocation Fund	0.00%	0.15	%(1)	N/A	0.40%		N/A		N/A
CCM Capital Appreciation Fund	0.45%	0.25%		0.25%	0.40%		0.40%		0.40	%(4)
CCM Emerging Companies Fund	1.25%	0.25%		0.25%	N/A		N/A		N/A
CCM Focused Growth Fund	0.45%	0.25%		N/A	N/A		N/A		N/A
CCM Mid-Cap Fund	0.45%	0.25%		0.25%	0.40%		0.40%		0.40	%(4)
NFJ Dividend Value Fund	0.45%	0.25%		0.25%	0.40	%(4)	0.40	%(4)	0.40	%(4)
NFJ International Value Fund	0.60%	0.45	%(3)	N/A	0.60%		0.60%		N/A
NFJ Large-Cap Value Fund	0.45%	0.25%		N/A	0.40	%(4)	0.40	%(4)	N/A
NFJ Small-Cap Value Fund	0.60%	0.25%		0.25%	0.40%		0.40%		0.40	%(4)
OCC Core Equity Fund	0.45%	0.25%		N/A	0.40%		0.40%		N/A
OCC Renaissance Fund	0.60%	0.25%		0.25%	0.40%		0.40%		0.40	%(4)
OCC Value Fund	0.45%	0.25%		0.25%	0.40%		0.40%		0.40	%(4)
PEA Growth Fund	0.50%	0.25%		0.25%	0.40%		0.40%		0.40	%(4)
PEA Growth & Income Fund	0.60%	0.25%		0.25%	0.40	%(4)	0.40	%(4)	0.40	%(4)
PEA Opportunity Fund	0.65%	0.25%		0.25%	0.40%		N/A		N/A
PEA Target Fund	0.55%	0.25%		0.25%	0.40%		0.40%		N/A

(1)	The Adviser has voluntarily undertaken to waive a portion of the administration fees it is entitled to receive for Institutional Class shares of the Asset Allocation Fund until further notice. As a result, while the waiver is in effect, the Fund will pay Administration fees to the Adviser at the rate of 0.10%, calculated in the manner specified above.
(2)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D, and R shares. Prior to April 1, 2005, the Administration Fee was subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B, and C shares in excess of $2.5 billion.
(3)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(4)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.

Redemption Fees. Investors in Institutional Class and Administrative Class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor.

58  Allianz Funds Annual Report  |  06.30.05

Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems. The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. Allianz Global Investors Distributors LLC (“AGID”), formerly known as PA Distributors LLC, and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2005.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2005, AGID received $10,173,268 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Prior to June 1, 2005, each unaffiliated Trustee received an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting was attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees received an additional annual retainer of $3,000, the Chairman of the Independent Trustees received an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees received an additional annual retainer of $4,000. If in the

06.30.05  |  Allianz Funds Annual Report  59

Notes to Financial Statements (Cont.)

June 30, 2005

judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee was compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses.

Effective June 1, 2005, each unaffiliated Trustee receives an annual retainer of $80,000, plus $3,000 for each Board of Trustees meeting attended ($1,000 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $80,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with an investigation of a regulatory or investment matters, the Trustee shall be compensated for such services at the rate of $2,500 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the period ended June 30, 2005, were as follows (amounts in thousands):

	Purchases	Sales
AMM Asset Allocation Fund	$88,087	$55,555
CCM Capital Appreciation Fund	1,247,958	1,193,067
CCM Emerging Companies Fund	895,440	852,151
CCM Focused Growth Fund	4,128	3,460
CCM Mid-Cap Fund	1,161,141	1,061,576
NFJ Dividend Value Fund	562,125	135,534
NFJ International Value Fund	2,303	1,387
NFJ Large-Cap Value Fund	46,466	8,705
NFJ Small-Cap Value Fund	1,002,077	567,042
OCC Core Equity Fund	3,225	325
OCC Renaissance Fund	5,443,895	6,102,723
OCC Value Fund	3,083,670	2,857,014
PEA Growth Fund	260,601	439,082
PEA Growth & Income Fund	19,513	34,325
PEA Opportunity Fund	375,389	444,046
PEA Target Fund	882,592	1,055,549

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	PEA Growth Fund	PEA Growth & Income Fund	PEA Target Fund
	Premium
Balance at 06/30/2004	$0	$0	$0
Sales	4,387	9	3,334
Closing Buys	(2,643)	0	(2,476)
Expirations	(1,096)	0	(858)

Balance at 06/30/2005	$648	$9	$0

6. In-Kind Transactions

For the year ended June 30, 2005, the CCM Emerging Companies Fund realized gains and losses from in-kind redemptions of approximately (amounts in thousands) as follows:

Realized Gains	Realized Losses
$ 9,227	$(1,629)

60  Allianz Funds Annual Report  |  06.30.05

7. Underlying Funds

The AMM Asset Allocation Fund invests all of its assets in underlying Funds. Accordingly, the Fund’s investment performance depends upon a favorable allocation among the underlying Funds as well as the ability of the underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any underlying Fund will be achieved.

The Adviser serves as investment adviser for each of the underlying stock Funds, except that its affiliate is the sole investment adviser to PIMCO StocksPLUS Fund. The Adviser retains sub-advisory firms to manage the portfolios of other underlying stock Funds. These firms include Cadence Capital Management LLC, RCM Capital Management LLC, NFJ Investment Group L.P. and PEA Capital LLC. Each sub-advisory firm is an affiliate of the Adviser and PIMCO. PIMCO is the sole investment adviser to each of the underlying bond Funds.

8. Risk Factors of the AMM Asset Allocation Fund

Investing in the underlying Funds through the AMM Asset Allocation Fund (the “Fund”) involves certain additional expenses and tax results that would not be present in a direct investment in the underlying Funds. Under certain circumstances, an underlying Fund may pay a redemption request by the AMM Asset Allocation Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The officers and directors of the Trust also serve as officers and directors/trustees of the underlying Funds. Conflicts may arise as these individuals seek to fulfill their fiduciary responsibilities to both the Fund and underlying Funds.

9. Federal Income Tax Matters

As of June 30, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Differences(2)	Accumulated Capital Losses(3)	Post-October Deferral(4)
AMM Asset Allocation Fund	$248	$2,901	$0	$0	$0	$0
CCM Capital Appreciation Fund	1,035	0	0	49	(34,857)	0
CCM Emerging Companies Fund	0	24,380	(2)	14	0	0
CCM Focused Growth Fund	4	0	0	0	(1,189)	0
CCM Mid-Cap Fund	0	0	0	9	(37,580)	0
NFJ Dividend Value Fund	5,040	10,751	0	42	0	0
NFJ International Value Fund	62	147	(1)	0	0	0
NFJ Large-Cap Value Fund	82	377	0	1	0	0
NFJ Small-Cap Value Fund	47,980	114,364	1	123	0	0
OCC Core Equity Fund	8	0	0	0	0	(18)
OCC Renaissance Fund	0	486,493	(15)	(56)	0	(24)
OCC Value Fund	28,935	200,004	0	1	0	(151)
PEA Growth Fund	0	0	87	(28)	(321,478)	0
PEA Growth & Income Fund	0	0	7	2	(31,400)	0
PEA Opportunity Fund	0	0	0	(7)	(57,396)	0
PEA Target Fund	0	0	(2)	5	(217,051)	0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain foreign currency transactions.
(2)	Adjusted for appreciation/depreciation related to securities on loan.
(3)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(4)	Capital losses realized during the period November 1, 2004 through June 30, 2005 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

06.30.05  |  Allianz Funds Annual Report  61

Notes to Financial Statements (Cont.)

June 30, 2005

As of June 30, 2005, the Funds had accumulated capital losses expiring in the following years. The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	2008		2010		2011
CCM Capital Appreciation Fund	$0		$0		$34,857
CCM Focused Growth Fund	0		517		672
CCM Mid-Cap Fund	0		0		37,580
PEA Growth Fund	0		126,853	(6)	194,625
PEA Growth & Income Fund	4,542	(5)	13,078		13,780
PEA Opportunity Fund	0		22,136		35,260
PEA Target Fund	0		0		217,051

(5)	Represents acquired capital loss carryovers which may be limited under current tax law.
(6)	Includes $4,036,925 of acquired capital loss carryovers which may be limited under current tax law.

As of June 30, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
AMM Asset Allocation Fund	$226,916	$16,018	$(1,250)	$14,768
CCM Capital Appreciation Fund	1,137,229	132,902	(11,151)	121,751
CCM Emerging Companies Fund	665,330	99,046	(11,310)	87,736
CCM Focused Growth Fund	3,097	472	(34)	438
CCM Mid-Cap Fund	985,261	129,324	(5,168)	124,156
NFJ Dividend Value Fund	929,308	67,165	(8,747)	58,418
NFJ International Value Fund	3,750	490	(26)	464
NFJ Large-Cap Value Fund	59,119	3,674	(1,055)	2,619
NFJ Small-Cap Value Fund	3,315,066	818,890	(41,574)	777,316
OCC Core Equity Fund	2,988	161	(72)	89
OCC Renaissance Fund	5,084,775	503,257	(185,794)	317,463
OCC Value Fund	2,998,499	161,680	(79,633)	82,047
PEA Growth Fund	623,973	124,008	(22,823)	101,185
PEA Growth & Income Fund	87,883	9,674	(2,278)	7,396
PEA Opportunity Fund	282,692	40,997	(8,993)	32,004
PEA Target Fund	892,778	174,574	(19,578)	154,996

(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to return of capital adjustments from real estate investment trust, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended June 30, 2005, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital
AMM Asset Allocation Fund	$3,769	$0	$0
CCM Capital Appreciation Fund	3,590	0	0
CCM Emerging Companies Fund	16,162	41,521	0
CCM Focused Growth Fund	3	0	0
CCM Mid-Cap Fund	0	0	0
NFJ Dividend Value Fund	12,773	2,570	0
NFJ International Value Fund	323	105	0
NFJ Large-Cap Value Fund	863	130	0
NFJ Small-Cap Value Fund	85,126	113,028	0
OCC Core Equity Fund	0	0	0
OCC Renaissance Fund	0	0	0
OCC Value Fund	76,887	22,529	0
PEA Growth Fund	0	0	0
PEA Growth & Income Fund	591	0	0
PEA Opportunity Fund	0	0	0
PEA Target Fund	0	0	0

(8)	Includes short-term capital gains

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

The net realized gain from in-kind redemptions in CCM Emerging Companies Fund has been reclassified from accumulated undistributed net capital gains to paid-in-capital to more appropriately conform financial accounting to tax accounting. See Note 6 under Notes to Financial Statements.

62  Allianz Funds Annual Report  |  06.30.05

10. Affiliated Transactions

The underlying Funds of the AMM Asset Allocation Fund are considered to be affiliated with the Trust. The table below shows the transactions in and earnings from investments in these affiliated funds for the year ended June 30, 2005 (amounts in thousands):

Underlying Fund	Market Value 06/30/2004	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 06/30/2005	Dividend Income	Net Capital and Realized Gain (Loss)
CCM Capital Appreciation	$1,895	$11	$0	$(240)	$2,103	$11	$0
CCM Mid-Cap	1,621	0	0	170	1,874	0	0
Emerging Markets Bond	715	68	9	129	866	65	3
Foreign Bond (U.S. Dollar-Hedged)	2,167	458	98	68	2,606	116	19
High Yield	4,340	780	73	252	5,247	331	0
NACM International	0	33,572	527	658	33,723	0	21
NFJ Small-Cap Value	6,123	765	957	2,251	6,639	209	297
OCC Renaissance	15,112	3,937	2,680	3,664	16,211	0	(50)
OCC Value	13,597	3,155	4,556	2,851	12,216	364	45
PEA Growth	1,416	0	0	(680)	1,465	0	0
PEA Opportunity	6,116	2,461	1,046	1,738	8,109	0	19
PEA Target	2,149	0	0	(316)	2,243	0	0
RCM International Growth Equity	27,753	2,511	33,161	0	0	348	5,888
RCM Large-Cap Growth	12,184	9,173	1,272	1,710	21,010	41	2
RCM Mid-Cap	11,309	4,944	1,194	2,412	15,896	0	2
Short-Term	3,960	912	60	(10)	4,802	99	10
StocksPLUS	29,021	6,828	3,311	820	32,777	1,593	(494)
Total Return	61,052	18,512	6,611	1,057	73,897	2,877	1,018

Totals	$200,530	$88,087	$55,555	$16,534	$241,684	$6,054	$6,780

An affiliate may include any company in which the NFJ Small-Cap Fund owns five percent or more of its outstanding voting securities. On June 30, 2005, the Fund held five percent or more of the outstanding voting securities of the following companies (amounts in thousands):

Issuer Name	% Holding	Cost	Market Value	% of Net Assets
Cato Corp. ‘A’	7.53%	$19,016	$31,780	0.91%
Handleman Co.	5.21	20,248	18,442	0.53
Iowa Telecommunications Services, Inc.	5.38	32,227	31,125	0.89

		$71,491	$81,347	2.33%

The aggregate cost and value of these companies at June 30, 2005, was $71,491 and $81,347, respectively. Investments in affiliate company represent 2.33% of total net assets at June 30, 2005. Investment activity and income amounts relating to affiliates during the year ended June 30, 2005 were as follows (amounts in thousands):

Dividend Income	$1,062
Change in unrealized gain	$9,855
Purchases	$35,161

An affiliate may include any company in which the OCC Renaissance Fund owns five percent or more of its outstanding voting securities. On June 30, 2005, the Fund held five percent or more of the outstanding voting securities of the following companies (amounts in thousands):

Issuer Name	% Holding	Cost	Market Value	% of Net Assets
Chemtura Corp.	8.32%	$42,577	$95,815	1.96%

The aggregate cost and value of this company at June 30, 2005, was $42,577 and $95,815, respectively. Investments in affiliate company represent 1.96% of total net assets at June 30, 2005. Investment activity and income amounts relating to affiliates during the year ended June 30, 2005 were as follows (amounts in thousands):

Dividend Income	$1,344
Change in unrealized gain	$53,238
Purchases	$1,260

Certain additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the Funds owning more than 5% of the outstanding shares of certain issues at June 30, 2005. Therefore, the cost and market value of the affiliate disclosure above include both acquisitions of new investment and prior year holdings that became affiliates during the current period.

06.30.05  |  Allianz Funds Annual Report  63

Notes to Financial Statements (Cont.)

June 30, 2005

11. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	AMM Asset Allocation Fund				CCM Capital Appreciation Fund				CCM Emerging Companies Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	74	$804	234	$2,374	2,477	$43,253	3,614	$56,874	9,218	$207,536	7,822	$180,175
Administrative Class	0	0	42	418	3,545	60,812	3,212	49,383	1,164	24,981	2,004	44,709
Other Classes	7,748	83,362	14,402	146,060	10,609	180,873	5,602	83,719	0	0	0	0

Issued as reinvestment of distributions

Institutional Class	2	25	2	16	72	1,298	0	0	2,208	49,646	1,301	27,940
Administrative Class	0	0	8	83	69	1,226	0	0	208	4,526	92	1,910
Other Classes	270	2,963	158	1,652	38	648	0	0	0	0	0	0

Cost of shares redeemed

Institutional Class	(181)	(2,008)	(178)	(1,788)	(6,110)	(103,088)	(2,826)	(44,725)	(6,330)	(141,771)	(2,965)	(67,498)
Administrative Class	0	0	(1,531)	(15,964)	(2,035)	(34,500)	(2,243)	(35,306)	(1,502)	(32,466)	(2,306)	(52,635)
Other Classes	(5,034)	(54,139)	(2,982)	(30,614)	(5,898)	(96,503)	(5,389)	(81,505)	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	2,879	$31,007	10,155	$102,237	2,767	$54,019	1,970	$28,440	4,966	$112,452	5,948	$134,601

	NFJ Large-Cap Value Fund				NFJ Small-Cap Value Fund				OCC Core Equity Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Period from 03/31/2005 to 06/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	289	$4,503	64	$887	6,226	$182,650	5,405	$133,322	297	$2,970
Administrative Class	0	0	0	0	11,984	342,720	6,111	152,333	0	0
Other Classes	2,617	40,754	670	9,332	23,144	656,083	33,774	803,358	3	30

Issued as reinvestment of distributions

Institutional Class	17	263	4	49	707	20,981	160	3,939	0	0
Administrative Class	0	0	0	0	686	19,875	86	2,079	0	0
Other Classes	37	572	3	37	4,029	115,396	1,058	25,389	0	0

Cost of shares redeemed

Institutional Class	(42)	(649)	(29)	(401)	(1,585)	(46,081)	(2,989)	(74,497)	0	0
Administrative Class	0	0	0	0	(2,499)	(70,652)	(2,072)	(50,379)	0	0
Other Classes	(338)	(5,151)	(145)	(2,032)	(20,456)	(574,194)	(18,779)	(463,294)	0	0

Net increase (decrease) resulting from Fund share transactions	2,580	$40,292	567	$7,872	22,236	$646,778	22,754	$532,250	300	$3,000

64  Allianz Funds Annual Report  |  06.30.05

	CCM Focused Growth Fund				CCM Mid-Cap Fund				NFJ Dividend Value Fund				NFJ International Value Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	189	$1,394	85	$564	3,602	$83,787	2,442	$49,875	3,411	$45,591	2,717	$33,043	6	$90	3	$50
Administrative Class	0	0	0	0	3,763	87,016	4,902	101,209	34	437	34	408	0	0	0	0
Other Classes	0	0	0	0	7,937	182,547	4,626	89,443	34,895	459,342	16,369	192,705	90	1,381	0	0

Issued as reinvestment of distributions

Institutional Class	0	3	0	0	0	0	0	0	242	3,240	122	1,460	28	412	12	147
Administrative Class	0	0	0	0	0	0	0	0	4	55	3	36	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0	635	8,418	177	2,081	0	5	0	0

Cost of shares redeemed

Institutional Class	(111)	(809)	(60)	(378)	(4,484)	(98,265)	(5,188)	(105,613)	(796)	(10,571)	(557)	(6,379)	(2)	(30)	0	0
Administrative Class	0	0	0	0	(2,093)	(45,890)	(2,856)	(58,712)	(49)	(646)	(24)	(273)	0	0	0	0
Other Classes	0	0	0	0	(4,476)	(97,669)	(4,405)	(84,739)	(4,402)	(57,306)	(1,944)	(23,075)	0	(5)	0	0

Net increase (decrease) resulting from Fund share transactions	78	$588	25	$186	4,249	$111,526	(479)	$(8,537)	33,974	$448,560	16,897	$200,006	122	$1,853	15	$197

	OCC Renaissance Fund				OCC Value Fund				PEA Growth Fund				PEA Growth & Income Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	3,853	$95,793	6,501	$144,310	8,682	$150,984	6,755	$107,867	51	$935	416	$7,162	99	$780	461	$3,439
Administrative Class	4,778	116,993	5,742	127,487	3,557	60,930	4,271	67,618	0	0	1	12	6	45	9	63
Other Classes	51,956	1,242,173	103,161	2,237,173	78,804	1,330,532	90,875	1,420,217	1,315	23,807	3,422	59,448	1,394	10,725	4,731	33,408

Issued as reinvestment of distributions

Institutional Class	0	0	0	0	408	7,306	38	571	0	0	0	0	9	72	18	132
Administrative Class	0	0	0	0	124	2,180	10	146	0	0	0	0	1	7	2	12
Other Classes	0	0	0	1	4,237	73,400	184	2,687	0	0	0	0	53	417	76	553

Cost of shares redeemed

Institutional Class	(10,006)	(248,019)	(3,958)	(89,643)	(12,725)	(222,455)	(2,072)	(33,363)	(111)	(1,974)	(1,048)	(18,005)	(346)	(2,699)	(450)	(3,348)
Administrative Class	(4,073)	(99,566)	(2,596)	(57,564)	(2,500)	(42,680)	(618)	(9,579)	(3)	(50)	(8)	(123)	(17)	(132)	(53)	(374)
Other Classes	(98,842)	(2,351,059)	(48,269)	(1,043,099)	(77,560)	(1,310,894)	(19,479)	(296,954)	(11,495)	(197,846)	(14,355)	(237,513)	(3,232)	(24,646)	(4,297)	(30,671)

Net increase (decrease) resulting from Fund share transactions	(52,334)	$(1,243,685)	60,581	$1,318,665	3,027	$49,303	79,964	$1,259,210	(10,243)	$(175,128)	(11,572)	$(189,019)	(2,033)	$(15,431)	497	$3,214

06.30.05  |  Allianz Funds Annual Report  65

Notes to Financial Statements (Cont.)

June 30, 2005

11. Shares of Beneficial Interest (Cont.)

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PEA Opportunity Fund				PEA Target Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	545	$9,670	3,208	$52,150	280	$4,923	448	$7,227
Administrative Class	16	278	56	955	2	41	8	136
Other Classes	678	12,557	3,762	63,020	3,005	48,720	7,789	115,215

Cost of shares redeemed

Institutional Class	(1,576)	(27,554)	(4,733)	(79,242)	(601)	(10,323)	(366)	(5,957)
Administrative Class	(40)	(701)	(123)	(1,830)	(10)	(178)	(10)	(161)
Other Classes	(3,626)	(63,675)	(4,446)	(75,442)	(15,015)	(230,821)	(14,445)	(207,868)

Net decrease resulting from Fund share transactions	(4,003)	$(69,425)	(2,276)	$(40,389)	(12,339)	$(187,638)	(6,576)	$(91,408)

12 Regulatory and Litigation Matters

On September 13, 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), formerly known as PA Fund Management LLC, PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), formerly known as PA Distributors LLC, reached an agreement with the SEC in settlement of a complaint filed against AGIFM, PEA, and AGID in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund and the PEA Target Fund. Under the terms of the settlement, AGIFM, PEA and AGID consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, AGIFM, PEA and AGID agreed to pay a civil monetary penalty of $40,000,000 and disgorgement of $10,000,000. The SEC Order requires AGIFM, PEA and AGID to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1,600,000 paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with AGID and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, AGID and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15,000,000 and $3,000,000 for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

        On September 15, 2004, AGIFM, PEA and AGID reached an agreement with the SEC in settlement of a subpoena issued to AGID on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, AGIFM, PEA and AGID consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, AGIFM and AGID agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and AGIFM, PEA and AGID agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been AGID’s benefit. Those amounts were paid on September 15, 2004.

In a related action, AGID reached an agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, AGID agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District

66  Allianz Funds Annual Report  |  06.30.05

of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. AGIFM, PEA, AGID and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, AGIFM, PEA, AGID, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against AGIFM, PEA and AGID based on essentially the same circumstances as those cited in the 2004 settlements with the Securities and Exchange Commission and New Jersey Attorney General involving alleged “market timing” activities described above. The West Virginia Complaint alleges, among other things, that AGIFM, PEA and AGID improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised by AGIFM and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIFM, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIFM in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

On March 4, 2005, a putative class action lawsuit was filed in the Superior Court of Orange County, California against the Trust on behalf of holders of Class B shares of the Trust. The lawsuit seeks, among other things, relief from the obligation to pay a contingent deferred sales charge, or refunds of such charges already paid, on account of the purported market timing activity in certain Allianz Funds that is the subject of the regulatory proceedings discussed elsewhere in this subsection. On May 20, 2005, the Trust removed the action to the U.S. District Court for the Central District of California. On May 23, 2005, the Trust filed a Notice of Tag Along Action with the Judicial Panel on Multidistrict Litigation (“JPML”), seeking to transfer the case to the multidistrict litigation proceeding in Maryland (“Maryland MDL”). On June 13, 2005, the JPML issued a Conditional Transfer Order. The plaintiff has opposed the transfer to the Maryland MDL and on July 15, 2005 filed a motion to remand the case to a California state court.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), AGIFM, PEA, AGID, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in a court injunction against AGIFM, PEA or AGID, then Allianz, AGIFM and certain of their affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

13 Repayments by Investment Manager

As part of the settlement with the SEC regarding the Morgan Stanley (P-010121) subpoena (Note 12 Regulatory and Litigation Matters), AGIFM, PEA and AGID agreed to pay jointly disgorgement of $6,602,000.

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review.

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on the ownership of voting stock. The SEC has asked AGIFM to reimburse the certain Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed the certain Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to the certain Funds.

06.30.05  |  Allianz Funds Annual Report  67

Report of Independent Registered Public Accounting Firm

To the Trustees and Institutional and Administrative Class Shareholders of the Allianz Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional and Administrative Class shares present fairly, in all material respects, the financial position of the AMM Asset Allocation Fund, CCM Capital Appreciation Fund, CCM Emerging Companies Fund, CCM Focused Growth Fund, CCM Mid-Cap Fund, NFJ Dividend Value Fund, NFJ International Value Fund, NFJ Large-Cap Value Fund, NFJ Small-Cap Value Fund, OCC Core Equity Fund, OCC Renaissance Fund, OCC Value Fund, PEA Growth Fund, PEA Growth & Income Fund, PEA Opportunity Fund and PEA Target Fund (16 funds of the Allianz Funds, hereafter referred to as the “Funds”) at June 30, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds, for the Institutional and Administrative Class shares, for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian, brokers and transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 25, 2005

68  Allianz Funds Annual Report  |  06.30.05

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2005) regarding the status of qualified dividend income for individuals, the dividend received deduction for corporations, and foreign tax credit.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2005 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2005:

AMM Asset Allocation Fund	22.12%
CCM Capital Appreciation Fund	100.00%
CCM Emerging Companies Fund	21.83%
CCM Focused Growth Fund	100.00%
NFJ Dividend Value Fund	100.00%
NFJ International Value Fund	19.91%
NFJ Large-Cap Value Fund	70.01%
NFJ Small-Cap Value Fund	81.16%
OCC Value Fund	70.44%
PEA Growth & Income Fund	100.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2005 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

AMM Asset Allocation Fund	11.98%
CCM Capital Appreciation Fund	100.00%
CCM Emerging Companies Fund	21.97%
CCM Focused Growth Fund	100.00%
NFJ Dividend Value Fund	100.00%
NFJ Large-Cap Value Fund	72.56%
NFJ Small-Cap Value Fund	78.95%
OCC Value Fund	62.06%
PEA Growth & Income Fund	100.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2006, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2005.

Foreign Tax Credit. The following Funds have elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2005 are as follows:

	NFJ International Value Fund
Country	Gross Foreign Dividends	Foreign Tax
Belgium	0.00434	0.00065
Bermuda	0.13605	—
Brazil	0.02954	0.00184
Canada	0.02010	0.00299
Chile	0.00806	0.00286
China	0.02928	—
France	0.00280	0.00021
Greece	0.00096	—
Ireland	0.00975	—
Italy	0.00195	0.00029
Japan	0.00239	0.00025
Marshall Islands	0.00273	—
Mexico	0.01931	—
Netherlands	0.02992	0.00319
Norway	0.01106	0.00166
Peru	0.00173	0.00007
Russia	0.00286	0.00043
South Africa	0.00603	—
South Korea	0.04828	0.00803
Sweden	0.00779	0.00126

	0.37493	0.02373

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2005. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2006.

06.30.05  |  Allianz Funds Annual Report  69

Trustees and Officers of Allianz Funds (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustee defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is 2187 Atlantic Street, Stamford, Connecticut 06902.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

David C. Flattum* (41) Trustee	09/2004 to present	Chief Operating Officer, General Counsel and Managing Director, Allianz Global Investors of America L.P.	52	Member of Board of Directors of Allianz Dresdner Asset Management U.S. Equities LLC, Cadence Capital Management Inc. and Oppenheimer Group, Inc.

Independent Trustees

Donald P. Carter (78) Trustee	01/1997 to present	Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc. (Chicago advertising agency); Chairman and Director, Moduline Industries, Inc. (a manufacturer of commercial windows and curtain walls).	31	None

Gary A. Childress (71) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	31	None

Theodore J. Coburn (52) Trustee	06/2002 to present	President of Coburn Capital Group and member of Triton Realty Partners; Trustee, Nicholas-Applegate Fund; and Trustee, Bramwell Funds. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	31	None

W. Bryant Stooks (64) Trustee	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments); Director, American Agritec LLC (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	31	None

Gerald M. Thorne (67) Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); Partner, Evergreen Partners (resort real estate); and Director, American Orthodontics Corp. Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando- McGlocklin (small business investment company); and Director, VPI Inc. (plastics company).	31	Member of Board of Directors, American Orthodontics Corp.

*	Trustees serve until their successors are duly elected and qualified.

70  Allianz Funds Annual Report  |  06.30.05

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. (47) President and Chief Executive Officer	12/2004 to present	Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC (formerly Managing Director of Nicholas-Applegate Capital Management LLC).

Newton B. Schott, Jr. (63) Vice President and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, Allianz Global Investors Distributors LLC (“AGID”). Formerly, Executive Vice President, AGID.

Henrik P. Larsen (35) Vice President	02/2000 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

Andrew J. Meyers (44) Vice President	12/2004 to present	Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC.

Jeffrey M. Sargent (42) Vice President	02/1996 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Garlin G. Flynn (59) Assistant Secretary	03/1995 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.

Richard H. Kirk (44) Assistant Secretary	12/2004 to present	Senior Vice President, Associate General Counsel, Allianz Global Investors of America L.P. (since 2004). Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004); Associate General Counsel, Friedman, Billings, Ramsey, Inc.(2000-2002).

John P. Hardaway (48) Treasurer and Principal Financial Accounting Officer	08/1995 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Lawrence Altadonna (39) Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Municipal Advantage Fund, Inc., PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund and PIMCO Global StocksPLUS & Income Fund; Treasurer, Fixed Income SHares; Assistant Treasurer, Premier VIT (formerly PIMCO Advisors VIT). Formerly, Director of Fund Administration, Prudential Investments.

Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Brian S. Shlissel (40) Assistant Treasurer	06/2005 to present	Executive Vice President, Allianz Global Investors Fund Management LLC; Trustee, President and Chief Executive Officer, Premier VIT; President and Chief Executive Officer, Fixed Income SHares, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas Applegate International & Premium Strategy Fund; PIMCO Global StocksPLUS & Income Fund and Municipal Advantage Fund, Inc.

Youse Guia (32) Chief Compliance Officer	09/2004 to present	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer, Allianz Funds, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund, Municipal Advantage Fund, Inc., PIMCO Global StocksPLUS and Income Fund, Fixed Income SHares and Premier VIT. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

**	The officers of the Trust are re-appointed annually by the Board of Trustees.

06.30.05  |  Allianz Funds Annual Report  71

Board Approval of Investment Advisory and Portfolio Management Agreements (Unaudited)

Each year, the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), is required to determine whether to continue the Trust’s advisory agreements. In March 2005, the Board and the Independent Trustees approved the continuation of the Trust’s Amended and Restated Investment Advisory Agreement with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements with Cadence Capital Management LLC, Oppenheimer Capital LLC, NFJ Investment Group, L.P. and PEA Capital LLC (collectively, the “Sub-Advisers”) (collectively, the “Agreements”) for the period ending December 31, 2005, following the recommendation of the Independent Trustees. The material factors and conclusions that formed the basis for the Independent Trustees’ recommendation and the subsequent approval by the Board and the Independent Trustees are required to be in this report and are discussed below.

Review Process

The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the investment manager furnish, such information as may reasonably be necessary to evaluate the terms of the Trust’s advisory agreements. The Trustees began their formal review process in September, 2004. At the September, 2004 Board meeting, in conjunction with the renewal of the Funds’ distribution arrangements, the Independent Trustees informed management that they would be seeking fee breakpoints in connection with the renewal of the Funds’ advisory and/or administration arrangements with the Adviser. After evaluating the Adviser’s assertion that the Funds’ advisory fees were in line with industry peers, the Independent Trustees concluded that breakpoints in the administrative fee with respect to Class A, Class B, Class C, Class D and Class R shares were an effective way to share economies of scale with fund shareholders. The Independent Trustees and the Adviser exchanged a number of proposals concerning fee rates and breakpoints for administrative services before agreeing on the fee reductions with respect to Class A, Class B, Class C, Class D and Class R shares ultimately approved by the Board and the Independent Trustees. The Board and the Independent Trustees each received assistance and advice, including written memoranda, regarding the legal standards applicable to the consideration of advisory arrangements from counsel to the Trust and independent counsel to the Independent Trustees, respectively. The Independent Trustees discussed the continuation of the Agreements with representatives of the Adviser and in private multiple sessions with independent legal counsel at which no representatives of the Adviser were present. The Independent Trustees and Board, in approving the continuation of the Agreements, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their deliberations were made separately in respect of each Fund. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

Materials Reviewed

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Adviser, its affiliates and the Sub-Advisers, including reports on: each Fund’s investment results; portfolio construction; portfolio composition; portfolio trading practices; shareholder services; and other information relating to the nature, extent and quality of services provided by the Adviser, its affiliates and the Sub-Advisers to the Funds. In addition, in connection with its annual consideration of the Agreements, the Board requested and reviewed supplementary information regarding the terms of the Agreements, the Funds’ investment results, advisory fee and total expense comparisons, financial and profitability information regarding the Adviser and its affiliates, descriptions of various functions undertaken by the Adviser, such as compliance monitoring, and information about the personnel providing investment management and administrative services to the Funds. The Board also requested and evaluated performance and expense information for other investment companies compiled by Lipper Inc., a third-party data provider (“Lipper”). In addition, the Independent Trustees retained an independent industry consultant who produced a report addressing, among other things, comparative fee data. The Board and the Independent Trustees also considered information regarding “revenue sharing” arrangements that Allianz Global Investors Distributors LLC (“AGID”), the Trust’s principal underwriter, and its affiliates have entered into with various intermediaries that sell shares of the Funds and payments by the Adviser to those intermediaries for sub-transfer agency services as described in the Trust’s registration statement. The Board also requested and reviewed information relating to the fees paid and services rendered under the Administration Agreement between the Funds and the Adviser, as well as information regarding other so-called “fall-out” benefits to the Adviser and its affiliates due to their other relationships with the Funds. The Board and the Independent Trustees also received and reviewed comparative performance information regarding the Funds at each of the quarterly Board meetings.

Nature, Extent and Quality of Services

Nature and Extent of Services – In considering the continuation of the Agreements for the current year, the Board and the Independent Trustees evaluated the nature and extent of the services provided by the Adviser, its affiliates and the Sub-Advisers. The relevant Sub-Adviser formulates each Fund’s investment policies (subject to the terms of the prospectus), analyzes economic trends, evaluates the risk/return characteristics of each Fund, constructs each Fund’s portfolio, monitors each Fund’s investment performance, and reports to the Board and the Independent Trustees. The Board and the Independent Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds. In this context, the Board and the Independent Trustees considered the in-house research capabilities of the Sub-Advisers as well as other resources available to the Sub-Advisers, including research services available to the Sub-Advisers as a result of securities transactions effected for the Funds and other investment advisory clients of the Sub-Advisers. The Trustees considered the scope and quality of services provided by the Adviser and the Sub-Advisers under the Agreements, and noted that the services required to be provided had expanded over time as a result of

72  Allianz Funds Annual Report  |  06.30.05

regulatory and other developments. The Board and the Independent Trustees considered the managerial and financial resources available to the Adviser and the Sub-Advisers. The Board and the Independent Trustees noted that the standard of care under the Agreements was comparable to that found in many investment advisory agreements, and considered the record of the Adviser in resolving potential disputes arising under its investment advisory agreement with the Trust in the best interests of shareholders.

The Board, including the Independent Trustees, took into account the “unitary fee” structure of the Funds under which (a) certain services ordinarily the financial responsibility of a mutual fund (e.g., custody, transfer agency, legal and accounting services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee and (b) administrative services frequently covered in a mutual fund’s advisory contract are dealt with under the Funds’ Administration Agreement with the Adviser.

Quality of Services – The Board and the Independent Trustees considered the quality of the services provided by the Adviser and the Sub-Advisers and the quality of the resources of each that are available to the Funds. The Board and the Independent Trustees considered the experience and professional qualifications of the personnel of the Adviser, its affiliates and the Sub-Advisers and the size and functions of their staffs as well as the reputations of the Adviser and the Sub-Advisers. The Board and the Independent Trustees considered the complexity of managing the Funds relative to other types of funds. The Board and the Independent Trustees also received and reviewed information regarding the quality of non-investment advisory services provided to the Funds by the Adviser under the Administration Agreement. The Board and the Independent Trustees considered that the scope of the services provided to the Funds by the Adviser and the Sub-Advisers were consistent with the Funds’ operational requirements, including, in addition to their investment objectives, compliance with the Funds’ investment restrictions, tax and reporting requirements and related shareholder services. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that, overall, they were satisfied with the nature, extent and quality of the services provided by the Adviser and the Sub-Advisers (including those provided under the Administration Agreement).

Portfolio Management Services and Performance

In their evaluation of the quality of the portfolio management services provided by the Sub-Advisers, the Board and the Independent Trustees considered the experience of the Funds’ portfolio managers. The Board and the Independent Trustees considered whether the Funds operated within their investment objectives and their record of compliance with their investment restrictions. The Board and the Independent Trustees reviewed information comparing the Funds’ historical performance to relevant market indices and to performance information for other investment companies with similar investment objectives over the 1-, 3-, 5- and 10-year periods (if the Funds were in existence) ended September 30, 2004 derived from data compiled by Lipper. The Board and the Independent Trustees reviewed performance for the period ended December 31, 2004 for each Fund. The Board and the Independent Trustees also took into account steps taken by the Adviser to change the Sub-Adviser for the PEA Renaissance (now OCC Renaissance) and PEA Value (now OCC Value) Funds as well as changes to the portfolio management team for the PEA Growth Fund. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the Adviser’s and the Sub-Advisers’ performance record and process used in managing the Funds was sufficient to merit approval of the continuation of the Agreements.

Management Fees and Expenses

The Board and the Independent Trustees reviewed information, including comparative information provided by Lipper, regarding the advisory, administrative and distribution fees paid to the Adviser and its affiliates and the total expenses borne by the Funds. The Board and the Independent Trustees reviewed the administrative fees paid by the Funds to the Adviser, as well as the distribution (12b-1) fees paid to AGID. They considered the Funds’ management fees relative to their respective peer groups as determined by Lipper and the input provided by the independent industry consultant. The Board and the Independent Trustees considered the anticipated effect of proposed administrative fee reductions for the Funds. The Board and the Independent Trustees also considered the fees that the Sub-Advisers charge other clients with investment objectives similar to the Funds. The Board and the Independent Trustees reviewed materials from the Adviser describing the differences in services provided to these other clients, which noted that typically more services were provided to the Funds than these other clients and that because of the constant issuance and redemption of fund shares, the Funds were more difficult to manage than institutional accounts. The Board and the Independent Trustees noted that the Adviser (not the Funds) pays the Sub-Advisers from its advisory fee. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the fees to be charged under the Agreements represent reasonable compensation to the Adviser in light of the services provided.

Profitability and Possible Economies of Scale

Profitability – The Board and the Independent Trustees reviewed information regarding the cost of services provided by the Adviser, its affiliates and the Sub-Advisers and the profitability (before and after distribution expenses and prior to taxes) of the Adviser’s relationship with the Funds. The Board and the Independent Trustees considered information provided by Lipper regarding the pre- and post-marketing profitability of other investment

06.30.05  |  Allianz Funds Annual Report  73

Board Approval of Investment Advisory and Portfolio Management Agreements (Unaudited) (Cont.)

advisers with publicly-traded parent companies. The Independent Trustees also reviewed and considered a profitability analysis prepared at their direction by PricewaterhouseCoopers LLP, independent accountants for the Funds. The Board and the Independent Trustees recognized that it is difficult to make comparisons of profitability from fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Board and the Independent Trustees considered the impact of fees on the profitability of the Adviser. The Board and the Independent Trustees also considered the effect on the Adviser’s revenues of new breakpoints in the Funds’ administrative fee structure at current asset levels and in light of projected growth. In addition, the Board and the Independent Trustees considered information regarding the direct and indirect benefits the Adviser and the Sub-Advisers receive as a result of their relationships with the Funds, including compensation paid to the Adviser, the Sub-Advisers and their affiliates, including administrative fees paid to the Adviser and 12b-1 fees and sales charges to AGID as well as research provided to the Sub-Advisers in connection with portfolio transactions effected on behalf of the Funds (soft dollar arrangements), and reputational benefits.

Economies of Scale – The Board and the Independent Trustees reviewed the extent to which the Adviser and the Sub-Advisers may realize economies of scale in managing and supporting the Funds. The Board and the Independent Trustees considered the extent to which any economies of scale might be realized (if at all) by the Adviser or the Sub-Advisers across a variety of products and services, including the Funds, and not only in respect of a single Fund.

The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not excessive and that the Adviser and the Sub-Advisers were sharing economies of scale, if any, with the Funds and their shareholders.

Additional Considerations

The Board and the Independent Trustees also considered possible conflicts of interest associated with the provision of investment advisory services by the Adviser and the Sub-Advisers to other clients. The Trustees considered the procedures of the Sub-Advisers designed to fulfill their fiduciary duties to advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Adviser and the Sub-Advisers in these matters. The Board and the Independent Trustees also received and considered information concerning procedures of the Sub-Advisers with respect to the execution of portfolio transactions.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the Agreements, including the fees payable to the Adviser and the Sub-Advisers, are fair and reasonable to the Funds and their shareholders given the scope and quality of the services provided to the Funds and such other considerations as the Trustees considered relevant in the exercise of their reasonable business judgment and that the continuation of the Agreements was in the best interests of the Funds and their shareholders. The Board and Independent Trustees unanimously approved the continuation of the Agreements.

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Allianz Funds

Investment Adviser and Administrator	Allianz Global Investors Fund Management LLC (“AGIFM”) 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Cadence Capital Management LLC, NFJ Investment Group L.P., Oppenheimer Capital LLC, PEA Capital LLC

Distributor	Allianz Global Investors Distributors LLC (“AGID”) 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	Boston Financial Data Services-Midwest (“BFDS”), 330 W. 9th Street, Kansas City, MO 64105

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For Allianz Funds account information contact your financial advisor, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call 1-800-498-5413.

AZ800AR_13143

Allianz Funds

Annual Report

JUNE 30, 2005

NACM Stock Funds

Share Classes	GROWTH STOCK FUND	GLOBAL STOCK FUND

Ins Institutional	NACM Growth Fund	NACM Global Fund
Adm Administrative
	VALUE STOCK FUND	INTERNATIONAL STOCK FUND

	NACM Flex-Cap Value Fund	NACM International Fund

REGIONAL STOCK FUND

NACM Pacific Rim Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

2  NACM Funds Annual Report  |  06.30.05

Letter to Shareholders

Dear Shareholders:

U.S. stocks produced moderate returns over the past year ended June 30, 2005, despite volatility stemming from concerns about rising oil prices and geopolitical unrest. Most of the market’s gains occurred in the fourth quarter of 2004, fueled in part by positive earnings news and improving productivity.

The broader stock market, as measured by the S&P 500 Index, was up 6.32% from July 1, 2004 through June 30, 2005. Value stocks far outperformed growth stocks, while the energy and utilities sectors produced particularly strong returns. International stocks also fared well, with the MSCI EAFE Index returning 14.12% during the reporting period. From quarter to quarter, however, many market segments in the U.S. and abroad experienced considerable swings, moving up one month and down the next.

The results over the past year serve yet again as a reminder of the importance of maintaining a well-diversified portfolio. Investors should keep their focus on the long term, with an asset allocation plan appropriate for their goals and risk tolerance. These tried-and-true principles can help investors weather short-term market volatility.

In other news, I am pleased to report that the NFJ International Value Fund and OCC Core Equity Fund are now available, having opened to investors in March 2005. These new equity funds are managed by NFJ Investment Group and Oppenheimer Capital, respectively, which are both Allianz-owned investment firms.

Finally, I would like to remind you that the PIMCO Funds Multi-Manager Series stock funds were collectively renamed the Allianz Funds on April 1st, as you can see in this report. Our company name also changed to Allianz Global Investors on the same date. Importantly, our entire mutual fund family, which includes both the Allianz Funds and PIMCO Funds (those managed by PIMCO), remains fully exchangeable and is accessible through your financial advisor as in the past.

Should you have any questions concerning this report, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit www.allianzinvestors.com.

As always, thank you for the trust you have placed in us.

Sincerely,

E. Blake Moore, Jr.

President

July 31, 2005

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 888-877-4626. Please read this prospectus carefully before you invest or send money.

NACM Funds Annual Report  |  06.30.05  3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (Institutional, Administrative) is one of the Fund’s oldest share classes. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902, www.allianzinvestors.com, 1-800-498-5413.

Information about how the Funds voted proxies relating to portfolio securities held during the fiscal year July 1, 2004 through June 30, 2005 is available upon request, by calling the Trust at 1-800-498-5413 and on the SEC’s Web site at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-498-5413 and on the SEC’s Web site at http://www.sec.gov.

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-498-5413. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4  NACM Funds Annual Report  |  06.30.05

Important Information About the Funds (cont.)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from 01/01/05 to 06/30/05.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

NACM Funds Annual Report  |  06.30.05  5

A VALUE STOCK FUND

NACM Flex-Cap Value Fund

•	NACM Flex-Cap Value Fund seeks long-term capital appreciation by investing in U.S. companies that are, in the opinion of the manager, undervalued in the market place.

•	The Fund’s Institutional Shares gained 9.30% for the twelve months ended June 30, 2005. The Fund’s benchmark, the Russell 3000 Value Index, returned 14.10% over the same time period.

•	Driven by strength in the latter part of 2004, major U.S. equity indexes posted gains during the twelve-month period. Value stocks (Russell 3000 Value Index) rose 14.10%, outpacing growth stocks (Russell 3000 Growth Index), which advanced 1.90%. While value stocks in all market capitalization ranges performed well, mid-cap value stocks (Russell Midcap Value Index) were the clear winners, up 21.79%.

•	The Fund was underweight energy and utilities, which hurt results versus the benchmark as these sectors were the best performers in the Russell 3000 Value Index. Energy stocks increased amid a more than 50% surge in oil prices, while utilities’ steady earnings and attractive dividend yields captured investor attention. Stock selection and an overweight in information technology, a sector that lagged, was also unfavorable. A notable detractor was Mattson Technology, a maker of semiconductor manufacturing equipment that experienced declining orders.

•	Holdings in the consumer discretionary and health care sectors helped relative performance, driven by positive stock selection. Among the best-performing names were Dixie Group, a manufacturer of floor covering products, and Nektar Therapeutics, a supplier of drug delivery systems. Dixie Group benefited from strong commercial and residential carpet sales. Nektar advanced on improved operating results and favorable news on the development of an inhaled form of insulin for which it is providing the inhalation technology.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
NACM Flex-Cap Value Fund Institutional Class (Inception 07/19/02)	9.30%	—	—	21.34%
NACM Flex-Cap Value Fund Administrative Class (Inception 07/19/02)	8.99%	—	—	21.01%
Russell 3000 Value Index	14.10%	—	—	—
Lipper Multi-Cap Value Fund Average	10.72%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Shares	Admin. Shares	Inst. Shares	Admin Shares
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$962.00	$960.70	$1,020.33	$1,018.99
Expenses Paid During Period	$4.38	$5.69	$4.51	$5.86

For each class of the Fund, expenses are equal to the expense ratio for the class (0.90% for Institutional Class, 1.17% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NACM Flex-Cap Value Fund	Russell 3000 Value Index
7/31/2002	5,000,000	5,000,000
8/31/2002	5,031,083	5,033,500
9/30/2002	4,418,295	4,487,869
10/31/2002	4,800,178	4,801,122
11/30/2002	5,253,108	5,108,874
12/31/2002	5,020,990	4,887,149
1/31/2003	4,903,275	4,767,413
2/28/2003	4,726,703	4,638,217
3/31/2003	4,803,671	4,648,884
4/30/2003	5,224,727	5,060,311
5/31/2003	5,573,344	5,400,364
6/30/2003	5,618,619	5,469,488
7/31/2003	5,763,499	5,564,657
8/31/2003	5,917,434	5,660,369
9/30/2003	5,917,434	5,604,332
10/31/2003	6,379,238	5,955,723
11/30/2003	6,483,371	6,048,037
12/31/2003	6,749,833	6,408,500
1/31/2004	6,988,392	6,529,621
2/29/2004	7,198,886	6,668,702
3/31/2004	7,161,465	6,622,021
4/30/2004	6,936,938	6,445,875
5/31/2004	7,002,425	6,512,268
6/30/2004	7,184,853	6,679,633
7/31/2004	6,946,294	6,567,415
8/31/2004	6,983,715	6,658,702
9/30/2004	7,128,721	6,775,229
10/31/2004	7,367,281	6,887,021
11/30/2004	7,849,078	7,257,542
12/31/2004	8,162,613	7,494,138
1/31/2005	7,985,592	7,347,253
2/28/2005	8,083,937	7,582,365
3/31/2005	7,882,330	7,473,937
4/30/2005	7,675,806	7,319,227
5/31/2005	7,833,158	7,517,578
6/30/2005	7,852,827	7,621,321

Sector Breakdown *

Financial & Business Services	27.9%
Energy	10.7%
Technology	9.5%
Capital Goods	8.7%
Consumer Services	8.0%
Short-Term Instruments	7.7%
Healthcare	6.6%
Other	20.9%

*	% of total investments as of June 30, 2005

6  NACM Funds Annual Report  |  06.30.05

A GLOBAL STOCK FUND

NACM Global Fund

•	NACM Global Fund seeks long-term capital appreciation by investing primarily in the stocks of companies that, in the opinion of the portfolio managers, are leaders in their respective industries or emerging new players with an established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•	The Fund’s Institutional Shares gained 13.34% for the twelve months ended June 30, 2005. This result outperformed the Fund’s benchmark, the MSCI All Country World Free Index, which rose 11.71% during the same time.

•	Global stock markets performed well during the one-year period, largely due to gains in the fourth quarter of 2004. Emerging market equities (MSCI Emerging Markets Free Index) generated the best returns, rising 34.89%. Stocks in non-U.S. developed markets (MSCI EAFE Index) increased 14.12%, and U.S. equities (S&P 500 Index) advanced 6.32%.

•	Stock selection in the United States and the information technology and healthcare sectors drove the Fund’s strong results versus its benchmark. Top-performing positions included U.S. companies Autodesk, a provider of CAD/CAE software development and applications, and Allscripts, a provider of clinical software solutions. Autodesk reported better-than-expected earnings following the reorganization of its sales force and market share gains resulting from more frequent product launches. Allscripts benefited from the trend toward electronic medical records and electronic methods of drug prescription.

•	While the Fund outperformed its benchmark, there were areas of relative weakness. For example, stock selection was unfavorable in the United Kingdom and the financials sector. American International Group, a life insurance and financial services firm, was a major detractor. The company faced a number of challenges during the period, including the departure of its CEO.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
NACM Global Fund Institutional Class (Inception 07/19/02)	13.34%	—	—	20.97%
NACM Global Fund Administrative Class (Inception 07/19/02)	13.11%	—	—	20.68%
MSCI All Country World Free Index	11.71%	—	—	—
Lipper Global Multi-Cap Growth Fund Average	10.62%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Shares	Admin. Shares	Inst. Shares	Admin. Shares
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,019.60	$1,018.40	$1,019.34	$1,018.10
Expenses Paid During Period	$5.51	$6.76	$5.51	$6.76

For each class of the Fund, expenses are equal to the expense ratio for the class (1.10% for Institutional Class, 1.35% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NACM Global Fund	MSCI All Country World Free Index
7/31/2002	5,000,000	5,000,000
8/31/2002	5,060,918	5,013,000
9/30/2002	4,690,722	4,463,074
10/31/2002	5,009,372	4,791,556
11/30/2002	5,309,278	5,053,654
12/31/2002	4,896,587	4,812,595
1/31/2003	4,788,297	4,672,067
2/28/2003	4,665,883	4,590,306
3/31/2003	4,670,591	4,572,863
4/30/2003	5,028,418	4,981,219
5/31/2003	5,400,371	5,271,126
6/30/2003	5,527,494	5,372,332
7/31/2003	5,777,031	5,491,598
8/31/2003	6,106,609	5,621,749
9/30/2003	6,083,068	5,657,728
10/31/2003	6,450,312	6,001,152
11/30/2003	6,487,978	6,092,970
12/31/2003	6,786,805	6,479,264
1/31/2004	6,983,890	6,590,059
2/29/2004	7,170,868	6,711,975
3/31/2004	7,266,884	6,676,402
4/30/2004	6,963,676	6,522,845
5/31/2004	7,019,264	6,577,637
6/30/2004	7,246,670	6,710,505
7/31/2004	6,897,981	6,497,782
8/31/2004	6,897,981	6,540,017
9/30/2004	7,130,441	6,678,012
10/31/2004	7,307,312	6,842,959
11/30/2004	7,888,461	7,218,637
12/31/2004	8,055,414	7,500,164
1/31/2005	7,881,896	7,342,661
2/28/2005	8,218,415	7,600,388
3/31/2005	8,018,607	7,436,220
4/30/2005	7,781,992	7,276,341
5/31/2005	8,055,414	7,417,502
6/30/2005	8,213,157	7,496,127

Country Allocation*

United States	52.0%
Japan	6.8%
United Kingdom	6.2%
Germany	5.0%
Switzerland	4.2%
France	2.9%
Netherlands	2.6%
Thailand	2.1%
Other	18.2%

*	% of total investments as of June 30, 2005

NACM Funds Annual Report  |  06.30.05  7

A GROWTH STOCK FUND

NACM Growth Fund

•	NACM Growth Fund seeks long-term capital appreciation by investing primarily in growth stocks of U.S. companies with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase.

•	The Fund’s Institutional Shares gained 9.47% for the twelve months ended June 30, 2005. This result outperformed the Fund’s benchmark, the Russell 1000 Growth Index, which rose 1.69% over the same time period.

•	The broad U.S. stock market posted a solid advance during the one-year period, with gains concentrated in the fourth quarter of 2004. While outperforming in the second quarter of 2005, the 1.69% full-year increase in large-cap growth stocks (Russell 1000 Growth Index) trailed the 14.05% gain in large-cap value stocks (Russell 1000 Value Index).

•	Stock selection in the information technology, health care and financials sectors drove the Fund’s strong results versus its benchmark. Apple Computer was a top performer on robust sales of its iPod and other music-related items. Health insurer UnitedHealth Group experienced strong enrollment growth and favorable industry-wide trends in premiums and medical costs. Chicago Mercantile Exchange, a futures exchange, advanced on increasing transaction volume. The Fund’s overweight in energy was also favorable, as oil prices jumped more than 50% during the period.

•	Although the Fund outperformed its benchmark by a wide margin, there were pockets of relative weakness. For example, an underweight in utilities–the best-performing sector in the Index–was unfavorable. Amid concerns that rising short-term interest rates and gas prices would dampen economic growth, investors were attracted to utilities’ dependable earnings and high dividend payouts.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
NACM Growth Fund Institutional Class (Inception 07/19/02)	9.47%	—	—	10.24%
NACM Growth Fund Administrative Class (Inception 07/19/02)	9.18%	—	—	9.95%
Russell 1000 Growth Index	1.69%	—	—	—
Lipper Large-Cap Growth Fund Average	2.90%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Shares	Admin. Shares	Inst. Shares	Admin. Shares
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$984.00	$982.30	$1,020.98	$1,019.74
Expenses Paid During Period	$3.79	$5.01	$3.86	$5.11

For each class of the Fund, expenses are equal to the expense ratio for the class (0.77% for Institutional Class, 1.02% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NACM Growth Fund	Russell 1000 Growth Index
7/31/2002	5,000,000	5,000,000
8/31/2002	5,041,398	5,014,950
9/30/2002	4,710,212	4,494,749
10/31/2002	4,963,201	4,907,053
11/30/2002	5,142,594	5,173,555
12/31/2002	4,655,014	4,816,186
1/31/2003	4,567,617	4,699,321
2/28/2003	4,553,818	4,677,742
3/31/2003	4,691,812	4,764,800
4/30/2003	4,981,601	5,117,095
5/31/2003	5,119,595	5,372,514
6/30/2003	5,174,793	5,446,494
7/31/2003	5,317,387	5,582,019
8/31/2003	5,432,383	5,720,849
9/30/2003	5,285,189	5,659,608
10/31/2003	5,510,580	5,977,497
11/30/2003	5,565,777	6,040,075
12/31/2003	5,572,394	6,248,959
1/31/2004	5,721,239	6,376,575
2/29/2004	5,679,377	6,417,085
3/31/2004	5,563,091	6,298,049
4/30/2004	5,423,549	6,224,834
5/31/2004	5,535,183	6,340,858
6/30/2004	5,600,303	6,420,094
7/31/2004	5,293,309	6,057,153
8/31/2004	5,246,795	6,027,237
9/30/2004	5,507,274	6,084,562
10/31/2004	5,702,634	6,179,457
11/30/2004	6,009,627	6,392,024
12/31/2004	6,230,415	6,642,552
1/31/2005	6,011,637	6,421,355
2/28/2005	6,130,539	6,489,421
3/31/2005	6,063,954	6,371,313
4/30/2005	5,821,396	6,250,259
5/31/2005	6,130,539	6,552,771
6/30/2005	6,130,539	6,528,526

Sector Breakdown *

Technology	27.0%
Healthcare	21.4%
Consumer Discretionary	10.7%
Consumer Staples	7.5%
Transportation	5.8%
Energy	5.7%
Consumer Services	5.0%
Capital Goods	4.4%
Short-Term Instruments	2.3%
Other	10.2%

*	% of total investments as of June 30, 2005

8  NACM Funds Annual Report  |  06.30.05

AN INTERNATIONAL STOCK FUND

NACM International Fund

•	NACM International Fund seeks maximum long-term capital appreciation by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index.

•	The Fund’s Institutional Shares rose 19.49% for the twelve months ended June 30, 2005. This result outperformed the MSCI EAFE Index, which gained 14.12% over the same period.

•	During the one-year period, stock prices climbed substantially higher in developed non-U.S. countries, with gains concentrated in the fourth quarter of 2004. European stocks (MSCI Europe Index) advanced 17.41%, outpacing markets in the Pacific region (MSCI Pacific Index), which rose 6.98%.

•	Positive stock selection was the key to the Fund’s strong performance versus its benchmark. Stock selection was especially favorable in Japan and the industrials and financials sectors. Top performers included Cosmo Oil, a Japanese oil importer and refiner, and Vallourec, a French producer of steel tubing. Cosmo Oil experienced margin improvement and gains on the valuation of its inventory amid rising oil prices. Vallourec advanced on strong sales and an improving outlook for 2005, driven in part by robust demand from energy-related companies.

•	Despite the Fund’s strong performance versus the benchmark, there were a few areas of relative weakness. Among them were modestly unfavorable stock selection in Switzerland and the telecommunications services sector. For example, Converium, a global reinsurance company based in Switzerland, underperformed as the need to strengthen its reserves led to a significant operating loss.

•	Country and sector weightings versus the Index had minimal effect on relative results given the Fund’s risk-controlled investment style.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
NACM International Fund Institutional Class (Inception 05/07/01)	19.49%	—	—	9.27%
MSCI EAFE Index	14.12%	—	—	—
Lipper International Multi-Cap Core Fund Average	13.72%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Inst. Shares	Inst. Shares
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,001.20	$1,019.54
Expenses Paid During Period	$5.26	$5.31

Expenses are equal to the expense ratio of 1.06% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NACM International Fund	MSCI EAFE Index
5/31/2001	5,000,000	5,000,000
6/30/2001	4,845,403	4,797,500
7/31/2001	4,711,147	4,710,665
8/31/2001	4,670,464	4,592,428
9/30/2001	4,210,741	4,128,133
10/31/2001	4,377,543	4,233,813
11/30/2001	4,564,687	4,390,041
12/31/2001	4,565,176	4,416,381
1/31/2002	4,376,837	4,181,871
2/28/2002	4,393,214	4,211,563
3/31/2002	4,626,591	4,462,151
4/30/2002	4,696,195	4,473,752
5/31/2002	4,827,213	4,534,595
6/30/2002	4,655,251	4,355,932
7/31/2002	4,229,441	3,926,437
8/31/2002	4,217,158	3,918,584
9/30/2002	3,770,877	3,498,904
10/31/2002	3,946,933	3,687,145
11/30/2002	4,193,195	3,854,910
12/31/2002	4,027,946	3,725,771
1/31/2003	3,891,616	3,570,406
2/28/2003	3,800,729	3,488,644
3/31/2003	3,709,842	3,422,708
4/30/2003	4,127,096	3,762,241
5/31/2003	4,445,200	3,993,619
6/30/2003	4,531,956	4,092,261
7/31/2003	4,643,499	4,192,112
8/31/2003	4,697,205	4,293,981
9/30/2003	4,837,667	4,427,094
10/31/2003	5,106,196	4,703,345
11/30/2003	5,258,959	4,808,700
12/31/2003	5,745,117	5,184,740
1/31/2004	5,867,714	5,258,363
2/29/2004	6,002,992	5,380,883
3/31/2004	6,176,318	5,413,169
4/30/2004	5,964,945	5,295,162
5/31/2004	5,969,173	5,311,577
6/30/2004	6,146,726	5,436,930
7/31/2004	6,002,992	5,261,317
8/31/2004	6,159,408	5,285,519
9/30/2004	6,451,103	5,424,528
10/31/2004	6,641,656	5,610,047
11/30/2004	7,063,206	5,994,896
12/31/2004	7,335,396	6,258,072
1/31/2005	7,218,174	6,143,549
2/28/2005	7,601,400	6,410,180
3/31/2005	7,398,516	6,251,848
4/30/2005	7,236,208	6,111,807
5/31/2005	7,195,632	6,120,974
6/30/2005	7,344,413	6,204,832

Country Allocation*

Japan	27.7%
United Kingdom	19.5%
France	10.7%
Switzerland	7.7%
Germany	7.1%
Sweden	6.0%
Belgium	3.2%
Austria	2.7%
Spain	2.4%
Finland	2.0%
Hong Kong	2.0%
Other	9.0%

*	% of total investments as of June 30, 2005

NACM Funds Annual Report  |  06.30.05  9

A REGIONAL STOCK FUND

NACM Pacific Rim Fund

•	NACM Pacific Rim Fund seeks long-term growth of capital by investing primarily in the equity securities of companies that are tied economically to countries within the Pacific Rim. The Fund invests in both developed and emerging market countries.

•	The Fund’s Institutional Shares advanced 9.94% for the twelve months ended June 30, 2005. This result outperformed the Fund’s benchmark, the MSCI Pacific Index, which returned 6.98% over the same period.

•	During the year, developed countries in the Pacific Rim turned in solid equity performance due to strong gains in the fourth quarter of 2004. Australia (MSCI Australia Index) was the top-performing market, rising 33.31%. Japan (MSCI Japan Index) was the worst performer, declining -2.54%.

•	The Fund’s holdings in emerging Asian countries–countries that are not in its benchmark–helped relative performance. Robust economic growth throughout the region, including China and Taiwan, provided a tailwind for stocks in these markets. An underweight in Japan was also favorable as generally weak economic indicators dampened investor enthusiasm for Japanese equities.

•	Stock selection was another source of relative strength, particularly in Australia, Hong Kong and the consumer discretionary and information technology sectors. One of the best-performing positions was Dickson Concepts, a luxury-goods retailer based in Hong Kong, which benefited from the inflow of mainland Chinese money into the Hong Kong retail market.

•	While the Fund outperformed, there were pockets of relative weakness, such as stock selection in the health care sector and an underweight in Australia. Australian equities outperformed on strong demand from China for the country’s natural resources, such as coal and copper.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
NACM Pacific Rim Fund Institutional Class (Inception 12/31/97)	9.94%	1.39%	—	11.13%
MSCI Pacific Index	6.98%	-2.83%	—	—
Lipper Pacific Region Fund Average	10.99%	-0.08%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Inst. Shares	Inst. Shares
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$992.10	$1,017.21
Expenses Paid During Period	$7.56	$7.65

Expenses are equal to the expense ratio of 1.53% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NACM Pacific Rim Fund	MSCI Pacific Index
12/31/1997	5,000,000	5,000,000
1/31/1998	5,040,000	5,272,000
2/28/1998	5,172,000	5,461,792
3/31/1998	5,064,000	5,161,393
4/30/1998	4,824,000	5,060,230
5/31/1998	4,148,000	4,717,653
6/30/1998	3,872,000	4,709,161
7/31/1998	3,948,000	4,627,692
8/31/1998	3,564,000	4,081,162
9/30/1998	3,844,000	4,068,510
10/31/1998	4,164,000	4,773,990
11/30/1998	4,512,000	4,994,071
12/31/1998	4,672,000	5,133,905
1/31/1999	4,764,000	5,171,896
2/28/1999	4,588,000	5,071,561
3/31/1999	4,928,000	5,711,592
4/30/1999	5,708,000	6,094,269
5/31/1999	5,876,000	5,732,269
6/30/1999	7,104,000	6,260,784
7/31/1999	7,688,000	6,738,482
8/31/1999	7,932,000	6,671,097
9/30/1999	8,100,000	6,979,969
10/31/1999	8,308,000	7,250,792
11/30/1999	9,716,552	7,611,881
12/31/1999	11,326,802	8,110,460
1/31/2000	11,170,823	7,720,346
2/29/2000	12,794,836	7,552,043
3/31/2000	11,675,460	8,076,910
4/30/2000	10,143,199	7,516,372
5/31/2000	9,482,584	7,080,423
6/30/2000	10,290,003	7,627,739
7/31/2000	9,074,287	6,902,341
8/31/2000	10,730,413	7,279,209
9/30/2000	9,647,738	6,896,323
10/31/2000	9,188,977	6,501,164
11/30/2000	8,952,861	6,276,223
12/31/2000	8,331,730	6,030,195
1/31/2001	8,481,658	6,012,105
2/28/2001	8,021,164	5,756,590
3/31/2001	7,421,451	5,486,031
4/30/2001	7,796,272	5,847,560
5/31/2001	8,149,674	5,825,924
6/30/2001	7,924,781	5,548,027
7/31/2001	7,496,415	5,187,960
8/31/2001	7,132,303	5,066,043
9/30/2001	6,414,789	4,537,655
10/31/2001	6,618,263	4,585,754
11/30/2001	6,971,666	4,718,282
12/31/2001	6,885,993	4,510,206
1/31/2002	6,982,375	4,259,890
2/28/2002	7,314,359	4,374,481
3/31/2002	7,732,017	4,692,943
4/30/2002	7,967,618	4,821,530
5/31/2002	8,288,893	5,075,142
6/30/2002	7,817,690	4,811,235
7/31/2002	7,389,684	4,486,957
8/31/2002	7,174,241	4,455,549
9/30/2002	6,667,951	4,237,227
10/31/2002	6,430,964	4,068,585
11/30/2002	6,743,356	4,217,089
12/31/2002	6,430,964	4,103,227
1/31/2003	6,237,065	3,989,158
2/28/2003	6,064,711	3,993,147
3/31/2003	5,720,003	3,875,748
4/30/2003	5,709,231	3,911,405
5/31/2003	6,269,382	4,104,237
6/30/2003	6,797,216	4,365,267
7/31/2003	7,281,962	4,514,559
8/31/2003	7,895,974	4,919,063
9/30/2003	8,079,100	5,192,071
10/31/2003	8,962,415	5,463,098
11/30/2003	8,639,251	5,336,354
12/31/2003	9,188,630	5,702,428
1/31/2004	9,748,781	5,817,046
2/29/2004	9,964,223	5,865,328
3/31/2004	10,492,058	6,433,092
4/30/2004	10,050,401	6,087,635
5/31/2004	9,781,097	5,931,791
6/30/2004	10,028,856	6,176,774
7/31/2004	9,360,984	5,910,555
8/31/2004	9,608,743	5,988,574
9/30/2004	9,651,832	5,965,818
10/31/2004	9,845,730	6,142,406
11/30/2004	10,567,463	6,493,137
12/31/2004	11,113,508	6,802,211
1/31/2005	11,080,757	6,680,451
2/28/2005	11,441,018	6,864,832
3/31/2005	10,971,587	6,697,330
4/30/2005	10,829,666	6,569,411
5/31/2005	10,840,583	6,526,053
6/30/2005	11,026,172	6,607,628

Country Allocation*

Japan	38.8%
Taiwan	10.1%
South Korea	9.5%
Hong Kong	8.9%
Australia	6.2%
United States	6.2%
Thailand	3.7%
China	3.4%
Other	13.2%

*	% of total investments as of June 30, 2005

10  NACM Funds Annual Report  |  06.30.05

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06.30.05  |  NACM Funds Annual Report  11

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
NACM Flex-Cap Value Fund

Institutional Class
06/30/2005	$15.36	$0.21	(a)	$1.22	(a)	$1.43	$0.00	$(0.83)	$(0.83)
06/30/2004	12.41	0.09	(a)	3.33	(a)	3.42	(0.05)	(0.42)	(0.47)
07/19/2002 - 06/30/2003	10.00	0.11	(a)	2.52	(a)	2.63	(0.05)	(0.17)	(0.22)
Administrative Class
06/30/2005	15.31	0.13	(a)	1.25	(a)	1.38	0.00	(0.83)	(0.83)
06/30/2004	12.39	0.05	(a)	3.32	(a)	3.37	(0.03)	(0.42)	(0.45)
07/19/2002 - 06/30/2003	10.00	0.08	(a)	2.52	(a)	2.60	(0.04)	(0.17)	(0.21)

NACM Global Fund

Institutional Class
06/30/2005	$14.34	$0.05	(a)	$1.83	(a)	$1.88	$0.00	$(0.61)	$(0.61)
06/30/2004	11.74	(0.01	)(a)	3.55	(a)	3.54	0.00	(0.95)	(0.95)
07/19/2002 - 06/30/2003	10.00	(0.01	)(a)	1.80	(a)	1.79	(0.05)	0.00	(0.05)
Administrative Class
06/30/2005	14.28	0.02	(a)	1.82	(a)	1.84	0.00	(0.61)	(0.61)
06/30/2004	11.73	(0.04	)(a)	3.53	(a)	3.49	0.00	(0.95)	(0.95)
07/19/2002 - 06/30/2003	10.00	(0.03	)(a)	1.80	(a)	1.77	(0.04)	0.00	(0.04)

NACM Growth Fund

Institutional Class
06/30/2005	$12.04	$0.07	(a)	$1.07	(a)	$1.14	$0.00	$(0.29)	$(0.29)
06/30/2004	11.25	(0.01	)(a)	0.93	(a)	0.92	0.00	(0.13)	(0.13)
07/19/2002 - 06/30/2003	10.00	0.00	(a)	1.25	(a)	1.25	0.00	0.00	0.00
Administrative Class
06/30/2005	11.98	0.04	(a)	1.06	(a)	1.10	0.00	(0.29)	(0.29)
06/30/2004	11.23	(0.04	)(a)	0.92	(a)	0.88	0.00	(0.13)	(0.13)
07/19/2002 - 06/30/2003	10.00	(0.02	)(a)	1.25	(a)	1.23	0.00	0.00	0.00

NACM International Fund

Institutional Class
06/30/2005	$14.54	$0.36	(a)	$2.35	(a)	$2.71	$(0.34)	$(0.62)	$(0.96)
04/01/2004 - 06/30/2004	14.61	0.11	(a)	(0.18	)(a)	(0.07)	0.00	0.00	0.00
3/31/2004	8.98	0.19	(a)	5.73	(a)	5.92	(0.29)	0.00	(0.29)
03/31/2003	11.30	0.13	(a)	(1.56	)(a)	(1.43)	(0.89)	0.00	(0.89)
05/07/2001 - 03/31/2002	12.50	0.09	(a)	(1.22	)(a)	(1.13)	(0.07)	0.00	(0.07)

NACM Pacific Rim Fund

Institutional Class
06/30/2005	$9.31	$0.04	(a)	$0.88	(a)	$0.92	$0.00	$(0.13)	$(0.13)
06/30/2004	6.31	0.01	(a)	2.97	(a)	2.98	0.00	0.00	0.00
06/30/2003	7.30	0.04	(a)	(1.03	)(a)	(0.99)	0.00	0.00	0.00
04/01/2002 - 06/30/2002	7.22	0.00	(6)	0.08		0.08	0.00	0.00	0.00
03/31/2002	6.93	0.05	(6)	0.24		0.29	0.00	0.00	0.00
03/31/2001	25.45	(0.08	)(6)	(7.10)		(7.18)	0.00	(11.34)	(11.34)

12  NACM Funds Annual Report  |  06.30.05  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
NACM Flex-Cap Value Fund

Institutional Class
06/30/2005	$0.01	(a)	$15.97	9.30%	$29,288	0.91	%(4)	1.34%	150%
06/30/2004	0.00		15.36	27.88	1,542	0.96	(b)	0.61	145
07/19/2002 - 06/30/2003	0.00		12.41	26.53	1,202	0.96	*(b)(u)	1.01 *	173
Administrative Class
06/30/2005	0.01	(a)	15.87	8.99	18	1.20	(4)(j)	0.81	150
06/30/2004	0.00		15.31	27.54	16	1.20		0.36	145
07/19/2002 - 06/30/2003	0.00		12.39	26.21	13	1.21	*(c)(v)	0.76 *	173

NACM Global Fund

Institutional Class
06/30/2005	$0.01	(a)	$15.62	13.34%	$1,120	1.15	%(4)(5)	0.37%	148%
06/30/2004	0.01	(a)	14.34	31.10	1,469	1.11	(q)	(0.07)	203
07/19/2002 - 06/30/2003	0.00		11.74	17.96	1,121	1.10	*(m)	(0.08)*	260
Administrative Class
06/30/2005	0.01	(a)	15.52	13.11	17	1.40	(4)(d)	0.13	148
06/30/2004	0.01	(a)	14.28	30.69	15	1.36	(r)	(0.32)	203
07/19/2002 - 06/30/2003	0.00		11.73	17.74	12	1.35	*(n)	(0.33)*	260

NACM Growth Fund

Institutional Class
06/30/2005	$0.00		$12.89	9.47%	$1,202	0.80	%(4)(w)	0.55%	274%
06/30/2004	0.00		12.04	8.22	1,157	0.81	(i)	(0.11)	160
07/19/2002 - 06/30/2003	0.00		11.25	12.50	1,070	0.80	*(o)	0.02 *	167
Administrative Class
06/30/2005	0.00		12.79	9.18	13	1.05	(4)(l)	0.30	274
06/30/2004	0.00		11.98	7.88	12	1.05		(0.36)	160
07/19/2002 - 06/30/2003	0.00		11.23	12.30	11	1.05	*(p)	(0.22)*	167

NACM International Fund

Institutional Class
06/30/2005	$0.00		$16.29	19.49%	$45,195	1.06	%(3)(4)(e)	2.26%	107%
04/01/2004 - 06/30/2004	0.00		14.54	(0.48)	10,255	1.18	(y)(z)	3.06	29
3/31/2004	0.00		14.61	66.48	10,305	1.35	*(1)(2)	1.55 *	163
03/31/2003	0.00		8.98	(19.81)	5,581	1.20		1.33	282
05/07/2001 - 03/31/2002	0.00		11.30	(9.02)	910	1.36	*	0.88 *	244

NACM Pacific Rim Fund

Institutional Class
06/30/2005	$0.00		$10.10	9.94%	$459	1.51	%(4)(x)	0.47%	101%
06/30/2004	0.02	(a)	9.31	47.54	8,273	1.43	(t)	0.07	118
06/30/2003	0.00		6.31	(13.05)	5,592	1.46	(k)(s)	0.63	264
04/01/2002 - 06/30/2002	0.00		7.30	1.11	11,575	1.44	*(f)	0.00 *	66
03/31/2002	0.00		7.22	4.18	11,429	1.45	(g)	0.70	390
03/31/2001	0.00		6.93	(36.44)	2,026	1.78	(h)	(0.60)	1180

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(d)	Ratio of expenses to average net assets excluding trustees’ and tax expenses is 1.34%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.23%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.20%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.57%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.20%.
(i)	Ratio of expenses to average net assets excluding trustees’ expense is 0.80%.
(j)	Ratio of expenses to average net assets excluding trustees’ expense is 1.19%.
(k)	Ratio of expenses to average net assets excluding tax, interest and non-recurring expenses is 1.40%.
(l)	Ratio of expenses to average net assets excluding trustees’ expense is 1.04%.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.44%.
(n)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.66%.
(o)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 7.27%.
(p)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 7.51%.
(q)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.10%.
(r)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.35%.
(s)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.80%.
(t)	Ratio of expenses to average net assets excluding tax expense is 1.40%.
(u)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.00%.
(v)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.24%.
(w)	Ratio of expenses to average net assets excluding trustees’ expense is 0.79%.
(x)	Ratio of expenses to average net assets excluding trustees’ expense is 1.39%.
(y)	The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) do not exceed 1.39% for the period 04/01/2004 to 03/31/2005.
(z)	Ratio of expenses to average net assets excluding the expense offset is 1.40%. Ratio of expenses to average net assets excluding expense reimbursement and expense offset is 1.80%.
(1)	The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) do not exceed 1.25% for the period 04/01/2003 to 07/28/2003 and 1.39% for the period 07/29/2003 to 03/31/2004.
(2)	Ratio of expenses to average net assets excluding the expense offset is 1.39%. Ratio of expenses to average net assets excluding expense reimbursement and expense offset is 1.55%.
(3)	Ratio of expenses to average net assets excluding non-recurring expenses is 0.98%.
(4)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(5)	Ratio of expenses to average net assets excluding trustees’ and tax expenses is 1.09%.
(6)	Prior to April 1, 1999, net investment income per share was calculated by taking the difference in undistributed net investment income per share at the beginning and end of period, adjusted for per share distributions. Beginning April 1, 1999, net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.

See accompanying notes  |  06.30.05  |  NACM Funds Annual Report  13

Statements of Assets and Liabilities

June 30, 2005

Amounts in thousands, except per share amounts	NACM Flex-Cap Value Fund	NACM Global Fund	NACM Growth Fund	NACM International Fund	NACM Pacific Rim Fund
Assets:

Investments, at value	$41,323	$13,752	$3,730	$69,645	$59,056
Cash	0	1	0	12	59
Foreign currency, at value	0	6	0	221	875
Security lending interest receivable	0	0	0	0	3
Receivable for investments sold	152	14	27	20	0
Receivable for Fund shares sold	80	122	8	562	170
Interest and dividends receivable	30	17	3	191	97

	41,585	13,912	3,768	70,651	60,260

Liabilities:

Payable for investments purchased	$117	$29	$23	$8	$0
Payable for Fund shares redeemed	91	0	40	78	2,056
Payable for collateral for securities on loan	1,320	0	0	0	2,405
Accrued investment advisory fee	13	8	2	34	44
Accrued administration fee	7	5	1	29	29
Accrued distribution fee	5	5	1	5	17
Accrued servicing fee	2	3	0	5	12
Other liabilities	0	6	0	15	44

	1,555	56	67	174	4,607

Net Assets	$40,030	$13,856	$3,701	$70,477	$55,653

Net Assets Consist of:

Paid in capital	$39,529	$12,544	$3,323	$68,021	$50,234
Undistributed net investment income	530	520	189	670	349
Accumulated undistributed net realized gain (loss)	(1)	120	64	251	460
Net unrealized appreciation (depreciation)	(28)	672	125	1,535	4,610

	$40,030	$13,856	$3,701	$70,477	$55,653

Net Assets:

Institutional Class	$29,288	$1,120	$1,202	$45,195	$459
Administrative Class	18	17	13	0	0
Other Classes	10,724	12,719	2,486	25,282	55,194

Shares Issued and Outstanding:

Institutional Class	1,834	72	93	2,774	45
Administrative Class	1	1	1	0	0

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$15.97	$15.62	$12.89	$16.29	$10.10
Administrative Class	15.87	15.52	12.79	0.00	0.00

Cost of Investments Owned	$41,352	$13,076	$3,605	$68,104	$54,422

Cost of Foreign Currency Held	$0	$6	$0	$222	$887

14  NACM Funds Annual Report  |  06.30.05  |  See accompanying notes

Statements of Operations

Year Ended June 30, 2005

Amounts in thousands	NACM Flex-Cap Value Fund	NACM Global Fund	NACM Growth Fund	NACM International Fund	NACM Pacific Rim Fund
Investment Income:

Interest	$25	$7	$1	$36	$21
Dividends, net of foreign taxes	198	138	37	1,177	1,021
Security lending income	0	0	0	0	20

Total Income	223	145	38	1,213	1,062

Expenses:

Investment advisory fees	69	64	14	195	465
Administration fees	44	49	11	144	339
Transfer agent fees	0	0	0	8	0
Distribution and/or servicing fees - Other Classes	59	58	14	34	292
Trustees’ fees	1	1	0	1	4
Audit fee	0	0	0	4	0
Custodian fees	0	0	0	41	0
Interest expense	0	0	0	0	7
Tax expense	0	4	0	0	50
Miscellaneous expense	0	0	0	14	0

Total Expenses	173	176	39	441	1,157

Reimbursement by Manager	0	0	0	(47)	0

Net Expenses	173	176	39	394	1,157

Net Investment Income (Loss)	50	(31)	(1)	819	(95)

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	599	645	258	1,195	1,214
Net realized gain (loss) on foreign currency transactions	0	45	0	(127)	734
Net change in unrealized appreciation (depreciation) on investments	(627)	379	(54)	393	2,108
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(6)	(4)

Net Gain (Loss)	(28)	1,069	204	1,455	4,052

Net Increase in Net Assets Resulting from Operations	$22	$1,038	$203	$2,274	$3,957

See accompanying notes  |  06.30.05  |  NACM Funds Annual Report  15

Statements of Changes in Net Assets

	NACM Flex-Cap Value Fund		NACM Global Fund		NACM Growth Fund
Amounts in thousands	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$50	$0	$(31)	$(23)	$(1)	$(13)
Net realized gain	599	364	690	508	258	100
Net change in unrealized appreciation (depreciation)	(627)	393	379	134	(54)	42

Net increase (decrease) resulting from operations	22	757	1,038	619	203	129

Distributions to Shareholders:

From net investment income
Institutional Class	0	(5)	0	0	0	0
Administrative Class	0	0	0	0	0	0
Other Classes	0	(4)	0	0	0	0
From net realized capital gains
Institutional Class	(83)	(41)	(62)	(91)	(28)	(12)
Administrative Class	(1)	0	(1)	(1)	0	0
Other Classes	(331)	(64)	(273)	(101)	(34)	(14)

Total Distributions	(415)	(114)	(336)	(193)	(62)	(26)

Fund Share Transactions:

Receipts for shares sold
Institutional Class	29,438	5	0	0	0	0
Administrative Class	0	0	0	0	0	0
Other Classes	10,412	4,905	9,633	4,758	1,585	1,807
Issued as reinvestment of distributions
Institutional Class	83	45	62	91	28	12
Administrative Class	1	0	1	1	0	0
Other Classes	269	52	227	75	29	10
Cost of shares redeemed
Institutional Class	(1,491)	0	(545)	0	(65)	0
Administrative Class	0	0	0	0	0	0
Other Classes	(4,820)	(551)	(1,901)	(1,037)	(708)	(693)

Net increase resulting from Fund share transactions	33,892	4,456	7,477	3,888	869	1,136

Fund Redemption Fee	10	1	4	2	0	1

Total Increase (Decrease) in Net Assets	33,509	5,100	8,183	4,316	1,010	1,240

Net Assets:

Beginning of period	6,521	1,421	5,673	1,357	2,691	1,451

End of period*	$40,030	$6,521	$13,856	$5,673	$3,701	$2,691

* Including undistributed (overdistributed) net investment income of:	$530	$244	$520	$245	$189	$11

16  NACM Funds Annual Report  |  06.30.05  |  See accompanying notes

	NACM International Fund			NACM Pacific Rim Fund
Amounts in thousands	Year Ended June 30, 2005	Period from April 1, 2004 to June 30, 2004	Year Ended March 31, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$819	$76	$118	$(95)	$(139)
Net realized gain	1,068	73	1,783	1,948	2,846
Net change in unrealized appreciation (depreciation)	387	(202)	1,824	2,104	2,045

Net increase (decrease) resulting from operations	2,274	(52)	3,725	3,957	4,752

Distributions to Shareholders:

From net investment income
Institutional Class	(221)	0	(179)	0	0
Administrative Class	0	0	0	0	0
Other Classes	(3)	0	0	0	0
From net realized capital gains
Institutional Class	(397)	0	0	(42)	0
Administrative Class	0	0	0	0	0
Other Classes	0	0	0	(600)	0

Total Distributions	(621)	0	(179)	(642)	0

Fund Share Transactions:

Receipts for shares sold
Institutional Class	33,982	3	1,004	4,504	84
Administrative Class	0	0	0	0	0
Other Classes	27,394	0	0	32,391	64,538
Issued as reinvestment of distributions
Institutional Class	618	0	179	29	0
Administrative Class	0	0	0	0	0
Other Classes	3	0	0	393	0
Cost of shares redeemed
Institutional Class	(1,489)	(1)	(5)	(12,551)	(73)
Administrative Class	0	0	0	0	0
Other Classes	(1,945)	0	0	(20,518)	(27,333)

Net increase resulting from Fund share transactions	58,563	2	1,178	4,248	37,216

Fund Redemption Fee	6	0	0	20	105

Total Increase (Decrease) in Net Assets	60,222	(50)	4,724	7,583	42,073

Net Assets:

Beginning of period	10,255	10,305	5,581	48,070	5,997

End of period*	$70,477	$10,255	$10,305	$55,653	$48,070

* Including undistributed (overdistributed) net investment income of:	$670	$163	$70	$349	$(207)

See accompanying notes  |  06.30.05  |  NACM Funds Annual Report  17

Schedule of Investments

NACM Flex-Cap Value Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 90.1%

Aerospace 1.1%

AAR Corp. (a)	27,300	$429

Capital Goods 9.0%

3M Co.	13,600	983
Dycom Industries, Inc. (a)	23,500	466
ESCO Technologies, Inc. (a)	4,300	433
General Electric Co.	29,300	1,015
Tyco International Ltd.	24,400	713

		3,610

Communications 3.7%

SBC Communications, Inc.	26,400	627
Verizon Communications, Inc.	24,600	850

		1,477

Consumer Discretionary 2.2%

Charming Shoppes (a)	45,600	425
Hughes Supply, Inc. (a)	16,400	461

		886

Consumer Services 8.3%

Barrett Business Services, Inc. (a)	27,400	412
Comcast Corp. ‘A’ (a)	21,000	645
Concorde Career Colleges, Inc. (a)	6,000	82
Dow Jones & Co., Inc.	12,600	447
Liberty Global, Inc. ‘A’ (a)	11,800	551
Time Warner, Inc. (a)	38,700	647
Viacom, Inc. ‘B’	16,700	535

		3,319

Consumer Staples 4.1%

Altria Group, Inc.	9,300	601
Dean Foods Co. (a)	10,700	377
PepsiCo, Inc.	11,400	615
TreeHouse Foods, Inc. (a)	2,140	61

		1,654

Energy 11.0%

ChevronTexaco Corp.	15,000	839
ConocoPhillips	11,200	644
Exxon Mobil Corp.	43,100	2,477
Freescale Semiconductor, Inc. ‘B’ (a)	21,400	453

		4,413

Financial & Business Services 28.8%

American Express Co.	11,500	612
American International Group, Inc.	15,700	912
Bank of America Corp.	29,398	1,341
Bank of New York Co., Inc.	21,800	627
Citigroup, Inc.	43,900	2,030
City National Corp.	6,300	452
DiamondRock Hospitality Co. (a)(e)	9,600	108
Fieldstone Investment Corp.	3,800	55
Goldman Sachs Group, Inc. (c)	4,500	459
J.P. Morgan Chase & Co. (a)	23,500	830
JER Investment Trust, Inc. (e)	4,900	73
KKR Financial Corp. (e)	23,800	595
Kohlberg Kravis Roberts & Co.	4,150	104
Morgan Stanley Dean Witter & Co.	8,600	451
Newcastle Investment Corp.	5,600	169
North Fork Bancorp., Inc.	19,000	534
Peoples Choice Financial Corp. (e)	5,600	50
U.S. Bancorp (c)	20,700	604
Washington Mutual, Inc.	15,800	643
Wells Fargo & Co.	14,100	868

		11,517

Healthcare 6.8%

CV Therapeutics, Inc. (a)	21,100	473
Nektar Therapeutics, Inc. (a)	24,200	408
Pfizer, Inc.	50,800	1,401
WellPoint, Inc. (a)	6,200	432

		2,714

Materials & Processing 3.7%

Huntsman Corp. (a)	26,700	541
OM Group, Inc. (a)	6,100	151
Smurfit-Stone Container Corp. (a)	37,600	382
Timken Co. (a)	17,800	411

		1,485

Technology 9.8%

Applied Materials, Inc. (a)	26,100	422
Enterasys Networks, Inc. (a)	432,100	389
Intel Corp.	15,900	414
International Business Machines Corp.	11,500	853
Microsoft Corp.	34,300	852
QLogic Corp. (a)(c)	4,300	133
Texas Instruments, Inc. (c)	16,000	449
TIBCO Software, Inc. (a)	63,600	416

		3,928

Transportation 1.1%

Dynamex, Inc. (a)	25,400	433

Utilities 0.5%

Cinergy Corp.	5,000	224

Total Common Stocks (Cost $36,122)		36,089

EXCHANGE-TRADED FUNDS 5.1%

iShares Russell 1000 Value Index Fund	28,100	1,873
iShares Russell 3000 Value Index Fund	1,800	157

Total Exchange-Traded Funds (Cost $2,025)		2,030

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 8.0%

Collateral Invested for Securities on Loan (b) 3.3%

Adirondack 2005-1 Corp.
3.329% due 07/29/2005	$500	499
Canadian Imperial Bank
3.350% due 07/01/2005	572	572
Davis Square Funding IV Corp.
3.265% due 08/09/2005	100	99
ING Belgium S.A.
3.401% due 07/01/2005	150	150

		1,320

Repurchase Agreement 4.7%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Fannie Mae 3.875% due 11/17/2008 valued at $1,925. Repurchase proceeds are $1,884.)	1,884	1,884

Total Short-Term Instruments (Cost $3,205)		3,204

Total Investments (d) 103.2% (Cost $41,352)		$41,323

Other Assets and Liabilities (Net) (3.2%)		(1,293)

Net Assets 100.0%		$40,030

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $1,290; cash collateral of $1,319 was received with which the Fund purchased securities.
(d)	Securities with an aggregate value of $391, which represents 0.98% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(e)	Securities purchased under Rule 144A of the 1993 Securities Act and, unless registered under the act or exempt from registration, may only be sold to qualified institutional investors.

18  NACM Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

NACM Global Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.3%

Barbados 1.0%

Nabors Industries Ltd. (a)	2,200	$133

Belgium 0.6%

KBC Bancassurance Holdings	993	78

Bermuda 2.1%

Jardine Matheson Holdings	4,800	85
Tyco International Ltd.	6,950	203

		288

China 1.9%

Foxconn International Holdings Ltd. (a)	222,000	167
Hopewell Holdings Ltd. (a)	38,000	98

		265

France 2.9%

Pinault-Printemps-Redoute S.A.	932	96
Publicis Groupe S.A. (a)	4,551	134
Sanofi-Synthelabo S.A.	2,049	168

		398

Germany 5.0%

BASF AG	1,650	109
Bayerische Hypo-und Vereinsbank AG (a)	4,416	115
Hugo Boss AG	3,745	123
Hypo Real Estate Holdings AG	3,150	120
Porsche AG (a)	139	104
Stada Arzneimittel AG	3,304	121

		692

Greece 1.5%

Coca Cola Hellenic Bottling Co. S.A.	3,770	102
Public Power Corp.	4,220	105

		207

Hong Kong 1.2%

China Shenhua Energy Co. Ltd. ‘H’ (a)	71,500	69
Global Bio-Chem Technology Group Co. Ltd.	152,000	94

		163

Indonesia 0.8%

PT Indosat Tbk.	211,500	119

Ireland 1.2%

CRH PLC	6,493	172

Israel 1.7%

Israel Chemicals Ltd. (a)	31,210	98
Teva Pharmaceutical Industries Ltd. SP - ADR	4,500	140

		238

Japan 6.7%

Fuji Fire & Marine Insurance	39,000	123
Hokuhoku Financial Group, Inc.	40,000	122
Japan Tobacco, Inc.	10	133
JSR Corp.	5,100	107
Mitsubishi Tokyo Financial Group, Inc.	19	160
Mizuho Financial Group, Inc.	28	126
Nippon Electric Glass Co., Ltd.	6,000	90
NTT Urban Development Corp.	18	73

		934

Malaysia 1.4%

Astro All Asia Networks PLC (a)	64,400	92
Commerce Asset-Holding Bhd.	76,900	102

		194

Netherlands 2.6%

ASML Holding NV (a)	6,613	104
Koninklijke (Royal) Philips Electronics NV (a)	4,677	118
Royal Numico NV (a)	3,535	141

		363

Norway 0.7%

Telenor ASA	11,600	92

Singapore 1.7%

ASE Test Ltd. (a)	13,800	89
StarHub Ltd. (a)	134,000	145

		234

South Korea 1.6%

Kookmin Bank SP - ADR (a)	2,300	105
Samsung Electronics Co., Ltd.	242	115

		220

Spain 0.7%

Abengoa S.A. (a)	8,830	102

Switzerland 4.1%

Roche Holdings AG - Genusschein (a)	1,206	152
SGS S.A.	206	141
STMicroelectronics NV (a)	7,241	115
UBS AG	2,132	166

		574

Thailand 2.1%

Siam Cements Public Co., Ltd. (a)	16,100	94
Siam City Bank Public Co., Ltd.	139,700	88
True Corp. PLC (a)	435,300	110

		292

United Kingdom 6.1%

ARM Holdings PLC	91,302	184
IG Group Holdings PLC (a)	52,264	137
Man Group PLC	4,334	112
Morrison (WM) Supermarkets PLC	36,898	123
Royal Bank of Scotland PLC	6,499	196
Schroders PLC (a)	7,011	95

		847

United States 50.7%

Advance Auto Parts, Inc. (a)	2,100	136
Allscripts Healthcare Solutions, Inc. (a)	6,500	108
American Healthways, Inc. (a)	2,600	110
American International Group, Inc.	3,800	221
Amgen, Inc. (a)	2,300	139
Ansys, Inc. (a)	3,100	110
Boeing Co.	2,300	152
Central Garden and Pet Co. (a)	2,000	98
Coach, Inc. (a)	4,400	148
Comcast Corp. ‘A’ (a)	6,100	187
ConocoPhillips	2,500	144
Countrywide Financial Corp.	3,500	135
Dell, Inc. (a)	5,200	205
Eli Lilly & Co.	2,500	139
EMC Corp. (a)	11,300	155
Exxon Mobil Corp.	5,900	339
Federated Department Stores, Inc.	2,100	154
Fortune Brands, Inc.	1,200	107
Freescale Semiconductor, Inc. ‘B’ (a)	7,128	151
General Electric Co.	10,000	346
Gilead Sciences, Inc. (a)	2,700	119
ITT Industries, Inc.	2,400	234
Kinetic Concepts, Inc. (a)	2,200	132
Lafarge North America, Inc.	1,900	119
McAfee, Inc. (a)	3,600	94
Microsoft Corp.	12,200	303
Morgan Stanley Dean Witter & Co.	1,800	94
News Corp. ‘B’	10,100	170
Nordstrom, Inc.	2,200	150
Orascom Telecom Holding SAE SP - GDR	2,136	107
Oxford Industries, Inc.	2,100	90
Pfizer, Inc.	7,200	199
Praxair, Inc.	3,700	172
QUALCOMM, Inc.	3,900	129
Quiksilver, Inc. (a)	10,500	168
Stericycle, Inc. (a)	2,600	131
Symantec Corp. (a)	8,900	193
Syneron Medical Ltd. (a)	3,500	128
Synthes, Inc.	1,149	126
Texas Instruments, Inc.	5,300	149
TIBCO Software, Inc. (a)	16,200	106
Transocean, Inc. (a)	2,400	130
TurboChef Technologies, Inc. (a)	3,066	55
Wal-Mart Stores, Inc.	3,500	169
Williams Cos., Inc.	6,097	116
Yahoo!, Inc. (a)	4,500	156

		7,023

Total Common Stocks (Cost $12,952)		13,628

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 0.9%

Repurchase Agreement 0.9%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $127. Repurchase proceeds are $124.)	$124	124

Total Short-Term Instruments (Cost $124)		124

Total Investments (b) 99.2% (Cost $13,076)		$13,752

Other Assets and Liabilities (Net) 0.8%		104

Net Assets 100.0%		$13,856

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $5,579, which represents 40.27% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  06.30.05  |  NACM Funds Annual Report  19

Schedule of Investments

NACM Growth Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.5%

Aerospace 2.6%

Lockheed Martin Corp.	800	$52
Raytheon Co.	1,100	43

		95

Building 0.6%

KB Home (a)	300	23

Capital Goods 4.5%

General Electric Co.	3,100	107
Rockwell Automation, Inc.	400	20
Textron, Inc.	500	38

		165

Communications 2.7%

AT&T Corp.	3,000	57
Verizon Communications, Inc.	1,200	42

		99

Consumer Discretionary 10.8%

Abercrombie & Fitch Co. ‘A’	800	55
American Eagle Outfitters, Inc.	1,100	34
Cablevision Systems New York Group ‘A’ (a)	1,100	35
Darden Restaurants, Inc. (a)	1,000	33
Federated Department Stores, Inc.	600	44
Gap, Inc.	1,400	28
Newell Rubbermaid, Inc.	1,700	41
Staples, Inc.	1,650	35
Target Corp.	1,000	54
V.F. Corp.	700	40

		399

Consumer Services 5.0%

Alliance Data Systems Corp. (a)	700	28
Cendant Corp.	2,300	51
Gemstar-TV Guide International, Inc. (a)	7,600	27
Sirius Satellite Radio, Inc. (a)	2,500	16
Time Warner, Inc. (a)	900	15
Viacom, Inc. ‘B’	1,500	48

		185

Consumer Staples 7.5%

Brown-Forman Corp. ‘B’	1,000	61
Gillette Co.	600	30
Kraft Foods, Inc. ‘A’	600	19
Monsanto Co. (a)	800	50
Procter & Gamble Co.	2,000	106
Whole Foods Market, Inc. (a)	100	12

		278

Energy 5.7%

ConocoPhillips	700	40
Diamond Offshore Drilling, Inc.	1,400	75
Pride International, Inc. (a)	1,900	49
Transocean, Inc. (a)	900	49

		213

Financial & Business Services 2.5%

ACE Ltd.	900	40
Chubb Corp.	600	51

		91

Healthcare 21.6%

Abbott Laboratories	500	25
Aetna, Inc. (a)	700	58
Alcon, Inc.	300	33
Amgen, Inc. (a)	1,300	79
Becton Dickinson & Co.	900	47
Cardinal Health, Inc.	500	29
Covance, Inc. (a)	1,100	49
Guidant Corp.	300	20
Humana, Inc. (a)	1,200	48
Invitrogen Corp. (a)	400	33
Johnson & Johnson	1,900	124
Pfizer, Inc.	2,000	55
Schering-Plough Corp. (a)	900	17
Sepracor, Inc. (a)	600	36
UnitedHealth Group, Inc.	2,000	104
WellPoint, Inc. (a)	600	42

		799

Materials & Processing 0.7%

PPG Industries, Inc.	400	25

Technology 27.2%

Adobe Systems, Inc.	1,200	34
Apple Computer, Inc. (a)	1,300	48
Autodesk, Inc.	1,700	58
Broadcom Corp. ‘A’ (a)	500	18
CheckFree Corp. (a)	700	24
Cisco Systems, Inc. (a)	2,500	48
Corning, Inc. (a)	1,800	30
Dell, Inc. (a)	2,900	115
Electronic Data Systems Corp.	1,400	27
EMC Corp. (a)	2,300	32
Emerson Electric Co.	800	50
Intel Corp.	6,400	167
International Business Machines Corp.	1,300	96
Microsoft Corp.	1,600	40
Motorola, Inc.	900	16
NVIDIA Corp. (a)	900	24
Oracle Corp. (a)	6,000	79
PerkinElmer, Inc.	2,400	45
QUALCOMM, Inc.	600	20
VeriSign, Inc. (a)	1,300	37

		1,008

Transportation 5.8%

Burlington Northern Santa Fe Corp.	1,000	47
CNF, Inc.	1,100	49
CSX Corp.	700	30
FedEx Corp.	200	16
Norfolk Southern Corp.	1,400	43
Yellow Roadway Corp. (a)	600	31

		216

Utilities 1.3%

TXU Corp.	600	50

Total Common Stocks (Cost $3,521)		3,646

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 2.3%

Repurchase Agreement 2.3%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $86. Repurchase proceeds are $84.)	$84	84

Total Short-Term Instruments (Cost $84)		84

Total Investments 100.8% (Cost $3,605)		$3,730

Other Assets and Liabilities (Net) (0.8%)		(29)

Net Assets 100.0%		$3,701

Notes to Schedule of Investments:

(a)	Non-income producing security.

20  NACM Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

NACM International Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.0%

Australia 1.6%

BHP Billiton Ltd.	30,200	$412
BlueScope Steel Ltd.	18,500	115
Rinker Group Ltd.	57,300	607

		1,134

Austria 2.7%

OMV AG (a)	3,265	1,421
Voestalpine AG (a)	3,100	217
Wienerberger AG (a)	5,200	241

		1,879

Belgium 3.1%

Compagnie Maritime Belge S.A.	5,867	183
Fortis, Inc.	28,400	786
KBC Bancassurance Holding	15,500	1,223

		2,192

Bermuda 0.2%

Jardine Matheson Holdings	9,600	170

China 0.2%

Hopewell Holdings Ltd. (a)	62,000	159

Finland 2.0%

Nokia Corp.	63,144	1,051
Rautaruukki Oyj (a)	23,400	349

		1,400

France 10.6%

Bull S.A. (a)	75,300	61
Compagnie Generale des Etablissements Michelin ‘B’	1,000	61
Eiffage S.A.	4,450	387
France Telecom S.A.	6,200	180
Neopost S.A. (a)	3,000	264
PSA Peugeot Citroen	6,700	395
Renault S.A.	16,937	1,488
Sanofi-Synthelabo S.A.	9,000	737
Societe Generale S.A.	9,011	914
TotalFinaElf S.A.	8,195	1,918
Vallourec S.A. (a)	2,000	575
Vinci S.A. (a)	5,700	474

		7,454

Germany 7.0%

Celesio AG	9,800	769
Continental AG (a)	5,100	366
Deutsche Bank AG	4,400	343
Deutsche Telekom AG	11,600	214
Hannover Rueckversicherung AG	21,700	816
Hypo Real Estate Holdings AG	5,300	201
Rheinmetall AG (a)	3,100	156
RWE AG ‘A’	25,000	1,605
Salzgitter AG	18,000	487

		4,957

Greece 1.9%

National Bank of Greece S.A.	25,100	857
OPAP S.A.	17,200	494

		1,351

Hong Kong 2.0%

Cathay Pacific Airways Ltd.	163,000	296
CNOOC Ltd.	1,235,000	728
Orient Overseas International Ltd.	80,300	351

		1,375

Ireland 0.3%

Fyffes PLC	60,800	182

Italy 1.9%

Banca Intesa SpA	151,500	692
Capitalia SpA (a)	113,500	633

		1,325

Japan 27.4%

Bridgestone Corp.	3,000	57
Canon, Inc.	27,000	1,415
Daido Steel Co., Ltd.	64,000	286
Daihatsu Motor Co.	19,000	163
Hitachi Metals Ltd.	44,000	306
Honda Motor Co., Ltd.	34,100	1,675
Horiba Ltd. (a)	8,000	172
Ibiden Co., Ltd. (a)	29,900	780
Itochu Corp. (a)	40,000	201
Japan Tobacco, Inc. (a)	116	1,542
JFE Holdings, Inc.	38,200	939
Kawasaki Kisen Kaisha Ltd.	81,000	477
Makita Corp.	25,000	488
Mazda Motor Corp. (a)	148,000	554
Mitsubishi Corp.	93,000	1,258
Mitsui & Co., Ltd. (a)	89,000	839
Mitsui OSK Lines Ltd.	107,000	656
Mitsui Trust Holdings, Inc.	19,000	194
Mizuho Financial Group, Inc.	24	108
Nippon Electric Glass Co., Ltd.	45,000	675
Nippon Steel Corp.	425,000	982
Nippon Yusen Kabushiki Kaisha	131,000	749
Nisshin Steel Co., Ltd.	84,000	210
Orix Corp.	3,200	478
Sanyo Shinpan Finance Co.	2,100	144
Sumitomo Metal Industries Ltd.	651,000	1,106
Takeda Chemical Industries	7,732	382
The Kansai Electric Power Co.	21,600	434
Tokyo Electron Ltd.	8,400	441
Toyo Tire & Rubber Co. Ltd. (a)	41,000	159
Toyota Motor Credit Corp.	14,725	525
Yamaha Motor Co., Ltd.	48,000	878

		19,273

Luxembourg 0.1%

Arcelor S.A.	3,300	64

Netherlands 1.2%

Fortis	23,400	647
ING Groep NV	8,100	228

		875

New Zealand 0.1%

Fltecher Building	20,300	97

Norway 0.1%

Statoil ASA	4,100	83

Singapore 0.4%

StarHub Ltd. (a)	256,000	277

Spain 2.4%

Banco Bilbao Vizcaya Argentaria S.A.	61,200	940
Banco Santander Central Hispano S.A.	3,751	43
Repsol YPF S.A.	8,800	223
Telefonica S.A.	29,028	474

		1,680

Sweden 5.9%

Elekta AB ‘B’ (a)	4,600	191
NCC AB ‘A’	20,400	306
SSAB Svenskt Stal AB ‘A’	29,140	670
Telefonaktiebolaget LM Ericsson ‘B’	131,200	419
TeliaSonera AB	228,500	1,088
Volvo AB ‘B’	37,200	1,510

		4,184

Switzerland 7.6%

Credit Suisse Group	44,400	1,740
Nestle S.A.	472	121
Novartis AG	14,700	698
Sulzer AG	461	190
Swiss Reinsurance Co.	3,200	196
Syngenta AG (a)	6,300	645
UBS AG	18,143	1,414
Zurich Financial Services Group (a)	2,077	356

		5,360

United Kingdom 19.3%

AstraZeneca PLC	419	17
Aviva PLC	9,040	100
Barclays Bank PLC	17,005	169
Barratt Developments PLC	73,700	945
Bellway PLC (a)	23,300	360
BHP Billiton PLC	88,500	1,128
BP PLC	34,001	354
BT Group PLC (a)	34,100	140
Enterprise Inns PLC	88,100	1,314
GlaxoSmithKline PLC	6,826	165
HBOS Treasury Services PLC	77,388	1,190
Inchcape PLC	2,900	107
Next PLC	26,100	703
O2 PLC (a)	194,100	474
Old Mutual PLC (a)	406,000	885
Persimmon PLC	51,800	723
Rolls-Royce Group PLC	109,173	560
Royal Bank of Scotland PLC	25,600	771
SABMiller PLC (a)	6,400	100
Scottish & Southern Energy PLC	5,900	107
Tesco PLC	10,000	57
Vodafone Group PLC	990,541	2,408
Wilson Bowden PLC (a)	8,600	174
Wimpey (George) PLC	82,100	644

		13,595

Total Common Stocks (Cost $67,525)		69,066

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 0.8%

Repurchase Agreement 0.8%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $593. Repurchase proceeds are $579.)	$579	579

Total Short-Term Instruments (Cost $579)		579

Total Investments (b) 98.8% (Cost $68,104)		$69,645

Other Assets and Liabilities (Net) 1.2%		832

Net Assets 100.0%		$70,477

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non income producing security.
(b)	Securities with an aggregate value of $67,496, which represents 95.77% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  06.30.05  |  NACM Funds Annual Report  21

Schedule of Investments

NACM Pacific Rim Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 99.5%

Australia 6.5%

AMP Bank Ltd.	118,104	$579
BHP Billiton Ltd.	84,737	1,157
Foster’s Group Ltd.	77,353	313
Macquarie Infrastructure Group	220,504	695
Rio Tinto Ltd.	10,487	356
Westpac Capital Corp.	35,214	533

		3,633

Cayman Islands 0.5%

Solomon Systech International Ltd. (a)	822,000	290

China 3.6%

Foxconn International Holdings Ltd. (a)	1,057,000	796
Jiangsu Expressway Co., Ltd.	1,238,000	643
Sa Sa International Holdings Ltd.	1,184,000	582

		2,021

Hong Kong 9.5%

China Shenhua Energy Co., Ltd. ‘H’ (a)	485,900	469
Dickson Concepts Ltd.	465,300	949
GOME Electrical Appliances Holdings Ltd.	571,000	496
Henderson Land Development Co., Ltd.	126,000	600
Hong Kong Exchange & Clearing Ltd.	210,000	543
New World Development	543,000	663
Shangri-La Asia Ltd.	369,150	570
Sino Land Co., Ltd.	909,949	966

		5,256

India 2.0%

Associated Cement Co., Ltd. Warrants Exp. 07/28/2006 (a)(e)	66,100	574
Satyam Computer Services Ltd. SP - ADR	20,500	533

		1,107

Indonesia 2.4%

PT Bank Rakyat Indonesia Tbk.	1,607,500	476
PT Indosat Tbk.	1,005,500	568
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk.	1,346,000	299

		1,343

Japan 41.3%

Asahi Glass Co., Ltd.	79,000	826
Canon, Inc.	13,300	697
Circle K Sunkus Co., Ltd.	30,300	680
Fuji Photo Film Co.	21,700	701
Funai Electric Co., Ltd.	6,800	694
Hokuhoku Financial Group, Inc.	290,000	884
Kinden Corp.	107,000	790
Komeri Co., Ltd.	28,800	774
Marubeni Corp.	283,000	965
Mitsubishi Tokyo Financial Group, Inc.	163	1,374
Mizuho Financial Group, Inc.	327	1,470
Murata Manufacturing Co., Ltd.	12,600	638
Nippon Electric Glass Co., Ltd.	58,000	870
Nishi-Nippon City Bank Ltd. (a)	204,000	886
Nissan Motor Co., Ltd.	97,700	966
NTT Urban Development Corp.	187	764
Rohm Co.	8,500	815
Sega Sammy Holdings, Inc.	13,000	794
Sumitomo Mitsui Financial Group, Inc.	225	1,513
Sumitomo Trust & Banking Co.	155,000	938
T & D Holdings, Inc.	11,100	520
THK Co., Ltd.	26,300	540
Tokyo Gas Co., Ltd.	192,000	717
Toppan Printing Co., Ltd.	75,000	791
Toyota Motor Credit Corp.	27,000	964
UFJ Holdings, Inc. (a)	266	1,376

		22,947

Malaysia 3.6%

AMMB Holdings Bhd.	656,060	432
Astro All Asia Networks PLC (a)	383,800	550
Tenaga Nasional Bhd.	356,000	984

		1,966

Netherlands 1.0%

LMA International NV (a)	1,209,000	574

Philippines 2.8%

Ayala Corp.	64,708	364
Philippine Long Distance Telephone Co. SP - ADR (a)	19,300	561
SM Investments Corp.	142,060	647

		1,572

Singapore 1.6%

Singapore Exchange Ltd.	715,000	893

South Korea 10.1%

Cheil Industries, Inc. (a)	32,710	524
Daishin Securities Co.	45,110	601
Hynix Semiconductor, Inc. (a)	42,040	681
Hyundai Engineering & Construction Co., Ltd. (a)	31,080	831
Hyundai Motor Co., Ltd.	9,670	533
Kia Motors Corp.	42,710	562
NHN Corp. (a)	8,460	866
Samsung Electronics Co., Ltd.	1,030	488
Shinhan Financial Group Co., Ltd.	20,430	526

		5,612

Taiwan 10.7%

AU Optronics Corp. SP - ADR (a)(d)	36,600	620
Cathay Financial Holding Co.	232,000	466
E. Sun Financial Holding Co., Ltd. (a)	685,000	547
Eva Airways Corp. (a)	850,853	410
Lite-On Technology Corp. (a)	513,000	588
Siliconware Precision Industries Co. SP - ADR (d)	204,900	1,006
Taiwan Cement Corp. (a)	841,000	520
Taiwan Fertilizer Co., Ltd. (a)	493,000	650
United Microelectronics Corp. SP - ADR (a)(d)	150,694	619
Yageo Corp. (a)	1,408,000	544

		5,970

Thailand 3.9%

Bangkok Bank Public Co., Ltd.	176,300	459
Italian-Thai Development Public Co., Ltd.	1,034,700	240
Siam Cement Public Co.	78,600	432
Siam City Bank Public Co., Ltd.	769,200	461
True Corp. PLC (a)	2,344,900	590

		2,182

Total Common Stocks (Cost $50,738)		55,366

CONVERTIBLE PREFERRED STOCK 0.0%

Singapore 0.0%

City Developments Ltd.
0.000% due 12/31/2049 (b)	32,000	26

Total Preferred Stock (Cost $19)		26

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 6.6%

Collateral Invested for Securities on Loan (c) 4.3%

Adirondack 2005-1 Corp.
3.329% due 07/29/2005	$1,200	1,197
Bavaria TRR Corp.
3.460% due 07/01/2005	100	100
Canadian Imperial Bank
3.351% due 07/01/2005	210	210
Davis Square Funding IV Corp.
3.269% due 08/09/2005	200	199
ING Belgium S.A.
3.400% due 07/01/2005	500	500
Park Sienna LLC
3.317% due 07/20/2005	200	199

		2,405

Repurchase Agreement 2.3%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $1,287. Repurchase proceeds are $1,259.)	1,259	1,259

Total Short-Term Instruments (Cost $3,665)		3,664

Total Investments (f) 106.1% (Cost $54,422)		$59,056

Other Assets and Liabilities (Net) (6.1%)		(3,403)

Net Assets 100.0%		$55,653

Notes to Schedule of Investments

(amounts in thousands, except per share amounts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Security purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $2,212; cash collateral of $2,399 was received with which the Fund purchased securities.
(e)	The Warrants entitle the Fund to purchase 1 share of Associated Cement Co., Ltd. for every warrant held at $0.000001 until July 28, 2006.
(f)	Securities with an aggregate value of $46,661, which represents 83.85% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

22  NACM Funds Annual Report  |  06.30.05  |  See accompanying notes

Notes to Financial Statements

June 30, 2005

1. Organization

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-one separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the Institutional and Administrative Classes (the “Institutional Classes”) of the Funds managed by Nicholas-Applegate Capital Management. Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

        Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

06.30.05  |  NACM Funds Annual Report  23

Notes to Financial Statements (Cont.)

June 30, 2005

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Flex-Cap Value Fund - $209; NACM Global Fund - $10,300; NACM Growth Fund - $95; NACM International Fund - $159,097; and NACM Pacific Rim Fund - $91,135.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. Each Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Kleinwort Wasserstein, an affiliate. The amount paid to Dresdner Kleinwort Wasserstein for the period ended June 30, 2005 was $3,878. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

24  NACM Funds Annual Report  |  06.30.05

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Allianz Global Investors Fund Management LLC (“AGIFM”), formerly known as PA Fund Management LLC, is an indirect subsidiary of Allianz Global Investors of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser has retained its investment management affiliate, Nicholas-Applegate Capital management LLC (the “Sub-Adviser”) to manage each Fund’s investments.

The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee
	All Classes	Inst’l Class	Admin. Class	Class A, B and C3	Class D3	Class R3
NACM Flex-Cap Value Fund	0.65%	0.25%[1]	0.25%[1]	0.40%[2]	0.40%[2]	N/A
NACM Global Fund	0.70%	0.35%[1]	0.35%[1]	0.50%[2]	0.50%[2]	0.50%[2]
NACM Growth Fund	0.50%	0.25%[1]	0.25%[1]	0.40%[2]	0.40%[2]	N/A
NACM International Fund	0.60%	0.45%[1]	N/A	0.60%	0.60%	N/A
NACM Pacific Rim Fund	0.90%	0.45%[1]	N/A	0.60%[2]	0.60%[2]	N/A

(1)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(2)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(3)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D, and R shares. Prior to April 1, 2005, the Administration Fee was subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B, and C shares in excess of $2.5 billion.

Redemption Fees. Investors in Institutional Class and Administrative Class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. Allianz Global Investors Distributors LLC (“AGID”), formerly known as PA Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide

06.30.05  |  NACM Funds Annual Report  25

Notes to Financial Statements (Cont.)

June 30, 2005

services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2005.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2005, AGID received $228,552 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

AGIFM has agreed to waive a portion of the Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class R
NACM Flex-Cap Value Fund	0.96%	1.21%	1.41%	2.16%	2.16%	—
NACM Global Fund	1.10%	1.35%	1.35%	2.30%	2.30%	1.80%
NACM Growth Fund	0.80%	1.05%	1.25%	2.00%	2.00%	—

AGIFM may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	06/30/2003	06/30/2004	06/30/2005
NACM Flex-Cap Value Fund	$84	$0	$0
NACM Global Fund	84	0	0
NACM Growth Fund	84	0	0

Prior to June 1, 2005, each unaffiliated Trustee received an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting was attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees received an additional annual retainer of $3,000, the Chairman of the Independent Trustees received an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees received an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee was compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses.

Effective June 1, 2005, each unaffiliated Trustee receives an annual retainer of $80,000, plus $3,000 for each Board of Trustees meeting attended ($1,000 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $80,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be

26  NACM Funds Annual Report  |  06.30.05

compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with an investigation of a regulatory or investment matters, the Trustee shall be compensated for such services at the rate of $2,500 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Federal Income Tax Matters

As of June 30, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Differences(2)	Accumulated Capital Losses(3)	Post-October Deferral(4)
NACM Flex-Cap Value Fund	$530	$109	$1	$0	$0	$0
NACM Global Fund	527	141	(4)	0	0	(7)
NACM Growth Fund	189	68	0	0	0	0
NACM International Fund	818	476	(6)	0	(160)	(78)
NACM Pacific Rim Fund	568	1,470	(24)	1	(878)	(11)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain foreign currency transactions.
(2)	Adjusted for appreciation/depreciation related to securities on loan.
(3)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in 2010.
(4)	Capital losses realized during the period November 1, 2004 through June 30, 2005 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(5)
NACM Flex-Cap Value Fund	$41,462	$648	$(787)	$(139)
NACM Global Fund	13,097	989	(334)	655
NACM Growth Fund	3,609	238	(117)	121
NACM International Fund	68,239	2,823	(1,417)	1,406
NACM Pacific Rim Fund	54,763	5,896	(1,603)	4,293

(5)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to PFIC mark-to-market and wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended June 30, 2005, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
NACM Flex-Cap Value Fund	$279	$136	$0
NACM Global Fund	255	81	0
NACM Growth Fund	10	52	0
NACM International Fund	368	253	0
NACM Pacific Rim Fund	192	450	0

(6)	Includes short-term capital gains.

06.30.05  |  NACM Funds Annual Report  27

Notes to Financial Statements (Cont.)

June 30, 2005

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Flex-Cap Value Fund				NACM Global Fund				NACM Growth Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,820	$29,438	0	$5	0	$0	0	$0	0	$0	0	$0
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	659	10,412	347	4,905	655	9,633	349	4,758	129	1,585	153	1,807

Issued as reinvestment of distributions

Institutional Class	5	83	3	45	5	62	7	91	2	28	1	12
Administrative Class	0	1	0	0	0	1	0	1	0	0	0	0
Other Classes	17	269	3	52	15	227	5	75	2	29	0	10

Cost of shares redeemed

Institutional Class	(91)	(1,491)	0	0	(35)	(545)	0	0	(5)	(65)	0	0
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	(313)	(4,820)	(38)	(551)	(131)	(1,901)	(76)	(1,037)	(60)	(708)	(58)	(693)

Net increase resulting from Fund share transactions	2,097	$33,892	315	$4,456	509	$7,477	285	$3,888	68	$869	96	$1,136

	NACM International Fund						NACM Pacific Rim Fund
	Year Ended 06/30/2005		Period from 04/01/2004 to 06/30/2004		Year Ended 03/31/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	2,127	$33,982	0	$3	69	$1,004	456	$4,504	10	$84
Administrative Class	0	0	0	0	0	0	0	0	0	0
Other Classes	1,681	27,394	0	0	0	0	3,407	32,391	7,627	64,538

Issued as reinvestment of distributions

Institutional Class	42	618	0	0	14	179	3	29	0	0
Administrative Class	0	0	0	0	0	0	0	0	0	0
Other Classes	0	3	0	0	0	0	42	393	0	0

Cost of shares redeemed

Institutional Class	(100)	(1,489)	0	(1)	0	(5)	(1,303)	(12,551)	(8)	(73)
Administrative Class	0	0	0	0	0	0	0	0	0	0
Other Classes	(121)	(1,945)	0	0	0	0	(2,197)	(20,518)	(3,351)	(27,333)

Net increase resulting from Fund share transactions	3,629	$58,563	0	$2	83	$1,178	408	$4,248	4,278	$37,216

6. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

28  NACM Funds Annual Report  |  06.30.05

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the period ended June 30, 2005, were as follows (amounts in thousands):

	Purchases	Sales
NACM Flex-Cap Value Fund	$48,284	$16,386
NACM Global Fund	20,454	13,326
NACM Growth Fund	8,647	7,848
NACM International Fund	91,510	34,160
NACM Pacific Rim Fund	56,173	50,936

7. Fund Reorganization

NACM International Fund reorganized on October 15, 2004, when the Nicholas-Applegate International Systematic Fund (the “NACM Fund”) reorganized into a corresponding Fund of the Allianz Funds, a Massachusetts business trust. The NACM Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of the NACM International Fund. Prior to October 15, 2004, the NACM Fund bore expenses incurred specifically on its behalf plus an allocation of its share of the Nicholas-Applegate Institutional Funds.

8. Regulatory and Litigation Matters

On September 13, 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), formerly known as PA Fund Management LLC, PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), formerly known as PA Distributors LLC, reached an agreement with the SEC in settlement of a complaint filed against AGIFM, PEA, and AGID in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund and the PEA Target Fund. Under the terms of the settlement, AGIFM, PEA and AGID consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, AGIFM, PEA and AGID agreed to pay a civil monetary penalty of $40,000,000 and disgorgement of $10,000,000. The SEC Order requires AGIFM, PEA and AGID to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1,600,000 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with AGID and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, AGID and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15,000,000 and $3,000,000 for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, AGIFM, PEA and AGID reached an agreement with the SEC in settlement of a subpoena issued to AGID on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, AGIFM, PEA and AGID consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, AGIFM and AGID agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and AGIFM, PEA and AGID agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been AGID’s benefit. Those amounts were paid on September 15, 2004.

In a related action, AGID reached an agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, AGID agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

        Since February, 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts,

06.30.05  |  NACM Funds Annual Report  29

Notes to Financial Statements (Cont.)

June 30, 2005

the return of fees paid under those contracts and restitution. AGIFM, PEA, AGID and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, AGIFM, PEA, AGID, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against AGIFM, PEA and AGID based on essentially the same circumstances as those cited in the 2004 settlements with the Securities and Exchange Commission and New Jersey Attorney General involving alleged “market timing” activities described above. The West Virginia Complaint alleges, among other things, that AGIFM, PEA and AGID improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised by AGIFM and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIFM, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIFM in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

On March 4, 2005, a putative class action lawsuit was filed in the Superior Court of Orange County, California against the Trust on behalf of holders of Class B shares of the Trust. The lawsuit seeks, among other things, relief from the obligation to pay a contingent deferred sales charge, or refunds of such charges already paid, on account of the purported market timing activity in certain Allianz Funds that is the subject of the regulatory proceedings discussed elsewhere in this subsection. On May 20, 2005, the Trust removed the action to the U.S. District Court for the Central District of California. On May 23, 2005, the Trust filed a Notice of Tag Along Action with the Judicial Panel on Multidistrict Litigation (“JPML”), seeking to transfer the case to the multidistrict litigation proceeding in Maryland (“Maryland MDL”). On June 13, 2005, the JPML issued a Conditional Transfer Order. The plaintiff has opposed the transfer to the Maryland MDL and on July 15, 2005 filed a motion to remand the case to a California state court.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), AGIFM, PEA, AGID, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in a court injunction against AGIFM, PEA or AGID, then Allianz, AGIFM and certain of their affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

30  NACM Funds Annual Report  |  06.30.05

Report of Independent Registered Public Accounting Firm

To the Trustees and Institutional and Administrative Class Shareholders of the Allianz Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional and Administrative Class shares present fairly, in all material respects, the financial position of the NACM Flex-Cap Value Fund, NACM Global Fund, NACM Growth Fund, NACM International Fund and NACM Pacific Rim Fund (5 funds of the Allianz Funds, hereafter referred to as the “Funds”) at June 30, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds, for the Institutional and Administrative Class shares, for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the NACM Pacific Rim Fund for the periods ended June 30, 2002, March 31, 2002 and March 31, 2001 were audited by other auditors whose report dated August 9, 2002 expressed an unqualified opinion on those statements. The financial statements of the NACM International Fund for the period ended March 31, 2002 were audited by other auditors whose report dated May 1, 2002 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 25, 2005

06.30.05  |  NACM Funds Annual Report  31

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2005) regarding the status of qualified dividend income for individuals, the dividend received deduction for corporations, and foreign tax credit.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2005 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2005:

NACM Flex-Cap Value Fund	61.95%
NACM Global Fund	48.23%
NACM Growth Fund	100.00%
NACM International Fund	100.00%
NACM Pacific Rim Fund	100.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2005 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

NACM Flex-Cap Value Fund	69.39%
NACM Global Fund	21.36%
NACM Growth Fund	100.00%
NACM Pacific Rim Fund	0.37%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2006, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2005.

Foreign Tax Credit. The following Funds have elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2005 are as follows:

	NACM Global Fund		NACM International Fund		NACM Pacific Rim Fund
Country	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax
Australia	0.00009	0.00001	0.01280	0.00030	0.04953	0.00195
Belgium	0.00258	0.00039	0.02735	0.00406	—	—
Bermuda	0.00451	—	0.00281	—	0.00195	—
Brazil	0.00232	0.00012	—	—	—	—
Canada	0.00030	0.00004	—	—	—	—
Cayman Islands	0.00104	—	0.00018	—	—	—
China	—	—	—	—	0.00414	—
Egypt	0.00057	0.00005	—	—	—	—
Finland	—	—	0.00321	0.00048	—	—
France	0.00766	0.00115	0.03392	0.00515	—	—
Germany	0.01326	0.00199	0.02438	0.00366	—	—
Greece	0.00653	—	0.01106	—	—	—
Hong Kong	0.00388	—	0.00929	—	0.02138	—
India	—	—	—	—	0.00075	—
Indonesia	0.00548	0.00082	—	—	0.01527	0.00229
Ireland	0.00288	—	0.00081	—	—	—
Israel	0.00081	0.00016	—	—	—	—
Italy	—	—	0.00982	0.00147	—	—
Japan	0.00938	0.00066	0.03946	0.00276	0.04329	0.00303
Luxembourg	—	—	0.00324	0.00049	—	—
Mexico	0.00034	—	—	—	—	—
Netherlands	0.00220	0.00033	0.00193	0.00029	—	—
New Zealand	—	—	0.00102	0.00015	—	—
Norway	0.00292	0.00044	0.00106	0.00016	—	—
Philippines	0.00082	0.00012	—	—	0.00257	0.00064
South Korea	0.00282	0.00046	—	—	0.01676	0.00276
Spain	—	—	0.00855	0.00124	—	—
Sweden	—	—	0.02843	0.00426	—	—
Switzerland	0.00887	0.00124	0.02678	0.00402	—	—
Taiwan	—	—	—	—	0.00888	0.00217
Thailand	0.00589	0.00059	—	—	0.00909	0.00091

	0.08515	0.00857	0.24610	0.02849	0.17361	0.01375

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2005.

Shareholders will receive more detailed information along with their Form 1099-DIV in January 2006.

32  NACM Funds Annual Report  |  06.30.05

Trustees and Officers of Allianz Funds (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustee defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is 2187 Atlantic Street, Stamford, Connecticut 06902.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

David C. Flattum* (41) Trustee	09/2004 to present	Chief Operating Officer, General Counsel and Managing Director, Allianz Global Investors of America L.P.	52	Member of Board of Directors of Allianz Dresdner Asset Management U.S. Equities LLC, Cadence Capital Management Inc. and Oppenheimer Group, Inc.

Independent Trustees

Donald P. Carter (78) Trustee	01/1997 to present	Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc. (Chicago advertising agency); Chairman and Director, Moduline Industries, Inc. (a manufacturer of commercial windows and curtain walls).	31	None

Gary A. Childress (71) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	31	None

Theodore J. Coburn (52) Trustee	06/2002 to present	President of Coburn Capital Group and member of Triton Realty Partners; Trustee, Nicholas-Applegate Fund; and Trustee, Bramwell Funds. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	31	None

W. Bryant Stooks (64) Trustee	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments); Director, American Agritec LLC (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	31	None

Gerald M. Thorne (67) Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); Partner, Evergreen Partners (resort real estate); and Director, American Orthodontics Corp. Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); and Director, VPI Inc. (plastics company).	31	Member of Board of Directors, American Orthodontics Corp.

*	Trustees serve until their successors are duly elected and qualified.

06.30.05  |  NACM Funds Annual Report  33

Trustees and Officers of Allianz Funds (Unaudited) (Cont.)

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. (47) President and Chief Executive Officer	12/2004 to present	Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC (formerly Managing Director of Nicholas-Applegate Capital Management LLC).

Newton B. Schott, Jr. (63) Vice President and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, Allianz Global Investors Distributors LLC (“AGID”). Formerly, Executive Vice President, AGID.

Henrik P. Larsen (35) Vice President	02/2000 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

Andrew J. Meyers (44) Vice President	12/2004 to present	Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC.

Jeffrey M. Sargent (42) Vice President	02/1996 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Garlin G. Flynn (59) Assistant Secretary	03/1995 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.

Richard H. Kirk (44) Assistant Secretary	12/2004 to present	Senior Vice President, Associate General Counsel, Allianz Global Investors of America L.P. (since 2004). Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004); Associate General Counsel, Friedman, Billings, Ramsey, Inc.(2000-2002).

John P. Hardaway (48) Treasurer and Principal Financial Accounting Officer	08/1995 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Lawrence Altadonna (39) Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer, Nicholas-Applegate Convertible & Income Fund, Nicholas - Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Municipal Advantage Fund, Inc., PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund and PIMCO Global StocksPLUS & Income Fund; Treasurer, Fixed Income SHares; Assistant Treasurer, Premier VIT (formerly PIMCO Advisors VIT). Formerly, Director of Fund Administration, Prudential Investments.

Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Brian S. Shlissel (40) Assistant Treasurer	06/2005 to present	Executive Vice President, Allianz Global Investors Fund Management LLC; Trustee, President and Chief Executive Officer, Premier VIT; President and Chief Executive Officer, Fixed Income SHares, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas Applegate International & Premium Strategy Fund; PIMCO Global StocksPLUS & Income Fund and Municipal Advantage Fund, Inc.

Youse Guia (32) Chief Compliance Officer	09/2004 to present	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer, Allianz Funds, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund, Municipal Advantage Fund, Inc., PIMCO Global StocksPLUS and Income Fund, Fixed Income SHares and Premier VIT. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

**	The officers of the Trust are re-appointed annually by the Board of Trustees.

34  NACM Funds Annual Report  |  06.30.05

Board Approval of Investment Advisory and Portfolio Management Agreements (Unaudited)

Each year, the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), is required to determine whether to continue the Trust’s advisory agreements. In March 2005, the Board and the Independent Trustees approved the continuation of the Trust’s Amended and Restated Investment Advisory Agreement with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements with Nicholas-Applegate Capital Management LLC (the “Sub-Adviser”) (collectively, the “Agreements”) for the period ending December 31, 2005, following the recommendation of the Independent Trustees. The material factors and conclusions that formed the basis for the Independent Trustees’ recommendation and the subsequent approval by the Board and the Independent Trustees are required to be in this report and are discussed below.

Review Process

The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the investment manager furnish, such information as may reasonably be necessary to evaluate the terms of the Trust’s advisory agreements. The Trustees began their formal review process in September, 2004. At the September, 2004 Board meeting, in conjunction with the renewal of the Funds’ distribution arrangements, the Independent Trustees informed management that they would be seeking fee breakpoints in connection with the renewal of the Funds’ advisory and/or administration arrangements with the Adviser. After evaluating the Adviser’s assertion that the Funds’ advisory fees were in line with industry peers, the Independent Trustees concluded that breakpoints in the administrative fee with respect to Class A, Class B, Class C, Class D and Class R shares were an effective way to share economies of scale with fund shareholders. The Independent Trustees and the Adviser exchanged a number of proposals concerning fee rates and breakpoints for administrative services before agreeing on the fee reductions with respect to Class A, Class B, Class C, Class D and Class R shares ultimately approved by the Board and the Independent Trustees. The Board and the Independent Trustees each received assistance and advice, including written memoranda, regarding the legal standards applicable to the consideration of advisory arrangements from counsel to the Trust and independent counsel to the Independent Trustees, respectively. The Independent Trustees discussed the continuation of the Agreements with representatives of the Adviser and in private multiple sessions with independent legal counsel at which no representatives of the Adviser were present. The Independent Trustees and Board, in approving the continuation of the Agreements, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their deliberations were made separately in respect of each Fund. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

Materials Reviewed

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Adviser, its affiliates and the Sub-Adviser, including reports on: each Fund’s investment results; portfolio construction; portfolio composition; portfolio trading practices; shareholder services; and other information relating to the nature, extent and quality of services provided by the Adviser, its affiliates and the Sub-Adviser to the Funds. In addition, in connection with its annual consideration of the Agreements, the Board requested and reviewed supplementary information regarding the terms of the Agreements, the Funds’ investment results, advisory fee and total expense comparisons, financial and profitability information regarding the Adviser and its affiliates, descriptions of various functions undertaken by the Adviser, such as compliance monitoring, and information about the personnel providing investment management and administrative services to the Funds. The Board also requested and evaluated performance and expense information for other investment companies compiled by Lipper Inc., a third-party data provider (“Lipper”). In addition, the Independent Trustees retained an independent industry consultant who produced a report addressing, among other things, comparative fee data. The Board and the Independent Trustees also considered information regarding “revenue sharing” arrangements that Allianz Global Investors Distributors LLC (“AGID”), the Trust’s principal underwriter, and its affiliates have entered into with various intermediaries that sell shares of the Funds and payments by the Adviser to those intermediaries for sub-transfer agency services as described in the Trust’s registration statement. The Board also requested and reviewed information relating to the fees paid and services rendered under the Administration Agreement between the Funds and the Adviser, as well as information regarding other so-called “fall-out” benefits to the Adviser and its affiliates due to their other relationships with the Funds. The Board and the Independent Trustees also received and reviewed comparative performance information regarding the Funds at each of the quarterly Board meetings.

Nature, Extent and Quality of Services

Nature and Extent of Services – In considering the continuation of the Agreements for the current year, the Board and the Independent Trustees evaluated the nature and extent of the services provided by the Adviser, its affiliates and the Sub-Adviser. The Sub-Adviser formulates each Fund’s investment policies (subject to the terms of the prospectus), analyzes economic trends, evaluates the risk/return characteristics of each Fund, constructs each Fund’s portfolio, monitors each Fund’s investment performance, and reports to the Board and the Independent Trustees. The Board and the Independent Trustees considered information concerning the investment philosophy and investment process used by the Sub-Adviser in managing the Funds. In this context, the Board and the Independent Trustees considered the in-house research capabilities of the Sub-Adviser as well as other resources available to the Sub-Adviser, including research services available to the Sub-Adviser as a result of securities transactions effected for the Funds and other investment advisory clients of the Sub-Adviser. The Trustees considered the scope and quality of services provided by the Adviser and

35  NACM Funds Annual Report  |  06.30.05

Board Approval of Investment Advisory and Portfolio Management Agreements (Unaudited) (Cont.)

the Sub-Adviser under the Agreements, and noted that the services required to be provided had expanded over time as a result of regulatory and other developments. The Board and the Independent Trustees considered the managerial and financial resources available to the Adviser and the Sub-Adviser. The Board and the Independent Trustees noted that the standard of care under the Agreements was comparable to that found in many investment advisory agreements, and considered the record of the Adviser in resolving potential disputes arising under its investment advisory agreement with the Trust in the best interests of shareholders.

The Board, including the Independent Trustees, took into account the “unitary fee” structure of the Funds under which (a) certain services ordinarily the financial responsibility of a mutual fund (e.g., custody, transfer agency, legal and accounting services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee and (b) administrative services frequently covered in a mutual fund’s advisory contract are dealt with under the Funds’ Administration Agreement with the Adviser.

Quality of Services – The Board and the Independent Trustees considered the quality of the services provided by the Adviser and the Sub-Adviser and the quality of the resources of each that are available to the Funds. The Board and the Independent Trustees considered the experience and professional qualifications of the personnel of the Adviser, its affiliates and the Sub-Adviser and the size and functions of their staffs as well as the reputations of the Adviser and the Sub-Adviser. The Board and the Independent Trustees considered the complexity of managing the Funds relative to other types of funds. The Board and the Independent Trustees also received and reviewed information regarding the quality of non-investment advisory services provided to the Funds by the Adviser under the Administration Agreement. The Board and the Independent Trustees considered that the scope of the services provided to the Funds by the Adviser and the Sub-Adviser were consistent with the Funds’ operational requirements, including, in addition to their investment objectives, compliance with the Funds’ investment restrictions, tax and reporting requirements and related shareholder services. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that, overall, they were satisfied with the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser (including those provided under the Administration Agreement).

Portfolio Management Services and Performance

In their evaluation of the quality of the portfolio management services provided by the Sub-Adviser, the Board and the Independent Trustees considered the experience of the Funds’ portfolio managers. The Board and the Independent Trustees considered whether the Funds operated within their investment objectives and their record of compliance with their investment restrictions. The Board and the Independent Trustees reviewed information comparing the Funds’ historical performance to relevant market indices and to performance information for other investment companies with similar investment objectives over the 1-, 3-, 5- and 10-year periods (if the Funds were in existence) ended September 30, 2004 derived from data compiled by Lipper. The Board and the Independent Trustees reviewed performance for the period ended December 31, 2004 for each Fund and for those Funds that had underperformed relative to the benchmark index or peer group provided by Lipper, including the NACM Growth Fund, they discussed with the Adviser the reasons for such underperformance and the Adviser’s plans to monitor and address performance. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the Adviser’s and the Sub-Adviser’s performance record and process used in managing the Funds was sufficient to merit approval of the continuation of the Agreements.

Management Fees and Expenses

The Board and the Independent Trustees reviewed information, including comparative information provided by Lipper, regarding the advisory, administrative and distribution fees paid to the Adviser and its affiliates and the total expenses borne by the Funds. The Board and the Independent Trustees reviewed the administrative fees paid by the Funds to the Adviser, as well as the distribution (12b-1) fees paid to AGID. They considered the Funds’ management fees relative to their respective peer groups as determined by Lipper and the input provided by the independent industry consultant. The Board and the Independent Trustees considered the anticipated effect of proposed administrative fee reductions for the Funds. The Board and the Independent Trustees also considered the fees that the Sub-Adviser charges other clients with investment objectives similar to the Funds. The Board and the Independent Trustees reviewed materials from the Adviser describing the differences in services provided to these other clients, which noted that typically more services were provided to the Funds than these other clients and that because of the constant issuance and redemption of fund shares, the Funds were more difficult to manage than institutional accounts. The Board and the Independent Trustees noted that the Adviser (not the Funds) pays the Sub-Adviser from its advisory fee. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the fees to be charged under the Agreements represent reasonable compensation to the Adviser in light of the services provided.

Profitability and Possible Economies of Scale

Profitability – The Board and the Independent Trustees reviewed information regarding the cost of services provided by the Adviser, its affiliates and the Sub-Adviser and the profitability (before and after distribution expenses and prior to taxes) of the Adviser’s relationship with the Funds. The Board and

36  NACM Funds Annual Report  |  06.30.05

the Independent Trustees considered information provided by Lipper regarding the pre- and post-marketing profitability of other investment advisers with publicly-traded parent companies. The Independent Trustees also reviewed and considered a profitability analysis prepared at their direction by PricewaterhouseCoopers LLP, independent accountants for the Funds. The Board and the Independent Trustees recognized that it is difficult to make comparisons of profitability from fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Board and the Independent Trustees considered the impact of fees on the profitability of the Adviser. The Board and the Independent Trustees also considered the effect on the Adviser’s revenues of new breakpoints in the Funds’ administrative fee structure at current asset levels and in light of projected growth. In addition, the Board and the Independent Trustees considered information regarding the direct and indirect benefits the Adviser and the Sub-Adviser receive as a result of their relationships with the Funds, including compensation paid to the Adviser, the Sub-Adviser and their affiliates, including administrative fees paid to the Adviser and 12b-1 fees and sales charges to AGID as well as research provided to the Sub-Adviser in connection with portfolio transactions effected on behalf of the Funds (soft dollar arrangements), and reputational benefits.

Economies of Scale – The Board and the Independent Trustees reviewed the extent to which the Adviser and the Sub-Adviser may realize economies of scale in managing and supporting the Funds. The Board and the Independent Trustees considered the extent to which any economies of scale might be realized (if at all) by the Adviser or the Sub-Adviser across a variety of products and services, including the Funds, and not only in respect of a single Fund.

The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not excessive and that the Adviser and the Sub-Adviser were sharing economies of scale, if any, with the Funds and their shareholders.

Additional Considerations

The Board and the Independent Trustees also considered possible conflicts of interest associated with the provision of investment advisory services by the Adviser and the Sub-Adviser to other clients. The Trustees considered the procedures of the Sub-Adviser designed to fulfill their fiduciary duties to advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Adviser and the Sub-Adviser in these matters. The Board and the Independent Trustees also received and considered information concerning procedures of the Sub-Adviser with respect to the execution of portfolio transactions.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the Agreements, including the fees payable to the Adviser and the Sub-Adviser, are fair and reasonable to the Funds and their shareholders given the scope and quality of the services provided to the Funds and such other considerations as the Trustees considered relevant in the exercise of their reasonable business judgment and that the continuation of the Agreements was in the best interests of the Funds and their shareholders. The Board and Independent Trustees unanimously approved the continuation of the Agreements.

37  NACM Funds Annual Report  |  06.30.05

(This Page Intentionally Left Blank)

Allianz Funds

Investment Adviser and Administrator	Allianz Global Investors Fund Management LLC (“AGIFM”), 1345 Avenue of the Americas, New York, NY 10105

Sub-Adviser	Nicholas-Applegate Capital Management LLC, 600 West Broadway, San Diego, CA 92101

Distributor	Allianz Global Investors Distributors LLC (“AGID”), 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	Boston Financial Data Services-Midwest (“BFDS”), 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For Allianz Funds account information contact your financial advisor, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call 1-800-498-5413.

AZ801AR_13142

Allianz Funds Annual Report

JUNE 30, 2005

RCM Funds

Share Classes Ins Institutional Adm Administrative	DOMESTIC STOCK FUNDS RCM Large-Cap Growth Fund RCM Targeted Core Growth Fund (Formerly RCM Tax-Managed Growth Fund) RCM Mid-Cap Fund	SECTOR FUNDS RCM Financial Services Fund RCM Global Resources Fund RCM Global Technology Fund

INTERNATIONAL / GLOBAL STOCK FUNDS RCM International Growth Equity Fund RCM Global Small-Cap Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

The RCM Funds are part of the Allianz Funds Trust.

2  RCM Funds Annual Report  |  06.30.05

Letter to Shareholders

Dear Shareholders:

U.S. stocks produced moderate returns over the past year ended June 30, 2005, despite volatility stemming from concerns about rising oil prices and geopolitical unrest. Most of the market’s gains occurred in the fourth quarter of 2004, fueled in part by positive earnings news and improving productivity.

The broader stock market, as measured by the S&P 500 Index, was up 6.32% from July 1, 2004 through June 30, 2005. Value stocks far outperformed growth stocks, while the energy and utilities sectors produced particularly strong returns. International stocks also fared well, with the MSCI EAFE Index returning 14.12% during the reporting period. From quarter to quarter, however, many market segments in the U.S. and abroad experienced considerable swings, moving up one month and down the next.

The results over the past year serve yet again as a reminder of the importance of maintaining a well-diversified portfolio. Investors should keep their focus on the long term, with an asset allocation plan appropriate for their goals and risk tolerance. These tried-and-true principles can help investors weather short-term market volatility.

In other news, I am pleased to report that the NFJ International Value Fund and OCC Core Equity Fund are now available, having opened to investors in March 2005. These new equity funds are managed by NFJ Investment Group and Oppenheimer Capital, respectively, which are both Allianz-owned investment firms.

Finally, I would like to remind you that the PIMCO Funds Multi-Manager Series stock funds were collectively renamed the Allianz Funds on April 1st, as you can see in this report. Our company name also changed to Allianz Global Investors on the same date. Importantly, our entire mutual fund family, which includes both the Allianz Funds and PIMCO Funds (those managed by PIMCO), remains fully exchangeable and is accessible through your financial advisor as in the past.

Should you have any questions concerning this report, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit www.allianzinvestors.com.

As always, thank you for the trust you have placed in us.

Sincerely,

E. Blake Moore, Jr.

President

July 31, 2005

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 888-877-4626. Please read this prospectus carefully before you invest or send money.

RCM Funds Annual Report  |  06.30.05  3

Important Information About the Funds

The inception date on each Fund Summary performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (Institutional, Administrative) is one of the Fund’s oldest share classes. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902, www.allianzinvestors.com, 1-800-498-5413.

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N–Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-498-5413. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information about how the Funds voted proxies relating to portfolio securities held during the year, July 1, 2004 through June 30, 2005, is available without charge, upon request, by calling the Trust at 1-800-498-5413, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the SEC’s Web site at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-498-5413, on the Allianz Global Investors Web site at www.allianzinvestors.com and on the SEC’s Web site at http://www.sec.gov.

4  RCM Funds Annual Report  |  06.30.05

Important Information About the Funds (cont.)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 01/01/05 to 06/30/05.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

RCM Funds Annual Report  |  06.30.05  5

A SECTOR - RELATED STOCK FUND

RCM Financial Services Fund

•	RCM Financial Services Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in the equity securities of financial services companies.

•	The Fund’s Institutional Class Shares returned 7.30% for the year ended June 30, 2005. This return exceeded the 5.83% return of the Fund’s benchmark, the S&P Financials Sector Index, as well as the broad market, as defined as the S&P 500 Index, which gained 6.32% over the period.

•	The U.S. stock market delivered moderate returns for the fiscal year, largely due to gains in the fourth quarter of 2004. Changing investor sentiment led to increased volatility, with smaller-cap, higher beta stocks outperforming one month and larger-cap, lower-beta stocks outperforming the next. At the end of the 12-month period, value stocks led growth stocks and small-caps led large-caps. Stocks in the financial services sector trailed the broad market in this environment.

•	The Fund’s strong relative performance was helped over the reporting period by stock selection in the diversified financials industry. Standouts in this area included Chicago Mercantile Exchange Inc. and AmeriTrade Holding Corporation.

•	Relative performance was also helped by overweight exposure to the banking industry.

•	While the Fund delivered solid absolute and relative performance for the fiscal year, there were some areas of weakness, including weak stock selection in the insurance industry. For example, the Fund saw disappointing results from its investment in Willis Group Holding Ltd. Willis Group and its subsidiaries provide various insurance brokerage and risk management services worldwide.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
RCM Financial Services Fund Institutional Class (Inception 06/30/04)	7.30%	—	—	7.30%
S&P 500 Index	6.32%	—	—	—
S&P Financials Sector Index	5.83%	—	—	—
Lipper Financial Services Fund Average	8.88%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher-than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. The Fund’s portfolio manager considers the S&P Financials Sector Index to be the Fund’s performance benchmark. Comparisons to the S&P 500 Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$984.40	$1,019.64
Expenses Paid During Period	$5.12	$5.21

Expenses are equal to the expense ratio of 1.04% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

MONTH	RCM Financial Services Fund	S&P Financial Sector Index	S&P 500 INDEX
6/30/2004	5,000,000	5,000,000	5,000,000
7/31/2004	4,785,000	4,897,500	4,834,515
8/31/2004	4,875,000	5,062,056	4,854,071
9/30/2004	4,880,000	5,018,522	4,906,643
10/31/2004	4,985,000	5,044,117	4,981,603
11/30/2004	5,205,000	5,193,423	5,183,167
12/31/2004	5,450,000	5,415,701	5,359,543
1/31/2005	5,355,000	5,298,722	5,228,904
2/28/2005	5,300,000	5,270,639	5,338,942
3/31/2005	5,215,000	5,070,354	5,244,400
4/30/2005	5,140,000	5,076,946	5,144,938
5/31/2005	5,235,000	5,216,562	5,308,641
6/30/2005	5,365,000	5,291,680	5,316,176

Sector Breakdown *

Financial & Business Services	83.7%
Short-Term Instruments	6.5%
Consumer Services	4.0%
Exchange-Traded Funds	2.9%
Technology	2.9%

*	% of total investments as of June 30, 2005

6  RCM Funds Annual Report  |  06.30.05

A SECTOR-RELATED STOCK FUND

RCM Global Resources Fund

•	RCM Global Resources Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in the equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries.

•	The Fund’s Institutional Class Shares returned 34.50% for the year ended June 30, 2005. This return exceeded the 28.61% return of the MSCI World Energy & Materials Index, while the MSCI World Index gained 10.59% for the period.

•	The broad global stock market delivered moderate returns for the fiscal year, largely due to gains in the fourth quarter of 2004. Changing investor sentiment led to increased volatility, with smaller-cap, higher beta stocks outperforming one month and larger-cap, lower-beta stocks outperforming the next. At the end of the 12-month period, value stocks led growth stocks and small-caps led large-caps. Energy and materials stocks performed well in this environment, substantially surpassing the broad market.

•	The Fund’s strong relative performance over the reporting period was due in part to its overweight in the energy sector as well as strong stock selection within the energy industry. Energy was one of the top performing sectors for the period, buoyed by rising oil prices. Several of Fund’s holdings in this sector outperformed the benchmark average, including Canadian Natural Resources and Suncor Energy Inc.

•	Relative performance was also helped by an underweight in the materials industry as well as strong stock selection within the industry. Examples of materials’ stocks that performed well over the period include Arch Coal Inc. and Peabody Energy Corp. The Fund’s relative performance was marginally hurt by its lack of exposure to the utilities industry—an area of the market that performed well over the period.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
RCM Global Resources Fund Institutional Class (Inception 06/30/04)	34.50%	—	—	34.50%
MSCI World Index	10.59%	—	—	—
MSCI World Energy & Materials Index	28.61%	—	—	—
Lipper Natural Resources Fund Average	36.91%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. The Fund’s portfolio manager considers the MSCI World Energy & Materials Index to be the Fund’s performance benchmark. Comparisons to the MSCI World Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,154.50	$1,019.39
Expenses Paid During Period	$5.82	$5.46

Expenses are equal to the expense ratio of 1.09% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

MONTH	RCM Global Resources Fund	MSCI World Index	MSCI World Energy & Materials Index
6/30/2004	5,000,000	5,000,000	5,000,000
7/31/2004	5,070,000	4,838,000	5,063,500
8/31/2004	5,065,000	4,861,222	5,068,564
9/30/2004	5,470,000	4,954,558	5,408,664
10/31/2004	5,480,000	5,076,935	5,482,763
11/30/2004	5,910,000	5,346,013	5,897,808
12/31/2004	5,825,000	5,551,835	5,887,782
1/31/2005	5,905,000	5,428,029	5,897,791
2/28/2005	6,800,000	5,602,268	6,623,219
3/31/2005	6,525,000	5,496,385	6,396,043
4/30/2005	6,080,000	5,379,862	6,080,718
5/31/2005	6,220,000	5,479,390	6,122,067
6/30/2005	6,725,000	5,529,252	6,430,619

Country Allocation *

United States	53.5%
Canada	12.5%
United Kingdom	8.4%
France	8.0%
Netherlands	6.0%
Australia	5.3%
Other	6.3%

*	% of total investments as of June 30, 2005

RCM Funds Annual Report  |  06.30.05  7

A GLOBAL STOCK FUND

RCM Global Small-Cap Fund

•	RCM Global Small-Cap Fund seeks long-term capital appreciation by investing at least 80% of its assets in small-cap companies. The Fund will ordinarily invest in companies organized or headquartered in at least three different countries.

•	The Fund’s Institutional Shares returned 15.00% for the year ended June 30, 2005. This return trailed the 15.59% return of the Fund’s benchmark, the MSCI World Small-Cap Index.

•	The global stock market delivered moderate returns for the fiscal year, outperforming the U.S. market. Much of the year’s gains can be traced to the last quarter of 2004, with the market posting negative returns thus far in 2005 due to the rebound of the U.S. dollar. Global small-caps excelled during this period, outperforming the broader market.

•	The Fund delivered strong absolute performance for the fiscal year but trailed its benchmark. The relative performance can be attributed in part to underweight exposure to the strongly performing real estate and utilities industries. Disappointing stock selection in the internet software industry also hurt relative returns.

•	Relative performance was helped over the period by strong stock selection in the retail and media industries. Standout performers in this area included international television broadcasting company—Central European Media Enterprises, and Cortefile S.A., a retailer headquartered in Spain.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
RCM Global Small-Cap Fund Institutional Class (Inception 12/31/96)	15.00%	-1.74%	—	14.81%
MSCI World Small-Cap Index	15.59%	9.67%	—	—
Lipper Global Small/Mid-Cap Growth Fund Average	16.69%	-1.41%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,023.30	$1,017.85
Expenses Paid During Period	$7.02	$7.00

Expenses are equal to the expense ratio of 1.40% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	RCM Global Small-Cap Fund	MSCI World Small-Cap Index
12/31/1996	5,000,000	5,000,000
1/31/1997	5,145,000	5,030,500
2/28/1997	5,005,056	5,021,445
3/31/1997	4,705,253	4,804,017
4/30/1997	4,670,434	4,701,211
5/31/1997	5,365,395	5,154,407
6/30/1997	5,875,644	5,313,678
7/31/1997	6,140,635	5,383,819
8/31/1997	6,160,900	5,245,455
9/30/1997	6,630,976	5,378,689
10/31/1997	6,221,182	5,096,308
11/30/1997	6,206,251	4,861,368
12/31/1997	6,275,140	4,715,527
1/31/1998	6,224,312	4,806,537
2/28/1998	6,914,588	5,224,706
3/31/1998	7,536,901	5,369,430
4/30/1998	7,853,451	5,404,868
5/31/1998	7,694,811	5,268,125
6/30/1998	7,892,568	5,134,842
7/31/1998	7,762,340	4,891,964
8/31/1998	6,098,871	4,079,898
9/30/1998	6,047,640	4,071,738
10/31/1998	6,353,046	4,358,388
11/30/1998	7,071,576	4,591,562
12/31/1998	7,483,848	4,687,985
1/31/1999	7,550,455	4,691,266
2/28/1999	7,024,188	4,480,159
3/31/1999	7,187,852	4,641,893
4/30/1999	7,532,868	4,995,141
5/31/1999	7,532,868	4,934,700
6/30/1999	8,567,131	5,206,602
7/31/1999	8,730,764	5,332,081
8/31/1999	9,009,275	5,351,810
9/30/1999	9,293,968	5,336,290
10/31/1999	9,868,335	5,269,052
11/30/1999	12,736,073	5,492,987
12/31/1999	15,315,128	5,878,045
1/31/2000	15,996,651	5,923,306
2/29/2000	19,507,917	6,638,842
3/31/2000	18,774,419	6,391,877
4/30/2000	16,376,926	5,933,579
5/31/2000	14,726,131	5,819,655
6/30/2000	17,641,905	6,249,145
7/31/2000	15,683,654	5,961,684
8/31/2000	17,426,108	6,370,060
9/30/2000	16,803,996	6,161,122
10/31/2000	14,706,857	5,865,388
11/30/2000	12,347,877	5,577,397
12/31/2000	13,190,003	5,783,761
1/31/2001	13,543,495	5,998,917
2/28/2001	11,952,134	5,825,548
3/31/2001	10,735,407	5,506,891
4/30/2001	11,676,902	5,943,587
5/31/2001	11,882,415	6,011,344
6/30/2001	11,465,343	5,998,119
7/31/2001	10,715,509	5,799,581
8/31/2001	9,943,993	5,787,982
9/30/2001	8,443,444	5,030,914
10/31/2001	8,931,475	5,367,985
11/30/2001	9,561,144	5,706,705
12/31/2001	9,886,223	5,854,509
1/31/2002	9,482,865	5,734,492
2/28/2002	9,200,276	5,685,748
3/31/2002	9,901,337	6,130,942
4/30/2002	10,071,195	6,230,264
5/31/2002	9,972,111	6,214,688
6/30/2002	9,391,761	5,893,389
7/31/2002	8,457,539	5,253,367
8/31/2002	8,563,701	5,229,201
9/30/2002	8,047,048	4,834,919
10/31/2002	8,245,216	4,893,905
11/30/2002	8,613,243	5,170,411
12/31/2002	8,167,364	4,935,674
1/31/2003	7,997,506	4,848,313
2/28/2003	7,877,189	4,764,437
3/31/2003	7,905,499	4,776,348
4/30/2003	8,528,314	5,270,700
5/31/2003	9,292,677	5,822,016
6/30/2003	9,667,781	6,012,396
7/31/2003	10,163,202	6,254,094
8/31/2003	10,913,411	6,646,225
9/30/2003	11,217,740	6,771,175
10/31/2003	12,321,821	7,369,069
11/30/2003	12,385,518	7,501,712
12/31/2003	12,845,551	7,817,535
1/31/2004	13,340,972	8,153,689
2/29/2004	13,510,831	8,322,470
3/31/2004	13,843,470	8,558,828
4/30/2004	13,539,140	8,171,113
5/31/2004	13,418,824	8,209,436
6/30/2004	14,055,793	8,575,577
7/31/2004	13,432,979	8,134,878
8/31/2004	13,270,198	8,125,441
9/30/2004	13,914,245	8,424,620
10/31/2004	14,169,032	8,671,461
11/30/2004	15,145,719	9,364,224
12/31/2004	15,796,843	9,750,405
1/31/2005	15,641,140	9,627,257
2/28/2005	16,249,799	9,939,854
3/31/2005	15,761,456	9,714,717
4/30/2005	15,131,564	9,334,483
5/31/2005	15,683,604	9,626,932
6/30/2005	16,164,870	9,912,852

Country Allocation *

United States	47.9%
Japan	9.3%
United Kingdom	6.8%
Germany	4.5%
Switzerland	4.0%
Austria	3.5%
France	2.9%
Netherlands	2.6%
Other	18.5%

*	% of total investments as of June 30, 2005

8  RCM Funds Annual Report  |  06.30.05

A SECTOR-RELATED STOCK FUND

RCM Global Technology Fund

•	RCM Global Technology Fund seeks long-term capital appreciation by investing at least 80% of its assets in technology companies. Normally, the Fund invests in at least three different countries, with up to 50% of the assets invested in non-U.S. issuers.

•	The Fund’s Institutional Shares returned 3.72% for the year ended June 30, 2005. This return exceeded the 0.46% return of the NASDAQ Composite Index, as well as the -5.86% return of the Goldman Sachs Technology Index.

•	The global stock market delivered moderate returns for the fiscal year, outperforming the U.S. market. Much of the year’s gains can be traced to the last six months of 2004, with the market producing disappointing returns thus far in 2005. Technology struggled in this environment, significantly trailing the broader market.

•	Strong stock selection in semiconductors helped the Fund’s relative performance over the reporting period. In particular, the Fund saw positive contributions from its investment in Marvell Technology, Broadcom, and Taiwan Semiconductor.

•	Stock selection was also strong for the Fund in the communications equipment sector. Standouts for the Fund included Comverse Technology and Corning.

•	While the Fund delivered strong relative returns, there were some areas of weakness compared to the Index. For example, poor stock selection in software hurt relative performance. In particular, the Fund’s investment in Veritas Software delivered disappointing results and was sold from the portfolio.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
RCM Global Technology Fund Institutional Class (Inception 12/27/95)	3.72%	-13.25%	—	16.46%
RCM Global Technology Fund Administrative Class (Inception 03/31/05)	—	—	—	3.63	%*
NASDAQ Composite Index	0.46%	-12.30%	—	—
Goldman Sachs Technology Index	-5.86%	-18.30%	—	—
Lipper Science & Technology Fund Average	-2.92%	-18.73%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. The Fund’s portfolio manager considers the Goldman Sachs Technology Index to be the Fund’s performance benchmark. Comparisons to the NASDAQ Composite Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. *Cumulative since inception

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/05**)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$937.20	$1,036.30	$1,018.45	$1,008.44
Expenses Paid During Period	$6.15	$3.68	$6.41	$3.63

For each class of the Fund, expenses are equal to the expense ratio for the class (1.28% for Institutional Class, 1.50% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for the Institutional Shares and 88/365 (to reflect the period since the Administrative Shares commenced operation on 03/31/05) for the Administrative Shares.

**	Administrative shares have a Beginning Account Value date of 04/01/05.

Change in Value  For periods ended 06/30/05

	RCM Global Technology Fund	NASDAQ Composite Index	Goldman Sachs Technology Index
12/31/1995	5,000,000	5,000,000	5,000,000
1/31/1996	5,164,500	5,036,500	5,114,500
2/29/1996	5,309,106	5,227,887	5,457,172
3/31/1996	5,289,462	5,234,160	5,255,256
4/30/1996	5,767,630	5,657,604	5,860,662
5/31/1996	5,941,812	5,908,802	6,071,645
6/30/1996	5,667,895	5,631,088	5,761,384
7/31/1996	5,115,275	5,134,989	5,375,948
8/31/1996	5,364,389	5,424,603	5,621,091
9/30/1996	5,912,093	5,830,363	6,263,582
10/31/1996	5,827,550	5,804,709	6,219,737
11/30/1996	6,360,771	6,142,543	7,053,181
12/31/1996	6,321,970	6,135,172	6,825,364
1/31/1997	6,818,877	6,557,272	7,567,963
2/28/1997	6,156,764	6,220,884	6,970,851
3/31/1997	5,760,268	5,805,951	6,603,487
4/30/1997	5,835,728	5,992,322	7,193,178
5/31/1997	6,698,832	6,654,474	7,923,286
6/30/1997	6,904,486	6,852,777	8,023,119
7/31/1997	7,817,950	7,573,689	9,458,455
8/31/1997	7,853,130	7,542,637	9,238,073
9/30/1997	8,515,149	8,010,280	9,513,368
10/31/1997	7,963,368	7,572,919	8,694,267
11/30/1997	7,847,899	7,606,240	8,833,375
12/31/1997	8,034,679	7,462,482	8,409,373
1/31/1998	7,958,349	7,695,312	8,844,979
2/28/1998	8,885,497	8,413,284	9,802,890
3/31/1998	9,383,973	8,722,893	9,959,736
4/30/1998	10,188,180	8,878,160	10,523,457
5/31/1998	9,577,908	8,452,897	9,802,601
6/30/1998	10,499,303	9,003,180	10,651,506
7/31/1998	10,182,224	8,896,943	10,885,839
8/31/1998	8,515,394	7,123,782	8,912,236
9/30/1998	8,861,970	8,048,449	10,177,774
10/31/1998	9,694,995	8,417,068	10,925,840
11/30/1998	10,986,369	9,263,825	12,196,515
12/31/1998	12,939,745	10,419,024	14,193,085
1/31/1999	14,874,237	11,906,860	16,471,075
2/28/1999	13,428,461	10,872,154	14,491,252
3/31/1999	15,049,277	11,696,263	15,727,356
4/30/1999	15,845,383	12,083,410	16,222,767
5/31/1999	15,260,689	11,740,241	16,042,695
6/30/1999	17,020,246	12,765,164	17,927,711
7/31/1999	17,387,883	12,539,221	17,753,813
8/31/1999	18,556,349	13,018,219	18,675,235
9/30/1999	20,026,012	13,050,764	18,860,120
10/31/1999	23,075,974	14,097,436	19,527,768
11/30/1999	28,288,836	15,853,976	22,253,845
12/31/1999	36,611,412	19,338,680	26,769,150
1/31/2000	37,328,995	18,725,644	25,114,817
2/29/2000	51,532,678	22,319,095	29,668,133
3/31/2000	46,420,636	21,729,871	30,997,265
4/30/2000	41,295,798	18,346,530	28,294,304
5/31/2000	37,244,680	16,161,458	25,173,442
6/30/2000	43,174,034	18,847,493	28,267,258
7/31/2000	42,280,331	17,901,349	26,947,177
8/31/2000	50,774,450	19,988,646	30,450,310
9/30/2000	47,849,841	17,454,085	25,517,360
10/31/2000	41,969,096	16,014,123	23,588,247
11/30/2000	34,456,628	12,346,889	18,184,180
12/31/2000	31,365,868	11,741,892	16,623,977
1/31/2001	33,241,547	13,177,925	19,350,310
2/28/2001	24,130,039	10,227,388	13,982,534
3/31/2001	20,664,965	8,746,462	12,038,962
4/30/2001	22,367,759	10,058,431	14,335,995
5/31/2001	21,090,560	10,031,273	13,762,556
6/30/2001	20,360,826	10,271,021	13,796,962
7/31/2001	18,408,223	9,635,245	12,814,618
8/31/2001	15,965,452	8,581,149	11,143,592
9/30/2001	13,577,020	7,124,070	8,888,129
10/31/2001	15,640,727	8,033,813	10,314,674
11/30/2001	18,196,422	9,176,222	12,070,231
12/31/2001	19,037,097	9,270,737	11,855,381
1/31/2002	18,307,976	9,192,863	11,842,340
2/28/2002	15,552,626	8,230,370	10,257,835
3/31/2002	17,142,104	8,771,928	10,988,193
4/30/2002	15,172,476	8,025,437	9,642,139
5/31/2002	14,175,644	7,681,146	9,246,812
6/30/2002	12,891,483	6,956,046	7,936,538
7/31/2002	11,669,660	6,314,698	7,132,567
8/31/2002	11,389,139	6,250,920	7,038,417
9/30/2002	10,061,341	5,572,070	5,783,467
10/31/2002	11,694,595	6,321,513	7,045,998
11/30/2002	13,122,134	7,030,155	8,276,934
12/31/2002	11,351,736	6,348,933	7,068,502
1/31/2003	11,326,801	6,279,730	7,004,885
2/28/2003	11,276,931	6,358,854	7,107,857
3/31/2003	11,189,658	6,376,023	7,025,406
4/30/2003	12,430,183	6,961,342	7,756,751
5/31/2003	14,562,140	7,587,167	8,620,077
6/30/2003	15,335,130	7,714,631	8,596,803
7/31/2003	16,369,939	8,248,484	9,089,400
8/31/2003	17,429,684	8,607,293	9,714,750
9/30/2003	17,685,270	8,495,398	9,570,001
10/31/2003	19,505,537	9,186,074	10,499,248
11/30/2003	19,330,991	9,319,272	10,698,733
12/31/2003	19,193,848	9,524,296	10,861,354
1/31/2004	20,490,476	9,822,406	11,371,838
2/29/2004	19,829,694	9,649,532	11,046,603
3/31/2004	19,786,058	9,480,665	10,739,508
4/30/2004	18,713,846	9,128,932	10,112,320
5/31/2004	19,817,227	9,445,706	10,668,498
6/30/2004	20,453,074	9,735,689	10,927,742
7/31/2004	18,227,610	8,973,385	9,891,793
8/31/2004	17,710,205	8,739,180	9,392,257
9/30/2004	18,626,572	9,018,833	9,715,351
10/31/2004	20,396,970	9,390,409	10,218,606
11/30/2004	21,936,716	9,969,798	10,788,804
12/31/2004	22,634,901	10,343,665	11,129,730
1/31/2005	20,895,673	9,805,794	10,392,942
2/28/2005	20,895,673	9,754,804	10,404,374
3/31/2005	20,459,307	9,505,081	10,148,427
4/30/2005	19,698,785	9,136,284	9,628,827
5/31/2005	21,593,858	9,833,383	10,494,459
6/30/2005	21,213,596	9,780,282	10,287,718

Sector Breakdown *

Technology	64.8%
Short-Term Instruments	22.3%
Healthcare	3.8%
Communications	2.6%
Energy	2.4%
Other	4.1%

*	% of total investments as of June 30, 2005

RCM Funds Annual Report  |  06.30.05  9

AN INTERNATIONAL STOCK FUND

RCM International Growth Equity Fund

•	RCM International Growth Fund seeks long-term capital appreciation by investing at least 80% of its assets in the equity securities of non-U.S. companies.

•	The Fund’s Institutional Shares returned 8.47% for the year ended June 30, 2005. This return trailed the 11.73% return of the MSCI EAFE Growth Index and the 14.12% return of the MSCI EAFE Index.

•	The international stock market delivered solid returns for the fiscal year, outperforming the U.S. market. The majority of the market’s gains occurred in the last quarter of 2004, with market declines occurring in the first half of 2005 due to the rebound of the U.S. dollar. International growth stocks trailed the overall market during the period.

•	The Fund’s relative performance was a result of several factors, including overweight exposure and poor stock selection in the consumer discretionary sector.

•	Relative performance was also hurt by stock selection in healthcare. In particular, the Fund saw losses from its investment in Elan, a bio pharmaceutical company. Elan’s earnings were up in anticipation of a new drug for the treatment of multiple sclerosis. The drug was ultimately pulled from the market, driving the stock price down dramatically.

•	Overweight exposure and strong stock selection in the energy sector benefited the Fund’s relative performance. Energy was one of the top performing industries over the fiscal year, supported by rising oil prices. Fund holdings that did particularly well in this industry included ENI and Total, Italian and French oil companies, respectively. Relative performance was also helped by stock selection in the industrials sector.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
RCM International Growth Equity Fund Institutional Class (Inception 05/22/95)	8.47%	-8.07%	4.77%	5.23%
RCM International Growth Equity Fund Administrative Class (Inception 02/05/02)	8.32%	—	—	6.51%
MSCI EAFE Index	14.12%	-0.17%	5.57%	—
MSCI EAFE Growth Index	11.73%	-4.50%	2.91%	—
Lipper International Large-Cap Growth Fund Average	9.15%	-6.14%	3.62%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. The Fund’s portfolio manager considers the MSCI EAFE Growth Index to be the Fund’s performance benchmark. Comparisons to the MSCI EAFE Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$960.20	$959.80	$1,018.94	$1,017.75
Expenses Paid During Period	$5.74	$6.90	$5.91	$7.10

For each class of the Fund, expenses are equal to the expense ratio for the class (1.18% for Institutional Class, 1.42% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

MONTH	RCM International Growth Equity Fund	MSCI EAFE Index	MSCI EAFE Growth Index
5/31/1995	5,000,000	5,000,000	5,000,000
6/30/1995	5,134,000	4,913,645	4,897,500
7/31/1995	5,475,924	5,220,895	5,210,940
8/31/1995	5,404,737	5,023,002	4,992,602
9/30/1995	5,520,939	5,122,408	5,107,931
10/31/1995	5,437,573	4,986,024	4,971,038
11/30/1995	5,453,342	5,126,061	5,108,736
12/31/1995	5,584,768	5,333,923	5,287,542
1/31/1996	5,739,466	5,357,072	5,292,300
2/29/1996	5,808,339	5,376,518	5,311,353
3/31/1996	5,987,817	5,492,060	5,439,887
4/30/1996	6,199,187	5,653,087	5,572,621
5/31/1996	6,278,536	5,550,427	5,457,267
6/30/1996	6,321,230	5,583,008	5,477,459
7/31/1996	6,069,645	5,421,212	5,301,085
8/31/1996	6,204,999	5,434,494	5,307,446
9/30/1996	6,345,232	5,580,247	5,453,932
10/31/1996	6,297,008	5,524,556	5,409,755
11/30/1996	6,562,742	5,745,760	5,583,949
12/31/1996	6,664,464	5,673,248	5,483,438
1/31/1997	6,795,088	5,475,989	5,255,876
2/28/1997	6,852,846	5,566,891	5,338,393
3/31/1997	6,821,323	5,588,435	5,370,957
4/30/1997	6,936,603	5,619,450	5,425,741
5/31/1997	7,387,482	5,986,513	5,745,859
6/30/1997	7,811,524	6,317,986	6,080,843
7/31/1997	8,288,027	6,421,475	6,227,391
8/31/1997	7,712,009	5,943,075	5,747,882
9/30/1997	8,340,538	6,277,076	6,128,967
10/31/1997	7,790,062	5,796,252	5,549,779
11/30/1997	7,769,029	5,738,289	5,538,680
12/31/1997	7,858,373	5,789,934	5,610,683
1/31/1998	8,076,050	6,056,271	5,865,408
2/28/1998	8,483,083	6,446,294	6,255,457
3/31/1998	8,804,591	6,646,130	6,341,157
4/30/1998	8,970,998	6,699,963	6,405,837
5/31/1998	9,023,030	6,669,143	6,362,277
6/30/1998	9,051,904	6,721,163	6,451,349
7/31/1998	9,349,711	6,791,063	6,481,670
8/31/1998	8,076,281	5,951,008	5,786,187
9/30/1998	7,588,473	5,770,098	5,624,174
10/31/1998	7,984,592	6,373,073	6,195,590
11/30/1998	8,391,806	6,701,286	6,496,696
12/31/1998	8,943,987	6,967,327	6,870,905
1/31/1999	9,099,612	6,948,515	6,908,008
2/28/1999	8,723,798	6,784,530	6,684,880
3/31/1999	8,914,849	7,069,481	6,776,462
4/30/1999	9,069,967	7,357,209	6,846,938
5/31/1999	8,658,191	6,979,784	6,550,465
6/30/1999	9,375,089	7,253,391	6,805,278
7/31/1999	9,864,469	7,470,993	6,937,301
8/31/1999	9,966,073	7,500,130	6,977,537
9/30/1999	10,169,381	7,577,381	7,089,178
10/31/1999	10,999,202	7,863,049	7,469,867
11/30/1999	12,557,789	8,138,255	8,018,155
12/31/1999	14,371,134	8,869,884	8,911,377
1/31/2000	13,727,307	8,307,534	8,411,449
2/29/2000	14,711,555	8,532,668	8,879,125
3/31/2000	14,357,006	8,865,442	9,046,941
4/30/2000	13,083,540	8,400,893	8,449,843
5/31/2000	11,892,938	8,197,591	7,927,643
6/30/2000	12,459,042	8,519,757	8,212,245
7/31/2000	11,905,860	8,164,483	7,698,980
8/31/2000	12,124,928	8,237,147	7,781,359
9/30/2000	11,204,646	7,837,645	7,267,011
10/31/2000	10,754,219	7,654,244	6,932,002
11/30/2000	10,072,402	7,368,741	6,613,130
12/31/2000	10,522,638	7,632,542	6,738,118
1/31/2001	10,218,534	7,628,725	6,719,251
2/28/2001	9,177,265	7,057,334	6,037,919
3/31/2001	8,584,414	6,590,138	5,623,114
4/30/2001	9,146,693	7,052,107	6,011,671
5/31/2001	8,781,740	6,808,809	5,771,805
6/30/2001	8,409,394	6,533,053	5,492,450
7/31/2001	8,127,680	6,414,804	5,359,533
8/31/2001	7,701,789	6,253,793	5,115,674
9/30/2001	7,055,609	5,621,534	4,632,754
10/31/2001	7,108,526	5,765,446	4,817,138
11/30/2001	7,093,598	5,978,191	5,064,739
12/31/2001	7,160,278	6,014,060	5,094,114
1/31/2002	6,699,872	5,694,713	4,819,542
2/28/2002	6,551,805	5,735,146	4,884,605
3/31/2002	6,864,326	6,076,387	5,095,620
4/30/2002	6,817,649	6,092,185	5,102,245
5/31/2002	6,817,649	6,175,039	5,117,041
6/30/2002	6,513,080	5,931,743	4,986,045
7/31/2002	5,903,943	5,346,873	4,454,533
8/31/2002	5,888,324	5,336,179	4,421,124
9/30/2002	5,341,663	4,764,674	4,037,370
10/31/2002	5,521,280	5,021,014	4,265,885
11/30/2002	5,685,279	5,249,470	4,391,729
12/31/2002	5,539,193	5,073,613	4,290,719
1/31/2003	5,255,536	4,862,043	4,078,758
2/28/2003	5,145,225	4,750,702	3,991,064
3/31/2003	5,050,673	4,660,914	3,951,952
4/30/2003	5,436,762	5,123,277	4,298,538
5/31/2003	5,791,333	5,438,358	4,524,641
6/30/2003	5,925,282	5,572,685	4,604,727
7/31/2003	6,051,352	5,708,659	4,665,970
8/31/2003	6,216,819	5,847,379	4,751,357
9/30/2003	6,311,371	6,028,648	4,912,903
10/31/2003	6,807,771	6,404,836	5,195,887
11/30/2003	6,894,444	6,548,304	5,317,990
12/31/2003	7,375,717	7,060,382	5,683,868
1/31/2004	7,487,470	7,160,639	5,795,272
2/29/2004	7,615,188	7,327,482	5,905,961
3/31/2004	7,726,941	7,371,447	5,912,458
4/30/2004	7,463,523	7,210,749	5,769,968
5/31/2004	7,447,558	7,233,103	5,759,582
6/30/2004	7,543,347	7,403,804	5,838,488
7/31/2004	7,240,016	7,164,661	5,602,029
8/31/2004	7,208,087	7,197,618	5,608,752
9/30/2004	7,439,576	7,386,916	5,747,849
10/31/2004	7,663,082	7,639,548	5,940,402
11/30/2004	8,221,849	8,163,621	6,351,477
12/31/2004	8,520,859	8,522,004	6,620,780
1/31/2005	8,319,134	8,366,051	6,468,502
2/28/2005	8,553,135	8,729,138	6,729,183
3/31/2005	8,230,375	8,513,528	6,567,009
4/30/2005	7,931,823	8,322,825	6,445,520
5/31/2005	8,012,513	8,335,310	6,469,368
6/30/2005	8,181,961	8,449,503	6,523,064

Country Allocation *

United Kingdom	20.7%
Japan	13.6%
France	11.9%
Germany	9.0%
Netherlands	4.8%
United States	4.8%
Switzerland	4.7%
Italy	4.0%
China	3.3%
Greece	3.0%
Other	20.2%

*	% of total investments as of June 30, 2005

10  RCM Funds Annual Report  |  06.30.05

A GROWTH STOCK FUND

RCM Large-Cap Growth Fund

•	RCM Large-Cap Growth Fund seeks long-term capital appreciation by investing at least 80% of its assets in stocks of U.S. companies with market capitalizations of at least $3 billion.

•	The Fund’s Institutional Shares returned 5.05% for the year ended June 30, 2005 to trail the 6.32% gain posted by the Fund’s benchmark, the S&P 500 Index.

•	The fourth quarter of calendar 2004 was the best quarter for stocks over the year. The overall equity market has remained relatively flat over the first half of 2005, as concerns about oil prices, slowing growth and rising interest rates combined to hold back returns.

•	The Fund’s technology stocks, notably Google and Apple, performed strongly. Google has nearly tripled since its IPO last year. While Google stands to benefit from one of the strongest secular trends in technology—the migration of advertising dollars to the internet—we recently trimmed the position on valuation concerns. Apple remains the market leader in digital music players. Importantly, we expect Apple to be able to increase market share with its innovative line of iMac computers as well.

•	Conversely, returns were held back by stocks in the industrial sector, including 3M and Tyco International. We sold both stocks from the portfolio. Tyco, for example, was not able to demonstrate promised improvements in free cash flow and growth rates. We were expecting better progress on restructuring.

•	The Fund finished the period with overweight allocations in technology, healthcare and consumer discretionary sectors. Major sector underweights were in financials and utilities.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
RCM Large-Cap Growth Fund Institutional Class (Inception 12/31/96)	5.05%	-7.45%	—	8.11%
RCM Large-Cap Growth Fund Administrative Class (Inception 02/05/02)	4.79%	—	—	1.35%
S&P 500 Index	6.32%	-2.37%	—	—
Lipper Large-Cap Growth Fund Average	2.90%	-8.81%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,005.50	$1,003.90	$1,021.17	$1,019.98
Expenses Paid During Period	$3.63	$4.82	$3.66	$4.86

For each class of the Fund, expenses are equal to the expense ratio for the class (0.73% for Institutional Class, 0.97% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	RCM Large-Cap Growth Fund	S&P 500 Index
12/31/1996	5,000,000	5,000,000
1/31/1997	5,320,000	5,312,400
2/28/1997	5,284,888	5,354,049
3/31/1997	4,959,867	5,134,051
4/30/1997	5,245,060	5,440,554
5/31/1997	5,649,978	5,771,775
6/30/1997	5,939,822	6,030,351
7/31/1997	6,510,045	6,510,185
8/31/1997	6,105,120	6,145,485
9/30/1997	6,614,898	6,482,073
10/31/1997	6,464,740	6,265,572
11/30/1997	6,569,469	6,555,605
12/31/1997	6,599,031	6,668,165
1/31/1998	6,798,982	6,741,915
2/28/1998	7,272,871	7,228,142
3/31/1998	7,667,788	7,598,295
4/30/1998	7,867,917	7,674,734
5/31/1998	7,631,093	7,542,805
6/30/1998	8,094,300	7,849,194
7/31/1998	8,115,345	7,765,600
8/31/1998	6,756,836	6,642,849
9/30/1998	7,356,843	7,068,390
10/31/1998	7,867,408	7,643,333
11/30/1998	8,430,715	8,106,596
12/31/1998	9,508,160	8,573,698
1/31/1999	10,232,682	8,932,250
2/28/1999	9,861,236	8,654,636
3/31/1999	10,727,052	9,000,908
4/30/1999	10,556,492	9,349,513
5/31/1999	10,150,067	9,128,771
6/30/1999	10,915,382	9,635,418
7/31/1999	10,662,145	9,334,600
8/31/1999	10,803,952	9,288,104
9/30/1999	10,709,957	9,033,799
10/31/1999	11,423,241	9,605,457
11/30/1999	12,130,339	9,800,736
12/31/1999	13,772,787	10,378,000
1/31/2000	13,498,709	9,856,787
2/29/2000	13,772,732	9,670,024
3/31/2000	14,761,615	10,616,042
4/30/2000	14,017,629	10,296,605
5/31/2000	13,403,657	10,085,319
6/30/2000	14,284,277	10,333,922
7/31/2000	14,097,153	10,172,300
8/31/2000	14,934,524	10,804,101
9/30/2000	14,190,785	10,233,753
10/31/2000	13,916,903	10,190,464
11/30/2000	12,637,939	9,387,086
12/31/2000	12,618,982	9,432,950
1/31/2001	12,738,863	9,767,632
2/28/2001	11,229,308	8,877,019
3/31/2001	10,213,055	8,314,660
4/30/2001	11,102,612	8,960,792
5/31/2001	11,080,407	9,020,829
6/30/2001	10,595,085	8,801,262
7/31/2001	10,303,720	8,714,623
8/31/2001	9,579,369	8,169,087
9/30/2001	9,056,335	7,509,464
10/31/2001	9,258,292	7,652,669
11/30/2001	9,886,004	8,239,706
12/31/2001	9,845,471	8,311,885
1/31/2002	9,523,524	8,190,615
2/28/2002	9,329,244	8,032,659
3/31/2002	9,545,683	8,334,810
4/30/2002	8,775,146	7,829,470
5/31/2002	8,647,970	7,771,767
6/30/2002	8,191,632	7,218,106
7/31/2002	7,817,585	6,655,643
8/31/2002	7,884,914	6,699,570
9/30/2002	7,136,819	5,971,454
10/31/2002	7,780,180	6,497,055
11/30/2002	7,922,318	6,879,089
12/31/2002	7,586,361	6,474,956
1/31/2003	7,383,557	6,305,312
2/28/2003	7,255,866	6,210,732
3/31/2003	7,436,136	6,270,865
4/30/2003	7,856,766	6,787,706
5/31/2003	8,149,705	7,145,195
6/30/2003	8,224,817	7,236,346
7/31/2003	8,322,464	7,363,930
8/31/2003	8,375,042	7,507,548
9/30/2003	8,322,464	7,427,816
10/31/2003	8,630,425	7,848,008
11/30/2003	8,660,470	7,917,056
12/31/2003	9,013,952	8,332,263
1/31/2004	9,149,727	8,485,201
2/29/2004	9,142,184	8,603,141
3/31/2004	9,074,296	8,473,352
4/30/2004	8,968,694	8,340,334
5/31/2004	9,074,296	8,454,787
6/30/2004	9,232,701	8,619,190
7/31/2004	8,742,402	8,333,921
8/31/2004	8,697,144	8,367,631
9/30/2004	8,817,832	8,458,258
10/31/2004	8,915,892	8,587,477
11/30/2004	9,323,217	8,934,940
12/31/2004	9,645,646	9,238,984
1/31/2005	9,509,472	9,013,783
2/28/2005	9,456,515	9,203,471
3/31/2005	9,343,037	9,040,496
4/30/2005	9,176,602	8,869,039
5/31/2005	9,675,906	9,151,237
6/30/2005	9,698,602	9,164,227

Sector Breakdown *

Technology	21.0%
Healthcare	18.2%
Short-Term Instruments	17.6%
Financial & Business Services	10.8%
Consumer Discretionary	9.9%
Consumer Services	5.5%
Energy	5.5%
Other	11.5%

*	% of total investments as of June 30, 2005

RCM Funds Annual Report  |  06.30.05  11

A GROWTH STOCK FUND

RCM Mid-Cap Fund

•	RCM Mid-Cap Fund seeks long-term growth of capital by normally investing 80% of its assets in common stocks of small- to medium-sized U.S. companies.

•	The Fund’s Institutional Shares returned 4.71% for the year ended June 30, 2005. This return trailed the 10.85% return of the Fund’s benchmark, the Russell Mid-Cap Growth Index.

•	The U.S. stock market delivered moderate returns for the fiscal year, largely due to gains in the fourth quarter of 2004. Changing investor sentiment led to increased volatility, with smaller-cap, higher beta stocks outperforming during certain months and value stocks outperforming during other months. At the end of the 12-month period, value stocks led growth stocks and small-caps led large-caps.

•	The Fund trailed its benchmark for the reporting period. This relative performance was partially due to an underweighting and poor stock selection in the consumer discretionary sector. The majority of the Fund’s holdings in this sector delivered positive returns, but did not keep pace with the benchmark.

•	Disappointing stock selection in healthcare also hurt the Fund’s relative performance. For example, Nektar Therapeutics lost ground during the year.

•	Relative performance was helped marginally by the strong stock selection in the telecommunication services sector. Specifically, Nextel Partners posted a double-digit return for the reporting period. Outside of materials, the Fund also saw standout performance from Hilton Hotels, J.C. Penney and Starwood Hotels.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
RCM Mid-Cap Fund Institutional Class (Inception 11/06/79)	4.71%	-8.17%	9.22%	15.48%
RCM Mid-Cap Fund Administrative Class (Inception 02/05/02)	4.35%	—	—	4.41%
Russell Mid-Cap Growth Index	10.85%	-5.23%	9.44%	—
Lipper Mid-Cap Growth Fund Average	7.81%	-5.05%	8.22%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$978.00	$977.80	$1,020.88	$1,019.69
Expenses Paid During Period	$3.87	$5.05	$3.96	$5.16

For each class of the Fund, expenses are equal to the expense ratio for the class (0.79% for Institutional Class, 1.03% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

MONTH	RCM Mid-Cap Fund	Russell Mid-Cap Growth Index
11/30/1979	5,000,000	5,000,000
12/31/1979	5,156,500	5,194,000
1/31/1980	5,393,183	5,482,267
2/29/1980	5,192,018	5,360,561
3/31/1980	4,617,780	4,652,431
4/30/1980	4,823,733	4,952,978
5/31/1980	5,222,174	5,337,824
6/30/1980	5,442,550	5,597,242
7/31/1980	6,243,693	6,067,411
8/31/1980	6,568,989	6,225,770
9/30/1980	6,925,029	6,433,711
10/31/1980	7,157,017	6,501,265
11/30/1980	7,665,165	7,016,815
12/31/1980	7,535,624	6,882,092
1/31/1981	7,361,551	6,721,051
2/28/1981	6,782,197	6,840,014
3/31/1981	8,460,112	7,374,903
4/30/1981	8,722,376	7,409,565
5/31/1981	9,272,758	7,590,358
6/30/1981	8,926,884	7,451,455
7/31/1981	8,776,020	7,359,057
8/31/1981	8,354,771	6,939,590
9/30/1981	7,977,135	6,493,375
10/31/1981	8,732,570	6,941,418
11/30/1981	8,899,362	7,222,545
12/31/1981	8,758,752	7,046,315
1/31/1982	8,622,991	6,787,715
2/28/1982	8,429,836	6,499,237
3/31/1982	8,405,390	6,434,895
4/30/1982	8,985,362	6,741,839
5/31/1982	8,903,595	6,502,504
6/30/1982	8,869,761	6,327,587
7/31/1982	8,904,353	6,178,256
8/31/1982	9,642,524	6,921,500
9/30/1982	9,940,478	7,118,070
10/31/1982	11,175,085	8,069,756
11/30/1982	12,138,378	8,562,012
12/31/1982	12,366,579	8,685,304
1/31/1983	13,070,238	8,991,896
2/28/1983	13,934,180	9,303,015
3/31/1983	14,483,187	9,630,481
4/30/1983	15,730,190	10,232,387
5/31/1983	16,666,136	10,660,100
6/30/1983	17,349,447	11,048,128
7/31/1983	16,544,433	10,701,217
8/31/1983	16,168,874	10,633,799
9/30/1983	16,805,928	10,931,545
10/31/1983	16,073,190	10,507,402
11/30/1983	16,802,912	10,957,118
12/31/1983	16,523,984	10,754,412
1/31/1984	15,762,228	10,448,986
2/29/1984	14,956,779	9,883,696
3/31/1984	15,254,418	10,047,766
4/30/1984	15,316,962	9,937,240
5/31/1984	14,756,361	9,376,780
6/30/1984	15,418,921	9,669,335
7/31/1984	15,007,236	9,386,024
8/31/1984	16,447,931	10,558,338
9/30/1984	16,186,409	10,607,962
10/31/1984	16,168,604	10,649,333
11/30/1984	15,871,101	10,604,606
12/31/1984	16,112,342	10,907,898
1/31/1985	17,920,147	11,943,057
2/28/1985	18,649,497	12,156,838
3/31/1985	18,334,320	12,087,544
4/30/1985	18,015,303	12,052,490
5/31/1985	19,200,710	12,737,072
6/30/1985	19,592,405	13,046,583
7/31/1985	20,064,582	13,029,622
8/31/1985	19,797,723	12,974,898
9/30/1985	18,839,513	12,339,128
10/31/1985	19,666,567	12,978,294
11/30/1985	20,872,128	13,875,095
12/31/1985	21,684,054	14,399,573
1/31/1986	22,080,872	14,676,045
2/28/1986	23,679,527	15,970,472
3/31/1986	24,401,753	16,928,700
4/30/1986	24,772,659	17,113,223
5/31/1986	25,758,611	18,187,934
6/30/1986	25,276,925	18,469,847
7/31/1986	23,219,383	16,999,647
8/31/1986	24,085,466	17,771,431
9/30/1986	22,351,313	16,298,179
10/31/1986	23,690,157	17,282,589
11/30/1986	23,991,022	17,445,046
12/31/1986	23,703,129	16,926,928
1/31/1987	26,933,866	19,278,078
2/28/1987	29,010,467	20,714,295
3/31/1987	29,883,682	20,993,938
4/30/1987	29,599,787	20,448,095
5/31/1987	30,434,501	20,581,008
6/30/1987	31,657,968	21,422,771
7/31/1987	33,199,711	22,397,507
8/31/1987	34,544,299	23,322,524
9/30/1987	33,563,241	22,807,097
10/31/1987	24,236,016	16,541,987
11/30/1987	23,036,334	15,390,665
12/31/1987	26,300,582	17,394,529
1/31/1988	26,432,085	17,570,214
2/29/1988	28,808,329	19,010,972
3/31/1988	29,609,201	19,096,521
4/30/1988	30,085,909	19,203,462
5/31/1988	29,520,294	18,863,560
6/30/1988	31,719,556	20,289,646
7/31/1988	31,040,757	19,522,697
8/31/1988	30,283,363	18,778,882
9/30/1988	31,461,386	19,522,526
10/31/1988	31,115,310	19,405,391
11/30/1988	30,449,443	18,937,721
12/31/1988	31,789,218	19,642,204
1/31/1989	33,423,184	20,799,130
2/28/1989	33,139,087	20,628,577
3/31/1989	33,815,124	20,882,309
4/30/1989	35,840,650	22,072,600
5/31/1989	37,865,647	23,244,655
6/30/1989	36,487,338	22,933,177
7/31/1989	39,169,157	24,731,138
8/31/1989	40,873,015	25,688,233
9/30/1989	40,893,452	25,680,526
10/31/1989	39,110,497	24,609,648
11/30/1989	39,642,400	25,192,897
12/31/1989	40,340,106	25,830,277
1/31/1990	36,822,449	23,435,811
2/28/1990	38,148,057	23,918,588
3/31/1990	39,227,647	24,920,777
4/30/1990	38,313,643	24,230,472
5/31/1990	42,248,454	26,721,364
6/30/1990	42,658,264	27,052,709
7/31/1990	41,378,516	26,189,728
8/31/1990	37,186,873	23,143,862
9/30/1990	34,818,069	21,577,023
10/31/1990	34,100,817	21,173,533
11/30/1990	36,818,652	23,439,101
12/31/1990	38,677,994	24,503,236
1/31/1991	41,667,802	26,340,978
2/28/1991	45,405,404	28,658,984
3/31/1991	47,562,161	30,157,849
4/30/1991	47,281,544	29,889,445
5/31/1991	49,971,864	31,401,850
6/30/1991	47,503,254	29,690,450
7/31/1991	50,163,436	31,186,848
8/31/1991	51,763,650	32,162,997
9/30/1991	51,629,064	32,124,401
10/31/1991	53,214,077	32,843,988
11/30/1991	51,335,620	31,760,136
12/31/1991	57,331,620	36,025,522
1/31/1992	58,489,719	36,346,149
2/29/1992	59,285,179	36,426,111
3/31/1992	56,783,344	34,928,998
4/30/1992	55,653,356	34,261,854
5/31/1992	56,026,233	34,330,378
6/30/1992	53,421,014	33,310,765
7/31/1992	55,199,933	34,796,426
8/31/1992	54,051,775	34,340,592
9/30/1992	55,462,526	35,092,651
10/31/1992	57,498,001	36,148,940
11/30/1992	59,895,667	38,433,553
12/31/1992	61,363,111	39,171,477
1/31/1993	61,565,609	39,633,701
2/28/1993	59,749,424	38,412,983
3/31/1993	61,189,385	39,526,959
4/30/1993	59,390,417	37,902,401
5/31/1993	61,849,180	39,691,395
6/30/1993	62,071,837	39,528,660
7/31/1993	61,538,020	39,402,168
8/31/1993	64,577,998	41,691,434
9/30/1993	65,876,016	42,191,731
10/31/1993	66,561,126	42,871,018
11/30/1993	64,664,134	41,872,124
12/31/1993	67,936,139	43,551,196
1/31/1994	70,429,396	44,670,461
2/28/1994	69,880,046	44,286,295
3/31/1994	65,987,728	42,200,411
4/30/1994	66,608,012	42,099,130
5/31/1994	65,975,236	42,162,279
6/30/1994	64,193,905	40,349,301
7/31/1994	65,054,103	41,466,976
8/31/1994	69,315,147	43,938,408
9/30/1994	68,677,448	43,213,424
10/31/1994	69,803,758	43,961,017
11/30/1994	67,172,156	42,022,336
12/31/1994	68,448,427	42,610,648
1/31/1995	68,687,997	43,121,976
2/28/1995	71,566,024	45,416,065
3/31/1995	74,400,038	47,219,083
4/30/1995	74,682,758	47,615,723
5/31/1995	75,989,707	48,787,070
6/30/1995	79,789,192	51,006,882
7/31/1995	85,677,634	54,215,215
8/31/1995	86,971,367	54,811,582
9/30/1995	89,763,147	56,033,880
10/31/1995	88,111,505	54,616,223
11/30/1995	90,869,396	57,057,568
12/31/1995	92,077,959	57,086,097
1/31/1996	93,523,582	58,096,521
2/29/1996	98,171,705	60,292,570
3/31/1996	99,909,344	60,768,881
4/30/1996	104,085,554	63,704,018
5/31/1996	105,813,374	65,003,580
6/30/1996	101,358,631	63,040,472
7/31/1996	92,580,974	58,148,531
8/31/1996	97,422,959	61,294,367
9/30/1996	103,774,936	65,186,559
10/31/1996	103,878,711	64,423,876
11/30/1996	109,020,707	68,218,443
12/31/1996	109,631,223	67,072,373
1/31/1997	112,547,413	70,036,972
2/28/1997	107,235,175	68,496,158
3/31/1997	100,382,848	64,626,125
4/30/1997	102,440,696	66,209,465
5/31/1997	116,147,261	72,141,833
6/30/1997	119,236,778	74,140,162
7/31/1997	127,797,979	81,235,376
8/31/1997	126,430,541	80,439,269
9/30/1997	134,989,888	84,509,496
10/31/1997	126,944,491	80,275,570
11/30/1997	126,436,713	81,118,464
12/31/1997	128,826,367	82,181,116
1/31/1998	127,383,512	80,701,856
2/28/1998	141,026,286	88,287,830
3/31/1998	148,881,450	91,987,090
4/30/1998	151,769,750	93,238,115
5/31/1998	143,088,520	89,406,028
6/30/1998	148,254,016	91,936,219
7/31/1998	139,773,886	88,001,349
8/31/1998	109,792,388	71,201,891
9/30/1998	114,337,792	76,584,754
10/31/1998	125,714,403	82,221,392
11/30/1998	133,986,410	87,771,336
12/31/1998	148,215,767	96,864,446
1/31/1999	151,491,336	99,770,380
2/28/1999	143,659,234	94,891,608
3/31/1999	154,261,285	100,177,071
4/30/1999	162,591,394	104,745,145
5/31/1999	161,079,294	103,393,933
6/30/1999	172,693,112	110,610,829
7/31/1999	169,912,753	107,093,405
8/31/1999	167,381,053	105,979,633
9/30/1999	166,878,909	105,078,807
10/31/1999	182,532,151	113,201,398
11/30/1999	200,712,353	124,929,063
12/31/1999	237,362,429	146,566,777
1/31/2000	236,484,188	146,537,464
2/29/2000	308,706,459	177,339,638
3/31/2000	303,983,250	177,516,978
4/30/2000	272,612,179	160,280,079
5/31/2000	255,437,612	148,595,662
6/30/2000	295,107,073	164,361,661
7/31/2000	275,570,984	153,957,568
8/31/2000	327,075,201	177,174,370
9/30/2000	320,566,405	168,510,543
10/31/2000	288,317,425	156,984,422
11/30/2000	218,458,113	122,871,707
12/31/2000	240,303,924	129,347,046
1/31/2001	246,071,218	136,732,762
2/28/2001	207,831,751	113,077,994
3/31/2001	180,418,743	96,896,533
4/30/2001	210,007,417	113,049,185
5/31/2001	205,681,264	112,517,854
6/30/2001	200,621,505	112,574,113
7/31/2001	188,343,469	104,986,618
8/31/2001	175,347,769	97,375,088
9/30/2001	150,816,616	81,278,986
10/31/2001	163,801,927	89,821,408
11/30/2001	177,512,148	99,495,173
12/31/2001	181,115,645	103,275,990
1/31/2002	172,458,317	99,919,520
2/28/2002	163,799,322	94,254,083
3/31/2002	174,623,066	101,445,670
4/30/2002	164,520,905	96,079,194
5/31/2002	160,912,990	93,216,034
6/30/2002	145,038,166	82,924,984
7/31/2002	131,328,091	74,864,675
8/31/2002	128,441,759	74,602,649
9/30/2002	121,185,163	68,679,199
10/31/2002	132,070,058	74,001,837
11/30/2002	138,600,994	79,796,180
12/31/2002	133,521,377	74,976,491
1/31/2003	132,799,640	74,241,721
2/28/2003	130,634,428	73,595,818
3/31/2003	132,799,640	74,964,701
4/30/2003	138,573,537	80,069,797
5/31/2003	149,399,595	87,772,511
6/30/2003	150,843,069	89,027,658
7/31/2003	153,008,280	92,205,946
8/31/2003	160,225,652	97,286,493
9/30/2003	154,451,755	95,399,135
10/31/2003	163,112,601	103,088,305
11/30/2003	168,886,498	105,851,072
12/31/2003	171,773,447	107,004,849
1/31/2004	177,547,344	110,536,009
2/29/2004	180,434,293	112,393,014
3/31/2004	181,877,767	112,179,467
4/30/2004	177,547,344	109,016,006
5/31/2004	181,877,767	111,588,784
6/30/2004	184,042,979	113,363,045
7/31/2004	169,608,235	105,858,412
8/31/2004	166,721,287	104,556,353
9/30/2004	171,051,710	108,456,305
10/31/2004	178,269,081	112,132,974
11/30/2004	187,651,665	117,919,036
12/31/2004	197,034,248	123,567,357
1/31/2005	190,538,613	120,255,752
2/28/2005	190,538,613	123,298,223
3/31/2005	187,651,665	121,498,069
4/30/2005	178,990,819	116,686,745
5/31/2005	190,538,613	123,372,896
6/30/2005	192,703,825	125,667,631

Sector Breakdown *

Technology	20.5%
Healthcare	16.1%
Consumer Services	12.7%
Consumer Discretionary	11.3%
Short-Term Instruments	8.7%
Financial & Business Services	6.7%
Energy	6.5%
Other	17.5%

*	% of total investments as of June 30, 2005

12  RCM Funds Annual Report  |  06.30.05

A GROWTH STOCK FUND

RCM Targeted Core Growth Fund

(Formerly RCM Tax-Managed Growth Fund)

•	RCM Targeted Core Growth Fund seeks after-tax growth of capital by investing in a broadly diversified portfolio of equity securities of U.S. companies.

•	The Fund’s Institutional Shares returned 0.28% for the year ended June 30, 2005, to trail the 6.32% gain posted by the Fund’s benchmark, the S&P 500 Index.

•	Concerns about oil prices, slowing growth and rising interest rates, combined to cap equity market returns over the period. Changing investor sentiment led to frequent changes in market leadership between high beta and cyclical stocks and those with more stable, defensive traits.

•	Performance was hindered most by the Fund’s investment in healthcare companies. In February, Biogen-Idec announced it would voluntarily suspend distribution of its recently approved and promising Multiple Sclerosis drug, Tysabri, following complications in two patients being treated with the drug in clinical trials. Given the increased risk profile and uncertainty surrounding Tysabri’s future, we sold the stock.

•	In the consumer discretionary sector, Harley Davidson has one of the most respected brand names in motorcycles. The stock fell after a disappointing first quarter and downward revisions in sales expectations. We trimmed the stock and continue to monitor growth prospects and valuations.

•	Conversely, technology stocks added to returns. Google was a top contributor and continues to benefit from one of the strongest secular trends in technology—the migration of advertising dollars to the internet.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Since Inception
RCM Targeted Core Growth Fund Institutional Class (Inception 12/30/98)	0.28%	-6.84%	—	1.63%
Institutional Shares after taxes on distribution	0.28%	-6.84%	—	1.52%
Institutional Shares after distributions & sales of fund shares	0.18%	-5.68%	—	1.33%
S&P 500 Index	6.32%	-2.37%	—	—
Lipper Large-Cap Growth Fund Average	2.90%	-8.81%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Inst. Class	Inst. Class
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$963.80	$1,020.48
Expenses Paid During Period	$4.24	$4.36

Expenses are equal to the expense ratio of 0.87% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

MONTH	RCM Targeted Core Growth Fund	S&P 500 Index
12/31/1998	5,000,000	5,000,000
1/31/1999	5,395,000	5,209,100
2/28/1999	5,254,730	5,047,201
3/31/1999	5,804,900	5,249,140
4/30/1999	5,749,754	5,452,439
5/31/1999	5,564,612	5,323,707
6/30/1999	6,064,314	5,619,173
7/31/1999	5,889,055	5,443,742
8/31/1999	5,929,101	5,416,627
9/30/1999	5,774,351	5,268,321
10/31/1999	6,119,080	5,601,701
11/30/1999	6,533,953	5,715,583
12/31/1999	7,620,550	6,052,231
1/31/2000	7,447,563	5,748,271
2/29/2000	7,732,060	5,639,354
3/31/2000	8,286,449	6,191,052
4/30/2000	7,686,510	6,004,763
5/31/2000	7,351,378	5,881,546
6/30/2000	7,910,818	6,026,526
7/31/2000	7,707,510	5,932,271
8/31/2000	8,287,115	6,300,724
9/30/2000	7,905,908	5,968,109
10/31/2000	7,814,199	5,942,864
11/30/2000	6,914,003	5,474,351
12/31/2000	7,005,268	5,501,098
1/31/2001	7,040,995	5,696,277
2/28/2001	6,288,313	5,176,891
3/31/2001	5,724,251	4,848,935
4/30/2001	6,262,903	5,225,745
5/31/2001	6,237,225	5,260,758
6/30/2001	6,003,329	5,132,711
7/31/2001	5,769,199	5,082,184
8/31/2001	5,362,471	4,764,040
9/30/2001	5,016,592	4,379,361
10/31/2001	5,112,910	4,462,876
11/30/2001	5,509,161	4,805,223
12/31/2001	5,488,777	4,847,316
1/31/2002	5,356,497	4,776,594
2/28/2002	5,346,320	4,684,478
3/31/2002	5,437,742	4,860,686
4/30/2002	5,082,114	4,565,982
5/31/2002	5,061,785	4,532,331
6/30/2002	4,802,597	4,209,448
7/31/2002	4,624,723	3,881,431
8/31/2002	4,650,134	3,907,048
9/30/2002	4,284,222	3,482,426
10/31/2002	4,589,149	3,788,946
11/30/2002	4,645,052	4,011,740
12/31/2002	4,477,342	3,776,058
1/31/2003	4,365,536	3,677,125
2/28/2003	4,309,632	3,621,968
3/31/2003	4,365,536	3,657,036
4/30/2003	4,660,298	3,958,447
5/31/2003	4,828,008	4,166,927
6/30/2003	4,828,008	4,220,084
7/31/2003	4,919,486	4,294,489
8/31/2003	5,000,800	4,378,244
9/30/2003	4,939,814	4,331,746
10/31/2003	5,132,935	4,576,793
11/30/2003	5,183,756	4,617,060
12/31/2003	5,381,958	4,859,200
1/31/2004	5,483,601	4,948,391
2/29/2004	5,524,257	5,017,171
3/31/2004	5,427,697	4,941,480
4/30/2004	5,376,876	4,863,907
5/31/2004	5,417,533	4,930,654
6/30/2004	5,534,422	5,026,530
7/31/2004	5,285,398	4,860,167
8/31/2004	5,224,413	4,879,826
9/30/2004	5,305,727	4,932,678
10/31/2004	5,376,876	5,008,036
11/30/2004	5,580,161	5,210,669
12/31/2004	5,758,035	5,387,981
1/31/2005	5,605,571	5,256,649
2/28/2005	5,509,011	5,367,271
3/31/2005	5,417,533	5,272,227
4/30/2005	5,331,137	5,172,237
5/31/2005	5,615,736	5,336,809
6/30/2005	5,549,668	5,344,384

Sector Breakdown *

Technology	21.9%
Short-Term Instruments	19.8%
Healthcare	15.5%
Consumer Staples	9.1%
Consumer Discretionary	8.5%
Financial & Business Services	7.2%
Energy	6.3%
Consumer Services	4.3%
Other	7.4%

*	% of total investments as of June 30, 2005

RCM Funds Annual Report  |  06.30.05  13

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized / Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions
RCM Financial Services Fund

Institutional Class
06/30/2005	$10.00	$0.11	(a)	$0.62	(a)	$0.73	$0.00	$0.00	$0.00	$0.00

RCM Global Resources Fund

Institutional Class
06/30/2005	$10.00	$0.05	(a)	$3.40	(a)	$3.45	$0.00	$0.00	$0.00	$0.00

RCM Global Small-Cap Fund

Institutional Class
06/30/2005	$19.86	$(0.01	)(a)	$2.98	(a)	$2.97	$0.00	$0.00	$0.00	$0.00
06/30/2004	13.66	(0.05	)(a)	6.24	(a)	6.19	0.00	0.00	0.00	0.00
06/30/2003	13.27	(0.06	)(a)	0.41	(a)	0.35	0.00	0.00	0.00	0.00
06/30/2002	16.21	(0.13	)(a)	(2.81	)(a)	(2.94)	0.00	0.00	0.00	0.00
01/01/2001 - 06/30/2001	18.63	(0.09	)(a)	(2.33	)(a)	(2.42)	0.00	0.00	0.00	0.00

RCM Global Technology Fund

Institutional Class
06/30/2005	$32.81	$(0.28	)(a)	$1.50	(a)	$1.22	$0.00	$0.00	$0.00	$0.00
06/30/2004	24.60	(0.35	)(a)	8.56	(a)	8.21	0.00	0.00	0.00	0.00
06/30/2003	20.68	(0.18	)(a)	4.10	(a)	3.92	0.00	0.00	0.00	0.00
06/30/2002	32.64	(0.23	)(a)	(11.73	)(a)	(11.96)	0.00	0.00	0.00	0.00
01/01/2001 - 06/30/2001	50.33	(0.01	)(a)	(17.68	)(a)	(17.69)	0.00	0.00	0.00	0.00
Administrative Class
03/31/2005 - 06/30/2005	32.82	(0.05	)(a)	1.24	(a)	1.19	0.00	0.00	0.00	0.00

RCM International Growth Equity Fund

Institutional Class
06/30/2005	$9.45	$0.10	(a)	$0.70	(a)	$0.80	$(0.11)	$0.00	$0.00	$(0.11)
06/30/2004	7.52	0.09	(a)	1.95	(a)	2.04	(0.12)	0.00	0.00	(0.12)
06/30/2003	8.34	0.06	(a)	(0.88	)(a)	(0.82)	(0.06)	0.00	0.00	(0.06)
06/30/2002	11.07	0.02	(a)	(2.50	)(a)	(2.48)	(0.25)	0.00	0.00	(0.25)
01/01/2001 - 06/30/2001	13.84	0.04	(a)	(2.81	)(a)	(2.77)	0.00	0.00	0.00	0.00
Administrative Class
06/30/2005	9.36	0.11	(a)	0.67	(a)	0.78	(0.10)	0.00	0.00	(0.10)
06/30/2004	7.46	0.05	(a)	1.95	(a)	2.00	(0.10)	0.00	0.00	(0.10)
06/30/2003	8.33	0.02	(a)	(0.86	)(a)	(0.84)	(0.03)	0.00	0.00	(0.03)
02/05/2002 - 06/30/2002	8.32	0.04	(a)	(0.03	)(a)	0.01	0.00	0.00	0.00	0.00

RCM Large-Cap Growth Fund

Institutional Class
06/30/2005	$12.24	$0.07	(a)	$0.55	(a)	$0.62	$(0.04)	$0.00	$0.00	$(0.04)
06/30/2004	10.95	0.04	(a)	1.30	(a)	1.34	(0.05)	0.00	0.00	(0.05)
06/30/2003	10.95	0.06	(a)	(0.02	)(a)	0.04	(0.03)	0.00	(0.01)	(0.04)
06/30/2002	14.18	0.04	(a)	(3.25	)(a)	(3.21)	(0.02)	0.00	0.00	(0.02)
01/01/2001 - 06/30/2001	16.89	0.01	(a)	(2.72	)(a)	(2.71)	0.00	0.00	0.00	0.00
Administrative Class
06/30/2005	12.21	0.04	(a)	0.54	(a)	0.58	(0.02)	0.00	0.00	(0.02)
06/30/2004	10.94	0.01	(a)	1.30	(a)	1.31	(0.04)	0.00	0.00	(0.04)
06/30/2003	10.94	0.04	(a)	(0.01	)(a)	0.03	(0.03)	0.00	0.00	(0.03)
02/05/2002 - 06/30/2002	12.30	0.00	(a)	(1.36	)(a)	(1.36)	0.00	0.00	0.00	0.00

14  RCM Funds Annual Report  |  06.30.05  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
RCM Financial Services Fund

Institutional Class
06/30/2005	$0.00		$10.73	7.30%	$3,219	1.07	%(h)(k)	1.61	%(h)(k)	1.04%	86%

RCM Global Resources Fund

Institutional Class
06/30/2005	$0.00		$13.45	34.50%	$4,036	1.10	%(m)(o)	1.58	%(m)(o)	0.41%	128%

RCM Global Small-Cap Fund

Institutional Class
06/30/2005	$0.01	(a)	$22.84	15.00%	$16,392	1.42	%(m)(p)	1.42	%(m)(p)	(0.05)%	96%
06/30/2004	0.01	(a)	19.86	45.39	12,749	1.40		1.40		(0.25)	111
06/30/2003	0.04	(a)	13.66	2.94	3,964	1.41	(f)	1.41	(f)	(0.47)	183
06/30/2002	0.00		13.27	(18.09)	5,354	1.61		2.46		(1.04)	326
01/01/2001 - 06/30/2001	0.00		16.21	(13.09)	10,618	1.50	*	2.26	*	(1.06)*	134

RCM Global Technology Fund

Institutional Class
06/30/2005	$0.00		$34.03	3.72%	$261,860	1.32	%(q)(r)	1.32	%(q)(r)	(0.87)%	238%
06/30/2004	0.00		32.81	33.37	207,205	1.36	(b)	1.36	(b)	(1.16)	206
06/30/2003	0.00		24.60	18.96	105,151	1.36	(b)	1.36	(b)	(0.92)	237
06/30/2002	0.00		20.68	(36.68)	116,387	1.29		1.29		(0.85)	343
01/01/2001 - 06/30/2001	0.00		32.64	(35.10)	204,755	1.15	*	1.15	*	(0.04)*	386
Administrative Class
03/31/2005 - 06/30/2005	0.00		34.01	3.63	1,360	1.50	*	1.50	*	(0.61)*	238

RCM International Growth Equity Fund

Institutional Class
06/30/2005	$0.00		$10.14	8.47%	$4,928	1.07	%(i)(m)	1.07	%(i)(m)	1.01%	138%
06/30/2004	0.01	(a)	9.45	27.31	40,343	1.04	(e)	1.04	(e)	1.05	90
06/30/2003	0.06	(a)	7.52	(9.02)	20,803	1.09	(g)	1.09	(g)	0.83	86
06/30/2002	0.00		8.34	(22.56)	72,858	1.08		1.17		0.17	261
01/01/2001 - 06/30/2001	0.00		11.07	(20.09)	182,271	1.00	*	1.04	*	0.62 *	84
Administrative Class
06/30/2005	0.00		10.04	8.32	308	1.35	(m)(n)	1.35	(m)(n)	1.15	138
06/30/2004	0.00		9.36	26.93	335	1.29	(d)	1.29	(d)	0.56	90
06/30/2003	0.00		7.46	(10.01)	482	1.36	(d)	1.36	(d)	0.24	86
02/05/2002 - 06/30/2002	0.00		8.33	0.12	12,166	1.42	*	1.42	*	1.19 *	261

RCM Large-Cap Growth Fund

Institutional Class
06/30/2005	$0.00		$12.82	5.05%	$326,773	0.75	%(j)(m)	0.75	%(j)(m)	0.60%	118%
06/30/2004	0.00		12.24	12.25	350,355	0.76	(c)	0.76	(c)	0.33	82
06/30/2003	0.00		10.95	0.41	276,210	0.75		0.75		0.58	25
06/30/2002	0.00		10.95	(22.68)	173,021	0.75		0.83		0.33	36
01/01/2001 - 06/30/2001	0.00		14.18	(16.05)	56,196	0.75	*	1.05	*	0.16 *	19
Administrative Class
06/30/2005	0.00		12.77	4.79	64,592	1.00	(l)(m)	1.00	(l)(m)	0.36	118
06/30/2004	0.00		12.21	11.95	84,940	1.01	(g)	1.01	(g)	0.09	82
06/30/2003	0.00		10.94	0.30	77,886	1.00		1.00		0.36	25
02/05/2002 - 06/30/2002	0.00		10.94	(11.06)	18,216	1.00	*	1.00	*	(0.05)*	36

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 0.75%.
(d)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.25%.
(e)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.00%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.40%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.00%.
(h)	Ratio of expenses to average net assets excluding trustees’ and organizational expense is 1.06%.
(i)	Ratio of expenses to average net assets excluding trustees’, interest and tax expense is 1.00%.
(j)	Ratio of expenses to average net assets excluding trustees’ expense is 0.74%.
(k)	Effective April 1, 2005, the administrative expense was reduced by 0.15%.
(l)	Ratio of expenses to average net assets excluding trustees’ expense is 0.99%.
(m)	Effective April 1, 2005, the administrative expense was reduced by 0.05%.
(n)	Ratio of expenses to average net assets excluding trustees’, interest and tax expense is 1.24%.
(o)	Ratio of expenses to average net assets excluding trustees’ and organizational expense is 1.09%.
(p)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 1.39%.
(q)	Ratio of expenses to average net assets excluding trustees’ expense is 1.31%.
(r)	Effective April 1, 2005, the administrative expense was reduced by 0.10%.

See accompanying notes  |  06.30.05  |  RCM Funds Annual Report  15

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized / Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions
RCM Mid-Cap Fund

Institutional Class
06/30/2005	$2.55	$0.00	(a)	$0.12	(a)	$0.12	$0.00	$0.00	$0.00	$0.00
06/30/2004	2.09	(0.01	)(a)	0.47	(a)	0.46	0.00	0.00	0.00	0.00
06/30/2003	2.01	(0.01	)(a)	0.09	(a)	0.08	0.00	0.00	0.00	0.00
06/30/2002	2.78	(0.01	)(a)	(0.76	)(a)	(0.77)	0.00	0.00	0.00	0.00
01/01/2001 - 06/30/2001	3.33	0.00	(a)	(0.55	)(a)	(0.55)	0.00	0.00	0.00	0.00
Administrative Class
06/30/2005	2.53	(0.01	)(a)	0.12	(a)	0.11	0.00	0.00	0.00	0.00
06/30/2004	2.07	(0.01	)(a)	0.47	(a)	0.46	0.00	0.00	0.00	0.00
06/30/2003	2.00	(0.01	)(a)	0.08	(a)	0.07	0.00	0.00	0.00	0.00
02/05/2002 - 06/30/2002	2.28	(0.01	)(a)	(0.27	)(a)	(0.28)	0.00	0.00	0.00	0.00

RCM Targeted Core Growth Fund

Institutional Class
06/30/2005	$10.89	$0.05	(a)	$(0.02	)(a)	$0.03	$0.00	$0.00	$0.00	$0.00
06/30/2004	9.50	0.02	(a)	1.37	(a)	1.39	0.00	0.00	0.00	0.00
06/30/2003	9.45	0.03	(a)	0.02	(a)	0.05	0.00	0.00	0.00	0.00
06/30/2002	11.81	(0.01	)(a)	(2.35	)(a)	(2.36)	0.00	0.00	0.00	0.00
01/01/2001 - 06/30/2001	13.78	(0.02	)(a)	(2.13	)(a)	(2.15)	0.00	0.00	0.00	0.00

16  RCM Funds Annual Report  |  06.30.05  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
RCM Mid-Cap Fund

Institutional Class
06/30/2005	$0.00		$2.67	4.71%	$114,914	0.79	%(f)(g)	0.79	%(f)(g)	(0.17)%	147%
06/30/2004	0.00		2.55	22.01	224,577	0.78	(c)	0.78	(c)	(0.36)	145
06/30/2003	0.00		2.09	3.98	224,615	0.78	(c)	0.78	(c)	(0.46)	132
06/30/2002	0.00		2.01	(27.70)	350,827	0.77		0.81		(0.47)	142
01/01/2001 - 06/30/2001	0.00		2.78	(16.52)	773,592	0.77	*	0.79	*	(0.27)*	76
Administrative Class
06/30/2005	0.00		2.64	4.35	12	1.04	(f)(h)	1.04	(f)(h)	(0.41)	147
06/30/2004	0.00		2.53	22.22	11	1.03	(d)	1.03	(d)	(0.60)	145
06/30/2003	0.00		2.07	3.50	9	1.04	(d)	1.04	(d)	(0.69)	132
02/05/2002 - 06/30/2002	0.00		2.00	(12.28)	9	1.02	*	1.02	*	(0.86)*	142

RCM Targeted Core Growth Fund

Institutional Class
06/30/2005	$0.00		$10.92	0.28%	$4,348	0.90	%(e)(f)	0.90	%(e)(f)	0.49%	56%
06/30/2004	0.00		10.89	14.63	4,083	0.91	(b)	0.91	(b)	0.17	92
06/30/2003	0.00		9.50	0.53	3,041	0.91	(b)	0.91	(b)	0.28	74
06/30/2002	0.00		9.45	(19.98)	2,825	1.14		2.47		(0.10)	68
01/01/2001 - 06/30/2001	0.18	(a)	11.81	(14.30)	4,298	1.25	*	2.06	*	(0.31)*	40

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 0.90%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 0.77%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.02%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 0.89%.
(f)	Effective April 1, 2005, the administrative expense was reduced by 0.05%.
(g)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.76%.
(h)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.01%.

See accompanying notes  |  06.30.05  |  RCM Funds Annual Report   17

Statements of Assets and Liabilities

June 30, 2005

Amounts in thousands, except per share amounts	RCM Financial Services Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Targeted Core Growth Fund
Assets:

Investments, at value	$3,198	$4,025	$99,229	$1,456,238	$60,630	$607,117	$133,980	$39,206
Cash	0	1	1	0	7	0	0	1
Foreign currency, at value	1	1	321	10	78	0	0	0
Security lending interest receivable	0	0	3	99	1	12	1	1
Receivable for investments sold	30	0	2,430	70,652	3,009	19,824	14,240	314
Receivable for Fund shares sold	0	0	449	1,433	37	559	395	0
Interest and dividends receivable	5	1	121	723	114	312	32	19
Manager reimbursement receivable	17	16	0	0	0	0	0	0
Other assets	0	0	2	4	0	3	1	0

	3,251	4,044	102,556	1,529,159	63,876	627,827	148,649	39,541

Liabilities:

Payable for investments purchased	$11	$0	$2,377	$40,889	$3,755	$0	$13,918	$287
Payable for short sales	16	0	0	41,383	0	0	0	0
Overdraft due to Custodian	0	0	0	7,259	0	2,022	0	0
Written options outstanding	2	0	0	607	0	0	0	0
Payable for Fund shares redeemed	0	5	142	3,494	139	10,684	457	128
Payable for collateral for securities on loan	0	0	9,310	268,343	1,904	106,584	10,969	7,518
Accrued investment advisory fee	2	2	73	888	24	196	48	16
Accrued administration fee	1	1	34	410	28	124	27	10
Accrued distribution fee	0	0	22	243	24	23	2	8
Accrued servicing fee	0	0	15	191	11	24	2	6
Other liabilities	0	0	10	89	5	0	0	0

	32	8	11,983	363,796	5,890	119,657	25,423	7,973

Net Assets	$3,219	$4,036	$90,573	$1,165,363	$57,986	$508,170	$123,226	$31,568

Net Assets Consist of:

Paid in capital	$3,000	$2,999	$84,643	$1,692,021	$177,660	$482,089	$467,908	$42,039
Undistributed (overdistributed) net investment income	27	461	(39)	(141)	(20)	1,100	0	0
Accumulated undistributed net realized (loss)	0	0	(7,806)	(686,376)	(122,333)	(23,995)	(352,812)	(15,556)
Net unrealized appreciation	192	576	13,775	159,859	2,679	48,976	8,130	5,085

	$3,219	$4,036	$90,573	$1,165,363	$57,986	$508,170	$123,226	$31,568

Net Assets:

Institutional Class	$3,219	$4,036	$16,392	$261,860	$4,928	$326,773	$114,914	$4,348
Administrative Class	0	0	0	1,360	308	64,592	12	0
Other Classes	0	0	74,181	902,143	52,750	116,805	8,300	27,220

Shares Issued and Outstanding:

Institutional Class	300	300	718	7,695	486	25,482	43,072	398
Administrative Class	0	0	0	40	31	5,056	4	0

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.73	$13.45	$22.84	$34.03	$10.14	$12.82	$2.67	$10.92
Administrative Class	0.00	0.00	0.00	34.01	10.04	12.77	2.64	0.00

Cost of Investments Owned	$3,005	$3,449	$85,451	$1,297,787	$57,949	$558,117	$125,851	$34,123

Cost of Foreign Currency Held	$1	$1	$322	$11	$79	$0	$0	$0

18  RCM Funds Annual Report  |  06.30.05  |  See accompanying notes

Statements of Operations

Year Ended June 30, 2005

Amounts in thousands	RCM Financial Services Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Targeted Core Growth Fund
Investment Income:

Interest	$4	$1	$79	$788	$7	$174	$38	$12
Dividends, net of foreign taxes	61	51	867	1,654	1,865	6,741	929	479
Security lending income	0	0	23	478	3	120	10	6
Miscellaneous income	0	0	0	0	1	0	2	1

Total Income	65	52	969	2,920	1,876	7,035	979	498

Expenses:

Investment advisory fees	22	24	689	5,598	392	2,346	750	212
Administration fees	11	14	364	2,760	482	1,720	477	161
Distribution and/or servicing fees - Administrative Class	0	0	0	0	1	197	0	0
Distribution and/or servicing fees - Other Classes	0	0	341	1,369	436	413	46	191
Trustees’ fees	0	0	5	44	7	40	13	3
Organization costs	17	17	0	0	0	0	0	0
Interest expense	0	0	2	0	52	4	29	0
Tax expense	0	0	13	0	17	0	0	0
Miscellaneous expense	0	0	0	47	0	0	0	0

Total Expenses	50	55	1,414	9,818	1,387	4,720	1,315	567

Reimbursement by Manager	(17)	(17)	0	0	0	0	0	0

Net Expenses	33	38	1,414	9,818	1,387	4,720	1,315	567

Net Investment Income (Loss)	32	14	(445)	(6,898)	489	2,315	(336)	(69)

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	(6)	405	3,508	60,740	10,404	19,940	10,675	98
Net realized (loss) on futures contracts and options	0	0	0	(6,248)	0	0	0	0
Net realized gain on foreign currency transactions	1	41	554	633	7,855	0	0	0
Net change in unrealized appreciation (depreciation) on investments	194	576	5,344	(39,686)	(10,739)	973	(7,006)	(199)
Net change in unrealized appreciation (depreciation) on futures contracts and options	(2)	0	0	1,836	0	0	0	0
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	(5)	2	13	0	0	0

Net Gain (Loss)	187	1,022	9,401	17,277	7,533	20,913	3,669	(101)

Net Increase from Repayment by Investment Manager	0	0	0	13	0	0	0	0

Net Increase (Decrease) in Net Assets Resulting from Operations	$219	$1,036	$8,956	$10,392	$8,022	$23,228	$3,333	$(170)

See accompanying notes  |  06.30.05  |  RCM Funds Annual Report   19

Statements of Changes in Net Assets

Amounts in thousands	RCM Financial Services Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund		RCM Global Technology Fund		RCM International Growth Equity Fund
	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$32	$14	$(445)	$(281)	$(6,898)	$(6,470)	$489	$287
Net increase from repayments by Investment Manager	0	0	0	0	13	0	0	0
Net realized gain (loss)	(5)	446	4,062	3,513	55,125	101,049	18,259	8,535
Net change in unrealized appreciation (depreciation)	192	576	5,339	6,647	(37,848)	11,604	(10,726)	10,164

Net increase (decrease) resulting from operations	219	1,036	8,956	9,879	10,392	106,183	8,022	18,986

Distributions to Shareholders:

From net investment income
Institutional Class	0	0	0	0	0	0	(490)	(415)
Administrative Class	0	0	0	0	0	0	(3)	(5)
Other Classes	0	0	0	0	0	0	(351)	(465)

Total Distributions	0	0	0	0	0	0	(844)	(885)

Fund Share Transactions:

Receipts for shares sold
Institutional Class	3,000	3,000	7,156	12,398	137,789	201,821	6,484	31,891
Administrative Class	0	0	0	0	57	0	0	8
Other Classes	0	0	50,625	41,368	160,368	207,032	11,934	58,926
Issued in reorganization
Institutional Class	0	0	0	0	31,105	0	0	0
Administrative Class	0	0	0	0	1,634	0	0	0
Other Classes	0	0	0	0	571,034	0	0	0
Issued as reinvestment of distributions
Institutional Class	0	0	0	0	0	0	486	403
Administrative Class	0	0	0	0	0	0	3	5
Other Classes	0	0	0	0	0	0	311	391
Cost of shares redeemed
Institutional Class	0	0	(5,448)	(6,492)	(122,182)	(140,918)	(46,308)	(19,363)
Administrative Class	0	0	0	0	(313)	0	(53)	(254)
Other Classes	0	0	(20,563)	(18,682)	(152,133)	(139,745)	(14,855)	(63,560)

Net increase (decrease) resulting from Fund share transactions	3,000	3,000	31,770	28,592	627,359	128,190	(41,998)	8,447

Fund Redemption Fee	0	0	28	18	127	43	7	45

Total Increase (Decrease) in Net Assets	3,219	4,036	40,754	38,489	637,878	234,416	(34,813)	26,593

Net Assets:

Beginning of period	0	0	49,819	11,330	527,485	293,069	92,799	66,206

End of period*	$3,219	$4,036	$90,573	$49,819	$1,165,363	$527,485	$57,986	$92,799

* Including undistributed (overdistributed) net investment income of:	$27	$461	$(39)	$(44)	$(141)	$(4,632)	$(20)	$136

20  RCM Funds Annual Report  |  06.30.05  |  See accompanying notes

Amounts in thousands	RCM Large-Cap Growth Fund		RCM Mid-Cap Fund		RCM Targeted Core Growth Fund
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,315	$848	$(336)	$(924)	$(69)	$(162)
Net increase from repayments by Investment Manager	0	0	0	0	0	0
Net realized gain (loss)	19,940	14,004	10,675	55,282	98	2,338
Net change in unrealized appreciation (depreciation)	973	42,766	(7,006)	(5,770)	(199)	1,222

Net increase (decrease) resulting from operations	23,228	57,618	3,333	48,588	(170)	3,398

Distributions to Shareholders:

From net investment income
Institutional Class	(941)	(1,279)	0	0	0	0
Administrative Class	(168)	(246)	0	0	0	0
Other Classes	(107)	(276)	0	0	0	0

Total Distributions	(1,216)	(1,801)	0	0	0	0

Fund Share Transactions:

Receipts for shares sold
Institutional Class	98,727	118,981	20,179	35,746	1,920	1,175
Administrative Class	30,059	36,510	0	0	0	0
Other Classes	36,532	79,351	2,735	7,006	5,251	10,053
Issued in reorganization
Institutional Class	0	0	0	0	0	501
Administrative Class	0	0	0	0	0	0
Other Classes	0	0	0	0	0	19,768
Issued as reinvestment of distributions
Institutional Class	867	1,182	0	0	0	0
Administrative Class	168	246	0	0	0	0
Other Classes	102	265	0	0	0	0
Cost of shares redeemed
Institutional Class	(136,456)	(80,208)	(133,021)	(83,015)	(1,648)	(1,113)
Administrative Class	(54,362)	(38,688)	0	0	0	0
Other Classes	(48,250)	(67,319)	(3,037)	(5,302)	(10,680)	(7,980)

Net increase (decrease) resulting from Fund share transactions	(72,613)	50,320	(113,144)	(45,565)	(5,157)	22,404

Fund Redemption Fee	19	47	3	2	0	1

Total Increase (Decrease) in Net Assets	(50,582)	106,184	(109,808)	3,025	(5,327)	25,803

Net Assets:

Beginning of period	558,752	452,568	233,034	230,009	36,895	11,092

End of period*	$508,170	$558,752	$123,226	$233,034	$31,568	$36,895

* Including undistributed (overdistributed) net investment income of:	$1,100	$0	$0	$0	$0	$0

See accompanying notes  |  06.30.05  |  RCM Funds Annual Report  21

Schedule of Investments

RCM Financial Services Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 90.0%

Consumer Services 4.0%

Axis Capital Holding, Ltd.	3,000	$85
Isewan Terminal Service Co.	5,000	27
Sumitomo Warehouse Co.	3,000	16

		128

Financial & Business Services 83.1%

AFLAC, Inc.	1,800	78
Ambac Financial Group, Inc.	250	17
American International Group, Inc.	2,250	131
Ameritrade Holding Corp. (a)	900	17
Bank of Hawaii Corp.	1,100	56
BB&T Corp.	2,800	112
CapitalSource, Inc. (a)	1,900	37
Chicago Mercantile Exchange Holdings, Inc.	200	59
Citigroup, Inc.	3,400	157
City National Corp.	1,100	79
Deutsche Bank AG	550	43
Endurance Specialty Holdings Ltd.	1,800	68
Fannie Mae	1,950	114
Franklin Resources, Inc.	1,800	139
Freddie Mac	2,000	130
Goldman Sachs Group, Inc.	1,550	158
Joyo Bank Ltd.	11,000	54
Lazard Ltd. SP - CL A (a)	2,000	46
M&T Bank Corp.	850	89
MBNA Corp.	1,800	47
Mellon Financial Corp.	3,000	86
Merrill Lynch & Co., Inc.	2,700	149
Mitsubishi Tokyo Financial Group, Inc.	4	34
National Australia Bank Ltd.	2,500	58
Nishi-Nippon City Bank Ltd.	7,000	30
Nuveen Investments, Inc. ‘A’	1,800	68
OptionsXpress Holding, Inc.	900	14
Preferred Bank	1,350	54
Shizuoka Bank Ltd./The (a)	4,000	34
U.S. Bancorp	4,350	127
UBS AG	550	43
Wachovia Corp.	3,000	149
Zions Bancorporation	2,700	199

		2,676

Technology 2.9%

Automatic Data Processing, Inc.	2,200	92

Total Common Stocks (Cost $2,701)		2,896

EXCHANGE-TRADED FUNDS 2.9%

Financial Select Sector SPDR Fund	3,200	94

Total Exchange-Traded Funds (Cost $96)		94

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 6.4%

Repurchase Agreement 6.4%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $213. Repurchase proceeds are $208.)	$208	208

Total Short-Term Instruments (Cost $208)		208

Total Investments (b) 99.3% (Cost $3,005)		$3,198
Written Options (c) (0.1%) (Premiums $0)		(2)

Other Assets and Liabilities (Net) 0.8%		23

Net Assets 100.0%		$3,219

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $339, which represents 10.54% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(c)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOE Chicago Mercantile Exchange	$270.000	7/16/05	1	$0	$2

(d)	Short sales open at June 30, 2005 were as follows:

Type	Shares	Value	Proceeds
B of I Holdings, Inc.	2	$15	$16

22  RCM Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

RCM Global Resources Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.5%

Australia 5.3%

BHP Billiton Ltd.	10,210	$139
Rio Tinto Ltd.	2,210	75

		214

Barbados 2.0%

Nabors Industries Ltd. (a)	1,330	81

Brazil 0.9%

Companhia Vale do Rio Doce SP - ADR	1,240	36

Canada 12.5%

Canadian Natural Resources	4,640	168
Compton Petroleum Corp. (a)	4,000	36
Suncor Energy, Inc.	2,908	137
Teck Cominco Ltd. ‘B’	2,300	78

		419

Finland 1.5%

Neste Oil Oyj (a)	2,350	61

France 8.0%

Companie Generale de Geophysique S.A. (a)	1,290	109
TotalFinaElf S.A.	910	213

		322

Luxembourg 2.1%

Arcelor S.A.	4,390	86

Netherlands 6.0%

Royal Dutch Petroleum Co.	3,750	244

Switzerland 1.8%

Syngenta AG (a)	690	71

United Kingdom 8.3%

BP PLC	15,998	166
Rio Tinto Ltd. (a)	1,270	39
Vedanta Resources PLC (a)	5,840	53
Xstrata PLC	4,080	79

		337

United States 50.1%

Arch Coal, Inc.	2,620	143
ConocoPhillips	2,740	158
Dow Chemical Co.	1,400	62
EOG Resources, Inc.	710	40
Exxon Mobil Corp.	2,510	144
Halliburton Co.	1,740	83
National-Oilwell, Inc. (a)	1,690	80
Newfield Exploration Co. (a)	3,000	120
Noble Corp.	2,070	127
Peabody Energy Corp.	1,980	103
Range Resources Corp.	2,330	63
Rohm & Haas Co. (a)	1,320	61
Schlumberger Ltd.	2,100	160
Smith International, Inc.	1,900	121
Southwestern Energy Co. (a)	1,240	58
Spinnaker Exploration Co. (a)	1,640	58
Transocean, Inc. (a)	2,670	144
Ultra Petroleum Corp. (a)	2,760	84
Valero Energy Corp.	1,180	93
Weatherford International Ltd. (a)	1,050	61
XTO Energy, Inc.	4,240	144

		2,107

Total Common Stocks (Cost $3,402)		3,978

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 1.2%

Repurchase Agreement 1.2%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $51. Repurchase proceeds are $47.)	$47	47

Total Short-Term Instruments (Cost $47)		47

Total Investments (b) 99.7% (Cost $3,449)		$4,025

Other Assets and Liabilities (Net) 0.3%		11

Net Assets 100.0%		$4,036

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $1,273, which represents 31.55% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  06.30.05  |  RCM Funds Annual Report  23

Schedule of Investments

RCM Global Small-Cap Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 95.6%

Austria 3.8%

Constantia Packaging AG	15,000	$526
Flughafen Wien AG	10,000	649
Uniqa Versicherungen AG (a)	37,900	738
Wiener Staedtische Allgemeine Versicherung AG	16,000	835
Wienerberger AG	15,000	696

		3,444

Brazil 1.0%

Gol Linhas Aereas Inteligentes S.A. SP - ADR	30,000	902

Canada 1.7%

Compton Petroleum Corp. (a)	73,000	664
Ultra Petroleum Corp. (a)	27,800	844

		1,508

Denmark 0.8%

GN Store Nord	65,000	734

Finland 0.8%

YIT-Yhtyma Oyj	23,000	768

France 3.1%

Acadomia Group	12,700	431
April Group (a)	9,000	280
BioMerieux	11,000	505
Elior	40,100	478
Neopost S.A. (a)	13,000	1,144

		2,838

Germany 5.0%

Grenke Leasing AG	22,000	935
Hugo Boss AG	32,000	1,038
Leoni AG	28,900	744
Pfeiffer Vacuum Technology AG	11,000	511
Salzgitter AG	27,500	744
Technotrans AG	28,000	520
Wincor Nixdorf AG (a)	2	0

		4,492

Hong Kong 0.5%

International Bank of Asia	1,200,000	469

Indonesia 0.6%

PT Bank Rakyat Indonesia Tbk.	1,700,000	504

Ireland 2.7%

Independent News & Media PLC	200,000	617
Kingspan Group PLC	56,000	661
Paddy Power PLC	33,500	572
United Drug PLC	128,000	550

		2,400

Italy 1.3%

AEM Torino SpA	200,000	502
Meta Modena SpA	200,000	714

		1,216

Japan 10.2%

Aida Engineering Ltd.	110,000	569
Asahi Intecc Co., Ltd. (a)	22,400	498
Bookoff Corp. (a)	11,400	281
Cyber Agent Ltd.	135	597
Daifuku Co.	55,000	519
Japan Asia Investment Co.	60,000	282
Moshi Moshi Hotline, Inc.	5,000	477
Musashi Seimitsu Industry Co., Ltd.	20,000	481
NIWS Co., Ltd.	360	472
Park24 Co., Ltd. (a)	27,500	543
Ricoh Leasing Co.	22,400	538
Ryohin Keikaku Co., Ltd.	12,600	621
Seikoh Giken Co., Ltd. (a)	5,700	149
Sumitomo Titanium Corp.	8,550	997
Takiron Co., Ltd. (a)	80,000	343
Tokai Carbon Co., Ltd.	112,000	463
Tokyo Tatemono Co.	80,000	534
Usen Corp. (a)	16,800	442
USS Co., Ltd.	7,000	445

		9,251

Mexico 1.7%

Consorcio ARA, S.A. de C.V.	185,000	640
Organizacion Soriana S.A. de CV ‘B’ (a)	205,000	855

		1,495

Netherlands 2.8%

Athlon Holding NV	20,000	501
Brunel International NV	35,000	446
Kendrion NV (a)	300,000	529
Stork NV	12,500	517
TomTom NV (a)	25,000	549

		2,542

Norway 1.7%

Aker Kvaerner ASA (a)	19,000	770
Prosafe ASA	24,300	727

		1,497

Philippines 0.8%

Philippine Long Distance Telephone Co. SP - ADR (c)	25,000	726

Poland 0.6%

Agora S.A. (a)	30,000	573

Portugal 0.4%

Impresa SGPS (a)	55,000	349

Russia 1.2%

OAO Pharmacy Chain 36.6 (a)	13,000	276
Rostelecom SP - ADR (c)	50,000	603
Seventh Continent (a)	14,278	215

		1,094

Singapore 1.8%

Cosco Corp. Singapore Ltd.	300,000	343
First Engineering Ltd. (a)	750,000	545
STATS ChipPAC Ltd. (a)	1,100,000	785

		1,673

Spain 1.7%

Banco Pastor S.A.	18,000	719
Cortefiel S.A.	35,000	798

		1,517

Sweden 0.6%

Getinge AB ‘B’	43,000	585

Switzerland 4.3%

Bank Sarasin & Cie AG	500	896
Geberit AG (a)	450	288
Georg Fischer AG (a)	3,000	916
Jelmoli Holding AG	520	718
Lindt & Spruengli AG	38	582
Micronas Semiconductor Holding AG (a)	14,000	529

		3,929

Thailand 0.5%

Aapico Hitech Public Co., Ltd.	560,000	456

United Kingdom 7.5%

Burren Energy PLC	51,500	616
C&C Group PLC	151,000	683
Carillion PLC	105,000	530
Grafton Group PLC (a)	58,000	670
IAWS Group PLC	28,000	393
NETeller PLC (a)	87,100	984
NextGen Sciences, Ltd. (a)	27,000	169
Northgate PLC	40,000	650
Paladin Resources PLC	150,000	601
Punch Taverns PLC	55,000	721
Sportingbet PLC (a)	125,200	732

		6,749

United States 38.5%

Advisory Board Co. (a)	14,250	695
Aeropostale, Inc. (a)(c)	18,450	620
Affiliated Managers Group, Inc. (a)(c)	16,100	1,100
Animas Corp. (a)(c)	16,150	325
Anteon International Corp. (a)	16,500	753
BEI Technologies, Inc.	30,000	800
Big 5 Sporting Goods Corp.	30,100	854
BJ’s Restaurants Inc. (a)(c)	37,500	763
Carter’s, Inc. (a)	14,840	866
Central European Distribution Corp. (a)(c)	24,090	899
Central European Media Enterprises Ltd. ‘A’ (a)	20,360	985
Central Garden and Pet Co. (a)	12,300	604
Citi Trends, Inc. (a)	21,300	385
CKE Restaurants, Inc. (c)	45,000	626
Cogent, Inc. (a)	17,120	489
Comstock Homebuilding Cos., Inc. ‘A’ (a)	32,900	797
CV Therapeutics, Inc. (a)	17,600	395
Cypress Semiconductor Corp. (a)	48,090	605
El Paso Electric Co. (a)	42,930	878
Energy Conversion Devices, Inc. (a)(c)	19,760	442
Epicor Software Corp. (a)	45,140	596
FEI Co. (a)	8,100	185
FormFactor, Inc. (a)(c)	18,540	490
Foundation Coal Holdings, Inc.	29,500	765
Gen-Probe, Inc. (a)	7,930	287
GFI Group Inc. (a)	15,000	534
Gravity Co., Ltd. (a)	2,350	20
Great Wolf Resorts, Inc. (a)	25,000	511
Hansen Natural Corp. (a)(c)	5,340	452
Harsco Corp.	6,900	376
Hibbett Sporting Goods, Inc. (a)	26,760	1,013
I-Flow Corp. (a)	22,500	374
Intermix Media, Inc. (a)	22,800	191
Ionatron, Inc. (a)(c)	40,590	349
Jarden Corp. (a)(c)	21,460	1,157
Jones Lang LaSalle, Inc. (a)	19,910	881
Korn/Ferry International (a)	36,800	653
Life Time Fitness, Inc. (a)	27,920	916
Monro Muffler Brake, Inc. (a)	17,000	502
NeuStar, Inc. ‘A’ (a)	7,350	188
Peet’s Coffee & Tea, Inc. (a)	7,000	231
PeopleSupport, Inc. (a)(c)	48,060	438
PF Chang’s China Bistro, Inc. (a)(c)	10,100	596
Quiksilver, Inc. (a)	36,000	575
RARE Hospitality International, Inc. (a)	24,630	750
Sapient Corp. (a)	72,700	577
Shamir Optical Industry Ltd. (a)	41,240	666
Signature Bank & Trust (a)	24,730	603
Standard Pacific Corp.	13,000	1,143
The9 Ltd. SP - ADR (a)	10,000	260
Unit Corp. (a)	13,900	612
United Natural Foods, Inc. (a)	24,270	737
Universal Technical Institute, Inc. (a)	15,000	498
Varian Semiconductor Equipment Associates, Inc. (a)	17,130	634
VCA Antech, Inc. (a)	36,310	881
WebSideStory, Inc. (a)	13,000	191
Westcorp, Inc.	10,680	560
Wintrust Financial Corp.	11,000	576

		34,849

Total Common Stocks (Cost $72,782)		86,560

24  RCM Funds Annual Report  |  06.30.05  |  See accompanying notes

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 14.0%

Collateral Invested for Securities on Loan (b) 10.3%

Adirondack 2005-1 Corp.
3.388% due 09/08/2005	$2,000	$1,987
Bavaria TRR Corp.
3.289% due 07/25/2005	3,000	2,993
Canadian Imperial Bank
3.350% due 07/01/2005	3,330	3,330
ING Belgium S.A.
3.400% due 07/01/2005	1,000	1,000

		9,310

Repurchase Agreement 3.7%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Fannie Mae 3.860% due 02/22/2008 valued at $3,428. Repurchase proceeds are $3,359.)	3,359	3,359

Total Short-Term Instruments (Cost $12,669)		12,669

Total Investments (d) 109.6% (Cost $85,451)		$99,229

Other Assets and Liabilities (Net) (9.6%)		(8,656)

Net Assets 100.0%		$90,573

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Security purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $8,944; cash collateral of $9,291 was received with which the Fund purchased securities.
(d)	Securities with an aggregate value of $39,291, which represents 43.38% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  06.30.05  |  RCM Funds Annual Report   25

Schedule of Investments

RCM Global Technology Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 96.2%

Aerospace 2.4%

United Technologies Corp. (d)	536,240	$27,536

Capital Goods 0.0%

Tyco International Ltd. (a)(d)	10,000	292

Communications 3.3%

NeuStar, Inc. ‘A’ (a)	203,300	5,204
Nextel Partners, Inc. ‘A’ (a)(d)	1,310,050	32,974

		38,178

Consumer Discretionary 0.0%

Nintendo Co., Ltd.	5,540	578

Consumer Services 0.8%

DreamWorks Animation SKG, Inc. ‘A’ (a)	1,000	26
Greenfield Online, Inc. (a)(d)	319,410	3,881
Usen Corp. (a)	154,430	4,059
XM Satellite Radio Holdings, Inc. ‘A’ (a)(d)	37,910	1,276

		9,242

Energy 3.1%

Cooper Cameron Corp. (a)	42,710	2,650
Diamond Offshore Drilling, Inc.	111,690	5,968
Halliburton Co. (d)	254,780	12,184
Nabors Industries Ltd. (a)	6,080	369
National-Oilwell, Inc. (a)	25,460	1,210
Schlumberger Ltd. (d)	34,290	2,604
Smith International, Inc. (d)	34,170	2,177
Transocean, Inc. (a)	108,120	5,835
Ultra Petroleum Corp. (a)	51,560	1,565
Weatherford International Ltd. (a)	18,430	1,069

		35,631

Financial & Business Services 1.0%

Infosys Technologies Ltd.	52,000	11,269

Healthcare 4.7%

Affymetrix, Inc. (a)(d)	350,570	18,906
IVAX Corp. (a)(d)	823,630	17,708
PacifiCare Health Systems, Inc. (a)	9,180	656
WellPoint, Inc. (a)(d)	249,330	17,363

		54,633

Technology 80.9%

Apple Computer, Inc. (a)	259,450	9,550
Autodesk, Inc.	1,006,480	34,593
Broadcom Corp. ‘A’ (a)(d)	829,170	29,444
Chartered Semiconductor Manufacturing Ltd. SP - ADR (a)	30,663,000	23,863
Cognizant Technology Solutions Corp. ‘A’ (a)	259,160	12,214
Comverse Technology, Inc. (a)	952,270	22,521
Corning, Inc. (a)	1,842,860	30,628
Ctrip.com International Ltd. SP - ADR	281,220	14,308
Cypress Semiconductor Corp. (a)(d)	1,543,760	19,436
EMC Corp. (a)(d)	2,983,040	40,897
Energy Conversion Devices, Inc. (a)(d)	1,000	22
F5 Networks, Inc. (a)(d)	262,170	12,384
Google, Inc. ‘A’ (a)(d)	201,830	59,368
Hewlett-Packard Co. (d)	1,253,590	29,472
Infosys Technology Ltd. SP - ADR (d)	26,240	2,033
Intel Corp. (a)	10,000	261
International Rectifier Corp. (a)	249,540	11,908
Intuit, Inc. (a)(d)	387,780	17,493
Juniper Networks, Inc. (a)	1,338,800	33,711
Lucent Technologies, Inc. - Warrants Exp. 12/10/2007 (a)(h)	1,989	2
Macromedia, Inc. (a)	10,000	382
Marvell Technology Group Ltd. (a)(d)	825,400	31,398
McAfee, Inc. (a)	24,280	636
Microchip Technology, Inc.	399,460	11,832
Monster Worldwide, Inc. (a)(d)	657,020	18,843
Motorola, Inc.	1,280,050	23,374
National Semiconductor Corp.	1,322,790	29,141
NAVTEQ Corp. (a)	4,710	175
NCR Corp. (a)	984,690	34,582
Netease.com, Inc. SP - ADR (a)(d)	32,630	1,863
Network Appliance, Inc. (a)(d)	59,100	1,671
Nokia Corp. SP - ADR (a)	1,285,210	21,386
Oracle Corp. (a)	3,539,760	46,725
QUALCOMM, Inc.	10,000	330
Red Hat, Inc. (a)(d)	2,980,430	39,044
Samsung Electronics Co., Ltd. (a)	18,990	8,994
SanDisk Corp. (a)(d)	1,173,170	27,839
Shanda Interactive Entertainment Ltd. SP - ADR (a)(d)	1,057,130	38,892
Softbank Corp.	14,400	561
Symantec Corp. (a)	703,560	15,295
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR	3,199,961	29,184
Telvent GIT S.A. (a)	373,600	3,848
Tencent Holdings Ltd.	21,839,000	16,500
Tessera Technologies, Inc. (a)	263,173	8,793
Trend Micro, Inc.	2,850	101
VeriSign, Inc. (a)(d)	1,769,960	50,904
Yahoo!, Inc. (a)(d)	2,214,940	76,748

		943,149

Total Common Stocks (Cost $962,862)		1,120,508

	# of Contracts

PURCHASED PUT OPTIONS 0.9%

NASDAQ 100 Index (CBOT)
Strike @ 36.000 Exp. 09/17/2005	32,970	2,143
NASDAQ 100 TR Index (CBOT)
Strike @ 37.000 Exp. 08/20/2005	96,397	8,194

Total Purchased Put Options (Cost $9,564)		10,337

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 27.9%

Collateral Invested for Securities on Loan (c) 23.0%
Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$4,000	3,993
3.387% due 09/08/2005	10,000	9,935
Bank of America N.A.
3.518% due 07/01/2005 (b)	10,000	10,000
Bavaria TRR Corp.
3.106% due 07/01/2005	10,000	9,999
3.460% due 07/01/2005	12,000	11,999
3.304% due 07/11/2005	2,000	1,998
3.289% due 07/25/2005	3,000	2,993
Bavaria Universal Funding
3.268% due 07/20/2005	5,000	4,991
Bayerische Landesbank NY
3.320% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	28,000	28,000
Canadian Imperial Bank
3.350% due 07/01/2005	19,329	19,329
CC USA, Inc.
3.258% due 07/05/2005 (b)	1,000	1,001
3.267% due 07/05/2005 (b)	2,000	2,002
CIT Group, Inc.
3.207% due 07/29/2005 (b)	2,000	2,009
3.213% due 07/29/2005 (b)	5,000	5,023
Citigroup Global Markets, Inc.
3.588% due 07/01/2005 (b)	27,000	27,000
Countrywide Home Loans, Inc.
3.417% due 08/26/2005 (b)	4,500	4,500
Credit Suisse First Boston
3.090% due 07/08/2005 (b)	2,000	2,000
3.511% due 02/06/2006 (b)	3,000	3,002
3.501% due 02/27/2006 (b)	1,000	1,001
3.502% due 02/27/2006 (b)	1,500	1,501
3.507% due 02/27/2006 (b)	10,000	10,007
CS First Boston USA, Inc.
3.506% due 07/05/2005 (b)	2,000	2,006
Davis Square Funding IV Corp.
3.268% due 08/09/2005	900	895
Goldman Sachs Group LP
3.210% due 09/12/2005 (b)	16,000	16,003
ING Belgium S.A.
3.400% due 07/01/2005	17,156	17,156
K2 LLC
3.210% due 09/15/2005 (b)	5,000	4,999
Morgan Stanley
3.300% due 02/03/2006 (b)	5,000	5,000
Natexis Banques Populaires
3.513% due 08/16/2005 (b)	7,000	6,998
3.518% due 08/16/2005 (b)	1,000	1,000
Northern Rock PLC
3.150% due 02/03/2006 (b)	2,000	2,000
Park Sienna LLC
3.316% due 07/20/2005	10,030	10,011
Sierra Madre Funding Delaware Corp.
3.099% due 07/05/2005	2,000	1,999
3.107% due 07/05/2005	2,000	1,999
Sigma Finance, Inc.
3.270% due 03/06/2006 (b)	24,000	23,995
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	7,000	7,000
Treasury Bank N.A.
3.354% due 02/27/2006 (b)	1,000	1,000
Verizon Network Funding
3.134% due 07/05/2005	3,000	2,999

		268,343

Repurchase Agreement 4.9%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.010% due 09/17/2008 valued at $58,193. Repurchase proceeds are $57,054.)	57,050	57,050

Total Short-Term Instruments (Cost $325,361)		325,393

Total Investments (e) 125.0% (Cost $1,297,787)		$1,456,238
Written Options (f) (0.1%) (Premiums $1,397)		(607)

Other Assets and Liabilities (Net) (24.9%)		(290,268)

Net Assets 100.0%		$1,165,363

26  RCM Funds Annual Report  |  06.30.05  |  See accompanying notes

Notes to Schedule of Investments

(amounts in thousands, except number of contracts and shares):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $258,745; cash collateral of $267,956 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $54,578, which represents 4.68% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(f)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOE eBay, Inc.	$27.500	01/21/2006	3,590	$540	$467
Put - CBOE Juniper Networks, Inc.	20.000	07/16/2005	8,598	477	43
Put - CBOE Silicon Laboratories, Inc.	25.000	07/16/2005	4,859	380	97

				$1,397	$607

(g)	Short sales open at June 30, 2005 were as follows:

Type	Shares	Value	Proceeds
Amazon.com, Inc.	236,080	$7,810	$8,200
Applied Materials, Inc.	734,100	11,878	11,658
BEA Systems, Inc.	678,700	5,959	5,974
Hyperion Solutions Corp.	247,780	9,970	10,259
Sun Microsystems, Inc.	10,000	37	36
Take-Two Interactive Software, Inc.	133,700	3,403	3,560
Western Digital Corp.	173,300	2,326	2,345

		$41,383	$42,032

(h)	The Warrants entitle the Fund to purchase 1 share of Lucent Technologies, Inc. for every warrant held at $2.75 until December 10, 2007.

See accompanying notes  |  06.30.05  |  RCM Funds Annual Report   27

Schedule of Investments

RCM International Growth Equity Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 99.6%

Australia 3.1%

Alumina, Ltd. (b)	273,400	$1,154
Brambles Industries Ltd.	99,325	615

		1,769

Belgium 1.0%

KBC Bancassurance Holding	7,475	590

Canada 2.4%
Shoppers Drug Mart Corp.	6,400	222
Shoppers Drug Mart Corp. (a)	33,075	1,147

		1,369

China 3.5%

China Mobile (Hong Kong) Ltd.	188,500	698
SINA Corp. (b)(d)	19,925	556
Television Broadcasting	137,000	776

		2,030

France 12.5%

Accor S.A. (b)	20,125	941
Axa S.A.	25,600	637
Axalto Holding NV (b)	24,200	729
Companie Generale de Geophysique S.A. (b)(d)	7,150	605
France Telecom S.A. (b)	42,850	1,246
Sanofi-Synthelabo S.A.	14,550	1,192
TotalFinaElf S.A.	5,550	1,299
Vivendi Universal S.A.	18,150	569

		7,218

Germany 9.4%

BAYER AG	53,950	1,793
Puma AG Rudolf Dassler Sport	2,270	561
Schwarz Pharma AG	13,200	600
Siemens AG	11,700	850
Stada Arzneimittel AG	21,275	778
TUI AG (b)	36,200	894

		5,476

Greece 3.2%

Hellenic Telecommunications Organization S.A. (b)	64,410	1,243
National Bank of Greece S.A.	17,325	592

		1,835

Hong Kong 1.3%

Li & Fung Ltd.	370,000	766

Indonesia 1.2%

PT Telekomunikasi Indonesia (b)	34,300	715

Italy 4.2%

Banca Intesa SpA (b)	130,050	595
Eni SpA	25,025	643
Fastweb (b)	13,700	591
Unicredito Italiano SpA (b)	110,675	586

		2,415

Japan 14.3%

Canon, Inc.	16,400	873
Daito Trust Construct Co., Ltd.	18,800	702
Mitsui Fudosan Co., Ltd.	91,000	1,015
Mizuho Financial Group, Inc.	185	832
Nikko Cordial Cop. (b)	157,000	686
Orix Corp.	9,200	1,374
Rakuten, Inc. (b)	565	455
Takefuji Corp.	18,210	1,226
Toyota Motor Credit Corp.	31,100	1,110

		8,273

Netherlands 5.0%

ASML Holding NV (b)	36,550	573
IHC Caland NV (b)	9,575	656
Randstd Holding NV (b)	8,200	283
Royal Numico NV (b)	20,950	836
Vedior NV	38,600	543

		2,891

Norway 1.0%

Petroleum Geo-Services ASA (b)	25,200	607

Philippines 0.8%

SM Investments Corp. (b)	98,710	450

Singapore 3.1%

Keppel Corp.	120,000	887
SembCorp Industries Ltd.	567,520	896

		1,783

South Korea 2.0%

Samsung Electronics Co., Ltd.	2,480	1,174

Spain 2.1%

ACS Actividades Construcciones y Servicios S.A.	42,675	1,192

Switzerland 4.9%

Credit Suisse Group	36,150	1,417
Swiss Reinsurance Co.	9,075	556
UBS AG	11,275	879

		2,852

Taiwan 1.2%

United Microelectronics Corp. SP - ADR (b)(d)	175,100	720

Thailand 1.8%

Bangkok Bank Public Co., Ltd.	220,600	574
Siam Cements Public Co., Ltd. (b)	84,400	493

		1,067

United Kingdom 21.6%

Anglo Irish Bank Corp. PLC	48,175	597
ARM Holdings PLC	305,525	617
BHP Billiton PLC	93,450	1,191
Cadbury Schweppes PLC	118,400	1,127
Cairn Energy USA, Inc. (b)	28,350	683
Diageo PLC	40,000	588
GlaxoSmithKline PLC	91,525	2,212
Man Group PLC	25,025	646
Reckitt Benckiser PLC	27,125	797
Royal Bank of Scotland PLC	28,350	854
Sage Group PLC	291,025	1,163
Serco Group PLC (b)	128,600	586
Sportingbet PLC (b)	108,075	632
WPP Group PLC	83,250	853

		12,546

Total Common Stocks (Cost $55,057)		57,738

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 5.0%

Collateral Invested for Securities on Loan (c) 3.3%

Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (f)	$1,000	1,000
Canadian Imperial Bank
3.350% due 07/01/2005	904	904

		1,904

Repurchase Agreement 1.7%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Fannie Mae 3.860% due 02/22/2008 valued at $1,011. Repurchase proceeds are $988.)	988	988

Total Short-Term Instruments (Cost $2,892)		2,892

Total Investments (e) 104.6% (Cost $57,949)		$60,630

Other Assets and Liabilities (Net) (4.6%)		(2,644)

Net Assets 100.0%		$57,986

Notes to Schedule of Investments

(amounts in thousands):

(a)	Security purchased under Rule 144A of the 1993 Securities Act and, unless registered under the act or exempt from registration, may only be sold to qualified institutional investors.
(b)	Non-income producing security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $1,809; cash collateral of $1,900 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $53,836, which represents 92.84% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(f)	Variable rate security.

28  RCM Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

RCM Large-Cap Growth Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.5%

Aerospace 3.7%
Boeing Co.	131,000	$8,646
United Technologies Corp.	195,500	10,039

		18,685

Capital Goods 4.3%

General Electric Co. (d)	636,000	22,037

Consumer Discretionary 11.8%

Coach, Inc. (a)	202,500	6,798
J.C. Penney Co., Inc.	267,500	14,065
Lowe’s Cos., Inc. (d)	144,000	8,384
Nike, Inc. ‘B’ (d)	127,500	11,042
Target Corp.	146,000	7,944
Walgreen Co.	253,500	11,658

		59,891

Consumer Services 6.6%

Carnival Corp. (d)	194,000	10,583
Marriott International, Inc. ‘A’	113,000	7,709
News Corp. ‘A’	580,000	9,384
Univision Communications, Inc. ‘A’ (a)(d)	216,000	5,951

		33,627

Consumer Staples 5.8%

Gillette Co.	154,500	7,822
PepsiCo, Inc.	254,500	13,725
Procter & Gamble Co. (d)	145,500	7,675

		29,222

Energy 6.6%

ConocoPhillips	178,000	10,233
Noble Corp. (d)	139,500	8,581
Smith International, Inc. (d)	87,500	5,574
XTO Energy, Inc.	269,000	9,143

		33,531

Financial & Business Services 12.9%

AFLAC, Inc. (d)	203,500	8,808
Citigroup, Inc.	393,500	18,192
Franklin Resources, Inc. (d)	159,500	12,278
Merrill Lynch & Co., Inc.	185,500	10,204
U.S. Bancorp (d)	139,000	4,059
Zions Bancorporation	165,000	12,132

		65,673

Healthcare 21.7%

Abbott Laboratories	387,500	18,991
Aetna, Inc. (d)	119,500	9,897
Biogen Idec, Inc. (d)	129,000	4,444
Eli Lilly & Co.	113,500	6,323
Genentech, Inc. (a)	69,800	5,604
Gilead Sciences, Inc. (a)(d)	179,500	7,896
IVAX Corp. (a)	306,000	6,579
Johnson & Johnson	115,000	7,475
Medtronic, Inc.	193,000	9,995
Novartis AG SP - ADR	158,000	7,496
Pfizer, Inc.	356,500	9,832
UnitedHealth Group, Inc.	184,000	9,594
Wyeth	138,000	6,141

		110,267

Technology 25.1%

Apple Computer, Inc. (a)	172,000	6,331
Autodesk, Inc.	143,600	4,936
Broadcom Corp. ‘A’ (a)(d)	214,000	7,599
Corning, Inc. (a)	318,000	5,285
Dell, Inc. (a)(d)	205,500	8,119
EMC Corp. (a)(d)	649,000	8,898
Google, Inc. ‘A’ (a)(d)	41,400	12,178
Juniper Networks, Inc. (a)	389,000	9,795
Marvell Technology Group Ltd. (a)(d)	295,500	11,241
NCR Corp. (a)	179,500	6,304
Oracle Corp. (a)	815,700	10,767
Symantec Corp. (a)	289,000	6,283
Texas Instruments, Inc. (d)	404,000	11,340
VeriSign, Inc. (a)	199,500	5,738
Yahoo!, Inc. (a)(d)	369,000	12,786

		127,600

Total Common Stocks (Cost $451,557)		500,533

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 21.0%

Collateral Invested for Securities on Loan (c) 21.0%

Adirondack 2005-1 Corp.
3.388% due 09/08/2005	$8,000	7,948
Bank of America N.A.
3.518% due 07/01/2005 (b)	1,000	1,000
Bavaria TRR Corp.
3.289% due 07/25/2005	2,000	1,995
Bavaria Universal Funding
3.268% due 07/20/2005	5,000	4,991
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	22,000	22,000
Canadian Imperial Bank
3.350% due 07/01/2005	6,405	6,405
CC USA, Inc.
3.267% due 07/05/2005 (b)	2,000	2,002
CIT Group, Inc.
3.207% due 07/29/2005 (b)	3,000	3,014
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	4,000	4,000
Credit Suisse First Boston
3.502% due 02/27/2006 (b)	1,000	1,001
3.507% due 02/27/2006 (b)	10,000	10,007
CS First Boston USA, Inc.
3.504% due 07/05/2005 (b)	2,000	2,006
Goldman Sachs Group LP
3.210% due 09/12/2005 (b)	15,000	15,003
ING Belgium S.A.
3.400% due 07/01/2005	4,000	4,000
Morgan Stanley
3.300% due 02/03/2006 (b)	3,000	3,000
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (b)	3,000	2,999
Park Sienna LLC
3.316% due 07/20/2005	6,225	6,213
Sierra Madre Funding Delaware Corp.
3.107% due 07/05/2005	1,000	1,000
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	2,000	2,000
Treasury Bank N.A.
3.354% due 02/27/2006 (b)	5,000	5,000
3.280% due 03/15/2006 (b)	1,000	1,000

Total Short-Term Instruments (Cost $106,560)		106,584

Total Investments 119.5% (Cost $558,117)		$607,117

Other Assets and Liabilities (Net) (19.5%)		(98,947)

Net Assets 100.0%		$508,170

Notes  to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $103,318; cash collateral of $106,388 was received with which the Fund purchased securities.

See accompanying notes  |  06.30.05  |  RCM Funds Annual Report   29

Schedule of Investments

RCM Mid-Cap Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 99.3%

Aerospace 1.6%

Goodrich Corp.	49,000	$2,007

Building 0.3%

Pulte Homes, Inc.	4,500	379

Capital Goods 2.7%

Chicago Bridge & Iron Co. N.V.	61,900	1,415
Ingersoll-Rand Co. ‘A’	19,500	1,391
Roper Industries, Inc.	7,800	557

		3,363

Communications 2.8%
Amdocs Ltd. (a)	33,000	872
NeuStar, Inc. ‘A’ (a)	40,000	1,024
Nextel Partners, Inc. ‘A’ (a)	59,600	1,500

		3,396

Consumer Discretionary 12.3%

Cheesecake Factory, Inc. (a)	14,900	518
Coach, Inc. (a)	57,050	1,915
Hot Topic, Inc. (a)	58,000	1,109
J.C. Penney Co., Inc.	53,900	2,834
Marvel Enterprises, Inc. (a)(c)	97,200	1,917
Outback Steakhouse, Inc.	42,800	1,936
PETsMART, Inc.	3,600	109
Polo Ralph Lauren Corp. ‘A’	28,100	1,211
Quiksilver, Inc. (a)	127,430	2,036
Williams-Sonoma, Inc. (a)(c)	40,212	1,591

		15,176

Consumer Services 13.9%

Axis Capital Holding, Ltd.	11,417	323
Career Education Corp. (a)	52,600	1,926
Corporate Executive Board Co.	30,300	2,373
Echostar Communications Corp. ‘A’ (a)	14,000	422
Hilton Hotels Corp.	127,300	3,036
Moody’s Corp.	7,450	335
Royal Caribbean Cruises Ltd.	45,300	2,191
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	41,100	2,407
Univision Communications, Inc. ‘A’ (a)	15,200	419
UTI Worldwide, Inc.	25,720	1,791
XM Satellite Radio Holdings, Inc. ‘A’ (a)(c)	54,729	1,842

		17,065

Consumer Staples 5.0%

Clorox Co. (a)	39,400	2,195
Constellation Brands, Inc. ‘A’ (a)	76,900	2,269
Dean Foods Co. (a)	40,700	1,434
TreeHouse Foods, Inc. (a)	8,060	230

		6,128

Energy 7.1%

Arch Coal, Inc. (c)	10,200	556
National-Oilwell, Inc. (a)	14,600	694
Newfield Exploration Co. (a)	12,100	483
Noble Corp. (c)	39,200	2,411
Smith International, Inc.	13,700	873
Ultra Petroleum Corp. (a)	55,100	1,673
Weatherford International Ltd. (a)(c)	24,223	1,404
XTO Energy, Inc.	19,175	652

		8,746

Environmental Services 1.6%

Republic Services, Inc.	54,500	1,963

Financial & Business Services 7.2%

Ameritrade Holding Corp. (a)	9,450	176
CapitalSource, Inc. (a)(c)	84,750	1,664
City National Corp.	21,150	1,517
Franklin Resources, Inc.	4,150	320
Lazard Ltd. SP - CL A (a)(c)	44,600	1,037
Nuveen Investments, Inc. ‘A’	34,700	1,305
OptionsXpress Holding, Inc.	15,800	240
SEI Investments Co.	28,600	1,068
Zions Bancorporation	21,580	1,587

		8,914

Healthcare 17.5%

Aetna, Inc.	2,100	174
Barr Laboratories, Inc. (a)	37,600	1,833
Beckman Coulter, Inc.	19,100	1,214
C.R. Bard, Inc.	17,950	1,194
Caremark Rx, Inc. (a)	39,000	1,736
Celgene Corp. (a)	27,800	1,133
Community Health Systems, Inc. (a)	35,900	1,357
Cytyc Corp. (a)	58,600	1,293
Forest Laboratories, Inc. (a)	3,200	124
Gen-Probe, Inc. (a)	32,900	1,192
Health Net, Inc. (a)	6,300	240
IVAX Corp. (a)	70,300	1,511
Kinetic Concepts, Inc. (a)	14,500	870
LifePoint Hospitals, Inc. (a)	38,900	1,965
Nektar Therapeutics, Inc. (a)	61,700	1,039
PacifiCare Health Systems, Inc. (a)	36,200	2,587
Shire Pharmaceuticals Group PLC SP - ADR (a)	50,000	1,640
United Therapeutics Corp. (a)	5,000	241
Vicuron Pharmaceuticals, Inc. (a)	6,550	183

		21,526

Materials & Processing 5.0%

Air Products & Chemicals, Inc.	21,400	1,290
American Standard Cos., Inc.	59,200	2,482
Rohm & Haas Co.	38,200	1,770
York International Corp.	16,700	635

		6,177

Technology 22.3%

Advanced Micro Devices, Inc. (a)(c)	62,200	1,079
Avocent Corp. (a)	37,000	967
Broadcom Corp. ‘A’ (a)	59,400	2,109
Corning, Inc. (a)	146,200	2,430
Cypress Semiconductor Corp. (a)	69,600	876
F5 Networks, Inc. (a)	34,300	1,620
Fisher Scientific International, Inc. (a)	21,000	1,363
Juniper Networks, Inc. (a)	61,500	1,549
Marvell Technology Group Ltd. (a)	29,700	1,130
McAfee, Inc. (a)	87,450	2,289
Mercury Interactive Corp. (a)(c)	35,100	1,346
Microchip Technology, Inc.	11,300	335
Monster Worldwide, Inc. (a)(c)	54,800	1,572
National Semiconductor Corp.	18,700	412
NAVTEQ Corp. (a)	29,900	1,112
NCR Corp. (a)	35,200	1,236
Red Hat, Inc. (a)(c)	129,300	1,694
SanDisk Corp. (a)	53,200	1,262
Sapient Corp. (a)	150,500	1,193
VeriSign, Inc. (a)	67,426	1,939

		27,513

Total Common Stocks (Cost $114,224)		122,353

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 9.4%

Collateral Invested for Securities on Loan (b) 8.9%

Canadian Imperial Bank
3.350% due 07/01/2005	$4,969	4,969
ING Belgium S.A.
3.400% due 07/01/2005	6,000	6,000

		10,969

Repurchase Agreement 0.5%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Fannie Mae 3.860% due 02/22/2008 valued at $672. Repurchase proceeds are $658.)	658	658

Total Short-Term Instruments (Cost $11,627)		11,627

Total Investments 108.7% (Cost $125,851)		$133,980

Other Assets and Liabilities (Net) (8.7%)		(10,754)

Net Assets 100.0%		$123,226

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $10,597; cash collateral of $10,945 was received with which the Fund purchased securities.

30  RCM Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

RCM Targeted Core Growth Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 99.6%

Aerospace 2.9%

United Technologies Corp.	18,000	$924

Capital Goods 4.3%

General Electric Co.	39,000	1,351

Consumer Discretionary 10.6%

Harman International Industries, Inc.	4,000	325
Nike, Inc. ‘B’ (a)	3,700	320
Starbucks Corp. (a)(c)	12,000	620
Target Corp. (c)	16,750	911
Walgreen Co.	25,500	1,173

		3,349

Consumer Services 5.3%

E.W. Scripps Co. ‘A’	10,000	488
Harley-Davidson, Inc.	12,500	620
News Corp. ‘A’	36,000	583

		1,691

Consumer Staples 11.3%

PepsiCo, Inc.	19,000	1,025
Procter & Gamble Co. (c)	14,500	765
SYSCO Corp.	18,075	654
Whole Foods Market, Inc. (c)	2,800	331
Wm. Wrigley Jr. Co.	11,500	792

		3,567

Energy 7.9%

BP PLC SP - ADR	11,500	717
Schlumberger Ltd. (c)	14,000	1,063
Smith International, Inc. (c)	11,075	706

		2,486

Financial & Business Services 9.0%

City National Corp.	13,600	975
Franklin Resources, Inc.	4,500	346
Lazard Ltd. SP - ‘A’ (a)(c)	17,500	407
Merrill Lynch & Co., Inc.	20,000	1,100

		2,828

Healthcare 19.2%

Abbott Laboratories	21,000	1,029
Amgen, Inc. (a)(c)	10,800	653
Genentech, Inc. (a)(c)	7,900	634
Johnson & Johnson	14,000	910
Medtronic, Inc.	18,000	932
Nektar Therapeutics, Inc. (a)(c)	20,075	338
Stryker Corp.	13,500	642
UnitedHealth Group, Inc. (a)	17,800	928

		6,066

Technology 27.1%

Apple Computer, Inc. (a)	13,500	497
Dell, Inc. (a)	25,100	992
Gentex Corp. (c)	36,000	655
Google, Inc. ‘A’ (a)	2,300	677
Juniper Networks, Inc. (a)	42,500	1,070
Macromedia, Inc. (a)	14,000	535
Marvell Technology Group Ltd. (a)	27,500	1,046
Microsoft Corp.	22,500	559
Oracle Corp. (a)	65,000	858
Symantec Corp. (a)	27,000	587
Yahoo!, Inc. (a)(c)	31,500	1,092

		8,568

Transportation 2.0%

United Parcel Service, Inc. ‘B’	9,000	623

Total Common Stocks (Cost $26,370)		31,453

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 24.6%

Collateral Invested for Securities on Loan (b) 23.8%

Adirondack 2005-1 Corp.
3.388% due 09/08/2005	$300	298
Bank of America N.A.
3.518% due 07/01/2005 (d)	1,500	1,500
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (d)	1,000	1,000
Canadian Imperial Bank
3.350% due 07/01/2005	921	921
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (d)	1,800	1,800
Davis Square Funding IV Corp.
3.267% due 08/09/2005	300	299
ING Belgium S.A.
3.400% due 07/01/2005	1,700	1,700

		7,518

Repurchase Agreement 0.8%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $243. Repurchase proceeds are $235.)	235	235

Total Short-Term Instruments (Cost $7,753)		7,753

Total Investments 124.2% (Cost $34,123)		$39,206

Other Assets and Liabilities (Net) (24.2%)		(7,638)

Net Assets 100.0%		$31,568

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $7,299; cash collateral of $7,500 was received with which the Fund purchased securities.
(d)	Variable rate security.

See accompanying notes  |  06.30.05  |  RCM Funds Annual Report   31

Notes to Financial Statements

June 30, 2005

1. Organization

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-one separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the Institutional and Administrative Classes (the “Institutional Classes”) of the Trust. Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

        Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on

32  RCM Funds Annual Report   |   06.30.05

the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: RCM Financial Services Fund — $686; RCM Global Resources Fund — $3,304; RCM Global Small-Cap Fund — $91,331; RCM Global Technology Fund — $96,973; RCM International Growth Equity Fund — $193,818; RCM Large-Cap Growth Fund — $43,433; RCM Mid-Cap Fund — $616; and RCM Targeted Core Growth Fund — $4,453.

Forward Currency Transactions. Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. At June 30, 2005, $105,072 and $31,769,367 of cash was restricted and held as collateral by a counterparty to the RCM Financial Services and RCM Global Technology Funds, respectively, for written options outstanding.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. Each Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers

  06.30.05  |  RCM Funds Annual Report  33

Notes to Financial Statements (Cont.)

June 30, 2005

and transaction costs, is divided between the Fund and Dresdner Kleinwort Wasserstein, an affiliate. The amount paid to Dresdner Kleinwort Wasserstein for the period ended June 30, 2005 was $186,269. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value.

Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

Short Sales. Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, is reflected as a liability in the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Allianz Global Investors Fund Management LLC (“AGIFM”), formerly known as PA Fund Management LLC, is an indirect subsidiary of Allianz Global Investors of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds also have a sub-advisor, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee
	All Classes	Inst’l Class		Admin. Class		Class A, B and C(1)		Class D(1)		Class R(1)
RCM Financial Services Fund	0.70%	0.25	%(4)	N/A		N/A		N/A		N/A
RCM Global Resources Fund	0.70%	0.35	%(2)	N/A		N/A		N/A		N/A
RCM Global Small-Cap Fund	1.00%	0.35	%(2)	N/A		0.50	%(3)	0.50	%(3)	N/A
RCM Global Technology Fund	0.95%	0.30	%(3)	0.30	%(3)	0.45	%(3)	0.45	%(3)	N/A
RCM International Growth Equity Fund	0.50%	0.45	%(2)	0.45	%(2)	0.60	%(3)	0.60	%(3)	N/A
RCM Large-Cap Growth Fund	0.45%	0.25	%(2)	0.25	%(2)	0.40	%(3)	0.40	%(3)	0.40	%(3)
RCM Mid-Cap Fund	0.47%	0.25	%(2)	0.25	%(2)	0.40	%(3)	0.40	%(3)	0.40	%(3)
RCM Targeted Core Growth Fund	0.60%	0.25	%(2)	N/A		0.40	%(3)	0.40	%(3)	N/A

(1)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D, and R shares. Prior to April 1, 2005, the Administration Fee was subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B, and C shares in excess of $2.5 billion.
(2)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%. (3) Effective April 1, 2005, the Administration Fee was reduced by 0.10%. (4) Effective April 1, 2005, the Administration Fee was reduced by 0.15%.

Redemption Fees. Investors in Institutional Class and Administrative Class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount

34  RCM Funds Annual Report   |  06.30.05

of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. Allianz Global Investors Distributors LLC (“AGID”), formerly known as PA Distributors LLC, and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2005.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2005, AGID received $249,311 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

AGIFM has agreed to waive a portion of the Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

Inst’l Class
RCM Financial Services Fund	1.10%
RCM Global Resources Fund	1.10%

AGIFM may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

06/30/2005
RCM Financial Services Fund	$17
RCM Global Resources Fund	17

Prior to June 1, 2005, each unaffiliated Trustee received an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting was attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees received an additional annual retainer of $3,000, the Chairman of the Independent Trustees received an additional annual retainer of $7,000, and each Vice Chairman of the Independent

  06.30.05  |  RCM Funds Annual Report  35

Notes to Financial Statements (Cont.)

June 30, 2005

Trustees received an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee was compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses.

Effective June 1, 2005, each unaffiliated Trustee receives an annual retainer of $80,000, plus $3,000 for each Board of Trustees meeting attended ($1,000 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $80,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with an investigation of a regulatory or investment matters, the Trustee shall be compensated for such services at the rate of $2,500 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the period ended June 30, 2005, were as follows (amounts in thousands):

	Purchases	Sales
RCM Financial Services Fund	$5,316	$2,526
RCM Global Resources Fund	7,428	4,483
RCM Global Small-Cap Fund	92,573	62,876
RCM Global Technology Fund	1,951,170	1,401,307
RCM International Growth Equity Fund	107,649	148,269
RCM Large-Cap Growth Fund	603,778	672,047
RCM Mid-Cap Fund	230,594	341,668
RCM Targeted Core Growth Fund	19,469	24,307

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	RCM Financial Services Fund	RCM Global Technology Fund
Balance at 06/30/2004	$0	$750
Sales	3	6,956
Closing Buys	(3)	(2,043)
Expirations	0	(4,266)

Balance at 06/30/2005	$0	$1,397

6. Federal Income Tax Matters

As of June 30, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Differences(2)	Accumulated Capital Losses(3)	Post-October Deferral(4)
RCM Financial Services Fund	$27	$0	$(1)	$0	$0	$0
RCM Global Resources Fund	462	0	0	0	0	0
RCM Global Small-Cap Fund	0	0	(7)	1	(7,799)	(37)
RCM Global Technology Fund	0	0	667	(32)	(668,292)	(141)
RCM International Growth Equity Fund	645	0	(1)	0	(122,189)	(169)
RCM Large-Cap Growth Fund	1,100	0	0	(24)	(22,743)	0
RCM Mid-Cap Fund	0	0	1	0	(351,816)	0
RCM Targeted Core Growth Fund	0	0	1	1	(15,285)	0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Adjusted for appreciation/depreciation related to securities on loan.
(3)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(4)	Capital losses realized during the period November 1, 2004 through June 30, 2005 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

36  RCM Funds Annual Report  |  06.30.05

As of June 30, 2005, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

	Expiration of Accumulated Capital Losses
	2008	2009	2010		2011		2013
RCM Global Small-Cap Fund	$0	$6,645	$828		$326		$0
RCM Global Technology Fund	0	368,634	81,912		30,847		186,899	(7)
RCM International Growth Equity Fund	0	57,059	53,945	(5)	11,185		0
RCM Large-Cap Growth Fund	0	0	8,918		13,825		0
RCM Mid-Cap Fund	0	202,183	135,961		13,672		0
RCM Targeted Core Growth Fund	34	6,060	904		8,101	(6)	186

(5)	Includes $5,668,539 of acquired capital loss carryovers which may be limited under current tax law.
(6)	Includes $5,764,660 of acquired capital loss carryovers which may be limited under current tax law.
(7)	Includes $184,700,374 of acquired capital loss carryovers which may be limited under current tax law.

As of June 30, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(8)
RCM Financial Services Fund	$3,005	$239	$(46)	$193
RCM Global Resources Fund	3,450	582	(7)	575
RCM Global Small-Cap Fund	85,457	15,322	(1,550)	13,772
RCM Global Technology Fund	1,315,098	154,077	(12,937)	141,140
RCM International Growth Equity Fund	58,590	3,915	(1,875)	2,040
RCM Large-Cap Growth Fund	559,369	54,950	(7,202)	47,748
RCM Mid-Cap Fund	126,847	9,364	(2,231)	7,133
RCM Targeted Core Growth Fund	34,394	4,991	(179)	4,812

(8)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to PFIC mark-to-market, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended June 30, 2005, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
RCM Financial Services Fund	$0	$0	$0
RCM Global Resources Fund	0	0	0
RCM Global Small-Cap Fund	0	0	0
RCM Global Technology Fund	0	0	0
RCM International Growth Equity Fund	844	0	0
RCM Large-Cap Growth Fund	1,216	0	0
RCM Mid-Cap Fund	0	0	0
RCM Targeted Core Growth Fund	0	0	0

The Funds did not distribute capital gains during the fiscal year due to accumulated capital losses. The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

  06.30.05  |  RCM Funds Annual Report  37

Notes to Financial Statements (Cont.)

June 30, 2005

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RCM Financial Services Fund		RCM Global Resources Fund		RCM Global Small-Cap Fund
	Year Ended 06/30/2005		Year Ended 06/30/2005		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	300	$3,000	300	$3,000	337	$7,156	708	$12,398
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	2,422	50,625	2,427	41,368
Issued in reorganization
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	0	0	0	0	(261)	(5,448)	(356)	(6,492)
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	(988)	(20,563)	(1,069)	(18,682)

Net increase (decrease) resulting from Fund share transactions	300	$3,000	300	$3,000	1,510	$31,770	1,710	$28,592

	RCM Large-Cap Growth Fund				RCM Mid-Cap Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	7,943	$98,727	10,161	$118,981	7,902	$20,179	15,646	$35,746
Administrative Class	2,451	30,059	3,101	36,510	0	0	0	0
Other Classes	3,029	36,532	6,900	79,351	1,107	2,735	3,042	7,006
Issued as reinvestment of distributions
Institutional Class	68	867	102	1,182	0	0	0	0
Administrative Class	13	168	21	246	0	0	0	0
Other Classes	8	102	23	265	0	0	0	0
Cost of shares redeemed
Institutional Class	(11,153)	(136,456)	(6,861)	(80,208)	(52,755)	(133,021)	(35,270)	(83,015)
Administrative Class	(4,365)	(54,362)	(3,283)	(38,688)	0	0	0	0
Other Classes	(3,998)	(48,250)	(5,787)	(67,319)	(1,285)	(3,037)	(2,259)	(5,302)

Net increase (decrease) resulting from Fund share transactions	(6,004)	$(72,613)	4,377	$50,320	(45,031)	$(113,144)	(18,841)	$(45,565)

38  RCM Funds Annual Report   |   06.30.05

	RCM Global Technology Fund				RCM International Growth Equity Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	4,236	$137,789	6,609	$201,821	671	$6,484	3,675	$31,891
Administrative Class	2	57	0	0	0	0	1	8
Other Classes	4,962	160,368	6,914	207,032	1,224	11,934	7,322	58,926
Issued in reorganization
Institutional Class	901	31,105	0	0	0	0	0	0
Administrative Class	47	1,634	0	0	0	0	0	0
Other Classes	17,015	571,034	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	0	0	0	0	47	486	45	403
Administrative Class	0	0	0	0	0	3	1	5
Other Classes	0	0	0	0	30	311	46	391
Cost of shares redeemed
Institutional Class	(3,757)	(122,182)	(4,567)	(140,918)	(4,503)	(46,308)	(2,217)	(19,363)
Administrative Class	(9)	(313)	0	0	(5)	(53)	(31)	(254)
Other Classes	(4,689)	(152,133)	(4,729)	(139,745)	(1,550)	(14,855)	(7,799)	(63,560)

Net increase (decrease) resulting from Fund share transactions	18,708	$627,359	4,227	$128,190	(4,086)	$(41,998)	1,043	$8,447

	RCM Targeted Core Growth Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	176	$1,920	111	$1,175
Administrative Class	0	0	0	0
Other Classes	494	5,251	987	10,053
Issued as reinvestment of distributions
Institutional Class	0	0	50	501
Administrative Class	0	0	0	0
Other Classes	0	0	1,999	19,768
Cost of shares redeemed
Institutional Class	(153)	(1,648)	(106)	(1,113)
Administrative Class	0	0	0	0
Other Classes	(1,010)	(10,680)	(763)	(7,980)

Net increase (decrease) resulting from Fund share transactions	(493)	$(5,157)	2,278	$22,404

  06.30.05  |  RCM Funds Annual Report  39

Notes to Financial Statements (Cont.)

June 30, 2005

8. Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation
RCM Global Technology Fund	RCM Innovation Fund	May 27, 2005	17,963	$603,793	$603,793	$588,789	$1,192,582	$89,341
RCM Targeted Core Growth Fund	PPA Tax Efficient Equity Fund	October 10, 2003	2,049	20,269	20,269	14,014	35,083	3,293

9. Regulatory and Litigation Matters

On September 13, 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), formerly known as PA Fund Management LLC, PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), formerly known as PA Distributors LLC, reached an agreement with the SEC in settlement of a complaint filed against AGIFM, PEA, and AGID in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund and the PEA Target Fund. Under the terms of the settlement, AGIFM, PEA and AGID consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, AGIFM, PEA and AGID agreed to pay a civil monetary penalty of $40,000,000 and disgorgement of $10,000,000. The SEC Order requires AGIFM, PEA and AGID to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1,600,000 paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with AGID and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, AGID and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15,000,000 and $3,000,000 for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, AGIFM, PEA and AGID reached an agreement with the SEC in settlement of a subpoena issued to AGID on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, AGIFM, PEA and AGID consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, AGIFM and AGID agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and AGIFM, PEA and AGID agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been AGID’s benefit. Those amounts were paid on September 15, 2004.

In a related action, AGID reached an agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, AGID agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

        Since February, 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among

40  RCM Funds Annual Report  |  06.30.05

other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. AGIFM, PEA, AGID and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, AGIFM, PEA, AGID, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against AGIFM, PEA and AGID based on essentially the same circumstances as those cited in the 2004 settlements with the Securities and Exchange Commission and New Jersey Attorney General involving alleged “market timing” activities described above. The West Virginia Complaint alleges, among other things, that AGIFM, PEA and AGID improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised by AGIFM and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIFM, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIFM in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

On March 4, 2005, a putative class action lawsuit was filed in the Superior Court of Orange County, California against the Trust on behalf of holders of Class B shares of the Trust. The lawsuit seeks, among other things, relief from the obligation to pay a contingent deferred sales charge, or refunds of such charges already paid, on account of the purported market timing activity in certain Allianz Funds that is the subject of the regulatory proceedings discussed elsewhere in this subsection. On May 20, 2005, the Trust removed the action to the U.S. District Court for the Central District of California. On May 23, 2005, the Trust filed a Notice of Tag Along Action with the Judicial Panel on Multidistrict Litigation (“JPML”), seeking to transfer the case to the multidistrict litigation proceeding in Maryland (“Maryland MDL”). On June 13, 2005, the JPML issued a Conditional Transfer Order. The plaintiff has opposed the transfer to the Maryland MDL and on July 15, 2005 filed a motion to remand the case to a California state court.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), AGIFM, PEA, AGID, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in a court injunction against AGIFM, PEA or AGID, then Allianz, AGIFM and certain of their affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

10. Repayments by Investment Manager

As part of the settlement with the SEC regarding the Morgan Stanley (P-010121) subpoena (Note 9 Regulatory and Litigation Matters), AGIFM, PEA and AGID agreed to pay jointly disgorgement of $6,602,000.

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review.

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on the ownership of voting stock. The SEC has asked AGIFM to reimburse the certain Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed the certain Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to the certain Funds.

06.30.05  |  RCM Funds Annual Report  41

Report of Independent Registered Public Accounting Firm

To the Trustees and Institutional and Administrative Class Shareholders of the Allianz Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional and Administrative Class shares present fairly, in all material respects, the financial position of the RCM Financial Services Fund, RCM Global Resources Fund, RCM Global Small-Cap Fund, RCM Global Technology Fund, RCM International Growth Equity Fund, RCM Large-Cap Growth Fund, RCM Mid-Cap Fund and RCM Targeted Core Growth Fund (8 funds of the Allianz Funds, hereafter referred to as the “Funds”) at June 30, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds, for the Institutional and Administrative Class shares, for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 25, 2005

42  RCM Funds Annual Report  |  06.30.05

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2005) regarding the status of qualified dividend income for individuals, the dividend received deduction for corporations, and foreign tax credit.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2005 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2005:

RCM International Growth Equity Fund	100.00%
RCM Large-Cap Growth Fund	100.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2005 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

RCM International Growth Equity Fund	0.15%
RCM Large-Cap Growth Fund	100.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2006, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2005.

Foreign Tax Credit. The following Funds have elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2005 are as follows:

	RCM Global Resources Fund		RCM Global Small-Cap Fund		RCM International Growth Equity Fund
Country	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax
Australia	0.02010	—	0.00809	—	0.03374	—
Austria	—	—	0.01691	0.00254	—	—
Belgium	—	—	—	—	0.00774	0.00116
Bermuda	—	—	0.00213	—	0.00632	—
Brazil	0.00153	—	0.00163	0.00001	0.00781	0.00118
Canada	0.01116	0.00167	0.00224	0.00034	0.00272	0.00041
Cayman Islands	0.00026	—	—	—	—	—
Denmark	—	—	0.00119	0.00018	—	—
Finland	—	—	0.00462	0.00069	0.00515	0.00077
France	0.02043	0.00306	0.00542	0.00081	0.02431	0.00363
Germany	0.00395	0.00059	0.02730	0.00377	0.01904	0.00286
Greece	—	—	0.00213	—	0.01361	—
Hong Kong	—	—	0.00884	—	0.00939	—
India	—	—	—	—	0.00404	—
Indonesia	—	—	0.01338	0.00202	—	—
Ireland	0.00139	—	0.01182	—	0.00351	—
Israel	—	—	—	—	0.00054	0.00012
Italy	—	—	0.00851	0.00128	0.00466	0.00070
Japan	—	—	0.02029	0.00142	0.02015	0.00141
Luxembourg	0.01222	0.00183	—	—	—	—
Mexico	—	—	0.00179	—	—	—
Netherlands	0.00725	0.00040	0.00858	0.00129	0.01470	0.00221
New Zealand	—	—	0.00240	0.00036	—	—
Norway	—	—	0.00479	0.00072	—	—
Philippines	—	—	0.00399	0.00060	0.00107	0.00027
Russia	—	—	0.00390	0.00058	—	—
South Korea	—	—	—	—	0.00851	0.00140
Spain	—	—	0.00319	0.00048	0.00707	0.00106
Sweden	—	—	0.00249	0.00037	—	—
Switzerland	0.00360	0.00054	0.01070	0.00160	0.01718	0.00258
Thailand	—	—	—	—	0.00444	0.00044

	0.08189	0.00809	0.17633	0.01906	0.21570	0.02020

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2005. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2006.

06.30.05  |  RCM Funds Annual Report  43

Trustees and Officers of Allianz Funds (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustee defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is 2187 Atlantic Street, Stamford, Connecticut 06902.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

David C. Flattum* (41) Trustee	09/2004 to present	Chief Operating Officer, General Counsel and Managing Director, Allianz Global Investors of America L.P.	52	Member of Board of Directors of Allianz Dresdner Asset Management U.S. Equities LLC, Cadence Capital Management Inc. and Oppenheimer Group, Inc.
Independent Trustees

Donald P. Carter (78) Trustee	01/1997 to present	Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc. (Chicago advertising agency); Chairman and Director, Moduline Industries, Inc. (a manufacturer of commercial windows and curtain walls).	31	None

Gary A. Childress (71) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	31	None

Theodore J. Coburn (52) Trustee	06/2002 to present	President of Coburn Capital Group and member of Triton Realty Partners; Trustee, Nicholas-Applegate Fund; and Trustee, Bramwell Funds. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	31	None

W. Bryant Stooks (64) Trustee	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments); Director, American Agritec LLC (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	31	None

Gerald M. Thorne (67) Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); Partner, Evergreen Partners (resort real estate); and Director, American Orthodontics Corp. Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); and Director, VPI Inc. (plastics company).	31	Member of Board of Directors, American Orthodontics Corp.

*	Trustees serve until their successors are duly elected and qualified.

44  RCM Funds Annual Report   |   06.30.05

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. (47) President and Chief Executive Officer	12/2004 to present	Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC (formerly Managing Director of Nicholas-Applegate Capital Management LLC).

Newton B. Schott, Jr. (63) Vice President and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, Allianz Global Investors Distributors LLC (“AGID”). Formerly, Executive Vice President, AGID.

Henrik P. Larsen (35) Vice President	02/2000 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

Andrew J. Meyers (44) Vice President	12/2004 to present	Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC.

Jeffrey M. Sargent (42) Vice President	02/1996 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Garlin G. Flynn (59) Assistant Secretary	03/1995 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.

Richard H. Kirk (44) Assistant Secretary	12/2004 to present	Senior Vice President, Associate General Counsel, Allianz Global Investors of America L.P. (since 2004). Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004); Associate General Counsel, Friedman, Billings, Ramsey, Inc.(2000-2002).

John P. Hardaway (48) Treasurer and Principal Financial Accounting Officer	08/1995 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Lawrence Altadonna (39) Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Municipal Advantage Fund, Inc., PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund and PIMCO Global StocksPLUS & Income Fund; Treasurer, Fixed Income SHares; Assistant Treasurer, Premier VIT (formerly PIMCO Advisors VIT). Formerly, Director of Fund Administration, Prudential Investments.

Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Brian S. Shlissel (40) Assistant Treasurer	06/2005 to present	Executive Vice President, Allianz Global Investors Fund Management LLC; Trustee, President and Chief Executive Officer, Premier VIT; President and Chief Executive Officer, Fixed Income SHares, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas Applegate International & Premium Strategy Fund; PIMCO Global StocksPLUS & Income Fund and Municipal Advantage Fund, Inc.

Youse Guia (32) Chief Compliance Officer	09/2004 to present	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer, Allianz Funds, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund, Municipal Advantage Fund, Inc., PIMCO Global StocksPLUS and Income Fund, Fixed Income SHares and Premier VIT. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

**	The officers of the Trust are re-appointed annually by the Board of Trustees.

06.30.05  |  RCM Funds Annual Report  45

Board Approval of Investment Advisory and Portfolio Management Agreements (Unaudited)

Each year, the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), is required to determine whether to continue the Trust’s advisory agreements. In March 2005, the Board and the Independent Trustees approved the continuation of the Trust’s Amended and Restated Investment Advisory Agreement with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements with RCM Capital Management LLC (the “Sub-Adviser”) (collectively, the “Agreements”) for the period ending December 31, 2005, following the recommendation of the Independent Trustees. The material factors and conclusions that formed the basis for the Independent Trustees’ recommendation and the subsequent approval by the Board and the Independent Trustees are required to be in this report and are discussed below.

Review Process

The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the investment manager furnish, such information as may reasonably be necessary to evaluate the terms of the Trust’s advisory agreements. The Trustees began their formal review process in September, 2004. At the September, 2004 Board meeting, in conjunction with the renewal of the Funds’ distribution arrangements, the Independent Trustees informed management that they would be seeking fee breakpoints in connection with the renewal of the Funds’ advisory and/or administration arrangements with the Adviser. After evaluating the Adviser’s assertion that the Funds’ advisory fees were in line with industry peers, the Independent Trustees concluded that breakpoints in the administrative fee with respect to Class A, Class B, Class C, Class D and Class R shares were an effective way to share economies of scale with fund shareholders. The Independent Trustees and the Adviser exchanged a number of proposals concerning fee rates and breakpoints for administrative services before agreeing on the fee reductions with respect to Class A, Class B, Class C, Class D and Class R shares ultimately approved by the Board and the Independent Trustees. The Board and the Independent Trustees each received assistance and advice, including written memoranda, regarding the legal standards applicable to the consideration of advisory arrangements from counsel to the Trust and independent counsel to the Independent Trustees, respectively. The Independent Trustees discussed the continuation of the Agreements with representatives of the Adviser and in private multiple sessions with independent legal counsel at which no representatives of the Adviser were present. The Independent Trustees and Board, in approving the continuation of the Agreements, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their deliberations were made separately in respect of each Fund. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

Materials Reviewed

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Adviser, its affiliates and the Sub-Adviser, including reports on: each Fund’s investment results; portfolio construction; portfolio composition; portfolio trading practices; shareholder services; and other information relating to the nature, extent and quality of services provided by the Adviser, its affiliates and the Sub-Adviser to the Funds. In addition, in connection with its annual consideration of the Agreements, the Board requested and reviewed supplementary information regarding the terms of the Agreements, the Funds’ investment results, advisory fee and total expense comparisons, financial and profitability information regarding the Adviser and its affiliates, descriptions of various functions undertaken by the Adviser, such as compliance monitoring, and information about the personnel providing investment management and administrative services to the Funds. The Board also requested and evaluated performance and expense information for other investment companies compiled by Lipper Inc., a third-party data provider (“Lipper”). In addition, the Independent Trustees retained an independent industry consultant who produced a report addressing, among other things, comparative fee data. The Board and the Independent Trustees also considered information regarding “revenue sharing” arrangements that Allianz Global Investors Distributors LLC (“AGID”), the Trust’s principal underwriter, and its affiliates have entered into with various intermediaries that sell shares of the Funds and payments by the Adviser to those intermediaries for sub-transfer agency services as described in the Trust’s registration statement. The Board also requested and reviewed information relating to the fees paid and services rendered under the Administration Agreement between the Funds and the Adviser, as well as information regarding other so-called “fall-out” benefits to the Adviser and its affiliates due to their other relationships with the Funds. The Board and the Independent Trustees also received and reviewed comparative performance information regarding the Funds at each of the quarterly Board meetings.

Nature, Extent and Quality of Services

Nature and Extent of Services – In considering the continuation of the Agreements for the current year, the Board and the Independent Trustees evaluated the nature and extent of the services provided by the Adviser, its affiliates and the Sub-Adviser. The Sub-Adviser formulates each Fund’s investment policies (subject to the terms of the prospectus), analyzes economic trends, evaluates the risk/return characteristics of each Fund, constructs each Fund’s portfolio, monitors each Fund’s investment performance, and reports to the Board and the Independent Trustees. The Board and the Independent Trustees considered information concerning the investment philosophy and investment process used by the Sub-Adviser in managing the Funds. In this context, the Board and the Independent Trustees considered the in-house research capabilities of the Sub-Adviser as well as other resources available to the Sub-Adviser, including research services available to the Sub-Adviser as a result of securities transactions effected for the Funds and other investment advisory clients of the Sub-Adviser. The Trustees considered the scope and quality of services provided by the Adviser and the Sub-Adviser under the Agreements, and noted that the services required to be provided had expanded over time as a result of regulatory and other

46  RCM Funds Annual Report   |   06.30.05

developments. The Board and the Independent Trustees considered the managerial and financial resources available to the Adviser and the Sub-Adviser. The Board and the Independent Trustees noted that the standard of care under the Agreements was comparable to that found in many investment advisory agreements, and considered the record of the Adviser in resolving potential disputes arising under its investment advisory agreement with the Trust in the best interests of shareholders.

The Board, including the Independent Trustees, took into account the “unitary fee” structure of the Funds under which (a) certain services ordinarily the financial responsibility of a mutual fund (e.g., custody, transfer agency, legal and accounting services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee and (b) administrative services frequently covered in a mutual fund’s advisory contract are dealt with under the Funds’ Administration Agreement with the Adviser.

Quality of Services – The Board and the Independent Trustees considered the quality of the services provided by the Adviser and the Sub-Adviser and the quality of the resources of each that are available to the Funds. The Board and the Independent Trustees considered the experience and professional qualifications of the personnel of the Adviser, its affiliates and the Sub-Adviser and the size and functions of their staffs as well as the reputations of the Adviser and the Sub-Adviser. The Board and the Independent Trustees considered the complexity of managing the Funds relative to other types of funds. The Board and the Independent Trustees also received and reviewed information regarding the quality of non-investment advisory services provided to the Funds by the Adviser under the Administration Agreement. The Board and the Independent Trustees considered that the scope of the services provided to the Funds by the Adviser and the Sub-Adviser were consistent with the Funds’ operational requirements, including, in addition to their investment objectives, compliance with the Funds’ investment restrictions, tax and reporting requirements and related shareholder services. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that, overall, they were satisfied with the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser (including those provided under the Administration Agreement).

Portfolio Management Services and Performance

In their evaluation of the quality of the portfolio management services provided by the Sub-Adviser, the Board and the Independent Trustees considered the experience of the Funds’ portfolio managers. The Board and the Independent Trustees considered whether the Funds operated within their investment objectives and their record of compliance with their investment restrictions. The Board and the Independent Trustees reviewed information comparing the Funds’ historical performance to relevant market indices and to performance information for other investment companies with similar investment objectives over the 1-, 3-, 5- and 10-year periods (if the Funds were in existence) ended September 30, 2004 derived from data compiled by Lipper. The Board and the Independent Trustees reviewed performance for the period ended December 31, 2004 for each Fund and for those Funds that had underperformed relative to the benchmark index or peer group provided by Lipper, including the RCM Large-Cap Growth and RCM Mid-Cap Growth Funds, they discussed with the Adviser the reasons for such underperformance and the Adviser’s plans to monitor and address performance. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the Adviser’s and the Sub-Adviser’s performance record and process used in managing the Funds was sufficient to merit approval of the continuation of the Agreements.

Management Fees and Expenses

The Board and the Independent Trustees reviewed information, including comparative information provided by Lipper, regarding the advisory, administrative and distribution fees paid to the Adviser and its affiliates and the total expenses borne by the Funds. The Board and the Independent Trustees reviewed the administrative fees paid by the Funds to the Adviser, as well as the distribution (12b-1) fees paid to AGID. They considered the Funds’ management fees relative to their respective peer groups as determined by Lipper and the input provided by the independent industry consultant. The Board and the Independent Trustees considered the anticipated effect of proposed administrative fee reductions for the Funds. The Board and the Independent Trustees also considered the fees that the Sub-Adviser charges other clients with investment objectives similar to the Funds. The Board and the Independent Trustees reviewed materials from the Adviser describing the differences in services provided to these other clients, which noted that typically more services were provided to the Funds than these other clients and that because of the constant issuance and redemption of fund shares, the Funds were more difficult to manage than institutional accounts. The Board and the Independent Trustees noted that the Adviser (not the Funds) pays the Sub-Adviser from its advisory fee. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the fees to be charged under the Agreements represent reasonable compensation to the Adviser in light of the services provided.

Profitability and Possible Economies of Scale

Profitability – The Board and the Independent Trustees reviewed information regarding the cost of services provided by the Adviser, its affiliates and the Sub-Adviser and the profitability (before and after distribution expenses and prior to taxes) of the Adviser’s relationship with the Funds. The Board and the Independent Trustees considered information provided by Lipper regarding the pre- and post-marketing profitability of other investment advisers with publicly-traded parent companies. The Independent Trustees also reviewed and considered a profitability analysis prepared at their

RCM Funds Annual Report   |   06.30.05  47

Board Approval of Investment Advisory and Portfolio Management Agreements (Unaudited) (Cont.)

direction by PricewaterhouseCoopers LLP, independent accountants for the Funds. The Board and the Independent Trustees recognized that it is difficult to make comparisons of profitability from fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Board and the Independent Trustees considered the impact of fees on the profitability of the Adviser. The Board and the Independent Trustees also considered the effect on the Adviser’s revenues of new breakpoints in the Funds’ administrative fee structure at current asset levels and in light of projected growth. In addition, the Board and the Independent Trustees considered information regarding the direct and indirect benefits the Adviser and the Sub-Adviser receive as a result of their relationships with the Funds, including compensation paid to the Adviser, the Sub-Adviser and their affiliates, including administrative fees paid to the Adviser and 12b-1 fees and sales charges to AGID as well as research provided to the Sub-Adviser in connection with portfolio transactions effected on behalf of the Funds (soft dollar arrangements), and reputational benefits.

Economies of Scale – The Board and the Independent Trustees reviewed the extent to which the Adviser and the Sub-Adviser may realize economies of scale in managing and supporting the Funds. The Board and the Independent Trustees considered the extent to which any economies of scale might be realized (if at all) by the Adviser or the Sub-Adviser across a variety of products and services, including the Funds, and not only in respect of a single Fund.

The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not excessive and that the Adviser and the Sub-Adviser were sharing economies of scale, if any, with the Funds and their shareholders.

Additional Considerations

The Board and the Independent Trustees also considered possible conflicts of interest associated with the provision of investment advisory services by the Adviser and the Sub-Adviser to other clients. The Trustees considered the procedures of the Sub-Adviser designed to fulfill their fiduciary duties to advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Adviser and the Sub-Adviser in these matters. The Board and the Independent Trustees also received and considered information concerning procedures of the Sub-Adviser with respect to the execution of portfolio transactions.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the Agreements, including the fees payable to the Adviser and the Sub-Adviser, are fair and reasonable to the Funds and their shareholders given the scope and quality of the services provided to the Funds and such other considerations as the Trustees considered relevant in the exercise of their reasonable business judgment and that the continuation of the Agreements was in the best interests of the Funds and their shareholders. The Board and Independent Trustees unanimously approved the continuation of the Agreements.

48  RCM Funds Annual Report   |   06.30.05

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Allianz Funds

Investment Adviser and Administrator	Allianz Global Investors Fund Management LLC (“AGIFM”), 1345 Avenue of the Americas, New York, NY 10105

Sub-Adviser	RCM Capital Management LLC, 4 Embarcadero Center, San Francisco, CA 94111

Distributor	Allianz Global Investors Distributors LLC (“AGID”), 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Transfer Agent	Boston Financial Data Services-Midwest (“BFDS”), 330 W. 9th Street, Kansas City, MO 64105

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For Allianz Funds account information contact your financial advisor, or if you receive account statements directly from Allianz Global Investors Distributors, you can also call 1-800-498-5413.

This is a copy of a report by Allianz Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust’s Prospectus. This report does not offer for sale or solicit orders to buy any securities.

AZ802AR_13141

Allianz Funds Annual Report

JUNE 30, 2005

Domestic Stock Funds

Share Classes A B C

GROWTH STOCK FUNDS

RCM Large-Cap Growth Fund

PEA Growth Fund

NACM Growth Fund

RCM Targeted Core Growth Fund

(Formerly RCM Tax-Managed Growth Fund)

RCM Mid-Cap Fund

PEA Target Fund

PEA Opportunity Fund

BLEND STOCK FUNDS

OCC Core Equity Fund

PEA Growth & Income Fund

CCM Capital Appreciation Fund

CCM Mid-Cap Fund

VALUE STOCK FUNDS OCC Value Fund NFJ Large-Cap Value Fund NFJ Dividend Value Fund NACM Flex-Cap Value Fund NFJ Small-Cap Value Fund ASSET ALLOCATION (STRATEGIC) AMM Asset Allocation Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

2  Allianz Funds Annual Report  |  06.30.05

Letter to Shareholders

Dear Shareholder:

U.S. stocks produced moderate returns over the past year ended June 30, 2005, despite volatility stemming from concerns about rising oil prices and geopolitical unrest. Most of the market’s gains occurred in the fourth quarter of 2004, fueled in part by positive earnings news and improving productivity.

The broader stock market, as measured by the S&P 500 Index, was up 6.32% from July 1, 2004 through June 30, 2005. Value stocks far outperformed growth stocks, while the energy and utilities sectors produced particularly strong returns. International stocks also fared well, with the MSCI EAFE Index returning 14.12% during the reporting period. From quarter to quarter, however, many market segments in the U.S. and abroad experienced considerable swings, moving up one month and down the next.

The results over the past year serve yet again as a reminder of the importance of maintaining a well-diversified portfolio. Investors should keep their focus on the long term, with an asset allocation plan appropriate for their goals and risk tolerance. These tried-and-true principles can help investors weather short-term market volatility.

In other news, I am pleased to report that the NFJ International Value Fund and OCC Core Equity Fund are now available, having opened to investors in March 2005. These new equity funds are managed by NFJ Investment Group and Oppenheimer Capital, respectively, which are both Allianz-owned investment firms.

Finally, I would like to remind you that the PIMCO Funds Multi-Manager Series stock funds were collectively renamed the Allianz Funds on April 1st, as you can see in this report. Our company name also changed to Allianz Global Investors on the same date. Importantly, our entire mutual fund family, which includes both the Allianz Funds and PIMCO Funds (those managed by PIMCO), remains fully exchangeable and is accessible through your financial advisor as in the past.

Should you have any questions concerning this report, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit www.allianzinvestors.com.

As always, thank you for the trust you have placed in us.

Sincerely,

E. Blake Moore, Jr.

President

July 31, 2005

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read this prospectus carefully before you invest or send money.

Allianz Funds Annual Report  |  06.30.05  3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B or C) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and C shares were first offered in (month/year): CCM Capital Appreciation (1/97), CCM Mid-Cap (1/97), NFJ Dividend Value (10/01), NFJ Small-Cap Value (1/97), OCC Value (1/97), PEA Growth & Income (7/00), NFJ Large-Cap Value (7/02), RCM Large-Cap Growth (2/02), RCM Mid-Cap (2/02) and RCM Targeted Core Growth (02/02). The oldest share classes for PEA Target are A and C, and the B shares were first offered in 5/95. The oldest share class for the following funds is C, and the A and B shares were first offered in: PEA Growth (A in 10/90, B in 5/95) and PEA Opportunity (A in 12/90, B in 3/99). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class (A for PEA Target) to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Except for RCM Targeted Core Growth which is shown both with and without the effect of taxes, returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year or first 18 months, depending on the fund.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.allianzinvestors.com, 1-888-877-4626.

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on form N–Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-426-0107. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information about how the Funds voted proxies relating to portfolio securities held during the year July 1, 2004 through June 30, 2005 is available without charge, upon request, by calling the Trust at 1-800-426-0107, on the Allianz Global Investors Distributors Web site at www.allinazinvestors.com and on the SEC’s Web site at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-426-0107, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the SEC’s Web site at http://www.sec.gov.

4  Allianz Funds Annual Report  |  06.30.05

Important Information About the Funds (cont.)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 01/01/05 to 06/30/05.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Allianz Funds Annual Report  |  06.30.05  5

A STOCK AND BOND FUND

AMM Asset Allocation Fund

•	AMM Asset Allocation Fund seeks long-term capital appreciation and current income by investing in a portfolio of underlying Allianz stock funds and PIMCO bond funds. Approximately 60% of the portfolios assets will be allocated among underlying stock funds and 40% among underlying bond funds.

•	The Fund’s Class A Shares returned 6.84% for the year ended June 30, 2005. This return trailed the 8.74% return of the Fund’s custom blended benchmark (48% Russell 3000 Index, 12% MSCI All Country World Ex-US Index, and 40% Lehman Brothers Aggregate Bond Index).

•	The U.S. stock market delivered moderate gains for the reporting period, supported in large part by a rally in the fourth quarter of 2004. The international stock market outperformed the U.S. market for the fiscal year. The majority of this market’s gains also occurred in the last quarter of 2004, with international stocks positing negative results for the first six months of 2005. The U.S. bond market continued to defy expectations, posting positive returns in the face of rising interest rates.

•	Equity funds represented 63.8% of the overall portfolio as of June 30, 2005. Fixed income funds represented 36.1%.

•	The Fund’s relative performance was hindered over the period by its exposure to the OCC Renaissance Fund. The OCC Renaissance Fund delivered disappointing performance due to several factors, including underweight exposure to the energy sector and overweight exposure to the more cyclical end of the technology sector.

•	Relative performance was helped by the Fund’s exposure to NFJ Small-Cap Value Fund, which delivered strong absolute and relative returns. The NFJ Small-Cap Value Fund’s relative performance was helped by overweight exposure and strong stock selection in the energy sector. Energy was the top performing industry for the 12-month period, supported by rising oil prices. In addition, relative performance was also helped by an underweight in the financial services sector, as well as strong stock selection within the industry.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (09/30/98)
AMM Asset Allocation Class A	6.84%	3.73%	—	6.34%
AMM Asset Allocation Class A (adjusted)	0.93%	2.56%	—	5.46%
AMM Asset Allocation Class B	5.91%	2.95%	—	5.54%
AMM Asset Allocation Class B (adjusted)	0.91%	2.60%	—	5.54%
AMM Asset Allocation Class C (adjusted)	4.92%	2.94%	—	5.54%
Russell 3000 Index	8.06%	-1.35%	—	—
Lehman Brothers Aggregate Bond Index	6.80%	7.40%	—	—
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% LBAG Index	8.74%	2.72%	—	—
Lipper Balanced Fund Average	6.49%	1.90%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$997.90	$993.10	$993.10	$1,021.57	$1,017.85	$1,017.85
Expenses Paid During Period	$3.22	$6.92	$6.92	$3.26	$7.00	$7.00

For each class of the Fund, expenses are equal to the expense ratio for the class (0.65% for Class A, 1.40% for Class B, 1.40% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the underlying Funds, which based upon the allocation of the Fund’s assets among the underlying Funds are indirectly borne by the shareholders of the Fund.

Change in Value  For periods ended 06/30/05

	Amm Asset Allocation Class A	Amm Asset Allocation Class B	Amm Asset Allocation Class C	Russell 3000 Index	Lehman Brothers Aggregate Bond Index	48% Russell 3000 Index, 12% MSCI All Country World Index EX-US, 40% LBAG Index
09/30/1998	9,450	10,000	10,000	10,000	10,000	10,000
10/31/1998	9,724	10,290	10,290	10,759	9,947	10,469
11/30/1998	10,074	10,650	10,650	11,417	10,004	10,868
12/31/1998	10,403	10,994	10,994	12,144	10,034	11,257
01/31/1999	10,460	11,045	11,045	12,556	10,105	11,472
02/28/1999	10,143	10,699	10,699	12,112	9,929	11,166
03/31/1999	10,339	10,899	10,900	12,556	9,984	11,452
04/30/1999	10,715	11,286	11,297	13,123	10,016	11,783
05/31/1999	10,580	11,134	11,144	12,873	9,928	11,568
06/30/1999	10,915	11,483	11,482	13,524	9,896	11,898
07/31/1999	10,790	11,350	11,349	13,114	9,854	11,738
08/31/1999	10,731	11,279	11,277	12,964	9,849	11,676
09/30/1999	10,653	11,184	11,184	12,632	9,963	11,596
10/31/1999	10,897	11,430	11,440	13,424	10,000	12,014
11/30/1999	11,102	11,645	11,645	13,800	9,999	12,233
12/31/1999	11,655	12,214	12,216	14,681	9,951	12,724
01/31/2000	11,316	11,859	11,861	14,105	9,919	12,385
02/29/2000	11,674	12,214	12,217	14,237	10,039	12,540
03/31/2000	12,152	12,713	12,709	15,351	10,171	13,134
04/30/2000	11,791	12,334	12,330	14,811	10,142	12,810
05/31/2000	11,647	12,171	12,168	14,395	10,137	12,595
06/30/2000	11,914	12,441	12,447	14,821	10,348	12,943
07/31/2000	11,925	12,441	12,447	14,558	10,442	12,819
08/31/2000	12,485	13,016	13,023	15,639	10,593	13,369
09/30/2000	12,258	12,769	12,775	14,930	10,660	13,023
10/31/2000	12,174	12,682	12,688	14,718	10,730	12,919
11/30/2000	11,695	12,170	12,176	13,361	10,906	12,362
12/31/2000	12,158	12,654	12,663	13,586	11,108	12,604
01/31/2001	12,309	12,800	12,796	14,050	11,290	12,916
02/28/2001	11,810	12,268	12,276	12,766	11,388	12,272
03/31/2001	11,365	11,805	11,810	11,934	11,445	11,808
04/30/2001	11,808	12,254	12,260	12,891	11,398	12,339
05/31/2001	11,832	12,267	12,272	12,994	11,467	12,376
06/30/2001	11,684	12,116	12,111	12,755	11,510	12,228
07/31/2001	11,719	12,140	12,147	12,544	11,767	12,208
08/31/2001	11,460	11,858	11,866	11,804	11,902	11,882
09/30/2001	10,901	11,269	11,276	10,763	12,041	11,283
10/31/2001	11,113	11,490	11,484	11,014	12,293	11,542
11/30/2001	11,551	11,944	11,938	11,862	12,123	11,968
12/31/2001	11,700	12,092	12,089	12,029	12,046	12,037
01/31/2002	11,652	12,018	12,027	11,879	12,144	11,942
02/28/2002	11,569	11,945	11,940	11,637	12,261	11,881
03/31/2002	11,897	12,265	12,260	12,146	12,057	12,130
04/30/2002	11,741	12,104	12,100	11,509	12,291	11,928
05/31/2002	11,669	12,017	12,013	11,375	12,396	11,917
06/30/2002	11,171	11,492	11,498	10,556	12,503	11,485
07/31/2002	10,446	10,744	10,737	9,717	12,654	10,968
08/31/2002	10,518	10,806	10,812	9,763	12,868	11,067
09/30/2002	9,874	10,138	10,143	8,736	13,076	10,439
10/31/2002	10,250	10,512	10,517	9,432	13,016	10,886
11/30/2002	10,698	10,974	10,968	10,003	13,013	11,264
12/31/2002	10,465	10,727	10,720	9,437	13,281	11,008
01/31/2003	10,283	10,539	10,544	9,206	13,293	10,836
02/28/2003	10,198	10,439	10,431	9,054	13,477	10,784
03/31/2003	10,215	10,450	10,454	9,149	13,466	10,810
04/30/2003	10,767	11,003	11,008	9,897	13,577	11,394
05/31/2003	11,368	11,621	11,626	10,495	13,831	11,897
06/30/2003	11,523	11,772	11,776	10,636	13,803	12,004
07/31/2003	11,573	11,809	11,813	10,880	13,339	12,013
08/31/2003	11,859	12,089	12,093	11,121	13,428	12,215
09/30/2003	11,906	12,141	12,144	11,000	13,783	12,322
10/31/2003	12,379	12,612	12,615	11,666	13,655	12,730
11/30/2003	12,554	12,778	12,768	11,827	13,687	12,859
12/31/2003	13,005	13,221	13,222	12,367	13,826	13,312
01/31/2004	13,242	13,463	13,464	12,626	13,938	13,514
02/29/2004	13,417	13,642	13,630	12,796	14,089	13,701
03/31/2004	13,449	13,650	13,650	12,644	14,194	13,674
04/30/2004	13,097	13,291	13,291	12,382	13,825	13,345
05/31/2004	13,173	13,368	13,355	12,562	13,769	13,420
06/30/2004	13,394	13,484	13,581	12,812	13,847	13,615
07/31/2004	13,040	13,114	13,207	12,327	13,984	13,374
08/31/2004	13,091	13,152	13,259	12,378	14,251	13,515
09/30/2004	13,276	13,232	13,426	12,568	14,290	13,682
10/31/2004	13,504	13,447	13,645	12,775	14,410	13,893
11/30/2004	13,986	13,930	14,135	13,369	14,295	14,274
12/31/2004	14,342	14,274	14,484	13,845	14,426	14,644
01/31/2005	14,086	14,006	14,212	13,476	14,517	14,464
02/28/2005	14,265	14,172	14,381	13,773	14,431	14,668
03/31/2005	14,065	13,956	14,161	13,540	14,357	14,471
04/30/2005	13,846	13,736	13,938	13,246	14,551	14,356
05/31/2005	14,167	14,044	14,251	13,748	14,709	14,690
06/30/2005	14,310	14,375	14,383	13,844	14,789	14,805

Fund Allocation *

PIMCO Total Return	30.6%
NACM International	13.9%
PIMCO StocksPLUS	13.6%
RCM Large-Cap Growth	8.7%
OCC Renaissance	6.7%
RCM Mid-Cap	6.6%
OCC Value	5.0%
Other	14.9%

*	% of total investments as of June 30, 2005

6  Allianz Funds Annual Report  |  06.30.05

A BLEND STOCK FUND

CCM Capital Appreciation Fund

•	CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and whose stocks is reasonably valued by the market.

•	The Fund’s Class A Shares returned 10.58% for the year ended June 30, 2005. This return exceeded the 6.32% return of the Fund’s benchmark, the S&P 500 Index.

•	The U.S. stock market delivered moderate gains, thanks in large part to a rally in the fourth quarter of 2004. Over the course of the year, investors were distracted by external factors, including rising oil prices, the threat of inflation and continued geopolitical uncertainty.

•	Relative performance was helped by overweight exposure and strong stock selection in technology. One standout in this area was Fund holding Apple Computer, which rose more than 125% on strong sales of its iPod.

•	The Fund also benefited from overweight exposure to the energy sector. Energy was the top performing industry over the 12-month period, supported by crude oil prices that topped more than $60 a barrel. Fund holdings in this industry that did particularly well included Occidental Petroleum and ConocoPhilips.

•	The Fund’s relative performance was hindered by disappointing stock selection in the consumer staples sector. For example, Procter & Gamble, Avon and Coca-Cola all delivered weak returns. The Fund has since eliminated several of these holdings from the portfolio.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (03/08/91)
CCM Capital Appreciation Class A	10.58%	-1.36%	10.52%	11.71%
CCM Capital Appreciation Class A (adjusted)	4.50%	-2.47%	9.90%	11.27%
CCM Capital Appreciation Class B	9.74%	-2.10%	9.95%	11.30%
CCM Capital Appreciation Class B (adjusted)	4.74%	-2.38%	9.95%	11.30%
CCM Capital Appreciation Class C (adjusted)	8.74%	-2.10%	9.71%	10.89%
S&P 500 Index	6.32%	-2.37%	9.94%	—
Lipper Multi-Cap Growth Fund Average	5.13%	-8.55%	8.48%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,011.80	$1,008.40	$1,008.40	$1,019.34	$1,015.62	$1,015.62
Expenses Paid During Period	$5.49	$9.21	$9.21	$5.51	$9.25	$9.25

For each class of the Fund, expenses are equal to the expense ratio for the class (1.10% for Class A, 1.85% for Class B, 1.85% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	CCM Capital Appreciation Class A	CCM Capital Appreciation Class B	CCM Capital Appreciation Class C	S&P 500 Index
03/31/1991	9,450	10,000	10,000	10,000
04/30/1991	9,172	9,699	9,699	10,024
05/31/1991	9,622	10,169	10,169	10,457
06/30/1991	9,101	9,612	9,612	9,978
07/31/1991	9,749	10,291	10,290	10,443
08/31/1991	10,051	10,603	10,603	10,691
09/30/1991	9,909	10,447	10,447	10,512
10/31/1991	10,245	10,794	10,794	10,653
11/30/1991	9,944	10,471	10,471	10,224
12/31/1991	11,323	11,915	11,915	11,393
01/31/1992	11,211	11,790	11,790	11,181
02/29/1992	11,328	11,907	11,907	11,327
03/31/1992	10,952	11,505	11,504	11,106
04/30/1992	10,925	11,469	11,468	11,432
05/31/1992	10,968	11,507	11,506	11,488
06/30/1992	10,619	11,134	11,133	11,317
07/31/1992	10,925	11,448	11,446	11,780
08/31/1992	10,650	11,153	11,151	11,539
09/30/1992	10,927	11,436	11,434	11,674
10/31/1992	11,304	11,824	11,822	11,714
11/30/1992	11,962	12,505	12,503	12,113
12/31/1992	12,124	12,666	12,664	12,262
01/31/1993	12,532	13,084	13,082	12,364
02/28/1993	12,378	12,915	12,913	12,533
03/31/1993	12,946	13,500	13,498	12,797
04/30/1993	12,624	13,157	13,155	12,488
05/31/1993	13,193	13,741	13,739	12,822
06/30/1993	13,400	13,948	13,945	12,860
07/31/1993	13,206	13,737	13,735	12,808
08/31/1993	13,684	14,226	14,224	13,294
09/30/1993	14,082	14,631	14,629	13,192
10/31/1993	14,113	14,653	14,651	13,465
11/30/1993	13,826	14,347	14,344	13,337
12/31/1993	14,215	14,742	14,738	13,498
01/31/1994	14,711	15,247	15,243	13,957
02/28/1994	14,507	15,028	15,023	13,578
03/31/1994	13,778	14,263	14,259	12,986
04/30/1994	13,826	14,303	14,300	13,152
05/31/1994	13,811	14,278	14,275	13,368
06/30/1994	13,418	13,863	13,860	13,041
07/31/1994	13,741	14,189	14,185	13,469
08/31/1994	14,147	14,599	14,595	14,021
09/30/1994	13,764	14,194	14,190	13,678
10/31/1994	14,075	14,507	14,503	13,986
11/30/1994	13,427	13,829	13,826	13,476
12/31/1994	13,555	13,952	13,949	13,676
01/31/1995	13,543	13,930	13,926	14,031
02/28/1995	14,215	14,614	14,610	14,578
03/31/1995	14,834	15,241	15,237	15,008
04/30/1995	15,339	15,751	15,747	15,450
05/31/1995	15,896	16,312	16,308	16,067
06/30/1995	16,579	17,004	16,999	16,440
07/31/1995	17,494	17,932	17,926	16,986
08/31/1995	17,658	18,088	18,083	17,028
09/30/1995	18,353	18,788	18,783	17,747
10/31/1995	18,003	18,420	18,414	17,683
11/30/1995	18,550	18,969	18,962	18,460
12/31/1995	18,518	18,923	18,917	18,815
01/31/1996	19,135	19,542	19,535	19,456
02/29/1996	19,854	20,265	20,257	19,636
03/31/1996	19,885	20,284	20,276	19,825
04/30/1996	20,128	20,519	20,512	20,117
05/31/1996	20,632	21,019	21,012	20,636
06/30/1996	20,587	20,961	20,953	20,715
07/31/1996	19,545	19,887	19,879	19,800
08/31/1996	20,379	20,725	20,716	20,217
09/30/1996	21,623	21,976	21,967	21,355
10/31/1996	22,161	22,508	22,499	21,944
11/30/1996	23,767	24,124	24,116	23,603
12/31/1996	23,387	23,724	23,715	23,135
01/31/1997	24,752	25,095	25,086	24,581
02/28/1997	24,484	24,824	24,802	24,773
03/31/1997	23,592	23,893	23,884	23,756
04/30/1997	24,331	24,632	24,621	25,174
05/31/1997	25,874	26,183	26,172	26,706
06/30/1997	26,983	27,283	27,270	27,903
07/31/1997	29,891	30,191	30,178	30,123
08/31/1997	28,756	29,029	29,015	28,436
09/30/1997	30,490	30,774	30,760	29,993
10/31/1997	29,930	30,180	30,165	28,991
11/30/1997	30,682	30,916	30,902	30,333
12/31/1997	31,275	31,504	31,482	30,854
01/31/1998	30,780	30,974	30,968	31,195
02/28/1998	33,033	33,229	33,205	33,445
03/31/1998	34,860	35,040	35,027	35,158
04/30/1998	34,873	35,054	35,013	35,511
05/31/1998	34,269	34,447	34,401	34,901
06/30/1998	35,725	35,910	35,833	36,319
07/31/1998	34,696	34,876	34,776	35,932
08/31/1998	29,023	29,174	29,076	30,737
09/30/1998	30,643	30,802	30,675	32,706
10/31/1998	32,043	32,209	32,049	35,366
11/30/1998	34,104	34,280	34,107	37,510
12/31/1998	36,648	36,838	36,617	39,671
01/31/1999	37,828	38,024	37,778	41,330
02/28/1999	36,307	36,495	36,244	40,045
03/31/1999	37,179	37,371	37,078	41,648
04/30/1999	38,450	38,649	38,327	43,261
05/31/1999	37,120	37,312	36,971	42,239
06/30/1999	39,351	39,554	39,174	44,584
07/31/1999	37,887	38,083	37,701	43,192
08/31/1999	37,133	37,325	36,928	42,977
09/30/1999	36,186	36,373	35,976	41,800
10/31/1999	38,712	38,912	38,447	44,445
11/30/1999	40,558	40,768	40,266	45,349
12/31/1999	44,776	45,008	44,421	48,020
01/31/2000	43,540	43,766	43,173	45,608
02/29/2000	46,980	47,223	46,562	44,744
03/31/2000	49,221	49,476	48,755	49,121
04/30/2000	47,050	47,294	46,580	47,643
05/31/2000	46,368	46,608	45,854	46,665
06/30/2000	48,288	48,538	47,738	47,816
07/31/2000	47,752	47,999	47,156	47,068
08/31/2000	53,258	53,533	52,574	49,991
09/30/2000	52,576	52,848	51,870	47,352
10/31/2000	51,198	51,464	50,474	47,152
11/30/2000	48,224	48,474	47,501	43,435
12/31/2000	50,857	51,120	50,076	43,647
01/31/2001	48,182	48,431	47,402	45,195
02/28/2001	45,705	45,942	44,932	41,074
03/31/2001	43,155	43,378	42,412	38,472
04/30/2001	45,580	45,816	44,753	41,462
05/31/2001	45,854	46,091	45,008	41,740
06/30/2001	43,877	44,105	43,023	40,724
07/31/2001	42,754	42,976	41,904	40,323
08/31/2001	40,980	41,192	40,123	37,799
09/30/2001	38,554	38,753	37,732	34,747
10/31/2001	38,481	38,680	37,657	35,409
11/30/2001	40,431	40,641	39,539	38,126
12/31/2001	41,107	41,320	40,148	38,460
01/31/2002	40,605	40,816	39,638	37,898
02/28/2002	39,428	39,632	38,469	37,168
03/31/2002	40,906	41,118	39,893	38,566
04/30/2002	39,577	39,782	38,568	36,227
05/31/2002	38,951	39,153	37,932	35,960
06/30/2002	36,673	36,863	35,694	33,399
07/31/2002	33,317	33,490	32,413	30,796
08/31/2002	33,417	33,590	32,491	30,999
09/30/2002	30,837	30,997	29,947	27,630
10/31/2002	32,392	32,559	31,448	30,062
11/30/2002	32,793	32,963	31,828	31,830
12/31/2002	31,390	31,552	30,434	29,960
01/31/2003	31,063	31,224	30,102	29,175
02/28/2003	30,662	30,821	29,696	28,737
03/31/2003	31,313	31,475	30,308	29,016
04/30/2003	33,041	33,212	31,962	31,407
05/31/2003	34,868	35,049	33,692	33,061
06/30/2003	35,144	35,326	33,948	33,483
07/31/2003	35,920	36,106	34,684	34,073
08/31/2003	36,847	37,038	35,551	34,738
09/30/2003	36,320	36,508	35,043	34,369
10/31/2003	38,626	38,827	37,205	36,313
11/30/2003	38,951	39,153	37,536	36,633
12/31/2003	39,753	39,959	38,250	38,554
01/31/2004	40,230	40,439	38,709	39,262
02/29/2004	40,959	41,171	39,370	39,807
03/31/2004	40,983	41,195	39,370	39,207
04/30/2004	39,028	39,230	37,461	38,591
05/31/2004	39,680	39,885	38,072	39,121
06/30/2004	40,783	40,994	39,115	39,881
07/31/2004	38,728	38,928	37,132	38,562
08/31/2004	38,728	38,928	37,106	38,718
09/30/2004	39,955	40,162	38,252	39,137
10/31/2004	40,830	41,042	39,067	39,735
11/30/2004	43,362	43,586	41,458	41,342
12/31/2004	44,572	44,802	42,569	42,749
01/31/2005	43,716	43,942	41,726	41,707
02/28/2005	44,997	45,230	42,949	42,585
03/31/2005	44,344	44,574	42,287	41,831
04/30/2005	42,987	43,210	40,964	41,038
05/31/2005	44,445	44,675	42,340	42,343
06/30/2005	45,098	45,331	42,924	42,403

Sector Breakdown *

Short-Term Instruments	19.0%
Technology	17.9%
Healthcare	14.2%
Financial & Business Services	13.2%
Energy	8.8%
Consumer Services	5.2%
Consumer Discretionary	4.8%
Other	16.9%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  7

A BLEND STOCK FUND

CCM Mid-Cap Fund

•	CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with market capitalizations of more than $500 million, excluding the 200 largest capitalization companies.

•	The Fund’s Class A Shares returned 15.10% for the year ended June 30, 2005. This return trailed the 17.11% return of the Fund’s benchmark, the Russell Mid-Cap Index.

•	The U.S. stock market, as measured by the S&P 500, delivered moderate gains, thanks in large part to a rally in the fourth quarter of 2004. Over the course of the year, investors were distracted by external factors, including rising oil prices, the threat of inflation and continued geopolitical uncertainty.

•	The Fund delivered strong absolute performance but trailed its benchmark. This relative performance was due in part to an underweight exposure to financials and utilities. An underweighting of the consumer discretionary sector also hurt performance.

•	The Fund benefited from overweight exposure to the energy sector. Energy was a strong performer over the 12-month period, supported by crude oil prices that topped more than $60 a barrel. EOG Resources and Noble Energy were two names that did particularly well for the Fund in this sector.

•	Relative performance was also helped by strong stock selection in healthcare. The top performing stock for the Fund in this industry was PacifiCare Health Systems. PacifiCare is a managed care provider that was the object of a takeover bid from UnitedHealth.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (08/26/91)
CCM Mid-Cap Class A	15.10%	2.04%	11.37%	12.17%
CCM Mid-Cap Class A (adjusted)	8.77%	0.89%	10.74%	11.71%
CCM Mid-Cap Class B	14.23%	1.27%	10.80%	11.75%
CCM Mid-Cap Class B (adjusted)	9.23%	0.98%	10.80%	11.75%
CCM Mid-Cap Class C (adjusted)	13.22%	1.27%	10.54%	11.33%
Russell Mid-Cap Index	17.11%	7.34%	12.90%	—
Lipper Mid-Cap Growth Fund Average	7.81%	-5.05%	8.22%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,037.30	$1,032.80	$1,033.30	$1,019.34	$1,015.62	$1,015.62
Expenses Paid During Period	$5.56	$9.32	$9.33	$5.51	$9.25	$9.25

For each class of the Fund, expenses are equal to the expense ratio for the class (1.10% for Class A, 1.85% for Class B, 1.85% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	CCM Mid-Cap Class A	CCM Mid-Cap Class B	CCM Mid-Cap Class C	Russell Mid-Cap Index
08/31/1991	9,450	10,000	10,000	10,000
09/30/1991	9,400	9,940	9,940	9,942
10/31/1991	9,741	10,294	10,295	10,145
11/30/1991	9,463	9,994	9,995	9,726
12/31/1991	10,694	11,288	11,288	10,816
01/31/1992	10,702	11,289	11,290	11,019
02/29/1992	10,803	11,388	11,390	11,272
03/31/1992	10,477	11,036	11,038	10,984
04/30/1992	10,404	10,952	10,955	11,070
05/31/1992	10,410	10,951	10,954	11,142
06/30/1992	10,131	10,651	10,654	10,961
07/31/1992	10,406	10,933	10,936	11,419
08/31/1992	10,098	10,603	10,606	11,156
09/30/1992	10,428	10,942	10,946	11,388
10/31/1992	10,765	11,289	11,293	11,666
11/30/1992	11,410	11,959	11,962	12,254
12/31/1992	11,629	12,181	12,184	12,583
01/31/1993	12,056	12,621	12,624	12,835
02/28/1993	11,680	12,221	12,223	12,849
03/31/1993	12,153	12,707	12,710	13,267
04/30/1993	11,816	12,348	12,350	12,916
05/31/1993	12,318	12,864	12,867	13,326
06/30/1993	12,695	13,250	13,253	13,476
07/31/1993	12,535	13,074	13,077	13,541
08/31/1993	13,151	13,708	13,712	14,143
09/30/1993	13,500	14,063	14,067	14,198
10/31/1993	13,359	13,907	13,911	14,209
11/30/1993	12,981	13,505	13,510	13,880
12/31/1993	13,410	13,942	13,947	14,383
01/31/1994	13,683	14,217	14,222	14,779
02/28/1994	13,660	14,184	14,190	14,578
03/31/1994	13,157	13,654	13,659	13,957
04/30/1994	13,201	13,691	13,695	14,053
05/31/1994	12,957	13,429	13,434	14,072
06/30/1994	12,522	12,970	12,974	13,656
07/31/1994	12,801	13,250	13,255	14,124
08/31/1994	13,467	13,931	13,936	14,794
09/30/1994	13,118	13,562	13,567	14,432
10/31/1994	13,378	13,822	13,827	14,543
11/30/1994	12,742	13,156	13,161	13,901
12/31/1994	13,041	13,456	13,461	14,082
01/31/1995	12,912	13,315	13,320	14,371
02/28/1995	13,693	14,112	14,118	15,115
03/31/1995	14,129	14,552	14,558	15,547
04/30/1995	14,443	14,867	14,873	15,782
05/31/1995	14,936	15,365	15,372	16,300
06/30/1995	15,812	16,256	16,264	16,848
07/31/1995	17,299	17,774	17,782	17,666
08/31/1995	17,427	17,895	17,903	17,937
09/30/1995	17,670	18,133	18,142	18,342
10/31/1995	17,393	17,838	17,846	17,932
11/30/1995	17,723	18,164	18,173	18,824
12/31/1995	17,834	18,266	18,275	18,933
01/31/1996	18,181	18,609	18,619	19,332
02/29/1996	18,616	19,043	19,054	19,786
03/31/1996	18,844	19,264	19,274	20,073
04/30/1996	19,231	19,647	19,659	20,641
05/31/1996	19,550	19,959	19,972	20,953
06/30/1996	19,146	19,534	19,547	20,638
07/31/1996	18,224	18,581	18,593	19,361
08/31/1996	19,212	19,577	19,589	20,283
09/30/1996	20,554	20,932	20,945	21,285
10/31/1996	20,685	21,051	21,065	21,455
11/30/1996	21,937	22,312	22,327	22,762
12/31/1996	21,914	22,274	22,289	22,530
01/31/1997	22,809	23,167	23,196	23,373
02/28/1997	22,416	22,766	22,783	23,338
03/31/1997	21,776	22,090	22,107	22,346
04/30/1997	22,231	22,541	22,558	22,902
05/31/1997	23,756	24,078	24,097	24,573
06/30/1997	24,901	25,215	25,248	25,377
07/31/1997	27,201	27,539	27,562	27,494
08/31/1997	27,164	27,476	27,500	27,194
09/30/1997	29,059	29,377	29,402	28,747
10/31/1997	28,444	28,728	28,751	27,628
11/30/1997	28,629	28,903	28,938	28,286
12/31/1997	29,283	29,554	29,576	29,067
01/31/1998	28,761	28,998	29,020	28,520
02/28/1998	30,443	30,680	30,702	30,750
03/31/1998	31,369	31,594	31,616	32,208
04/30/1998	31,812	32,018	32,054	32,289
05/31/1998	30,716	30,907	30,928	31,291
06/30/1998	31,303	31,463	31,484	31,724
07/31/1998	30,389	30,538	30,559	30,211
08/31/1998	24,965	25,072	25,089	25,377
09/30/1998	26,765	26,879	26,878	27,019
10/31/1998	27,496	27,613	27,592	28,862
11/30/1998	29,008	29,132	29,091	30,227
12/31/1998	31,468	31,602	31,552	31,998
01/31/1999	30,111	30,240	30,160	31,944
02/28/1999	28,467	28,589	28,505	30,880
03/31/1999	28,604	28,726	28,630	31,847
04/30/1999	30,071	30,200	30,076	34,200
05/31/1999	30,002	30,130	29,980	34,101
06/30/1999	31,262	31,396	31,233	35,305
07/31/1999	30,399	30,529	30,343	34,334
08/31/1999	29,372	29,497	29,299	33,445
09/30/1999	28,811	28,934	28,727	32,267
10/31/1999	29,785	29,912	29,675	33,797
11/30/1999	31,482	31,617	31,346	34,770
12/31/1999	35,415	35,566	35,243	37,830
01/31/2000	34,565	34,712	34,365	36,578
02/29/2000	42,062	42,242	41,805	39,391
03/31/2000	43,791	43,978	43,490	41,648
04/30/2000	41,071	41,247	40,772	39,678
05/31/2000	40,180	40,352	39,854	38,626
06/30/2000	41,980	42,159	41,624	39,770
07/31/2000	41,031	41,207	40,662	39,324
08/31/2000	44,671	44,862	44,228	43,091
09/30/2000	45,260	45,454	44,786	42,475
10/31/2000	44,464	44,654	43,962	41,821
11/30/2000	41,485	41,662	40,994	38,057
12/31/2000	45,310	45,503	44,741	40,953
01/31/2001	43,239	43,424	42,665	41,613
02/28/2001	41,825	42,004	41,261	39,079
03/31/2001	39,809	39,979	39,244	36,656
04/30/2001	41,167	41,342	40,551	39,790
05/31/2001	41,356	41,533	40,705	40,530
06/30/2001	39,602	39,772	38,975	40,149
07/31/2001	37,717	37,879	37,092	39,001
08/31/2001	36,322	36,477	35,709	37,499
09/30/2001	33,986	34,132	33,384	32,977
10/31/2001	33,949	34,094	33,327	34,283
11/30/2001	35,324	35,475	34,634	37,155
12/31/2001	36,394	36,550	35,680	38,649
01/31/2002	35,521	35,672	34,791	38,417
02/28/2002	35,105	35,255	34,388	38,010
03/31/2002	36,604	36,761	35,815	40,291
04/30/2002	36,659	36,816	35,854	39,509
05/31/2002	36,014	36,168	35,180	39,062
06/30/2002	33,640	33,784	32,865	36,445
07/31/2002	30,435	30,565	29,700	32,888
08/31/2002	30,663	30,794	29,911	33,069
09/30/2002	29,087	29,211	28,368	30,017
10/31/2002	29,808	29,935	29,043	31,533
11/30/2002	30,017	30,145	29,217	33,721
12/31/2002	28,993	29,117	28,215	32,392
01/31/2003	28,576	28,698	27,789	31,738
02/28/2003	28,216	28,336	27,422	31,319
03/31/2003	28,385	28,506	27,576	31,629
04/30/2003	29,904	30,031	29,023	33,926
05/31/2003	32,236	32,374	31,261	37,030
06/30/2003	32,787	32,927	31,783	37,404
07/31/2003	33,413	33,556	32,362	38,638
08/31/2003	34,780	34,929	33,672	40,315
09/30/2003	34,060	34,206	32,938	39,811
10/31/2003	36,867	37,024	35,659	42,849
11/30/2003	37,722	37,883	36,451	44,053
12/31/2003	37,854	38,016	36,545	45,374
01/31/2004	39,031	39,198	37,664	46,695
02/29/2004	39,886	40,056	38,473	47,699
03/31/2004	40,209	40,381	38,762	47,708
04/30/2004	38,142	38,305	36,735	45,957
05/31/2004	39,226	39,393	37,756	47,097
06/30/2004	40,344	40,516	38,798	48,401
07/31/2004	37,802	37,963	36,330	46,286
08/31/2004	37,481	37,641	36,003	46,485
09/30/2004	39,283	39,451	37,721	47,996
10/31/2004	40,250	40,422	38,626	49,321
11/30/2004	43,079	43,263	41,307	52,324
12/31/2004	44,768	44,959	42,889	54,554
01/31/2005	43,935	44,123	42,061	53,201
02/28/2005	45,587	45,782	43,626	54,844
03/31/2005	44,771	44,963	42,814	54,411
04/30/2005	42,721	42,903	40,828	52,675
05/31/2005	45,340	45,533	43,298	55,199
06/30/2005	46,441	46,640	44,320	56,683

Sector Breakdown *

Technology	15.6%
Short-Term Instruments	14.2%
Healthcare	12.4%
Financial & Business Services	11.8%
Consumer Discretionary	9.7%
Consumer Services	7.6%
Energy	7.4%
Materials & Processing	4.3%
Other	17.0%

*	% of total investments as of June 30, 2005

8  Allianz Funds Annual Report  |  06.30.05

A VALUE STOCK FUND

NACM Flex-Cap Value Fund

•	NACM Flex-Cap Value Fund seeks long-term capital appreciation by investing in U.S. companies that are, in the opinion of the manager, undervalued in the market place.

•	The Fund’s Class A Shares gained 8.77% for the twelve months ended June 30, 2005. The Fund’s benchmark, the Russell 3000 Value Index, returned 14.10% over the same time period.

•	Driven by strength in the latter part of 2004, major U.S. equity indexes posted gains during the twelve-month period. Value stocks (Russell 3000 Value Index) rose 14.10%, outpacing growth stocks (Russell 3000 Growth Index), which advanced 1.90%. While value stocks in all market capitalization ranges performed well, mid-cap value stocks (Russell Midcap Value Index) were the clear winners, up 21.79%.

•	The Fund was underweight energy and utilities, which hurt results versus the benchmark as these sectors were the best performers in the Russell 3000 Value Index. Energy stocks increased amid a more than 50% surge in oil prices, while utilities’ steady earnings and attractive dividend yields captured investor attention. Stock selection and an overweight in information technology, a sector that lagged, was also unfavorable. A notable detractor was Mattson Technology, a maker of semiconductor manufacturing equipment that experienced declining orders.

•	Holdings in the consumer discretionary and healthcare sectors helped relative performance, driven by positive stock selection. Among the best-performing names were Dixie Group, a manufacturer of floor covering products, and Nektar Therapeutics, a supplier of drug delivery systems. Dixie Group benefited from strong commercial and residential carpet sales. Nektar advanced on improved operating results and favorable news on the development of an inhaled form of insulin for which it is providing the inhalation technology.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (07/19/02)
NACM Flex-Cap Value Class A	8.77%	—	—	20.80%
NACM Flex-Cap Value Class A (adjusted)	2.78%	—	—	18.51%
NACM Flex-Cap Value Class B	7.99%	—	—	19.90%
NACM Flex-Cap Value Class B (adjusted)	2.99%	—	—	19.18%
NACM Flex-Cap Value Class C (adjusted)	6.99%	—	—	19.90%
Russell 3000 Value Index	14.10%	—	—	—
Lipper Multi-Cap Value Fund Average	10.72%	—	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$959.80	$956.70	$956.70	$1,018.15	$1,014.53	$1,014.48
Expenses Paid During Period	$6.51	$10.04	$10.09	$6.71	$10.34	$10.39

For each class of the Fund, expenses are equal to the expense ratio for the class (1.34% for Class A, 2.07% for Class B, 2.08% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NACM Flex-Cap Value Class A	NACM Flex-Cap Value Class B	NACM Flex-Cap Value Class C	Russell 3000 Value Index
07/30/2002	9,450	10,000	10,000	10,000
08/31/2002	9,509	10,062	10,062	10,067
09/30/2002	8,342	8,826	8,817	8,976
10/31/2002	9,063	9,582	9,573	9,602
11/30/2002	9,911	10,471	10,462	10,218
12/31/2002	9,466	9,999	9,990	9,774
01/31/2003	9,252	9,755	9,756	9,535
02/28/2003	8,910	9,393	9,394	9,276
03/31/2003	9,047	9,538	9,529	9,298
04/30/2003	9,843	10,369	10,362	10,121
05/31/2003	10,494	11,038	11,041	10,801
06/30/2003	10,580	11,120	11,122	10,939
07/31/2003	10,845	11,400	11,394	11,129
08/31/2003	11,136	11,690	11,683	11,321
09/30/2003	11,127	11,672	11,674	11,209
10/31/2003	11,991	12,577	12,569	11,911
11/30/2003	12,188	12,775	12,768	12,096
12/31/2003	12,683	13,280	13,278	12,817
01/31/2004	13,124	13,737	13,735	13,059
02/29/2004	13,513	14,138	14,136	13,337
03/31/2004	13,443	14,045	14,043	13,244
04/30/2004	13,010	13,587	13,585	12,892
05/31/2004	13,133	13,708	13,706	13,025
06/30/2004	13,470	14,053	14,051	13,359
07/31/2004	13,010	13,568	13,567	13,135
08/31/2004	13,080	13,624	13,622	13,317
09/30/2004	13,355	13,903	13,902	13,550
10/31/2004	13,788	14,341	14,339	13,774
11/30/2004	14,681	15,265	15,263	14,515
12/31/2004	15,264	15,862	15,860	14,988
01/31/2005	14,930	15,508	15,506	14,695
02/28/2005	15,117	15,685	15,683	15,165
03/31/2005	14,727	15,272	15,270	14,948
04/30/2005	14,336	14,860	14,858	14,638
05/31/2005	14,634	15,154	15,152	15,035
06/30/2005	14,653	14,886	15,172	15,243

Sector Breakdown *

Financial & Business Services	27.9%
Energy	10.7%
Technology	9.5%
Capital Goods	8.7%
Consumer Services	8.0%
Short-Term Instruments	7.7%
Healthcare	6.6%
Other	20.9%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  9

A GROWTH STOCK FUND

NACM Growth Fund

•	NACM Growth Fund seeks long-term capital appreciation by investing primarily in growth stocks of U.S. companies with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase.

•	The Fund’s Class A Shares gained 8.95% for the twelve months ended June 30, 2005. This result outperformed the Fund’s benchmark, the Russell 1000 Growth Index, which rose 1.69% over the same time period.

•	The broad U.S. stock market posted a solid advance during the one-year period, with gains concentrated in the fourth quarter of 2004. While outperforming in the second quarter of 2005, the 1.69% full-year increase in large-cap growth stocks (Russell 1000 Growth Index) trailed the 14.05% gain in large-cap value stocks (Russell 1000 Value Index).

•	Stock selection in the information technology, health care and financials sectors drove the Fund’s strong results versus its benchmark. Apple Computer was a top performer on robust sales of its iPod and other music-related items. Health insurer UnitedHealth Group experienced strong enrollment growth and favorable industry-wide trends in premiums and medical costs. Chicago Mercantile Exchange, a futures exchange, advanced on increasing transaction volume. The Fund’s overweight in energy was also favorable, as oil prices jumped more than 50% during the period.

•	Although the Fund outperformed its benchmark by a wide margin, there were pockets of relative weakness. For example, an underweight in utilities–the best-performing sector in the Index–was unfavorable. Amid concerns that rising short-term interest rates and gas prices would dampen economic growth, investors were attracted to utilities’ dependable earnings and high dividend payouts.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (07/19/02)
NACM Growth Class A	8.95%	—	—	9.75%
NACM Growth Class A (adjusted)	2.96%	—	—	7.67%
NACM Growth Class B	8.23%	—	—	8.95%
NACM Growth Class B (adjusted)	3.23%	—	—	8.08%
NACM Growth Class C (adjusted)	7.15%	—	—	8.92%
Russell 1000 Growth Index	1.69%	—	—	—
Lipper Large-Cap Growth Fund Average	2.90%	—	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$982.20	$978.80	$978.70	$1,018.89	$1,015.22	$1,015.22
Expenses Paid During Period	$5.85	$9.47	$9.47	$5.96	$9.64	$9.64

For each class of the Fund, expenses are equal to the expense ratio for the class (1.19% for Class A, 1.93% for Class B, 1.93% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NACM Growth Class A	NACM Growth Class B	NACM Growth Class C	Russell 1000 Growth Index
07/30/2002	9,450	10,000	10,000	10,000
08/30/2002	9,520	10,083	10,064	10,030
09/30/2002	8,894	9,420	9,402	8,989
10/30/2002	9,372	9,908	9,890	9,814
11/30/2002	9,702	10,258	10,239	10,347
12/30/2002	8,780	9,282	9,264	9,632
01/30/2003	8,606	9,088	9,070	9,399
02/28/2003	8,581	9,060	9,043	9,355
03/30/2003	8,841	9,319	9,301	9,530
04/30/2003	9,381	9,890	9,871	10,234
05/30/2003	9,641	10,157	10,129	10,745
06/30/2003	9,746	10,258	10,239	10,893
07/30/2003	10,007	10,526	10,506	11,164
08/30/2003	10,216	10,738	10,718	11,442
09/30/2003	9,946	10,442	10,423	11,319
10/30/2003	10,364	10,876	10,855	11,955
11/30/2003	10,459	10,977	10,948	12,080
12/30/2003	10,464	10,971	10,952	12,498
01/30/2004	10,745	11,251	11,231	12,753
02/29/2004	10,665	11,167	11,147	12,834
03/30/2004	10,437	10,925	10,896	12,596
04/30/2004	10,165	10,635	10,608	12,450
05/30/2004	10,384	10,850	10,830	12,682
06/30/2004	10,499	10,962	10,942	12,840
07/30/2004	9,918	10,355	10,328	12,114
08/30/2004	9,830	10,253	10,226	12,054
09/30/2004	10,305	10,747	10,719	12,169
10/30/2004	10,673	11,120	11,091	12,359
11/30/2004	11,236	11,698	11,677	12,784
12/30/2004	11,644	12,122	12,091	13,285
01/30/2005	11,230	11,683	11,653	12,843
02/28/2005	11,455	11,912	11,881	12,979
03/30/2005	11,329	11,769	11,739	12,743
04/30/2005	10,870	11,283	11,262	12,501
05/30/2005	11,445	11,874	11,843	13,106
06/30/2005	11,436	11,544	11,834	13,057

Sector Breakdown *

Technology	27.0%
Healthcare	21.4%
Consumer Discretionary	10.7%
Consumer Staples	7.5%
Transportation	5.8%
Energy	5.7%
Consumer Services	5.0%
Capital Goods	4.4%
Short-Term Instruments	2.3%
Other	10.2%

*	% of total investments as of June 30, 2005

10  Allianz Funds Annual Report  |  06.30.05

A VALUE STOCK FUND

NFJ Dividend Value Fund

•	NFJ Dividend Value Fund seeks current income, with long-term growth of capital as a secondary objective, by investing at least 80% of its assets in common stocks that pay or are expected to pay dividends.

•	The Fund’s Class A Shares returned 13.54% for the year ended June 30, 2005. This return trailed the 14.05% return of the Fund’s benchmark, the Russell 1000 Value Index.

•	The U.S. stock market withstood significant volatility over the fiscal year but made little overall progress. Investors reacted to increasing concern over record high oil prices, the threat of inflation and a potential correction in the real estate market. In this environment, value outperformed growth.

•	The Fund’s strong relative performance benefited from stock selection in the energy sector. Energy stocks in general did well over the reporting period, boosted by crude oil prices that rose significantly during the year. Top performers for the Fund in this industry included Marathon Oil, Occidental Petroleum, ConocoPhilips and Chevron. All four of these holdings delivered double-digit returns over the 12-months.

•	Relative performance was also helped by overweight exposure and strong stock selection in the consumer discretionary sector. For example, Fund holding May Department Stores saw its stock price climb more than 50% after it became the object of a takeover by Federated Department Stores. Other standouts in this sector included VF Corp., a clothing manufacturer, and Limited Brands, an apparel retailer.

•	Poor stock selection in the healthcare sector hindered the Fund’s relative performance. Specifically, performance was hurt by the Fund’s position in Merck, a large-cap pharmaceutical company which saw its stock price decline when problems related to its drug Vioxx were made public.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (05/08/00)
NFJ Dividend Value Class A	13.54%	13.27%	—	11.57%
NFJ Dividend Value Class A (adjusted)	7.30%	12.00%	—	10.35%
NFJ Dividend Value Class B	12.57%	12.44%	—	10.75%
NFJ Dividend Value Class B (adjusted)	7.57%	12.18%	—	10.62%
NFJ Dividend Value Class C (adjusted)	11.70%	12.44%	—	10.75%
Russell 1000 Value Index	14.05%	6.56%	—	—
S&P 500 Index	6.32%	-2.37%	—	—
Lipper Equity Income Fund Average	10.34%	4.79%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,039.80	$1,035.20	$1,036.10	$1,019.19	$1,015.12	$1,015.12
Expenses Paid During Period	$5.72	$9.44	$9.44	$5.66	$9.35	$9.35

For each class of the Fund, expenses are equal to the expense ratio for the class (1.13% for Class A, 1.87% for Class B, 1.87% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NFJ Dividend Value Class A	NFJ Dividend Value Class B	NFJ Dividend Value Class C	Russell 1000 Value Index	S&P 500 Index
05/31/2000	9,450	10,000	10,000	10,000	10,000
06/30/2000	8,755	9,259	9,259	9,543	10,246
07/31/2000	8,929	9,437	9,437	9,662	10,086
08/31/2000	9,421	9,951	9,951	10,200	10,713
09/30/2000	9,475	10,003	10,003	10,293	10,147
10/31/2000	9,427	9,945	9,945	10,547	10,104
11/30/2000	9,316	9,821	9,821	10,155	9,308
12/31/2000	10,038	10,577	10,577	10,664	9,353
01/31/2001	10,265	10,809	10,809	10,705	9,685
02/28/2001	10,556	11,110	11,110	10,407	8,802
03/31/2001	10,398	10,936	10,936	10,040	8,244
04/30/2001	11,172	11,743	11,743	10,532	8,885
05/31/2001	11,650	12,237	12,237	10,769	8,945
06/30/2001	11,639	12,219	12,219	10,529	8,727
07/31/2001	11,821	12,401	12,401	10,507	8,641
08/31/2001	11,592	12,154	12,154	10,086	8,100
09/30/2001	10,681	11,191	11,191	9,376	7,446
10/31/2001	10,573	11,072	11,072	9,295	7,588
11/30/2001	11,228	11,747	11,747	9,835	8,170
12/31/2001	11,624	12,156	12,150	10,068	8,242
01/31/2002	11,675	12,198	12,203	9,990	8,121
02/28/2002	11,922	12,457	12,450	10,006	7,965
03/31/2002	12,417	12,969	12,964	10,479	8,264
04/30/2002	12,448	12,991	12,986	10,120	7,763
05/31/2002	12,571	13,109	13,104	10,170	7,706
06/30/2002	11,683	12,190	12,174	9,587	7,157
07/31/2002	10,651	11,099	11,094	8,695	6,599
08/31/2002	11,022	11,476	11,461	8,761	6,643
09/30/2002	9,685	10,074	10,064	7,787	5,921
10/31/2002	10,225	10,637	10,628	8,364	6,442
11/30/2002	11,149	11,580	11,570	8,891	6,821
12/31/2002	10,803	11,217	11,219	8,505	6,420
01/31/2003	10,481	10,882	10,871	8,299	6,252
02/28/2003	10,126	10,512	10,500	8,078	6,158
03/31/2003	10,004	10,362	10,361	8,091	6,218
04/30/2003	10,682	11,068	11,057	8,803	6,730
05/31/2003	11,638	12,042	12,042	9,372	7,085
06/30/2003	11,741	12,158	12,142	9,489	7,175
07/31/2003	11,988	12,391	12,387	9,631	7,302
08/31/2003	12,212	12,625	12,621	9,781	7,444
09/30/2003	12,129	12,524	12,518	9,685	7,365
10/31/2003	12,907	13,332	13,325	10,278	7,782
11/30/2003	13,052	13,462	13,454	10,417	7,850
12/31/2003	13,786	14,217	14,209	11,059	8,262
01/31/2004	14,002	14,430	14,422	11,254	8,413
02/29/2004	14,242	14,667	14,659	11,495	8,530
03/31/2004	14,175	14,584	14,578	11,394	8,402
04/30/2004	13,979	14,370	14,364	11,115	8,270
05/31/2004	14,083	14,489	14,472	11,229	8,383
06/30/2004	14,376	14,578	14,763	11,494	8,546
07/31/2004	14,249	14,425	14,619	11,332	8,263
08/31/2004	14,444	14,626	14,809	11,493	8,297
09/30/2004	14,561	14,533	14,932	11,671	8,387
10/31/2004	14,665	14,626	15,016	11,865	8,515
11/30/2004	15,290	15,242	15,650	12,465	8,859
12/31/2004	15,698	15,636	16,058	12,883	9,161
01/31/2005	15,403	15,328	15,742	12,653	8,938
02/28/2005	16,062	15,978	16,411	13,072	9,126
03/31/2005	15,847	15,759	16,186	12,893	8,964
04/30/2005	15,598	15,498	15,917	12,662	8,794
05/31/2005	16,013	15,901	16,331	12,967	9,074
06/30/2005	16,322	16,784	16,636	13,109	9,087

Sector Breakdown *

Short-Term Instruments	22.6%
Financial & Business Services	21.8%
Energy	10.8%
Consumer Discretionary	7.8%
Consumer Staples	7.7%
Utilities	6.2%
Healthcare	6.2%
Materials & Processing	4.7%
Communications	4.7%
Other	7.5%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  11

A VALUE STOCK FUND

NFJ Large-Cap Value Fund

•	NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks issued by large-cap companies that with below average P/E ratios relative to the market and their respective industry groups.

•	The Fund’s Class A Shares returned 15.24% for the year ended June 30, 2005. This return exceeded the 10.68% return of the Fund’s benchmark, the Russell Top 200 Value Index.

•	The U.S. stock market as a whole produced moderate returns amidst continued volatility. Investors distracted by high oil prices, the threat of inflation and signs of slowing economic growth remained generally risk-averse, favoring value over growth. Small-cap stocks outperformed large-caps for much of the reporting period.

•	The Fund delivered strong absolute and relative performance for the period. This performance was due in part to the Fund’s strong stock selection in the energy sector. The Fund was underweight energy, the period’s top performing sector. But, the names we did hold delivered substantial returns, including ConocoPhilips, Occidental Petroleum and Apache Corporation.

•	Relative performance was also helped by stock selection in financials. Top performing names in this sector included Allstate, the insurance company, and Equity Office Properties Trust, a REIT.

•	The Fund did have some areas of weakness, including an overweight in materials and disappointing stock selection in healthcare. Specifically, performance was hurt by the Fund’s position in Merck, a large-cap pharmaceutical company which saw its stock price decline when problems related to its drug Vioxx were made public.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (05/08/00)
NFJ Large-Cap Value Class A	15.24%	11.82%	—	10.81%
NFJ Large-Cap Value Class A (adjusted)	8.90%	10.56%	—	9.60%
NFJ Large-Cap Value Class B	14.37%	11.00%	—	10.01%
NFJ Large-Cap Value Class B (adjusted)	9.37%	10.74%	—	9.88%
NFJ Large-Cap Value Class C (adjusted)	13.33%	11.00%	—	10.00%
Russell Top 200 Value Index	10.68%	3.13%	—	—
Russell Midcap Value Index	21.79%	14.86%	—	—
Lipper Multi-Cap Value Fund Average	10.72%	6.22%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,032.30	$1,028.80	$1,028.50	$1,019.24	$1,015.17	$1,015.17
Expenses Paid During Period	$5.64	$9.36	$9.35	$5.61	$9.30	$9.30

For each class of the Fund, expenses are equal to the expense ratio for the class (1.12% for Class A, 1.86% for Class B, 1.86% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NFJ Large Cap Value Class A	NFJ Large Cap Value Class B	NFJ Large Cap Value Class C	Russell Top 200 Value Index	Russell Midcap Value Index
05/31/2000	9,450	10,000	10,000	10,000	10,000
06/30/2000	8,995	9,513	9,513	9,506	9,627
07/31/2000	8,941	9,451	9,451	9,584	9,852
08/31/2000	9,476	10,011	10,011	10,095	10,456
09/30/2000	9,415	9,941	9,941	10,186	10,557
10/31/2000	9,552	10,080	10,080	10,459	10,757
11/30/2000	9,407	9,921	9,921	9,970	10,617
12/31/2000	10,040	10,582	10,582	10,316	11,554
01/31/2001	10,070	10,608	10,608	10,388	11,512
02/28/2001	10,274	10,818	10,818	9,996	11,464
03/31/2001	10,091	10,616	10,616	9,609	11,145
04/30/2001	10,566	11,110	11,110	10,055	11,758
05/31/2001	11,049	11,611	11,611	10,254	12,092
06/30/2001	11,042	11,597	11,597	9,986	11,930
07/31/2001	11,203	11,760	11,760	9,972	11,882
08/31/2001	11,024	11,564	11,564	9,485	11,665
09/30/2001	10,126	10,615	10,615	8,916	10,552
10/31/2001	10,323	10,816	10,816	8,790	10,608
11/30/2001	10,958	11,474	11,474	9,258	11,351
12/31/2001	11,271	11,796	11,796	9,408	11,822
01/31/2002	11,515	12,043	12,043	9,266	11,941
02/28/2002	11,750	12,282	12,282	9,223	12,134
03/31/2002	12,140	12,682	12,682	9,644	12,754
04/30/2002	12,321	12,863	12,863	9,171	12,746
05/31/2002	12,439	12,979	12,979	9,244	12,726
06/30/2002	11,691	12,193	12,193	8,659	12,159
07/31/2002	10,516	10,962	10,962	7,872	10,968
08/31/2002	10,836	11,286	11,286	7,918	11,096
09/30/2002	9,586	9,972	9,974	7,004	9,975
10/31/2002	10,102	10,502	10,503	7,647	10,292
11/30/2002	10,690	11,105	11,106	8,128	10,941
12/31/2002	10,453	10,853	10,855	7,712	10,680
01/31/2003	10,242	10,634	10,636	7,536	10,384
02/28/2003	9,792	10,166	10,168	7,305	10,212
03/31/2003	9,710	10,062	10,063	7,312	10,247
04/30/2003	10,324	10,701	10,703	7,991	11,026
05/31/2003	11,260	11,656	11,658	8,431	11,996
06/30/2003	11,282	11,672	11,677	8,556	12,080
07/31/2003	11,412	11,797	11,802	8,625	12,455
08/31/2003	11,615	12,008	12,014	8,687	12,898
09/30/2003	11,609	11,990	11,990	8,594	12,797
10/31/2003	12,332	12,730	12,729	9,074	13,736
11/30/2003	12,471	12,865	12,864	9,135	14,135
12/31/2003	13,072	13,479	13,477	9,775	14,745
01/31/2004	13,259	13,662	13,660	9,908	15,135
02/29/2004	13,613	14,011	14,018	10,105	15,508
03/31/2004	13,597	13,991	13,994	9,969	15,533
04/30/2004	13,307	13,682	13,685	9,809	14,876
05/31/2004	13,270	13,643	13,646	9,840	15,257
06/30/2004	13,645	13,818	14,019	10,017	15,802
07/31/2004	13,412	13,571	13,768	9,934	15,373
08/31/2004	13,572	13,723	13,922	10,067	15,621
09/30/2004	13,880	14,028	14,230	10,163	16,075
10/31/2004	13,870	14,008	14,210	10,302	16,447
11/30/2004	14,742	14,876	15,091	10,745	17,559
12/31/2004	15,233	15,361	15,583	11,079	18,240
01/31/2005	15,096	15,222	15,441	10,894	17,815
02/28/2005	15,742	15,858	16,087	11,211	18,437
03/31/2005	15,432	15,539	15,768	10,982	18,381
04/30/2005	15,177	15,270	15,486	10,806	17,896
05/31/2005	15,501	15,579	15,810	10,957	18,635
06/30/2005	15,726	15,933	16,026	10,945	19,245

Sector Breakdown *

Financial & Business Services	29.0%
Short-Term Instruments	12.6%
Energy	10.5%
Consumer Staples	10.4%
Materials & Processing	9.7%
Healthcare	6.1%
Consumer Discretionary	5.1%
Capital Goods	3.5%
Communications	3.5%
Consumer Services	2.7%
Other	6.9%

*	% of total investments as of June 30, 2005

12  Allianz Funds Annual Report  |  06.30.05

A VALUE STOCK FUND

NFJ Small-Cap Value Fund

•	NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in the common stocks of companies with market capitalizations of between $100 million and $1.8 billion at the time of investment. The Fund invests primarily in dividend-paying stocks with below-average P/E ratios relative to the market and their respective industry groups.

•	The Fund’s Class A Shares returned 18.55% for the year ended June 30, 2005. This return exceeded the 14.39% return of the Fund’s benchmark, the Russell 2000 Value Index.

•	The U.S. stock market withstood significant volatility over the fiscal year but made little overall progress. Investors reacted to increasing concern over record high oil prices, the threat of inflation and a potential correction in the real estate market. In this environment, value outperformed growth.

•	The Fund’s relative performance was helped by overweight exposure and strong stock selection in the energy sector. Energy was the top performing industry for the 12-month period, supported by rising oil prices. Within the sector, the Fund saw contributions from several of its holdings, including Frontline Ltd., an oil shipping company. The Fund also saw strength from its positions in Vintage Petroleum and Range Resources, both of which are oil and gas exploration companies.

•	Relative performance was also helped by an underweight in the financial services sector, as well as strong stock selection within the industry. The Fund saw particular support from its REIT holdings, including CBL & Associates Properties and Nationwide Health Properties.

•	Select disappointments in the consumer discretionary sector hurt the Fund’s relative performance. For example, Libbey, a manufacturer of glassware, and Kellwood, an apparel manufacturer, saw stock prices fall.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (10/01/91)
NFJ Small-Cap Value Class A	18.55%	19.51%	14.63%	14.05%
NFJ Small-Cap Value Class A (adjusted)	12.03%	18.17%	13.98%	13.59%
NFJ Small-Cap Value Class B	17.66%	18.63%	14.04%	13.62%
NFJ Small-Cap Value Class B (adjusted)	12.66%	18.43%	14.04%	13.62%
NFJ Small-Cap Value Class C (adjusted)	16.64%	18.62%	13.78%	13.21%
Russell 2000 Value Index	14.39%	16.12%	13.89%	—
Russell 2000 Index	9.45%	5.71%	9.90%	—
Lipper Small-Cap Value Fund Average	12.69%	15.06%	12.85%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,049.20	$1,045.20	$1,045.10	$1,018.65	$1,014.98	$1,014.98
Expenses Paid During Period	$6.30	$10.04	$10.04	$6.21	$9.89	$9.89

For each class of the Fund, expenses are equal to the expense ratio for the class (1.24% for Class A, 1.98% for Class B, 1.98% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NFJ Small-Cap Value Class A	NFJ Small-Cap Value Class B	NFJ Small-Cap Value Class C	Russell 2000 Value Index	Russell 2000 Index
09/30/1991	9,450	10,000	10,000	10,000	10,000
10/31/1991	9,556	10,106	10,106	10,114	10,264
11/30/1991	9,335	9,866	9,866	9,703	9,789
12/31/1991	10,022	10,585	10,586	10,332	10,573
01/31/1992	10,701	11,297	11,297	11,197	11,430
02/29/1992	11,060	11,668	11,669	11,731	11,764
03/31/1992	10,961	11,556	11,557	11,603	11,366
04/30/1992	10,734	11,310	11,310	11,443	10,967
05/31/1992	10,740	11,309	11,309	11,754	11,113
06/30/1992	10,393	10,937	10,937	11,373	10,590
07/31/1992	10,706	11,260	11,259	11,801	10,958
08/31/1992	10,540	11,077	11,077	11,571	10,649
09/30/1992	10,641	11,178	11,177	11,790	10,894
10/31/1992	10,832	11,371	11,370	12,065	11,238
11/30/1992	11,598	12,169	12,167	12,812	12,098
12/31/1992	11,852	12,428	12,427	13,343	12,519
01/31/1993	12,374	12,966	12,965	14,051	12,943
02/28/1993	12,310	12,892	12,892	14,107	12,644
03/31/1993	12,623	13,212	13,211	14,642	13,054
04/30/1993	12,287	12,852	12,851	14,290	12,696
05/31/1993	12,492	13,058	13,057	14,740	13,257
06/30/1993	12,518	13,076	13,076	14,879	13,339
07/31/1993	12,557	13,109	13,109	15,134	13,524
08/31/1993	12,972	13,534	13,533	15,726	14,108
09/30/1993	13,087	13,646	13,645	16,103	14,506
10/31/1993	13,332	13,893	13,892	16,471	14,879
11/30/1993	13,089	13,630	13,630	16,052	14,394
12/31/1993	13,439	13,988	13,986	16,524	14,886
01/31/1994	13,938	14,498	14,496	17,113	15,353
02/28/1994	13,913	14,463	14,462	17,063	15,297
03/31/1994	13,287	13,804	13,802	16,299	14,491
04/30/1994	13,328	13,838	13,836	16,459	14,577
05/31/1994	13,006	13,495	13,493	16,436	14,413
06/30/1994	12,769	13,241	13,239	16,009	13,927
07/31/1994	12,964	13,436	13,433	16,305	14,156
08/31/1994	13,481	13,963	13,959	16,947	14,944
09/30/1994	13,147	13,608	13,605	16,766	14,894
10/31/1994	12,898	13,343	13,339	16,459	14,834
11/30/1994	12,595	13,021	13,017	15,794	14,234
12/31/1994	12,892	13,321	13,316	16,268	14,615
01/31/1995	12,958	13,381	13,376	16,757	14,431
02/28/1995	13,534	13,968	13,963	17,377	15,031
03/31/1995	13,611	14,038	14,033	17,462	15,289
04/30/1995	13,924	14,352	14,347	17,981	15,629
05/31/1995	14,258	14,687	14,682	18,366	15,897
06/30/1995	14,708	15,140	15,136	18,994	16,722
07/31/1995	15,434	15,879	15,874	19,687	17,685
08/31/1995	15,733	16,178	16,172	20,272	18,051
09/30/1995	16,033	16,476	16,469	20,575	18,374
10/31/1995	15,401	15,815	15,810	19,753	17,552
11/30/1995	16,030	16,452	16,446	20,538	18,289
12/31/1995	16,112	16,526	16,520	21,174	18,772
01/31/1996	16,032	16,434	16,427	21,315	18,751
02/29/1996	16,376	16,777	16,770	21,649	19,336
03/31/1996	16,871	17,272	17,265	22,103	19,729
04/30/1996	17,441	17,846	17,838	22,706	20,784
05/31/1996	17,999	18,404	18,397	23,281	21,603
06/30/1996	17,872	18,262	18,256	23,006	20,716
07/31/1996	16,884	17,242	17,235	21,783	18,907
08/31/1996	17,683	18,047	18,040	22,728	20,005
09/30/1996	18,218	18,581	18,575	23,349	20,787
10/31/1996	18,564	18,921	18,916	23,619	20,466
11/30/1996	19,790	20,158	20,153	24,890	21,309
12/31/1996	20,498	20,868	20,861	25,698	21,868
01/31/1997	21,166	21,540	21,533	26,093	22,305
02/28/1997	21,240	21,600	21,594	26,341	21,764
03/31/1997	20,435	20,764	20,759	25,634	20,737
04/30/1997	20,629	20,962	20,956	26,011	20,795
05/31/1997	22,404	22,737	22,732	28,082	23,108
06/30/1997	23,493	23,844	23,840	29,503	24,099
07/31/1997	24,701	25,044	25,039	30,742	25,220
08/31/1997	25,342	25,682	25,676	31,230	25,798
09/30/1997	27,207	27,565	27,543	33,306	27,686
10/31/1997	26,745	27,063	27,057	32,401	26,471
11/30/1997	27,043	27,353	27,345	32,756	26,298
12/31/1997	27,563	27,853	27,851	33,866	26,759
01/31/1998	27,093	27,377	27,357	33,254	26,336
02/28/1998	28,786	29,066	29,044	35,264	28,285
03/31/1998	29,899	30,182	30,158	36,694	29,450
04/30/1998	29,805	30,055	30,047	36,876	29,613
05/31/1998	28,441	28,670	28,646	35,570	28,017
06/30/1998	27,563	27,761	27,755	35,369	28,076
07/31/1998	25,540	25,723	25,701	32,599	25,802
08/31/1998	21,778	21,916	21,897	27,493	20,791
09/30/1998	22,405	22,537	22,517	29,046	22,419
10/31/1998	23,283	23,397	23,377	29,908	23,333
11/30/1998	24,098	24,193	24,172	30,718	24,556
12/31/1998	24,951	25,028	25,008	31,681	26,076
01/31/1999	23,953	24,021	24,006	30,962	26,423
02/28/1999	22,727	22,784	22,772	28,848	24,283
03/31/1999	22,399	22,438	22,426	28,610	24,662
04/30/1999	24,312	24,334	24,318	31,222	26,871
05/31/1999	25,129	25,142	25,126	32,182	27,264
06/30/1999	26,044	26,032	26,030	33,347	28,496
07/31/1999	25,718	25,701	25,684	32,556	27,715
08/31/1999	24,769	24,745	24,729	31,366	26,690
09/30/1999	23,707	23,657	23,643	30,739	26,695
10/31/1999	23,560	23,510	23,478	30,124	26,802
11/30/1999	23,364	23,315	23,280	30,280	28,402
12/31/1999	23,247	23,198	23,136	31,210	31,617
01/31/2000	22,025	21,978	21,903	30,394	31,108
02/29/2000	21,588	21,543	21,469	32,252	36,244
03/31/2000	22,761	22,713	22,620	32,403	33,855
04/30/2000	23,464	23,414	23,303	32,595	31,817
05/31/2000	23,849	23,798	23,669	32,097	29,962
06/30/2000	23,632	23,582	23,435	33,035	32,575
07/31/2000	24,268	24,216	24,051	34,136	31,526
08/31/2000	25,372	25,318	25,133	35,662	33,931
09/30/2000	25,724	25,670	25,450	35,460	32,934
10/31/2000	25,858	25,803	25,567	35,334	31,465
11/30/2000	25,406	25,352	25,117	34,615	28,234
12/31/2000	28,170	28,110	27,832	38,334	30,659
01/31/2001	28,905	28,844	28,528	39,392	32,256
02/28/2001	29,469	29,406	29,073	39,338	30,140
03/31/2001	29,365	29,303	28,954	38,707	28,666
04/30/2001	30,461	30,396	30,025	40,498	30,908
05/31/2001	31,710	31,643	31,232	41,540	31,668
06/30/2001	32,550	32,481	32,047	43,211	32,761
07/31/2001	32,104	32,036	31,589	42,242	30,989
08/31/2001	32,310	32,241	31,759	42,096	29,988
09/30/2001	29,230	29,169	28,717	37,449	25,951
10/31/2001	29,999	29,936	29,449	38,427	27,469
11/30/2001	31,472	31,405	30,877	41,188	29,596
12/31/2001	33,414	33,343	32,773	43,710	31,422
01/31/2002	33,364	33,293	32,688	44,290	31,095
02/28/2002	33,968	33,896	33,267	44,560	30,243
03/31/2002	36,790	36,713	35,994	47,897	32,674
04/30/2002	37,857	37,777	37,035	49,583	32,972
05/31/2002	37,377	37,297	36,538	47,944	31,508
06/30/2002	37,033	36,954	36,180	46,882	29,945
07/31/2002	33,452	33,381	32,653	39,916	25,423
08/31/2002	34,191	34,119	33,351	39,739	25,360
09/30/2002	32,762	32,692	31,954	36,901	23,539
10/31/2002	33,348	33,278	32,500	37,456	24,294
11/30/2002	34,242	34,169	33,336	40,445	26,462
12/31/2002	34,266	34,193	33,342	38,716	24,988
01/31/2003	33,533	33,462	32,619	37,626	24,295
02/28/2003	32,765	32,695	31,862	36,362	23,562
03/31/2003	32,676	32,607	31,741	36,750	23,866
04/30/2003	34,803	34,730	33,791	40,241	26,128
05/31/2003	37,403	37,324	36,289	44,349	28,932
06/30/2003	37,665	37,585	36,528	45,101	29,455
07/31/2003	38,833	38,751	37,631	47,350	31,299
08/31/2003	39,846	39,762	38,580	49,148	32,733
09/30/2003	39,045	38,963	37,804	48,585	32,127
10/31/2003	41,365	41,277	40,008	52,546	34,826
11/30/2003	42,498	42,408	41,076	54,563	36,062
12/31/2003	44,619	44,524	43,106	56,537	36,794
01/31/2004	45,386	45,290	43,808	58,492	38,391
02/29/2004	46,739	46,640	45,087	59,624	38,737
03/31/2004	47,342	47,241	45,646	60,449	39,097
04/30/2004	45,580	45,484	43,930	57,323	37,103
05/31/2004	46,132	46,034	44,440	58,015	37,693
06/30/2004	48,605	48,502	46,791	60,961	39,280
07/31/2004	46,840	46,741	45,073	58,159	36,636
08/31/2004	47,145	47,045	45,317	58,729	36,449
09/30/2004	48,979	48,875	47,052	61,052	38,159
10/31/2004	49,958	49,852	47,965	62,001	38,911
11/30/2004	54,195	54,080	51,999	67,502	42,284
12/31/2004	54,916	54,799	52,665	69,116	43,536
01/31/2005	53,828	53,714	51,596	66,441	41,720
02/28/2005	56,267	56,147	53,881	67,763	42,425
03/31/2005	55,468	55,350	53,095	66,367	41,212
04/30/2005	53,105	52,992	50,812	62,943	38,851
05/31/2005	55,293	55,176	52,869	66,782	41,395
06/30/2005	57,615	57,493	55,042	69,734	42,993

Sector Breakdown *

Short-Term Instruments	18.1%
Financial & Business Services	16.1%
Energy	11.2%
Materials & Processing	10.2%
Consumer Discretionary	9.7%
Capital Goods	8.6%
Utilities	7.3%
Consumer Staples	6.1%
Transportation	4.7%
Other	8.0%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  13

A BLEND STOCK FUND

OCC Core Equity Fund

•	The Fund seeks long-term capital appreciation by investing mainly in common stocks of U.S. issuers that the portfolio manager believes are undervalued in the marketplace. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks. The Fund may invest in other equity securities, such as preferred stocks, warrants and debt securities convertible into common stocks. The Fund invest primarily in companies with market capitalizations of greater than $5 billion at the time of investment. The Fund may also invest up to 25% of its assets in non-U.S. securities.

•	The Fund was launched on March 31, 2005. Since that date, through June 30, 2005, the Fund’s Class A Shares returned 2.50%. This return exceeded the 1.37% return of the Fund’s benchmark, the S&P 500 Index, for the same time period.

•	Over the course of the fiscal year investors were increasingly concerned about slowing economic growth, rising oil prices and the threat of inflation, leading them to favor quality and stability. This attitude supported value stocks over growth stocks for most of the year. The notable exception to this was in the fourth quarter of 2004, when a surge in investor confidence led to a rally in the more speculative securities.

•	The Fund benefited from an overweighting of and stock selection in the consumer discretionary sector. In particular, retailer Kohl’s and cruise line Royal Caribbean both posted significant gains in the quarter.

•	The Fund’s performance was also aided by stock selection in the healthcare sector, where Aetna and WellPoint, both health insurance organizations, performed well.

•	However, poor stock selection in the industrials sector detracted from performance. In particular, Tyco International lost significant ground during the period.

Cumulative Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (03/31/05)
OCC Core Equity Class A	—	—	—	2.50%
OCC Core Equity Class A (adjusted)	—	—	—	-3.14%
OCC Core Equity Class C (adjusted)	—	—	—	1.30%
S&P 500 Index	—	—	—	—
Lipper Multi-Cap Core Fund Average	—	—	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (04/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,025.00	$1,023.00	$1,009.40	$1,007.59
Expenses Paid During Period	$2.69	$4.51	$2.66	$4.48

For each class of the Fund, expenses are equal to the expense ratio for the class (1.10% for Class A, and 1.85% for Class C), multiplied by the average account value over the period, multiplied by 88/365 (to reflect the period since the Portfolio commenced operation on 04/01/05).

Sector Breakdown *

Financial & Business Services	23.0%
Healthcare	13.2%
Consumer Services	12.7%
Capital Goods	10.1%
Technology	9.0%
Energy	8.5%
Consumer Discretionary	8.0%
Building	6.4%
Materials & Processing	4.5%
Other	4.6%

*	% of total investments as of June 30, 2005

14  Allianz Funds Annual Report  |  06.30.05

A VALUE STOCK FUND

OCC Value Fund

•	OCC Value Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations of more than $5 billion at the time of investment.

•	The Fund’s Class A Shares returned 3.60% or the year ended June 30, 2005. This return trailed the 14.05% return of the Fund’s benchmark, the Russell 1000 Value Index.

•	On February 11, 2005, Oppenheimer Capital LLC (an Allianz-owned investment management firm) assumed responsibility for the portfolio management of OCC Value Fund (formerly PEA Value Fund).

•	Over the course of the fiscal year investors were increasingly concerned about slowing economic growth, rising oil prices and the threat of inflation, leading them to favor quality and stability. This attitude supported value stocks over growth stocks for most of the year. The notable exception to this was in the fourth quarter of 2004, when a surge in investor confidence led to a rally in the more speculative securities.

•	The Fund trailed its benchmark for the reporting period, largely due to an underweight in the energy sector for much of the year. Energy was the top performing industry for the fiscal year, supported by rising oil prices.

•	Relative performance was also hurt by stock selection in the technology sector. The Fund’s holdings in the more cyclical segments of technology suffered the most, including Teradyne and Micron. Teradyne and Micron are both semiconductor-related companies.

•	Overweight exposure to the industrials sector helped the Fund’s relative performance. Standout performers in this area included airplane manufacturer and defense contractor Boeing.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (12/30/91)
OCC Value Class A	3.60%	13.39%	13.91%	13.49%
OCC Value Class A (adjusted)	-2.10%	12.12%	13.27%	13.02%
OCC Value Class B	2.87%	12.55%	13.32%	13.06%
OCC Value Class B (adjusted)	-2.13%	12.30%	13.32%	13.06%
OCC Value Class C (adjusted)	1.82%	12.55%	13.07%	12.65%
Russell 1000 Value Index	14.05%	6.56%	12.03%	—
Lipper Large-Cap Value Fund Average	8.74%	3.87%	9.49%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$972.40	$969.20	$968.70	$1,019.39	$1,015.72	$1,015.72
Expenses Paid During Period	$5.33	$8.94	$8.93	$5.46	$9.15	$9.15

For each class of the Fund, expenses are equal to the expense ratio for the class (1.09% for Class A, 1.83% for Class B, 1.83% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	OCC Value Class A	OCC Value Class B	OCC Value Class C	Russell 1000 Value Index
12/31/1991	9,450	10,000	10,000	10,000
01/31/1992	9,720	10,279	10,279	10,016
02/29/1992	10,046	10,618	10,618	10,261
03/31/1992	9,817	10,369	10,369	10,112
04/30/1992	9,858	10,406	10,406	10,548
05/31/1992	9,770	10,306	10,306	10,600
06/30/1992	9,558	10,077	10,077	10,534
07/31/1992	9,894	10,425	10,425	10,941
08/31/1992	9,605	10,114	10,114	10,606
09/30/1992	9,735	10,244	10,244	10,753
10/31/1992	9,794	10,300	10,300	10,763
11/30/1992	10,317	10,843	10,843	11,116
12/31/1992	10,650	11,186	11,186	11,381
01/31/1993	10,871	11,411	11,411	11,712
02/28/1993	10,985	11,524	11,524	12,124
03/31/1993	11,324	11,873	11,873	12,481
04/30/1993	11,123	11,655	11,655	12,321
05/31/1993	11,277	11,808	11,808	12,569
06/30/1993	11,352	11,879	11,879	12,846
07/31/1993	11,294	11,811	11,811	12,990
08/31/1993	11,904	12,442	12,442	13,459
09/30/1993	11,930	12,461	12,461	13,480
10/31/1993	12,340	12,881	12,881	13,471
11/30/1993	12,211	12,739	12,739	13,193
12/31/1993	12,348	12,874	12,874	13,444
01/31/1994	12,916	13,458	13,458	13,952
02/28/1994	12,703	13,228	13,228	13,475
03/31/1994	12,017	12,505	12,505	12,974
04/30/1994	11,867	12,342	12,342	13,223
05/31/1994	11,863	12,330	12,330	13,375
06/30/1994	11,587	12,035	12,035	13,055
07/31/1994	12,067	12,526	12,526	13,461
08/31/1994	12,572	13,042	13,042	13,848
09/30/1994	12,187	12,634	12,634	13,388
10/31/1994	12,312	12,757	12,757	13,575
11/30/1994	11,690	12,104	12,104	13,026
12/31/1994	11,798	12,208	12,208	13,176
01/31/1995	12,115	12,528	12,528	13,582
02/28/1995	12,653	13,078	13,078	14,119
03/31/1995	12,998	13,426	13,426	14,429
04/30/1995	13,346	13,776	13,776	14,885
05/31/1995	13,850	14,288	14,288	15,511
06/30/1995	14,087	14,524	14,524	15,721
07/31/1995	14,704	15,150	15,150	16,269
08/31/1995	14,881	15,324	15,324	16,498
09/30/1995	15,290	15,735	15,735	17,095
10/31/1995	15,330	15,766	15,766	16,925
11/30/1995	15,985	16,430	16,430	17,783
12/31/1995	16,325	16,769	16,769	18,229
01/31/1996	16,787	17,233	17,233	18,797
02/29/1996	17,150	17,595	17,595	18,940
03/31/1996	17,285	17,722	17,722	19,262
04/30/1996	17,507	17,939	17,939	19,336
05/31/1996	17,856	18,286	18,286	19,577
06/30/1996	17,773	18,190	18,189	19,593
07/31/1996	16,811	17,194	17,194	18,853
08/31/1996	17,461	17,848	17,847	19,392
09/30/1996	17,934	18,320	18,320	20,163
10/31/1996	18,186	18,565	18,565	20,942
11/30/1996	19,741	20,141	20,141	22,461
12/31/1996	19,568	19,952	19,952	22,174
01/31/1997	20,226	20,618	20,618	23,249
02/28/1997	20,571	20,955	20,955	23,591
03/31/1997	19,841	20,200	20,199	22,742
04/30/1997	20,609	20,966	20,965	23,698
05/31/1997	21,829	22,192	22,191	25,023
06/30/1997	22,367	22,731	22,732	26,096
07/31/1997	23,848	24,221	24,222	28,059
08/31/1997	23,349	23,684	23,685	27,060
09/30/1997	24,735	25,083	25,083	28,695
10/31/1997	23,493	23,806	23,807	27,894
11/30/1997	24,068	24,375	24,376	29,127
12/31/1997	24,598	24,902	24,887	29,978
01/31/1998	24,700	24,970	24,973	29,555
02/28/1998	26,154	26,444	26,430	31,544
03/31/1998	27,196	27,490	27,475	33,475
04/30/1998	26,670	26,924	26,927	33,698
05/31/1998	26,552	26,787	26,790	33,200
06/30/1998	26,584	26,818	26,820	33,625
07/31/1998	25,462	25,668	25,669	33,034
08/31/1998	21,808	21,961	21,963	28,118
09/30/1998	23,056	23,215	23,215	29,732
10/31/1998	25,087	25,244	25,243	32,036
11/30/1998	26,520	26,671	26,670	33,529
12/31/1998	27,000	27,129	27,128	34,669
01/31/1999	26,344	26,470	26,448	34,947
02/28/1999	25,340	25,462	25,437	34,454
03/31/1999	25,274	25,395	25,341	35,167
04/30/1999	27,928	28,062	27,986	38,452
05/31/1999	28,682	28,820	28,725	38,029
06/30/1999	29,754	29,898	29,776	39,132
07/31/1999	29,424	29,566	29,425	37,985
08/31/1999	29,133	29,273	29,134	36,576
09/30/1999	28,294	28,430	28,277	35,296
10/31/1999	28,353	28,490	28,317	37,329
11/30/1999	27,905	28,039	27,849	37,037
12/31/1999	28,028	28,163	27,958	37,215
01/31/2000	26,341	26,467	26,247	36,002
02/29/2000	23,807	23,921	23,717	33,327
03/31/2000	27,456	27,588	27,329	37,393
04/30/2000	27,382	27,514	27,255	36,959
05/31/2000	28,593	28,730	28,413	37,347
06/30/2000	27,640	27,773	27,453	35,641
07/31/2000	28,975	29,115	28,782	36,086
08/31/2000	30,772	30,920	30,546	38,092
09/30/2000	31,627	31,779	31,349	38,443
10/31/2000	33,794	33,956	33,503	39,389
11/30/2000	34,233	34,398	33,915	37,927
12/31/2000	36,582	36,757	36,232	39,827
01/31/2001	36,607	36,783	36,232	39,979
02/28/2001	36,754	36,930	36,351	38,867
03/31/2001	36,239	36,413	35,817	37,495
04/30/2001	38,830	39,017	38,338	39,333
05/31/2001	39,417	39,606	38,894	40,218
06/30/2001	39,417	39,606	38,871	39,325
07/31/2001	40,370	40,564	39,792	39,242
08/31/2001	39,002	39,189	38,411	37,669
09/30/2001	36,213	36,387	35,646	35,017
10/31/2001	36,434	36,609	35,838	34,716
11/30/2001	40,639	40,834	39,935	36,733
12/31/2001	42,142	42,345	41,428	37,599
01/31/2002	42,665	42,870	41,896	37,310
02/28/2002	42,690	42,896	41,896	37,370
03/31/2002	45,008	45,225	44,142	39,137
04/30/2002	42,470	42,674	41,621	37,795
05/31/2002	42,415	42,619	41,567	37,984
06/30/2002	37,944	38,127	37,128	35,803
07/31/2002	33,558	33,719	32,825	32,474
08/31/2002	33,504	33,665	32,743	32,721
09/30/2002	27,376	27,508	26,770	29,082
10/31/2002	29,473	29,615	28,797	31,237
11/30/2002	34,053	34,217	33,235	33,205
12/31/2002	31,571	31,723	30,799	31,764
01/31/2003	30,760	30,907	29,961	30,995
02/28/2003	29,366	29,507	28,607	30,168
03/31/2003	29,425	29,566	28,635	30,219
04/30/2003	32,326	32,482	31,433	32,878
05/31/2003	35,808	35,980	34,806	35,002
06/30/2003	36,882	37,059	35,843	35,440
07/31/2003	38,099	38,282	36,997	35,968
08/31/2003	39,551	39,741	38,381	36,529
09/30/2003	39,001	39,188	37,832	36,171
10/31/2003	41,466	41,665	40,166	38,384
11/30/2003	42,627	42,832	41,291	38,906
12/31/2003	45,457	45,676	44,003	41,303
01/31/2004	47,757	47,987	46,199	42,030
02/29/2004	49,009	49,244	47,382	42,929
03/31/2004	48,455	48,688	46,832	42,552
04/30/2004	47,554	47,782	45,910	41,513
05/31/2004	48,048	48,279	46,373	41,937
06/30/2004	49,999	50,239	48,224	42,927
07/31/2004	48,369	48,601	46,608	42,321
08/31/2004	48,891	49,126	47,098	42,922
09/30/2004	48,544	48,778	46,749	43,588
10/31/2004	49,243	49,480	47,385	44,311
11/30/2004	51,430	51,677	49,465	46,553
12/31/2004	53,271	53,527	51,186	48,113
01/31/2005	51,289	51,536	49,226	47,256
02/28/2005	51,889	52,139	49,822	48,821
03/31/2005	50,810	51,054	48,726	48,152
04/30/2005	49,611	49,849	47,566	47,290
05/31/2005	51,025	51,270	48,874	48,429
06/30/2005	51,805	52,054	49,587	48,957

Sector Breakdown *

Financial & Business Services	31.0%
Energy	15.1%
Short-Term Instruments	12.2%
Capital Goods	9.7%
Consumer Services	8.0%
Healthcare	7.3%
Technology	4.3%
Materials & Processing	4.2%
Other	8.2%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  15

A GROWTH STOCK FUND

PEA Growth Fund

•	PEA Growth Fund seeks long-term growth of capital, with income an incidental consideration, by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•	The Fund’s Class A Shares returned 3.06% for the year ended June 30, 2005. This return exceeded the 1.69% return of the Fund’s benchmark, the Russell 1000 Growth Index.

•	The U.S. stock market as a whole produced moderate returns amidst continued volatility. Investors distracted by high oil prices, the threat of inflation and signs of slowing economic growth remained generally risk-averse, favoring value over growth. Small-cap stocks outperformed large-caps for much of the reporting period.

•	The Fund’s strong relative performance was supported by overweight exposure to the healthcare sector. Within healthcare the portfolio saw particular strength from its holdings in biotechnology companies, including Genentech Inc., Gilead Sciences Inc. and Amgen Inc. The Fund also benefited from its position in Johnson & Johnson, a diversified healthcare products company.

•	Good stock selection in the consumer staples sector also helped relative performance. The primary contributor was CVS Corp., which operates a successful chain of U.S. drugstores.

•	Relative performance was hindered over the period by overweight exposure to information technology. The Fund saw disappointing results from several holdings in this sector, including IBM and Cisco Systems Inc.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (02/24/84)
PEA Growth Class A	3.06%	-10.63%	6.14%	11.70%
PEA Growth Class A (adjusted)	-2.61%	-11.64%	5.54%	11.40%
PEA Growth Class B	2.29%	-11.31%	5.57%	11.43%
PEA Growth Class B (adjusted)	-2.71%	-11.64%	5.57%	11.43%
PEA Growth Class C (adjusted)	1.29%	-11.31%	5.32%	10.86%
Russell 1000 Growth Index	1.69%	-10.35%	7.40%	—
S&P 500 Index	6.32%	-2.37%	9.94%	—
Lipper Large-Cap Growth Fund Average	2.90%	-8.81%	6.90%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$979.50	$975.90	$975.40	$1,019.09	$1,015.37	$1,015.37
Expenses Paid During Period	$5.64	$9.31	$9.31	$5.76	$9.49	$9.49

For each class of the Fund, expenses are equal to the expense ratio for the class (1.15% for Class A, 1.90% for Class B, 1.90% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	PEA Growth Class A	PEA Growth Class B	PEA Growth Class C	Russell 1000 Growth Index	S&P 500 Index
02/29/1984	9,450	10,000	10,000	10,000	10,000
03/31/1984	9,693	10,250	10,250	10,185	10,180
04/30/1984	9,756	10,310	10,310	10,243	10,251
05/31/1984	9,421	9,950	9,950	9,693	9,708
06/30/1984	9,645	10,180	10,180	10,065	9,912
07/31/1984	9,718	10,251	10,251	9,895	9,763
08/31/1984	10,499	11,067	11,067	11,023	10,866
09/30/1984	10,428	10,986	10,986	10,841	10,877
10/31/1984	10,522	11,078	11,078	10,918	10,910
11/30/1984	10,449	10,994	10,994	10,697	10,801
12/31/1984	10,662	11,211	11,211	10,970	11,082
01/31/1985	11,422	12,003	12,003	11,981	11,947
02/28/1985	11,517	12,097	12,097	12,161	12,095
03/31/1985	11,564	12,138	12,138	12,073	12,104
04/30/1985	11,511	12,075	12,075	11,890	12,093
05/31/1985	12,129	12,716	12,716	12,608	12,790
06/30/1985	12,478	13,073	13,073	12,848	12,976
07/31/1985	12,495	13,083	13,083	12,793	12,958
08/31/1985	12,432	13,009	13,009	12,676	12,848
09/30/1985	12,075	12,628	12,628	12,229	12,449
10/31/1985	12,573	13,140	13,140	12,757	13,022
11/30/1985	13,267	13,857	13,857	13,857	13,920
12/31/1985	14,018	14,632	14,632	14,575	14,588
01/31/1986	14,349	14,969	14,969	14,692	14,670
02/28/1986	15,509	16,170	16,170	15,861	15,768
03/31/1986	16,235	16,917	16,917	16,847	16,647
04/30/1986	16,256	16,928	16,928	16,868	16,459
05/31/1986	16,954	17,644	17,644	17,842	17,335
06/30/1986	17,257	17,949	17,949	18,228	17,628
07/31/1986	16,874	17,539	17,539	16,976	16,642
08/31/1986	17,838	18,529	18,529	17,759	17,877
09/30/1986	16,770	17,409	17,409	16,001	16,399
10/31/1986	17,584	18,243	18,243	16,920	17,345
11/30/1986	17,896	18,555	18,555	17,229	17,767
12/31/1986	17,397	18,026	18,026	16,814	17,313
01/31/1987	19,737	20,439	20,439	19,225	19,646
02/28/1987	21,026	21,762	21,762	20,533	20,422
03/31/1987	21,435	22,171	22,171	20,864	21,012
04/30/1987	21,395	22,117	22,117	20,464	20,825
05/31/1987	21,607	22,321	22,321	20,685	21,006
06/30/1987	22,545	23,276	23,276	21,663	22,067
07/31/1987	23,339	24,082	24,082	22,696	23,186
08/31/1987	24,015	24,763	24,763	23,742	24,050
09/30/1987	23,910	24,640	24,640	23,126	23,524
10/31/1987	18,490	19,040	19,040	17,753	18,457
11/30/1987	17,227	17,728	17,728	16,221	16,936
12/31/1987	18,859	19,396	19,396	17,706	18,225
01/31/1988	18,651	19,171	19,171	17,913	18,992
02/29/1988	19,819	20,359	20,359	18,889	19,877
03/31/1988	19,553	20,073	20,073	18,254	19,263
04/30/1988	19,727	20,239	20,239	18,283	19,477
05/31/1988	19,901	20,405	20,405	18,217	19,646
06/30/1988	21,087	21,608	21,608	19,235	20,548
07/31/1988	20,704	21,202	21,202	18,920	20,470
08/31/1988	19,628	20,087	20,087	18,227	19,774
09/30/1988	20,539	21,007	21,007	19,153	20,616
10/31/1988	20,685	21,143	21,143	19,526	21,189
11/30/1988	20,314	20,751	20,751	19,158	20,886
12/31/1988	20,781	21,214	21,214	19,701	21,252
01/31/1989	22,156	22,605	22,605	21,078	22,807
02/28/1989	21,739	22,166	22,166	20,587	22,239
03/31/1989	22,673	23,104	23,104	21,070	22,758
04/30/1989	24,319	24,767	24,767	22,338	23,939
05/31/1989	26,132	26,597	26,597	23,351	24,908
06/30/1989	25,803	26,246	26,246	23,193	24,766
07/31/1989	28,027	28,492	28,492	25,538	27,003
08/31/1989	28,881	29,341	29,341	25,960	27,532
09/30/1989	29,451	29,902	29,902	26,078	27,419
10/31/1989	28,559	28,977	28,977	25,618	26,783
11/30/1989	29,144	29,553	29,553	26,287	27,329
12/31/1989	28,774	29,160	29,160	26,778	27,985
01/31/1990	26,670	27,010	27,010	24,626	26,107
02/28/1990	27,340	27,672	27,672	24,800	26,444
03/31/1990	28,029	28,351	28,351	25,787	27,145
04/30/1990	27,870	28,174	28,174	25,451	26,466
05/31/1990	30,830	31,147	31,147	28,097	29,047
06/30/1990	31,364	31,667	31,667	28,400	28,849
07/31/1990	30,804	31,082	31,082	28,141	28,757
08/31/1990	28,537	28,775	28,775	25,444	26,157
09/30/1990	27,298	27,507	27,507	24,072	24,883
10/31/1990	27,248	27,442	27,442	24,169	24,776
11/30/1990	28,619	28,824	28,824	25,797	26,377
12/31/1990	29,058	29,246	29,246	26,709	27,113
01/31/1991	30,457	30,653	30,653	28,076	28,295
02/28/1991	32,753	32,926	32,926	30,306	30,318
03/31/1991	33,686	33,864	33,846	31,501	31,052
04/30/1991	33,363	33,539	33,504	31,353	31,126
05/31/1991	35,174	35,360	35,326	32,751	32,471
06/30/1991	33,431	33,608	33,556	31,198	30,984
07/31/1991	35,715	35,904	35,817	32,871	32,428
08/31/1991	37,513	37,711	37,589	33,968	33,196
09/30/1991	37,100	37,296	37,155	33,378	32,642
10/31/1991	38,323	38,525	38,366	33,898	33,079
11/30/1991	36,830	37,024	36,847	33,034	31,746
12/31/1991	41,485	41,704	41,492	37,703	35,378
01/31/1992	40,523	40,737	40,491	36,792	34,720
02/29/1992	40,811	41,027	40,761	36,849	35,171
03/31/1992	39,907	40,118	39,837	35,842	34,485
04/30/1992	39,695	39,905	39,587	36,099	35,499
05/31/1992	40,311	40,524	40,183	36,364	35,673
06/30/1992	39,061	39,267	38,913	35,450	35,142
07/31/1992	40,273	40,486	40,106	37,038	36,578
08/31/1992	38,772	38,977	38,567	36,584	35,829
09/30/1992	39,946	40,157	39,721	37,009	36,250
10/31/1992	40,600	40,815	40,338	37,565	36,375
11/30/1992	42,409	42,633	42,108	39,198	37,614
12/31/1992	42,695	42,920	42,356	39,588	38,075
01/31/1993	43,759	43,990	43,400	39,134	38,394
02/28/1993	42,853	43,079	42,474	38,515	38,917
03/31/1993	43,838	44,070	43,420	39,257	39,738
04/30/1993	41,887	42,109	41,469	37,687	38,778
05/31/1993	44,055	44,288	43,578	39,007	39,815
06/30/1993	44,430	44,665	43,933	38,649	39,932
07/31/1993	44,489	44,724	43,952	37,958	39,771
08/31/1993	45,986	46,230	45,411	39,514	41,280
09/30/1993	47,030	47,278	46,416	39,220	40,963
10/31/1993	46,890	47,138	46,257	40,311	41,811
11/30/1993	46,115	46,359	45,441	40,044	41,412
12/31/1993	46,997	47,245	46,303	40,738	41,913
01/31/1994	49,247	49,508	48,471	41,679	43,338
02/28/1994	48,339	48,595	47,561	40,920	42,162
03/31/1994	46,154	46,398	45,393	38,942	40,324
04/30/1994	45,526	45,767	44,742	39,127	40,841
05/31/1994	46,327	46,572	45,501	39,718	41,511
06/30/1994	45,180	45,419	44,353	38,545	40,493
07/31/1994	46,305	46,550	45,415	39,863	41,823
08/31/1994	48,599	48,856	47,648	42,085	43,538
09/30/1994	47,626	47,878	46,651	41,510	42,474
10/31/1994	49,379	49,640	48,341	42,489	43,428
11/30/1994	47,063	47,312	46,022	41,130	41,846
12/31/1994	47,001	47,250	45,958	41,820	42,467
01/31/1995	47,344	47,595	46,257	42,521	43,568
02/28/1995	48,764	49,022	47,611	44,303	45,266
03/31/1995	49,862	50,126	48,645	45,599	46,602
04/30/1995	51,488	51,760	50,206	46,596	47,974
05/31/1995	53,090	53,371	51,745	48,221	49,892
06/30/1995	55,219	55,512	53,789	50,083	51,051
07/31/1995	57,142	57,444	55,627	52,164	52,743
08/31/1995	57,646	57,950	56,086	52,221	52,876
09/30/1995	58,905	59,216	57,280	54,628	55,107
10/31/1995	59,133	59,446	57,441	54,666	54,910
11/30/1995	60,622	60,943	58,865	56,790	57,321
12/31/1995	60,368	60,687	58,582	57,116	58,425
01/31/1996	63,096	63,429	61,200	59,026	60,414
02/29/1996	64,279	64,619	62,289	60,106	60,974
03/31/1996	64,356	64,697	62,341	60,183	61,561
04/30/1996	65,180	65,525	63,093	61,766	62,468
05/31/1996	66,673	67,025	64,493	63,924	64,079
06/30/1996	65,797	66,145	63,612	64,011	64,324
07/31/1996	61,989	62,316	59,880	60,261	61,482
08/31/1996	63,584	63,920	61,383	61,816	62,778
09/30/1996	68,395	68,757	65,997	66,318	66,312
10/31/1996	69,501	69,869	67,034	66,718	68,140
11/30/1996	73,540	73,929	70,871	71,727	73,291
12/31/1996	71,490	71,868	68,849	70,322	71,839
01/31/1997	74,922	75,318	72,121	75,255	76,328
02/28/1997	72,868	73,253	70,098	74,745	76,926
03/31/1997	68,967	69,332	66,292	70,700	73,765
04/30/1997	71,871	72,251	69,057	75,395	78,169
05/31/1997	77,122	77,529	74,053	80,836	82,928
06/30/1997	79,292	79,711	76,076	84,071	86,643
07/31/1997	87,682	88,145	84,076	91,506	93,537
08/31/1997	82,167	82,601	78,752	86,150	88,297
09/30/1997	87,507	87,970	83,807	90,390	93,133
10/31/1997	85,013	85,462	81,368	87,049	90,023
11/30/1997	85,747	86,201	82,023	90,746	94,190
12/31/1997	87,761	88,225	83,882	91,762	95,807
01/31/1998	89,716	90,191	85,709	94,506	96,867
02/28/1998	96,539	97,050	92,170	101,615	103,853
03/31/1998	103,052	103,597	98,349	105,665	109,171
04/30/1998	105,075	105,631	100,176	107,127	110,269
05/31/1998	103,634	104,182	98,772	104,087	108,374
06/30/1998	111,828	112,420	106,496	110,462	112,776
07/31/1998	109,838	110,419	104,526	109,731	111,575
08/31/1998	89,957	90,433	85,565	93,263	95,444
09/30/1998	97,945	98,463	93,112	100,427	101,558
10/31/1998	101,922	102,461	96,836	108,498	109,818
11/30/1998	109,637	110,217	104,099	116,752	116,474
12/31/1998	122,816	123,465	116,497	127,279	123,186
01/31/1999	132,310	133,009	125,432	134,753	128,337
02/28/1999	126,779	127,450	120,114	128,598	124,349
03/31/1999	132,928	133,631	125,867	135,371	129,324
04/30/1999	129,578	130,263	122,607	135,544	134,332
05/31/1999	122,853	123,503	116,171	131,379	131,161
06/30/1999	132,693	133,395	125,383	140,581	138,440
07/31/1999	127,134	127,806	120,029	136,113	134,118
08/31/1999	127,401	128,074	120,233	138,337	133,450
09/30/1999	127,057	127,729	119,584	135,431	129,796
10/31/1999	137,437	138,164	129,282	145,658	138,010
11/30/1999	146,659	147,435	137,892	153,517	140,816
12/31/1999	173,292	174,209	162,878	169,484	149,110
01/31/2000	166,118	166,997	155,989	161,537	141,621
02/29/2000	183,228	184,197	171,946	169,434	138,938
03/31/2000	191,767	192,781	179,873	181,563	152,530
04/30/2000	174,527	175,450	163,630	172,924	147,940
05/31/2000	159,989	160,835	149,853	164,215	144,904
06/30/2000	175,844	176,774	164,628	176,661	148,476
07/31/2000	179,642	180,592	168,052	169,296	146,154
08/31/2000	197,840	198,886	184,959	184,624	155,232
09/30/2000	182,032	182,995	170,088	167,161	147,037
10/31/2000	168,525	169,417	157,365	159,251	146,415
11/30/2000	144,275	145,038	134,657	135,776	134,872
12/31/2000	148,689	149,476	138,670	131,480	135,531
01/31/2001	146,563	147,338	136,562	140,564	140,340
02/28/2001	127,437	128,111	118,673	116,700	127,544
03/31/2001	113,686	114,288	105,821	104,001	119,464
04/30/2001	125,350	126,013	116,614	117,154	128,747
05/31/2001	122,931	123,581	114,247	115,429	129,610
06/30/2001	118,862	119,491	110,443	112,756	126,455
07/31/2001	115,712	116,324	107,405	109,938	125,210
08/31/2001	106,467	107,030	98,770	100,948	117,372
09/30/2001	96,353	96,862	89,367	90,870	107,895
10/31/2001	98,241	98,761	91,065	95,637	109,952
11/30/2001	106,179	106,741	98,314	104,825	118,387
12/31/2001	105,489	106,047	97,635	104,628	119,424
01/31/2002	103,632	104,180	95,819	102,779	117,682
02/28/2002	100,513	101,044	92,916	98,513	115,412
03/31/2002	104,956	105,511	96,958	101,921	119,753
04/30/2002	98,805	99,328	91,257	93,602	112,493
05/31/2002	96,849	97,361	89,395	91,338	111,664
06/30/2002	88,268	88,735	81,412	82,889	103,709
07/31/2002	81,145	81,574	74,777	78,332	95,627
08/31/2002	82,070	82,504	75,607	78,566	96,258
09/30/2002	73,682	74,072	67,835	70,417	85,797
10/31/2002	78,656	79,072	72,346	76,876	93,349
11/30/2002	79,435	79,855	73,069	81,051	98,838
12/31/2002	74,653	75,047	68,612	75,452	93,031
01/31/2003	72,801	73,186	66,849	73,621	90,594
02/28/2003	71,731	72,110	65,812	73,283	89,235
03/31/2003	72,563	72,947	66,536	74,647	90,099
04/30/2003	77,149	77,557	70,735	80,166	97,525
05/31/2003	80,027	80,450	73,324	84,168	102,661
06/30/2003	81,443	81,874	74,512	85,327	103,971
07/31/2003	84,025	84,469	76,844	87,450	105,804
08/31/2003	85,243	85,694	77,881	89,625	107,867
09/30/2003	83,581	84,023	76,378	88,666	106,722
10/31/2003	89,774	90,249	81,977	93,646	112,759
11/30/2003	90,843	91,323	82,911	94,626	113,751
12/31/2003	93,477	93,972	85,191	97,899	119,717
01/31/2004	97,179	97,693	88,556	99,898	121,914
02/29/2004	98,296	98,816	89,486	100,533	123,609
03/31/2004	97,225	97,739	88,448	98,668	121,744
04/30/2004	93,472	93,967	85,025	97,521	119,833
05/31/2004	95,229	95,733	86,581	99,338	121,477
06/30/2004	97,229	97,743	88,287	100,580	123,839
07/31/2004	91,570	92,055	83,104	94,894	119,741
08/31/2004	90,252	90,729	81,858	94,425	120,225
09/30/2004	92,499	92,988	83,822	95,323	121,527
10/31/2004	93,720	94,216	84,862	96,810	123,384
11/30/2004	97,572	98,088	88,333	100,140	128,376
12/31/2004	102,304	102,845	92,581	104,065	132,744
01/31/2005	98,304	98,824	88,906	100,600	129,509
02/28/2005	98,648	99,170	89,110	101,666	132,234
03/31/2005	97,139	97,653	87,711	99,816	129,893
04/30/2005	95,235	95,739	85,948	97,919	127,429
05/31/2005	100,302	100,832	90,400	102,658	131,484
06/30/2005	100,201	100,731	90,301	102,279	131,670

Sector Breakdown *

Technology	26.9%
Healthcare	24.9%
Short-Term Instruments	16.7%
Consumer Discretionary	9.3%
Consumer Services	5.8%
Capital Goods	5.4%
Financial & Business Services	5.4%
Other	5.6%

*	% of total investments as of June 30, 2005

16  Allianz Funds Annual Report  |  06.30.05

A BLEND STOCK FUND

PEA Growth & Income Fund

•	PEA Growth & Income Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in common stocks of companies with market capitalizations greater than $5 billion at the time of investment. The Fund may also invest up to 25% of its assets in securities selected for their income potential, including dividend-paying stocks.

•	The Fund’s Class A Shares returned 5.55% for the year ended June 30, 2005. This return trailed the 6.32% return of the Fund’s benchmark, the S&P 500 Index.

•	The U.S. stock market as a whole produced moderate returns amidst continued volatility. Investors distracted by high oil prices, the threat of inflation and signs of slowing economic growth remained generally risk-averse, favoring value over growth. Small-cap stocks outperformed large-caps for much of the reporting period.

•	The Fund’s relative performance over the period was due in part to underweight exposure to the telecommunications sector. The Fund’s lone holding in this area, Verizon Communications Inc., underperformed the sector average.

•	Relative performance was also hindered by poor stock selection in the energy sector. Energy stocks as a whole performed well, buoyed by rising oil prices. The Fund’s holdings in this area delivered strong absolute returns but trailed the sector average. The majority of the Fund’s underperformance over the past year can be attributed to an avoidance of ExxonMobil, a large constituent of the S&P 500 that saw its stock price skyrocket as a result of better-than-expected earnings.

•	The Fund benefited from strong stock selection in the consumer staples sector. Standout names in this area included consumer products company Altria Group Inc. and CVS Corp. The Fund also saw strength from its position in Kellogg Company.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (12/28/94)
PEA Growth & Income Class A	5.55%	-2.81%	11.17%	12.26%
PEA Growth & Income Class A (adjusted)	-0.25%	-3.90%	10.55%	11.65%
PEA Growth & Income Class B	4.77%	-3.55%	10.59%	11.70%
PEA Growth & Income Class B (adjusted)	-0.23%	-3.83%	10.59%	11.70%
PEA Growth & Income Class C (adjusted)	3.91%	-3.53%	10.36%	11.43%
S&P 500 Index	6.32%	-2.37%	9.94%	—
Lipper Large-Cap Core Fund Average	4.41%	-3.62%	8.15%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$990.70	$986.60	$987.80	$1,018.35	$1,014.68	$1,014.68
Expenses Paid During Period	$6.42	$10.05	$10.05	$6.51	$10.19	$10.19

For each class of the Fund, expenses are equal to the expense ratio for the class (1.30% for Class A, 2.04% for Class B, 2.04% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For period ended 06/30/05

	PEA Growth & Income Class A	PEA Growth & Income Class B	PEA Growth & Income Class C	S&P 500 Index
12/31/1994	9,450	10,000	10,000	10,000
01/31/1995	9,277	9,810	9,810	10,259
02/28/1995	9,803	10,360	10,360	10,659
03/31/1995	10,139	10,709	10,709	10,974
04/30/1995	10,277	10,849	10,849	11,297
05/31/1995	10,255	10,818	10,818	11,748
06/30/1995	11,034	11,634	11,634	12,021
07/31/1995	11,699	12,329	12,329	12,420
08/31/1995	11,696	12,316	12,316	12,451
09/30/1995	12,013	12,641	12,641	12,977
10/31/1995	12,183	12,812	12,812	12,930
11/30/1995	12,321	12,949	12,949	13,498
12/31/1995	12,397	13,022	13,022	13,758
01/31/1996	12,306	12,917	12,917	14,226
02/29/1996	12,699	13,323	13,323	14,358
03/31/1996	13,169	13,808	13,808	14,496
04/30/1996	13,891	14,556	14,556	14,710
05/31/1996	14,534	15,222	15,222	15,089
06/30/1996	14,181	14,843	14,843	15,147
07/31/1996	12,590	13,168	13,168	14,478
08/31/1996	13,330	13,935	13,935	14,783
09/30/1996	14,215	14,852	14,852	15,615
10/31/1996	14,211	14,837	14,837	16,046
11/30/1996	14,902	15,549	15,549	17,258
12/31/1996	14,486	15,104	15,104	16,917
01/31/1997	14,835	15,458	15,458	17,974
02/28/1997	14,202	14,788	14,788	18,114
03/31/1997	13,611	14,164	14,164	17,370
04/30/1997	13,959	14,519	14,519	18,407
05/31/1997	15,114	15,709	15,709	19,528
06/30/1997	15,484	16,084	16,084	20,403
07/31/1997	16,758	17,397	17,397	22,026
08/31/1997	17,062	17,700	17,700	20,792
09/30/1997	18,136	18,804	18,804	21,931
10/31/1997	16,918	17,529	17,529	21,198
11/30/1997	16,935	17,536	17,536	22,180
12/31/1997	16,770	17,356	17,356	22,560
01/31/1998	16,452	17,015	17,015	22,810
02/28/1998	17,862	18,463	18,463	24,455
03/31/1998	18,764	19,385	19,385	25,707
04/30/1998	19,428	20,057	20,057	25,966
05/31/1998	18,678	19,269	19,269	25,520
06/30/1998	20,114	20,739	20,739	26,556
07/31/1998	19,543	20,136	20,136	26,273
08/31/1998	16,268	16,747	16,747	22,475
09/30/1998	17,777	18,291	18,291	23,915
10/31/1998	17,905	18,410	18,410	25,860
11/30/1998	18,969	19,492	19,492	27,427
12/31/1998	21,702	22,288	22,288	29,008
01/31/1999	22,429	23,019	23,019	30,221
02/28/1999	20,956	21,493	21,493	29,281
03/31/1999	22,525	23,087	23,087	30,453
04/30/1999	23,703	24,281	24,281	31,632
05/31/1999	23,104	23,650	23,650	30,885
06/30/1999	24,686	25,255	25,255	32,600
07/31/1999	24,336	24,879	24,879	31,582
08/31/1999	24,545	25,078	25,078	31,425
09/30/1999	23,448	23,940	23,940	30,564
10/31/1999	25,089	25,601	25,601	32,498
11/30/1999	28,910	29,485	29,485	33,159
12/31/1999	32,822	33,456	33,456	35,112
01/31/2000	32,415	33,018	33,018	33,349
02/29/2000	37,588	38,271	38,271	32,717
03/31/2000	39,359	40,051	40,051	35,917
04/30/2000	37,166	37,796	37,796	34,837
05/31/2000	35,115	35,687	35,687	34,122
06/30/2000	36,716	37,293	37,293	34,963
07/31/2000	37,072	37,629	37,629	34,416
08/31/2000	40,323	40,902	40,902	36,554
09/30/2000	40,436	41,017	41,017	34,624
10/31/2000	39,587	40,127	40,127	34,478
11/30/2000	37,525	38,032	38,032	31,759
12/31/2000	39,149	39,614	39,641	31,915
01/31/2001	39,533	39,967	39,994	33,047
02/28/2001	36,070	36,490	36,474	30,034
03/31/2001	33,798	34,107	34,129	28,131
04/30/2001	36,762	37,115	37,139	30,317
05/31/2001	37,302	37,624	37,648	30,520
06/30/2001	35,414	35,709	35,694	29,777
07/31/2001	33,800	34,066	34,052	29,484
08/31/2001	31,180	31,409	31,433	27,639
09/30/2001	27,601	27,775	27,797	25,407
10/31/2001	27,794	27,969	27,991	25,891
11/30/2001	28,911	29,063	29,046	27,878
12/31/2001	29,406	29,537	29,531	28,122
01/31/2002	28,903	29,031	29,024	27,711
02/28/2002	28,865	28,994	28,945	27,177
03/31/2002	29,832	29,965	29,924	28,199
04/30/2002	29,059	29,189	29,140	26,490
05/31/2002	28,827	28,955	28,903	26,294
06/30/2002	26,971	27,091	26,984	24,421
07/31/2002	24,727	24,837	24,753	22,518
08/31/2002	25,036	25,147	25,027	22,667
09/30/2002	22,868	22,969	22,835	20,203
10/31/2002	23,448	23,553	23,422	21,982
11/30/2002	24,222	24,330	24,167	23,274
12/31/2002	23,503	23,608	23,442	21,907
01/31/2003	22,875	22,977	22,809	21,333
02/28/2003	22,484	22,584	22,373	21,013
03/31/2003	22,529	22,629	22,451	21,216
04/30/2003	23,978	24,085	23,834	22,965
05/31/2003	24,958	25,070	24,824	24,174
06/30/2003	25,575	25,689	25,409	24,483
07/31/2003	26,204	26,321	26,004	24,914
08/31/2003	26,479	26,597	26,282	25,400
09/30/2003	26,341	26,459	26,106	25,131
10/31/2003	27,917	28,041	27,652	26,552
11/30/2003	28,310	28,436	28,047	26,786
12/31/2003	29,938	30,072	29,635	28,191
01/31/2004	30,414	30,550	30,073	28,708
02/29/2004	30,968	31,106	30,629	29,107
03/31/2004	30,865	31,003	30,467	28,668
04/30/2004	29,356	29,487	28,953	28,218
05/31/2004	29,515	29,646	29,112	28,605
06/30/2004	30,173	30,307	29,712	29,161
07/31/2004	29,298	29,428	28,874	28,196
08/31/2004	29,219	29,349	28,756	28,310
09/30/2004	29,648	29,780	29,193	28,617
10/31/2004	29,847	29,980	29,353	29,054
11/30/2004	31,044	31,182	30,548	30,230
12/31/2004	32,146	32,289	31,553	31,258
01/31/2005	31,586	31,727	30,994	30,496
02/28/2005	32,026	32,168	31,435	31,138
03/31/2005	31,379	31,518	30,765	30,587
04/30/2005	30,858	30,995	30,205	30,007
05/31/2005	31,660	31,801	31,006	30,962
06/30/2005	31,847	31,989	31,173	31,005

Sector Breakdown *

Short-Term Instruments	21.5%
Financial & Business Services	17.1%
Technology	13.4%
Healthcare	10.4%
Energy	8.0%
Capital Goods	7.6%
Consumer Discretionary	5.5%
Consumer Staples	5.4%
Consumer Services	5.3%
Other	5.8%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  17

A GROWTH STOCK FUND

PEA Opportunity Fund

•	PEA Opportunity Fund seeks capital appreciation, without consideration for income, by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion at the time of investment.

•	The Fund’s Class A Shares returned 5.72% for the year ended June 30, 2005. This return exceeded the 4.28% return of the Fund’s benchmark, the Russell 2000 Growth Index.

•	The U.S. stock market as a whole produced moderate returns amidst continued volatility. Investors distracted by high oil prices, the threat of inflation and signs of slowing economic growth remained generally risk-averse, favoring value over growth. Small-cap stocks outperformed large-caps for much of the reporting period.

•	The Fund’s strong relative performance was due in part to stock selection in the consumer discretionary sector. Standout names in this area included Tempur-Pedic International Inc., a textiles company best known for its pillows, mattresses and adjustable beds. The Fund also saw a substantial contribution from its position in Pinnacle Entertainment Inc., a casino operator with facilities in the United States and Argentina.

•	Relative performance was also helped by strong stock selection in information technology. In general, technology struggled over the 12-month period, posting disappointing returns. The Fund’s holdings surpassed this average, including solid returns from Microsemi Corp. and Sapient Corp.

•	Relative performance was hindered by poor stock selection in the energy sector. Energy stocks as a whole performed well, buoyed by rising oil prices. The Fund’s holdings in this area delivered strong absolute returns but trailed the sector average. These holdings included Grant Prideco Inc. and OMI Corp.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (02/24/84)
PEA Opportunity Class A	5.72%	-2.84%	6.42%	13.71%
PEA Opportunity Class A (adjusted)	-0.10%	-3.94%	5.82%	13.41%
PEA Opportunity Class B	4.91%	-3.56%	5.88%	13.43%
PEA Opportunity Class B (adjusted)	-0.09%	-3.87%	5.88%	13.43%
PEA Opportunity Class C (adjusted)	3.91%	-3.57%	5.64%	12.88%
Russell 2000 Growth Index	4.28%	-4.51%	5.16%	—
Lipper Small-Cap Growth Fund Average	5.42%	-3.57%	8.70%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$979.30	$975.20	$975.80	$1,018.35	$1,014.63	$1,014.63
Expenses Paid During Period	$6.38	$10.04	$10.04	$6.51	$10.24	$10.24

For each class of the Fund, expenses are equal to the expense ratio for the class (1.30% for Class A, 2.05% for Class B, 2.05% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	PEA Opportunity Class A	PEA Opportunity Class B	PEA Opportunity Class C	Russell 2000 Growth Index
02/29/1984	9,450	10,000	10,000	10,000
03/31/1984	9,087	9,610	9,610	9,951
04/30/1984	9,246	9,771	9,771	9,887
05/31/1984	8,981	9,486	9,486	9,312
06/30/1984	9,275	9,791	9,790	9,647
07/31/1984	9,046	9,542	9,542	9,058
08/31/1984	10,520	11,091	11,091	10,267
09/30/1984	10,136	10,679	10,680	9,987
10/31/1984	10,034	10,564	10,564	9,706
11/30/1984	9,642	10,144	10,145	9,285
12/31/1984	10,143	10,665	10,666	9,440
01/31/1985	11,884	12,489	12,490	10,798
02/28/1985	12,135	12,745	12,746	11,155
03/31/1985	11,570	12,143	12,145	10,873
04/30/1985	11,361	11,916	11,918	10,660
05/31/1985	11,829	12,399	12,401	11,111
06/30/1985	12,100	12,675	12,677	11,217
07/31/1985	12,380	12,960	12,963	11,557
08/31/1985	12,030	12,586	12,588	11,381
09/30/1985	11,350	11,866	11,869	10,557
10/31/1985	11,700	12,224	12,227	11,001
11/30/1985	12,565	13,120	13,123	11,802
12/31/1985	13,269	13,847	13,850	12,363
01/31/1986	13,338	13,911	13,914	12,645
02/28/1986	14,194	14,795	14,799	13,578
03/31/1986	14,850	15,470	15,474	14,195
04/30/1986	15,325	15,954	15,959	14,542
05/31/1986	16,068	16,718	16,723	15,075
06/30/1986	16,322	16,971	16,976	15,124
07/31/1986	14,515	15,082	15,086	13,498
08/31/1986	14,646	15,209	15,213	13,789
09/30/1986	13,405	13,910	13,914	12,666
10/31/1986	13,840	14,352	14,357	13,310
11/30/1986	14,096	14,609	14,613	13,251
12/31/1986	13,970	14,469	14,473	12,806
01/31/1987	15,566	16,113	16,118	14,454
02/28/1987	17,050	17,640	17,645	15,853
03/31/1987	17,726	18,328	18,333	16,288
04/30/1987	17,286	17,862	17,867	15,784
05/31/1987	17,105	17,664	17,669	15,673
06/30/1987	17,398	17,956	17,960	16,061
07/31/1987	18,053	18,620	18,625	16,446
08/31/1987	19,037	19,622	19,628	16,921
09/30/1987	18,935	19,506	19,511	16,583
10/31/1987	14,011	14,423	14,427	11,119
11/30/1987	13,170	13,549	13,552	10,384
12/31/1987	14,975	15,397	15,400	11,464
01/31/1988	14,883	15,292	15,295	11,688
02/29/1988	16,044	16,476	16,480	12,776
03/31/1988	16,682	17,120	17,125	13,460
04/30/1988	17,160	17,599	17,605	13,786
05/31/1988	16,513	16,925	16,930	13,331
06/30/1988	18,103	18,545	18,549	14,315
07/31/1988	17,207	17,616	17,620	14,049
08/31/1988	16,734	17,121	17,125	13,538
09/30/1988	17,360	17,751	17,755	13,921
10/31/1988	16,932	17,302	17,305	13,690
11/30/1988	16,634	16,987	16,990	13,156
12/31/1988	17,202	17,556	17,559	13,800
01/31/1989	18,183	18,546	18,549	14,389
02/28/1989	17,973	18,322	18,324	14,424
03/31/1989	18,705	19,056	19,059	14,824
04/30/1989	20,026	20,390	20,394	15,563
05/31/1989	21,453	21,830	21,833	16,309
06/30/1989	20,729	21,081	21,083	15,783
07/31/1989	22,379	22,747	22,748	16,523
08/31/1989	23,101	23,465	23,468	16,998
09/30/1989	23,307	23,660	23,663	17,193
10/31/1989	21,949	22,267	22,268	16,253
11/30/1989	22,406	22,716	22,718	16,397
12/31/1989	22,641	22,941	22,942	16,583
01/31/1990	20,588	20,847	20,848	14,871
02/28/1990	21,251	21,505	21,506	15,435
03/31/1990	22,133	22,385	22,385	16,142
04/30/1990	21,662	21,895	21,895	15,663
05/31/1990	23,681	23,922	23,922	17,060
06/30/1990	24,181	24,413	24,412	17,161
07/31/1990	23,979	24,193	24,192	16,382
08/31/1990	21,164	21,338	21,337	14,010
09/30/1990	20,004	20,156	20,155	12,683
10/31/1990	19,330	19,463	19,462	11,972
11/30/1990	20,835	20,967	20,966	13,072
12/31/1990	21,150	21,259	21,257	13,696
01/31/1991	23,175	23,278	23,277	14,982
02/28/1991	24,750	24,845	24,844	16,703
03/31/1991	27,260	27,364	27,351	17,880
04/30/1991	26,637	26,738	26,724	17,667
05/31/1991	29,302	29,414	29,405	18,520
06/30/1991	26,515	26,617	26,585	17,260
07/31/1991	28,800	28,910	28,866	18,042
08/31/1991	30,392	30,508	30,450	18,838
09/30/1991	31,067	31,186	31,112	19,122
10/31/1991	32,850	32,976	32,871	19,937
11/30/1991	30,652	30,769	30,660	18,897
12/31/1991	35,710	35,847	35,732	20,706
01/31/1992	38,434	38,581	38,415	22,332
02/29/1992	39,805	39,957	39,757	22,571
03/31/1992	38,453	38,600	38,396	21,273
04/30/1992	36,338	36,477	36,249	20,038
05/31/1992	36,681	36,822	36,575	19,993
06/30/1992	35,824	35,961	35,693	18,718
07/31/1992	37,252	37,395	37,074	19,305
08/31/1992	35,748	35,885	35,559	18,562
09/30/1992	37,786	37,931	37,571	19,080
10/31/1992	39,843	39,995	39,584	19,865
11/30/1992	43,157	43,322	42,842	21,719
12/31/1992	46,271	46,448	45,900	22,315
01/31/1993	49,141	49,329	48,711	22,592
02/28/1993	46,541	46,719	46,133	21,365
03/31/1993	49,912	50,102	49,429	21,915
04/30/1993	48,236	48,421	47,743	21,220
05/31/1993	52,472	52,673	51,930	22,492
06/30/1993	55,245	55,456	54,624	22,546
07/31/1993	57,227	57,446	56,542	22,772
08/31/1993	61,097	61,331	60,342	23,863
09/30/1993	64,371	64,617	63,520	24,651
10/31/1993	63,966	64,210	63,094	25,364
11/30/1993	60,653	60,885	59,799	24,337
12/31/1993	63,452	63,695	62,499	25,299
01/31/1994	65,907	66,159	64,890	25,974
02/28/1994	64,327	64,573	63,296	25,860
03/31/1994	59,376	59,604	58,366	24,268
04/30/1994	59,419	59,646	58,387	24,305
05/31/1994	56,319	56,534	55,302	23,762
06/30/1994	51,429	51,626	50,456	22,739
07/31/1994	54,571	54,779	53,518	23,064
08/31/1994	58,835	59,060	57,651	24,758
09/30/1994	60,063	60,293	58,826	24,863
10/31/1994	63,205	63,447	61,867	25,131
11/30/1994	59,813	60,042	58,511	24,114
12/31/1994	60,895	61,128	59,538	24,685
01/31/1995	58,942	59,168	57,566	24,183
02/28/1995	62,206	62,444	60,729	25,298
03/31/1995	65,383	65,633	63,805	26,038
04/30/1995	67,272	67,530	65,604	26,431
05/31/1995	68,624	68,887	66,860	26,776
06/30/1995	75,042	75,329	73,077	28,622
07/31/1995	82,125	82,439	79,945	30,852
08/31/1995	81,223	81,534	79,012	31,233
09/30/1995	83,885	84,206	81,548	31,876
10/31/1995	81,182	81,492	78,860	30,308
11/30/1995	84,917	85,241	82,436	31,646
12/31/1995	86,817	87,149	84,261	32,348
01/31/1996	82,750	83,067	80,227	32,080
02/29/1996	86,630	86,962	83,965	33,542
03/31/1996	90,138	90,483	87,323	34,206
04/30/1996	99,173	99,552	95,989	36,832
05/31/1996	105,868	106,273	102,407	38,720
06/30/1996	100,021	100,403	96,693	36,204
07/31/1996	87,822	88,158	84,859	31,785
08/31/1996	92,339	92,692	89,164	34,138
09/30/1996	99,274	99,654	95,797	35,896
10/31/1996	93,137	93,494	89,814	34,347
11/30/1996	93,776	94,135	90,357	35,302
12/31/1996	97,593	97,966	93,990	35,991
01/31/1997	94,018	94,378	90,472	36,890
02/28/1997	84,524	84,847	81,311	34,662
03/31/1997	77,712	78,010	74,685	32,216
04/30/1997	76,017	76,308	73,006	31,843
05/31/1997	87,239	87,573	83,753	36,629
06/30/1997	90,477	90,823	86,796	37,871
07/31/1997	93,591	93,949	89,744	39,812
08/31/1997	97,383	97,755	93,294	41,007
09/30/1997	104,598	104,998	100,173	44,279
10/31/1997	96,674	97,043	92,502	41,619
11/30/1997	93,068	93,424	89,015	40,627
12/31/1997	93,658	94,016	89,526	40,650
01/31/1998	92,078	92,431	87,929	40,108
02/28/1998	101,581	101,970	96,970	43,649
03/31/1998	105,199	105,601	100,336	45,479
04/30/1998	104,706	105,107	99,825	45,758
05/31/1998	98,524	98,901	93,876	42,434
06/30/1998	103,029	103,424	98,091	42,867
07/31/1998	94,179	94,540	89,626	39,288
08/31/1998	70,964	71,236	67,497	30,218
09/30/1998	76,584	76,877	72,796	33,282
10/31/1998	79,908	80,214	75,890	35,018
11/30/1998	86,453	86,783	82,075	37,735
12/31/1998	95,522	95,887	90,676	41,150
01/31/1999	100,087	100,470	94,983	43,000
02/28/1999	88,447	88,786	83,851	39,067
03/31/1999	94,524	94,885	89,545	40,458
04/30/1999	100,923	101,309	95,526	44,031
05/31/1999	99,530	99,911	94,189	44,101
06/30/1999	107,114	107,524	101,215	46,424
07/31/1999	107,746	108,159	101,803	44,989
08/31/1999	105,602	106,006	99,756	43,306
09/30/1999	108,147	108,561	102,061	44,141
10/31/1999	112,679	113,110	106,286	45,272
11/30/1999	126,899	127,384	119,593	50,059
12/31/1999	157,659	158,262	148,702	58,882
01/31/2000	158,684	159,291	149,535	58,334
02/29/2000	203,781	204,561	191,943	71,906
03/31/2000	190,128	190,855	178,910	64,348
04/30/2000	155,145	155,738	145,972	57,851
05/31/2000	139,909	140,445	131,477	52,785
06/30/2000	161,483	162,101	151,712	59,604
07/31/2000	150,389	150,965	141,183	54,496
08/31/2000	173,188	173,851	162,473	60,228
09/30/2000	166,642	167,279	156,234	57,236
10/31/2000	152,777	153,362	143,189	52,590
11/30/2000	120,159	120,619	112,532	43,041
12/31/2000	136,068	136,589	127,364	45,675
01/31/2001	135,565	136,084	126,791	49,372
02/28/2001	113,265	113,698	105,870	42,604
03/31/2001	101,293	101,680	94,595	38,731
04/30/2001	115,281	115,722	107,592	43,472
05/31/2001	116,860	117,307	109,023	44,479
06/30/2001	120,004	120,463	111,880	45,692
07/31/2001	113,140	113,573	105,458	41,794
08/31/2001	103,874	104,271	96,673	39,184
09/30/2001	82,839	83,156	77,107	32,862
10/31/2001	94,876	95,239	88,241	36,023
11/30/2001	103,509	103,905	96,165	39,030
12/31/2001	112,515	112,945	104,522	41,460
01/31/2002	110,242	110,664	102,379	39,985
02/28/2002	102,933	103,327	95,530	37,397
03/31/2002	113,772	114,207	105,522	40,648
04/30/2002	109,551	109,970	101,523	39,768
05/31/2002	101,608	101,997	94,101	37,443
06/30/2002	94,557	94,918	87,533	34,268
07/31/2002	76,600	76,893	70,823	29,001
08/31/2002	76,156	76,447	70,391	28,988
09/30/2002	71,876	72,151	66,393	26,894
10/31/2002	77,418	77,714	71,459	28,254
11/30/2002	83,720	84,040	77,240	31,055
12/31/2002	79,433	79,737	73,239	28,913
01/31/2003	78,234	78,533	72,096	28,128
02/28/2003	73,946	74,229	68,102	27,378
03/31/2003	74,198	74,482	68,245	27,792
04/30/2003	81,506	81,818	74,953	30,423
05/31/2003	92,339	92,692	84,877	33,851
06/30/2003	97,565	97,938	89,656	34,503
07/31/2003	105,312	105,715	96,649	37,112
08/31/2003	109,661	110,081	100,573	39,105
09/30/2003	107,895	108,308	98,934	38,115
10/31/2003	121,436	121,901	111,281	41,408
11/30/2003	126,160	126,643	115,565	42,758
12/31/2003	127,169	127,656	116,351	42,949
01/31/2004	133,337	133,847	121,924	45,205
02/29/2004	133,964	134,476	122,424	45,135
03/31/2004	132,892	133,401	121,420	45,346
04/30/2004	125,145	125,623	114,208	43,070
05/31/2004	127,159	127,646	115,989	43,927
06/30/2004	132,195	132,701	120,559	45,388
07/31/2004	122,809	123,279	111,927	41,314
08/31/2004	117,897	118,348	107,361	40,425
09/30/2004	124,699	125,176	113,426	42,660
10/31/2004	127,530	128,018	116,001	43,697
11/30/2004	136,279	136,800	123,924	47,390
12/31/2004	142,697	143,243	129,637	49,093
01/31/2005	135,391	135,909	122,922	46,884
02/28/2005	138,289	138,818	125,417	47,527
03/31/2005	134,569	135,083	122,056	45,744
04/30/2005	124,678	125,155	112,987	42,835
05/31/2005	132,869	133,377	120,343	45,855
06/30/2005	139,738	140,273	126,480	47,335

Sector Breakdown *

Technology	25.6%
Short-Term Instruments	18.7%
Consumer Services	18.5%
Healthcare	14.6%
Energy	5.8%
Consumer Discretionary	5.2%
Other	11.6%

*	% of total investments as of June 30, 2005

18  Allianz Funds Annual Report  |  06.30.05

A GROWTH STOCK FUND

PEA Target Fund

•	PEA Target Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations between $1 billion and $10 billion at the time of investment.

•	The Fund’s Class A Shares returned 3.90% for the year ended June 30, 2005. This return trailed the 10.85% return of the Fund’s benchmark, the Russell Mid-Cap Growth Index.

•	The U.S. stock market as a whole produced moderate returns amidst continued volatility. Investors distracted by high oil prices, the threat of inflation and signs of slowing economic growth remained generally risk-averse, favoring value over growth. Small-cap stocks outperformed large-caps for much of the reporting period.

•	The Fund underperformed its benchmark for the reporting period. This performance can be traced in part to the Fund’s overweight exposure and poor stock selection in information technology. Technology was the worst performing market sector for the 12-month period. Disappointing Fund holdings in this area included Avaya Inc., a processing systems company, and Tibco Software Inc., a business software and services firm.

•	Relative performance was also hurt by stock selection in the healthcare sector. For example, Fund holdings Medicis Pharmaceutical Group and Eon Labs Inc. lost value and were subsequently sold out of the portfolio.

•	The Fund benefited from strong stock selection in the financial industry. Several names that contributed to relative return included Legg Mason Inc., Ameritrade Holding Corp. and the Chicago Mercantile Exchange Holdings Inc.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (12/17/92)
PEA Target Class A	3.90%	-7.77%	10.23%	11.85%
PEA Target Class A (adjusted)	-1.81%	-8.81%	9.61%	11.34%
PEA Target Class B	3.19%	-8.45%	9.70%	11.38%
PEA Target Class B (adjusted)	-1.81%	-8.77%	9.70%	11.38%
PEA Target Class C (adjusted)	2.12%	-8.46%	9.46%	11.05%
Russell Mid-Cap Growth Index	10.85%	-5.23%	9.44%	—
Lipper Mid-Cap Growth Fund Average	7.81%	-5.05%	8.22%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$973.80	$970.70	$970.00	$1,018.84	$1,015.12	$1,015.12
Expenses Paid During Period	$5.87	$9.53	$9.52	$6.01	$9.74	$9.74

For each class of the Fund, expenses are equal to the expense ratio for the class (1.20% for Class A, 1.95% for Class B, 1.95% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	PEA Target Class A	PEA Target Class B	PEA Target Class C	Russell Mid-Cap Growth Index
12/31/1992	9,450	10,000	10,000	10,000
01/31/1993	9,572	10,119	10,119	10,118
02/28/1993	9,515	10,049	10,049	9,806
03/31/1993	9,983	10,544	10,544	10,091
04/30/1993	9,749	10,287	10,287	9,676
05/31/1993	10,375	10,950	10,950	10,133
06/30/1993	10,674	11,256	11,256	10,091
07/31/1993	10,964	11,543	11,543	10,059
08/31/1993	11,759	12,374	12,374	10,643
09/30/1993	11,890	12,512	12,512	10,771
10/31/1993	11,983	12,591	12,591	10,944
11/30/1993	11,403	11,978	11,978	10,689
12/31/1993	11,860	12,452	12,452	11,118
01/31/1994	12,162	12,762	12,762	11,404
02/28/1994	11,945	12,522	12,522	11,306
03/31/1994	11,568	12,123	12,123	10,773
04/30/1994	11,842	12,402	12,402	10,747
05/31/1994	11,606	12,142	12,142	10,764
06/30/1994	11,181	11,693	11,693	10,301
07/31/1994	11,870	12,412	12,412	10,586
08/31/1994	12,540	13,101	13,101	11,217
09/30/1994	12,389	12,931	12,931	11,032
10/31/1994	12,634	13,181	13,181	11,223
11/30/1994	12,181	12,702	12,702	10,728
12/31/1994	12,318	12,837	12,837	10,878
01/31/1995	12,080	12,584	12,584	11,009
02/28/1995	12,777	13,292	13,292	11,594
03/31/1995	13,226	13,758	13,758	12,054
04/30/1995	13,379	13,909	13,909	12,156
05/31/1995	13,341	13,859	13,859	12,455
06/30/1995	14,354	14,901	14,901	13,021
07/31/1995	15,291	15,872	15,872	13,840
08/31/1995	15,252	15,811	15,811	13,993
09/30/1995	15,673	16,246	16,236	14,305
10/31/1995	15,893	16,459	16,459	13,943
11/30/1995	16,065	16,621	16,621	14,566
12/31/1995	16,167	16,728	16,728	14,573
01/31/1996	16,007	16,547	16,547	14,831
02/29/1996	16,540	17,090	17,090	15,392
03/31/1996	17,020	17,566	17,566	15,514
04/30/1996	17,789	18,359	18,347	16,263
05/31/1996	18,706	19,299	19,287	16,595
06/30/1996	18,354	18,914	18,914	16,093
07/31/1996	16,295	16,785	16,784	14,845
08/31/1996	17,117	17,611	17,611	15,648
09/30/1996	18,258	18,778	18,778	16,641
10/31/1996	18,280	18,789	18,778	16,447
11/30/1996	19,016	19,525	19,525	17,415
12/31/1996	18,853	19,350	19,350	17,123
01/31/1997	19,457	19,955	19,955	17,880
02/28/1997	18,624	19,093	19,093	17,486
03/31/1997	17,936	18,385	18,372	16,498
04/30/1997	18,141	18,578	18,565	16,902
05/31/1997	19,650	20,109	20,109	18,417
06/30/1997	20,302	20,765	20,753	18,927
07/31/1997	21,702	22,181	22,181	20,738
08/31/1997	22,172	22,644	22,631	20,535
09/30/1997	23,416	23,905	23,892	21,574
10/31/1997	22,136	22,580	22,579	20,493
11/30/1997	22,100	22,528	22,528	20,709
12/31/1997	21,941	22,338	22,338	20,980
01/31/1998	21,450	21,842	21,825	20,602
02/28/1998	23,270	23,673	23,673	22,539
03/31/1998	24,521	24,923	24,923	23,483
04/30/1998	25,328	25,745	25,744	23,803
05/31/1998	24,204	24,581	24,580	22,824
06/30/1998	25,882	26,258	26,258	23,470
07/31/1998	24,995	25,350	25,349	22,466
08/31/1998	20,546	20,814	20,814	18,177
09/30/1998	22,477	22,784	22,767	19,551
10/31/1998	22,587	22,852	22,853	20,990
11/30/1998	23,949	24,221	24,222	22,407
12/31/1998	27,237	27,537	27,538	24,728
01/31/1999	27,643	27,941	27,943	25,470
02/28/1999	26,106	26,363	26,344	24,225
03/31/1999	27,610	27,868	27,867	25,574
04/30/1999	28,405	28,640	28,639	26,740
05/31/1999	27,610	27,832	27,814	26,395
06/30/1999	29,943	30,181	30,165	28,238
07/31/1999	29,487	29,686	29,688	27,340
08/31/1999	29,944	30,146	30,148	27,055
09/30/1999	29,588	29,761	29,762	26,825
10/31/1999	32,361	32,531	32,515	28,899
11/30/1999	37,127	37,287	37,289	31,893
12/31/1999	45,288	45,453	45,455	37,417
01/31/2000	46,533	46,703	46,696	37,409
02/29/2000	63,504	63,736	63,674	45,273
03/31/2000	61,180	61,403	61,293	45,318
04/30/2000	55,209	55,410	55,525	40,918
05/31/2000	50,212	50,396	50,478	37,935
06/30/2000	57,001	57,209	57,247	41,960
07/31/2000	57,257	57,467	57,487	39,303
08/31/2000	66,430	66,673	66,639	45,230
09/30/2000	63,627	63,859	63,794	43,019
10/31/2000	56,927	57,135	57,045	40,076
11/30/2000	45,484	45,651	45,550	31,368
12/31/2000	49,669	49,851	49,704	33,021
01/31/2001	48,666	48,844	48,685	34,906
02/28/2001	42,120	42,274	42,103	28,867
03/31/2001	36,855	36,990	36,823	24,737
04/30/2001	41,245	41,395	41,180	28,860
05/31/2001	41,203	41,354	41,110	28,724
06/30/2001	41,162	41,313	41,040	28,739
07/31/2001	38,989	39,131	38,836	26,802
08/31/2001	35,577	35,707	35,426	24,859
09/30/2001	30,013	30,123	29,885	20,750
10/31/2001	31,655	31,770	31,472	22,930
11/30/2001	34,212	34,337	34,006	25,400
12/31/2001	35,447	35,577	35,213	26,365
01/31/2002	34,444	34,570	34,195	25,508
02/28/2002	31,544	31,659	31,282	24,062
03/31/2002	33,847	33,970	33,556	25,898
04/30/2002	32,781	32,900	32,466	24,528
05/31/2002	31,394	31,509	31,092	23,797
06/30/2002	28,390	28,493	28,086	21,170
07/31/2002	25,511	25,604	25,221	19,112
08/31/2002	25,128	25,220	24,843	19,045
09/30/2002	23,146	23,230	22,878	17,533
10/31/2002	24,190	24,278	23,873	18,892
11/30/2002	25,767	25,861	25,436	20,371
12/31/2002	23,826	23,913	23,518	19,141
01/31/2003	23,998	24,086	23,660	18,953
02/28/2003	23,679	23,765	23,328	18,788
03/31/2003	23,679	23,765	23,305	19,138
04/30/2003	25,320	25,412	24,915	20,441
05/31/2003	27,728	27,829	27,260	22,407
06/30/2003	28,432	28,536	27,922	22,728
07/31/2003	29,774	29,883	29,226	23,539
08/31/2003	31,331	31,446	30,743	24,836
09/30/2003	30,222	30,332	29,630	24,354
10/31/2003	33,120	33,241	32,448	26,317
11/30/2003	33,995	34,119	33,301	27,022
12/31/2003	34,124	34,248	33,395	27,317
01/31/2004	35,636	35,766	34,864	28,218
02/29/2004	36,444	36,578	35,621	28,693
03/31/2004	36,295	36,428	35,453	28,638
04/30/2004	34,909	35,036	34,102	27,830
05/31/2004	35,718	35,849	34,836	28,487
06/30/2004	36,594	36,727	35,689	28,940
07/31/2004	33,395	33,517	32,563	27,024
08/31/2004	32,797	32,917	31,947	26,692
09/30/2004	34,352	34,478	33,439	27,688
10/31/2004	35,523	35,653	34,553	28,626
11/30/2004	37,335	37,472	36,305	30,103
12/31/2004	39,041	39,184	37,938	31,545
01/31/2005	37,636	37,773	36,542	30,700
02/28/2005	38,148	38,287	37,017	31,477
03/31/2005	36,828	36,962	35,714	31,017
04/30/2005	34,633	34,759	33,561	29,789
05/31/2005	37,445	37,582	36,262	31,496
06/30/2005	38,022	38,161	36,806	32,081

Sector Breakdown *

Short-Term Instruments	23.1%
Technology	21.3%
Healthcare	17.1%
Consumer Services	9.1%
Financial & Business Services	8.0%
Consumer Discretionary	7.8%
Capital Goods	4.1%
Other	9.5%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  19

A GROWTH STOCK FUND

RCM Large-Cap Growth Fund

•	RCM Large-Cap Growth Fund seeks long-term capital appreciation by investing at least 80% of its assets in stocks of U.S. companies with market capitalizations of at least $3 billion.

•	The Fund’s Class A Shares returned 4.65% for the year ended June 30, 2005 to trail the 6.32% gain posted by the Fund’s benchmark, the S&P 500 Index.

•	The fourth quarter of calendar 2004 was the best quarter for stocks over the year. The overall equity market has remained relatively flat over the first half of 2005, as concerns about oil prices, slowing growth and rising interest rates combined to hold back returns.

•	The Fund’s technology stocks, notably Google and Apple, performed strongly. Google has nearly tripled since its IPO last year. While Google stands to benefit from one of the strongest secular trends in technology–the migration of advertising dollars to the internet–we recently trimmed the position on valuation concerns. Apple remains the market leader in digital music players. Importantly, we expect Apple to be able to increase market share with its innovative line of iMac computers as well.

•	Conversely, returns were held back by stocks in the industrial sector, including 3M and Tyco International. We sold both stocks from the portfolio. Tyco, for example, was not able to demonstrate promised improvements in free cash flow and growth rates. We were expecting better progress on restructuring.

•	The Fund finished the period with overweight allocations in technology, healthcare and consumer discretionary sectors. Major sector underweights were in financials and utilities.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (12/31/96)
RCM Large-Cap Growth Class A	4.65%	-7.86%	—	7.64%
RCM Large-Cap Growth Class A (adjusted)	-1.10%	-8.89%	—	6.92%
RCM Large-Cap Growth Class B	3.84%	-8.54%	—	6.88%
RCM Large-Cap Growth Class B (adjusted)	-1.16%	-8.90%	—	6.88%
RCM Large-Cap Growth Class C (adjusted)	2.83%	-8.54%	—	6.84%
S&P 500 Index	6.32%	-2.37%	—	—
Lipper Large-Cap Growth Fund Average	2.90%	-8.81%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,003.20	$1,000.00	$1,000.00	$1,019.09	$1,015.42	$1,015.42
Expenses Paid During Period	$5.71	$9.37	$9.37	$5.76	$9.44	$9.44

For each class of the Fund, expenses are equal to the expense ratio for the class (1.15% for Class A, 1.89% for Class B, 1.89% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	RCM Large-Cap Growth Class A	RCM Large-Cap Growth Class B	RCM Large-Cap Growth Class C	S&P 500 Index
12/31/1996	9,450	10,000	10,000	10,000
01/31/1997	10,051	10,630	10,630	10,625
02/28/1997	9,982	10,550	10,550	10,708
03/31/1997	9,364	9,891	9,891	10,268
04/30/1997	9,898	10,450	10,450	10,881
05/31/1997	10,659	11,246	11,246	11,544
06/30/1997	11,202	11,812	11,812	12,061
07/31/1997	12,273	12,933	12,933	13,020
08/31/1997	11,505	12,115	12,115	12,291
09/30/1997	12,462	13,116	13,116	12,964
10/31/1997	12,174	12,805	12,805	12,531
11/30/1997	12,368	13,000	13,000	13,111
12/31/1997	12,419	13,044	13,044	13,336
01/31/1998	12,790	13,426	13,426	13,484
02/28/1998	13,677	14,350	14,350	14,456
03/31/1998	14,415	15,115	15,115	15,197
04/30/1998	14,785	15,494	15,494	15,349
05/31/1998	14,334	15,012	15,012	15,086
06/30/1998	15,200	15,908	15,908	15,698
07/31/1998	15,233	15,934	15,934	15,531
08/31/1998	12,677	13,251	13,251	13,286
09/30/1998	13,799	14,415	14,415	14,137
10/31/1998	14,753	15,401	15,401	15,287
11/30/1998	15,803	16,489	16,489	16,213
12/31/1998	17,818	18,579	18,579	17,147
01/31/1999	19,169	19,977	19,977	17,864
02/28/1999	18,467	19,234	19,234	17,309
03/31/1999	20,081	20,903	20,903	18,002
04/30/1999	19,754	20,550	20,550	18,699
05/31/1999	18,985	19,738	19,738	18,258
06/30/1999	20,411	21,209	21,209	19,271
07/31/1999	19,929	20,695	20,695	18,669
08/31/1999	20,186	20,948	20,948	18,576
09/30/1999	20,003	20,745	20,745	18,068
10/31/1999	21,327	22,103	22,103	19,211
11/30/1999	22,639	23,449	23,449	19,601
12/31/1999	25,695	26,599	26,599	20,756
01/31/2000	25,173	26,040	26,040	19,714
02/29/2000	25,677	26,545	26,545	19,340
03/31/2000	27,512	28,425	28,425	21,232
04/30/2000	26,115	26,964	26,964	20,593
05/31/2000	24,961	25,756	25,756	20,171
06/30/2000	26,593	27,422	27,422	20,668
07/31/2000	26,234	27,033	27,033	20,345
08/31/2000	27,782	28,611	28,611	21,608
09/30/2000	26,387	27,158	27,158	20,468
10/31/2000	25,867	26,604	26,604	20,381
11/30/2000	23,482	24,135	24,135	18,774
12/31/2000	23,438	24,075	24,075	18,866
01/31/2001	23,651	24,277	24,277	19,535
02/28/2001	20,841	21,378	21,378	17,754
03/31/2001	18,947	19,422	19,422	16,629
04/30/2001	20,590	21,094	21,094	17,922
05/31/2001	20,540	21,031	21,031	18,042
06/30/2001	19,632	20,089	20,089	17,603
07/31/2001	19,084	19,516	19,516	17,429
08/31/2001	17,735	18,123	18,123	16,338
09/30/2001	16,760	17,115	17,115	15,019
10/31/2001	17,127	17,480	17,480	15,305
11/30/2001	18,281	18,648	18,648	16,479
12/31/2001	18,199	18,552	18,552	16,624
01/31/2002	17,597	17,927	17,927	16,381
02/28/2002	17,222	17,544	17,544	16,065
03/31/2002	17,609	17,924	17,924	16,670
04/30/2002	16,199	16,474	16,474	15,659
05/31/2002	15,949	16,207	16,207	15,544
06/30/2002	15,120	15,363	15,348	14,436
07/31/2002	14,415	14,645	14,630	13,311
08/31/2002	14,539	14,744	14,743	13,399
09/30/2002	13,157	13,349	13,335	11,943
10/31/2002	14,331	14,532	14,532	12,994
11/30/2002	14,594	14,784	14,772	13,758
12/31/2002	13,960	14,132	14,140	12,950
01/31/2003	13,586	13,738	13,745	12,611
02/28/2003	13,350	13,498	13,492	12,421
03/31/2003	13,669	13,808	13,816	12,542
04/30/2003	14,447	14,584	14,591	13,575
05/31/2003	14,988	15,121	15,127	14,290
06/30/2003	15,113	15,234	15,240	14,473
07/31/2003	15,279	15,390	15,396	14,728
08/31/2003	15,363	15,474	15,480	15,015
09/30/2003	15,266	15,361	15,367	14,856
10/31/2003	15,836	15,925	15,931	15,696
11/30/2003	15,877	15,968	15,973	15,834
12/31/2003	16,528	16,605	16,610	16,665
01/31/2004	16,751	16,829	16,836	16,970
02/29/2004	16,738	16,816	16,807	17,206
03/31/2004	16,612	16,690	16,666	16,947
04/30/2004	16,418	16,495	16,454	16,681
05/31/2004	16,598	16,676	16,624	16,910
06/30/2004	16,877	16,956	16,907	17,238
07/31/2004	15,986	16,035	15,990	16,668
08/31/2004	15,888	15,936	15,891	16,735
09/30/2004	16,097	16,134	16,088	16,917
10/31/2004	16,277	16,303	16,257	17,175
11/30/2004	17,014	17,025	16,976	17,870
12/31/2004	17,605	17,606	17,553	18,478
01/31/2005	17,341	17,336	17,286	18,028
02/28/2005	17,243	17,224	17,174	18,407
03/31/2005	17,035	16,996	16,962	18,081
04/30/2005	16,728	16,685	16,638	17,738
05/31/2005	17,620	17,563	17,512	18,302
06/30/2005	17,662	17,605	17,554	18,328

Sector Breakdown *

Technology	21.0%
Healthcare	18.2%
Short-Term Instruments	17.6%
Financial & Business Services	10.8%
Consumer Discretionary	9.9%
Consumer Services	5.5%
Energy	5.5%
Other	11.5%

*	% of total investments as of June 30, 2005

20  Allianz Funds Annual Report  |  06.30.05

A GROWTH STOCK FUND

RCM Mid-Cap Fund

•	RCM Mid-Cap Fund seeks long-term growth of capital by normally investing 80% of its assets in common stocks of small- to medium-sized U.S. companies.

•	The Fund’s Class A Shares returned 4.03% for the year ended June 30, 2005. This return trailed the 10.85% return of the Fund’s benchmark, the Russell Mid-Cap Growth Index.

•	The U.S. stock market delivered moderate returns for the fiscal year, largely due to gains in the fourth quarter of 2004. Changing investor sentiment led to increased volatility, with smaller-cap, higher beta stocks outperforming during certain months and value stocks outperforming during other months. At the end of the 12-month period, value stocks led growth stocks and small-caps led large-caps.

•	The Fund trailed its benchmark for the reporting period. This relative performance was partially due to an underweighting and poor stock selection in the consumer discretionary sector. The majority of the Fund’s holdings in this sector delivered positive returns, but did not keep pace with the benchmark.

•	Disappointing stock selection in healthcare also hurt the Fund’s relative performance. For example, Nektar Therapeutics lost ground during the year.

•	Relative performance was helped marginally by the strong stock selection in the telecommunication services sector. Specifically, Nextel Partners posted a double-digit return for the reporting period. Outside of materials, the Fund also saw standout performance from Hilton Hotels, JCPenney and Starwood Hotels.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (11/06/79)
RCM Mid-Cap Class A	4.03%	-8.95%	8.49%	14.83%
RCM Mid-Cap Class A (adjusted)	-1.69%	-9.97%	7.87%	14.57%
RCM Mid-Cap Class B	3.24%	-9.37%	7.99%	14.58%
RCM Mid-Cap Class B (adjusted)	-1.76%	-9.52%	7.99%	14.58%
RCM Mid-Cap Class C (adjusted)	1.83%	-9.44%	7.82%	14.07%
Russell Mid-Cap Growth Index	10.85%	-5.23%	9.44%	—
Lipper Mid-Cap Growth Fund Average	7.81%	-5.05%	8.22%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$973.60	$973.30	$969.50	$1,018.84	$1,015.17	$1,015.17
Expenses Paid During Period	$5.87	$9.49	$9.47	$6.01	$9.69	$9.69

For each class of the Fund, expenses are equal to the expense ratio for the class (1.20% for Class A, 1.94% for Class B, 1.94% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	RCM Mid- Cap Class A	RCM Mid- Cap Class B	RCM Mid- Cap Class C	Russell Mid- Cap Growth Index
11/30/1979	9,450	10,000	10,000	10,000
12/31/1979	9,741	10,303	10,303	10,388
01/31/1980	10,184	10,766	10,766	10,965
02/29/1980	9,800	10,353	10,353	10,721
03/31/1980	8,712	9,198	9,198	9,305
04/30/1980	9,098	9,600	9,600	9,906
05/31/1980	9,846	10,383	10,383	10,676
06/30/1980	10,258	10,812	10,812	11,194
07/31/1980	11,763	12,392	12,392	12,135
08/31/1980	12,371	13,025	13,025	12,452
09/30/1980	13,035	13,718	13,718	12,867
10/31/1980	13,467	14,164	14,164	13,003
11/30/1980	14,417	15,155	15,155	14,034
12/31/1980	14,167	14,882	14,882	13,764
01/31/1981	13,834	14,524	14,524	13,442
02/28/1981	12,741	13,367	13,367	13,680
03/31/1981	15,886	16,659	16,659	14,750
04/30/1981	16,373	17,158	17,158	14,819
05/31/1981	17,399	18,224	18,224	15,181
06/30/1981	16,743	17,526	17,526	14,903
07/31/1981	16,454	17,212	17,212	14,718
08/31/1981	15,657	16,369	16,369	13,879
09/30/1981	14,943	15,613	15,613	12,987
10/31/1981	16,352	17,075	17,075	13,883
11/30/1981	16,657	17,383	17,383	14,445
12/31/1981	16,387	17,091	17,091	14,093
01/31/1982	16,126	16,809	16,809	13,575
02/28/1982	15,759	16,417	16,417	12,998
03/31/1982	15,705	16,351	16,351	12,870
04/30/1982	16,782	17,463	17,463	13,484
05/31/1982	16,623	17,285	17,285	13,005
06/30/1982	16,553	17,202	17,202	12,655
07/31/1982	16,611	17,252	17,252	12,357
08/31/1982	17,981	18,665	18,665	13,843
09/30/1982	18,530	19,223	19,223	14,236
10/31/1982	20,824	21,591	21,591	16,140
11/30/1982	22,610	23,431	23,431	17,124
12/31/1982	23,027	23,848	23,848	17,371
01/31/1983	24,325	25,179	25,179	17,984
02/28/1983	25,923	26,818	26,818	18,606
03/31/1983	26,934	27,848	27,848	19,261
04/30/1983	29,243	30,218	30,218	20,465
05/31/1983	30,968	31,985	31,985	21,320
06/30/1983	32,225	33,265	33,265	22,096
07/31/1983	30,717	31,688	31,688	21,402
08/31/1983	30,008	30,937	30,937	21,268
09/30/1983	31,178	32,125	32,125	21,863
10/31/1983	29,806	30,692	30,692	21,015
11/30/1983	31,147	32,055	32,055	21,914
12/31/1983	30,615	31,488	31,488	21,509
01/31/1984	29,188	30,001	30,001	20,898
02/29/1984	27,685	28,441	28,441	19,767
03/31/1984	28,225	28,979	28,979	20,096
04/30/1984	28,329	29,069	29,069	19,874
05/31/1984	27,281	27,976	27,976	18,754
06/30/1984	28,495	29,204	29,204	19,339
07/31/1984	27,723	28,395	28,395	18,772
08/31/1984	30,373	31,092	31,092	21,117
09/30/1984	29,878	30,567	30,567	21,216
10/31/1984	29,833	30,503	30,503	21,299
11/30/1984	29,272	29,911	29,911	21,209
12/31/1984	29,706	30,336	30,336	21,816
01/31/1985	33,027	33,709	33,709	23,886
02/28/1985	34,358	35,051	35,051	24,314
03/31/1985	33,763	34,423	34,423	24,175
04/30/1985	33,162	33,790	33,790	24,105
05/31/1985	35,331	35,979	35,979	25,474
06/30/1985	36,038	36,677	36,677	26,093
07/31/1985	36,892	37,525	37,525	26,059
08/31/1985	36,386	36,988	36,988	25,950
09/30/1985	34,611	35,161	35,161	24,678
10/31/1985	36,116	36,669	36,669	25,957
11/30/1985	38,316	38,880	38,880	27,750
12/31/1985	39,791	40,354	40,354	28,799
01/31/1986	40,503	41,052	41,052	29,352
02/28/1986	43,419	43,987	43,987	31,941
03/31/1986	44,726	45,285	45,285	33,857
04/30/1986	45,388	45,928	45,928	34,226
05/31/1986	47,176	47,710	47,710	36,376
06/30/1986	46,275	46,770	46,770	36,940
07/31/1986	42,490	42,916	42,916	33,999
08/31/1986	44,054	44,470	44,470	35,543
09/30/1986	40,864	41,224	41,224	32,596
10/31/1986	43,296	43,652	43,652	34,565
11/30/1986	43,824	44,162	44,162	34,890
12/31/1986	43,280	43,588	43,588	33,854
01/31/1987	49,158	49,508	49,481	38,556
02/28/1987	52,928	53,305	53,252	41,429
03/31/1987	54,495	54,883	54,796	41,988
04/30/1987	53,956	54,339	54,221	40,896
05/31/1987	55,455	55,850	55,696	41,162
06/30/1987	57,663	58,073	57,884	42,846
07/31/1987	60,448	60,878	60,646	44,795
08/31/1987	62,872	63,319	63,041	46,645
09/30/1987	61,061	61,495	61,188	45,614
10/31/1987	44,068	44,381	44,122	33,084
11/30/1987	41,869	42,167	41,894	30,781
12/31/1987	47,781	48,120	47,785	34,789
01/31/1988	47,996	48,337	47,971	35,140
02/29/1988	52,291	52,663	52,240	38,022
03/31/1988	53,724	54,106	53,640	38,193
04/30/1988	54,567	54,956	54,450	38,407
05/31/1988	53,520	53,900	53,372	37,727
06/30/1988	57,486	57,894	57,295	40,579
07/31/1988	56,232	56,632	56,012	39,045
08/31/1988	54,838	55,228	54,589	37,558
09/30/1988	56,949	57,354	56,658	39,045
10/31/1988	56,300	56,700	55,978	38,811
11/30/1988	55,073	55,464	54,724	37,875
12/31/1988	57,468	57,877	57,072	39,284
01/31/1989	60,399	60,829	59,948	41,598
02/28/1989	59,862	60,287	59,385	41,257
03/31/1989	61,059	61,493	60,537	41,765
04/30/1989	64,692	65,152	64,102	44,145
05/31/1989	68,314	68,800	67,660	46,489
06/30/1989	65,800	66,268	65,130	45,866
07/31/1989	70,611	71,113	69,851	49,462
08/31/1989	73,647	74,171	72,813	51,376
09/30/1989	73,654	74,178	72,777	51,361
10/31/1989	70,406	70,907	69,524	49,219
11/30/1989	71,335	71,843	70,400	50,386
12/31/1989	72,555	73,071	71,561	51,661
01/31/1990	66,199	66,670	65,250	46,872
02/28/1990	68,556	69,044	67,540	47,837
03/31/1990	70,469	70,970	69,384	49,842
04/30/1990	68,799	69,288	67,698	48,461
05/31/1990	75,837	76,376	74,582	53,443
06/30/1990	76,542	77,086	75,239	54,105
07/31/1990	74,215	74,743	72,906	52,379
08/31/1990	66,660	67,134	65,441	46,288
09/30/1990	62,387	62,831	61,207	43,154
10/31/1990	61,077	61,511	59,885	42,347
11/30/1990	65,920	66,389	64,598	46,878
12/31/1990	69,216	69,709	67,789	49,006
01/31/1991	74,539	75,069	72,961	52,682
02/28/1991	81,203	81,781	79,440	57,318
03/31/1991	85,020	85,624	83,126	60,316
04/30/1991	84,484	85,085	82,552	59,779
05/31/1991	89,257	89,892	87,167	62,804
06/30/1991	84,812	85,415	82,774	59,381
07/31/1991	89,528	90,165	87,326	62,374
08/31/1991	92,348	93,005	90,025	64,326
09/30/1991	92,071	92,726	89,701	64,249
10/31/1991	94,851	95,526	92,356	65,688
11/30/1991	91,465	92,116	89,003	63,520
12/31/1991	102,112	102,838	99,310	72,051
01/31/1992	104,134	104,874	101,217	72,692
02/29/1992	105,508	106,259	102,492	72,852
03/31/1992	101,013	101,732	98,064	69,858
04/30/1992	98,963	99,667	96,015	68,524
05/31/1992	99,586	100,295	96,562	68,661
06/30/1992	94,906	95,581	91,975	66,622
07/31/1992	98,028	98,725	94,946	69,593
08/31/1992	95,940	96,623	92,867	68,681
09/30/1992	98,396	99,096	95,198	70,185
10/31/1992	101,968	102,693	98,596	72,298
11/30/1992	106,179	106,935	102,609	76,867
12/31/1992	108,738	109,512	105,021	78,343
01/31/1993	109,043	109,818	105,252	79,267
02/28/1993	105,782	106,535	102,052	76,826
03/31/1993	108,289	109,060	104,409	79,054
04/30/1993	105,062	105,810	101,235	75,805
05/31/1993	109,370	110,148	105,325	79,383
06/30/1993	109,720	110,500	105,610	79,057
07/31/1993	108,732	109,506	104,596	78,804
08/31/1993	114,060	114,872	109,658	83,383
09/30/1993	116,307	117,135	111,753	84,383
10/31/1993	117,470	118,306	112,803	85,742
11/30/1993	114,076	114,887	109,487	83,744
12/31/1993	119,802	120,654	114,906	87,102
01/31/1994	124,151	125,034	119,008	89,341
02/28/1994	123,133	124,009	117,973	88,573
03/31/1994	116,213	117,039	111,272	84,401
04/30/1994	117,259	118,093	112,207	84,198
05/31/1994	116,098	116,924	111,029	84,325
06/30/1994	112,917	113,720	107,931	80,699
07/31/1994	114,385	115,198	109,269	82,934
08/31/1994	121,831	122,698	116,317	87,877
09/30/1994	120,662	121,520	115,131	86,427
10/31/1994	122,592	123,464	116,904	87,922
11/30/1994	117,921	118,760	112,380	84,045
12/31/1994	120,103	120,957	114,391	85,221
01/31/1995	120,475	121,332	114,677	86,244
02/28/1995	125,487	126,380	119,379	90,832
03/31/1995	130,406	131,334	123,987	94,438
04/30/1995	130,849	131,780	124,334	95,231
05/31/1995	133,087	134,034	126,386	97,574
06/30/1995	139,688	140,682	132,579	102,014
07/31/1995	149,941	151,008	142,217	108,430
08/31/1995	152,130	153,212	144,208	109,623
09/30/1995	156,953	158,069	148,707	112,068
10/31/1995	154,002	155,098	145,822	109,232
11/30/1995	158,761	159,890	150,241	114,115
12/31/1995	160,809	161,953	152,089	114,172
01/31/1996	163,269	164,431	154,325	116,193
02/29/1996	171,318	172,537	161,856	120,585
03/31/1996	174,282	175,522	164,559	121,538
04/30/1996	181,480	182,771	171,273	127,408
05/31/1996	184,420	185,732	173,944	130,007
06/30/1996	176,582	177,838	166,447	126,081
07/31/1996	161,220	162,366	151,867	116,297
08/31/1996	169,587	170,793	159,657	122,589
09/30/1996	180,576	181,860	169,907	130,373
10/31/1996	180,666	181,951	169,890	128,848
11/30/1996	189,537	190,885	178,130	136,437
12/31/1996	190,523	191,878	178,949	134,145
01/31/1997	195,495	196,886	183,531	140,074
02/28/1997	186,190	187,514	174,703	136,992
03/31/1997	174,218	175,457	163,365	129,252
04/30/1997	177,720	178,984	166,550	132,419
05/31/1997	201,410	202,842	188,668	144,284
06/30/1997	206,666	208,136	193,498	148,280
07/31/1997	221,422	222,997	207,198	162,471
08/31/1997	218,965	220,522	204,773	160,879
09/30/1997	233,701	235,363	218,452	169,019
10/31/1997	219,655	221,218	205,192	160,551
11/30/1997	218,667	220,222	204,166	162,237
12/31/1997	222,712	224,296	207,821	164,362
01/31/1998	220,107	221,672	205,265	161,404
02/28/1998	243,614	245,347	227,064	176,576
03/31/1998	257,086	258,914	239,484	183,974
04/30/1998	261,970	263,834	243,915	186,476
05/31/1998	246,881	248,637	229,719	178,812
06/30/1998	255,695	257,513	237,782	183,872
07/31/1998	240,967	242,680	223,943	176,003
08/31/1998	189,183	190,528	175,683	142,404
09/30/1998	196,939	198,340	182,781	153,170
10/31/1998	216,436	217,976	200,766	164,443
11/30/1998	230,591	232,231	213,776	175,543
12/31/1998	254,988	256,801	236,265	193,729
01/31/1999	260,521	262,374	241,251	199,541
02/28/1999	246,974	248,731	228,561	189,783
03/31/1999	265,102	266,987	245,200	200,354
04/30/1999	279,311	281,298	258,196	209,490
05/31/1999	276,602	278,569	255,536	206,788
06/30/1999	296,434	298,543	273,705	221,222
07/31/1999	291,543	293,617	269,024	214,187
08/31/1999	287,083	289,124	264,747	211,959
09/30/1999	286,107	288,141	263,688	210,158
10/31/1999	312,829	315,054	288,158	226,403
11/30/1999	343,862	346,307	316,571	249,858
12/31/1999	406,479	409,370	374,028	293,134
01/31/2000	404,771	407,650	372,233	293,075
02/29/2000	528,227	531,984	485,541	354,679
03/31/2000	519,881	523,578	477,578	355,034
04/30/2000	466,021	469,336	427,814	320,560
05/31/2000	436,475	439,580	400,434	297,191
06/30/2000	504,085	507,671	462,221	328,723
07/31/2000	470,513	473,860	431,160	307,915
08/31/2000	558,264	562,235	511,312	354,349
09/30/2000	546,931	550,821	500,626	337,021
10/31/2000	491,637	495,133	449,712	313,969
11/30/2000	372,316	374,964	340,297	245,743
12/31/2000	409,474	412,386	374,055	258,694
01/31/2001	419,137	422,118	382,658	273,466
02/28/2001	353,836	356,352	322,849	226,156
03/31/2001	306,988	309,171	279,910	193,793
04/30/2001	357,211	359,752	325,535	226,098
05/31/2001	349,674	352,161	318,471	225,036
06/30/2001	340,932	343,357	310,350	225,148
07/31/2001	319,931	322,206	291,046	209,973
08/31/2001	297,727	299,845	270,673	194,750
09/30/2001	255,956	257,777	232,535	162,558
10/31/2001	277,892	279,868	252,324	179,643
11/30/2001	301,040	303,181	273,191	198,990
12/31/2001	307,031	309,214	278,464	206,552
01/31/2002	292,232	294,310	264,875	199,839
02/28/2002	276,305	278,270	250,412	188,508
03/31/2002	294,652	296,748	267,040	202,891
04/30/2002	277,533	279,507	251,525	192,158
05/31/2002	271,427	273,357	245,991	186,432
06/30/2002	243,307	245,038	221,613	165,850
07/31/2002	220,071	221,636	200,560	149,729
08/31/2002	215,186	216,716	196,128	149,205
09/30/2002	202,963	204,407	183,948	137,358
10/31/2002	220,073	221,638	199,455	148,004
11/30/2002	232,309	233,961	209,428	159,592
12/31/2002	222,529	224,111	201,679	149,953
01/31/2003	221,305	222,879	200,570	148,483
02/28/2003	217,631	219,179	197,240	147,192
03/31/2003	220,069	221,634	199,449	149,929
04/30/2003	229,840	231,474	208,305	160,140
05/31/2003	246,963	248,719	223,824	175,545
06/30/2003	249,408	251,182	226,040	178,055
07/31/2003	253,074	254,874	229,362	184,412
08/31/2003	264,083	265,961	239,340	194,573
09/30/2003	255,526	257,344	230,484	190,798
10/31/2003	270,194	272,115	243,783	206,177
11/30/2003	278,759	280,741	252,657	211,702
12/31/2003	283,637	285,654	255,992	214,010
01/31/2004	293,423	295,509	264,849	221,072
02/29/2004	298,323	300,445	269,272	224,786
03/31/2004	300,769	302,908	270,376	224,359
04/30/2004	293,430	295,517	263,725	218,032
05/31/2004	299,534	301,664	270,371	223,178
06/30/2004	303,188	305,344	273,696	226,726
07/31/2004	279,964	281,863	251,527	211,717
08/31/2004	273,860	275,690	245,993	209,113
09/30/2004	281,200	283,107	252,635	216,913
10/31/2004	293,432	294,233	263,726	224,266
11/30/2004	308,104	309,062	277,018	235,838
12/31/2004	324,002	323,897	290,314	247,135
01/31/2005	312,986	314,018	280,328	240,512
02/28/2005	312,986	312,793	279,206	246,596
03/31/2005	308,103	307,851	274,767	242,996
04/30/2005	294,639	294,244	262,567	233,373
05/31/2005	312,966	312,782	279,188	246,746
06/30/2005	315,407	315,253	281,393	251,335

Sector Breakdown *

Technology	20.5%
Healthcare	16.1%
Consumer Services	12.7%
Consumer Discretionary	11.3%
Short-Term Instruments	8.7%
Financial & Business Services	6.7%
Energy	6.5%
Other	17.5%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  21

A GROWTH STOCK FUND

RCM Targeted Core Growth Fund (Formerly RCM Tax-Managed Growth Fund)

•	RCM Targeted Core Growth Fund seeks after-tax growth of capital by investing in a broadly diversified portfolio of equity securities of U.S. companies.

•	The Fund’s Class A Shares returned -0.09% for the year ended June 30, 2005, to trail the 6.32% gain posted by the Fund’s benchmark, the S&P 500 Index.

•	Concerns about oil prices, slowing growth and rising interest rates, combined to cap equity market returns over the period. Changing investor sentiment led to frequent changes in market leadership between high beta and cyclical stocks and those with more stable, defensive traits.

•	Performance was hindered most by the Fund’s investment in healthcare companies. In February, Biogen-Idec announced it would voluntarily suspend distribution of its recently approved and promising Multiple Sclerosis drug, Tysabri, following complications in two patients being treated with the drug in clinical trials. Given the increased risk profile and uncertainty surrounding Tysabri’s future, we sold the stock.

•	In the consumer discretionary sector, Harley Davidson has one of the most respected brand names in motorcycles. The stock fell after a disappointing first quarter and downward revisions in sales expectations. We trimmed the stock and continue to monitor growth prospects and valuations.

•	Conversely, technology stocks added to returns. Google was a top contributor and continues to benefit from one of the strongest secular trends in technology–the migration of advertising dollars to the internet.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (12/30/98)
RCM Targeted Core Growth Class A	-0.09%	-7.16%	—	1.33%
RCM Targeted Core Growth Class A (adjusted)	-5.59%	-8.20%	—	0.45%
Class A Shares after taxes on distribution	-5.59%	-8.20%	—	0.35%
Class A Shares after distributions & sales of fund shares	-3.63%	-6.78%	—	0.33%
RCM Targeted Core Growth Class B	-0.85%	-7.86%	—	0.57%
RCM Targeted Core Growth Class B (adjusted)	-5.81%	-8.23%	—	0.57%
Class B Shares after taxes on distribution	-5.81%	-8.23%	—	0.47%
Class B Shares after distributions & sales of fund shares	-3.78%	-6.80%	—	0.43%
RCM Targeted Core Growth Class C (adjusted)	-1.84%	-7.84%	—	0.59%
Class C Shares after taxes on distribution	-1.84%	-7.84%	—	0.49%
Class C Shares after distributions & sales of fund shares	-1.20%	-6.49%	—	0.45%
S&P 500 Index	6.32%	-2.37%	—	—
Lipper Large-Cap Growth Fund Average	2.90%	-8.81%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$961.50	$958.80	$958.90	$1,018.35	$1,014.68	$1,014.68
Expenses Paid During Period	$6.32	$9.91	$9.91	$6.51	$10.19	$10.19

For each class of the Fund, expenses are equal to the expense ratio for the class (1.30% for Class A, 2.04% for Class B, 2.04% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	RCM Targeted Core Growth Class A	RCM Targeted Core Growth Class B	RCM Targeted Core Growth Class C	S&P 500 Index
12/30/1998	9,450	10,000	10,000	10,000
01/30/1999	10,196	10,783	10,783	10,418
02/28/1999	9,931	10,496	10,496	10,094
03/30/1999	10,969	11,587	11,587	10,498
04/30/1999	10,864	11,469	11,469	10,905
05/30/1999	10,513	11,091	11,091	10,647
06/30/1999	11,457	12,079	12,079	11,238
07/30/1999	11,126	11,722	11,722	10,887
08/30/1999	11,201	11,793	11,793	10,833
09/30/1999	10,907	11,477	11,477	10,537
10/30/1999	11,558	12,155	12,155	11,203
11/30/1999	12,341	12,970	12,970	11,431
12/30/1999	14,393	15,118	15,118	12,104
01/30/2000	14,065	14,764	14,764	11,497
02/29/2000	14,601	15,318	15,318	11,279
03/30/2000	15,646	16,404	16,404	12,382
04/30/2000	14,512	15,205	15,205	12,010
05/30/2000	13,878	14,530	14,530	11,763
06/30/2000	14,932	15,625	15,625	12,053
07/30/2000	14,547	15,213	15,213	11,865
08/30/2000	15,640	16,346	16,346	12,601
09/30/2000	14,919	15,583	15,583	11,936
10/30/2000	14,744	15,391	15,391	11,886
11/30/2000	13,046	13,607	13,607	10,949
12/30/2000	13,218	13,777	13,777	11,002
01/30/2001	13,284	13,838	13,838	11,393
02/28/2001	11,864	12,350	12,350	10,354
03/30/2001	10,798	11,234	11,234	9,698
04/30/2001	11,815	12,283	12,283	10,451
05/30/2001	11,766	12,224	12,224	10,522
06/30/2001	11,324	11,757	11,757	10,265
07/30/2001	10,882	11,290	11,290	10,164
08/30/2001	10,114	10,487	10,487	9,528
09/30/2001	9,461	9,804	9,804	8,759
10/30/2001	9,643	9,985	9,985	8,926
11/30/2001	10,390	10,752	10,752	9,610
12/30/2001	10,351	10,705	10,705	9,695
01/30/2002	10,100	10,439	10,439	9,553
02/28/2002	10,081	10,418	10,418	9,369
03/30/2002	10,254	10,587	10,587	9,721
04/30/2002	9,583	9,884	9,884	9,132
05/30/2002	9,535	9,835	9,835	9,065
06/30/2002	9,046	9,329	9,329	8,419
07/30/2002	8,710	8,973	8,973	7,763
08/30/2002	8,749	9,012	9,012	7,814
09/30/2002	8,058	8,290	8,290	6,965
10/30/2002	8,624	8,864	8,864	7,578
11/30/2002	8,729	8,973	8,973	8,023
12/30/2002	8,413	8,637	8,637	7,552
01/30/2003	8,193	8,409	8,409	7,354
02/28/2003	8,087	8,290	8,299	7,244
03/30/2003	8,192	8,399	8,398	7,314
04/30/2003	8,748	8,953	8,962	7,917
05/30/2003	9,054	9,270	9,270	8,334
06/30/2003	9,054	9,260	9,260	8,440
07/30/2003	9,217	9,428	9,428	8,589
08/30/2003	9,361	9,567	9,567	8,756
09/30/2003	9,246	9,438	9,448	8,663
10/30/2003	9,600	9,794	9,804	9,154
11/30/2003	9,696	9,884	9,894	9,234
12/30/2003	10,051	10,240	10,250	9,718
01/30/2004	10,243	10,429	10,438	9,897
02/29/2004	10,319	10,499	10,507	10,034
03/30/2004	10,127	10,300	10,310	9,883
04/30/2004	10,031	10,191	10,200	9,728
05/30/2004	10,098	10,260	10,260	9,861
06/30/2004	10,309	10,469	10,477	10,053
07/30/2004	9,850	9,993	10,001	9,720
08/30/2004	9,726	9,864	9,862	9,760
09/30/2004	9,879	10,013	10,011	9,865
10/30/2004	10,004	10,133	10,140	10,016
11/30/2004	10,378	10,499	10,506	10,421
12/30/2004	10,713	10,826	10,833	10,776
01/30/2005	10,426	10,539	10,536	10,513
02/28/2005	10,234	10,341	10,338	10,735
03/30/2005	10,071	10,163	10,170	10,544
04/30/2005	9,908	9,994	9,992	10,344
05/30/2005	10,435	10,519	10,516	10,674
06/30/2005	10,301	10,380	10,388	10,689

Sector Breakdown *

Technology	21.9%
Short-Term Instruments	19.8%
Healthcare	15.5%
Consumer Staples	9.1%
Consumer Discretionary	8.5%
Financial & Business Services	7.2%
Energy	6.3%
Consumer Services	4.3%
Other	7.4%

*	% of total investments as of June 30, 2005

22  Allianz Funds Annual Report  |  06.30.05

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06.30.05  |  Allianz Funds Annual Report  23

Schedule of Investments

AMM Asset Allocation Fund (a)

June 30, 2005

	Shares	Value (000s)
ALLIANZ FUNDS (b) 50.3%

CCM Capital Appreciation	114,559	$2,103
CCM Mid-Cap (d)	74,342	1,873
NACM International (d)	2,070,181	33,723
NFJ Small-Cap Value	213,626	6,640
OCC Renaissance (d)	654,209	16,211
OCC Value	693,302	12,216
PEA Growth (d)	78,101	1,465
PEA Opportunity (d)	427,921	8,109
PEA Target (d)	123,361	2,243
RCM Large-Cap Growth	1,638,854	21,010
RCM Mid-Cap (d)	5,953,420	15,896

Total Allianz Funds (Cost $107,271)		121,489

PIMCO FUNDS (c) 49.8%

Emerging Markets Bond	77,496	866
Foreign Bond (U.S. Dollar-Hedged)	241,749	2,606
High Yield	532,669	5,247
Short-Term	479,273	4,802
StocksPLUS	3,365,232	32,777
Total Return	6,835,941	73,897

Total PIMCO Funds (Cost $117,879)		120,195

Total Investments 100.1% (Cost $225,150)		$241,684

Other Assets and Liabilities (Net) (0.1%)		(282)

Net Assets 100.0%		$241,402

Notes to Schedule of Investments:

(a)	The Fund is investing in shares of affiliated Funds.
(b)	Institutional Class shares of each Allianz Fund.
(c)	Institutional Class shares of each PIMCO Fund.
(d)	Non-income producing Fund.

24  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

CCM Capital Appreciation Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 97.6%

Aerospace 4.0%

Boeing Co.	240,020	$15,841
Lockheed Martin Corp. (a)	190,960	12,388
Raytheon Co.	306,170	11,977

		40,206

Building 1.4%

D.R. Horton, Inc. (d)	388,440	14,609

Capital Goods 1.9%

Cooper Industries Ltd. ‘A’	169,200	10,812
Ingersoll-Rand Co. ‘A’ (d)	123,880	8,839

		19,651

Communications 1.3%

Sprint Corp. (d)	531,579	13,337

Consumer Discretionary 6.0%

Abercrombie & Fitch Co. ‘A’	182,800	12,558
Coach, Inc. (a)	347,030	11,650
Federated Department Stores, Inc. (d)	150,440	11,024
J.C. Penney Co., Inc.	233,230	12,263
Nike, Inc. ‘B’ (d)	152,110	13,173

		60,668

Consumer Services 6.4%

Marriott International, Inc. ‘A’	145,940	9,956
McGraw-Hill Cos., Inc.	278,860	12,340
MGM Mirage, Inc. (a)	259,420	10,268
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	205,920	12,061
Time Warner, Inc. (a)	590,110	9,861
Walt Disney Co. (d)	426,670	10,744

		65,230

Consumer Staples 2.5%

Hershey Foods Corp. (d)	153,440	9,529
Procter & Gamble Co. (d)	306,110	16,147

		25,676

Energy 10.9%

Apache Corp. (d)	168,198	10,866
Baker Hughes, Inc. (d)	226,890	11,608
Burlington Resources, Inc.	202,540	11,188
ConocoPhillips	183,720	10,562
Devon Energy Corp. (d)	215,540	10,924
Halliburton Co. (d)	220,750	10,556
Marathon Oil Corp. (d)	207,760	11,088
Occidental Petroleum Corp.	135,440	10,419
Peabody Energy Corp.	232,110	12,079
Transocean, Inc. (a)	213,960	11,547

		110,837

Financial & Business Services 16.4%

ACE Ltd. (d)	284,070	12,741
Allstate Corp.	203,520	12,160
Bank of America Corp.	435,228	19,851
CIT Group, Inc.	315,780	13,569
Countrywide Financial Corp. (a)	317,550	12,261
Genworth Financial, Inc. ‘A’ (a)	408,640	12,353
Hartford Financial Services Group, Inc. (d)	163,470	12,224
Key Corp.	349,750	11,594
Lehman Brothers Holdings, Inc. (d)	128,540	12,761
Progressive Corp. (d)	104,440	10,320
Prudential Financial, Inc.	221,370	14,535
Wachovia Corp.	204,320	10,134
Washington Mutual, Inc. (a)	301,500	12,268

		166,771

Healthcare 17.6%

Aetna, Inc. (d)	152,940	12,666
Allergan, Inc. (a)(d)	147,040	12,534
Amgen, Inc. (a)(d)	199,780	12,079
Barr Laboratories, Inc. (a)	240,190	11,707
C.R. Bard, Inc.	165,920	11,035
Genentech, Inc. (a)(d)	171,750	13,788
Genzyme Corp. (a)(d)	192,210	11,550
HCA, Inc.	212,620	12,049
Johnson & Johnson	186,370	12,114
St. Jude Medical, Inc. (a)	301,260	13,138
Triad Hospitals, Inc. (a)	225,890	12,343
UnitedHealth Group, Inc.	297,270	15,500
WellPoint, Inc. (a)	219,810	15,308
Wyeth	298,280	13,273

		179,084

Materials & Processing 3.6%

Dow Chemical Co.	236,920	10,550
Phelps Dodge Corp. (d)	118,870	10,995
Sherwin-Williams Co.	261,060	12,293
U.S. Steel Corp.	65,160	2,240

		36,078

Technology 22.1%

Adobe Systems, Inc. (d)	429,640	12,296
Apple Computer, Inc. (a)(d)	307,910	11,334
Cisco Systems, Inc. (a)	619,150	11,832
Corning, Inc. (a)	908,380	15,097
Dell, Inc. (a)(d)	356,400	14,081
EMC Corp. (a)(d)	1,041,400	14,278
Emerson Electric Co.	176,970	11,084
Fisher Scientific International, Inc. (a)(d)	197,530	12,820
Harris Corp. (d)	411,840	12,854
Intel Corp. (d)	526,610	13,723
Microsoft Corp.	724,150	17,988
Motorola, Inc. (d)	684,910	12,506
National Semiconductor Corp.	585,740	12,904
Oracle Corp. (a)	1,001,770	13,223
Texas Instruments, Inc. (d)	501,450	14,076
VeriSign, Inc. (a)	407,650	11,724
Yahoo!, Inc. (a)(d)	384,940	13,338

		225,158

Transportation 1.1%

Burlington Northern Santa Fe Corp.	239,780	11,289

Utilities 2.4%

Duke Energy Corp. (d)	439,460	13,065
TXU Corp. (d)	137,280	11,407

		24,472

Total Common Stocks (Cost $870,917)		993,066

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 26.1%

Collateral Invested for Securities on Loan (b) 23.5%

Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$5,000	4,991
3.388% due 09/08/2005	40,700	40,434
Bavaria TRR Corp.
3.106% due 07/01/2005	10,000	9,999
3.304% due 07/11/2005	2,000	1,998
3.460% due 07/01/2005	1,000	1,000
Bavaria Universal Funding
3.268% due 07/20/2005	4,000	3,993
3.309% due 07/28/2005	3,000	2,992
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (c)	33,000	33,000
Beta Finance, Inc.
3.260% due 07/18/2005 (c)	2,000	2,000
Canadian Imperial Bank
3.350% due 07/01/2005	2,086	2,086
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (c)	39,100	39,100
Countrywide Home Loans, Inc.
3.417% due 08/26/2005 (c)	4,000	4,000
3.440% due 11/30/2005 (c)	3,000	3,000
Credit Suisse First Boston
3.102% due 07/08/2005 (c)	1,500	1,500
3.502% due 02/27/2006 (c)	1,000	1,001
3.507% due 02/27/2006 (c)	3,000	3,002
3.511% due 02/06/2006 (c)	5,000	5,004
Davis Square Funding IV Corp.
3.268% due 08/08/2005	10,000	9,946
3.268% due 08/09/2005	5,000	4,973
Morgan Stanley
3.300% due 02/03/2006 (c)	3,000	3,000
3.497% due 12/06/2005	5,000	5,000
Northern Rock PLC
3.150% due 02/03/2006 (c)	2,000	2,000
Park Sienna LLC
3.316% due 07/20/2005	6,000	5,988
Sierra Madre Funding Delaware Corp.
3.107% due 07/05/2005	1,000	1,000
3.262% due 07/25/2005	5,000	4,982
Sigma Finance, Inc.
3.198% due 02/15/2006 (c)	5,000	4,999
3.270% due 03/06/2006 (c)	3,000	2,999
3.496% due 01/27/2006 (c)	5,000	5,000
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (c)	4,000	4,000
Treasury Bank N.A.
3.280% due 03/15/2006 (c)	13,000	13,000
3.354% due 02/27/2006 (c)	5,000	5,000
Verizon Network Funding
3.137% due 07/05/2005	8,000	7,996

		238,983

Repurchase Agreement 2.6%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 3.740% due 06/21/2007 valued at $27,471. Repurchase proceeds are $26,933.)	26,931	26,931

Total Short-Term Instruments (Cost $265,963)		265,914

Total Investments 123.7% (Cost $1,136,880)		$1,258,980

Other Assets and Liabilities (Net) (23.7%)		(241,541)

Net Assets 100.0%		$1,017,439

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased with the cash proceeds from securities on loans.
(c)	Variable rate security.
(d)	Portion of securities on loan with an aggregate market value of $231,605; cash collateral of $238,472 was received with which the Fund purchased securities.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  25

Schedule of Investments

CCM Mid-Cap Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.2%

Aerospace 2.3%

Goodrich Corp. (d)	269,000	$11,018
Rockwell Collins, Inc.	246,520	11,754

		22,772

Building 1.4%

Pulte Homes, Inc.	156,780	13,209

Capital Goods 2.5%
ITT Industries, Inc.	123,700	12,077
Pentair, Inc.	277,000	11,858

		23,935

Communications 3.9%

Nextel Partners, Inc. ‘A’ (a)	462,440	11,640
NII Holdings, Inc. ‘B’ (a)	207,600	13,274
West Corp. (a)	333,330	12,800

		37,714

Consumer Discretionary 11.1%

Advance Auto Parts, Inc. (a)	187,160	12,081
Chico’s FAS, Inc. (a)	327,700	11,234
Coach, Inc. (a)	354,854	11,912
HNI Corp. (a)	217,440	11,122
Hughes Supply, Inc.	328,910	9,242
Michaels Stores, Inc.	313,550	12,972
Nordstrom, Inc.	219,920	14,948
Oshkosh Truck Corp. ‘B’	153,640	12,027
Urban Outfitters, Inc. (a)	217,030	12,303

		107,841

Consumer Services 8.7%

Brunswick Corp.	251,600	10,899
Choice Hotels International, Inc. (a)	77,410	5,086
Getty Images, Inc. (a)(d)	159,260	11,827
Harrah’s Entertainment, Inc. (d)	145,200	10,465
Harte-Hanks, Inc. (a)	387,670	11,525
Hilton Hotels Corp.	510,230	12,169
RR Donnelley & Sons Co.	354,640	12,239
Station Casinos, Inc.	151,160	10,037

		84,247

Consumer Staples 3.2%

Church & Dwight Co., Inc.	272,460	9,863
Pilgrim’s Pride Corp. (d)	297,120	10,141
Reynolds American, Inc. (d)	135,150	10,650

		30,654

Energy 8.5%

Amerada Hess Corp. (d)	96,320	10,259
ENSCO International, Inc.	289,830	10,361
EOG Resources, Inc. (d)	190,410	10,815
Grant Prideco, Inc. (a)	381,340	10,086
Massey Energy Co. (d)	292,360	11,028
National-Oilwell, Inc. (a)	205,860	9,787
Newfield Exploration Co. (a)	247,170	9,860
Noble Energy, Inc.	135,150	10,224

		82,420

Environmental Services 1.2%

Republic Services, Inc.	316,250	11,388

Financial & Business Services 13.4%

AG Edwards, Inc.	136,340	6,156
Allmerica Financial Corp. (a)	297,770	11,044
Apartment Investment & Management Co. ‘A’	251,810	10,304
Bank of Hawaii Corp.	178,080	9,038
Bear Stearns Cos., Inc. (d)	116,880	12,149
CIT Group, Inc.	292,250	12,558
HCC Insurance Holdings, Inc.	291,500	11,039
Host Marriot Corp.	674,050	11,796
IndyMac BanCorp., Inc. (a)	280,230	11,414
T. Rowe Price Group, Inc.	190,410	11,920
Trizec Properties, Inc. (d)	512,380	10,540
Unitrin, Inc.	252,900	12,417

		130,375

Healthcare 14.2%

Affymetrix, Inc. (a)(d)	196,090	10,575
Barr Laboratories, Inc. (a)	222,740	10,856
C.R. Bard, Inc.	148,990	9,909
Community Health Systems, Inc. (a)(d)	292,680	11,060
Health Net, Inc. (a)(d)	330,950	12,629
Hospira, Inc. (a)	306,090	11,938
Humana, Inc. (a)(d)	286,740	11,395
Invitrogen Corp. (a)(d)	142,290	11,851
PacifiCare Health Systems, Inc. (a)	177,540	12,685
Sepracor, Inc. (a)(d)	188,670	11,322
Universal Health Services, Inc. ‘B’ (d)	185,540	11,537
Varian Medical Systems, Inc. (a)(d)	325,990	12,169

		137,926

Materials & Processing 5.0%

Florida Rock Industries, Inc. (d)	177,430	13,015
Owens-Illinois, Inc. (a)	457,140	11,451
Phelps Dodge Corp. (d)	93,310	8,631
Precision Castparts Corp.	166,620	12,980
U.S. Steel Corp. (d)	59,340	2,040

		48,117

Technology 17.8%

Activision, Inc. (a)	721,820	11,925
Adtran, Inc.	522,010	12,941
Ametek, Inc.	237,000	9,918
Amphenol Corp. ‘A’	274,190	11,014
Cognizant Technology Solutions Corp. ‘A’ (a)	282,630	13,320
Comverse Technology, Inc. (a)	418,100	9,888
Harris Corp. (d)	377,670	11,787
International Rectifier Corp. (a)	244,570	11,671
Macromedia, Inc. (a)	283,940	10,852
McAfee, Inc. (a)(d)	414,750	10,858
MEMC Electronic Materials, Inc. (a)	628,750	9,915
Microchip Technology, Inc. (a)	387,490	11,477
National Semiconductor Corp.	547,420	12,060
WebMD Corp. (a)	1,137,620	11,683
Western Digital Corp. (a)(d)	1,017,640	13,657

		172,966

Utilities 5.0%

AGL Resources, Inc. (a)	287,450	11,110
NRG Energy, Inc. (a)(d)	324,040	12,184
Oneok, Inc.	375,280	12,253
PPL Corp.	218,190	12,956

		48,503

Total Common Stocks (Cost $827,441)		952,067

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 16.2%

Collateral Invested for Securities on Loan (c) 12.6%

Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$1,000	998
3.329% due 07/29/2005	5,000	4,986
3.388% due 09/08/2005	2,000	1,987
Bank of America N.A.
3.518% due 07/01/2005 (b)	10,000	10,000
Bavaria TRR Corp.
3.106% due 07/01/2005	5,000	5,000
3.460% due 07/01/2005	2,000	2,000
3.304% due 07/11/2005	3,000	2,997
3.289% due 07/25/2005	3,000	2,993
Bavaria Universal Funding
3.309% due 07/28/2005	3,000	2,992
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	18,000	18,000
Beta Finance, Inc.
3.260% due 07/18/2005 (b)	1,000	1,000
Canadian Imperial Bank
3.350% due 07/01/2005	13,433	13,433
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	6,000	6,000
Credit Suisse First Boston
3.102% due 07/08/2005 (b)	1,000	1,000
3.511% due 02/06/2006 (b)	5,000	5,004
3.502% due 02/27/2006 (b)	1,000	1,001
3.507% due 02/27/2006 (b)	4,000	4,003
Davis Square Funding IV Corp.
3.268% due 08/09/2005	4,000	3,978
Morgan Stanley
3.497% due 12/06/2005	5,000	5,000
3.300% due 02/03/2006 (b)	3,000	3,000
Northern Rock PLC
3.150% due 02/03/2006 (b)	2,000	2,000
Park Sienna LLC
3.316% due 07/20/2005	3,000	2,994
Sigma Finance, Inc.
3.270% due 03/06/2006 (b)	3,000	2,999
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	3,000	3,000
Treasury Bank N.A.
3.354% due 02/27/2006 (b)	2,000	2,000
3.280% due 03/15/2006 (b)	12,000	12,000
Verizon Network Funding
3.137% due 07/05/2005	2,000	1,999

		122,364

Repurchase Agreement 3.6%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Freddie Mac 3.625% due 02/15/2008 valued at $35,691. Repurchase proceeds are $34,989.)	34,986	34,986

Total Short-Term Instruments (Cost $157,359)		157,350

Total Investments 114.4% (Cost $984,800)		$1,109,417

Other Assets and Liabilities (Net) (14.4%)		(139,413)

Net Assets 100.0%		$970,004

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $118,929; cash collateral of $122,197 was received with which the Fund purchased securities.

26  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

NACM Flex-Cap Value Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 90.1%

Aerospace 1.1%

AAR Corp. (a)	27,300	$429

Capital Goods 9.0%
3M Co.	13,600	983
Dycom Industries, Inc. (a)	23,500	466
ESCO Technologies, Inc. (a)	4,300	433
General Electric Co.	29,300	1,015
Tyco International Ltd.	24,400	713

		3,610

Communications 3.7%

SBC Communications, Inc.	26,400	627
Verizon Communications, Inc.	24,600	850

		1,477

Consumer Discretionary 2.2%

Charming Shoppes (a)	45,600	425
Hughes Supply, Inc. (a)	16,400	461

		886

Consumer Services 8.3%

Barrett Business Services, Inc. (a)	27,400	412
Comcast Corp. ‘A’ (a)	21,000	645
Concorde Career Colleges, Inc. (a)	6,000	82
Dow Jones & Co., Inc.	12,600	447
Liberty Global, Inc. ‘A’ (a)	11,800	551
Time Warner, Inc. (a)	38,700	647
Viacom, Inc. ‘B’	16,700	535

		3,319

Consumer Staples 4.1%

Altria Group, Inc.	9,300	601
Dean Foods Co. (a)	10,700	377
PepsiCo, Inc.	11,400	615
TreeHouse Foods, Inc. (a)	2,140	61

		1,654

Energy 11.0%

ChevronTexaco Corp.	15,000	839
ConocoPhillips	11,200	644
Exxon Mobil Corp.	43,100	2,477
Freescale Semiconductor, Inc. ‘B’ (a)	21,400	453

		4,413

Financial & Business Services 28.8%

American Express Co.	11,500	612
American International Group, Inc.	15,700	912
Bank of America Corp.	29,398	1,341
Bank of New York Co., Inc.	21,800	627
Citigroup, Inc.	43,900	2,030
City National Corp.	6,300	452
DiamondRock Hospitality Co. (a)(e)	9,600	108
Fieldstone Investment Corp.	3,800	55
Goldman Sachs Group, Inc. (c)	4,500	459
J.P. Morgan Chase & Co. (a)	23,500	830
JER Investment Trust, Inc. (e)	4,900	73
KKR Financial Corp. (e)	23,800	595
Kohlberg Kravis Roberts & Co.	4,150	104
Morgan Stanley Dean Witter & Co.	8,600	451
Newcastle Investment Corp.	5,600	169
North Fork Bancorp., Inc.	19,000	534
Peoples Choice Financial Corp. (e)	5,600	50
U.S. Bancorp (c)	20,700	604
Washington Mutual, Inc.	15,800	643
Wells Fargo & Co.	14,100	868

		11,517

Healthcare 6.8%

CV Therapeutics, Inc. (a)	21,100	473
Nektar Therapeutics, Inc. (a)	24,200	408
Pfizer, Inc.	50,800	1,401
WellPoint, Inc. (a)	6,200	432

		2,714

Materials & Processing 3.7%

Huntsman Corp. (a)	26,700	541
OM Group, Inc. (a)	6,100	151
Smurfit-Stone Container Corp. (a)	37,600	382
Timken Co. (a)	17,800	411

		1,485

Technology 9.8%

Applied Materials, Inc. (a)	26,100	422
Enterasys Networks, Inc. (a)	432,100	389
Intel Corp.	15,900	414
International Business Machines Corp.	11,500	853
Microsoft Corp.	34,300	852
QLogic Corp. (a)(c)	4,300	133
Texas Instruments, Inc. (c)	16,000	449
TIBCO Software, Inc. (a)	63,600	416

		3,928

Transportation 1.1%

Dynamex, Inc. (a)	25,400	433

Utilities 0.5%

Cinergy Corp.	5,000	224

Total Common Stocks (Cost $36,122)		36,089

EXCHANGE-TRADED FUNDS 5.1%

iShares Russell 1000 Value Index Fund	28,100	1,873
iShares Russell 3000 Value Index Fund	1,800	157

Total Exchange-Traded Funds (Cost $2,025)		2,030

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 8.0%

Collateral Invested for Securities on Loan (b) 3.3%

Adirondack 2005-1 Corp.
3.329% due 07/29/2005	$500	499
Canadian Imperial Bank
3.350% due 07/01/2005	572	572
Davis Square Funding IV Corp.
3.265% due 08/09/2005	100	99
ING Belgium S.A.
3.401% due 07/01/2005	150	150

		1,320

Repurchase Agreement 4.7%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Fannie Mae 3.875% due 11/17/2008 valued at $1,925. Repurchase proceeds are $1,884.)	1,884	1,884

Total Short-Term Instruments (Cost $3,205)		3,204

Total Investments (d) 103.2% (Cost $41,352)		$41,323

Other Assets and Liabilities (Net) (3.2%)		(1,293)

Net Assets 100.0%		$40,030

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $1,290; cash collateral of $1,319 was received with which the Fund purchased securities.
(d)	Securities with an aggregate value of $391, which represents 0.98% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(e)	Securities purchased under Rule 144A of the 1993 Securities Act and, unless registered under the act or exempt from registration, may only be sold to qualified institutional investors.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  27

Schedule of Investments

NACM Growth Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.5%

Aerospace 2.6%

Lockheed Martin Corp.	800	$52
Raytheon Co.	1,100	43

		95

Building 0.6%

KB Home (a)	300	23

Capital Goods 4.5%

General Electric Co.	3,100	107
Rockwell Automation, Inc.	400	20
Textron, Inc.	500	38

		165

Communications 2.7%

AT&T Corp.	3,000	57
Verizon Communications, Inc.	1,200	42

		99

Consumer Discretionary 10.8%

Abercrombie & Fitch Co. ‘A’	800	55
American Eagle Outfitters, Inc.	1,100	34
Cablevision Systems New York Group ‘A’ (a)	1,100	35
Darden Restaurants, Inc. (a)	1,000	33
Federated Department Stores, Inc.	600	44
Gap, Inc.	1,400	28
Newell Rubbermaid, Inc.	1,700	41
Staples, Inc.	1,650	35
Target Corp.	1,000	54
V.F. Corp.	700	40

		399

Consumer Services 5.0%

Alliance Data Systems Corp. (a)	700	28
Cendant Corp.	2,300	51
Gemstar-TV Guide International, Inc. (a)	7,600	27
Sirius Satellite Radio, Inc. (a)	2,500	16
Time Warner, Inc. (a)	900	15
Viacom, Inc. ‘B’	1,500	48

		185

Consumer Staples 7.5%

Brown-Forman Corp. ‘B’	1,000	61
Gillette Co.	600	30
Kraft Foods, Inc. ‘A’	600	19
Monsanto Co. (a)	800	50
Procter & Gamble Co.	2,000	106
Whole Foods Market, Inc. (a)	100	12

		278

Energy 5.7%

ConocoPhillips	700	40
Diamond Offshore Drilling, Inc.	1,400	75
Pride International, Inc. (a)	1,900	49
Transocean, Inc. (a)	900	49

		213

Financial & Business Services 2.5%

ACE Ltd.	900	40
Chubb Corp.	600	51

		91

Healthcare 21.6%

Abbott Laboratories	500	25
Aetna, Inc. (a)	700	58
Alcon, Inc.	300	33
Amgen, Inc. (a)	1,300	79
Becton Dickinson & Co.	900	47
Cardinal Health, Inc.	500	29
Covance, Inc. (a)	1,100	49
Guidant Corp.	300	20
Humana, Inc. (a)	1,200	48
Invitrogen Corp. (a)	400	33
Johnson & Johnson	1,900	124
Pfizer, Inc.	2,000	55
Schering-Plough Corp. (a)	900	17
Sepracor, Inc. (a)	600	36
UnitedHealth Group, Inc.	2,000	104
WellPoint, Inc. (a)	600	42

		799

Materials & Processing 0.7%

PPG Industries, Inc.	400	25

Technology 27.2%

Adobe Systems, Inc.	1,200	34
Apple Computer, Inc. (a)	1,300	48
Autodesk, Inc.	1,700	58
Broadcom Corp. ‘A’ (a)	500	18
CheckFree Corp. (a)	700	24
Cisco Systems, Inc. (a)	2,500	48
Corning, Inc. (a)	1,800	30
Dell, Inc. (a)	2,900	115
Electronic Data Systems Corp.	1,400	27
EMC Corp. (a)	2,300	32
Emerson Electric Co.	800	50
Intel Corp.	6,400	167
International Business Machines Corp.	1,300	96
Microsoft Corp.	1,600	40
Motorola, Inc.	900	16
NVIDIA Corp. (a)	900	24
Oracle Corp. (a)	6,000	79
PerkinElmer, Inc.	2,400	45
QUALCOMM, Inc.	600	20
VeriSign, Inc. (a)	1,300	37

		1,008

Transportation 5.8%

Burlington Northern Santa Fe Corp.	1,000	47
CNF, Inc.	1,100	49
CSX Corp.	700	30
FedEx Corp.	200	16
Norfolk Southern Corp.	1,400	43
Yellow Roadway Corp. (a)	600	31

		216

Utilities 1.3%

TXU Corp.	600	50

Total Common Stocks (Cost $3,521)		3,646

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 2.3%

Repurchase Agreement 2.3%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $86. Repurchase proceeds are $84.)	$84	84

Total Short-Term Instruments (Cost $84)		84

Total Investments 100.8% (Cost $3,605)		$3,730

Other Assets and Liabilities (Net) (0.8%)		(29)

Net Assets 100.0%		$3,701

Notes to Schedule of Investments:

(a)	Non-income producing security.

28  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

NFJ Dividend Value Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 96.0%

Aerospace 1.9%

Northrop Grumman Corp.	276,000	$15,249

Capital Goods 1.9%

Stanley Works (d)	335,000	15,256

Communications 5.8%

Alltel Corp.	247,000	15,383
AT&T Corp.	794,000	15,118
Verizon Communications, Inc.	448,000	15,478

		45,979

Consumer Discretionary 9.6%

Limited Brands, Inc. (d)	722,000	15,465
May Department Stores Co.	385,000	15,462
V.F. Corp.	270,000	15,449
Whirlpool Corp. (d)	431,000	30,217

		76,593

Consumer Services 1.6%

Deluxe Corp. (d)	306,000	12,424

Consumer Staples 9.6%

Albertson’s, Inc. (d)	753,000	15,572
Altria Group, Inc.	234,000	15,130
ConAgra Foods, Inc.	656,000	15,193
Kimberly-Clark Corp.	245,000	15,335
Reynolds American, Inc. (d)	192,000	15,130

		76,360

Energy 13.4%

ChevronTexaco Corp.	268,000	14,987
ConocoPhillips	262,004	15,063
Marathon Oil Corp. (d)	567,000	30,261
Occidental Petroleum Corp.	194,000	14,924
PetroChina Co., Ltd. SP - ADR (d)	216,000	15,865
Petroleo Brasileiro S.A. SP - ADR (d)	304,000	15,848

		106,948

Financial & Business Services 27.1%

Bank of America Corp.	338,000	15,416
Duke Realty Corp.	487,000	15,418
J.P. Morgan Chase & Co.	421,000	14,870
Jefferson-Pilot Corp.	305,000	15,378
Key Corp. (d)	903,000	29,935
Lincoln National Corp. (d)	321,000	15,061
MBNA Corp.	720,000	18,835
Morgan Stanley Dean Witter & Co.	295,000	15,479
Regions Financial Corp. (d)	877,000	29,713
St. Paul Travelers Cos., Inc.	387,000	15,298
Washington Mutual, Inc. (d)	742,000	30,192

		215,595

Healthcare 7.7%

GlaxoSmithKline PLC SP - ADR (d)	318,000	15,426
Merck & Co., Inc.	1,000,000	30,800
Pfizer, Inc.	554,000	15,279

		61,505

Materials & Processing 5.8%

Dow Chemical Co. (d)	339,000	15,096
Freeport-McMoran Copper & Gold, Inc. ‘B’	408,000	15,276
Lyondell Chemical Co. (a)	602,000	15,905

		46,277

Technology 3.9%

Hewlett-Packard Co. (d)	655,000	15,399
Seagate Technology, Inc. (a)(d)	893,000	15,672

		31,071

Utilities 7.7%

DTE Energy Co. (d)	320,000	14,966
KeySpan Corp.	382,000	15,547
Progress Energy, Inc.	337,000	15,246
Sempra Energy	374,000	15,450

		61,209

Total Common Stocks (Cost $705,831)		764,466

SHORT-TERM INSTRUMENTS 28.0%

Collateral Invested for Securities on Loan (c) 23.2%

Allianz Dresdner Daily Asset Fund (e)	5,000,000	5,000

	Principal Amount (000s)

Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$3,000	2,995
3.329% due 07/29/2005	5,000	4,986
3.388% due 09/08/2005	15,000	14,902
Bavaria TRR Corp.
3.106% due 07/01/2005	5,000	5,000
3.289% due 07/25/2005	16,800	16,761
Bavaria Universal Funding
3.268% due 07/20/2005	5,000	4,991
3.309% due 07/28/2005	5,000	4,987
Beta Finance, Inc.
3.260% due 07/18/2005 (b)	2,000	2,000
Canadian Imperial Bank
3.350% due 07/01/2005	6,803	6,803
Credit Suisse First Boston
3.102% due 07/08/2005 (b)	1,000	1,000
3.511% due 02/06/2006 (b)	15,000	15,010
3.502% due 02/27/2006 (b)	1,000	1,001
3.507% due 02/27/2006 (b)	6,000	6,004
Davis Square Funding IV Corp.
3.268% due 08/08/2005	10,000	9,946
3.268% due 08/09/2005	5,000	4,973
ING Belgium S.A.
3.400% due 07/01/2005	18,920	18,920
Morgan Stanley
3.497% due 12/06/2005	5,000	5,000
3.300% due 02/03/2006 (b)	2,000	2,000
Northern Rock PLC
3.150% due 02/03/2006 (b)	2,000	2,000
Park Sienna LLC
3.316% due 07/20/2005	10,000	9,981
Sierra Madre Funding Delaware Corp.
3.107% due 07/05/2005	1,000	1,000
3.262% due 07/25/2005	5,000	4,981
Sigma Finance, Inc.
3.198% due 02/15/2006 (b)	5,000	4,998
3.270% due 03/06/2006 (b)	10,000	9,998
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	3,000	3,000
Treasury Bank N.A.
3.354% due 02/27/2006 (b)	8,000	8,000
3.280% due 03/15/2006 (b)	4,000	4,000
Verizon Network Funding
3.137% due 07/05/2005	5,000	4,998

		185,235

Repurchase Agreement 4.8%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.010% due 09/17/2008 valued at $38,789. Repurchase proceeds are $38,028.)	38,025	38,025

Total Short-Term Instruments (Cost $223,302)		223,260

Total Investments 124.0% (Cost $929,133)		$987,726

Other Assets and Liabilities (Net) (24.0%)		(191,280)

Net Assets 100.0%		$796,446

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $180,150; cash collateral of $184,989 was received with which the Fund purchased securities.
(e)	The Fund is investing in shares of affiliated Funds.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  29

Schedule of Investments

NFJ Large-Cap Value Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.5%

Aerospace 0.9%

General Dynamics Corp.	4,600	$504

Capital Goods 3.8%

Deere & Co. (c)	16,000	1,048
Johnson Controls, Inc.	18,500	1,042

		2,090

Communications 3.9%

AT&T Corp.	83,300	1,586
Verizon Communications, Inc.	15,200	525

		2,111

Consumer Discretionary 5.6%

Limited Brands, Inc.	63,300	1,356
McDonald’s Corp.	25,700	713
Paccar, Inc.	15,000	1,020

		3,089

Consumer Services 2.9%

Cendant Corp.	48,300	1,080
Gannett Co, Inc.	7,300	519

		1,599

Consumer Staples 11.4%

Altria Group, Inc.	24,100	1,558
Anheuser-Busch Cos., Inc. (c)	11,300	517
Archer-Daniels-Midland Co.	50,000	1,069
Coca-Cola Enterprises, Inc.	22,700	500
ConAgra Foods, Inc.	45,500	1,054
Fortune Brands, Inc.	6,000	533
Kimberly-Clark Corp.	16,600	1,039

		6,270

Energy 11.5%

Apache Corp.	24,500	1,583
ConocoPhillips	35,900	2,064
Occidental Petroleum Corp.	13,400	1,031
Valero Energy Corp. (c)	20,800	1,646

		6,324

Financial & Business Services 34.6%

Allstate Corp.	35,500	2,121
Bank of America Corp. (a)	34,400	1,578
Citigroup, Inc.	33,300	1,539
Countrywide Financial Corp.	27,200	1,050
Equity Office Properties Trust	32,000	1,059
Fannie Mae	9,000	526
JP Morgan Chase & Co.	42,800	1,511
Key Corp.	48,100	1,595
Lehman Brothers Holdings, Inc. (c)	16,000	1,589
Marsh & McLennan Cos., Inc.	18,800	521
MetLife, Inc.	35,400	1,591
Simon Property Group, Inc.	15,500	1,124
St. Paul Travelers Cos., Inc.	40,400	1,597
Washington Mutual, Inc.	38,300	1,558

		18,959

Healthcare 6.7%

HCA, Inc. (a)	9,100	516
Merck & Co., Inc.	33,800	1,041
Pfizer, Inc.	38,400	1,059
WellPoint, Inc. (a)	14,800	1,031

		3,647

Materials & Processing 10.6%

Alcoa, Inc.	40,500	1,058
Dow Chemical Co.	35,600	1,585
Masco Corp. (c)	50,200	1,594
PPG Industries, Inc.	8,400	527
Weyerhaeuser Co.	16,600	1,057

		5,821

Technology 1.9%

Hewlett-Packard Co.	44,500	1,046

Transportation 2.9%

Burlington Northern Santa Fe Corp.	33,500	1,577

Utilities 2.0%

Exelon Corp.	21,400	1,098

Total Common Stocks (Cost $51,500)		54,135

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 13.9%

Collateral Invested for Securities on Loan (b) 9.7%

Adirondack 2005-1 Corp.
3.329% due 07/29/2005	$1,000	997
Bavaria TRR Corp.
3.460% due 07/01/2005	200	200
3.289% due 07/25/2005	1,000	998
Canadian Imperial Bank
3.349% due 07/01/2005	301	301
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (d)	1,000	1,000
Davis Square Funding IV Corp.
3.268% due 08/09/2005	500	497
ING Belgium S.A.
3.400% due 07/01/2005	516	516
Park Sienna LLC
3.316% due 07/20/2005	800	798

		5,307

Repurchase Agreement 4.2%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $2,347. Repurchase proceeds are $2,296.)	2,296	2,296

Total Short-Term Instruments (Cost $7,605)		7,603

Total Investments 112.4% (Cost $59,105)		$61,738

Other Assets and Liabilities (Net) (12.4%)		(6,791)

Net Assets 100.0%		$54,947

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $5,169; cash collateral of $5,301 was received with which the Fund purchased securities.
(d)	Variable rate security.

30  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

NFJ Small-Cap Value Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 96.0%

Aerospace 1.1%

Curtiss-Wright Corp.	590,000	$31,830
Kaman Corp. ‘A’	321,100	5,793

		37,623

Building 2.0%

M.D.C. Holdings, Inc.	420,000	34,545
M/I Homes, Inc. (d)	640,000	34,624

		69,169

Capital Goods 10.0%

Acuity Brands, Inc. (d)	1,230,000	31,599
Albany International Corp. ‘A’	960,000	30,826
ArvinMeritor, Inc.	1,800,000	32,022
Barnes Group, Inc.	749,000	24,792
Crane Co.	1,155,000	30,376
Harsco Corp. (d)	562,000	30,657
Kennametal, Inc.	703,700	32,265
Lancaster Colony Corp.	690,000	29,615
Lincoln Electric Holdings, Inc.	940,000	31,161
Regal-Beloit Corp.	832,500	24,276
Sturm, Ruger & Co., Inc.	475,000	3,976
Tecumseh Products Co. ‘A’	581,000	15,943
Teleflex, Inc.	570,000	33,841

		351,349

Communications 0.9%

Iowa Telecommunications Services, Inc. (e)	1,660,000	31,125

Consumer Discretionary 11.3%

Bob Evans Farms, Inc.	1,195,000	27,867
Borders Group, Inc.	1,237,000	31,308
Brown Shoe Co., Inc.	780,000	30,537
Burlington Coat Factory Warehouse Corp.	653,200	27,852
Casey’s General Stores, Inc.	1,170,000	23,189
Cato Corp. ‘A’ (e)	1,539,000	31,780
Claire’s Stores, Inc. (d)	1,330,000	31,986
Handleman Co. (e)	1,117,000	18,442
Kellwood Co. (d)	970,000	26,093
Landry’s Restaurants, Inc. (d)	1,065,000	32,046
Libbey, Inc.	571,000	9,028
Owens & Minor, Inc.	1,050,000	33,967
Russell Corp.	1,240,000	25,358
United Auto Group, Inc.	1,070,000	31,886
World Fuel Services Corp.	650,000	15,217

		396,556

Consumer Services 2.5%

Banta Corp.	695,000	31,525
Intrawest Corp.	1,430,000	34,434
Landauer, Inc.	320,000	16,611
McGrath Rentcorp	142,100	3,368

		85,938

Consumer Staples 7.1%

Chiquita Brands International, Inc.	1,150,000	31,579
Corn Products International, Inc.	1,350,000	32,076
Fresh Del Monte Produce, Inc. (d)	1,150,000	30,958
John H. Harland Co.	820,000	31,160
Loews Corp.-Carolina Group	1,025,000	34,153
PepsiAmericas, Inc.	1,100,000	28,226
Ruddick Corp.	1,200,000	30,636
Sanderson Farms, Inc. (b)	15,000	682
Universal Corp.	700,000	30,646

		250,116

Energy 13.1%

Arch Coal, Inc. (d)	620,000	33,771
Berry Petroleum Co. ‘A’	630,000	33,314
Buckeye Partners LP (d)	670,000	30,800
Cabot Oil & Gas Corp.	970,000	33,659
Frontier Oil Corp. (d)	1,170,000	34,340
Holly Corp. (d)	650,000	30,336
Magellan Midstream Partners LP	960,000	31,469
Massey Energy Co. (d)	820,000	30,930
National Fuel Gas Co.	1,040,000	30,066
Range Resources Corp.	1,250,000	33,625
St. Mary Land & Exploration Co. (d)	1,190,000	34,486
Tidewater, Inc. (d)	840,000	32,021
Vintage Petroleum, Inc. (d)	1,120,000	34,126
Western Gas Resources, Inc. (d)	960,000	33,504

		456,447

Financial & Business Services 18.9%

American Financial Group, Inc.	915,000	30,671
AmerUs Group Co. (d)	632,000	30,368
Annaly Mortgage Management, Inc. (d)	1,740,000	31,198
BancorpSouth, Inc.	1,010,000	23,836
CBL & Associates Properties, Inc.	780,000	33,595
Commercial Federal Corp.	900,000	30,312
Delphi Financial Group, Inc. ‘A’	716,000	31,611
Equity One, Inc.	1,433,000	32,529
First Industrial Realty Trust, Inc.	762,000	30,404
Fremont General Corp.	1,420,000	34,549
Healthcare Realty Trust, Inc. (d)	808,000	31,197
Hilb Rogal & Hobbs Co. (d)	930,000	31,992
HRPT Properties Trust	2,500,000	31,075
Hudson United Bancorp.	870,000	31,407
LandAmerica Financial Group, Inc. (d)	570,000	33,841
Nationwide Health Properties, Inc. (d)	1,420,000	33,526
New Plan Excel Realty Trust, Inc. (d)	1,130,000	30,702
Old National Bancorp	724,500	15,504
Provident Bankshares Corp.	980,000	31,272
Shurgard Storage Centers, Inc. ‘A’ (d)	700,000	32,172
Susquehanna Bancshares, Inc.	840,000	20,656
Washington Federal, Inc. (d)	1,130,000	26,578

		658,995

Healthcare 2.4%

Arrow International, Inc.	740,000	23,606
Invacare Corp.	690,000	30,608
Perrigo Co. (d)	2,220,000	30,947

		85,161

Materials & Processing 12.0%

Agnico-Eagle Mines Ltd. (d)	2,620,000	33,012
Commercial Metals Co. (b)	50,000	1,191
Goldcorp, Inc. (d)	2,158,000	34,053
Lennox International, Inc.	1,497,000	31,691
Lubrizol Corp.	800,000	33,608
Methanex Corp.	1,780,000	29,317
Mueller Industries, Inc.	1,134,000	30,731
Olin Corp. (b)	1,697,000	30,953
Potlatch Corp.	612,000	32,026
Quanex Corp. (d)	600,000	31,806
Rock-Tenn Co. ‘A’	938,000	11,866
RPM International, Inc. (d)	1,685,000	30,768
Sensient Technologies Corp. (d)	1,460,000	30,091
Universal Forest Products, Inc.	602,500	24,974
Valmont Industries, Inc.	120,000	3,096
York International Corp. (d)	800,000	30,400

		419,583

Technology 0.6%

Cubic Corp. (b)(d)	330,000	5,854
Methode Electronics, Inc.	1,196,300	14,200

		20,054

Transportation 5.5%

Arkansas Best Corp. (d)	980,000	31,174
Frontline Ltd. (d)	830,000	33,399
GATX Corp. (d)	950,000	32,775
General Maritime Corp. (d)	757,000	32,097
Skywest, Inc.	1,730,000	31,451
Teekay Shipping Corp. (d)	700,000	30,730

		191,626

Utilities 8.6%

Atmos Energy Corp.	1,080,000	31,104
Cleco Corp.	1,420,000	30,629
Duquesne Light Holdings, Inc. (d)	1,635,000	30,542
Energen Corp.	980,000	34,349
Peoples Energy Corp. (d)	720,000	31,291
Southwest Gas Corp.	530,000	13,520
UGI Corp.	1,200,000	33,480
Vectren Corp.	1,075,000	30,885
Westar Energy, Inc.	1,300,000	31,239
WGL Holdings, Inc.	948,000	31,891

		298,930

Total Common Stocks (Cost $2,579,280)		3,352,672

SHORT-TERM INSTRUMENTS 21.1%

Collateral Invested for Securities on Loan (c) 17.0%

Allianz Dresdner Daily Asset Fund (e)	15,000,000	15,000

	Principal Amount (000s)

Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$20,000	19,966
3.329% due 07/29/2005	15,000	14,958
3.388% due 09/08/2005	30,000	29,804
Bank of America N.A.
3.518% due 07/01/2005 (a)	56,500	56,500
Bavaria TRR Corp.
3.106% due 07/01/2005	10,000	9,999
3.460% due 07/01/2005	5,000	5,000
3.304% due 07/11/2005	2,000	1,998
3.289% due 07/25/2005	9,000	8,979
Bavaria Universal Funding
3.268% due 07/20/2005	2,000	1,996
3.309% due 07/28/2005	2,000	1,995
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (a)	65,000	65,000
Beta Finance, Inc.
3.260% due 07/18/2005 (a)	3,000	3,000
Canadian Imperial Bank
3.350% due 07/01/2005	3,677	3,677
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (a)	70,000	70,000
Countrywide Home Loans, Inc.
3.440% due 11/30/2005 (a)	6,000	6,001
Credit Suisse First Boston
3.102% due 07/08/2005 (a)	5,000	5,000
3.511% due 02/06/2006 (a)	25,000	25,017
3.502% due 02/27/2006 (a)	4,000	4,003
3.507% due 02/27/2006 (a)	37,500	37,526
Davis Square Funding III Corp.
3.302% due 07/05/2005	20,000	19,989
Davis Square Funding IV Corp.
3.263% due 08/08/2005	20,000	19,892
3.268% due 08/08/2005	20,000	19,892
3.268% due 08/09/2005	10,000	9,946
Morgan Stanley
3.300% due 02/03/2006 (a)	10,000	10,000
3.497% due 12/06/2005	10,000	10,000
Northern Rock PLC
3.150% due 02/03/2006 (a)	2,000	2,000
Park Sienna LLC
3.316% due 07/20/2005	10,000	9,981

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  31

Schedule of Investments (Cont.)

NFJ Small-Cap Value Fund

June 30, 2005

	Principal Amount (000s)	Value (000s)
Sierra Madre Funding Delaware Corp.
3.107% due 07/05/2005	$16,000	$15,993
3.135% due 07/05/2005	3,516	3,514
3.262% due 07/25/2005	5,000	4,981
Sigma Finance, Inc.
3.496% due 01/27/2006 (a)	5,000	5,000
3.198% due 02/15/2006 (a)	10,000	9,997
3.270% due 03/06/2006 (a)	10,000	9,998
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (a)	7,000	7,000
Treasury Bank N.A.
3.354% due 02/27/2006 (a)	10,000	10,000
3.280% due 03/15/2006 (a)	30,000	30,000
Verizon Network Funding
3.137% due 07/05/2005	12,000	11,995

		595,597

Repurchase Agreement 4.1%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Fannie Mae 3.625%-3.860% due 03/15/2007-02/22/2008 valued at $82,481; Federal Home Loan Bank 3.740% due 6/21/2007 valued at $57,252; and Freddie Mac 3.625% due 2/15/2008 valued at $7,264. Repurchase proceeds are 144,124.)	144,113	144,113

Total Short-Term Instruments (Cost $739,833)		739,710

Total Investments 117.1% (Cost $3,319,113)		$4,092,382

Other Assets and Liabilities (Net) (17.1%)		(598,015)

Net Assets 100.0%		$3,494,367

Notes to Schedule of Investments

(amounts in thousands):

(a)	Variable rate security.
(b)	Non-income producing security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $577,376; cash collateral of $594,702 was received with which the Fund purchased securities.
(e)	The Fund is investing in shares of affiliated Funds.

32  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

OCC Core Equity Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 96.4%

Building 6.3%

Centex Corp.	1,700	$120
Lennar Corp. ‘A’	1,200	76

		196

Capital Goods 10.1%

Eaton Corp.	1,100	66
General Electric Co.	900	31
Parker Hannifin Corp.	700	44
Textron, Inc.	700	53
Tyco International Ltd.	4,000	117

		311

Communications 1.1%

Alltel Corp.	550	34

Consumer Discretionary 8.0%

Best Buy Co., Inc.	600	41
Kohl’s Corp. (a)	2,700	151
Lowe’s Cos., Inc. (a)	600	35
Wal-Mart Stores, Inc.	400	19

		246

Consumer Services 12.7%

Apollo Group, Inc. ‘A’ (a)	400	31
Harley-Davidson, Inc.	1,100	55
Moody’s Corp.	800	36
Royal Caribbean Cruises Ltd.	1,000	48
Sears Holding Corp. (a)	900	135
Time Warner, Inc. (a)	3,300	55
WPP Group PLC	600	31

		391

Energy 8.5%

BP PLC SP-ADR	1,000	62
ConocoPhillips	2,600	150
Nabors Industries Ltd. (a)	600	36
XTO Energy, Inc.	450	15

		263

Financial & Business Services 23.0%

Ambac Financial Group, Inc.	850	59
American Express Co.	750	40
American International Group, Inc.	2,050	119
Bank of America Corp.	3,200	146
Citigroup, Inc.	1,200	56
Countrywide Financial Corp.	1,300	50
Marsh & McLennan Cos., Inc.	2,100	58
Merrill Lynch & Co., Inc.	1,600	88
Wells Fargo & Co.	1,500	92

		708

Healthcare 13.2%

Aetna, Inc. (a)	850	71
Amgen, Inc. (a)	800	48
Boston Scientific Corp. (a)	3,600	97
Pfizer, Inc.	2,200	61
Sanofi-Synthelabo SA SP-ADR	1,950	80
WellPoint, Inc. (a)	700	49

		406

Materials & Processing 4.5%

Inco Ltd.	1,600	61
Nucor Corp.	600	27
Rio Tinto PLC (a)	100	12
Sherwin-Williams Co.	800	38

		138

Technology 9.0%

Applied Materials, Inc.	1,900	31
Cisco Systems, Inc. (a)	2,400	46
Dell, Inc. (a)	1,500	59
Nokia Corp. SP-ADR	4,100	68
Texas Instruments, Inc.	2,600	73

		277

Total Common Stocks (Cost $2,872)		2,970

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 3.5%

Repurchase Agreement 3.5%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $112. Repurchase proceeds are $107.)	$107	107

Total Short-Term Instruments (Cost $107)		107

Total Investments 99.9% (Cost $2,979)		$3,077

Other Assets and Liabilities (Net) 0.1%		2

Net Assets 100.0%		$3,079

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  33

Schedule of Investments

OCC Value Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.9%

Aerospace 1.0%

Boeing Co.	400,000	$26,400

Capital Goods 10.9%

ABB Ltd. (a)	13,200,000	85,428
General Electric Co. (a)(d)	1,220,000	42,273
Honeywell International, Inc. (a)	2,200,000	80,586
Parker Hannifin Corp. (a)	1,000,000	62,010
Tyco International Ltd. (a)(d)	1,000,000	29,200

		299,497

Communications 3.4%

Alltel Corp. (d)	1,500,000	93,420

Consumer Discretionary 2.8%

Home Depot, Inc. (a)	1,000,000	38,900
J.C. Penney Co., Inc. (a)	700,000	36,806

		75,706

Consumer Services 9.0%

Career Education Corp. (a)(d)	1,000,000	36,610
Carnival Corp. (a)(d)	1,000,000	54,550
H&R Block, Inc. (d)	1,800,000	105,030
Tribune Co. (d)	1,457,700	51,282

		247,472

Consumer Staples 0.9%

Cadbury Schweppes PLC	2,600,000	24,743

Energy 17.0%

BP PLC SP - ADR	2,000,000	124,760
ChevronTexaco Corp. (a)(d)	3,500,000	195,720
Exxon Mobil Corp. (d)	2,500,000	143,675

		464,155

Financial & Business Services 34.9%

Ambac Financial Group, Inc. (d)	1,100,000	76,736
American International Group, Inc. (d)	2,500,000	145,250
Bank of America Corp.	2,000,000	91,220
Citigroup, Inc. (a)(d)	3,000,000	138,690
Countrywide Financial Corp. (a)	1,991,800	76,903
Genworth Financial, Inc. ‘A’	1,774,200	53,634
J.P. Morgan Chase & Co.	1,900,000	67,108
Marsh & McLennan Cos., Inc.	1,100,000	30,470
Merrill Lynch & Co., Inc. (a)(d)	1,400,000	77,014
MetLife, Inc. (a)	2,000,000	89,880
Morgan Stanley Dean Witter & Co. (a)	600,000	31,482
St. Paul Travelers Cos., Inc. (a)(d)	1,000,000	39,530
Wells Fargo & Co. (a)	600,000	36,948

		954,865

Healthcare 8.2%

Pfizer, Inc. (a)	3,000,000	82,740
Sanofi-Synthelabo S.A. (a)	1,272,300	104,198
Schering-Plough Corp. (a)(d)	2,000,000	38,120

		225,058

Materials & Processing 4.8%

Inco Ltd. (a)(d)	2,200,000	83,050
Sherwin-Williams Co. (a)	1,000,000	47,090

		130,140

Technology 4.9%

Avnet, Inc. (a)	2,406,100	54,210
Nokia Corp. SP - ADR (a)	2,100,000	34,944
Sanmina-SCI Corp. (a)	8,000,000	43,760

		132,914

Utilities 1.1%

Dominion Resources, Inc. (a)(d)	400,000	29,356

Total Common Stocks (Cost $2,603,653)		2,703,726

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 13.8%

Collateral Invested for Securities on Loan (c) 13.2%

Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$5,000	4,991
3.329% due 07/29/2005	15,000	14,958
3.388% due 09/08/2005	42,000	41,726
Bavaria TRR Corp.
3.101% due 07/01/2005	5,000	5,000
3.289% due 07/25/2005	10,000	9,977
3.304% due 07/11/2005	3,000	2,997
Bavaria Universal Funding
3.309% due 07/28/2005	3,135	3,127
Bayerische Landesbank NY
3.320% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	38,000	38,000
Canadian Imperial Bank
3.350% due 07/01/2005	12,699	12,699
CC USA, Inc.
3.269% due 07/05/2005 (b)	10,000	10,012
CIT Group, Inc.
3.213% due 07/29/2005 (b)	5,000	5,023
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	80,000	80,000
Credit Suisse First Boston
3.103% due 07/08/2005 (b)	5,000	5,000
3.512% due 02/06/2006 (b)	5,000	5,003
CS First Boston USA, Inc.
3.511% due 07/05/2005 (b)	3,000	3,009
Davis Square Funding III Corp.
3.302% due 07/05/2005	20,000	19,989
Davis Square Funding IV Corp.
3.268% due 08/08/2005	3,000	2,984
3.268% due 08/09/2005	10,000	9,946
Goldman Sachs Group LP
3.210% due 09/12/2005 (b)	20,000	20,004
Morgan Stanley
3.300% due 02/03/2006 (b)	7,000	7,000
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (b)	10,000	9,997
Northern Rock PLC
3.150% due 02/03/2006 (b)	4,000	4,000
Park Sienna LLC
3.316% due 07/20/2005	10,000	9,981
Sigma Finance, Inc.
3.270% due 03/06/2006 (b)	20,000	19,996
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	5,000	5,000
Verizon Network Funding
3.137% due 07/05/2005	10,000	9,995

		361,414

Repurchase Agreement 0.6%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Freddie Mac 5.000% due 07/15/2014 valued at $15,719. Repurchase proceeds are $15,407.)	15,406	15,406

Total Short-Term Instruments (Cost $376,821)		376,820

Total Investments (e) 112.7% (Cost $2,980,474)		$3,080,546

Other Assets and Liabilities (Net) (12.7%)		(348,025)

Net Assets 100.0%		$2,732,521

Notes to Schedule of Investments (amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $351,266; cash collateral of $361,021 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $214,369, which represents 7.85% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

34  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

PEA Growth Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.1%

Capital Goods 6.4%

Dover Corp.	275,000	$10,004
General Electric Co.	564,000	19,543
Honeywell International, Inc.	270,000	9,890

		39,437

Consumer Discretionary 11.0%

Best Buy Co., Inc.	94,000	6,444
CVS Corp.	430,000	12,500
Home Depot, Inc.	383,500	14,918
Kohl’s Corp. (a)	130,000	7,268
Wal-Mart Stores, Inc.	392,000	18,894
Yum! Brands, Inc.	145,000	7,552

		67,576

Consumer Services 6.8%

Carnival Corp. (d)	305,000	16,638
Comcast Corp. ‘A’ (a)	192,000	5,750
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	209,000	12,241
Viacom, Inc. ‘B’	230,000	7,365

		41,994

Consumer Staples 4.3%

Colgate-Palmolive Co.	212,000	10,581
PepsiCo, Inc.	85,000	4,584
Procter & Gamble Co. (d)	211,000	11,130

		26,295

Energy 2.3%

Schlumberger Ltd. (d)	186,500	14,163

Financial & Business Services 6.3%

Citigroup, Inc.	147,000	6,796
Franklin Resources, Inc.	140,000	10,777
Goldman Sachs Group, Inc. (d)	48,000	4,897
Merrill Lynch & Co., Inc.	183,400	10,089
MGIC Investment Corp.	100,000	6,522

		39,081

Healthcare 29.3%

Alcon, Inc. (d)	112,000	12,247
Amgen, Inc. (a)(d)	203,000	12,273
Caremark Rx, Inc. (a)(d)	319,000	14,202
Celgene Corp. (a)	115,000	4,689
DENTSPLY International, Inc.	141,700	7,652
Genentech, Inc. (a)	159,300	12,789
Gilead Sciences, Inc. (a)(d)	219,500	9,656
Johnson & Johnson	217,000	14,105
Kinetic Concepts, Inc. (a)	133,000	7,980
Pfizer, Inc.	750,000	20,685
St. Jude Medical, Inc. (a)	180,000	7,850
Stryker Corp. (d)	250,000	11,890
Teva Pharmaceutical Industries Ltd. SP - ADR (d)	394,400	12,282
UnitedHealth Group, Inc.	337,000	17,571
Zimmer Holdings, Inc. (a)(d)	189,000	14,396

		180,267

Technology 31.7%

Altera Corp. (a)(d)	365,000	7,234
Cisco Systems, Inc. (a)	950,000	18,154
Comverse Technology, Inc. (a)	400,000	9,460
Dell, Inc. (a)	264,300	10,442
eBay, Inc. (a)(d)	350,000	11,554
Electronic Arts, Inc. (a)(d)	81,000	4,585
EMC Corp. (a)	1,040,000	14,258
IAC/InterActiveCorp. (a)(d)	300,000	7,215
Intel Corp. (d)	850,000	22,151
International Business Machines Corp.	110,000	8,162
Juniper Networks, Inc. (a)	705,000	17,752
Marvell Technology Group Ltd. (a)(d)	185,000	7,037
Maxim Integrated Products, Inc. (d)	160,000	6,114
Mercury Interactive Corp. (a)(d)	125,000	4,795
Microsoft Corp.	820,000	20,369
Oracle Corp. (a)	1,085,000	14,322
SAP AG SP - ADR (d)	125,000	5,413
VERITAS Software Corp. (a)	255,000	6,222

		195,239

Total Common Stocks (Cost $500,402)		604,052

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 19.7%

Collateral Invested for Securities on Loan (c) 18.7%

Adirondack 2005-1 Corp.
3.329% due 07/29/2005	$1,000	997
3.387% due 09/08/2005	10,000	9,935
Bavaria TRR Corp.
3.304% due 07/11/2005	1,000	999
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	11,000	11,000
Canadian Imperial Bank
3.350% due 07/01/2005	6,118	6,118
CC USA, Inc.
3.267% due 07/05/2005 (b)	11,000	11,013
CIT Group, Inc.
3.207% due 07/29/2005 (b)	3,000	3,014
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	7,000	7,000
Countrywide Home Loans, Inc.
3.440% due 11/30/2005 (b)	4,000	4,000
Credit Suisse First Boston
3.502% due 02/27/2006 (b)	1,000	1,001
3.507% due 02/27/2006 (b)	3,000	3,002
CS First Boston USA, Inc.
3.504% due 07/05/2005 (b)	2,000	2,006
Davis Square Funding IV Corp.
3.267% due 08/09/2005	1,000	995
Goldman Sachs Group LP
3.210% due 09/12/2005 (b)	15,000	15,003
K2 LLC
3.210% due 09/15/2005 (b)	10,000	9,999
Morgan Stanley
3.300% due 02/03/2006 (b)	1,000	1,000
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (b)	5,000	4,998
Northern Rock PLC
3.150% due 02/03/2006 (b)	2,000	2,000
Park Sienna LLC
3.317% due 07/20/2005	1,000	998
Sigma Finance, Inc.
3.496% due 01/27/2006 (b)	5,000	5,000
3.270% due 03/06/2006 (b)	8,000	7,998
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	3,000	3,000
Treasury Bank N.A.
3.354% due 02/27/2006 (b)	3,000	3,000
Verizon Network Funding
3.137% due 07/05/2005	1,000	1,000

		115,076

Repurchase Agreement 1.0%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $6,153. Repurchase proceeds are $6,030.)	6,030	6,030

Total Short-Term Instruments (Cost $121,078)		121,106

Total Investments 117.8% (Cost $621,480)		$725,158

Written Options (e) (0.1%) (Premiums $648)		(561)

Other Assets and Liabilities (Net) (17.7%)		(108,791)

Net Assets 100.0%		$615,806

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Security purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $111,342; cash collateral of $114,933 was received with which the Fund purchased securities.
(e)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - AMEX Alcon, Inc.	$110.000	07/16/2005	75	$11	$12
Call - AMEX Alcon, Inc.	115.000	08/20/2005	75	13	14
Call - PHLX Caremark Rx, Inc.	45.000	07/16/2005	150	27	7
Call - CBOE Celgene Corp.	40.000	10/22/2005	1,000	417	450
Call - CBOE Genentech, Inc.	90.000	08/20/2005	75	15	7
Call - PCX Gilead Sciences, Inc.	42.500	07/16/2005	75	13	16
Call - PCX Gilead Sciences, Inc.	45.000	07/16/2005	100	9	6
Call - CBOE Kinetic Concepts, Inc.	60.000	07/16/2005	175	27	25
Call - CBOE Kinetic Concepts, Inc.	65.000	07/16/2005	35	3	1
Call - CBOE Teva Pharmaceutical Industries Ltd.	32.500	07/16/2005	940	82	19
Call - PCX Zimmer Holdings, Inc.	80.000	07/16/2005	175	31	4

				$648	$561

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  35

Schedule of Investments

PEA Growth & Income Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.9%

Capital Goods 9.5%

Dover Corp.	34,800	$1,266
General Electric Co. (d)	83,500	2,893
Honeywell International, Inc.	45,700	1,674
Tyco International Ltd. (d)	46,800	1,367

		7,200

Communications 1.3%

Verizon Communications, Inc.	28,800	995

Consumer Discretionary 6.9%

CVS Corp.	49,400	1,436
Home Depot, Inc.	29,700	1,155
Target Corp.	10,300	560
Wal-Mart Stores, Inc.	29,500	1,422
Yum! Brands, Inc. (a)	12,100	630

		5,203

Consumer Services 6.7%

Carnival Corp. (d)	20,000	1,091
Cendant Corp.	60,000	1,342
Comcast Corp. ‘A’ (a)	45,500	1,363
Viacom, Inc. ‘B’	40,100	1,284

		5,080

Consumer Staples 6.7%

Altria Group, Inc.	28,800	1,862
Coca-Cola Co.	24,100	1,006
Kellogg Co.	28,700	1,275
Procter & Gamble Co. (d)	18,100	955

		5,098

Energy 10.0%

BP PLC SP - ADR	22,500	1,404
ChevronTexaco Corp.	22,400	1,253
Kinder Morgan, Inc. (d)	17,700	1,473
National-Oilwell, Inc. (a)	12,100	575
Royal Dutch Petroleum Co.	17,500	1,136
Schlumberger Ltd. (d)	23,000	1,747

		7,588

Financial & Business Services 21.7%

ACE Ltd. (d)	17,600	789
American Express Co.	27,300	1,453
American International Group, Inc. (d)	17,300	1,005
Bank of America Corp.	42,300	1,929
Citigroup, Inc.	44,000	2,034
Countrywide Financial Corp.	24,100	931
Goldman Sachs Group, Inc. (d)	14,200	1,449
Investors Financial Services Corp.	28,500	1,078
J.P. Morgan Chase & Co.	49,900	1,763
MBNA Corp.	47,500	1,243
MGIC Investment Corp.	19,400	1,265
Morgan Stanley Dean Witter & Co.	20,000	1,049
State Street Corp.	8,000	386

		16,374

Healthcare 13.1%

Amgen, Inc. (a)(d)	10,500	635
Baxter International, Inc.	34,000	1,261
Caremark Rx, Inc. (a)	29,700	1,322
Eli Lilly & Co.	7,600	423
Guidant Corp.	14,700	989
HCA, Inc.	5,300	300
Medtronic, Inc.	27,800	1,440
Pfizer, Inc.	56,500	1,558
Teva Pharmaceutical Industries Ltd. SP - ADR	40,800	1,271
Zimmer Holdings, Inc. (a)	8,700	663

		9,862

Materials & Processing 2.9%

Alcoa, Inc.	14,000	366
Dow Chemical Co.	8,100	361
Freeport-McMoran Copper & Gold, Inc. ‘B’	27,000	1,011
Rexam PLC	52,900	457

		2,195

Technology 16.9%

Affiliated Computer Services, Inc. ‘A’ (a)	12,600	644
Cisco Systems, Inc. (a)(d)	75,000	1,433
Dell, Inc. (a)(d)	30,800	1,217
EMC Corp. (a)	26,400	362
Emerson Electric Co.	6,900	432
Intel Corp.	46,970	1,224
International Business Machines Corp.	15,300	1,135
Maxim Integrated Products, Inc. (d)	23,800	909
Microsoft Corp. (d)	75,000	1,863
National Semiconductor Corp.	30,700	676
Nokia Corp. SP - ADR	74,100	1,233
SAP AG SP - ADR (a)(d)	37,100	1,606

		12,734

Transportation 1.1%

Aries Maritime Transport Ltd.	26,300	329
United Parcel Service, Inc. ‘B’	7,600	526

		855

Utilities 2.1%

Dominion Resources, Inc.	12,000	881
Exelon Corp.	13,400	688

		1,569

Total Common Stocks (Cost $67,294)		74,753

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 27.1%

Collateral Invested for Securities on Loan (c) 26.1%

Adirondack 2005-1 Corp.
3.329% due 07/29/2005	$2,000	1,994
3.388% due 09/08/2005	2,000	1,987
Bavaria TRR Corp.
3.289% due 07/25/2005	1,900	1,896
Bavaria Universal Funding
3.268% due 07/20/2005	4,000	3,993
Canadian Imperial Bank
3.350% due 07/01/2005	763	762
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	4,100	4,100
Credit Suisse First Boston
3.502% due 02/27/2006 (b)	1,000	1,001
3.507% due 02/27/2006 (b)	2,000	2,001
Davis Square Funding IV Corp.
3.267% due 08/09/2005	1,000	995
Park Sienna LLC
3.317% due 07/20/2005	1,000	998

		19,727

Repurchase Agreement 1.0%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $816. Repurchase proceeds are $799.)	799	799

Total Short-Term Instruments (Cost $20,528)		20,526

Total Investments 126.0% (Cost $87,822)		$95,279

Written Options (e) (0.0%) (Premiums $9)		(2)

Other Assets and Liabilities (Net) (26.0%)		(19,687)

Net Assets 100.0%		$75,590

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $19,140; cash collateral of $19,695 was received with which the Fund purchased securities.
(e)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOE Teva Pharmaceutical Industries Ltd.	$32.500	07/16/2005	100	$9	$2

36  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

PEA Opportunity Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 99.8%

Capital Goods 2.3%

Global Power Equipment
Group, Inc. (a)	480,300	$3,818
URS Corp. (a)	53,800	2,009

		5,827

Consumer Discretionary 6.4%

Aviall, Inc. (a)	98,300	3,105
California Pizza Kitchen, Inc. (a)	102,600	2,798
DSW, Inc. ‘A’ (a)	40,669	1,015
MSC Industrial Direct Co. ‘A’	66,100	2,231
Tempur-Pedic International, Inc. (a)(d)	83,900	1,861
Tractor Supply Co. (a)	53,100	2,607
Warnaco Group, Inc. (a)	122,200	2,841

		16,458

Consumer Services 22.7%

Administaff, Inc. (a)	82,500	1,960
Advisory Board Co. (a)	40,100	1,954
CoStar Group, Inc. (a)	60,000	2,616
Forrester Research, Inc. (a)	139,600	2,489
Great Wolf Resorts, Inc. (a)	102,300	2,091
Hudson Highland Group, Inc. (a)(d)	195,500	3,048
LECG Corp. (a)	222,700	4,735
Life Time Fitness, Inc. (a)	97,500	3,199
Lincoln Educational Services Corp. (a)(d)	99,914	2,023
Lions Gate Entertainment Corp. (a)(d)	351,600	3,607
Macrovision Corp. (a)	144,065	3,247
Marchex, Inc. ‘B’ (a)(d)	228,900	3,443
Mobile Mini, Inc. (a)	110,000	3,793
Nautilus Group, Inc. (d)	90,400	2,576
Pinnacle Entertainment, Inc. (a)	118,000	2,308
Resources Connection, Inc. (a)(d)	250,000	5,808
Shuffle Master, Inc. (a)(d)	106,600	2,988
TeleTech Holdings, Inc. (a)	275,000	2,241
Ventiv Health, Inc. (a)	115,200	2,221
WMS Industries, Inc. (a)(d)	56,200	1,897

		58,244

Consumer Staples 0.9%

Central Garden and Pet Co. (a)	46,100	2,264

Energy 7.1%

Alpha Natural Resources, Inc. (a)	96,000	2,292
Delta Petroleum Corp. (a)(d)	315,000	4,448
FuelCell Energy, Inc. (a)(d)	190,000	1,940
Grant Prideco, Inc. (a)	101,500	2,685
McMoRan Exploration Co. (a)(d)	133,200	2,599
Pioneer Drilling Co. (a)	139,800	2,133
Quicksilver Resources, Inc. (a)(d)	31,600	2,020

		18,117

Financial & Business Services 5.2%

Affiliated Managers Group, Inc. (a)(d)	65,200	4,455
LandAmerica Financial Group, Inc. (a)	65,600	3,895
SVB Financial Group (a)	47,400	2,270
United PanAm Financial Corp. (a)	70,582	1,935
Western Alliance Bancorp. (a)	6,951	170
ZipRealty, Inc. (a)(d)	43,320	556

		13,281

Healthcare 17.9%

Angiotech Pharmaceuticals, Inc. (a)	144,000	1,996
Centene Corp. (a)	57,900	1,944
Connetics Corp. (a)(d)	78,200	1,379
Cubist Pharmaceuticals, Inc. (a)	350,000	4,610
Dov Pharmaceutical, Inc. (a)(d)	139,000	2,594
EPIX Pharmaceuticals, Inc. (a)(d)	250,000	2,213
Herbalife Ltd. (a)	135,000	2,917
I-Flow Corp. (a)(d)	239,300	3,982
Inamed Corp. (a)	41,300	2,766
LabOne, Inc. (a)	53,800	2,142
Nabi Biopharmaceuticals (a)	152,900	2,329
OraSure Technologies, Inc. (a)(d)	439,900	4,395
Prestige Brands Holdings, Inc. (a)	118,300	2,307
Salix Pharmaceuticals Ltd. (a)	430,000	7,594
Ventana Medical Systems, Inc. (a)	70,500	2,836

		46,004

Technology 31.4%

Allscripts Healthcare Solutions, Inc. (a)(d)	136,628	2,269
Anteon International Corp. (a)	57,100	2,605
Avid Technology, Inc. (a)	69,700	3,714
Concur Technologies, Inc. (a)	380,000	4,001
eCollege.com, Inc. (a)(d)	299,700	3,566
Essex Corp. (a)	122,200	2,796
FLIR Systems, Inc. (a)	70,011	2,089
FormFactor, Inc. (a)(d)	135,042	3,568
InPhonic, Inc. (a)(d)	192,400	2,959
Kanbay International, Inc. (a)	210,321	4,861
Lionbridge Technologies, Inc. (a)	400,000	2,712
MatrixOne, Inc. (a)	650,000	3,250
Microsemi Corp. (a)(d)	228,400	4,294
Open Solutions, Inc. (a)	116,600	2,368
Packeteer, Inc. (a)	317,500	4,477
Phase Forward, Inc. (a)(d)	425,000	2,890
Radware Ltd. (a)	264,800	4,788
Sapient Corp. (a)	480,000	3,806
SI International, Inc. (a)	70,000	2,097
Silicon Image, Inc. (a)	318,117	3,264
Tessera Technologies, Inc. (a)	75,500	2,522
THQ, Inc. (a)(d)	110,000	3,220
Ultimate Software Group, Inc. (a)(d)	119,100	1,953
Wind River Systems, Inc. (a)	178,700	2,802
Wireless Facilities, Inc. (a)	584,600	3,701

		80,572

Transportation 5.9%

DryShips, Inc. (d)	160,000	2,642
Dynamex, Inc. (a)	110,000	1,874
EGL, Inc. (a)	98,200	1,995
Knight Transportation, Inc.	60,000	1,460
Old Dominion Freight Line, Inc. (a)	80,000	2,146
OMI Corp. (d)	103,400	1,966
US Xpress Enterprises, Inc. ‘A’ (a)	245,000	2,918

		15,001

Total Common Stocks (Cost $221,788)		255,768

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 23.0%

Collateral Invested for Securities on Loan (c) 22.8%

Adirondack 2005-1 Corp.
3.329% due 07/29/2005	$2,000	1,995
3.388% due 09/08/2005	5,000	4,967
Bank of America N.A.
3.518% due 07/01/2005 (b)	4,000	4,000
Bavaria TRR Corp.
3.460% due 07/01/2005	5,000	5,000
3.304% due 07/11/2005	2,000	1,998
3.289% due 07/25/2005	2,000	1,995
Bavaria Universal Funding
3.309% due 07/28/2005	2,000	1,995
Bayerische Landesbank NY
3.320% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	6,000	6,000
Canadian Imperial Bank
3.350% due 07/01/2005	4,371	4,371
CC USA, Inc.
3.267% due 07/05/2005 (b)	2,000	2,002
CIT Group, Inc.
3.207% due 07/29/2005 (b)	2,000	2,009
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	12,000	12,000
Credit Suisse First Boston
3.102% due 07/08/2005 (b)	1,000	1,000
3.502% due 02/27/2006 (b)	1,000	1,001
Davis Square Funding IV Corp.
3.267% due 08/09/2005	1,000	995
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (b)	1,000	1,000
Northern Rock PLC
3.150% due 02/03/2006 (b)	1,000	1,000
Park Sienna LLC
3.316% due 07/20/2005	2,000	1,996
Treasury Bank N.A.
3.280% due 03/15/2006 (b)	2,000	2,000

		58,324

Repurchase Agreement 0.2%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Freddie Mac 5.000% due 07/15/2014 valued at $619. Repurchase proceeds are $604.)	604	604

Total Short-Term Instruments (Cost $58,921)		58,928

Total Investments 122.8% (Cost $280,709)		$314,696

Other Assets and Liabilities (Net) (22.8%)		(58,392)

Net Assets 100.0%		$256,304

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $55,933; cash collateral of $58,231 was received with which the Fund purchased securities.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  37

Schedule of Investments

PEA Target Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.8%

Capital Goods 5.2%

Cooper Industries Ltd. ‘A’	125,000	$7,988
Fluor Corp. (d)	150,000	8,638
ITT Industries, Inc.	175,000	17,085
Rockwell Automation, Inc.	185,000	9,011

		42,722

Communications 2.3%

NeuStar, Inc. ‘A’ (b)	225,000	5,760
NII Holdings, Inc. ‘B’ (b)	200,000	12,788

		18,548

Consumer Discretionary 10.0%
AnnTaylor Stores Corp. (b)	250,000	6,070
Cheesecake Factory, Inc. (b)	125,000	4,341
Chico’s FAS, Inc. (b)(d)	397,500	13,626
Coach, Inc. (b)	375,000	12,589
Harman International Industries, Inc. (d)	100,000	8,136
Michaels Stores, Inc. (d)	400,000	16,548
O’Reilly Automotive, Inc. (b)	200,000	5,962
Ross Stores, Inc.	300,000	8,673
Tempur-Pedic International, Inc. (b)(d)	250,000	5,545

		81,490

Consumer Services 11.6%

Brunswick Corp.	185,000	8,014
Corporate Executive Board Co.	195,000	15,274
Getty Images, Inc. (b)(d)	165,000	12,253
Robert Half International, Inc. (d)	350,000	8,739
Royal Caribbean Cruises Ltd. (d)	250,000	12,090
Starwood Hotels & Resorts Worldwide, Inc. ‘B’ (d)	215,000	12,593
Station Casinos, Inc.	150,000	9,960
UTI Worldwide, Inc. (b)	38,000	2,646
XM Satellite Radio Holdings, Inc. ‘A’ (b)(d)	400,000	13,464

		95,033

Consumer Staples 1.2%

Whole Foods Market, Inc. (d)	80,000	9,464

Energy 3.7%

Murphy Oil Corp.	200,000	10,446
National-Oilwell, Inc. (b)	215,000	10,221
Patterson-UTI Energy, Inc.	350,000	9,740

		30,407

Financial & Business Services 10.3%

AmeriCredit Corp. (b)	175,000	4,462
Ameritrade Holding Corp. (b)	675,000	12,548
Chicago Mercantile Exchange Holdings, Inc.	55,000	16,252
First Marblehead Corp. (b)(d)	250,000	8,765
Legg Mason, Inc. (d)	165,000	17,178
MGIC Investment Corp.	125,000	8,153
St. Joe Co.	200,000	16,308

		83,666

Healthcare 21.9%

Bausch & Lomb, Inc.	125,000	10,375
C.R. Bard, Inc.	150,000	9,977
Express Scripts, Inc. (b)	200,000	9,996
Gen-Probe, Inc. (b)	200,000	7,246
Health Net, Inc. (b)	150,000	5,724
Inamed Corp. (b)	140,000	9,376
Invitrogen Corp. (b)(d)	115,000	9,578
Kinetic Concepts, Inc. (b)(d)	360,000	21,600
LifePoint Hospitals, Inc. (b)	200,000	10,104
Nektar Therapeutics, Inc. (b)(d)	500,000	8,420
PacifiCare Health Systems, Inc. (b)	200,000	14,290
Prestige Brands Holdings, Inc. (b)(d)	500,000	9,750
Quest Diagnostics, Inc. (d)	250,000	13,318
Sepracor, Inc. (b)	115,000	6,901
St. Jude Medical, Inc. (b)	300,000	13,083
Varian Medical Systems, Inc. (b)(d)	300,000	11,199
Zimmer Holdings, Inc. (b)(d)	105,000	7,998

		178,935

Materials & Processing 3.6%

American Standard Cos., Inc.	175,000	7,336
Ecolab, Inc. (d)	350,000	11,326
Vulcan Materials Co. (d)	165,000	10,723

		29,385

Technology 27.3%

Activision, Inc. (b)	325,000	5,369
Altera Corp. (b)(d)	400,000	7,928
Avaya, Inc. (b)	925,000	7,696
Avid Technology, Inc. (b)	170,000	9,058
Broadcom Corp. ‘A’ (b)(d)	325,000	11,541
Citrix Systems, Inc. (b)(d)	550,000	11,913
Cognizant Technology Solutions Corp. ‘A’ (b)	80,000	3,770
Comverse Technology, Inc. (b)	800,000	18,920
Cypress Semiconductor Corp. (b)(d)	868,600	10,936
eBay, Inc. (b)(d)	270,000	8,913
IAC/InterActiveCorp. (b)(d)	285,000	6,854
Juniper Networks, Inc. (b)(d)	675,000	16,997
Marvell Technology Group Ltd. (b)(d)	425,000	16,167
Mercury Interactive Corp. (b)(d)	250,000	9,590
Microchip Technology, Inc.	375,000	11,108
NAVTEQ Corp. (b)	275,000	10,225
Salesforce.com, Inc. (b)(d)	410,000	8,397
Symantec Corp. (b)(d)	600,000	13,044
Tessera Technologies, Inc. (b)	400,000	13,364
TIBCO Software, Inc. (b)	1,800,000	11,772
VERITAS Software Corp. (b)	375,000	9,150

		222,712

Transportation 1.7%

Expeditors International Washington, Inc. (d)	150,000	7,472
JetBlue Airways Corp. (b)(d)	300,000	6,132

		13,604

Total Common Stocks (Cost $645,402)		805,966

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 29.6%

Collateral Invested for Securities on Loan (c) 27.9%

Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$5,000	4,991
3.329% due 07/29/2005	2,300	2,294
3.388% due 09/08/2005	15,000	14,902
Bank of America N.A.
3.518% due 07/01/2005 (a)	1,000	1,000
Bavaria TRR Corp.
3.106% due 07/01/2005	5,000	5,000
3.460% due 07/01/2005	6,500	6,499
3.304% due 07/11/2005	3,000	2,997
3.289% due 07/25/2005	6,000	5,986
Bavaria Universal Funding
3.309% due 07/28/2005	3,000	2,992
Bayerische Landesbank NY
3.320% due 11/23/2005 (a)	1,000	1,000
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (a)	43,000	43,000
Canadian Imperial Bank
3.350% due 07/01/2005	19,048	19,048
CC USA, Inc.
3.267% due 07/05/2005 (a)	5,000	5,006
CIT Group, Inc.
3.207% due 07/29/2005 (a)	5,000	5,023
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (a)	20,000	20,000
Credit Suisse First Boston
3.102% due 07/08/2005 (a)	2,000	2,000
3.507% due 02/27/2006 (a)	9,000	9,006
3.511% due 02/06/2006 (a)	5,000	5,003
Davis Square Funding IV Corp.
3.268% due 08/08/2005	10,000	9,946
3.267% due 08/09/2005	1,000	995
Goldman Sachs Group LP
3.210% due 09/12/2005 (a)	2,000	2,000
Morgan Stanley
3.300% due 02/03/2006 (a)	3,000	3,000
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (a)	1,000	1,000
Northern Rock PLC
3.150% due 02/03/2006 (a)	2,000	2,000
Park Sienna LLC
3.316% due 07/20/2005	5,000	4,990
Sigma Finance, Inc.
3.496% due 01/27/2006 (a)	10,000	10,000
3.270% due 03/06/2006 (a)	15,000	14,997
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (a)	3,000	3,000
Treasury Bank N.A.
3.280% due 03/15/2006 (a)	17,000	17,000
Verizon Network Funding
3.137% due 07/05/2005	3,000	2,999

		227,674

Repurchase Agreement 1.7%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Fannie Mae 3.875% due 11/17/2008 valued at $14,419. Repurchase proceeds are $14,135.)	14,134	14,134

Total Short-Term Instruments (Cost $241,813)		241,808

Total Investments 128.4% (Cost $887,215)		$1,047,774

Other Assets and Liabilities (Net) (28.4%)		(232,038)

Net Assets 100.0%		$815,736

Notes to Schedule of Investments

(amounts in thousands):

(a)	Variable rate security.
(b)	Non-income producing security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $219,548; cash collateral of $226,806 was received with which the Fund purchased securities.

38  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

RCM Large-Cap Growth Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.5%

Aerospace 3.7%

Boeing Co.	131,000	$8,646
United Technologies Corp.	195,500	10,039

		18,685

Capital Goods 4.3%

General Electric Co. (d)	636,000	22,037

Consumer Discretionary 11.8%

Coach, Inc. (a)	202,500	6,798
J.C. Penney Co., Inc.	267,500	14,065
Lowe’s Cos., Inc. (d)	144,000	8,384
Nike, Inc. ‘B’ (d)	127,500	11,042
Target Corp.	146,000	7,944
Walgreen Co.	253,500	11,658

		59,891

Consumer Services 6.6%

Carnival Corp. (d)	194,000	10,583
Marriott International, Inc. ‘A’	113,000	7,709
News Corp. ‘A’	580,000	9,384
Univision Communications, Inc. ‘A’ (a)(d)	216,000	5,951

		33,627

Consumer Staples 5.8%

Gillette Co.	154,500	7,822
PepsiCo, Inc.	254,500	13,725
Procter & Gamble Co. (d)	145,500	7,675

		29,222

Energy 6.6%

ConocoPhillips	178,000	10,233
Noble Corp. (d)	139,500	8,581
Smith International, Inc. (d)	87,500	5,574
XTO Energy, Inc.	269,000	9,143

		33,531

Financial & Business Services 12.9%

AFLAC, Inc. (d)	203,500	8,808
Citigroup, Inc.	393,500	18,192
Franklin Resources, Inc. (d)	159,500	12,278
Merrill Lynch & Co., Inc.	185,500	10,204
U.S. Bancorp (d)	139,000	4,059
Zions Bancorporation	165,000	12,132

		65,673

Healthcare 21.7%

Abbott Laboratories	387,500	18,991
Aetna, Inc. (d)	119,500	9,897
Biogen Idec, Inc. (d)	129,000	4,444
Eli Lilly & Co.	113,500	6,323
Genentech, Inc. (a)	69,800	5,604
Gilead Sciences, Inc. (a)(d)	179,500	7,896
IVAX Corp. (a)	306,000	6,579
Johnson & Johnson	115,000	7,475
Medtronic, Inc.	193,000	9,995
Novartis AG SP - ADR	158,000	7,496
Pfizer, Inc.	356,500	9,832
UnitedHealth Group, Inc.	184,000	9,594
Wyeth	138,000	6,141

		110,267

Technology 25.1%

Apple Computer, Inc. (a)	172,000	6,331
Autodesk, Inc.	143,600	4,936
Broadcom Corp. ‘A’ (a)(d)	214,000	7,599
Corning, Inc. (a)	318,000	5,285
Dell, Inc. (a)(d)	205,500	8,119
EMC Corp. (a)(d)	649,000	8,898
Google, Inc. ‘A’ (a)(d)	41,400	12,178
Juniper Networks, Inc. (a)	389,000	9,795
Marvell Technology Group Ltd. (a)(d)	295,500	11,241
NCR Corp. (a)	179,500	6,304
Oracle Corp. (a)	815,700	10,767
Symantec Corp. (a)	289,000	6,283
Texas Instruments, Inc. (d)	404,000	11,340
VeriSign, Inc. (a)	199,500	5,738
Yahoo!, Inc. (a)(d)	369,000	12,786

		127,600

Total Common Stocks (Cost $451,557)		500,533

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 21.0%

Collateral Invested for Securities on Loan (c) 21.0%

Adirondack 2005-1 Corp.
3.388% due 09/08/2005	$8,000	7,948
Bank of America N.A.
3.518% due 07/01/2005 (b)	1,000	1,000
Bavaria TRR Corp.
3.289% due 07/25/2005	2,000	1,995
Bavaria Universal Funding
3.268% due 07/20/2005	5,000	4,991
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	22,000	22,000
Canadian Imperial Bank
3.350% due 07/01/2005	6,405	6,405
CC USA, Inc.
3.267% due 07/05/2005 (b)	2,000	2,002
CIT Group, Inc.
3.207% due 07/29/2005 (b)	3,000	3,014
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	4,000	4,000
Credit Suisse First Boston
3.502% due 02/27/2006 (b)	1,000	1,001
3.507% due 02/27/2006 (b)	10,000	10,007
CS First Boston USA, Inc.
3.504% due 07/05/2005 (b)	2,000	2,006
Goldman Sachs Group LP
3.210% due 09/12/2005 (b)	15,000	15,003
ING Belgium S.A.
3.400% due 07/01/2005	4,000	4,000
Morgan Stanley
3.300% due 02/03/2006 (b)	3,000	3,000
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (b)	3,000	2,999
Park Sienna LLC
3.316% due 07/20/2005	6,225	6,213
Sierra Madre Funding Delaware Corp.
3.107% due 07/05/2005	1,000	1,000
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	2,000	2,000
Treasury Bank N.A.
3.354% due 02/27/2006 (b)	5,000	5,000
3.280% due 03/15/2006 (b)	1,000	1,000

Total Short-Term Instruments (Cost $106,560)		106,584

Total Investments 119.5% (Cost $558,117)		$607,117

Other Assets and Liabilities (Net) (19.5%)		(98,947)

Net Assets 100.0%		$508,170

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $103,318; cash collateral of $106,388 was received with which the Fund purchased securities.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  39

Schedule of Investments

RCM Mid-Cap Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 99.3%

Aerospace 1.6%

Goodrich Corp.	49,000	$2,007

Building 0.3%

Pulte Homes, Inc.	4,500	379

Capital Goods 2.7%

Chicago Bridge & Iron Co. N.V.	61,900	1,415
Ingersoll-Rand Co. ‘A’	19,500	1,391
Roper Industries, Inc.	7,800	557

		3,363

Communications 2.8%

Amdocs Ltd. (a)	33,000	872
NeuStar, Inc. ‘A’ (a)	40,000	1,024
Nextel Partners, Inc. ‘A’ (a)	59,600	1,500

		3,396

Consumer Discretionary 12.3%

Cheesecake Factory, Inc. (a)	14,900	518
Coach, Inc. (a)	57,050	1,915
Hot Topic, Inc. (a)	58,000	1,109
J.C. Penney Co., Inc.	53,900	2,834
Marvel Enterprises, Inc. (a)(c)	97,200	1,917
Outback Steakhouse, Inc.	42,800	1,936
PETsMART, Inc.	3,600	109
Polo Ralph Lauren Corp. ‘A’	28,100	1,211
Quiksilver, Inc. (a)	127,430	2,036
Williams-Sonoma, Inc. (a)(c)	40,212	1,591

		15,176

Consumer Services 13.9%

Axis Capital Holding, Ltd.	11,417	323
Career Education Corp. (a)	52,600	1,926
Corporate Executive Board Co.	30,300	2,373
Echostar Communications Corp. ‘A’ (a)	14,000	422
Hilton Hotels Corp.	127,300	3,036
Moody’s Corp.	7,450	335
Royal Caribbean Cruises Ltd.	45,300	2,191
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	41,100	2,407
Univision Communications, Inc. ‘A’ (a)	15,200	419
UTI Worldwide, Inc.	25,720	1,791
XM Satellite Radio Holdings, Inc. ‘A’ (a)(c)	54,729	1,842

		17,065

Consumer Staples 5.0%

Clorox Co. (a)	39,400	2,195
Constellation Brands, Inc. ‘A’ (a)	76,900	2,269
Dean Foods Co. (a)	40,700	1,434
TreeHouse Foods, Inc. (a)	8,060	230

		6,128

Energy 7.1%

Arch Coal, Inc. (c)	10,200	556
National-Oilwell, Inc. (a)	14,600	694
Newfield Exploration Co. (a)	12,100	483
Noble Corp. (c)	39,200	2,411
Smith International, Inc.	13,700	873
Ultra Petroleum Corp. (a)	55,100	1,673
Weatherford International Ltd. (a)(c)	24,223	1,404
XTO Energy, Inc.	19,175	652

		8,746

Environmental Services 1.6%

Republic Services, Inc.	54,500	1,963

Financial & Business Services 7.2%

Ameritrade Holding Corp. (a)	9,450	176
CapitalSource, Inc. (a)(c)	84,750	1,664
City National Corp.	21,150	1,517
Franklin Resources, Inc.	4,150	320
Lazard Ltd. SP - CL A (a)(c)	44,600	1,037
Nuveen Investments, Inc. ‘A’	34,700	1,305
OptionsXpress Holding, Inc.	15,800	240
SEI Investments Co.	28,600	1,068
Zions Bancorporation	21,580	1,587

		8,914

Healthcare 17.5%

Aetna, Inc.	2,100	174
Barr Laboratories, Inc. (a)	37,600	1,833
Beckman Coulter, Inc.	19,100	1,214
C.R. Bard, Inc.	17,950	1,194
Caremark Rx, Inc. (a)	39,000	1,736
Celgene Corp. (a)	27,800	1,133
Community Health Systems, Inc. (a)	35,900	1,357
Cytyc Corp. (a)	58,600	1,293
Forest Laboratories, Inc. (a)	3,200	124
Gen-Probe, Inc. (a)	32,900	1,192
Health Net, Inc. (a)	6,300	240
IVAX Corp. (a)	70,300	1,511
Kinetic Concepts, Inc. (a)	14,500	870
LifePoint Hospitals, Inc. (a)	38,900	1,965
Nektar Therapeutics, Inc. (a)	61,700	1,039
PacifiCare Health Systems, Inc. (a)	36,200	2,587
Shire Pharmaceuticals Group PLC SP - ADR (a)	50,000	1,640
United Therapeutics Corp. (a)	5,000	241
Vicuron Pharmaceuticals, Inc. (a)	6,550	183

		21,526

Materials & Processing 5.0%

Air Products & Chemicals, Inc.	21,400	1,290
American Standard Cos., Inc.	59,200	2,482
Rohm & Haas Co.	38,200	1,770
York International Corp.	16,700	635

		6,177

Technology 22.3%

Advanced Micro Devices, Inc. (a)(c)	62,200	1,079
Avocent Corp. (a)	37,000	967
Broadcom Corp. ‘A’ (a)	59,400	2,109
Corning, Inc. (a)	146,200	2,430
Cypress Semiconductor Corp. (a)	69,600	876
F5 Networks, Inc. (a)	34,300	1,620
Fisher Scientific International, Inc. (a)	21,000	1,363
Juniper Networks, Inc. (a)	61,500	1,549
Marvell Technology Group Ltd. (a)	29,700	1,130
McAfee, Inc. (a)	87,450	2,289
Mercury Interactive Corp. (a)(c)	35,100	1,346
Microchip Technology, Inc.	11,300	335
Monster Worldwide, Inc. (a)(c)	54,800	1,572
National Semiconductor Corp.	18,700	412
NAVTEQ Corp. (a)	29,900	1,112
NCR Corp. (a)	35,200	1,236
Red Hat, Inc. (a)(c)	129,300	1,694
SanDisk Corp. (a)	53,200	1,262
Sapient Corp. (a)	150,500	1,193
VeriSign, Inc. (a)	67,426	1,939

		27,513

Total Common Stocks (Cost $114,224)		122,353

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 9.4%

Collateral Invested for Securities on Loan (b) 8.9%

Canadian Imperial Bank
3.350% due 07/01/2005	$4,969	4,969
ING Belgium S.A.
3.400% due 07/01/2005	6,000	6,000

		10,969

Repurchase Agreement 0.5%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Fannie Mae 3.860% due 02/22/2008 valued at $672. Repurchase proceeds are $658.)	658	658

Total Short-Term Instruments (Cost $11,627)		11,627

Total Investments 108.7% (Cost $125,851)		$133,980

Other Assets and Liabilities (Net) (8.7%)		(10,754)

Net Assets 100.0%		$123,226

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $10,597; cash collateral of $10,945 was received with which the Fund purchased securities.

40  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

RCM Targeted Core Growth Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 99.6%

Aerospace 2.9%

United Technologies Corp.	18,000	$924

Capital Goods 4.3%

General Electric Co.	39,000	1,351

Consumer Discretionary 10.6%

Harman International Industries, Inc.	4,000	325
Nike, Inc. ‘B’ (a)	3,700	320
Starbucks Corp. (a)(c)	12,000	620
Target Corp. (c)	16,750	911
Walgreen Co.	25,500	1,173

		3,349

Consumer Services 5.3%

E.W. Scripps Co. ‘A’	10,000	488
Harley-Davidson, Inc.	12,500	620
News Corp. ‘A’	36,000	583

		1,691

Consumer Staples 11.3%

PepsiCo, Inc.	19,000	1,025
Procter & Gamble Co. (c)	14,500	765
SYSCO Corp.	18,075	654
Whole Foods Market, Inc. (c)	2,800	331
Wm. Wrigley Jr. Co.	11,500	792

		3,567

Energy 7.9%

BP PLC SP - ADR	11,500	717
Schlumberger Ltd. (c)	14,000	1,063
Smith International, Inc. (c)	11,075	706

		2,486

Financial & Business Services 9.0%

City National Corp.	13,600	975
Franklin Resources, Inc.	4,500	346
Lazard Ltd. SP - ‘A’ (a)(c)	17,500	407
Merrill Lynch & Co., Inc.	20,000	1,100

		2,828

Healthcare 19.2%

Abbott Laboratories	21,000	1,029
Amgen, Inc. (a)(c)	10,800	653
Genentech, Inc. (a)(c)	7,900	634
Johnson & Johnson	14,000	910
Medtronic, Inc.	18,000	932
Nektar Therapeutics, Inc. (a)(c)	20,075	338
Stryker Corp.	13,500	642
UnitedHealth Group, Inc. (a)	17,800	928

		6,066

Technology 27.1%

Apple Computer, Inc. (a)	13,500	497
Dell, Inc. (a)	25,100	992
Gentex Corp. (c)	36,000	655
Google, Inc. ‘A’ (a)	2,300	677
Juniper Networks, Inc. (a)	42,500	1,070
Macromedia, Inc. (a)	14,000	535
Marvell Technology Group Ltd. (a)	27,500	1,046
Microsoft Corp.	22,500	559
Oracle Corp. (a)	65,000	858
Symantec Corp. (a)	27,000	587
Yahoo!, Inc. (a)(c)	31,500	1,092

		8,568

Transportation 2.0%

United Parcel Service, Inc. ‘B’	9,000	623

Total Common Stocks (Cost $26,370)		31,453

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 24.6%

Collateral Invested for Securities on Loan (b) 23.8%

Adirondack 2005-1 Corp.
3.388% due 09/08/2005	$300	298
Bank of America N.A.
3.518% due 07/01/2005 (d)	1,500	1,500
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (d)	1,000	1,000
Canadian Imperial Bank
3.350% due 07/01/2005	921	921
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (d)	1,800	1,800
Davis Square Funding IV Corp.
3.267% due 08/09/2005	300	299
ING Belgium S.A.
3.400% due 07/01/2005	1,700	1,700

		7,518

Repurchase Agreement 0.8%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $243. Repurchase proceeds are $235.)	235	235

Total Short-Term Instruments (Cost $7,753)		7,753

Total Investments 124.2% (Cost $34,123)		$39,206

Other Assets and Liabilities (Net) (24.2%)		(7,638)

Net Assets 100.0%		$31,568

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $7,299; cash collateral of $7,500 was received with which the Fund purchased securities.
(d)	Variable rate security.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  41

Financial Highlights

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
AMM Asset Allocation Fund

Class A
06/30/2005	$10.60	$0.22	(a)	$0.50	(a)	$0.72	$(0.24)	$0.00	$0.00
06/30/2004	9.28	0.24	(a)	1.29	(a)	1.53	(0.21)	0.00	0.00
06/30/2003	9.24	0.25	(a)	0.03	(a)	0.28	(0.24)	0.00	0.00
06/30/2002	9.92	0.37	(a)	(0.80	)(a)	(0.43)	(0.25)	0.00	0.00
06/30/2001	11.48	0.61	(a)	(0.80	)(a)	(0.19)	(0.59)	(0.69)	(0.09)
Class B
06/30/2005	10.55	0.14	(a)	0.48	(a)	0.62	(0.16)	0.00	0.00
06/30/2004	9.25	0.17	(a)	1.29	(a)	1.46	(0.16)	0.00	0.00
06/30/2003	9.21	0.18	(a)	0.04	(a)	0.22	(0.18)	0.00	0.00
06/30/2002	9.90	0.32	(a)	(0.82	)(a)	(0.50)	(0.19)	0.00	0.00
06/30/2001	11.46	0.53	(a)	(0.80	)(a)	(0.27)	(0.52)	(0.69)	(0.08)
Class C
06/30/2005	10.55	0.14	(a)	0.48	(a)	0.62	(0.16)	0.00	0.00
06/30/2004	9.25	0.16	(a)	1.26	(a)	1.42	(0.12)	0.00	0.00
06/30/2003	9.21	0.18	(a)	0.03	(a)	0.21	(0.17)	0.00	0.00
06/30/2002	9.89	0.32	(a)	(0.81	)(a)	(0.49)	(0.19)	0.00	0.00
06/30/2001	11.46	0.53	(a)	(0.81	)(a)	(0.28)	(0.52)	(0.69)	(0.08)

CCM Capital Appreciation Fund

Class A
06/30/2005	$16.28	$0.08	(a)	$1.64	(a)	$1.72	$(0.07)	$0.00	$0.00
06/30/2004	14.03	(0.01	)(a)	2.26	(a)	2.25	0.00	0.00	0.00
06/30/2003	14.64	(0.01	)(a)	(0.60	)(a)	(0.61)	0.00	0.00	0.00
06/30/2002	17.54	0.02	(a)	(2.90	)(a)	(2.88)	(0.02)	0.00	0.00
06/30/2001	26.94	0.03	(a)	(1.36	)(a)	(1.33)	(0.09)	(7.98)	0.00
Class B
06/30/2005	15.34	(0.04	)(a)	1.53	(a)	1.49	(0.01)	0.00	0.00
06/30/2004	13.31	(0.12	)(a)	2.15	(a)	2.03	0.00	0.00	0.00
06/30/2003	14.00	(0.10	)(a)	(0.59	)(a)	(0.69)	0.00	0.00	0.00
06/30/2002	16.88	(0.10	)(a)	(2.78	)(a)	(2.88)	0.00	0.00	0.00
06/30/2001	26.30	(0.13	)(a)	(1.30	)(a)	(1.43)	(0.01)	(7.98)	0.00
Class C
06/30/2005	15.37	(0.04	)(a)	1.54	(a)	1.50	(0.02)	0.00	0.00
06/30/2004	13.34	(0.12	)(a)	2.15	(a)	2.03	0.00	0.00	0.00
06/30/2003	14.03	(0.10	)(a)	(0.59	)(a)	(0.69)	0.00	0.00	0.00
06/30/2002	16.91	(0.10	)(a)	(2.78	)(a)	(2.88)	0.00	0.00	0.00
06/30/2001	26.34	(0.13	)(a)	(1.31	)(a)	(1.44)	(0.01)	(7.98)	0.00

CCM Mid-Cap Fund

Class A
06/30/2005	$21.26	$(0.02	)(a)	$3.23	(a)	$3.21	$0.00	$0.00	$0.00
06/30/2004	17.28	(0.06	)(a)	4.04	(a)	3.98	0.00	0.00	0.00
06/30/2003	17.73	(0.05	)(a)	(0.40	)(a)	(0.45)	0.00	0.00	0.00
06/30/2002	21.02	0.01	(a)	(3.17	)(a)	(3.16)	(0.11)	0.00	(0.02)
06/30/2001	30.57	0.10	(a)	(0.76	)(a)	(0.66)	(0.10)	(8.79)	0.00
Class B
06/30/2005	20.10	(0.17	)(a)	3.03	(a)	2.86	0.00	0.00	0.00
06/30/2004	16.46	(0.19	)(a)	3.83	(a)	3.64	0.00	0.00	0.00
06/30/2003	17.03	(0.16	)(a)	(0.41	)(a)	(0.57)	0.00	0.00	0.00
06/30/2002	20.27	(0.13	)(a)	(3.04	)(a)	(3.17)	(0.06)	0.00	(0.01)
06/30/2001	29.87	(0.08	)(a)	(0.72	)(a)	(0.80)	(0.01)	(8.79)	0.00
Class C
06/30/2005	20.11	(0.17	)(a)	3.03	(a)	2.86	0.00	0.00	0.00
06/30/2004	16.47	(0.19	)(a)	3.83	(a)	3.64	0.00	0.00	0.00
06/30/2003	17.03	(0.16	)(a)	(0.40	)(a)	(0.56)	0.00	0.00	0.00
06/30/2002	20.28	(0.13	)(a)	(3.05	)(a)	(3.18)	(0.06)	0.00	(0.01)
06/30/2001	29.88	(0.09	)(a)	(0.72	)(a)	(0.81)	0.00	(8.79)	0.00

42  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Selected Per Share Data for the Year Ended:	Total Distributions	Fund Redemption Fee	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
AMM Asset Allocation Fund

Class A
06/30/2005	$(0.24)	$0.00	$11.08	6.84%	$48,049	0.65	%(e)	2.04%	25%
06/30/2004	(0.21)	0.00	10.60	16.21	35,618	0.65	(e)	2.34	23
06/30/2003	(0.24)	0.00	9.28	3.15	11,675	0.65	(e)	2.86	13
06/30/2002	(0.25)	0.00	9.24	(4.39)	4,867	0.65	(e)	3.77	24
06/30/2001	(1.37)	0.00	9.92	(1.92)	3,044	0.65	(e)	5.65	39
Class B
06/30/2005	(0.16)	0.00	11.01	5.91	71,858	1.40	(e)	1.30	25
06/30/2004	(0.16)	0.00	10.55	15.39	62,692	1.40	(e)	1.64	23
06/30/2003	(0.18)	0.00	9.25	2.44	15,617	1.40	(e)	2.12	13
06/30/2002	(0.19)	0.00	9.21	(5.15)	10,675	1.40	(e)	3.29	24
06/30/2001	(1.29)	0.00	9.90	(2.62)	5,038	1.40	(e)	4.90	39
Class C
06/30/2005	(0.16)	0.00	11.01	5.92	120,586	1.40	(e)	1.31	25
06/30/2004	(0.12)	0.00	10.55	15.35	100,419	1.40	(e)	1.61	23
06/30/2003	(0.17)	0.00	9.25	2.40	39,761	1.40	(e)	2.10	13
06/30/2002	(0.19)	0.00	9.21	(5.05)	32,778	1.40	(e)	3.34	24
06/30/2001	(1.29)	0.00	9.89	(2.71)	13,349	1.40	(e)	4.90	39

CCM Capital Appreciation Fund

Class A
06/30/2005	$(0.07)	$0.00	$17.93	10.58%	$271,755	1.11	%(b)	0.48%	137%
06/30/2004	0.00	0.00	16.28	16.04	174,260	1.11	(b)	(0.05)	148
06/30/2003	0.00	0.00	14.03	(4.17)	147,590	1.10		(0.07)	161
06/30/2002	(0.02)	0.00	14.64	(16.43)	123,754	1.11	(b)	0.10	110
06/30/2001	(8.07)	0.00	17.54	(9.15)	111,193	1.10		0.14	112
Class B
06/30/2005	(0.01)	0.00	16.82	9.74	67,785	1.86	(d)	(0.24)	137
06/30/2004	0.00	0.00	15.34	15.25	70,884	1.86	(c)	(0.80)	148
06/30/2003	0.00	0.00	13.31	(4.93)	63,258	1.85		(0.82)	161
06/30/2002	0.00	0.00	14.00	(17.06)	62,447	1.86	(c)	(0.64)	110
06/30/2001	(7.99)	0.00	16.88	(9.83)	70,991	1.85		(0.60)	112
Class C
06/30/2005	(0.02)	0.00	16.85	9.74	111,461	1.86	(d)	(0.24)	137
06/30/2004	0.00	0.00	15.37	15.22	101,288	1.86	(c)	(0.80)	148
06/30/2003	0.00	0.00	13.34	(4.90)	85,969	1.85		(0.82)	161
06/30/2002	0.00	0.00	14.03	(17.03)	78,517	1.86	(c)	(0.65)	110
06/30/2001	(7.99)	0.00	16.91	(9.86)	83,843	1.85		(0.60)	112

CCM Mid-Cap Fund

Class A
06/30/2005	$0.00	$0.00	$24.47	15.10%	$209,885	1.11	%(b)	(0.08)%	140%
06/30/2004	0.00	0.00	21.26	23.03	145,095	1.11	(b)	(0.29)	165
06/30/2003	0.00	0.00	17.28	(2.54)	109,110	1.11	(b)	(0.34)	155
06/30/2002	(0.13)	0.00	17.73	(15.04)	98,235	1.11	(b)	0.04	168
06/30/2001	(8.89)	0.00	21.02	(5.66)	137,944	1.10		0.40	153
Class B
06/30/2005	0.00	0.00	22.96	14.23	61,076	1.86	(d)	(0.84)	140
06/30/2004	0.00	0.00	20.10	22.11	63,988	1.86	(d)	(1.04)	165
06/30/2003	0.00	0.00	16.46	(3.35)	56,490	1.86	(d)	(1.08)	155
06/30/2002	(0.07)	0.00	17.03	(15.65)	69,886	1.86	(d)	(0.72)	168
06/30/2001	(8.80)	0.00	20.27	(6.34)	88,901	1.85		(0.34)	153
Class C
06/30/2005	0.00	0.00	22.97	14.22	88,789	1.86	(d)	(0.83)	140
06/30/2004	0.00	0.00	20.11	22.10	79,106	1.86	(d)	(1.04)	165
06/30/2003	0.00	0.00	16.47	(3.29)	69,989	1.86	(d)	(1.09)	155
06/30/2002	(0.07)	0.00	17.03	(15.69)	80,865	1.86	(d)	(0.72)	168
06/30/2001	(8.79)	0.00	20.28	(6.36)	102,653	1.85		(0.34)	153

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.85%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(e)	Ratio of expenses to average net assets excluding underlying Funds’ expenses in which the Fund invests.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  43

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
NACM Flex-Cap Value Fund

Class A
06/30/2005	$15.24	$0.10	(a)	$1.23	(a)	$1.33	$0.00	$(0.83)	$0.00
06/30/2004	12.36	0.02	(a)	3.32	(a)	3.34	(0.04)	(0.42)	0.00
07/19/2002 - 06/30/2003	10.00	0.07	(a)	2.51	(a)	2.58	(0.05)	(0.17)	0.00
Class B
06/30/2005	15.06	(0.01	)(a)	1.21	(a)	1.20	0.00	(0.83)	0.00
06/30/2004	12.30	(0.08	)(a)	3.29	(a)	3.21	(0.03)	(0.42)	0.00
07/19/2002 - 06/30/2003	10.00	(0.02	)(a)	2.51	(a)	2.49	(0.02)	(0.17)	0.00
Class C
06/30/2005	15.06	(0.01	)(a)	1.21	(a)	1.20	0.00	(0.83)	0.00
06/30/2004	12.29	(0.09	)(a)	3.29	(a)	3.20	(0.01)	(0.42)	0.00
07/19/2002 - 06/30/2003	10.00	(0.01	)(a)	2.50	(a)	2.49	(0.03)	(0.17)	0.00

NACM Growth Fund

Class A
06/30/2005	$11.94	$0.01	(a)	$1.06	(a)	$1.07	$0.00	$(0.29)	$0.00
06/30/2004	11.21	(0.07	)(a)	0.93	(a)	0.86	0.00	(0.13)	0.00
07/19/2002 - 06/30/2003	10.00	(0.03	)(a)	1.24	(a)	1.21	0.00	0.00	0.00
Class B
06/30/2005	11.76	(0.08	)(a)	1.05	(a)	0.97	0.00	(0.29)	0.00
06/30/2004	11.13	(0.15	)(a)	0.91	(a)	0.76	0.00	(0.13)	0.00
07/19/2002 - 06/30/2003	10.00	(0.10	)(a)	1.23	(a)	1.13	0.00	0.00	0.00
Class C
06/30/2005	11.76	(0.08	)(a)	1.04	(a)	0.96	0.00	(0.29)	0.00
06/30/2004	11.13	(0.15	)(a)	0.91	(a)	0.76	0.00	(0.13)	0.00
07/19/2002 - 06/30/2003	10.00	(0.10	)(a)	1.23	(a)	1.13	0.00	0.00	0.00

NFJ Dividend Value Fund

Class A
06/30/2005	$12.48	$0.30	(a)	$1.37	(a)	$1.67	$(0.29)	$(0.15)	$0.00
06/30/2004	10.47	0.29	(a)	2.04	(a)	2.33	(0.23)	(0.09)	0.00
06/30/2003	11.31	0.30	(a)	(0.31	)(a)	(0.01)	(0.33)	(0.50)	0.00
10/31/2001 - 06/30/2002	11.31	0.19	(a)	0.96	(a)	1.15	(0.29)	(0.86)	0.00
Class B
06/30/2005	12.39	0.20	(a)	1.35	(a)	1.55	(0.21)	(0.15)	0.00
06/30/2004	10.41	0.19	(a)	2.04	(a)	2.23	(0.16)	(0.09)	0.00
06/30/2003	11.29	0.23	(a)	(0.32	)(a)	(0.09)	(0.29)	(0.50)	0.00
10/31/2001 - 06/30/2002	11.31	0.13	(a)	0.97	(a)	1.10	(0.26)	(0.86)	0.00
Class C
06/30/2005	12.38	0.20	(a)	1.36	(a)	1.56	(0.21)	(0.15)	0.00
06/30/2004	10.40	0.19	(a)	2.04	(a)	2.23	(0.16)	(0.09)	0.00
06/30/2003	11.28	0.23	(a)	(0.31	)(a)	(0.08)	(0.30)	(0.50)	0.00
10/31/2001 - 06/30/2002	11.31	0.13	(a)	0.96	(a)	1.09	(0.26)	(0.86)	0.00

NFJ Large-Cap Value Fund

Class A
06/30/2005	$14.58	$0.23	(a)	$1.94	(a)	$2.17	$(0.20)	$(0.59)	$0.00
06/30/2004	12.22	0.17	(a)	2.37	(a)	2.54	(0.18)	0.00	0.00
07/19/2002 - 06/30/2003	11.07	0.23	(a)	1.39	(a)	1.62	(0.21)	(0.26)	0.00
Class B
06/30/2005	14.49	0.11	(a)	1.93	(a)	2.04	(0.12)	(0.59)	0.00
06/30/2004	12.16	0.07	(a)	2.36	(a)	2.43	(0.10)	0.00	0.00
07/19/2002 - 06/30/2003	11.07	0.14	(a)	1.38	(a)	1.52	(0.17)	(0.26)	0.00

44  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
NACM Flex-Cap Value Fund

Class A
06/30/2005	$(0.83)	$0.02	(a)	$15.76	8.77%	$2,696	1.38	%(p)(q)	0.61%	150%
06/30/2004	(0.46)	0.00		15.24	27.33	1,545	1.40		0.17	145
07/19/2002 - 06/30/2003	(0.22)	0.00		12.36	26.06	36	1.41	*(i)(m)	0.70 *	173
Class B
06/30/2005	(0.83)	0.02	(a)	15.45	7.99	2,657	2.12	(o)(q)	(0.07)	150
06/30/2004	(0.45)	0.00		15.06	26.39	1,237	2.15		(0.58)	145
07/19/2002 - 06/30/2003	(0.19)	0.00		12.30	25.09	52	2.16	*(j)(n)	(0.19)*	173
Class C
06/30/2005	(0.83)	0.02	(a)	15.45	7.99	5,155	2.12	(o)(q)	(0.08)	150
06/30/2004	(0.43)	0.00		15.06	26.36	2,107	2.15		(0.60)	145
07/19/2002 - 06/30/2003	(0.20)	0.00		12.29	25.12	103	2.16	*(k)(n)	(0.14)*	173

NACM Growth Fund

Class A
06/30/2005	$(0.29)	$0.00		$12.72	8.95%	$587	1.23	%(b)(q)	0.10%	274%
06/30/2004	(0.13)	0.00		11.94	7.71	481	1.26	(g)	(0.55)	160
07/19/2002 - 06/30/2003	0.00	0.00		11.21	12.10	81	1.25	*(d)	(0.28)*	167
Class B
06/30/2005	(0.29)	0.00		12.44	8.23	1,400	1.97	(q)(t)	(0.64)	274
06/30/2004	(0.13)	0.00		11.76	6.87	672	2.00		(1.30)	160
07/19/2002 - 06/30/2003	0.00	0.00		11.13	11.30	160	2.00	*(e)	(0.95)*	167
Class C
06/30/2005	(0.29)	0.00		12.43	8.15	486	1.98	(q)(c)	(0.66)	274
06/30/2004	(0.13)	0.00		11.76	6.87	357	2.01	(h)	(1.30)	160
07/19/2002 - 06/30/2003	0.00	0.00		11.13	11.30	118	2.00	*(l)	(1.00)*	167

NFJ Dividend Value Fund

Class A
06/30/2005	$(0.44)	$0.00		$13.71	13.54%	$268,945	1.17	%(q)(s)	2.28%	30%
06/30/2004	(0.32)	0.00		12.48	22.46	88,569	1.20		2.40	36
06/30/2003	(0.83)	0.00		10.47	0.49	12,878	1.20		3.07	43
10/31/2001 - 06/30/2002	(1.15)	0.00		11.31	10.51	1,637	1.20	*	2.39 *	50
Class B
06/30/2005	(0.36)	0.00		13.58	12.57	122,934	1.92	(q)(r)	1.53	30
06/30/2004	(0.25)	0.00		12.39	21.57	51,301	1.95		1.64	36
06/30/2003	(0.79)	0.00		10.41	(0.27)	8,913	1.95		2.31	43
10/31/2001 - 06/30/2002	(1.12)	0.00		11.29	10.10	1,230	1.95	*	1.68 *	50
Class C
06/30/2005	(0.36)	0.00		13.58	12.70	270,801	1.92	(q)(r)	1.53	30
06/30/2004	(0.25)	0.00		12.38	21.57	88,221	1.95		1.64	36
06/30/2003	(0.80)	0.00		10.40	(0.26)	17,843	1.95		2.32	43
10/31/2001 - 06/30/2002	(1.12)	0.00		11.28	9.96	2,141	1.95	*	1.68 *	50

NFJ Large-Cap Value Fund

Class A
06/30/2005	$(0.79)	$0.01	(a)	$15.97	15.24%	$17,189	1.16	%(f)(q)	1.49%	35%
06/30/2004	(0.18)	0.00		14.58	20.92	3,723	1.20		1.25	99
07/19/2002 - 06/30/2003	(0.47)	0.00		12.22	14.85	431	1.20	*	2.12 *	54
Class B
06/30/2005	(0.71)	0.01	(a)	15.83	14.37	13,298	1.89	(q)(u)	0.74	35
06/30/2004	(0.10)	0.00		14.49	20.07	2,088	1.95		0.52	99
07/19/2002 - 06/30/2003	(0.43)	0.00		12.16	13.98	263	1.95	*	1.33 *	54

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.22%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.97%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 21.70%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 29.64%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 2.00%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 11.60%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 12.55%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 14.72%.
(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 27.10%.
(m)	Ratio of expenses to average net assets excluding trustees’ expense is 1.40%.
(n)	Ratio of expenses to average net assets excluding trustees’ expense is 2.15%.
(o)	Ratio of expenses to average net assets excluding trustees’ expense is 2.11%.
(p)	Ratio of expenses to average net assets excluding trustees’ expense is 1.37%.
(q)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(r)	Ratio of expenses to average net assets excluding trustees’ expense is 1.91%.
(s)	Ratio of expenses to average net assets excluding trustees’ expense is 1.16%.
(t)	Ratio of expenses to average net assets excluding trustees’ expense is 1.96%.
(u)	Ratio of expenses to average net assets excluding trustees’ expense is 1.88%.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  45

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
NFJ Large-Cap Value Fund (Cont.)

Class C
06/30/2005	$14.49	$0.11	(a)	$1.92	(a)	$2.03	$(0.11)	$(0.59)	$0.00
06/30/2004	12.16	0.08	(a)	2.35	(a)	2.43	(0.10)	0.00	0.00
07/19/2002 - 06/30/2003	11.07	0.15	(a)	1.38	(a)	1.53	(0.18)	(0.26)	0.00

NFJ Small-Cap Value Fund

Class A
06/30/2005	$27.30	$0.52	(a)	$4.43	(a)	$4.95	$(0.39)	$(1.60)	$0.00
06/30/2004	21.59	0.49	(a)	5.72	(a)	6.21	(0.27)	(0.23)	0.00
06/30/2003	21.51	0.35	(a)	(0.01	)(a)	0.34	(0.21)	(0.05)	0.00
06/30/2002	19.02	0.33	(a)	2.27	(a)	2.60	(0.11)	0.00	0.00
06/30/2001	14.12	0.35	(a)	4.90	(a)	5.25	(0.35)	0.00	0.00
Class B
06/30/2005	26.65	0.29	(a)	4.32	(a)	4.61	(0.30)	(1.60)	0.00
06/30/2004	21.17	0.29	(a)	5.61	(a)	5.90	(0.19)	(0.23)	0.00
06/30/2003	21.19	0.19	(a)	(0.01	)(a)	0.18	(0.15)	(0.05)	0.00
06/30/2002	18.84	0.18	(a)	2.23	(a)	2.41	(0.06)	0.00	0.00
06/30/2001	14.04	0.23	(a)	4.87	(a)	5.10	(0.30)	0.00	0.00
Class C
06/30/2005	26.69	0.29	(a)	4.32	(a)	4.61	(0.30)	(1.60)	0.00
06/30/2004	21.21	0.29	(a)	5.61	(a)	5.90	(0.19)	(0.23)	0.00
06/30/2003	21.23	0.20	(a)	(0.02	)(a)	0.18	(0.15)	(0.05)	0.00
06/30/2002	18.86	0.18	(a)	2.24	(a)	2.42	(0.05)	0.00	0.00
06/30/2001	14.06	0.23	(a)	4.87	(a)	5.10	(0.30)	0.00	0.00

OCC Core Equity Fund

Class A
03/31/2005 - 06/30/2005	$10.00	$0.02	(a)	$0.23	(a)	$0.25	$0.00	$0.00	$0.00
Class C
03/31/2005 - 06/30/2005	10.00	0.00	(a)	0.23	(a)	0.23	0.00	0.00	0.00

OCC Value Fund

Class A
06/30/2005	$17.16	$0.14	(a)	$0.48	(a)	$0.62	$(0.07)	$(0.46)	$0.00
06/30/2004	12.71	0.10	(a)	4.41	(a)	4.51	(0.06)	0.00	0.00
06/30/2003	13.75	0.10	(a)	(0.56	)(a)	(0.46)	0.00	(0.58)	0.00
06/30/2002	16.12	0.09	(a)	(0.55	)(a)	(0.46)	0.00	(1.91)	0.00
06/30/2001	11.38	0.13	(a)	4.70	(a)	4.83	(0.09)	0.00	0.00
Class B
06/30/2005	16.69	0.01	(a)	0.48	(a)	0.49	(0.02)	(0.46)	0.00
06/30/2004	12.42	(0.02	)(a)	4.31	(a)	4.29	(0.02)	0.00	0.00
06/30/2003	13.55	0.01	(a)	(0.56	)(a)	(0.55)	0.00	(0.58)	0.00
06/30/2002	16.02	(0.03	)(a)	(0.53	)(a)	(0.56)	0.00	(1.91)	0.00
06/30/2001	11.36	0.02	(a)	4.69	(a)	4.71	(0.05)	0.00	0.00
Class C
06/30/2005	16.70	0.01	(a)	0.47	(a)	0.48	(0.02)	(0.46)	0.00
06/30/2004	12.43	(0.02	)(a)	4.31	(a)	4.29	(0.02)	0.00	0.00
06/30/2003	13.55	0.01	(a)	(0.55	)(a)	(0.54)	0.00	(0.58)	0.00
06/30/2002	16.03	(0.03	)(a)	(0.54	)(a)	(0.57)	0.00	(1.91)	0.00
06/30/2001	11.36	0.02	(a)	4.70	(a)	4.72	(0.05)	0.00	0.00

PEA Growth Fund

Class A
06/30/2005	$19.94	$0.04	(a)	$0.57	(a)	$0.61	$0.00	$0.00	$0.00
06/30/2004	16.70	(0.06	)(a)	3.30	(a)	3.24	0.00	0.00	0.00
06/30/2003	18.10	(0.03	)(a)	(1.37	)(a)	(1.40)	0.00	0.00	0.00
06/30/2002	24.55	(0.06	)(a)	(6.23	)(a)	(6.29)	0.00	(0.16)	0.00
06/30/2001	38.94	(0.19	)(a)	(11.85	)(a)	(12.04)	0.00	(2.35)	0.00

46  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Redemption Fee		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
NFJ Large-Cap Value Fund (Cont.)

Class C
06/30/2005	$(0.70)	$0.01	(a)	$15.83		14.33%		$16,576	1.91	%(f)(j)	0.73%	35%
06/30/2004	(0.10)	0.00		14.49		20.05		3,612	1.95		0.56	99
07/19/2002 - 06/30/2003	(0.44)	0.00		12.16		14.02		735	1.95	*	1.39 *	54

NFJ Small-Cap Value Fund
Class A
06/30/2005	$(1.99)	$0.00		$30.26		18.55%		$1,566,529	1.26	%(g)(i)	1.83%	20%
06/30/2004	(0.50)	0.00		27.30		29.04		1,177,495	1.26	(g)	1.98	30
06/30/2003	(0.26)	0.00		21.59		1.72		662,081	1.25		1.76	20
06/30/2002	(0.11)	0.00		21.51		13.76		300,091	1.25		1.65	40
06/30/2001	(0.35)	0.00		19.02		37.74		150,151	1.25		2.13	41
Class B
06/30/2005	(1.90)	0.00		29.36		17.66		321,909	2.01	(h)(i)	1.05	20
06/30/2004	(0.42)	0.00		26.65		28.11		328,265	2.01	(h)	1.19	30
06/30/2003	(0.20)	0.00		21.17		0.95		249,479	2.00		0.99	20
06/30/2002	(0.06)	0.00		21.19		12.87		187,693	2.00		0.90	40
06/30/2001	(0.30)	0.00		18.84		36.80		79,803	2.00		1.39	41
Class C
06/30/2005	(1.90)	0.00		29.40		17.64		589,448	2.01	(h)(i)	1.06	20
06/30/2004	(0.42)	0.00		26.69		28.08		563,018	2.01	(h)	1.20	30
06/30/2003	(0.20)	0.00		21.21		0.96		388,065	2.00		1.01	20
06/30/2002	(0.05)	0.00		21.23		12.89		234,129	2.00		0.90	40
06/30/2001	(0.30)	0.00		18.86		36.75		109,519	2.00		1.38	41

OCC Core Equity Fund

Class A
03/31/2005 - 06/30/2005	$0.00	$0.00		$10.25		2.50%		$10	1.14	%(k)*	0.74%*	13%
Class C
03/31/2005 - 06/30/2005	0.00	0.00		10.23		2.30		10	1.92	(l)*	(0.04)*	13

OCC Value Fund

Class A
06/30/2005	$(0.53)	$0.00		$17.25	(m)	3.60	%(m)	$930,699	1.11	%(b)(i)	0.80%	101%
06/30/2004	(0.06)	0.00		17.16		35.58		867,400	1.11	(b)	0.61	67
06/30/2003	(0.58)	0.00		12.71		(2.80)		275,622	1.10		0.87	152
06/30/2002	(1.91)	0.00		13.75		(3.72)		226,825	1.10		0.59	190
06/30/2001	(0.09)	0.00		16.12		42.61		46,410	1.10		0.90	204
Class B
06/30/2005	(0.48)	0.00		16.70	(n)	2.87	(n)	506,068	1.86	(c)(i)	0.05	101
06/30/2004	(0.02)	0.00		16.69		34.55		475,577	1.86	(c)	(0.14)	67
06/30/2003	(0.58)	0.00		12.42		(3.53)		241,311	1.85		0.12	152
06/30/2002	(1.91)	0.00		13.55		(4.41)		202,258	1.85		(0.19)	190
06/30/2001	(0.05)	0.00		16.02		41.50		59,708	1.85		0.15	204
Class C
06/30/2005	(0.48)	0.00		16.70	(o)	2.82	(o)	728,865	1.86	(c)(i)	0.05	101
06/30/2004	(0.02)	0.00		16.70		34.53		699,047	1.86	(c)	(0.14)	67
06/30/2003	(0.58)	0.00		12.43		(3.45)		315,256	1.85		0.12	152
06/30/2002	(1.91)	0.00		13.55		(4.48)		266,741	1.85		(0.21)	190
06/30/2001	(0.05)	0.00		16.03		41.59		100,166	1.85		0.17	204

PEA Growth Fund

Class A
06/30/2005	$0.00	$0.00		$20.55	(p)	3.06	%(p)	$85,553	1.16	%(e)	0.19%	39%
06/30/2004	0.00	0.00		19.94	(d)	19.40	(d)	101,505	1.16	(e)	(0.31)	71
06/30/2003	0.00	0.00		16.70		(7.73)		94,428	1.16	(e)	(0.19)	70
06/30/2002	(0.16)	0.00		18.10		(25.73)		136,908	1.16	(e)	(0.27)	76
06/30/2001	(2.35)	0.00		24.55		(32.40)		173,990	1.15		(0.58)	85

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(d)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the investment manager had not made repayments, end of period net asset value and total return would have been $19.91 and 19.21%, respectively.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.90%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 2.00%.
(i)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(j)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.95%.
(m)	Repayments by the investment manager increased the end of period net asset value per share by $0.01 and total return by 0.05%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.24 and 3.55%, respectively.
(n)	Repayments by the investment manager increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the investment manager had not made repayments, end of period net asset value and total return would have been $16.69 and 2.83%, respectively.
(o)	Repayments by the investment manager increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the investment manager had not made repayments, end of period net asset value and total return would have been $16.69 and 2.78%, respectively.
(p)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.13%. If the investment manager had not made repayments, end of period net asset value and total return would have been $20.52 and 2.93%, respectively.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  47

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
PEA Growth Fund (Cont.)

Class B
06/30/2005	$17.04	$(0.09	)(a)	$0.48	(a)	$0.39	$0.00	$0.00	$0.00
06/30/2004	14.38	(0.17	)(a)	2.83	(a)	2.66	0.00	0.00	0.00
06/30/2003	15.71	(0.13	)(a)	(1.20	)(a)	(1.33)	0.00	0.00	0.00
06/30/2002	21.49	(0.19	)(a)	(5.43	)(a)	(5.62)	0.00	(0.16)	0.00
06/30/2001	34.66	(0.37	)(a)	(10.45	)(a)	(10.82)	0.00	(2.35)	0.00
Class C
06/30/2005	17.04	(0.09	)(a)	0.48	(a)	0.39	0.00	0.00	0.00
06/30/2004	14.38	(0.17	)(a)	2.83	(a)	2.66	0.00	0.00	0.00
06/30/2003	15.71	(0.13	)(a)	(1.20	)(a)	(1.33)	0.00	0.00	0.00
06/30/2002	21.49	(0.19	)(a)	(5.43	)(a)	(5.62)	0.00	(0.16)	0.00
06/30/2001	34.66	(0.38	)(a)	(10.44	)(a)	(10.82)	0.00	(2.35)	0.00

PEA Growth & Income Fund

Class A
06/30/2005	$7.58	$0.07	(a)	$0.35	(a)	$0.42	$(0.09)	$0.00	$0.00
06/30/2004	6.51	0.08	(a)	1.09	(a)	1.17	(0.10)	0.00	0.00
06/30/2003	6.97	0.08	(a)	(0.45	)(a)	(0.37)	(0.09)	0.00	0.00
06/30/2002	9.20	0.08	(a)	(2.27	)(a)	(2.19)	(0.04)	0.00	0.00
07/31/2000 - 06/30/2001	13.11	0.04	(a)	(0.27	)(a)	(0.23)	(0.05)	(3.63)	0.00
Class B
06/30/2005	7.47	0.01	(a)	0.35	(a)	0.36	(0.04)	0.00	0.00
06/30/2004	6.42	0.03	(a)	1.07	(a)	1.10	(0.05)	0.00	0.00
06/30/2003	6.89	0.04	(a)	(0.45	)(a)	(0.41)	(0.06)	0.00	0.00
06/30/2002	9.14	0.02	(a)	(2.26	)(a)	(2.24)	(0.01)	0.00	0.00
07/31/2000 - 06/30/2001	13.11	(0.02	)(a)	(0.28	)(a)	(0.30)	(0.04)	(3.63)	0.00
Class C
06/30/2005	7.46	0.01	(a)	0.36	(a)	0.37	(0.04)	0.00	0.00
06/30/2004	6.42	0.03	(a)	1.06	(a)	1.09	(0.05)	0.00	0.00
06/30/2003	6.89	0.04	(a)	(0.45	)(a)	(0.41)	(0.06)	0.00	0.00
06/30/2002	9.13	0.02	(a)	(2.25	)(a)	(2.23)	(0.01)	0.00	0.00
07/31/2000 - 06/30/2001	13.11	(0.01	)(a)	(0.29	)(a)	(0.30)	(0.05)	(3.63)	0.00

PEA Opportunity Fund

Class A
06/30/2005	$20.99	$(0.22	)(a)	$1.42	(a)	$1.20	$0.00	$0.00	$0.00
06/30/2004	15.49	(0.19	)(a)	5.69	(a)	5.50	0.00	0.00	0.00
06/30/2003	15.01	(0.13	)(a)	0.61	(a)	0.48	0.00	0.00	0.00
06/30/2002	19.05	(0.17	)(a)	(3.87	)(a)	(4.04)	0.00	0.00	0.00
06/30/2001	31.58	(0.16	)(a)	(7.29	)(a)	(7.45)	0.00	(5.08)	0.00
Class B
06/30/2005	16.89	(0.30	)(a)	1.13	(a)	0.83	0.00	0.00	0.00
06/30/2004	12.56	(0.28	)(a)	4.61	(a)	4.33	0.00	0.00	0.00
06/30/2003	12.26	(0.19	)(a)	0.49	(a)	0.30	0.00	0.00	0.00
06/30/2002	15.68	(0.24	)(a)	(3.18	)(a)	(3.42)	0.00	0.00	0.00
06/30/2001	27.21	(0.27	)(a)	(6.18	)(a)	(6.45)	0.00	(5.08)	0.00
Class C
06/30/2005	16.89	(0.30	)(a)	1.13	(a)	0.83	0.00	0.00	0.00
06/30/2004	12.56	(0.27	)(a)	4.60	(a)	4.33	0.00	0.00	0.00
06/30/2003	12.26	(0.19	)(a)	0.49	(a)	0.30	0.00	0.00	0.00
06/30/2002	15.67	(0.24	)(a)	(3.17	)(a)	(3.41)	0.00	0.00	0.00
06/30/2001	27.22	(0.28	)(a)	(6.19	)(a)	(6.47)	0.00	(5.08)	0.00

48  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Redemption Fee	Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
PEA Growth Fund (Cont.)

Class B
06/30/2005	$0.00	$0.00	$17.43	(o)	2.29	%(o)	$41,545	1.91	%(c)	(0.56)%	39%
06/30/2004	0.00	0.00	17.04	(g)	18.50	(g)	57,743	1.91	(c)	(1.05)	71
06/30/2003	0.00	0.00	14.38		(8.47)		65,651	1.91	(c)	(0.94)	70
06/30/2002	(0.16)	0.00	15.71		(26.28)		92,279	1.91	(c)	(1.02)	76
06/30/2001	(2.35)	0.00	21.49		(32.90)		162,382	1.90		(1.33)	85
Class C
06/30/2005	0.00	0.00	17.43	(o)	2.29	(o)	480,947	1.91	(c)	(0.56)	39
06/30/2004	0.00	0.00	17.04	(g)	18.50	(g)	611,348	1.91	(c)	(1.06)	71
06/30/2003	0.00	0.00	14.38		(8.47)		648,456	1.91	(c)	(0.94)	70
06/30/2002	(0.16)	0.00	15.71		(26.28)		879,605	1.91	(c)	(1.02)	76
06/30/2001	(2.35)	0.00	21.49		(32.91)		1,486,530	1.90		(1.34)	85

PEA Growth & Income Fund

Class A
06/30/2005	$(0.09)	$0.00	$7.91		5.55	%(r)	$24,160	1.34	%(l)(m)	0.92%	24%
06/30/2004	(0.10)	0.00	7.58		17.96		25,300	1.36	(d)	1.14	83
06/30/2003	(0.09)	0.00	6.51		(5.17)		23,125	1.36	(d)	1.37	84
06/30/2002	(0.04)	0.00	6.97		(23.85)		16,983	1.36	(d)	1.00	101
07/31/2000 - 06/30/2001	(3.68)	0.00	9.20		(4.47)		12,050	1.35	*	0.49 *	77
Class B
06/30/2005	(0.04)	0.00	7.79		4.77	(s)	19,530	2.09	(l)(n)	0.17	24
06/30/2004	(0.05)	0.00	7.47		17.12		23,837	2.11	(b)	0.38	83
06/30/2003	(0.06)	0.00	6.42		(5.88)		17,237	2.11	(b)	0.60	84
06/30/2002	(0.01)	0.00	6.89		(24.51)		14,520	2.10		0.23	101
07/31/2000 - 06/30/2001	(3.67)	0.00	9.14		(5.11)		15,663	2.10	*	(0.21)*	77
Class C
06/30/2005	(0.04)	0.00	7.79		4.91	(t)	23,390	2.09	(l)(n)	0.17	24
06/30/2004	(0.05)	0.00	7.46		16.93		28,626	2.11	(b)	0.38	83
06/30/2003	(0.06)	0.00	6.42		(5.85)		23,619	2.11	(b)	0.61	84
06/30/2002	(0.01)	0.00	6.89		(24.40)		17,543	2.10		0.24	101
07/31/2000 - 06/30/2001	(3.68)	0.00	9.13		(5.15)		16,167	2.10	*	(0.17)*	77

PEA Opportunity Fund

Class A
06/30/2005	$0.00	$0.00	$22.19		5.72	%(p)	$52,118	1.31	%(f)	(1.04)%	139%
06/30/2004	0.00	0.00	20.99		35.51	(h)	60,781	1.31	(i)	(1.00)	184
06/30/2003	0.00	0.00	15.49		3.20		44,297	1.31	(f)	(1.08)	214
06/30/2002	0.00	0.00	15.01		(21.21)		68,403	1.31	(f)	(1.02)	201
06/30/2001	(5.08)	0.00	19.05		(25.68)		92,521	1.30		(0.68)	237
Class B
06/30/2005	0.00	0.00	17.72		4.91	(q)	18,253	2.06	(e)	(1.79)	139
06/30/2004	0.00	0.00	16.89		34.47	(k)	23,073	2.07	(j)	(1.77)	184
06/30/2003	0.00	0.00	12.56		2.45		12,962	2.06	(e)	(1.83)	214
06/30/2002	0.00	0.00	12.26		(21.81)		15,587	2.06	(e)	(1.77)	201
06/30/2001	(5.08)	0.00	15.68		(26.19)		25,988	2.05		(1.42)	237
Class C
06/30/2005	0.00	0.00	17.72		4.91	(q)	145,669	2.06	(e)	(1.79)	139
06/30/2004	0.00	0.00	16.89		34.47	(k)	173,643	2.06	(e)	(1.74)	184
06/30/2003	0.00	0.00	12.56		2.45		142,354	2.06	(e)	(1.83)	214
06/30/2002	0.00	0.00	12.26		(21.76)		164,168	2.06	(e)	(1.77)	201
06/30/2001	(5.08)	0.00	15.67		(26.26)		255,355	2.05		(1.42)	237

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 2.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.90%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 2.05%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.30%.
(g)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.01 and 18.31%, respectively.
(h)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 35.49%.
(i)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.30%.
(j)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.05%.
(k)	Repayments by the investment manager increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 34.46%.
(l)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(m)	Ratio of expenses to average net assets excluding trustees’ expense is 1.33%.
(n)	Ratio of expenses to average net assets excluding trustees’ expense is 2.08%.
(o)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.13%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.41 and 2.16%, respectively.
(p)	Repayments by the investment manager increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 5.71%.
(q)	Repayments by the investment manager increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 4.90%.
(r)	Repayments by the investment manager increased the total return by 0.05%. If the investment manager had not made repayments, total return would have been 5.50%.
(s)	Repayments by the investment manager increased the total return by 0.05%. If the investment manager had not made repayments, total return would have been 4.72%.
(t)	Repayments by the investment manager increased the total return by 0.05%. If the investment manager had not made repayments, total return would have been 4.86%.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  49

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
PEA Target Fund

Class A
06/30/2005	$17.17	$(0.12	)(a)	$0.79	(a)	$0.67	$0.00	$0.00	$0.00
06/30/2004	13.34	(0.12	)(a)	3.95	(a)	3.83	0.00	0.00	0.00
06/30/2003	13.32	(0.08	)(a)	0.10	(a)	0.02	0.00	0.00	0.00
06/30/2002	19.31	(0.11	)(a)	(5.88	)(a)	(5.99)	0.00	0.00	0.00
06/30/2001	31.14	(0.18	)(a)	(7.62	)(a)	(7.80)	0.00	(4.03)	0.00
Class B
06/30/2005	15.07	(0.21	)(a)	0.69	(a)	0.48	0.00	0.00	0.00
06/30/2004	11.80	(0.21	)(a)	3.48	(a)	3.27	0.00	0.00	0.00
06/30/2003	11.86	(0.15	)(a)	0.09	(a)	(0.06)	0.00	0.00	0.00
06/30/2002	17.33	(0.20	)(a)	(5.27	)(a)	(5.47)	0.00	0.00	0.00
06/30/2001	28.60	(0.33	)(a)	(6.91	)(a)	(7.24)	0.00	(4.03)	0.00
Class C
06/30/2005	15.07	(0.21	)(a)	0.68	(a)	0.47	0.00	0.00	0.00
06/30/2004	11.79	(0.21	)(a)	3.49	(a)	3.28	0.00	0.00	0.00
06/30/2003	11.86	(0.15	)(a)	0.08	(a)	(0.07)	0.00	0.00	0.00
06/30/2002	17.33	(0.20	)(a)	(5.27	)(a)	(5.47)	0.00	0.00	0.00
06/30/2001	28.59	(0.34	)(a)	(6.89	)(a)	(7.23)	0.00	(4.03)	0.00

RCM Large-Cap Growth Fund

Class A
06/30/2005	$12.13	$0.02	(a)	$0.54	(a)	$0.56	$(0.01)	$0.00	$0.00
06/30/2004	10.89	(0.02	)(a)	1.29	(a)	1.27	(0.03)	0.00	0.00
06/30/2003	10.94	0.02	(a)	(0.03	)(a)	(0.01)	(0.03)	0.00	(0.01)
02/05/2002 - 06/30/2002	12.30	0.00	(a)	(1.36	)(a)	(1.36)	0.00	0.00	0.00
Class B
06/30/2005	11.98	(0.07	)(a)	0.53	(a)	0.46	0.00	0.00	0.00
06/30/2004	10.80	(0.10	)(a)	1.28	(a)	1.18	0.00	0.00	0.00
06/30/2003	10.91	(0.07	)(a)	(0.02	)(a)	(0.09)	(0.02)	0.00	0.00
02/05/2002 - 06/30/2002	12.30	(0.04	)(a)	(1.35	)(a)	(1.39)	0.00	0.00	0.00
Class C
06/30/2005	12.00	(0.07	)(a)	0.53	(a)	0.46	0.00	0.00	0.00
06/30/2004	10.82	(0.11	)(a)	1.29	(a)	1.18	0.00	0.00	0.00
06/30/2003	10.90	(0.07	)(a)	(0.01	)(a)	(0.08)	0.00	0.00	0.00
02/05/2002 - 06/30/2002	12.30	(0.04	)(a)	(1.36	)(a)	(1.40)	0.00	0.00	0.00

RCM Mid-Cap Fund

Class A
06/30/2005	$2.48	$(0.01	)(a)	$0.11	(a)	$0.10	$0.00	$0.00	$0.00
06/30/2004	2.04	(0.02	)(a)	0.46	(a)	0.44	0.00	0.00	0.00
06/30/2003	1.99	(0.02	)(a)	0.07	(a)	0.05	0.00	0.00	0.00
02/05/2002 - 06/30/2002	2.28	(0.01	)(a)	(0.28	)(a)	(0.29)	0.00	0.00	0.00
Class B
06/30/2005	2.47	(0.03	)(a)	0.11	(a)	0.08	0.00	0.00	0.00
06/30/2004	2.04	(0.04	)(a)	0.47	(a)	0.43	0.00	0.00	0.00
06/30/2003	2.00	(0.03	)(a)	0.07	(a)	0.04	0.00	0.00	0.00
02/05/2002 - 06/30/2002	2.28	(0.02	)(a)	(0.26	)(a)	(0.28)	0.00	0.00	0.00
Class C
06/30/2005	2.47	(0.03	)(a)	0.10	(a)	0.07	0.00	0.00	0.00
06/30/2004	2.04	(0.04	)(a)	0.47	(a)	0.43	0.00	0.00	0.00
06/30/2003	2.00	(0.03	)(a)	0.07	(a)	0.04	0.00	0.00	0.00
02/05/2002 - 06/30/2002	2.28	(0.02	)(a)	(0.26	)(a)	(0.28)	0.00	0.00	0.00

50  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Redemption Fee	Net Asset Value End of Period	Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
PEA Target Fund

Class A
06/30/2005	$0.00	$0.00	$17.84	3.90	%(n)	$186,300	1.21	%(e)	(0.70)%	103%
06/30/2004	0.00	0.00	17.17	28.71	(g)	209,123	1.21	(e)	(0.77)	96
06/30/2003	0.00	0.00	13.34	0.15		148,721	1.21	(e)	(0.71)	105
06/30/2002	0.00	0.00	13.32	(31.02)		198,054	1.21	(e)	(0.67)	114
06/30/2001	(4.03)	0.00	19.31	(27.78)		281,616	1.20		(0.75)	109
Class B
06/30/2005	0.00	0.00	15.55	3.19	(o)	80,594	1.96	(d)	(1.45)	103
06/30/2004	0.00	0.00	15.07	27.71	(l)	106,709	1.96	(d)	(1.52)	96
06/30/2003	0.00	0.00	11.80	(0.51)		105,896	1.96	(d)	(1.47)	105
06/30/2002	0.00	0.00	11.86	(31.56)		144,815	1.96	(d)	(1.41)	114
06/30/2001	(4.03)	0.00	17.33	(28.34)		246,999	1.95		(1.49)	109
Class C
06/30/2005	0.00	0.00	15.54	3.12	(p)	489,743	1.96	(d)	(1.45)	103
06/30/2004	0.00	0.00	15.07	27.82	(m)	600,439	1.96	(d)	(1.52)	96
06/30/2003	0.00	0.00	11.79	(0.59)		538,347	1.96	(d)	(1.46)	105
06/30/2002	0.00	0.00	11.86	(31.56)		685,003	1.96	(d)	(1.41)	114
06/30/2001	(4.03)	0.00	17.33	(28.31)		1,204,807	1.95		(1.50)	109

RCM Large-Cap Growth Fund

Class A
06/30/2005	$(0.01)	$0.00	$12.68	4.65%		$43,387	1.18	%(i)(f)	0.17%	118%
06/30/2004	(0.03)	0.00	12.13	11.66		37,102	1.21	(e)	(0.13)	82
06/30/2003	(0.04)	0.00	10.89	(0.05)		19,560	1.20		0.15	25
02/05/2002 - 06/30/2002	0.00	0.00	10.94	(11.06)		681	1.20	*	(0.01)*	36
Class B
06/30/2005	0.00	0.00	12.44	3.84		8,357	1.93	(h)(i)	(0.59)	118
06/30/2004	0.00	0.00	11.98	10.94		8,381	1.96	(d)	(0.89)	82
06/30/2003	(0.02)	0.00	10.80	(0.84)		4,384	1.95		(0.64)	25
02/05/2002 - 06/30/2002	0.00	0.00	10.91	(11.30)		161	1.95	*	(0.91)*	36
Class C
06/30/2005	0.00	0.00	12.46	3.83		7,857	1.93	(h)(i)	(0.59)	118
06/30/2004	0.00	0.00	12.00	10.93		7,821	1.96	(d)	(0.91)	82
06/30/2003	0.00	0.00	10.82	(0.73)		3,699	1.95		(0.68)	25
02/05/2002 - 06/30/2002	0.00	0.00	10.90	(11.38)		105	1.95	*	(0.92)*	36

RCM Mid-Cap Fund

Class A
06/30/2005	$0.00	$0.00	$2.58	4.03%		$3,336	1.22	%(i)(j)	(0.59)%	147%
06/30/2004	0.00	0.00	2.48	21.57		2,836	1.23	(b)	(0.78)	145
06/30/2003	0.00	0.00	2.04	2.51		847	1.23	(b)	(0.85)	132
02/05/2002 - 06/30/2002	0.00	0.00	1.99	(12.72)		124	1.22	*	(1.01)*	142
Class B
06/30/2005	0.00	0.00	2.55	3.24		1,642	1.98	(i)(k)	(1.35)	147
06/30/2004	0.00	0.00	2.47	21.08		2,083	1.98	(c)	(1.51)	145
06/30/2003	0.00	0.00	2.04	2.00		378	1.98	(c)	(1.58)	132
02/05/2002 - 06/30/2002	0.00	0.00	2.00	(12.28)		9	1.97	*	(1.81)*	142
Class C
06/30/2005	0.00	0.00	2.54	2.83		2,335	1.98	(i)(k)	(1.35)	147
06/30/2004	0.00	0.00	2.47	21.08		2,627	1.98	(c)	(1.53)	145
06/30/2003	0.00	0.00	2.04	2.00		775	1.98	(c)	(1.60)	132
02/05/2002 - 06/30/2002	0.00	0.00	2.00	(12.28)		40	1.97	*	(1.80)*	142

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.22%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.97%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.95%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.17%.
(g)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 28.69%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 1.92%
(i)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(j)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.19%
(k)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.95%
(l)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 27.69%.
(m)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 27.80%.
(n)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 3.88%.
(o)	Repayments by the investment manager increased the total return by 0.03%. If the investment manager had not made repayments, total return would have been 3.16%.
(p)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 3.10%.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  51

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
RCM Targeted Core Growth Fund

Class A
06/30/2005	$10.76	$0.01	(a)	$(0.02	)(a)	$(0.01)	$0.00	$0.00	$0.00
06/30/2004	9.45	(0.03	)(a)	1.34	(a)	1.31	0.00	0.00	0.00
06/30/2003	9.44	(0.01	)(a)	0.02	(a)	0.01	0.00	0.00	0.00
02/05/2002 - 06/30/2002	10.36	(0.01	)(a)	(0.91	)(a)	(0.92)	0.00	0.00	0.00
Class B
06/30/2005	10.57	(0.07	)(a)	(0.02	)(a)	(0.09)	0.00	0.00	0.00
06/30/2004	9.35	(0.10	)(a)	1.32	(a)	1.22	0.00	0.00	0.00
06/30/2003	9.42	(0.07	)(a)	0.00	(a)	(0.07)	0.00	0.00	0.00
02/05/2002 - 06/30/2002	10.36	(0.04	)(a)	(0.90	)(a)	(0.94)	0.00	0.00	0.00
Class C
06/30/2005	10.58	(0.07	)(a)	(0.02	)(a)	(0.09)	0.00	0.00	0.00
06/30/2004	9.35	(0.10	)(a)	1.33	(a)	1.23	0.00	0.00	0.00
06/30/2003	9.42	(0.08	)(a)	0.01	(a)	(0.07)	0.00	0.00	0.00
02/05/2002 - 06/30/2002	10.36	(0.04	)(a)	(0.90	)(a)	(0.94)	0.00	0.00	0.00

52  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Redemption Fee	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
RCM Targeted Core Growth Fund

Class A
06/30/2005	$0.00	$0.00	$10.75	(0.09)%	$12,063	1.34	%(d)(e)	0.07%	56%
06/30/2004	0.00	0.00	10.76	13.86	12,645	1.36	(c)	(0.26)	92
06/30/2003	0.00	0.00	9.45	0.11	2,875	1.35		(0.10)	74
02/05/2002 -06/30/2002	0.00	0.00	9.44	(8.88)	262	1.35	*	(0.31)*	68
Class B
06/30/2005	0.00	0.00	10.48	(0.85)	5,107	2.09	(d)(f)	(0.67)	56
06/30/2004	0.00	0.00	10.57	13.05	7,310	2.11	(b)	(1.00)	92
06/30/2003	0.00	0.00	9.35	(0.74)	1,442	2.10		(0.84)	74
02/05/2002 -06/30/2002	0.00	0.00	9.42	(9.07)	14	2.10	*	(0.92)*	68
Class C
06/30/2005	0.00	0.00	10.49	(0.85)	7,498	2.09	(d)(f)	(0.67)	56
06/30/2004	0.00	0.00	10.58	13.16	9,758	2.10		(0.99)	92
06/30/2003	0.00	0.00	9.35	(0.74)	614	2.10		(0.85)	74
02/05/2002 -06/30/2002	0.00	0.00	9.42	(9.07)	9	2.10	*	(0.92)*	68

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 2.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.33%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 2.08%.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  53

Statements of Assets and Liabilities

June 30, 2005

Amounts in thousands, except per share amounts	AMM Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Flex-Cap Value Fund	NACM Growth Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund
Assets:

Investments, at value	$0	$1,258,980	$1,109,417	$41,323	$3,730	$987,726	$61,738	$4,092,382
Investments in Affiliates, at value	241,684	0	0	0	0	0	0	0
Cash	41	5	1	0	0	0	14	895
Foreign currency, at value	0	0	0	0	0	0	0	0
Security lending interest receivable	0	34	16	0	0	23	0	205
Receivable for investments sold	0	24,141	695	152	27	0	0	10,311
Receivable for investments in Affiliates sold	11	0	0	0	0	0	0	0
Receivable for Fund shares sold	259	2,269	6,093	80	8	4,959	592	4,334
Interest and dividends receivable	0	672	668	30	3	1,504	93	6,337
Interest and dividends receivable from Affiliates	286	0	0	0	0	0	0	0
Other assets	0	5	5	0	0	3	0	17

	242,281	1,286,106	1,116,895	41,585	3,768	994,215	62,437	4,114,481

Liabilities:

Payable for investments purchased	$0	$27,662	$22,618	$117	$23	$10,388	$2,007	$9,215
Payable for investments in Affiliates purchased	286	0	0	0	0	0	0	0
Overdraft due to Custodian	0	0	0	0	0	0	0	0
Written options outstanding	0	0	0	0	0	0	0	0
Payable for Fund shares redeemed	346	1,105	1,100	91	40	1,259	114	11,456
Payable for collateral for securities on loan	0	238,983	122,364	1,320	0	185,235	5,307	595,597
Accrued investment advisory fee	0	378	344	13	2	281	19	1,697
Accrued administration fee	79	267	241	7	1	232	16	982
Accrued distribution fee	118	176	141	5	1	231	18	658
Accrued servicing fee	50	96	83	2	0	132	9	509
Other liabilities	0	0	0	0	0	11	0	0

	879	268,667	146,891	1,555	67	197,769	7,490	620,114

Net Assets	$241,402	$1,017,439	$970,004	$40,030	$3,701	$796,446	$54,947	$3,494,367

Net Assets Consist of:

Paid in capital	$223,485	$929,461	$883,419	$39,529	$3,323	$722,195	$51,868	$2,554,583
Undistributed net investment income	248	1,036	0	530	189	5,040	81	47,980
Accumulated undistributed net realized gain (loss)	1,135	(35,207)	(38,041)	(1)	64	10,576	363	118,411
Net unrealized appreciation (depreciation)	16,534	122,149	124,626	(28)	125	58,635	2,635	773,393

	$241,402	$1,017,439	$970,004	$40,030	$3,701	$796,446	$54,947	$3,494,367

Net Assets:

Class A	$48,049	$271,755	$209,885	$2,696	$587	$268,945	$17,189	$1,566,529
Class B	71,858	67,785	61,076	2,657	1,400	122,934	13,298	321,909
Class C	120,586	111,461	88,789	5,155	486	270,801	16,576	589,448
Other Classes	909	566,438	610,254	29,522	1,228	133,766	7,884	1,016,481

Shares Issued and Outstanding:

Class A	4,337	15,155	8,579	171	46	19,619	1,076	51,767
Class B	6,524	4,030	2,660	172	113	9,050	840	10,964
Class C	10,947	6,614	3,865	334	39	19,945	1,047	20,046

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)

Class A	$11.08	$17.93	$24.47	$15.76	$12.72	$13.71	$15.97	$30.26
Class B	11.01	16.82	22.96	15.45	12.44	13.58	15.83	29.36
Class C	11.01	16.85	22.97	15.45	12.43	13.58	15.83	29.40

Cost of Investments Owned	$0	$1,136,880	$984,800	$41,352	$3,605	$929,133	$59,105	$3,319,113

Cost of Investments in Affiliates Owned	$225,150	$0	$0	$0	$0	$0	$0	$0

Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$0	$0	$0

54  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Amounts in thousands, except per share amounts	OCC Core Equity Fund	OCC Value Fund	PEA Growth Fund	PEA Growth & Income Fund	PEA Opportunity Fund	PEA Target Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Targeted Core Growth Fund
Assets:

Investments, at value	$3,077	$3,080,546	$725,158	$95,279	$314,696	$1,047,774	$607,117	$133,980	$39,206
Investments in Affiliates, at value	0	0	0	0	0	0	0	0	0
Cash	0	8,129	604	59	123	828	0	0	1
Foreign currency, at value	0	2	0	0	0	0	0	0	0
Security lending interest receivable	0	36	19	2	30	33	12	1	1
Receivable for investments sold	0	27,807	8,368	394	4,825	3,114	19,824	14,240	314
Receivable for investments in Affiliates sold	0	0	0	0	0	0	0	0	0
Receivable for Fund shares sold	0	2,352	63	22	38	178	559	395	0
Interest and dividends receivable	4	2,525	279	80	47	208	312	32	19
Interest and dividends receivable from Affiliates	0	0	0	0	0	0	0	0	0
Other assets	0	18	3	0	2	5	3	1	0

	3,081	3,121,415	734,494	95,836	319,761	1,052,140	627,827	148,649	39,541

Liabilities:

Payable for investments purchased	$0	$0	$0	$288	$4,124	$5,145	$0	$13,918	$287
Payable for investments in Affiliates purchased	0	0	0	0	0	0	0	0	0
Overdraft due to Custodian	0	0	0	0	0	0	2,022	0	0
Written options outstanding	0	0	561	2	0	0	0	0	0
Payable for Fund shares redeemed	0	24,223	2,132	127	651	2,444	10,684	457	128
Payable for collateral for securities on loan	0	361,414	115,076	19,727	58,324	227,674	106,584	10,969	7,518
Accrued investment advisory fee	1	1,052	258	38	136	372	196	48	16
Accrued administration fee	1	868	204	24	78	258	124	27	10
Accrued distribution fee	0	808	329	26	100	354	23	2	8
Accrued servicing fee	0	529	128	14	44	157	24	2	6
Other liabilities	0	0	0	0	0	0	0	0	0

	2	388,894	118,688	20,246	63,457	236,404	119,657	25,423	7,973

Net Assets	$3,079	$2,732,521	$615,806	$75,590	$256,304	$815,736	$508,170	$123,226	$31,568

Net Assets Consist of:

Paid in capital	$3,000	$2,421,685	$836,040	$99,585	$281,703	$877,788	$482,089	$467,908	$42,039
Undistributed net investment income	8	28,784	0	0	0	0	1,100	0	0
Accumulated undistributed net realized gain (loss)	(27)	181,979	(323,971)	(31,462)	(59,379)	(222,614)	(23,995)	(352,812)	(15,556)
Net unrealized appreciation (depreciation)	98	100,073	103,737	7,467	33,980	160,562	48,976	8,130	5,085

	$3,079	$2,732,521	$615,806	$75,590	$256,304	$815,736	$508,170	$123,226	$31,568

Net Assets:

Class A	$10	$930,699	$85,553	$24,160	$52,118	$186,300	$43,387	$3,336	$12,063
Class B	0	506,068	41,545	19,530	18,253	80,594	8,357	1,642	5,107
Class C	10	728,865	480,947	23,390	145,669	489,743	7,857	2,335	7,498
Other Classes	3,059	566,889	7,761	8,510	40,264	59,099	448,569	115,913	6,900

Shares Issued and Outstanding:

Class A	1	53,953	4,163	3,055	2,348	10,440	3,421	1,291	1,122
Class B	0	30,311	2,384	2,506	1,030	5,184	672	643	487
Class C	1	43,639	27,590	3,003	8,220	31,507	631	918	715

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)

Class A	$10.25	$17.25	$20.55	$7.91	$22.19	$17.84	$12.68	$2.58	$10.75
Class B	0.00	16.70	17.43	7.79	17.72	15.55	12.44	2.55	10.48
Class C	10.23	16.70	17.43	7.79	17.72	15.54	12.46	2.54	10.49

Cost of Investments Owned	$2,979	$2,980,474	$621,480	$87,822	$280,709	$887,215	$558,117	$125,851	$34,123

Cost of Investments in Affiliates Owned	$0	$0	$0	$0	$0	$0	$0	$0	$0

Cost of Foreign Currency Held	$0	$2	$0	$0	$0	$0	$0	$0	$0

*	With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  55

Statements of Operations

Amounts in thousands	AMM Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Flex-Cap Value Fund	NACM Growth Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund
	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005
Investment Income:

Interest	$0	$647	$650	$25	$1	$542	$36	$2,236
Dividends, net of foreign taxes	0	13,604	7,201	198	37	15,684	627	87,490
Dividends from Affiliate investments	6,054	0	0	0	0	82	0	179
Security lending income	0	165	111	0	0	113	0	1,151
Miscellaneous income	2	1	0	0	0	0	0	4

Total Income	6,056	14,417	7,962	223	38	16,421	663	91,060

Expenses:

Investment advisory fees	0	4,033	3,493	69	14	2,137	113	17,695
Administration fees	891	2,818	2,443	44	11	1,998	102	10,698
Distribution fees – Class B	509	505	449	13	7	556	38	2,421
Distribution fees – Class C	836	772	597	27	3	1,132	54	4,274
Servicing fees – Class A	107	510	403	6	1	388	19	3,392
Servicing fees – Class B	170	168	150	4	2	185	13	807
Servicing fees – Class C	279	257	199	9	1	377	18	1,425
Distribution and/or servicing fees – Other Classes	0	661	621	0	0	12	0	898
Trustees’ fees	0	67	58	1	0	32	2	216
Interest expense	0	0	1	0	0	4	0	0

Total Expenses	2,792	9,791	8,414	173	39	6,821	359	41,826

Waiver by Manager	(1)	0	0	0	0	0	0	0

Net Expenses	2,791	9,791	8,414	173	39	6,821	359	41,826

Net Investment Income (Loss)	3,265	4,626	(452)	50	(1)	9,600	304	49,234

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	0	53,995	79,769	599	258	15,943	594	156,150
Net realized gain on Affiliate investments	5,248	0	0	0	0	0	0	0
Net capital gain distributions received from underlying Funds	1,532	0	0	0	0	0	0	0
Net realized (loss) on futures contracts and options	0	0	0	0	0	0	0	0
Net realized gain on foreign currency transactions	0	0	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation) on investments	0	29,013	27,806	(627)	(54)	34,652	2,002	296,947
Net change in unrealized appreciation on Affiliate investments	3,374	0	0	0	0	0	0	0
Net change in unrealized appreciation on futures contracts and options	0	0	0	0	0	0	0	0

Net Gain (Loss)	10,154	83,008	107,575	(28)	204	50,595	2,596	453,097

Net Increase from Repayment by Investment Manager	0	0	0	0	0	0	0	0

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,419	$87,634	$107,123	$22	$203	$60,195	$2,900	$502,331

56  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Amounts in thousands	OCC Core Equity Fund	OCC Value Fund	PEA Growth Fund	PEA Growth & Income Fund	PEA Opportunity Fund	PEA Target Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Targeted Core Growth Fund
	Period from March 31, 2005 to June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005
Investment Income:

Interest	$2	$4,646	$81	$19	$63	$343	$174	$38	$12
Dividends, net of foreign taxes	12	54,218	8,910	1,800	420	3,911	6,741	929	479
Dividends from Affiliate investments	0	2	0	0	0	0	0	0	0
Security lending income	0	449	155	14	248	216	120	10	6
Miscellaneous income	0	0	0	0	0	0	0	2	1

Total Income	14	59,315	9,146	1,833	731	4,470	7,035	979	498

Expenses:

Investment advisory fees	4	14,027	3,394	488	1,767	4,818	2,346	750	212
Administration fees	2	11,844	2,698	370	1,022	3,403	1,720	477	161
Distribution fees – Class B	0	3,904	363	162	152	681	61	11	47
Distribution fees – Class C	0	5,956	3,988	196	1,151	3,985	56	16	66
Servicing fees– Class A	0	2,642	229	62	135	489	100	8	33
Servicing fees – Class B	0	1,301	121	54	51	227	20	4	16
Servicing fees – Class C	0	1,985	1,329	65	384	1,328	19	5	22
Distribution and/or servicing fees – Other Classes	0	1,355	3	4	8	4	354	2	7
Trustees’ fees	0	233	54	6	22	69	40	13	3
Interest expense	0	4	10	0	1	4	4	29	0

Total Expenses	6	43,251	12,189	1,407	4,693	15,008	4,720	1,315	567

Waiver by Manager	0	0	0	0	0	0	0	0	0

Net Expenses	6	43,251	12,189	1,407	4,693	15,008	4,720	1,315	567

Net Investment Income (Loss)	8	16,064	(3,043)	426	(3,962)	(10,538)	2,315	(336)	(69)

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	(27)	292,677	72,155	3,679	22,007	77,902	19,940	10,675	98
Net realized gain on Affiliate investments	0	0	0	0	0	0	0	0	0
Net capital gain distributions received from underlying Funds	0	0	0	0	0	0	0	0	0
Net realized (loss) on futures contracts and options	0	0	1,521	0	0	(2,996)	0	0	0
Net realized gain on foreign currency transactions	0	2,459	0	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation) on investments	98	(204,166)	(59,113)	(182)	(6,610)	(40,204)	973	(7,006)	(199)
Net change in unrealized appreciation on Affiliate investments	0	0	0	0	0	0	0	0	0
Net change in unrealized appreciation on futures contracts and options	0	0	88	7	0	0	0	0	0

Net Gain (Loss)	71	90,970	14,651	3,504	15,397	34,702	20,913	3,669	(101)

Net Increase from Repayment by Investment Manager	0	1,230	877	39	29	183	0	0	0

Net Increase (Decrease) in Net Assets Resulting from Operations	$79	$108,264	$12,485	$3,969	$11,464	$24,347	$23,228	$3,333	$(170)

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  57

Statements of Changes in Net Assets

Amounts in thousands	AMM Asset Allocation Fund		CCM Capital Appreciation Fund		CCM Mid-Cap Fund		NACM Flex-Cap Value Fund
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,265	$2,671	$4,626	$(289)	$(452)	$(1,790)	$50	$0
Net realized gain	0	0	53,995	105,630	79,769	136,943	599	364
Net realized gain (loss) on Affiliate investments	5,248	(1,129)	0	0	0	0	0	0
Net capital gain distributions received from underlying Funds	1,532	268	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation)	0	0	29,013	15,892	27,806	5,825	(627)	393
Net change in unrealized appreciation on Affiliate investments	3,374	16,757	0	0	0	0	0	0

Net increase resulting from operations	13,419	18,567	87,634	121,233	107,123	140,978	22	757

Distributions to Shareholders:

From net investment income
Class A	(979)	(498)	(784)	0	0	0	0	(2)
Class B	(1,033)	(580)	(57)	0	0	0	0	(1)
Class C	(1,714)	(979)	(106)	0	0	0	0	(1)
Other Classes	(43)	(124)	(2,643)	0	0	0	0	(5)
From net realized capital gains
Class A	0	0	0	0	0	0	(104)	(25)
Class B	0	0	0	0	0	0	(68)	(19)
Class C	0	0	0	0	0	0	(154)	(19)
Other Classes	0	0	0	0	0	0	(89)	(42)

Total Distributions	(3,769)	(2,181)	(3,590)	0	0	0	(415)	(114)

Fund Share Transactions:

Receipts for shares sold
Class A	24,071	29,878	123,778	41,117	87,371	54,120	3,335	1,569
Class B	19,895	49,202	14,920	15,258	13,622	12,022	2,390	1,182
Class C	39,396	66,980	25,523	25,840	17,654	13,594	4,323	2,059
Other Classes	804	2,792	120,717	107,761	234,703	160,791	29,802	100
Issued as reinvestment of distributions
Class A	806	415	485	0	0	0	75	18
Class B	750	431	44	0	0	0	52	17
Class C	1,407	806	84	0	0	0	137	16
Other Classes	25	99	2,559	0	0	0	89	46
Cost of shares redeemed
Class A	(14,389)	(8,865)	(45,756)	(38,564)	(46,154)	(43,901)	(2,228)	(222)
Class B	(14,352)	(6,830)	(24,150)	(17,503)	(24,403)	(16,710)	(981)	(98)
Class C	(25,398)	(14,919)	(24,924)	(24,148)	(18,429)	(19,950)	(1,393)	(187)
Other Classes	(2,008)	(17,752)	(139,261)	(81,321)	(152,838)	(168,503)	(1,709)	(44)

Net increase (decrease) resulting from Fund share transactions	31,007	102,237	54,019	28,440	111,526	(8,537)	33,892	4,456

Fund Redemption Fee	29	42	38	4	17	9	10	1

Total Increase in Net Assets	40,686	118,665	138,101	149,677	218,666	132,450	33,509	5,100

Net Assets:

Beginning of period	200,716	82,051	879,338	729,661	751,338	618,888	6,521	1,421

End of period*	$241,402	$200,716	$1,017,439	$879,338	$970,004	$751,338	$40,030	$6,521

* Including undistributed net investment income of:	$248	$679	$1,036	$0	$0	$0	$530	$244

58  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Amounts in thousands	NACM Growth Fund		NFJ Dividend Value Fund		NFJ Large-Cap Value Fund		NFJ Small-Cap Value Fund
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(1)	$(13)	$9,600	$3,903	$304	$92	$49,234	$37,280
Net realized gain	258	100	15,943	6,102	594	636	156,150	152,213
Net realized gain (loss) on Affiliate investments	0	0	0	0	0	0	0	0
Net capital gain distributions received from underlying Funds	0	0	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation)	(54)	42	34,652	19,658	2,002	465	296,947	339,937
Net change in unrealized appreciation on Affiliate investments	0	0	0	0	0	0	0	0

Net increase resulting from operations	203	129	60,195	29,663	2,900	1,193	502,331	529,430

Distributions to Shareholders:

From net investment income
Class A	0	0	(3,975)	(954)	(119)	(25)	(19,060)	(10,698)
Class B	0	0	(1,329)	(427)	(52)	(5)	(3,616)	(2,454)
Class C	0	0	(2,832)	(686)	(65)	(13)	(6,389)	(4,218)
Other Classes	0	0	(2,558)	(1,195)	(92)	(49)	(9,939)	(3,931)
From net realized capital gains
Class A	(9)	(5)	(1,538)	(280)	(188)	0	(73,447)	(9,255)
Class B	(19)	(6)	(725)	(215)	(121)	0	(18,383)	(3,006)
Class C	(6)	(3)	(1,453)	(325)	(184)	0	(32,216)	(5,061)
Other Classes	(28)	(12)	(933)	(318)	(172)	0	(35,104)	(3,050)

Total Distributions	(62)	(26)	(15,343)	(4,400)	(993)	(92)	(198,154)	(41,673)

Fund Share Transactions:

Receipts for shares sold
Class A	443	529	186,142	77,560	14,207	4,283	567,522	602,763
Class B	820	738	76,482	42,970	11,625	1,967	19,923	54,842
Class C	322	540	184,768	71,621	14,896	3,067	51,805	138,006
Other Classes	0	0	57,978	34,005	4,529	902	542,203	293,402
Issued as reinvestment of distributions
Class A	7	4	3,980	931	255	23	71,995	15,005
Class B	17	5	1,365	408	133	4	17,327	4,286
Class C	5	1	2,958	736	182	10	25,236	5,944
Other Classes	28	12	3,410	1,502	265	49	41,694	6,172
Cost of shares redeemed
Class A	(356)	(145)	(24,425)	(8,923)	(1,560)	(1,245)	(391,515)	(325,931)
Class B	(144)	(240)	(13,041)	(5,252)	(913)	(254)	(74,055)	(50,223)
Class C	(208)	(308)	(19,404)	(8,852)	(2,666)	(485)	(104,791)	(85,447)
Other Classes	(65)	0	(11,653)	(6,700)	(661)	(449)	(120,566)	(126,569)

Net increase (decrease) resulting from Fund share transactions	869	1,136	448,560	200,006	40,292	7,872	646,778	532,250

Fund Redemption Fee	0	1	71	19	17	2	91	18

Total Increase in Net Assets	1,010	1,240	493,483	225,288	42,216	8,975	951,046	1,020,025

Net Assets:

Beginning of period	2,691	1,451	302,963	77,675	12,731	3,756	2,543,321	1,523,296

End of period*	$3,701	$2,691	$796,446	$302,963	$54,947	$12,731	$3,494,367	$2,543,321

* Including undistributed net investment income of:	$189	$11	$5,040	$3,360	$81	$469	$47,980	$63,787

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  59

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	OCC Core Equity Fund	OCC Value Fund		PEA Growth Fund		PEA Growth & Income Fund
	Period from March 31, 2005 to June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$8	$16,064	$4,483	$(3,043)	$(7,851)	$426	$633
Net increase from repayments by Investment Manager	0	1,230	0	877	1,413	39	0
Net realized gain (loss)	(27)	295,136	237,792	73,676	84,946	3,679	8,436
Net change in unrealized appreciation (depreciation)	98	(204,166)	201,084	(59,025)	64,273	(175)	4,051

Net increase (decrease) resulting from operations	79	108,264	443,359	12,485	142,781	3,969	13,120

Distributions to Shareholders:

From net investment income
Class A	0	(4,978)	(1,814)	0	0	(281)	(330)
Class B	0	(556)	(416)	0	0	(98)	(150)
Class C	0	(989)	(569)	0	0	(116)	(188)
Other Classes	0	(3,278)	(1,135)	0	0	(96)	(164)
From net realized capital gains
Class A	0	(30,081)	0	0	0	0	0
Class B	0	(14,779)	0	0	0	0	0
Class C	0	(22,984)	0	0	0	0	0
Other Classes	0	(21,771)	0	0	0	0	0

Total Distributions	0	(99,416)	(3,934)	0	0	(591)	(832)

Fund Share Transactions:

Receipts for shares sold
Class A	10	577,465	558,210	11,733	33,410	5,465	12,170
Class B	0	135,529	190,889	3,242	8,225	2,340	9,844
Class C	10	298,841	339,459	7,962	17,689	2,627	10,787
Other Classes	2,980	530,611	507,144	1,805	7,298	1,118	4,109
Issued in reorganization
Class A	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Class A	0	29,367	1,559	0	0	228	265
Class B	0	12,514	342	0	0	79	124
Class C	0	18,238	455	0	0	98	156
Other Classes	0	22,767	1,048	0	0	91	152
Cost of shares redeemed
Class A	0	(547,607)	(103,571)	(30,186)	(44,278)	(7,856)	(13,848)
Class B	0	(117,334)	(54,659)	(20,105)	(27,033)	(7,595)	(6,519)
Class C	0	(286,585)	(85,467)	(147,490)	(166,176)	(9,020)	(10,152)
Other Classes	0	(624,503)	(96,199)	(2,089)	(18,154)	(3,006)	(3,874)

Net increase (decrease) resulting from Fund share transactions	3,000	49,303	1,259,210	(175,128)	(189,019)	(15,431)	3,214

Fund Redemption Fee	0	671	284	10	7	9	3

Total Increase (Decrease) in Net Assets	3,079	58,822	1,698,919	(162,633)	(46,231)	(12,044)	15,505

Net Assets:

Beginning of period	0	2,673,699	974,780	778,439	824,670	87,634	72,129

End of period*	$3,079	$2,732,521	$2,673,699	$615,806	$778,439	$75,590	$87,634

* Including undistributed net investment income of:	$8	$28,784	$4,564	$0	$1	$0	$0

60  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

	PEA Opportunity Fund		PEA Target Fund		RCM Large-Cap Growth Fund		RCM Mid-Cap Fund		RCM Targeted Core Growth Fund
Amounts in thousands	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(3,962)	$(4,439)	$(10,538)	$(12,638)	$2,315	$848	$(336)	$(924)	$(69)	$(162)
Net increase from repayments by Investment Manager	29	34	183	162	0	0	0	0	0	0
Net realized gain (loss)	22,007	95,924	74,906	140,500	19,940	14,004	10,675	55,282	98	2,338
Net change in unrealized appreciation (depreciation)	(6,610)	871	(40,204)	101,856	973	42,766	(7,006)	(5,770)	(199)	1,222

Net increase (decrease) resulting from operations	11,464	92,390	24,347	229,880	23,228	57,618	3,333	48,588	(170)	3,398

Distributions to Shareholders:

From net investment income
Class A	0	0	0	0	(48)	(60)	0	0	0	0
Class B	0	0	0	0	0	(1)	0	0	0	0
Class C	0	0	0	0	0	(2)	0	0	0	0
Other Classes	0	0	0	0	(1,168)	(1,738)	0	0	0	0
From net realized capital gains
Class A	0	0	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0	0	0

Total Distributions	0	0	0	0	(1,216)	(1,801)	0	0	0	0

Fund Share Transactions:

Receipts for shares sold
Class A	6,672	29,379	34,402	72,864	20,904	35,143	1,058	2,196	4,583	7,304
Class B	1,943	12,114	2,759	12,984	1,616	5,720	641	1,922	80	812
Class C	3,942	21,527	11,164	28,821	1,970	7,329	864	2,386	424	1,700
Other Classes	9,948	53,105	5,359	7,909	140,828	186,650	20,351	36,248	2,084	1,412
Issued in reorganization
Class A	0	0	0	0	0	0	0	0	0	5,293
Class B	0	0	0	0	0	0	0	0	0	5,694
Class C	0	0	0	0	0	0	0	0	0	8,660
Other Classes	0	0	0	0	0	0	0	0	0	622
Issued as reinvestment of distributions
Class A	0	0	0	0	46	58	0	0	0	0
Class B	0	0	0	0	0	1	0	0	0	0
Class C	0	0	0	0	0	1	0	0	0	0
Other Classes	0	0	0	0	1,091	1,633	0	0	0	0
Cost of shares redeemed
Class A	(17,950)	(29,093)	(64,078)	(57,706)	(16,591)	(20,401)	(690)	(531)	(5,211)	(3,986)
Class B	(7,531)	(7,158)	(30,798)	(39,046)	(1,927)	(2,401)	(1,073)	(410)	(2,189)	(1,257)
Class C	(38,194)	(39,191)	(135,198)	(110,485)	(2,194)	(3,826)	(1,149)	(817)	(2,575)	(1,934)
Other Classes	(28,255)	(81,072)	(11,248)	(6,749)	(218,356)	(159,587)	(133,146)	(86,559)	(2,353)	(1,916)

Net increase (decrease) resulting from Fund share transactions	(69,425)	(40,389)	(187,638)	(91,408)	(72,613)	50,320	(113,144)	(45,565)	(5,157)	22,404

Fund Redemption Fee	5	16	23	11	19	47	3	2	0	1

Total Increase (Decrease) in Net Assets	(57,956)	52,017	(163,268)	138,483	(50,582)	106,184	(109,808)	3,025	(5,327)	25,803

Net Assets:
Beginning of period	314,260	262,243	979,004	840,521	558,752	452,568	233,034	230,009	36,895	11,092

End of period*	$256,304	$314,260	$815,736	$979,004	$508,170	$558,752	$123,226	$233,034	$31,568	$36,895

* Including undistributed net investment income of:	$0	$0	$0	$0	$1,100	$0	$0	$0	$0	$0

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  61

Notes to Financial Statements

June 30, 2005

1. Organization

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-one separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Trust. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the AMM Asset Allocation, NFJ Dividend Value, NFJ Large-Cap Value and PEA Growth & Income Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the AMM Asset Allocation, NFJ Dividend Value, NFJ Large-Cap Value and PEA Growth & Income Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

62  Allianz Funds Annual Report  |  06.30.05

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: CCM Capital Appreciation Fund - $3,227; NACM Flex-Cap Value Fund - $209; NACM Growth Fund - $95; NFJ Dividend Value Fund - $51,811; NFJ Small-Cap Value Fund - $348,870; OCC Core Equity Fund - $593; OCC Value Fund - $886,109; PEA Growth & Income Fund - $22,656; PEA Growth Fund - $48,114; PEA Target Fund - $17,520; RCM Large-Cap Growth Fund - $43,433; RCM Mid-Cap Fund - $616; and RCM Targeted Core Growth Fund - $4,453.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. Each Fund, except the AMM Asset Allocation Fund, may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Kleinwort Wasserstein, an affiliate. The amount paid to Dresdner Kleinwort Wasserstein for the period ended June 30, 2005 was $525,364. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Allianz Global Investors Fund Management LLC (“AGIFM”), formerly known as PA Fund Management LLC, is an indirect subsidiary of Allianz Global Investors of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment

06.30.05  |  Allianz Funds Annual Report  63

Notes to Financial Statements (Cont.)

June 30, 2005

advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds also have a sub-advisor, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

The AMM Asset Allocation Fund does not pay any fees to the Adviser under the Trust’s investment advisory contract in return for the advisory and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company (PIMCO), an affiliate, by the Underlying Funds in which it invests.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee
	All Classes	Inst’l Class		Admin. Class		Class A, B and C(2)		Class D(2)		Class R(2)
AMM Asset Allocation Fund	0.00%	0.15	%(1)	N/A		0.40%		N/A		N/A
CCM Capital Appreciation Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40	%(4)
CCM Mid-Cap Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40	%(4)
NACM Flex-Cap Value Fund	0.65%	0.25	%(3)	0.25	%(3)	0.40	%(4)	0.40	%(4)	N/A
NACM Growth Fund	0.50%	0.25	%(3)	0.25	%(3)	0.40	%(4)	0.40	%(4)	N/A
NFJ Dividend Value Fund	0.45%	0.25%		0.25%		0.40	%(4)	0.40	%(4)	0.40	%(4)
NFJ Large-Cap Value Fund	0.45%	0.25%		N/A		0.40	%(4)	0.40	%(4)	N/A
NFJ Small-Cap Value Fund	0.60%	0.25%		0.25%		0.40%		0.40%		0.40	%(4)
OCC Core Equity Fund	0.45%	0.25%		N/A		0.40%		0.40%		N/A
OCC Value Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40	%(4)
PEA Growth Fund	0.50%	0.25%		0.25%		0.40%		0.40%		0.40	%(4)
PEA Growth & Income Fund	0.60%	0.25%		0.25%		0.40	%(4)	0.40	%(4)	0.40	%(4)
PEA Opportunity Fund	0.65%	0.25%		0.25%		0.40%		N/A		N/A
PEA Target Fund	0.55%	0.25%		0.25%		0.40%		0.40%		N/A
RCM Large-Cap Growth Fund	0.45%	0.25	%(3)	0.25	%(3)	0.40	%(4)	0.40	%(4)	0.40	%(4)
RCM Mid-Cap Fund	0.47%	0.25	%(3)	0.25	%(3)	0.40	%(4)	0.40	%(4)	0.40	%(4)
RCM Targeted Core Growth Fund	0.60%	0.25	%(3)	N/A		0.40	%(4)	0.40	%(4)	N/A

(1)	The Adviser has voluntarily undertaken to waive a portion of the administration fees it is entitled to receive for Institutional Class shares of the AMM Asset Allocation Fund until further notice. As a result, while the waiver is in effect, the Fund will pay Administration fees to the Adviser at the rate of 0.10%, calculated in the manner specified above.
(2)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. Prior to April 1, 2005, the Administration Fee was subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.
(3)	The Administration Fee was reduced by 0.05%.
(4)	The Administration Fee was reduced by 0.10%.

Redemption Fees. Investors in Class A, Class B and Class C shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks,

64  Allianz Funds Annual Report  |  06.30.05

associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs, (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. Allianz Global Investors Distributors LLC (“AGID”), formerly known as PA Distributors LLC, and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2005.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2005, AGID received $4,977,164 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

AGIFM has agreed to waive a portion of the Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Institutional Class	Administrative Class	Class A	Class B	Class C
NACM Flex-Cap Value Fund	0.96%	1.21%	1.41%	2.16%	2.16%
NACM Growth Fund	0.80%	1.05%	1.25%	2.00%	2.00%

AGIFM may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	06/30/2003	06/30/2004	06/30/2005
NACM Flex-Cap Value Fund	$84	$0	$0
NACM Growth Fund	84	0	0

Prior to June 1, 2005, each unaffiliated Trustee received an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting was attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and

06.30.05  |  Allianz Funds Annual Report  65

Notes to Financial Statements (Cont.)

June 30, 2005

Performance Committees received an additional annual retainer of $3,000, the Chairman of the Independent Trustees received an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees received an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee was compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses.

Effective June 1, 2005, each unaffiliated Trustee receives an annual retainer of $80,000, plus $3,000 for each Board of Trustees meeting attended ($1,000 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $80,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with an investigation of a regulatory or investment matters, the Trustee shall be compensated for such services at the rate of $2,500 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the period ended June 30, 2005, were as follows (amounts in thousands):

	Purchases	Sales
AMM Asset Allocation Fund	$88,087	$55,555
CCM Capital Appreciation Fund	1,247,958	1,193,067
CCM Mid-Cap Fund	1,161,141	1,061,576
NACM Flex-Cap Value Fund	48,284	16,386
NACM Growth Fund	8,647	7,848
NFJ Dividend Value Fund	562,125	135,534
NFJ Large-Cap Value Fund	46,466	8,705
NFJ Small-Cap Value Fund	1,002,077	567,042
OCC Core Equity Fund	3,225	325
OCC Value Fund	3,083,670	2,857,014
PEA Growth Fund	260,601	439,082
PEA Growth & Income Fund	19,513	34,325
PEA Opportunity Fund	375,389	444,046
PEA Target Fund	882,592	1,055,549
RCM Large-Cap Growth Fund	603,778	672,047
RCM Mid-Cap Fund	230,594	341,668
RCM Targeted Core Growth Fund	19,469	24,307

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	PEA Growth Fund	PEA Growth & Income Fund	PEA Target Fund
	Premium
Balance at 06/30/2004	$0	$0	$0
Sales	4,387	9	3,334
Closing Buys	(2,643)	0	(2,476)
Expirations	(1,096)	0	(858)

Balance at 06/30/2005	$648	$9	$0

6. Underlying Funds

The AMM Asset Allocation Fund invests all of its assets in underlying Funds. Accordingly, the Fund’s investment performance depends upon a favorable allocation among the underlying Funds as well as the ability of the underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any underlying Fund will be achieved.

The Adviser serves as investment adviser for each of the underlying stock Funds, except that its affiliate is the sole investment adviser to PIMCO StocksPLUS Fund. The Adviser retains sub-advisory firms to manage the portfolios of other underlying stock Funds. These firms include Cadence Capital Management LLC, RCM Capital Management LLC, NFJ Investment Group L.P. and PEA Capital LLC. Each sub-advisory firm is an affiliate of the Adviser and PIMCO. PIMCO is the sole investment adviser to each of the underlying bond Funds.

66  Allianz Funds Annual Report  |  06.30.05

7. Risk Factors of the AMM Asset Allocation Fund

Investing in the underlying Funds through the AMM Asset Allocation Fund (the “Fund”) involves certain additional expenses and tax results that would not be present in a direct investment in the underlying Funds. Under certain circumstances, an underlying Fund may pay a redemption request by the AMM Asset Allocation Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The officers and directors of the Trust also serve as officers and directors/trustees of the underlying Funds. Conflicts may arise as these individuals seek to fulfill their fiduciary responsibilities to both the Fund and underlying Funds.

8. Federal Income Tax Matters

As of June 30, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Differences(2)	Accumulated Capital Losses(3)	Post-October Deferral(4)
AMM Asset Allocation Fund	$248	$2,901	$0	$0	$0	$0
CCM Capital Appreciation Fund	1,035	0	0	49	(34,857)	0
CCM Mid-Cap Fund	0	0	0	9	(37,580)	0
NACM Flex-Cap Value Fund	530	109	1	0	0	0
NACM Growth Fund	189	68	0	0	0	0
NFJ Dividend Value Fund	5,040	10,751	0	42	0	0
NFJ Large-Cap Value Fund	82	377	0	1	0	0
NFJ Small-Cap Value Fund	47,980	114,364	1	123	0	0
OCC Core Equity Fund	8	0	0	0	0	(18)
OCC Value Fund	28,935	200,004	0	1	0	(151)
PEA Growth Fund	0	0	87	(28)	(321,478)	0
PEA Growth & Income Fund	0	0	7	2	(31,400)	0
PEA Opportunity Fund	0	0	0	(7)	(57,396)	0
PEA Target Fund	0	0	(2)	5	(217,051)	0
RCM Large-Cap Growth Fund	1,100	0	0	(24)	(22,743)	0
RCM Mid-Cap Fund	0	0	1	0	(351,816)	0
RCM Targeted Core Growth Fund	0	0	1	1	(15,285)	0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain foreign currency transactions.
(2)	Adjusted for appreciation/depreciation related to securities on loan.
(3)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(4)	Capital losses realized during the period November 1, 2004 through June 30, 2005 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

06.30.05  |  Allianz Funds Annual Report  67

Notes to Financial Statements (Cont.)

June 30, 2005

As of June 30, 2005, the Funds had accumulated capital losses expiring in the following years. The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	2008		2009	2010		2011		2013
CCM Capital Appreciation Fund	$0		$0	$0		$34,857		$0
CCM Mid-Cap Fund	0		0	0		37,580		0
PEA Growth Fund	0		0	126,853	(6)	194,625		0
PEA Growth & Income Fund	4,542	(5)	0	13,078		13,780		0
PEA Opportunity Fund	0		0	22,136		35,260		0
PEA Target Fund	0		0	0		217,051		0
RCM Large-Cap Growth Fund	0		0	8,918		13,825		0
RCM Mid-Cap Fund	0		202,183	135,961		13,672		0
RCM Targeted Core Growth Fund	34		6,060	904		8,101	(7)	186

(5)	Represents acquired capital loss carryovers which may be limited under current tax law.
(6)	Includes $4,036,925 of acquired capital loss carryovers which may be limited under current tax law.
(7)	Includes $5,764,660 of acquired capital loss carryovers which may be limited under current tax law.

As of June 30, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(8)
AMM Asset Allocation Fund	$226,916	$16,018	$(1,250)	$14,768
CCM Capital Appreciation Fund	1,137,229	132,902	(11,151)	121,751
CCM Mid-Cap Fund	985,261	129,324	(5,168)	124,156
NACM Flex-Cap Value Fund	41,462	648	(787)	(139)
NACM Growth Fund	3,609	238	(117)	121
NFJ Dividend Value Fund	929,308	67,165	(8,747)	58,418
NFJ Large-Cap Value Fund	59,119	3,674	(1,055)	2,619
NFJ Small-Cap Value Fund	3,315,066	818,890	(41,574)	777,316
OCC Core Equity Fund	2,988	161	(72)	89
OCC Value Fund	2,998,499	161,680	(79,633)	82,047
PEA Growth Fund	623,973	124,008	(22,823)	101,185
PEA Growth & Income Fund	87,883	9,674	(2,278)	7,396
PEA Opportunity Fund	282,692	40,997	(8,993)	32,004
PEA Target Fund	892,778	174,574	(19,578)	154,996
RCM Large-Cap Growth Fund	559,369	54,950	(7,202)	47,748
RCM Mid-Cap Fund	126,847	9,364	(2,231)	7,133
RCM Targeted Core Growth Fund	34,394	4,991	(179)	4,812

(8)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to return of capital adjustments from real estate investment trust, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

68  Allianz Funds Annual Report  |  06.30.05

As of fiscal year ended June 30, 2005, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital
AMM Asset Allocation Fund	$3,769	$0	$0
CCM Capital Appreciation Fund	3,590	0	0
CCM Mid-Cap Fund	0	0	0
NACM Flex-Cap Value Fund	279	136	0
NACM Growth Fund	10	52	0
NFJ Dividend Value Fund	12,773	2,570	0
NFJ Large-Cap Value Fund	863	130	0
NFJ Small-Cap Value Fund	85,126	113,028	0
OCC Core Equity Fund	0	0	0
OCC Value Fund	76,887	22,529	0
PEA Growth Fund	0	0	0
PEA Growth & Income Fund	591	0	0
PEA Opportunity Fund	0	0	0
PEA Target Fund	0	0	0
RCM Large-Cap Growth Fund	1,216	0	0
RCM Mid-Cap Fund	0	0	0
RCM Targeted Core Growth Fund	0	0	0

(9)	Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

06.30.05  |  Allianz Funds Annual Report  69

Notes to Financial Statements (Cont.)

June 30, 2005

9. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	AMM Asset Allocation Fund				CCM Capital Appreciation Fund				CCM Mid-Cap Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	2,226	$24,071	2,917	$29,878	7,143	$123,778	2,671	$41,117	3,814	$87,371	2,754	$54,120
Class B	1,850	19,895	4,886	49,202	919	14,920	1,057	15,258	630	13,622	651	12,022
Class C	3,672	39,396	6,599	66,980	1,586	25,523	1,779	25,840	813	17,654	739	13,594
Other Classes	74	804	276	2,792	6,983	120,717	6,921	107,761	10,045	234,703	7,826	160,791

Issued as reinvestment of distributions

Class A	73	806	40	415	28	485	0	0	0	0	0	0
Class B	69	750	41	431	3	44	0	0	0	0	0	0
Class C	128	1,407	77	806	5	84	0	0	0	0	0	0
Other Classes	2	25	10	99	143	2,559	0	0	0	0	0	0

Cost of shares redeemed

Class A	(1,321)	(14,389)	(856)	(8,865)	(2,719)	(45,756)	(2,489)	(38,564)	(2,061)	(46,154)	(2,245)	(43,901)
Class B	(1,339)	(14,352)	(671)	(6,830)	(1,514)	(24,150)	(1,186)	(17,503)	(1,153)	(24,403)	(900)	(16,710)
Class C	(2,374)	(25,398)	(1,455)	(14,919)	(1,567)	(24,924)	(1,632)	(24,148)	(882)	(18,429)	(1,056)	(19,950)
Other Classes	(181)	(2,008)	(1,709)	(17,752)	(8,243)	(139,261)	(5,151)	(81,321)	(6,957)	(152,838)	(8,248)	(168,503)

Net increase (decrease) resulting from Fund share transactions	2,879	$31,007	10,155	$102,237	2,767	$54,019	1,970	$28,440	4,249	$111,526	(479)	$(8,537)

	NFJ Small-Cap Value Fund				OCC Core Equity Fund		OCC Value Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Period from 03/31/2005 to 06/30/2005		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class A	19,978	$567,522	24,974	$602,763	1	$10	33,843	$577,465	35,491	$558,210
Class B	716	19,923	2,422	54,842	0	0	8,188	135,529	12,704	190,889
Class C	1,865	51,805	6,057	138,006	1	10	18,039	298,841	22,202	339,459
Other Classes	18,795	542,203	11,837	293,402	298	2,980	30,973	530,611	31,504	507,144

Issued as reinvestment of distributions

Class A	2,489	71,995	621	15,005	0	0	1,672	29,367	106	1,559
Class B	616	17,327	181	4,286	0	0	736	12,514	24	342
Class C	896	25,236	250	5,944	0	0	1,072	18,238	32	455
Other Classes	1,421	41,694	252	6,172	0	0	1,289	22,767	70	1,048

Cost of shares redeemed

Class A	(13,827)	(391,515)	(13,134)	(325,931)	0	0	(32,120)	(547,607)	(6,718)	(103,571)
Class B	(2,685)	(74,055)	(2,068)	(50,223)	0	0	(7,107)	(117,334)	(3,657)	(54,659)
Class C	(3,809)	(104,791)	(3,511)	(85,447)	0	0	(17,334)	(286,585)	(5,732)	(85,467)
Other Classes	(4,219)	(120,566)	(5,127)	(126,569)	0	0	(36,224)	(624,503)	(6,062)	(96,199)

Net increase (decrease) resulting from Fund share transactions	22,236	$646,778	22,754	$532,250	300	$3,000	3,027	$49,303	79,964	$1,259,210

70  Allianz Funds Annual Report  |  06.30.05

	NACM Flex-Cap Value Fund				NACM Growth Fund				NFJ Dividend Value Fund				NFJ Large-Cap Value Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class A	208	$3,335	112	$1,569	35	$443	45	$529	14,087	$186,142	6,533	$77,560	906	$14,207	305	$4,283
Class B	152	2,390	84	1,182	67	820	63	738	5,821	76,482	3,692	42,970	747	11,625	141	1,967
Class C	276	4,323	144	2,059	27	322	45	540	14,089	184,768	6,097	71,621	962	14,896	223	3,067
Other Classes	1,843	29,802	7	100	0	0	0	0	4,343	57,978	2,798	34,005	291	4,529	65	902

Issued as reinvestment of distributions

Class A	5	75	1	18	1	7	0	4	299	3,980	79	931	16	255	2	23
Class B	3	52	1	17	1	17	0	5	103	1,365	35	408	9	133	0	4
Class C	9	137	1	16	0	5	0	1	224	2,958	63	736	12	182	1	10
Other Classes	5	89	3	46	2	28	1	12	255	3,410	125	1,502	17	265	4	49

Cost of shares redeemed

Class A	(143)	(2,228)	(15)	(222)	(30)	(356)	(12)	(145)	(1,862)	(24,425)	(747)	(8,923)	(101)	(1,560)	(87)	(1,245)
Class B	(65)	(981)	(7)	(98)	(12)	(144)	(20)	(240)	(1,016)	(13,041)	(442)	(5,252)	(60)	(913)	(19)	(254)
Class C	(91)	(1,393)	(13)	(187)	(18)	(208)	(26)	(308)	(1,492)	(19,404)	(751)	(8,852)	(176)	(2,666)	(35)	(485)
Other Classes	(105)	(1,709)	(3)	(44)	(5)	(65)	0	0	(877)	(11,653)	(585)	(6,700)	(43)	(661)	(33)	(449)

Net increase (decrease) resulting from Fund share transactions	2,097	$33,892	315	$4,456	68	$869	96	$1,136	33,974	$448,560	16,897	$200,006	2,580	$40,292	567	$7,872

	PEA Growth Fund				PEA Growth & Income Fund				PEA Opportunity Fund				PEA Target Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class A	599	$11,733	1,806	$33,410	702	$5,465	1,719	$12,170	323	$6,672	1,559	$29,379	2,041	$34,402	4,700	$72,864
Class B	193	3,242	514	8,225	307	2,340	1,397	9,844	118	1,943	790	12,114	186	2,759	957	12,984
Class C	473	7,962	1,095	17,689	346	2,627	1,532	10,787	237	3,942	1,413	21,527	754	11,164	2,098	28,821
Other Classes	101	1,805	424	7,298	144	1,118	553	4,109	561	9,948	3,264	53,105	306	5,359	490	7,909

Issued as reinvestment of distributions
Class A	0	0	0	0	29	228	36	265	0	0	0	0	0	0	0	0
Class B	0	0	0	0	10	79	17	124	0	0	0	0	0	0	0	0
Class C	0	0	0	0	13	98	22	156	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	11	91	21	152	0	0	0	0	0	0	0	0

Cost of shares redeemed
Class A	(1,528)	(30,186)	(2,369)	(44,278)	(1,016)	(7,856)	(1,969)	(13,848)	(871)	(17,950)	(1,523)	(29,093)	(3,784)	(64,078)	(3,667)	(57,706)
Class B	(1,198)	(20,105)	(1,689)	(27,033)	(1,002)	(7,595)	(907)	(6,519)	(454)	(7,531)	(456)	(7,158)	(2,083)	(30,798)	(2,852)	(39,046)
Class C	(8,765)	(147,490)	(10,295)	(166,176)	(1,191)	(9,020)	(1,400)	(10,152)	(2,301)	(38,194)	(2,467)	(39,191)	(9,103)	(135,198)	(7,886)	(110,485)
Other Classes	(118)	(2,089)	(1,058)	(18,154)	(386)	(3,006)	(524)	(3,874)	(1,616)	(28,255)	(4,856)	(81,072)	(656)	(11,248)	(416)	(6,749)

Net increase (decrease) resulting from Fund share transactions	(10,243)	$(175,128)	(11,572)	$(189,019)	(2,033)	$(15,431)	497	$3,214	(4,003)	$(69,425)	(2,276)	$(40,389)	(12,339)	$(187,638)	(6,576)	$(91,408)

06.30.05  |  Allianz Funds Annual Report  71

Notes to Financial Statements (Cont.)

June 30, 2005

9. Shares of Beneficial Interest (Cont.)

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RCM Large-Cap Growth Fund				RCM Mid-Cap Fund				RCM Targeted Core Growth Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class A	1,727	$20,904	3,028	$35,143	432	$1,058	954	$2,196	431	$4,583	714	$7,304
Class B	136	1,616	503	5,720	260	641	832	1,922	7	80	82	812
Class C	165	1,970	635	7,329	345	864	1,029	2,386	41	424	168	1,700
Other Classes	11,395	140,828	15,996	186,650	7,972	20,351	15,873	36,248	191	2,084	134	1,412
Issued in reorganization

Class A	0	0	0	0	0	0	0	0	0	0	531	5,293
Class B	0	0	0	0	0	0	0	0	0	0	578	5,694
Class C	0	0	0	0	0	0	0	0	0	0	878	8,660
Other Classes	0	0	0	0	0	0	0	0	0	0	62	622
Issued as reinvestment of distributions

Class A	4	46	5	58	0	0	0	0	0	0	0	0
Class B	0	0	0	1	0	0	0	0	0	0	0	0
Class C	0	0	0	1	0	0	0	0	0	0	0	0
Other Classes	85	1,091	141	1,633	0	0	0	0	0	0	0	0
Cost of shares redeemed

Class A	(1,367)	(16,591)	(1,773)	(20,401)	(283)	(690)	(227)	(531)	(484)	(5,211)	(374)	(3,986)
Class B	(164)	(1,927)	(209)	(2,401)	(460)	(1,073)	(174)	(410)	(212)	(2,189)	(122)	(1,257)
Class C	(186)	(2,194)	(325)	(3,826)	(492)	(1,149)	(344)	(817)	(248)	(2,575)	(190)	(1,934)
Other Classes	(17,799)	(218,356)	(13,624)	(159,587)	(52,805)	(133,146)	(36,784)	(86,559)	(219)	(2,353)	(183)	(1,916)

Net increase (decrease) resulting from Fund share transactions	(6,004)	$(72,613)	4,377	$50,320	(45,031)	$(113,144)	(18,841)	$(45,565)	(493)	$(5,157)	2,278	$22,404

10. Reorganization

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation
RCM Targeted Core Growth Fund	PPA Tax-Efficient Equity Fund	10/10/2003	2,049	$20,269	$20,269	$14,813	$35,083	$3,293

72  Allianz Funds Annual Report  |  06.30.05

11. Affiliated Transactions

The underlying Funds of the AMM Asset Allocation Fund are considered to be affiliated with the Trust. The table below shows the transactions in and earnings from investments in these affiliated funds for the year ended June 30, 2005 (amounts in thousands):

Underlying Fund	Market Value 06/30/2004	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 06/30/2005	Dividend Income	Net Capital and Realized Gain (Loss)
CCM Capital Appreciation	$1,895	$11	$0	$(240)	$2,103	$11	$0
CCM Mid-Cap	1,621	0	0	170	1,874	0	0
Emerging Markets Bond	715	68	9	129	866	65	3
Foreign Bond (U.S. Dollar-Hedged)	2,167	458	98	68	2,606	116	19
High Yield	4,340	780	73	252	5,247	331	0
NACM International	0	33,572	527	658	33,723	0	21
NFJ Small-Cap Value	6,123	765	957	2,251	6,639	209	297
OCC Value	13,597	3,155	4,556	2,851	12,216	364	45
OCC Renaissance	15,112	3,937	2,680	3,664	16,211	0	(50)
PEA Growth	1,416	0	0	(680)	1,465	0	0
PEA Opportunity	6,116	2,461	1,046	1,738	8,109	0	19
PEA Target	2,149	0	0	(316)	2,243	0	0
RCM International Growth Equity	27,753	2,511	33,161	0	0	348	5,888
RCM Large-Cap Growth	12,184	9,173	1,272	1,710	21,010	41	2
RCM Mid-Cap	11,309	4,944	1,194	2,412	15,896	0	2
Short-Term	3,960	912	60	(10)	4,802	99	10
StocksPLUS	29,021	6,828	3,311	820	32,777	1,593	(494)
Total Return	61,052	18,512	6,611	1,057	73,897	2,877	1,018

Totals	$200,530	$88,087	$55,555	$16,534	$241,684	$6,054	$6,780

An affiliate may include any company in which the NFJ Small-Cap Fund owns five percent or more of its outstanding voting securities. On June 30, 2005, the Fund held five percent or more of the outstanding voting securities of the following companies (amounts in thousands):

Issuer Name	% Holding	Cost	Market Value	% of Net Assets
Cato Corp. ‘A’	7.53%	$19,016	$31,780	0.91%
Handleman Co.	5.21	20,248	18,442	0.53
Iowa Telecommunications Services, Inc.	5.38	32,227	31,125	0.89

		$71,491	$81,347	2.33%

The aggregate cost and value of these companies at June 30, 2005, was $71,491 and $81,347, respectively. Investments in affiliate company represent 2.33% of total net assets at June 30, 2005. Investment activity and income amounts relating to affiliates during the year ended June 30, 2005 were as follows (amounts in thousands):

Dividend Income	$1,062
Change in unrealized gain	$9,855
Purchases	$35,161

Certain additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the Fund owning more than 5% of the outstanding shares of certain issues at June 30, 2005. Therefore, the cost and market value of the affiliate disclosure above include both acquisitions of new investment and prior year holdings that became affiliates during the current period.

06.30.05  |  Allianz Funds Annual Report  73

Notes to Financial Statements (Cont.)

June 30, 2005

12. Regulatory and Litigation Matters

On September 13, 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), formerly known as PA Fund Management LLC, PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), formerly known as PA Distributors LLC, reached an agreement with the SEC in settlement of a complaint filed against AGIFM, PEA, and AGID in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund and the PEA Target Fund. Under the terms of the settlement, AGIFM, PEA and AGID consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, AGIFM, PEA and AGID agreed to pay a civil monetary penalty of $40,000,000 and disgorgement of $10,000,000. The SEC Order requires AGIFM, PEA and AGID to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1,600,000 paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with AGID and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, AGID and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15,000,000 and $3,000,000 for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, AGIFM, PEA and AGID reached an agreement with the SEC in settlement of a subpoena issued to AGID on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, AGIFM, PEA and AGID consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, AGIFM and AGID agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and AGIFM, PEA and AGID agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been AGID’s benefit. Those amounts were paid on September 15, 2004.

In a related action, AGID reached an agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, AGID agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. AGIFM, PEA, AGID and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, AGIFM, PEA, AGID, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

          On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against AGIFM, PEA and AGID based on essentially the same circumstances as those cited in the 2004 settlements with the Securities and Exchange Commission and New Jersey Attorney General involving alleged “market timing” activities described above. The West Virginia Complaint alleges, among other things, that AGIFM, PEA and AGID improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised by AGIFM and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIFM, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIFM in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

74  Allianz Funds Annual Report  |  06.30.05

On March 4, 2005, a putative class action lawsuit was filed in the Superior Court of Orange County, California against the Trust on behalf of holders of Class B shares of the Trust. The lawsuit seeks, among other things, relief from the obligation to pay a contingent deferred sales charge, or refunds of such charges already paid, on account of the purported market timing activity in certain Allianz Funds that is the subject of the regulatory proceedings discussed elsewhere in this subsection. On May 20, 2005, the Trust removed the action to the U.S. District Court for the Central District of California. On May 23, 2005, the Trust filed a Notice of Tag Along Action with the Judicial Panel on Multidistrict Litigation (“JPML”), seeking to transfer the case to the multidistrict litigation proceeding in Maryland (“Maryland MDL”). On June 13, 2005, the JPML issued a Conditional Transfer Order. The plaintiff has opposed the transfer to the Maryland MDL and on July 15, 2005 filed a motion to remand the case to a California state court.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), AGIFM, PEA, AGID, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in a court injunction against AGIFM, PEA or AGID, then Allianz, AGIFM and certain of their affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

13. Repayments by Investment Manager

As part of the settlement with the SEC regarding the Morgan Stanley (P-010121) subpoena (Note 12 Regulatory and Litigation Matters), AGIFM, PEA and AGID agreed to pay jointly disgorgement of $6,602,000.

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review.

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on the ownership of voting stock. The SEC has asked AGIFM to reimburse the certain Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed the certain Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to the certain Funds.

06.30.05  |  Allianz Funds Annual Report  75

Report of Independent Registered Public Accounting Firm

To the Trustees and Class A, B and C Shareholders of the Allianz Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, B and C shares present fairly, in all material respects, the financial position of the AMM Asset Allocation Fund, CCM Capital Appreciation Fund, CCM Mid-Cap Fund, NACM Flex-Cap Value Fund, NACM Growth Fund, NFJ Dividend Value Fund, NFJ Large-Cap Value Fund, NFJ Small-Cap Value Fund, OCC Core Equity Fund, OCC Value Fund, PEA Growth Fund, PEA Growth & Income Fund, PEA Opportunity Fund, PEA Target Fund, RCM Large-Cap Growth Fund, RCM Mid-Cap Fund, and RCM Targeted Core Growth Fund (17 funds of the Allianz Funds, hereafter referred to as the “Funds”) at June 30, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds, for the Class A, B and C shares, for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian, brokers and transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 25, 2005

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Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2005) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2005 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2005:

AMM Asset Allocation Fund	22.12%
CCM Capital Appreciation Fund	100.00%
NACM Flex-Cap Value Fund	61.95%
NACM Growth Fund	100.00%
NFJ Dividend Value Fund	100.00%
NFJ Large-Cap Value Fund	70.01%
NFJ Small-Cap Value Fund	81.16%
OCC Value Fund	70.44%
PEA Growth & Income Fund	100.00%
RCM Large-Cap Growth Fund	100.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2005 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

AMM Asset Allocation Fund	11.98%
CCM Capital Appreciation Fund	100.00%
NACM Flex-Cap Value Fund	69.39%
NACM Growth Fund	100.00%
NFJ Dividend Value Fund	100.00%
NFJ Large-Cap Value Fund	72.56%
NFJ Small-Cap Value Fund	78.95%
OCC Value Fund	62.06%
PEA Growth & Income Fund	100.00%
RCM Large-Cap Growth Fund	100.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2006, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2005.

06.30.05  |  Allianz Funds Annual Report  77

Trustees and Officers of Allianz Funds (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustee defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is 2187 Atlantic Street, Stamford, Connecticut 06902.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

David C. Flattum* (41) Trustee	09/2004 to present	Chief Operating Officer, General Counsel and Managing Director, Allianz Global Investors of America L.P.	52	Member of Board of Directors of Allianz Dresdner Asset Management U.S. Equities LLC, Cadence Capital Management Inc. and Oppenheimer Group, Inc.

Independent Trustees

Donald P. Carter (78) Trustee	01/1997 to present	Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc. (Chicago advertising agency); Chairman and Director, Moduline Industries, Inc. (a manufacturer of commercial windows and curtain walls).	31	None

Gary A. Childress (71) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	31	None

Theodore J. Coburn (52) Trustee	06/2002 to present	President of Coburn Capital Group and member of Triton Realty Partners; Trustee, Nicholas-Applegate Fund; and Trustee, Bramwell Funds. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	31	None

W. Bryant Stooks (64) Trustee	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments); Director, American Agritec LLC (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	31	None

Gerald M. Thorne (67) Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); Partner, Evergreen Partners (resort real estate); and Director, American Orthodontics Corp. Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando- McGlocklin (small business investment company); and Director, VPI Inc. (plastics company).	31	Member of Board of Directors, American Orthodontics Corp.

*	Trustees serve until their successors are duly elected and qualified.

78  Allianz Funds Annual Report  |  06.30.05

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. (47) President and Chief Executive Officer	12/2004 to present	Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC (formerly Managing Director of Nicholas-Applegate Capital Management LLC).

Newton B. Schott, Jr. (63) Vice President and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, Allianz Global Investors Distributors LLC (“AGID”). Formerly, Executive Vice President, AGID.

Henrik P. Larsen (35) Vice President	02/2000 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

Andrew J. Meyers (44) Vice President	12/2004 to present	Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC.

Jeffrey M. Sargent (42) Vice President	02/1996 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Garlin G. Flynn (59) Assistant Secretary	03/1995 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.

Richard H. Kirk (44) Assistant Secretary	12/2004 to present	Senior Vice President, Associate General Counsel, Allianz Global Investors of America L.P. (since 2004). Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004); Associate General Counsel, Friedman, Billings, Ramsey, Inc.(2000-2002).

John P. Hardaway (48) Treasurer and Principal Financial Accounting Officer	08/1995 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Lawrence Altadonna (39) Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Municipal Advantage Fund, Inc., PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund and PIMCO Global StocksPLUS & Income Fund; Treasurer, Fixed Income SHares; Assistant Treasurer, Premier VIT (formerly PIMCO Advisors VIT). Formerly, Director of Fund Administration, Prudential Investments.

Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Brian S. Shlissel (40) Assistant Treasurer	06/2005 to present	Executive Vice President, Allianz Global Investors Fund Management LLC; Trustee, President and Chief Executive Officer, Premier VIT; President and Chief Executive Officer, Fixed Income SHares, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas Applegate International & Premium Strategy Fund; PIMCO Global StocksPLUS & Income Fund and Municipal Advantage Fund, Inc.

Youse Guia (32) Chief Compliance Officer	09/2004 to present	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer, Allianz Funds, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund, Municipal Advantage Fund, Inc., PIMCO Global StocksPLUS and Income Fund, Fixed Income SHares and Premier VIT. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

**	The officers of the Trust are re-appointed annually by the Board of Trustees.

06.30.05  |  Allianz Funds Annual Report  79

Board Approval of Investment Advisory and Portfolio Management Agreements (Unaudited)

Each year, the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), is required to determine whether to continue the Trust’s advisory agreements. In March 2005, the Board and the Independent Trustees approved the continuation of the Trust’s Amended and Restated Investment Advisory Agreement with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements with Cadence Capital Management LLC, RCM Capital Management LLC, Nicholas-Applegate Capital Management LLC, Oppenheimer Capital LLC, NFJ Investment Group, L.P. and PEA Capital LLC (collectively, the “Sub-Advisers”) (collectively, the “Agreements”) for the period ending December 31, 2005, following the recommendation of the Independent Trustees. The material factors and conclusions that formed the basis for the Independent Trustees’ recommendation and the subsequent approval by the Board and the Independent Trustees are required to be in this report and are discussed below.

Review Process

The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the investment manager furnish, such information as may reasonably be necessary to evaluate the terms of the Trust’s advisory agreements. The Trustees began their formal review process in September, 2004. At the September, 2004 Board meeting, in conjunction with the renewal of the Funds’ distribution arrangements, the Independent Trustees informed management that they would be seeking fee breakpoints in connection with the renewal of the Funds’ advisory and/or administration arrangements with the Adviser. After evaluating the Adviser’s assertion that the Funds’ advisory fees were in line with industry peers, the Independent Trustees concluded that breakpoints in the administrative fee were an effective way to share economies of scale with fund shareholders. The Independent Trustees and the Adviser exchanged a number of proposals concerning fee rates and breakpoints for administrative services before agreeing on the fee reductions ultimately approved by the Board and the Independent Trustees. The Board and the Independent Trustees each received assistance and advice, including written memoranda, regarding the legal standards applicable to the consideration of advisory arrangements from counsel to the Trust and independent counsel to the Independent Trustees, respectively. The Independent Trustees discussed the continuation of the Agreements with representatives of the Adviser and in private multiple sessions with independent legal counsel at which no representatives of the Adviser were present. The Independent Trustees and Board, in approving the continuation of the Agreements, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their deliberations were made separately in respect of each Fund. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

Materials Reviewed

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Adviser, its affiliates and the Sub-Advisers, including reports on: each Fund’s investment results; portfolio construction; portfolio composition; portfolio trading practices; shareholder services; and other information relating to the nature, extent and quality of services provided by the Adviser, its affiliates and the Sub-Advisers to the Funds. In addition, in connection with its annual consideration of the Agreements, the Board requested and reviewed supplementary information regarding the terms of the Agreements, the Funds’ investment results, advisory fee and total expense comparisons, financial and profitability information regarding the Adviser and its affiliates, descriptions of various functions undertaken by the Adviser, such as compliance monitoring, and information about the personnel providing investment management and administrative services to the Funds. The Board also requested and evaluated performance and expense information for other investment companies compiled by Lipper Inc., a third-party data provider (“Lipper”). In addition, the Independent Trustees retained an independent industry consultant who produced a report addressing, among other things, comparative fee data. The Board and the Independent Trustees also considered information regarding “revenue sharing” arrangements that Allianz Global Investors Distributors LLC (“AGID”), the Trust’s principal underwriter, and its affiliates have entered into with various intermediaries that sell shares of the Funds and payments by the Adviser to those intermediaries for sub-transfer agency services as described in the Trust’s registration statement. The Board also requested and reviewed information relating to the fees paid and services rendered under the Administration Agreement between the Funds and the Adviser, as well as information regarding other so-called “fall-out” benefits to the Adviser and its affiliates due to their other relationships with the Funds. The Board and the Independent Trustees also received and reviewed comparative performance information regarding the Funds at each of the quarterly Board meetings.

Nature, Extent and Quality of Services

Nature and Extent of Services – In considering the continuation of the Agreements for the current year, the Board and the Independent Trustees evaluated the nature and extent of the services provided by the Adviser, its affiliates and the Sub-Advisers. The relevant Sub-Adviser formulates each Fund’s investment policies (subject to the terms of the prospectus), analyzes economic trends, evaluates the risk/return characteristics of each Fund, constructs each Fund’s portfolio, monitors each Fund’s investment performance, and reports to the Board and the Independent Trustees. The Board and the Independent Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds. In this context, the Board and the Independent Trustees considered the in-house research capabilities of the Sub-Advisers as well as other resources available to the Sub-Advisers, including research services available to the Sub-Advisers as a result of securities transactions effected for the Funds and other investment advisory clients of the Sub-Advisers. The Trustees considered the scope and quality of services provided by the

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Adviser and the Sub-Advisers under the Agreements, and noted that the services required to be provided had expanded over time as a result of regulatory and other developments. The Board and the Independent Trustees considered the managerial and financial resources available to the Adviser and the Sub-Advisers. The Board and the Independent Trustees noted that the standard of care under the Agreements was comparable to that found in many investment advisory agreements, and considered the record of the Adviser in resolving potential disputes arising under its investment advisory agreement with the Trust in the best interests of shareholders.

The Board, including the Independent Trustees, took into account the “unitary fee” structure of the Funds under which (a) certain services ordinarily the financial responsibility of a mutual fund (e.g., custody, transfer agency, legal and accounting services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee and (b) administrative services frequently covered in a mutual fund’s advisory contract are dealt with under the Funds’ Administration Agreement with the Adviser.

Quality of Services – The Board and the Independent Trustees considered the quality of the services provided by the Adviser and the Sub-Advisers and the quality of the resources of each that are available to the Funds. The Board and the Independent Trustees considered the experience and professional qualifications of the personnel of the Adviser, its affiliates and the Sub-Advisers and the size and functions of their staffs as well as the reputations of the Adviser and the Sub-Advisers. The Board and the Independent Trustees considered the complexity of managing the Funds relative to other types of funds. The Board and the Independent Trustees also received and reviewed information regarding the quality of non-investment advisory services provided to the Funds by the Adviser under the Administration Agreement. The Board and the Independent Trustees considered that the scope of the services provided to the Funds by the Adviser and the Sub-Advisers were consistent with the Funds’ operational requirements, including, in addition to their investment objectives, compliance with the Funds’ investment restrictions, tax and reporting requirements and related shareholder services. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that, overall, they were satisfied with the nature, extent and quality of the services provided by the Adviser and the Sub-Advisers (including those provided under the Administration Agreement).

Portfolio Management Services and Performance

In their evaluation of the quality of the portfolio management services provided by the Sub-Advisers, the Board and the Independent Trustees considered the experience of the Funds’ portfolio managers. The Board and the Independent Trustees considered whether the Funds operated within their investment objectives and their record of compliance with their investment restrictions. The Board and the Independent Trustees reviewed information comparing the Funds’ historical performance to relevant market indices and to performance information for other investment companies with similar investment objectives over the 1-, 3-, 5- and 10-year periods (if the Funds were in existence) ended September 30, 2004 derived from data compiled by Lipper. The Board and the Independent Trustees reviewed performance for the period ended December 31, 2004 for each Fund and for those Funds that had underperformed relative to the benchmark index or peer group provided by Lipper, including the NACM Growth, RCM Large-Cap Growth and RCM Mid-Cap Growth Funds, they discussed with the Adviser the reasons for such underperformance and the Adviser’s plans to monitor and address performance. The Board and the Independent Trustees also took into account steps taken by the Adviser to change the Sub-Adviser for the PEA Value (now OCC Value) Funds as well as changes to the portfolio management team for the PEA Growth Fund. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the Adviser’s and the Sub-Advisers’ performance record and process used in managing the Funds was sufficient to merit approval of the continuation of the Agreements.

Management Fees and Expenses

The Board and the Independent Trustees reviewed information, including comparative information provided by Lipper, regarding the advisory, administrative and distribution fees paid to the Adviser and its affiliates and the total expenses borne by the Funds. The Board and the Independent Trustees reviewed the administrative fees paid by the Funds to the Adviser, as well as the distribution (12b-1) fees paid to AGID. They considered the Funds’ management fees relative to their respective peer groups as determined by Lipper and the input provided by the independent industry consultant. The Board and the Independent Trustees considered the anticipated effect of proposed administrative fee reductions for the Funds. The Board and the Independent Trustees also considered the fees that the Sub-Advisers charge other clients with investment objectives similar to the Funds. The Board and the Independent Trustees reviewed materials from the Adviser describing the differences in services provided to these other clients, which noted that typically more services were provided to the Funds than these other clients and that because of the constant issuance and redemption of fund shares, the Funds were more difficult to manage than institutional accounts. The Board and the Independent Trustees noted that the Adviser (not the Funds) pays the Sub-Advisers from its advisory fee. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the fees to be charged under the Agreements represent reasonable compensation to the Adviser in light of the services provided.

06.30.05  |  Allianz Funds Annual Report  81

Board Approval of Investment Advisory and Portfolio Management Agreements (Unaudited) (Cont.)

Profitability and Possible Economies of Scale

Profitability – The Board and the Independent Trustees reviewed information regarding the cost of services provided by the Adviser, its affiliates and the Sub-Advisers and the profitability (before and after distribution expenses and prior to taxes) of the Adviser’s relationship with the Funds. The Board and the Independent Trustees considered information provided by Lipper regarding the pre- and post-marketing profitability of other investment advisers with publicly-traded parent companies. The Independent Trustees also reviewed and considered a profitability analysis prepared at their direction by PricewaterhouseCoopers LLP, independent accountants for the Funds. The Board and the Independent Trustees recognized that it is difficult to make comparisons of profitability from fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Board and the Independent Trustees considered the impact of fees on the profitability of the Adviser. The Board and the Independent Trustees also considered the effect on the Adviser’s revenues of new breakpoints in the Funds’ administrative fee structure at current asset levels and in light of projected growth. In addition, the Board and the Independent Trustees considered information regarding the direct and indirect benefits the Adviser and the Sub-Advisers receive as a result of their relationships with the Funds, including compensation paid to the Adviser, the Sub-Advisers and their affiliates, including administrative fees paid to the Adviser and 12b-1 fees and sales charges to AGID as well as research provided to the Sub-Advisers in connection with portfolio transactions effected on behalf of the Funds (soft dollar arrangements), and reputational benefits.

Economies of Scale – The Board and the Independent Trustees reviewed the extent to which the Adviser and the Sub-Advisers may realize economies of scale in managing and supporting the Funds. The Board and the Independent Trustees considered the extent to which any economies of scale might be realized (if at all) by the Adviser or the Sub-Advisers across a variety of products and services, including the Funds, and not only in respect of a single Fund.

The Board and the Independent Trustees noted that the advisory and sub-advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board and the Independent Trustees concluded that breakpoints in the administrative fee were an effective way to share any economies of scale with fund shareholders. The Board and the Independent Trustees noted that the administrative fee breakpoint schedule that had been agreed to with the Adviser contained different starting points for different funds depending on fund size. They discussed that most of the Funds in the Trust were relatively small, and that by setting the breakpoints at somewhat lower levels for the smaller Funds there was an increased likelihood that these Funds would share in economies of scale and that indeed some Funds would be immediately affected by the administrative fee breakpoints. The Board and the Independent Trustees noted that the agreed to administrative fee breakpoints for the larger Funds also would have an immediate impact on these Funds’ expense ratios.

The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not excessive and that the Adviser and the Sub-Advisers were sharing economies of scale, if any, with the Funds and their shareholders.

Additional Considerations

The Board and the Independent Trustees also considered possible conflicts of interest associated with the provision of investment advisory services by the Adviser and the Sub-Advisers to other clients. The Trustees considered the procedures of the Sub-Advisers designed to fulfill their fiduciary duties to advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Adviser and the Sub-Advisers in these matters. The Board and the Independent Trustees also received and considered information concerning procedures of the Sub-Advisers with respect to the execution of portfolio transactions.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the Agreements, including the fees payable to the Adviser and the Sub-Advisers, are fair and reasonable to the Funds and their shareholders given the scope and quality of the services provided to the Funds and such other considerations as the Trustees considered relevant in the exercise of their reasonable business judgment and that the continuation of the Agreements was in the best interests of the Funds and their shareholders. The Board and Independent Trustees unanimously approved the continuation of the Agreements.

82  Allianz Funds Annual Report  |  06.30.05

Allianz Funds

Investment Adviser and Administrator	Allianz Global Investors Fund Management LLC (“AGIFM”), 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Cadence Capital Management LLC, Nicholas-Applegate Capital Management LLC, NFJ Investment Group L.P., Oppenheimer Capital LLC, PEA Capital LLC, RCM Capital Management LLC

Distributor	Allianz Global Investors Distributors LLC (“AGID”), 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For Allianz Funds account information contact your financial advisor, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com.

The Allianz Funds & PIMCO Funds Family

The PIMCO Funds & Allianz Funds offer access to the world-class investment firms of Allianz Global Investors–one of the world’s largest asset management companies, with more than $1 trillion under management (as of 12/31/04).

The Allianz Funds are managed by institutional equity managers, including the Allianz-owned investment firms NFJ Investment Group, Oppenheimer Capital, RCM, Nicholas-Applegate Capital Management and PEA Capital. The Allianz Funds represent a wide range of investment strategies, including growth and value, small-, mid- and large-cap, domestic and international portfolios.

The PIMCO Funds are managed by PIMCO, widely recognized as one of the premier bond managers in the world. The PIMCO Funds cover the fixed-income spectrum, and also include the innovative Real Return Strategy and equity-related funds. PIMCO Total Return Fund is the largest bond fund in the U.S.*

Allianz Funds
Value Stock	International Stock
OCC Value	NACM Global
NFJ Large-Cap Value	RCM Global Small-Cap
NFJ Dividend Value	RCM International
OCC Renaissance	Growth Equity
NACM Flex-Cap Value	NACM International
NFJ Small-Cap Value	NFJ International Value
Blend Stock	NACM Pacific Rim
OCC Core Equity	Sector-Related Stock
PEA Growth & Income	RCM Global Healthcare
CCM Capital Appreciation	RCM Biotechnology
CCM Mid-Cap	RCM Global Technology
Growth Stock	Asset Allocation (Strategic)
RCM Large-Cap Growth	AMM Asset Allocation
PEA Growth
NACM Growth
RCM Targeted Core Growth
RCM Mid-Cap
PEA Target
PEA Opportunity

PIMCO Funds
Short-Duration Bond	Tax-Exempt Bond
PIMCO Short-Term	PIMCO Short Duration Municipal
PIMCO Low Duration	Income
PIMCO Floating Income	PIMCO Municipal Bond
Core Bond	PIMCO California Intermediate
PIMCO Total Return	Municipal Bond
Government/Mortgage Bond	PIMCO California Municipal Bond
PIMCO Long-Term U.S. Government	PIMCO New York Municipal Bond
PIMCO GNMA	Real Return Strategy
PIMCO Total Return Mortgage	PIMCO Real Return
Credit Strategy	PIMCO CommodityRealReturn
PIMCO Diversified Income	Strategy
PIMCO High Yield	PIMCO RealEstateRealReturn Strategy
PIMCO Investment Grade	Equity-Related
Corporate Bond	PIMCO StocksPLUS
International Bond	PIMCO StocksPLUS Total Return
PIMCO Global Bond	PIMCO International StocksPLUS
(U.S. Dollar-Hedged)	TR Strategy
PIMCO Foreign Bond	PIMCO Fundamental IndexPLUS TR
(U.S. Dollar-Hedged)	Asset Allocation (Tactical)
PIMCO Foreign Bond (Unhedged)	PIMCO All Asset
PIMCO Emerging Markets Bond	PIMCO All Asset All Authority
PIMCO Developing Local Markets

www.allianzinvestors.com	Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 888-877-4626. Please read the prospectus carefully before you invest or send money.

* As of 6/30/05 according to SimFunds.
	Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902	AZ000AR_13122

Allianz Funds

Annual Report

JUNE 30, 2005

International/Sector Stock Funds

	GLOBAL STOCK FUNDS	SECTOR-RELATED STOCK FUNDS

Share Classes	NACM Global Fund	RCM Global Healthcare Fund

A B C	RCM Global Small-Cap Fund	RCM Biotechnology Fund

	INTERNATIONAL STOCK FUNDS	RCM Global Technology Fund

NFJ International Value Fund

NACM International Fund

RCM International Growth Equity Fund

REGIONAL STOCK FUND

NACM Pacific Rim Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

2  Allianz Funds Annual Report  |  06.30.05

Letter to Shareholders

Dear Shareholder:

U.S. stocks produced moderate returns over the past year ended June 30, 2005, despite volatility stemming from concerns about rising oil prices and geopolitical unrest. Most of the market’s gains occurred in the fourth quarter of 2004, fueled in part by positive earnings news and improving productivity.

The broader stock market, as measured by the S&P 500 Index, was up 6.32% from July 1, 2004 through June 30, 2005. Value stocks far outperformed growth stocks, while the energy and utilities sectors produced particularly strong returns. International stocks also fared well, with the MSCI EAFE Index returning 14.12% during the reporting period. From quarter to quarter, however, many market segments in the U.S. and abroad experienced considerable swings, moving up one month and down the next.

The results over the past year serve yet again as a reminder of the importance of maintaining a well-diversified portfolio. Investors should keep their focus on the long term, with an asset allocation plan appropriate for their goals and risk tolerance. These tried-and-true principles can help investors weather short-term market volatility.

In other news, I am pleased to report that the NFJ International Value Fund and OCC Core Equity Fund are now available, having opened to investors in March 2005. These new equity funds are managed by NFJ Investment Group and Oppenheimer Capital, respectively, which are both Allianz-owned investment firms.

Finally, I would like to remind you that the PIMCO Funds Multi-Manager Series stock funds were collectively renamed the Allianz Funds on April 1st, as you can see in this report. Our company name also changed to Allianz Global Investors on the same date. Importantly, our entire mutual fund family, which includes both the Allianz Funds and PIMCO Funds (those managed by PIMCO), remains fully exchangeable and is accessible through your financial advisor as in the past.

Should you have any questions concerning this report, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit www.allianzinvestors.com.

As always, thank you for the trust you have placed in us.

Sincerely,

E. Blake Moore, Jr.

President

July 31, 2005

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 888-877-4626. Please read this prospectus carefully before you invest or send money.

Allianz Funds Annual Report  |  06.30.05  3

Important Information About the Funds

The inception date on each Fund Summary performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B or C) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and C shares were first offered in (month/year): NACM Pacific Rim (7/02), RCM Global Small-Cap (2/02), RCM Global Technology (2/02), and RCM International Growth Equity (2/02). The oldest share class for RCM Biotechnology and RCM Global Healthcare is the D share class, and the A, B and C shares were first offered in 2/02. For NACM International the oldest share class is the Institutional share class and A and C shares were first offered in 10/04. For NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 3/05. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. Allianz Global Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902, www.allianzinvestors.com, 1-888-877-4626.

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-426-0107. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information about how the Funds voted proxies relating to portfolio securities held during the year, July 1, 2004 through June 30, 2005, is available without charge, upon request, by calling the Trust at 1-800-426-0107 and on the SEC’s Web site at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-426-0107 and on the SEC’s Web site at http://www.sec.gov.

4  Allianz Funds Annual Report  |  06.30.05

Important Information About the Funds (cont.)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 01/01/05 to 06/30/05.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Allianz Funds Annual Report  |  06.30.05  5

A GLOBAL STOCK FUND

NACM Global Fund

•	NACM Global Fund seeks long-term capital appreciation by investing primarily in the stocks of companies that, in the opinion of the portfolio managers, are leaders in their respective industries or emerging new players with an established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•	The Fund’s Class A Shares gained 12.87% for the twelve months ended June 30, 2005. This result outperformed the Fund’s benchmark, the MSCI All Country World Free Index, which rose 11.71% during the same time.

•	Global stock markets performed well during the one-year period, largely due to gains in the fourth quarter of 2004. Emerging market equities (MSCI Emerging Markets Free Index) generated the best returns, rising 34.89%. Stocks in non-U.S. developed markets (MSCI EAFE Index) increased 14.12%, and U.S. equities (S&P 500 Index) advanced 6.32%.

•	Stock selection in the United States and the information technology and healthcare sectors drove the Fund’s strong results versus its benchmark. Top-performing positions included U.S. companies Autodesk, a provider of CAD/CAE software development and applications, and Allscripts, a provider of clinical software solutions. Autodesk reported better-than-expected earnings following the reorganization of its sales force and market share gains resulting from more frequent product launches. Allscripts benefited from the trend toward electronic medical records and electronic methods of drug prescription.

•	While the Fund outperformed its benchmark, there were areas of relative weakness. For example, stock selection was unfavorable in the United Kingdom and the financials sector. American International Group, a life insurance and financial services firm, was a major detractor. The company faced a number of challenges during the period, including the departure of its CEO.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (07/19/02)
NACM Global Class A	12.87%	—	—	20.44%
NACM Global Class A (adjusted)	6.66%	—	—	18.15%
NACM Global Class B	12.04%	—	—	19.56%
NACM Global Class B (adjusted)	7.04%	—	—	18.84%
NACM Global Class C (adjusted)	10.05%	—	—	19.15%
MSCI All Country World Free Index	11.71%	—	—	—
Lipper Global Multi-Cap Growth Fund Average	10.62%	—	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,017.10	$1,013.40	$1,014.10	$1,017.31	$1,013.64	$1,013.64
Expenses Paid During Period	$7.55	$11.23	$11.24	$7.55	$11.23	$11.23

For each class of the Fund, expenses are equal to the expense ratio for the class (1.51% for Class A, 2.25% for Class B, 2.25% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NACM Global Fund A	NACM Global Fund B	NACM Global Fund C	MSCI All Country World Free Index
7/31/2002	9,450	10,000	10,000	10,000
8/31/2002	9,565	10,112	10,112	10,026
9/30/2002	8,857	9,363	9,363	8,926
10/31/2002	9,459	9,991	9,991	9,583
11/30/2002	10,017	10,572	10,572	10,107
12/31/2002	9,231	9,744	9,739	9,625
1/31/2003	9,027	9,509	9,514	9,344
2/28/2003	8,787	9,264	9,261	9,181
3/31/2003	8,805	9,264	9,271	9,146
4/30/2003	9,471	9,960	9,964	9,962
5/31/2003	10,165	10,683	10,685	10,542
6/30/2003	10,405	10,936	10,929	10,745
7/31/2003	10,867	11,415	11,407	10,983
8/31/2003	11,479	12,055	12,044	11,243
9/30/2003	11,435	11,998	11,988	11,315
10/31/2003	12,119	12,702	12,700	12,002
11/30/2003	12,190	12,768	12,766	12,186
12/31/2003	12,745	13,345	13,331	12,959
1/31/2004	13,117	13,719	13,714	13,180
2/29/2004	13,451	14,073	14,057	13,424
3/31/2004	13,633	14,245	14,238	13,353
4/30/2004	13,060	13,639	13,634	13,046
5/31/2004	13,156	13,731	13,715	13,155
6/30/2004	13,575	14,165	14,148	13,421
7/31/2004	12,926	13,468	13,463	12,996
8/31/2004	12,917	13,458	13,453	13,080
9/30/2004	13,337	13,893	13,886	13,356
10/31/2004	13,671	14,226	14,218	13,686
11/30/2004	14,759	15,348	15,335	14,437
12/31/2004	15,064	15,661	15,648	15,000
1/31/2005	14,727	15,304	15,291	14,685
2/28/2005	15,363	15,945	15,941	15,201
3/31/2005	14,985	15,545	15,531	14,872
4/30/2005	14,528	15,072	15,059	14,553
5/31/2005	15,035	15,577	15,573	14,835
6/30/2005	15,324	15,571	15,867	14,992

Country Allocation *

United States	52.0%
Japan	6.8%
United Kingdom	6.2%
Germany	5.0%
Switzerland	4.2%
France	2.9%
Netherlands	2.6%
Thailand	2.1%
Other	18.2%

*	% of total investments as of June 30, 2005

6  Allianz Funds Annual Report  |  06.30.05

AN INTERNATIONAL STOCK FUND

NACM International Fund

•	NACM International Fund seeks maximum long-term capital appreciation by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index.

•	The Fund’s Class A Shares rose 19.16% for the twelve months ended June 30, 2005. This result outperformed the MSCI EAFE Index, which gained 14.12% over the same period.

•	During the one-year period, stock prices climbed substantially higher in developed non-U.S. countries, with gains concentrated in the fourth quarter of 2004. European stocks (MSCI Europe Index) advanced 17.41%, outpacing markets in the Pacific region (MSCI Pacific Index), which rose 6.98%.

•	Positive stock selection was the key to the Fund’s strong performance versus its benchmark. Stock selection was especially favorable in Japan and the industrials and financials sectors. Top performers included Cosmo Oil, a Japanese oil importer and refiner, and Vallourec, a French producer of steel tubing. Cosmo Oil experienced margin improvement and gains on the valuation of its inventory amid rising oil prices. Vallourec advanced on strong sales and an improving outlook for 2005, driven in part by robust demand from energy-related companies.

•	Despite the Fund’s strong performance versus the benchmark, there were a few areas of relative weakness. Among them were modestly unfavorable stock selection in Switzerland and the telecommunications services sector. For example, Converium, a global reinsurance company based in Switzerland, underperformed as the need to strengthen its reserves led to a significant operating loss.

•	Country and sector weightings versus the Index had minimal effect on relative results given the Fund’s risk-controlled investment style.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (05/07/01)
NACM International Class A	19.16%	—	—	9.14%
NACM International Class A (adjusted)	12.60%	—	—	7.67%
NACM International Class C (adjusted)	17.29%	—	—	8.33%
MSCI EAFE Index	14.12%	—	—	—
Lipper International Multi-Cap Core Fund Average	13.72%	—	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$999.40	$995.70	$1,017.31	$1,013.64
Expenses Paid During Period	$7.49	$11.13	$7.55	$11.23

For each class of the Fund, expenses are equal to the expense ratio for the class (1.51% for Class A, 2.25% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NACM International A	NACM International C	MSCI EAFE Index
5/31/2001	9,450	10,000	10,000
6/30/2001	9,157	9,684	9,595
7/31/2001	8,902	9,409	9,421
8/31/2001	8,825	9,321	9,185
9/30/2001	7,956	8,398	8,256
10/31/2001	8,271	8,724	8,468
11/30/2001	8,624	9,092	8,780
12/31/2001	8,624	9,086	8,833
1/31/2002	8,268	8,706	8,364
2/28/2002	8,298	8,733	8,423
3/31/2002	8,739	9,190	8,924
4/30/2002	8,870	9,322	8,948
5/31/2002	9,117	9,576	9,069
6/30/2002	8,791	9,228	8,712
7/31/2002	7,987	8,378	7,853
8/31/2002	7,964	8,347	7,837
9/30/2002	7,120	7,458	6,998
10/31/2002	7,452	7,801	7,374
11/30/2002	7,916	8,283	7,710
12/31/2002	7,605	7,951	7,452
1/31/2003	7,347	7,676	7,141
2/28/2003	7,175	7,492	6,977
3/31/2003	7,003	7,308	6,845
4/30/2003	7,790	8,125	7,524
5/31/2003	8,390	8,746	7,987
6/30/2003	8,553	8,910	8,185
7/31/2003	8,764	9,123	8,384
8/31/2003	8,864	9,222	8,588
9/30/2003	9,129	9,492	8,854
10/31/2003	9,636	10,012	9,407
11/30/2003	9,924	10,305	9,617
12/31/2003	10,841	11,251	10,369
1/31/2004	11,072	11,484	10,517
2/29/2004	11,327	11,741	10,762
3/31/2004	11,653	12,072	10,826
4/30/2004	11,253	11,651	10,590
5/31/2004	11,261	11,651	10,623
6/30/2004	11,596	11,990	10,874
7/31/2004	11,324	11,701	10,523
8/31/2004	11,619	11,998	10,571
9/30/2004	12,168	12,559	10,849
10/31/2004	12,527	12,922	11,220
11/30/2004	13,314	13,724	11,990
12/31/2004	13,826	14,244	12,516
1/31/2005	13,589	13,999	12,287
2/28/2005	14,320	14,736	12,820
3/31/2005	13,920	14,323	12,504
4/30/2005	13,622	13,998	12,224
5/31/2005	13,538	13,901	12,242
6/30/2005	13,818	14,182	12,410

Country Allocation *

Japan	27.7%
United Kingdom	19.5%
France	10.7%
Switzerland	7.7%
Germany	7.1%
Sweden	6.0%
Belgium	3.2%
Austria	2.7%
Spain	2.4%
Finland	2.0%
Hong Kong	2.0%
Other	9.0%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  7

A REGIONAL STOCK FUND

NACM Pacific Rim Fund

•	NACM Pacific Rim Fund seeks long-term growth of capital by investing primarily in the equity securities of companies that are tied economically to countries within the Pacific Rim. The Fund invests in both developed and emerging market countries.

•	The Fund’s Class A Shares advanced 9.49% for the twelve months ended June 30, 2005. This result outperformed the Fund’s benchmark, the MSCI Pacific Index, which returned 6.98% over the same period.

•	During the year, developed countries in the Pacific Rim turned in solid equity performance due to strong gains in the fourth quarter of 2004. Australia (MSCI Australia Index) was the top-performing market, rising 33.31%. Japan (MSCI Japan Index) was the worst performer, declining -2.54%.

•	The Fund’s holdings in emerging Asian countries–countries that are not in its benchmark–helped relative performance. Robust economic growth throughout the region, including China and Taiwan, provided a tailwind for stocks in these markets. An underweight in Japan was also favorable as generally weak economic indicators dampened investor enthusiasm for Japanese equities.

•	Stock selection was another source of relative strength, particularly in Australia, Hong Kong and the consumer discretionary and information technology sectors. One of the best-performing positions was Dickson Concepts, a luxury-goods retailer based in Hong Kong, which benefited from the inflow of mainland Chinese money into the Hong Kong retail market.

•	While the Fund outperformed, there were pockets of relative weakness, such as stock selection in the health care sector and an underweight in Australia. Australian equities outperformed on strong demand from China for the country’s natural resources, such as coal and copper.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (12/31/97)
NACM Pacific Rim Class A	9.49%	0.94%	—	10.63%
NACM Pacific Rim Class A (adjusted)	3.46%	-0.20%	—	9.80%
NACM Pacific Rim Class B	8.70%	0.28%	—	9.88%
NACM Pacific Rim Class B (adjusted)	3.70%	0.11%	—	9.88%
NACM Pacific Rim Class C (adjusted)	6.67%	-0.02%	—	9.66%
MSCI Pacific Index	6.98%	-2.83%	—	—
Lipper Pacific Region Fund Average	10.99%	-0.08%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$990.10	$986.90	$986.80	$1,015.17	$1,011.50	$1,011.50
Expenses Paid During Period	$9.57	$13.20	$13.20	$9.69	$13.37	$13.37

For each class of the Fund, expenses are equal to the expense ratio for the class (1.94% for Class A, 2.68% for Class B, 2.68% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NACM Pacific Rim Fund A	NACM Pacific Rim Fund B	NACM Pacific Rim Fund C	MSCI Pacific Index
12/31/1997	9,450	10,000	10,000	10,000
1/31/1998	9,522	10,070	10,070	10,544
2/28/1998	9,767	10,325	10,325	10,924
3/31/1998	9,559	10,099	10,099	10,323
4/30/1998	9,102	9,610	9,610	10,120
5/31/1998	7,824	8,254	8,254	9,435
6/30/1998	7,300	7,697	7,697	9,418
7/31/1998	7,440	7,840	7,840	9,255
8/31/1998	6,714	7,069	7,069	8,162
9/30/1998	7,239	7,618	7,618	8,137
10/31/1998	7,839	8,244	8,244	9,548
11/30/1998	8,492	8,925	8,925	9,988
12/31/1998	8,790	9,232	9,232	10,268
1/31/1999	8,959	9,405	9,405	10,344
2/28/1999	8,625	9,048	9,048	10,143
3/31/1999	9,261	9,710	9,710	11,423
4/30/1999	10,723	11,237	11,237	12,189
5/31/1999	11,034	11,556	11,556	11,465
6/30/1999	13,336	13,960	13,960	12,522
7/31/1999	14,427	15,093	15,093	13,477
8/31/1999	14,878	15,557	15,557	13,342
9/30/1999	15,188	15,871	15,871	13,960
10/31/1999	15,572	16,263	16,263	14,502
11/30/1999	18,205	19,003	19,003	15,224
12/31/1999	21,214	22,133	22,133	16,221
1/31/2000	20,915	21,806	21,806	15,441
2/29/2000	23,948	24,954	24,954	15,104
3/31/2000	21,843	22,746	22,746	16,154
4/30/2000	18,968	19,739	19,739	15,033
5/31/2000	17,726	18,434	18,434	14,161
6/30/2000	19,229	19,986	19,986	15,255
7/31/2000	16,950	17,604	17,604	13,805
8/31/2000	20,037	20,799	20,799	14,558
9/30/2000	18,007	18,680	18,680	13,793
10/31/2000	17,145	17,772	17,772	13,002
11/30/2000	16,697	17,297	17,297	12,552
12/31/2000	15,532	16,079	16,079	12,060
1/31/2001	15,805	16,353	16,353	12,024
2/28/2001	14,942	15,450	15,450	11,513
3/31/2001	13,820	14,279	14,279	10,972
4/30/2001	14,512	14,986	14,986	11,695
5/31/2001	15,166	15,650	15,650	11,652
6/30/2001	14,741	15,202	15,202	11,096
7/31/2001	13,939	14,364	14,364	10,376
8/31/2001	13,256	13,652	13,652	10,132
9/30/2001	11,917	12,265	12,265	9,075
10/31/2001	12,290	12,642	12,642	9,172
11/30/2001	12,942	13,304	13,304	9,437
12/31/2001	12,777	13,127	13,127	9,020
1/31/2002	12,951	13,298	13,298	8,520
2/28/2002	13,562	13,917	13,917	8,749
3/31/2002	14,331	14,698	14,698	9,386
4/30/2002	14,763	15,132	15,132	9,643
5/31/2002	15,352	15,726	15,726	10,150
6/30/2002	14,493	14,838	14,838	9,622
7/31/2002	13,676	13,992	13,992	8,974
8/31/2002	13,258	13,564	13,564	8,911
9/30/2002	12,320	12,585	12,585	8,474
10/31/2002	11,882	12,135	12,135	8,137
11/30/2002	12,460	12,726	12,726	8,434
12/31/2002	11,882	12,155	12,114	8,206
1/31/2003	11,523	11,788	11,747	7,978
2/28/2003	11,204	11,441	11,401	7,986
3/31/2003	10,567	10,789	10,748	7,751
4/30/2003	10,526	10,728	10,708	7,823
5/31/2003	11,563	11,809	11,747	8,208
6/30/2003	12,521	12,768	12,706	8,731
7/31/2003	13,398	13,665	13,583	9,029
8/31/2003	14,535	14,828	14,745	9,838
9/30/2003	14,873	15,134	15,050	10,384
10/31/2003	16,488	16,765	16,682	10,926
11/30/2003	15,890	16,153	16,070	10,673
12/31/2003	16,886	17,173	17,069	11,405
1/31/2004	17,903	18,193	18,109	11,634
2/29/2004	18,302	18,580	18,496	11,731
3/31/2004	19,279	19,559	19,454	12,866
4/30/2004	18,462	18,722	18,618	12,175
5/31/2004	17,943	18,192	18,108	11,864
6/30/2004	18,402	18,642	18,537	12,354
7/31/2004	17,166	17,378	17,293	11,821
8/31/2004	17,605	17,826	17,722	11,977
9/30/2004	17,684	17,887	17,784	11,932
10/31/2004	18,043	18,212	18,131	12,285
11/30/2004	19,359	19,538	19,436	12,986
12/31/2004	20,350	20,531	20,429	13,604
1/31/2005	20,269	20,448	20,325	13,361
2/28/2005	20,915	21,089	20,986	13,730
3/31/2005	20,066	20,220	20,096	13,395
4/30/2005	19,783	19,931	19,827	13,139
5/31/2005	19,823	19,931	19,827	13,052
6/30/2005	20,146	20,261	20,158	13,215

Country Allocation *

Japan	38.8%
Taiwan	10.1%
South Korea	9.5%
Hong Kong	8.9%
Australia	6.2%
United States	6.2%
Thailand	3.7%
China	3.4%
Other	13.2%

*	% of total investments as of June 30, 2005

8  Allianz Funds Annual Report  |  06.30.05

AN INTERNATIONAL STOCK FUND

NFJ International Value Fund

•	NFJ International Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in the common stocks of non-U.S. companies with market capitalizations of more than $1 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

•	The Fund’s Class A Shares returned 26.65% for the year ended June 30, 2005. This return exceeded the 16.96% return of the Fund’s benchmark, the MSCI All Country World Free Ex US Index.

•	The international stock market delivered solid returns for the fiscal year, outperforming the U.S. market. The majority of the market’s gains occurred in the last two quarters of 2004, with many international stocks posting negative results for the first six months of 2005. International value stocks outperformed the overall market during the period.

•	The Fund delivered strong relative performance, in part due to overweight exposure and stock selection in the energy sector. Energy was one of the top performing industries for the fiscal year, buoyed by rising oil prices. Top performers for the Fund in this area included Canadian Natural Resources and Norsk Hydro.

•	Relative performance was also helped by overweight exposure and strong stock selection in utilities. Utilities in general posted good returns for the period. Standouts for the Fund in this area included Korea Electric Power and Companhia de Saneamento Basico do Estado de Sao Paulo.

•	While the Fund outperformed the Index, there were some areas of relative weakness, including overweight exposure to the materials sector.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (01/31/03)
NFJ International Value Class A	26.65%	—	—	34.54%
NFJ International Value Class A (adjusted)	19.68%	—	—	31.42%
NFJ International Value Class C (adjusted)	24.82%	—	—	33.60%
MSCI All Country World Free Ex US Index	16.96%	—	—	—
Lipper International Multi-Cap Value Fund Average	14.30%	—	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (04/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,016.20	$1,015.20	$1,008.82	$1,007.16
Expenses Paid During Period	$3.26	$4.93	$3.24	$4.91

For each class of the Fund, expenses are equal to the expense ratio for the class (1.34% for Class A and 2.03% for Class C), multiplied by the average account value over the period, multiplied by 88/365 (to reflect the period since the shares commenced operation on 03/31/05).

Change in Value  For periods ended 06/30/05

	NFJ International A	NFJ International C	Country World Free Ex US Index
02/27/1999	9,450	10,000	10,000
03/30/1999	9,280	9,814	9,815
04/29/1999	10,180	10,760	10,768
05/30/1999	10,873	11,486	11,445
06/29/1999	11,207	11,832	11,730
07/30/1999	11,559	12,197	12,001
08/30/1999	12,088	12,748	12,313
09/29/1999	12,261	12,922	12,685
10/30/1999	13,218	13,923	13,481
11/29/1999	13,778	14,505	13,788
12/30/1999	15,164	15,955	14,847
01/30/2000	15,126	15,906	15,055
02/28/2000	15,848	16,655	15,404
03/30/2000	15,742	16,533	15,487
04/29/2000	14,934	15,673	15,094
05/30/2000	15,228	15,973	15,153
06/29/2000	15,865	16,629	15,534
07/30/2000	15,601	16,342	15,064
08/30/2000	15,898	16,642	15,130
09/29/2000	16,958	17,742	15,573
10/30/2000	17,299	18,088	16,134
11/29/2000	18,972	19,827	17,212
12/30/2000	19,564	20,433	17,940
01/30/2001	19,325	20,170	17,588
02/27/2001	20,910	21,812	18,374
03/30/2001	19,772	20,612	17,965
04/29/2001	19,019	19,812	17,526
05/30/2001	19,527	20,341	17,575
06/29/2001	20,095	20,925	17,871

Country Allocation *

United States	22.8%
Brazil	10.4%
United Kingdom	9.4%
South Korea	8.8%
Canada	8.4%
China	7.2%
Mexico	6.3%
Netherlands	6.0%
Bermuda	3.0%
Other	17.7%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  9

A SECTOR-RELATED STOCK FUND

RCM Biotechnology Fund

•	RCM Biotechnology Fund seeks long-term capital appreciation by investing at least 80% of its assets in common stocks of companies in the biotechnology industry.

•	The Fund’s Class A Shares returned -4.21% for the year ended June 30, 2005. This performance trailed the 6.32% return of the S&P 500 Index but exceeded the -9.08% return of the NASDAQ Biotechnology Index.

•	The U.S. stock market delivered moderate returns for the fiscal year, largely due to gains in the fourth quarter of 2004. Changing investor sentiment led to increased volatility, with smaller-cap, higher beta stocks outperforming one month and value stocks outperforming the next. In this environment biotechnology stocks trailed the broad market.

•	While the Fund delivered negative absolute returns, it outperformed the NASDAQ Biotech-nology Index. This strong relative performance was due in part to stock selection in medical specialties. Standouts in this area included Affynetrix, a manufacturer of biomedical technology that is targeted at acquiring and analyzing genetic data.

•	Stock selection in research and development services also benefited the Fund’s relative performance. Rigel Pharmaceuticals was a top performer in this area.

•	The Fund’s relative performance was hurt primarily by its exposure to two biopharmaceutical stocks: Biogen-IDEC and Elan. Biogen-IDEC and Elan were involved in a joint venture to produce a new drug for the treatment of multiple sclerosis, Tysabri. Analysts and investors were optimistic about the drug and its potential for earnings growth, but the companies were forced to pull the drug after several patients died. The net result was that Elan’s stock fell 71% and Biogen-IDEC fell 46% over the year.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (12/30/97)
RCM Biotechnology Class A	-4.21%	-6.69%	—	16.03%
RCM Biotechnology Class A (adjusted)	-9.47%	-7.74%	—	15.16%
RCM Biotechnology Class B	-4.88%	-7.41%	—	15.16%
RCM Biotechnology Class B (adjusted)	-9.63%	-7.78%	—	15.16%
RCM Biotechnology Class C (adjusted)	-5.87%	-7.41%	—	15.16%
S&P 500 Index	6.32%	-2.37%	—	—
NASDAQ Biotechnology Index	-9.08%	-10.72%	—	—
AMEX Biotechnology Index	8.15%	-2.60%	—	—
80% NASDAQ Biotech Index/20% MSCI World Pharm & Biotech Index	-6.02%	-7.93%	—	—
Lipper Health/Biotechnology Fund Average	3.81%	0.08%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information. The Fund’s portfolio manager considers the NASDAQ Biotechnology Index, the AMEX Biotechnology Index and the 80% NASDAQ Biotech/20% MSCI World Pharm & Biotech Index to be the Fund’s performance benchmarks. Comparisons to the S&P 500 Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$923.10	$919.80	$919.50	$1,017.01	$1,013.34	$1,013.34
Expenses Paid During Period	$7.49	$11.00	$10.99	$7.85	$11.53	$11.53

For each class of the Fund, expenses are equal to the expense ratio for the class (1.57% for Class A, 2.31% for Class B, 2.31% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	RCM Biotechnology A	RCM Biotechnology B	RCM Biotechnology C	S&P 500 Index	NASDAQ Biotech Index	AMEX Biotech Index
12/31/1997	9,450	10,000	10,000	10,000	10,000	10,000
1/31/1998	9,695	10,253	10,253	10,111	9,966	9,693
2/28/1998	9,911	10,477	10,477	10,840	10,391	9,894
3/31/1998	10,004	10,569	10,569	11,395	11,168	10,746
4/30/1998	9,890	10,442	10,442	11,510	10,916	10,783
5/31/1998	9,775	10,314	10,314	11,312	10,536	9,928
6/30/1998	9,472	9,989	9,989	11,771	10,467	9,039
7/31/1998	9,547	10,061	10,061	11,646	10,784	8,494
8/31/1998	7,488	7,884	7,884	9,962	8,414	6,434
9/30/1998	8,601	9,052	9,052	10,600	10,510	8,580
10/31/1998	9,327	9,810	9,810	11,462	11,387	10,102
11/30/1998	9,968	10,478	10,478	12,157	11,782	10,072
12/31/1998	11,114	11,676	11,676	12,858	14,431	11,396
1/31/1999	11,687	12,269	12,269	13,395	15,907	12,095
2/28/1999	11,113	11,659	11,659	12,979	14,975	10,884
3/31/1999	10,869	11,396	11,396	13,498	16,443	11,509
4/30/1999	10,626	11,134	11,134	14,021	15,001	11,766
5/31/1999	10,791	11,299	11,299	13,690	16,156	12,381
6/30/1999	12,072	12,633	12,633	14,450	16,739	13,195
7/31/1999	12,536	13,112	13,112	13,999	18,903	15,421
8/31/1999	14,196	14,839	14,839	13,929	20,739	16,549
9/30/1999	14,195	14,828	14,828	13,548	19,453	15,561
10/31/1999	14,717	15,365	15,365	14,405	19,784	16,177
11/30/1999	16,424	17,138	17,138	14,698	22,344	17,736
12/31/1999	23,474	24,480	24,480	15,564	29,105	24,098
1/31/2000	28,373	29,574	29,574	14,782	33,529	26,682
2/29/2000	47,762	49,768	49,768	14,502	48,731	43,184
3/31/2000	32,015	33,325	33,325	15,920	36,183	30,778
4/30/2000	30,664	31,898	31,898	15,441	31,446	30,002
5/31/2000	28,659	29,790	29,790	15,125	30,569	28,871
6/30/2000	40,753	42,343	42,343	15,497	40,162	39,663
7/31/2000	39,473	40,984	40,984	15,255	37,085	36,414
8/31/2000	48,765	50,603	50,603	16,203	44,988	47,612
9/30/2000	51,608	53,523	53,523	15,347	43,409	47,393
10/31/2000	46,767	48,465	48,465	15,282	39,876	45,203
11/30/2000	38,784	40,163	40,163	14,077	34,616	35,738
12/31/2000	42,674	44,163	44,163	14,146	35,793	39,058
1/31/2001	39,644	41,001	41,001	14,648	34,411	38,495
2/28/2001	34,764	35,929	35,929	13,313	31,762	36,455
3/31/2001	27,936	28,848	28,848	12,469	25,301	28,956
4/30/2001	33,118	34,181	34,181	13,438	30,101	34,979
5/31/2001	35,437	36,554	36,554	13,528	32,599	37,099
6/30/2001	34,930	36,009	36,009	13,199	33,447	37,666
7/31/2001	30,717	31,645	31,645	13,069	28,674	32,619
8/31/2001	30,057	30,945	30,945	12,251	28,969	32,857
9/30/2001	26,117	26,870	26,870	11,262	24,505	27,738
10/31/2001	29,901	30,747	30,747	11,476	28,497	33,788
11/30/2001	32,936	33,847	33,847	12,357	31,219	37,254
12/31/2001	32,112	32,980	32,980	12,465	29,982	35,749
1/31/2002	28,243	28,983	28,983	12,283	25,734	30,787
2/28/2002	26,881	27,557	27,557	12,046	24,584	29,504
3/31/2002	27,244	27,904	27,904	12,499	25,498	30,805
4/30/2002	23,365	23,914	23,914	11,742	21,490	26,874
5/31/2002	21,678	22,171	22,171	11,655	19,132	24,936
6/30/2002	18,712	19,131	19,131	10,825	16,827	21,480
7/31/2002	19,262	19,684	19,684	9,981	16,936	22,470
8/31/2002	18,324	18,709	18,709	10,047	16,144	21,324
9/30/2002	17,879	18,242	18,242	8,955	15,340	19,702
10/31/2002	19,719	20,104	20,117	9,743	16,874	21,286
11/30/2002	20,480	20,874	20,873	10,316	18,408	22,733
12/31/2002	19,284	19,636	19,636	9,710	16,394	20,821
1/31/2003	19,201	19,552	19,551	9,456	16,040	20,834
2/28/2003	18,710	19,036	19,035	9,314	15,817	19,732
3/31/2003	19,611	19,936	19,935	9,404	16,899	20,519
4/30/2003	21,404	21,750	21,749	10,179	18,943	22,977
5/31/2003	24,777	25,152	25,162	10,715	22,533	27,664
6/30/2003	24,881	25,260	25,258	10,852	22,179	26,577
7/31/2003	26,789	27,170	27,180	11,043	24,178	28,531
8/31/2003	26,731	27,086	27,095	11,259	24,444	27,966
9/30/2003	26,367	26,715	26,711	11,139	23,771	27,915
10/31/2003	25,921	26,247	26,243	11,769	23,598	28,747
11/30/2003	25,981	26,294	26,304	11,873	22,939	28,351
12/31/2003	26,976	27,280	27,290	12,496	23,889	30,173
1/31/2004	28,441	28,745	28,745	12,725	25,559	31,733
2/29/2004	29,286	29,573	29,572	12,902	25,728	33,634
3/31/2004	29,496	29,777	29,776	12,707	25,668	32,410
4/30/2004	31,136	31,400	31,411	12,508	25,790	32,209
5/31/2004	30,610	30,847	30,858	12,679	25,161	31,587
6/30/2004	30,084	30,294	30,306	12,926	25,050	32,140
7/31/2004	27,355	27,544	27,542	12,498	22,668	29,698
8/31/2004	28,105	28,276	28,288	12,549	22,820	30,520
9/30/2004	29,757	29,911	29,924	12,685	23,575	32,284
10/31/2004	28,620	28,755	28,771	12,878	22,934	31,729
11/30/2004	29,476	29,598	29,612	13,399	23,729	31,938
12/31/2004	31,221	31,329	31,341	13,855	25,355	33,516
1/31/2005	29,463	29,549	29,564	13,518	23,927	32,306
2/28/2005	26,991	27,049	27,063	13,802	22,901	30,668
3/31/2005	25,350	25,391	25,404	13,558	21,463	30,352
4/30/2005	26,078	26,098	26,100	13,301	21,336	31,351
5/31/2005	27,718	27,721	27,734	13,724	22,373	33,912
6/30/2005	28,819	28,814	28,815	13,743	22,776	34,760

Sector Breakdown *

Healthcare	74.3%
Short-Term Instruments	25.7%

*	% of total investments as of June 30, 2005

10  Allianz Funds Annual Report  |  06.30.05

A SECTOR-RELATED STOCK FUND

RCM Global Healthcare Fund

•	RCM Global Healthcare Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of companies in the healthcare industry.

•	The Fund’s Class A Shares returned 1.88% for the year ended June 30, 2005. This return trailed the 7.39% return of the MSCI World Healthcare Index and the 10.59% return of the MSCI World Index.

•	The broad global stock market delivered moderate returns for the fiscal year, outperforming the U.S. market. Much of the year’s gains can be traced to the last six months of 2004, with the market posting disappointing results thus far in 2005. Global healthcare trailed the broader market over this period.

•	The Fund’s relative performance was heavily influenced by its exposure to biopharmaceuticals. In particular the performance was hurt by two stocks: Biogen-IDEC and Elan. Biogen-IDEC and Elan were involved in a joint venture to produce a new drug for the treatment of multiple sclerosis, Tysabri. Analysts and investors were optimistic about the drug and its potential for earnings growth, but the companies were forced to pull the drug after several patients died. The net result was that Elan’s stock fell 72% and Biogen-IDEC fell 46% over the year.

•	Relative performance was also hurt over the reporting period by its allocation and holdings in the hospital supply area. For example, Cooper Companies saw its stock price decline over the period.

•	The Fund’s overweight in managed care stocks helped relative performance. Names such as Pacificare contributed to returns. Pacificare’s stock rose dramatically on an announced takeover by UnitedHealth.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (12/31/96)
RCM Global Healthcare Class A	1.88%	-0.04%	—	14.78%
RCM Global Healthcare Class A (adjusted)	-3.73%	-1.17%	—	14.02%
RCM Global Healthcare Class B	1.13%	-0.81%	—	13.98%
RCM Global Healthcare Class B (adjusted)	-3.87%	-1.19%	—	13.98%
RCM Global Healthcare Class C (adjusted)	-0.92%	-0.81%	—	13.92%
MSCI World Index	10.59%	-1.76%	—	—
MSCI World Healthcare Index	7.39%	0.30%	—	—
Lipper Health/Biotechnology Fund Average	3.81%	0.08%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information. The Fund’s portfolio manager considers the MSCI World Healthcare Index to be the Fund’s performance benchmark. Comparisons to the MSCI World Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$968.50	$964.50	$964.50	$1,017.01	$1,013.34	$1,013.34
Expenses Paid During Period	$7.66	$11.25	$11.25	$7.85	$11.53	$11.53

For each class of the Fund, expenses are equal to the expense ratio for the class (1.57% for Class A, 2.31% for Class B, 2.31% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	RCM Global Healthcare A	RCM Global Healthcare B	RCM Global Healthcare C	MSCI World Index	MSCI World Healthcare Index
12/31/1996	9,450	10,000	10,000	10,000	10,000
1/31/1997	10,111	10,693	10,693	10,119	10,715
2/28/1997	10,063	10,636	10,636	10,233	10,926
3/31/1997	9,363	9,890	9,890	10,029	10,658
4/30/1997	9,495	10,022	10,022	10,355	11,326
5/31/1997	10,524	11,102	11,102	10,991	11,920
6/30/1997	11,014	11,612	11,612	11,538	13,007
7/31/1997	11,325	11,933	11,933	12,067	13,320
8/31/1997	11,135	11,725	11,725	11,258	12,138
9/30/1997	12,381	13,030	13,030	11,868	12,936
10/31/1997	12,191	12,822	12,822	11,241	12,880
11/30/1997	12,379	13,011	13,011	11,438	13,244
12/31/1997	12,274	12,893	12,893	11,575	13,758
1/31/1998	12,452	13,072	13,072	11,896	14,822
2/28/1998	13,272	13,926	13,926	12,699	15,647
3/31/1998	13,766	14,435	14,435	13,233	15,834
4/30/1998	14,059	14,734	14,734	13,360	15,963
5/31/1998	13,457	14,095	14,095	13,191	15,622
6/30/1998	13,488	14,119	14,119	13,502	16,425
7/31/1998	13,414	14,031	14,031	13,478	16,443
8/31/1998	11,550	12,071	12,071	11,678	15,090
9/30/1998	12,886	13,460	13,460	11,883	16,175
10/31/1998	13,211	13,792	13,792	12,955	17,116
11/30/1998	14,252	14,870	14,870	13,723	17,997
12/31/1998	15,396	16,054	16,054	14,391	18,818
1/31/1999	15,544	16,198	16,198	14,705	18,679
2/28/1999	15,141	15,769	15,769	14,312	18,554
3/31/1999	14,911	15,518	15,518	14,906	18,854
4/30/1999	14,198	14,767	14,767	15,492	17,612
5/31/1999	14,082	14,637	14,637	14,923	17,200
6/30/1999	14,963	15,545	15,545	15,617	17,588
7/31/1999	14,871	15,437	15,437	15,569	16,966
8/31/1999	15,190	15,760	15,760	15,539	17,504
9/30/1999	14,203	14,726	14,726	15,387	16,758
10/31/1999	15,131	15,679	15,679	16,184	18,241
11/30/1999	16,333	16,915	16,915	16,637	18,226
12/31/1999	19,799	20,492	20,492	17,982	16,920
1/31/2000	22,785	23,570	23,570	16,949	17,001
2/29/2000	32,537	33,644	33,644	16,993	15,809
3/31/2000	24,533	25,344	25,344	18,166	17,063
4/30/2000	24,128	24,910	24,910	17,396	17,842
5/31/2000	23,766	24,519	24,519	16,954	18,371
6/30/2000	30,556	31,510	31,510	17,522	19,780
7/31/2000	30,055	30,971	30,971	17,026	18,978
8/31/2000	34,663	35,700	35,700	17,578	18,965
9/30/2000	36,299	37,364	37,364	16,641	19,822
10/31/2000	34,280	35,264	35,264	16,360	20,064
11/30/2000	31,919	32,813	32,813	15,365	20,921
12/31/2000	34,296	35,235	35,235	15,611	21,480
1/31/2001	31,909	32,761	32,761	15,912	19,750
2/28/2001	30,052	30,838	30,838	14,566	19,831
3/31/2001	25,911	26,567	26,567	13,606	18,552
4/30/2001	28,836	29,551	29,551	14,609	18,916
5/31/2001	30,535	31,270	31,270	14,419	19,090
6/30/2001	30,059	30,764	30,764	13,965	18,506
7/31/2001	29,025	29,687	29,687	13,777	19,233
8/31/2001	28,395	29,025	29,025	13,115	18,562
9/30/2001	26,833	27,408	27,408	11,958	18,909
10/31/2001	27,874	28,455	28,455	12,186	18,671
11/30/2001	29,168	29,759	29,759	12,905	19,124
12/31/2001	29,535	30,113	30,113	12,985	18,690
1/31/2002	28,108	28,637	28,637	12,593	18,253
2/28/2002	27,619	28,136	28,136	12,486	18,558
3/31/2002	28,252	28,766	28,766	13,041	18,628
4/30/2002	26,336	26,787	26,787	12,603	17,932
5/31/2002	25,401	25,820	25,820	12,631	17,517
6/30/2002	23,372	23,739	23,752	11,867	16,354
7/31/2002	22,105	22,450	22,448	10,868	15,587
8/31/2002	22,220	22,538	22,551	10,891	15,603
9/30/2002	21,500	21,805	21,818	9,695	14,756
10/31/2002	22,089	22,392	22,390	10,412	15,570
11/30/2002	22,175	22,466	22,464	10,976	15,881
12/31/2002	21,656	21,938	21,936	10,446	15,484
1/31/2003	21,973	22,232	22,243	10,130	15,299
2/28/2003	21,729	21,967	21,965	9,957	14,895
3/31/2003	22,591	22,833	22,830	9,930	15,334
4/30/2003	23,468	23,682	23,680	10,817	16,181
5/31/2003	25,467	25,690	25,688	11,440	16,653
6/30/2003	26,820	27,023	27,036	11,642	17,161
7/31/2003	27,093	27,288	27,285	11,881	16,958
8/31/2003	26,186	26,366	26,363	12,140	16,446
9/30/2003	26,170	26,337	26,334	12,217	16,818
10/31/2003	26,515	26,674	26,671	12,943	17,082
11/30/2003	27,178	27,304	27,316	13,144	17,516
12/31/2003	27,942	28,052	28,065	13,972	18,204
1/31/2004	28,993	29,106	29,106	14,200	18,519
2/29/2004	29,813	29,930	29,912	14,443	18,682
3/31/2004	29,956	30,074	30,029	14,353	18,131
4/30/2004	30,361	30,480	30,425	14,068	18,706
5/31/2004	30,230	30,349	30,264	14,194	18,784
6/30/2004	29,928	30,045	29,940	14,502	18,700
7/31/2004	28,303	28,411	28,300	14,032	18,000
8/31/2004	28,849	28,939	28,826	14,100	18,321
9/30/2004	28,993	29,058	28,959	14,370	18,209
10/31/2004	28,863	28,910	28,796	14,725	18,007
11/30/2004	29,567	29,601	29,485	15,506	18,358
12/31/2004	31,480	31,501	31,378	16,103	19,370
1/31/2005	30,545	30,543	30,424	15,744	18,686
2/28/2005	29,653	29,630	29,514	16,249	19,338
3/31/2005	29,078	29,041	28,927	15,942	19,268
4/30/2005	30,113	30,042	29,939	15,604	20,074
5/31/2005	30,616	30,529	30,424	15,893	20,267
6/30/2005	30,487	30,383	30,263	16,037	20,082

Sector Breakdown *

Healthcare	90.1%
Short-Term Instruments	7.4%
Other	2.5%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  11

A GLOBAL STOCK FUND

RCM Global Small-Cap Fund

•	RCM Global Small-Cap Fund seeks long-term capital appreciation by investing at least 80% of its assets in small-cap companies. The Fund will ordinarily invest in companies organized or headquartered in at least three different countries.

•	The Fund’s Class A Shares returned 14.52% for the year ended June 30, 2005. This return trailed the 15.59% return of the Fund’s benchmark, the MSCI World Small-Cap Index.

•	The global stock market delivered moderate returns for the fiscal year, outperforming the U.S. market. Much of the year’s gains can be traced to the last quarter of 2004, with the market posting negative returns thus far in 2005 due to the rebound of the U.S. dollar. Global small-caps excelled during this period, outperforming the broader market.

•	The Fund delivered strong absolute performance for the fiscal year but trailed its benchmark. The relative performance can be attributed in part to underweight exposure to the strongly performing real estate and utilities industries. Disappointing stock selection in the internet software industry also hurt relative returns.

•	Relative performance was helped over the period by strong stock selection in the retail and media industries. Standout performers in this area included international television broadcasting company–Central European Media Enterprises, and Cortefile S.A., a retailer headquartered in Spain.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (12/31/96)
RCM Global Small-Cap Fund Class A	14.52%	-2.16%	—	14.35%
RCM Global Small-Cap Fund Class A (adjusted)	8.22%	-3.26%	—	13.59%
RCM Global Small-Cap Fund Class B	13.64%	-2.84%	—	13.60%
RCM Global Small-Cap Fund Class B (adjusted)	8.64%	-3.20%	—	13.60%
RCM Global Small-Cap Fund Class C (adjusted)	12.65%	-2.84%	—	13.54%
MSCI World Small-Cap Index	15.59%	9.67%	—	—
Lipper Global Small/Mid-Cap Growth Fund Average	16.69%	-1.41%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,021.80	$1,017.60	$1,017.60	$1,015.82	$1,012.15	$1,012.10
Expenses Paid During Period	$9.07	$12.76	$12.81	$9.05	$12.72	$12.77

For each class of the Fund, expenses are equal to the expense ratio for the class (1.81% for Class A, 2.55% for Class B, 2.56% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	RCM Global Small-Cap A	RCM Global Small-Cap B	RCM Global Small-Cap C	MSCI World Small-Cap Index
12/31/1996	9,450	10,000	10,000	10,000
1/31/1997	9,721	10,281	10,281	10,061
2/28/1997	9,454	9,992	9,992	10,043
3/31/1997	8,885	9,384	9,384	9,608
4/30/1997	8,816	9,305	9,305	9,402
5/31/1997	10,126	10,681	10,681	10,309
6/30/1997	11,085	11,687	11,687	10,627
7/31/1997	11,582	12,204	12,204	10,768
8/31/1997	11,617	12,232	12,232	10,491
9/30/1997	12,500	13,154	13,154	10,757
10/31/1997	11,723	12,328	12,328	10,193
11/30/1997	11,692	12,287	12,287	9,723
12/31/1997	11,818	12,413	12,413	9,431
1/31/1998	11,719	12,301	12,301	9,613
2/28/1998	13,015	13,655	13,655	10,449
3/31/1998	14,182	14,872	14,872	10,739
4/30/1998	14,774	15,483	15,483	10,810
5/31/1998	14,471	15,156	15,156	10,536
6/30/1998	14,838	15,532	15,532	10,270
7/31/1998	14,589	15,262	15,262	9,784
8/31/1998	11,458	11,978	11,978	8,160
9/30/1998	11,360	11,866	11,866	8,143
10/31/1998	11,930	12,455	12,455	8,717
11/30/1998	13,276	13,852	13,852	9,183
12/31/1998	14,046	14,647	14,647	9,376
1/31/1999	14,167	14,765	14,765	9,383
2/28/1999	13,175	13,722	13,722	8,960
3/31/1999	13,478	14,028	14,028	9,284
4/30/1999	14,121	14,689	14,689	9,990
5/31/1999	14,117	14,676	14,676	9,869
6/30/1999	16,052	16,677	16,677	10,413
7/31/1999	16,354	16,979	16,979	10,664
8/31/1999	16,871	17,504	17,504	10,704
9/30/1999	17,399	18,041	18,041	10,673
10/31/1999	18,470	19,140	19,140	10,538
11/30/1999	23,832	24,685	24,685	10,986
12/31/1999	28,651	29,659	29,659	11,756
1/31/2000	29,918	30,952	30,952	11,847
2/29/2000	36,476	37,718	37,718	13,278
3/31/2000	35,093	36,262	36,262	12,784
4/30/2000	30,601	31,599	31,599	11,867
5/31/2000	27,507	28,385	28,385	11,639
6/30/2000	32,946	33,977	33,977	12,498
7/31/2000	29,279	30,172	30,172	11,923
8/31/2000	32,523	33,497	33,497	12,740
9/30/2000	31,352	32,271	32,271	12,322
10/31/2000	27,433	28,214	28,214	11,731
11/30/2000	23,027	23,663	23,663	11,155
12/31/2000	24,591	25,253	25,253	11,568
1/31/2001	25,242	25,908	25,908	11,998
2/28/2001	22,269	22,840	22,840	11,651
3/31/2001	19,995	20,492	20,492	11,014
4/30/2001	21,743	22,271	22,271	11,887
5/31/2001	22,119	22,641	22,641	12,023
6/30/2001	21,336	21,825	21,825	11,996
7/31/2001	19,934	20,376	20,376	11,599
8/31/2001	18,493	18,891	18,891	11,576
9/30/2001	15,697	16,023	16,023	10,062
10/31/2001	16,599	16,935	16,935	10,736
11/30/2001	17,765	18,114	18,114	11,413
12/31/2001	18,365	18,713	18,713	11,709
1/31/2002	17,610	17,933	17,933	11,469
2/28/2002	17,071	17,380	17,380	11,371
3/31/2002	18,372	18,691	18,679	12,262
4/30/2002	18,675	18,984	18,959	12,461
5/31/2002	18,491	18,783	18,758	12,429
6/30/2002	17,400	17,660	17,648	11,787
7/31/2002	15,679	15,894	15,881	10,507
8/31/2002	15,850	16,067	16,056	10,458
9/30/2002	14,891	15,090	15,080	9,670
10/31/2002	15,220	15,451	15,441	9,788
11/30/2002	15,877	16,120	16,110	10,341
12/31/2002	15,036	15,277	15,268	9,871
1/31/2003	14,708	14,929	14,919	9,697
2/28/2003	14,511	14,702	14,693	9,529
3/31/2003	14,563	14,741	14,732	9,553
4/30/2003	15,706	15,891	15,883	10,541
5/31/2003	17,112	17,296	17,289	11,644
6/30/2003	17,809	17,991	17,984	12,025
7/31/2003	18,703	18,887	18,881	12,508
8/31/2003	20,083	20,279	20,272	13,292
9/30/2003	20,647	20,827	20,822	13,542
10/31/2003	22,685	22,860	22,869	14,738
11/30/2003	22,789	22,967	22,962	15,003
12/31/2003	23,630	23,796	23,791	15,635
1/31/2004	24,524	24,696	24,674	16,307
2/29/2004	24,825	24,999	24,968	16,645
3/31/2004	25,431	25,609	25,557	17,118
4/30/2004	24,854	25,028	24,969	16,342
5/31/2004	24,630	24,803	24,729	16,419
6/30/2004	25,800	25,981	25,879	17,151
7/31/2004	24,644	24,799	24,702	16,270
8/31/2004	24,341	24,476	24,381	16,251
9/30/2004	25,512	25,632	25,546	16,849
10/31/2004	25,971	26,088	25,988	17,343
11/30/2004	27,745	27,859	27,755	18,728
12/31/2004	28,916	29,015	28,907	19,501
1/31/2005	28,626	28,693	28,586	19,255
2/28/2005	29,731	29,795	29,684	19,880
3/31/2005	28,825	28,868	28,761	19,429
4/30/2005	27,669	27,688	27,581	18,669
5/31/2005	28,668	28,668	28,558	19,254
6/30/2005	29,548	29,528	29,415	19,826

Country Allocation *

United States	47.9%
Japan	9.3%
United Kingdom	6.8%
Germany	4.5%
Switzerland	4.0%
Austria	3.5%
France	2.9%
Netherlands	2.6%
Other	18.5%

*	% of total investments as of June 30, 2005

12  Allianz Funds Annual Report  |  06.30.05

A SECTOR-RELATED STOCK FUND

RCM Global Technology Fund

•	RCM Global Technology Fund seeks long-term capital appreciation by investing at least 80% of its assets in technology companies. Normally, the Fund invests in at least three different countries, with up to 50% of the assets invested in non-U.S. issuers.

•	The Fund’s Class A Shares returned 3.32% for the year ended June 30, 2005. This return exceeded the 0.46% return of the NASDAQ Composite Index, as well as the -5.86% return of the Goldman Sachs Technology Index.

•	The global stock market delivered moderate returns for the fiscal year, outperforming the U.S. market. Much of the year’s gains can be traced to the last six months of 2004, with the market producing disappointing returns thus far in 2005. Technology struggled in this environment, significantly trailing the broader market.

•	Strong stock selection in semiconductors helped the Fund’s relative performance over the reporting period. In particular, the Fund saw positive contributions from its investment in Marvell Technology, Broadcom, and Taiwan Semiconductor.

•	Stock selection was also strong for the Fund in the communications equipment sector. Standouts for the Fund included Comverse Technology and Corning.

•	While the Fund delivered strong relative returns, there were some areas of weakness compared to the Index. For example, poor stock selection in software hurt relative performance. In particular, the Fund’s investment in Veritas Software delivered disappointing results and was sold from the portfolio.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (12/27/95)
RCM Global Technology Class A	3.32%	-13.64%	—	15.86%
RCM Global Technology Class A (adjusted)	-2.36%	-14.61%	—	15.17%
RCM Global Technology Class B	2.54%	-14.30%	—	15.22%
RCM Global Technology Class B (adjusted)	-2.46%	-14.65%	—	15.22%
RCM Global Technology Class C (adjusted)	1.57%	-14.31%	—	14.99%
NASDAQ Composite Index	0.46%	-12.30%	—	—
Goldman Sachs Technology Index	-5.86%	-18.30%	—	—
Lipper Science & Technology Fund Average	-2.92%	-18.73%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information. The Fund’s portfolio manager considers the Goldman Sachs Technology Index to be the Fund’s performance benchmark. Comparisons to the NASDAQ Composite Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$935.20	$932.00	$932.20	$1,016.56	$1,013.04	$1,012.99
Expenses Paid During Period	$7.97	$11.35	$11.40	$8.30	$11.83	$11.88

For each class of the Fund, expenses are equal to the expense ratio for the class (1.66% for Class A, 2.37% for Class B, 2.38% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	RCM Global Technology A	RCM Global Technology B	RCM Global Technology C	NASDAQ Composite Index	Goldman Sachs Technology Index
12/31/1995	9,450	10,000	10,000	10,000	10,000
1/31/1996	9,756	10,317	10,317	10,073	10,229
2/29/1996	10,024	10,595	10,595	10,456	10,914
3/31/1996	9,981	10,543	10,543	10,468	10,511
4/30/1996	10,879	11,484	11,484	11,315	11,721
5/31/1996	11,202	11,818	11,818	11,818	12,143
6/30/1996	10,680	11,260	11,260	11,262	11,523
7/31/1996	9,632	10,149	10,149	10,270	10,752
8/31/1996	10,096	10,631	10,631	10,849	11,242
9/30/1996	11,122	11,705	11,705	11,661	12,527
10/31/1996	10,958	11,523	11,523	11,609	12,439
11/30/1996	11,955	12,564	12,564	12,285	14,106
12/31/1996	11,876	12,472	12,472	12,270	13,651
1/31/1997	12,803	13,438	13,438	13,115	15,136
2/28/1997	11,554	12,118	12,118	12,442	13,942
3/31/1997	10,804	11,324	11,324	11,612	13,207
4/30/1997	10,940	11,460	11,460	11,985	14,386
5/31/1997	12,553	13,141	13,141	13,309	15,847
6/30/1997	12,932	13,530	13,530	13,706	16,046
7/31/1997	14,636	15,304	15,304	15,147	18,917
8/31/1997	14,695	15,356	15,356	15,085	18,476
9/30/1997	15,927	16,634	16,634	16,021	19,027
10/31/1997	14,887	15,536	15,536	15,146	17,389
11/30/1997	14,664	15,294	15,294	15,212	17,667
12/31/1997	15,006	15,639	15,639	14,925	16,819
1/31/1998	14,856	15,474	15,474	15,391	17,690
2/28/1998	16,580	17,261	17,261	16,827	19,606
3/31/1998	17,502	18,210	18,210	17,446	19,919
4/30/1998	18,993	19,751	19,751	17,756	21,047
5/31/1998	17,846	18,544	18,544	16,906	19,605
6/30/1998	19,554	20,307	20,307	18,006	21,303
7/31/1998	18,954	19,672	19,672	17,794	21,772
8/31/1998	15,842	16,430	16,430	14,248	17,824
9/30/1998	16,478	17,081	17,081	16,097	20,356
10/31/1998	18,019	18,667	18,667	16,834	21,852
11/30/1998	20,410	21,133	21,133	18,528	24,393
12/31/1998	24,027	24,863	24,863	20,838	28,386
1/31/1999	27,607	28,553	28,553	23,814	32,942
2/28/1999	24,910	25,746	25,746	21,744	28,983
3/31/1999	27,904	28,826	28,826	23,393	31,455
4/30/1999	29,366	30,316	30,316	24,167	32,446
5/31/1999	28,268	29,164	29,164	23,480	32,085
6/30/1999	31,513	32,494	32,494	25,530	35,855
7/31/1999	32,178	33,157	33,157	25,078	35,508
8/31/1999	34,324	35,349	35,349	26,036	37,350
9/30/1999	37,029	38,113	38,113	26,102	37,720
10/31/1999	42,650	43,872	43,872	28,195	39,056
11/30/1999	52,263	53,734	53,734	31,708	44,508
12/31/1999	67,608	69,473	69,473	38,677	53,538
1/31/2000	68,899	70,759	70,759	37,451	50,230
2/29/2000	95,081	97,604	97,604	44,638	59,336
3/31/2000	85,601	87,805	87,805	43,460	61,995
4/30/2000	76,108	78,015	78,015	36,693	56,589
5/31/2000	68,604	70,276	70,276	32,323	50,347
6/30/2000	79,491	81,386	81,386	37,695	56,535
7/31/2000	77,798	79,604	79,604	35,803	53,894
8/31/2000	93,397	95,509	95,509	39,977	60,901
9/30/2000	87,970	89,902	89,902	34,908	51,035
10/31/2000	77,115	78,754	78,754	32,028	47,176
11/30/2000	63,273	64,571	64,571	24,694	36,368
12/31/2000	57,572	58,708	58,708	23,484	33,248
1/31/2001	60,986	62,154	62,154	26,356	38,701
2/28/2001	44,239	45,049	45,049	20,455	27,965
3/31/2001	37,864	38,526	38,526	17,493	24,078
4/30/2001	40,965	41,654	41,654	20,117	28,672
5/31/2001	38,602	39,226	39,226	20,063	27,525
6/30/2001	37,247	37,826	37,826	20,542	27,594
7/31/2001	33,656	34,156	34,156	19,270	25,629
8/31/2001	29,173	29,583	29,583	17,162	22,287
9/30/2001	24,797	25,125	25,125	14,248	17,776
10/31/2001	28,554	28,914	28,914	16,068	20,629
11/30/2001	33,205	33,606	33,606	18,352	24,140
12/31/2001	34,723	35,122	35,122	18,541	23,711
1/31/2002	33,376	33,735	33,735	18,386	23,685
2/28/2002	28,349	28,631	28,631	16,461	20,516
3/31/2002	31,235	31,537	31,525	17,544	21,976
4/30/2002	27,646	27,885	27,884	16,051	19,284
5/31/2002	25,816	26,025	26,024	15,362	18,494
6/30/2002	23,475	23,649	23,658	13,912	15,873
7/31/2002	21,247	21,397	21,397	12,629	14,265
8/31/2002	20,724	20,858	20,858	12,502	14,077
9/30/2002	18,304	18,411	18,411	11,144	11,567
10/31/2002	21,258	21,363	21,362	12,643	14,092
11/30/2002	23,849	23,958	23,947	14,060	16,554
12/31/2002	20,622	20,698	20,697	12,698	14,137
1/31/2003	20,565	20,640	20,617	12,559	14,010
2/28/2003	20,474	20,549	20,514	12,718	14,216
3/31/2003	20,304	20,378	20,341	12,752	14,051
4/30/2003	22,566	22,648	22,569	13,923	15,514
5/31/2003	26,429	26,526	26,417	15,174	17,240
6/30/2003	27,827	27,929	27,796	15,429	17,194
7/31/2003	29,692	29,800	29,633	16,497	18,179
8/31/2003	31,601	31,716	31,529	17,215	19,430
9/30/2003	32,066	32,183	31,964	16,991	19,140
10/31/2003	35,349	35,478	35,215	18,372	20,998
11/30/2003	35,020	35,148	34,870	18,639	21,397
12/31/2003	34,758	34,885	34,595	19,049	21,723
1/31/2004	37,097	37,232	36,902	19,645	22,744
2/29/2004	35,880	36,011	35,673	19,299	22,093
3/31/2004	35,801	35,932	35,559	18,961	21,479
4/30/2004	33,836	33,959	33,596	18,258	20,225
5/31/2004	35,825	35,956	35,548	18,891	21,337
6/30/2004	36,961	37,096	36,650	19,471	21,855
7/31/2004	32,928	33,019	32,619	17,947	19,784
8/31/2004	31,987	32,055	31,676	17,478	18,785
9/30/2004	33,624	33,680	33,272	18,038	19,431
10/31/2004	36,805	36,839	36,397	18,781	20,437
11/30/2004	39,591	39,591	39,130	19,940	21,578
12/31/2004	40,843	40,811	40,324	20,687	22,259
1/31/2005	37,694	37,640	37,199	19,612	20,786
2/28/2005	37,671	37,606	37,165	19,510	20,809
3/31/2005	36,876	36,782	36,347	19,010	20,297
4/30/2005	35,490	35,377	34,959	18,273	19,258
5/31/2005	38,886	38,745	38,291	19,667	20,989
6/30/2005	38,194	38,036	37,590	19,561	20,575

Sector Breakdown *

Technology	64.8%
Short-Term Instruments	22.3%
Healthcare	3.8%
Communications	2.6%
Energy	2.4%
Other	4.1%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  13

AN INTERNATIONAL STOCK FUND

RCM International Growth Equity Fund

•	RCM International Growth Fund seeks long-term capital appreciation by investing at least 80% of its assets in the equity securities of non-U.S. companies.

•	The Fund’s Class A Shares returned 8.09% for the year ended June 30, 2005. This return trailed the 11.73% return of the MSCI EAFE Growth Index and the 14.12% return of the MSCI EAFE Index.

•	The international stock market delivered solid returns for the fiscal year, outperforming the U.S. market. The majority of the market’s gains occurred in the last quarter of 2004, with market declines occurring in the first half of 2005 due to the rebound of the U.S. dollar. International growth stocks trailed the overall market during the period.

•	The Fund’s relative performance was a result of several factors, including overweight exposure and poor stock selection in the consumer discretionary sector.

•	Relative performance was also hurt by stock selection in healthcare. In particular, the Fund saw losses from its investment in Elan, a bio-pharmaceutical company. Elan’s earnings were up in anticipation of a new drug for the treatment of multiple sclerosis. The drug was ultimately pulled from the market, driving the stock price down dramatically.

•	Overweight exposure and strong stock selection in the energy sector benefited the Fund’s relative performance. Energy was one of the top performing industries over the fiscal year, supported by rising oil prices. Fund holdings that did particularly well in this industry included ENI and Total, Italian and French oil companies, respectively. Relative performance was also helped by stock selection in the industrials sector.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (05/22/95)
RCM International Growth Equity Class A	8.09%	-8.61%	4.23%	4.69%
RCM International Growth Equity Class A (adjusted)	2.15%	-9.64%	3.64%	4.11%
RCM International Growth Equity Class B	7.30%	-9.31%	3.67%	4.14%
RCM International Growth Equity Class B (adjusted)	2.30%	-9.61%	3.67%	4.14%
RCM International Growth Equity Class C (adjusted)	6.25%	-9.31%	3.44%	3.90%
MSCI EAFE Index	14.12%	-0.17%	5.57%	—
MSCI EAFE Growth Index	11.73%	-4.50%	2.91%	—
Lipper International Large-Cap Growth Fund Average	9.15%	-6.14%	3.62%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information. The Fund’s portfolio manager considers the MSCI EAFE Growth Index to be the Fund’s performance benchmark. Comparisons to the MSCI EAFE Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$959.50	$955.20	$955.20	$1,016.96	$1,013.24	$1,013.24
Expenses Paid During Period	$7.68	$11.30	$11.30	$7.90	$11.63	$11.63

For each class of the Fund, expenses are equal to the expense ratio for the class (1.58% for Class A, 2.33% for Class B, 2.33% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	RCM International Growth Equity A	RCM International Growth Equity B	RCM International Growth Equity C	MSCI EAFE Index	MSCI EAFE Growth Index
5/31/1995	9,450	10,000	10,000	10,000	10,000
6/30/1995	9,699	10,258	10,258	9,827	9,795
7/31/1995	10,343	10,931	10,931	10,442	10,422
8/31/1995	10,204	10,778	10,778	10,046	9,985
9/30/1995	10,419	10,999	10,999	10,245	10,216
10/31/1995	10,258	10,822	10,822	9,972	9,942
11/30/1995	10,283	10,842	10,842	10,252	10,217
12/31/1995	10,527	11,092	11,092	10,668	10,575
1/31/1996	10,815	11,388	11,388	10,714	10,585
2/29/1996	10,940	11,513	11,513	10,753	10,623
3/31/1996	11,274	11,857	11,857	10,984	10,880
4/30/1996	11,667	12,264	12,264	11,306	11,145
5/31/1996	11,812	12,409	12,409	11,101	10,915
6/30/1996	11,887	12,481	12,481	11,166	10,955
7/31/1996	11,411	11,972	11,972	10,842	10,602
8/31/1996	11,661	12,227	12,227	10,869	10,615
9/30/1996	11,919	12,491	12,491	11,160	10,908
10/31/1996	11,824	12,383	12,383	11,049	10,820
11/30/1996	12,318	12,893	12,893	11,492	11,168
12/31/1996	12,504	13,080	13,080	11,346	10,967
1/31/1997	12,746	13,324	13,324	10,952	10,512
2/28/1997	12,849	13,425	13,425	11,134	10,677
3/31/1997	12,785	13,350	13,350	11,177	10,742
4/30/1997	12,996	13,562	13,562	11,239	10,851
5/31/1997	13,835	14,429	14,429	11,973	11,492
6/30/1997	14,625	15,244	15,244	12,636	12,162
7/31/1997	15,513	16,158	16,158	12,843	12,455
8/31/1997	14,429	15,019	15,019	11,886	11,496
9/30/1997	15,599	16,228	16,228	12,554	12,258
10/31/1997	14,564	15,141	15,141	11,593	11,100
11/30/1997	14,519	15,085	15,085	11,477	11,077
12/31/1997	14,680	15,243	15,243	11,580	11,221
1/31/1998	15,083	15,650	15,650	12,113	11,731
2/28/1998	15,838	16,425	16,425	12,893	12,511
3/31/1998	16,432	17,030	17,030	13,292	12,682
4/30/1998	16,736	17,334	17,334	13,400	12,812
5/31/1998	16,827	17,416	17,416	13,338	12,725
6/30/1998	16,874	17,454	17,454	13,442	12,903
7/31/1998	17,424	18,011	18,011	13,582	12,963
8/31/1998	15,044	15,540	15,540	11,902	11,572
9/30/1998	14,131	14,586	14,586	11,540	11,248
10/31/1998	14,863	15,331	15,331	12,746	12,391
11/30/1998	15,615	16,098	16,098	13,403	12,993
12/31/1998	16,634	17,139	17,139	13,935	13,742
1/31/1999	16,917	17,418	17,418	13,897	13,816
2/28/1999	16,212	16,682	16,682	13,569	13,370
3/31/1999	16,560	17,030	17,030	14,139	13,553
4/30/1999	16,842	17,310	17,310	14,714	13,694
5/31/1999	16,070	16,506	16,506	13,960	13,101
6/30/1999	17,395	17,857	17,857	14,507	13,611
7/31/1999	18,296	18,771	18,771	14,942	13,875
8/31/1999	18,477	18,945	18,945	15,000	13,955
9/30/1999	18,846	19,313	19,313	15,155	14,178
10/31/1999	20,377	20,870	20,870	15,726	14,940
11/30/1999	23,256	23,806	23,806	16,277	16,036
12/31/1999	26,605	27,217	27,217	17,740	17,823
1/31/2000	25,405	25,971	25,971	16,615	16,823
2/29/2000	27,216	27,807	27,807	17,065	17,758
3/31/2000	26,552	27,109	27,109	17,731	18,094
4/30/2000	24,186	24,677	24,677	16,802	16,900
5/31/2000	21,978	22,407	22,407	16,395	15,855
6/30/2000	23,015	23,451	23,451	17,040	16,424
7/31/2000	21,984	22,387	22,387	16,329	15,398
8/31/2000	22,380	22,776	22,776	16,474	15,563
9/30/2000	20,675	21,027	21,027	15,675	14,534
10/31/2000	19,835	20,161	20,161	15,308	13,864
11/30/2000	18,570	18,862	18,862	14,737	13,226
12/31/2000	19,392	19,686	19,686	15,265	13,476
1/31/2001	18,824	19,098	19,098	15,257	13,439
2/28/2001	16,898	17,133	17,133	14,115	12,076
3/31/2001	15,800	16,009	16,009	13,180	11,246
4/30/2001	16,830	17,043	17,043	14,104	12,023
5/31/2001	16,152	16,346	16,346	13,618	11,544
6/30/2001	15,461	15,636	15,636	13,066	10,985
7/31/2001	14,938	15,097	15,097	12,830	10,719
8/31/2001	14,149	14,291	14,291	12,508	10,231
9/30/2001	12,957	13,078	13,078	11,243	9,266
10/31/2001	13,050	13,163	13,163	11,531	9,634
11/30/2001	13,017	13,122	13,122	11,956	10,129
12/31/2001	13,134	13,231	13,231	12,028	10,188
1/31/2002	12,285	12,365	12,365	11,389	9,639
2/28/2002	12,027	12,104	12,104	11,470	9,769
3/31/2002	12,585	12,666	12,666	12,153	10,191
4/30/2002	12,499	12,551	12,551	12,184	10,204
5/31/2002	12,499	12,551	12,551	12,350	10,234
6/30/2002	11,927	11,976	11,960	11,863	9,972
7/31/2002	10,796	10,841	10,821	10,694	8,909
8/31/2002	10,753	10,797	10,764	10,672	8,842
9/30/2002	9,737	9,777	9,755	9,529	8,075
10/31/2002	10,052	10,094	10,072	10,042	8,532
11/30/2002	10,339	10,381	10,346	10,499	8,783
12/31/2002	10,067	10,108	10,070	10,147	8,581
1/31/2003	9,546	9,586	9,534	9,724	8,158
2/28/2003	9,344	9,383	9,332	9,501	7,982
3/31/2003	9,171	9,209	9,159	9,322	7,904
4/30/2003	9,850	9,890	9,839	10,247	8,597
5/31/2003	10,485	10,528	10,447	10,877	9,049
6/30/2003	10,702	10,746	10,664	11,145	9,209
7/31/2003	10,933	10,978	10,882	11,417	9,332
8/31/2003	11,236	11,283	11,186	11,695	9,503
9/30/2003	11,394	11,442	11,330	12,057	9,826
10/31/2003	12,290	12,341	12,212	12,810	10,392
11/30/2003	12,449	12,500	12,357	13,097	10,636
12/31/2003	13,314	13,369	13,202	14,121	11,368
1/31/2004	13,504	13,560	13,392	14,321	11,591
2/29/2004	13,723	13,780	13,595	14,655	11,812
3/31/2004	13,927	13,985	13,799	14,743	11,825
4/30/2004	13,446	13,501	13,304	14,421	11,540
5/31/2004	13,416	13,471	13,275	14,466	11,519
6/30/2004	13,577	13,633	13,421	14,808	11,677
7/31/2004	13,022	13,084	12,866	14,329	11,204
8/31/2004	12,963	13,009	12,793	14,395	11,218
9/30/2004	13,387	13,424	13,201	14,774	11,496
10/31/2004	13,767	13,795	13,580	15,279	11,881
11/30/2004	14,775	14,803	14,558	16,327	12,703
12/31/2004	15,295	15,314	15,067	17,044	13,242
1/31/2005	14,942	14,940	14,701	16,732	12,937
2/28/2005	15,354	15,358	15,111	17,458	13,458
3/31/2005	14,780	14,761	14,525	17,027	13,134
4/30/2005	14,234	14,209	13,982	16,646	12,891
5/31/2005	14,367	14,344	14,099	16,671	12,939
6/30/2005	14,676	14,628	14,393	16,899	13,046

Country Allocation *

United Kingdom	20.7%
Japan	13.6%
France	11.9%
Germany	9.0%
Netherlands	4.8%
United States	4.8%
Switzerland	4.7%
Italy	4.0%
China	3.3%
Greece	3.0%
Other	20.2%

*	% of total investments as of June 30, 2005

14  Allianz Funds Annual Report  |  06.30.05

Schedule of Investments

NACM Global Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.3%

Barbados 1.0%

Nabors Industries Ltd. (a)	2,200	$133

Belgium 0.6%

KBC Bancassurance Holdings	993	78

Bermuda 2.1%

Jardine Matheson Holdings	4,800	85
Tyco International Ltd.	6,950	203

		288

China 1.9%

Foxconn International Holdings Ltd. (a)	222,000	167
Hopewell Holdings Ltd. (a)	38,000	98

		265

France 2.9%

Pinault-Printemps-Redoute S.A.	932	96
Publicis Groupe S.A. (a)	4,551	134
Sanofi-Synthelabo S.A.	2,049	168

		398

Germany 5.0%

BASF AG	1,650	109
Bayerische Hypo-und Vereinsbank AG (a)	4,416	115
Hugo Boss AG	3,745	123
Hypo Real Estate Holdings AG	3,150	120
Porsche AG (a)	139	104
Stada Arzneimittel AG	3,304	121

		692

Greece 1.5%

Coca Cola Hellenic Bottling Co. S.A.	3,770	102
Public Power Corp.	4,220	105

		207

Hong Kong 1.2%

China Shenhua Energy Co. Ltd. ‘H’ (a)	71,500	69
Global Bio-Chem Technology Group Co. Ltd.	152,000	94

		163

Indonesia 0.8%

PT Indosat Tbk.	211,500	119

Ireland 1.2%

CRH PLC	6,493	172

Israel 1.7%

Israel Chemicals Ltd. (a)	31,210	98
Teva Pharmaceutical Industries Ltd. SP - ADR	4,500	140

		238

Japan 6.7%

Fuji Fire & Marine Insurance	39,000	123
Hokuhoku Financial Group, Inc.	40,000	122
Japan Tobacco, Inc.	10	133
JSR Corp.	5,100	107
Mitsubishi Tokyo Financial Group, Inc.	19	160
Mizuho Financial Group, Inc.	28	126
Nippon Electric Glass Co., Ltd.	6,000	90
NTT Urban Development Corp.	18	73

		934

Malaysia 1.4%

Astro All Asia Networks PLC (a)	64,400	92
Commerce Asset-Holding Bhd.	76,900	102

		194

Netherlands 2.6%

ASML Holding NV (a)	6,613	104
Koninklijke (Royal) Philips Electronics NV (a)	4,677	118
Royal Numico NV (a)	3,535	141

		363

Norway 0.7%

Telenor ASA	11,600	92

Singapore 1.7%

ASE Test Ltd. (a)	13,800	89
StarHub Ltd. (a)	134,000	145

		234

South Korea 1.6%

Kookmin Bank SP - ADR (a)	2,300	105
Samsung Electronics Co., Ltd.	242	115

		220

Spain 0.7%

Abengoa S.A. (a)	8,830	102

Switzerland 4.1%

Roche Holdings AG - Genusschein (a)	1,206	152
SGS S.A.	206	141
STMicroelectronics NV (a)	7,241	115
UBS AG	2,132	166

		574

Thailand 2.1%

Siam Cements Public Co., Ltd. (a)	16,100	94
Siam City Bank Public Co., Ltd.	139,700	88
True Corp. PLC (a)	435,300	110

		292

United Kingdom 6.1%

ARM Holdings PLC	91,302	184
IG Group Holdings PLC (a)	52,264	137
Man Group PLC	4,334	112
Morrison (WM) Supermarkets PLC	36,898	123
Royal Bank of Scotland PLC	6,499	196
Schroders PLC (a)	7,011	95

		847

United States 50.7%

Advance Auto Parts, Inc. (a)	2,100	136
Allscripts Healthcare Solutions, Inc. (a)	6,500	108
American Healthways, Inc. (a)	2,600	110
American International Group, Inc.	3,800	221
Amgen, Inc. (a)	2,300	139
Ansys, Inc. (a)	3,100	110
Boeing Co.	2,300	152
Central Garden and Pet Co. (a)	2,000	98
Coach, Inc. (a)	4,400	148
Comcast Corp. ‘A’ (a)	6,100	187
ConocoPhillips	2,500	144
Countrywide Financial Corp.	3,500	135
Dell, Inc. (a)	5,200	205
Eli Lilly & Co.	2,500	139
EMC Corp. (a)	11,300	155
Exxon Mobil Corp.	5,900	339
Federated Department Stores, Inc.	2,100	154
Fortune Brands, Inc.	1,200	107
Freescale Semiconductor, Inc. ‘B’ (a)	7,128	151
General Electric Co.	10,000	346
Gilead Sciences, Inc. (a)	2,700	119
ITT Industries, Inc.	2,400	234
Kinetic Concepts, Inc. (a)	2,200	132
Lafarge North America, Inc.	1,900	119
McAfee, Inc. (a)	3,600	94
Microsoft Corp.	12,200	303
Morgan Stanley Dean Witter & Co.	1,800	94
News Corp. ‘B’	10,100	170
Nordstrom, Inc.	2,200	150
Orascom Telecom Holding SAE SP - GDR	2,136	107
Oxford Industries, Inc.	2,100	90
Pfizer, Inc.	7,200	199
Praxair, Inc.	3,700	172
QUALCOMM, Inc.	3,900	129
Quiksilver, Inc. (a)	10,500	168
Stericycle, Inc. (a)	2,600	131
Symantec Corp. (a)	8,900	193
Syneron Medical Ltd. (a)	3,500	128
Synthes, Inc.	1,149	126
Texas Instruments, Inc.	5,300	149
TIBCO Software, Inc. (a)	16,200	106
Transocean, Inc. (a)	2,400	130
TurboChef Technologies, Inc. (a)	3,066	55
Wal-Mart Stores, Inc.	3,500	169
Williams Cos., Inc.	6,097	116
Yahoo!, Inc. (a)	4,500	156

		7,023

Total Common Stocks (Cost $12,952)		13,628

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 0.9%

Repurchase Agreement 0.9%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $127. Repurchase proceeds are $124.)	$124	124

Total Short-Term Instruments (Cost $124)		124

Total Investments (b) 99.2% (Cost $13,076)		$13,752

Other Assets and Liabilities (Net) 0.8%		104

Net Assets 100.0%		$13,856

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $5,579, which represents 40.27% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  15

Schedule of Investments

NACM International Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.0%

Australia 1.6%

BHP Billiton Ltd.	30,200	$412
BlueScope Steel Ltd.	18,500	115
Rinker Group Ltd.	57,300	607

		1,134

Austria 2.7%

OMV AG (a)	3,265	1,421
Voestalpine AG (a)	3,100	217
Wienerberger AG (a)	5,200	241

		1,879

Belgium 3.1%

Compagnie Maritime Belge S.A.	5,867	183
Fortis, Inc.	28,400	786
KBC Bancassurance Holding	15,500	1,223

		2,192

Bermuda 0.2%

Jardine Matheson Holdings	9,600	170

China 0.2%

Hopewell Holdings Ltd. (a)	62,000	159

Finland 2.0%

Nokia Corp.	63,144	1,051
Rautaruukki Oyj (a)	23,400	349

		1,400

France 10.6%

Bull S.A. (a)	75,300	61
Compagnie Generale des Etablissements Michelin ‘B’	1,000	61
Eiffage S.A.	4,450	387
France Telecom S.A.	6,200	180
Neopost S.A. (a)	3,000	264
PSA Peugeot Citroen	6,700	395
Renault S.A.	16,937	1,488
Sanofi-Synthelabo S.A.	9,000	737
Societe Generale S.A.	9,011	914
TotalFinaElf S.A.	8,195	1,918
Vallourec S.A. (a)	2,000	575
Vinci S.A. (a)	5,700	474

		7,454

Germany 7.0%

Celesio AG	9,800	769
Continental AG (a)	5,100	366
Deutsche Bank AG	4,400	343
Deutsche Telekom AG	11,600	214
Hannover Rueckversicherung AG	21,700	816
Hypo Real Estate Holdings AG	5,300	201
Rheinmetall AG (a)	3,100	156
RWE AG ‘A’	25,000	1,605
Salzgitter AG	18,000	487

		4,957

Greece 1.9%

National Bank of Greece S.A.	25,100	857
OPAP S.A.	17,200	494

		1,351

Hong Kong 2.0%

Cathay Pacific Airways Ltd.	163,000	296
CNOOC Ltd.	1,235,000	728
Orient Overseas International Ltd.	80,300	351

		1,375

Ireland 0.3%

Fyffes PLC	60,800	182

Italy 1.9%

Banca Intesa SpA	151,500	692
Capitalia SpA (a)	113,500	633

		1,325

Japan 27.4%

Bridgestone Corp.	3,000	57
Canon, Inc.	27,000	1,415
Daido Steel Co., Ltd.	64,000	286
Daihatsu Motor Co.	19,000	163
Hitachi Metals Ltd.	44,000	306
Honda Motor Co., Ltd.	34,100	1,675
Horiba Ltd. (a)	8,000	172
Ibiden Co., Ltd. (a)	29,900	780
Itochu Corp. (a)	40,000	201
Japan Tobacco, Inc. (a)	116	1,542
JFE Holdings, Inc.	38,200	939
Kawasaki Kisen Kaisha Ltd.	81,000	477
Makita Corp.	25,000	488
Mazda Motor Corp. (a)	148,000	554
Mitsubishi Corp.	93,000	1,258
Mitsui & Co., Ltd. (a)	89,000	839
Mitsui OSK Lines Ltd.	107,000	656
Mitsui Trust Holdings, Inc.	19,000	194
Mizuho Financial Group, Inc.	24	108
Nippon Electric Glass Co., Ltd.	45,000	675
Nippon Steel Corp.	425,000	982
Nippon Yusen Kabushiki Kaisha	131,000	749
Nisshin Steel Co., Ltd.	84,000	210
Orix Corp.	3,200	478
Sanyo Shinpan Finance Co.	2,100	144
Sumitomo Metal Industries Ltd.	651,000	1,106
Takeda Chemical Industries	7,732	382
The Kansai Electric Power Co.	21,600	434
Tokyo Electron Ltd.	8,400	441
Toyo Tire & Rubber Co. Ltd. (a)	41,000	159
Toyota Motor Credit Corp.	14,725	525
Yamaha Motor Co., Ltd.	48,000	878

		19,273

Luxembourg 0.1%

Arcelor S.A.	3,300	64

Netherlands 1.2%

Fortis	23,400	647
ING Groep NV	8,100	228

		875

New Zealand 0.1%

Fltecher Building	20,300	97

Norway 0.1%

Statoil ASA	4,100	83

Singapore 0.4%

StarHub Ltd. (a)	256,000	277

Spain 2.4%

Banco Bilbao Vizcaya Argentaria S.A.	61,200	940
Banco Santander Central Hispano S.A.	3,751	43
Repsol YPF S.A.	8,800	223
Telefonica S.A.	29,028	474

		1,680

Sweden 5.9%

Elekta AB ‘B’ (a)	4,600	191
NCC AB ‘A’	20,400	306
SSAB Svenskt Stal AB ‘A’	29,140	670
Telefonaktiebolaget LM Ericsson ‘B’	131,200	419
TeliaSonera AB	228,500	1,088
Volvo AB ‘B’	37,200	1,510

		4,184

Switzerland 7.6%

Credit Suisse Group	44,400	1,740
Nestle S.A.	472	121
Novartis AG	14,700	698
Sulzer AG	461	190
Swiss Reinsurance Co.	3,200	196
Syngenta AG (a)	6,300	645
UBS AG	18,143	1,414
Zurich Financial Services Group (a)	2,077	356

		5,360

United Kingdom 19.3%

AstraZeneca PLC	419	17
Aviva PLC	9,040	100
Barclays Bank PLC	17,005	169
Barratt Developments PLC	73,700	945
Bellway PLC (a)	23,300	360
BHP Billiton PLC	88,500	1,128
BP PLC	34,001	354
BT Group PLC (a)	34,100	140
Enterprise Inns PLC	88,100	1,314
GlaxoSmithKline PLC	6,826	165
HBOS Treasury Services PLC	77,388	1,190
Inchcape PLC	2,900	107
Next PLC	26,100	703
O2 PLC (a)	194,100	474
Old Mutual PLC (a)	406,000	885
Persimmon PLC	51,800	723
Rolls-Royce Group PLC	109,173	560
Royal Bank of Scotland PLC	25,600	771
SABMiller PLC (a)	6,400	100
Scottish & Southern Energy PLC	5,900	107
Tesco PLC	10,000	57
Vodafone Group PLC	990,541	2,408
Wilson Bowden PLC (a)	8,600	174
Wimpey (George) PLC	82,100	644

		13,595

Total Common Stocks (Cost $67,525)		69,066

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 0.8%
Repurchase Agreement 0.8%
State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $593. Repurchase proceeds are $579.)	$579	579

Total Short-Term Instruments (Cost $579)		579

Total Investments (b) 98.8% (Cost $68,104)		$69,645

Other Assets and Liabilities (Net) 1.2%		832

Net Assets 100.0%		$70,477

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non income producing security.
(b)	Securities with an aggregate value of $67,496, which represents 95.77% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

16  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

NACM Pacific Rim Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 99.5%

Australia 6.5%

AMP Bank Ltd.	118,104	$579
BHP Billiton Ltd.	84,737	1,157
Foster’s Group Ltd.	77,353	313
Macquarie Infrastructure Group	220,504	695
Rio Tinto Ltd.	10,487	356
Westpac Capital Corp.	35,214	533

		3,633

Cayman Islands 0.5%

Solomon Systech International Ltd. (a)	822,000	290

China 3.6%

Foxconn International Holdings Ltd. (a)	1,057,000	796
Jiangsu Expressway Co., Ltd.	1,238,000	643
Sa Sa International Holdings Ltd.	1,184,000	582

		2,021

Hong Kong 9.5%

China Shenhua Energy Co., Ltd. ‘H’ (a)	485,900	469
Dickson Concepts Ltd.	465,300	949
GOME Electrical Appliances Holdings Ltd.	571,000	496
Henderson Land Development Co., Ltd.	126,000	600
Hong Kong Exchange & Clearing Ltd.	210,000	543
New World Development	543,000	663
Shangri-La Asia Ltd.	369,150	570
Sino Land Co., Ltd.	909,949	966

		5,256

India 2.0%

Associated Cement Co., Ltd. Warrants Exp. 07/28/2006 (a)(e)	66,100	574
Satyam Computer Services Ltd. SP - ADR	20,500	533

		1,107

Indonesia 2.4%

PT Bank Rakyat Indonesia Tbk.	1,607,500	476
PT Indosat Tbk.	1,005,500	568
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk.	1,346,000	299

		1,343

Japan 41.3%

Asahi Glass Co., Ltd.	79,000	826
Canon, Inc.	13,300	697
Circle K Sunkus Co., Ltd.	30,300	680
Fuji Photo Film Co.	21,700	701
Funai Electric Co., Ltd.	6,800	694
Hokuhoku Financial Group, Inc.	290,000	884
Kinden Corp.	107,000	790
Komeri Co., Ltd.	28,800	774
Marubeni Corp.	283,000	965
Mitsubishi Tokyo Financial Group, Inc.	163	1,374
Mizuho Financial Group, Inc.	327	1,470
Murata Manufacturing Co., Ltd.	12,600	638
Nippon Electric Glass Co., Ltd.	58,000	870
Nishi-Nippon City Bank Ltd. (a)	204,000	886
Nissan Motor Co., Ltd.	97,700	966
NTT Urban Development Corp.	187	764
Rohm Co.	8,500	815
Sega Sammy Holdings, Inc.	13,000	794
Sumitomo Mitsui Financial Group, Inc.	225	1,513
Sumitomo Trust & Banking Co.	155,000	938
T & D Holdings, Inc.	11,100	520
THK Co., Ltd.	26,300	540
Tokyo Gas Co., Ltd.	192,000	717
Toppan Printing Co., Ltd.	75,000	791
Toyota Motor Credit Corp.	27,000	964
UFJ Holdings, Inc. (a)	266	1,376

		22,947

Malaysia 3.6%

AMMB Holdings Bhd.	656,060	432
Astro All Asia Networks PLC (a)	383,800	550
Tenaga Nasional Bhd.	356,000	984

		1,966

Netherlands 1.0%

LMA International NV (a)	1,209,000	574

Philippines 2.8%

Ayala Corp.	64,708	364
Philippine Long Distance Telephone Co. SP - ADR (a)	19,300	561
SM Investments Corp.	142,060	647

		1,572

Singapore 1.6%

Singapore Exchange Ltd.	715,000	893

South Korea 10.1%

Cheil Industries, Inc. (a)	32,710	524
Daishin Securities Co.	45,110	601
Hynix Semiconductor, Inc. (a)	42,040	681
Hyundai Engineering & Construction Co., Ltd. (a)	31,080	831
Hyundai Motor Co., Ltd.	9,670	533
Kia Motors Corp.	42,710	562
NHN Corp. (a)	8,460	866
Samsung Electronics Co., Ltd.	1,030	488
Shinhan Financial Group Co., Ltd.	20,430	526

		5,612

Taiwan 10.7%

AU Optronics Corp. SP - ADR (a)(d)	36,600	620
Cathay Financial Holding Co.	232,000	466
E. Sun Financial Holding Co., Ltd. (a)	685,000	547
Eva Airways Corp. (a)	850,853	410
Lite-On Technology Corp. (a)	513,000	588
Siliconware Precision Industries Co. SP - ADR (d)	204,900	1,006
Taiwan Cement Corp. (a)	841,000	520
Taiwan Fertilizer Co., Ltd. (a)	493,000	650
United Microelectronics Corp. SP - ADR (a)(d)	150,694	619
Yageo Corp. (a)	1,408,000	544

		5,970

Thailand 3.9%

Bangkok Bank Public Co., Ltd.	176,300	459
Italian-Thai Development Public Co., Ltd.	1,034,700	240
Siam Cement Public Co.	78,600	432
Siam City Bank Public Co., Ltd.	769,200	461
True Corp. PLC (a)	2,344,900	590

		2,182

Total Common Stocks (Cost $50,738)		55,366

CONVERTIBLE PREFERRED STOCK 0.0%

Singapore 0.0%

City Developments Ltd. 0.000% due 12/31/2049 (b)	32,000	26

Total Preferred Stock (Cost $19)		26

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 6.6%

Collateral Invested for Securities on Loan (c) 4.3%

Adirondack 2005-1 Corp.
3.329% due 07/29/2005	$1,200	1,197
Bavaria TRR Corp.
3.460% due 07/01/2005	100	100
Canadian Imperial Bank
3.351% due 07/01/2005	210	210
Davis Square Funding IV Corp.
3.269% due 08/09/2005	200	199
ING Belgium S.A.
3.400% due 07/01/2005	500	500
Park Sienna LLC
3.317% due 07/20/2005	200	199

		2,405

Repurchase Agreement 2.3%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $1,287. Repurchase proceeds are $1,259.)	1,259	1,259

Total Short-Term Instruments (Cost $3,665)		3,664

Total Investments (f) 106.1% (Cost $54,422)		$59,056

Other Assets and Liabilities (Net) (6.1%)		(3,403)

Net Assets 100.0%		$55,653

Notes to Schedule of Investments

(amounts in thousands, except per share amounts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Security purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $2,212; cash collateral of $2,399 was received with which the Fund purchased securities.
(e)	The Warrants entitle the Fund to purchase 1 share of Associated Cement Co., Ltd. for every warrant held at $0.000001 until July 28, 2006.
(f)	Securities with an aggregate value of $46,661, which represents 83.85% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  17

Schedule of Investments

NFJ International Value Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 83.9%

Australia 1.6%

Amcor Ltd. SP - ADR (a)	3,000	$62

Bahamas 1.7%

Teekay Shipping Corp. (c)	1,500	66

Belgium 1.8%

Delhaize Group SP - ADR	1,200	71

Bermuda 3.3%

Frontline Ltd. (c)	1,600	64
RenaissanceRe Holdings Ltd.	1,300	64

		128

Brazil 11.3%

Cia de Saneamento Basico do Estado de Sao Paulo SP - ADR	6,300	95
Companhia Vale do Rio Doce SP - ADR	3,500	103
Empresa Brasileira de Aeronautica S.A. SP - ADR	1,000	33
Petroleo Brasileiro S.A. SP - ADR (a)	2,000	104
Votorantim Celulose e Papel S.A. SP - ADR	8,500	103

		438

Canada 9.1%

Canadian Natural Resources Ltd.	1,800	66
Canadian Pacific Railway Ltd.	1,800	62
Magna International, Inc. ‘A’	900	63
Methanex Corp.	4,000	66
Quebecor World, Inc.	1,700	33
TransCanada Corp.	2,400	64

		354

Chile 0.9%

Lan Airlines S.A. SP - ADR	1,000	35

China 7.8%

Aluminum Corp. of China Ltd. SP - ADR	1,200	66
China Mobile (Hong Kong) Ltd. SP - ADR (a)	3,400	63
Sinopec Shanghai Petrochemical Co., Ltd. SP - ADR	3,000	104
Yanzhou Coal Mining Co., Ltd. SP - ADR	1,100	69

		302

France 1.6%

Axa S.A. SP - ADR	2,500	62

Ireland 1.7%

Bank of Ireland SP - ADR	1,000	65

Japan 2.3%

Mitsui & Co. Ltd. SP - ADR	300	57
Nissan Motor Co., Ltd. SP - ADR (c)	1,600	32

		89

Mexico 6.9%

Cemex S.A. de C.V. SP - ADR	2,200	93
Coca - Cola Femsa, S.A. de C.V. SP - ADR (a)	2,400	64
Telefonos de Mexico S.A. de CV SP - ADR	3,400	64
TV Azteca S.A. de C.V. SP - ADR (a)	6,000	46

		267

Netherlands 6.4%

ABN AMRO Holding NV SP - ADR	5,100	125
ING Groep NV SP - ADR	4,500	126

		251

Norway 2.6%

Norsk Hydro ASA SP - ADR	1,100	100

Peru 1.8%

Compania de Minas Buenaventura S.A.u. SP - ADR (c)	3,000	69

South Africa 1.7%

Sasol Ltd. SP - ADR	2,500	68

South Korea 9.6%

Korea Electric Power Corp. SP - ADR	8,600	135
KT Corp. SP - ADR	4,700	101
POSCO SP - ADR	3,100	136

		372

Sweden 1.6%

Volvo AB SP - ADR (a)	1,500	61

United Kingdom 10.2%

Amvescap PLC SP - ADR (a)	2,800	34
British American Tobacco PLC SP - ADR	1,600	62
GlaxoSmithKline PLC SP - ADR	1,400	68
Imperial Chemical Industries PLC SP - ADR	3,700	68
Rank Group PLC SP - ADR	2,600	25
Unilever PLC SP - ADR	900	35
United Utilities PLC SP - ADR	4,300	103

		395

Total Common Stocks (Cost $2,791)		3,255

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 24.7%

Collateral Invested for Securities on Loan (b) 5.4%

Adirondack 2005-1 Corp.
3.328% due 07/29/2005	$100	100
Canadian Imperial Bank
3.348% due 07/01/2005	51	50
ING Belgium S.A.
3.401% due 07/01/2005	58	58

		208

Repurchase Agreement 19.3%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.010% due 09/17/2008 valued at $771. Repurchase proceeds are $751.)	751	751

Total Short-Term Instruments (Cost $959)		959

Total Investments 108.6% (Cost $3,750)		$4,214

Other Assets and Liabilities (Net) (8.6%)		(333)

Net Assets 100.0%		$3,881

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Security purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $201; cash collateral of $208 was received with which the Fund purchased securities.

18  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

RCM Biotechnology Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 96.9%

Healthcare 96.9%

Abgenix, Inc. (a)(d)	681,000	$5,843
Adolor Corp. (a)	13,750	128
Affymetrix, Inc. (a)(d)	104,210	5,620
Alexion Pharmaceuticals, Inc. (a)(d)	368,800	8,497
Ariad Pharmaceuticals, Inc. (a)	67,000	446
AVANIR Pharmaceuticals ‘A’ (a)(d)	688,000	1,926
Biogen Idec, Inc. (a)	413,770	14,254
Celgene Corp. (a)	390,570	15,924
Chiron Corp. (a)(d)	232,400	8,108
Cubist Pharmaceuticals, Inc. (a)	267,000	3,516
CV Therapeutics, Inc. (a)	348,000	7,802
Cytokinetics, Inc. (a)	250,300	1,740
Discovery Laboratories, Inc. (a)(d)	199,350	1,453
Eyetech Pharmaceuticals, Inc. (a)(d)	464,850	5,876
Genentech, Inc. (a)(d)	296,626	23,814
Gen-Probe, Inc. (a)	142,360	5,158
Genzyme Corp. (a)	130,330	7,832
Gilead Sciences, Inc. (a)(d)	498,220	21,917
ICOS Corp. (a)	591,950	12,532
Impax Laboratories, Inc. (a)(d)	288,220	4,525
Incyte Corp. (a)(d)	871,680	6,232
Intuitive Surgical, Inc. (a)	26,500	1,236
Invitrogen Corp. (a)	48,870	4,070
Medarex, Inc. (a)(d)	330,000	2,749
Medicines Co. (a)(d)	174,050	4,071
MedImmune, Inc. (a)(d)	165,520	4,423
MGI Pharma, Inc. (a)	463,500	10,086
Millennium Pharmaceuticals, Inc. (a)	600,000	5,562
Myogen, Inc. (a)(d)	225,040	1,573
Nabi Biopharmaceuticals (a)(d)	694,810	10,582
Nektar Therapeutics, Inc. (a)	440,773	7,423
NitroMed, Inc. (a)(d)	283,250	5,509
Onyx Pharmaceuticals, Inc. (a)	194,000	4,633
Progenics Pharmaceuticals, Inc. (a)(d)	267,990	5,590
Protein Design Labs, Inc. (a)(d)	234,560	4,740
Rigel Pharmaceuticals, Inc. (a)	150,940	3,007
SuperGen, Inc. (a)(d)	796,560	3,935
United Therapeutics Corp. (a)	125,000	6,025
Vaxgen, Inc. (a)(d)	207,570	2,252
Vion Pharmaceuticals, Inc. (a)(d)	1,243,840	2,699

Total Common Stocks (Cost $242,518)		253,308

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 33.5%

Collateral Invested for Securities on Loan (c) 32.2%

Bavaria TRR Corp.
3.460% due 07/01/2005	$5,000	$5,000
3.304% due 07/11/2005	3,000	2,997
3.289% due 07/25/2005	2,300	2,295
Bavaria Universal Funding
3.309% due 07/28/2005	3,000	2,992
Bayerische Landesbank NY
3.320% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	9,000	9,000
Canadian Imperial Bank
3.350% due 07/01/2005	9,922	9,922
CC USA, Inc.
3.267% due 07/05/2005 (b)	10,000	10,011
CIT Group, Inc.
3.207% due 07/29/2005 (b)	2,000	2,009
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	11,000	11,000
Credit Suisse First Boston
3.511% due 02/06/2006 (b)	7,000	7,005
3.507% due 02/27/2006 (b)	5,000	5,004
CS First Boston USA, Inc.
3.504% due 07/05/2005 (b)	2,000	2,006
Davis Square Funding IV Corp.
3.267% due 08/09/2005	1,000	995
Goldman Sachs Group LP
3.210% due 09/12/2005 (b)	2,000	2,000
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (b)	3,000	2,999
Park Sienna LLC
3.316% due 07/20/2005	5,000	4,990
Treasury Bank N.A.
3.280% due 03/15/2006 (b)	3,000	3,000

		84,225

Repurchase Agreement 1.3%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Fannie Mae 3.860% due 02/22/2008 valued at $3,514. Repurchase proceeds are $3,441.)	3,441	3,441

Total Short-Term Instruments (Cost $87,641)		87,666

Total Investments 130.4% (Cost $330,159)		$340,974

Written Options (e) (0.1%) (Premiums $512)		(146)

Other Assets and Liabilities (Net) (30.3%)		(79,283)

Net Assets 100.0%		$261,545

Notes to Schedule of Investments

(amounts in thousands, except number of contracts and shares):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $80,672; cash collateral of $84,177 was received with which the Fund purchased securities.
(e)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOE United Therapeutics Corp.	$50.000	07/16/2005	750	$280	$49
Call - CBOE United Therapeutics Corp.	50.000	08/20/2005	500	232	97

				$512	$146

(f)	Short sales open at June 30, 2005 were as follows:

Type	Shares	Value	Proceeds
Human Genome Sciences, Inc.	250,000	$2,895	$2,666
Neurocrine Biosciences, Inc.	60,000	2,524	2,580
Vertex Pharmaceuticals, Inc.	325,000	5,473	4,601

		$10,892	$9,847

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  19

Schedule of Investments

RCM Global Healthcare Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.2%

Financial & Business Services 1.0%

Universal American Financial Corp. (a)	70,870	$1,603

Healthcare 95.6%

Abbott Laboratories (a)	144,120	7,063
Aetna, Inc. (d)	50,400	4,174
Affymetrix, Inc. (a)	25,810	1,392
AstraZeneca PLC (a)	60,270	2,485
Barr Laboratories, Inc. (a)	68,560	3,342
Baxter International, Inc.	88,140	3,270
Beckman Coulter, Inc. (d)	18,540	1,179
Biogen Idec, Inc. (a)	124,020	4,272
C.R. Bard, Inc.	37,590	2,500
Caremark Rx, Inc. (a)	75,800	3,375
Eisai Co. Ltd.	52,000	1,742
Eli Lilly & Co.	57,720	3,216
Eyetech Pharmaceuticals, Inc. (a)	63,820	807
Genentech, Inc. (a)	48,740	3,913
Gen-Probe, Inc. (a)	89,370	3,238
GlaxoSmithKline PLC	320,170	7,736
Guidant Corp.	14,160	953
Impax Laboratories, Inc. (a)	160,790	2,524
Inamed Corp. (a)	25,210	1,688
Intuitive Surgical, Inc. (a)	25,770	1,202
IVAX Corp. (a)	159,380	3,427
Johnson & Johnson	84,430	5,488
Kindred Healthcare, Inc. (a)	44,940	1,780
LifePoint Hospitals, Inc. (a)	96,580	4,879
Medtronic, Inc.	131,450	6,808
Merck & Co., Inc.	104,040	3,204
Nektar Therapeutics, Inc. (a)(d)	118,620	1,998
NitroMed, Inc. (a)(d)	89,430	1,739
Novartis AG	123,180	5,848
PacifiCare Health Systems, Inc. (a)	83,580	5,972
Pfizer, Inc.	613,980	16,934
Ranbaxy Laboratories Ltd. SP - GDR	35,000	866
Roche Holdings AG - Genusschein	44,300	5,590
Sanofi-Synthelabo S.A.	75,120	6,152
Shire Pharmaceuticals Group PLC SP - ADR (a)	147,720	4,845
St. Jude Medical, Inc. (a)	98,520	4,296
UnitedHealth Group, Inc. (d)	129,420	6,748
Universal Health Services, Inc. ‘B’	26,560	1,652
Varian Medical Systems, Inc. (a)(d)	43,610	1,628
Vion Pharmaceuticals, Inc. (a)(d)	261,430	567
Wyeth	142,910	6,359

		156,851

Technology 1.6%

Fisher Scientific International, Inc. (a)	42,060	2,730

Total Common Stocks (Cost $156,405)		161,184

PURCHASED CALL OPTIONS 0.2%

Nektar Therapeutics, Inc. Strike @ 17.500 Exp. 11/19/2005	1,073	343

Total Purchased Call Options (Cost $275)		343

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 7.9%

Collateral Invested for Securities on Loan (c) 7.1%

Adirondack 2005-1 Corp.
3.388% due 09/08/2005	$2,000	1,987
Bavaria TRR Corp.
3.289% due 07/25/2005	2,000	1,996

	Principal Amount (000s)	Value (000s)

Canadian Imperial Bank
3.350% due 07/01/2005	$686	$686
CC USA, Inc.
3.267% due 07/05/2005 (b)	2,000	2,002
CIT Group, Inc.
3.207% due 07/29/2005 (b)	2,000	2,009
CS First Boston USA, Inc.
3.504% due 07/05/2005 (b)	1,000	1,003
Goldman Sachs Group LP
3.210% due 09/12/2005 (b)	1,000	1,000
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (b)	1,000	1,000

		11,683

Repurchase Agreement 0.8%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $1,303. Repurchase proceeds are $1,277.)	1,277	1,277

Total Short-Term Instruments (Cost $12,946)		12,960

Total Investments (e) 106.3% (Cost $169,626)		$174,487

Other Assets and Liabilities (Net) (6.3%)		(10,379)

Net Assets 100.0%		$164,108

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $11,256; cash collateral of $11,674 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $29,553, which represents 18.01% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

20  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

RCM Global Small-Cap Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 95.6%

Austria 3.8%

Constantia Packaging AG	15,000	$526
Flughafen Wien AG	10,000	649
Uniqa Versicherungen AG (a)	37,900	738
Wiener Staedtische Allgemeine Versicherung AG	16,000	835
Wienerberger AG	15,000	696

		3,444

Brazil 1.0%

Gol Linhas Aereas Inteligentes S.A. SP - ADR	30,000	902

Canada 1.7%

Compton Petroleum Corp. (a)	73,000	664
Ultra Petroleum Corp. (a)	27,800	844

		1,508

Denmark 0.8%

GN Store Nord	65,000	734

Finland 0.8%

YIT-Yhtyma Oyj	23,000	768

France 3.1%

Acadomia Group	12,700	431
April Group (a)	9,000	280
BioMerieux	11,000	505
Elior	40,100	478
Neopost S.A. (a)	13,000	1,144

		2,838

Germany 5.0%

Grenke Leasing AG	22,000	935
Hugo Boss AG	32,000	1,038
Leoni AG	28,900	744
Pfeiffer Vacuum Technology AG	11,000	511
Salzgitter AG	27,500	744
Technotrans AG	28,000	520
Wincor Nixdorf AG (a)	2	0

		4,492

Hong Kong 0.5%

International Bank of Asia	1,200,000	469

Indonesia 0.6%

PT Bank Rakyat Indonesia Tbk.	1,700,000	504

Ireland 2.7%

Independent News & Media PLC	200,000	617
Kingspan Group PLC	56,000	661
Paddy Power PLC	33,500	572
United Drug PLC	128,000	550

		2,400

Italy 1.3%

AEM Torino SpA	200,000	502
Meta Modena SpA	200,000	714

		1,216

Japan 10.2%

Aida Engineering Ltd.	110,000	569
Asahi Intecc Co., Ltd. (a)	22,400	498
Bookoff Corp. (a)	11,400	281
Cyber Agent Ltd.	135	597
Daifuku Co.	55,000	519
Japan Asia Investment Co.	60,000	282
Moshi Moshi Hotline, Inc.	5,000	477
Musashi Seimitsu Industry Co., Ltd.	20,000	481
NIWS Co., Ltd.	360	472
Park24 Co., Ltd. (a)	27,500	543
Ricoh Leasing Co.	22,400	538
Ryohin Keikaku Co., Ltd.	12,600	621
Seikoh Giken Co., Ltd. (a)	5,700	149
Sumitomo Titanium Corp.	8,550	997
Takiron Co., Ltd. (a)	80,000	343
Tokai Carbon Co., Ltd.	112,000	463
Tokyo Tatemono Co.	80,000	534
Usen Corp. (a)	16,800	442
USS Co., Ltd.	7,000	445

		9,251

Mexico 1.7%

Consorcio ARA, S.A. de C.V.	185,000	640
Organizacion Soriana S.A. de CV ‘B’ (a)	205,000	855

		1,495

Netherlands 2.8%

Athlon Holding NV	20,000	501
Brunel International NV	35,000	446
Kendrion NV (a)	300,000	529
Stork NV	12,500	517
TomTom NV (a)	25,000	549

		2,542

Norway 1.7%

Aker Kvaerner ASA (a)	19,000	770
Prosafe ASA	24,300	727

		1,497

Philippines 0.8%

Philippine Long Distance Telephone Co. SP - ADR (c)	25,000	726

Poland 0.6%

Agora S.A. (a)	30,000	573

Portugal 0.4%

Impresa SGPS (a)	55,000	349

Russia 1.2%

OAO Pharmacy Chain 36.6 (a)	13,000	276
Rostelecom SP - ADR (c)	50,000	603
Seventh Continent (a)	14,278	215

		1,094

Singapore 1.8%

Cosco Corp. Singapore Ltd.	300,000	343
First Engineering Ltd. (a)	750,000	545
STATS ChipPAC Ltd. (a)	1,100,000	785

		1,673

Spain 1.7%

Banco Pastor S.A.	18,000	719
Cortefiel S.A.	35,000	798

		1,517

Sweden 0.6%

Getinge AB ‘B’	43,000	585

Switzerland 4.3%

Bank Sarasin & Cie AG	500	896
Geberit AG (a)	450	288
Georg Fischer AG (a)	3,000	916
Jelmoli Holding AG	520	718
Lindt & Spruengli AG	38	582
Micronas Semiconductor Holding AG (a)	14,000	529

		3,929

Thailand 0.5%

Aapico Hitech Public Co., Ltd.	560,000	456

United Kingdom 7.5%

Burren Energy PLC	51,500	616
C&C Group PLC	151,000	683
Carillion PLC	105,000	530
Grafton Group PLC (a)	58,000	670
IAWS Group PLC	28,000	393
NETeller PLC (a)	87,100	984
NextGen Sciences, Ltd. (a)	27,000	169
Northgate PLC	40,000	650
Paladin Resources PLC	150,000	601
Punch Taverns PLC	55,000	721
Sportingbet PLC (a)	125,200	732

		6,749

United States 38.5%

Advisory Board Co. (a)	14,250	695
Aeropostale, Inc. (a)(c)	18,450	620
Affiliated Managers Group, Inc. (a)(c)	16,100	1,100
Animas Corp. (a)(c)	16,150	325
Anteon International Corp. (a)	16,500	753
BEI Technologies, Inc.	30,000	800
Big 5 Sporting Goods Corp.	30,100	854
BJ’s Restaurants Inc. (a)(c)	37,500	763
Carter’s, Inc. (a)	14,840	866
Central European Distribution Corp. (a)(c)	24,090	899
Central European Media Enterprises Ltd. ‘A’ (a)	20,360	985
Central Garden and Pet Co. (a)	12,300	604
Citi Trends, Inc. (a)	21,300	385
CKE Restaurants, Inc. (c)	45,000	626
Cogent, Inc. (a)	17,120	489
Comstock Homebuilding Cos., Inc. ‘A’ (a)	32,900	797
CV Therapeutics, Inc. (a)	17,600	395
Cypress Semiconductor Corp. (a)	48,090	605
El Paso Electric Co. (a)	42,930	878
Energy Conversion Devices, Inc. (a)(c)	19,760	442
Epicor Software Corp. (a)	45,140	596
FEI Co. (a)	8,100	185
FormFactor, Inc. (a)(c)	18,540	490
Foundation Coal Holdings, Inc.	29,500	765
Gen-Probe, Inc. (a)	7,930	287
GFI Group Inc. (a)	15,000	534
Gravity Co., Ltd. (a)	2,350	20
Great Wolf Resorts, Inc. (a)	25,000	511
Hansen Natural Corp. (a)(c)	5,340	452
Harsco Corp.	6,900	376
Hibbett Sporting Goods, Inc. (a)	26,760	1,013
I-Flow Corp. (a)	22,500	374
Intermix Media, Inc. (a)	22,800	191
Ionatron, Inc. (a)(c)	40,590	349
Jarden Corp. (a)(c)	21,460	1,157
Jones Lang LaSalle, Inc. (a)	19,910	881
Korn/Ferry International (a)	36,800	653
Life Time Fitness, Inc. (a)	27,920	916
Monro Muffler Brake, Inc. (a)	17,000	502
NeuStar, Inc. ‘A’ (a)	7,350	188
Peet’s Coffee & Tea, Inc. (a)	7,000	231
PeopleSupport, Inc. (a)(c)	48,060	438
PF Chang’s China Bistro, Inc. (a)(c)	10,100	596
Quiksilver, Inc. (a)	36,000	575
RARE Hospitality International, Inc. (a)	24,630	750
Sapient Corp. (a)	72,700	577
Shamir Optical Industry Ltd. (a)	41,240	666
Signature Bank & Trust (a)	24,730	603
Standard Pacific Corp.	13,000	1,143
The9 Ltd. SP - ADR (a)	10,000	260
Unit Corp. (a)	13,900	612
United Natural Foods, Inc. (a)	24,270	737
Universal Technical Institute, Inc. (a)	15,000	498
Varian Semiconductor Equipment Associates, Inc. (a)	17,130	634
VCA Antech, Inc. (a)	36,310	881
WebSideStory, Inc. (a)	13,000	191
Westcorp, Inc.	10,680	560
Wintrust Financial Corp.	11,000	576

		34,849

Total Common Stocks (Cost $72,782)		86,560

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  21

Schedule of Investments (Cont.)

RCM Global Small-Cap Fund

June 30, 2005

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 14.0%

Collateral Invested for Securities on Loan (b) 10.3%

Adirondack 2005-1 Corp.
3.388% due 09/08/2005	$2,000	$1,987
Bavaria TRR Corp.
3.289% due 07/25/2005	3,000	2,993
Canadian Imperial Bank
3.350% due 07/01/2005	3,330	3,330
ING Belgium S.A.
3.400% due 07/01/2005	1,000	1,000

		9,310

Repurchase Agreement 3.7%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Fannie Mae 3.860% due 02/22/2008 valued at $3,428. Repurchase proceeds are $3,359.)	3,359	3,359

Total Short-Term Instruments (Cost $12,669)		12,669

Total Investments (d) 109.6% (Cost $85,451)		$99,229

Other Assets and Liabilities (Net) (9.6%)		(8,656)

Net Assets 100.0%		$90,573

Notes to Schedule of Investments (amounts in thousands):

(a)	Non-income producing security.
(b)	Security purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $8,944; cash collateral of $9,291 was received with which the Fund purchased securities.
(d)	Securities with an aggregate value of $39,291, which represents 43.38% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

22  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

RCM Global Technology Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 96.2%

Aerospace 2.4%

United Technologies Corp. (d)	536,240	$27,536

Capital Goods 0.0%

Tyco International Ltd. (a)(d)	10,000	292

Communications 3.3%

NeuStar, Inc. ‘A’ (a)	203,300	5,204
Nextel Partners, Inc. ‘A’ (a)(d)	1,310,050	32,974

		38,178

Consumer Discretionary 0.0%

Nintendo Co., Ltd.	5,540	578

Consumer Services 0.8%

DreamWorks Animation SKG, Inc. ‘A’ (a)	1,000	26
Greenfield Online, Inc. (a)(d)	319,410	3,881
Usen Corp. (a)	154,430	4,059
XM Satellite Radio Holdings, Inc. ‘A’ (a)(d)	37,910	1,276

		9,242

Energy 3.1%

Cooper Cameron Corp. (a)	42,710	2,650
Diamond Offshore Drilling, Inc.	111,690	5,968
Halliburton Co. (d)	254,780	12,184
Nabors Industries Ltd. (a)	6,080	369
National-Oilwell, Inc. (a)	25,460	1,210
Schlumberger Ltd. (d)	34,290	2,604
Smith International, Inc. (d)	34,170	2,177
Transocean, Inc. (a)	108,120	5,835
Ultra Petroleum Corp. (a)	51,560	1,565
Weatherford International Ltd. (a)	18,430	1,069

		35,631

Financial & Business Services 1.0%

Infosys Technologies Ltd.	52,000	11,269

Healthcare 4.7%

Affymetrix, Inc. (a)(d)	350,570	18,906
IVAX Corp. (a)(d)	823,630	17,708
PacifiCare Health Systems, Inc. (a)	9,180	656
WellPoint, Inc. (a)(d)	249,330	17,363

		54,633

Technology 80.9%

Apple Computer, Inc. (a)	259,450	9,550
Autodesk, Inc.	1,006,480	34,593
Broadcom Corp. ‘A’ (a)(d)	829,170	29,444
Chartered Semiconductor Manufacturing Ltd. SP - ADR (a)	30,663,000	23,863
Cognizant Technology Solutions Corp. ‘A’ (a)	259,160	12,214
Comverse Technology, Inc. (a)	952,270	22,521
Corning, Inc. (a)	1,842,860	30,628
Ctrip.com International Ltd. SP - ADR	281,220	14,308
Cypress Semiconductor Corp. (a)(d)	1,543,760	19,436
EMC Corp. (a)(d)	2,983,040	40,897
Energy Conversion Devices, Inc. (a)(d)	1,000	22
F5 Networks, Inc. (a)(d)	262,170	12,384
Google, Inc. ‘A’ (a)(d)	201,830	59,368
Hewlett-Packard Co. (d)	1,253,590	29,472
Infosys Technology Ltd. SP - ADR (d)	26,240	2,033
Intel Corp. (a)	10,000	261
International Rectifier Corp. (a)	249,540	11,908
Intuit, Inc. (a)(d)	387,780	17,493
Juniper Networks, Inc. (a)	1,338,800	33,711
Lucent Technologies, Inc. - Warrants Exp. 12/10/2007 (a)(h)	1,989	2
Macromedia, Inc. (a)	10,000	382
Marvell Technology Group Ltd. (a)(d)	825,400	31,398
McAfee, Inc. (a)	24,280	636
Microchip Technology, Inc.	399,460	11,832
Monster Worldwide, Inc. (a)(d)	657,020	18,843
Motorola, Inc.	1,280,050	23,374
National Semiconductor Corp.	1,322,790	29,141
NAVTEQ Corp. (a)	4,710	175
NCR Corp. (a)	984,690	34,582
Netease.com, Inc. SP - ADR (a)(d)	32,630	1,863
Network Appliance, Inc. (a)(d)	59,100	1,671
Nokia Corp. SP - ADR (a)	1,285,210	21,386
Oracle Corp. (a)	3,539,760	46,725
QUALCOMM, Inc.	10,000	330
Red Hat, Inc. (a)(d)	2,980,430	39,044
Samsung Electronics Co., Ltd. (a)	18,990	8,994
SanDisk Corp. (a)(d)	1,173,170	27,839
Shanda Interactive Entertainment Ltd. SP - ADR (a)(d)	1,057,130	38,892
Softbank Corp.	14,400	561
Symantec Corp. (a)	703,560	15,295
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR	3,199,961	29,184
Telvent GIT S.A. (a)	373,600	3,848
Tencent Holdings Ltd.	21,839,000	16,500
Tessera Technologies, Inc. (a)	263,173	8,793
Trend Micro, Inc.	2,850	101
VeriSign, Inc. (a)(d)	1,769,960	50,904
Yahoo!, Inc. (a)(d)	2,214,940	76,748

		943,149

Total Common Stocks (Cost $962,862)		1,120,508

	# of Contracts

PURCHASED PUT OPTIONS 0.9%

NASDAQ 100 Index (CBOT)
Strike @ 36.000 Exp. 09/17/2005	32,970	2,143
NASDAQ 100 TR Index (CBOT)
Strike @ 37.000 Exp. 08/20/2005	96,397	8,194

Total Purchased Put Options (Cost $9,564)		10,337

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 27.9%

Collateral Invested for Securities on Loan (c) 23.0%

Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$4,000	3,993
3.387% due 09/08/2005	10,000	9,935
Bank of America N.A.
3.518% due 07/01/2005 (b)	10,000	10,000
Bavaria TRR Corp.
3.106% due 07/01/2005	10,000	9,999
3.460% due 07/01/2005	12,000	11,999
3.304% due 07/11/2005	2,000	1,998
3.289% due 07/25/2005	3,000	2,993
Bavaria Universal Funding
3.268% due 07/20/2005	5,000	4,991
Bayerische Landesbank NY
3.320% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	28,000	28,000
Canadian Imperial Bank
3.350% due 07/01/2005	19,329	19,329
CC USA, Inc.
3.258% due 07/05/2005 (b)	1,000	1,001
3.267% due 07/05/2005 (b)	2,000	2,002
CIT Group, Inc.
3.207% due 07/29/2005 (b)	2,000	2,009
3.213% due 07/29/2005 (b)	5,000	5,023

	Principal Amount (000s)	Value (000s)

Citigroup Global Markets, Inc.
3.588% due 07/01/2005 (b)	$27,000	$27,000
Countrywide Home Loans, Inc.
3.417% due 08/26/2005 (b)	4,500	4,500
Credit Suisse First Boston
3.090% due 07/08/2005 (b)	2,000	2,000
3.511% due 02/06/2006 (b)	3,000	3,002
3.501% due 02/27/2006 (b)	1,000	1,001
3.502% due 02/27/2006 (b)	1,500	1,501
3.507% due 02/27/2006 (b)	10,000	10,007
CS First Boston USA, Inc.
3.506% due 07/05/2005 (b)	2,000	2,006
Davis Square Funding IV Corp.
3.268% due 08/09/2005	900	895
Goldman Sachs Group LP
3.210% due 09/12/2005 (b)	16,000	16,003
ING Belgium S.A.
3.400% due 07/01/2005	17,156	17,156
K2 LLC
3.210% due 09/15/2005 (b)	5,000	4,999
Morgan Stanley
3.300% due 02/03/2006 (b)	5,000	5,000
Natexis Banques Populaires
3.513% due 08/16/2005 (b)	7,000	6,998
3.518% due 08/16/2005 (b)	1,000	1,000
Northern Rock PLC
3.150% due 02/03/2006 (b)	2,000	2,000
Park Sienna LLC
3.316% due 07/20/2005	10,030	10,011
Sierra Madre Funding Delaware Corp.
3.099% due 07/05/2005	2,000	1,999
3.107% due 07/05/2005	2,000	1,999
Sigma Finance, Inc.
3.270% due 03/06/2006 (b)	24,000	23,995
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	7,000	7,000
Treasury Bank N.A.
3.354% due 02/27/2006 (b)	1,000	1,000
Verizon Network Funding
3.134% due 07/05/2005	3,000	2,999

		268,343

Repurchase Agreement 4.9%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.010% due 09/17/2008 valued at $58,193. Repurchase proceeds are $57,054.)	57,050	57,050

Total Short-Term Instruments (Cost $325,361)		325,393

Total Investments (e) 125.0% (Cost $1,297,787)		$1,456,238

Written Options (f) (0.1%) (Premiums $1,397)		(607)

Other Assets and Liabilities (Net) (24.9%)		(290,268)

Net Assets 100.0%		$1,165,363

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  23

Schedule of Investments (Cont.)

RCM Global Technology Fund

June 30, 2005

Notes to Schedule of Investments (amounts in thousands, except number of contracts and shares):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $258,745; cash collateral of $267,956 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $54,578, which represents 4.68% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(f)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOE eBay, Inc.	$27.500	01/21/2006	3,590	$540	$467
Put - CBOE Juniper Networks, Inc.	20.000	07/16/2005	8,598	477	43
Put - CBOE Silicon Laboratories, Inc.	25.000	07/16/2005	4,859	380	97

				$1,397	$607

(g)	Short sales open at June 30, 2005 were as follows:

Type	Shares	Value	Proceeds
Amazon.com, Inc.	236,080	$7,810	$8,200
Applied Materials, Inc.	734,100	11,878	11,658
BEA Systems, Inc.	678,700	5,959	5,974
Hyperion Solutions Corp.	247,780	9,970	10,259
Sun Microsystems, Inc.	10,000	37	36
Take-Two Interactive Software, Inc.	133,700	3,403	3,560
Western Digital Corp.	173,300	2,326	2,345

		$41,383	$42,032

(h)	The Warrants entitle the Fund to purchase 1 share of Lucent Technologies, Inc. for every Warrant held at $2.75 until December 10, 2007.

24  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

RCM International Growth Equity Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 99.6%

Australia 3.1%

Alumina, Ltd. (b)	273,400	$1,154
Brambles Industries Ltd.	99,325	615

		1,769

Belgium 1.0%

KBC Bancassurance Holding	7,475	590

Canada 2.4%

Shoppers Drug Mart Corp.	6,400	222
Shoppers Drug Mart Corp. (a)	33,075	1,147

		1,369

China 3.5%

China Mobile (Hong Kong) Ltd.	188,500	698
SINA Corp. (b)(d)	19,925	556
Television Broadcasting	137,000	776

		2,030

France 12.5%

Accor S.A. (b)	20,125	941
Axa S.A.	25,600	637
Axalto Holding NV (b)	24,200	729
Companie Generale de Geophysique S.A. (b)(d)	7,150	605
France Telecom S.A. (b)	42,850	1,246
Sanofi-Synthelabo S.A.	14,550	1,192
TotalFinaElf S.A.	5,550	1,299
Vivendi Universal S.A.	18,150	569

		7,218

Germany 9.4%

BAYER AG	53,950	1,793
Puma AG Rudolf Dassler Sport	2,270	561
Schwarz Pharma AG	13,200	600
Siemens AG	11,700	850
Stada Arzneimittel AG	21,275	778
TUI AG (b)	36,200	894

		5,476

Greece 3.2%

Hellenic Telecommunications Organization S.A. (b)	64,410	1,243
National Bank of Greece S.A.	17,325	592

		1,835

Hong Kong 1.3%

Li & Fung Ltd.	370,000	766

Indonesia 1.2%

PT Telekomunikasi Indonesia (b)	34,300	715

Italy 4.2%

Banca Intesa SpA (b)	130,050	595
Eni SpA	25,025	643
Fastweb (b)	13,700	591
Unicredito Italiano SpA (b)	110,675	586

		2,415

Japan 14.3%

Canon, Inc.	16,400	873
Daito Trust Construct Co., Ltd.	18,800	702
Mitsui Fudosan Co., Ltd.	91,000	1,015
Mizuho Financial Group, Inc.	185	832
Nikko Cordial Cop. (b)	157,000	686
Orix Corp.	9,200	1,374
Rakuten, Inc. (b)	565	455
Takefuji Corp.	18,210	1,226
Toyota Motor Credit Corp.	31,100	1,110

		8,273

Netherlands 5.0%

ASML Holding NV (b)	36,550	573
IHC Caland NV (b)	9,575	656
Randstd Holding NV (b)	8,200	283
Royal Numico NV (b)	20,950	836
Vedior NV	38,600	543

		2,891

Norway 1.0%

Petroleum Geo-Services ASA (b)	25,200	607

Philippines 0.8%

SM Investments Corp. (b)	98,710	450

Singapore 3.1%

Keppel Corp.	120,000	887
SembCorp Industries Ltd.	567,520	896

		1,783

South Korea 2.0%

Samsung Electronics Co., Ltd.	2,480	1,174

Spain 2.1%

ACS Actividades Construcciones y Servicios S.A.	42,675	1,192

Switzerland 4.9%

Credit Suisse Group	36,150	1,417
Swiss Reinsurance Co.	9,075	556
UBS AG	11,275	879

		2,852

Taiwan 1.2%

United Microelectronics Corp. SP - ADR (b)(d)	175,100	720

Thailand 1.8%

Bangkok Bank Public Co., Ltd.	220,600	574
Siam Cements Public Co., Ltd. (b)	84,400	493

		1,067

United Kingdom 21.6%

Anglo Irish Bank Corp. PLC	48,175	597
ARM Holdings PLC	305,525	617
BHP Billiton PLC	93,450	1,191
Cadbury Schweppes PLC	118,400	1,127
Cairn Energy USA, Inc. (b)	28,350	683
Diageo PLC	40,000	588
GlaxoSmithKline PLC	91,525	2,212
Man Group PLC	25,025	646
Reckitt Benckiser PLC	27,125	797
Royal Bank of Scotland PLC	28,350	854
Sage Group PLC	291,025	1,163
Serco Group PLC (b)	128,600	586
Sportingbet PLC (b)	108,075	632
WPP Group PLC	83,250	853

		12,546

Total Common Stocks (Cost $55,057)		57,738

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 5.0%

Collateral Invested for Securities on Loan (c) 3.3%

Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (f)	$1,000	1,000
Canadian Imperial Bank
3.350% due 07/01/2005	904	904

		1,904

	Principal Amount (000s)	Value (000s)

Repurchase Agreement 1.7%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Fannie Mae 3.860% due 02/22/2008 valued at $1,011. Repurchase proceeds are $988.)	$988	$988

Total Short-Term Instruments (Cost $2,892)		2,892

Total Investments (e) 104.6% (Cost $57,949)		$60,630

Other Assets and Liabilities (Net) (4.6%)		(2,644)

Net Assets 100.0%		$57,986

Notes to Schedule of Investments (amounts in thousands):

(a)	Security purchased under Rule 144A of the 1993 Securities Act and, unless registered under the act or exempt from registration, may only be sold to qualified institutional investors.
(b)	Non-income producing security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $1,809; cash collateral of $1,900 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $53,836, which represents 92.84% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(f)	Variable rate security.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  25

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
NACM Global Fund

Class A
06/30/2005	$14.23	$0.00	(a)	$1.80	(a)	$1.80	$0.00	$(0.61)	$(0.61)
06/30/2004	11.71	(0.03	)(a)	3.49	(a)	3.46	0.00	(0.95)	(0.95)
07/19/2002 - 06/30/2003	10.00	(0.06	)(a)	1.80	(a)	1.74	(0.03)	0.00	(0.03)
Class B
06/30/2005	14.03	(0.10	)(a)	1.76	(a)	1.66	0.00	(0.61)	(0.61)
06/30/2004	11.64	(0.14	)(a)	3.47	(a)	3.33	0.00	(0.95)	(0.95)
07/19/2002 - 06/30/2003	10.00	(0.12	)(a)	1.79	(a)	1.67	(0.03)	0.00	(0.03)
Class C
06/30/2005	14.05	(0.10	)(a)	1.78	(a)	1.68	0.00	(0.61)	(0.61)
06/30/2004	11.66	(0.15	)(a)	3.48	(a)	3.33	0.00	(0.95)	(0.95)
07/19/2002 - 06/30/2003	10.00	(0.12	)(a)	1.78	(a)	1.66	0.00	0.00	0.00

NACM International Fund

Class A
10/29/2004 - 06/30/2005	$14.81	$0.32	(a)	$1.20	(a)	$1.52	$(0.09)	$0.00	$(0.09)
Class C
10/29/2004 - 06/30/2005	14.81	0.27	(a)	1.17	(a)	1.44	(0.08)	0.00	(0.08)

NACM Pacific Rim Fund

Class A
06/30/2005	$9.23	$0.01	(a)	$0.86	(a)	$0.87	$0.00	$(0.13)	$(0.13)
06/30/2004	6.28	(0.03	)(a)	2.94	(a)	2.91	0.00	0.00	0.00
07/31/2002 - 06/30/2003	6.86	0.02	(a)	(0.60	)(a)	(0.58)	0.00	0.00	0.00
Class B
06/30/2005	9.14	(0.06	)(a)	0.85	(a)	0.79	0.00	(0.13)	(0.13)
06/30/2004	6.26	(0.10	)(a)	2.94	(a)	2.84	0.00	0.00	0.00
07/31/2002 - 06/30/2003	6.86	0.00	(a)	(0.60	)(a)	(0.60)	0.00	0.00	0.00
Class C
06/30/2005	9.09	(0.06	)(a)	0.85	(a)	0.79	0.00	(0.13)	(0.13)
06/30/2004	6.23	(0.10	)(a)	2.92	(a)	2.82	0.00	0.00	0.00
07/31/2002 - 06/30/2003	6.86	(0.05	)(a)	(0.58	)(a)	(0.63)	0.00	0.00	0.00

NFJ International Value Fund

Class A
03/31/2005 - 06/30/2005	$15.21	$0.13	(a)	$0.12	(a)	$0.25	$(0.10)	$0.00	$(0.10)
Class C
03/31/2005 - 06/30/2005	15.21	0.11	(a)	0.12	(a)	0.23	(0.09)	0.00	(0.09)

RCM Biotechnology Fund

Class A
06/30/2005	$25.68	$(0.35	)(a)	$(0.74	)(a)	$(1.09)	$0.00	$0.00	$0.00
06/30/2004	21.24	(0.38	)(a)	4.81	(a)	4.43	0.00	0.00	0.00
06/30/2003	15.97	(0.26	)(a)	5.53	(a)	5.27	0.00	0.00	0.00
02/05/2002 - 06/30/2002	23.47	(0.11	)(a)	(7.39	)(a)	(7.50)	0.00	0.00	0.00
Class B
06/30/2005	25.21	(0.52	)(a)	(0.72	)(a)	(1.24)	0.00	0.00	0.00
06/30/2004	21.02	(0.55	)(a)	4.73	(a)	4.18	0.00	0.00	0.00
06/30/2003	15.92	(0.38	)(a)	5.48	(a)	5.10	0.00	0.00	0.00
02/05/2002 - 06/30/2002	23.47	(0.15	)(a)	(7.40	)(a)	(7.55)	0.00	0.00	0.00

26  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
NACM Global Fund

Class A
06/30/2005	$0.01	(a)	$15.43	12.87%	$3,701	1.57	%(u)(e)	0.01%	148%
06/30/2004	0.01	(a)	14.23	30.48	1,421	1.56	(n)	(0.21)	203
07/19/2002 - 06/30/2003	0.00		11.71	17.48	61	1.55	*(k)	(0.56)*	260
Class B
06/30/2005	0.01	(a)	15.09	12.04	4,098	2.31	(u)(f)	(0.71)	148
06/30/2004	0.01	(a)	14.03	29.51	1,361	2.31	(c)	(1.06)	203
07/19/2002 - 06/30/2003	0.00		11.64	16.69	40	2.30	*(l)	(1.18)*	260
Class C
06/30/2005	0.01	(a)	15.13	12.16	4,831	2.32	(u)(f)	(0.71)	148
06/30/2004	0.01	(a)	14.05	29.45	1,369	2.31	(c)	(1.09)	203
07/19/2002 - 06/30/2003	0.00		11.66	16.61	79	2.30	*(m)	(1.15)*	260

NACM International Fund

Class A
10/29/2004 - 06/30/2005	$0.00		$16.24	10.30%	$16,358	1.45	%*	3.02%*	107%
Class C
10/29/2004 - 06/30/2005	0.00		16.17	9.77	8,844	2.20	*	2.49 *	107

NACM Pacific Rim Fund

Class A
06/30/2005	$0.00		$9.97	9.49%	$23,351	1.94	%(t)(u)	0.10%	101%
06/30/2004	0.04	(a)	9.23	46.97	18,824	1.87	(b)	(0.33)	118
07/31/2002 - 06/30/2003	0.00		6.28	(8.45)	168	1.89	*(i)	0.29 *	264
Class B
06/30/2005	0.00		9.80	8.70	9,844	2.69	(s)(u)	(0.61)	101
06/30/2004	0.04	(a)	9.14	46.01	7,101	2.61	(d)	(1.09)	118
07/31/2002 - 06/30/2003	0.00		6.26	(8.75)	79	2.64	*(j)	(0.08)*	264
Class C
06/30/2005	0.00		9.75	8.75	17,268	2.69	(s)(u)	(0.62)	101
06/30/2004	0.04	(a)	9.09	45.91	12,661	2.61	(d)	(1.11)	118
07/31/2002 - 06/30/2003	0.00		6.23	(9.18)	141	2.64	*(j)	(1.03)*	264

NFJ International Value Fund

Class A
03/31/2005 - 06/30/2005	$0.00		$15.36	1.62%	$1,009	1.34	%*(o)	3.51%*	61%
Class C
03/31/2005 - 06/30/2005	0.00		15.35	1.52	351	2.03	*(o)	3.07 *	61

RCM Biotechnology Fund

Class A
06/30/2005	$0.01	(a)	$24.60	(4.21)%	$14,849	1.60	%(p)(q)	(1.44)%	139%
06/30/2004	0.01	(a)	25.68	20.90	13,877	1.61	(g)	(1.58)	121
06/30/2003	0.00		21.24	33.00	4,616	1.61	(g)	(1.45)	145
02/05/2002 - 06/30/2002	0.00		15.97	(31.96)	484	1.60	*	(1.42)*	76
Class B
06/30/2005	0.01	(a)	23.98	(4.88)	7,896	2.35	(q)(r)	(2.20)	139
06/30/2004	0.01	(a)	25.21	19.93	8,215	2.36	(h)	(2.32)	121
06/30/2003	0.00		21.02	32.04	1,949	2.36	(h)	(2.20)	145
02/05/2002 - 06/30/2002	0.00		15.92	(32.17)	328	2.35	*	(2.13)*	76

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding tax expense is 1.85%.
(c)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.30%
(d)	Ratio of expenses to average net assets excluding tax expense is 2.60%.
(e)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 1.51%.
(f)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 2.26%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.60%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 2.35%.
(i)	Ratio of expenses to average net assets excluding tax and interest expense is 1.85%.
(j)	Ratio of expenses to average net assets excluding tax and interest expense is 2.60%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 30.13%.
(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 16.95%.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 26.95%.
(n)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.55%
(o)	Effective May 1, 2005, the Fund paid an Advisory Fee of 0.60%.
(p)	Ratio of expenses to average net assets excluding trustees’ expense is 1.59%.
(q)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(r)	Ratio of expenses to average net assets excluding trustees’ expense is 2.34%.
(s)	Ratio of expenses to average net assets excluding trustees’, interest and tax expense is 2.57%.
(t)	Ratio of expenses to average net assets excluding trustees’, interest and tax expense is 1.82%.
(u)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
RCM Biotechnology Fund (Cont.)

Class C
06/30/2005	$25.22	$(0.52	)(a)	$(0.73	)(a)	$(1.25)	$0.00	$0.00	$0.00
06/30/2004	21.02	(0.55	)(a)	4.74	(a)	4.19	0.00	0.00	0.00
06/30/2003	15.92	(0.39	)(a)	5.49	(a)	5.10	0.00	0.00	0.00
02/05/2002 - 06/30/2002	23.47	(0.15	)(a)	(7.40	)(a)	(7.55)	0.00	0.00	0.00

RCM Global Healthcare Fund

Class A
06/30/2005	$20.80	$(0.05	)(a)	$0.44	(a)	$0.39	$0.00	$0.00	$0.00
06/30/2004	18.64	(0.18	)(a)	2.34	(a)	2.16	0.00	0.00	0.00
06/30/2003	16.24	(0.14	)(a)	2.54	(a)	2.40	0.00	0.00	0.00
02/05/2002 - 06/30/2002	19.17	(0.07	)(a)	(2.86	)(a)	(2.93)	0.00	0.00	0.00
Class B
06/30/2005	20.41	(0.21	)(a)	0.44	(a)	0.23	0.00	0.00	0.00
06/30/2004	18.43	(0.33	)(a)	2.31	(a)	1.98	0.00	0.00	0.00
06/30/2003	16.19	(0.26	)(a)	2.50	(a)	2.24	0.00	0.00	0.00
02/05/2002 - 06/30/2002	19.17	(0.12	)(a)	(2.86	)(a)	(2.98)	0.00	0.00	0.00
Class C
06/30/2005	20.42	(0.21	)(a)	0.43	(a)	0.22	0.00	0.00	0.00
06/30/2004	18.44	(0.33	)(a)	2.31	(a)	1.98	0.00	0.00	0.00
06/30/2003	16.20	(0.26	)(a)	2.50	(a)	2.24	0.00	0.00	0.00
02/05/2002 - 06/30/2002	19.17	(0.12	)(a)	(2.85	)(a)	(2.97)	0.00	0.00	0.00

RCM Global Small-Cap Fund

Class A
06/30/2005	$19.63	$(0.08	)(a)	$2.92	(a)	$2.84	$0.00	$0.00	$0.00
06/30/2004	13.55	(0.11	)(a)	6.18	(a)	6.07	0.00	0.00	0.00
06/30/2003	13.24	(0.09	)(a)	0.40	(a)	0.31	0.00	0.00	0.00
02/05/2002 - 06/30/2002	13.10	(0.03	)(a)	0.17	(a)	0.14	0.00	0.00	0.00
Class B
06/30/2005	19.35	(0.23	)(a)	2.86	(a)	2.63	0.00	0.00	0.00
06/30/2004	13.45	(0.23	)(a)	6.12	(a)	5.89	0.00	0.00	0.00
06/30/2003	13.20	(0.17	)(a)	0.42	(a)	0.25	0.00	0.00	0.00
02/05/2002 - 06/30/2002	13.10	(0.06	)(a)	0.16	(a)	0.10	0.00	0.00	0.00
Class C
06/30/2005	19.34	(0.25	)(a)	2.88	(a)	2.63	0.00	0.00	0.00
06/30/2004	13.44	(0.24	)(a)	6.13	(a)	5.89	0.00	0.00	0.00
06/30/2003	13.19	(0.17	)(a)	0.42	(a)	0.25	0.00	0.00	0.00
02/05/2002 - 06/30/2002	13.10	(0.07	)(a)	0.16	(a)	0.09	0.00	0.00	0.00

RCM Global Technology Fund

Class A
06/30/2005	$32.53	$(0.39	)(a)	$1.46	(a)	$1.07	$0.00	$0.00	$0.00
06/30/2004	24.49	(0.47	)(a)	8.51	(a)	8.04	0.00	0.00	0.00
06/30/2003	20.66	(0.26	)(a)	4.09	(a)	3.83	0.00	0.00	0.00
02/05/2002 - 06/30/2002	27.40	(0.13	)(a)	(6.61	)(a)	(6.74)	0.00	0.00	0.00
Class B
06/30/2005	31.94	(0.55	)(a)	1.36	(a)	0.81	0.00	0.00	0.00
06/30/2004	24.22	(0.69	)(a)	8.41	(a)	7.72	0.00	0.00	0.00
06/30/2003	20.59	(0.41	)(a)	4.04	(a)	3.63	0.00	0.00	0.00
02/05/2002 - 06/30/2002	27.40	(0.20	)(a)	(6.61	)(a)	(6.81)	0.00	0.00	0.00

28  Allianz Funds Annual Report  |  06.30.05 See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
RCM Biotechnology Fund (Cont.)

Class C
06/30/2005	$0.01	(a)	$23.98	(4.92)%	$8,422	2.35	%(q)(r)	(2.20)%	139%
06/30/2004	0.01	(a)	25.22	19.98	9,248	2.36	(g)	(2.32)	121
06/30/2003	0.00		21.02	32.04	3,935	2.36	(g)	(2.19)	145
02/05/2002 - 06/30/2002	0.00		15.92	(32.17)	448	2.35	*	(2.13)*	76

RCM Global Healthcare Fund

Class A
06/30/2005	$0.00		$21.19	1.88%	$18,752	1.60	%(p)(q)	(0.25)%	210%
06/30/2004	0.00		20.80	11.59	14,308	1.62	(j)	(0.92)	257
06/30/2003	0.00		18.64	14.78	4,892	1.60		(0.89)	151
02/05/2002 - 06/30/2002	0.00		16.24	(15.28)	730	1.60	*	(1.06)*	145
Class B
06/30/2005	0.00		20.64	1.13%	9,725	2.35	(q)(r)	(1.02)	210
06/30/2004	0.00		20.41	10.74	9,427	2.37	(h)	(1.68)	257
06/30/2003	0.00		18.43	13.84	3,684	2.35		(1.65)	151
02/05/2002 - 06/30/2002	0.00		16.19	(15.54)	849	2.35	*	(1.75)*	145
Class C
06/30/2005	0.00		20.64	1.08%	9,875	2.35	(q)(r)	(1.02)	210
06/30/2004	0.00		20.42	10.74	9,859	2.37	(h)	(1.68)	257
06/30/2003	0.00		18.44	13.83	3,051	2.35		(1.66)	151
02/05/2002 - 06/30/2002	0.00		16.20	(15.49)	922	2.35	*	(1.78)*	145

RCM Global Small-Cap Fund

Class A
06/30/2005	$0.01	(a)	$22.48	14.52%	$25,389	1.84	%(m)(o)	(0.38)%	96%
06/30/2004	0.01	(a)	19.63	44.87	9,613	1.85		(0.63)	111
06/30/2003	0.00		13.55	2.34	683	1.86	(f)	(0.78)	183
02/05/2002 - 06/30/2002	0.00		13.24	1.07	179	1.87	*(c)	(0.48)*	326
Class B
06/30/2005	0.01	(a)	21.99	13.64	17,637	2.59	(l)(o)	(1.11)	96
06/30/2004	0.01	(a)	19.35	43.87	6,945	2.60		(1.29)	111
06/30/2003	0.00		13.45	1.89	546	2.62	(i)	(1.44)	183
02/05/2002 - 06/30/2002	0.00		13.20	0.76	53	2.62	*(d)	(1.13)*	326
Class C
06/30/2005	0.01	(a)	21.98	13.65	19,212	2.60	(o)(k)	(1.22)	96
06/30/2004	0.01	(a)	19.34	43.90	11,833	2.60		(1.35)	111
06/30/2003	0.00		13.44	1.90	965	2.62	(d)	(1.48)	183
02/05/2002 - 06/30/2002	0.00		13.19	0.69	419	2.63	*(d)	(1.28)*	326

RCM Global Technology Fund

Class A
06/30/2005	$0.01	(a)	$33.61	3.32%	$293,550	1.71	%(n)(o)	(1.19)%	238%
06/30/2004	0.00		32.53	32.83	82,736	1.76	(b)	(1.54)	206
06/30/2003	0.00		24.49	18.54	28,449	1.76	(e)	(1.32)	237
02/05/2002 - 06/30/2002	0.00		20.66	(24.60)	710	1.75	*	(1.45)*	343
Class B
06/30/2005	0.00		32.75	2.54	161,675	2.40	(o)	(1.69)	238
06/30/2004	0.00		31.94	31.87	7,585	2.50		(2.29)	206
06/30/2003	0.00		24.22	17.63	1,651	2.50		(2.08)	237
02/05/2002 - 06/30/2002	0.00		20.59	(24.85)	146	2.50	*	(2.18)*	343

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.75%.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.85%.
(d)	Ratio of expenses to average net assets excluding interest expense is 2.60%.
(e)	Ratio of expenses to average net assets excluding interest expense is 1.75%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 2.35%.
(h)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.35%.
(i)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.60%.
(j)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.60%.
(k)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 2.57%.
(l)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 2.56%.
(m)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 1.81%.
(n)	Ratio of expenses to average net assets excluding trustees’ expense is 1.70%.
(o)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(p)	Ratio of expenses to average net assets excluding trustees’ expense is 1.59%.
(q)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(r)	Ratio of expenses to average net assets excluding trustees’ expense is 2.34%.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
RCM Global Technology Fund (Cont.)

Class C
06/30/2005	$31.91	$(0.57	)(a)	$1.38	(a)	$0.81	$0.00	$0.00	$0.00
06/30/2004	24.20	(0.69	)(a)	8.40	(a)	7.71	0.00	0.00	0.00
06/30/2003	20.60	(0.41	)(a)	4.01	(a)	3.60	0.00	0.00	0.00
02/05/2002 - 06/30/2002	27.40	(0.19	)(a)	(6.61	)(a)	(6.80)	0.00	0.00	0.00

RCM International Growth Equity Fund

Class A
06/30/2005	$9.30	$0.11	(a)	$0.64	(a)	$0.75	$(0.09)	$0.00	$(0.09)
06/30/2004	7.41	0.04	(a)	1.95	(a)	1.99	(0.10)	0.00	(0.10)
06/30/2003	8.33	0.06	(a)	(0.92	)(a)	(0.86)	(0.06)	0.00	(0.06)
02/05/2002 - 06/30/2002	8.32	0.04	(a)	(0.03	)(a)	0.01	0.00	0.00	0.00
Class B
06/30/2005	9.19	0.03	(a)	0.64	(a)	0.67	(0.06)	0.00	(0.06)
06/30/2004	7.37	(0.02	)(a)	1.91	(a)	1.89	(0.08)	0.00	(0.08)
06/30/2003	8.30	0.00	(a)	(0.90	)(a)	(0.90)	(0.03)	0.00	(0.03)
02/05/2002 - 06/30/2002	8.32	0.01	(a)	(0.03	)(a)	(0.02)	0.00	0.00	0.00
Class C
06/30/2005	9.20	0.02	(a)	0.65	(a)	0.67	(0.06)	0.00	(0.06)
06/30/2004	7.37	(0.02	)(a)	1.92	(a)	1.90	(0.07)	0.00	(0.07)
06/30/2003	8.30	0.00	(a)	(0.90	)(a)	(0.90)	(0.03)	0.00	(0.03)
02/05/2002 - 06/30/2002	8.32	0.01	(a)	(0.03	)(a)	(0.02)	0.00	0.00	0.00

30  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
RCM Global Technology Fund (Cont.)

Class C
06/30/2005	$0.01	(a)	$32.73	2.57%	$219,872	2.40	%(g)	(1.74)%	238%
06/30/2004	0.00		31.91	31.86	13,199	2.50		(2.27)	206
06/30/2003	0.00		24.20	17.48	2,244	2.50		(2.08)	237
02/05/2002 - 06/30/2002	0.00		20.60	(24.82)	298	2.50	*	(2.15)*	343

RCM International Growth Equity Fund

Class A
06/30/2005	$0.00		$9.96	8.09%	$12,370	1.53	%(f)(g)	1.08%	138%
06/30/2004	0.00		9.30	26.87	9,346	1.49	(e)	0.47	90
06/30/2003	0.00		7.41	(10.28)	8,521	1.51	(e)	0.87	86
02/05/2002 - 06/30/2002	0.00		8.33	0.12	6,283	1.76	*(b)	1.08 *	261
Class B
06/30/2005	0.00		9.80	7.30	6,542	2.28	(g)(h)	0.36	138
06/30/2004	0.01	(a)	9.19	25.78	5,230	2.24	(d)	(0.18)	90
06/30/2003	0.00		7.37	(10.86)	3,272	2.27	(d)	(0.05)	86
02/05/2002 - 06/30/2002	0.00		8.30	(0.24)	4,245	2.49	*(c)	0.27 *	261
Class C
06/30/2005	0.00		9.81	7.25	32,649	2.29	(g)(i)	0.23	138
06/30/2004	0.00		9.20	25.85	36,147	2.24	(d)	(0.27)	90
06/30/2003	0.00		7.37	(10.85)	29,581	2.27	(d)	(0.05)	86
02/05/2002 - 06/30/2002	0.00		8.30	(0.24)	37,463	2.49	*(c)	0.27 *	261

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest and non-recurring charge expense is 1.45%.
(c)	Ratio of expenses to average net assets excluding interest and non-recurring charge expense is 2.20%.
(d)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.20%.
(e)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.45%.
(f)	Ratio of expenses to average net assets excluding trustees’, interest and tax expense is 1.42%.
(g)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(h)	Ratio of expenses to average net assets excluding trustees’, interest and tax expense is 2.17%.
(i)	Ratio of expenses to average net assets excluding trustees’, interest and tax expense is 2.18%.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  31

Statements of Assets and Liabilities

June 30, 2005

Amounts in thousands, except per share amounts	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund	NFJ International Value Fund	RCM Biotechnology Fund
Assets:

Investments, at value	$13,752	$69,645	$59,056	$3,463	$340,974
Repurchase agreement, at value	0	0	0	751	0
Cash	1	12	59	1	530
Foreign currency, at value	6	221	875	0	0
Security lending interest receivable	0	0	3	0	12
Receivable for investments sold	14	20	0	0	19,643
Receivable for Fund shares sold	122	562	170	258	332
Interest and dividends receivable	17	191	97	18	0
Other assets	0	0	0	0	2

	13,912	70,651	60,260	4,491	361,493

Liabilities:

Payable for investments purchased	$29	$8	$0	$392	$3,551
Payable for short sales	0	0	0	0	10,892
Overdraft due to Custodian	0	0	0	0	0
Written options outstanding	0	0	0	0	146
Payable for Fund shares redeemed	0	78	2,056	5	794
Payable for collateral for securities on loan	0	0	2,405	208	84,225
Dividends payable	0	0	0	0	1
Accrued investment advisory fee	8	34	44	3	191
Accrued administration fee	5	29	29	1	85
Accrued distribution fee	5	5	17	0	10
Accrued servicing fee	3	5	12	0	53
Other liabilities	6	15	44	1	0

	56	174	4,607	610	99,948

Net Assets	$13,856	$70,477	$55,653	$3,881	$261,545

Net Assets Consist of:

Paid in capital	$12,544	$68,021	$50,234	$3,209	$616,701
Undistributed (overdistributed) net investment income	520	670	349	62	0
Accumulated undistributed net realized gain (loss)	120	251	460	147	(365,267)
Net unrealized appreciation	672	1,535	4,610	463	10,111

	$13,856	$70,477	$55,653	$3,881	$261,545

Net Assets:

Class A	$3,701	$16,358	$23,351	$1,009	$14,849
Class B	4,098	0	9,844	0	7,896
Class C	4,831	8,844	17,268	351	8,422
Other Classes	1,226	45,275	5,190	2,521	230,378

Shares Issued and Outstanding:

Class A	240	1,008	2,342	66	604
Class B	271	0	1,005	0	329
Class C	319	547	1,772	23	351

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)

Class A	$15.43	$16.24	$9.97	$15.36	$24.60
Class B	15.09	0.00	9.80	0.00	23.98
Class C	15.13	16.17	9.75	15.35	23.98

Cost of Investments Owned	$13,076	$68,104	$54,422	$2,999	$330,159

Cost of Repurchase Agreements Owned	$0	$0	$0	$751	$0

Cost of Foreign Currency Held	$6	$222	$887	$0	$0

32  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Amounts in thousands, except per share amounts	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund
Assets:

Investments, at value	$174,487	$99,229	$1,456,238	$60,630
Repurchase agreement, at value	0	0	0	0
Cash	55	1	0	7
Foreign currency, at value	36	321	10	78
Security lending interest receivable	2	3	99	1
Receivable for investments sold	5,850	2,430	70,652	3,009
Receivable for Fund shares sold	177	449	1,433	37
Interest and dividends receivable	211	121	723	114
Other assets	1	2	4	0

	180,819	102,556	1,529,159	63,876

Liabilities:

Payable for investments purchased	$4,448	$2,377	$40,889	$3,755
Payable for short sales	0	0	41,383	0
Overdraft due to Custodian	0	0	7,259	0
Written options outstanding	0	0	607	0
Payable for Fund shares redeemed	346	142	3,494	139
Payable for collateral for securities on loan	11,683	9,310	268,343	1,904
Dividends payable	0	0	0	0
Accrued investment advisory fee	109	73	888	24
Accrued administration fee	69	34	410	28
Accrued distribution fee	12	22	243	24
Accrued servicing fee	34	15	191	11
Other liabilities	10	10	89	5

	16,711	11,983	363,796	5,890

Net Assets	$164,108	$90,573	$1,165,363	$57,986

Net Assets Consist of:

Paid in capital	$188,991	$84,643	$1,692,021	$177,660
Undistributed (overdistributed) net investment income	(82)	(39)	(141)	(20)
Accumulated undistributed net realized gain (loss)	(29,637)	(7,806)	(686,376)	(122,333)
Net unrealized appreciation	4,836	13,775	159,859	2,679

	$164,108	$90,573	$1,165,363	$57,986

Net Assets:

Class A	$18,752	$25,389	$293,550	$12,370
Class B	9,725	17,637	161,675	6,542
Class C	9,875	19,212	219,872	32,649
Other Classes	125,756	28,335	490,266	6,425

Shares Issued and Outstanding:

Class A	885	1,129	8,733	1,243
Class B	471	802	4,937	667
Class C	478	874	6,719	3,329

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)
Class A	$21.19	$22.48	$33.61	$9.96
Class B	20.64	21.99	32.75	9.80
Class C	20.64	21.98	32.73	9.81

Cost of Investments Owned	$169,626	$85,451	$1,297,787	$57,949

Cost of Repurchase Agreements Owned	$0	$0	$0	$0

Cost of Foreign Currency Held	$36	$322	$11	$79

* With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  33

Statements of Operations

Year Ended June 30, 2005

Amounts in thousands	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund	NFJ International Value Fund	RCM Biotechnology Fund
Investment Income:

Interest	$7	$36	$21	$1	$248
Dividends, net of foreign taxes	138	1,177	1,021	103	5
Security lending income	0	0	20	0	200
Miscellaneous income	0	0	0	0	1

Total Income	145	1,213	1,062	104	454

Expenses:

Investment advisory fees	64	195	465	3	2,740
Administration fees	49	144	339	9	1,338
Transfer agent fees	0	8	0	0	0
Distribution fees - Class B	17	0	63	0	59
Distribution fees - Class C	22	18	109	0	66
Servicing fees - Class A	6	10	56	0	36
Servicing fees - Class B	6	0	21	0	20
Servicing fees - Class C	7	6	36	0	22
Distribution and/or servicing fees - Other Classes	0	0	7	0	684
Trustees’ fees	1	1	4	0	25
Audit fee	0	4	0	0	0
Custodian fees	0	41	0	0	0
Interest expense	0	0	7	0	0
Tax expense	4	0	50	0	0
Miscellaneous expense	0	14	0	0	0

Total Expenses	176	441	1,157	12	4,990

Reimbursement by Manager	0	(47)	0	0	0

Net Expenses	176	394	1,157	12	4,990

Net Investment Income (Loss)	(31)	819	(95)	92	(4,536)

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	645	1,195	1,214	269	24,648
Net realized gain (loss) on futures contracts and options	0	0	0	0	0
Net realized gain (loss) on foreign currency transactions	45	(127)	734	0	88
Net change in unrealized appreciation (depreciation) on investments	379	393	2,108	168	(38,250)
Net change in unrealized appreciation on futures contracts and options	0	0	0	0	366
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(6)	(4)	0	0

Net Gain (Loss)	1,069	1,455	4,052	437	(13,148)

Net Increase from Repayment by Investment Manager	0	0	0	0	0

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,038	$2,274	$3,957	$529	$(17,684)

34  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Amounts in thousands	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund
Investment Income:

Interest	$61	$79	$788	$7
Dividends, net of foreign taxes	2,245	867	1,654	1,865
Security lending income	35	23	478	3
Miscellaneous income	15	0	0	1

Total Income	2,356	969	2,920	1,876

Expenses:

Investment advisory fees	1,437	689	5,598	392
Administration fees	967	364	2,760	482
Transfer agent fees	0	0	0	0
Distribution fees - Class B	69	85	161	44
Distribution fees - Class C	69	121	256	261
Servicing fees - Class A	39	41	274	26
Servicing fees - Class B	23	28	54	15
Servicing fees - Class C	23	40	85	87
Distribution and/or servicing fees - Other Classes	364	26	539	4
Trustees’ fees	14	5	44	7
Audit fee	0	0	0	0
Custodian fees	0	0	0	0
Interest expense	2	2	0	52
Tax expense	0	13	0	17
Miscellaneous expense	0	0	47	0

Total Expenses	3,007	1,414	9,818	1,387

Reimbursement by Manager	0	0	0	0

Net Expenses	3,007	1,414	9,818	1,387

Net Investment Income (Loss)	(651)	(445)	(6,898)	489

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	(2,796)	3,508	60,740	10,404
Net realized gain (loss) on futures contracts and options	11	0	(6,248)	0
Net realized gain (loss) on foreign currency transactions	1,450	554	633	7,855
Net change in unrealized appreciation (depreciation) on investments	4,313	5,344	(39,686)	(10,739)
Net change in unrealized appreciation on futures contracts and options	0	0	1,836	0
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(8)	(5)	2	13

Net Gain (Loss)	2,970	9,401	17,277	7,533

Net Increase from Repayment by Investment Manager	0	0	13	0

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,319	$8,956	$10,392	$8,022

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  35

Statements of Changes in Net Assets

Amounts in thousands	NACM Global Fund		NACM International Fund			NACM Pacific Rim Fund
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Period from April 1, 2004 to June 30, 2004	Year Ended March 31, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(31)	$(23)	$819	$76	$118	$(95)	$(139)
Net realized gain (loss)	690	508	1,068	73	1,783	1,948	2,846
Net change in unrealized appreciation (depreciation)	379	134	387	(202)	1,824	2,104	2,045

Net increase (decrease) resulting from operations	1,038	619	2,274	(52)	3,725	3,957	4,752

Distributions to Shareholders:

From net investment income
Class A	0	0	(2)	0	0	0	0
Class B	0	0	0	0	0	0	0
Class C	0	0	(1)	0	0	0	0
Other Classes	0	0	(221)	0	(179)	0	0
From net realized capital gains
Class A	(84)	(14)	0	0	0	(286)	0
Class B	(72)	(36)	0	0	0	(104)	0
Class C	(114)	(49)	0	0	0	(182)	0
Other Classes	(66)	(94)	(397)	0	0	(70)	0

Total Distributions	(336)	(193)	(621)	0	(179)	(642)	0

Fund Share Transactions:

Receipts for shares sold
Class A	2,641	1,431	17,104	0	0	14,552	25,249
Class B	2,943	1,466	0	0	0	4,962	10,478
Class C	3,977	1,843	10,209	0	0	8,183	24,380
Other Classes	72	18	34,063	3	1,004	9,198	4,515
Issued as reinvestment of distributions
Class A	78	14	2	0	0	208	0
Class B	54	29	0	0	0	75	0
Class C	92	30	1	0	0	83	0
Other Classes	66	94	618	0	179	56	0
Cost of shares redeemed
Class A	(618)	(142)	(676)	0	0	(11,883)	(7,641)
Class B	(420)	(234)	0	0	0	(2,793)	(3,640)
Class C	(835)	(627)	(1,268)	0	0	(4,532)	(12,823)
Other Classes	(573)	(34)	(1,490)	(1)	(5)	(13,861)	(3,302)

Net increase (decrease) resulting from Fund share transactions	7,477	3,888	58,563	2	1,178	4,248	37,216

Fund Redemption Fee	4	2	6	0	0	20	105

Total Increase (Decrease) in Net Assets	8,183	4,316	60,222	(50)	4,724	7,583	42,073

Net Assets:

Beginning of period	5,673	1,357	10,255	10,305	5,581	48,070	5,997

End of period*	$13,856	$5,673	$70,477	$10,255	$10,305	$55,653	$48,070

* Including undistributed (overdistributed) net investment income of:	$520	$245	$670	$163	$70	$349	$(207)

36  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Amounts in thousands	NFJ International Value Fund		RCM Biotechnology Fund		RCM Global Healthcare Fund		RCM Global Small-Cap Fund
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$92	$64	$(4,536)	$(5,584)	$(651)	$(1,971)	$(445)	$(281)
Net realized gain (loss)	269	326	24,736	88,406	(1,335)	48,309	4,062	3,513
Net change in unrealized appreciation (depreciation)	168	166	(37,884)	(19,289)	4,305	(25,804)	5,339	6,647

Net increase (decrease) resulting from operations	529	556	(17,684)	63,533	2,319	20,534	8,956	9,879

Distributions to Shareholders:

From net investment income
Class A	(4)	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	(1)	0	0	0	0	0	0	0
Other Classes	(97)	(47)	0	0	0	0	0	0
From net realized capital gains
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Other Classes	(326)	(100)	0	0	0	0	0	0

Total Distributions	(428)	(147)	0	0	0	0	0	0

Fund Share Transactions:

Receipts for shares sold
Class A	1,009	0	10,659	14,312	10,812	13,100	18,233	15,169
Class B	0	0	2,872	7,362	3,212	6,681	13,101	6,987
Class C	353	0	3,618	9,050	3,976	7,662	13,185	13,022
Other Classes	109	50	21,298	50,998	12,643	36,764	13,262	18,588
Issued as reinvestment of distributions
Class A	4	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	1	0	0	0	0	0	0	0
Other Classes	412	147	0	0	0	0	0	0
Cost of shares redeemed
Class A	(2)	0	(8,768)	(6,399)	(6,606)	(4,480)	(4,713)	(7,915)
Class B	0	0	(2,739)	(1,867)	(2,988)	(1,532)	(3,797)	(1,440)
Class C	(3)	0	(3,822)	(4,571)	(4,027)	(1,499)	(7,805)	(4,106)
Other Classes	(30)	0	(100,637)	(105,476)	(56,665)	(58,450)	(9,696)	(11,713)

Net increase (decrease) resulting from Fund share transactions	1,853	197	(77,519)	(36,591)	(39,643)	(1,754)	31,770	28,592

Fund Redemption Fee	0	0	74	89	18	27	28	18

Total Increase (Decrease) in Net Assets	1,954	606	(95,129)	27,031	(37,306)	18,807	40,754	38,489

Net Assets:

Beginning of period	1,927	1,321	356,674	329,643	201,414	182,607	49,819	11,330

End of period*	$3,881	$1,927	$261,545	$356,674	$164,108	$201,414	$90,573	$49,819

* Including undistributed (overdistributed) net investment income of:	$62	$234	$0	$(106)	$(82)	$(221)	$(39)	$(44)

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  37

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	RCM Global Technology Fund		RCM International Growth Equity Fund
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(6,898)	$(6,470)	$489	$287
Net increase from repayments by Investment Manager	13	0	0	0
Net realized gain	55,125	101,049	18,259	8,535
Net change in unrealized appreciation (depreciation)	(37,848)	11,604	(10,726)	10,164

Net increase resulting from operations	10,392	106,183	8,022	18,986

Distributions to Shareholders:

From net investment income
Class A	0	0	(97)	(102)
Class B	0	0	(36)	(38)
Class C	0	0	(208)	(283)
Other Classes	0	0	(503)	(462)

Total Distributions	0	0	(844)	(885)

Fund Share Transactions:

Receipts for shares sold
Class A	63,323	99,618	5,189	40,845
Class B	4,242	7,412	2,924	3,272
Class C	12,134	12,627	3,513	10,865
Other Classes	218,515	289,196	6,792	35,843
Issued in reorganization
Class A	196,968	0	0	0
Class B	159,719	0	0	0
Class C	208,057	0	0	0
Other Classes	39,029	0	0	0
Issued as reinvestment of distributions
Class A	0	0	86	68
Class B	0	0	30	32
Class C	0	0	185	250
Other Classes	0	0	499	449
Cost of shares redeemed
Class A	(49,869)	(56,808)	(2,912)	(42,518)
Class B	(7,584)	(2,306)	(1,924)	(2,173)
Class C	(10,723)	(3,011)	(9,404)	(11,816)
Other Classes	(206,452)	(218,538)	(46,976)	(26,670)

Net increase (decrease) resulting from Fund share transactions	627,359	128,190	(41,998)	8,447

Fund Redemption Fee	127	43	7	45

Total Increase (Decrease) in Net Assets	637,878	234,416	(34,813)	26,593

Net Assets:

Beginning of period	527,485	293,069	92,799	66,206

End of period*	$1,165,363	$527,485	$57,986	$92,799

* Including undistributed (overdistributed) net investment income of:	$(141)	$(4,632)	$(20)	$136

38  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Notes to Financial Statements

June 30, 2005

1. Organization

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-one separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Trust. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

         Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently included administrative, distribution, and servicing fees.

06.30.05  |  Allianz Funds Annual Report  39

Notes to Financial Statements (Cont.)

June 30, 2005

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Global Fund — $10,300; NACM International Fund — $159,097; NACM Pacific Rim Fund — $91,135; NFJ International Fund — $7,278; RCM Biotechnology Fund — $1,201; RCM Global Healthcare Fund — $100,555; RCM Global Small-Cap Fund — $91,331; RCM Global Technology Fund — $96,973; and RCM International Growth Equity Fund — $193,818.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. At June 30, 2005, $105,072 and $31,769,367 of cash was restricted and held as collateral by a counterparty to the RCM Financial Services and RCM Global Technology Funds, respectively, for written options outstanding.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. Each Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Kleinwort Wasserstein, an affiliate. The amount paid to Dresdner Kleinwort Wasserstein for the period ended June 30, 2005 was $209,115. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in

40  Allianz Funds Annual Report  |  06.30.05

recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

Short Sales. Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, is reflected as a liability in the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Allianz Global Investors Fund Management LLC (“AGIFM”), formerly known as PA Fund Management LLC, is an indirect subsidiary of Allianz Global Investors of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds also have a sub-advisor, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee
	All Classes	Inst’l Class		Admin. Class		Class A, B and C(1)		Class D(1)		Class R(1)
NACM Global Fund	0.70%	0.35	%(2)	0.35	%(2)	0.50	%(3)	0.50	%(3)	0.50	%(3)
NACM International Fund	0.60%	0.45	%(2)	N/A		0.60%		0.60%		N/A
NACM Pacific Rim Fund	0.90%	0.45	%(2)	N/A		0.60	%(3)	0.60	%(3)	N/A
NFJ International Value Fund	0.60%	0.45	%(2)	N/A		0.60%		0.60%		N/A
RCM Biotechnology Fund	0.90%	N/A		N/A		0.40	%(2)	0.40	%(2)	N/A
RCM Global Healthcare Fund	0.80%	N/A		N/A		0.50	%(2)	0.50	%(2)	N/A
RCM Global Small-Cap Fund	1.00%	0.35	%(2)	N/A		0.50	%(3)	0.50	%(3)	N/A
RCM Global Technology Fund	0.95%	0.30	%(3)	0.30	%(3)	0.45	%(3)	0.45	%(3)	N/A
RCM International Growth Equity Fund	0.50%	0.45	%(2)	0.45	%(2)	0.60	%(3)	0.60	%(3)	N/A

(1)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D, and R shares. Prior to April 1, 2005, the Administration Fee was subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B, and C shares in excess of $2.5 billion.
(2)	The Administration Fee was reduced by 0.05%.
(3)	The Administration Fee was reduced by 0.10%.

Redemption Fees. Investors in Class A, Class B and Class C shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

         Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed

06.30.05  |  Allianz Funds Annual Report  41

Notes to Financial Statements (Cont.)

June 30, 2005

countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. Allianz Global Investors Distributors LLC (“AGID”), formerly known as PA Distributors LLC, and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2005.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2005, AGID received $380,824 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

AGIFM has agreed to waive a portion of the Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Institutional Class	Administrative Class	Class A	Class B	Class C	Class R
NACM Global Fund	1.10%	1.35%	1.55%	2.30%	2.30%	1.80%

AGIFM may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	06/30/2003	06/30/2004	06/30/2005
NACM Global Fund	$84	$0	$0

Prior to June 1, 2005, each unaffiliated Trustee received an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting was attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees received an additional annual retainer of $3,000, the Chairman of the Independent Trustees received an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees received an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee was compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses.

42  Allianz Funds Annual Report  |  06.30.05

Effective June 1, 2005, each unaffiliated Trustee receives an annual retainer of $80,000, plus $3,000 for each Board of Trustees meeting attended ($1,000 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $80,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with an investigation of a regulatory or investment matters, the Trustee shall be compensated for such services at the rate of $2,500 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the Non-U.S. Government/Agency securities (excluding short-term investments) for the period ended June 30, 2005, were as follows (amounts in thousands):

	Purchases	Sales
NACM Global Fund	$20,454	$13,326
NACM International Fund	91,510	34,160
NACM Pacific Rim Fund	56,173	50,936
NFJ International Value Fund	2,303	1,387
RCM Biotechnology Fund	404,711	486,791
RCM Global Healthcare Fund	368,053	403,043
RCM Global Small-Cap Fund	92,573	62,876
RCM Global Technology Fund	1,951,170	1,401,307
RCM International Growth Equity Fund	107,649	148,269

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	RCM Biotechnology Fund	RCM Global Healthcare Fund	RCM Global Technology Fund
	Premium
Balance at 06/30/2004	$0	$0	$750
Sales	512	100	6,956
Closing Buys	0	0	(2,043)
Expirations	0	(100)	(4,266)

Balance at 06/30/2005	$512	$0	$1,397

06.30.05  |  Allianz Funds Annual Report  43

Notes to Financial Statements (Cont.)

June 30, 2005

6. Federal Income Tax Matters

As of June 30, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Differences(2)	Accumulated Capital Losses(3)	Post-October Deferral(4)
NACM Global Fund	$527	$141	$(4)	$0	$0	$(7)
NACM International Fund	818	476	(6)	0	(160)	(78)
NACM Pacific Rim Fund	568	1,470	(24)	1	(878)	(11)
NFJ International Value Fund	62	147	(1)	0	0	0
RCM Biotechnology Fund	0	0	(679)	(25)	(358,425)	(945)
RCM Global Healthcare Fund	0	0	(9)	(13)	(26,573)	(683)
RCM Global Small-Cap Fund	0	0	(7)	1	(7,799)	(37)
RCM Global Technology Fund	0	0	667	(32)	(668,292)	(141)
RCM International Growth Equity Fund	645	0	(1)	0	(122,189)	(169)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Adjusted for appreciation/depreciation related to securities on loan.
(3)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(4)	Capital losses realized during the period November 1, 2004 through June 30, 2005 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2005, the Funds had accumulated capital losses expiring in the following years. The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	2009	2010		2011	2013
NACM International Fund	$0	$160	(5)	$0	$0
NACM Pacific Rim Fund	0	878	(5)	0	0
RCM Biotechnology Fund	32,085	260,520		65,820	0
RCM Global Healthcare Fund	0	21,256		5,317	0
RCM Global Small-Cap Fund	6,645	828		326	0
RCM Global Technology Fund	368,634	81,912		30,847	186,899	(7)
RCM International Growth Equity Fund	57,059	53,945	(6)	11,185	0

(5)	Represents acquired capital loss carryovers which may be limited under current tax law.
(6)	Includes $5,668,539 of acquired capital loss carryovers which may be limited under current tax law.
(7)	Includes $184,700,374 of acquired capital loss carryovers which may be limited under current tax law.

44  Allianz Funds Annual Report  |  06.30.05

As of June 30, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(8)
NACM Global Fund	$13,097	$989	$(334)	$655
NACM International Fund	68,239	2,823	(1,417)	1,406
NACM Pacific Rim Fund	54,763	5,896	(1,603)	4,293
NFJ International Value Fund	3,750	490	(26)	464
RCM Biotechnology Fund	336,056	26,062	(21,144)	4,918
RCM Global Healthcare Fund	172,092	11,492	(9,097)	2,395
RCM Global Small-Cap Fund	85,457	15,322	(1,550)	13,772
RCM Global Technology Fund	1,315,098	154,077	(12,937)	141,140
RCM International Growth Equity Fund	58,590	3,915	(1,875)	2,040

(8)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to PFIC mark-to-market, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended June 30, 2005, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital
NACM Global Fund	$255	$81	$0
NACM International Fund	368	253	0
NACM Pacific Rim Fund	192	450	0
NFJ International Value Fund	323	105	0
RCM Biotechnology Fund	0	0	0
RCM Global Healthcare Fund	0	0	0
RCM Global Small-Cap Fund	0	0	0
RCM Global Technology Fund	0	0	0
RCM International Growth Equity Fund	844	0	0

(9)	Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

06.30.05  |  Allianz Funds Annual Report  45

Notes to Financial Statements (Cont.)

June 30, 2005

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Global Fund				NACM International Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Period from 04/01/2004 to 06/30/2004		Year Ended 03/31/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class A	177	$2,641	104	$1,431	1,050	$17,104	0	$0	0	$0
Class B	199	2,943	109	1,466	0	0	0	0	0	0
Class C	274	3,977	135	1,843	626	10,209	0	0	0	0
Other Classes	5	72	1	18	2,132	34,063	0	3	69	1,004

Issued as reinvestment of distributions

Class A	5	78	1	14	0	2	0	0	0	0
Class B	4	54	2	29	0	0	0	0	0	0
Class C	6	92	2	30	0	1	0	0	0	0
Other Classes	5	66	7	94	42	618	0	0	14	179

Cost of shares redeemed

Class A	(42)	(618)	(10)	(142)	(42)	(676)	0	0	0	0
Class B	(29)	(420)	(17)	(234)	0	0	0	0	0	0
Class C	(58)	(835)	(47)	(627)	(79)	(1,268)	0	0	0	0
Other Classes	(37)	(573)	(2)	(34)	(100)	(1,490)	0	(1)	0	(5)

Net increase (decrease) resulting from Fund share transactions	509	$7,477	285	$3,888	3,629	$58,563	0	$2	83	$1,178

	RCM Global Small-Cap Fund				RCM Global Technology Fund				RCM International Growth Equity Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class A	861	$18,233	911	$15,169	1,945	$63,323	3,326	$99,618	533	$5,189	5,186	$40,845
Class B	625	13,101	399	6,987	130	4,242	247	7,412	297	2,924	371	3,272
Class C	639	13,185	764	13,022	375	12,134	422	12,627	364	3,513	1,260	10,865
Other Classes	634	13,262	1,061	18,588	6,750	218,515	9,528	289,196	701	6,792	4,181	35,843

Issued in reorganization

Class A	0	0	0	0	5,771	196,968	0	0	0	0	0	0
Class B	0	0	0	0	4,801	159,719	0	0	0	0	0	0
Class C	0	0	0	0	6,257	208,057	0	0	0	0	0	0
Other Classes	0	0	0	0	1,134	39,029	0	0	0	0	0	0

Issued as reinvestment of distributions

Class A	0	0	0	0	0	0	0	0	8	86	8	68
Class B	0	0	0	0	0	0	0	0	3	30	4	32
Class C	0	0	0	0	0	0	0	0	18	185	29	250
Other Classes	0	0	0	0	0	0	0	0	48	499	51	449

Cost of shares redeemed

Class A	(222)	(4,713)	(471)	(7,915)	(1,526)	(49,869)	(1,945)	(56,808)	(303)	(2,912)	(5,339)	(42,518)
Class B	(182)	(3,797)	(81)	(1,440)	(232)	(7,584)	(77)	(2,306)	(202)	(1,924)	(250)	(2,173)
Class C	(377)	(7,805)	(224)	(4,106)	(327)	(10,723)	(101)	(3,011)	(983)	(9,404)	(1,373)	(11,816)
Other Classes	(468)	(9,696)	(649)	(11,713)	(6,370)	(206,452)	(7,173)	(218,538)	(4,570)	(46,976)	(3,085)	(26,670)

Net increase (decrease) resulting from Fund share transactions	1,510	$31,770	1,710	$28,592	18,708	$627,359	4,227	$128,190	(4,086)	$(41,998)	1,043	$8,447

46  Allianz Funds Annual Report  |  06.30.05

	NACM Pacific Rim Fund				NFJ International Value Fund				RCM Biotechnology Fund				RCM Global Healthcare Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	1,550	$14,552	2,937	$25,249	66	$1,009	0	$0	434	$10,659	595	$14,312	519	$10,812	657	$13,100
Class B	522	4,962	1,207	10,478	0	0	0	0	122	2,872	314	7,362	158	3,212	341	6,681
Class C	859	8,183	2,980	24,380	23	353	0	0	150	3,618	385	9,050	195	3,976	394	7,662
Other Classes	932	9,198	513	4,515	7	109	3	50	871	21,298	2,131	50,998	611	12,643	1,900	36,764

Issued as reinvestment of distributions

Class A	22	208	0	0	0	4	0	0	0	0	0	0	0	0	0	0
Class B	8	75	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Class C	9	83	0	0	0	1	0	0	0	0	0	0	0	0	0	0
Other Classes	6	56	0	0	28	412	12	147	0	0	0	0	0	0	0	0

Cost of shares redeemed

Class A	(1,270)	(11,883)	(924)	(7,641)	0	(2)	0	0	(370)	(8,768)	(272)	(6,399)	(322)	(6,606)	(231)	(4,480)
Class B	(302)	(2,793)	(443)	(3,640)	0	0	0	0	(119)	(2,739)	(81)	(1,867)	(149)	(2,988)	(79)	(1,532)
Class C	(489)	(4,532)	(1,610)	(12,823)	0	(3)	0	0	(166)	(3,822)	(205)	(4,571)	(200)	(4,027)	(77)	(1,499)
Other Classes	(1,439)	(13,861)	(382)	(3,302)	(2)	(30)	0	0	(4,177)	(100,637)	(4,484)	(105,476)	(2,745)	(56,665)	(3,005)	(58,450)

Net increase (decrease) resulting from Fund share transactions	408	$4,248	4,278	$37,216	122	$1,853	15	$197	(3,255)	$(77,519)	(1,617)	$(36,591)	(1,933)	$(39,643)	(100)	$(1,754)

06.30.05  |  Allianz Funds Annual Report  47

Notes to Financial Statements (Cont.)

June 30, 2005

8. Fund Reorganization

NACM International Fund reorganized on October 15, 2004, when the Nicholas-Applegate International Systematic Fund (the “NACM Fund”) reorganized into a corresponding Fund of the Allianz Funds, a Massachusetts business trust. The NACM Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of the NACM International Fund. Prior to October 15, 2004, the NACM Fund bore expenses incurred specifically on its behalf plus an allocation of its share of the Nicholas-Applegate Institutional Funds.

9. Reorganization

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation
RCM Global Technology Fund	RCM Innovation Fund	May 27, 2005	17,963	$603,793	$603,793	$588,789	$1,192,582	$89,341

10. Regulatory and Litigation Matters

On September 13, 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), formerly known as PA Fund Management LLC, PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), formerly known as PA Distributors LLC, reached an agreement with the SEC in settlement of a complaint filed against AGIFM, PEA, and AGID in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund and the PEA Target Fund. Under the terms of the settlement, AGIFM, PEA and AGID consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, AGIFM, PEA and AGID agreed to pay a civil monetary penalty of $40,000,000 and disgorgement of $10,000,000. The SEC Order requires AGIFM, PEA and AGID to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1,600,000 paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with AGID and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, AGID and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15,000,000 and $3,000,000 for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, AGIFM, PEA and AGID reached an agreement with the SEC in settlement of a subpoena issued to AGID on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, AGIFM, PEA and AGID consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, AGIFM and AGID agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and AGIFM, PEA and AGID agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been AGID’s benefit. Those amounts were paid on September 15, 2004.

         In a related action, AGID reached an agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, AGID agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and

48  Allianz Funds Annual Report  |  06.30.05

have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. AGIFM, PEA, AGID and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, AGIFM, PEA, AGID, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against AGIFM, PEA and AGID based on essentially the same circumstances as those cited in the 2004 settlements with the Securities and Exchange Commission and New Jersey Attorney General involving alleged “market timing” activities described above. The West Virginia Complaint alleges, among other things, that AGIFM, PEA and AGID improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised by AGIFM and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIFM, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIFM in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

On March 4, 2005, a putative class action lawsuit was filed in the Superior Court of Orange County, California against the Trust on behalf of holders of Class B shares of the Trust. The lawsuit seeks, among other things, relief from the obligation to pay a contingent deferred sales charge, or refunds of such charges already paid, on account of the purported market timing activity in certain Allianz Funds that is the subject of the regulatory proceedings discussed elsewhere in this subsection. On May 20, 2005, the Trust removed the action to the U.S. District Court for the Central District of California. On May 23, 2005, the Trust filed a Notice of Tag Along Action with the Judicial Panel on Multidistrict Litigation (“JPML”), seeking to transfer the case to the multidistrict litigation proceeding in Maryland (“Maryland MDL”). On June 13, 2005, the JPML issued a Conditional Transfer Order. The plaintiff has opposed the transfer to the Maryland MDL and on July 15, 2005 filed a motion to remand the case to a California state court.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), AGIFM, PEA, AGID, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in a court injunction against AGIFM, PEA or AGID, then Allianz, AGIFM and certain of their affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

11. Repayments by Investment Manager

As part of the settlement with the SEC regarding the Morgan Stanley (P-010121) subpoena (Note 10 Regulatory and Litigation Matters), AGIFM, PEA and AGID agreed to pay jointly disgorgement of $6,602,000. AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review.

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on the ownership of voting stock. The SEC has asked AGIFM to reimburse the certain Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed the certain Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to the certain Funds.

06.30.05  |  Allianz Funds Annual Report  49

Report of Independent Registered Public Accounting Firm

To the Trustees and Class A, B and C Shareholders of the Allianz Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, B and C shares present fairly, in all material respects, the financial position of the NACM Global Fund, NACM International Fund, NACM Pacific Rim Fund, NFJ International Value Fund, RCM Biotechnology Fund, RCM Global Healthcare Fund, RCM Global Small-Cap Fund, RCM Global Technology Fund and RCM International Growth Equity Fund, (9 funds of the Allianz Funds, hereafter referred to as the “Funds”) at June 30, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds, for the Class A, B and C shares, for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the NACM Pacific Rim Fund for the periods ended June 30, 2002, March 31, 2002 and March 31, 2001 were audited by other auditors whose report dated August 9, 2002 expressed an unqualified opinion on those statements. The financial statements of the NACM International Fund for the period ended March 31, 2002 were audited by other auditors whose report dated May 1, 2002 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 25, 2005

50  Allianz Funds Annual Report  |  06.30.05

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2005) regarding the status of qualified dividend income for individuals, the dividend received deduction for corporations, and foreign tax credit.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2005 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2005:

NACM Global Fund	48.23%
NACM International Fund	100.00%
NACM Pacific Rim Fund	100.00%
NFJ International Value Fund	19.91%
RCM International Growth Equity Fund	100.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2005 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

NACM Global Fund	21.36%
NACM Pacific Rim Fund	0.37%
RCM International Growth Equity Fund	0.15%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2006, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2005.

06.30.05  |  Allianz Funds Annual Report  51

Federal Income Tax Information (Unaudited) (Cont.)

Foreign Tax Credit. The following Funds have elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2005 are as follows:

	NACM Global Fund		NACM International Fund		NACM Pacific Rim Fund
Country	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax
Australia	0.00009	0.00001	0.01280	0.00030	0.04953	0.00195
Austria	—	—	—	—	—	—
Belgium	0.00258	0.00039	0.02735	0.00406	—	—
Bermuda	0.00451	—	0.00281	—	0.00195	—
Brazil	0.00232	0.00012	—	—	—	—
Canada	0.00030	0.00004	—	—	—	—
Cayman Islands	0.00104	—	0.00018	—	—	—
Chile	—	—	—	—	—	—
China	—	—	—	—	0.00414	—
Denmark	—	—	—	—	—	—
Egypt	0.00057	0.00005	—	—	—	—
Finland	—	—	0.00321	0.00048	—	—
France	0.00766	0.00115	0.03392	0.00515	—	—
Germany	0.01326	0.00199	0.02438	0.00366	—	—
Greece	0.00653	—	0.01106	—	—	—
Hong Kong	0.00388	—	0.00929	—	0.02138	—
India	—	—	—	—	0.00075	—
Indonesia	0.00548	0.00082	—	—	0.01527	0.00229
Ireland	0.00288	—	0.00081	—	—	—
Israel	0.00081	0.00016	—	—	—	—
Italy	—	—	0.00982	0.00147	—	—
Japan	0.00938	0.00066	0.03946	0.00276	0.04329	0.00303
Luxembourg	—	—	0.00324	0.00049	—	—
Marshall Islands	—	—	—	—	—	—
Mexico	0.00034	—	—	—	—	—
Netherlands	0.00220	0.00033	0.00193	0.00029	—	—
New Zealand	—	—	0.00102	0.00015	—	—
Norway	0.00292	0.00044	0.00106	0.00016	—	—
Peru	—	—	—	—	—	—
Philippines	0.00082	0.00012	—	—	0.00257	0.00064
Russia	—	—	—	—	—	—
South Africa	—	—	—	—	—	—
South Korea	0.00282	0.00046	—	—	0.01676	0.00276
Spain	—	—	0.00855	0.00124	—	—
Sweden	—	—	0.02843	0.00426	—	—
Switzerland	0.00887	0.00124	0.02678	0.00402	—	—
Taiwan	—	—	—	—	0.00888	0.00217
Thailand	0.00589	0.00059	—	—	0.00909	0.00091

	0.08515	0.00857	0.24610	0.02849	0.17361	0.01375

52  Allianz Funds Annual Report  |  06.30.05

	NFJ International Value Fund		RCM Global Small-Cap Fund		RCM International Growth Equity Fund
Country	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax
Australia	—	—	0.00809	—	0.03374	—
Austria	—	—	0.01691	0.00254	—	—
Belgium	0.00434	0.00065	—	—	0.00774	0.00116
Bermuda	0.13605	—	0.00213	—	0.00632	—
Brazil	0.02954	0.00184	0.00163	0.00001	0.00781	0.00118
Canada	0.02010	0.00299	0.00224	0.00034	0.00272	0.00041
Cayman Islands	—	—	—	—	—	—
Chile	0.00806	0.00286	—	—	—	—
China	0.02928	—	—	—	—	—
Denmark	—	—	0.00119	0.00018	—	—
Egypt	—	—	—	—	—	—
Finland	—	—	0.00462	0.00069	0.00515	0.00077
France	0.00280	0.00021	0.00542	0.00081	0.02431	0.00363
Germany	—	—	0.02730	0.00377	0.01904	0.00286
Greece	0.00096	—	0.00213	—	0.01361	—
Hong Kong	—	—	0.00884	—	0.00939	—
India	—	—	—	—	0.00404	—
Indonesia	—	—	0.01338	0.00202	—	—
Ireland	0.00975	—	0.01182	—	0.00351	—
Israel	—	—	—	—	0.00054	0.00012
Italy	0.00195	0.00029	0.00851	0.00128	0.00466	0.00070
Japan	0.00239	0.00025	0.02029	0.00142	0.02015	0.00141
Luxembourg	—	—	—	—	—	—
Marshall Islands	0.00273	—	—	—	—	—
Mexico	0.01931	—	0.00179	—	—	—
Netherlands	0.02992	0.00319	0.00858	0.00129	0.01470	0.00221
New Zealand	—	—	0.00240	0.00036	—	—
Norway	0.01106	0.00166	0.00479	0.00072	—	—
Peru	0.00173	0.00007	—	—	—	—
Philippines	—	—	0.00399	0.00060	0.00107	0.00027
Russia	0.00286	0.00043	0.00390	0.00058	—	—
South Africa	0.00603	—	—	—	—	—
South Korea	0.04828	0.00803	—	—	0.00851	0.00140
Spain	—	—	0.00319	0.00048	0.00707	0.00106
Sweden	0.00779	0.00126	0.00249	0.00037	—	—
Switzerland	—	—	0.01070	0.00160	0.01718	0.00258
Taiwan	—	—	—	—	—	—
Thailand	—	—	—	—	0.00444	0.00044

	0.37493	0.02373	0.17633	0.01906	0.21570	0.02020

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2005. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2006.

06.30.05  |  Allianz Funds Annual Report  53

Trustees and Officers of Allianz Funds (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustee defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is 2187 Atlantic Street, Stamford, Connecticut 06902.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

David C. Flattum* (41) Trustee	09/2004 to present	Chief Operating Officer, General Counsel and Managing Director, Allianz Global Investors of America L.P.	52	Member of Board of Directors of Allianz Dresdner Asset Management U.S. Equities LLC, Cadence Capital Management Inc. and Oppenheimer Group, Inc.

Independent Trustees

Donald P. Carter (78) Trustee	01/1997 to present	Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc. (Chicago advertising agency); Chairman and Director, Moduline Industries, Inc. (a manufacturer of commercial windows and curtain walls).	31	None

Gary A. Childress (71) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	31	None

Theodore J. Coburn (52) Trustee	06/2002 to present	President of Coburn Capital Group and member of Triton Realty Partners; Trustee, Nicholas-Applegate Fund; and Trustee, Bramwell Funds. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	31	None

W. Bryant Stooks (64) Trustee	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments); Director, American Agritec LLC (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	31	None

Gerald M. Thorne (67) Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); Partner, Evergreen Partners (resort real estate); and Director, American Orthodontics Corp. Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); and Director, VPI Inc. (plastics company).	31	Member of Board of Directors, American Orthodontics Corp.

*	Trustees serve until their successors are duly elected and qualified.

54  Allianz Funds Annual Report  |  06.30.05

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. (47) President and Chief Executive Officer	12/2004 to present	Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC (formerly Managing Director of Nicholas-Applegate Capital Management LLC).

Newton B. Schott, Jr. (63) Vice President and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, Allianz Global Investors Distributors LLC (“AGID”). Formerly, Executive Vice President, AGID.

Henrik P. Larsen (35) Vice President	02/2000 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

Andrew J. Meyers (44) Vice President	12/2004 to present	Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC.

Jeffrey M. Sargent (42) Vice President	02/1996 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Garlin G. Flynn (59) Assistant Secretary	03/1995 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.

Richard H. Kirk (44) Assistant Secretary	12/2004 to present	Senior Vice President, Associate General Counsel, Allianz Global Investors of America L.P. (since 2004). Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004); Associate General Counsel, Friedman, Billings, Ramsey, Inc.(2000-2002).

John P. Hardaway (48) Treasurer and Principal Financial Accounting Officer	08/1995 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Lawrence Altadonna (39) Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Municipal Advantage Fund, Inc., PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund and PIMCO Global StocksPLUS & Income Fund; Treasurer, Fixed Income SHares; Assistant Treasurer, Premier VIT (formerly PIMCO Advisors VIT). Formerly, Director of Fund Administration, Prudential Investments.

Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Brian S. Shlissel (40) Assistant Treasurer	06/2005 to present	Executive Vice President, Allianz Global Investors Fund Management LLC; Trustee, President and Chief Executive Officer, Premier VIT; President and Chief Executive Officer, Fixed Income SHares, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas Applegate International & Premium Strategy Fund; PIMCO Global StocksPLUS & Income Fund and Municipal Advantage Fund, Inc.

Youse Guia (32) Chief Compliance Officer	09/2004 to present	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer, Allianz Funds, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund, Municipal Advantage Fund, Inc., PIMCO Global StocksPLUS and Income Fund, Fixed Income SHares and Premier VIT. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

**	The officers of the Trust are re-appointed annually by the Board of Trustees.

06.30.05  |  Allianz Funds Annual Report  55

Board Approval of Investment Advisory and Portfolio Management Agreements (Unaudited)

Each year, the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), is required to determine whether to continue the Trust’s advisory agreements. In March 2005, the Board and the Independent Trustees approved the continuation of the Trust’s Amended and Restated Investment Advisory Agreement with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements with RCM Capital Management LLC, Nicholas-Applegate Capital Management LLC and NFJ Investment Group, L.P. (collectively, the “Sub-Advisers”) (collectively, the “Agreements”) the period ending December 31, 2005, following the recommendation of the Independent Trustees. The material factors and conclusions that formed the basis for the Independent Trustees’ recommendation and the subsequent approval by the Board and the Independent Trustees are required to be in this report and are discussed below.

Review Process

The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the investment manager furnish, such information as may reasonably be necessary to evaluate the terms of the Trust’s advisory agreements. The Trustees began their formal review process in September, 2004. At the September, 2004 Board meeting, in conjunction with the renewal of the Funds’ distribution arrangements, the Independent Trustees informed management that they would be seeking fee breakpoints in connection with the renewal of the Funds’ advisory and/or administration arrangements with the Adviser. After evaluating the Adviser’s assertion that the Funds’ advisory fees were in line with industry peers, the Independent Trustees concluded that breakpoints in the administrative fee were an effective way to share economies of scale with fund shareholders. The Independent Trustees and the Adviser exchanged a number of proposals concerning fee rates and breakpoints for administrative services before agreeing on the fee reductions ultimately approved by the Board and the Independent Trustees. The Board and the Independent Trustees each received assistance and advice, including written memoranda, regarding the legal standards applicable to the consideration of advisory arrangements from counsel to the Trust and independent counsel to the Independent Trustees, respectively. The Independent Trustees discussed the continuation of the Agreements with representatives of the Adviser and in private multiple sessions with independent legal counsel at which no representatives of the Adviser were present. The Independent Trustees and Board, in approving the continuation of the Agreements, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their deliberations were made separately in respect of each Fund. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

Materials Reviewed

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Adviser, its affiliates and the Sub-Advisers, including reports on: each Fund’s investment results; portfolio construction; portfolio composition; portfolio trading practices; shareholder services; and other information relating to the nature, extent and quality of services provided by the Adviser, its affiliates and the Sub-Advisers to the Funds. In addition, in connection with its annual consideration of the Agreements, the Board requested and reviewed supplementary information regarding the terms of the Agreements, the Funds’ investment results, advisory fee and total expense comparisons, financial and profitability information regarding the Adviser and its affiliates, descriptions of various functions undertaken by the Adviser, such as compliance monitoring, and information about the personnel providing investment management and administrative services to the Funds. The Board also requested and evaluated performance and expense information for other investment companies compiled by Lipper Inc., a third-party data provider (“Lipper”). In addition, the Independent Trustees retained an independent industry consultant who produced a report addressing, among other things, comparative fee data. The Board and the Independent Trustees also considered information regarding “revenue sharing” arrangements that Allianz Global Investors Distributors LLC (“AGID”), the Trust’s principal underwriter, and its affiliates have entered into with various intermediaries that sell shares of the Funds and payments by the Adviser to those intermediaries for sub-transfer agency services as described in the Trust’s registration statement. The Board also requested and reviewed information relating to the fees paid and services rendered under the Administration Agreement between the Funds and the Adviser, as well as information regarding other so-called “fall-out” benefits to the Adviser and its affiliates due to their other relationships with the Funds. The Board and the Independent Trustees also received and reviewed comparative performance information regarding the Funds at each of the quarterly Board meetings.

Nature, Extent and Quality of Services

Nature and Extent of Services – In considering the continuation of the Agreements for the current year, the Board and the Independent Trustees evaluated the nature and extent of the services provided by the Adviser, its affiliates and the Sub-Advisers. The relevant Sub-Adviser formulates each Fund’s investment policies (subject to the terms of the prospectus), analyzes economic trends, evaluates the risk/return characteristics of each Fund, constructs each Fund’s portfolio, monitors each Fund’s investment performance, and reports to the Board and the Independent Trustees. The Board and the Independent Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds. In this context, the Board and the Independent Trustees considered the in-house research capabilities of the Sub-Advisers as well as other resources available to the Sub-Advisers, including research services available to the Sub-Advisers as a result of securities transactions effected for the Funds and other investment advisory clients of the Sub-Advisers. The Trustees considered the scope and quality of services provided by the Adviser and the Sub-Advisers under the Agreements, and noted that the services required to be provided had expanded over time as a result of

56  Allianz Funds Annual Report  |  06.30.05

regulatory and other developments. The Board and the Independent Trustees considered the managerial and financial resources available to the Adviser and the Sub-Advisers. The Board and the Independent Trustees noted that the standard of care under the Agreements was comparable to that found in many investment advisory agreements, and considered the record of the Adviser in resolving potential disputes arising under its investment advisory agreement with the Trust in the best interests of shareholders.

The Board, including the Independent Trustees, took into account the “unitary fee” structure of the Funds under which (a) certain services ordinarily the financial responsibility of a mutual fund (e.g., custody, transfer agency, legal and accounting services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee and (b) administrative services frequently covered in a mutual fund’s advisory contract are dealt with under the Funds’ Administration Agreement with the Adviser.

Quality of Services – The Board and the Independent Trustees considered the quality of the services provided by the Adviser and the Sub-Advisers and the quality of the resources of each that are available to the Funds. The Board and the Independent Trustees considered the experience and professional qualifications of the personnel of the Adviser, its affiliates and the Sub-Advisers and the size and functions of their staffs as well as the reputations of the Adviser and the Sub-Advisers. The Board and the Independent Trustees considered the complexity of managing the Funds relative to other types of funds. The Board and the Independent Trustees also received and reviewed information regarding the quality of non-investment advisory services provided to the Funds by the Adviser under the Administration Agreement. The Board and the Independent Trustees considered that the scope of the services provided to the Funds by the Adviser and the Sub-Advisers were consistent with the Funds’ operational requirements, including, in addition to their investment objectives, compliance with the Funds’ investment restrictions, tax and reporting requirements and related shareholder services. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that, overall, they were satisfied with the nature, extent and quality of the services provided by the Adviser and the Sub-Advisers (including those provided under the Administration Agreement).

Portfolio Management Services and Performance

In their evaluation of the quality of the portfolio management services provided by the Sub-Advisers, the Board and the Independent Trustees considered the experience of the Funds’ portfolio managers. The Board and the Independent Trustees considered whether the Funds operated within their investment objectives and their record of compliance with their investment restrictions. The Board and the Independent Trustees reviewed information comparing the Funds’ historical performance to relevant market indices and to performance information for other investment companies with similar investment objectives over the 1-, 3-, 5- and 10-year periods (if the Funds were in existence) ended September 30, 2004 derived from data compiled by Lipper. The Board and the Independent Trustees reviewed performance for the period ended December 31, 2004 for each Fund. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the Adviser’s and the Sub-Advisers’ performance record and process used in managing the Funds was sufficient to merit approval of the continuation of the Agreements.

Management Fees and Expenses

The Board and the Independent Trustees reviewed information, including comparative information provided by Lipper, regarding the advisory, administrative and distribution fees paid to the Adviser and its affiliates and the total expenses borne by the Funds. The Board and the Independent Trustees reviewed the administrative fees paid by the Funds to the Adviser, as well as the distribution (12b-1) fees paid to AGID. They considered the Funds’ management fees relative to their respective peer groups as determined by Lipper and the input provided by the independent industry consultant. The Board and the Independent Trustees considered the anticipated effect of proposed administrative fee reductions for the Funds. The Board and the Independent Trustees also considered the fees that the Sub-Advisers charge other clients with investment objectives similar to the Funds. The Board and the Independent Trustees reviewed materials from the Adviser describing the differences in services provided to these other clients, which noted that typically more services were provided to the Funds than these other clients and that because of the constant issuance and redemption of fund shares, the Funds were more difficult to manage than institutional accounts. The Board and the Independent Trustees noted that the Adviser (not the Funds) pays the Sub-Advisers from its advisory fee. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the fees to be charged under the Agreements represent reasonable compensation to the Adviser in light of the services provided.

Profitability and Possible Economies of Scale

Profitability – The Board and the Independent Trustees reviewed information regarding the cost of services provided by the Adviser, its affiliates and the Sub-Advisers and the profitability (before and after distribution expenses and prior to taxes) of the Adviser’s relationship with the Funds. The Board and the Independent Trustees considered information provided by Lipper regarding the pre- and post-marketing profitability of other investment advisers with publicly-traded parent companies. The Independent Trustees also reviewed and considered a profitability analysis prepared at their direction by PricewaterhouseCoopers LLP, independent accountants for the Funds. The Board and the Independent Trustees recognized that it is difficult

06.30.05  |  Allianz Funds Annual Report  57

Board Approval of Investment Advisory and Portfolio Management Agreements (Unaudited) (Cont.)

to make comparisons of profitability from fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Board and the Independent Trustees considered the impact of fees on the profitability of the Adviser. The Board and the Independent Trustees also considered the effect on the Adviser’s revenues of new breakpoints in the Funds’ administrative fee structure at current asset levels and in light of projected growth. In addition, the Board and the Independent Trustees considered information regarding the direct and indirect benefits the Adviser and the Sub-Advisers receive as a result of their relationships with the Funds, including compensation paid to the Adviser, the Sub-Advisers and their affiliates, including administrative fees paid to the Adviser and 12b-1 fees and sales charges to AGID as well as research provided to the Sub-Advisers in connection with portfolio transactions effected on behalf of the Funds (soft dollar arrangements), and reputational benefits.

Economies of Scale – The Board and the Independent Trustees reviewed the extent to which the Adviser and the Sub-Advisers may realize economies of scale in managing and supporting the Funds. The Board and the Independent Trustees considered the extent to which any economies of scale might be realized (if at all) by the Adviser or the Sub-Advisers across a variety of products and services, including the Funds, and not only in respect of a single Fund.

The Board and the Independent Trustees noted that the advisory and sub-advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board and the Independent Trustees concluded that breakpoints in the administrative fee were an effective way to share any economies of scale with fund shareholders. The Board and the Independent Trustees noted that the administrative fee breakpoint schedule that had been agreed to with the Adviser contained different starting points for different funds depending on fund size. They discussed that most of the Funds in the Trust were relatively small, and that by setting the breakpoints at somewhat lower levels for the smaller Funds there was an increased likelihood that these Funds would share in economies of scale and that indeed some Funds would be immediately affected by the administrative fee breakpoints. The Board and the Independent Trustees noted that the agreed to administrative fee breakpoints for the larger Funds also would have an immediate impact on these Funds’ expense ratios.

The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not excessive and that the Adviser and the Sub-Advisers were sharing economies of scale, if any, with the Funds and their shareholders.

Additional Considerations

The Board and the Independent Trustees also considered possible conflicts of interest associated with the provision of investment advisory services by the Adviser and the Sub-Advisers to other clients. The Trustees considered the procedures of the Sub-Advisers designed to fulfill their fiduciary duties to advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Adviser and the Sub-Advisers in these matters. The Board and the Independent Trustees also received and considered information concerning procedures of the Sub-Advisers with respect to the execution of portfolio transactions.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the Agreements, including the fees payable to the Adviser and the Sub-Advisers, are fair and reasonable to the Funds and their shareholders given the scope and quality of the services provided to the Funds and such other considerations as the Trustees considered relevant in the exercise of their reasonable business judgment and that the continuation of the Agreements was in the best interests of the Funds and their shareholders. The Board and Independent Trustees unanimously approved the continuation of the Agreements.

58  Allianz Funds Annual Report  |  06.30.05

Allianz Funds

Investment Adviser and Administrator	Allianz Global Investors Fund Management LLC (“AGIFM”), 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Nicholas-Applegate Capital Management LLC, NFJ Investment Group L.P., RCM Capital Management LLC

Distributor	Allianz Global Investors Distributors LLC (“AGID”), 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For Allianz Funds account information contact your financial advisor, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com.

The Allianz Funds & PIMCO Funds Family

The PIMCO Funds & Allianz Funds offer access to the world-class investment firms of Allianz Global Investors—one of the world’s largest asset management companies, with more than $1 trillion under management (as of 12/31/04).

The Allianz Funds are managed by institutional equity managers, including the Allianz-owned investment firms NFJ Investment Group, Oppenheimer Capital, RCM, Nicholas-Applegate Capital Management and PEA Capital. The Allianz Funds represent a wide range of investment strategies, including growth and value, small-, mid- and large-cap, domestic and international portfolios.

The PIMCO Funds are managed by PIMCO, widely recognized as one of the premier bond managers in the world. The PIMCO Funds cover the fixed-income spectrum, and also include the innovative Real Return Strategy and equity-related funds. PIMCO Total Return Fund is the largest bond fund in the U.S.*

Allianz Funds
Value Stock	International Stock
OCC Value	NACM Global
NFJ Large-Cap Value	RCM Global Small-Cap
NFJ Dividend Value	RCM International
OCC Renaissance	Growth Equity
NACM Flex-Cap Value	NACM International
NFJ Small-Cap Value	NFJ International Value
Blend Stock	NACM Pacific Rim
OCC Core Equity	Sector-Related Stock
PEA Growth & Income	RCM Global Healthcare
CCM Capital Appreciation	RCM Biotechnology
CCM Mid-Cap	RCM Global Technology
Growth Stock	Asset Allocation (Strategic)
RCM Large-Cap Growth	AMM Asset Allocation
PEA Growth
NACM Growth
RCM Targeted Core Growth
RCM Mid-Cap
PEA Target
PEA Opportunity

PIMCO Funds
Short-Duration Bond	Tax-Exempt Bond
PIMCO Short-Term	PIMCO Short Duration Municipal
PIMCO Low Duration	Income
PIMCO Floating Income	PIMCO Municipal Bond
Core Bond	PIMCO California Intermediate
PIMCO Total Return	Municipal Bond
Government/Mortgage Bond	PIMCO California Municipal Bond
PIMCO Long-Term U.S. Government	PIMCO New York Municipal Bond
PIMCO GNMA	Real Return Strategy
PIMCO Total Return Mortgage	PIMCO Real Return
Credit Strategy	PIMCO CommodityRealReturn
PIMCO Diversified Income	Strategy
PIMCO High Yield	PIMCO RealEstateRealReturn Strategy
PIMCO Investment Grade	Equity-Related
Corporate Bond	PIMCO StocksPLUS
International Bond	PIMCO StocksPLUS Total Return
PIMCO Global Bond	PIMCO International StocksPLUS
(U.S. Dollar-Hedged)	TR Strategy
PIMCO Foreign Bond	PIMCO Fundamental IndexPLUS TR
(U.S. Dollar-Hedged)	Asset Allocation (Tactical)
PIMCO Foreign Bond (Unhedged)	PIMCO All Asset
PIMCO Emerging Markets Bond	PIMCO All Asset All Authority
PIMCO Developing Local Markets

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 888-877-4626.

Please read the prospectus carefully before you invest or send money.

* As of 6/30/05 according to SimFunds.
	Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902	AZ015AR_13123

Allianz Funds

Annual Report

JUNE 30, 2005

OCC Renaissance Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

2  OCC Renaissance Fund Annual Report  |  06.30.05

Letter to Shareholders

Dear Shareholder:

U.S. stocks produced moderate returns over the past year ended June 30, 2005, despite volatility stemming from concerns about rising oil prices and geopolitical unrest. Most of the market’s gains occurred in the fourth quarter of 2004, fueled in part by positive earnings news and improving productivity.

The broader stock market, as measured by the S&P 500 Index, was up 6.32% from July 1, 2004 through June 30, 2005. Value stocks far outperformed growth stocks, while the energy and utilities sectors produced particularly strong returns. International stocks also fared well, with the MSCI EAFE Index returning 14.12% during the reporting period. From quarter to quarter, however, many market segments in the U.S. and abroad experienced considerable swings, moving up one month and down the next.

The results over the past year serve yet again as a reminder of the importance of maintaining a well-diversified portfolio. Investors should keep their focus on the long term, with an asset allocation plan appropriate for their goals and risk tolerance. These tried-and-true principles can help investors weather short-term market volatility.

In other news, I am pleased to report that the NFJ International Value Fund and OCC Core Equity Fund are now available, having opened to investors in March 2005. These new equity funds are managed by NFJ Investment Group and Oppenheimer Capital, respectively, which are both Allianz-owned investment firms.

Finally, I would like to remind you that the PIMCO Funds Multi-Manager Series stock funds were collectively renamed the Allianz Funds on April 1st, as you can see in this report. Our company name also changed to Allianz Global Investors on the same date. Importantly, our entire mutual fund family, which includes both the Allianz Funds and PIMCO Funds (those managed by PIMCO), remains fully exchangeable and is accessible through your financial advisor as in the past.

Should you have any questions concerning this report, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit www.allianzinvestors.com.

As always, thank you for the trust you have placed in us.

Sincerely,

E. Blake Moore, Jr.

President

July 31, 2005

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Fund carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 888-877-4626. Please read this prospectus carefully before you invest or send money.

06.30.05  |  OCC Renaissance Fund Annual Report  3

Important Information About the Fund

The inception date on the Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B or C) is one of the Fund’s oldest share classes. The oldest share class for OCC Renaissance Fund is C, and the A and B shares were first offered in 2/91 and 5/95, respectively. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902, www.allianzinvestors.com, 1-888-877-4626.

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-866-746-2606. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information about how the Fund voted proxies relating to portfolio securities held during the year, July 1, 2004 through June 30, 2005, is available without charge, upon request, by calling the Trust at 1-800-426-0107, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the SEC’s Web site at http://www.sec.gov.

Copies of the policies and procedures the Fund’s adviser and subadvisers use in determining how to vote proxies for the Fund is available without charge, upon request by calling the Trust at 1-800-426-0107, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the SEC’s Web site at http://www.sec.gov.

4  OCC Renaissance Fund Annual Report  |  06.30.05

Important Information About the Fund (cont.)

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from 01/01/05 to 06/30/05.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

06.30.05  |  OCC Renaissance Fund Annual Report  5

Management Review

•	OCC Renaissance Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations of more than $5 billion at the time of investment.

•	The Fund’s Class A Shares returned -1.66% for the year ended June 30, 2005. This return trailed the 21.79% return of the Fund’s benchmark, the Russell Midcap Value Index.

•	On February 11, 2005, Oppenheimer Capital LLC (an Allianz-owned investment management firm) assumed responsibility for the portfolio management of OCC Renaissance Fund (formerly PEA Renaissance Fund).

•	Over the course of the fiscal year investors were increasingly concerned about slowing economic growth, rising oil prices and the threat of inflation, leading them to favor quality and stability. This attitude supported value stocks over growth stocks for most of the year. The notable exception to this was in the fourth quarter of 2004, when a surge in investor confidence led to a rally in the more speculative securities.

•	The Fund trailed its benchmark for the reporting period, largely due to an underweight in the energy sector for much of the year. Energy was the top performing industry for the fiscal year, supported by rising oil prices.

•	Relative performance was also hurt by stock selection in the technology sector. The Fund’s holdings in the more cyclical segments of technology suffered the most, including Agilent Technology and Micron. Agilent and Micron are both semiconductor-related companies.

•	Select stocks made significant contributions to relative return including Aon and J.C. Penney, two of the Fund’s top performers. Aon is an insurance company and J.C. Penney is a nationwide retailer.

6  OCC Renaissance Fund Annual Report  |  06.30.05

OCC Renaissance Fund Performance Summary

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (04/18/88)
OCC Renaissance Fund Class A	-1.66%	14.19%	17.33%	13.92%
OCC Renaissance Fund Class A (adjusted)	-7.07%	12.90%	16.67%	13.55%
OCC Renaissance Fund Class B	-2.35%	13.33%	16.70%	13.58%
OCC Renaissance Fund Class B (adjusted)	-7.24%	13.08%	16.70%	13.58%
OCC Renaissance Fund Class C (adjusted)	-3.35%	13.33%	16.46%	13.07%
Russell Midcap Value Index	21.79%	14.86%	14.28%	—
Lipper Mid-Cap Value Fund Average	13.79%	12.73%	12.30%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example

Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$912.90	$909.40	$909.70	$1,018.74	$1,015.03	$1,015.03
Expenses Paid During Period	$5.79	$9.33	$9.33	$6.11	$9.84	$9.84

For each class of the Fund, expenses are equal to the expense ratio for the class (1.22% for Class A, 1.97% for Class B, 1.97% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	PEA Renaissance Class A	PEA Renaissance Class B	PEA Renaissance Class C	Russell Mid-Cap Value Index
04/29/1984	9,450	10,000	10,000	10,000
05/30/1984	9,460	10,000	10,000	10,071
06/29/1984	9,671	10,220	10,220	10,718
07/30/1984	9,652	10,190	10,190	10,641
08/30/1984	9,516	10,038	10,038	10,524
09/29/1984	9,652	10,180	10,180	10,842
10/30/1984	9,770	10,291	10,291	10,967
11/29/1984	9,711	10,230	10,230	10,705
12/30/1984	10,030	10,561	10,561	10,885
01/30/1985	10,340	10,872	10,872	11,543
02/27/1985	10,280	10,810	10,810	11,567
03/30/1985	10,380	10,904	10,904	11,794
04/29/1985	10,653	11,187	11,187	12,285
05/30/1985	10,956	11,501	11,501	12,763
06/29/1985	11,036	11,574	11,574	12,810
07/30/1985	11,251	11,797	11,797	13,626
08/30/1985	11,599	12,148	12,148	14,032
09/29/1985	11,465	11,998	11,998	13,817
10/30/1985	11,258	11,772	11,772	13,111
11/29/1985	11,237	11,751	11,751	13,198
12/30/1985	11,240	11,741	11,741	13,355
01/30/1986	10,690	11,160	11,160	12,407
02/27/1986	10,690	11,160	11,160	12,656
03/30/1986	10,967	11,435	11,435	12,801
04/29/1986	10,638	11,082	11,082	12,104
05/30/1986	11,296	11,765	11,765	13,084
06/29/1986	11,249	11,705	11,705	12,804
07/30/1986	10,947	11,383	11,383	12,443
08/30/1986	10,199	10,596	10,596	11,180
09/29/1986	9,478	9,837	9,837	10,303
10/30/1986	9,093	9,427	9,427	9,885
11/29/1986	9,396	9,741	9,741	10,762
12/30/1986	9,575	9,926	9,926	11,208
01/30/1987	9,883	10,232	10,232	11,908
02/27/1987	10,485	10,844	10,844	12,858
03/30/1987	10,729	11,096	11,096	13,288
04/29/1987	10,848	11,207	11,207	13,520
05/30/1987	11,408	11,787	11,787	14,132
06/29/1987	11,013	11,365	11,365	13,568
07/30/1987	11,422	11,776	11,776	14,220
08/30/1987	11,891	12,249	12,249	14,633
09/29/1987	12,075	12,439	12,439	14,502
10/30/1987	12,331	12,690	12,690	14,781
11/29/1987	11,941	12,288	12,288	14,088
12/30/1987	12,864	13,226	13,226	15,457
01/30/1988	13,086	13,454	13,454	15,854
02/28/1988	13,358	13,709	13,709	16,446
03/30/1988	13,098	13,435	13,435	16,196
04/29/1988	13,111	13,448	13,448	16,609
05/30/1988	13,248	13,576	13,576	16,763
06/29/1988	13,097	13,415	13,415	16,634
07/30/1988	13,410	13,723	13,723	17,301
08/30/1988	13,235	13,531	13,531	16,796
09/29/1988	13,369	13,665	13,665	17,132
10/30/1988	13,331	13,626	13,626	17,490
11/29/1988	13,685	13,975	13,975	18,226
12/30/1988	13,979	14,254	14,254	18,808
01/30/1989	14,183	14,463	14,463	19,283
02/27/1989	14,056	14,332	14,332	19,700
03/30/1989	14,606	14,874	14,874	20,383
04/29/1989	14,490	14,743	14,743	20,025
05/30/1989	14,837	15,084	15,084	20,475
06/29/1989	15,134	15,380	15,380	20,901
07/30/1989	15,471	15,722	15,722	21,131
08/30/1989	16,480	16,723	16,723	21,852
09/29/1989	16,753	16,994	16,994	21,795
10/30/1989	16,987	17,232	17,232	21,549
11/29/1989	16,571	16,783	16,783	21,051
12/30/1989	17,069	17,281	17,281	21,745
01/30/1990	17,563	17,768	17,768	22,378
02/27/1990	17,376	17,565	17,565	21,980
03/30/1990	16,422	16,593	16,593	21,129
04/29/1990	16,314	16,470	16,470	21,440
05/30/1990	16,234	16,389	16,389	21,468
06/29/1990	15,856	16,000	16,000	21,073
07/30/1990	16,248	16,382	16,382	21,916
08/30/1990	17,032	17,148	17,148	22,729
09/29/1990	16,993	17,114	17,114	22,017
10/30/1990	16,952	17,059	17,059	21,997
11/29/1990	16,258	16,346	16,346	21,027
12/30/1990	16,326	16,408	16,408	21,282
01/30/1991	16,367	16,436	16,436	21,882
02/27/1991	16,738	16,795	16,795	22,987
03/30/1991	17,191	17,244	17,244	23,419
04/29/1991	17,494	17,549	17,549	23,916
05/30/1991	17,550	17,604	17,577	24,877
06/29/1991	17,991	18,048	18,014	25,449
07/30/1991	18,880	18,939	18,892	26,337
08/30/1991	19,102	19,162	19,101	26,854
09/29/1991	19,727	19,789	19,707	27,469
10/30/1991	19,769	19,831	19,749	26,933
11/29/1991	20,732	20,796	20,686	28,406
12/30/1991	20,993	21,058	20,938	28,716
01/30/1992	21,705	21,773	21,635	29,414
02/28/1992	22,002	22,071	21,917	29,693
03/30/1992	22,180	22,249	22,078	30,320
04/29/1992	22,537	22,608	22,435	30,577
05/30/1992	23,073	23,146	22,940	30,868
06/29/1992	23,134	23,206	22,988	30,902
07/30/1992	22,132	22,201	21,990	29,431
08/30/1992	23,014	23,086	22,839	30,664
09/29/1992	24,140	24,215	23,947	31,789
10/30/1992	24,966	25,044	24,753	32,625
11/29/1992	26,241	26,323	26,006	34,674
12/30/1992	26,312	26,394	26,046	34,529
01/30/1993	27,263	27,348	26,972	35,613
02/27/1993	27,125	27,210	26,818	36,215
03/30/1993	26,438	26,521	26,126	35,114
04/29/1993	27,547	27,633	27,208	35,999
05/30/1993	29,245	29,336	28,872	38,119
06/29/1993	30,785	30,881	30,380	39,533
07/30/1993	33,528	33,633	33,042	42,466
08/30/1993	32,712	32,815	32,218	41,970
09/29/1993	35,095	35,205	34,550	44,572
10/30/1993	33,477	33,582	32,936	43,217
11/29/1993	34,800	34,908	34,207	44,673
12/30/1993	35,764	35,876	35,135	46,384
01/30/1994	35,785	35,897	35,135	45,484
02/27/1994	38,509	38,629	37,781	48,523
03/30/1994	39,966	40,091	39,218	51,022
04/29/1994	40,852	40,980	40,051	50,736
05/30/1994	40,008	40,133	39,197	49,549
06/29/1994	40,325	40,451	39,489	49,707
07/30/1994	39,502	39,625	38,636	47,187
08/30/1994	32,490	32,592	31,762	40,553
09/29/1994	33,631	33,736	32,868	42,921
10/30/1994	35,087	35,197	34,265	45,702
11/29/1994	37,305	37,421	36,410	47,306
12/30/1994	39,879	40,003	38,904	48,744
01/30/1995	42,411	42,543	41,335	47,609
02/27/1995	40,341	40,467	39,289	46,561
03/30/1995	42,144	42,276	41,022	47,227
04/29/1995	44,285	44,424	43,089	51,699
05/30/1995	42,970	43,104	41,766	51,917
06/29/1995	44,332	44,471	43,090	52,508
07/30/1995	44,549	44,689	43,284	51,196
08/30/1995	43,137	43,272	41,890	49,424
09/29/1995	39,898	40,022	38,715	46,923
10/30/1995	39,654	39,778	38,452	48,308
11/29/1995	41,066	41,194	39,798	47,424
12/30/1995	43,793	43,930	42,416	48,695
01/30/1996	41,923	42,054	40,559	45,783
02/28/1996	39,257	39,379	37,971	43,869
03/30/1996	44,222	44,361	42,721	49,186
04/29/1996	45,784	45,927	44,242	49,383
05/30/1996	47,285	47,433	45,671	50,232
06/29/1996	45,815	45,958	44,210	48,358
07/30/1996	47,010	47,157	45,337	49,490
08/30/1996	50,687	50,845	48,837	52,524
09/29/1996	51,857	52,020	49,921	53,028
10/30/1996	54,803	54,974	52,722	54,035
11/29/1996	54,989	55,161	52,906	53,333
12/30/1996	60,312	60,501	57,964	58,037
01/30/1997	62,085	62,279	59,628	57,828
02/27/1997	62,675	62,871	60,146	57,585
03/30/1997	59,592	59,778	57,151	55,984
04/29/1997	62,613	62,809	60,014	59,063
05/30/1997	63,371	63,569	60,728	60,741
06/29/1997	63,402	63,600	60,698	59,927
07/30/1997	64,816	65,019	62,033	59,687
08/30/1997	65,082	65,285	62,226	58,595
09/29/1997	59,433	59,618	56,787	53,005
10/30/1997	62,161	62,355	59,360	53,286
11/29/1997	69,023	69,239	65,842	57,016
12/30/1997	72,033	72,258	68,686	59,382
01/30/1998	72,033	72,258	68,652	59,982
02/27/1998	71,651	71,875	68,233	60,953
03/30/1998	77,319	77,560	73,589	64,068
04/29/1998	75,324	75,559	71,639	64,023
05/30/1998	75,075	75,310	71,360	63,927
06/29/1998	66,847	67,056	63,532	61,076
07/30/1998	56,733	56,910	53,862	55,097
08/30/1998	55,332	55,505	52,505	55,736
09/29/1998	45,604	45,747	43,248	50,107
10/30/1998	49,139	49,292	46,552	51,700
11/29/1998	57,016	57,194	53,996	54,957
12/30/1998	53,230	53,396	50,368	53,649
01/30/1999	49,860	50,016	47,159	52,163
02/27/1999	47,921	48,070	45,301	51,297
03/30/1999	47,370	47,518	44,753	51,472
04/29/1999	53,045	53,210	50,079	55,383
05/30/1999	60,879	61,069	57,445	60,257
06/29/1999	62,894	63,091	59,306	60,679
07/30/1999	66,662	66,870	62,805	62,566
08/30/1999	71,528	71,752	67,365	64,787
09/29/1999	70,577	70,797	66,415	64,282
10/30/1999	75,595	75,831	71,084	69,000
11/29/1999	78,195	78,439	73,494	71,001
12/30/1999	84,341	84,605	79,256	74,068
01/30/2000	86,796	87,067	81,483	76,024
02/28/2000	88,332	88,608	82,868	77,901
03/30/2000	87,784	88,059	82,321	78,026
04/29/2000	85,405	85,672	80,024	74,726
05/30/2000	87,421	87,694	81,849	76,639
06/29/2000	90,463	90,746	84,656	79,375
07/30/2000	85,524	85,791	79,992	77,224
08/30/2000	84,609	84,873	79,080	78,467
09/29/2000	85,929	86,197	80,250	80,750
10/30/2000	86,951	87,223	81,197	82,616
11/29/2000	93,725	94,018	87,474	88,200
12/30/2000	97,464	97,769	90,868	91,623
01/30/2001	91,792	92,079	85,543	89,488
02/27/2001	92,563	92,852	86,202	92,611
03/30/2001	90,443	90,726	84,159	92,333
04/29/2001	86,274	86,543	80,220	89,895
05/30/2001	88,284	88,560	82,041	93,608
06/29/2001	88,981	89,259	82,665	96,669

Sector Breakdown*

Financial & Business Services	19.6%
Healthcare	12.0%
Technology	10.4%
Consumer Services	9.8%
Short-Term Instruments	9.4%
Consumer Discretionary	9.0%
Energy	8.2%
Capital Goods	7.5%
Materials & Processing	7.0%
Other	7.1%

*	% of total investments as of June 30, 2005

06.30.05  |  OCC Renaissance Fund Annual Report  7

Schedule of Investments

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.2%

Aerospace 0.7%

DRS Technologies, Inc.	685,000	$35,127

Capital Goods 8.3%

Eaton Corp.	2,265,700	135,715
Lear Corp. (a)(d)	1,682,900	61,224
Parker Hannifin Corp.	966,200	59,914
Tyco International Ltd. (d)	3,000,000	87,600
Zebra Technologies Corp. ‘A’ (a)	1,396,939	61,172

		405,625

Consumer Discretionary 10.0%

AnnTaylor Stores Corp. (a)(d)	1,140,000	27,679
Claire’s Stores, Inc.	1,280,000	30,784
J.C. Penney Co., Inc. (d)	1,388,000	72,981
Navistar International Corp. (a)(d)	1,697,900	54,333
Oshkosh Truck Corp. ‘B’	644,200	50,428
Payless Shoesource, Inc. (a)	2,124,700	40,794
PETCO Animal Supplies, Inc. (a)	1,788,800	52,448
Ruby Tuesday, Inc. (a)	593,800	15,379
TJX Cos., Inc. (a)	1,066,700	25,974
Wal-Mart Stores, Inc.	2,440,000	117,608

		488,408

Consumer Services 10.7%

H&R Block, Inc. (a)	1,117,000	65,177
La Quinta Corp. ‘B’ (a)	3,987,100	37,200
Lamar Advertising Co. ‘A’ (a)(d)	1,478,000	63,214
Royal Caribbean Cruises Ltd. (a)	1,633,000	78,972
Tribune Co. (d)	1,549,400	54,508
United Rentals, Inc. (a)(d)	2,996,264	60,554
Viacom, Inc. ‘B’	1,633,300	52,298
WPP Group PLC	11,000,000	112,672

		524,595

Consumer Staples 1.5%

Avon Products, Inc. (d)	1,994,400	75,488

Energy 9.0%

ConocoPhillips	1,840,000	105,782
Exxon Mobil Corp. (d)	1,646,000	94,596
Input/Output, Inc. (a)(d)	2,634,000	16,541
Nabors Industries Ltd. (a)	1,300,000	78,806
National-Oilwell, Inc. (a)	1,518,000	72,166
XTO Energy, Inc.	2,178,000	74,030

		441,921

Environmental Services 1.3%

Allied Waste Industries, Inc. (a)(d)	8,070,900	64,002

8  OCC Renaissance Fund Annual Report  |  06.30.05  |  See accompanying notes

	Shares	Value (000s)
Financial & Business Services 21.6%

American Express Co.	1,634,600	$87,010
AON Corp. (d)	4,010,000	100,410
Bank of America Corp.	2,058,000	93,865
CIT Group, Inc.	2,743,000	117,867
Citigroup, Inc.	1,300,000	60,099
Conseco, Inc. (a)(d)	2,255,800	49,221
Hartford Financial Services Group, Inc.	978,000	73,135
J.P. Morgan Chase & Co. (d)	6,700,000	236,644
M&T Bank Corp. (a)	194,900	20,496
Merrill Lynch & Co., Inc.	1,500,000	82,515
Piper Jaffray Co. (a)	468,000	14,241
Zions Bancorporation (d)	1,672,500	122,979

		1,058,482

Healthcare 13.3%

Barr Laboratories, Inc. (a)	1,100,300	53,629
Beckman Coulter, Inc. (d)	1,400,000	88,998
Bristol-Myers Squibb Co. (d)	3,786,400	94,584
Charles River Laboratories International, Inc. (a)	1,300,000	62,725
Covance, Inc. (a)	1,100,000	49,357
Laboratory Corp. of America Holdings (a)(d)	2,743,700	136,911
Pfizer, Inc. (a)	3,100,000	85,498
Sanofi-Synthelabo S.A.	950,000	77,803

		649,505

Materials & Processing 7.8%

Alcan, Inc. (d)	2,365,000	70,950
Chemtura Corp. (d)(f)	6,771,385	95,815
FMC Corp. (a)(d)	639,930	35,926
Huntsman Corp. (a)	1,547,100	31,360
Lyondell Chemical Co.	1,304,915	34,476
Olin Corp.	2,129,468	38,841
Smurfit-Stone Container Corp. (a)	4,552,000	46,294
Sonoco Products Co.	978,400	25,928

		379,590

Technology 11.5%

Amphenol Corp. ‘A’	772,500	31,031
Arrow Electronics, Inc. (a)(d)	1,359,900	36,935
Dun & Bradstreet Corp. (a)	940,000	57,951
Gentex Corp. (d)	3,700,000	67,340
Jabil Circuit, Inc. (a)(d)	3,150,000	96,799
Sanmina-SCI Corp. (a)	15,420,000	84,347
Solectron Corp. (a)(d)	18,480,900	70,043

See accompanying notes  |  06.30.05  |  OCC Renaissance Fund Annual Report  9

Schedule of Investments (Cont.)

June 30, 2005

	Shares	Value (000s)
Tektronix, Inc. (a)	425,300	$9,897
Thermo Electron Corp. (a)	1,532,900	41,189
Waters Corp. (a)	1,851,700	68,828

		564,360

Transportation 1.1%

CSX Corp. (d)	1,256,500	53,602

Utilities 1.4%

Cinergy Corp.	1,500,000	67,230

Total Common Stocks (Cost $4,489,871)		4,807,935

EXCHANGE-TRADED FUNDS 1.8%

iShares Russell 1000 Value Index Fund (d)	648,500	43,216
iShares S&P 500-BARRA Value Index Fund (d)	690,000	43,015

Total Exchange-Traded Funds (Cost $73,520)		86,231

SHORT-TERM INSTRUMENTS 10.4%

Collateral Invested for Securities on Loan (c) 9.6%
Allianz Dresdner Daily Asset Fund (f)	8,180,179	8,180

	Principal Amount (000s)

Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$5,000	4,991
3.329% due 07/29/2005	15,000	14,958
3.388% due 09/08/2005	12,000	11,922
American Express Credit Corp.
3.232% due 08/19/2005 (b)	3,000	3,001
3.259% due 08/19/2005 (b)	3,750	3,752
Bank of America N.A.
3.518% due 07/01/2005 (b)	9,000	9,000
Bavaria TRR Corp.
3.304% due 07/11/2005	11,168	11,157
3.460% due 07/01/2005	11,200	11,199
Bavaria Universal Funding
3.309% due 07/28/2005	3,000	2,992
Bayerische Landesbank NY
3.320% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	5,000	5,000
Canadian Imperial Bank
3.350% due 07/01/2005	10,723	10,723
CC USA, Inc.
3.269% due 07/05/2005 (b)	20,000	20,023
CIT Group, Inc.
3.213% due 07/29/2005 (b)	6,000	6,028
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	25,000	25,000

10  OCC Renaissance Fund Annual Report  |  06.30.05  |  See accompanying notes

	Principal Amount (000s)	Value (000s)
Countrywide Home Loans, Inc.
3.440% due 11/30/2005 (b)	$10,000	$10,001
Credit Suisse First Boston
3.103% due 07/08/2005 (b)	5,500	5,500
3.502% due 02/27/2006 (b)	4,000	4,003
3.507% due 02/27/2006 (b)	40,000	40,028
3.512% due 02/06/2006 (b)	25,000	25,017
CS First Boston USA, Inc.
3.511% due 07/05/2005 (b)	3,000	3,009
Davis Square Funding III Corp.
3.302% due 07/05/2005	16,450	16,441
Davis Square Funding IV Corp.
3.268% due 08/09/2005	6,000	5,967
Dresdner Bank Collateral Use	1,682	1,682
GE Commercial Equipment Financing Corp.
3.235% due 11/20/2005 (b)	1,026	1,026
General Electric Capital Corp.
3.206% due 02/06/2006 (b)	4,855	4,866
Goldman Sachs Group LP
3.210% due 09/12/2005 (b)	39,000	39,008
K2 LLC
3.210% due 09/15/2005 (b)	20,000	19,998
Morgan Stanley
3.300% due 02/03/2006 (b)	10,000	10,000
3.497% due 12/06/2005	10,000	10,000
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (b)	18,000	17,995
Northern Rock PLC
3.150% due 02/03/2006 (b)	5,000	5,000
Park Sienna LLC
3.316% due 07/20/2005	10,000	9,981
Sierra Madre Funding Delaware Corp.
3.107% due 07/05/2005	2,000	1,999
Sigma Finance, Inc.
3.220% due 09/15/2005 (b)	5,000	4,999
3.259% due 08/15/2005 (b)	40,000	39,996
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	10,000	10,000
Treasury Bank N.A.
3.280% due 03/15/2006 (b)	18,000	18,000
3.354% due 02/27/2006 (b)	14,000	14,000
Verizon Network Funding
3.137% due 07/05/2005	4,000	3,998

		471,440

See accompanying notes  |  06.30.05  |  OCC Renaissance Fund Annual Report  11

Schedule of Investments (Cont.)

June 30, 2005

	Principal Amount (000s)	Value (000s)
Repurchase Agreement 0.8%
State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $37,367. Repurchase proceeds are $36,635.)	$36,632	$36,632

Total Short-Term Instruments (Cost $508,016)		508,072

Total Investments (e) 110.4% (Cost $5,071,407)		$5,402,238

Other Assets and Liabilities (Net) (10.4%)		(509,255)

Net Assets 100.0%		$4,892,983

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $458,179; cash collateral of $471,108 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $190,474, which represents 3.90% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(f)	The Fund is investing in shares of affiliated Funds.

12  OCC Renaissance Fund Annual Report  |  06.30.05  |  See accompanying notes

Financial Highlights

Class A Shares Selected Per Share Data for the Year Ended:	06/30/2005		06/30/2004		06/30/2003	06/30/2002		06/30/2001
Net Asset Value Beginning of Period	$24.71		$17.18		$19.10	$19.31		$14.95
Net Investment Income (Loss)(a)	0.00		(0.04)		0.01	0.02		0.10
Net Realized/Unrealized Gain (Loss) on Investments(a)	(0.41)		7.57		(1.24)	1.09		5.46
Total Income (Loss) from Investment Operations	(0.41)		7.53		(1.23)	1.11		5.56
Dividend from Net Investment Income	0.00		0.00		0.00	0.00		(0.07)
Distributions from Net Realized Capital Gains	0.00		0.00		(0.69)	(1.32)		(1.13)
Total Distributions	0.00		0.00		(0.69)	(1.32)		(1.20)
Net Asset Value End of Period	$24.30	(f)	$24.71		$17.18	$19.10		$19.31
Total Return	(1.66	)%(f)	43.83%		(5.92)%	5.43%		38.39%
Net Assets End of Period (000s)	$1,976,127		$2,375,379		$1,157,435	$1,503,396		$424,024
Ratio of Net Expenses to Average Net Assets	1.23	%(b)(d)(e)	1.24	%(b)(c)	1.25%	1.24	%(b)(c)	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.01%		(0.17)%		0.09%	0.09%		0.57%
Portfolio Turnover Rate	101%		60%		76%	109%		138%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 1.25%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.23%.
(d)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.22%.
(f)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.06%. If the investment manager had not made repayments, end of period net asset value and total return would have been $24.28 and (1.72)%, respectively.

See accompanying notes  |  06.30.05  |  OCC Renaissance Fund Annual Report  13

Financial Highlights

Class B Shares Selected Per Share Data for the Year Ended:	06/30/2005		06/30/2004		06/30/2003	06/30/2002		06/30/2001
Net Asset Value Beginning of Period	$23.35		$16.37		$18.37	$18.74		$14.60
Net Investment Loss(a)	(0.17)		(0.19)		(0.09)	(0.13)		(0.03)
Net Realized/ Unrealized Gain (Loss) on Investments(a)	(0.38)		7.17		(1.22)	1.08		5.31
Total Income (Loss) from Investment Operations	(0.55)		6.98		(1.31)	0.95		5.28
Dividend from Net Investment Income	0.00		0.00		0.00	0.00		(0.01)
Distributions from Net Realized Capital Gains	0.00		0.00		(0.69)	(1.32)		(1.13)
Total Distributions	0.00		0.00		(0.69)	(1.32)		(1.14)
Net Asset Value End of Period	$22.80	(f)	$23.35		$16.37	$18.37		$18.74
Total Return	(2.35	)%(f)	42.64%		(6.60)%	4.71%		37.23%
Net Assets End of Period (000s)	$1,082,660		$1,322,887		$838,701	$1,090,610		$315,977
Ratio of Net Expenses to Average Net Assets	1.98	%(b)(d)(e)	1.99	%(b)(c)	2.00%	1.98	%(b)	2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.74)%		(0.92)%		(0.66)%	(0.65)%		(0.17)%
Portfolio Turnover Rate	101%		60%		76%	109%		138%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 2.00%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.98%.
(d)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.97%.
(f)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the investment manager had not made repayments, end of period net asset value and total return would have been $22.78 and (2.42)%, respectively.

14  OCC Renaissance Fund Annual Report  |  06.30.05  |  See accompanying notes

Financial Highlights

Class C Shares Selected Per Share Data for the Year Ended:	06/30/2005		06/30/2004		06/30/2003	06/30/2002		06/30/2001
Net Asset Value Beginning of Period	$23.21		$16.26		$18.26	$18.64		$14.52
Net Investment Loss(a)	(0.17)		(0.19)		(0.09)	(0.13)		(0.02)
Net Realized/ Unrealized Gain (Loss) on Investments(a)	(0.38)		7.14		(1.22)	1.07		5.28
Total Income (Loss) from Investment Operations	(0.55)		6.95		(1.31)	0.94		5.26
Dividend from Net Investment Income	0.00		0.00		0.00	0.00		(0.01)
Distributions from Net Realized Capital Gains	0.00		0.00		(0.69)	(1.32)		(1.13)
Total Distributions	0.00		0.00		(0.69)	(1.32)		(1.14)
Net Asset Value End of Period	$22.66	(f)	$23.21		$16.26	$18.26		$18.64
Total Return	(2.37	)%(f)	42.74%		(6.65)%	4.68%		37.29%
Net Assets End of Period (000s)	$1,331,633		$1,669,104		$1,020,956	$1,439,607		$607,511
Ratio of Net Expenses to Average Net Assets	1.98	%(b)(d)(e)	1.99	%(b)(c)	2.00%	1.99	%(b)(c)	2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.74)%		(0.92)%		(0.66)%	(0.65)%		(0.14)%
Portfolio Turnover Rate	101%		60%		76%	109%		138%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 2.00%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.98%.
(d)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.97%.
(f)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the investment manager had not made repayments, end of period net asset value and total return would have been $22.64 and (2.44)%, respectively.

See accompanying notes  |  06.30.05  |  OCC Renaissance Fund Annual Report  15

Statement of Assets and Liabilities

June 30, 2005

Amounts in thousands, except per share amounts
Assets:

Investments, at value	$5,402,238
Cash	5,766
Security lending interest receivable	58
Receivable for investments sold	26,136
Receivable for Fund shares sold	5,761
Interest and dividends receivable	3,247
Other assets	35

5,443,241

Liabilities:

Payable for investments purchased	$23,059
Payable for Fund shares redeemed	47,396
Payable for collateral for securities on loan	471,440
Payable to Securities Lending Agent	1,682
Accrued investment advisory fee	2,507
Accrued administration fee	1,507
Accrued distribution fee	1,577
Accrued servicing fee	973
Other liabilities	117

550,258

Net Assets	$4,892,983

Net Assets Consist of:

Paid in capital	$4,089,122
(Overdistributed) net investment income	(24)
Accumulated undistributed net realized gain	473,125
Net unrealized appreciation	330,760

$4,892,983

Net Assets:

Class A	$1,976,127
Class B	1,082,660
Class C	1,331,633
Other Classes	502,563

Shares Issued and Outstanding:

Class A	81,308
Class B	47,480
Class C	58,770

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)

Class A	$24.30
Class B	22.80
Class C	22.66

Cost of Investments Owned	$5,071,407

*	With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.

16  OCC Renaissance Fund Annual Report  |  06.30.05  |  See accompanying notes

Statement of Operations

Year Ended June 30, 2005

Amounts in thousands
Investment Income:

Interest	$8,887
Dividends, net of foreign taxes	58,690
Security lending income	1,839

Total Income	69,416

Expenses:

Investment advisory fees	35,419
Administration fees	21,501
Distribution fees–Class B	9,372
Distribution fees–Class C	12,067
Servicing fees–Class A	5,931
Servicing fees–Class B	3,125
Servicing fees–Class C	4,023
Distribution and/or servicing fees–Other Classes	1,118
Trustees’ fees	460
Interest expense	51

Total Expenses	93,067

Net Investment (Loss)	(23,651)

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	842,521
Net realized gain on foreign currency transactions	32,121
Net change in unrealized (depreciation) on investments	(975,838)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(14)

Net (Loss)	(101,210)

Net Increase from Repayment by Investment Manager	3,880

Net (Decrease) in Net Assets Resulting from Operations	$(120,981)

See accompanying notes  |  06.30.05  |  OCC Renaissance Fund Annual Report  17

Statements of Changes in Net Assets

Amounts in thousands	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment (loss)	$(23,651)	$(26,243)
Net increase from repayments by Investment Manager	3,880	0
Net realized gain	874,642	506,975
Net change in unrealized appreciation (depreciation)	(975,852)	1,119,602

Net increase (decrease) resulting from operations	(120,981)	1,600,334

Fund Share Transactions:

Receipts for shares sold
Class A	761,552	1,159,961
Class B	112,016	279,442
Class C	258,982	443,006
Other Classes	322,409	626,561
Issued as reinvestment of distributions
Class A	0	1
Class B	0	0
Class C	0	0
Other Classes	0	0
Cost of shares redeemed
Class A	(1,126,940)	(516,634)
Class B	(323,228)	(167,515)
Class C	(561,024)	(248,781)
Other Classes	(687,452)	(257,376)

Net increase (decrease) resulting from Fund share transactions	(1,243,685)	1,318,665

Fund Redemption Fee	429	242

Total Increase (Decrease) in Net Assets	(1,364,237)	2,919,241

Net Assets:

Beginning of period	6,257,220	3,337,979

End of period *	$4,892,983	$6,257,220

* Including (overdistributed) net investment income of:	$(24)	$(6)

18  OCC Renaissance Fund Annual Report  |  06.30.05  |  See accompanying notes

Notes to Financial Statements

June 30, 2005

1. Organization

The OCC Renaissance Fund (the “Fund”) is a fund of the Allianz Funds (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-one separate investment funds. The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Fund. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Fund may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Fund retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

06.30.05  |  OCC Renaissance Fund Annual Report  19

Notes to Financial Statements (Cont.)

June 30, 2005

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of the Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Fund is maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were $844,183.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. The Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Kleinwort Wasserstein, an affiliate. The amount paid to Dresdner Kleinwort Wasserstein for the period ended June 30, 2005 was $62,896. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of

20  OCC Renaissance Fund Annual Report  |  06.30.05

its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Allianz Global Investors Fund Management LLC (“AGIFM”), formerly known as PA Fund Management LLC, is an indirect subsidiary of Allianz Global Investors of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

The Fund also has a sub-advisor, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisor in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from the Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

Investment Advisory Fee	Administration Fee
All Classes	Inst’l Class	Admin. Class	Class A, B and C(1)	Class D(1)	Class R(1)
0.60%	0.25%	0.25%	0.40%	0.40%	0.40	%(2)

(1)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D, and R shares. Prior to April 1, 2005, the Administration Fee was subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B, and C shares in excess of $2.5 billion.
(2)	The Administration Fee was reduced by 0.10%.

Redemption Fees. Investors in Class A, Class B and Class C shares of the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Fund to defray certain costs described below and are not paid to or retained by the Adviser or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Fund and the Underlying Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

06.30.05  |  OCC Renaissance Fund Annual Report  21

Notes to Financial Statements (Cont.)

June 30, 2005

Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. Allianz Global Investors Distributors LLC (“AGID”), formerly known as PA Distributors LLC, and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2005.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee(%)	Servicing Fee(%)
Class A	—	0.25
Class B	0.75	0.25
Class C	0.75	0.25
Class D	—	0.25
Class R	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2005, AGID received $5,403,826 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Prior to June 1, 2005, each unaffiliated Trustee received an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting was attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees received an additional annual retainer of $3,000, the Chairman of the Independent Trustees received an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees received an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee was compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses.

Effective June 1, 2005, each unaffiliated Trustee receives an annual retainer of $80,000, plus $3,000 for each Board of Trustees meeting attended ($1,000 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance

22  OCC Renaissance Fund Annual Report  |  06.30.05

Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $80,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with an investigation of a regulatory or investment matters, the Trustee shall be compensated for such services at the rate of $2,500 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time the fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the period ended June 30, 2005, were as follows (amounts in thousands):

Purchases	Sales
$5,443,895	$6,102,723

5. Federal Income Tax Matters

As of June 30, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Differences(2)	Accumulated Capital Losses	Post-October Deferral(3)
$0	$486,493	$(15)	$(56)	$0	$(24)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain foreign currency transactions.
(2)	Adjusted for appreciation/depreciation related to securities on loan.
(3)	Capital losses realized during the period November 1, 2004 through June 30, 2005 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$5,084,775	$503,257	$(185,794)	$317,463

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

For the fiscal year ended June 30, 2005, the Fund made no tax basis distribution.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

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Notes to Financial Statements (Cont.)

June 30, 2005

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	31,180	$761,552	52,160	$1,159,961
Class B	4,884	112,016	13,422	279,442
Class C	11,323	258,982	21,119	443,006
Other Classes	13,200	322,409	28,702	626,561
Issued as reinvestment of distributions
Class A	0	0	0	1
Class B	0	0	0	0
Class C	0	0	0	0
Other Classes	0	0	0	0
Cost of shares redeemed
Class A	(46,022)	(1,126,940)	(23,368)	(516,634)
Class B	(14,051)	(323,228)	(8,024)	(167,515)
Class C	(24,479)	(561,024)	(11,974)	(248,781)
Other Classes	(28,369)	(687,452)	(11,457)	(257,376)

Net increase (decrease) resulting from Fund share transactions	(52,334)	$(1,243,685)	60,580	$1,318,665

7. Affiliated Transactions

An affiliate may include any company in which the OCC Renaissance Fund owns five percent or more of its outstanding voting securities.

On June 30, 2005, the Fund held five percent or more of the outstanding voting securities of the following companies (amounts in thousands):

Issuer Name	% Holding	Cost	Market Value	% of Net Assets
Chemtura Corp.	8.32%	$42,577	$95,815	1.96%

The aggregate cost and value of this company at June 30, 2005, was $42,577 and $95,815, respectively. Investments in affiliate company represent 1.96% of total net assets at June 30, 2005. Investment activity and income amounts relating to affiliates during the year ended June 30, 2005 were as follows (amounts in thousands):

Dividend Income	$1,344
Change in unrealized gain	$53,238
Purchases	$1,260

Certain additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the Fund owning more than 5% of the outstanding shares of certain issues at June 30, 2005. Therefore, the cost and market value of the affiliate disclosure above include both acquisitions of new investment and prior year holdings that became affiliates during the current period.

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8. Regulatory and Litigation Matters

On September 13, 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), formerly known as PA Fund Management LLC, PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), formerly known as PA Distributors LLC, reached an agreement with the SEC in settlement of a complaint filed against AGIFM, PEA, and AGID in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund and the PEA Target Fund. Under the terms of the settlement, AGIFM, PEA and AGID consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, AGIFM, PEA and AGID agreed to pay a civil monetary penalty of $40,000,000 and disgorgement of $10,000,000. The SEC Order requires AGIFM, PEA and AGID to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1,600,000 paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with AGID and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, AGID and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15,000,000 and $3,000,000 for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, AGIFM, PEA and AGID reached an agreement with the SEC in settlement of a subpoena issued to AGID on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, AGIFM, PEA and AGID consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, AGIFM and AGID agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and AGIFM, PEA and AGID agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been AGID’s benefit. Those amounts were paid on September 15, 2004.

In a related action, AGID reached an agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, AGID agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. AGIFM, PEA, AGID and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, AGIFM, PEA, AGID, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

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Notes to Financial Statements (Cont.)

June 30, 2005

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against AGIFM, PEA and AGID based on essentially the same circumstances as those cited in the 2004 settlements with the Securities and Exchange Commission and New Jersey Attorney General involving alleged “market timing” activities described above. The West Virginia Complaint alleges, among other things, that AGIFM, PEA and AGID improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised by AGIFM and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIFM, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIFM in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

On March 4, 2005, a putative class action lawsuit was filed in the Superior Court of Orange County, California against the Trust on behalf of holders of Class B shares of the Trust. The lawsuit seeks, among other things, relief from the obligation to pay a contingent deferred sales charge, or refunds of such charges already paid, on account of the purported market timing activity in certain Allianz Funds that is the subject of the regulatory proceedings discussed elsewhere in this subsection. On May 20, 2005, the Trust removed the action to the U.S. District Court for the Central District of California. On May 23, 2005, the Trust filed a Notice of Tag Along Action with the Judicial Panel on Multidistrict Litigation (“JPML”), seeking to transfer the case to the multidistrict litigation proceeding in Maryland (“Maryland MDL”). On June 13, 2005, the JPML issued a Conditional Transfer Order. The plaintiff has opposed the transfer to the Maryland MDL and on July 15, 2005 filed a motion to remand the case to a California state court.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), AGIFM, PEA, AGID, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in a court injunction against AGIFM, PEA or AGID, then Allianz, AGIFM and certain of their affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

9. Repayments by Investment Manager

As part of the settlement with the SEC regarding the Morgan Stanley (P-010121) subpoena (Note 8 Regulatory and Litigation Matters), AGIFM, PEA and AGID agreed to pay jointly disgorgement of $6,602,000.

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review.

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on the ownership of voting stock. The SEC has asked AGIFM to reimburse certain the Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed the certain Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to the certain Funds.

26  OCC Renaissance Fund Annual Report  |  06.30.05

Report of Independent Registered Public Accounting Firm

To the Trustees and Class A, B and C Shareholders of the OCC Renaissance Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, B and C shares present fairly, in all material respects, the financial position of the OCC Renaissance Fund, (a fund of the Allianz Funds, hereafter referred to as the “Fund”) at June 30, 2005, and the results of its operations, the changes in its net assets and the financial highlights of the Fund, for the A, B and C Class shares, for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 25, 2005

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Trustees and Officers of Allianz Funds (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustee defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is 2187 Atlantic Street, Stamford, Connecticut 06902.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

David C. Flattum* (41) Trustee	09/2004 to present	Chief Operating Officer, General Counsel and Managing Director, Allianz Global Investors of America L.P.	52	Member of Board of Directors of Allianz Dresdner Asset Management U.S. Equities LLC, Cadence Capital Management Inc. and Oppenheimer Group, Inc.

Independent Trustees

Donald P. Carter (78) Trustee	01/1997 to present	Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc. (Chicago advertising agency); Chairman and Director, Moduline Industries, Inc. (a manufacturer of commercial windows and curtain walls).	31	None

Gary A. Childress (71) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	31	None

Theodore J. Coburn (52) Trustee	06/2002 to present	President of Coburn Capital Group and member of Triton Realty Partners; Trustee, Nicholas-Applegate Fund; and Trustee, Bramwell Funds. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	31	None

W. Bryant Stooks (64) Trustee	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments); Director, American Agritec LLC (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	31	None

Gerald M. Thorne (67) Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); Partner, Evergreen Partners (resort real estate); and Director, American Orthodontics Corp. Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando- McGlocklin (small business investment company); and Director, VPI Inc. (plastics company).	31	Member of Board of Directors, American Orthodontics Corp.

*	Trustees serve until their successors are duly elected and qualified.

28  OCC Renaissance Fund Annual Report  |  06.30.05

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. (47) President and Chief Executive Officer	12/2004 to present	Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC (formerly Managing Director of Nicholas-Applegate Capital Management LLC).

Newton B. Schott, Jr. (63) Vice President and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, Allianz Global Investors Distributors LLC (“AGID”). Formerly, Executive Vice President, AGID.

Henrik P. Larsen (35) Vice President	02/2000 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

Andrew J. Meyers (44) Vice President	12/2004 to present	Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC.

Jeffrey M. Sargent (42) Vice President	02/1996 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Garlin G. Flynn (59) Assistant Secretary	03/1995 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.

Richard H. Kirk (44) Assistant Secretary	12/2004 to present	Senior Vice President, Associate General Counsel, Allianz Global Investors of America L.P. (since 2004). Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004); Associate General Counsel, Friedman, Billings, Ramsey, Inc. (2000-2002).

John P. Hardaway (48) Treasurer and Principal Financial Accounting Officer	08/1995 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Lawrence Altadonna (39) Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Municipal Advantage Fund, Inc., PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund and PIMCO Global StocksPLUS & Income Fund; Treasurer, Fixed Income SHares; Assistant Treasurer, Premier VIT (formerly PIMCO Advisors VIT). Formerly, Director of Fund Administration, Prudential Investments.

Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

**	The officers of the Trust are re-appointed annually by the Board of Trustees.

06.30.05  |  OCC Renaissance Fund Annual Report  29

Trustees and Officers of Allianz Funds (Unaudited) (Cont.)

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian S. Shlissel (40) Assistant Treasurer	06/2005 to present	Executive Vice President, Allianz Global Investors Fund Management LLC; Trustee, President and Chief Executive Officer, Premier VIT; President and Chief Executive Officer, Fixed Income SHares, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas Applegate International & Premium Strategy Fund; PIMCO Global StocksPLUS & Income Fund and Municipal Advantage Fund, Inc.

Youse Guia (32) Chief Compliance Officer	09/2004 to present	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer, Allianz Funds, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund, Municipal Advantage Fund, Inc., PIMCO Global StocksPLUS and Income Fund, Fixed Income SHares and Premier VIT. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

**	The officers of the Trust are re-appointed annually by the Board of Trustees.

30  OCC Renaissance Fund Annual Report  |  06.30.05

Board Approval of Investment Advisory and Portfolio Management Agreements (Unaudited)

Each year, the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), is required to determine whether to continue the Trust’s advisory agreements. In March 2005, the Board and the Independent Trustees approved the continuation of the Trust’s Amended and Restated Investment Advisory Agreement with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements with Oppenheimer Capital LLC (the “Sub-Adviser”) (collectively, the “Agreements”) for the period ending December 31, 2005, following the recommendation of the Independent Trustees. The material factors and conclusions that formed the basis for the Independent Trustees’ recommendation and the subsequent approval by the Board and the Independent Trustees are required to be in this report and are discussed below.

Review Process

The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the investment manager furnish, such information as may reasonably be necessary to evaluate the terms of the Trust’s advisory agreements. The Trustees began their formal review process in September, 2004. At the September, 2004 Board meeting, in conjunction with the renewal of the Fund’s distribution arrangements, the Independent Trustees informed management that they would be seeking fee breakpoints in connection with the renewal of the Fund’s advisory and/or administration arrangements with the Adviser. After evaluating the Adviser’s assertion that the Fund’s advisory fee was in line with industry peers, the Independent Trustees concluded that breakpoints in the administrative fee were an effective way to share economies of scale with fund shareholders. The Independent Trustees and the Adviser exchanged a number of proposals concerning fee rates and breakpoints for administrative services before agreeing on the fee reductions ultimately approved by the Board and the Independent Trustees. The Board and the Independent Trustees each received assistance and advice, including written memoranda, regarding the legal standards applicable to the consideration of advisory arrangements from counsel to the Trust and independent counsel to the Independent Trustees, respectively. The Independent Trustees discussed the continuation of the Agreements with representatives of the Adviser and in private multiple sessions with independent legal counsel at which no representatives of the Adviser were present. The Independent Trustees and Board, in approving the continuation of the Agreements, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

Materials Reviewed

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Adviser, its affiliates and the Sub-Adviser, including reports on: the Fund’s investment results; portfolio construction; portfolio composition; portfolio trading practices; shareholder services; and other information relating to the nature, extent and quality of services provided by the Adviser, its affiliates and the Sub-Adviser to the Fund. In addition, in connection with its annual consideration of the Agreements, the Board requested and reviewed supplementary information regarding the terms of the Agreements, the Fund’s investment results, advisory fee and total expense comparisons, financial and profitability information regarding the Adviser and its affiliates, descriptions of various functions undertaken by the Adviser, such as compliance monitoring, and information about the personnel providing investment management and administrative services to the Fund. The Board also requested and evaluated performance and expense information for other investment companies compiled by Lipper Inc., a third-party data provider (“Lipper”). In addition, the Independent Trustees retained an independent industry consultant who produced a report addressing, among other things, comparative fee data. The Board and the Independent Trustees also considered information regarding “revenue sharing” arrangements that Allianz Global Investors Distributors LLC (“AGID”), the Trust’s principal underwriter, and its affiliates have entered into with various intermediaries that sell shares of the Fund and payments by the Adviser to those intermediaries for sub-transfer agency services as described in the Trust’s registration statement. The Board also requested and reviewed information relating to the fees paid and services rendered under the Administration Agreement between the Fund and the Adviser, as well as information regarding other so-called “fall-out” benefits to the Adviser and its affiliates due to their other relationships with the Fund. The Board and the Independent Trustees also received and reviewed comparative performance information regarding the Fund at each of the quarterly Board meetings.

Nature, Extent and Quality of Services

Nature and Extent of Services – In considering the continuation of the Agreements for the current year, the Board and the Independent Trustees evaluated the nature and extent of the services provided by the Adviser, its affiliates and the Sub-Adviser. The Sub-Adviser formulates the Fund’s investment policies (subject to the terms of the prospectus), analyzes economic trends, evaluates the risk/return characteristics of the Fund, constructs the Fund’s portfolio, monitors the Fund’s investment performance, and reports to the Board and the Independent Trustees. The Board and the

06.30.05  |  OCC Renaissance Fund Annual Report  31

Board Approval of Investment Advisory and Portfolio Management Agreements (Unaudited) (Cont.)

Independent Trustees considered information concerning the investment philosophy and investment process used by the Sub-Adviser in managing the Fund. In this context, the Board and the Independent Trustees considered the in-house research capabilities of the Sub-Adviser as well as other resources available to the Sub-Adviser, including research services available to the Sub-Adviser as a result of securities transactions effected for the Fund and other investment advisory clients of the Sub-Adviser. The Trustees considered the scope and quality of services provided by the Adviser and the Sub-Adviser under the Agreements, and noted that the services required to be provided had expanded over time as a result of regulatory and other developments. The Board and the Independent Trustees considered the managerial and financial resources available to the Adviser and the Sub-Adviser. The Board and the Independent Trustees noted that the standard of care under the Agreements was comparable to that found in many investment advisory agreements, and considered the record of the Adviser in resolving potential disputes arising under its investment advisory agreement with the Trust in the best interests of shareholders.

The Board, including the Independent Trustees, took into account the “unitary fee” structure of the Fund under which (a) certain services ordinarily the financial responsibility of a mutual fund (e.g., custody, transfer agency, legal and accounting services) are, in the case of the Fund, paid for by the Adviser out of its administrative fee and (b) administrative services frequently covered in a mutual fund’s advisory contract are dealt with under the Fund’s Administration Agreement with the Adviser.

Quality of Services — The Board and the Independent Trustees considered the quality of the services provided by the Adviser and the Sub-Adviser and the quality of the resources of each that are available to the Fund. The Board and the Independent Trustees considered the experience and professional qualifications of the personnel of the Adviser, its affiliates and the Sub-Adviser and the size and functions of their staffs as well as the reputations of the Adviser and the Sub-Adviser. The Board and the Independent Trustees considered the complexity of managing the Fund relative to other types of funds. The Board and the Independent Trustees also received and reviewed information regarding the quality of non-investment advisory services provided to the Fund by the Adviser under the Administration Agreement. The Board and the Independent Trustees considered that the scope of the services provided to the Fund by the Adviser and the Sub-Adviser were consistent with the Fund’s operational requirements, including, in addition to its investment objective, compliance with the Fund’s investment restrictions, tax and reporting requirements and related shareholder services. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that, overall, they were satisfied with the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser (including those provided under the Administration Agreement).

Portfolio Management Services and Performance

In their evaluation of the quality of the portfolio management services provided by the Sub-Adviser, the Board and the Independent Trustees considered the experience of the Fund’s portfolio managers. The Board and the Independent Trustees considered whether the Fund operated within its investment objective and its record of compliance with its investment restrictions. The Board and the Independent Trustees reviewed information comparing the Fund’s historical performance to relevant market indices and to performance information for other investment companies with similar investment objective over the 1-, 3-, 5- and 10-year periods ended September 30, 2004 derived from data compiled by Lipper. The Board and the Independent Trustees reviewed performance for the period ended December 31, 2004 for the Fund. The Board and the Independent Trustees also took into account steps taken by the Adviser to change the Sub-Adviser for the Fund. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the Adviser’s and the Sub-Adviser’s performance record and process used in managing the Fund was sufficient to merit approval of the continuation of the Agreements.

Management Fees and Expenses

The Board and the Independent Trustees reviewed information, including comparative information provided by Lipper, regarding the advisory, administrative and distribution fees paid to the Adviser and its affiliates and the total expenses borne by the Fund. The Board and the Independent Trustees reviewed the administrative fees paid by the Fund to the Adviser, as well as the distribution (12b-1) fees paid to AGID. They considered the Fund’s management fees relative to its respective peer group as determined by Lipper and the input provided by the independent industry consultant. The Board and the Independent Trustees considered the anticipated effect of proposed administrative fee reductions for the Fund. The Board and the Independent Trustees also considered the fees that the Sub-Adviser charges other clients with investment objective similar to the Fund. The Board and the Independent Trustees reviewed materials from the Adviser describing the differences in services provided to these other clients, which noted that typically more services were provided to the Fund than these other clients and that because of the constant issuance and redemption of fund shares,

32  OCC Renaissance Fund Annual Report  |  06.30.05

the Fund was more difficult to manage than institutional accounts. The Board and the Independent Trustees noted that the Adviser (not the Fund) pays the Sub-Adviser from its advisory fee. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the fees to be charged under the Agreements represent reasonable compensation to the Adviser in light of the services provided.

Profitability and Possible Economies of Scale

Profitability — The Board and the Independent Trustees reviewed information regarding the cost of services provided by the Adviser, its affiliates and the Sub-Adviser and the profitability (before and after distribution expenses and prior to taxes) of the Adviser’s relationship with the Fund. The Board and the Independent Trustees considered information provided by Lipper regarding the pre- and post-marketing profitability of other investment advisers with publicly-traded parent companies. The Independent Trustees also reviewed and considered a profitability analysis prepared at their direction by PricewaterhouseCoopers LLP, independent accountants for the Fund. The Board and the Independent Trustees recognized that it is difficult to make comparisons of profitability from fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Board and the Independent Trustees considered the impact of fees on the profitability of the Adviser. The Board and the Independent Trustees also considered the effect on the Adviser’s revenues of new breakpoints in the Fund’s administrative fee structure at current asset levels and in light of projected growth. In addition, the Board and the Independent Trustees considered information regarding the direct and indirect benefits the Adviser and the Sub-Adviser receive as a result of their relationships with the Fund, including compensation paid to the Adviser, the Sub-Adviser and their affiliates, including administrative fees paid to the Adviser and 12b-1 fees and sales charges to AGID as well as research provided to the Sub-Adviser in connection with portfolio transactions effected on behalf of the Fund (soft dollar arrangements), and reputational benefits.

Economies of Scale — The Board and the Independent Trustees reviewed the extent to which the Adviser and the Sub-Adviser may realize economies of scale in managing and supporting the Fund. The Board and the Independent Trustees considered the extent to which any economies of scale might be realized (if at all) by the Adviser or the Sub-Adviser across a variety of products and services, including the Fund, and not only in respect of the Fund.

The Board and the Independent Trustees noted that the advisory and sub-advisory fee schedules for the Fund do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board and the Independent Trustees concluded that breakpoints in the administrative fee were an effective way to share any economies of scale with fund shareholders. The Board and the Independent Trustees noted that the agreed to administrative fee breakpoints for the Fund also would have an immediate impact on the Fund’s expense ratio.

The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not excessive and that the Adviser and the Sub-Adviser were sharing economies of scale, if any, with the Fund and its shareholders.

Additional Considerations

The Board and the Independent Trustees also considered possible conflicts of interest associated with the provision of investment advisory services by the Adviser and the Sub-Adviser to other clients. The Trustees considered the procedures of the Sub-Adviser designed to fulfill their fiduciary duties to advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Adviser and the Sub-Adviser in these matters. The Board and the Independent Trustees also received and considered information concerning procedures of the Sub-Adviser with respect to the execution of portfolio transactions.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the Agreements, including the fees payable to the Adviser and the Sub-Adviser, are fair and reasonable to the Fund and its shareholders given the scope and quality of the services provided to the Fund and such other considerations as the Trustees considered relevant in the exercise of their reasonable business judgment and that the continuation of the Agreements was in the best interests of the Fund and its shareholders. The Board and Independent Trustees unanimously approved the continuation of the Agreements.

06.30.05  |  OCC Renaissance Fund Annual Report  33

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Allianz Funds

Investment Adviser and Administrator	Allianz Global Investors Fund Management LLC (“AGIFM”), 1345 Avenue of the Americas, New York, NY 10105

Sub-Adviser	Oppenheimer Capital LLC, 1345 Avenue of the Americas, New York, NY 10105

Distributor	Allianz Global Investors Distributors LLC (“AGID”), 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For Allianz Funds account information contact your financial advisor, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com.

Receive this report electronically and

eliminate paper mailings. To enroll, go to

www. allianzinvestors.com/edelivery.

AZ038AR_13125

Allianz Funds

Annual Report

JUNE 30, 2005

Domestic Stock Funds

Share Class D

GROWTH STOCK FUNDS

RCM Large-Cap Growth Fund

PEA Growth Fund

NACM Growth Fund

RCM Targeted Core Growth Fund

(Formerly RCM Tax-Managed Growth Fund)

RCM Mid-Cap Fund

PEA Target Fund

BLEND STOCK FUNDS

OCC Core Equity Fund

PEA Growth & Income Fund

CCM Capital Appreciation Fund

CCM Mid-Cap Fund

VALUE STOCK FUNDS OCC Value Fund NFJ Large-Cap Value Fund NFJ Dividend Value Fund OCC Renaissance Fund NACM Flex-Cap Value Fund NFJ Small-Cap Value Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

2  Allianz Funds Annual Report  |  06.30.05

Letter to Shareholders

Dear Shareholders:

U.S. stocks produced moderate returns over the past year ended June 30, 2005, despite volatility stemming from concerns about rising oil prices and geopolitical unrest. Most of the market’s gains occurred in the fourth quarter of 2004, fueled in part by positive earnings news and improving productivity.

The broader stock market, as measured by the S&P 500 Index, was up 6.32% from July 1, 2004 through June 30, 2005. Value stocks far outperformed growth stocks, while the energy and utilities sectors produced particularly strong returns. International stocks also fared well, with the MSCI EAFE Index returning 14.12% during the reporting period. From quarter to quarter, however, many market segments in the U.S. and abroad experienced considerable swings, moving up one month and down the next.

The results over the past year serve yet again as a reminder of the importance of maintaining a well-diversified portfolio. Investors should keep their focus on the long term, with an asset allocation plan appropriate for their goals and risk tolerance. These tried-and-true principles can help investors weather short-term market volatility.

In other news, I am pleased to report that the NFJ International Value Fund and OCC Core Equity Fund are now available, having opened to investors in March 2005. These new equity funds are managed by NFJ Investment Group and Oppenheimer Capital, respectively, which are both Allianz-owned investment firms.

Finally, I would like to remind you that the PIMCO Funds Multi-Manager Series stock funds were collectively renamed the Allianz Funds on April 1st, as you can see in this report. Our company name also changed to Allianz Global Investors on the same date. Importantly, our entire mutual fund family, which includes both the Allianz Funds and PIMCO Funds (those managed by PIMCO), remains fully exchangeable and is accessible through your financial advisor as in the past.

Should you have any questions concerning this report, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit www.allianzinvestors.com.

As always, thank you for the trust you have placed in us.

Sincerely,

E. Blake Moore, Jr.

President

July 31, 2005

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 888-877-4626. Please read this prospectus carefully before you invest or send money.

Allianz Funds Annual Report  |  06.30.05 3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (D) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in (month/year): CCM Capital Appreciation (4/98), CCM Mid-Cap (4/98), NFJ Dividend Value (10/01), NFJ Large-Cap Value (7/02), NFJ Small-Cap Value (6/02), OCC Value (4/98), PEA Growth and Income (7/00), RCM Large-Cap Growth (3/99), RCM Mid-Cap (12/00), RCM Targeted Core Growth (12/98). The oldest share class for the following Fund is the A shares, and the D shares were first offered in (month/year): PEA Target (6/00). The oldest share class for the following Funds is the C shares, and the D shares were first offered in (month/year): OCC Renaissance (4/98) and PEA Growth (1/00). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.allianzinvestors.com, 1-888-877-4626.

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on form N–Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-426-0107. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information about how the Funds voted proxies relating to portfolio securities held during the year, July 1, 2004 through June 30, 2005, is available without charge, upon request, by calling the Trust at 1-800-426-0107, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the SEC’s Web site at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-426-0107, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the SEC’s Web site at http://www.sec.gov.

4  Allianz Funds Annual Report  |  06.30.05

Important Information About the Funds (cont.)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 01/01/05 to 06/30/05.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Allianz Funds Annual Report  |  06.30.05 5

A BLEND STOCK FUND

CCM Capital Appreciation Fund

•	CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and whose stocks is reasonably valued by the market.

•	The Fund’s Class D Shares returned 10.65% for the year ended June 30, 2005. This return exceeded the 6.32% return of the Fund’s benchmark, the S&P 500 Index.

•	The U.S. stock market delivered moderate gains, thanks in large part to a rally in the fourth quarter of 2004. Over the course of the year, investors were distracted by external factors, including rising oil prices, the threat of inflation and continued geopolitical uncertainty.

•	Relative performance was helped by overweight exposure and strong stock selection in technology. One standout in this area was Fund holding Apple Computer, which rose more than 125% on strong sales of its iPod.

•	The Fund also benefited from overweight exposure to the energy sector. Energy was the top performing industry over the 12-month period, supported by crude oil prices that topped more than $60 a barrel. Fund holdings in this industry that did particularly well included Occidental Petroleum and ConocoPhilips.

•	The Fund’s relative performance was hindered by disappointing stock selection in the consumer staples sector. For example, Procter & Gamble, Avon and Coca-Cola all delivered weak returns. The Fund has since eliminated several of these holdings from the portfolio.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (03/08/91)
CCM Capital Appreciation Class D	10.65%	-1.36%	10.53%	11.72%
S&P 500 Index	6.32%	-2.37%	9.94%	—
Lipper Multi-Cap Growth Fund Average	5.13%	-8.55%	8.48%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,012.50	$1,019.34
Expenses Paid During Period	$5.49	$5.51

Expenses are equal to the expense ratio for the class 1.10% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	CCM Capital Appreciation Fund D	S&P 500 Index

03/31/1991	10,000	10,000
04/30/1991	9,705	10,024
05/31/1991	10,182	10,457
06/30/1991	9,630	9,978
07/31/1991	10,316	10,443
08/31/1991	10,636	10,691
09/30/1991	10,486	10,512
10/31/1991	10,842	10,653
11/30/1991	10,523	10,224
12/31/1991	11,982	11,393
01/31/1992	11,863	11,181
02/29/1992	11,988	11,327
03/31/1992	11,590	11,106
04/30/1992	11,561	11,432
05/31/1992	11,606	11,488
06/30/1992	11,237	11,317
07/31/1992	11,561	11,780
08/31/1992	11,270	11,539
09/30/1992	11,563	11,674
10/31/1992	11,962	11,714
11/30/1992	12,659	12,113
12/31/1992	12,831	12,262
01/31/1993	13,263	12,364
02/28/1993	13,099	12,533
03/31/1993	13,700	12,797
04/30/1993	13,360	12,488
05/31/1993	13,962	12,822
06/30/1993	14,181	12,860
07/31/1993	13,975	12,808
08/31/1993	14,482	13,294
09/30/1993	14,903	13,192
10/31/1993	14,935	13,465
11/30/1993	14,632	13,337
12/31/1993	15,043	13,498
01/31/1994	15,568	13,957
02/28/1994	15,352	13,578
03/31/1994	14,581	12,986
04/30/1994	14,631	13,152
05/31/1994	14,615	13,368
06/30/1994	14,199	13,041
07/31/1994	14,541	13,469
08/31/1994	14,971	14,021
09/30/1994	14,565	13,678
10/31/1994	14,895	13,986
11/30/1994	14,209	13,476
12/31/1994	14,345	13,676
01/31/1995	14,331	14,031
02/28/1995	15,042	14,578
03/31/1995	15,697	15,008
04/30/1995	16,232	15,450
05/31/1995	16,821	16,067
06/30/1995	17,544	16,440
07/31/1995	18,512	16,986
08/31/1995	18,686	17,028
09/30/1995	19,421	17,747
10/31/1995	19,052	17,683
11/30/1995	19,631	18,460
12/31/1995	19,596	18,815
01/31/1996	20,249	19,456
02/29/1996	21,010	19,636
03/31/1996	21,043	19,825
04/30/1996	21,301	20,117
05/31/1996	21,833	20,636
06/30/1996	21,786	20,715
07/31/1996	20,683	19,800
08/31/1996	21,567	20,217
09/30/1996	22,883	21,355
10/31/1996	23,452	21,944
11/30/1996	25,151	23,603
12/31/1996	24,750	23,135
01/31/1997	26,185	24,581
02/28/1997	25,907	24,773
03/31/1997	24,954	23,756
04/30/1997	25,742	25,174
05/31/1997	27,377	26,706
06/30/1997	28,540	27,903
07/31/1997	31,615	30,123
08/31/1997	30,420	28,436
09/30/1997	32,254	29,993
10/31/1997	31,664	28,991
11/30/1997	32,461	30,333
12/31/1997	33,091	30,854
01/31/1998	32,558	31,195
02/28/1998	34,939	33,445
03/31/1998	36,868	35,158
04/30/1998	36,865	35,511
05/31/1998	36,240	34,901
06/30/1998	37,780	36,319
07/31/1998	36,692	35,932
08/31/1998	30,693	30,737
09/30/1998	32,405	32,706
10/31/1998	33,886	35,366
11/30/1998	36,065	37,510
12/31/1998	38,763	39,671
01/31/1999	40,015	41,330
02/28/1999	38,406	40,045
03/31/1999	39,328	41,648
04/30/1999	40,673	43,261
05/31/1999	39,266	42,239
06/30/1999	41,626	44,584
07/31/1999	40,077	43,192
08/31/1999	39,280	42,977
09/30/1999	38,278	41,800
10/31/1999	40,950	44,445
11/30/1999	42,903	45,349
12/31/1999	47,382	48,020
01/31/2000	46,070	45,608
02/29/2000	49,723	44,744
03/31/2000	52,120	49,121
04/30/2000	49,816	47,643
05/31/2000	49,074	46,665
06/30/2000	51,130	47,816
07/31/2000	50,542	47,068
08/31/2000	56,379	49,991
09/30/2000	55,658	47,352
10/31/2000	54,194	47,152
11/30/2000	51,034	43,435
12/31/2000	53,836	43,647
01/31/2001	50,988	45,195
02/28/2001	48,383	41,074
03/31/2001	45,669	38,472
04/30/2001	48,249	41,462
05/31/2001	48,543	41,740
06/30/2001	46,441	40,724
07/31/2001	45,271	40,323
08/31/2001	43,383	37,799
09/30/2001	40,802	34,747
10/31/2001	40,720	35,409
11/30/2001	42,797	38,126
12/31/2001	43,503	38,460
01/31/2002	42,972	37,898
02/28/2002	41,748	37,168
03/31/2002	43,292	38,566
04/30/2002	41,881	36,227
05/31/2002	41,215	35,960
06/30/2002	38,816	33,399
07/31/2002	35,268	30,796
08/31/2002	35,374	30,999
09/30/2002	32,629	27,630
10/31/2002	34,280	30,062
11/30/2002	34,705	31,830
12/31/2002	33,213	29,960
01/31/2003	32,868	29,175
02/28/2003	32,440	28,737
03/31/2003	33,135	29,016
04/30/2003	34,974	31,407
05/31/2003	36,894	33,061
06/30/2003	37,185	33,483
07/31/2003	38,011	34,073
08/31/2003	38,995	34,738
09/30/2003	38,461	34,369
10/31/2003	40,861	36,313
11/30/2003	41,233	36,633
12/31/2003	42,057	38,554
01/31/2004	42,591	39,262
02/29/2004	43,337	39,807
03/31/2004	43,363	39,207
04/30/2004	41,286	38,591
05/31/2004	41,979	39,121
06/30/2004	43,150	39,881
07/31/2004	40,993	38,562
08/31/2004	40,993	38,718
09/30/2004	42,301	39,137
10/31/2004	43,235	39,735
11/30/2004	45,899	41,342
12/31/2004	47,161	42,749
01/31/2005	46,279	41,707
02/28/2005	47,644	42,585
03/31/2005	46,949	41,831
04/30/2005	45,503	41,038
05/31/2005	47,054	42,343
06/30/2005	47,751	42,403

Sector Breakdown *

Short-Term Instruments	19.0%
Technology	17.9%
Healthcare	14.2%
Financial & Business Services	13.2%
Energy	8.8%
Consumer Services	5.2%
Consumer Discretionary	4.8%
Other	16.9%

*	% of total investments as of June 30, 2005

6  Allianz Funds Annual Report  |  06.30.05

A BLEND STOCK FUND

CCM Mid-Cap Fund

•	CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with market capitalizations of more than $500 million, excluding the 200 largest capitalization companies.

•	The Fund’s Class D Shares returned 15.11% for the year ended June 30, 2005. This return trailed the 17.11% return of the Fund’s benchmark, the Russell Mid-Cap Index.

•	The U.S. stock market, as measured by the S&P 500, delivered moderate gains, thanks in large part to a rally in the fourth quarter of 2004. Over the course of the year, investors were distracted by external factors, including rising oil prices, the threat of inflation and continued geopolitical uncertainty.

•	The Fund delivered strong absolute performance but trailed its benchmark. This relative performance was due in part to an underweight exposure to financials and utilities. An underweighting of the consumer discretionary sector also hurt performance.

•	The Fund benefited from overweight exposure to the energy sector. Energy was a strong performer over the 12-month period, supported by crude oil prices that topped more than $60 a barrel. EOG Resources and Noble Energy were two names that did particularly well for the Fund in this sector.

•	Relative performance was also helped by strong stock selection in healthcare. The top performing stock for the Fund in this industry was PacifiCare Health Systems. PacifiCare is a managed care provider that was the object of a takeover bid from UnitedHealth.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (08/26/91)
CCM Mid-Cap Class D	15.11%	2.05%	11.41%	12.19%
Russell Mid-Cap Index	17.11%	7.34%	12.90%	—
Lipper Mid-Cap Growth Fund Average	7.81%	-5.05%	8.22%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,037.10	$1,019.34
Expenses Paid During Period	$5.56	$5.51

Expenses are equal to the expense ratio for the class 1.10% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	CCM Mid-Cap Fund D	Russell Mid-Cap Index
08/31/1991	10,000	10,000
09/30/1991	9,947	9,942
10/31/1991	10,307	10,145
11/30/1991	10,013	9,726
12/31/1991	11,316	10,816
01/31/1992	11,325	11,019
02/29/1992	11,432	11,272
03/31/1992	11,086	10,984
04/30/1992	11,009	11,070
05/31/1992	11,016	11,142
06/30/1992	10,721	10,961
07/31/1992	11,012	11,419
08/31/1992	10,686	11,156
09/30/1992	11,035	11,388
10/31/1992	11,392	11,666
11/30/1992	12,074	12,254
12/31/1992	12,306	12,583
01/31/1993	12,758	12,835
02/28/1993	12,360	12,849
03/31/1993	12,860	13,267
04/30/1993	12,504	12,916
05/31/1993	13,035	13,326
06/30/1993	13,434	13,476
07/31/1993	13,265	13,541
08/31/1993	13,917	14,143
09/30/1993	14,286	14,198
10/31/1993	14,136	14,209
11/30/1993	13,737	13,880
12/31/1993	14,191	14,383
01/31/1994	14,480	14,779
02/28/1994	14,455	14,578
03/31/1994	13,924	13,957
04/30/1994	13,970	14,053
05/31/1994	13,712	14,072
06/30/1994	13,251	13,656
07/31/1994	13,546	14,124
08/31/1994	14,251	14,794
09/30/1994	13,882	14,432
10/31/1994	14,157	14,543
11/30/1994	13,483	13,901
12/31/1994	13,800	14,082
01/31/1995	13,663	14,371
02/28/1995	14,490	15,115
03/31/1995	14,951	15,547
04/30/1995	15,284	15,782
05/31/1995	15,806	16,300
06/30/1995	16,733	16,848
07/31/1995	18,306	17,666
08/31/1995	18,442	17,937
09/30/1995	18,699	18,342
10/31/1995	18,407	17,932
11/30/1995	18,755	18,824
12/31/1995	18,873	18,933
01/31/1996	19,240	19,332
02/29/1996	19,701	19,786
03/31/1996	19,941	20,073
04/30/1996	20,351	20,641
05/31/1996	20,688	20,953
06/30/1996	20,261	20,638
07/31/1996	19,285	19,361
08/31/1996	20,331	20,283
09/30/1996	21,751	21,285
10/31/1996	21,889	21,455
11/30/1996	23,214	22,762
12/31/1996	23,189	22,530
01/31/1997	24,132	23,373
02/28/1997	23,721	23,338
03/31/1997	23,036	22,346
04/30/1997	23,522	22,902
05/31/1997	25,140	24,573
06/30/1997	26,353	25,377
07/31/1997	28,787	27,494
08/31/1997	28,738	27,194
09/30/1997	30,755	28,747
10/31/1997	30,095	27,628
11/30/1997	30,294	28,286
12/31/1997	30,992	29,067
01/31/1998	30,430	28,520
02/28/1998	32,211	30,750
03/31/1998	33,191	32,208
04/30/1998	33,661	32,289
05/31/1998	32,501	31,291
06/30/1998	33,109	31,724
07/31/1998	32,155	30,211
08/31/1998	26,415	25,377
09/30/1998	28,320	27,019
10/31/1998	29,093	28,862
11/30/1998	30,693	30,227
12/31/1998	33,410	31,998
01/31/1999	31,960	31,944
02/28/1999	30,221	30,880
03/31/1999	30,366	31,847
04/30/1999	31,918	34,200
05/31/1999	31,844	34,101
06/30/1999	33,191	35,305
07/31/1999	32,262	34,334
08/31/1999	31,175	33,445
09/30/1999	30,579	32,267
10/31/1999	31,607	33,797
11/30/1999	33,418	34,770
12/31/1999	37,585	37,830
01/31/2000	36,672	36,578
02/29/2000	44,637	39,391
03/31/2000	46,462	41,648
04/30/2000	43,577	39,678
05/31/2000	42,636	38,626
06/30/2000	44,550	39,770
07/31/2000	43,548	39,324
08/31/2000	47,406	43,091
09/30/2000	48,032	42,475
10/31/2000	47,177	41,821
11/30/2000	44,030	38,057
12/31/2000	48,081	40,953
01/31/2001	45,874	41,613
02/28/2001	44,402	39,079
03/31/2001	42,235	36,656
04/30/2001	43,688	39,790
05/31/2001	43,884	40,530
06/30/2001	42,032	40,149
07/31/2001	40,023	39,001
08/31/2001	38,550	37,499
09/30/2001	36,064	32,977
10/31/2001	36,024	34,283
11/30/2001	37,476	37,155
12/31/2001	38,619	38,649
01/31/2002	37,677	38,417
02/28/2002	37,255	38,010
03/31/2002	38,838	40,291
04/30/2002	38,896	39,509
05/31/2002	38,196	39,062
06/30/2002	35,732	36,445
07/31/2002	32,309	32,888
08/31/2002	32,571	33,069
09/30/2002	30,887	30,017
10/31/2002	31,669	31,533
11/30/2002	31,868	33,721
12/31/2002	30,788	32,392
01/31/2003	30,347	31,738
02/28/2003	29,968	31,319
03/31/2003	30,148	31,629
04/30/2003	31,752	33,926
05/31/2003	34,235	37,030
06/30/2003	34,817	37,404
07/31/2003	35,478	38,638
08/31/2003	36,940	40,315
09/30/2003	36,161	39,811
10/31/2003	39,166	42,849
11/30/2003	40,047	44,053
12/31/2003	40,207	45,374
01/31/2004	41,449	46,695
02/29/2004	42,353	47,699
03/31/2004	42,713	47,708
04/30/2004	40,509	45,957
05/31/2004	41,672	47,097
06/30/2004	42,834	48,401
07/31/2004	40,148	46,286
08/31/2004	39,787	46,485
09/30/2004	41,709	47,996
10/31/2004	42,752	49,321
11/30/2004	45,736	52,324
12/31/2004	47,538	54,554
01/31/2005	46,634	53,201
02/28/2005	48,397	54,844
03/31/2005	47,516	54,411
04/30/2005	45,354	52,675
05/31/2005	48,121	55,199
06/30/2005	49,305	56,683

Sector Breakdown *

Technology	15.6%
Short-Term Instruments	14.2%
Healthcare	12.4%
Financial & Business Services	11.8%
Consumer Discretionary	9.7%
Consumer Services	7.6%
Energy	7.4%
Materials & Processing	4.3%
Other	17.0%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05 7

A VALUE STOCK FUND

NACM Flex-Cap Value Fund

•	NACM Flex-Cap Value Fund seeks long-term capital appreciation by investing in U.S. companies that are, in the opinion of the manager, undervalued in the market place.

•	The Fund’s Class D Shares gained 8.74% for the twelve months ended June 30, 2005. The Fund’s benchmark, the Russell 3000 Value Index, returned 14.10% over the same time period.

•	Driven by strength in the latter part of 2004, major U.S. equity indexes posted gains during the twelve-month period. Value stocks (Russell 3000 Value Index) rose 14.10%, outpacing growth stocks (Russell 3000 Growth Index), which advanced 1.90%. While value stocks in all market capitalization ranges performed well, mid-cap value stocks (Russell Midcap Value Index) were the clear winners, up 21.79%.

•	The Fund was underweight energy and utilities, which hurt results versus the benchmark as these sectors were the best performers in the Russell 3000 Value Index. Energy stocks increased amid a more than 50% surge in oil prices, while utilities’ steady earnings and attractive dividend yields captured investor attention. Stock selection and an overweight in information technology, a sector that lagged, was also unfavorable. A notable detractor was Mattson Technology, a maker of semiconductor manufacturing equipment that experienced declining orders.

•	Holdings in the consumer discretionary and health care sectors helped relative performance, driven by positive stock selection. Among the best-performing names were Dixie Group, a manufacturer of floor covering products, and Nektar Therapeutics, a supplier of drug delivery systems. Dixie Group benefited from strong commercial and residential carpet sales. Nektar advanced on improved operating results and favorable news on the development of an inhaled form of insulin for which it is providing the inhalation technology.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (07/19/02)
NACM Flex-Cap Value Class D	8.74%	—	—	20.78%
Russell 3000 Value Index	14.10%	—	—	—
Lipper Multi-Cap Value Fund Average	10.72%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$959.40	$1,018.10
Expenses Paid During Period	$6.56	$6.76

Expenses are equal to the expense ratio for the class 1.35% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NACM Flex-Cap Value D	Russell 3000 Value Index
7/31/2002	10,000	10,000
8/31/2002	10,062	10,067
9/30/2002	8,827	8,976
10/31/2002	9,591	9,602
11/30/2002	10,488	10,218
12/31/2002	10,015	9,774
1/31/2003	9,788	9,535
2/28/2003	9,427	9,276
3/31/2003	9,571	9,298
4/30/2003	10,412	10,121
5/31/2003	11,099	10,801
6/30/2003	11,189	10,939
7/31/2003	11,469	11,129
8/31/2003	11,776	11,321
9/30/2003	11,767	11,209
10/31/2003	12,688	11,911
11/30/2003	12,887	12,096
12/31/2003	13,417	12,817
1/31/2004	13,882	13,059
2/29/2004	14,292	13,337
3/31/2004	14,217	13,244
4/30/2004	13,761	12,892
5/31/2004	13,882	13,025
6/30/2004	14,246	13,359
7/31/2004	13,762	13,135
8/31/2004	13,836	13,317
9/30/2004	14,125	13,550
10/31/2004	14,581	13,774
11/30/2004	15,532	14,515
12/31/2004	16,147	14,988
1/31/2005	15,795	14,695
2/28/2005	15,981	15,165
3/31/2005	15,580	14,948
4/30/2005	15,160	14,638
5/31/2005	15,473	15,035
6/30/2005	15,494	15,243

Sector Breakdown *

Financial & Business Services	27.9%
Energy	10.7%
Technology	9.5%
Capital Goods	8.7%
Consumer Services	8.0%
Short-Term Instruments	7.7%
Healthcare	6.6%
Other	20.9%

*	% of total investments as of June 30, 2005

8  Allianz Funds Annual Report  |  06.30.05

A GROWTH STOCK FUND

NACM Growth Fund

•	NACM Growth Fund seeks long-term capital appreciation by investing primarily in growth stocks of U.S. companies with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase.

•	The Fund’s Class D Shares gained 9.05% for the year ended June 30, 2005. This result outperformed the Fund’s benchmark, the Russell 1000 Growth Index, which rose 1.69% over the same time period.

•	The broad U.S. stock market posted a solid advance during the one-year period, with gains concentrated in the fourth quarter of 2004. While outperforming in the second quarter of 2005, the 1.69% full-year increase in large-cap growth stocks (Russell 1000 Growth Index) trailed the 14.05% gain in large-cap value stocks (Russell 1000 Value Index).

•	Stock selection in the information technology, health care and financials sectors drove the Fund’s strong results versus its benchmark. Apple Computer was a top performer on robust sales of its iPod and other music-related items. Health insurer UnitedHealth Group experienced strong enrollment growth and favorable industry-wide trends in premiums and medical costs. Chicago Mercantile Exchange, a futures exchange, advanced on increasing transaction volume. The Fund’s overweight in energy was also favorable, as oil prices jumped more than 50% during the period.

•	Although the Fund outperformed its benchmark by a wide margin, there were pockets of relative weakness. For example, an underweight in utilities–the best-performing sector in the Index–was unfavorable. Amid concerns that rising short-term interest rates and gas prices would dampen economic growth, investors were attracted to utilities’ dependable earnings and high dividend payouts.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (07/19/02)
NACM Growth Class D	9.05%	—	—	9.75%
Russell 1000 Growth Index	1.69%	—	—	—
Lipper Large-Cap Growth Fund Average	2.90%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$982.20	$1,018.89
Expenses Paid During Period	$5.85	$5.96

Expenses are equal to the expense ratio for the class 1.19% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NACM Growth Fund D	Russell 1000 Growth Index
7/31/2002	10,000	10,000
8/31/2002	10,074	10,030
9/30/2002	9,411	8,989
10/31/2002	9,917	9,814
11/30/2002	10,267	10,347
12/31/2002	9,291	9,632
1/31/2003	9,107	9,399
2/28/2003	9,080	9,355
3/31/2003	9,356	9,530
4/30/2003	9,927	10,234
5/31/2003	10,203	10,745
6/30/2003	10,313	10,893
7/31/2003	10,589	11,164
8/31/2003	10,811	11,442
9/30/2003	10,516	11,319
10/31/2003	10,958	11,955
11/30/2003	11,069	12,080
12/31/2003	11,073	12,498
1/31/2004	11,362	12,753
2/29/2004	11,287	12,834
3/31/2004	11,046	12,596
4/30/2004	10,757	12,450
5/31/2004	10,990	12,682
6/30/2004	11,102	12,840
7/31/2004	10,497	12,114
8/31/2004	10,403	12,054
9/30/2004	10,906	12,169
10/31/2004	11,288	12,359
11/30/2004	11,893	12,784
12/31/2004	12,324	13,285
1/31/2005	11,887	12,843
2/28/2005	12,125	12,979
3/31/2005	11,991	12,743
4/30/2005	11,506	12,501
5/31/2005	12,105	13,106
6/30/2005	12,105	13,057

Sector Breakdown *

Technology	27.0%
Healthcare	21.4%
Consumer Discretionary	10.7%
Consumer Staples	7.5%
Transportation	5.8%
Energy	5.7%
Consumer Services	5.0%
Capital Goods	4.4%
Short-Term Instruments	2.3%
Other	10.2%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05 9

A VALUE STOCK FUND

NFJ Dividend Value Fund

•	NFJ Dividend Value Fund seeks current income, with long-term growth of capital as a secondary objective, by investing at least 80% of its assets in common stocks that pay or are expected to pay dividends.

•	The Fund’s Class D Shares returned 13.50% for the year ended June 30, 2005. This return trailed the 14.05% return of the Fund’s benchmark, the Russell 1000 Value Index.

•	The U.S. stock market withstood significant volatility over the fiscal year but made little overall progress. Investors reacted to increasing concern over record high oil prices, the threat of inflation and a potential correction in the real estate market. In this environment, value outperformed growth.

•	The Fund’s strong relative performance benefited from stock selection in the energy sector. Energy stocks in general did well over the reporting period, boosted by crude oil prices that rose significantly during the year. Top performers for the Fund in this industry included Marathon Oil, Occidental Petroleum, ConocoPhilips and Chevron. All four of these holdings delivered double-digit returns over the twelve months.

•	Relative performance was also helped by overweight exposure and strong stock selection in the consumer discretionary sector. For example, Fund holding May Department Stores saw its stock price climb more than 50% after it became the object of a takeover by Federated Department Stores. Other standouts in this sector included VF Corp., a clothing manufacturer, and Limited Brands, an apparel retailer.

•	Poor stock selection in the healthcare sector hindered the Fund’s relative performance. Specifically, performance was hurt by the Fund’s position in Merck, a large-cap pharmaceutical company which saw its stock price decline when problems related to its drug Vioxx were made public.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (05/08/00)
NFJ Dividend Value Class D	13.50%	13.26%	—	11.57%
Russell 1000 Value Index	14.05%	6.56%	—	—
S&P 500 Index	6.32%	-2.37%	—	—
Lipper Equity Income Fund Average	10.34%	4.79%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,039.60	$1,019.29
Expenses Paid During Period	$5.61	$5.56

Expenses are equal to the expense ratio for the class 1.11% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NFJ Dividend Value D	Russell 1000 Value	S&P 500 Index
05/31/2000	10,000	10,000	10,000
06/30/2000	9,265	9,543	10,246
07/31/2000	9,448	9,662	10,086
08/31/2000	9,969	10,200	10,713
09/30/2000	10,027	10,293	10,147
10/31/2000	9,976	10,547	10,104
11/30/2000	9,858	10,155	9,308
12/31/2000	10,622	10,664	9,353
01/31/2001	10,862	10,705	9,685
02/28/2001	11,171	10,407	8,802
03/31/2001	11,003	10,040	8,244
04/30/2001	11,823	10,532	8,885
05/31/2001	12,328	10,769	8,945
06/30/2001	12,316	10,529	8,727
07/31/2001	12,509	10,507	8,641
08/31/2001	12,267	10,086	8,100
09/30/2001	11,303	9,376	7,446
10/31/2001	11,189	9,295	7,588
11/30/2001	11,881	9,835	8,170
12/31/2001	12,300	10,068	8,242
01/31/2002	12,354	9,990	8,121
02/28/2002	12,614	10,006	7,965
03/31/2002	13,129	10,479	8,264
04/30/2002	13,162	10,120	7,763
05/31/2002	13,292	10,170	7,706
06/30/2002	12,364	9,587	7,157
07/31/2002	11,262	8,695	6,599
08/31/2002	11,655	8,761	6,643
09/30/2002	10,236	7,787	5,921
10/31/2002	10,818	8,364	6,442
11/30/2002	11,794	8,891	6,821
12/31/2002	11,425	8,505	6,420
01/31/2003	11,085	8,299	6,252
02/28/2003	10,709	8,078	6,158
03/31/2003	10,579	8,091	6,218
04/30/2003	11,296	8,803	6,730
05/31/2003	12,305	9,372	7,085
06/30/2003	12,416	9,489	7,175
07/31/2003	12,676	9,631	7,302
08/31/2003	12,924	9,781	7,444
09/30/2003	12,820	9,685	7,365
10/31/2003	13,662	10,278	7,782
11/30/2003	13,804	10,417	7,850
12/31/2003	14,582	11,059	8,262
01/31/2004	14,811	11,254	8,413
02/29/2004	15,065	11,495	8,530
03/31/2004	14,986	11,394	8,402
04/30/2004	14,781	11,115	8,270
05/31/2004	14,902	11,229	8,383
06/30/2004	15,215	11,494	8,546
07/31/2004	15,069	11,332	8,263
08/31/2004	15,288	11,493	8,297
09/30/2004	15,413	11,671	8,387
10/31/2004	15,510	11,865	8,515
11/30/2004	16,180	12,465	8,859
12/31/2004	16,610	12,883	9,161
01/31/2005	16,300	12,653	8,938
02/28/2005	16,994	13,072	9,126
03/31/2005	16,775	12,893	8,964
04/30/2005	16,500	12,662	8,794
05/31/2005	16,949	12,967	9,074
06/30/2005	17,267	13,109	9,087

Sector Breakdown *

Short-Term Instruments	22.6%
Financial & Business Services	21.8%
Energy	10.8%
Consumer Discretionary	7.8%
Consumer Staples	7.7%
Utilities	6.2%
Healthcare	6.2%
Materials & Processing	4.7%
Communications	4.7%
Other	7.5%

*	% of total investments as of June 30, 2005

10  Allianz Funds Annual Report  |  06.30.05

A VALUE STOCK FUND

NFJ Large-Cap Value Fund

•	NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks issued by large-cap companies that with below average P/E ratios relative to the market and their respective industry groups.

•	The Fund’s Class D Shares returned 15.22% for the year ended June 30, 2005. This return exceeded the 10.68% return of the Fund’s benchmark, the Russell Top 200 Value Index.

•	The U.S. stock market as a whole produced moderate returns amidst continued volatility. Investors distracted by high oil prices, the threat of inflation and signs of slowing economic growth remained generally risk-averse, favoring value over growth. Small-cap stocks outperformed large-caps for much of the reporting period.

•	The Fund delivered strong absolute and relative performance for the period. This performance was due in part to the Fund’s strong stock selection in the energy sector. The Fund was underweight energy, the period’s top performing sector. But, the names we did hold delivered substantial returns, including ConocoPhilips, Occidental Petroleum and Apache Corporation.

•	Relative performance was also helped by stock selection in financials. Top performing names in this sector included Allstate, the insurance company, and Equity Office Properties Trust, a REIT.

•	The Fund did have some areas of weakness, including an overweight in materials and disappointing stock selection in healthcare. Specifically, performance was hurt by the Fund’s position in Merck, a large-cap pharmaceutical company which saw its stock price decline when problems related to its drug Vioxx were made public.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (05/08/00)
NFJ Large-Cap Value Class D	15.22%	11.82%	—	10.81%
Russell Top 200 Value Index	10.68%	3.13%	—	—
Russell Midcap Value Index	21.79%	14.86%	—	—
Lipper Multi-Cap Value Fund Average	10.72%	6.22%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,032.80	$1,019.14
Expenses Paid During Period	$5.75	$5.71

Expenses are equal to the expense ratio for the class 1.14% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NFJ Large Cap Value Fund D	Russell Top 200 Value Index	Russell Midcap Value Index
05/31/2000	10,000	10,000	10,000
06/30/2000	9,519	9,506	9,627
07/31/2000	9,462	9,584	9,852
08/31/2000	10,028	10,095	10,456
09/30/2000	9,963	10,186	10,557
10/31/2000	10,108	10,459	10,757
11/30/2000	9,954	9,970	10,617
12/31/2000	10,624	10,316	11,554
01/31/2001	10,656	10,388	11,512
02/28/2001	10,872	9,996	11,464
03/31/2001	10,678	9,609	11,145
04/30/2001	11,181	10,055	11,758
05/31/2001	11,692	10,254	12,092
06/30/2001	11,685	9,986	11,930
07/31/2001	11,855	9,972	11,882
08/31/2001	11,666	9,485	11,665
09/30/2001	10,715	8,916	10,552
10/31/2001	10,924	8,790	10,608
11/30/2001	11,596	9,258	11,351
12/31/2001	11,927	9,408	11,822
01/31/2002	12,185	9,266	11,941
02/28/2002	12,433	9,223	12,134
03/31/2002	12,846	9,644	12,754
04/30/2002	13,038	9,171	12,746
05/31/2002	13,163	9,244	12,726
06/30/2002	12,372	8,659	12,159
07/31/2002	11,128	7,872	10,968
08/31/2002	11,467	7,918	11,096
09/30/2002	10,138	7,004	9,975
10/31/2002	10,684	7,647	10,292
11/30/2002	11,306	8,128	10,941
12/31/2002	11,055	7,712	10,680
01/31/2003	10,842	7,536	10,384
02/28/2003	10,367	7,305	10,212
03/31/2003	10,270	7,312	10,247
04/30/2003	10,919	7,991	11,026
05/31/2003	11,908	8,431	11,996
06/30/2003	11,934	8,556	12,080
07/31/2003	12,070	8,625	12,455
08/31/2003	12,285	8,687	12,898
09/30/2003	12,277	8,594	12,797
10/31/2003	13,039	9,074	13,736
11/30/2003	13,185	9,135	14,135
12/31/2003	13,821	9,775	14,745
01/31/2004	14,018	9,908	15,135
02/29/2004	14,392	10,105	15,508
03/31/2004	14,377	9,969	15,533
04/30/2004	14,091	9,809	14,876
05/31/2004	14,052	9,840	15,257
06/30/2004	14,441	10,017	15,802
07/31/2004	14,194	9,934	15,373
08/31/2004	14,352	10,067	15,621
09/30/2004	14,685	10,163	16,075
10/31/2004	14,674	10,302	16,447
11/30/2004	15,595	10,745	17,559
12/31/2004	16,111	11,079	18,240
01/31/2005	15,977	10,894	17,815
02/28/2005	16,648	11,211	18,437
03/31/2005	16,335	10,982	18,381
04/30/2005	16,056	10,806	17,896
05/31/2005	16,398	10,957	18,635
06/30/2005	16,640	10,945	19,245

Sector Breakdown *

Financial & Business Services	29.0%
Short-Term Instruments	12.6%
Energy	10.5%
Consumer Staples	10.4%
Materials & Processing	9.7%
Healthcare	6.1%
Consumer Discretionary	5.1%
Capital Goods	3.5%
Communications	3.5%
Consumer Services	2.7%
Other	6.9%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05 11

A VALUE STOCK FUND

NFJ Small-Cap Value Fund

•	NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in the common stocks of companies with market capitalizations of between $100 million and $1.8 billion at the time of investment. The Fund invests primarily in dividend-paying stocks with below-average P/E ratios relative to the market and their respective industry groups.

•	The Fund’s Class D Shares returned 18.53% for the year ended June 30, 2005. This return exceeded the 14.39% return of the Fund’s benchmark, the Russell 2000 Value Index.

•	The U.S. stock market withstood significant volatility over the fiscal year but made little overall progress. Investors reacted to increasing concern over record high oil prices, the threat of inflation and a potential correction in the real estate market. In this environment, value outperformed growth.

•	The Fund’s relative performance was helped by overweight exposure and strong stock selection in the energy sector. Energy was the top performing industry for the 12-month period, supported by rising oil prices. Within the sector, the Fund saw contributions from several of its holdings, including Frontline Ltd., an oil shipping company. The Fund also saw strength from its positions in Vintage Petroleum and Range Resources, both of which are oil and gas exploration companies.

•	Relative performance was also helped by an underweight in the financial services sector, as well as strong stock selection within the industry. The Fund saw particular support from its REIT holdings, including CBL & Associates Properties and Nationwide Health Properties.

•	Select disappointments in the consumer discretionary sector hurt the Fund’s relative performance. For example, Libbey, a manufacturer of glassware, and Kellwood, an apparel manufacturer, saw stock prices fall.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (10/01/91)
NFJ Small-Cap Value Class D	18.53%	19.53%	14.64%	14.06%
Russell 2000 Value Index	14.39%	16.12%	13.89%	—
Russell 2000 Index	9.45%	5.71%	9.90%	—
Lipper Small-Cap Value Fund Average	12.69%	15.06%	12.85%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,049.10	$1,018.65
Expenses Paid During Period	$6.30	$6.21

Expenses are equal to the expense ratio for the class 1.24% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NFJ Small-Cap Value Fund D	Russell 2000 Value Index	Russell 2000 Index
09/30/1991	10,000	10,000	10,000
10/31/1991	10,112	10,114	10,264
11/30/1991	9,879	9,703	9,789
12/31/1991	10,606	10,332	10,573
01/31/1992	11,325	11,197	11,430
02/29/1992	11,704	11,731	11,764
03/31/1992	11,599	11,603	11,366
04/30/1992	11,359	11,443	10,967
05/31/1992	11,364	11,754	11,113
06/30/1992	10,997	11,373	10,590
07/31/1992	11,328	11,801	10,958
08/31/1992	11,152	11,571	10,649
09/30/1992	11,260	11,790	10,894
10/31/1992	11,461	12,065	11,238
11/30/1992	12,272	12,812	12,098
12/31/1992	12,542	13,343	12,519
01/31/1993	13,093	14,051	12,943
02/28/1993	13,027	14,107	12,644
03/31/1993	13,358	14,642	13,054
04/30/1993	13,002	14,290	12,696
05/31/1993	13,219	14,740	13,257
06/30/1993	13,247	14,879	13,339
07/31/1993	13,290	15,134	13,524
08/31/1993	13,728	15,726	14,108
09/30/1993	13,850	16,103	14,506
10/31/1993	14,109	16,471	14,879
11/30/1993	13,851	16,052	14,394
12/31/1993	14,222	16,524	14,886
01/31/1994	14,750	17,113	15,353
02/28/1994	14,723	17,063	15,297
03/31/1994	14,061	16,299	14,491
04/30/1994	14,104	16,459	14,577
05/31/1994	13,763	16,436	14,413
06/30/1994	13,513	16,009	13,927
07/31/1994	13,719	16,305	14,156
08/31/1994	14,265	16,947	14,944
09/30/1994	13,912	16,766	14,894
10/31/1994	13,649	16,459	14,834
11/30/1994	13,328	15,794	14,234
12/31/1994	13,642	16,268	14,615
01/31/1995	13,712	16,757	14,431
02/28/1995	14,322	17,377	15,031
03/31/1995	14,404	17,462	15,289
04/30/1995	14,735	17,981	15,629
05/31/1995	15,087	18,366	15,897
06/30/1995	15,564	18,994	16,722
07/31/1995	16,333	19,687	17,685
08/31/1995	16,650	20,272	18,051
09/30/1995	16,966	20,575	18,374
10/31/1995	16,298	19,753	17,552
11/30/1995	16,964	20,538	18,289
12/31/1995	17,051	21,174	18,772
01/31/1996	16,966	21,315	18,751
02/29/1996	17,330	21,649	19,336
03/31/1996	17,854	22,103	19,729
04/30/1996	18,457	22,706	20,784
05/31/1996	19,048	23,281	21,603
06/30/1996	18,912	23,006	20,716
07/31/1996	17,867	21,783	18,907
08/31/1996	18,714	22,728	20,005
09/30/1996	19,281	23,349	20,787
10/31/1996	19,647	23,619	20,466
11/30/1996	20,944	24,890	21,309
12/31/1996	21,693	25,698	21,868
01/31/1997	22,396	26,093	22,305
02/28/1997	22,484	26,341	21,764
03/31/1997	21,625	25,634	20,737
04/30/1997	21,839	26,011	20,795
05/31/1997	23,708	28,082	23,108
06/30/1997	24,867	29,503	24,099
07/31/1997	26,136	30,742	25,220
08/31/1997	26,836	31,230	25,798
09/30/1997	28,795	33,306	27,686
10/31/1997	28,297	32,401	26,471
11/30/1997	28,620	32,756	26,298
12/31/1997	29,178	33,866	26,759
01/31/1998	28,673	33,254	26,336
02/28/1998	30,465	35,264	28,285
03/31/1998	31,662	36,694	29,450
04/30/1998	31,551	36,876	29,613
05/31/1998	30,103	35,570	28,017
06/30/1998	29,170	35,369	28,076
07/31/1998	27,049	32,599	25,802
08/31/1998	23,065	27,493	20,791
09/30/1998	23,718	29,046	22,419
10/31/1998	24,650	29,908	23,333
11/30/1998	25,498	30,718	24,556
12/31/1998	26,400	31,681	26,076
01/31/1999	25,358	30,962	26,423
02/28/1999	24,059	28,848	24,283
03/31/1999	23,708	28,610	24,662
04/30/1999	25,728	31,222	26,871
05/31/1999	26,595	32,182	27,264
06/30/1999	27,566	33,347	28,496
07/31/1999	27,213	32,556	27,715
08/31/1999	26,225	31,366	26,690
09/30/1999	25,084	30,739	26,695
10/31/1999	24,939	30,124	26,802
11/30/1999	24,742	30,280	28,402
12/31/1999	24,611	31,210	31,617
01/31/2000	23,319	30,394	31,108
02/29/2000	22,855	32,252	36,244
03/31/2000	24,093	32,403	33,855
04/30/2000	24,840	32,595	31,817
05/31/2000	25,235	32,097	29,962
06/30/2000	25,016	33,035	32,575
07/31/2000	25,691	34,136	31,526
08/31/2000	26,857	35,662	33,931
09/30/2000	27,217	35,460	32,934
10/31/2000	27,367	35,334	31,465
11/30/2000	26,885	34,615	28,234
12/31/2000	29,821	38,334	30,659
01/31/2001	30,599	39,392	32,256
02/28/2001	31,199	39,338	30,140
03/31/2001	31,081	38,707	28,666
04/30/2001	32,252	40,498	30,908
05/31/2001	33,568	41,540	31,668
06/30/2001	34,471	43,211	32,761
07/31/2001	33,996	42,242	30,989
08/31/2001	34,200	42,096	29,988
09/30/2001	30,951	37,449	25,951
10/31/2001	31,761	38,427	27,469
11/30/2001	33,324	41,188	29,596
12/31/2001	35,384	43,710	31,422
01/31/2002	35,334	44,290	31,095
02/28/2002	35,970	44,560	30,243
03/31/2002	38,959	47,897	32,674
04/30/2002	40,077	49,583	32,972
05/31/2002	39,580	47,944	31,508
06/30/2002	39,228	46,882	29,945
07/31/2002	35,439	39,916	25,423
08/31/2002	36,211	39,739	25,360
09/30/2002	34,723	36,901	23,539
10/31/2002	35,334	37,456	24,294
11/30/2002	36,267	40,445	26,462
12/31/2002	36,292	38,716	24,988
01/31/2003	35,526	37,626	24,295
02/28/2003	34,727	36,362	23,562
03/31/2003	34,616	36,750	23,866
04/30/2003	36,873	40,241	26,128
05/31/2003	39,642	44,349	28,932
06/30/2003	39,916	45,101	29,455
07/31/2003	41,153	47,350	31,299
08/31/2003	42,211	49,148	32,733
09/30/2003	41,375	48,585	32,127
10/31/2003	43,833	52,546	34,826
11/30/2003	45,034	54,563	36,062
12/31/2003	47,290	56,537	36,794
01/31/2004	48,089	58,492	38,391
02/29/2004	49,522	59,624	38,737
03/31/2004	50,151	60,449	39,097
04/30/2004	48,295	57,323	37,103
05/31/2004	48,889	58,015	37,693
06/30/2004	51,510	60,961	39,280
07/31/2004	49,635	58,159	36,636
08/31/2004	49,953	58,729	36,449
09/30/2004	51,886	61,052	38,159
10/31/2004	52,929	62,001	38,911
11/30/2004	57,428	67,502	42,284
12/31/2004	58,203	69,116	43,536
01/31/2005	57,033	66,441	41,720
02/28/2005	59,617	67,763	42,425
03/31/2005	58,764	66,367	41,212
04/30/2005	56,284	62,943	38,851
05/31/2005	58,609	66,782	41,395
06/30/2005	61,070	69,734	42,993

Sector Breakdown *

Short-Term Instruments	18.1%
Financial & Business Services	16.1%
Energy	11.2%
Materials & Processing	10.2%
Consumer Discretionary	9.7%
Capital Goods	8.6%
Utilities	7.3%
Consumer Staples	6.1%
Transportation	4.7%
Other	8.0%

*	% of total investments as of June 30, 2005

12  Allianz Funds Annual Report  |  06.30.05

A BLEND STOCK FUND

OCC Core Equity Fund

•	OCC Core Equity Fund seeks long-term capital appreciation by investing mainly in common stocks of U.S. issuers that the portfolio manager believes are undervalued in the marketplace. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks. The Fund may invest in other equity securities, such as preferred stocks, warrants and debt securities convertible into common stocks. The Fund invests primarily in companies with market capitalizations of greater than $5 billion at the time of investment. The Fund may also invest up to 25% of its assets in non-U.S. securities.

•	The Fund was launched on March 31, 2005. Since that date, through June 30, 2005, the Fund’s Class D Shares returned 2.50%. This return exceeded the 1.37% return of the Fund’s benchmark, the S&P 500 Index, for the same time period.

•	Over the course of the fiscal year investors were increasingly concerned about slowing economic growth, rising oil prices and the threat of inflation, leading them to favor quality and stability. This attitude supported value stocks over growth stocks for most of the year. The notable exception to this was in the fourth quarter of 2004, when a surge in investor confidence led to a rally in the more speculative securities.

•	The Fund benefited from an overweighting of and stock selection in the consumer discretionary sector. In particular, retailer Kohl’s and cruise line Royal Caribbean both posted significant gains in the quarter.

•	The Fund’s performance was also aided by stock selection in the healthcare sector, where Aetna and WellPoint, both health insurance organizations, performed well.

•	However, poor stock selection in the industrials sector detracted from performance. In particular, Tyco International lost significant ground during the period.

Cumulative Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (03/31/05)
OCC Core Equity Class D	—	—	—	2.50%
S&P 500 Index	—	—	—	—
Lipper Multi-Cap Core Fund Average	—	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (04/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,025.00	$1,009.40
Expenses Paid During Period	$2.69	$2.66

Expenses are equal to the expense ratio for the class 1.10% for Class D, multiplied by the average account value over the period, multiplied by 88/365 (to reflect the period since the Portfolio commenced operation on 04/01/05).

Sector Breakdown *

Financial & Business Services	23.0%
Healthcare	13.2%
Consumer Services	12.7%
Capital Goods	10.1%
Technology	9.0%
Energy	8.5%
Consumer Discretionary	8.0%
Building	6.4%
Materials & Processing	4.5%
Other	4.6%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05 13

A VALUE STOCK FUND

OCC Renaissance Fund

•	OCC Renaissance Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations of more than $5 billion at the time of investment.

•	The Fund’s Class D Shares returned -1.65% for the year ended June 30, 2005. This return trailed the 21.79% return of the Fund’s benchmark, the Russell Midcap Value Index.

•	On February 11, 2005, Oppenheimer Capital LLC (an Allianz-owned investment management firm) assumed responsibility for the portfolio management of OCC Renaissance Fund (formerly PEA Renaissance Fund).

•	Over the course of the fiscal year investors were increasingly concerned about slowing economic growth, rising oil prices and the threat of inflation, leading them to favor quality and stability. This attitude supported value stocks over growth stocks for most of the year. The notable exception to this was in the fourth quarter of 2004, when a surge in investor confidence led to a rally in the more speculative securities.

•	The Fund trailed its benchmark for the reporting period, largely due to an underweight in the energy sector for much of the year. Energy was the top performing industry for the fiscal year, supported by rising oil prices.

•	Relative performance was also hurt by stock selection in the technology sector. The Fund’s holdings in the more cyclical segments of technology suffered the most, including Agilent Technology and Micron. Agilent and Micron are both semiconductor-related companies.

•	Select stocks made significant contributions to relative return including Aon and J.C. Penney, two of the Fund’s top performers. Aon is an insurance company and J.C. Penney is a nationwide retailer.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (04/18/88)
OCC Renaissance Fund Class D	-1.65%	14.17%	17.35%	13.93%
Russell Midcap Value Index	21.79%	14.86%	14.28%	—
Lipper Mid-Cap Value Fund Average	13.79%	12.73%	12.30%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$912.70	$1,018.70
Expenses Paid During Period	$5.83	$6.16

Expenses are equal to the expense ratio for the class 1.23% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	OCC Renaissance D	Russell Midcap Value Index
04/30/1988	10,000	10,000
05/31/1988	10,000	10,071
06/30/1988	10,232	10,718
07/31/1988	10,200	10,641
08/31/1988	10,062	10,524
09/30/1988	10,211	10,842
10/31/1988	10,329	10,967
11/30/1988	10,275	10,705
12/31/1988	10,614	10,885
01/31/1989	10,932	11,543
02/28/1989	10,877	11,567
03/31/1989	10,976	11,794
04/30/1989	11,264	12,285
05/31/1989	11,586	12,763
06/30/1989	11,674	12,810
07/31/1989	11,898	13,626
08/31/1989	12,269	14,032
09/30/1989	12,122	13,817
10/31/1989	11,895	13,111
11/30/1989	11,883	13,198
12/31/1989	11,886	13,355
01/31/1990	11,304	12,407
02/28/1990	11,304	12,656
03/31/1990	11,597	12,801
04/30/1990	11,247	12,104
05/31/1990	11,948	13,084
06/30/1990	11,896	12,804
07/31/1990	11,567	12,443
08/31/1990	10,780	11,180
09/30/1990	10,011	10,303
10/31/1990	9,600	9,885
11/30/1990	9,934	10,762
12/31/1990	10,118	11,208
01/31/1991	10,444	11,908
02/28/1991	11,070	12,858
03/31/1991	11,338	13,288
04/30/1991	11,457	13,520
05/31/1991	12,062	14,132
06/30/1991	11,639	13,568
07/31/1991	12,064	14,220
08/31/1991	12,555	14,633
09/30/1991	12,757	14,502
10/31/1991	13,025	14,781
11/30/1991	12,623	14,088
12/31/1991	13,583	15,457
01/31/1992	13,827	15,854
02/29/1992	14,098	16,446
03/31/1992	13,833	16,196
04/30/1992	13,847	16,609
05/31/1992	13,997	16,763
06/30/1992	13,839	16,634
07/31/1992	14,154	17,301
08/31/1992	13,976	16,796
09/30/1992	14,120	17,132
10/31/1992	14,092	17,490
11/30/1992	14,451	18,226
12/31/1992	14,749	18,808
01/31/1993	14,985	19,283
02/28/1993	14,860	19,700
03/31/1993	15,425	20,383
04/30/1993	15,299	20,025
05/31/1993	15,663	20,475
06/30/1993	15,979	20,901
07/31/1993	16,345	21,131
08/31/1993	17,400	21,852
09/30/1993	17,690	21,795
10/31/1993	17,944	21,549
11/30/1993	17,492	21,051
12/31/1993	18,024	21,745
01/31/1994	18,545	22,378
02/28/1994	18,342	21,980
03/31/1994	17,332	21,129
04/30/1994	17,215	21,440
05/31/1994	17,143	21,468
06/30/1994	16,742	21,073
07/31/1994	17,165	21,916
08/31/1994	17,969	22,729
09/30/1994	17,948	22,017
10/31/1994	17,904	21,997
11/30/1994	17,170	21,027
12/31/1994	17,237	21,282
01/31/1995	17,281	21,882
02/28/1995	17,665	22,987
03/31/1995	18,145	23,419
04/30/1995	18,486	23,916
05/31/1995	18,531	24,877
06/30/1995	18,998	25,449
07/31/1995	19,937	26,337
08/31/1995	20,160	26,854
09/30/1995	20,813	27,469
10/31/1995	20,873	26,933
11/30/1995	21,874	28,406
12/31/1995	22,144	28,716
01/31/1996	22,905	29,414
02/29/1996	23,206	29,693
03/31/1996	23,395	30,320
04/30/1996	23,792	30,577
05/31/1996	24,348	30,868
06/30/1996	24,400	30,902
07/31/1996	23,364	29,431
08/31/1996	24,272	30,664
09/30/1996	25,474	31,789
10/31/1996	26,352	32,625
11/30/1996	27,692	34,674
12/31/1996	27,753	34,529
01/31/1997	28,763	35,613
02/28/1997	28,616	36,215
03/31/1997	27,894	35,114
04/30/1997	29,070	35,999
05/31/1997	30,871	38,119
06/30/1997	32,485	39,533
07/31/1997	35,353	42,466
08/31/1997	34,507	41,970
09/30/1997	37,023	44,572
10/31/1997	35,313	43,217
11/30/1997	36,692	44,673
12/31/1997	37,726	46,384
01/31/1998	37,749	45,484
02/28/1998	40,601	48,523
03/31/1998	42,184	51,022
04/30/1998	43,142	50,736
05/31/1998	42,250	49,549
06/30/1998	42,563	49,707
07/31/1998	41,694	47,187
08/31/1998	34,294	40,553
09/30/1998	35,497	42,921
10/31/1998	37,034	45,702
11/30/1998	39,375	47,306
12/31/1998	42,115	48,744
01/31/1999	44,760	47,609
02/28/1999	42,576	46,561
03/31/1999	44,505	47,227
04/30/1999	46,765	51,699
05/31/1999	45,353	51,917
06/30/1999	46,818	52,508
07/31/1999	47,047	51,196
08/31/1999	45,556	49,424
09/30/1999	42,139	46,923
10/31/1999	41,882	48,308
11/30/1999	43,373	47,424
12/31/1999	46,284	48,695
01/31/2000	44,312	45,783
02/29/2000	41,498	43,869
03/31/2000	46,739	49,186
04/30/2000	48,422	49,383
05/31/2000	50,005	50,232
06/30/2000	48,485	48,358
07/31/2000	49,746	49,490
08/31/2000	53,626	52,524
09/30/2000	54,854	53,028
10/31/2000	57,964	54,035
11/30/2000	58,190	53,333
12/31/2000	63,788	58,037
01/31/2001	65,695	57,828
02/28/2001	66,287	57,585
03/31/2001	63,032	55,984
04/30/2001	66,215	59,063
05/31/2001	67,043	60,741
06/30/2001	67,043	59,927
07/31/2001	68,565	59,687
08/31/2001	68,839	58,595
09/30/2001	62,850	53,005
10/31/2001	65,722	53,286
11/30/2001	72,991	57,016
12/31/2001	76,159	59,382
01/31/2002	76,197	59,982
02/28/2002	75,755	60,953
03/31/2002	81,770	64,068
04/30/2002	79,669	64,023
05/31/2002	79,374	63,927
06/30/2002	70,698	61,076
07/31/2002	59,994	55,097
08/31/2002	58,519	55,736
09/30/2002	48,225	50,107
10/31/2002	51,953	51,700
11/30/2002	60,291	54,957
12/31/2002	56,264	53,649
01/31/2003	52,714	52,163
02/28/2003	50,668	51,297
03/31/2003	50,091	51,472
04/30/2003	56,112	55,383
05/31/2003	64,411	60,257
06/30/2003	66,536	60,679
07/31/2003	70,475	62,566
08/31/2003	75,648	64,787
09/30/2003	74,642	64,282
10/31/2003	79,927	69,000
11/30/2003	82,708	71,001
12/31/2003	89,192	74,068
01/31/2004	91,815	76,024
02/29/2004	93,394	77,901
03/31/2004	92,852	78,026
04/30/2004	90,308	74,726
05/31/2004	92,430	76,639
06/30/2004	95,637	79,375
07/31/2004	90,425	77,224
08/31/2004	89,422	78,467
09/30/2004	90,852	80,750
10/31/2004	91,933	82,616
11/30/2004	99,113	88,200
12/31/2004	103,048	91,623
01/31/2005	97,030	89,488
02/28/2005	97,836	92,611
03/31/2005	95,595	92,333
04/30/2005	91,160	89,895
05/31/2005	93,320	93,608
06/30/2005	94,048	96,669

Sector Breakdown *

Financial & Business Services	19.6%
Healthcare	12.0%
Technology	10.4%
Consumer Services	9.8%
Short-Term Instruments	9.4%
Consumer Discretionary	9.0%
Energy	8.2%
Capital Goods	7.5%
Materials & Processing	7.0%
Other	7.1%

*	% of total investments as of June 30, 2005

14  Allianz Funds Annual Report  |  06.30.05

A VALUE STOCK FUND

OCC Value Fund

•	OCC Value Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations of more than $5 billion at the time of investment.

•	The Fund’s Class D Shares returned 3.57% for the year ended June 30, 2005. This return trailed the 14.05% return of the Fund’s benchmark, the Russell 1000 Value Index.

•	On February 11, 2005, Oppenheimer Capital LLC (an Allianz-owned investment management firm) assumed responsibility for the portfolio management of OCC Value Fund (formerly PEA Value Fund).

•	Over the course of the fiscal year investors were increasingly concerned about slowing economic growth, rising oil prices and the threat of inflation, leading them to favor quality and stability. This attitude supported value stocks over growth stocks for most of the year. The notable exception to this was in the fourth quarter of 2004, when a surge in investor confidence led to a rally in the more speculative securities.

•	The Fund trailed its benchmark for the reporting period, largely due to an underweight in the energy sector for much of the year. Energy was the top performing industry for the fiscal year, supported by rising oil prices.

•	Relative performance was also hurt by stock selection in the technology sector. The Fund’s holdings in the more cyclical segments of technology suffered the most, including Teradyne and Micron. Teradyne and Micron are both semiconductor-related companies.

•	Overweight exposure to the industrials sector helped the Fund’s relative performance. Standout performers in this area included airplane manufacturer and defense contractor Boeing.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (12/30/91)
OCC Value Class D	3.57%	13.41%	13.94%	13.51%
Russell 1000 Value Index	14.05%	6.56%	12.03%	—
Lipper Large-Cap Value Fund Average	8.74%	3.87%	9.49%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$972.30	$1,019.39
Expenses Paid During Period	$5.33	$5.46

Expenses are equal to the expense ratio for the class 1.09% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	OCC Value D	Russell 1000 Value Index
12/31/1991	10,000	10,000
01/31/1992	10,286	10,016
02/29/1992	10,630	10,261
03/31/1992	10,388	10,112
04/30/1992	10,432	10,548
05/31/1992	10,338	10,600
06/30/1992	10,115	10,534
07/31/1992	10,470	10,941
08/31/1992	10,164	10,606
09/30/1992	10,302	10,753
10/31/1992	10,364	10,763
11/30/1992	10,918	11,116
12/31/1992	11,269	11,381
01/31/1993	11,503	11,712
02/28/1993	11,624	12,124
03/31/1993	11,983	12,481
04/30/1993	11,770	12,321
05/31/1993	11,933	12,569
06/30/1993	12,012	12,846
07/31/1993	11,951	12,990
08/31/1993	12,596	13,459
09/30/1993	12,624	13,480
10/31/1993	13,057	13,471
11/30/1993	12,921	13,193
12/31/1993	13,066	13,444
01/31/1994	13,668	13,952
02/28/1994	13,442	13,475
03/31/1994	12,716	12,974
04/30/1994	12,558	13,223
05/31/1994	12,553	13,375
06/30/1994	12,261	13,055
07/31/1994	12,769	13,461
08/31/1994	13,304	13,848
09/30/1994	12,895	13,388
10/31/1994	13,029	13,575
11/30/1994	12,370	13,026
12/31/1994	12,484	13,176
01/31/1995	12,820	13,582
02/28/1995	13,389	14,119
03/31/1995	13,754	14,429
04/30/1995	14,122	14,885
05/31/1995	14,655	15,511
06/30/1995	14,907	15,721
07/31/1995	15,559	16,269
08/31/1995	15,747	16,498
09/30/1995	16,179	17,095
10/31/1995	16,221	16,925
11/30/1995	16,915	17,783
12/31/1995	17,273	18,229
01/31/1996	17,762	18,797
02/29/1996	18,147	18,940
03/31/1996	18,289	19,262
04/30/1996	18,524	19,336
05/31/1996	18,894	19,577
06/30/1996	18,806	19,593
07/31/1996	17,789	18,853
08/31/1996	18,477	19,392
09/30/1996	18,977	20,163
10/31/1996	19,243	20,942
11/30/1996	20,889	22,461
12/31/1996	20,706	22,174
01/31/1997	21,397	23,249
02/28/1997	21,756	23,591
03/31/1997	20,989	22,742
04/30/1997	21,811	23,698
05/31/1997	23,093	25,023
06/30/1997	23,674	26,096
07/31/1997	25,233	28,059
08/31/1997	24,697	27,060
09/30/1997	26,177	28,695
10/31/1997	24,853	27,894
11/30/1997	25,454	29,127
12/31/1997	26,030	29,978
01/31/1998	26,129	29,555
02/28/1998	27,676	31,544
03/31/1998	28,792	33,475
04/30/1998	28,234	33,698
05/31/1998	28,108	33,200
06/30/1998	28,151	33,625
07/31/1998	26,963	33,034
08/31/1998	23,094	28,118
09/30/1998	24,417	29,732
10/31/1998	26,568	32,036
11/30/1998	28,085	33,529
12/31/1998	28,596	34,669
01/31/1999	27,901	34,947
02/28/1999	26,838	34,454
03/31/1999	26,774	35,167
04/30/1999	29,585	38,452
05/31/1999	30,384	38,029
06/30/1999	31,526	39,132
07/31/1999	31,176	37,985
08/31/1999	30,868	36,576
09/30/1999	29,973	35,296
10/31/1999	30,056	37,329
11/30/1999	29,582	37,037
12/31/1999	29,706	37,215
01/31/2000	27,918	36,002
02/29/2000	25,235	33,327
03/31/2000	29,103	37,393
04/30/2000	29,027	36,959
05/31/2000	30,284	37,347
06/30/2000	29,297	35,641
07/31/2000	30,715	36,086
08/31/2000	32,622	38,092
09/30/2000	33,506	38,443
10/31/2000	35,832	39,389
11/30/2000	36,298	37,927
12/31/2000	38,813	39,827
01/31/2001	38,840	39,979
02/28/2001	38,968	38,867
03/31/2001	38,423	37,495
04/30/2001	41,174	39,333
05/31/2001	41,796	40,218
06/30/2001	41,796	39,325
07/31/2001	42,807	39,242
08/31/2001	41,352	37,669
09/30/2001	38,391	35,017
10/31/2001	38,625	34,716
11/30/2001	43,090	36,733
12/31/2001	44,719	37,599
01/31/2002	45,247	37,310
02/28/2002	45,278	37,370
03/31/2002	47,741	39,137
04/30/2002	45,044	37,795
05/31/2002	44,986	37,984
06/30/2002	40,240	35,803
07/31/2002	35,608	32,474
08/31/2002	35,551	32,721
09/30/2002	29,074	29,082
10/31/2002	31,301	31,237
11/30/2002	36,137	33,205
12/31/2002	33,499	31,764
01/31/2003	32,634	30,995
02/28/2003	31,156	30,168
03/31/2003	31,218	30,219
04/30/2003	34,300	32,878
05/31/2003	37,997	35,002
06/30/2003	39,137	35,440
07/31/2003	40,432	35,968
08/31/2003	41,973	36,529
09/30/2003	41,385	36,171
10/31/2003	44,005	38,384
11/30/2003	45,237	38,906
12/31/2003	48,232	41,303
01/31/2004	50,677	42,030
02/29/2004	52,010	42,929
03/31/2004	51,422	42,552
04/30/2004	50,461	41,513
05/31/2004	50,985	41,937
06/30/2004	53,061	42,927
07/31/2004	51,325	42,321
08/31/2004	51,885	42,922
09/30/2004	51,511	43,588
10/31/2004	52,253	44,311
11/30/2004	54,573	46,553
12/31/2004	56,510	48,113
01/31/2005	54,403	47,256
02/28/2005	55,072	48,821
03/31/2005	53,893	48,152
04/30/2005	52,648	47,290
05/31/2005	54,149	48,429
06/30/2005	54,945	48,957

Sector Breakdown *

Financial & Business Services	31.0%
Energy	15.1%
Short-Term Instruments	12.2%
Capital Goods	9.7%
Consumer Services	8.0%
Healthcare	7.3%
Technology	4.3%
Materials & Processing	4.2%
Other	8.2%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05 15

A GROWTH STOCK FUND

PEA Growth Fund

•	PEA Growth Fund seeks long-term growth of capital, with income an incidental consideration, by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•	The Fund’s Class D Shares returned 3.12% for the year ended June 30, 2005. This return exceeded the 1.69% return of the Fund’s benchmark, the Russell 1000 Growth Index.

•	The U.S. stock market as a whole produced moderate returns amidst continued volatility. Investors distracted by high oil prices, the threat of inflation and signs of slowing economic growth remained generally risk-averse, favoring value over growth. Small-cap stocks outperformed large-caps for much of the reporting period.

•	The Fund’s strong relative performance was supported by overweight exposure to the healthcare sector. Within healthcare the portfolio saw particular strength from its holdings in biotechnology companies, including Genentech Inc., Gilead Sciences Inc. and Amgen Inc. The Fund also benefited from its position in Johnson & Johnson, a diversified healthcare products company.

•	Good stock selection in the consumer staples sector also helped relative performance. The primary contributor was CVS Corp., which operates a successful chain of U.S. drugstores.

•	Relative performance was hindered over the period by overweight exposure to information technology. The Fund saw disappointing results from several holdings in this sector, including IBM and Cisco Systems Inc.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (02/24/84)
PEA Growth Class D	3.12%	-10.64%	6.11%	11.69%
Russell 1000 Growth Index	1.69%	-10.35%	7.40%	—
S&P 500 Index	6.32%	-2.37%	9.94%	—
Lipper Large-Cap Growth Fund Average	2.90%	-8.81%	6.90%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$979.50	$1,019.09
Expenses Paid During Period	$5.64	$5.76

Expenses are equal to the expense ratio for the class 1.15% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	PEA Growth Fund D	Russell 1000 Growth	S&P 500 Index
02/29/1984	10,000	10,000	10,000
03/31/1984	10,257	10,185	10,180
04/30/1984	10,324	10,243	10,251
05/31/1984	9,970	9,693	9,708
06/30/1984	10,207	10,065	9,912
07/31/1984	10,284	9,895	9,763
08/31/1984	11,110	11,023	10,866
09/30/1984	11,036	10,841	10,877
10/31/1984	11,134	10,918	10,910
11/30/1984	11,057	10,697	10,801
12/31/1984	11,283	10,970	11,082
01/31/1985	12,087	11,981	11,947
02/28/1985	12,189	12,161	12,095
03/31/1985	12,239	12,073	12,104
04/30/1985	12,182	11,890	12,093
05/31/1985	12,837	12,608	12,790
06/30/1985	13,205	12,848	12,976
07/31/1985	13,224	12,793	12,958
08/31/1985	13,157	12,676	12,848
09/30/1985	12,780	12,229	12,449
10/31/1985	13,306	12,757	13,022
11/30/1985	14,041	13,857	13,920
12/31/1985	14,836	14,575	14,588
01/31/1986	15,186	14,692	14,670
02/28/1986	16,414	15,861	15,768
03/31/1986	17,182	16,847	16,647
04/30/1986	17,205	16,868	16,459
05/31/1986	17,943	17,842	17,335
06/30/1986	18,264	18,228	17,628
07/31/1986	17,859	16,976	16,642
08/31/1986	18,878	17,759	17,877
09/30/1986	17,747	16,001	16,399
10/31/1986	18,608	16,920	17,345
11/30/1986	18,938	17,229	17,767
12/31/1986	18,409	16,814	17,313
01/31/1987	20,885	19,225	19,646
02/28/1987	22,249	20,533	20,422
03/31/1987	22,683	20,864	21,012
04/30/1987	22,642	20,464	20,825
05/31/1987	22,866	20,685	21,006
06/30/1987	23,859	21,663	22,067
07/31/1987	24,698	22,696	23,186
08/31/1987	25,415	23,742	24,050
09/30/1987	25,305	23,126	23,524
10/31/1987	19,569	17,753	18,457
11/30/1987	18,232	16,221	16,936
12/31/1987	19,959	17,706	18,225
01/31/1988	19,739	17,913	18,992
02/29/1988	20,975	18,889	19,877
03/31/1988	20,694	18,254	19,263
04/30/1988	20,878	18,283	19,477
05/31/1988	21,062	18,217	19,646
06/30/1988	22,317	19,235	20,548
07/31/1988	21,911	18,920	20,470
08/31/1988	20,771	18,227	19,774
09/30/1988	21,735	19,153	20,616
10/31/1988	21,890	19,526	21,189
11/30/1988	21,498	19,158	20,886
12/31/1988	21,992	19,701	21,252
01/31/1989	23,448	21,078	22,807
02/28/1989	23,007	20,587	22,239
03/31/1989	23,994	21,070	22,758
04/30/1989	25,736	22,338	23,939
05/31/1989	27,654	23,351	24,908
06/30/1989	27,305	23,193	24,766
07/31/1989	29,659	25,538	27,003
08/31/1989	30,563	25,960	27,532
09/30/1989	31,166	26,078	27,419
10/31/1989	30,221	25,618	26,783
11/30/1989	30,841	26,287	27,329
12/31/1989	30,449	26,778	27,985
01/31/1990	28,223	24,626	26,107
02/28/1990	28,932	24,800	26,444
03/31/1990	29,661	25,787	27,145
04/30/1990	29,492	25,451	26,466
05/31/1990	32,624	28,097	29,047
06/30/1990	33,188	28,400	28,849
07/31/1990	32,597	28,141	28,757
08/31/1990	30,198	25,444	26,157
09/30/1990	28,888	24,072	24,883
10/31/1990	28,838	24,169	24,776
11/30/1990	30,306	25,797	26,377
12/31/1990	30,770	26,709	27,113
01/31/1991	32,272	28,076	28,295
02/28/1991	34,682	30,306	30,318
03/31/1991	35,674	31,501	31,052
04/30/1991	35,335	31,353	31,126
05/31/1991	37,279	32,751	32,471
06/30/1991	35,433	31,198	30,984
07/31/1991	37,843	32,871	32,428
08/31/1991	39,739	33,968	33,196
09/30/1991	39,306	33,378	32,642
10/31/1991	40,615	33,898	33,079
11/30/1991	39,031	33,034	31,746
12/31/1991	43,976	37,703	35,378
01/31/1992	42,942	36,792	34,720
02/29/1992	43,251	36,849	35,171
03/31/1992	42,300	35,842	34,485
04/30/1992	42,059	36,099	35,499
05/31/1992	42,719	36,364	35,673
06/30/1992	41,395	35,450	35,142
07/31/1992	42,691	37,038	36,578
08/31/1992	41,081	36,584	35,829
09/30/1992	42,338	37,009	36,250
10/31/1992	43,020	37,565	36,375
11/30/1992	44,934	39,198	37,614
12/31/1992	45,226	39,588	38,075
01/31/1993	46,371	39,134	38,394
02/28/1993	45,406	38,515	38,917
03/31/1993	46,446	39,257	39,738
04/30/1993	44,388	37,687	38,778
05/31/1993	46,674	39,007	39,815
06/30/1993	47,085	38,649	39,932
07/31/1993	47,137	37,958	39,771
08/31/1993	48,730	39,514	41,280
09/30/1993	49,836	39,220	40,963
10/31/1993	49,697	40,311	41,811
11/30/1993	48,852	40,044	41,412
12/31/1993	49,809	40,738	41,913
01/31/1994	52,170	41,679	43,338
02/28/1994	51,221	40,920	42,162
03/31/1994	48,921	38,942	40,324
04/30/1994	48,251	39,127	40,841
05/31/1994	49,100	39,718	41,511
06/30/1994	47,892	38,545	40,493
07/31/1994	49,070	39,863	41,823
08/31/1994	51,514	42,085	43,538
09/30/1994	50,468	41,510	42,474
10/31/1994	52,330	42,489	43,428
11/30/1994	49,850	41,130	41,846
12/31/1994	49,810	41,820	42,467
01/31/1995	50,164	42,521	43,568
02/28/1995	51,664	44,303	45,266
03/31/1995	52,816	45,599	46,602
04/30/1995	54,543	46,596	47,974
05/31/1995	56,250	48,221	49,892
06/30/1995	58,506	50,083	51,051
07/31/1995	60,542	52,164	52,743
08/31/1995	61,080	52,221	52,876
09/30/1995	62,418	54,628	55,107
10/31/1995	62,637	54,666	54,910
11/30/1995	64,228	56,790	57,321
12/31/1995	63,958	57,116	58,425
01/31/1996	66,855	59,026	60,414
02/29/1996	68,085	60,106	60,974
03/31/1996	68,187	60,183	61,561
04/30/1996	69,053	61,766	62,468
05/31/1996	70,628	63,924	64,079
06/30/1996	69,710	64,011	64,324
07/31/1996	65,659	60,261	61,482
08/31/1996	67,347	61,816	62,778
09/30/1996	72,452	66,318	66,312
10/31/1996	73,640	66,718	68,140
11/30/1996	77,896	71,727	73,291
12/31/1996	75,723	70,322	71,839
01/31/1997	79,373	75,255	76,328
02/28/1997	77,190	74,745	76,926
03/31/1997	73,045	70,700	73,765
04/30/1997	76,135	75,395	78,169
05/31/1997	81,693	80,836	82,928
06/30/1997	83,972	84,071	86,643
07/31/1997	92,856	91,506	93,537
08/31/1997	87,034	86,150	88,297
09/30/1997	92,674	90,390	93,133
10/31/1997	90,033	87,049	90,023
11/30/1997	90,816	90,746	94,190
12/31/1997	92,932	91,762	95,807
01/31/1998	95,014	94,506	96,867
02/28/1998	102,235	101,615	103,853
03/31/1998	109,156	105,665	109,171
04/30/1998	111,252	107,127	110,269
05/31/1998	109,761	104,087	108,374
06/30/1998	118,410	110,462	112,776
07/31/1998	116,303	109,731	111,575
08/31/1998	95,287	93,263	95,444
09/30/1998	103,748	100,427	101,558
10/31/1998	107,960	108,498	109,818
11/30/1998	116,133	116,752	116,474
12/31/1998	130,046	127,279	123,186
01/31/1999	140,111	134,753	128,337
02/28/1999	134,254	128,598	124,349
03/31/1999	140,779	135,371	129,324
04/30/1999	137,218	135,544	134,332
05/31/1999	130,096	131,379	131,161
06/30/1999	140,504	140,581	138,440
07/31/1999	134,588	136,113	134,118
08/31/1999	134,898	138,337	133,450
09/30/1999	134,264	135,431	129,796
10/31/1999	145,247	145,658	138,010
11/30/1999	155,007	153,517	140,816
12/31/1999	183,188	169,484	149,110
01/31/2000	175,549	161,537	141,621
02/29/2000	193,613	169,434	138,938
03/31/2000	202,693	181,563	152,530
04/30/2000	184,471	172,924	147,940
05/31/2000	169,068	164,215	144,904
06/30/2000	185,805	176,661	148,476
07/31/2000	189,819	169,296	146,154
08/31/2000	209,066	184,624	155,232
09/30/2000	192,341	167,161	147,037
10/31/2000	178,069	159,251	146,415
11/30/2000	152,463	135,776	134,872
12/31/2000	157,098	131,480	135,531
01/31/2001	154,836	140,564	140,340
02/28/2001	134,661	116,700	127,544
03/31/2001	120,144	104,001	119,464
04/30/2001	132,459	117,154	128,747
05/31/2001	129,916	115,429	129,610
06/30/2001	125,642	112,756	126,455
07/31/2001	122,287	109,938	125,210
08/31/2001	112,516	100,948	117,372
09/30/2001	101,816	90,870	107,895
10/31/2001	103,781	95,637	109,952
11/30/2001	112,104	104,825	118,387
12/31/2001	111,398	104,628	119,424
01/31/2002	109,415	102,779	117,682
02/28/2002	106,154	98,513	115,412
03/31/2002	110,878	101,921	119,753
04/30/2002	104,403	93,602	112,493
05/31/2002	102,305	91,338	111,664
06/30/2002	93,271	82,889	103,709
07/31/2002	85,753	78,332	95,627
08/31/2002	86,748	78,566	96,258
09/30/2002	77,830	70,417	85,797
10/31/2002	83,076	76,876	93,349
11/30/2002	83,948	81,051	98,838
12/31/2002	78,878	75,452	93,031
01/31/2003	76,953	73,621	90,594
02/28/2003	75,791	73,283	89,235
03/31/2003	76,663	74,647	90,099
04/30/2003	81,500	80,166	97,525
05/31/2003	84,589	84,168	102,661
06/30/2003	86,044	85,327	103,971
07/31/2003	88,780	87,450	105,804
08/31/2003	90,059	89,625	107,867
09/30/2003	88,312	88,666	106,722
10/31/2003	94,838	93,646	112,759
11/30/2003	96,004	94,626	113,751
12/31/2003	98,741	97,899	119,717
01/31/2004	102,651	99,898	121,914
02/29/2004	103,821	100,533	123,609
03/31/2004	102,658	98,668	121,744
04/30/2004	98,757	97,521	119,833
05/31/2004	100,624	99,338	121,477
06/30/2004	102,666	100,580	123,839
07/31/2004	96,773	94,894	119,741
08/31/2004	95,312	94,425	120,225
09/30/2004	97,704	95,323	121,527
10/31/2004	98,984	96,810	123,384
11/30/2004	103,062	100,140	128,376
12/31/2004	108,071	104,065	132,744
01/31/2005	103,878	100,600	129,509
02/28/2005	104,231	101,666	132,234
03/31/2005	102,595	99,816	129,893
04/30/2005	100,615	97,919	127,429
05/31/2005	105,917	102,658	131,484
06/30/2005	105,864	102,279	131,670

Sector Breakdown *

Technology	26.9%
Healthcare	24.9%
Short-Term Instruments	16.7%
Consumer Discretionary	9.3%
Consumer Services	5.8%
Capital Goods	5.4%
Financial & Business Services	5.4%
Other	5.6%

*	% of total investments as of June 30, 2005

16  Allianz Funds Annual Report  |  06.30.05

A BLEND STOCK FUND

PEA Growth & Income Fund

•	PEA Growth & Income Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in common stocks of companies with market capitalizations greater than $5 billion at the time of investment. The Fund may also invest up to 25% of its assets in securities selected for their income potential, including dividend-paying stocks.

•	The Fund’s Class D Shares returned 5.58% for the year ended June 30, 2005. This return trailed the 6.32% return of the Fund’s benchmark, the S&P 500 Index.

•	The U.S. stock market as a whole produced moderate returns amidst continued volatility. Investors distracted by high oil prices, the threat of inflation and signs of slowing economic growth remained generally risk-averse, favoring value over growth. Small-cap stocks outperformed large-caps for much of the reporting period.

•	The Fund’s relative performance over the period was due in part to underweight exposure to the telecommunications sector. The Fund’s lone holding in this area, Verizon Communications Inc., underperformed the sector average.

•	Relative performance was also hindered by poor stock selection in the energy sector. Energy stocks as a whole performed well, buoyed by rising oil prices. The Fund’s holdings in this area delivered strong absolute returns but trailed the sector average. The majority of the Fund’s underperformance over the past year can be attributed to an avoidance of ExxonMobil, a large constituent of the S&P 500 that saw its stock price skyrocket as a result of better-than-expected earnings.

•	The Fund benefited from strong stock selection in the consumer staples sector. Standout names in this area included consumer products company Altria Group Inc. and CVS Corp. The Fund also saw strength from its position in Kellogg Company.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (12/28/94)
PEA Growth & Income Class D	5.58%	-2.83%	11.16%	12.24%
S&P 500 Index	6.32%	-2.37%	9.94%	—
Lipper Large-Cap Core Fund Average	4.41%	-3.62%	8.15%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$990.90	$1,018.35
Expenses Paid During Period	$6.42	$6.51

Expenses are equal to the expense ratio for the class 1.30% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	PEA Growth & Income Fund D	S&P 500 Index
12/31/1994	10,000	10,000
01/31/1995	9,817	10,259
02/28/1995	10,374	10,659
03/31/1995	10,729	10,974
04/30/1995	10,875	11,297
05/31/1995	10,851	11,748
06/30/1995	11,676	12,021
07/31/1995	12,380	12,420
08/31/1995	12,377	12,451
09/30/1995	12,712	12,977
10/31/1995	12,892	12,930
11/30/1995	13,038	13,498
12/31/1995	13,119	13,758
01/31/1996	13,022	14,226
02/29/1996	13,439	14,358
03/31/1996	13,936	14,496
04/30/1996	14,699	14,710
05/31/1996	15,380	15,089
06/30/1996	15,006	15,147
07/31/1996	13,323	14,478
08/31/1996	14,106	14,783
09/30/1996	15,043	15,615
10/31/1996	15,038	16,046
11/30/1996	15,769	17,258
12/31/1996	15,329	16,917
01/31/1997	15,698	17,974
02/28/1997	15,028	18,114
03/31/1997	14,403	17,370
04/30/1997	14,772	18,407
05/31/1997	15,993	19,528
06/30/1997	16,385	20,403
07/31/1997	17,734	22,026
08/31/1997	18,055	20,792
09/30/1997	19,192	21,931
10/31/1997	17,902	21,198
11/30/1997	17,920	22,180
12/31/1997	17,746	22,560
01/31/1998	17,409	22,810
02/28/1998	18,901	24,455
03/31/1998	19,856	25,707
04/30/1998	20,559	25,966
05/31/1998	19,765	25,520
06/30/1998	21,285	26,556
07/31/1998	20,680	26,273
08/31/1998	17,214	22,475
09/30/1998	18,812	23,915
10/31/1998	18,947	25,860
11/30/1998	20,073	27,427
12/31/1998	22,965	29,008
01/31/1999	23,735	30,221
02/28/1999	22,175	29,281
03/31/1999	23,836	30,453
04/30/1999	25,083	31,632
05/31/1999	24,448	30,885
06/30/1999	26,123	32,600
07/31/1999	25,752	31,582
08/31/1999	25,973	31,425
09/30/1999	24,812	30,564
10/31/1999	26,549	32,498
11/30/1999	30,593	33,159
12/31/1999	34,732	35,112
01/31/2000	34,301	33,349
02/29/2000	39,776	32,717
03/31/2000	41,649	35,917
04/30/2000	39,329	34,837
05/31/2000	37,158	34,122
06/30/2000	38,853	34,963
07/31/2000	39,230	34,416
08/31/2000	42,670	36,554
09/30/2000	42,790	34,624
10/31/2000	41,921	34,478
11/30/2000	39,708	31,759
12/31/2000	41,447	31,915
01/31/2001	41,811	33,047
02/28/2001	38,195	30,034
03/31/2001	35,758	28,131
04/30/2001	38,887	30,317
05/31/2001	39,455	30,520
06/30/2001	37,462	29,777
07/31/2001	35,716	29,484
08/31/2001	32,952	27,639
09/30/2001	29,215	25,407
10/31/2001	29,420	25,891
11/30/2001	30,558	27,878
12/31/2001	31,065	28,122
01/31/2002	30,534	27,711
02/28/2002	30,495	27,177
03/31/2002	31,556	28,199
04/30/2002	30,738	26,490
05/31/2002	30,493	26,294
06/30/2002	28,492	24,421
07/31/2002	26,164	22,518
08/31/2002	26,450	22,667
09/30/2002	24,164	20,203
10/31/2002	24,817	21,982
11/30/2002	25,594	23,274
12/31/2002	24,823	21,907
01/31/2003	24,203	21,333
02/28/2003	23,748	21,013
03/31/2003	23,838	21,216
04/30/2003	25,328	22,965
05/31/2003	26,404	24,174
06/30/2003	27,014	24,483
07/31/2003	27,719	24,914
08/31/2003	28,010	25,400
09/30/2003	27,817	25,131
10/31/2003	29,480	26,552
11/30/2003	29,937	26,786
12/31/2003	31,659	28,191
01/31/2004	32,159	28,708
02/29/2004	32,744	29,107
03/31/2004	32,603	28,668
04/30/2004	31,009	28,218
05/31/2004	31,177	28,605
06/30/2004	31,875	29,161
07/31/2004	30,951	28,196
08/31/2004	30,867	28,310
09/30/2004	31,324	28,617
10/31/2004	31,578	29,054
11/30/2004	32,841	30,230
12/31/2004	33,964	31,258
01/31/2005	33,373	30,496
02/28/2005	33,880	31,138
03/31/2005	33,158	30,587
04/30/2005	32,608	30,007
05/31/2005	33,456	30,962
06/30/2005	33,653	31,005

Sector Breakdown *

Short-Term Instruments	21.5%
Financial & Business Services	17.1%
Technology	13.4%
Healthcare	10.4%
Energy	8.0%
Capital Goods	7.6%
Consumer Discretionary	5.5%
Consumer Staples	5.4%
Consumer Services	5.3%
Other	5.8%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05 17

A GROWTH STOCK FUND

PEA Target Fund

•	PEA Target Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations between $1 billion and $10 billion at the time of investment.

•	The Fund’s Class D Shares returned 3.96% for the year ended June 30, 2005. This return trailed the 10.85% return of the Fund’s benchmark, the Russell Mid-Cap Growth Index.

•	The U.S. stock market as a whole produced moderate returns amidst continued volatility. Investors distracted by high oil prices, the threat of inflation and signs of slowing economic growth remained generally risk-averse, favoring value over growth. Small-cap stocks outperformed large-caps for much of the reporting period.

•	The Fund underperformed its benchmark for the reporting period. This performance can be traced in part to the Fund’s overweight exposure and poor stock selection in information technology. Technology was the worst performing market sector for the 12-month period. Disappointing Fund holdings in this area included Avaya Inc., a processing systems company, and Tibco Software Inc., a business software and services firm.

•	Relative performance was also hurt by stock selection in the healthcare sector. For example, Fund holdings Medicis Pharmaceutical Group and Eon Labs Inc. lost value and were subsequently sold out of the portfolio.

•	The Fund benefited from strong stock selection in the financial industry. Several names that contributed to relative return included Legg Mason Inc., Ameritrade Holding Corp. and the Chicago Mercantile Exchange Holdings Inc.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (12/17/92)
PEA Target Class D	3.96%	-7.77%	10.23%	11.85%
Russell Mid-Cap Growth Index	10.85%	-5.23%	9.44%	—
Lipper Mid-Cap Growth Fund Average	7.81%	-5.05%	8.22%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$973.80	$1,018.84
Expenses Paid During Period	$5.87	$6.01

Expenses are equal to the expense ratio for the class 1.20% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	PEA Target D	Russell Mid-Cap Growth Index
12/31/1992	10,000	10,000
01/31/1993	10,129	10,118
02/28/1993	10,069	9,806
03/31/1993	10,564	10,091
04/30/1993	10,316	9,676
05/31/1993	10,979	10,133
06/30/1993	11,295	10,091
07/31/1993	11,601	10,059
08/31/1993	12,442	10,643
09/30/1993	12,580	10,771
10/31/1993	12,680	10,944
11/30/1993	12,066	10,689
12/31/1993	12,550	11,118
01/31/1994	12,870	11,404
02/28/1994	12,641	11,306
03/31/1994	12,241	10,773
04/30/1994	12,531	10,747
05/31/1994	12,282	10,764
06/30/1994	11,832	10,301
07/31/1994	12,561	10,586
08/31/1994	13,270	11,217
09/30/1994	13,111	11,032
10/31/1994	13,370	11,223
11/30/1994	12,892	10,728
12/31/1994	13,037	10,878
01/31/1995	12,784	11,009
02/28/1995	13,523	11,594
03/31/1995	13,998	12,054
04/30/1995	14,160	12,156
05/31/1995	14,119	12,455
06/30/1995	15,191	13,021
07/31/1995	16,181	13,840
08/31/1995	16,141	13,993
09/30/1995	16,586	14,305
10/31/1995	16,819	13,943
11/30/1995	17,000	14,566
12/31/1995	17,107	14,573
01/31/1996	16,938	14,831
02/29/1996	17,502	15,392
03/31/1996	18,009	15,514
04/30/1996	18,822	16,263
05/31/1996	19,793	16,595
06/30/1996	19,421	16,093
07/31/1996	17,242	14,845
08/31/1996	18,111	15,648
09/30/1996	19,319	16,641
10/31/1996	19,342	16,447
11/30/1996	20,121	17,415
12/31/1996	19,948	17,123
01/31/1997	20,587	17,880
02/28/1997	19,706	17,486
03/31/1997	18,978	16,498
04/30/1997	19,195	16,902
05/31/1997	20,792	18,417
06/30/1997	21,482	18,927
07/31/1997	22,964	20,738
08/31/1997	23,463	20,535
09/30/1997	24,779	21,574
10/31/1997	23,426	20,493
11/30/1997	23,389	20,709
12/31/1997	23,220	20,980
01/31/1998	22,700	20,602
02/28/1998	24,627	22,539
03/31/1998	25,950	23,483
04/30/1998	26,803	23,803
05/31/1998	25,613	22,824
06/30/1998	27,388	23,470
07/31/1998	26,449	22,466
08/31/1998	21,741	18,177
09/30/1998	23,785	19,551
10/31/1998	23,901	20,990
11/30/1998	25,343	22,407
12/31/1998	28,822	24,728
01/31/1999	29,252	25,470
02/28/1999	27,625	24,225
03/31/1999	29,216	25,574
04/30/1999	30,058	26,740
05/31/1999	29,216	26,395
06/30/1999	31,685	28,238
07/31/1999	31,203	27,340
08/31/1999	31,687	27,055
09/30/1999	31,310	26,825
10/31/1999	34,244	28,899
11/30/1999	39,288	31,893
12/31/1999	47,923	37,417
01/31/2000	49,241	37,409
02/29/2000	67,199	45,273
03/31/2000	64,740	45,318
04/30/2000	58,421	40,918
05/31/2000	53,134	37,935
06/30/2000	60,318	41,960
07/31/2000	60,607	39,303
08/31/2000	70,292	45,230
09/30/2000	67,347	43,019
10/31/2000	60,235	40,076
11/30/2000	48,110	31,368
12/31/2000	52,536	33,021
01/31/2001	51,501	34,906
02/28/2001	44,554	28,867
03/31/2001	39,002	24,737
04/30/2001	43,647	28,860
05/31/2001	43,582	28,724
06/30/2001	43,538	28,739
07/31/2001	41,235	26,802
08/31/2001	37,648	24,859
09/30/2001	31,760	20,750
10/31/2001	33,475	22,930
11/30/2001	36,203	25,400
12/31/2001	37,488	26,365
01/31/2002	36,450	25,508
02/28/2002	33,359	24,062
03/31/2002	35,794	25,898
04/30/2002	34,666	24,528
05/31/2002	33,200	23,797
06/30/2002	30,019	21,170
07/31/2002	26,975	19,112
08/31/2002	26,592	19,045
09/30/2002	24,494	17,533
10/31/2002	25,599	18,892
11/30/2002	27,268	20,371
12/31/2002	25,215	19,141
01/31/2003	25,396	18,953
02/28/2003	25,058	18,788
03/31/2003	25,058	19,138
04/30/2003	26,795	20,441
05/31/2003	29,322	22,407
06/30/2003	30,090	22,728
07/31/2003	31,510	23,539
08/31/2003	33,158	24,836
09/30/2003	31,984	24,354
10/31/2003	35,052	26,317
11/30/2003	35,977	27,022
12/31/2003	36,114	27,317
01/31/2004	37,714	28,218
02/29/2004	38,547	28,693
03/31/2004	38,389	28,638
04/30/2004	36,946	27,830
05/31/2004	37,781	28,487
06/30/2004	38,706	28,940
07/31/2004	35,347	27,024
08/31/2004	34,714	26,692
09/30/2004	36,359	27,688
10/31/2004	37,599	28,626
11/30/2004	39,517	30,103
12/31/2004	41,323	31,545
01/31/2005	39,835	30,700
02/28/2005	40,377	31,477
03/31/2005	38,955	31,017
04/30/2005	36,653	29,789
05/31/2005	39,629	31,496
06/30/2005	40,240	32,081

Sector Breakdown *

Short-Term Instruments	23.1%
Technology	21.3%
Healthcare	17.1%
Consumer Services	9.1%
Financial & Business Services	8.0%
Consumer Discretionary	7.8%
Capital Goods	4.1%
Other	9.5%

*	% of total investments as of June 30, 2005

18  Allianz Funds Annual Report  |  06.30.05

A GROWTH STOCK FUND

RCM Large-Cap Growth Fund

•	RCM Large-Cap Growth Fund seeks long-term capital appreciation by investing at least 80% of its assets in stocks of U.S. companies with market capitalizations of at least $3 billion.

•	The Fund’s Class D Shares returned 4.65% for the year ended June 30, 2005 to trail the 6.32% gain posted by the Fund’s benchmark, the S&P 500 Index.

•	The fourth quarter of calendar 2004 was the best quarter for stocks over the year. The overall equity market has remained relatively flat over the first half of 2005, as concerns about oil prices, slowing growth and rising interest rates combined to hold back returns.

•	The Fund’s technology stocks, notably Google and Apple, performed strongly. Google has nearly tripled since its IPO last year. While Google stands to benefit from one of the strongest secular trends in technology–the migration of advertising dollars to the internet–we recently trimmed the position on valuation concerns. Apple remains the market leader in digital music players. Importantly, we expect Apple to be able to increase market share with its innovative line of iMac computers as well.

•	Conversely, returns were held back by stocks in the industrial sector, including 3M and Tyco International. We sold both stocks from the portfolio. Tyco, for example, was not able to demonstrate promised improvements in free cash flow and growth rates. We were expecting better progress on restructuring.

•	The Fund finished the period with overweight allocations in technology, healthcare and consumer discretionary sectors. Major sector underweights were in financials and utilities.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (12/31/96)
RCM Large-Cap Growth Class D	4.65%	-7.73%	—	7.81%
S&P 500 Index	6.32%	-2.37%	—	—
Lipper Large-Cap Growth Fund Average	2.90%	-8.81%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,004.00	$1,019.09
Expenses Paid During Period	$5.71	$5.76

Expenses are equal to the expense ratio for the class 1.15% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	RCM Large-Cap Growth D	S&P 500 Index
12/31/1996	10,000	10,000
1/31/1997	10,638	10,625
2/28/1997	10,566	10,708
3/31/1997	9,914	10,268
4/30/1997	10,481	10,881
5/31/1997	11,288	11,544
6/30/1997	11,865	12,061
7/31/1997	13,000	13,020
8/31/1997	12,189	12,291
9/30/1997	13,204	12,964
10/31/1997	12,902	12,531
11/30/1997	13,108	13,111
12/31/1997	13,163	13,336
1/31/1998	13,562	13,484
2/28/1998	14,506	14,456
3/31/1998	15,292	15,197
4/30/1998	15,690	15,349
5/31/1998	15,216	15,086
6/30/1998	16,138	15,698
7/31/1998	16,179	15,531
8/31/1998	13,469	13,286
9/30/1998	14,665	14,137
10/31/1998	15,682	15,287
11/30/1998	16,804	16,213
12/31/1998	18,950	17,147
1/31/1999	20,390	17,864
2/28/1999	19,645	17,309
3/31/1999	21,359	18,002
4/30/1999	21,019	18,699
5/31/1999	20,210	18,258
6/30/1999	21,723	19,271
7/31/1999	21,230	18,669
8/31/1999	21,513	18,576
9/30/1999	21,313	18,068
10/31/1999	22,709	19,211
11/30/1999	24,105	19,601
12/31/1999	27,362	20,756
1/31/2000	26,815	19,714
2/29/2000	27,362	19,340
3/31/2000	29,277	21,232
4/30/2000	27,781	20,593
5/31/2000	26,556	20,171
6/30/2000	28,311	20,668
7/31/2000	27,923	20,345
8/31/2000	29,579	21,608
9/30/2000	28,097	20,468
10/31/2000	27,549	20,381
11/30/2000	25,031	18,774
12/31/2000	24,979	18,866
1/31/2001	25,216	19,535
2/28/2001	22,223	17,754
3/31/2001	20,196	16,629
4/30/2001	21,953	17,922
5/31/2001	21,909	18,042
6/30/2001	20,941	17,603
7/31/2001	20,361	17,429
8/31/2001	18,931	16,338
9/30/2001	17,888	15,019
10/31/2001	18,275	15,305
11/30/2001	19,527	16,479
12/31/2001	19,423	16,624
1/31/2002	18,798	16,381
2/28/2002	18,410	16,065
3/31/2002	18,828	16,670
4/30/2002	17,309	15,659
5/31/2002	17,056	15,544
6/30/2002	16,162	14,436
7/31/2002	15,432	13,311
8/31/2002	15,551	13,399
9/30/2002	14,076	11,943
10/31/2002	15,342	12,994
11/30/2002	15,624	13,758
12/31/2002	14,954	12,950
1/31/2003	14,550	12,611
2/28/2003	14,296	12,421
3/31/2003	14,639	12,542
4/30/2003	15,475	13,575
5/31/2003	16,056	14,290
6/30/2003	16,191	14,473
7/31/2003	16,371	14,728
8/31/2003	16,476	15,015
9/30/2003	16,355	14,856
10/31/2003	16,967	15,696
11/30/2003	17,011	15,834
12/31/2003	17,712	16,665
1/31/2004	17,951	16,970
2/29/2004	17,937	17,206
3/31/2004	17,802	16,947
4/30/2004	17,592	16,681
5/31/2004	17,788	16,910
6/30/2004	18,086	17,238
7/31/2004	17,128	16,668
8/31/2004	17,023	16,735
9/30/2004	17,248	16,917
10/31/2004	17,443	17,175
11/30/2004	18,237	17,870
12/31/2004	18,853	18,478
1/31/2005	18,583	18,028
2/28/2005	18,479	18,407
3/31/2005	18,254	18,081
4/30/2005	17,924	17,738
5/31/2005	18,882	18,302
6/30/2005	18,928	18,328

Sector Breakdown *

Technology	21.0%
Healthcare	18.2%
Short-Term Instruments	17.6%
Financial & Business Services	10.8%
Consumer Discretionary	9.9%
Consumer Services	5.5%
Energy	5.5%
Other	11.5%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05 19

A GROWTH STOCK FUND

RCM Mid-Cap Fund

•	RCM Mid-Cap Fund seeks long-term growth of capital by normally investing 80% of its assets in common stocks of small- to medium-sized U.S. companies.

•	The Fund’s Class D Shares returned 3.98% for the year ended June 30, 2005. This return trailed the 10.85% return of the Fund’s benchmark, the Russell Mid-Cap Growth Index.

•	The U.S. stock market delivered moderate returns for the fiscal year, largely due to gains in the fourth quarter of 2004. Changing investor sentiment led to increased volatility, with smaller-cap, higher beta stocks outperforming during certain months and value stocks outperforming during other months. At the end of the 12-month period, value stocks led growth stocks and small-caps led large-caps.

•	The Fund trailed its benchmark for the reporting period. This relative performance was partially due to an underweighting and poor stock selection in the consumer discretionary sector. The majority of the Fund’s holdings in this sector delivered positive returns, but did not keep pace with the benchmark.

•	Disappointing stock selection in healthcare also hurt the Fund’s relative performance. For example, Nektar Therapeutics lost ground during the year.

•	Relative performance was helped marginally by the strong stock selection in the telecommunication services sector. Specifically, Nextel Partners posted a double-digit return for the reporting period. Outside of materials, the Fund also saw standout performance from Hilton Hotels, J.C. Penney and Starwood Hotels.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (11/06/79)
RCM Mid-Cap Class D	3.98%	-8.61%	8.82%	15.14%
Russell Mid-Cap Growth Index	10.85%	-5.23%	9.44%	—
Lipper Mid-Cap Growth Fund Average	7.81%	-5.05%	8.22%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$977.50	$1,019.09
Expenses Paid During Period	$5.64	$5.76

Expenses are equal to the expense ratio for the class 1.15% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	RCM Mid-Cap D	Russell Mid-Cap Growth Index
11/30/1979	10,000	10,000
12/30/1979	10,311	10,388
1/30/1980	10,782	10,965
2/29/1980	10,378	10,721
3/30/1980	9,228	9,305
4/30/1980	9,639	9,906
5/30/1980	10,433	10,676
6/30/1980	10,871	11,194
7/30/1980	12,469	12,135
8/30/1980	13,116	12,452
9/30/1980	13,825	12,867
10/30/1980	14,285	13,003
11/30/1980	15,296	14,034
12/30/1980	15,035	13,764
1/30/1981	14,684	13,442
2/28/1981	13,526	13,680
3/30/1981	16,868	14,750
4/30/1981	17,388	14,819
5/30/1981	18,481	15,181
6/30/1981	17,788	14,903
7/30/1981	17,484	14,718
8/30/1981	16,641	13,879
9/30/1981	15,886	12,987
10/30/1981	17,387	13,883
11/30/1981	17,714	14,445
12/30/1981	17,430	14,093
1/30/1982	17,157	13,575
2/28/1982	16,769	12,998
3/30/1982	16,715	12,870
4/30/1982	17,865	13,484
5/30/1982	17,699	13,005
6/30/1982	17,628	12,655
7/30/1982	17,694	12,357
8/30/1982	19,155	13,843
9/30/1982	19,743	14,236
10/30/1982	22,191	16,140
11/30/1982	24,100	17,124
12/30/1982	24,548	17,371
1/30/1983	25,940	17,984
2/28/1983	27,649	18,606
3/30/1983	28,733	19,261
4/30/1983	31,201	20,465
5/30/1983	33,052	21,320
6/30/1983	34,400	22,096
7/30/1983	32,797	21,402
8/30/1983	32,046	21,268
9/30/1983	33,302	21,863
10/30/1983	31,844	21,015
11/30/1983	33,283	21,914
12/30/1983	32,724	21,509
1/30/1984	31,205	20,898
2/29/1984	29,605	19,767
3/30/1984	30,188	20,096
4/30/1984	30,306	19,874
5/30/1984	29,190	18,754
6/30/1984	30,495	19,339
7/30/1984	29,675	18,772
8/30/1984	32,518	21,117
9/30/1984	31,994	21,216
10/30/1984	31,953	21,299
11/30/1984	31,358	21,209
12/30/1984	31,829	21,816
1/30/1985	35,393	23,886
2/28/1985	36,827	24,314
3/30/1985	36,197	24,175
4/30/1985	35,560	24,105
5/30/1985	37,893	25,474
6/30/1985	38,658	26,093
7/30/1985	39,582	26,059
8/30/1985	39,048	25,950
9/30/1985	37,150	24,678
10/30/1985	38,773	25,957
11/30/1985	41,143	27,750
12/30/1985	42,735	28,799
1/30/1986	43,508	29,352
2/28/1986	46,650	31,941
3/30/1986	48,063	33,857
4/30/1986	48,784	34,226
5/30/1986	50,716	36,376
6/30/1986	49,757	36,940
7/30/1986	45,697	33,999
8/30/1986	47,392	35,543
9/30/1986	43,971	32,596
10/30/1986	46,596	34,565
11/30/1986	47,174	34,890
12/30/1986	46,598	33,854
1/30/1987	52,935	38,556
2/28/1987	57,006	41,429
3/30/1987	58,705	41,988
4/30/1987	58,135	40,896
5/30/1987	59,763	41,162
6/30/1987	62,160	42,846
7/30/1987	65,175	44,795
8/30/1987	67,801	46,645
9/30/1987	65,862	45,614
10/30/1987	47,546	33,084
11/30/1987	45,183	30,781
12/30/1987	51,572	34,789
1/30/1988	51,814	35,140
2/29/1988	56,462	38,022
3/30/1988	58,020	38,193
4/30/1988	58,942	38,407
5/30/1988	57,823	37,727
6/30/1988	62,119	40,579
7/30/1988	60,777	39,045
8/30/1988	59,282	37,558
9/30/1988	61,576	39,045
10/30/1988	60,886	38,811
11/30/1988	59,571	37,875
12/30/1988	62,175	39,284
1/30/1989	65,358	41,598
2/28/1989	64,789	41,257
3/30/1989	66,098	41,765
4/30/1989	70,044	44,145
5/30/1989	73,988	46,489
6/30/1989	71,280	45,866
7/30/1989	76,504	49,462
8/30/1989	79,809	51,376
9/30/1989	79,833	51,361
10/30/1989	76,329	49,219
11/30/1989	77,352	50,386
12/30/1989	78,690	51,661
1/30/1990	71,812	46,872
2/28/1990	74,383	47,837
3/30/1990	76,473	49,842
4/30/1990	74,676	48,461
5/30/1990	82,330	53,443
6/30/1990	83,113	54,105
7/30/1990	80,603	52,379
8/30/1990	72,413	46,288
9/30/1990	67,786	43,154
10/30/1990	66,376	42,347
11/30/1990	71,653	46,878
12/30/1990	75,250	49,006
1/30/1991	81,052	52,682
2/28/1991	88,306	57,318
3/30/1991	92,483	60,316
4/30/1991	91,919	59,779
5/30/1991	97,131	62,804
6/30/1991	92,313	59,381
7/30/1991	97,464	62,374
8/30/1991	100,554	64,326
9/30/1991	100,272	64,249
10/30/1991	103,320	65,688
11/30/1991	99,652	63,520
12/30/1991	111,272	72,051
1/30/1992	113,497	72,692
2/29/1992	115,018	72,852
3/30/1992	110,141	69,858
4/30/1992	107,928	68,524
5/30/1992	108,629	68,661
6/30/1992	103,545	66,622
7/30/1992	106,973	69,593
8/30/1992	104,726	68,681
9/30/1992	107,439	70,185
10/30/1992	111,360	72,298
11/30/1992	115,981	76,867
12/30/1992	118,800	78,343
1/30/1993	119,156	79,267
2/28/1993	115,617	76,826
3/30/1993	118,381	79,054
4/30/1993	114,876	75,805
5/30/1993	119,609	79,383
6/30/1993	120,016	79,057
7/30/1993	118,960	78,804
8/30/1993	124,813	83,383
9/30/1993	127,297	84,383
10/30/1993	128,595	85,742
11/30/1993	124,904	83,744
12/30/1993	131,199	87,102
1/30/1994	135,988	89,341
2/28/1994	134,900	88,573
3/30/1994	127,359	84,401
4/30/1994	128,531	84,198
5/30/1994	127,284	84,325
6/30/1994	123,822	80,699
7/30/1994	125,457	82,934
8/30/1994	133,649	87,877
9/30/1994	132,393	86,427
10/30/1994	134,537	87,922
11/30/1994	129,438	84,045
12/30/1994	131,859	85,221
1/30/1995	132,294	86,244
2/28/1995	137,824	90,832
3/30/1995	143,254	94,438
4/30/1995	143,770	95,231
5/30/1995	146,257	97,574
6/30/1995	153,541	102,014
7/30/1995	164,841	108,430
8/30/1995	167,281	109,623
9/30/1995	172,617	112,068
10/30/1995	169,407	109,232
11/30/1995	174,675	114,115
12/30/1995	176,963	114,172
1/30/1996	179,706	116,193
2/29/1996	188,602	120,585
3/30/1996	191,902	121,538
4/30/1996	199,866	127,408
5/30/1996	203,144	130,007
6/30/1996	194,551	126,081
7/30/1996	177,664	116,297
8/30/1996	186,920	122,589
9/30/1996	199,070	130,373
10/30/1996	199,229	128,848
11/30/1996	209,052	136,437
12/30/1996	210,180	134,145
1/30/1997	215,708	140,074
2/28/1997	205,484	136,992
3/30/1997	192,312	129,252
4/30/1997	196,216	132,419
5/30/1997	222,430	144,284
6/30/1997	228,280	148,280
7/30/1997	244,625	162,471
8/30/1997	241,959	160,879
9/30/1997	258,291	169,019
10/30/1997	242,845	160,551
11/30/1997	241,801	162,237
12/30/1997	246,323	164,362
1/30/1998	243,515	161,404
2/28/1998	269,546	176,576
3/30/1998	284,506	183,974
4/30/1998	289,969	186,476
5/30/1998	273,324	178,812
6/30/1998	283,137	183,872
7/30/1998	266,885	176,003
8/30/1998	209,585	142,404
9/30/1998	218,220	153,170
10/30/1998	239,867	164,443
11/30/1998	255,602	175,543
12/30/1998	282,696	193,729
1/30/1999	288,887	199,541
2/28/1999	273,894	189,783
3/30/1999	294,052	200,354
4/30/1999	309,872	209,490
5/30/1999	306,929	206,788
6/30/1999	328,997	221,222
7/30/1999	323,634	214,187
8/30/1999	318,747	211,959
9/30/1999	317,727	210,158
10/30/1999	347,467	226,403
11/30/1999	382,005	249,858
12/30/1999	451,721	293,134
1/30/2000	449,914	293,075
2/29/2000	587,227	354,679
3/30/2000	578,067	355,034
4/30/2000	518,294	320,560
5/30/2000	485,538	297,191
6/30/2000	560,845	328,723
7/30/2000	523,605	307,915
8/30/2000	621,362	354,349
9/30/2000	608,873	337,021
10/30/2000	547,438	313,969
11/30/2000	414,684	245,743
12/30/2000	456,152	258,694
1/30/2001	465,732	273,466
2/28/2001	393,124	226,156
3/30/2001	341,074	193,793
4/30/2001	395,851	226,098
5/30/2001	389,003	225,036
6/30/2001	379,433	225,148
7/30/2001	356,136	209,973
8/30/2001	331,491	194,750
9/30/2001	284,917	162,558
10/30/2001	309,562	179,643
11/30/2001	332,841	198,990
12/30/2001	341,062	206,552
1/30/2002	324,623	199,839
2/28/2002	308,197	188,508
3/30/2002	328,754	202,891
4/30/2002	309,588	192,158
5/30/2002	301,384	186,432
6/30/2002	272,601	165,850
7/30/2002	246,568	149,729
8/30/2002	241,094	149,205
9/30/2002	227,400	137,358
10/30/2002	246,570	148,004
11/30/2002	260,279	159,592
12/30/2002	249,321	149,953
1/30/2003	249,321	148,483
2/28/2003	245,208	147,192
3/30/2003	247,954	149,929
4/30/2003	258,914	160,140
5/30/2003	279,471	175,545
6/30/2003	282,210	178,055
7/30/2003	286,330	184,412
8/30/2003	298,671	194,573
9/30/2003	289,084	190,798
10/30/2003	305,533	206,177
11/30/2003	315,126	211,702
12/30/2003	321,965	214,010
1/30/2004	331,559	221,072
2/29/2004	338,422	224,786
3/30/2004	339,776	224,359
4/30/2004	331,554	218,032
5/30/2004	339,776	223,178
6/30/2004	343,887	226,726
7/30/2004	316,480	211,717
8/30/2004	311,005	209,113
9/30/2004	319,215	216,913
10/30/2004	332,909	224,266
11/30/2004	349,355	235,838
12/30/2004	365,810	247,135
1/30/2005	354,835	240,512
2/28/2005	353,452	246,596
3/30/2005	347,973	242,996
4/30/2005	332,906	233,373
5/30/2005	354,811	246,746
6/30/2005	357,543	251,335

Sector Breakdown *

Technology	20.5%
Healthcare	16.1%
Consumer Services	12.7%
Consumer Discretionary	11.3%
Short-Term Instruments	8.7%
Financial & Business Services	6.7%
Energy	6.5%
Other	17.5%

*	% of total investments as of June 30, 2005

20  Allianz Funds Annual Report  |  06.30.05

A GROWTH STOCK FUND

RCM Targeted Core Growth Fund

(Formerly RCM Tax-Managed Growth Fund)

•	RCM Targeted Core Growth Fund seeks after-tax growth of capital by investing in a broadly diversified portfolio of equity securities of U.S. companies.

•	The Fund’s Class D Shares returned -0.09% for the year ended June 30, 2005, to trail the 6.32% gain posted by the Fund’s benchmark, the S&P 500 Index.

•	Concerns about oil prices, slowing growth and rising interest rates, combined to cap equity market returns over the period. Changing investor sentiment led to frequent changes in market leadership between high beta and cyclical stocks and those with more stable, defensive traits.

•	Performance was hindered most by the Fund’s investment in healthcare companies. In February, Biogen-Idec announced it would voluntarily suspend distribution of its recently approved and promising Multiple Sclerosis drug, Tysabri, following complications in two patients being treated with the drug in clinical trials. Given the increased risk profile and uncertainty surrounding Tysabri’s future, we sold the stock.

•	In the consumer discretionary sector, Harley Davidson has one of the most respected brand names in motorcycles. The stock fell after a disappointing first quarter and downward revisions in sales expectations. We trimmed the stock and continue to monitor growth prospects and valuations.

•	Conversely, technology stocks added to returns. Google was a top contributor and continues to benefit from one of the strongest secular trends in technology—the migration of advertising dollars to the internet.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (12/30/98)
RCM Targeted Core Growth Class D	-0.09%	-7.12%	—	1.33%
Class D Shares after taxes on distribution	-0.09%	-7.12%	—	1.23%
Class D Shares after distributions & sales of fund shares	-0.06%	-5.91%	—	1.08%
S&P 500 Index	6.32%	-2.37%	—	—
Lipper Large-Cap Growth Fund Average	2.90%	-8.81%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$962.30	$1,018.35
Expenses Paid During Period	$6.33	$6.51

Expenses are equal to the expense ratio for the class 1.30% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	RCM Targeted Core Growth D	S&P 500 Index
12/31/1998	10,000	10,000
1/31/1999	10,788	10,418
2/28/1999	10,508	10,094
3/31/1999	11,608	10,498
4/30/1999	11,497	10,905
5/31/1999	11,127	10,647
6/30/1999	12,116	11,238
7/31/1999	11,766	10,887
8/31/1999	11,846	10,833
9/30/1999	11,526	10,537
10/31/1999	12,206	11,203
11/30/1999	13,046	11,431
12/31/1999	15,200	12,104
1/31/2000	14,864	11,497
2/29/2000	15,423	11,279
3/31/2000	16,521	12,382
4/30/2000	15,322	12,010
5/31/2000	14,651	11,763
6/30/2000	15,769	12,053
7/31/2000	15,352	11,865
8/31/2000	16,511	12,601
9/30/2000	15,749	11,936
10/31/2000	15,555	11,886
11/30/2000	13,766	10,949
12/31/2000	13,970	11,002
1/31/2001	14,001	11,393
2/28/2001	12,495	10,354
3/31/2001	11,428	9,698
4/30/2001	12,506	10,451
5/31/2001	12,445	10,522
6/30/2001	11,977	10,265
7/31/2001	11,510	10,164
8/31/2001	10,696	9,528
9/30/2001	10,005	8,759
10/31/2001	10,198	8,926
11/30/2001	10,992	9,610
12/31/2001	10,951	9,695
1/31/2002	10,687	9,553
2/28/2002	10,656	9,369
3/31/2002	10,849	9,721
4/30/2002	10,127	9,132
5/31/2002	10,087	9,065
6/30/2002	9,568	8,419
7/31/2002	9,212	7,763
8/31/2002	9,253	7,814
9/30/2002	8,521	6,965
10/31/2002	9,121	7,578
11/30/2002	9,233	8,023
12/31/2002	8,898	7,552
1/31/2003	8,664	7,354
2/28/2003	8,552	7,244
3/31/2003	8,664	7,314
4/30/2003	9,244	7,917
5/31/2003	9,579	8,334
6/30/2003	9,569	8,440
7/31/2003	9,752	8,589
8/31/2003	9,904	8,756
9/30/2003	9,782	8,663
10/31/2003	10,159	9,154
11/30/2003	10,250	9,234
12/31/2003	10,636	9,718
1/31/2004	10,840	9,897
2/29/2004	10,911	10,034
3/31/2004	10,718	9,883
4/30/2004	10,607	9,728
5/31/2004	10,678	9,861
6/30/2004	10,911	10,053
7/31/2004	10,424	9,720
8/31/2004	10,291	9,760
9/30/2004	10,454	9,865
10/31/2004	10,586	10,016
11/30/2004	10,972	10,421
12/31/2004	11,328	10,776
1/31/2005	11,023	10,513
2/28/2005	10,820	10,735
3/31/2005	10,647	10,544
4/30/2005	10,474	10,344
5/31/2005	11,034	10,674
6/30/2005	10,901	10,689

Sector Breakdown *

Technology	21.9%
Short-Term Instruments	19.8%
Healthcare	15.5%
Consumer Staples	9.1%
Consumer Discretionary	8.5%
Financial & Business Services	7.2%
Energy	6.3%
Consumer Services	4.3%
Other	7.4%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05 21

Schedule of Investments

CCM Capital Appreciation Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 97.6%

Aerospace 4.0%
Boeing Co.	240,020	$15,841
Lockheed Martin Corp. (a)	190,960	12,388
Raytheon Co.	306,170	11,977

		40,206

Building 1.4%

D.R. Horton, Inc. (d)	388,440	14,609

Capital Goods 1.9%

Cooper Industries Ltd. ‘A’	169,200	10,812
Ingersoll-Rand Co. ‘A’ (d)	123,880	8,839

		19,651

Communications 1.3%

Sprint Corp. (d)	531,579	13,337

Consumer Discretionary 6.0%

Abercrombie & Fitch Co. ‘A’	182,800	12,558
Coach, Inc. (a)	347,030	11,650
Federated Department Stores, Inc. (d)	150,440	11,024
J.C. Penney Co., Inc.	233,230	12,263
Nike, Inc. ‘B’ (d)	152,110	13,173

		60,668

Consumer Services 6.4%

Marriott International, Inc. ‘A’	145,940	9,956
McGraw-Hill Cos., Inc.	278,860	12,340
MGM Mirage, Inc. (a)	259,420	10,268
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	205,920	12,061
Time Warner, Inc. (a)	590,110	9,861
Walt Disney Co. (d)	426,670	10,744

		65,230

Consumer Staples 2.5%

Hershey Foods Corp. (d)	153,440	9,529
Procter & Gamble Co. (d)	306,110	16,147

		25,676

Energy 10.9%

Apache Corp. (d)	168,198	10,866
Baker Hughes, Inc. (d)	226,890	11,608
Burlington Resources, Inc.	202,540	11,188
ConocoPhillips	183,720	10,562
Devon Energy Corp. (d)	215,540	10,924
Halliburton Co. (d)	220,750	10,556
Marathon Oil Corp. (d)	207,760	11,088
Occidental Petroleum Corp.	135,440	10,419
Peabody Energy Corp.	232,110	12,079
Transocean, Inc. (a)	213,960	11,547

		110,837

Financial & Business Services 16.4%

ACE Ltd. (d)	284,070	12,741
Allstate Corp.	203,520	12,160
Bank of America Corp.	435,228	19,851
CIT Group, Inc.	315,780	13,569
Countrywide Financial Corp. (a)	317,550	12,261
Genworth Financial, Inc. ‘A’ (a)	408,640	12,353
Hartford Financial Services Group, Inc. (d)	163,470	12,224
Key Corp.	349,750	11,594
Lehman Brothers Holdings, Inc. (d)	128,540	12,761
Progressive Corp. (d)	104,440	10,320
Prudential Financial, Inc.	221,370	14,535
Wachovia Corp.	204,320	10,134
Washington Mutual, Inc. (a)	301,500	12,268

		166,771

Healthcare 17.6%

Aetna, Inc. (d)	152,940	12,666
Allergan, Inc. (a)(d)	147,040	12,534
Amgen, Inc. (a)(d)	199,780	12,079
Barr Laboratories, Inc. (a)	240,190	11,707
C.R. Bard, Inc.	165,920	11,035
Genentech, Inc. (a)(d)	171,750	13,788
Genzyme Corp. (a)(d)	192,210	11,550
HCA, Inc.	212,620	12,049
Johnson & Johnson	186,370	12,114
St. Jude Medical, Inc. (a)	301,260	13,138
Triad Hospitals, Inc. (a)	225,890	12,343
UnitedHealth Group, Inc.	297,270	15,500
WellPoint, Inc. (a)	219,810	15,308
Wyeth	298,280	13,273

		179,084

Materials & Processing 3.6%

Dow Chemical Co.	236,920	10,550
Phelps Dodge Corp. (d)	118,870	10,995
Sherwin-Williams Co.	261,060	12,293
U.S. Steel Corp.	65,160	2,240

		36,078

Technology 22.1%

Adobe Systems, Inc. (d)	429,640	12,296
Apple Computer, Inc. (a)(d)	307,910	11,334
Cisco Systems, Inc. (a)	619,150	11,832
Corning, Inc. (a)	908,380	15,097
Dell, Inc. (a)(d)	356,400	14,081
EMC Corp. (a)(d)	1,041,400	14,278
Emerson Electric Co.	176,970	11,084
Fisher Scientific International, Inc. (a)(d)	197,530	12,820
Harris Corp. (d)	411,840	12,854
Intel Corp. (d)	526,610	13,723
Microsoft Corp.	724,150	17,988
Motorola, Inc. (d)	684,910	12,506
National Semiconductor Corp.	585,740	12,904
Oracle Corp. (a)	1,001,770	13,223
Texas Instruments, Inc. (d)	501,450	14,076
VeriSign, Inc. (a)	407,650	11,724
Yahoo!, Inc. (a)(d)	384,940	13,338

		225,158

Transportation 1.1%

Burlington Northern Santa Fe Corp.	239,780	11,289

Utilities 2.4%

Duke Energy Corp. (d)	439,460	13,065
TXU Corp. (d)	137,280	11,407

		24,472

Total Common Stocks (Cost $870,917)		993,066

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 26.1%

Collateral Invested for Securities on Loan (b) 23.5%

Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$5,000	4,991
3.388% due 09/08/2005	40,700	40,434
Bavaria TRR Corp.
3.106% due 07/01/2005	10,000	9,999
3.304% due 07/11/2005	2,000	1,998
3.460% due 07/01/2005	1,000	1,000
Bavaria Universal Funding
3.268% due 07/20/2005	4,000	3,993
3.309% due 07/28/2005	3,000	2,992
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (c)	33,000	33,000
Beta Finance, Inc.
3.260% due 07/18/2005 (c)	2,000	2,000
Canadian Imperial Bank
3.350% due 07/01/2005	2,086	2,086
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (c)	39,100	39,100
Countrywide Home Loans, Inc.
3.417% due 08/26/2005 (c)	4,000	4,000
3.440% due 11/30/2005 (c)	3,000	3,000
Credit Suisse First Boston
3.102% due 07/08/2005 (c)	1,500	1,500
3.502% due 02/27/2006 (c)	1,000	1,001
3.507% due 02/27/2006 (c)	3,000	3,002
3.511% due 02/06/2006 (c)	5,000	5,004
Davis Square Funding IV Corp.
3.268% due 08/08/2005	10,000	9,946
3.268% due 08/09/2005	5,000	4,973
Morgan Stanley
3.300% due 02/03/2006 (c)	3,000	3,000
3.497% due 12/06/2005	5,000	5,000
Northern Rock PLC
3.150% due 02/03/2006 (c)	2,000	2,000
Park Sienna LLC
3.316% due 07/20/2005	6,000	5,988
Sierra Madre Funding Delaware Corp.
3.107% due 07/05/2005	1,000	1,000
3.262% due 07/25/2005	5,000	4,982
Sigma Finance, Inc.
3.198% due 02/15/2006 (c)	5,000	4,999
3.270% due 03/06/2006 (c)	3,000	2,999
3.496% due 01/27/2006 (c)	5,000	5,000
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (c)	4,000	4,000
Treasury Bank N.A.
3.280% due 03/15/2006 (c)	13,000	13,000
3.354% due 02/27/2006 (c)	5,000	5,000
Verizon Network Funding
3.137% due 07/05/2005	8,000	7,996

		238,983

Repurchase Agreement 2.6%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 3.740% due 06/21/2007 valued at $27,471. Repurchase proceeds are $26,933.)	26,931	26,931

Total Short-Term Instruments (Cost $265,963)		265,914

Total Investments 123.7% (Cost $1,136,880)		$1,258,980

Other Assets and Liabilities (Net) (23.7%)		(241,541)

Net Assets 100.0%		$1,017,439

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased with the cash proceeds from securities on loans.
(c)	Variable rate security.
(d)	Portion of securities on loan with an aggregate market value of $231,605; cash collateral of $238,472 was received with which the Fund purchased securities.

22  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

CCM Mid-Cap Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.2%

Aerospace 2.3%

Goodrich Corp. (d)	269,000	$11,018
Rockwell Collins, Inc.	246,520	11,754

		22,772

Building 1.4%

Pulte Homes, Inc.	156,780	13,209

Capital Goods 2.5%

ITT Industries, Inc.	123,700	12,077
Pentair, Inc.	277,000	11,858

		23,935

Communications 3.9%

Nextel Partners, Inc. ‘A’ (a)	462,440	11,640
NII Holdings, Inc. ‘B’ (a)	207,600	13,274
West Corp. (a)	333,330	12,800

		37,714

Consumer Discretionary 11.1%

Advance Auto Parts, Inc. (a)	187,160	12,081
Chico’s FAS, Inc. (a)	327,700	11,234
Coach, Inc. (a)	354,854	11,912
HNI Corp. (a)	217,440	11,122
Hughes Supply, Inc.	328,910	9,242
Michaels Stores, Inc.	313,550	12,972
Nordstrom, Inc.	219,920	14,948
Oshkosh Truck Corp. ‘B’	153,640	12,027
Urban Outfitters, Inc. (a)	217,030	12,303

		107,841

Consumer Services 8.7%

Brunswick Corp.	251,600	10,899
Choice Hotels International, Inc. (a)	77,410	5,086
Getty Images, Inc. (a)(d)	159,260	11,827
Harrah’s Entertainment, Inc. (d)	145,200	10,465
Harte-Hanks, Inc. (a)	387,670	11,525
Hilton Hotels Corp.	510,230	12,169
RR Donnelley & Sons Co.	354,640	12,239
Station Casinos, Inc.	151,160	10,037

		84,247

Consumer Staples 3.2%

Church & Dwight Co., Inc.	272,460	9,863
Pilgrim’s Pride Corp. (d)	297,120	10,141
Reynolds American, Inc. (d)	135,150	10,650

		30,654

Energy 8.5%

Amerada Hess Corp. (d)	96,320	10,259
ENSCO International, Inc.	289,830	10,361
EOG Resources, Inc. (d)	190,410	10,815
Grant Prideco, Inc. (a)	381,340	10,086
Massey Energy Co. (d)	292,360	11,028
National-Oilwell, Inc. (a)	205,860	9,787
Newfield Exploration Co. (a)	247,170	9,860
Noble Energy, Inc.	135,150	10,224

		82,420

Environmental Services 1.2%

Republic Services, Inc.	316,250	11,388

Financial & Business Services 13.4%

AG Edwards, Inc.	136,340	6,156
Allmerica Financial Corp. (a)	297,770	11,044
Apartment Investment & Management Co. ‘A’	251,810	10,304
Bank of Hawaii Corp.	178,080	9,038
Bear Stearns Cos., Inc. (d)	116,880	12,149
CIT Group, Inc.	292,250	12,558
HCC Insurance Holdings, Inc.	291,500	11,039
Host Marriot Corp.	674,050	11,796
IndyMac BanCorp., Inc. (a)	280,230	11,414
T. Rowe Price Group, Inc.	190,410	11,920
Trizec Properties, Inc. (d)	512,380	10,540
Unitrin, Inc.	252,900	12,417

		130,375

Healthcare 14.2%

Affymetrix, Inc. (a)(d)	196,090	10,575
Barr Laboratories, Inc. (a)	222,740	10,856
C.R. Bard, Inc.	148,990	9,909
Community Health Systems, Inc. (a)(d)	292,680	11,060
Health Net, Inc. (a)(d)	330,950	12,629
Hospira, Inc. (a)	306,090	11,938
Humana, Inc. (a)(d)	286,740	11,395
Invitrogen Corp. (a)(d)	142,290	11,851
PacifiCare Health Systems, Inc. (a)	177,540	12,685
Sepracor, Inc. (a)(d)	188,670	11,322
Universal Health Services, Inc. ‘B’ (d)	185,540	11,537
Varian Medical Systems, Inc. (a)(d)	325,990	12,169

		137,926

Materials & Processing 5.0%

Florida Rock Industries, Inc. (d)	177,430	13,015
Owens-Illinois, Inc. (a)	457,140	11,451
Phelps Dodge Corp. (d)	93,310	8,631
Precision Castparts Corp.	166,620	12,980
U.S. Steel Corp. (d)	59,340	2,040

		48,117

Technology 17.8%

Activision, Inc. (a)	721,820	11,925
Adtran, Inc.	522,010	12,941
Ametek, Inc.	237,000	9,918
Amphenol Corp. ‘A’	274,190	11,014
Cognizant Technology Solutions Corp. ‘A’ (a)	282,630	13,320
Comverse Technology, Inc. (a)	418,100	9,888
Harris Corp. (d)	377,670	11,787
International Rectifier Corp. (a)	244,570	11,671
Macromedia, Inc. (a)	283,940	10,852
McAfee, Inc. (a)(d)	414,750	10,858
MEMC Electronic Materials, Inc. (a)	628,750	9,915
Microchip Technology, Inc. (a)	387,490	11,477
National Semiconductor Corp.	547,420	12,060
WebMD Corp. (a)	1,137,620	11,683
Western Digital Corp. (a)(d)	1,017,640	13,657

		172,966

Utilities 5.0%

AGL Resources, Inc. (a)	287,450	11,110
NRG Energy, Inc. (a)(d)	324,040	12,184
Oneok, Inc.	375,280	12,253
PPL Corp.	218,190	12,956

		48,503

Total Common Stocks (Cost $827,441)		952,067

	Principal Amount (000s)

SHORT-TERM INSRUMENTS 16.2%

Collateral Invested for Securities on Loan (c) 12.6%

Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$1,000	998
3.329% due 07/29/2005	5,000	4,986
3.388% due 09/08/2005	2,000	1,987
Bank of America N.A.
3.518% due 07/01/2005 (b)	10,000	10,000
Bavaria TRR Corp.
3.106% due 07/01/2005	5,000	5,000
3.460% due 07/01/2005	2,000	2,000
3.304% due 07/11/2005	3,000	2,997
3.289% due 07/25/2005	3,000	2,993
Bavaria Universal Funding
3.309% due 07/28/2005	3,000	2,992
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	18,000	18,000
Beta Finance, Inc.
3.260% due 07/18/2005 (b)	1,000	1,000
Canadian Imperial Bank
3.350% due 07/01/2005	13,433	13,433
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	6,000	6,000
Credit Suisse First Boston
3.102% due 07/08/2005 (b)	1,000	1,000
3.511% due 02/06/2006 (b)	5,000	5,004
3.502% due 02/27/2006 (b)	1,000	1,001
3.507% due 02/27/2006 (b)	4,000	4,003
Davis Square Funding IV Corp.
3.268% due 08/09/2005	4,000	3,978
Morgan Stanley
3.497% due 12/06/2005	5,000	5,000
3.300% due 02/03/2006 (b)	3,000	3,000
Northern Rock PLC
3.150% due 02/03/2006 (b)	2,000	2,000
Park Sienna LLC
3.316% due 07/20/2005	3,000	2,994
Sigma Finance, Inc.
3.270% due 03/06/2006 (b)	3,000	2,999
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	3,000	3,000
Treasury Bank N.A.
3.354% due 02/27/2006 (b)	2,000	2,000
3.280% due 03/15/2006 (b)	12,000	12,000
Verizon Network Funding
3.137% due 07/05/2005	2,000	1,999

		122,364

Repurchase Agreement 3.6%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Freddie Mac 3.625% due 02/15/2008 valued at $35,691. Repurchase proceeds are $34,989.)	34,986	34,986

Total Short-Term Instruments (Cost $157,359)		157,350

Total Investments 114.4% (Cost $984,800)		$1,109,417

Other Assets and Liabilities (Net) (14.4%)		(139,413)

Net Assets 100.0%		$970,004

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $118,929; cash collateral of $122,197 was received with which the Fund purchased securities.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  23

Schedule of Investments

NACM Flex-Cap Value Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 90.1%

Aerospace 1.1%

AAR Corp. (a)	27,300	$429

Capital Goods 9.0%

3M Co.	13,600	983
Dycom Industries, Inc. (a)	23,500	466
ESCO Technologies, Inc. (a)	4,300	433
General Electric Co.	29,300	1,015
Tyco International Ltd.	24,400	713

		3,610

Communications 3.7%

SBC Communications, Inc.	26,400	627
Verizon Communications, Inc.	24,600	850

		1,477

Consumer Discretionary 2.2%

Charming Shoppes (a)	45,600	425
Hughes Supply, Inc. (a)	16,400	461

		886

Consumer Services 8.3%

Barrett Business Services, Inc. (a)	27,400	412
Comcast Corp. ‘A’ (a)	21,000	645
Concorde Career Colleges, Inc. (a)	6,000	82
Dow Jones & Co., Inc.	12,600	447
Liberty Global, Inc. ‘A’ (a)	11,800	551
Time Warner, Inc. (a)	38,700	647
Viacom, Inc. ‘B’	16,700	535

		3,319

Consumer Staples 4.1%

Altria Group, Inc.	9,300	601
Dean Foods Co. (a)	10,700	377
PepsiCo, Inc.	11,400	615
TreeHouse Foods, Inc. (a)	2,140	61

		1,654

Energy 11.0%

ChevronTexaco Corp.	15,000	839
ConocoPhillips	11,200	644
Exxon Mobil Corp.	43,100	2,477
Freescale Semiconductor, Inc. ‘B’ (a)	21,400	453

		4,413

Financial & Business Services 28.8%

American Express Co.	11,500	612
American International Group, Inc.	15,700	912
Bank of America Corp.	29,398	1,341
Bank of New York Co., Inc.	21,800	627
Citigroup, Inc.	43,900	2,030
City National Corp.	6,300	452
DiamondRock Hospitality Co. (a)(e)	9,600	108
Fieldstone Investment Corp.	3,800	55
Goldman Sachs Group, Inc. (c)	4,500	459
J.P. Morgan Chase & Co. (a)	23,500	830
JER Investment Trust, Inc. (e)	4,900	73
KKR Financial Corp. (e)	23,800	595
Kohlberg Kravis Roberts & Co.	4,150	104
Morgan Stanley Dean Witter & Co.	8,600	451
Newcastle Investment Corp.	5,600	169
North Fork Bancorp., Inc.	19,000	534
Peoples Choice Financial Corp. (e)	5,600	50
U.S. Bancorp (c)	20,700	604
Washington Mutual, Inc.	15,800	643
Wells Fargo & Co.	14,100	868

		11,517

Healthcare 6.8%

CV Therapeutics, Inc. (a)	21,100	473
Nektar Therapeutics, Inc. (a)	24,200	408
Pfizer, Inc.	50,800	1,401
WellPoint, Inc. (a)	6,200	432

		2,714

Materials & Processing 3.7%

Huntsman Corp. (a)	26,700	541
OM Group, Inc. (a)	6,100	151
Smurfit-Stone Container Corp. (a)	37,600	382
Timken Co. (a)	17,800	411

		1,485

Technology 9.8%

Applied Materials, Inc. (a)	26,100	422
Enterasys Networks, Inc. (a)	432,100	389
Intel Corp.	15,900	414
International Business Machines Corp.	11,500	853
Microsoft Corp.	34,300	852
QLogic Corp. (a)(c)	4,300	133
Texas Instruments, Inc. (c)	16,000	449
TIBCO Software, Inc. (a)	63,600	416

		3,928

Transportation 1.1%

Dynamex, Inc. (a)	25,400	433

Utilities 0.5%

Cinergy Corp.	5,000	224

Total Common Stocks (Cost $36,122)		36,089

EXCHANG E-TRADED FUNDS 5.1%

iShares Russell 1000 Value Index Fund	28,100	1,873
iShares Russell 3000 Value Index Fund	1,800	157

Total Exchange-Traded Funds (Cost $2,025)		2,030

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 8.0%

Collateral Invested for Securities on Loan (b) 3.3%

Adirondack 2005-1 Corp.
3.329% due 07/29/2005	$500	499
Canadian Imperial Bank
3.350% due 07/01/2005	572	572
Davis Square Funding IV Corp.
3.265% due 08/09/2005	100	99
ING Belgium S.A.
3.401% due 07/01/2005	150	150

		1,320

Repurchase Agreement 4.7%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Fannie Mae 3.875% due 11/17/2008 valued at $1,925. Repurchase proceeds are $1,884.)	1,884	1,884

Total Short-Term Instruments (Cost $3,205)		3,204

Total Investments (d) 103.2% (Cost $41,352)		$41,323

Other Assets and Liabilities (Net) (3.2%)		(1,293)

Net Assets 100.0%		$40,030

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $1,290; cash collateral of $1,319 was received with which the Fund purchased securities.
(d)	Securities with an aggregate value of $391, which represents 0.98% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(e)	Securities purchased under Rule 144A of the 1993 Securities Act and, unless registered under the act or exempt from registration, may only be sold to qualified institutional investors.

24  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

NACM Growth Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.5%

Aerospace 2.6%

Lockheed Martin Corp.	800	$52
Raytheon Co.	1,100	43

		95

Building 0.6%

KB Home (a)	300	23

Capital Goods 4.5%

General Electric Co.	3,100	107
Rockwell Automation, Inc.	400	20
Textron, Inc.	500	38

		165

Communications 2.7%

AT&T Corp.	3,000	57
Verizon Communications, Inc.	1,200	42

		99

Consumer Discretionary 10.8%

Abercrombie & Fitch Co. ‘A’	800	55
American Eagle Outfitters, Inc.	1,100	34
Cablevision Systems New York Group ‘A’ (a)	1,100	35
Darden Restaurants, Inc. (a)	1,000	33
Federated Department Stores, Inc.	600	44
Gap, Inc.	1,400	28
Newell Rubbermaid, Inc.	1,700	41
Staples, Inc.	1,650	35
Target Corp.	1,000	54
V.F. Corp.	700	40

		399

Consumer Services 5.0%

Alliance Data Systems Corp. (a)	700	28
Cendant Corp.	2,300	51
Gemstar-TV Guide International, Inc. (a)	7,600	27
Sirius Satellite Radio, Inc. (a)	2,500	16
Time Warner, Inc. (a)	900	15
Viacom, Inc. ‘B’	1,500	48

		185

Consumer Staples 7.5%

Brown-Forman Corp. ‘B’	1,000	61
Gillette Co.	600	30
Kraft Foods, Inc. ‘A’	600	19
Monsanto Co. (a)	800	50
Procter & Gamble Co.	2,000	106
Whole Foods Market, Inc. (a)	100	12

		278

Energy 5.7%

ConocoPhillips	700	40
Diamond Offshore Drilling, Inc.	1,400	75
Pride International, Inc. (a)	1,900	49
Transocean, Inc. (a)	900	49

		213

Financial & Business Services 2.5%

ACE Ltd.	900	40
Chubb Corp.	600	51

		91

Healthcare 21.6%

Abbott Laboratories	500	25
Aetna, Inc. (a)	700	58
Alcon, Inc.	300	33
Amgen, Inc. (a)	1,300	79
Becton Dickinson & Co.	900	47
Cardinal Health, Inc.	500	29
Covance, Inc. (a)	1,100	49
Guidant Corp.	300	20
Humana, Inc. (a)	1,200	48
Invitrogen Corp. (a)	400	33
Johnson & Johnson	1,900	124
Pfizer, Inc.	2,000	55
Schering-Plough Corp. (a)	900	17
Sepracor, Inc. (a)	600	36
UnitedHealth Group, Inc.	2,000	104
WellPoint, Inc. (a)	600	42

		799

Materials & Processing 0.7%

PPG Industries, Inc.	400	25

Technology 27.2%

Adobe Systems, Inc.	1,200	34
Apple Computer, Inc. (a)	1,300	48
Autodesk, Inc.	1,700	58
Broadcom Corp. ‘A’ (a)	500	18
CheckFree Corp. (a)	700	24
Cisco Systems, Inc. (a)	2,500	48
Corning, Inc. (a)	1,800	30
Dell, Inc. (a)	2,900	115
Electronic Data Systems Corp.	1,400	27
EMC Corp. (a)	2,300	32
Emerson Electric Co.	800	50
Intel Corp.	6,400	167
International Business Machines Corp.	1,300	96
Microsoft Corp.	1,600	40
Motorola, Inc.	900	16
NVIDIA Corp. (a)	900	24
Oracle Corp. (a)	6,000	79
PerkinElmer, Inc.	2,400	45
QUALCOMM, Inc.	600	20
VeriSign, Inc. (a)	1,300	37

		1,008

Transportation 5.8%

Burlington Northern Santa Fe Corp.	1,000	47
CNF, Inc.	1,100	49
CSX Corp.	700	30
FedEx Corp.	200	16
Norfolk Southern Corp.	1,400	43
Yellow Roadway Corp. (a)	600	31

		216

Utilities 1.3%

TXU Corp.	600	50

Total Common Stocks (Cost $3,521)		3,646

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 2.3%

Repurchase Agreement 2.3%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $86. Repurchase proceeds are $84.)	$84	84

Total Short-Term Instruments (Cost $84)		84

Total Investments 100.8% (Cost $3,605)		$3,730

Other Assets and Liabilities (Net) (0.8%)		(29)

Net Assets 100.0%		$3,701

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  25

Schedule of Investments

NFJ Dividend Value Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 96.0%

Aerospace 1.9%

Northrop Grumman Corp.	276,000	$15,249

Capital Goods 1.9%

Stanley Works (d)	335,000	15,256

Communications 5.8%

Alltel Corp.	247,000	15,383
AT&T Corp.	794,000	15,118
Verizon Communications, Inc.	448,000	15,478

		45,979

Consumer Discretionary 9.6%

Limited Brands, Inc. (d)	722,000	15,465
May Department Stores Co.	385,000	15,462
V.F. Corp.	270,000	15,449
Whirlpool Corp. (d)	431,000	30,217

		76,593

Consumer Services 1.6%

Deluxe Corp. (d)	306,000	12,424

Consumer Staples 9.6%

Albertson’s, Inc. (d)	753,000	15,572
Altria Group, Inc.	234,000	15,130
ConAgra Foods, Inc.	656,000	15,193
Kimberly-Clark Corp.	245,000	15,335
Reynolds American, Inc. (d)	192,000	15,130

		76,360

Energy 13.4%

ChevronTexaco Corp.	268,000	14,987
ConocoPhillips	262,004	15,063
Marathon Oil Corp. (d)	567,000	30,261
Occidental Petroleum Corp.	194,000	14,924
PetroChina Co., Ltd. SP - ADR (d)	216,000	15,865
Petroleo Brasileiro S.A. SP - ADR (d)	304,000	15,848

		106,948

Financial & Business Services 27.1%

Bank of America Corp.	338,000	15,416
Duke Realty Corp.	487,000	15,418
J.P. Morgan Chase & Co.	421,000	14,870
Jefferson-Pilot Corp.	305,000	15,378
Key Corp. (d)	903,000	29,935
Lincoln National Corp. (d)	321,000	15,061
MBNA Corp.	720,000	18,835
Morgan Stanley Dean Witter & Co.	295,000	15,479
Regions Financial Corp. (d)	877,000	29,713
St. Paul Travelers Cos., Inc.	387,000	15,298
Washington Mutual, Inc. (d)	742,000	30,192

		215,595

Healthcare 7.7%

GlaxoSmithKline PLC SP - ADR (d)	318,000	15,426
Merck & Co., Inc.	1,000,000	30,800
Pfizer, Inc.	554,000	15,279

		61,505

Materials & Processing 5.8%

Dow Chemical Co. (d)	339,000	15,096
Freeport-McMoran Copper & Gold, Inc. ‘B’	408,000	15,276
Lyondell Chemical Co. (a)	602,000	15,905

		46,277

Technology 3.9%

Hewlett-Packard Co. (d)	655,000	15,399
Seagate Technology, Inc. (a)(d)	893,000	15,672

		31,071

Utilities 7.7%

DTE Energy Co. (d)	320,000	14,966
KeySpan Corp.	382,000	15,547
Progress Energy, Inc.	337,000	15,246
Sempra Energy	374,000	15,450

		61,209

Total Common Stocks (Cost $705,831)		764,466

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 28.0%

Collateral Invested for Securities on Loan (c) 23.2%

Allianz Dresdner Daily Asset Fund (e)	5,000,000	5,000
Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$3,000	2,995
3.329% due 07/29/2005	5,000	4,986
3.388% due 09/08/2005	15,000	14,902
Bavaria TRR Corp.
3.106% due 07/01/2005	5,000	5,000
3.289% due 07/25/2005	16,800	16,761
Bavaria Universal Funding
3.268% due 07/20/2005	5,000	4,991
3.309% due 07/28/2005	5,000	4,987
Beta Finance, Inc.
3.260% due 07/18/2005 (b)	2,000	2,000
Canadian Imperial Bank
3.350% due 07/01/2005	6,803	6,803
Credit Suisse First Boston
3.102% due 07/08/2005 (b)	1,000	1,000
3.511% due 02/06/2006 (b)	15,000	15,010
3.502% due 02/27/2006 (b)	1,000	1,001
3.507% due 02/27/2006 (b)	6,000	6,004
Davis Square Funding IV Corp.
3.268% due 08/08/2005	10,000	9,946
3.268% due 08/09/2005	5,000	4,973
ING Belgium S.A.
3.400% due 07/01/2005	18,920	18,920
Morgan Stanley
3.497% due 12/06/2005	5,000	5,000
3.300% due 02/03/2006 (b)	2,000	2,000
Northern Rock PLC
3.150% due 02/03/2006 (b)	2,000	2,000
Park Sienna LLC
3.316% due 07/20/2005	10,000	9,981
Sierra Madre Funding Delaware Corp.
3.107% due 07/05/2005	1,000	1,000
3.262% due 07/25/2005	5,000	4,981
Sigma Finance, Inc.
3.198% due 02/15/2006 (b)	5,000	4,998
3.270% due 03/06/2006 (b)	10,000	9,998
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	3,000	3,000
Treasury Bank N.A.
3.354% due 02/27/2006 (b)	8,000	8,000
3.280% due 03/15/2006 (b)	4,000	4,000
Verizon Network Funding
3.137% due 07/05/2005	5,000	4,998

		185,235

Repurchase Agreement 4.8%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.010% due 09/17/2008 valued at $38,789. Repurchase proceeds are $38,028.)	38,025	38,025

Total Short-Term Instruments (Cost $223,302)		223,260

Total Investments 124.0% (Cost $929,133)		$987,726

Other Assets and Liabilities (Net) (24.0%)		(191,280)

Net Assets 100.0%		$796,446

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $180,150; cash collateral of $184,989 was received with which the Fund purchased securities.
(e)	The Fund is investing in shares of affiliated Funds.

26  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

NFJ Large-Cap Value Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.5%

Aerospace 0.9%

General Dynamics Corp.	4,600	$504

Capital Goods 3.8%

Deere & Co. (c)	16,000	1,048
Johnson Controls, Inc.	18,500	1,042

		2,090

Communications 3.9%

AT&T Corp.	83,300	1,586
Verizon Communications, Inc.	15,200	525

		2,111

Consumer Discretionary 5.6%

Limited Brands, Inc.	63,300	1,356
McDonald’s Corp.	25,700	713
Paccar, Inc.	15,000	1,020

		3,089

Consumer Services 2.9%

Cendant Corp.	48,300	1,080
Gannett Co, Inc.	7,300	519

		1,599

Consumer Staples 11.4%

Altria Group, Inc.	24,100	1,558
Anheuser-Busch Cos., Inc. (c)	11,300	517
Archer-Daniels-Midland Co.	50,000	1,069
Coca-Cola Enterprises, Inc.	22,700	500
ConAgra Foods, Inc.	45,500	1,054
Fortune Brands, Inc.	6,000	533
Kimberly-Clark Corp.	16,600	1,039

		6,270

Energy 11.5%

Apache Corp.	24,500	1,583
ConocoPhillips	35,900	2,064
Occidental Petroleum Corp.	13,400	1,031
Valero Energy Corp. (c)	20,800	1,646

		6,324

Financial & Business Services 34.6%

Allstate Corp.	35,500	2,121
Bank of America Corp. (a)	34,400	1,578
Citigroup, Inc.	33,300	1,539
Countrywide Financial Corp.	27,200	1,050
Equity Office Properties Trust	32,000	1,059
Fannie Mae	9,000	526
JP Morgan Chase & Co.	42,800	1,511
Key Corp.	48,100	1,595
Lehman Brothers Holdings, Inc. (c)	16,000	1,589
Marsh & McLennan Cos., Inc.	18,800	521
MetLife, Inc.	35,400	1,591
Simon Property Group, Inc.	15,500	1,124
St. Paul Travelers Cos., Inc.	40,400	1,597
Washington Mutual, Inc.	38,300	1,558

		18,959

Healthcare 6.7%

HCA, Inc. (a)	9,100	516
Merck & Co., Inc.	33,800	1,041
Pfizer, Inc.	38,400	1,059
WellPoint, Inc. (a)	14,800	1,031

		3,647

Materials & Processing 10.6%

Alcoa, Inc.	40,500	1,058
Dow Chemical Co.	35,600	1,585
Masco Corp. (c)	50,200	1,594
PPG Industries, Inc.	8,400	527
Weyerhaeuser Co.	16,600	1,057

		5,821

Technology 1.9%

Hewlett-Packard Co.	44,500	1,046

Transportation 2.9%

Burlington Northern Santa Fe Corp.	33,500	1,577

Utilities 2.0%

Exelon Corp.	21,400	1,098

Total Common Stocks (Cost $51,500)		54,135

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 13.9%

Collateral Invested for Securities on Loan (b) 9.7%

Adirondack 2005-1 Corp.
3.329% due 07/29/2005	$1,000	997
Bavaria TRR Corp.
3.460% due 07/01/2005	200	200
3.289% due 07/25/2005	1,000	998
Canadian Imperial Bank
3.349% due 07/01/2005	301	301
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (d)	1,000	1,000
Davis Square Funding IV Corp.
3.268% due 08/09/2005	500	497
ING Belgium S.A.
3.400% due 07/01/2005	516	516
Park Sienna LLC
3.316% due 07/20/2005	800	798

		5,307

Repurchase Agreement 4.2%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $2,347. Repurchase proceeds are $2,296.)	2,296	2,296

Total Short-Term Instruments (Cost $7,605)		7,603

Total Investments 112.4% (Cost $59,105)		$61,738

Other Assets and Liabilities (Net) (12.4%)		(6,791)

Net Assets 100.0%		$54,947

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $5,169; cash collateral of $5,301 was received with which the Fund purchased securities.
(d)	Variable rate security.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  27

Schedule of Investments

NFJ Small-Cap Value Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 96.0%

Aerospace 1.1%

Curtiss-Wright Corp.	590,000	$31,830
Kaman Corp. ‘A’	321,100	5,793

		37,623

Building 2.0%

M.D.C. Holdings, Inc.	420,000	34,545
M/I Homes, Inc. (d)	640,000	34,624

		69,169

Capital Goods 10.0%

Acuity Brands, Inc. (d)	1,230,000	31,599
Albany International Corp. ‘A’	960,000	30,826
ArvinMeritor, Inc.	1,800,000	32,022
Barnes Group, Inc.	749,000	24,792
Crane Co.	1,155,000	30,376
Harsco Corp. (d)	562,000	30,657
Kennametal, Inc.	703,700	32,265
Lancaster Colony Corp.	690,000	29,615
Lincoln Electric Holdings, Inc.	940,000	31,161
Regal-Beloit Corp.	832,500	24,276
Sturm, Ruger & Co., Inc.	475,000	3,976
Tecumseh Products Co. ‘A’	581,000	15,943
Teleflex, Inc.	570,000	33,841

		351,349

Communications 0.9%

Iowa Telecommunications Services, Inc. (e)	1,660,000	31,125

Consumer Discretionary 11.3%

Bob Evans Farms, Inc.	1,195,000	27,867
Borders Group, Inc.	1,237,000	31,308
Brown Shoe Co., Inc.	780,000	30,537
Burlington Coat Factory Warehouse Corp.	653,200	27,852
Casey’s General Stores, Inc.	1,170,000	23,189
Cato Corp. ‘A’ (e)	1,539,000	31,780
Claire’s Stores, Inc. (d)	1,330,000	31,986
Handleman Co. (e)	1,117,000	18,442
Kellwood Co. (d)	970,000	26,093
Landry’s Restaurants, Inc. (d)	1,065,000	32,046
Libbey, Inc.	571,000	9,028
Owens & Minor, Inc.	1,050,000	33,967
Russell Corp.	1,240,000	25,358
United Auto Group, Inc.	1,070,000	31,886
World Fuel Services Corp.	650,000	15,217

		396,556

Consumer Services 2.5%

Banta Corp.	695,000	31,525
Intrawest Corp.	1,430,000	34,434
Landauer, Inc.	320,000	16,611
McGrath Rentcorp	142,100	3,368

		85,938

Consumer Staples 7.1%

Chiquita Brands International, Inc.	1,150,000	31,579
Corn Products International, Inc.	1,350,000	32,076
Fresh Del Monte Produce, Inc. (d)	1,150,000	30,958
John H. Harland Co.	820,000	31,160
Loews Corp.-Carolina Group	1,025,000	34,153
PepsiAmericas, Inc.	1,100,000	28,226
Ruddick Corp.	1,200,000	30,636
Sanderson Farms, Inc. (b)	15,000	682
Universal Corp.	700,000	30,646

		250,116

Energy 13.1%

Arch Coal, Inc. (d)	620,000	33,771
Berry Petroleum Co. ‘A’	630,000	33,314
Buckeye Partners LP (d)	670,000	30,800
Cabot Oil & Gas Corp.	970,000	33,659
Frontier Oil Corp. (d)	1,170,000	34,340
Holly Corp. (d)	650,000	30,336
Magellan Midstream Partners LP	960,000	31,469
Massey Energy Co. (d)	820,000	30,930
National Fuel Gas Co.	1,040,000	30,066
Range Resources Corp.	1,250,000	33,625
St. Mary Land & Exploration Co. (d)	1,190,000	34,486
Tidewater, Inc. (d)	840,000	32,021
Vintage Petroleum, Inc. (d)	1,120,000	34,126
Western Gas Resources, Inc. (d)	960,000	33,504

		456,447

Financial & Business Services 18.9%

American Financial Group, Inc.	915,000	30,671
AmerUs Group Co. (d)	632,000	30,368
Annaly Mortgage Management, Inc. (d)	1,740,000	31,198
BancorpSouth, Inc.	1,010,000	23,836
CBL & Associates Properties, Inc.	780,000	33,595
Commercial Federal Corp.	900,000	30,312
Delphi Financial Group, Inc. ‘A’	716,000	31,611
Equity One, Inc.	1,433,000	32,529
First Industrial Realty Trust, Inc.	762,000	30,404
Fremont General Corp.	1,420,000	34,549
Healthcare Realty Trust, Inc. (d)	808,000	31,197
Hilb Rogal & Hobbs Co. (d)	930,000	31,992
HRPT Properties Trust	2,500,000	31,075
Hudson United Bancorp.	870,000	31,407
LandAmerica Financial Group, Inc. (d)	570,000	33,841
Nationwide Health Properties, Inc. (d)	1,420,000	33,526
New Plan Excel Realty Trust, Inc. (d)	1,130,000	30,702
Old National Bancorp	724,500	15,504
Provident Bankshares Corp.	980,000	31,272
Shurgard Storage Centers, Inc. ‘A’ (d)	700,000	32,172
Susquehanna Bancshares, Inc.	840,000	20,656
Washington Federal, Inc. (d)	1,130,000	26,578

		658,995

Healthcare 2.4%

Arrow International, Inc.	740,000	23,606
Invacare Corp.	690,000	30,608
Perrigo Co. (d)	2,220,000	30,947

		85,161

Materials & Processing 12.0%

Agnico-Eagle Mines Ltd. (d)	2,620,000	33,012
Commercial Metals Co. (b)	50,000	1,191
Goldcorp, Inc. (d)	2,158,000	34,053
Lennox International, Inc.	1,497,000	31,691
Lubrizol Corp.	800,000	33,608
Methanex Corp.	1,780,000	29,317
Mueller Industries, Inc.	1,134,000	30,731
Olin Corp. (b)	1,697,000	30,953
Potlatch Corp.	612,000	32,026
Quanex Corp. (d)	600,000	31,806
Rock-Tenn Co. ‘A’	938,000	11,866
RPM International, Inc. (d)	1,685,000	30,768
Sensient Technologies Corp. (d)	1,460,000	30,091
Universal Forest Products, Inc.	602,500	24,974
Valmont Industries, Inc.	120,000	3,096
York International Corp. (d)	800,000	30,400

		419,583

Technology 0.6%

Cubic Corp. (b)(d)	330,000	5,854
Methode Electronics, Inc.	1,196,300	14,200

		20,054

Transportation 5.5%

Arkansas Best Corp. (d)	980,000	31,174
Frontline Ltd. (d)	830,000	33,399
GATX Corp. (d)	950,000	32,775
General Maritime Corp. (d)	757,000	32,097
Skywest, Inc.	1,730,000	31,451
Teekay Shipping Corp. (d)	700,000	30,730

		191,626

Utilities 8.6%

Atmos Energy Corp.	1,080,000	31,104
Cleco Corp.	1,420,000	30,629
Duquesne Light Holdings, Inc. (d)	1,635,000	30,542
Energen Corp.	980,000	34,349
Peoples Energy Corp. (d)	720,000	31,291
Southwest Gas Corp.	530,000	13,520
UGI Corp.	1,200,000	33,480
Vectren Corp.	1,075,000	30,885
Westar Energy, Inc.	1,300,000	31,239
WGL Holdings, Inc.	948,000	31,891

		298,930

Total Common Stocks (Cost $2,579,280)		3,352,672

SHORT-TERM INSTRUMENTS 21.1%

Collateral Invested for Securities on Loan (c) 17.0%

Allianz Dresdner Daily Asset Fund (e)	15,000,000	15,000

	Principal Amount (000s)
Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$20,000	19,966
3.329% due 07/29/2005	15,000	14,958
3.388% due 09/08/2005	30,000	29,804
Bank of America N.A.
3.518% due 07/01/2005 (a)	56,500	56,500
Bavaria TRR Corp.
3.106% due 07/01/2005	10,000	9,999
3.460% due 07/01/2005	5,000	5,000
3.304% due 07/11/2005	2,000	1,998
3.289% due 07/25/2005	9,000	8,979
Bavaria Universal Funding
3.268% due 07/20/2005	2,000	1,996
3.309% due 07/28/2005	2,000	1,995
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (a)	65,000	65,000
Beta Finance, Inc.
3.260% due 07/18/2005 (a)	3,000	3,000
Canadian Imperial Bank
3.350% due 07/01/2005	3,677	3,677
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (a)	70,000	70,000
Countrywide Home Loans, Inc.
3.440% due 11/30/2005 (a)	6,000	6,001
Credit Suisse First Boston
3.102% due 07/08/2005 (a)	5,000	5,000
3.511% due 02/06/2006 (a)	25,000	25,017
3.502% due 02/27/2006 (a)	4,000	4,003
3.507% due 02/27/2006 (a)	37,500	37,526
Davis Square Funding III Corp.
3.302% due 07/05/2005	20,000	19,989
Davis Square Funding IV Corp.
3.263% due 08/08/2005	20,000	19,892
3.268% due 08/08/2005	20,000	19,892
3.268% due 08/09/2005	10,000	9,946
Morgan Stanley
3.300% due 02/03/2006 (a)	10,000	10,000
3.497% due 12/06/2005	10,000	10,000
Northern Rock PLC
3.150% due 02/03/2006 (a)	2,000	2,000
Park Sienna LLC
3.316% due 07/20/2005	10,000	9,981

28  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

	Principal Amount (000s)	Value (000s)
Sierra Madre Funding Delaware Corp.
3.107% due 07/05/2005	$16,000	$15,993
3.135% due 07/05/2005	3,516	3,514
3.262% due 07/25/2005	5,000	4,981
Sigma Finance, Inc.
3.496% due 01/27/2006 (a)	5,000	5,000
3.198% due 02/15/2006 (a)	10,000	9,997
3.270% due 03/06/2006 (a)	10,000	9,998
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (a)	7,000	7,000
Treasury Bank N.A.
3.354% due 02/27/2006 (a)	10,000	10,000
3.280% due 03/15/2006 (a)	30,000	30,000
Verizon Network Funding
3.137% due 07/05/2005	12,000	11,995

		595,597

Repurchase Agreement 4.1%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Fannie Mae 3.625%-3.860% due 03/15/2007-02/22/2008 valued at $82,481; Federal Home Loan Bank 3.740% due 6/21/2007 valued at $57,252; and Freddie Mac 3.625% due 2/15/2008 valued at $7,264. Repurchase proceeds are 144,124.)	144,113	144,113

Total Short-Term Instruments (Cost $739,833)		739,710

Total Investments 117.1% (Cost $3,319,113)		$4,092,382

Other Assets and Liabilities (Net) (17.1%)		(598,015)

Net Assets 100.0%		$3,494,367

Notes to Schedule of Investments

(amounts in thousands):

(a)	Variable rate security.
(b)	Non-income producing security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $577,376; cash collateral of $594,702 was received with which the Fund purchased securities.
(e)	The Fund is investing in shares of affiliated Funds.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  29

Schedule of Investments

OCC Core Equity Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 96.4%

Building 6.3%

Centex Corp.	1,700	$120
Lennar Corp. ‘A’	1,200	76

		196

Capital Goods 10.1%

Eaton Corp.	1,100	66
General Electric Co.	900	31
Parker Hannifin Corp.	700	44
Textron, Inc.	700	53
Tyco International Ltd.	4,000	117

		311

Communications 1.1%

Alltel Corp.	550	34

Consumer Discretionary 8.0%

Best Buy Co., Inc.	600	41
Kohl’s Corp. (a)	2,700	151
Lowe’s Cos., Inc. (a)	600	35
Wal-Mart Stores, Inc.	400	19

		246

Consumer Services 12.7%

Apollo Group, Inc. ‘A’ (a)	400	31
Harley-Davidson, Inc.	1,100	55
Moody’s Corp.	800	36
Royal Caribbean Cruises Ltd.	1,000	48
Sears Holding Corp. (a)	900	135
Time Warner, Inc. (a)	3,300	55
WPP Group PLC	600	31

		391

Energy 8.5%

BP PLC SP-ADR	1,000	62
ConocoPhillips	2,600	150
Nabors Industries Ltd. (a)	600	36
XTO Energy, Inc.	450	15

		263

Financial & Business Services 23.0%

Ambac Financial Group, Inc.	850	59
American Express Co.	750	40
American International Group, Inc.	2,050	119
Bank of America Corp.	3,200	146
Citigroup, Inc.	1,200	56
Countrywide Financial Corp.	1,300	50
Marsh & McLennan Cos., Inc.	2,100	58
Merrill Lynch & Co., Inc.	1,600	88
Wells Fargo & Co.	1,500	92

		708

Healthcare 13.2%

Aetna, Inc. (a)	850	71
Amgen, Inc. (a)	800	48
Boston Scientific Corp. (a)	3,600	97
Pfizer, Inc.	2,200	61
Sanofi-Synthelabo SA SP-ADR	1,950	80
WellPoint, Inc. (a)	700	49

		406

Materials & Processing 4.5%

Inco Ltd.	1,600	61
Nucor Corp.	600	27
Rio Tinto PLC (a)	100	12
Sherwin-Williams Co.	800	38

		138

Technology 9.0%

Applied Materials, Inc.	1,900	31
Cisco Systems, Inc. (a)	2,400	46
Dell, Inc. (a)	1,500	59
Nokia Corp. SP-ADR	4,100	68
Texas Instruments, Inc.	2,600	73

		277

Total Common Stocks (Cost $2,872)		2,970

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 3.5%

Repurchase Agreement 3.5%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $112. Repurchase proceeds are $107.)	$107	107

Total Short-Term Instruments (Cost $107)		107

Total Investments 99.9% (Cost $2,979)		$3,077

Other Assets and Liabilities (Net) 0.1%		2

Net Assets 100.0%		$3,079

Notes to Schedule of Investments:

(a)	Non-income producing security.

30  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

OCC Renaissance Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.2%

Aerospace 0.7%

DRS Technologies, Inc.	685,000	$35,127

Capital Goods 8.3%

Eaton Corp.	2,265,700	135,715
Lear Corp. (a)(d)	1,682,900	61,224
Parker Hannifin Corp.	966,200	59,914
Tyco International Ltd. (d)	3,000,000	87,600
Zebra Technologies Corp. ‘A’ (a)	1,396,939	61,172

		405,625

Consumer Discretionary 10.0%

AnnTaylor Stores Corp. (a)(d)	1,140,000	27,679
Claire’s Stores, Inc.	1,280,000	30,784
J.C. Penney Co., Inc. (d)	1,388,000	72,981
Navistar International Corp. (a)(d)	1,697,900	54,333
Oshkosh Truck Corp. ‘B’	644,200	50,428
Payless Shoesource, Inc. (a)	2,124,700	40,794
PETCO Animal Supplies, Inc. (a)	1,788,800	52,448
Ruby Tuesday, Inc. (a)	593,800	15,379
TJX Cos., Inc. (a)	1,066,700	25,974
Wal-Mart Stores, Inc.	2,440,000	117,608

		488,408

Consumer Services 10.7%

H&R Block, Inc. (a)	1,117,000	65,177
La Quinta Corp. ‘B’ (a)	3,987,100	37,200
Lamar Advertising Co. ‘A’ (a)(d)	1,478,000	63,214
Royal Caribbean Cruises Ltd. (a)	1,633,000	78,972
Tribune Co. (d)	1,549,400	54,508
United Rentals, Inc. (a)(d)	2,996,264	60,554
Viacom, Inc. ‘B’	1,633,300	52,298
WPP Group PLC	11,000,000	112,672

		524,595

Consumer Staples 1.5%

Avon Products, Inc. (d)	1,994,400	75,488

Energy 9.0%

ConocoPhillips	1,840,000	105,782
Exxon Mobil Corp. (d)	1,646,000	94,596
Input/Output, Inc. (a)(d)	2,634,000	16,541
Nabors Industries Ltd. (a)	1,300,000	78,806
National-Oilwell, Inc. (a)	1,518,000	72,166
XTO Energy, Inc.	2,178,000	74,030

		441,921

Environmental Services 1.3%

Allied Waste Industries, Inc. (a)(d)	8,070,900	64,002

Financial & Business Services 21.6%

American Express Co.	1,634,600	87,010
AON Corp. (d)	4,010,000	100,410
Bank of America Corp.	2,058,000	93,865
CIT Group, Inc.	2,743,000	117,867
Citigroup, Inc.	1,300,000	60,099
Conseco, Inc. (a)(d)	2,255,800	49,221
Hartford Financial Services Group, Inc.	978,000	73,135
J.P. Morgan Chase & Co. (d)	6,700,000	236,644
M&T Bank Corp. (a)	194,900	20,496
Merrill Lynch & Co., Inc.	1,500,000	82,515
Piper Jaffray Co. (a)	468,000	14,241
Zions Bancorporation (d)	1,672,500	122,979

		1,058,482

Healthcare 13.3%

Barr Laboratories, Inc. (a)	1,100,300	53,629
Beckman Coulter, Inc. (d)	1,400,000	88,998
Bristol-Myers Squibb Co. (d)	3,786,400	94,584
Charles River Laboratories International, Inc. (a)	1,300,000	62,725
Covance, Inc. (a)	1,100,000	49,357
Laboratory Corp. of America Holdings (a)(d)	2,743,700	136,911
Pfizer, Inc. (a)	3,100,000	85,498
Sanofi-Synthelabo S.A.	950,000	77,803

		649,505

Materials & Processing 7.8%

Alcan, Inc. (d)	2,365,000	70,950
Chemtura Corp. (d)(f)	6,771,385	95,815
FMC Corp. (a)(d)	639,930	35,926
Huntsman Corp. (a)	1,547,100	31,360
Lyondell Chemical Co.	1,304,915	34,476
Olin Corp.	2,129,468	38,841
Smurfit-Stone Container Corp. (a)	4,552,000	46,294
Sonoco Products Co.	978,400	25,928

		379,590

Technology 11.5%

Amphenol Corp. ‘A’	772,500	31,031
Arrow Electronics, Inc. (a)(d)	1,359,900	36,935
Dun & Bradstreet Corp. (a)	940,000	57,951
Gentex Corp. (d)	3,700,000	67,340
Jabil Circuit, Inc. (a)(d)	3,150,000	96,799
Sanmina-SCI Corp. (a)	15,420,000	84,347
Solectron Corp. (a)(d)	18,480,900	70,043
Tektronix, Inc. (a)	425,300	9,897
Thermo Electron Corp. (a)	1,532,900	41,189
Waters Corp. (a)	1,851,700	68,828

		564,360

Transportation 1.1%

CSX Corp. (d)	1,256,500	53,602

Utilities 1.4%

Cinergy Corp.	1,500,000	67,230

Total Common Stocks (Cost $ 4,489,871)		4,807,935

EXCHANGE-TRADED FUNDS 1.8%

iShares Russell 1000 Value Index Fund (d)	648,500	43,216
iShares S&P 500-BARRA Value Index Fund (d)	690,000	43,015

Total Exchange-Traded Funds (Cost $ 73,520)		86,231

SHORT-TERM INSTRUMENTS 10.4%

Collateral Invested for Securities on Loan (c) 9.6%

Allianz Dresdner Daily Asset Fund (f)	8,180,179	8,180

	Principal Amount (000s)

Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$5,000	4,991
3.329% due 07/29/2005	15,000	14,958
3.388% due 09/08/2005	12,000	11,922
American Express Credit Corp.
3.232% due 08/19/2005 (b)	3,000	3,001
3.259% due 08/19/2005 (b)	3,750	3,752
Bank of America N.A.
3.518% due 07/01/2005 (b)	9,000	9,000
Bavaria TRR Corp.
3.304% due 07/11/2005	11,168	11,157
3.460% due 07/01/2005	11,200	11,199
Bavaria Universal Funding
3.309% due 07/28/2005	3,000	2,992
Bayerische Landesbank NY
3.320% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	5,000	5,000
Canadian Imperial Bank
3.350% due 07/01/2005	10,723	10,723
CC USA, Inc.
3.269% due 07/05/2005 (b)	20,000	20,023
CIT Group, Inc.
3.213% due 07/29/2005 (b)	6,000	6,028
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	25,000	25,000
Countrywide Home Loans, Inc.
3.440% due 11/30/2005 (b)	10,000	10,001
Credit Suisse First Boston
3.103% due 07/08/2005 (b)	5,500	5,500
3.502% due 02/27/2006 (b)	4,000	4,003
3.507% due 02/27/2006 (b)	40,000	40,028
3.512% due 02/06/2006 (b)	25,000	25,017
CS First Boston USA, Inc.
3.511% due 07/05/2005 (b)	3,000	3,009
Davis Square Funding III Corp.
3.302% due 07/05/2005	16,450	16,441
Davis Square Funding IV Corp.
3.268% due 08/09/2005	6,000	5,967
Dresdner Bank Collateral Use	1,682	1,682
GE Commercial Equipment Financing Corp.
3.235% due 11/20/2005 (b)	1,026	1,026
General Electric Capital Corp.
3.206% due 02/06/2006 (b)	4,855	4,866
Goldman Sachs Group LP
3.210% due 09/12/2005 (b)	39,000	39,008
K2 LLC
3.210% due 09/15/2005 (b)	20,000	19,998
Morgan Stanley
3.300% due 02/03/2006 (b)	10,000	10,000
3.497% due 12/06/2005	10,000	10,000
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (b)	18,000	17,995
Northern Rock PLC
3.150% due 02/03/2006 (b)	5,000	5,000
Park Sienna LLC
3.316% due 07/20/2005	10,000	9,981
Sierra Madre Funding Delaware Corp.
3.107% due 07/05/2005	2,000	1,999
Sigma Finance, Inc.
3.220% due 09/15/2005 (b)	5,000	4,999
3.259% due 08/15/2005 (b)	40,000	39,996
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	10,000	10,000
Treasury Bank N.A.
3.280% due 03/15/2006 (b)	18,000	18,000
3.354% due 02/27/2006 (b)	14,000	14,000
Verizon Network Funding
3.137% due 07/05/2005	4,000	3,998

		471,440

Repurchase Agreement 0.8%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $37,367. Repurchase proceeds are $36,635.)	36,632	36,632

Total Short-Term Instruments (Cost $508,016)		508,072

Total Investments (e) 110.4% (Cost $5,071,407)		$5,402,238

Other Assets and Liabilities (Net) (10.4%)		(509,255)

Net Assets 100.0%		$4,892,983

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  31

Schedule of Investments (Cont.)

OCC Renaissance Fund

June 30, 2005

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $458,179; cash collateral of $471,108 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $190,474, which represents 3.90% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(f)	The Fund is investing in shares of affiliated Funds.

32  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

OCC Value Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.9%

Aerospace 1.0%

Boeing Co.	400,000	$26,400

Capital Goods 10.9%

ABB Ltd. (a)	13,200,000	85,428
General Electric Co. (a)(d)	1,220,000	42,273
Honeywell International, Inc. (a)	2,200,000	80,586
Parker Hannifin Corp. (a)	1,000,000	62,010
Tyco International Ltd. (a)(d)	1,000,000	29,200

		299,497

Communications 3.4%

Alltel Corp. (d)	1,500,000	93,420

Consumer Discretionary 2.8%

Home Depot, Inc. (a)	1,000,000	38,900
J.C. Penney Co., Inc. (a)	700,000	36,806

		75,706

Consumer Services 9.0%

Career Education Corp. (a)(d)	1,000,000	36,610
Carnival Corp. (a)(d)	1,000,000	54,550
H&R Block, Inc. (d)	1,800,000	105,030
Tribune Co. (d)	1,457,700	51,282

		247,472

Consumer Staples 0.9%

Cadbury Schweppes PLC	2,600,000	24,743

Energy 17.0%

BP PLC SP-ADR	2,000,000	124,760
ChevronTexaco Corp. (a)(d)	3,500,000	195,720
Exxon Mobil Corp. (d)	2,500,000	143,675

		464,155

Financial & Business Services 34.9%

Ambac Financial Group, Inc. (d)	1,100,000	76,736
American International Group, Inc. (d)	2,500,000	145,250
Bank of America Corp.	2,000,000	91,220
Citigroup, Inc. (a)(d)	3,000,000	138,690
Countrywide Financial Corp. (a)	1,991,800	76,903
Genworth Financial, Inc. ‘A’	1,774,200	53,634
J.P. Morgan Chase & Co.	1,900,000	67,108
Marsh & McLennan Cos., Inc.	1,100,000	30,470
Merrill Lynch & Co., Inc. (a)(d)	1,400,000	77,014
MetLife, Inc. (a)	2,000,000	89,880
Morgan Stanley Dean Witter & Co. (a)	600,000	31,482
St. Paul Travelers Cos., Inc. (a)(d)	1,000,000	39,530
Wells Fargo & Co. (a)	600,000	36,948

		954,865

Healthcare 8.2%

Pfizer, Inc. (a)	3,000,000	82,740
Sanofi-Synthelabo S.A. (a)	1,272,300	104,198
Schering-Plough Corp. (a)(d)	2,000,000	38,120

		225,058

Materials & Processing 4.8%

Inco Ltd. (a)(d)	2,200,000	83,050
Sherwin-Williams Co. (a)	1,000,000	47,090

		130,140

Technology 4.9%

Avnet, Inc. (a)	2,406,100	54,210
Nokia Corp. SP-ADR (a)	2,100,000	34,944
Sanmina-SCI Corp. (a)	8,000,000	43,760

		132,914

Utilities 1.1%

Dominion Resources, Inc. (a)(d)	400,000	29,356

Total Common Stocks (Cost $2,603,653)		2,703,726

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 13.8%

Collateral Invested for Securities on Loan (c) 13.2%

Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$5,000	4,991
3.329% due 07/29/2005	15,000	14,958
3.388% due 09/08/2005	42,000	41,726
Bavaria TRR Corp.
3.101% due 07/01/2005	5,000	5,000
3.289% due 07/25/2005	10,000	9,977
3.304% due 07/11/2005	3,000	2,997
Bavaria Universal Funding
3.309% due 07/28/2005	3,135	3,127
Bayerische Landesbank NY
3.320% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	38,000	38,000
Canadian Imperial Bank
3.350% due 07/01/2005	12,699	12,699
CC USA, Inc.
3.269% due 07/05/2005 (b)	10,000	10,012
CIT Group, Inc.
3.213% due 07/29/2005 (b)	5,000	5,023
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	80,000	80,000
Credit Suisse First Boston
3.103% due 07/08/2005 (b)	5,000	5,000
3.512% due 02/06/2006 (b)	5,000	5,003
CS First Boston USA, Inc.
3.511% due 07/05/2005 (b)	3,000	3,009
Davis Square Funding III Corp.
3.302% due 07/05/2005	20,000	19,989
Davis Square Funding IV Corp.
3.268% due 08/08/2005	3,000	2,984
3.268% due 08/09/2005	10,000	9,946
Goldman Sachs Group LP
3.210% due 09/12/2005 (b)	20,000	20,004
Morgan Stanley
3.300% due 02/03/2006 (b)	7,000	7,000
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (b)	10,000	9,997
Northern Rock PLC
3.150% due 02/03/2006 (b)	4,000	4,000
Park Sienna LLC
3.316% due 07/20/2005	10,000	9,981
Sigma Finance, Inc.
3.270% due 03/06/2006 (b)	20,000	19,996
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	5,000	5,000
Verizon Network Funding
3.137% due 07/05/2005	10,000	9,995

		361,414

Repurchase Agreement 0.6%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Freddie Mac 5.000% due 07/15/2014 valued at $15,719. Repurchase proceeds are $15,407.)	15,406	15,406

Total Short-Term Instruments (Cost $376,821)		376,820

Total Investments (e) 112.7% (Cost $2,980,474)		$3,080,546

Other Assets and Liabilities (Net) (12.7%)		(348,025)

Net Assets 100.0%		$2,732,521

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $351,266; cash collateral of $361,021 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $214,369, which represents 7.85% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  33

Schedule of Investments

PEA Growth Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.1%

Capital Goods 6.4%

Dover Corp.	275,000	$10,004
General Electric Co.	564,000	19,543
Honeywell International, Inc.	270,000	9,890

		39,437

Consumer Discretionary 11.0%

Best Buy Co., Inc.	94,000	6,444
CVS Corp.	430,000	12,500
Home Depot, Inc.	383,500	14,918
Kohl’s Corp. (a)	130,000	7,268
Wal-Mart Stores, Inc.	392,000	18,894
Yum! Brands, Inc.	145,000	7,552

		67,576

Consumer Services 6.8%

Carnival Corp. (d)	305,000	16,638
Comcast Corp. ‘A’ (a)	192,000	5,750
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	209,000	12,241
Viacom, Inc. ‘B’	230,000	7,365

		41,994

Consumer Staples 4.3%

Colgate-Palmolive Co.	212,000	10,581
PepsiCo, Inc.	85,000	4,584
Procter & Gamble Co. (d)	211,000	11,130

		26,295

Energy 2.3%

Schlumberger Ltd. (d)	186,500	14,163

Financial & Business Services 6.3%

Citigroup, Inc.	147,000	6,796
Franklin Resources, Inc.	140,000	10,777
Goldman Sachs Group, Inc. (d)	48,000	4,897
Merrill Lynch & Co., Inc.	183,400	10,089
MGIC Investment Corp.	100,000	6,522

		39,081

Healthcare 29.3%
Alcon, Inc. (d)	112,000	12,247
Amgen, Inc. (a)(d)	203,000	12,273
Caremark Rx, Inc. (a)(d)	319,000	14,202
Celgene Corp. (a)	115,000	4,689
DENTSPLY International, Inc.	141,700	7,652
Genentech, Inc. (a)	159,300	12,789
Gilead Sciences, Inc. (a)(d)	219,500	9,656
Johnson & Johnson	217,000	14,105
Kinetic Concepts, Inc. (a)	133,000	7,980
Pfizer, Inc.	750,000	20,685
St. Jude Medical, Inc. (a)	180,000	7,850
Stryker Corp. (d)	250,000	11,890
Teva Pharmaceutical Industries Ltd. SP-ADR (d)	394,400	12,282
UnitedHealth Group, Inc.	337,000	17,571
Zimmer Holdings, Inc. (a)(d)	189,000	14,396

		180,267

Technology 31.7%

Altera Corp. (a)(d)	365,000	7,234
Cisco Systems, Inc. (a)	950,000	18,154
Comverse Technology, Inc. (a)	400,000	9,460
Dell, Inc. (a)	264,300	10,442
eBay, Inc. (a)(d)	350,000	11,554
Electronic Arts, Inc. (a)(d)	81,000	4,585
EMC Corp. (a)	1,040,000	14,258
IAC/InterActiveCorp. (a)(d)	300,000	7,215
Intel Corp. (d)	850,000	22,151
International Business Machines Corp.	110,000	8,162
Juniper Networks, Inc. (a)	705,000	17,752
Marvell Technology Group Ltd. (a)(d)	185,000	7,037
Maxim Integrated Products, Inc. (d)	160,000	6,114
Mercury Interactive Corp. (a)(d)	125,000	4,795
Microsoft Corp.	820,000	20,369
Oracle Corp. (a)	1,085,000	14,322
SAP AG SP-ADR (d)	125,000	5,413
VERITAS Software Corp. (a)	255,000	6,222

		195,239

Total Common Stocks (Cost $500,402)		604,052

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 19.7%

Collateral Invested for Securities on Loan (c) 18.7%

Adirondack 2005-1 Corp.
3.329% due 07/29/2005	$1,000	997
3.387% due 09/08/2005	10,000	9,935
Bavaria TRR Corp.
3.304% due 07/11/2005	1,000	999
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	11,000	11,000
Canadian Imperial Bank
3.350% due 07/01/2005	6,118	6,118
CC USA, Inc.
3.267% due 07/05/2005 (b)	11,000	11,013
CIT Group, Inc.
3.207% due 07/29/2005 (b)	3,000	3,014
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	7,000	7,000
Countrywide Home Loans, Inc.
3.440% due 11/30/2005 (b)	4,000	4,000
Credit Suisse First Boston
3.502% due 02/27/2006 (b)	1,000	1,001
3.507% due 02/27/2006 (b)	3,000	3,002
CS First Boston USA, Inc.
3.504% due 07/05/2005 (b)	2,000	2,006
Davis Square Funding IV Corp.
3.267% due 08/09/2005	1,000	995
Goldman Sachs Group LP
3.210% due 09/12/2005 (b)	15,000	15,003
K2 LLC
3.210% due 09/15/2005 (b)	10,000	9,999
Morgan Stanley
3.300% due 02/03/2006 (b)	1,000	1,000
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (b)	5,000	4,998
Northern Rock PLC
3.150% due 02/03/2006 (b)	2,000	2,000
Park Sienna LLC
3.317% due 07/20/2005	1,000	998
Sigma Finance, Inc.
3.496% due 01/27/2006 (b)	5,000	5,000
3.270% due 03/06/2006 (b)	8,000	7,998
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	3,000	3,000
Treasury Bank N.A.
3.354% due 02/27/2006 (b)	3,000	3,000
Verizon Network Funding
3.137% due 07/05/2005	1,000	1,000

		115,076

Repurchase Agreement 1.0%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $6,153. Repurchase proceeds are $6,030.)	6,030	6,030

Total Short-Term Instruments (Cost $121,078)		121,106

Total Investments 117.8% (Cost $621,480)		$725,158
Written Options (e) (0.1%) (Premiums $648)		(561)

Other Assets and Liabilities (Net) (17.7%)		(108,791)

Net Assets 100.0%		$615,806

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Security purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $111,342; cash collateral of $114,933 was received with which the Fund purchased securities.
(e)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - AMEX Alcon, Inc.	$110.000	07/16/2005	75	$11	$12
Call - AMEX Alcon, Inc.	115.000	08/20/2005	75	13	14
Call - PHLX Caremark Rx, Inc.	45.000	07/16/2005	150	27	7
Call - CBOE Celgene Corp.	40.000	10/22/2005	1,000	417	450
Call - CBOE Genentech, Inc.	90.000	08/20/2005	75	15	7
Call - PCX Gilead Sciences, Inc.	42.500	07/16/2005	75	13	16
Call - PCX Gilead Sciences, Inc.	45.000	07/16/2005	100	9	6
Call - CBOE Kinetic Concepts, Inc.	60.000	07/16/2005	175	27	25
Call - CBOE Kinetic Concepts, Inc.	65.000	07/16/2005	35	3	1
Call - CBOE Teva Pharmaceutical Industries Ltd.	32.500	07/16/2005	940	82	19
Call - PCX Zimmer Holdings, Inc.	80.000	07/16/2005	175	31	4

				$648	$561

34  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

PEA Growth & Income Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.9%

Capital Goods 9.5%

Dover Corp.	34,800	$1,266
General Electric Co. (d)	83,500	2,893
Honeywell International, Inc.	45,700	1,674
Tyco International Ltd. (d)	46,800	1,367

		7,200

Communications 1.3%

Verizon Communications, Inc.	28,800	995

Consumer Discretionary 6.9%

CVS Corp.	49,400	1,436
Home Depot, Inc.	29,700	1,155
Target Corp.	10,300	560
Wal-Mart Stores, Inc.	29,500	1,422
Yum! Brands, Inc. (a)	12,100	630

		5,203

Consumer Services 6.7%

Carnival Corp. (d)	20,000	1,091
Cendant Corp.	60,000	1,342
Comcast Corp. ‘A’ (a)	45,500	1,363
Viacom, Inc. ‘B’	40,100	1,284

		5,080

Consumer Staples 6.7%

Altria Group, Inc.	28,800	1,862
Coca-Cola Co.	24,100	1,006
Kellogg Co.	28,700	1,275
Procter & Gamble Co. (d)	18,100	955

		5,098

Energy 10.0%

BP PLC SP - ADR	22,500	1,404
ChevronTexaco Corp.	22,400	1,253
Kinder Morgan, Inc. (d)	17,700	1,473
National-Oilwell, Inc. (a)	12,100	575
Royal Dutch Petroleum Co.	17,500	1,136
Schlumberger Ltd. (d)	23,000	1,747

		7,588

Financial & Business Services 21.7%

ACE Ltd. (d)	17,600	789
American Express Co.	27,300	1,453
American International Group, Inc. (d)	17,300	1,005
Bank of America Corp.	42,300	1,929
Citigroup, Inc.	44,000	2,034
Countrywide Financial Corp.	24,100	931
Goldman Sachs Group, Inc. (d)	14,200	1,449
Investors Financial Services Corp.	28,500	1,078
J.P. Morgan Chase & Co.	49,900	1,763
MBNA Corp.	47,500	1,243
MGIC Investment Corp.	19,400	1,265
Morgan Stanley Dean Witter & Co.	20,000	1,049
State Street Corp.	8,000	386

		16,374

Healthcare 13.1%

Amgen, Inc. (a)(d)	10,500	635
Baxter International, Inc.	34,000	1,261
Caremark Rx, Inc. (a)	29,700	1,322
Eli Lilly & Co.	7,600	423
Guidant Corp.	14,700	989
HCA, Inc.	5,300	300
Medtronic, Inc.	27,800	1,440
Pfizer, Inc.	56,500	1,558
Teva Pharmaceutical Industries Ltd. SP - ADR	40,800	1,271
Zimmer Holdings, Inc. (a)	8,700	663

		9,862

Materials & Processing 2.9%

Alcoa, Inc.	14,000	366
Dow Chemical Co.	8,100	361
Freeport-McMoran Copper & Gold, Inc. ‘B’	27,000	1,011
Rexam PLC	52,900	457

		2,195

Technology 16.9%

Affiliated Computer Services, Inc. ‘A’ (a)	12,600	644
Cisco Systems, Inc. (a)(d)	75,000	1,433
Dell, Inc. (a)(d)	30,800	1,217
EMC Corp. (a)	26,400	362
Emerson Electric Co.	6,900	432
Intel Corp.	46,970	1,224
International Business Machines Corp.	15,300	1,135
Maxim Integrated Products, Inc. (d)	23,800	909
Microsoft Corp. (d)	75,000	1,863
National Semiconductor Corp.	30,700	676
Nokia Corp. SP - ADR	74,100	1,233
SAP AG SP - ADR (a)(d)	37,100	1,606

		12,734

Transportation 1.1%

Aries Maritime Transport Ltd.	26,300	329
United Parcel Service, Inc. ‘B’	7,600	526

		855

Utilities 2.1%

Dominion Resources, Inc.	12,000	881
Exelon Corp.	13,400	688

		1,569

Total Common Stocks (Cost $ 67,294)		74,753

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 27.1%

Collateral Invested for Securities on Loan (c) 26.1%

Adirondack 2005-1 Corp.
3.329% due 07/29/2005	$2,000	1,994
3.388% due 09/08/2005	2,000	1,987
Bavaria TRR Corp.
3.289% due 07/25/2005	1,900	1,896
Bavaria Universal Funding
3.268% due 07/20/2005	4,000	3,993
Canadian Imperial Bank
3.350% due 07/01/2005	763	762
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	4,100	4,100
Credit Suisse First Boston
3.502% due 02/27/2006 (b)	1,000	1,001
3.507% due 02/27/2006 (b)	2,000	2,001
Davis Square Funding IV Corp.
3.267% due 08/09/2005	1,000	995
Park Sienna LLC
3.317% due 07/20/2005	1,000	998

		19,727

Repurchase Agreement 1.0%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $816. Repurchase proceeds are $799.)	799	799

Total Short-Term Instruments (Cost $20,528)		20,526

Total Investments 126.0% (Cost $87,822)		$95,279
Written Options (e) (0.0%) (Premiums $9)		(2)

Other Assets and Liabilities (Net) (26.0%)		(19,687)

Net Assets 100.0%		$75,590

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $19,140; cash collateral of $19,695 was received with which the Fund purchased securities.
(e)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOE Teva Pharmaceutical Industries Ltd.	$32.500	07/16/2005	100	$9	$2

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  35

Schedule of Investments

PEA Target Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.8%

Capital Goods 5.2%

Cooper Industries Ltd. ‘A’	125,000	$7,988
Fluor Corp. (d)	150,000	8,638
ITT Industries, Inc.	175,000	17,085
Rockwell Automation, Inc.	185,000	9,011

		42,722

Communications 2.3%

NeuStar, Inc. ‘A’ (b)	225,000	5,760
NII Holdings, Inc. ‘B’ (b)	200,000	12,788

		18,548

Consumer Discretionary 10.0%

AnnTaylor Stores Corp. (b)	250,000	6,070
Cheesecake Factory, Inc. (b)	125,000	4,341
Chico’s FAS, Inc. (b)(d)	397,500	13,626
Coach, Inc. (b)	375,000	12,589
Harman International Industries, Inc. (d)	100,000	8,136
Michaels Stores, Inc. (d)	400,000	16,548
O’Reilly Automotive, Inc. (b)	200,000	5,962
Ross Stores, Inc.	300,000	8,673
Tempur-Pedic International, Inc. (b)(d)	250,000	5,545

		81,490

Consumer Services 11.6%

Brunswick Corp.	185,000	8,014
Corporate Executive Board Co.	195,000	15,274
Getty Images, Inc. (b)(d)	165,000	12,253
Robert Half International, Inc. (d)	350,000	8,739
Royal Caribbean Cruises Ltd. (d)	250,000	12,090
Starwood Hotels & Resorts Worldwide, Inc. ‘B’ (d)	215,000	12,593
Station Casinos, Inc.	150,000	9,960
UTI Worldwide, Inc. (b)	38,000	2,646
XM Satellite Radio Holdings, Inc. ‘A’ (b)(d)	400,000	13,464

		95,033

Consumer Staples 1.2%

Whole Foods Market, Inc. (d)	80,000	9,464

Energy 3.7%

Murphy Oil Corp.	200,000	10,446
National-Oilwell, Inc. (b)	215,000	10,221
Patterson-UTI Energy, Inc.	350,000	9,740

		30,407

Financial & Business Services 10.3%

AmeriCredit Corp. (b)	175,000	4,462
Ameritrade Holding Corp. (b)	675,000	12,548
Chicago Mercantile Exchange Holdings, Inc.	55,000	16,252
First Marblehead Corp. (b)(d)	250,000	8,765
Legg Mason, Inc. (d)	165,000	17,178
MGIC Investment Corp.	125,000	8,153
St. Joe Co.	200,000	16,308

		83,666

Healthcare 21.9%

Bausch & Lomb, Inc.	125,000	10,375
C.R. Bard, Inc.	150,000	9,977
Express Scripts, Inc. (b)	200,000	9,996
Gen-Probe, Inc. (b)	200,000	7,246
Health Net, Inc. (b)	150,000	5,724
Inamed Corp. (b)	140,000	9,376
Invitrogen Corp. (b)(d)	115,000	9,578
Kinetic Concepts, Inc. (b)(d)	360,000	21,600
LifePoint Hospitals, Inc. (b)	200,000	10,104
Nektar Therapeutics, Inc. (b)(d)	500,000	8,420
PacifiCare Health Systems, Inc. (b)	200,000	14,290
Prestige Brands Holdings, Inc. (b)(d)	500,000	9,750
Quest Diagnostics, Inc. (d)	250,000	13,318
Sepracor, Inc. (b)	115,000	6,901
St. Jude Medical, Inc. (b)	300,000	13,083
Varian Medical Systems, Inc. (b)(d)	300,000	11,199
Zimmer Holdings, Inc. (b)(d)	105,000	7,998

		178,935

Materials & Processing 3.6%

American Standard Cos., Inc.	175,000	7,336
Ecolab, Inc. (d)	350,000	11,326
Vulcan Materials Co. (d)	165,000	10,723

		29,385

Technology 27.3%

Activision, Inc. (b)	325,000	5,369
Altera Corp. (b)(d)	400,000	7,928
Avaya, Inc. (b)	925,000	7,696
Avid Technology, Inc. (b)	170,000	9,058
Broadcom Corp. ‘A’ (b)(d)	325,000	11,541
Citrix Systems, Inc. (b)(d)	550,000	11,913
Cognizant Technology Solutions Corp. ‘A’ (b)	80,000	3,770
Comverse Technology, Inc. (b)	800,000	18,920
Cypress Semiconductor Corp. (b)(d)	868,600	10,936
eBay, Inc. (b)(d)	270,000	8,913
IAC/InterActiveCorp. (b)(d)	285,000	6,854
Juniper Networks, Inc. (b)(d)	675,000	16,997
Marvell Technology Group Ltd. (b)(d)	425,000	16,167
Mercury Interactive Corp. (b)(d)	250,000	9,590
Microchip Technology, Inc.	375,000	11,108
NAVTEQ Corp. (b)	275,000	10,225
Salesforce.com, Inc. (b)(d)	410,000	8,397
Symantec Corp. (b)(d)	600,000	13,044
Tessera Technologies, Inc. (b)	400,000	13,364
TIBCO Software, Inc. (b)	1,800,000	11,772
VERITAS Software Corp. (b)	375,000	9,150

		222,712

Transportation 1.7%

Expeditors International Washington, Inc. (d)	150,000	7,472
JetBlue Airways Corp. (b)(d)	300,000	6,132

		13,604

Total Common Stocks (Cost $645,402)		805,966

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 29.6%

Collateral Invested for Securities on Loan (c) 27.9%

Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$5,000	4,991
3.329% due 07/29/2005	2,300	2,294
3.388% due 09/08/2005	15,000	14,902
Bank of America N.A.
3.518% due 07/01/2005 (a)	1,000	1,000
Bavaria TRR Corp.
3.106% due 07/01/2005	5,000	5,000
3.460% due 07/01/2005	6,500	6,499
3.304% due 07/11/2005	3,000	2,997
3.289% due 07/25/2005	6,000	5,986
Bavaria Universal Funding
3.309% due 07/28/2005	3,000	2,992
Bayerische Landesbank NY
3.320% due 11/23/2005 (a)	1,000	1,000
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (a)	43,000	43,000
Canadian Imperial Bank
3.350% due 07/01/2005	19,048	19,048
CC USA, Inc.
3.267% due 07/05/2005 (a)	5,000	5,006
CIT Group, Inc.
3.207% due 07/29/2005 (a)	5,000	5,023
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (a)	20,000	20,000
Credit Suisse First Boston
3.102% due 07/08/2005 (a)	2,000	2,000
3.507% due 02/27/2006 (a)	9,000	9,006
3.511% due 02/06/2006 (a)	5,000	5,003
Davis Square Funding IV Corp.
3.268% due 08/08/2005	10,000	9,946
3.267% due 08/09/2005	1,000	995
Goldman Sachs Group LP
3.210% due 09/12/2005 (a)	2,000	2,000
Morgan Stanley
3.300% due 02/03/2006 (a)	3,000	3,000
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (a)	1,000	1,000
Northern Rock PLC
3.150% due 02/03/2006 (a)	2,000	2,000
Park Sienna LLC
3.316% due 07/20/2005	5,000	4,990
Sigma Finance, Inc.
3.496% due 01/27/2006 (a)	10,000	10,000
3.270% due 03/06/2006 (a)	15,000	14,997
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (a)	3,000	3,000
Treasury Bank N.A.
3.280% due 03/15/2006 (a)	17,000	17,000
Verizon Network Funding
3.137% due 07/05/2005	3,000	2,999

		227,674

Repurchase Agreement 1.7%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Fannie Mae 3.875% due 11/17/2008 valued at $14,419. Repurchase proceeds are $14,135.)	14,134	14,134

Total Short-Term Instruments (Cost $241,813)		241,808

Total Investments 128.4% (Cost $887,215)		$1,047,774

Other Assets and Liabilities (Net) (28.4%)		(232,038)

Net Assets 100.0%		$815,736

Notes to Schedule of Investments

(amounts in thousands):

(a)	Variable rate security.
(b)	Non-income producing security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $219,548; cash collateral of $226,806 was received with which the Fund purchased securities.

36  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

RCM Large-Cap Growth Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.5%

Aerospace 3.7%

Boeing Co.	131,000	$8,646
United Technologies Corp.	195,500	10,039

		18,685

Capital Goods 4.3%

General Electric Co. (d)	636,000	22,037

Consumer Discretionary 11.8%

Coach, Inc. (a)	202,500	6,798
J.C. Penney Co., Inc.	267,500	14,065
Lowe’s Cos., Inc. (d)	144,000	8,384
Nike, Inc. ‘B’ (d)	127,500	11,042
Target Corp.	146,000	7,944
Walgreen Co.	253,500	11,658

		59,891

Consumer Services 6.6%

Carnival Corp. (d)	194,000	10,583
Marriott International, Inc. ‘A’	113,000	7,709
News Corp. ‘A’	580,000	9,384
Univision Communications, Inc. ‘A’ (a)(d)	216,000	5,951

		33,627

Consumer Staples 5.8%

Gillette Co.	154,500	7,822
PepsiCo, Inc.	254,500	13,725
Procter & Gamble Co. (d)	145,500	7,675

		29,222

Energy 6.6%

ConocoPhillips	178,000	10,233
Noble Corp. (d)	139,500	8,581
Smith International, Inc. (d)	87,500	5,574
XTO Energy, Inc.	269,000	9,143

		33,531

Financial & Business Services 12.9%

AFLAC, Inc. (d)	203,500	8,808
Citigroup, Inc.	393,500	18,192
Franklin Resources, Inc. (d)	159,500	12,278
Merrill Lynch & Co., Inc.	185,500	10,204
U.S. Bancorp (d)	139,000	4,059
Zions Bancorporation	165,000	12,132

		65,673

Healthcare 21.7%

Abbott Laboratories	387,500	18,991
Aetna, Inc. (d)	119,500	9,897
Biogen Idec, Inc. (d)	129,000	4,444
Eli Lilly & Co.	113,500	6,323
Genentech, Inc. (a)	69,800	5,604
Gilead Sciences, Inc. (a)(d)	179,500	7,896
IVAX Corp. (a)	306,000	6,579
Johnson & Johnson	115,000	7,475
Medtronic, Inc.	193,000	9,995
Novartis AG SP - ADR	158,000	7,496
Pfizer, Inc.	356,500	9,832
UnitedHealth Group, Inc.	184,000	9,594
Wyeth	138,000	6,141

		110,267

Technology 25.1%

Apple Computer, Inc. (a)	172,000	6,331
Autodesk, Inc.	143,600	4,936
Broadcom Corp. ‘A’ (a)(d)	214,000	7,599
Corning, Inc. (a)	318,000	5,285
Dell, Inc. (a)(d)	205,500	8,119
EMC Corp. (a)(d)	649,000	8,898
Google, Inc. ‘A’ (a)(d)	41,400	12,178
Juniper Networks, Inc. (a)	389,000	9,795
Marvell Technology Group Ltd. (a)(d)	295,500	11,241
NCR Corp. (a)	179,500	6,304
Oracle Corp. (a)	815,700	10,767
Symantec Corp. (a)	289,000	6,283
Texas Instruments, Inc. (d)	404,000	11,340
VeriSign, Inc. (a)	199,500	5,738
Yahoo!, Inc. (a)(d)	369,000	12,786

		127,600

Total Common Stocks (Cost $451,557)		500,533

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 21.0%

Collateral Invested for Securities on Loan (c) 21.0%

Adirondack 2005-1 Corp.
3.388% due 09/08/2005	$8,000	7,948
Bank of America N.A.
3.518% due 07/01/2005 (b)	1,000	1,000
Bavaria TRR Corp.
3.289% due 07/25/2005	2,000	1,995
Bavaria Universal Funding
3.268% due 07/20/2005	5,000	4,991
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	22,000	22,000
Canadian Imperial Bank
3.350% due 07/01/2005	6,405	6,405
CC USA, Inc.
3.267% due 07/05/2005 (b)	2,000	2,002
CIT Group, Inc.
3.207% due 07/29/2005 (b)	3,000	3,014
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	4,000	4,000
Credit Suisse First Boston
3.502% due 02/27/2006 (b)	1,000	1,001
3.507% due 02/27/2006 (b)	10,000	10,007
CS First Boston USA, Inc.
3.504% due 07/05/2005 (b)	2,000	2,006
Goldman Sachs Group LP
3.210% due 09/12/2005 (b)	15,000	15,003
ING Belgium S.A.
3.400% due 07/01/2005	4,000	4,000
Morgan Stanley
3.300% due 02/03/2006 (b)	3,000	3,000
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (b)	3,000	2,999
Park Sienna LLC
3.316% due 07/20/2005	6,225	6,213
Sierra Madre Funding Delaware Corp.
3.107% due 07/05/2005	1,000	1,000
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	2,000	2,000
Treasury Bank N.A.
3.354% due 02/27/2006 (b)	5,000	5,000
3.280% due 03/15/2006 (b)	1,000	1,000

Total Short-Term Instruments (Cost $106,560)		106,584

Total Investments 119.5% (Cost $558,117)		$607,117

Other Assets and Liabilities (Net) (19.5%)		(98,947)

Net Assets 100.0%		$508,170

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $103,318; cash collateral of $106,388 was received with which the Fund purchased securities.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  37

Schedule of Investments

RCM Mid-Cap Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 99.3%

Aerospace 1.6%

Goodrich Corp.	49,000	$2,007

Building 0.3%

Pulte Homes, Inc.	4,500	379

Capital Goods 2.7%

Chicago Bridge & Iron Co. N.V.	61,900	1,415
Ingersoll-Rand Co. ‘A’	19,500	1,391
Roper Industries, Inc.	7,800	557

		3,363

Communications 2.8%

Amdocs Ltd. (a)	33,000	872
NeuStar, Inc. ‘A’ (a)	40,000	1,024
Nextel Partners, Inc. ‘A’ (a)	59,600	1,500

		3,396

Consumer Discretionary 12.3%

Cheesecake Factory, Inc. (a)	14,900	518
Coach, Inc. (a)	57,050	1,915
Hot Topic, Inc. (a)	58,000	1,109
J.C. Penney Co., Inc.	53,900	2,834
Marvel Enterprises, Inc. (a)(c)	97,200	1,917
Outback Steakhouse, Inc.	42,800	1,936
PETsMART, Inc.	3,600	109
Polo Ralph Lauren Corp. ‘A’	28,100	1,211
Quiksilver, Inc. (a)	127,430	2,036
Williams-Sonoma, Inc. (a)(c)	40,212	1,591

		15,176

Consumer Services 13.9%

Axis Capital Holding, Ltd.	11,417	323
Career Education Corp. (a)	52,600	1,926
Corporate Executive Board Co.	30,300	2,373
Echostar Communications Corp. ‘A’ (a)	14,000	422
Hilton Hotels Corp.	127,300	3,036
Moody’s Corp.	7,450	335
Royal Caribbean Cruises Ltd.	45,300	2,191
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	41,100	2,407
Univision Communications, Inc. ‘A’ (a)	15,200	419
UTI Worldwide, Inc.	25,720	1,791
XM Satellite Radio Holdings, Inc. ‘A’ (a)(c)	54,729	1,842

		17,065

Consumer Staples 5.0%

Clorox Co. (a)	39,400	2,195
Constellation Brands, Inc. ‘A’ (a)	76,900	2,269
Dean Foods Co. (a)	40,700	1,434
TreeHouse Foods, Inc. (a)	8,060	230

		6,128

Energy 7.1%

Arch Coal, Inc. (c)	10,200	556
National-Oilwell, Inc. (a)	14,600	694
Newfield Exploration Co. (a)	12,100	483
Noble Corp. (c)	39,200	2,411
Smith International, Inc.	13,700	873
Ultra Petroleum Corp. (a)	55,100	1,673
Weatherford International Ltd. (a)(c)	24,223	1,404
XTO Energy, Inc.	19,175	652

		8,746

Environmental Services 1.6%

Republic Services, Inc.	54,500	1,963

Financial & Business Services 7.2%

Ameritrade Holding Corp. (a)	9,450	176
CapitalSource, Inc. (a)(c)	84,750	1,664
City National Corp.	21,150	1,517
Franklin Resources, Inc.	4,150	320
Lazard Ltd. SP - CL A (a)(c)	44,600	1,037
Nuveen Investments, Inc. ‘A’	34,700	1,305
OptionsXpress Holding, Inc.	15,800	240
SEI Investments Co.	28,600	1,068
Zions Bancorporation	21,580	1,587

		8,914

Healthcare 17.5%

Aetna, Inc.	2,100	174
Barr Laboratories, Inc. (a)	37,600	1,833
Beckman Coulter, Inc.	19,100	1,214
C.R. Bard, Inc.	17,950	1,194
Caremark Rx, Inc. (a)	39,000	1,736
Celgene Corp. (a)	27,800	1,133
Community Health Systems, Inc. (a)	35,900	1,357
Cytyc Corp. (a)	58,600	1,293
Forest Laboratories, Inc. (a)	3,200	124
Gen-Probe, Inc. (a)	32,900	1,192
Health Net, Inc. (a)	6,300	240
IVAX Corp. (a)	70,300	1,511
Kinetic Concepts, Inc. (a)	14,500	870
LifePoint Hospitals, Inc. (a)	38,900	1,965
Nektar Therapeutics, Inc. (a)	61,700	1,039
PacifiCare Health Systems, Inc. (a)	36,200	2,587
Shire Pharmaceuticals Group PLC SP - ADR (a)	50,000	1,640
United Therapeutics Corp. (a)	5,000	241
Vicuron Pharmaceuticals, Inc. (a)	6,550	183

		21,526

Materials & Processing 5.0%

Air Products & Chemicals, Inc.	21,400	1,290
American Standard Cos., Inc.	59,200	2,482
Rohm & Haas Co.	38,200	1,770
York International Corp.	16,700	635

		6,177

Technology 22.3%

Advanced Micro Devices, Inc. (a)(c)	62,200	1,079
Avocent Corp. (a)	37,000	967
Broadcom Corp. ‘A’ (a)	59,400	2,109
Corning, Inc. (a)	146,200	2,430
Cypress Semiconductor Corp. (a)	69,600	876
F5 Networks, Inc. (a)	34,300	1,620
Fisher Scientific International, Inc. (a)	21,000	1,363
Juniper Networks, Inc. (a)	61,500	1,549
Marvell Technology Group Ltd. (a)	29,700	1,130
McAfee, Inc. (a)	87,450	2,289
Mercury Interactive Corp. (a)(c)	35,100	1,346
Microchip Technology, Inc.	11,300	335
Monster Worldwide, Inc. (a)(c)	54,800	1,572
National Semiconductor Corp.	18,700	412
NAVTEQ Corp. (a)	29,900	1,112
NCR Corp. (a)	35,200	1,236
Red Hat, Inc. (a)(c)	129,300	1,694
SanDisk Corp. (a)	53,200	1,262
Sapient Corp. (a)	150,500	1,193
VeriSign, Inc. (a)	67,426	1,939

		27,513

Total Common Stocks (Cost $114,224)		122,353

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 9.4%

Collateral Invested for Securities on Loan (b) 8.9%

Canadian Imperial Bank
3.350% due 07/01/2005	$4,969	4,969
ING Belgium S.A.
3.400% due 07/01/2005	6,000	6,000

		10,969

Repurchase Agreement 0.5%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Fannie Mae 3.860% due 02/22/2008 valued at $672. Repurchase proceeds are $658.)	658	658

Total Short-Term Instruments (Cost $11,627)		11,627

Total Investments 108.7% (Cost $125,851)		$133,980

Other Assets and Liabilities (Net) (8.7%)		(10,754)

Net Assets 100.0%		$123,226

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $10,597; cash collateral of $10,945 was received with which the Fund purchased securities.

38  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

RCM Targeted Core Growth Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 99.6%

Aerospace 2.9%

United Technologies Corp.	18,000	$924

Capital Goods 4.3%

General Electric Co.	39,000	1,351

Consumer Discretionary 10.6%

Harman International Industries, Inc.	4,000	325
Nike, Inc. ‘B’ (a)	3,700	320
Starbucks Corp. (a)(c)	12,000	620
Target Corp. (c)	16,750	911
Walgreen Co.	25,500	1,173

		3,349

Consumer Services 5.3%

E.W. Scripps Co. ‘A’	10,000	488
Harley-Davidson, Inc.	12,500	620
News Corp. ‘A’	36,000	583

		1,691

Consumer Staples 11.3%

PepsiCo, Inc.	19,000	1,025
Procter & Gamble Co. (c)	14,500	765
SYSCO Corp.	18,075	654
Whole Foods Market, Inc. (c)	2,800	331
Wm. Wrigley Jr. Co.	11,500	792

		3,567

Energy 7.9%

BP PLC SP - ADR	11,500	717
Schlumberger Ltd. (c)	14,000	1,063
Smith International, Inc. (c)	11,075	706

		2,486

Financial & Business Services 9.0%

City National Corp.	13,600	975
Franklin Resources, Inc.	4,500	346
Lazard Ltd. SP - ‘A’ (a)(c)	17,500	407
Merrill Lynch & Co., Inc.	20,000	1,100

		2,828

Healthcare 19.2%

Abbott Laboratories	21,000	1,029
Amgen, Inc. (a)(c)	10,800	653
Genentech, Inc. (a)(c)	7,900	634
Johnson & Johnson	14,000	910
Medtronic, Inc.	18,000	932
Nektar Therapeutics, Inc. (a)(c)	20,075	338
Stryker Corp.	13,500	642
UnitedHealth Group, Inc. (a)	17,800	928

		6,066

Technology 27.1%

Apple Computer, Inc. (a)	13,500	497
Dell, Inc. (a)	25,100	992
Gentex Corp. (c)	36,000	655
Google, Inc. ‘A’ (a)	2,300	677
Juniper Networks, Inc. (a)	42,500	1,070
Macromedia, Inc. (a)	14,000	535
Marvell Technology Group Ltd. (a)	27,500	1,046
Microsoft Corp.	22,500	559
Oracle Corp. (a)	65,000	858
Symantec Corp. (a)	27,000	587
Yahoo!, Inc. (a)(c)	31,500	1,092

		8,568

Transportation 2.0%

United Parcel Service, Inc. ‘B’	9,000	623

Total Common Stocks (Cost $26,370)		31,453

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 24.6%

Collateral Invested for Securities on Loan (b) 23.8%

Adirondack 2005-1 Corp.
3.388% due 09/08/2005	$300	298
Bank of America N.A.
3.518% due 07/01/2005 (d)	1,500	1,500
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (d)	1,000	1,000
Canadian Imperial Bank
3.350% due 07/01/2005	921	921
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (d)	1,800	1,800
Davis Square Funding IV Corp.
3.267% due 08/09/2005	300	299
ING Belgium S.A.
3.400% due 07/01/2005	1,700	1,700

		7,518

Repurchase Agreement 0.8%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $243. Repurchase proceeds are $235.)	235	235

Total Short-Term Instruments (Cost $7,753)		7,753

Total Investments 124.2% (Cost $34,123)		$39,206

Other Assets and Liabilities (Net) (24.2%)		(7,638)

Net Assets 100.0%		$31,568

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $7,299; cash collateral of $7,500 was received with which the Fund purchased securities.
(d)	Variable rate security.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  39

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
CCM Capital Appreciation Fund

Class D
06/30/2005	$16.19	$0.07	(a)	$1.65	(a)	$1.72	$(0.08)	$0.00	$0.00
06/30/2004	13.95	(0.01	)(a)	2.25	(a)	2.24	0.00	0.00	0.00
06/30/2003	14.56	(0.01	)(a)	(0.60	)(a)	(0.61)	0.00	0.00	0.00
06/30/2002	17.45	0.01	(a)	(2.87	)(a)	(2.86)	(0.03)	0.00	0.00
06/30/2001	26.88	0.04	(a)	(1.36	)(a)	(1.32)	(0.13)	(7.98)	0.00

CCM Mid-Cap Fund

Class D
06/30/2005	$21.38	$(0.02	)(a)	$3.25	(a)	$3.23	$0.00	$0.00	$0.00
06/30/2004	17.38	(0.02	)(a)	4.06	(a)	4.00	0.00	0.00	0.00
06/30/2003	17.84	(0.06	)(a)	(0.40	)(a)	(0.46)	0.00	0.00	0.00
06/30/2002	21.13	0.00	(a)	(3.16	)(a)	(3.16)	(0.11)	0.00	(0.02)
06/30/2001	30.71	0.10	(a)	(0.76	)(a)	(0.66)	(0.13)	(8.79)	0.00

NACM Flex-Cap Value Fund

Class D
06/30/2005	$15.29	$0.09	(a)	$1.24	(a)	$1.33	$0.00	$(0.83)	$0.00
06/30/2004	12.38	0.02	(a)	3.33	(a)	3.35	(0.02)	(0.42)	0.00
07/19/2002 - 06/30/2003	10.00	0.06	(a)	2.52	(a)	2.58	(0.03)	(0.17)	0.00

NACM Growth Fund

Class D
06/30/2005	$11.93	$0.01	(a)	$1.07	(a)	$1.08	$0.00	$(0.29)	$0.00
06/30/2004	11.21	(0.07	)(a)	0.92	(a)	0.85	0.00	(0.13)	0.00
07/19/2002 - 06/30/2003	10.00	(0.04	)(a)	1.25	(a)	1.21	0.00	0.00	0.00

NFJ Dividend Value Fund

Class D
06/30/2005	$12.53	$0.31	(a)	$1.37	(a)	$1.68	$(0.31)	$(0.15)	$0.00
06/30/2004	10.51	0.30	(a)	2.05	(a)	2.35	(0.24)	(0.09)	0.00
06/30/2003	11.32	0.27	(a)	(0.28	)(a)	(0.01)	(0.30)	(0.50)	0.00
10/31/2001 - 06/30/2002	11.31	0.19	(a)	0.96	(a)	1.15	(0.28)	(0.86)	0.00

NFJ Large-Cap Value Fund

Class D
06/30/2005	$14.63	$0.23	(a)	$1.95	(a)	$2.18	$(0.19)	$(0.59)	$0.00
06/30/2004	12.23	0.18	(a)	2.38	(a)	2.56	(0.16)	0.00	0.00
07/19/2002 - 06/30/2003	11.07	0.22	(a)	1.39	(a)	1.61	(0.19)	(0.26)	0.00

NFJ Small-Cap Value Fund

Class D
06/30/2005	$27.72	$0.52	(a)	$4.51	(a)	$5.03	$(0.39)	$(1.60)	$0.00
06/30/2004	21.92	0.49	(a)	5.81	(a)	6.30	(0.27)	(0.23)	0.00
06/30/2003	21.85	0.41	(a)	(0.06	)(a)	0.35	(0.23)	(0.05)	0.00
06/30/2001 - 06/30/2002	21.85	0.00	(a)	0.00	(a)	0.00	0.00	0.00	0.00

OCC Core Equity Fund

Class D
03/31/2005 - 06/30/2005	$10.00	$0.02	(a)	$0.23	(a)	$0.25	$0.00	$0.00	$0.00

40  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
CCM Capital Appreciation Fund

Class D
06/30/2005	$(0.08)	$0.00		$17.83	10.65%	$16,394	1.11	%(d)	0.43%	137%
06/30/2004	0.00	0.00		16.19	16.06	4,103	1.11	(d)	(0.05)	148
06/30/2003	0.00	0.00		13.95	(4.19)	3,780	1.10		(0.07)	161
06/30/2002	(0.03)	0.00		14.56	(16.43)	3,655	1.11	(d)	0.08	110
06/30/2001	(8.11)	0.00		17.45	(9.18)	2,937	1.10		0.18	112

CCM Mid-Cap Fund

Class D
06/30/2005	$0.00	$0.00		$24.61	15.11%	$60,353	1.11	%(d)	(0.07)%	140%
06/30/2004	0.00	0.00		21.38	23.01	17,933	1.10		(0.29)	165
06/30/2003	0.00	0.00		17.38	(2.58)	10,333	1.11	(d)	(0.35)	155
06/30/2002	(0.13)	0.00		17.84	(14.98)	6,716	1.11	(d)	0.02	168
06/30/2001	(8.92)	0.00		21.13	(5.65)	6,981	1.10		0.44	153

NACM Flex-Cap Value Fund

Class D
06/30/2005	$(0.83)	$0.02	(a)	$15.81	8.74%	$216	1.37	%(c)(m)	0.54%	150%
06/30/2004	(0.44)	0.00		15.29	27.33	74	1.40		0.16	145
07/19/2002 - 06/30/2003	(0.20)	0.00		12.38	26.01	15	1.41	*(f)(g)	0.55 *	173

NACM Growth Fund

Class D
06/30/2005	$(0.29)	$0.00		$12.72	9.05%	$13	1.23	%(l)(m)	0.12%	274%
06/30/2004	(0.13)	0.00		11.93	7.62	12	1.25%		(0.55)	160
07/19/2002 - 06/30/2003	0.00	0.00		11.21	12.10	11	1.25	*(h)	(0.42)*	167

NFJ Dividend Value Fund

Class D
06/30/2005	$(0.46)	$0.00		$13.75	13.50%	$11,863	1.12	%(m)	2.28%	30%
06/30/2004	(0.33)	0.00		12.53	22.53	546	1.20		2.48	36
06/30/2003	(0.80)	0.00		10.51	0.43	42	1.20		2.82	43
10/31/2001 - 06/30/2002	(1.14)	0.00		11.32	10.51	83	1.21	*(e)	2.41 *	50

NFJ Large-Cap Value Fund

Class D
06/30/2005	$(0.78)	$0.01	(a)	$16.04	15.22%	$49	1.18	%(i)(m)	1.50%	35%
06/30/2004	(0.16)	0.00		14.63	21.02	29	1.20		1.30	99
07/19/2002 - 06/30/2003	(0.45)	0.00		12.23	(3.55)	59	1.20	*	2.02 *	54

NFJ Small-Cap Value Fund

Class D
06/30/2005	$(1.99)	$0.00		$30.76	18.53%	$5,343	1.26	%(b)(k)	1.81%	20%
06/30/2004	(0.50)	0.00		27.72	29.04	5,016	1.26	(b)	1.95	30
06/30/2003	(0.28)	0.00		21.92	1.75	2,158	1.25		1.98	20
06/30/2001 - 06/30/2002	0.00	0.00		21.85	0.00	11	1.25	*	0.00 *	40

OCC Core Equity Fund

Class D
03/31/2005 - 06/30/2005	$0.00	$0.00		$10.25	2.50%	$10	1.14	%*(j)	0.74%*	13%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.36%
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10% .
(e)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.20%.
(f)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 9.69%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.40%.
(h)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 7.71%.
(i)	Ratio of expenses to average net assets excluding trustees’ expense is 1.17%.
(j)	If the investment manager had not waived the administrative expenses, the ratio of expenses to average net assets would have been 1.17%.
(k)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(l)	Ratio of expenses to average net assets excluding trustees’ expense is 1.22%.
(m)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  41

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
OCC Renaissance Fund

Class D
06/30/2005	$24.78	$(0.01	)(a)	$(0.40	)(a)	$(0.41)	$0.00	$0.00	$0.00
06/30/2004	17.24	(0.05	)(a)	7.59	(a)	7.54	0.00	0.00	0.00
06/30/2003	19.16	0.01	(a)	(1.24	)(a)	(1.23)	0.00	(0.69)	0.00
06/30/2002	19.36	0.01	(a)	1.11	(a)	1.12	0.00	(1.32)	0.00
06/30/2001	14.99	0.09	(a)	5.47	(a)	5.56	(0.06)	(1.13)	0.00

OCC Value Fund

Class D
06/30/2005	$17.14	$0.13	(a)	$0.49	(a)	$0.62	$(0.07)	$(0.46)	$0.00
06/30/2004	12.70	0.10	(a)	4.41	(a)	4.51	(0.07)	0.00	0.00
06/30/2003	13.73	0.10	(a)	(0.55	)(a)	(0.45)	0.00	(0.58)	0.00
06/30/2002	16.10	0.09	(a)	(0.55	)(a)	(0.46)	0.00	(1.91)	0.00
06/30/2001	11.37	0.10	(a)	4.72	(a)	4.82	(0.09)	0.00	0.00

PEA Growth Fund

Class D
06/30/2005	$17.61	$0.02	(a)	$0.53	(a)	$0.55	$0.00	$0.00	$0.00
06/30/2004	14.76	(0.05	)(a)	2.90	(a)	2.85	0.00	0.00	0.00
06/30/2003	16.00	(0.03	)(a)	(1.21	)(a)	(1.24)	0.00	0.00	0.00
06/30/2002	21.73	(0.05	)(a)	(5.52	)(a)	(5.57)	0.00	(0.16)	0.00
06/30/2001	34.76	(0.12	)(a)	(10.56	)(a)	(10.68)	0.00	(2.35)	0.00

PEA Growth & Income Fund

Class D
06/30/2005	$7.58	$0.07	(a)	$0.35	(a)	$0.42	$(0.09)	$0.00	$0.00
06/30/2004	6.51	0.08	(a)	1.09	(a)	1.17	(0.10)	0.00	0.00
06/30/2003	6.98	0.08	(a)	(0.45	)(a)	(0.37)	(0.10)	0.00	0.00
06/30/2002	9.22	0.08	(a)	(2.29	)(a)	(2.21)	(0.03)	0.00	0.00
07/31/2000 - 06/30/2001	13.31	0.07	(a)	(0.30	)(a)	(0.23)	(0.03)	(5.63)	0.00

PEA Target Fund

Class D
06/30/2005	$17.16	$(0.12	)(a)	$0.80	(a)	$0.68	$0.00	$0.00	$0.00
06/30/2004	13.34	(0.12	)(a)	3.94	(a)	3.82	0.00	0.00	0.00
06/30/2003	13.31	(0.08	)(a)	0.11	(a)	0.03	0.00	0.00	0.00
06/30/2002	19.30	(0.11	)(a)	(5.88	)(a)	(5.99)	0.00	0.00	0.00
06/30/2001	31.14	(0.14	)(a)	(7.67	)(a)	(7.81)	0.00	(4.03)	0.00

42  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Redemption Fee	Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
OCC Renaissance Fund

Class D
06/30/2005	$0.00	$0.00	$24.37	(k)	(1.65	)%(k)	$117,972	1.26	%(b)(i)	(0.05)%	101%
06/30/2004	0.00	0.00	24.78		43.74		392,732	1.26	(b)	(0.21)	60
06/30/2003	(0.69)	0.00	17.24		(5.90)		86,043	1.26	(b)	0.09	76
06/30/2002	(1.32)	0.00	19.16		5.46		146,584	1.26	(b)	0.04	109
06/30/2001	(1.19)	0.00	19.36		38.27		19,710	1.25		0.48	138

OCC Value Fund

Class D
06/30/2005	$(0.53)	$0.00	$17.23	(l)	3.57	%(l)	$291,412	1.11	%(c)(i)	0.78%	101%
06/30/2004	(0.07)	0.00	17.14		35.58		335,765	1.11	(c)	0.64	67
06/30/2003	(0.58)	0.00	12.70		(2.73)		37,032	1.10		0.85	152
06/30/2002	(1.91)	0.00	13.73		(3.73)		40,769	1.10		0.55	190
06/30/2001	(0.09)	0.00	16.10		42.66		4,003	1.10		0.66	204

PEA Growth Fund

Class D
06/30/2005	$0.00	$0.00	$18.16	(m)	3.12	%(m)	$406	1.16	%(d)	0.09%	39%
06/30/2004	0.00	0.00	17.61	(g)	19.31	(g)	184	1.16	(d)	(0.28)	71
06/30/2003	0.00	0.00	14.76		(7.75)		72	1.16	(d)	(0.19)	70
06/30/2002	(0.16)	0.00	16.00		(25.76)		35	1.16	(d)	(0.29)	76
06/30/2001	(2.35)	0.00	21.73		(32.38)		74	1.15		(0.47)	85

PEA Growth & Income Fund

Class D
06/30/2005	$(0.09)	$0.00	$7.91		5.58	%(o)	$929	1.33	%(h)(j)	0.94%	24%
06/30/2004	(0.10)	0.00	7.58		18.00		754	1.36	(f)	1.11	83
06/30/2003	(0.10)	0.00	6.51		(5.18)		331	1.35		1.35	84
06/30/2002	(0.03)	0.00	6.98		(23.95)		78	1.35		1.02	101
07/31/2000 - 06/30/2001	(3.66)	0.00	9.22		4.50		11	1.35	*	0.69 *	77

PEA Target Fund

Class D
06/30/2005	$0.00	$0.00	$17.84		3.96	%(n)	$1,078	1.21	%(e)	(0.70)%	103%
06/30/2004	0.00	0.00	17.16		28.64		1,393	1.21	(e)	(0.77)	96
06/30/2003	0.00	0.00	13.34		0.22		1,166	1.21	(e)	(0.71)	105
06/30/2002	0.00	0.00	13.31		(31.04)		978	1.21	(e)	(0.66)	114
06/30/2001	(4.03)	0.00	19.30		(27.82)		1,763	1.20		(0.70)	109

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(g)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.20%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.58 and 19.11%, respectively.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 1.32%.
(i)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(j)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(k)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the investment manager had not made repayments, end of period net asset value and total return would have been $24.35 and (1.72)%, respectively.
(l)	Repayments by the investment manager increased the end of period net asset value per share by $0.01 and total return by 0.05%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.22 and 3.52%, respectively.
(m)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.08%. If the investment manager had not made repayments, end of period net asset value and total return would have been $18.14 and 3.04%, respectively.
(n)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 3.94%.
(o)	Repayments by the investment manager increased the total return by 0.05%. If the investment manager had not made repayments, total return would have been 5.53%.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  43

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
RCM Large-Cap Growth Fund

Class D
06/30/2005	$12.08	$0.02	(a)	$0.54	(a)	$0.56	$(0.01)	$0.00	$(0.01)
06/30/2004	10.84	(0.01	)(a)	1.28	(a)	1.27	(0.03)	0.00	(0.03)
06/30/2003	10.85	0.03	(a)	(0.01	)(a)	0.02	(0.03)	0.00	(0.03)
06/30/2002	14.06	0.01	(a)	(3.22	)(a)	(3.21)	0.00	0.00	0.00
01/01/2001 - 06/30/2001	16.77	(0.01	)(a)	(2.70	)(a)	(2.71)	0.00	0.00	0.00

RCM Mid-Cap Fund

Class D
06/30/2005	$2.51	$(0.01	)(a)	$0.11	(a)	$0.10	$0.00	$0.00	$0.00
06/30/2004	2.06	(0.02	)(a)	0.47	(a)	0.45	0.00	0.00	0.00
06/30/2003	1.99	(0.01	)(a)	0.08	(a)	0.07	0.00	0.00	0.00
06/30/2002	2.77	(0.02	)(a)	(0.76	)(a)	(0.78)	0.00	0.00	0.00
01/01/2001 - 06/30/2001	3.33	(0.01	)(a)	(0.55	)(a)	(0.56)	0.00	0.00	0.00

RCM Targeted Core Growth Fund

Class D
06/30/2005	$10.73	$0.01	(a)	$(0.02	)(a)	$(0.01)	$0.00	$0.00	$0.00
06/30/2004	9.41	(0.03	)(a)	1.35	(a)	1.32	0.00	0.00	0.00
06/30/2003	9.41	(0.01	)(a)	0.01	(a)	0.00	0.00	0.00	0.00
06/30/2002	11.78	(0.04	)(a)	(2.33	)(a)	(2.37)	0.00	0.00	0.00
01/01/2001 - 06/30/2001	13.75	(0.04	)(a)	(2.17	)(a)	(2.21)	0.00	0.00	0.00

44  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
RCM Large-Cap Growth Fund

Class D
06/30/2005	$0.00		$12.63	4.65%	$57,095	1.19	%(f)(h)	1.19	%(f)(h)	0.16%	118%
06/30/2004	0.00		12.08	11.72	70,078	1.21	(c)	1.21	(c)	(0.11)	82
06/30/2003	0.00		10.84	0.21	70,789	1.00		1.00		0.33	25
06/30/2002	0.00		10.85	(22.83)	57,703	1.00		1.13		0.07	36
01/01/2001 - 06/30/2001	0.00		14.06	(16.16)	41,355	1.00	*	1.36	*	(0.10)*	19

RCM Mid-Cap Fund

Class D
06/30/2005	$0.00		$2.61	3.98%	$851	1.23	%(g)(h)	1.23	%(g)(h)	(0.60)%	147%
06/30/2004	0.00		2.51	21.84	886	1.23	(d)	1.23	(d)	(0.81)	145
06/30/2003	0.00		2.06	3.52	3,374	1.04	(b)	1.04	(b)	(0.70)	132
06/30/2002	0.00		1.99	(28.16)	3,975	1.02		1.69		(0.80)	142
01/01/2001 - 06/30/2001	0.00		2.77	(16.82)	440	1.02	*	9.57	*	(0.54)*	76

RCM Targeted Core Growth Fund

Class D
06/30/2005	$0.00		$10.72	(0.09)%	$2,552	1.34	%(h)(i)	1.34	%(h)(i)	0.08%	56%
06/30/2004	0.00		10.73	14.03	3,099	1.36	(e)	1.36	(e)	(0.29)	92
06/30/2003	0.00		9.41	0.00	3,120	1.35		1.35		(0.15)	74
06/30/2002	0.00		9.41	(20.12)	3,860	1.46		2.58		(0.42)	68
01/01/2001 - 06/30/2001	0.24	(a)	11.78	(14.26)	5,889	1.50	*	2.98	*	(0.67)*	40

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.02%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.22%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.18%.
(g)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.20%.
(h)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(i)	Ratio of expenses to average net assets excluding trustees’ expense is 1.33%.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  45

Statements of Assets and Liabilities

June 30, 2005

Amounts in thousands, except per share amounts	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Flex-Cap Value Fund	NACM Growth Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Core Equity Fund
Assets:

Investments, at value	$1,258,980	$1,109,417	$41,323	$3,730	$987,726	$61,738	$4,092,382	$3,077
Cash	5	1	0	0	0	14	895	0
Foreign currency, at value	0	0	0	0	0	0	0	0
Security lending interest receivable	34	16	0	0	23	0	205	0
Receivable for investments sold	24,141	695	152	27	0	0	10,311	0
Receivable for Fund shares sold	2,269	6,093	80	8	4,959	592	4,334	0
Interest and dividends receivable	672	668	30	3	1,504	93	6,337	4
Other assets	5	5	0	0	3	0	17	0

	1,286,106	1,116,895	41,585	3,768	994,215	62,437	4,114,481	3,081

Liabilities:

Payable for investments purchased	$27,662	$22,618	$117	$23	$10,388	$2,007	$9,215	$0
Overdraft due to Custodian	0	0	0	0	0	0	0	0
Written options outstanding	0	0	0	0	0	0	0	0
Payable for Fund shares redeemed	1,105	1,100	91	40	1,259	114	11,456	0
Payable for collateral for securities on loan	238,983	122,364	1,320	0	185,235	5,307	595,597	0
Payable to Securities Lending Agent	0	0	0	0	0	0	0	0
Accrued investment advisory fee	378	344	13	2	281	19	1,697	1
Accrued administration fee	267	241	7	1	232	16	982	1
Accrued distribution fee	176	141	5	1	231	18	658	0
Accrued servicing fee	96	83	2	0	132	9	509	0
Other liabilities	0	0	0	0	11	0	0	0

	268,667	146,891	1,555	67	197,769	7,490	620,114	2

Net Assets	$1,017,439	$970,004	$40,030	$3,701	$796,446	$54,947	$3,494,367	$3,079

Net Assets Consist of:

Paid in capital	$929,461	$883,419	$39,529	$3,323	$722,195	$51,868	$2,554,583	$3,000
Undistributed (overdistributed) net investment income	1,036	0	530	189	5,040	81	47,980	8
Accumulated undistributed net realized gain (loss)	(35,207)	(38,041)	(1)	64	10,576	363	118,411	(27)
Net unrealized appreciation (depreciation)	122,149	124,626	(28)	125	58,635	2,635	773,393	98

	$1,017,439	$970,004	$40,030	$3,701	$796,446	$54,947	$3,494,367	$3,079

Net Assets:

Class D	$16,394	$60,353	$216	$13	$11,863	$49	$5,343	$10
Other Classes	1,001,045	909,651	39,814	3,688	784,583	54,898	3,489,024	3,069

Shares Issued and Outstanding:

Class D	920	2,453	14	1	863	3	174	1

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class D	$17.83	$24.61	$15.81	$12.72	$13.75	$16.04	$30.76	$10.25

Cost of Investments Owned	$1,136,880	$984,800	$41,352	$3,605	$929,133	$59,105	$3,319,113	$2,979

Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$0	$0	$0

46  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Amounts in thousands, except per share amounts	OCC Renaissance Fund	OCC Value Fund	PEA Growth Fund	PEA Growth & Income Fund	PEA Target Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Targeted Core Growth Fund
Assets:

Investments, at value	$5,402,238	$3,080,546	$725,158	$95,279	$1,047,774	$607,117	$133,980	$39,206
Cash	5,766	8,129	604	59	828	0	0	1
Foreign currency, at value	0	2	0	0	0	0	0	0
Security lending interest receivable	58	36	19	2	33	12	1	1
Receivable for investments sold	26,136	27,807	8,368	394	3,114	19,824	14,240	314
Receivable for Fund shares sold	5,761	2,352	63	22	178	559	395	0
Interest and dividends receivable	3,247	2,525	279	80	208	312	32	19
Other assets	35	18	3	0	5	3	1	0

	5,443,241	3,121,415	734,494	95,836	1,052,140	627,827	148,649	39,541

Liabilities:

Payable for investments purchased	$23,059	$0	$0	$288	$5,145	$0	$13,918	$287
Overdraft due to Custodian	0	0	0	0	0	2,022	0	0
Written options outstanding	0	0	561	2	0	0	0	0
Payable for Fund shares redeemed	47,396	24,223	2,132	127	2,444	10,684	457	128
Payable for collateral for securities on loan	471,440	361,414	115,076	19,727	227,674	106,584	10,969	7,518
Payable to Securities Lending Agent	1,682	0	0	0	0	0	0	0
Accrued investment advisory fee	2,507	1,052	258	38	372	196	48	16
Accrued administration fee	1,507	868	204	24	258	124	27	10
Accrued distribution fee	1,577	808	329	26	354	23	2	8
Accrued servicing fee	973	529	128	14	157	24	2	6
Other liabilities	117	0	0	0	0	0	0	0

	550,258	388,894	118,688	20,246	236,404	119,657	25,423	7,973

Net Assets	$4,892,983	$2,732,521	$615,806	$75,590	$815,736	$508,170	$123,226	$31,568

Net Assets Consist of:

Paid in capital	$4,089,122	$2,421,685	$836,040	$99,585	$877,788	$482,089	$467,908	$42,039
Undistributed (overdistributed) net investment income	(24)	28,784	0	0	0	1,100	0	0
Accumulated undistributed net realized gain (loss)	473,125	181,979	(323,971)	(31,462)	(222,614)	(23,995)	(352,812)	(15,556)
Net unrealized appreciation (depreciation)	330,760	100,073	103,737	7,467	160,562	48,976	8,130	5,085

	$4,892,983	$2,732,521	$615,806	$75,590	$815,736	$508,170	$123,226	$31,568

Net Assets:

Class D	$117,972	$291,412	$406	$929	$1,078	$57,095	$851	$2,552
Other Classes	4,775,011	2,441,109	615,400	74,661	814,658	451,075	122,375	29,016

Shares Issued and Outstanding:

Class D	4,841	16,909	22	117	60	4,522	326	238

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Class D	$24.37	$17.23	$18.16	$7.91	$17.84	$12.63	$2.61	$10.72

Cost of Investments Owned	$5,071,407	$2,980,474	$621,480	$87,822	$887,215	$558,117	$125,851	$34,123

Cost of Foreign Currency Held	$0	$2	$0	$0	$0	$0	$0	$0

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  47

Statements of Operations

	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Flex-Cap Value Fund	NACM Growth Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Core Equity Fund
Amounts in thousands	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Period from March 31, 2005 to June 30, 2005
Investment Income:

Interest	$647	$650	$25	$1	$542	$36	$2,236	$2
Dividends, net of foreign taxes	13,604	7,201	198	37	15,684	627	87,490	12
Dividends from Affiliate investments	0	0	0	0	82	0	179	0
Security lending income	165	111	0	0	113	0	1,151	0
Miscellaneous income	1	0	0	0	0	0	4	0

Total Income	14,417	7,962	223	38	16,421	663	91,060	14

Expenses:

Investment advisory fees	4,033	3,493	69	14	2,137	113	17,695	4
Administration fees	2,818	2,443	44	11	1,998	102	10,698	2
Servicing fees - Class D	21	53	0	0	8	0	13	0
Distribution and/or servicing fees - Other Classes	2,852	2,366	59	14	2,642	142	13,204	0
Trustees’ fees	67	58	1	0	32	2	216	0
Interest expense	0	1	0	0	4	0	0	0

Total Expenses	9,791	8,414	173	39	6,821	359	41,826	6

Net Investment Income (Loss)	4,626	(452)	50	(1)	9,600	304	49,234	8

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	53,995	79,769	599	258	15,943	594	156,150	(27)
Net realized gain (loss) on futures contracts and options	0	0	0	0	0	0	0	0
Net realized gain on foreign currency transactions	0	0	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation) on investments	29,013	27,806	(627)	(54)	34,652	2,002	296,947	98
Net change in unrealized appreciation on futures contracts and options	0	0	0	0	0	0	0	0
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0	0	0	0

Net Gain (Loss)	83,008	107,575	(28)	204	50,595	2,596	453,097	71

Net Increase from Repayments by Investment Manager	0	0	0	0	0	0	0	0

Net Increase (Decrease) in Net Assets Resulting from Operations	$87,634	$107,123	$22	$203	$60,195	$2,900	$502,331	$79

48  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

	OCC Renaissance Fund	OCC Value Fund	PEA Growth Fund	PEA Growth & Income Fund	PEA Target Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Targeted Core Growth Fund
Amounts in thousands	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005	Year Ended June 30, 2005
Investment Income:

Interest	$8,887	$4,646	$81	$19	$343	$174	$38	$12
Dividends, net of foreign taxes	58,514	54,218	8,910	1,800	3,911	6,741	929	479
Dividends from Affiliate investments	176	2	0	0	0	0	0	0
Security lending income	1,839	449	155	14	216	120	10	6
Miscellaneous income	0	0	0	0	0	0	2	1

Total Income	69,416	59,315	9,146	1,833	4,470	7,035	979	498

Expenses:

Investment advisory fees	35,419	14,027	3,394	488	4,818	2,346	750	212
Administration fees	21,501	11,844	2,698	370	3,403	1,720	477	161
Servicing fees - Class D	530	975	1	2	3	157	2	7
Distribution and/or servicing fees - Other Classes	35,106	16,168	6,032	541	6,711	453	44	184
Trustees’ fees	460	233	54	6	69	40	13	3
Interest expense	51	4	10	0	4	4	29	0

Total Expenses	93,067	43,251	12,189	1,407	15,008	4,720	1,315	567

Net Investment Income (Loss)	(23,651)	16,064	(3,043)	426	(10,538)	2,315	(336)	(69)

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	842,521	292,677	72,155	3,679	77,902	19,940	10,675	98
Net realized gain (loss) on futures contracts and options	0	0	1,521	0	(2,996)	0	0	0
Net realized gain on foreign currency transactions	32,121	2,459	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation) on investments	(975,838)	(204,166)	(59,113)	(182)	(40,204)	973	(7,006)	(199)
Net change in unrealized appreciation on futures contracts and options	0	0	88	7	0	0	0	0
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(14)	0	0	0	0	0	0	0

Net Gain (Loss)	(101,210)	90,970	14,651	3,504	34,702	20,913	3,669	(101)

Net Increase from Repayments by Investment Manager	3,880	1,230	877	39	183	0	0	0

Net Increase (Decrease) in Net Assets Resulting from Operations	$(120,981)	$108,264	$12,485	$3,969	$24,347	$23,228	$3,333	$(170)

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  49

Statements of Changes in Net Assets

	CCM Capital Appreciation Fund		CCM Mid-Cap Fund		NACM Flex-Cap Value Fund		NACM Growth Fund
Amounts in thousands	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,626	$(289)	$(452)	$(1,790)	$50	$0	$(1)	$(13)
Net realized gain (loss)	53,995	105,630	79,769	136,943	599	364	258	100
Net change in unrealized appreciation (depreciation)	29,013	15,892	27,806	5,825	(627)	393	(54)	42

Net increase resulting from operations	87,634	121,233	107,123	140,978	22	757	203	129

Distributions to Shareholders:

From net investment income
Class D	(33)	0	0	0	0	0	0	0
Other Classes	(3,557)	0	0	0	0	(9)	0	0
From net realized capital gains
Class D	0	0	0	0	(5)	(1)	0	0
Other Classes	0	0	0	0	(410)	(104)	(62)	(26)

Total Distributions	(3,590)	0	0	0	(415)	(114)	(62)	(26)

Fund Share Transactions:

Receipts for shares sold
Class D	12,416	976	46,750	8,972	364	95	0	0
Other Classes	272,522	189,000	306,600	231,555	39,486	4,815	1,585	1,807
Issued in reorganization
Class D	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Class D	31	0	0	0	5	1	0	0
Other Classes	3,141	0	0	0	348	96	57	22
Cost of shares redeemed
Class D	(932)	(1,268)	(7,037)	(4,147)	(218)	(44)	0	0
Other Classes	(233,159)	(160,268)	(234,787)	(244,917)	(6,093)	(507)	(773)	(693)

Net increase (decrease) resulting from Fund share transactions	54,019	28,440	111,526	(8,537)	33,892	4,456	869	1,136

Fund Redemption Fee	38	4	17	9	10	1	0	1

Total Increase in Net Assets	138,101	149,677	218,666	132,450	33,509	5,100	1,010	1,240

Net Assets:

Beginning of period	879,338	729,661	751,338	618,888	6,521	1,421	2,691	1,451

End of period*	$1,017,439	$879,338	$970,004	$751,338	$40,030	$6,521	$3,701	$2,691

* Including undistributed net investment income of:	$1,036	$0	$0	$0	$530	$244	$189	$11

50  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

	NFJ Dividend Value Fund		NFJ Large-Cap Value Fund		NFJ Small-Cap Value Fund		OCC Core Equity Fund
Amounts in thousands	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Period from March 31, 2005 to June 30, 2005
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$9,600	$3,903	$304	$92	$49,234	$37,280	$8
Net realized gain (loss)	15,943	6,102	594	636	156,150	152,213	(27)
Net change in unrealized appreciation (depreciation)	34,652	19,658	2,002	465	296,947	339,937	98

Net increase resulting from operations	60,195	29,663	2,900	1,193	502,331	529,430	79

Distributions to Shareholders:

From net investment income
Class D	(100)	(4)	0	0	(69)	(55)	0
Other Classes	(10,594)	(3,258)	(328)	(92)	(38,935)	(21,246)	0
From net realized capital gains
Class D	(12)	(1)	(1)	0	(272)	(47)	0
Other Classes	(4,637)	(1,137)	(664)	0	(158,878)	(20,325)	0

Total Distributions	(15,343)	(4,400)	(993)	(92)	(198,154)	(41,673)	0

Fund Share Transactions:

Receipts for shares sold
Class D	11,176	522	26	15	635	2,933	10
Other Classes	494,194	225,634	45,231	10,204	1,180,818	1,086,080	2,990
Issued in reorganization
Class D	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Class D	107	5	2	0	336	102	0
Other Classes	11,606	3,572	833	86	155,916	31,305	0
Cost of shares redeemed
Class D	(417)	(46)	(12)	(48)	(1,154)	(1,231)	0
Other Classes	(68,106)	(29,681)	(5,788)	(2,385)	(689,773)	(586,939)	0

Net increase (decrease) resulting from Fund share transactions	448,560	200,006	40,292	7,872	646,778	532,250	3,000

Fund Redemption Fee	71	19	17	2	91	18	0

Total Increase in Net Assets	493,483	225,288	42,216	8,975	951,046	1,020,025	3,079

Net Assets:

Beginning of period	302,963	77,675	12,731	3,756	2,543,321	1,523,296	0

End of period*	$796,446	$302,963	$54,947	$12,731	$3,494,367	$2,543,321	$3,079

* Including undistributed net investment income of:	$5,040	$3,360	$81	$469	$47,980	$63,787	$8

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  51

Statements of Changes in Net Assets (Cont.)

	OCC Renaissance Fund		OCC Value Fund		PEA Growth Fund		PEA Growth & Income Fund
Amounts in thousands	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(23,651)	$(26,243)	$16,064	$4,483	$(3,043)	$(7,851)	$426	$633
Net increase from repayments by Investment Manager	3,880	0	1,230	0	877	1,413	39	0
Net realized gain	874,642	506,975	295,136	237,792	73,676	84,946	3,679	8,436
Net change in unrealized appreciation (depreciation)	(975,852)	1,119,602	(204,166)	201,084	(59,025)	64,273	(175)	4,051

Net increase (decrease) resulting from operations	(120,981)	1,600,334	108,264	443,359	12,485	142,781	3,969	13,120

Distributions to Shareholders:

From net investment income
Class D	0	0	(1,742)	(336)	0	0	(11)	(7)
Other Classes	0	0	(8,059)	(3,598)	0	0	(580)	(825)
From net realized capital gains
Class D	0	0	(11,388)	0	0	0	0	0
Other Classes	0	0	(78,227)	0	0	0	0	0

Total Distributions	0	0	(99,416)	(3,934)	0	0	(591)	(832)

Fund Share Transactions:

Receipts for shares sold
Class D	66,216	337,298	290,364	323,453	259	120	282	506
Other Classes	1,388,743	2,171,672	1,252,082	1,272,249	24,483	66,502	11,268	36,404
Issued in reorganization
Class D	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Class D	0	0	12,715	328	0	0	11	7
Other Classes	0	1	70,171	3,076	0	0	485	690
Cost of shares redeemed
Class D	(326,379)	(108,346)	(350,743)	(52,536)	(44)	(26)	(163)	(151)
Other Classes	(2,372,265)	(1,081,960)	(1,225,286)	(287,360)	(199,826)	(255,615)	(27,314)	(34,242)

Net increase (decrease) resulting from Fund share transactions	(1,243,685)	1,318,665	49,303	1,259,210	(175,128)	(189,019)	(15,431)	3,214

Fund Redemption Fee	429	242	671	284	10	7	9	3

Total Increase (Decrease) in Net Assets	(1,364,237)	2,919,241	58,822	1,698,919	(162,633)	(46,231)	(12,044)	15,505

Net Assets:

Beginning of period	6,257,220	3,337,979	2,673,699	974,780	778,439	824,670	87,634	72,129

End of period*	$4,892,983	$6,257,220	$2,732,521	$2,673,699	$615,806	$778,439	$75,590	$87,634

* Including undistributed (overdistributed) net investment income of:	$(24)	$(6)	$28,784	$4,564	$0	$1	$0	$0

52  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

	PEA Target Fund		RCM Large-Cap Growth Fund		RCM Mid-Cap Fund		RCM Targeted Core Growth Fund
Amounts in thousands	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(10,538)	$(12,638)	$2,315	$848	$(336)	$(924)	$(69)	$(162)
Net increase from repayments by Investment Manager	183	162	0	0	0	0	0	0
Net realized gain	74,906	140,500	19,940	14,004	10,675	55,282	98	2,338
Net change in unrealized appreciation (depreciation)	(40,204)	101,856	973	42,766	(7,006)	(5,770)	(199)	1,222

Net increase (decrease) resulting from operations	24,347	229,880	23,228	57,618	3,333	48,588	(170)	3,398

Distributions to Shareholders:

From net investment income
Class D	0	0	(59)	(213)	0	0	0	0
Other Classes	0	0	(1,157)	(1,588)	0	0	0	0
From net realized capital gains
Class D	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Total Distributions	0	0	(1,216)	(1,801)	0	0	0	0

Fund Share Transactions:

Receipts for shares sold
Class D	395	546	11,970	31,115	48	502	164	237
Other Classes	53,289	122,032	153,348	203,727	22,866	42,250	7,007	10,991
Issued in reorganization
Class D	0	0	0	0	0	0	0	121
Other Classes	0	0	0	0	0	0	0	20,148
Issued as reinvestment of distributions
Class D	0	0	56	205	0	0	0	0
Other Classes	0	0	1,081	1,488	0	0	0	0
Cost of shares redeemed
Class D	(747)	(631)	(27,498)	(40,677)	(115)	(3,544)	(705)	(803)
Other Classes	(240,575)	(213,355)	(211,570)	(145,538)	(135,943)	(84,773)	(11,623)	(8,290)

Net increase (decrease) resulting from Fund share transactions	(187,638)	(91,408)	(72,613)	50,320	(113,144)	(45,565)	(5,157)	22,404

Fund Redemption Fee	23	11	19	47	3	2	0	1

Total Increase (Decrease) in Net Assets	(163,268)	138,483	(50,582)	106,184	(109,808)	3,025	(5,327)	25,803

Net Assets:

Beginning of period	979,004	840,521	558,752	452,568	233,034	230,009	36,895	11,092

End of period*	$815,736	$979,004	$508,170	$558,752	$123,226	$233,034	$31,568	$36,895

* Including undistributed (overdistributed) net investment income of:	$0	$0	$1,100	$0	$0	$0	$0	$0

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  53

Notes to Financial Statements

June 30, 2005

1. Organization

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-one separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the NFJ Dividend Value, NFJ Large-Cap Value and PEA Growth & Income Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ Dividend Value, NFJ Large-Cap Value and PEA Growth & Income Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

54  Allianz Funds Annual Report  |  06.30.05

Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: CCM Capital Appreciation Fund - $3,227; NACM Flex-Cap Value Fund - $209; NACM Growth Fund - $95; NFJ Dividend Value Fund - $51,811; NFJ Small-Cap Value Fund - $348,870; OCC Core Equity Fund - $593; OCC Renaissance Fund - $884,183; OCC Value Fund - $886,109; PEA Growth & Income Fund - $22,656; PEA Growth Fund - $48,114; PEA Target Fund - $17,520; RCM Large-Cap Growth Fund - $43,433; RCM Mid-Cap Fund - $616; and RCM Targeted Core Growth Fund - $4,453.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. Each Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Kleinwort Wasserstein, an affiliate. The amount paid to Dresdner Kleinwort Wasserstein for the period ended June 30, 2005 was $541,087. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable

06.30.05  |  Allianz Funds Annual Report  55

Notes to Financial Statements (Cont.)

June 30, 2005

finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Allianz Global Investors Fund Management LLC (“AGIFM”), formerly known as PA Fund Management LLC, is an indirect subsidiary of Allianz Global Investors of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds also have a sub-advisor, which under supervision of AGIFM directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee
	All Classes	Inst’l Class		Admin. Class		Class A, B and C(1)		Class D(1)		Class R(1)
CCM Capital Appreciation Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40	%(3)
CCM Mid-Cap Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40	%(3)
NACM Flex-Cap Value Fund	0.65%	0.25	%(2)	0.25	%(2)	0.40	%(3)	0.40	%(3)	N/A
NACM Growth Fund	0.50%	0.25	%(2)	0.25	%(2)	0.40	%(3)	0.40	%(3)	N/A
NFJ Dividend Value Fund	0.45%	0.25%		0.25%		0.40	%(3)	0.40	%(3)	0.40	%(3)
NFJ Large-Cap Value Fund	0.45%	0.25%		N/A		0.40	%(3)	0.40	%(3)	N/A
NFJ Small-Cap Value Fund	0.60%	0.25%		0.25%		0.40%		0.40%		0.40	%(3)
OCC Core Equity Fund	0.45%	0.25%		N/A		0.40%		0.40%		N/A
OCC Renaissance Fund	0.60%	0.25%		0.25%		0.40%		0.40%		0.40	%(3)
OCC Value Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40	%(3)
PEA Growth Fund	0.50%	0.25%		0.25%		0.40%		0.40%		0.40	%(3)
PEA Growth & Income Fund	0.60%	0.25%		0.25%		0.40	%(3)	0.40	%(3)	0.40	%(3)
PEA Target Fund	0.55%	0.25%		0.25%		0.40%		0.40%		N/A
RCM Large-Cap Growth Fund	0.45%	0.25	%(2)	0.25	%(2)	0.40	%(3)	0.40	%(3)	0.40	%(3)
RCM Mid-Cap Fund	0.47%	0.25	%(2)	0.25	%(2)	0.40	%(3)	0.40	%(3)	0.40	%(3)
RCM Targeted Core Growth Fund	0.60%	0.25	%(2)	N/A		0.40	%(3)	0.40	%(3)	N/A

(1)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D, and R shares. Prior to April 1, 2005, the Administration Fee was subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B, and C shares in excess of $2.5 billion.
(2)	The Administration Fee was reduced by 0.05%.
(3)	The Administration Fee was reduced by 0.10%.

Redemption Fees. Investors in Class A, Class B and Class C shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks,

56  Allianz Funds Annual Report  |  06.30.05

associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs, (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. Allianz Global Investors Distributors LLC (“AGID”), formerly known as PA Distributors LLC, and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2005.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2005, AGID received $10,045,333 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

AGIFM has agreed to waive a portion of the Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Institutional Class	Administrative Class	Class A	Class B	Class C
NACM Flex-Cap Value Fund	0.96%	1.21%	1.41%	2.16%	2.16%
NACM Growth Fund	0.80%	1.05%	1.25%	2.00%	2.00%

AGIFM may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	06/30/2003	06/30/2004	06/30/2005
NACM Flex-Cap Value Fund	$84	$0	$0
NACM Growth Fund	84	0	0

Prior to June 1, 2005, each unaffiliated Trustee received an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting was attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees received an additional annual retainer of

06.30.05  |  Allianz Funds Annual Report  57

Notes to Financial Statements (Cont.)

June 30, 2005

$3,000, the Chairman of the Independent Trustees received an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees received an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee was compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses.

Effective June 1, 2005, each unaffiliated Trustee receives an annual retainer of $80,000, plus $3,000 for each Board of Trustees meeting attended ($1,000 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $80,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with an investigation of a regulatory or investment matters, the Trustee shall be compensated for such services at the rate of $2,500 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the period ended June 30, 2005, were as follows (amounts in thousands):

	Purchases	Sales
CCM Capital Appreciation Fund	$1,247,958	$1,193,067
CCM Mid-Cap Fund	1,161,141	1,061,576
NACM Flex-Cap Value Fund	48,284	16,386
NACM Growth Fund	8,647	7,848
NFJ Dividend Value Fund	562,125	135,534
NFJ Large-Cap Value Fund	46,466	8,705
NFJ Small-Cap Value Fund	1,002,077	567,042
OCC Core Equity Fund	3,225	325
OCC Renaissance Fund	5,443,895	6,102,723
OCC Value Fund	3,083,670	2,857,014
PEA Growth Fund	260,601	439,082
PEA Growth & Income Fund	19,513	34,325
PEA Target Fund	882,592	1,055,549
RCM Large-Cap Growth Fund	603,778	672,047
RCM Mid-Cap Fund	230,594	341,668
RCM Targeted Core Growth Fund	19,469	24,307

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	PEA Growth Fund	PEA Growth & Income Fund	PEA Target Fund
	Premium
Balance at 06/30/2004	$0	$0	$0
Sales	4,387	9	3,334
Closing Buys	(2,643)	0	(2,476)
Expirations	(1,096)	0	(858)

Balance at 06/30/2005	$648	$9	$0

58  Allianz Funds Annual Report  |  06.30.05

6. Federal Income Tax Matters

As of June 30, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/ Liabilities(1)	Other Differences(2)	Accumulated Capital Losses(3)	Post- October Deferral(4)
CCM Capital Appreciation Fund	$1,035	$0	$0	$49	$(34,857)	$0
CCM Mid-Cap Fund	0	0	0	9	(37,580)	0
NACM Flex-Cap Value Fund	530	109	1	0	0	0
NACM Growth Fund	189	68	0	0	0	0
NFJ Dividend Value Fund	5,040	10,751	0	42	0	0
NFJ Large-Cap Value Fund	82	377	0	1	0	0
NFJ Small-Cap Value Fund	47,980	114,364	1	123	0	0
OCC Core Equity Fund	8	0	0	0	0	(18)
OCC Renaissance Fund	0	486,493	(15)	(56)	0	(24)
OCC Value Fund	28,935	200,004	0	1	0	(151)
PEA Growth Fund	0	0	87	(28)	(321,478)	0
PEA Growth & Income Fund	0	0	7	2	(31,400)	0
PEA Target Fund	0	0	(2)	5	(217,051)	0
RCM Large-Cap Growth Fund	1,100	0	0	(24)	(22,743)	0
RCM Mid-Cap Fund	0	0	1	0	(351,816)	0
RCM Targeted Core Growth Fund	0	0	1	1	(15,285)	0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain foreign currency transactions.
(2)	Adjusted for appreciation/depreciation related to securities on loan.
(3)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(4)	Capital losses realized during the period November 1, 2004 through June 30, 2005 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2005, the Funds had accumulated capital losses expiring in the following years. The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	2008		2009	2010		2011		2013
CCM Capital Appreciation Fund	$0		$0	$0		$34,857		$0
CCM Mid-Cap Fund	0		0	0		37,580		0
PEA Growth Fund	0		0	126,853	(6)	194,625		0
PEA Growth & Income Fund	4,542	(5)	0	13,078		13,780		0
PEA Target Fund	0		0	0		217,051		0
RCM Large-Cap Growth Fund	0		0	8,918		13,825		0
RCM Mid-Cap Fund	0		202,183	135,961		13,672		0
RCM Targeted Core Growth Fund	34		6,060	904		8,101	(7)	186

(5)	Represents acquired capital loss carryovers which may be limited under current tax law.
(6)	Includes $4,036,925 of acquired capital loss carryovers which may be limited under current tax law.
(7)	Includes $5,764,660 of acquired capital loss carryovers which may be limited under current tax law.

06.30.05  |  Allianz Funds Annual Report  59

Notes to Financial Statements (Cont.)

June 30, 2005

As of June 30, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(8)
CCM Capital Appreciation Fund	$1,137,229	$132,902	$(11,151)	$121,751
CCM Mid-Cap Fund	985,261	129,324	(5,168)	124,156
NACM Flex-Cap Value Fund	41,462	648	(787)	(139)
NACM Growth Fund	3,609	238	(117)	121
NFJ Dividend Value Fund	929,308	67,165	(8,747)	58,418
NFJ Large-Cap Value Fund	59,119	3,674	(1,055)	2,619
NFJ Small-Cap Value Fund	3,315,066	818,890	(41,574)	777,316
OCC Core Equity Fund	2,988	161	(72)	89
OCC Renaissance Fund	5,084,775	503,257	(185,794)	317,463
OCC Value Fund	2,998,499	161,680	(79,633)	82,047
PEA Growth Fund	623,973	124,008	(22,823)	101,185
PEA Growth & Income Fund	87,883	9,674	(2,278)	7,396
PEA Target Fund	892,778	174,574	(19,578)	154,996
RCM Large-Cap Growth Fund	559,369	54,950	(7,202)	47,748
RCM Mid-Cap Fund	126,847	9,364	(2,231)	7,133
RCM Targeted Core Growth Fund	34,394	4,991	(179)	4,812

(8)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to return of capital adjustments from real estate investment trust, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended June 30, 2005, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital
CCM Capital Appreciation Fund	$3,590	$0	$0
CCM Mid-Cap Fund	0	0	0
NACM Flex-Cap Value Fund	279	136	0
NACM Growth Fund	10	52	0
NFJ Dividend Value Fund	12,773	2,570	0
NFJ Large-Cap Value Fund	863	130	0
NFJ Small-Cap Value Fund	85,126	113,028	0
OCC Core Equity Fund	0	0	0
OCC Renaissance Fund	0	0	0
OCC Value Fund	76,887	22,529	0
PEA Growth Fund	0	0	0
PEA Growth & Income Fund	591	0	0
PEA Target Fund	0	0	0
RCM Large-Cap Growth Fund	1,216	0	0
RCM Mid-Cap Fund	0	0	0
RCM Targeted Core Growth Fund	0	0	0

(9)	Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

60  Allianz Funds Annual Report  |  06.30.05

7. Reorganization

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation
RCM Targeted Core Growth Fund	PPA Tax-Efficient Equity Fund	10/10/2003	2,049	$20,269	$20,269	$14,813	$35,083	$3,293

8. Affiliated Transactions

An affiliate may include any company in which the NFJ Small-Cap Fund owns five percent or more of its outstanding voting securities. On June 30, 2005, the Fund held five percent or more of the outstanding voting securities of the following companies (amounts in thousands):

Issuer Name	% Holding	Cost	Market Value	% of Net Assets
Cato Corp. ‘A’	7.53%	$19,016	$31,780	0.91%
Handleman Co.	5.21	20,248	18,442	0.53
Iowa Telecommunications Services, Inc.	5.38	32,227	31,125	0.89

		$71,491	$81,347	2.33%

The aggregate cost and value of these companies at June 30, 2005, was $71,491 and $81,347, respectively. Investments in affiliate company represent 2.33% of total net assets at June 30, 2005. Investment activity and income amounts relating to affiliates during the year ended June 30, 2005 were as follows (amounts in thousands):

Dividend Income	$1,062
Change in unrealized gain	$9,855
Purchases	$35,161

An affiliate may include any company in which the OCC Renaissance Fund owns five percent or more of its outstanding voting securities. On June 30, 2005, the Fund held five percent or more of the outstanding voting securities of the following companies (amounts in thousands):

Issuer Name	% Holding	Cost	Market Value	% of Net Assets
Chemtura Corp.	8.32%	$42,577	$95,815	1.96%

The aggregate cost and value of this company at June 30, 2005, was $42,577 and $95,815, respectively. Investments in affiliate company represent 1.96% of total net assets at June 30, 2005. Investment activity and income amounts relating to affiliates during the year ended June 30, 2005 were as follows (amounts in thousands):

Dividend Income	$1,344
Change in unrealized gain	$53,238
Purchases	$1,260

Certain additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the Funds owning more than 5% of the outstanding shares of certain issues at June 30, 2005. Therefore, the cost and market value of the affiliate disclosure above include both acquisitions of new investment and prior year holdings that became affiliates during the current period.

06.30.05  |  Allianz Funds Annual Report  61

Notes to Financial Statements (Cont.)

June 30, 2005

9. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	CCM Capital Appreciation Fund				CCM Mid-Cap Fund				NACM Flex-Cap Value Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class D	720	$12,416	63	$976	1,924	$46,750	446	$8,972	23	$364	7	$95
Other Classes	15,911	272,522	12,365	189,000	13,378	306,600	11,524	231,555	2,456	39,486	340	4,815

Issued as reinvestment of distributions

Class D	2	31	0	0	0	0	0	0	0	5	0	1
Other Classes	177	3,141	0	0	0	0	0	0	22	348	6	96

Cost of shares redeemed

Class D	(55)	(932)	(81)	(1,268)	(310)	(7,037)	(202)	(4,147)	(14)	(218)	(3)	(44)
Other Classes	(13,988)	(233,159)	(10,377)	(160,268)	(10,743)	(234,787)	(12,247)	(244,917)	(390)	(6,093)	(35)	(507)

Net increase (decrease) resulting from Fund share transactions	2,767	$54,019	1,970	$28,440	4,249	$111,526	(479)	$(8,537)	2,097	$33,892	315	$4,456

	OCC Core Equity Fund		OCC Renaissance Fund				OCC Value Fund
	Period from 03/31/2005 to 06/30/2005		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class D	1	$10	2,695	$66,216	15,680	$337,298	17,090	$290,364	19,983	$323,453
Other Classes	299	2,990	57,892	1,388,743	99,724	2,171,670	73,953	1,252,082	81,918	1,272,249

Issued as reinvestment of distributions

Class D	0	0	0	0	0	0	725	12,715	22	328
Other Classes	0	0	0	0	0	2	4,044	70,171	210	3,076

Cost of shares redeemed

Class D	0	0	(13,704)	(326,379)	(4,822)	(108,346)	(20,499)	(350,743)	(3,327)	(52,536)
Other Classes	0	0	(99,217)	(2,372,265)	(50,001)	(1,081,960)	(72,286)	(1,225,286)	(18,842)	(287,360)

Net increase (decrease) resulting from Fund share transactions	300	$3,000	(52,334)	$(1,243,685)	60,580	$1,318,665	3,027	$49,303	79,964	$1,259,210

	RCM Mid-Cap Fund				RCM Targeted Core Growth Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class D	19	$48	227	$502	15	$164	23	$237
Other Classes	8,990	22,866	18,461	42,250	655	7,007	1,075	10,991

Issued in reorganization

Class D	0	0	0	0	0	0	12	121
Other Classes	0	0	0	0	0	0	2,037	20,148

Cost of shares redeemed

Class D	(46)	(115)	(1,514)	(3,544)	(66)	(705)	(77)	(803)
Other Classes	(53,994)	(135,943)	(36,015)	(84,773)	(1,097)	(11,623)	(792)	(8,290)

Net increase (decrease) resulting from Fund share transactions	(45,031)	$(113,144)	(18,841)	$(45,565)	(493)	$(5,157)	2,278	$22,404

62  Allianz Funds Annual Report  |  06.30.05

	NACM Growth Fund				NFJ Dividend Value Fund				NFJ Large-Cap Value Fund				NFJ Small-Cap Value Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class D	0	$0	0	$0	842	$11,176	44	$522	2	$26	1	$15	23	$635	127	$2,933
Other Classes	129	1,585	153	1,807	37,498	494,194	19,076	225,634	2,904	45,231	733	10,204	41,331	1,180,818	45,163	1,086,080

Issued as reinvestment of distributions

Class D	0	0	0	0	8	107	0	5	0	2	0	0	11	336	4	102
Other Classes	4	57	1	22	873	11,606	302	3,572	54	833	7	86	5,411	155,916	1,300	31,305

Cost of shares redeemed

Class D	0	0	0	0	(31)	(417)	(4)	(46)	(1)	(12)	(4)	(48)	(41)	(1,154)	(48)	(1,231)
Other Classes	(65)	(773)	(58)	(693)	(5,216)	(68,106)	(2,521)	(29,681)	(379)	(5,788)	(170)	(2,385)	(24,499)	(689,773)	(23,792)	(586,939)

Net increase (decrease) resulting from Fund share transactions	68	$869	96	$1,136	33,974	$448,560	16,897	$200,006	2,580	$40,292	567	$7,872	22,236	$646,778	22,754	$532,250

	PEA Growth Fund				PEA Growth & Income Fund				PEA Target Fund				RCM Large-Cap Growth Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class D	15	$259	7	$120	37	$282	69	$506	24	$395	34	$546	995	$11,970	2,731	$31,115
Other Classes	1,351	24,483	3,832	66,502	1,462	11,268	5,132	36,404	3,263	53,289	8,211	122,032	12,428	153,348	17,431	203,727

Issued as reinvestment of distributions

Class D	0	0	0	0	1	11	1	7	0	0	0	0	4	56	18	205
Other Classes	0	0	0	0	62	485	95	690	0	0	0	0	85	1,081	128	1,488

Cost of shares redeemed

Class D	(3)	(44)	(2)	(26)	(21)	(163)	(21)	(151)	(45)	(747)	(40)	(631)	(2,278)	(27,498)	(3,479)	(40,677)
Other Classes	(11,606)	(199,826)	(15,409)	(255,615)	(3,574)	(27,314)	(4,779)	(34,242)	(15,581)	(240,575)	(14,781)	(213,355)	(17,238)	(211,570)	(12,452)	(145,538)

Net increase (decrease) resulting from Fund share transactions	(10,243)	$(175,128)	(11,572)	$(189,019)	(2,033)	$(15,431)	497	$3,214	(12,339)	$(187,638)	(6,576)	$(91,408)	(6,004)	$(72,613)	4,377	$50,320

06.30.05  |  Allianz Funds Annual Report  63

Notes to Financial Statements (Cont.)

June 30, 2005

10. Regulatory and Litigation Matters

On September 13, 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), formerly known as PA Fund Management LLC, PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), formerly known as PA Distributors LLC, reached an agreement with the SEC in settlement of a complaint filed against AGIFM, PEA, and AGID in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund and the PEA Target Fund. Under the terms of the settlement, AGIFM, PEA and AGID consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, AGIFM, PEA and AGID agreed to pay a civil monetary penalty of $40,000,000 and disgorgement of $10,000,000. The SEC Order requires AGIFM, PEA and AGID to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1,600,000 paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with AGID and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, AGID and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15,000,000 and $3,000,000 for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, AGIFM, PEA and AGID reached an agreement with the SEC in settlement of a subpoena issued to AGID on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, AGIFM, PEA and AGID consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, AGIFM and AGID agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and AGIFM, PEA and AGID agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been AGID’s benefit. Those amounts were paid on September 15, 2004.

In a related action, AGID reached an agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, AGID agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. AGIFM, PEA, AGID and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, AGIFM, PEA, AGID, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against AGIFM, PEA and AGID based on essentially the same circumstances as those cited in the 2004 settlements with the Securities and Exchange Commission and New Jersey Attorney General involving alleged “market timing” activities described above. The West Virginia Complaint alleges, among other things, that AGIFM, PEA and AGID improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised by AGIFM and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIFM, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIFM in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

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On March 4, 2005, a putative class action lawsuit was filed in the Superior Court of Orange County, California against the Trust on behalf of holders of Class B shares of the Trust. The lawsuit seeks, among other things, relief from the obligation to pay a contingent deferred sales charge, or refunds of such charges already paid, on account of the purported market timing activity in certain Allianz Funds that is the subject of the regulatory proceedings discussed elsewhere in this subsection. On May 20, 2005, the Trust removed the action to the U.S. District Court for the Central District of California. On May 23, 2005, the Trust filed a Notice of Tag Along Action with the Judicial Panel on Multidistrict Litigation (“JPML”), seeking to transfer the case to the multidistrict litigation proceeding in Maryland (“Maryland MDL”). On June 13, 2005, the JPML issued a Conditional Transfer Order. The plaintiff has opposed the transfer to the Maryland MDL and on July 15, 2005 filed a motion to remand the case to a California state court.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), AGIFM, PEA, AGID, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in a court injunction against AGIFM, PEA or AGID, then Allianz, AGIFM and certain of their affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

11. Repayments by Investment Manager

As part of the settlement with the SEC regarding the Morgan Stanley (P-010121) subpoena (Note 10 Regulatory and Litigation Matters), AGIFM, PEA and AGID agreed to pay jointly disgorgement of $6,602,000.

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review.

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on the ownership of voting stock. The SEC has asked AGIFM to reimburse the certain Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed the certain Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to the certain Funds.

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Report of Independent Registered Public Accounting Firm

To the Trustees and Class D Shareholders of the Allianz Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class D shares present fairly, in all material respects, the financial position of the CCM Capital Appreciation Fund, CCM Mid-Cap Fund, NACM Flex-Cap Value Fund, NACM Growth Fund, NFJ Dividend Value Fund, NFJ Large-Cap Value Fund, NFJ Small-Cap Value Fund, OCC Core Equity Fund, OCC Renaissance Fund, OCC Value Fund, PEA Growth Fund, PEA Growth & Income Fund, PEA Target Fund, RCM Large-Cap Growth Fund, RCM Mid-Cap Fund and RCM Targeted Core Growth Fund (16 funds of the Allianz Funds, hereafter referred to as the “Funds”) at June 30, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds, for the Class D shares, for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 25, 2005

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Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2005) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2005 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2005:

CCM Capital Appreciation Fund	100.00%
NACM Flex-Cap Value Fund	61.95%
NACM Growth Fund	100.00%
NFJ Dividend Value Fund	100.00%
NFJ Large-Cap Value Fund	70.01%
NFL Small-Cap Value Fund	81.16%
OCC Value Fund	70.44%
PEA Growth & Income Fund	100.00%
RCM Large-Cap Growth Fund	100.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2005 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

CCM Capital Appreciation Fund	100.00%
NACM Flex-Cap Value Fund	69.39%
NACM Growth Fund	100.00%
NFJ Dividend Value Fund	100.00%
NFJ Large-Cap Value Fund	72.56%
NFL Small-Cap Value Fund	78.95%
OCC Value Fund	62.06%
PEA Growth & Income Fund	100.00%
RCM Large-Cap Growth Fund	100.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2006, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2005.

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Trustees and Officers of Allianz Funds (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustee defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is 2187 Atlantic Street, Stamford, Connecticut 06902.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

David C. Flattum* (41) Trustee	09/2004 to present	Chief Operating Officer, General Counsel and Managing Director, Allianz Global Investors of America L.P.	52	Member of Board of Directors of Allianz Dresdner Asset Management U.S. Equities LLC, Cadence Capital Management Inc. and Oppenheimer Group, Inc.
Independent Trustees

Donald P. Carter (78) Trustee	01/1997 to present	Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc. (Chicago advertising agency); Chairman and Director, Moduline Industries, Inc. (a manufacturer of commercial windows and curtain walls).	31	None

Gary A. Childress (71) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	31	None

Theodore J. Coburn (52) Trustee	06/2002 to present	President of Coburn Capital Group and member of Triton Realty Partners; Trustee, Nicholas-Applegate Fund; and Trustee, Bramwell Funds. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	31	None

W. Bryant Stooks (64) Trustee	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments); Director, American Agritec LLC (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	31	None

Gerald M. Thorne (67) Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); Partner, Evergreen Partners (resort real estate); and Director, American Orthodontics Corp. Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); and Director, VPI Inc. (plastics company).	31	Member of Board of Directors, American Orthodontics Corp.

*	Trustees serve until their successors are duly elected and qualified.

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Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. (47) President and Chief Executive Officer	12/2004 to present	Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC (formerly Managing Director of Nicholas-Applegate Capital Management LLC).

Newton B. Schott, Jr. (63) Vice President and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, Allianz Global Investors Distributors LLC (“AGID”). Formerly, Executive Vice President, AGID.

Henrik P. Larsen (35) Vice President	02/2000 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

Andrew J. Meyers (44) Vice President	12/2004 to present	Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC.

Jeffrey M. Sargent (42) Vice President	02/1996 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Garlin G. Flynn (59) Assistant Secretary	03/1995 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.

Richard H. Kirk (44) Assistant Secretary	12/2004 to present	Senior Vice President, Associate General Counsel, Allianz Global Investors of America L.P. (since 2004). Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004); Associate General Counsel, Friedman, Billings, Ramsey, Inc.(2000-2002).

John P. Hardaway (48) Treasurer and Principal Financial Accounting Officer	08/1995 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Lawrence Altadonna (39) Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Municipal Advantage Fund, Inc., PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund and PIMCO Global StocksPLUS & Income Fund; Treasurer, Fixed Income SHares; Assistant Treasurer, Premier VIT (formerly PIMCO Advisors VIT). Formerly, Director of Fund Administration, Prudential Investments.

Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Brian S. Shlissel (40) Assistant Treasurer	06/2005 to present	Executive Vice President, Allianz Global Investors Fund Management LLC; Trustee, President and Chief Executive Officer, Premier VIT; President and Chief Executive Officer, Fixed Income SHares, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas Applegate International & Premium Strategy Fund; PIMCO Global StocksPLUS & Income Fund and Municipal Advantage Fund, Inc.

Youse Guia (32) Chief Compliance Officer	09/2004 to present	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer, Allianz Funds, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund, Municipal Advantage Fund, Inc., PIMCO Global StocksPLUS and Income Fund, Fixed Income SHares and Premier VIT. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

**	The officers of the Trust are re-appointed annually by the Board of Trustees.

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Board Approval of Investment Advisory and Portfolio Management Agreements (Unaudited)

Each year, the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), is required to determine whether to continue the Trust’s advisory agreements. In March 2005, the Board and the Independent Trustees approved the continuation of the Trust’s Amended and Restated Investment Advisory Agreement with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements with Cadence Capital Management LLC, RCM Capital Management LLC, Nicholas-Applegate Capital Management LLC, Oppenheimer Capital LLC, NFJ Investment Group, L.P. and PEA Capital LLC (collectively, the “Sub-Advisers”) (collectively, the “Agreements”) for the period ending December 31, 2005, following the recommendation of the Independent Trustees. The material factors and conclusions that formed the basis for the Independent Trustees’ recommendation and the subsequent approval by the Board and the Independent Trustees are required to be in this report and are discussed below.

Review Process

The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the investment manager furnish, such information as may reasonably be necessary to evaluate the terms of the Trust’s advisory agreements. The Trustees began their formal review process in September, 2004. At the September, 2004 Board meeting, in conjunction with the renewal of the Funds’ distribution arrangements, the Independent Trustees informed management that they would be seeking fee breakpoints in connection with the renewal of the Funds’ advisory and/or administration arrangements with the Adviser. After evaluating the Adviser’s assertion that the Funds’ advisory fees were in line with industry peers, the Independent Trustees concluded that breakpoints in the administrative fee were an effective way to share economies of scale with fund shareholders. The Independent Trustees and the Adviser exchanged a number of proposals concerning fee rates and breakpoints for administrative services before agreeing on the fee reductions ultimately approved by the Board and the Independent Trustees. The Board and the Independent Trustees each received assistance and advice, including written memoranda, regarding the legal standards applicable to the consideration of advisory arrangements from counsel to the Trust and independent counsel to the Independent Trustees, respectively. The Independent Trustees discussed the continuation of the Agreements with representatives of the Adviser and in private multiple sessions with independent legal counsel at which no representatives of the Adviser were present. The Independent Trustees and Board, in approving the continuation of the Agreements, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their deliberations were made separately in respect of each Fund. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

Materials Reviewed

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Adviser, its affiliates and the Sub-Advisers, including reports on: each Fund’s investment results; portfolio construction; portfolio composition; portfolio trading practices; shareholder services; and other information relating to the nature, extent and quality of services provided by the Adviser, its affiliates and the Sub-Advisers to the Funds. In addition, in connection with its annual consideration of the Agreements, the Board requested and reviewed supplementary information regarding the terms of the Agreements, the Funds’ investment results, advisory fee and total expense comparisons, financial and profitability information regarding the Adviser and its affiliates, descriptions of various functions undertaken by the Adviser, such as compliance monitoring, and information about the personnel providing investment management and administrative services to the Funds. The Board also requested and evaluated performance and expense information for other investment companies compiled by Lipper Inc., a third-party data provider (“Lipper”). In addition, the Independent Trustees retained an independent industry consultant who produced a report addressing, among other things, comparative fee data. The Board and the Independent Trustees also considered information regarding “revenue sharing” arrangements that Allianz Global Investors Distributors LLC (“AGID”), the Trust’s principal underwriter, and its affiliates have entered into with various intermediaries that sell shares of the Funds and payments by the Adviser to those intermediaries for sub-transfer agency services as described in the Trust’s registration statement. The Board also requested and reviewed information relating to the fees paid and services rendered under the Administration Agreement between the Funds and the Adviser, as well as information regarding other so-called “fall-out” benefits to the Adviser and its affiliates due to their other relationships with the Funds. The Board and the Independent Trustees also received and reviewed comparative performance information regarding the Funds at each of the quarterly Board meetings.

Nature, Extent and Quality of Services

Nature and Extent of Services – In considering the continuation of the Agreements for the current year, the Board and the Independent Trustees evaluated the nature and extent of the services provided by the Adviser, its affiliates and the Sub-Advisers. The relevant Sub-Adviser formulates each Fund’s investment policies (subject to the terms of the prospectus), analyzes economic trends, evaluates the risk/return characteristics of each Fund, constructs each Fund’s portfolio, monitors each Fund’s investment performance, and reports to the Board and the Independent Trustees. The Board and the Independent Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds. In this context, the Board and the Independent Trustees considered the in-house research capabilities of the Sub-Advisers as well as other resources available to the Sub-Advisers, including research services available to the Sub-Advisers as a result of securities transactions effected for the Funds and other investment advisory clients of the Sub-Advisers. The Trustees considered the scope and quality of services provided by the

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Adviser and the Sub-Advisers under the Agreements, and noted that the services required to be provided had expanded over time as a result of regulatory and other developments. The Board and the Independent Trustees considered the managerial and financial resources available to the Adviser and the Sub-Advisers. The Board and the Independent Trustees noted that the standard of care under the Agreements was comparable to that found in many investment advisory agreements, and considered the record of the Adviser in resolving potential disputes arising under its investment advisory agreement with the Trust in the best interests of shareholders.

The Board, including the Independent Trustees, took into account the “unitary fee” structure of the Funds under which (a) certain services ordinarily the financial responsibility of a mutual fund (e.g., custody, transfer agency, legal and accounting services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee and (b) administrative services frequently covered in a mutual fund’s advisory contract are dealt with under the Funds’ Administration Agreement with the Adviser.

Quality of Services – The Board and the Independent Trustees considered the quality of the services provided by the Adviser and the Sub-Advisers and the quality of the resources of each that are available to the Funds. The Board and the Independent Trustees considered the experience and professional qualifications of the personnel of the Adviser, its affiliates and the Sub-Advisers and the size and functions of their staffs as well as the reputations of the Adviser and the Sub-Advisers. The Board and the Independent Trustees considered the complexity of managing the Funds relative to other types of funds. The Board and the Independent Trustees also received and reviewed information regarding the quality of non-investment advisory services provided to the Funds by the Adviser under the Administration Agreement. The Board and the Independent Trustees considered that the scope of the services provided to the Funds by the Adviser and the Sub-Advisers were consistent with the Funds’ operational requirements, including, in addition to their investment objectives, compliance with the Funds’ investment restrictions, tax and reporting requirements and related shareholder services. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that, overall, they were satisfied with the nature, extent and quality of the services provided by the Adviser and the Sub-Advisers (including those provided under the Administration Agreement).

Portfolio Management Services and Performance

In their evaluation of the quality of the portfolio management services provided by the Sub-Advisers, the Board and the Independent Trustees considered the experience of the Funds’ portfolio managers. The Board and the Independent Trustees considered whether the Funds operated within their investment objectives and their record of compliance with their investment restrictions. The Board and the Independent Trustees reviewed information comparing the Funds’ historical performance to relevant market indices and to performance information for other investment companies with similar investment objectives over the 1-, 3-, 5- and 10-year periods (if the Funds were in existence) ended September 30, 2004 derived from data compiled by Lipper. The Board and the Independent Trustees reviewed performance for the period ended December 31, 2004 for each Fund and for those Funds that had underperformed relative to the benchmark index or peer group provided by Lipper, including the NACM Growth, RCM Large-Cap Growth and RCM Mid-Cap Growth Funds, they discussed with the Adviser the reasons for such underperformance and the Adviser’s plans to monitor and address performance. The Board and the Independent Trustees also took into account steps taken by the Adviser to change the Sub-Adviser for the PEA Renaissance (now OCC Renaissance) and PEA Value (now OCC Value) Funds as well as changes to the portfolio management team for the PEA Growth Fund. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the Adviser’s and the Sub-Advisers’ performance record and process used in managing the Funds was sufficient to merit approval of the continuation of the Agreements.

Management Fees and Expenses

The Board and the Independent Trustees reviewed information, including comparative information provided by Lipper, regarding the advisory, administrative and distribution fees paid to the Adviser and its affiliates and the total expenses borne by the Funds. The Board and the Independent Trustees reviewed the administrative fees paid by the Funds to the Adviser, as well as the distribution (12b-1) fees paid to AGID. They considered the Funds’ management fees relative to their respective peer groups as determined by Lipper and the input provided by the independent industry consultant. The Board and the Independent Trustees considered the anticipated effect of proposed administrative fee reductions for the Funds. The Board and the Independent Trustees also considered the fees that the Sub-Advisers charge other clients with investment objectives similar to the Funds. The Board and the Independent Trustees reviewed materials from the Adviser describing the differences in services provided to these other clients, which noted that typically more services were provided to the Funds than these other clients and that because of the constant issuance and redemption of fund shares, the Funds were more difficult to manage than institutional accounts. The Board and the Independent Trustees noted that the Adviser (not the Funds) pays the Sub-Advisers from its advisory fee. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the fees to be charged under the Agreements represent reasonable compensation to the Adviser in light of the services provided.

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Board Approval of Investment Advisory and Portfolio Management Agreements (Unaudited) (Cont.)

Profitability and Possible Economies of Scale

Profitability – The Board and the Independent Trustees reviewed information regarding the cost of services provided by the Adviser, its affiliates and the Sub-Advisers and the profitability (before and after distribution expenses and prior to taxes) of the Adviser’s relationship with the Funds. The Board and the Independent Trustees considered information provided by Lipper regarding the pre- and post-marketing profitability of other investment advisers with publicly-traded parent companies. The Independent Trustees also reviewed and considered a profitability analysis prepared at their direction by PricewaterhouseCoopers LLP, independent accountants for the Funds. The Board and the Independent Trustees recognized that it is difficult to make comparisons of profitability from fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Board and the Independent Trustees considered the impact of fees on the profitability of the Adviser. The Board and the Independent Trustees also considered the effect on the Adviser’s revenues of new breakpoints in the Funds’ administrative fee structure at current asset levels and in light of projected growth. In addition, the Board and the Independent Trustees considered information regarding the direct and indirect benefits the Adviser and the Sub-Advisers receive as a result of their relationships with the Funds, including compensation paid to the Adviser, the Sub-Advisers and their affiliates, including administrative fees paid to the Adviser and 12b-1 fees and sales charges to AGID as well as research provided to the Sub-Advisers in connection with portfolio transactions effected on behalf of the Funds (soft dollar arrangements), and reputational benefits.

Economies of Scale – The Board and the Independent Trustees reviewed the extent to which the Adviser and the Sub-Advisers may realize economies of scale in managing and supporting the Funds. The Board and the Independent Trustees considered the extent to which any economies of scale might be realized (if at all) by the Adviser or the Sub-Advisers across a variety of products and services, including the Funds, and not only in respect of a single Fund.

The Board and the Independent Trustees noted that the advisory and sub-advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board and the Independent Trustees concluded that breakpoints in the administrative fee were an effective way to share any economies of scale with fund shareholders. The Board and the Independent Trustees noted that the administrative fee breakpoint schedule that had been agreed to with the Adviser contained different starting points for different funds depending on fund size. They discussed that most of the Funds in the Trust were relatively small, and that by setting the breakpoints at somewhat lower levels for the smaller Funds there was an increased likelihood that these Funds would share in economies of scale and that indeed some Funds would be immediately affected by the administrative fee breakpoints. The Board and the Independent Trustees noted that the agreed to administrative fee breakpoints for the larger Funds also would have an immediate impact on these Funds’ expense ratios.

The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not excessive and that the Adviser and the Sub-Advisers were sharing economies of scale, if any, with the Funds and their shareholders.

Additional Considerations

The Board and the Independent Trustees also considered possible conflicts of interest associated with the provision of investment advisory services by the Adviser and the Sub-Advisers to other clients. The Trustees considered the procedures of the Sub-Advisers designed to fulfill their fiduciary duties to advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Adviser and the Sub-Advisers in these matters. The Board and the Independent Trustees also received and considered information concerning procedures of the Sub-Advisers with respect to the execution of portfolio transactions.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the Agreements, including the fees payable to the Adviser and the Sub-Advisers, are fair and reasonable to the Funds and their shareholders given the scope and quality of the services provided to the Funds and such other considerations as the Trustees considered relevant in the exercise of their reasonable business judgment and that the continuation of the Agreements was in the best interests of the Funds and their shareholders. The Board and Independent Trustees unanimously approved the continuation of the Agreements.

72  Allianz Funds Annual Report  |  06.30.05

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Allianz Funds

Investment Adviser and Administrator	Allianz Global Investors Fund Management LLC (“AGIFM”), 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Cadence Capital Management LLC, Nicholas-Applegate Capital Management LLC, NFJ Investment Group L.P., Oppenheimer Capital LLC, PEA Capital LLC, RCM Capital Management LLC

Distributor	Allianz Global Investors Distributors LLC (“AGID”), 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For Allianz Funds account information contact your financial advisor, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com.

The Allianz Funds & PIMCO Funds Family

The Allianz Funds & PIMCO Funds offer access to the world-class investment firms of Allianz Global Investors—one of the world’s largest asset management companies, with more than $1 trillion under management (as of 12/31/04).

The Allianz Funds are managed by institutional equity managers, including the Allianz-owned investment firms NFJ Investment Group, Oppenheimer Capital, RCM, Nicholas-Applegate Capital Management and PEA Capital. The Allianz Funds represent a wide range of investment strategies, including growth and value, small-, mid- and large-cap, domestic and international portfolios.

The PIMCO Funds are managed by PIMCO, widely recognized as one of the premier bond managers in the world. The PIMCO Funds cover the fixed-income spectrum, and also include the innovative Real Return Strategy and equity-related funds. PIMCO Total Return Fund is the largest bond fund in the U.S.*

Allianz Funds		PIMCO Funds
Value Stock	International Stock	Short-Duration Bond	Tax-Exempt Bond

OCC Value	NACM Global	PIMCO Short-Term	PIMCO Short Duration Municipal Income

NFJ Large-Cap Value	RCM Global Small-Cap	PIMCO Low Duration	PIMCO Municipal Bond

NFJ Dividend Value	RCM International	PIMCO Floating Income	PIMCO California Intermediate

OCC Renaissance	Growth Equity	Core Bond	Municipal Bond

NACM Flex-Cap Value	NACM International	PIMCO Total Return	PIMCO California Municipal Bond

NFJ Small-Cap Value	NFJ International Value	Government/Mortgage Bond	PIMCO New York Municipal Bond

Blend Stock	NACM Pacific Rim	PIMCO GNMA	Real Return Strategy

OCC Core Equity	Sector-Related Stock	PIMCO Total Return Mortgage	PIMCO Real Return

PEA Growth & Income	RCM Global Healthcare	Credit Strategy	PIMCO CommodityRealReturn Strategy

CCM Capital Appreciation	RCM Biotechnology	PIMCO Diversified Income	PIMCO RealEstateRealReturn

CCM Mid-Cap	RCM Global Technology	PIMCO High Yield	Strategy

Growth Stock		PIMCO Investment Grade	Equity-Related

RCM Large-Cap Growth		Corporate Bond	PIMCO StocksPLUS

PEA Growth		International Bond	PIMCO StocksPLUS Total Return

NACM Growth		PIMCO Foreign Bond	PIMCO International StocksPLUS

RCM Targeted Core Growth		(U.S. Dollar-Hedged)	TR Strategy

RCM Mid-Cap		PIMCO Foreign Bond (Unhedged)	PIMCO Fundamental IndexPLUS TR

PEA Target		PIMCO Emerging Markets Bond	Asset Allocation (Tactical)

		PIMCO Developing Local Markets	PIMCO All Asset

PIMCO All Asset All Authority

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 888-877-4626. Please read the prospectus carefully before you invest or send money.

*	As of 6/30/05 according to SimFunds.

Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

AZ032AR_13126

Allianz Funds

Annual Report

JUNE 30, 2005

International/Sector Stock Funds

Share Class D	GLOBAL STOCK FUNDS NACM Global Fund RCM Global Small-Cap Fund INTERNATIONAL STOCK FUNDS NFJ International Value Fund NACM International Fund RCM International Growth Equity Fund	REGIONAL STOCK FUND NACM Pacific Rim Fund SECTOR-RELATED STOCK FUNDS RCM Global Healthcare Fund RCM Biotechnology Fund RCM Global Technology Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

2  Allianz Funds Annual Report  |  06.30.05

Letter to Shareholders

Dear Shareholders:

U.S. stocks produced moderate returns over the past year ended June 30, 2005, despite volatility stemming from concerns about rising oil prices and geopolitical unrest. Most of the market’s gains occurred in the fourth quarter of 2004, fueled in part by positive earnings news and improving productivity.

The broader stock market, as measured by the S&P 500 Index, was up 6.32% from July 1, 2004 through June 30, 2005. Value stocks far outperformed growth stocks, while the energy and utilities sectors produced particularly strong returns. International stocks also fared well, with the MSCI EAFE Index returning 14.12% during the reporting period. From quarter to quarter, however, many market segments in the U.S. and abroad experienced considerable swings, moving up one month and down the next.

The results over the past year serve yet again as a reminder of the importance of maintaining a well-diversified portfolio. Investors should keep their focus on the long term, with an asset allocation plan appropriate for their goals and risk tolerance. These tried-and-true principles can help investors weather short-term market volatility.

In other news, I am pleased to report that the NFJ International Value Fund and OCC Core Equity Fund are now available, having opened to investors in March 2005. These new equity funds are managed by NFJ Investment Group and Oppenheimer Capital, respectively, which are both Allianz-owned investment firms.

Finally, I would like to remind you that the PIMCO Funds Multi-Manager Series stock funds were collectively renamed the Allianz Funds on April 1st, as you can see in this report. Our company name also changed to Allianz Global Investors on the same date. Importantly, our entire mutual fund family, which includes both the Allianz Funds and PIMCO Funds (those managed by PIMCO), remains fully exchangeable and is accessible through your financial advisor as in the past.

Should you have any questions concerning this report, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit www.allianzinvestors.com.

As always, thank you for the trust you have placed in us.

Sincerely,

E. Blake Moore, Jr.

President

July 31, 2005

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 888-877-4626. Please read this prospectus carefully before you invest or send money.

Allianz Funds Annual Report  |  06.30.05  3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (D) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in (month/year): NACM Pacific Rim (7/02), RCM Global Small-Cap (3/99), RCM Global Technology (1/99), RCM International Growth Equity (3/99), NACM International (10/04) and NFJ International Value (3/05). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.allianzinvestors.com, 1-888-877-4626.

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-426-0107. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information about how the Funds voted proxies relating to portfolio securities held during the year, July 1, 2004 through June 30, 2005, is available without charge, upon request, by calling the Trust at 1-800-426-0107 and on the SEC’s Web site at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-426-0107 and on the SEC’s Web site at http://www.sec.gov.

4  Allianz Funds Annual Report  |  06.30.05

Important Information About the Funds (cont.)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 01/01/05 to 06/30/05.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled” Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Allianz Funds Annual Report  |  06.30.05  5

A GLOBAL STOCK FUND

NACM Global Fund

•	NACM Global Fund seeks long-term capital appreciation by investing primarily in the stocks of companies that, in the opinion of the portfolio managers, are leaders in their respective industries or emerging new players with an established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•	The Fund’s Class D Shares gained 12.86% for the twelve months ended June 30, 2005. This result outperformed the Fund’s benchmark, the MSCI All Country World Free Index, which rose 11.71% during the same time.

•	Global stock markets performed well during the one-year period, largely due to gains in the fourth quarter of 2004. Emerging market equities (MSCI Emerging Markets Free Index) generated the best returns, rising 34.89%. Stocks in non-U.S. developed markets (MSCI EAFE Index) increased 14.12%, and U.S. equities (S&P 500 Index) advanced 6.32%.

•	Stock selection in the United States and the information technology and healthcare sectors drove the Fund’s strong results versus its benchmark. Top-performing positions included U.S. companies Autodesk, a provider of CAD/CAE software development and applications, and Allscripts, a provider of clinical software solutions. Autodesk reported better-than-expected earnings following the reorganization of its sales force and market share gains resulting from more frequent product launches. Allscripts benefited from the trend toward electronic medical records and electronic methods of drug prescription.

•	While the Fund outperformed its benchmark, there were areas of relative weakness. For example, stock selection was unfavorable in the United Kingdom and the financials sector. American International Group, a life insurance and financial services firm, was a major detractor. The company faced a number of challenges during the period, including the departure of its CEO.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (07/19/02)
NACM Global Class D	12.86%	—	—	20.45%
MSCI All Country World Free Index	11.71%	—	—	—
Lipper Global Multi-Cap Growth Fund Average	10.62%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,017.10	$1,017.21
Expenses Paid During Period	$7.65	$7.65

Expenses are equal to the expense ratio for the class 1.53% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NACM Global Fund D	MSCI All Country World Free Index
7/31/2002	10,000	10,000
8/31/2002	10,122	10,026
9/30/2002	9,372	8,926
10/31/2002	10,009	9,583
11/30/2002	10,600	10,107
12/31/2002	9,776	9,625
1/31/2003	9,550	9,344
2/28/2003	9,306	9,181
3/31/2003	9,315	9,146
4/30/2003	10,020	9,962
5/31/2003	10,763	10,542
6/30/2003	11,017	10,745
7/31/2003	11,515	10,983
8/31/2003	12,163	11,243
9/30/2003	12,107	11,315
10/31/2003	12,831	12,002
11/30/2003	12,907	12,186
12/31/2003	13,494	12,959
1/31/2004	13,888	13,180
2/29/2004	14,241	13,424
3/31/2004	14,433	13,353
4/30/2004	13,827	13,046
5/31/2004	13,928	13,155
6/30/2004	14,372	13,421
7/31/2004	13,687	12,996
8/31/2004	13,677	13,080
9/30/2004	14,131	13,356
10/31/2004	14,475	13,686
11/30/2004	15,625	14,437
12/31/2004	15,949	15,000
1/31/2005	15,591	14,685
2/28/2005	16,253	15,201
3/31/2005	15,853	14,872
4/30/2005	15,380	14,553
5/31/2005	15,916	14,835
6/30/2005	16,220	14,992

Country Allocation *

United States	52.0%
Japan	6.8%
United Kingdom	6.2%
Germany	5.0%
Switzerland	4.2%
France	2.9%
Netherlands	2.6%
Thailand	2.1%
Other	18.2%

*	% of total investments as of June 30, 2005

6  Allianz Funds Annual Report  |  06.30.05

AN INTERNATIONAL STOCK FUND

NACM International Fund

•	NACM International Fund seeks maximum long-term capital appreciation by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index.

•	The Fund’s Class D Shares rose 19.20% for the twelve months ended June 30, 2005. This result outperformed the MSCI EAFE Index, which gained 14.12% over the same period.

•	During the one-year period, stock prices climbed substantially higher in developed non-U.S. countries, with gains concentrated in the fourth quarter of 2004. European stocks (MSCI Europe Index) advanced 17.41%, outpacing markets in the Pacific region (MSCI Pacific Index), which rose 6.98%.

•	Positive stock selection was the key to the Fund’s strong performance versus its benchmark. Stock selection was especially favorable in Japan and the industrials and financials sectors. Top performers included Cosmo Oil, a Japanese oil importer and refiner, and Vallourec, a French producer of steel tubing. Cosmo Oil experienced margin improvement and gains on the valuation of its inventory amid rising oil prices. Vallourec advanced on strong sales and an improving outlook for 2005, driven in part by robust demand from energy-related companies.

•	Despite the Fund’s strong performance versus the benchmark, there were a few areas of relative weakness. Among them were modestly unfavorable stock selection in Switzerland and the telecommunications services sector. For example, Converium, a global reinsurance company based in Switzerland, underperformed as the need to strengthen its reserves led to a significant operating loss.

•	Country and sector weightings versus the Index had minimal effect on relative results given the Fund’s risk-controlled investment style.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (05/07/01)
NACM International Class D	19.20%	—	—	9.15%
MSCI EAFE Index	14.12%	—	—	—
Lipper International Multi-Cap Core Fund Average	13.72%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$999.40	$1,017.31
Expenses Paid During Period	$7.49	$7.55

Expenses are equal to the expense ratio for the class 1.51% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NACM International D	MSCI EAFE Index
5/31/2001	10,000	10,000
6/30/2001	9,690	9,595
7/31/2001	9,421	9,421
8/31/2001	9,339	9,185
9/30/2001	8,419	8,256
10/31/2001	8,752	8,468
11/30/2001	9,126	8,780
12/31/2001	9,126	8,833
1/31/2002	8,749	8,364
2/28/2002	8,781	8,423
3/31/2002	9,248	8,924
4/30/2002	9,386	8,948
5/31/2002	9,647	9,069
6/30/2002	9,303	8,712
7/31/2002	8,452	7,853
8/31/2002	8,426	7,837
9/30/2002	7,534	6,998
10/31/2002	7,885	7,374
11/30/2002	8,376	7,710
12/31/2002	8,045	7,452
1/31/2003	7,773	7,141
2/28/2003	7,591	6,977
3/31/2003	7,409	6,845
4/30/2003	8,241	7,524
5/31/2003	8,876	7,987
6/30/2003	9,049	8,185
7/31/2003	9,272	8,384
8/31/2003	9,378	8,588
9/30/2003	9,659	8,854
10/31/2003	10,195	9,407
11/30/2003	10,500	9,617
12/31/2003	11,470	10,369
1/31/2004	11,714	10,517
2/29/2004	11,983	10,762
3/31/2004	12,329	10,826
4/30/2004	11,906	10,590
5/31/2004	11,914	10,623
6/30/2004	12,268	10,874
7/31/2004	11,981	10,523
8/31/2004	12,292	10,571
9/30/2004	12,874	10,849
10/31/2004	13,254	11,220
11/30/2004	14,086	11,990
12/31/2004	14,632	12,516
1/31/2005	14,381	12,287
2/28/2005	15,154	12,820
3/31/2005	14,732	12,504
4/30/2005	14,416	12,224
5/31/2005	14,327	12,242
6/30/2005	14,624	12,410

Country Allocation *

Japan	27.7%
United Kingdom	19.5%
France	10.7%
Switzerland	7.7%
Germany	7.1%
Sweden	6.0%
Belgium	3.2%
Austria	2.7%
Spain	2.4%
Finland	2.0%
Hong Kong	2.0%
Other	9.0%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  7

A REGIONAL STOCK FUND

NACM Pacific Rim Fund

•	NACM Pacific Rim Fund seeks long-term growth of capital by investing primarily in the equity securities of companies that are tied economically to countries within the Pacific Rim. The Fund invests in both developed and emerging market countries.

•	The Fund’s Class D Shares advanced 9.49% for the twelve months ended June 30, 2005. This result outperformed the Fund’s benchmark, the MSCI Pacific Index, which returned 6.98% over the same period.

•	During the year, developed countries in the Pacific Rim turned in solid equity performance due to strong gains in the fourth quarter of 2004. Australia (MSCI Australia Index) was the top-performing market, rising 33.31%. Japan (MSCI Japan Index) was the worst performer, declining -2.54%.

•	The Fund’s holdings in emerging Asian countries–countries that are not in its benchmark–helped relative performance. Robust economic growth throughout the region, including China and Taiwan, provided a tailwind for stocks in these markets. An underweight in Japan was also favorable as generally weak economic indicators dampened investor enthusiasm for Japanese equities.

•	Stock selection was another source of relative strength, particularly in Australia, Hong Kong and the consumer discretionary and information technology sectors. One of the best-performing positions was Dickson Concepts, a luxury-goods retailer based in Hong Kong, which benefited from the inflow of mainland Chinese money into the Hong Kong retail market.

•	While the Fund outperformed, there were pockets of relative weakness, such as stock selection in the health care sector and an underweight in Australia. Australian equities outperformed on strong demand from China for the country’s natural resources, such as coal and copper.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (12/31/97)
NACM Pacific Rim Class D	9.49%	0.94%	—	10.63%
MSCI Pacific Index	6.98%	-2.83%	—	—
Lipper Pacific Region Fund Average	10.99%	-0.08%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$990.10	$1,015.42
Expenses Paid During Period	$9.33	$9.44

Expenses are equal to the expense ratio for the class 1.89% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NACM Pacific Rim Fund D	MSCI Pacific Index
12/31/1997	10,000	10,000
1/31/1998	10,076	10,544
2/28/1998	10,336	10,924
3/31/1998	10,116	10,323
4/30/1998	9,632	10,120
5/31/1998	8,279	9,435
6/30/1998	7,725	9,418
7/31/1998	7,873	9,255
8/31/1998	7,105	8,162
9/30/1998	7,661	8,137
10/31/1998	8,296	9,548
11/30/1998	8,986	9,988
12/31/1998	9,301	10,268
1/31/1999	9,481	10,344
2/28/1999	9,127	10,143
3/31/1999	9,800	11,423
4/30/1999	11,347	12,189
5/31/1999	11,676	11,465
6/30/1999	14,112	12,522
7/31/1999	15,266	13,477
8/31/1999	15,744	13,342
9/30/1999	16,072	13,960
10/31/1999	16,478	14,502
11/30/1999	19,265	15,224
12/31/1999	22,449	16,221
1/31/2000	22,133	15,441
2/29/2000	25,342	15,104
3/31/2000	23,114	16,154
4/30/2000	20,072	15,033
5/31/2000	18,758	14,161
6/30/2000	20,348	15,255
7/31/2000	17,937	13,805
8/31/2000	21,203	14,558
9/30/2000	19,055	13,793
10/31/2000	18,143	13,002
11/30/2000	17,669	12,552
12/31/2000	16,436	12,060
1/31/2001	16,725	12,024
2/28/2001	15,812	11,513
3/31/2001	14,624	10,972
4/30/2001	15,357	11,695
5/31/2001	16,048	11,652
6/30/2001	15,599	11,096
7/31/2001	14,750	10,376
8/31/2001	14,028	10,132
9/30/2001	12,611	9,075
10/31/2001	13,005	9,172
11/30/2001	13,695	9,437
12/31/2001	13,521	9,020
1/31/2002	13,705	8,520
2/28/2002	14,352	8,749
3/31/2002	15,165	9,386
4/30/2002	15,622	9,643
5/31/2002	16,245	10,150
6/30/2002	15,337	9,622
7/31/2002	14,472	8,974
8/31/2002	14,029	8,911
9/30/2002	13,037	8,474
10/31/2002	12,573	8,137
11/30/2002	13,185	8,434
12/31/2002	12,553	8,206
1/31/2003	12,194	7,978
2/28/2003	11,856	7,986
3/31/2003	11,181	7,751
4/30/2003	11,139	7,823
5/31/2003	12,236	8,208
6/30/2003	13,249	8,731
7/31/2003	14,199	9,029
8/31/2003	15,402	9,838
9/30/2003	15,739	10,384
10/31/2003	17,448	10,926
11/30/2003	16,815	10,673
12/31/2003	17,869	11,405
1/31/2004	18,945	11,634
2/29/2004	19,367	11,731
3/31/2004	20,401	12,866
4/30/2004	19,536	12,175
5/31/2004	19,009	11,864
6/30/2004	19,473	12,354
7/31/2004	18,164	11,821
8/31/2004	18,629	11,977
9/30/2004	18,713	11,932
10/31/2004	19,093	12,285
11/30/2004	20,485	12,986
12/31/2004	21,534	13,604
1/31/2005	21,447	13,361
2/28/2005	22,132	13,730
3/31/2005	21,233	13,395
4/30/2005	20,934	13,139
5/31/2005	20,976	13,052
6/30/2005	21,317	13,215

Country Allocation *

Japan	38.8%
Taiwan	10.1%
South Korea	9.5%
Hong Kong	8.9%
Australia	6.2%
United States	6.2%
Thailand	3.7%
China	3.4%
Other	13.2%

*	% of total investments as of June 30, 2005

8  Allianz Funds Annual Report  |  06.30.05

AN INTERNATIONAL STOCK FUND

NFJ International Value Fund

•	NFJ International Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in the common stocks of non-U.S. companies with market capitalizations of more than $1 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

•	The Fund’s Class D Shares returned 26.63% for the year ended June 30, 2005. This return exceeded the 16.96% return of the Fund’s benchmark, the MSCI All Country World Free Ex US Index.

•	The international stock market delivered solid returns for the fiscal year, outperforming the U.S. market. The majority of the market’s gains occurred in the last two quarters of 2004, with many international stocks posting negative results for the first six months of 2005. International value stocks outperformed the overall market during the period.

•	The Fund delivered strong relative performance, in part due to overweight exposure and stock selection in the energy sector. Energy was one of the top performing industries for the fiscal year, buoyed by rising oil prices. Top performers for the Fund in this area included Canadian Natural Resources and Norsk Hydro.

•	Relative performance was also helped by overweight exposure and strong stock selection in utilities. Utilities in general posted good returns for the period. Standouts for the Fund in this area included Korea Electric Power and Companhia de Saneamento Basico do Estado de Sao Paulo.

•	While the Fund outperformed the Index, there were some areas of relative weakness, including overweight exposure to the materials sector.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (01/31/03)
NFJ International Value Class D	26.63%	—	—	34.53%
MSCI All Country World Free Ex US Index	16.96%	—	—	—
Lipper International Multi-Cap Value Fund Average	14.30%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (04/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,016.10	$1,008.90
Expenses Paid During Period	$3.18	$3.17

Expenses are equal to the expense ratio for the class 1.31% for Class D, multiplied by the average account value over the period, multiplied by 88/365 (to reflect the period since the shares commenced operation on 03/31/05).

Change in Value  For periods ended 06/30/05

	NFJ International D	MSCI All Country World Free ex US Index
02/28/2003	10,000	10,000
03/31/2003	9,820	9,815
04/30/2003	10,773	10,768
05/31/2003	11,506	11,445
06/30/2003	11,859	11,730
07/31/2003	12,232	12,001
08/31/2003	12,792	12,313
09/30/2003	12,975	12,685
10/31/2003	13,987	13,481
11/30/2003	14,580	13,788
12/31/2003	16,047	14,847
01/31/2004	16,007	15,055
02/29/2004	16,770	15,404
03/31/2004	16,658	15,487
04/30/2004	15,803	15,094
05/31/2004	16,115	15,153
06/30/2004	16,788	15,534
07/31/2004	16,509	15,064
08/31/2004	16,823	15,130
09/30/2004	17,945	15,573
10/31/2004	18,306	16,134
11/30/2004	20,076	17,212
12/31/2004	20,703	17,940
01/31/2005	20,450	17,588
02/28/2005	22,127	18,374
03/31/2005	20,923	17,965
04/30/2005	20,126	17,526
05/31/2005	20,663	17,575
06/30/2005	21,261	17,871

Country Allocation *

United States	22.8%
Brazil	10.4%
United Kingdom	9.4%
South Korea	8.8%
Canada	8.4%
China	7.2%
Mexico	6.3%
Netherlands	6.0%
Bermuda	3.0%
Other	17.7%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  9

A SECTOR-RELATED STOCK FUND

RCM Biotechnology Fund

•	RCM Biotechnology Fund seeks long-term capital appreciation by investing at least 80% of its assets in common stocks of companies in the biotechnology industry.

•	The Fund’s Class D Shares returned -4.21% for the year ended June 30, 2005. This performance trailed the 6.32% return of the S&P 500 Index but exceeded the -9.08% return of the NASDAQ Biotechnology Index.

•	The U.S. stock market delivered moderate returns for the fiscal year, largely due to gains in the fourth quarter of 2004. Changing investor sentiment led to increased volatility, with smaller-cap, higher beta stocks outperforming one month and value stocks outperforming the next. In this environment biotechnology stocks trailed the broad market.

•	While the Fund delivered negative absolute returns, it outperformed the NASDAQ Biotechnology Index. This strong relative performance was due in part to stock selection in medical specialties. Standouts in this area included Affynetrix, a manufacturer of biomedical technology that is targeted at acquiring and analyzing genetic data.

•	Stock selection in research and development services also benefited the Fund’s relative performance. Rigel Pharmaceuticals was a top performer in this area.

•	The Fund’s relative performance was hurt primarily by its exposure to two biopharmaceutical stocks: Biogen-IDEC and Elan. Biogen-IDEC and Elan were involved in a joint venture to produce a new drug for the treatment of multiple sclerosis, Tysabri. Analysts and investors were optimistic about the drug and its potential for earnings growth, but the companies were forced to pull the drug after several patients died. The net result was that Elan’s stock fell 71% and Biogen-IDEC fell 46% over the year.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (12/30/97)
RCM Biotechnology Class D	-4.21%	-6.67%	—	16.09%
S&P 500 Index	6.32%	-2.37%	—	—
NASDAQ Biotechnology Index	-9.08%	-10.72%	—	—
AMEX Biotechnology Index	8.15%	-2.60%	—	—
80% NASDAQ Biotech Index/20% MSCI World Pharm & Biotech Index	-6.02%	-7.93%	—	—
Lipper Health/Biotechnology Fund Average	3.81%	0.08%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. The Fund’s portfolio manager considers the NASDAQ Biotechnology Index, the AMEX Biotechnology Index and the 80% NASDAQ Biotech/20% MSCI World Pharm & Biotech Index to be the Fund’s performance benchmarks. Comparisons to the S&P 500 Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$923.10	$1,017.01
Expenses Paid During Period	$7.49	$7.85

Expenses are equal to the expense ratio for the class 1.57% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	RCM Biotechnology D	S&P 500 Index	NASDAQ Biotech Index	AMEX Biotech Index
12/31/1997	10,000	10,000	10,000	10,000
1/31/1998	10,260	10,111	9,966	9,693
2/28/1998	10,490	10,840	10,391	9,894
3/31/1998	10,589	11,395	11,168	10,746
4/30/1998	10,470	11,510	10,916	10,783
5/31/1998	10,349	11,312	10,536	9,928
6/30/1998	10,030	11,771	10,467	9,039
7/31/1998	10,110	11,646	10,784	8,494
8/31/1998	7,930	9,962	8,414	6,434
9/30/1998	9,110	10,600	10,510	8,580
10/31/1998	9,880	11,462	11,387	10,102
11/30/1998	10,560	12,157	11,782	10,072
12/31/1998	11,775	12,858	14,431	11,396
1/31/1999	12,383	13,395	15,907	12,095
2/28/1999	11,776	12,979	14,975	10,884
3/31/1999	11,519	13,498	16,443	11,509
4/30/1999	11,262	14,021	15,001	11,766
5/31/1999	11,437	13,690	16,156	12,381
6/30/1999	12,796	14,450	16,739	13,195
7/31/1999	13,290	13,999	18,903	15,421
8/31/1999	15,050	13,929	20,739	16,549
9/30/1999	15,050	13,548	19,453	15,561
10/31/1999	15,606	14,405	19,784	16,177
11/30/1999	17,418	14,698	22,344	17,736
12/31/1999	24,895	15,564	29,105	24,098
1/31/2000	30,093	14,782	33,529	26,682
2/29/2000	50,662	14,502	48,731	43,184
3/31/2000	33,964	15,920	36,183	30,778
4/30/2000	32,534	15,441	31,446	30,002
5/31/2000	30,406	15,125	30,569	28,871
6/30/2000	43,241	15,497	40,162	39,663
7/31/2000	41,883	15,255	37,085	36,414
8/31/2000	51,742	16,203	44,988	47,612
9/30/2000	54,764	15,347	43,409	47,393
10/31/2000	49,627	15,282	39,876	45,203
11/30/2000	41,161	14,077	34,616	35,738
12/31/2000	45,293	14,146	35,793	39,058
1/31/2001	42,082	14,648	34,411	38,495
2/28/2001	36,902	13,313	31,762	36,455
3/31/2001	29,654	12,469	25,301	28,956
4/30/2001	35,158	13,438	30,101	34,979
5/31/2001	37,622	13,528	32,599	37,099
6/30/2001	37,088	13,199	33,447	37,666
7/31/2001	32,619	13,069	28,674	32,619
8/31/2001	31,921	12,251	28,969	32,857
9/30/2001	27,739	11,262	24,505	27,738
10/31/2001	31,762	11,476	28,497	33,788
11/30/2001	34,985	12,357	31,219	37,254
12/31/2001	34,114	12,465	29,982	35,749
1/31/2002	30,007	12,283	25,734	30,787
2/28/2002	28,564	12,046	24,584	29,504
3/31/2002	28,938	12,499	25,498	30,805
4/30/2002	24,817	11,742	21,490	26,874
5/31/2002	23,025	11,655	19,132	24,936
6/30/2002	19,875	10,825	16,827	21,480
7/31/2002	20,474	9,981	16,936	22,470
8/31/2002	19,464	10,047	16,144	21,324
9/30/2002	18,991	8,955	15,340	19,702
10/31/2002	20,959	9,743	16,874	21,286
11/30/2002	21,755	10,316	18,408	22,733
12/31/2002	20,485	9,710	16,394	20,821
1/31/2003	20,409	9,456	16,040	20,834
2/28/2003	19,874	9,314	15,817	19,732
3/31/2003	20,834	9,404	16,899	20,519
4/30/2003	22,740	10,179	18,943	22,977
5/31/2003	26,327	10,715	22,533	27,664
6/30/2003	26,450	10,852	22,179	26,577
7/31/2003	28,468	11,043	24,178	28,531
8/31/2003	28,406	11,259	24,444	27,966
9/30/2003	28,020	11,139	23,771	27,915
10/31/2003	27,546	11,769	23,598	28,747
11/30/2003	27,620	11,873	22,939	28,351
12/31/2003	28,678	12,496	23,889	30,173
1/31/2004	30,224	12,725	25,559	31,733
2/29/2004	31,122	12,902	25,728	33,634
3/31/2004	31,358	12,707	25,668	32,410
4/30/2004	33,089	12,508	25,790	32,209
5/31/2004	32,530	12,679	25,161	31,587
6/30/2004	31,970	12,926	25,050	32,140
7/31/2004	29,080	12,498	22,668	29,698
8/31/2004	29,865	12,549	22,820	30,520
9/30/2004	31,622	12,685	23,575	32,284
10/31/2004	30,414	12,878	22,934	31,729
11/30/2004	31,323	13,399	23,729	31,938
12/31/2004	33,177	13,855	25,355	33,516
1/31/2005	31,323	13,518	23,927	32,306
2/28/2005	28,682	13,802	22,901	30,668
3/31/2005	26,953	13,558	21,463	30,352
4/30/2005	27,713	13,301	21,336	31,351
5/31/2005	29,456	13,724	22,373	33,912
6/30/2005	30,625	13,743	22,776	34,760

Sector Breakdown *

Healthcare	74.3%
Short-Term Instruments	25.7%

*	% of total investments as of June 30, 2005

10  Allianz Funds Annual Report  |  06.30.05

A SECTOR-RELATED STOCK FUND

RCM Global Healthcare Fund

•	RCM Global Healthcare Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of companies in the healthcare industry.

•	The Fund’s Class D Shares returned 1.88% for the year ended June 30, 2005. This return trailed the 7.39% return of the MSCI World Healthcare Index and the 10.59% return of the MSCI World Index.

•	The broad global stock market delivered moderate returns for the fiscal year, outperforming the U.S. market. Much of the year’s gains can be traced to the last six months of 2004, with the market posting disappointing results thus far in 2005. Global healthcare trailed the broader market over this period.

•	The Fund’s relative performance was heavily influenced by its exposure to biopharmaceuticals. In particular the performance was hurt by two stocks: Biogen-IDEC and Elan. Biogen-IDEC and Elan were involved in a joint venture to produce a new drug for the treatment of multiple sclerosis, Tysabri. Analysts and investors were optimistic about the drug and its potential for earnings growth, but the companies were forced to pull the drug after several patients died. The net result was that Elan’s stock fell 72% and Biogen-IDEC fell 46% over the year.

•	Relative performance was also hurt over the reporting period by its allocation and holdings in the hospital supply area. For example, Cooper Companies saw its stock price decline over the period.

•	The Fund’s overweight in managed care stocks helped relative performance. Names such as Pacificare contributed to returns. Pacificare’s stock rose dramatically on an announced takeover by UnitedHealth.

Average Annual Total Return   For periods ended 06/30/05

	1 year	5 year	10 year	Inception (12/31/96)
RCM Global Healthcare Class D	1.88%	-0.02%	—	14.84%
MSCI World Index	10.59%	-1.76%	—	—
MSCI World Healthcare Index	7.39%	0.30%	—	—
Lipper Health/Biotechnology Fund Average	3.81%	0.08%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. The Fund’s portfolio manager considers the MSCI World Healthcare Index to be the Fund’s performance benchmark. Comparisons to the MSCI World Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$968.00	$1,017.01
Expenses Paid During Period	$7.66	$7.85

Expenses are equal to the expense ratio for the class 1.57% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	RCM Global Healthcare D	MSCI World Index	MSCI World Healthcare Index
12/31/1996	10,000	10,000	10,000
1/31/1997	10,700	10,119	10,715
2/28/1997	10,650	10,233	10,926
3/31/1997	9,910	10,029	10,658
4/30/1997	10,049	10,355	11,326
5/31/1997	11,140	10,991	11,920
6/30/1997	11,660	11,538	13,007
7/31/1997	11,990	12,067	13,320
8/31/1997	11,790	11,258	12,138
9/30/1997	13,110	11,868	12,936
10/31/1997	12,909	11,241	12,880
11/30/1997	13,110	11,438	13,244
12/31/1997	12,999	11,575	13,758
1/31/1998	13,189	11,896	14,822
2/28/1998	14,060	12,699	15,647
3/31/1998	14,584	13,233	15,834
4/30/1998	14,896	13,360	15,963
5/31/1998	14,260	13,191	15,622
6/30/1998	14,293	13,502	16,425
7/31/1998	14,214	13,478	16,443
8/31/1998	12,240	11,678	15,090
9/30/1998	13,657	11,883	16,175
10/31/1998	14,003	12,955	17,116
11/30/1998	15,108	13,723	17,997
12/31/1998	16,322	14,391	18,818
1/31/1999	16,481	14,705	18,679
2/28/1999	16,056	14,312	18,554
3/31/1999	15,813	14,906	18,854
4/30/1999	15,059	15,492	17,612
5/31/1999	14,937	14,923	17,200
6/30/1999	15,873	15,617	17,588
7/31/1999	15,777	15,569	16,966
8/31/1999	16,117	15,539	17,504
9/30/1999	15,071	15,387	16,758
10/31/1999	16,057	16,184	18,241
11/30/1999	17,335	16,637	18,226
12/31/1999	21,014	17,982	16,920
1/31/2000	24,185	16,949	17,001
2/29/2000	34,538	16,993	15,809
3/31/2000	26,045	18,166	17,063
4/30/2000	25,618	17,396	17,842
5/31/2000	25,234	16,954	18,371
6/30/2000	32,445	17,522	19,780
7/31/2000	31,913	17,026	18,978
8/31/2000	36,809	17,578	18,965
9/30/2000	38,550	16,641	19,822
10/31/2000	36,410	16,360	20,064
11/30/2000	33,902	15,365	20,921
12/31/2000	36,431	15,611	21,480
1/31/2001	33,899	15,912	19,750
2/28/2001	31,929	14,566	19,831
3/31/2001	27,529	13,606	18,552
4/30/2001	30,640	14,609	18,916
5/31/2001	32,448	14,419	19,090
6/30/2001	31,945	13,965	18,506
7/31/2001	30,849	13,777	19,233
8/31/2001	30,183	13,115	18,562
9/30/2001	28,523	11,958	18,909
10/31/2001	29,632	12,186	18,671
11/30/2001	31,010	12,905	19,124
12/31/2001	31,401	12,985	18,690
1/31/2002	29,888	12,593	18,253
2/28/2002	29,397	12,486	18,558
3/31/2002	30,071	13,041	18,628
4/30/2002	28,020	12,603	17,932
5/31/2002	27,025	12,631	17,517
6/30/2002	24,869	11,867	16,354
7/31/2002	23,521	10,868	15,587
8/31/2002	23,643	10,891	15,603
9/30/2002	22,877	9,695	14,756
10/31/2002	23,504	10,412	15,570
11/30/2002	23,595	10,976	15,881
12/31/2002	23,060	10,446	15,484
1/31/2003	23,396	10,130	15,299
2/28/2003	23,120	9,957	14,895
3/31/2003	24,038	9,930	15,334
4/30/2003	24,957	10,817	16,181
5/31/2003	27,083	11,440	16,653
6/30/2003	28,521	11,642	17,161
7/31/2003	28,812	11,881	16,958
8/31/2003	27,847	12,140	16,446
9/30/2003	27,830	12,217	16,818
10/31/2003	28,197	12,943	17,082
11/30/2003	28,902	13,144	17,516
12/31/2003	29,714	13,972	18,204
1/31/2004	30,832	14,200	18,519
2/29/2004	31,704	14,443	18,682
3/31/2004	31,856	14,353	18,131
4/30/2004	32,286	14,068	18,706
5/31/2004	32,135	14,194	18,784
6/30/2004	31,813	14,502	18,700
7/31/2004	30,099	14,032	18,000
8/31/2004	30,679	14,100	18,321
9/30/2004	30,833	14,370	18,209
10/31/2004	30,679	14,725	18,007
11/30/2004	31,427	15,506	18,358
12/31/2004	33,476	16,103	19,370
1/31/2005	32,465	15,744	18,686
2/28/2005	31,530	16,249	19,338
3/31/2005	30,919	15,942	19,268
4/30/2005	32,004	15,604	20,074
5/31/2005	32,538	15,893	20,267
6/30/2005	32,402	16,037	20,082

Sector Breakdown *

Healthcare	90.1%
Short-Term Instruments	7.4%
Other	2.5%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  11

A GLOBAL STOCK FUND

RCM Global Small-Cap Fund

•	RCM Global Small-Cap Fund seeks long-term capital appreciation by investing at least 80% of its assets in small-cap companies. The Fund will ordinarily invest in companies organized or headquartered in at least three different countries.

•	The Fund’s Class D Shares returned 14.53% for the year ended June 30, 2005. This return trailed the 15.59% return of the Fund’s benchmark, the MSCI World Small-Cap Index.

•	The global stock market delivered moderate returns for the fiscal year, outperforming the U.S. market. Much of the year’s gains can be traced to the last quarter of 2004, with the market posting negative returns thus far in 2005 due to the rebound of the U.S. dollar. Global small-caps excelled during this period, outperforming the broader market.

•	The Fund delivered strong absolute performance for the fiscal year but trailed its benchmark. The relative performance can be attributed in part to underweight exposure to the strongly performing real estate and utilities industries. Disappointing stock selection in the internet software industry also hurt relative returns.

•	Relative performance was helped over the period by strong stock selection in the retail and media industries. Standout performers in this area included international television broadcasting company–Central European Media Enterprises, and Cortefile S.A., a retailer headquartered in Spain.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (12/31/96)
RCM Global Small-Cap Fund Class D	14.53%	-2.02%	—	14.55%
MSCI World Small-Cap Index	15.59%	9.67%	—	—
Lipper Global Small/Mid-Cap Growth Fund Average	16.69%	-1.41%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,021.40	$1,015.77
Expenses Paid During Period	$9.12	$9.10

Expenses are equal to the expense ratio for the class 1.82% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	RCM Global Small-Cap D	MSCI World Small-Cap Index
12/31/1996	10,000	10,000
1/31/1997	10,288	10,061
2/28/1997	10,006	10,043
3/31/1997	9,404	9,608
4/30/1997	9,332	9,402
5/31/1997	10,719	10,309
6/30/1997	11,736	10,627
7/31/1997	12,263	10,768
8/31/1997	12,300	10,491
9/30/1997	13,236	10,757
10/31/1997	12,415	10,193
11/30/1997	12,383	9,723
12/31/1997	12,518	9,431
1/31/1998	12,417	9,613
2/28/1998	13,794	10,449
3/31/1998	15,035	10,739
4/30/1998	15,667	10,810
5/31/1998	15,350	10,536
6/30/1998	15,745	10,270
7/31/1998	15,485	9,784
8/31/1998	12,166	8,160
9/30/1998	12,064	8,143
10/31/1998	12,674	8,717
11/30/1998	14,107	9,183
12/31/1998	14,929	9,376
1/31/1999	15,059	9,383
2/28/1999	14,007	8,960
3/31/1999	14,332	9,284
4/30/1999	15,019	9,990
5/31/1999	15,007	9,869
6/30/1999	17,059	10,413
7/31/1999	17,373	10,664
8/31/1999	17,927	10,704
9/30/1999	18,483	10,673
10/31/1999	19,629	10,538
11/30/1999	25,335	10,986
12/31/1999	30,452	11,756
1/31/2000	31,798	11,847
2/29/2000	38,775	13,278
3/31/2000	37,325	12,784
4/30/2000	32,622	11,867
5/31/2000	29,330	11,639
6/30/2000	35,117	12,498
7/31/2000	31,223	11,923
8/31/2000	34,673	12,740
9/30/2000	33,445	12,322
10/31/2000	29,251	11,731
11/30/2000	24,562	11,155
12/31/2000	26,240	11,568
1/31/2001	26,946	11,998
2/28/2001	23,755	11,651
3/31/2001	21,328	11,014
4/30/2001	23,219	11,887
5/31/2001	23,614	12,023
6/30/2001	22,781	11,996
7/31/2001	21,284	11,599
8/31/2001	19,745	11,576
9/30/2001	16,754	10,062
10/31/2001	17,727	10,736
11/30/2001	18,984	11,413
12/31/2001	19,633	11,709
1/31/2002	18,828	11,469
2/28/2002	18,263	11,371
3/31/2002	19,646	12,262
4/30/2002	19,970	12,461
5/31/2002	19,758	12,429
6/30/2002	18,601	11,787
7/31/2002	16,766	10,507
8/31/2002	16,964	10,458
9/30/2002	15,935	9,670
10/31/2002	16,330	9,788
11/30/2002	17,035	10,341
12/31/2002	16,160	9,871
1/31/2003	15,807	9,697
2/28/2003	15,567	9,529
3/31/2003	15,623	9,553
4/30/2003	16,851	10,541
5/31/2003	18,361	11,644
6/30/2003	19,108	12,025
7/31/2003	20,067	12,508
8/31/2003	21,562	13,292
9/30/2003	22,155	13,542
10/31/2003	24,342	14,738
11/30/2003	24,469	15,003
12/31/2003	25,357	15,635
1/31/2004	26,331	16,307
2/29/2004	26,655	16,645
3/31/2004	27,289	17,118
4/30/2004	26,683	16,342
5/31/2004	26,443	16,419
6/30/2004	27,686	17,151
7/31/2004	26,457	16,270
8/31/2004	26,118	16,251
9/30/2004	27,374	16,849
10/31/2004	27,867	17,343
11/30/2004	29,787	18,728
12/31/2004	31,044	19,501
1/31/2005	30,721	19,255
2/28/2005	31,919	19,880
3/31/2005	30,946	19,429
4/30/2005	29,705	18,669
5/31/2005	30,762	19,254
6/30/2005	31,707	19,826

Country Allocation *

United States	47.9%
Japan	9.3%
United Kingdom	6.8%
Germany	4.5%
Switzerland	4.0%
Austria	3.5%
France	2.9%
Netherlands	2.6%
Other	18.5%

*	% of total investments as of June 30, 2005

12  Allianz Funds Annual Report  |  06.30.05

A SECTOR-RELATED STOCK FUND

RCM Global Technology Fund

•	RCM Global Technology Fund seeks long-term capital appreciation by investing at least 80% of its assets in technology companies. Normally, the Fund invests in at least three different countries, with up to 50% of the assets invested in non-U.S. issuers.

•	The Fund’s Class D Shares returned 3.29% for the year ended June 30, 2005. This return exceeded the 0.46% return of the Fund’s broad benchmark, the NASDAQ Composite Index, as well as the -5.86% return of the Fund’s sector benchmark, the Goldman Sachs Technology Index.

•	The global stock market delivered moderate returns for the fiscal year, outperforming the U.S. market. Much of the year’s gains can be traced to the last six months of 2004, with the market producing disappointing returns thus far in 2005. Technology struggled in this environment, significantly trailing the broader market.

•	Strong stock selection in semiconductors helped the Fund’s relative performance over the reporting period. In particular, the Fund saw positive contributions from its investment in Marvell Technology, Broadcom, and Taiwan Semiconductor.

•	Stock selection was also strong for the Fund in the communications equipment sector. Standouts for the Fund included Comverse Technology and Corning.

•	While the Fund delivered strong relative returns, there were some areas of weakness compared to the Index. For example, poor stock selection in software hurt relative performance. In particular, the Fund’s investment in Veritas Software delivered disappointing results and was sold from the portfolio.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (12/27/95)
RCM Global Technology Class D	3.29%	-13.59%	—	16.10%
NASDAQ Composite Index	0.46%	-12.30%	—	—
Goldman Sachs Technology Index	-5.86%	-18.30%	—	—
Lipper Science & Technology Fund Average	-2.92%	-18.73%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. The Fund’s portfolio manager considers the Goldman Sachs Technology Index to be the Fund’s performance benchmark. Comparisons to the NASDAQ Composite Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$935.40	$1,016.46
Expenses Paid During Period	$8.06	$8.40

Expenses are equal to the expense ratio for the class 1.68% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	RCM Global Technology D	NASDAQ Composite Index	Goldman Sachs Technology Index
12/31/1995	10,000	10,000	10,000
1/31/1996	10,327	10,073	10,229
2/29/1996	10,614	10,456	10,914
3/31/1996	10,572	10,468	10,511
4/30/1996	11,525	11,315	11,721
5/31/1996	11,871	11,818	12,143
6/30/1996	11,321	11,262	11,523
7/31/1996	10,214	10,270	10,752
8/31/1996	10,709	10,849	11,242
9/30/1996	11,801	11,661	12,527
10/31/1996	11,630	11,609	12,439
11/30/1996	12,691	12,285	14,106
12/31/1996	12,612	12,270	13,651
1/31/1997	13,600	13,115	15,136
2/28/1997	12,277	12,442	13,942
3/31/1997	11,484	11,612	13,207
4/30/1997	11,632	11,985	14,386
5/31/1997	13,350	13,309	15,847
6/30/1997	13,757	13,706	16,046
7/31/1997	15,575	15,147	18,917
8/31/1997	15,642	15,085	18,476
9/30/1997	16,957	16,021	19,027
10/31/1997	15,855	15,146	17,389
11/30/1997	15,622	15,212	17,667
12/31/1997	15,990	14,925	16,819
1/31/1998	15,835	15,391	17,690
2/28/1998	17,677	16,827	19,606
3/31/1998	18,665	17,446	19,919
4/30/1998	20,261	17,756	21,047
5/31/1998	19,043	16,906	19,605
6/30/1998	20,871	18,006	21,303
7/31/1998	20,237	17,794	21,772
8/31/1998	16,920	14,248	17,824
9/30/1998	17,605	16,097	20,356
10/31/1998	19,257	16,834	21,852
11/30/1998	21,818	18,528	24,393
12/31/1998	25,693	20,838	28,386
1/31/1999	29,531	23,814	32,942
2/28/1999	26,661	21,744	28,983
3/31/1999	29,879	23,393	31,455
4/30/1999	31,459	24,167	32,446
5/31/1999	30,286	23,480	32,085
6/30/1999	33,769	25,530	35,855
7/31/1999	34,498	25,078	35,508
8/31/1999	36,806	26,036	37,350
9/30/1999	39,725	26,102	37,720
10/31/1999	45,755	28,195	39,056
11/30/1999	56,105	31,708	44,508
12/31/1999	72,594	38,677	53,538
1/31/2000	73,995	37,451	50,230
2/29/2000	102,172	44,638	59,336
3/31/2000	92,016	43,460	61,995
4/30/2000	81,812	36,693	56,589
5/31/2000	73,770	32,323	50,347
6/30/2000	85,521	37,695	56,535
7/31/2000	83,725	35,803	53,894
8/31/2000	100,521	39,977	60,901
9/30/2000	94,700	34,908	51,035
10/31/2000	83,024	32,028	47,176
11/30/2000	68,129	24,694	36,368
12/31/2000	61,984	23,484	33,248
1/31/2001	65,672	26,356	38,701
2/28/2001	47,652	20,455	27,965
3/31/2001	40,785	17,493	24,078
4/30/2001	44,125	20,117	28,672
5/31/2001	41,588	20,063	27,525
6/30/2001	40,153	20,542	27,594
7/31/2001	36,279	19,270	25,629
8/31/2001	31,454	17,162	22,287
9/30/2001	26,739	14,248	17,776
10/31/2001	30,798	16,068	20,629
11/30/2001	35,821	18,352	24,140
12/31/2001	37,465	18,541	23,711
1/31/2002	36,019	18,386	23,685
2/28/2002	30,598	16,461	20,516
3/31/2002	33,716	17,544	21,976
4/30/2002	29,832	16,051	19,284
5/31/2002	27,866	15,362	18,494
6/30/2002	25,330	13,912	15,873
7/31/2002	22,929	12,629	14,265
8/31/2002	22,372	12,502	14,077
9/30/2002	19,761	11,144	11,567
10/31/2002	22,940	12,643	14,092
11/30/2002	25,737	14,060	16,554
12/31/2002	22,260	12,698	14,137
1/31/2003	22,197	12,559	14,010
2/28/2003	22,098	12,718	14,216
3/31/2003	21,925	12,752	14,051
4/30/2003	24,337	13,923	15,514
5/31/2003	28,506	15,174	17,240
6/30/2003	30,017	15,429	17,194
7/31/2003	32,034	16,497	18,179
8/31/2003	34,087	17,215	19,430
9/30/2003	34,581	16,991	19,140
10/31/2003	38,133	18,372	20,998
11/30/2003	37,774	18,639	21,397
12/31/2003	37,491	19,049	21,723
1/31/2004	40,029	19,645	22,744
2/29/2004	38,716	19,299	22,093
3/31/2004	38,616	18,961	21,479
4/30/2004	36,511	18,258	20,225
5/31/2004	38,651	18,891	21,337
6/30/2004	39,876	19,471	21,855
7/31/2004	35,521	17,947	19,784
8/31/2004	34,506	17,478	18,785
9/30/2004	36,276	18,038	19,431
10/31/2004	39,704	18,781	20,437
11/30/2004	42,697	19,940	21,578
12/31/2004	44,034	20,687	22,259
1/31/2005	40,643	19,612	20,786
2/28/2005	40,631	19,510	20,809
3/31/2005	39,766	19,010	20,297
4/30/2005	38,270	18,273	19,258
5/31/2005	41,944	19,667	20,989
6/30/2005	41,189	19,561	20,575

Sector Breakdown *

Technology	64.8%
Short-Term Instruments	22.3%
Healthcare	3.8%
Communications	2.6%
Energy	2.4%
Other	4.1%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  13

AN INTERNATIONAL STOCK FUND

RCM International Growth Equity Fund

•	RCM International Growth Fund seeks long-term capital appreciation by investing at least 80% of its assets in the equity securities of non-U.S. companies.

•	The Fund’s Class D Shares returned 8.08% for the year ended June 30, 2005. This return trailed the 11.73% return of the MSCI EAFE Growth Index and the 14.12% return of the MSCI EAFE Index.

•	The international stock market delivered solid returns for the fiscal year, outperforming the U.S. market. The majority of the market’s gains occurred in the last quarter of 2004, with market declines occurring in the first half of 2005 due to the rebound of the U.S. dollar. International growth stocks trailed the overall market during the period.

•	The Fund’s relative performance was a result of several factors, including overweight exposure and poor stock selection in the consumer discretionary sector.

•	Relative performance was also hurt by stock selection in healthcare. In particular, the Fund saw losses from its investment in Elan, a biopharmaceutical company. Elan’s earnings were up in anticipation of a new drug for the treatment of multiple sclerosis. The drug was ultimately pulled from the market, driving the stock price down dramatically.

•	Overweight exposure and strong stock selection in the energy sector benefited the Fund’s relative performance. Energy was one of the top performing industries over the fiscal year, supported by rising oil prices. Fund holdings that did particularly well in this industry included ENI and Total, Italian and French oil companies, respectively. Relative performance was also helped by stock selection in the industrials sector.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (05/22/95)
RCM International Growth Equity Class D	8.08%	-8.46%	4.42%	4.88%
MSCI EAFE Index	14.12%	-0.17%	5.57%	—
MSCI EAFE Growth Index	11.73%	-4.50%	2.91%	—
Lipper International Large-Cap Growth Fund Average	9.15%	-6.14%	3.62%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. The Fund’s portfolio manager considers the MSCI EAFE Growth Index to be the Fund’s performance benchmark. Comparisons to the MSCI EAFE Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$958.80	$1,016.91
Expenses Paid During Period	$7.72	$7.95

Expenses are equal to the expense ratio for the class 1.59% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	RCM International Growth Equity D	MSCI EAFE Index	MSCI EAFE Growth Index
5/31/1995	10,000	10,000	10,000
6/30/1995	10,266	9,827	9,795
7/31/1995	10,948	10,442	10,422
8/31/1995	10,803	10,046	9,985
9/30/1995	11,032	10,245	10,216
10/31/1995	10,863	9,972	9,942
11/30/1995	10,893	10,252	10,217
12/31/1995	11,153	10,668	10,575
1/31/1996	11,460	10,714	10,585
2/29/1996	11,595	10,753	10,623
3/31/1996	11,951	10,984	10,880
4/30/1996	12,370	11,306	11,145
5/31/1996	12,526	11,101	10,915
6/30/1996	12,609	11,166	10,955
7/31/1996	12,105	10,842	10,602
8/31/1996	12,372	10,869	10,615
9/30/1996	12,649	11,160	10,908
10/31/1996	12,551	11,049	10,820
11/30/1996	13,078	11,492	11,168
12/31/1996	13,278	11,346	10,967
1/31/1997	13,535	10,952	10,512
2/28/1997	13,648	11,134	10,677
3/31/1997	13,582	11,177	10,742
4/30/1997	13,809	11,239	10,851
5/31/1997	14,703	11,973	11,492
6/30/1997	15,543	12,636	12,162
7/31/1997	16,489	12,843	12,455
8/31/1997	15,339	11,886	11,496
9/30/1997	16,586	12,554	12,258
10/31/1997	15,488	11,593	11,100
11/30/1997	15,443	11,477	11,077
12/31/1997	15,618	11,580	11,221
1/31/1998	16,047	12,113	11,731
2/28/1998	16,853	12,893	12,511
3/31/1998	17,487	13,292	12,682
4/30/1998	17,814	13,400	12,812
5/31/1998	17,912	13,338	12,725
6/30/1998	17,965	13,442	12,903
7/31/1998	18,553	13,582	12,963
8/31/1998	16,022	11,902	11,572
9/30/1998	15,051	11,540	11,248
10/31/1998	15,832	12,746	12,391
11/30/1998	16,637	13,403	12,993
12/31/1998	17,726	13,935	13,742
1/31/1999	18,030	13,897	13,816
2/28/1999	17,281	13,569	13,370
3/31/1999	17,658	14,139	13,553
4/30/1999	17,953	14,714	13,694
5/31/1999	17,136	13,960	13,101
6/30/1999	18,555	14,507	13,611
7/31/1999	19,525	14,942	13,875
8/31/1999	19,715	15,000	13,955
9/30/1999	20,117	15,155	14,178
10/31/1999	21,736	15,726	14,940
11/30/1999	24,823	16,277	16,036
12/31/1999	28,407	17,740	17,823
1/31/2000	27,121	16,615	16,823
2/29/2000	29,081	17,065	17,758
3/31/2000	28,369	17,731	18,094
4/30/2000	25,847	16,802	16,900
5/31/2000	23,479	16,395	15,855
6/30/2000	24,599	17,040	16,424
7/31/2000	23,505	16,329	15,398
8/31/2000	23,925	16,474	15,563
9/30/2000	22,117	15,675	14,534
10/31/2000	21,212	15,308	13,864
11/30/2000	19,863	14,737	13,226
12/31/2000	20,753	15,265	13,476
1/31/2001	20,153	15,257	13,439
2/28/2001	18,095	14,115	12,076
3/31/2001	16,925	13,180	11,246
4/30/2001	18,021	14,104	12,023
5/31/2001	17,301	13,618	11,544
6/30/2001	16,565	13,066	10,985
7/31/2001	15,995	12,830	10,719
8/31/2001	15,154	12,508	10,231
9/30/2001	13,878	11,243	9,266
10/31/2001	13,984	11,531	9,634
11/30/2001	13,939	11,956	10,129
12/31/2001	14,067	12,028	10,188
1/31/2002	13,174	11,389	9,639
2/28/2002	12,881	11,470	9,769
3/31/2002	13,482	12,153	10,191
4/30/2002	13,389	12,184	10,204
5/31/2002	13,389	12,350	10,234
6/30/2002	12,773	11,863	9,972
7/31/2002	11,572	10,694	8,909
8/31/2002	11,511	10,672	8,842
9/30/2002	10,449	9,529	8,075
10/31/2002	10,788	10,042	8,532
11/30/2002	11,127	10,499	8,783
12/31/2002	10,840	10,147	8,581
1/31/2003	10,281	9,724	8,158
2/28/2003	10,064	9,501	7,982
3/31/2003	9,878	9,322	7,904
4/30/2003	10,607	10,247	8,597
5/31/2003	11,289	10,877	9,049
6/30/2003	11,538	11,145	9,209
7/31/2003	11,771	11,417	9,332
8/31/2003	12,112	11,695	9,503
9/30/2003	12,283	12,057	9,826
10/31/2003	13,245	12,810	10,392
11/30/2003	13,416	13,097	10,636
12/31/2003	14,355	14,121	11,368
1/31/2004	14,558	14,321	11,591
2/29/2004	14,793	14,655	11,812
3/31/2004	15,012	14,743	11,825
4/30/2004	14,495	14,421	11,540
5/31/2004	14,463	14,466	11,519
6/30/2004	14,636	14,808	11,677
7/31/2004	14,040	14,329	11,204
8/31/2004	13,977	14,395	11,218
9/30/2004	14,416	14,774	11,496
10/31/2004	14,839	15,279	11,881
11/30/2004	15,921	16,327	12,703
12/31/2004	16,498	17,044	13,242
1/31/2005	16,102	16,732	12,937
2/28/2005	16,561	17,458	13,458
3/31/2005	15,928	17,027	13,134
4/30/2005	15,327	16,646	12,891
5/31/2005	15,485	16,671	12,939
6/30/2005	15,817	16,899	13,046

Country Allocation *

United Kingdom	20.7%
Japan	13.6%
France	11.9%
Germany	9.0%
Netherlands	4.8%
United States	4.8%
Switzerland	4.7%
Italy	4.0%
China	3.3%
Greece	3.0%
Other	20.2%

*	% of total investments as of June 30, 2005

14  Allianz Funds Annual Report  |  06.30.05

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06.30.05  |  Allianz Funds Annual Report  15

Schedule of Investments

NACM Global Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.3%

Barbados 1.0%

Nabors Industries Ltd. (a)	2,200	$133

Belgium 0.6%

KBC Bancassurance Holdings	993	78

Bermuda 2.1%

Jardine Matheson Holdings	4,800	85
Tyco International Ltd.	6,950	203

		288

China 1.9%

Foxconn International Holdings Ltd. (a)	222,000	167
Hopewell Holdings Ltd. (a)	38,000	98

		265

France 2.9%

Pinault-Printemps-Redoute S.A.	932	96
Publicis Groupe S.A. (a)	4,551	134
Sanofi-Synthelabo S.A.	2,049	168

		398

Germany 5.0%

BASF AG	1,650	109
Bayerische Hypo-und Vereinsbank AG (a)	4,416	115
Hugo Boss AG	3,745	123
Hypo Real Estate Holdings AG	3,150	120
Porsche AG (a)	139	104
Stada Arzneimittel AG	3,304	121

		692

Greece 1.5%

Coca Cola Hellenic Bottling Co. S.A.	3,770	102
Public Power Corp.	4,220	105

		207

Hong Kong 1.2%

China Shenhua Energy Co. Ltd. ‘H’ (a)	71,500	69
Global Bio-Chem Technology Group Co. Ltd.	152,000	94

		163

Indonesia 0.8%

PT Indosat Tbk.	211,500	119

Ireland 1.2%

CRH PLC	6,493	172

Israel 1.7%

Israel Chemicals Ltd. (a)	31,210	98
Teva Pharmaceutical Industries Ltd. SP - ADR	4,500	140

		238

Japan 6.7%

Fuji Fire & Marine Insurance	39,000	123
Hokuhoku Financial Group, Inc.	40,000	122
Japan Tobacco, Inc.	10	133
JSR Corp.	5,100	107
Mitsubishi Tokyo Financial Group, Inc.	19	160
Mizuho Financial Group, Inc.	28	126
Nippon Electric Glass Co., Ltd.	6,000	90
NTT Urban Development Corp.	18	73

		934

Malaysia 1.4%

Astro All Asia Networks PLC (a)	64,400	92
Commerce Asset-Holding Bhd.	76,900	102

		194

Netherlands 2.6%

ASML Holding NV (a)	6,613	104
Koninklijke (Royal) Philips Electronics NV (a)	4,677	118
Royal Numico NV (a)	3,535	141

		363

Norway 0.7%

Telenor ASA	11,600	92

Singapore 1.7%

ASE Test Ltd. (a)	13,800	89
StarHub Ltd. (a)	134,000	145

		234

South Korea 1.6%

Kookmin Bank SP - ADR (a)	2,300	105
Samsung Electronics Co., Ltd.	242	115

		220

Spain 0.7%

Abengoa S.A. (a)	8,830	102

Switzerland 4.1%

Roche Holdings AG - Genusschein (a)	1,206	152
SGS S.A.	206	141
STMicroelectronics NV (a)	7,241	115
UBS AG	2,132	166

		574

Thailand 2.1%

Siam Cements Public Co., Ltd. (a)	16,100	94
Siam City Bank Public Co., Ltd.	139,700	88
True Corp. PLC (a)	435,300	110

		292

United Kingdom 6.1%

ARM Holdings PLC	91,302	184
IG Group Holdings PLC (a)	52,264	137
Man Group PLC	4,334	112
Morrison (WM) Supermarkets PLC	36,898	123
Royal Bank of Scotland PLC	6,499	196
Schroders PLC (a)	7,011	95

		847

United States 50.7%

Advance Auto Parts, Inc. (a)	2,100	136
Allscripts Healthcare Solutions, Inc. (a)	6,500	108
American Healthways, Inc. (a)	2,600	110
American International Group, Inc.	3,800	221
Amgen, Inc. (a)	2,300	139
Ansys, Inc. (a)	3,100	110
Boeing Co.	2,300	152
Central Garden and Pet Co. (a)	2,000	98
Coach, Inc. (a)	4,400	148
Comcast Corp. ‘A’ (a)	6,100	187
ConocoPhillips	2,500	144
Countrywide Financial Corp.	3,500	135
Dell, Inc. (a)	5,200	205
Eli Lilly & Co.	2,500	139
EMC Corp. (a)	11,300	155
Exxon Mobil Corp.	5,900	339
Federated Department Stores, Inc.	2,100	154
Fortune Brands, Inc.	1,200	107
Freescale Semiconductor, Inc. ‘B’ (a)	7,128	151
General Electric Co.	10,000	346
Gilead Sciences, Inc. (a)	2,700	119
ITT Industries, Inc.	2,400	234
Kinetic Concepts, Inc. (a)	2,200	132
Lafarge North America, Inc.	1,900	119
McAfee, Inc. (a)	3,600	94
Microsoft Corp.	12,200	303
Morgan Stanley Dean Witter & Co.	1,800	94
News Corp. ‘B’	10,100	170
Nordstrom, Inc.	2,200	150
Orascom Telecom Holding SAE SP - GDR	2,136	107
Oxford Industries, Inc.	2,100	90
Pfizer, Inc.	7,200	199
Praxair, Inc.	3,700	172
QUALCOMM, Inc.	3,900	129
Quiksilver, Inc. (a)	10,500	168
Stericycle, Inc. (a)	2,600	131
Symantec Corp. (a)	8,900	193
Syneron Medical Ltd. (a)	3,500	128
Synthes, Inc.	1,149	126
Texas Instruments, Inc.	5,300	149
TIBCO Software, Inc. (a)	16,200	106
Transocean, Inc. (a)	2,400	130
TurboChef Technologies, Inc. (a)	3,066	55
Wal-Mart Stores, Inc.	3,500	169
Williams Cos., Inc.	6,097	116
Yahoo!, Inc. (a)	4,500	156

		7,023

Total Common Stocks (Cost $12,952)		13,628

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 0.9%

Repurchase Agreement 0.9%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $127. Repurchase proceeds are $124.)	$124	124

Total Short-Term Instruments (Cost $124)		124

Total Investments (b) 99.2% (Cost $13,076)		$13,752

Other Assets and Liabilities (Net) 0.8%		104

Net Assets 100.0%		$13,856

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $5,579, which represents 40.27% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

16  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

NACM International Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.0%

Australia 1.6%

BHP Billiton Ltd.	30,200	$412
BlueScope Steel Ltd.	18,500	115
Rinker Group Ltd.	57,300	607

		1,134

Austria 2.7%

OMV AG (a)	3,265	1,421
Voestalpine AG (a)	3,100	217
Wienerberger AG (a)	5,200	241

		1,879

Belgium 3.1%

Compagnie Maritime Belge S.A.	5,867	183
Fortis, Inc.	28,400	786
KBC Bancassurance Holding	15,500	1,223

		2,192

Bermuda 0.2%

Jardine Matheson Holdings	9,600	170

China 0.2%

Hopewell Holdings Ltd. (a)	62,000	159

Finland 2.0%

Nokia Corp.	63,144	1,051
Rautaruukki Oyj (a)	23,400	349

		1,400

France 10.6%

Bull S.A. (a)	75,300	61
Compagnie Generale des Etablissements Michelin ‘B’	1,000	61
Eiffage S.A.	4,450	387
France Telecom S.A.	6,200	180
Neopost S.A. (a)	3,000	264
PSA Peugeot Citroen	6,700	395
Renault S.A.	16,937	1,488
Sanofi-Synthelabo S.A.	9,000	737
Societe Generale S.A.	9,011	914
TotalFinaElf S.A.	8,195	1,918
Vallourec S.A. (a)	2,000	575
Vinci S.A. (a)	5,700	474

		7,454

Germany 7.0%

Celesio AG	9,800	769
Continental AG (a)	5,100	366
Deutsche Bank AG	4,400	343
Deutsche Telekom AG	11,600	214
Hannover Rueckversicherung AG	21,700	816
Hypo Real Estate Holdings AG	5,300	201
Rheinmetall AG (a)	3,100	156
RWE AG ‘A’	25,000	1,605
Salzgitter AG	18,000	487

		4,957

Greece 1.9%

National Bank of Greece S.A.	25,100	857
OPAP S.A.	17,200	494

		1,351

Hong Kong 2.0%

Cathay Pacific Airways Ltd.	163,000	296
CNOOC Ltd.	1,235,000	728
Orient Overseas International Ltd.	80,300	351

		1,375

Ireland 0.3%

Fyffes PLC	60,800	182

Italy 1.9%

Banca Intesa SpA	151,500	692
Capitalia SpA (a)	113,500	633

		1,325

Japan 27.4%

Bridgestone Corp.	3,000	57
Canon, Inc.	27,000	1,415
Daido Steel Co., Ltd.	64,000	286
Daihatsu Motor Co.	19,000	163
Hitachi Metals Ltd.	44,000	306
Honda Motor Co., Ltd.	34,100	1,675
Horiba Ltd. (a)	8,000	172
Ibiden Co., Ltd. (a)	29,900	780
Itochu Corp. (a)	40,000	201
Japan Tobacco, Inc. (a)	116	1,542
JFE Holdings, Inc.	38,200	939
Kawasaki Kisen Kaisha Ltd.	81,000	477
Makita Corp.	25,000	488
Mazda Motor Corp. (a)	148,000	554
Mitsubishi Corp.	93,000	1,258
Mitsui & Co., Ltd. (a)	89,000	839
Mitsui OSK Lines Ltd.	107,000	656
Mitsui Trust Holdings, Inc.	19,000	194
Mizuho Financial Group, Inc.	24	108
Nippon Electric Glass Co., Ltd.	45,000	675
Nippon Steel Corp.	425,000	982
Nippon Yusen Kabushiki Kaisha	131,000	749
Nisshin Steel Co., Ltd.	84,000	210
Orix Corp.	3,200	478
Sanyo Shinpan Finance Co.	2,100	144
Sumitomo Metal Industries Ltd.	651,000	1,106
Takeda Chemical Industries	7,732	382
The Kansai Electric Power Co.	21,600	434
Tokyo Electron Ltd.	8,400	441
Toyo Tire & Rubber Co. Ltd. (a)	41,000	159
Toyota Motor Credit Corp.	14,725	525
Yamaha Motor Co., Ltd.	48,000	878

		19,273

Luxembourg 0.1%

Arcelor S.A.	3,300	64

Netherlands 1.2%

Fortis	23,400	647
ING Groep NV	8,100	228

		875

New Zealand 0.1%

Fltecher Building	20,300	97

Norway 0.1%

Statoil ASA	4,100	83

Singapore 0.4%

StarHub Ltd. (a)	256,000	277

Spain 2.4%

Banco Bilbao Vizcaya Argentaria S.A.	61,200	940
Banco Santander Central Hispano S.A.	3,751	43
Repsol YPF S.A.	8,800	223
Telefonica S.A.	29,028	474

		1,680

Sweden 5.9%

Elekta AB ‘B’ (a)	4,600	191
NCC AB ‘A’	20,400	306
SSAB Svenskt Stal AB ‘A’	29,140	670
Telefonaktiebolaget LM Ericsson ‘B’	131,200	419
TeliaSonera AB	228,500	1,088
Volvo AB ‘B’	37,200	1,510

		4,184

Switzerland 7.6%

Credit Suisse Group	44,400	1,740
Nestle S.A.	472	121
Novartis AG	14,700	698
Sulzer AG	461	190
Swiss Reinsurance Co.	3,200	196
Syngenta AG (a)	6,300	645
UBS AG	18,143	1,414
Zurich Financial Services Group (a)	2,077	356

		5,360

United Kingdom 19.3%

AstraZeneca PLC	419	17
Aviva PLC	9,040	100
Barclays Bank PLC	17,005	169
Barratt Developments PLC	73,700	945
Bellway PLC (a)	23,300	360
BHP Billiton PLC	88,500	1,128
BP PLC	34,001	354
BT Group PLC (a)	34,100	140
Enterprise Inns PLC	88,100	1,314
GlaxoSmithKline PLC	6,826	165
HBOS Treasury Services PLC	77,388	1,190
Inchcape PLC	2,900	107
Next PLC	26,100	703
O2 PLC (a)	194,100	474
Old Mutual PLC (a)	406,000	885
Persimmon PLC	51,800	723
Rolls-Royce Group PLC	109,173	560
Royal Bank of Scotland PLC	25,600	771
SABMiller PLC (a)	6,400	100
Scottish & Southern Energy PLC	5,900	107
Tesco PLC	10,000	57
Vodafone Group PLC	990,541	2,408
Wilson Bowden PLC (a)	8,600	174
Wimpey (George) PLC	82,100	644

		13,595

Total Common Stocks (Cost $67,525)		69,066

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 0.8%

Repurchase Agreement 0.8%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $593. Repurchase proceeds are $579.)	$579	579

Total Short-Term Instruments (Cost $579)		579

Total Investments (b) 98.8% (Cost $68,104)		$69,645

Other Assets and Liabilities (Net) 1.2%		832

Net Assets 100.0%		$70,477

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non income producing security.
(b)	Securities with an aggregate value of $67,496, which represents 95.77% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  17

Schedule of Investments

NACM Pacific Rim Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 99.5%

Australia 6.5%

AMP Bank Ltd.	118,104	$579
BHP Billiton Ltd.	84,737	1,157
Foster’s Group Ltd.	77,353	313
Macquarie Infrastructure Group	220,504	695
Rio Tinto Ltd.	10,487	356
Westpac Capital Corp.	35,214	533

		3,633

Cayman Islands 0.5%

Solomon Systech International Ltd. (a)	822,000	290

China 3.6%

Foxconn International Holdings Ltd. (a)	1,057,000	796
Jiangsu Expressway Co., Ltd.	1,238,000	643
Sa Sa International Holdings Ltd.	1,184,000	582

		2,021

Hong Kong 9.5%

China Shenhua Energy Co., Ltd. ‘H’ (a)	485,900	469
Dickson Concepts Ltd.	465,300	949
GOME Electrical Appliances Holdings Ltd.	571,000	496
Henderson Land Development Co., Ltd.	126,000	600
Hong Kong Exchange & Clearing Ltd.	210,000	543
New World Development	543,000	663
Shangri-La Asia Ltd.	369,150	570
Sino Land Co., Ltd.	909,949	966

		5,256

India 2.0%

Associated Cement Co., Ltd. Warrants Exp. 07/28/2006 (a)(e)	66,100	574
Satyam Computer Services Ltd. SP - ADR	20,500	533

		1,107

Indonesia 2.4%

PT Bank Rakyat Indonesia Tbk.	1,607,500	476
PT Indosat Tbk.	1,005,500	568
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk.	1,346,000	299

		1,343

Japan 41.3%

Asahi Glass Co., Ltd.	79,000	826
Canon, Inc.	13,300	697
Circle K Sunkus Co., Ltd.	30,300	680
Fuji Photo Film Co.	21,700	701
Funai Electric Co., Ltd.	6,800	694
Hokuhoku Financial Group, Inc.	290,000	884
Kinden Corp.	107,000	790
Komeri Co., Ltd.	28,800	774
Marubeni Corp.	283,000	965
Mitsubishi Tokyo Financial Group, Inc.	163	1,374
Mizuho Financial Group, Inc.	327	1,470
Murata Manufacturing Co., Ltd.	12,600	638
Nippon Electric Glass Co., Ltd.	58,000	870
Nishi-Nippon City Bank Ltd. (a)	204,000	886
Nissan Motor Co., Ltd.	97,700	966
NTT Urban Development Corp.	187	764
Rohm Co.	8,500	815
Sega Sammy Holdings, Inc.	13,000	794
Sumitomo Mitsui Financial Group, Inc.	225	1,513
Sumitomo Trust & Banking Co.	155,000	938
T & D Holdings, Inc.	11,100	520
THK Co., Ltd.	26,300	540
Tokyo Gas Co., Ltd.	192,000	717
Toppan Printing Co., Ltd.	75,000	791
Toyota Motor Credit Corp.	27,000	964
UFJ Holdings, Inc. (a)	266	1,376

		22,947

Malaysia 3.6%

AMMB Holdings Bhd.	656,060	432
Astro All Asia Networks PLC (a)	383,800	550
Tenaga Nasional Bhd.	356,000	984

		1,966

Netherlands 1.0%

LMA International NV (a)	1,209,000	574

Philippines 2.8%

Ayala Corp.	64,708	364
Philippine Long Distance Telephone Co. SP - ADR (a)	19,300	561
SM Investments Corp.	142,060	647

		1,572

Singapore 1.6%

Singapore Exchange Ltd.	715,000	893

South Korea 10.1%

Cheil Industries, Inc. (a)	32,710	524
Daishin Securities Co.	45,110	601
Hynix Semiconductor, Inc. (a)	42,040	681
Hyundai Engineering & Construction Co., Ltd. (a)	31,080	831
Hyundai Motor Co., Ltd.	9,670	533
Kia Motors Corp.	42,710	562
NHN Corp. (a)	8,460	866
Samsung Electronics Co., Ltd.	1,030	488
Shinhan Financial Group Co., Ltd.	20,430	526

		5,612

Taiwan 10.7%

AU Optronics Corp. SP - ADR (a)(d)	36,600	620
Cathay Financial Holding Co.	232,000	466
E. Sun Financial Holding Co., Ltd. (a)	685,000	547
Eva Airways Corp. (a)	850,853	410
Lite-On Technology Corp. (a)	513,000	588
Siliconware Precision Industries Co. SP - ADR (d)	204,900	1,006
Taiwan Cement Corp. (a)	841,000	520
Taiwan Fertilizer Co., Ltd. (a)	493,000	650
United Microelectronics Corp. SP - ADR (a)(d)	150,694	619
Yageo Corp. (a)	1,408,000	544

		5,970

Thailand 3.9%

Bangkok Bank Public Co., Ltd.	176,300	459
Italian-Thai Development Public Co., Ltd.	1,034,700	240
Siam Cement Public Co.	78,600	432
Siam City Bank Public Co., Ltd.	769,200	461
True Corp. PLC (a)	2,344,900	590

		2,182

Total Common Stocks (Cost $50,738)		55,366

CONVERTIBLE PREFERRED STOCK 0.0%

Singapore 0.0%

City Developments Ltd.
0.000% due 12/31/2049 (b)	32,000	26

Total Preferred Stock (Cost $19)		26

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 6.6%

Collateral Invested for Securities on Loan (c) 4.3%

Adirondack 2005-1 Corp.
3.329% due 07/29/2005	$1,200	1,197
Bavaria TRR Corp.
3.460% due 07/01/2005	100	100
Canadian Imperial Bank
3.351% due 07/01/2005	210	210
Davis Square Funding IV Corp.
3.269% due 08/09/2005	200	199
ING Belgium S.A.
3.400% due 07/01/2005	500	500
Park Sienna LLC
3.317% due 07/20/2005	200	199

		2,405

Repurchase Agreement 2.3%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $1,287. Repurchase proceeds are $1,259.)	1,259	1,259

Total Short-Term Instruments (Cost $3,665)		3,664

Total Investments (f) 106.1% (Cost $54,422)		$59,056

Other Assets and Liabilities (Net) (6.1%)		(3,403)

Net Assets 100.0%		$55,653

Notes to Schedule of Investments

(amounts in thousands, except per share amounts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Security purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $2,212; cash collateral of $2,399 was received with which the Fund purchased securities.
(e)	The Warrants entitle the Fund to purchase 1 share of Associated Cement Co., Ltd. for every warrant held at $0.000001 until July 28, 2006.
(f)	Securities with an aggregate value of $46,661, which represents 83.85% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

18  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

NFJ International Value Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 83.9%

Australia 1.6%

Amcor Ltd. SP - ADR (a)	3,000	$62

Bahamas 1.7%

Teekay Shipping Corp. (c)	1,500	66

Belgium 1.8%

Delhaize Group SP - ADR	1,200	71

Bermuda 3.3%

Frontline Ltd. (c)	1,600	64
RenaissanceRe Holdings Ltd.	1,300	64

		128

Brazil 11.3%

Cia de Saneamento Basico do Estado de Sao Paulo SP - ADR	6,300	95
Companhia Vale do Rio Doce SP - ADR	3,500	103
Empresa Brasileira de Aeronautica S.A. SP - ADR	1,000	33
Petroleo Brasileiro S.A. SP - ADR (a)	2,000	104
Votorantim Celulose e Papel S.A. SP - ADR	8,500	103

		438

Canada 9.1%

Canadian Natural Resources Ltd.	1,800	66
Canadian Pacific Railway Ltd.	1,800	62
Magna International, Inc. ‘A’	900	63
Methanex Corp.	4,000	66
Quebecor World, Inc.	1,700	33
TransCanada Corp.	2,400	64

		354

Chile 0.9%

Lan Airlines S.A. SP - ADR	1,000	35

China 7.8%

Aluminum Corp. of China Ltd. SP - ADR	1,200	66
China Mobile (Hong Kong) Ltd. SP - ADR (a)	3,400	63
Sinopec Shanghai Petrochemical Co., Ltd. SP - ADR	3,000	104
Yanzhou Coal Mining Co., Ltd. SP - ADR	1,100	69

		302

France 1.6%

Axa S.A. SP - ADR	2,500	62

Ireland 1.7%

Bank of Ireland SP - ADR	1,000	65

Japan 2.3%

Mitsui & Co. Ltd. SP - ADR	300	57
Nissan Motor Co., Ltd. SP - ADR (c)	1,600	32

		89

Mexico 6.9%

Cemex S.A. de C.V. SP - ADR	2,200	93
Coca - Cola Femsa, S.A. de C.V. SP - ADR (a)	2,400	64
Telefonos de Mexico S.A. de CV SP - ADR	3,400	64
TV Azteca S.A. de C.V. SP - ADR (a)	6,000	46

		267

Netherlands 6.4%

ABN AMRO Holding NV SP - ADR	5,100	125
ING Groep NV SP - ADR	4,500	126

		251

Norway 2.6%

Norsk Hydro ASA SP - ADR	1,100	100

Peru 1.8%

Compania de Minas Buenaventura S.A.u. SP - ADR (c)	3,000	69

South Africa 1.7%

Sasol Ltd. SP - ADR	2,500	68

South Korea 9.6%

Korea Electric Power Corp. SP - ADR	8,600	135
KT Corp. SP - ADR	4,700	101
POSCO SP - ADR	3,100	136

		372

Sweden 1.6%

Volvo AB SP - ADR (a)	1,500	61

United Kingdom 10.2%

Amvescap PLC SP - ADR (a)	2,800	34
British American Tobacco PLC SP - ADR	1,600	62
GlaxoSmithKline PLC SP - ADR	1,400	68
Imperial Chemical Industries PLC SP - ADR	3,700	68
Rank Group PLC SP - ADR	2,600	25
Unilever PLC SP - ADR	900	35
United Utilities PLC SP - ADR	4,300	103

		395

Total Common Stocks (Cost $2,791)		3,255

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 24.7%

Collateral Invested for Securities on Loan (b) 5.4%

Adirondack 2005-1 Corp.
3.328% due 07/29/2005	$100	100
Canadian Imperial Bank
3.348% due 07/01/2005	51	50
ING Belgium S.A.
3.401% due 07/01/2005	58	58

		208

Repurchase Agreement 19.3%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.010% due 09/17/2008 valued at $771. Repurchase proceeds are $751.)	751	751

Total Short-Term Instruments (Cost $959)		959

Total Investments 108.6% (Cost $3,750)		$4,214

Other Assets and Liabilities (Net) (8.6%)		(333)

Net Assets 100.0%		$3,881

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Security purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $201; cash collateral of $208 was received with which the Fund purchased securities.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  19

Schedule of Investments

RCM Biotechnology Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 96.9%

Healthcare 96.9%

Abgenix, Inc. (a)(d)	681,000	$5,843
Adolor Corp. (a)	13,750	128
Affymetrix, Inc. (a)(d)	104,210	5,620
Alexion Pharmaceuticals, Inc. (a)(d)	368,800	8,497
Ariad Pharmaceuticals, Inc. (a)	67,000	446
AVANIR Pharmaceuticals ‘A’ (a)(d)	688,000	1,926
Biogen Idec, Inc. (a)	413,770	14,254
Celgene Corp. (a)	390,570	15,924
Chiron Corp. (a)(d)	232,400	8,108
Cubist Pharmaceuticals, Inc. (a)	267,000	3,516
CV Therapeutics, Inc. (a)	348,000	7,802
Cytokinetics, Inc. (a)	250,300	1,740
Discovery Laboratories, Inc. (a)(d)	199,350	1,453
Eyetech Pharmaceuticals, Inc. (a)(d)	464,850	5,876
Genentech, Inc. (a)(d)	296,626	23,814
Gen-Probe, Inc. (a)	142,360	5,158
Genzyme Corp. (a)	130,330	7,832
Gilead Sciences, Inc. (a)(d)	498,220	21,917
ICOS Corp. (a)	591,950	12,532
Impax Laboratories, Inc. (a)(d)	288,220	4,525
Incyte Corp. (a)(d)	871,680	6,232
Intuitive Surgical, Inc. (a)	26,500	1,236
Invitrogen Corp. (a)	48,870	4,070
Medarex, Inc. (a)(d)	330,000	2,749
Medicines Co. (a)(d)	174,050	4,071
MedImmune, Inc. (a)(d)	165,520	4,423
MGI Pharma, Inc. (a)	463,500	10,086
Millennium Pharmaceuticals, Inc. (a)	600,000	5,562
Myogen, Inc. (a)(d)	225,040	1,573
Nabi Biopharmaceuticals (a)(d)	694,810	10,582
Nektar Therapeutics, Inc. (a)	440,773	7,423
NitroMed, Inc. (a)(d)	283,250	5,509
Onyx Pharmaceuticals, Inc. (a)	194,000	4,633
Progenics Pharmaceuticals, Inc. (a)(d)	267,990	5,590
Protein Design Labs, Inc. (a)(d)	234,560	4,740
Rigel Pharmaceuticals, Inc. (a)	150,940	3,007
SuperGen, Inc. (a)(d)	796,560	3,935
United Therapeutics Corp. (a)	125,000	6,025
Vaxgen, Inc. (a)(d)	207,570	2,252
Vion Pharmaceuticals, Inc. (a)(d)	1,243,840	2,699

Total Common Stocks (Cost $242,518)		253,308

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 33.5%

Collateral Invested for Securities on Loan (c) 32.2%

Bavaria TRR Corp.
3.460% due 07/01/2005	$5,000	5,000
3.304% due 07/11/2005	3,000	2,997
3.289% due 07/25/2005	2,300	2,295
Bavaria Universal Funding
3.309% due 07/28/2005	3,000	2,992
Bayerische Landesbank NY
3.320% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	9,000	9,000
Canadian Imperial Bank
3.350% due 07/01/2005	9,922	9,922
CC USA, Inc.
3.267% due 07/05/2005 (b)	10,000	10,011
CIT Group, Inc.
3.207% due 07/29/2005 (b)	2,000	2,009
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	11,000	11,000
Credit Suisse First Boston
3.511% due 02/06/2006 (b)	7,000	7,005
3.507% due 02/27/2006 (b)	5,000	5,004
CS First Boston USA, Inc.
3.504% due 07/05/2005 (b)	2,000	2,006
Davis Square Funding IV Corp.
3.267% due 08/09/2005	1,000	995
Goldman Sachs Group LP
3.210% due 09/12/2005 (b)	2,000	2,000
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (b)	3,000	2,999
Park Sienna LLC
3.316% due 07/20/2005	5,000	4,990
Treasury Bank N.A.
3.280% due 03/15/2006 (b)	3,000	3,000

		84,225

Repurchase Agreement 1.3%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Fannie Mae 3.860% due 02/22/2008 valued at $3,514. Repurchase proceeds are $3,441.)	3,441	3,441

Total Short-Term Instruments (Cost $87,641)		87,666

Total Investments 130.4% (Cost $330,159)		$340,974

Written Options (e) (0.1%) (Premiums $512)		(146)

Other Assets and Liabilities (Net) (30.3%)		(79,283)

Net Assets 100.0%		$261,545

Notes to Schedule of Investments

(amounts in thousands, except number of contracts and shares):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $80,672; cash collateral of $84,177 was received with which the Fund purchased securities.
(e)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOE United Therapeutics Corp.	$50.000	07/16/2005	750	$280	$49
Call - CBOE United Therapeutics Corp.	50.000	08/20/2005	500	232	97

				$512	$146

(f)	Short sales open at June 30, 2005 were as follows:

Type	Shares	Value	Proceeds
Human Genome Sciences, Inc.	250,000	$2,895	$2,666
Neurocrine Biosciences, Inc.	60,000	2,524	2,580
Vertex Pharmaceuticals, Inc.	325,000	5,473	4,601

		$10,892	$9,847

20  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

RCM Global Healthcare Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.2%

Financial & Business Services 1.0%

Universal American Financial Corp. (a)	70,870	$1,603

Healthcare 95.6%

Abbott Laboratories (a)	144,120	7,063
Aetna, Inc. (d)	50,400	4,174
Affymetrix, Inc. (a)	25,810	1,392
AstraZeneca PLC (a)	60,270	2,485
Barr Laboratories, Inc. (a)	68,560	3,342
Baxter International, Inc.	88,140	3,270
Beckman Coulter, Inc. (d)	18,540	1,179
Biogen Idec, Inc. (a)	124,020	4,272
C.R. Bard, Inc.	37,590	2,500
Caremark Rx, Inc. (a)	75,800	3,375
Eisai Co. Ltd.	52,000	1,742
Eli Lilly & Co.	57,720	3,216
Eyetech Pharmaceuticals, Inc. (a)	63,820	807
Genentech, Inc. (a)	48,740	3,913
Gen-Probe, Inc. (a)	89,370	3,238
GlaxoSmithKline PLC	320,170	7,736
Guidant Corp.	14,160	953
Impax Laboratories, Inc. (a)	160,790	2,524
Inamed Corp. (a)	25,210	1,688
Intuitive Surgical, Inc. (a)	25,770	1,202
IVAX Corp. (a)	159,380	3,427
Johnson & Johnson	84,430	5,488
Kindred Healthcare, Inc. (a)	44,940	1,780
LifePoint Hospitals, Inc. (a)	96,580	4,879
Medtronic, Inc.	131,450	6,808
Merck & Co., Inc.	104,040	3,204
Nektar Therapeutics, Inc. (a)(d)	118,620	1,998
NitroMed, Inc. (a)(d)	89,430	1,739
Novartis AG	123,180	5,848
PacifiCare Health Systems, Inc. (a)	83,580	5,972
Pfizer, Inc.	613,980	16,934
Ranbaxy Laboratories Ltd. SP - GDR	35,000	866
Roche Holdings AG - Genusschein	44,300	5,590
Sanofi-Synthelabo S.A.	75,120	6,152
Shire Pharmaceuticals Group PLC SP - ADR (a)	147,720	4,845
St. Jude Medical, Inc. (a)	98,520	4,296
UnitedHealth Group, Inc. (d)	129,420	6,748
Universal Health Services, Inc. ‘B’	26,560	1,652
Varian Medical Systems, Inc. (a)(d)	43,610	1,628
Vion Pharmaceuticals, Inc. (a)(d)	261,430	567
Wyeth	142,910	6,359

		156,851

Technology 1.6%

Fisher Scientific International, Inc. (a)	42,060	2,730

Total Common Stocks (Cost $156,405)		161,184

PURCHASED CALL OPTIONS 0.2%

Nektar Therapeutics, Inc.
Strike @ 17.500 Exp. 11/19/2005	1,073	343

Total Purchased Call Options (Cost $275)		343

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 7.9%

Collateral Invested for Securities on Loan (c) 7.1%

Adirondack 2005-1 Corp.
3.388% due 09/08/2005	$2,000	1,987
Bavaria TRR Corp.
3.289% due 07/25/2005	2,000	1,996
Canadian Imperial Bank
3.350% due 07/01/2005	686	686
CC USA, Inc.
3.267% due 07/05/2005 (b)	2,000	2,002
CIT Group, Inc.
3.207% due 07/29/2005 (b)	2,000	2,009
CS First Boston USA, Inc.
3.504% due 07/05/2005 (b)	1,000	1,003
Goldman Sachs Group LP
3.210% due 09/12/2005 (b)	1,000	1,000
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (b)	1,000	1,000

		11,683

Repurchase Agreement 0.8%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $1,303. Repurchase proceeds are $1,277.)	1,277	1,277

Total Short-Term Instruments (Cost $12,946)		12,960

Total Investments (e) 106.3% (Cost $169,626)		$174,487

Other Assets and Liabilities (Net) (6.3%)		(10,379)

Net Assets 100.0%		$164,108

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $11,256; cash collateral of $11,674 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $29,553, which represents 18.01% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  21

Schedule of Investments

RCM Global Small-Cap Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 95.6%

Austria 3.8%

Constantia Packaging AG	15,000	$526
Flughafen Wien AG	10,000	649
Uniqa Versicherungen AG (a)	37,900	738
Wiener Staedtische Allgemeine Versicherung AG	16,000	835
Wienerberger AG	15,000	696

		3,444

Brazil 1.0%

Gol Linhas Aereas Inteligentes S.A. SP - ADR	30,000	902

Canada 1.7%

Compton Petroleum Corp. (a)	73,000	664
Ultra Petroleum Corp. (a)	27,800	844

		1,508

Denmark 0.8%

GN Store Nord	65,000	734

Finland 0.8%

YIT-Yhtyma Oyj	23,000	768

France 3.1%

Acadomia Group	12,700	431
April Group (a)	9,000	280
BioMerieux	11,000	505
Elior	40,100	478
Neopost S.A. (a)	13,000	1,144

		2,838

Germany 5.0%

Grenke Leasing AG	22,000	935
Hugo Boss AG	32,000	1,038
Leoni AG	28,900	744
Pfeiffer Vacuum Technology AG	11,000	511
Salzgitter AG	27,500	744
Technotrans AG	28,000	520
Wincor Nixdorf AG (a)	2	0

		4,492

Hong Kong 0.5%

International Bank of Asia	1,200,000	469

Indonesia 0.6%

PT Bank Rakyat Indonesia Tbk.	1,700,000	504

Ireland 2.7%

Independent News & Media PLC	200,000	617
Kingspan Group PLC	56,000	661
Paddy Power PLC	33,500	572
United Drug PLC	128,000	550

		2,400

Italy 1.3%

AEM Torino SpA	200,000	502
Meta Modena SpA	200,000	714

		1,216

Japan 10.2%

Aida Engineering Ltd.	110,000	569
Asahi Intecc Co., Ltd. (a)	22,400	498
Bookoff Corp. (a)	11,400	281
Cyber Agent Ltd.	135	597
Daifuku Co.	55,000	519
Japan Asia Investment Co.	60,000	282
Moshi Moshi Hotline, Inc.	5,000	477
Musashi Seimitsu Industry Co., Ltd.	20,000	481
NIWS Co., Ltd.	360	472
Park24 Co., Ltd. (a)	27,500	543
Ricoh Leasing Co.	22,400	538
Ryohin Keikaku Co., Ltd.	12,600	621
Seikoh Giken Co., Ltd. (a)	5,700	149
Sumitomo Titanium Corp.	8,550	997
Takiron Co., Ltd. (a)	80,000	343
Tokai Carbon Co., Ltd.	112,000	463
Tokyo Tatemono Co.	80,000	534
Usen Corp. (a)	16,800	442
USS Co., Ltd.	7,000	445

		9,251

Mexico 1.7%

Consorcio ARA, S.A. de C.V.	185,000	640
Organizacion Soriana S.A. de CV ‘B’ (a)	205,000	855

		1,495

Netherlands 2.8%

Athlon Holding NV	20,000	501
Brunel International NV	35,000	446
Kendrion NV (a)	300,000	529
Stork NV	12,500	517
TomTom NV (a)	25,000	549

		2,542

Norway 1.7%

Aker Kvaerner ASA (a)	19,000	770
Prosafe ASA	24,300	727

		1,497

Philippines 0.8%

Philippine Long Distance Telephone Co. SP - ADR (c)	25,000	726

Poland 0.6%

Agora S.A. (a)	30,000	573

Portugal 0.4%

Impresa SGPS (a)	55,000	349

Russia 1.2%

OAO Pharmacy Chain 36.6 (a)	13,000	276
Rostelecom SP - ADR (c)	50,000	603
Seventh Continent (a)	14,278	215

		1,094

Singapore 1.8%

Cosco Corp. Singapore Ltd.	300,000	343
First Engineering Ltd. (a)	750,000	545
STATS ChipPAC Ltd. (a)	1,100,000	785

		1,673

Spain 1.7%

Banco Pastor S.A.	18,000	719
Cortefiel S.A.	35,000	798

		1,517

Sweden 0.6%

Getinge AB ‘B’	43,000	585

Switzerland 4.3%

Bank Sarasin & Cie AG	500	896
Geberit AG (a)	450	288
Georg Fischer AG (a)	3,000	916
Jelmoli Holding AG	520	718
Lindt & Spruengli AG	38	582
Micronas Semiconductor Holding AG (a)	14,000	529

		3,929

Thailand 0.5%

Aapico Hitech Public Co., Ltd.	560,000	456

United Kingdom 7.5%

Burren Energy PLC	51,500	616
C&C Group PLC	151,000	683
Carillion PLC	105,000	530
Grafton Group PLC (a)	58,000	670
IAWS Group PLC	28,000	393
NETeller PLC (a)	87,100	984
NextGen Sciences, Ltd. (a)	27,000	169
Northgate PLC	40,000	650
Paladin Resources PLC	150,000	601
Punch Taverns PLC	55,000	721
Sportingbet PLC (a)	125,200	732

		6,749

United States 38.5%

Advisory Board Co. (a)	14,250	695
Aeropostale, Inc. (a)(c)	18,450	620
Affiliated Managers Group, Inc. (a)(c)	16,100	1,100
Animas Corp. (a)(c)	16,150	325
Anteon International Corp. (a)	16,500	753
BEI Technologies, Inc.	30,000	800
Big 5 Sporting Goods Corp.	30,100	854
BJ’s Restaurants Inc. (a)(c)	37,500	763
Carter’s, Inc. (a)	14,840	866
Central European Distribution Corp. (a)(c)	24,090	899
Central European Media Enterprises Ltd. ‘A’ (a)	20,360	985
Central Garden and Pet Co. (a)	12,300	604
Citi Trends, Inc. (a)	21,300	385
CKE Restaurants, Inc. (c)	45,000	626
Cogent, Inc. (a)	17,120	489
Comstock Homebuilding Cos., Inc. ‘A’ (a)	32,900	797
CV Therapeutics, Inc. (a)	17,600	395
Cypress Semiconductor Corp. (a)	48,090	605
El Paso Electric Co. (a)	42,930	878
Energy Conversion Devices, Inc. (a)(c)	19,760	442
Epicor Software Corp. (a)	45,140	596
FEI Co. (a)	8,100	185
FormFactor, Inc. (a)(c)	18,540	490
Foundation Coal Holdings, Inc.	29,500	765
Gen-Probe, Inc. (a)	7,930	287
GFI Group Inc. (a)	15,000	534
Gravity Co., Ltd. (a)	2,350	20
Great Wolf Resorts, Inc. (a)	25,000	511
Hansen Natural Corp. (a)(c)	5,340	452
Harsco Corp.	6,900	376
Hibbett Sporting Goods, Inc. (a)	26,760	1,013
I-Flow Corp. (a)	22,500	374
Intermix Media, Inc. (a)	22,800	191
Ionatron, Inc. (a)(c)	40,590	349
Jarden Corp. (a)(c)	21,460	1,157
Jones Lang LaSalle, Inc. (a)	19,910	881
Korn/Ferry International (a)	36,800	653
Life Time Fitness, Inc. (a)	27,920	916
Monro Muffler Brake, Inc. (a)	17,000	502
NeuStar, Inc. ‘A’ (a)	7,350	188
Peet’s Coffee & Tea, Inc. (a)	7,000	231
PeopleSupport, Inc. (a)(c)	48,060	438
PF Chang’s China Bistro, Inc. (a)(c)	10,100	596
Quiksilver, Inc. (a)	36,000	575
RARE Hospitality International, Inc. (a)	24,630	750
Sapient Corp. (a)	72,700	577
Shamir Optical Industry Ltd. (a)	41,240	666
Signature Bank & Trust (a)	24,730	603
Standard Pacific Corp.	13,000	1,143
The9 Ltd. SP - ADR (a)	10,000	260
Unit Corp. (a)	13,900	612
United Natural Foods, Inc. (a)	24,270	737
Universal Technical Institute, Inc. (a)	15,000	498
Varian Semiconductor Equipment Associates, Inc. (a)	17,130	634
VCA Antech, Inc. (a)	36,310	881
WebSideStory, Inc. (a)	13,000	191
Westcorp, Inc.	10,680	560
Wintrust Financial Corp.	11,000	576

		34,849

Total Common Stocks (Cost $72,782)		86,560

22  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 14.0%

Collateral Invested for Securities on Loan (b) 10.3%

Adirondack 2005-1 Corp.
3.388% due 09/08/2005	$2,000	$1,987
Bavaria TRR Corp.
3.289% due 07/25/2005	3,000	2,993
Canadian Imperial Bank
3.350% due 07/01/2005	3,330	3,330
ING Belgium S.A.
3.400% due 07/01/2005	1,000	1,000

		9,310

Repurchase Agreement 3.7%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Fannie Mae 3.860% due 02/22/2008 valued at $3,428. Repurchase proceeds are $3,359.)	3,359	3,359

Total Short-Term Instruments (Cost $12,669)		12,669

Total Investments (d) 109.6% (Cost $85,451)		$99,229

Other Assets and Liabilities (Net) (9.6%)		(8,656)

Net Assets 100.0%		$90,573

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Security purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $8,944; cash collateral of $9,291 was received with which the Fund purchased securities.
(d)	Securities with an aggregate value of $39,291, which represents 43.38% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  23

Schedule of Investments

RCM Global Technology Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 96.2%

Aerospace 2.4%
United Technologies Corp. (d)	536,240	$27,536

Capital Goods 0.0%

Tyco International Ltd. (a)(d)	10,000	292

Communications 3.3%

NeuStar, Inc. ‘A’ (a)	203,300	5,204
Nextel Partners, Inc. ‘A’ (a)(d)	1,310,050	32,974

		38,178

Consumer Discretionary 0.0%

Nintendo Co., Ltd.	5,540	578

Consumer Services 0.8%

DreamWorks Animation SKG, Inc. ‘A’ (a)	1,000	26
Greenfield Online, Inc. (a)(d)	319,410	3,881
Usen Corp. (a)	154,430	4,059
XM Satellite Radio Holdings, Inc. ‘A’ (a)(d)	37,910	1,276

		9,242

Energy 3.1%

Cooper Cameron Corp. (a)	42,710	2,650
Diamond Offshore Drilling, Inc.	111,690	5,968
Halliburton Co. (d)	254,780	12,184
Nabors Industries Ltd. (a)	6,080	369
National-Oilwell, Inc. (a)	25,460	1,210
Schlumberger Ltd. (d)	34,290	2,604
Smith International, Inc. (d)	34,170	2,177
Transocean, Inc. (a)	108,120	5,835
Ultra Petroleum Corp. (a)	51,560	1,565
Weatherford International Ltd. (a)	18,430	1,069

		35,631

Financial & Business Services 1.0%

Infosys Technologies Ltd.	52,000	11,269

Healthcare 4.7%

Affymetrix, Inc. (a)(d)	350,570	18,906
IVAX Corp. (a)(d)	823,630	17,708
PacifiCare Health Systems, Inc. (a)	9,180	656
WellPoint, Inc. (a)(d)	249,330	17,363

		54,633

Technology 80.9%

Apple Computer, Inc. (a)	259,450	9,550
Autodesk, Inc.	1,006,480	34,593
Broadcom Corp. ‘A’ (a)(d)	829,170	29,444
Chartered Semiconductor Manufacturing Ltd. SP - ADR (a)	30,663,000	23,863
Cognizant Technology Solutions Corp. ‘A’ (a)	259,160	12,214
Comverse Technology, Inc. (a)	952,270	22,521
Corning, Inc. (a)	1,842,860	30,628
Ctrip.com International Ltd. SP - ADR	281,220	14,308
Cypress Semiconductor Corp. (a)(d)	1,543,760	19,436
EMC Corp. (a)(d)	2,983,040	40,897
Energy Conversion Devices, Inc. (a)(d)	1,000	22
F5 Networks, Inc. (a)(d)	262,170	12,384
Google, Inc. ‘A’ (a)(d)	201,830	59,368
Hewlett-Packard Co. (d)	1,253,590	29,472
Infosys Technology Ltd. SP - ADR (d)	26,240	2,033
Intel Corp. (a)	10,000	261
International Rectifier Corp. (a)	249,540	11,908
Intuit, Inc. (a)(d)	387,780	17,493
Juniper Networks, Inc. (a)	1,338,800	33,711
Lucent Technologies, Inc. - Warrants Exp. 12/10/2007 (a)(h)	1,989	2
Macromedia, Inc. (a)	10,000	382
Marvell Technology Group Ltd. (a)(d)	825,400	31,398
McAfee, Inc. (a)	24,280	636
Microchip Technology, Inc.	399,460	11,832
Monster Worldwide, Inc. (a)(d)	657,020	18,843
Motorola, Inc.	1,280,050	23,374
National Semiconductor Corp.	1,322,790	29,141
NAVTEQ Corp. (a)	4,710	175
NCR Corp. (a)	984,690	34,582
Netease.com, Inc. SP - ADR (a)(d)	32,630	1,863
Network Appliance, Inc. (a)(d)	59,100	1,671
Nokia Corp. SP - ADR (a)	1,285,210	21,386
Oracle Corp. (a)	3,539,760	46,725
QUALCOMM, Inc.	10,000	330
Red Hat, Inc. (a)(d)	2,980,430	39,044
Samsung Electronics Co., Ltd. (a)	18,990	8,994
SanDisk Corp. (a)(d)	1,173,170	27,839
Shanda Interactive Entertainment Ltd. SP - ADR (a)(d)	1,057,130	38,892
Softbank Corp.	14,400	561
Symantec Corp. (a)	703,560	15,295
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR	3,199,961	29,184
Telvent GIT S.A. (a)	373,600	3,848
Tencent Holdings Ltd.	21,839,000	16,500
Tessera Technologies, Inc. (a)	263,173	8,793
Trend Micro, Inc.	2,850	101
VeriSign, Inc. (a)(d)	1,769,960	50,904
Yahoo!, Inc. (a)(d)	2,214,940	76,748

		943,149

Total Common Stocks (Cost $962,862)		1,120,508

	# of Contracts

PURCHASED PUT OPTIONS 0.9%

NASDAQ 100 Index (CBOT)
Strike @ 36.000 Exp. 09/17/2005	32,970	2,143
NASDAQ 100 TR Index (CBOT)
Strike @ 37.000 Exp. 08/20/2005	96,397	8,194

Total Purchased Put Options (Cost $9,564)		10,337

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 27.9%

Collateral Invested for Securities on Loan (c) 23.0%

Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$4,000	3,993
3.387% due 09/08/2005	10,000	9,935
Bank of America N.A.
3.518% due 07/01/2005 (b)	10,000	10,000
Bavaria TRR Corp.
3.106% due 07/01/2005	10,000	9,999
3.460% due 07/01/2005	12,000	11,999
3.304% due 07/11/2005	2,000	1,998
3.289% due 07/25/2005	3,000	2,993
Bavaria Universal Funding
3.268% due 07/20/2005	5,000	4,991
Bayerische Landesbank NY
3.320% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	28,000	28,000
Canadian Imperial Bank
3.350% due 07/01/2005	19,329	19,329
CC USA, Inc.
3.258% due 07/05/2005 (b)	1,000	1,001
3.267% due 07/05/2005 (b)	2,000	2,002
CIT Group, Inc.
3.207% due 07/29/2005 (b)	2,000	2,009
3.213% due 07/29/2005 (b)	5,000	5,023
Citigroup Global Markets, Inc.
3.588% due 07/01/2005 (b)	27,000	27,000
Countrywide Home Loans, Inc.
3.417% due 08/26/2005 (b)	4,500	4,500
Credit Suisse First Boston
3.090% due 07/08/2005 (b)	2,000	2,000
3.511% due 02/06/2006 (b)	3,000	3,002
3.501% due 02/27/2006 (b)	1,000	1,001
3.502% due 02/27/2006 (b)	1,500	1,501
3.507% due 02/27/2006 (b)	10,000	10,007
CS First Boston USA, Inc.
3.506% due 07/05/2005 (b)	2,000	2,006
Davis Square Funding IV Corp.
3.268% due 08/09/2005	900	895
Goldman Sachs Group LP
3.210% due 09/12/2005 (b)	16,000	16,003
ING Belgium S.A.
3.400% due 07/01/2005	17,156	17,156
K2 LLC
3.210% due 09/15/2005 (b)	5,000	4,999
Morgan Stanley
3.300% due 02/03/2006 (b)	5,000	5,000
Natexis Banques Populaires
3.513% due 08/16/2005 (b)	7,000	6,998
3.518% due 08/16/2005 (b)	1,000	1,000
Northern Rock PLC
3.150% due 02/03/2006 (b)	2,000	2,000
Park Sienna LLC
3.316% due 07/20/2005	10,030	10,011
Sierra Madre Funding Delaware Corp.
3.099% due 07/05/2005	2,000	1,999
3.107% due 07/05/2005	2,000	1,999
Sigma Finance, Inc.
3.270% due 03/06/2006 (b)	24,000	23,995
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	7,000	7,000
Treasury Bank N.A.
3.354% due 02/27/2006 (b)	1,000	1,000
Verizon Network Funding
3.134% due 07/05/2005	3,000	2,999

		268,343

Repurchase Agreement 4.9%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.010% due 09/17/2008 valued at $58,193. Repurchase proceeds are $57,054.)	57,050	57,050

Total Short-Term Instruments (Cost $325,361)		325,393

Total Investments (e) 125.0% (Cost $1,297,787)		$1,456,238

Written Options (f) (0.1%) (Premiums $1,397)		(607)

Other Assets and Liabilities (Net) (24.9%)		(290,268)

Net Assets 100.0%		$1,165,363

24  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Notes to Schedule of Investments

(amounts in thousands, except number of contracts and shares):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $258,745; cash collateral of $267,956 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $54,578, which represents 4.68% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(f)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOE eBay, Inc.	$27.500	01/21/2006	3,590	$540	$467
Put - CBOE Juniper Networks, Inc.	20.000	07/16/2005	8,598	477	43
Put - CBOE Silicon Laboratories, Inc.	25.000	07/16/2005	4,859	380	97

				$1,397	$607

(g)	Short sales open at June 30, 2005 were as follows:

Type	Shares	Value	Proceeds
Amazon.com, Inc.	236,080	$7,810	$8,200
Applied Materials, Inc.	734,100	11,878	11,658
BEA Systems, Inc.	678,700	5,959	5,974
Hyperion Solutions Corp.	247,780	9,970	10,259
Sun Microsystems, Inc.	10,000	37	36
Take-Two Interactive Software, Inc.	133,700	3,403	3,560
Western Digital Corp.	173,300	2,326	2,345

		$41,383	$42,032

(h)	The Warrants entitle the Fund to purchase 1 share of Lucent Technologies, Inc. for every Warrant held at $2.75 until December 10, 2007.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  25

Schedule of Investments

RCM International Growth Equity Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 99.6%

Australia 3.1%

Alumina, Ltd. (b)	273,400	$1,154
Brambles Industries Ltd.	99,325	615

		1,769

Belgium 1.0%

KBC Bancassurance Holding	7,475	590

Canada 2.4%

Shoppers Drug Mart Corp.	6,400	222
Shoppers Drug Mart Corp. (a)	33,075	1,147

		1,369

China 3.5%

China Mobile (Hong Kong) Ltd.	188,500	698
SINA Corp. (b)(d)	19,925	556
Television Broadcasting	137,000	776

		2,030

France 12.5%

Accor S.A. (b)	20,125	941
Axa S.A.	25,600	637
Axalto Holding NV (b)	24,200	729
Companie Generale de Geophysique S.A. (b)(d)	7,150	605
France Telecom S.A. (b)	42,850	1,246
Sanofi-Synthelabo S.A.	14,550	1,192
TotalFinaElf S.A.	5,550	1,299
Vivendi Universal S.A.	18,150	569

		7,218

Germany 9.4%

BAYER AG	53,950	1,793
Puma AG Rudolf Dassler Sport	2,270	561
Schwarz Pharma AG	13,200	600
Siemens AG	11,700	850
Stada Arzneimittel AG	21,275	778
TUI AG (b)	36,200	894

		5,476

Greece 3.2%

Hellenic Telecommunications Organization S.A. (b)	64,410	1,243
National Bank of Greece S.A.	17,325	592

		1,835

Hong Kong 1.3%

Li & Fung Ltd.	370,000	766

Indonesia 1.2%

PT Telekomunikasi Indonesia (b)	34,300	715

Italy 4.2%

Banca Intesa SpA (b)	130,050	595
Eni SpA	25,025	643
Fastweb (b)	13,700	591
Unicredito Italiano SpA (b)	110,675	586

		2,415

Japan 14.3%

Canon, Inc.	16,400	873
Daito Trust Construct Co., Ltd.	18,800	702
Mitsui Fudosan Co., Ltd.	91,000	1,015
Mizuho Financial Group, Inc.	185	832
Nikko Cordial Cop. (b)	157,000	686
Orix Corp.	9,200	1,374
Rakuten, Inc. (b)	565	455
Takefuji Corp.	18,210	1,226
Toyota Motor Credit Corp.	31,100	1,110

		8,273

Netherlands 5.0%

ASML Holding NV (b)	36,550	573
IHC Caland NV (b)	9,575	656
Randstd Holding NV (b)	8,200	283
Royal Numico NV (b)	20,950	836
Vedior NV	38,600	543

		2,891

Norway 1.0%

Petroleum Geo-Services ASA (b)	25,200	607

Philippines 0.8%

SM Investments Corp. (b)	98,710	450

Singapore 3.1%

Keppel Corp.	120,000	887
SembCorp Industries Ltd.	567,520	896

		1,783

South Korea 2.0%

Samsung Electronics Co., Ltd.	2,480	1,174

Spain 2.1%

ACS Actividades Construcciones y Servicios S.A.	42,675	1,192

Switzerland 4.9%

Credit Suisse Group	36,150	1,417
Swiss Reinsurance Co.	9,075	556
UBS AG	11,275	879

		2,852

Taiwan 1.2%

United Microelectronics Corp. SP - ADR (b)(d)	175,100	720

Thailand 1.8%

Bangkok Bank Public Co., Ltd.	220,600	574
Siam Cements Public Co., Ltd. (b)	84,400	493

		1,067

United Kingdom 21.6%

Anglo Irish Bank Corp. PLC	48,175	597
ARM Holdings PLC	305,525	617
BHP Billiton PLC	93,450	1,191
Cadbury Schweppes PLC	118,400	1,127
Cairn Energy USA, Inc. (b)	28,350	683
Diageo PLC	40,000	588
GlaxoSmithKline PLC	91,525	2,212
Man Group PLC	25,025	646
Reckitt Benckiser PLC	27,125	797
Royal Bank of Scotland PLC	28,350	854
Sage Group PLC	291,025	1,163
Serco Group PLC (b)	128,600	586
Sportingbet PLC (b)	108,075	632
WPP Group PLC	83,250	853

		12,546

Total Common Stocks (Cost $55,057)		57,738

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 5.0%

Collateral Invested for Securities on Loan (c) 3.3%

Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (f)	$1,000	1,000
Canadian Imperial Bank
3.350% due 07/01/2005	904	904

		1,904

Repurchase Agreement 1.7%
State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Fannie Mae 3.860% due 02/22/2008 valued at $1,011. Repurchase proceeds are $988.)	988	988

Total Short-Term Instruments (Cost $2,892)		2,892

Total Investments (e) 104.6% (Cost $57,949)		$60,630

Other Assets and Liabilities (Net) (4.6%)		(2,644)

Net Assets 100.0%		$57,986

Notes to Schedule of Investments

(amounts in thousands):

(a)	Security purchased under Rule 144A of the 1993 Securities Act and, unless registered under the act or exempt from registration, may only be sold to qualified institutional investors.
(b)	Non-income producing security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $1,809; cash collateral of $1,900 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $53,836, which represents 92.84% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(f)	Variable rate security.

26  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

(This Page Intentionally Left Blank)

06.30.05  |  Allianz Funds Annual Report  27

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
NACM Global Fund

Class D
06/30/2005	$14.24	$0.00	(a)	$1.80	(a)	$1.80	$0.00	$(0.61)	$(0.61)
06/30/2004	11.72	(0.07	)(a)	3.53	(a)	3.46	0.00	(0.95)	(0.95)
07/19/2002 - 06/30/2003	10.00	(0.05	)(a)	1.80	(a)	1.75	(0.03)	0.00	(0.03)

NACM International Fund

Class D
10/29/2004 - 06/30/2005	$14.81	$0.30	(a)	$1.23	(a)	$1.53	$(0.08)	$0.00	$(0.08)

NACM Pacific Rim Fund

Class D
06/30/2005	$9.23	$0.02	(a)	$0.85	(a)	$0.87	$0.00	$(0.13)	$(0.13)
06/30/2004	6.28	(0.03	)(a)	2.93	(a)	2.90	0.00	0.00	0.00
07/31/2002 - 06/30/2003	6.86	0.02	(a)	(0.60	)(a)	(0.58)	0.00	0.00	0.00

NFJ International Value Fund

Class D
03/31/2005 - 06/30/2005	$15.21	$0.20	(a)	$0.04	(a)	$0.24	$(0.08)	$0.00	$(0.08)

28  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
NACM Global Fund

Class D
06/30/2005	$0.01	(a)	$15.44	12.86%	$73	1.57	%(g)(h)	0.02%		148%
06/30/2004	0.01	(a)	14.24	30.44	23	1.56	(d)	(0.50)		203
07/19/2002 - 06/30/2003	0.00		11.72	17.55	33	1.55	*(c)	(0.53	)*	260

NACM International Fund

Class D
10/29/2004 - 06/30/2005	$0.00		$16.26	10.34%	$80	1.45	%*	2.79	%*	107%

NACM Pacific Rim Fund

Class D
06/30/2005	$0.00		$9.97	9.49%	$4,731	1.90	%(g)(j)	0.22%		101%
06/30/2004	0.05	(a)	9.23	46.97	1,211	1.86	(f)	(0.34)		118
07/31/2002 - 06/30/2003	0.00		6.28	(8.45)	12	1.90	*(e)	0.35	*	264

NFJ International Value Fund

Class D
03/31/2005 - 06/30/2005	$0.00		$15.37	1.61%	$20	1.31	%*(b)(i)	5.46	%*	61%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.30%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 11.40%.
(d)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.55%.
(e)	Ratio of expenses to average net assets excluding interest and tax expense is 1.90%.
(f)	Ratio of expenses to average net assets excluding tax expense is 1.85%.
(g)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(h)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 1.52%.
(i)	Effective May 1, 2005, the Fund paid an Advisory Fee of 0.60%.
(j)	Ratio of expenses to average net assets excluding trustees’, interest and tax expense is 1.80%.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fee
RCM Biotechnology Fund

Class D
06/30/2005	$25.67	$(0.35	)(a)	$(0.74	)(a)	$(1.09)	$0.00	$0.00	$0.00	$0.01	(a)
06/30/2004	21.24	(0.37	)(a)	4.79	(a)	4.42	0.00	0.00	0.00	0.01	(a)
06/30/2003	15.96	(0.25	)(a)	5.53	(a)	5.28	0.00	0.00	0.00	0.00
06/30/2002	29.80	(0.32	)(a)	(13.52	)(a)	(13.84)	0.00	0.00	0.00	0.00
01/01/2001 - 06/30/2001	36.39	(0.18	)(a)	(6.41	)(a)	(6.59)	0.00	0.00	0.00	0.00

RCM Global Healthcare Fund

Class D
06/30/2005	$20.79	$(0.06	)(a)	$0.45	(a)	$0.39	$0.00	$0.00	$0.00	$0.00
06/30/2004	18.64	(0.19	)(a)	2.34	(a)	2.15	0.00	0.00	0.00	0.00
06/30/2003	16.25	(0.15	)(a)	2.54	(a)	2.39	0.00	0.00	0.00	0.00
06/30/2002	21.65	(0.19	)(a)	(4.53	)(a)	(4.72)	0.00	(0.68)	(0.68)	0.00
01/01/2001 - 06/30/2001	24.60	(0.09	)(a)	(2.86	)(a)	(2.95)	0.00	0.00	0.00	0.00

RCM Global Small-Cap Fund

Class D
06/30/2005	$19.62	$(0.10	)(a)	$2.94	(a)	$2.84	$0.00	$0.00	$0.00	$0.01	(a)
06/30/2004	13.54	(0.14	)(a)	6.21	(a)	6.07	0.00	0.00	0.00	0.01	(a)
06/30/2003	13.18	(0.10	)(a)	0.46	(a)	0.36	0.00	0.00	0.00	0.00
06/30/2002	16.14	(0.17	)(a)	(2.79	)(a)	(2.96)	0.00	0.00	0.00	0.00
01/01/2001 - 06/30/2001	18.59	(0.11	)(a)	(2.34	)(a)	(2.45)	0.00	0.00	0.00	0.00

RCM Global Technology Fund

Class D
06/30/2005	$32.23	$(0.41	)(a)	$1.47	(a)	$1.06	$0.00	$0.00	$0.00	$0.00
06/30/2004	24.26	(0.47	)(a)	8.44	(a)	7.97	0.00	0.00	0.00	0.00
06/30/2003	20.47	(0.25	)(a)	4.04	(a)	3.79	0.00	0.00	0.00	0.00
06/30/2002	32.42	(0.32	)(a)	(11.63	)(a)	(11.95)	0.00	0.00	0.00	0.00
01/01/2001 - 06/30/2001	50.09	(0.09	)(a)	(17.58	)(a)	(17.67)	0.00	0.00	0.00	0.00

RCM International Growth Equity Fund

Class D
06/30/2005	$9.34	$0.10	(a)	$0.65	(a)	$0.75	$(0.09)	$0.00	$(0.09)	$0.01	(a)
06/30/2004	7.44	0.00	(a)	1.99	(a)	1.99	(0.09)	0.00	(0.09)	0.00
06/30/2003	8.30	0.05	(a)	(0.93	)(a)	(0.88)	(0.05)	0.00	(0.05)	0.07	(a)
06/30/2002	11.03	0.01	(a)	(2.51	)(a)	(2.50)	(0.23)	0.00	(0.23)	0.00
01/01/2001 - 06/30/2001	13.82	0.02	(a)	(2.81	)(a)	(2.79)	0.00	0.00	0.00	0.00

30  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Net Asset Value End of Period	Total Return	Net Assets End of Period(000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income(Loss) to Average Net Assets	Portfolio Turnover Rate
RCM Biotechnology Fund
Class D
06/30/2005	$24.59	(4.21)%	$230,378	1.60	%(i)(j)	1.60	%(i)(j)	(1.45)%	139%
06/30/2004	25.67	20.86	325,334	1.61	(f)	1.61	(f)	(1.58)	121
06/30/2003	21.24	33.08	319,143	1.61	(f)	1.61	(f)	(1.45)	145
06/30/2002	15.96	(46.43)	293,216	1.54		1.54		(1.32)	76
01/01/2001 - 06/30/2001	29.80	(18.11)	760,362	1.50	*	1.50	*	(1.27)*	43

RCM Global Healthcare Fund

Class D
06/30/2005	$21.18	1.88%	$125,756	1.60	%(i)(j)	1.60	%(i)(j)	(0.29)%	210%
06/30/2004	20.79	11.53	167,820	1.61	(f)	1.61	(f)	(0.98)	257
06/30/2003	18.64	14.71	170,980	1.61	(f)	1.61	(f)	(0.94)	151
06/30/2002	16.25	(22.15)	166,442	1.54		1.57		(0.98)	145
01/01/2001 - 06/30/2001	21.65	(11.99)	240,503	1.50	*	1.54	*	(0.87)*	69

RCM Global Small-Cap Fund

Class D
06/30/2005	$22.47	14.53%	$11,943	1.85	%(c)(k)	1.85	%(c)(k)	(0.50)%	96%
06/30/2004	19.62	44.90	8,679	1.85		1.85		(0.79)	111
06/30/2003	13.54	2.73	5,172	1.86	(m)	1.86	(g)	(0.87)	183
06/30/2002	13.18	(18.34)	6,840	1.92		2.70		(1.25)	326
01/01/2001 - 06/30/2001	16.14	(13.18)	16,842	1.75	*	2.64	*	(1.30)*	134

RCM Global Technology Fund

Class D
06/30/2005	$33.29	3.29%	$227,046	1.74	%(h)(k)	1.74	%(h)(k)	(1.28)%	238%
06/30/2004	32.23	32.85	216,760	1.76	(d)	1.76	(d)	(1.56)	206
06/30/2003	24.26	18.51	155,574	1.76	(e)	1.76	(e)	(1.32)	237
06/30/2002	20.47	(36.92)	149,774	1.63		1.65		(1.19)	343
01/01/2001 - 06/30/2001	32.42	(35.22)	258,371	1.56	*	1.56	*	(0.45)*	386

RCM International Growth Equity Fund

Class D
06/30/2005	$10.01	8.08%	$1,189	1.53	%(k)(l)	1.53	%(k)(l)	1.00%	138%
06/30/2004	9.34	26.84	1,398	1.49	(b)	1.49	(b)	0.01	90
06/30/2003	7.44	(9.68)	3,547	1.53	(b)	1.53	(b)	0.75	86
06/30/2002	8.30	(22.89)	5,904	1.45		1.80		0.14	261
01/01/2001 - 06/30/2001	11.03	(20.19)	10,832	1.25	*	1.94	*	0.33 *	84

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.45%.
(c)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 1.82%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.75%.
(e)	Ratio of expenses to average net assets excluding interest expense is 1.75%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.60%.
(g)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 1.73%.
(i)	Ratio of expenses to average net assets excluding trustees’ expense is 1.59%.
(j)	Effective April 1, 2005, the Administrative Fee was reduced by 0.05%.
(k)	Effective April 1, 2005, the Administrative Fee was reduced by 0.10%.
(l)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.43%.
(m)	Ratio of expenses to average net assets excluding interest expense is 1.85%.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  31

Statements of Assets and Liabilities

June 30, 2005

Amounts in thousands, except per share amounts	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund	NFJ International Value Fund	RCM Biotechnology Fund
Assets:

Investments, at value	$13,752	$69,645	$59,056	$3,463	$340,974
Repurchase agreement, at value	0	0	0	751	0
Cash	1	12	59	1	530
Foreign currency, at value	6	221	875	0	0
Security lending interest receivable	0	0	3	0	12
Receivable for investments sold	14	20	0	0	19,643
Receivable for Fund shares sold	122	562	170	258	332
Interest and dividends receivable	17	191	97	18	0
Other assets	0	0	0	0	2

	13,912	70,651	60,260	4,491	361,493

Liabilities:

Payable for investments purchased	$29	$8	$0	$392	$3,551
Payable for short sales	0	0	0	0	10,892
Overdraft due to Custodian	0	0	0	0	0
Written options outstanding	0	0	0	0	146
Payable for Fund shares redeemed	0	78	2,056	5	794
Payable for collateral for securities on loan	0	0	2,405	208	84,225
Dividends payable	0	0	0	0	1
Accrued investment advisory fee	8	34	44	3	191
Accrued administration fee	5	29	29	1	85
Accrued distribution fee	5	5	17	0	10
Accrued servicing fee	3	5	12	0	53
Other liabilities	6	15	44	1	0

	56	174	4,607	610	99,948

Net Assets	$13,856	$70,477	$55,653	$3,881	$261,545

Net Assets Consist of:

Paid in capital	$12,544	$68,021	$50,234	$3,209	$616,701
Undistributed (overdistributed) net investment income	520	670	349	62	0
Accumulated undistributed net realized gain (loss)	120	251	460	147	(365,267)
Net unrealized appreciation	672	1,535	4,610	463	10,111

	$13,856	$70,477	$55,653	$3,881	$261,545

Net Assets:

Class D	$73	$80	$4,731	$20	$230,378
Other Classes	13,783	70,397	50,922	3,861	31,167

Shares Issued and Outstanding:

Class D	5	5	474	1	9,369

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Class D	$15.44	$16.26	$9.97	$15.37	$24.59

Cost of Investments Owned	$13,076	$68,104	$54,422	$2,999	$330,159

Cost of Repurchase Agreements Owned	$0	$0	$0	$751	$0

Cost of Foreign Currency Held	$6	$222	$887	$0	$0

32  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Amounts in thousands, except per share amounts	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund
Assets:

Investments, at value	$174,487	$99,229	$1,456,238	$60,630
Repurchase agreement, at value	0	0	0	0
Cash	55	1	0	7
Foreign currency, at value	36	321	10	78
Security lending interest receivable	2	3	99	1
Receivable for investments sold	5,850	2,430	70,652	3,009
Receivable for Fund shares sold	177	449	1,433	37
Interest and dividends receivable	211	121	723	114
Other assets	1	2	4	0

	180,819	102,556	1,529,159	63,876

Liabilities:

Payable for investments purchased	$4,448	$2,377	$40,889	$3,755
Payable for short sales	0	0	41,383	0
Overdraft due to Custodian	0	0	7,259	0
Written options outstanding	0	0	607	0
Payable for Fund shares redeemed	346	142	3,494	139
Payable for collateral for securities on loan	11,683	9,310	268,343	1,904
Dividends payable	0	0	0	0
Accrued investment advisory fee	109	73	888	24
Accrued administration fee	69	34	410	28
Accrued distribution fee	12	22	243	24
Accrued servicing fee	34	15	191	11
Other liabilities	10	10	89	5

	16,711	11,983	363,796	5,890

Net Assets	$164,108	$90,573	$1,165,363	$57,986

Net Assets Consist of:

Paid in capital	$188,991	$84,643	$1,692,021	$177,660
Undistributed (overdistributed) net investment income	(82)	(39)	(141)	(20)
Accumulated undistributed net realized gain (loss)	(29,637)	(7,806)	(686,376)	(122,333)
Net unrealized appreciation	4,836	13,775	159,859	2,679

	$164,108	$90,573	$1,165,363	$57,986

Net Assets:

Class D	$125,756	$11,943	$227,046	$1,189
Other Classes	38,352	78,630	938,317	56,797

Shares Issued and Outstanding:

Class D	5,937	532	6,820	119

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Class D	$21.18	$22.47	$33.29	$10.01

Cost of Investments Owned	$169,626	$85,451	$1,297,787	$57,949

Cost of Repurchase Agreements Owned	$0	$0	$0	$0

Cost of Foreign Currency Held	$36	$322	$11	$79

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  33

Statements of Operations

Year Ended June 30, 2005

Amounts in thousands	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund	NFJ International Value Fund	RCM Biotechnology Fund
Investment Income:

Interest	$7	$36	$21	$1	$248
Dividends, net of foreign taxes	138	1,177	1,021	103	5
Security lending income	0	0	20	0	200
Miscellaneous income	0	0	0	0	1

Total Income	145	1,213	1,062	104	454

Expenses:

Investment advisory fees	64	195	465	3	2,740
Administration fees	49	144	339	9	1,338
Transfer agent fees	0	8	0	0	0
Servicing fees - Class D	0	0	7	0	684
Distribution and/or servicing fees - Other Classes	58	34	285	0	203
Trustees’ fees	1	1	4	0	25
Audit fee	0	4	0	0	0
Custodian fees	0	41	0	0	0
Interest expense	0	0	7	0	0
Tax expense	4	0	50	0	0
Miscellaneous expense	0	14	0	0	0

Total Expenses	176	441	1,157	12	4,990

Reimbursement by Manager	0	(47)	0	0	0

Net Expenses	176	394	1,157	12	4,990

Net Investment Income (Loss)	(31)	819	(95)	92	(4,536)

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	645	1,195	1,214	269	24,648
Net realized gain (loss) on futures contracts and options	0	0	0	0	0
Net realized gain (loss) on foreign currency transactions	45	(127)	734	0	88
Net change in unrealized appreciation (depreciation) on investments	379	393	2,108	168	(38,250)
Net change in unrealized appreciation on futures contracts and options	0	0	0	0	366
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(6)	(4)	0	0

Net Gain (Loss)	1,069	1,455	4,052	437	(13,148)

Net Increase from Repayments by Investment Manager	0	0	0	0	0

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,038	$2,274	$3,957	$529	$(17,684)

34  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Amounts in thousands	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund
Investment Income:

Interest	$61	$79	$788	$7
Dividends, net of foreign taxes	2,245	867	1,654	1,865
Security lending income	35	23	478	3
Miscellaneous income	15	0	0	1

Total Income	2,356	969	2,920	1,876

Expenses:

Investment advisory fees	1,437	689	5,598	392
Administration fees	967	364	2,760	482
Transfer agent fees	0	0	0	0
Servicing fees - Class D	364	26	539	3
Distribution and/or servicing fees - Other Classes	223	315	830	434
Trustees’ fees	14	5	44	7
Audit fee	0	0	0	0
Custodian fees	0	0	0	0
Interest expense	2	2	0	52
Tax expense	0	13	0	17
Miscellaneous expense	0	0	47	0

Total Expenses	3,007	1,414	9,818	1,387

Reimbursement by Manager	0	0	0	0

Net Expenses	3,007	1,414	9,818	1,387

Net Investment Income (Loss)	(651)	(445)	(6,898)	489

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	(2,796)	3,508	60,740	10,404
Net realized gain (loss) on futures contracts and options	11	0	(6,248)	0
Net realized gain (loss) on foreign currency transactions	1,450	554	633	7,855
Net change in unrealized appreciation (depreciation) on investments	4,313	5,344	(39,686)	(10,739)
Net change in unrealized appreciation on futures contracts and options	0	0	1,836	0
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(8)	(5)	2	13

Net Gain (Loss)	2,970	9,401	17,277	7,533

Net Increase from Repayments by Investment Manager	0	0	13	0

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,319	$8,956	$10,392	$8,022

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  35

Statements of Changes in Net Assets

Amounts in thousands	NACM Global Fund		NACM International Fund			NACM Pacific Rim Fund		NFJ International Value Fund
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Period from April 1, 2004 to June 30, 2004	Year Ended March 31, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(31)	$(23)	$819	$76	$118	$(95)	$(139)	$92	$64
Net realized gain (loss)	690	508	1,068	73	1,783	1,948	2,846	269	326
Net change in unrealized appreciation (depreciation)	379	134	387	(202)	1,824	2,104	2,045	168	166

Net increase (decrease) resulting from operations	1,038	619	2,274	(52)	3,725	3,957	4,752	529	556

Distributions to Shareholders:

From net investment income
Class D	0	0	0	0	0	0	0	0	0
Other Classes	0	0	(224)	0	(179)	0	0	(102)	(47)
From net realized capital gains
Class D	(2)	(1)	0	0	0	(28)	0	0	0
Other Classes	(334)	(192)	(397)	0	0	(614)	0	(326)	(100)

Total Distributions	(336)	(193)	(621)	0	(179)	(642)	0	(428)	(147)

Fund Share Transactions:

Receipts for shares sold
Class D	72	18	81	0	0	4,694	4,431	19	0
Other Classes	9,561	4,740	61,295	3	1,004	32,201	60,191	1,452	50
Issued as reinvestment of distributions
Class D	2	1	0	0	0	27	0	0	0
Other Classes	288	166	621	0	179	395	0	417	147
Cost of shares redeemed
Class D	(28)	(34)	(1)	0	0	(1,310)	(3,229)	0	0
Other Classes	(2,418)	(1,003)	(3,433)	(1)	(5)	(31,759)	(24,177)	(35)	0

Net increase (decrease) resulting from Fund share transactions	7,477	3,888	58,563	2	1,178	4,248	37,216	1,853	197

Fund Redemption Fee	4	2	6	0	0	20	105	0	0

Total Increase (Decrease) in Net Assets	8,183	4,316	60,222	(50)	4,724	7,583	42,073	1,954	606

Net Assets:

Beginning of period	5,673	1,357	10,255	10,305	5,581	48,070	5,997	1,927	1,321

End of period*	$13,856	$5,673	$70,477	$10,255	$10,305	$55,653	$48,070	$3,881	$1,927

* Including undistributed (overdistributed) net investment income of:	$520	$245	$670	$163	$70	$349	$(207)	$62	$234

36  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Amounts in thousands	RCM Biotechnology Fund		RCM Global Healthcare Fund		RCM Global Small-Cap Fund
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(4,536)	$(5,584)	$(651)	$(1,971)	$(445)	$(281)
Net realized gain (loss)	24,736	88,406	(1,335)	48,309	4,062	3,513
Net change in unrealized appreciation (depreciation)	(37,884)	(19,289)	4,305	(25,804)	5,339	6,647

Net increase (decrease) resulting from operations	(17,684)	63,533	2,319	20,534	8,956	9,879

Distributions to Shareholders:

From net investment income
Class D	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0
From net realized capital gains
Class D	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0

Total Distributions	0	0	0	0	0	0

Fund Share Transactions:

Receipts for shares sold
Class D	21,298	50,998	12,643	36,764	6,106	6,190
Other Classes	17,149	30,724	18,000	27,443	51,675	47,576
Issued as reinvestment of distributions
Class D	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0
Cost of shares redeemed
Class D	(100,637)	(105,476)	(56,665)	(58,450)	(4,248)	(5,221)
Other Classes	(15,329)	(12,837)	(13,621)	(7,511)	(21,763)	(19,953)

Net increase (decrease) resulting from Fund share transactions	(77,519)	(36,591)	(39,643)	(1,754)	31,770	28,592

Fund Redemption Fee	74	89	18	27	28	18

Total Increase (Decrease) in Net Assets	(95,129)	27,031	(37,306)	18,807	40,754	38,489

Net Assets:

Beginning of period	356,674	329,643	201,414	182,607	49,819	11,330

End of period*	$261,545	$356,674	$164,108	$201,414	$90,573	$49,819

* Including undistributed (overdistributed) net investment income of:	$0	$(106)	$(82)	$(221)	$(39)	$(44)

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  37

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	RCM Global Technology Fund		RCM International Growth Equity Fund
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(6,898)	$(6,470)	$489	$287
Net increase from repayments by Investment Manager	13	0	0	0
Net realized gain	55,125	101,049	18,259	8,535
Net change in unrealized appreciation (depreciation)	(37,848)	11,604	(10,726)	10,164

Net increase resulting from operations	10,392	106,183	8,022	18,986

Distributions to Shareholders:

From net investment income
Class D	0	0	(10)	(42)
Other Classes	0	0	(834)	(843)

Total Distributions	0	0	(844)	(885)

Fund Share Transactions:

Receipts for shares sold
Class D	80,669	87,375	308	3,944
Other Classes	217,545	321,478	18,110	86,881
Issued in reorganization
Class D	6,290	0	0	0
Other Classes	597,483	0	0	0
Issued as reinvestment of distributions
Class D	0	0	10	41
Other Classes	0	0	790	758
Cost of shares redeemed
Class D	(83,957)	(77,620)	(615)	(7,053)
Other Classes	(190,671)	(203,043)	(60,601)	(76,124)

Net increase (decrease) resulting from Fund share transactions	627,359	128,190	(41,998)	8,447

Fund Redemption Fee	127	43	7	45

Total Increase (Decrease) in Net Assets	637,878	234,416	(34,813)	26,593

Net Assets:

Beginning of period	527,485	293,069	92,799	66,206

End of period*	$1,165,363	$527,485	$57,986	$92,799

* Including undistributed (overdistributed) net investment income of:	$(141)	$(4,632)	$(20)	$136

38  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Notes to Financial Statements

June 30, 2005

1. Organization

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-one separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses where applicable, currently included administrative, distribution, and servicing fees.

06.30.05  |  Allianz Funds Annual Report  39

Notes to Financial Statements (Cont.)

June 30, 2005

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Global Fund – $10,300; NACM International Fund – $159,097; NACM Pacific Rim Fund – $91,135; NFJ International Fund – $7,278; RCM Biotechnology Fund – $1,201; RCM Global Healthcare Fund – $100,555; RCM Global Small-Cap Fund – $91,331; RCM Global Technology Fund – $96,973; and RCM International Growth Equity Fund - $193,818.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. At June 30, 2005, $105,072 and $31,769,367 of cash was restricted and held as collateral by a counterparty to the RCM Financial Services and RCM Global Technology Funds, respectively, for written options outstanding.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. Each Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Kleinwort Wasserstein, an affiliate. The amount paid to Dresdner Kleinwort Wasserstein for the period ended June 30, 2005 was $209,115. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned

40  Allianz Funds Annual Report  |  06.30.05

on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

Short Sales. Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, is reflected as a liability in the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Allianz Global Investors Fund Management LLC (“AGIFM”), formerly known as PA Fund Management LLC, is an indirect subsidiary of Allianz Global Investors of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds also have a sub-advisor, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee
	All Classes	Inst’l Class		Admin. Class		Class A, B and C(1)		Class D(1)		Class R(1)
NACM Global Fund	0.70%	0.35	%(2)	0.35	%(2)	0.50	%(3)	0.50	%(3)	0.50	%(3)
NACM International Fund	0.60%	0.45	%(2)	N/A		0.60%		0.60%		N/A
NACM Pacific Rim Fund	0.90%	0.45	%(2)	N/A		0.60	%(3)	0.60	%(3)	N/A
NFJ International Value Fund	0.60%	0.45	%(2)	N/A		0.60%		0.60%		N/A
RCM Biotechnology Fund	0.90%	N/A		N/A		0.40	%(2)	0.40	%(2)	N/A
RCM Global Healthcare Fund	0.80%	N/A		N/A		0.50	%(2)	0.50	%(2)	N/A
RCM Global Small-Cap Fund	1.00%	0.35	%(2)	N/A		0.50	%(3)	0.50	%(3)	N/A
RCM Global Technology Fund	0.95%	0.30	%(3)	0.30	%(3)	0.45	%(3)	0.45	%(3)	N/A
RCM International Growth Equity Fund	0.50%	0.45	%(2)	0.45	%(2)	0.60	%(3)	0.60	%(3)	N/A

(1)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D, and R shares. Prior to April 1, 2005, the Administration Fee was subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B, and C shares in excess of $2.5 billion.
(2)	The Administration Fee was reduced by 0.05%.
(3)	The Administration Fee was reduced by 0.10%.

Redemption Fees. Investors in Class A, Class B and Class C shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

        Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks)

06.30.05  |  Allianz Funds Annual Report  41

Notes to Financial Statements (Cont.)

June 30, 2005

and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. Allianz Global Investors Distributors LLC (“AGID”), formerly known as PA Distributors LLC, and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2005.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2005, AGID received $380,824 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

AGIFM has agreed to waive a portion of the Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Institutional Class	Administrative Class	Class A	Class B	Class C	Class R
NACM Global Fund	1.10%	1.35%	1.55%	2.30%	2.30%	1.80%

AGIFM may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	06/30/2003	06/30/2004	06/30/2005
NACM Global Fund	$84	$0	$0

Prior to June 1, 2005, each unaffiliated Trustee received an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting was attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees received an additional annual retainer of $3,000, the Chairman of the Independent Trustees received an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees received an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in

42  Allianz Funds Annual Report  |  06.30.05

connection with extraordinary Fund activities or circumstances, the Trustee was compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses.

Effective June 1, 2005, each unaffiliated Trustee receives an annual retainer of $80,000, plus $3,000 for each Board of Trustees meeting attended ($1,000 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $80,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with an investigation of a regulatory or investment matters, the Trustee shall be compensated for such services at the rate of $2,500 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the period ended June 30, 2005, were as follows (amounts in thousands):

	Purchases	Sales
NACM Global Fund	$20,454	$13,326
NACM International Fund	91,510	34,160
NACM Pacific Rim Fund	56,173	50,936
NFJ International Value Fund	2,303	1,387
RCM Biotechnology Fund	404,711	486,791
RCM Global Healthcare Fund	368,053	403,043
RCM Global Small-Cap Fund	92,573	62,876
RCM Global Technology Fund	1,951,170	1,401,307
RCM International Growth Equity Fund	107,649	148,269

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	RCM Biotechnology Fund	RCM Global Healthcare Fund	RCM Global Technology Fund
	Premium
Balance at 06/30/2004	$0	$0	$750
Sales	512	100	6,956
Closing Buys	0	0	(2,043)
Expirations	0	(100)	(4,266)

Balance at 06/30/2005	$512	$0	$1,397

06.30.05  |  Allianz Funds Annual Report  43

Notes to Financial Statements (Cont.)

June 30, 2005

6. Federal Income Tax Matters

As of June 30, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Differences(2)	Accumulated Capital Losses(3)	Post-October Deferral(4)
NACM Global Fund	$527	$141	$(4)	$0	$0	$(7)
NACM International Fund	818	476	(6)	0	(160)	(78)
NACM Pacific Rim Fund	568	1,470	(24)	1	(878)	(11)
NFJ International Value Fund	62	147	(1)	0	0	0
RCM Biotechnology Fund	0	0	(679)	(25)	(358,425)	(945)
RCM Global Healthcare Fund	0	0	(9)	(13)	(26,573)	(683)
RCM Global Small-Cap Fund	0	0	(7)	1	(7,799)	(37)
RCM Global Technology Fund	0	0	667	(32)	(668,292)	(141)
RCM International Growth Equity Fund	645	0	(1)	0	(122,189)	(169)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Adjusted for appreciation/depreciation related to securities on loan.
(3)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(4)	Capital losses realized during the period November 1, 2004 through June 30, 2005 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2005, the Funds had accumulated capital losses expiring in the following years. The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	2009	2010		2011	2013
NACM International Fund	$0	$160	(5)	$0	$0
NACM Pacific Rim Fund	0	878	(5)	0	0
RCM Biotechnology Fund	32,085	260,520		65,820	0
RCM Global Healthcare Fund	0	21,256		5,317	0
RCM Global Small-Cap Fund	6,645	828		326	0
RCM Global Technology Fund	368,634	81,912		30,847	186,899	(7)
RCM International Growth Equity Fund	57,059	53,945	(6)	11,185	0

(5)	Represents acquired capital loss carryovers which may be limited under current tax law.
(6)	Includes $5,668,539 of acquired capital loss carryovers which may be limited under current tax law.
(7)	Includes $184,700,374 of acquired capital loss carryovers which may be limited under current tax law.

44  Allianz Funds Annual Report  |  06.30.05

As of June 30, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(8)
NACM Global Fund	$13,097	$989	$(334)	$655
NACM International Fund	68,239	2,823	(1,417)	1,406
NACM Pacific Rim Fund	54,763	5,896	(1,603)	4,293
NFJ International Value Fund	3,750	490	(26)	464
RCM Biotechnology Fund	336,056	26,062	(21,144)	4,918
RCM Global Healthcare Fund	172,092	11,492	(9,097)	2,395
RCM Global Small-Cap Fund	85,457	15,322	(1,550)	13,772
RCM Global Technology Fund	1,315,098	154,077	(12,937)	141,140
RCM International Growth Equity Fund	58,590	3,915	(1,875)	2,040

(8)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to PFIC mark-to-market, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

As of fiscal year ended June 30, 2005, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital
NACM Global Fund	$255	$81	$0
NACM International Fund	368	253	0
NACM Pacific Rim Fund	192	450	0
NFJ International Value Fund	323	105	0
RCM Biotechnology Fund	0	0	0
RCM Global Healthcare Fund	0	0	0
RCM Global Small-Cap Fund	0	0	0
RCM Global Technology Fund	0	0	0
RCM International Growth Equity Fund	844	0	0

(9)	Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

06.30.05  |  Allianz Funds Annual Report  45

Notes to Financial Statements (Cont.)

June 30, 2005

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Global Fund				NACM International Fund						NACM Pacific Rim Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Period from 04/01/2004 to 06/30/2004		Year Ended 03/31/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class D	5	$72	1	$18	5	$81	0	$0	0	$0	476	$4,694	503	$4,431
Other Classes	650	9,561	348	4,740	3,803	61,295	0	3	69	1,004	3,387	32,201	7,134	60,191

Issued as reinvestment of distributions

Class D	0	2	0	1	0	0	0	0	0	0	3	27	0	0
Other Classes	20	288	12	166	42	621	0	0	14	179	42	395	0	0

Cost of shares redeemed

Class D	(2)	(28)	(2)	(34)	0	(1)	0	0	0	0	(136)	(1,310)	(374)	(3,229)
Other Classes	(164)	(2,418)	(74)	(1,003)	(221)	(3,433)	0	(1)	0	(5)	(3,364)	(31,759)	(2,985)	(24,177)

Net increase (decrease) resulting from Fund share transactions	509	$7,477	285	$3,888	3,629	$58,563	0	$2	83	$1,178	408	$4,248	4,278	$37,216

	RCM Global Small-Cap Fund				RCM Global Technology Fund				RCM International Growth Equity Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class D	297	$6,106	353	$6,190	2,512	$80,669	2,919	$87,375	30	$308	505	$3,944
Other Classes	2,462	51,675	2,782	47,576	6,688	217,545	10,604	321,478	1,865	18,110	10,493	86,881

Issued in reorganization

Class D	0	0	0	0	186	6,290	0	0	0	0	0	0
Other Classes	0	0	0	0	17,777	597,483	0	0	0	0	0	0

Issued as reinvestment of distributions

Class D	0	0	0	0	0	0	0	0	1	10	5	41
Other Classes	0	0	0	0	0	0	0	0	76	790	87	758

Cost of shares redeemed
Class D	(207)	(4,248)	(293)	(5,221)	(2,604)	(83,957)	(2,606)	(77,620)	(62)	(615)	(837)	(7,053)
Other Classes	(1,042)	(21,763)	(1,132)	(19,953)	(5,851)	(190,671)	(6,690)	(203,043)	(5,996)	(60,601)	(9,210)	(76,124)

Net increase (decrease) resulting from Fund share transactions	1,510	$31,770	1,710	$28,592	18,708	$627,359	4,227	$128,190	(4,086)	$(41,998)	1,043	$8,447

46  Allianz Funds Annual Report  |  06.30.05

	NFJ International Value Fund				RCM Biotechnology Fund				RCM Global Healthcare Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class D	1	$19	0	$0	871	$21,298	2,131	$50,998	611	$12,643	1,900	$36,764
Other Classes	95	1,452	3	50	706	17,149	1,294	30,724	872	18,000	1,392	27,443

Issued as reinvestment of distributions

Class D	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	28	417	12	147	0	0	0	0	0	0	0	0

Cost of shares redeemed

Class D	0	0	0	0	(4,177)	(100,637)	(4,484)	(105,476)	(2,745)	(56,665)	(3,005)	(58,450)
Other Classes	(2)	(35)	0	0	(655)	(15,329)	(558)	(12,837)	(671)	(13,621)	(387)	(7,511)

Net increase (decrease) resulting from Fund share transactions	122	$1,853	15	$197	(3,255)	$(77,519)	(1,617)	$(36,591)	(1,933)	$(39,643)	(100)	$(1,754)

06.30.05  |  Allianz Funds Annual Report  47

Notes to Financial Statements (Cont.)

June 30, 2005

8. Fund Reorganization

NACM International Fund reorganized on October 15, 2004, when the Nicholas-Applegate International Systematic Fund (the “NACM Fund”) reorganized into a corresponding Fund of the Allianz Funds, a Massachusetts business trust. The NACM Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of the NACM International Fund. Prior to October 15, 2004, the NACM Fund bore expenses incurred specifically on its behalf plus an allocation of its share of the Nicholas-Applegate Institutional Funds.

9. Reorganization

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation
RCM Global Technology Fund	RCM Innovation Fund	May 27, 2005	17,963	$603,793	$603,793	$588,789	$1,192,582	$89,341

10. Regulatory and Litigation Matters

On September 13, 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), formerly known as PA Fund Management LLC, PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), formerly known as PA Distributors LLC, reached an agreement with the SEC in settlement of a complaint filed against AGIFM, PEA, and AGID in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund and the PEA Target Fund. Under the terms of the settlement, AGIFM, PEA and AGID consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, AGIFM, PEA and AGID agreed to pay a civil monetary penalty of $40,000,000 and disgorgement of $10,000,000. The SEC Order requires AGIFM, PEA and AGID to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1,600,000 paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with AGID and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, AGID and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15,000,000 and $3,000,000 for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, AGIFM, PEA and AGID reached an agreement with the SEC in settlement of a subpoena issued to AGID on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, AGIFM, PEA and AGID consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, AGIFM and AGID agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and AGIFM, PEA and AGID agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been AGID’s benefit. Those amounts were paid on September 15, 2004.

In a related action, AGID reached an agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, AGID agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and

48  Allianz Funds Annual Report  |  06.30.05

have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. AGIFM, PEA, AGID and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, AGIFM, PEA, AGID, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against AGIFM, PEA and AGID based on essentially the same circumstances as those cited in the 2004 settlements with the Securities and Exchange Commission and New Jersey Attorney General involving alleged “market timing” activities described above. The West Virginia Complaint alleges, among other things, that AGIFM, PEA and AGID improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised by AGIFM and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIFM, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIFM in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

On March 4, 2005, a putative class action lawsuit was filed in the Superior Court of Orange County, California against the Trust on behalf of holders of Class B shares of the Trust. The lawsuit seeks, among other things, relief from the obligation to pay a contingent deferred sales charge, or refunds of such charges already paid, on account of the purported market timing activity in certain Allianz Funds that is the subject of the regulatory proceedings discussed elsewhere in this subsection. On May 20, 2005, the Trust removed the action to the U.S. District Court for the Central District of California. On May 23, 2005, the Trust filed a Notice of Tag Along Action with the Judicial Panel on Multidistrict Litigation (“JPML”), seeking to transfer the case to the multidistrict litigation proceeding in Maryland (“Maryland MDL”). On June 13, 2005, the JPML issued a Conditional Transfer Order. The plaintiff has opposed the transfer to the Maryland MDL and on July 15, 2005 filed a motion to remand the case to a California state court.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), AGIFM, PEA, AGID, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in a court injunction against AGIFM, PEA or AGID, then Allianz, AGIFM and certain of their affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

11. Repayments by Investment Manager

As part of the settlement with the SEC regarding the Morgan Stanley (P-010121) subpoena (Note 10 Regulatory and Litigation Matters), AGIFM, PEA and AGID agreed to pay jointly disgorgement of $6,602,000.

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review.

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on the ownership of voting stock. The SEC has asked AGIFM to reimburse the certain Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed the certain Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to the certain Funds.

06.30.05  |  Allianz Funds Annual Report  49

Report of Independent Registered Public Accounting Firm

To the Trustees and Class D Shareholders of the Allianz Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class D shares present fairly, in all material respects, the financial position of the NACM Global Fund, NACM International Fund, NACM Pacific Rim Fund, NFJ International Value Fund, RCM Biotechnology Fund, RCM Global Healthcare Fund, RCM Global Small-Cap Fund, RCM Global Technology Fund and RCM International Growth Equity Fund (9 funds of the Allianz Funds, hereafter referred to as the “Funds”) at June 30, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds, for the Class D shares, for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the NACM Pacific Rim Fund for the periods ended June 30, 2002, March 31, 2002 and March 31, 2001 were audited by other auditors whose report dated August 9, 2002 expressed an unqualified opinion on those statements. The financial statements of the NACM International Fund for the period ended March 31, 2002 were audited by other auditors whose report dated May 1, 2002 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 25, 2005

50  Allianz Funds Annual Report  |  06.30.05

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2005) regarding the status of qualified dividend income for individuals, the dividend received deduction for corporations, and foreign tax credit.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2005 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2005:

NACM Global Fund	48.23%
NACM International Fund	100.00%
NACM Pacific Rim Fund	100.00%
NFJ International Value Fund	19.91%
RCM International Growth Equity Fund	100.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2005 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

NACM Global Fund	21.36%
NACM Pacific Rim Fund	0.37%
RCM International Growth Equity Fund	0.15%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2006, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2005.

Foreign Tax Credit. The following Funds have elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2005 are as follows:

	NACM Global Fund		NACM International Fund		NACM Pacific Rim Fund
Country	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax
Australia	0.00009	0.00001	0.01280	0.00030	0.04953	0.00195
Austria	—	—	—	—	—	—
Belgium	0.00258	0.00039	0.02735	0.00406	—	—
Bermuda	0.00451	—	0.00281	—	0.00195	—
Brazil	0.00232	0.00012	—	—	—	—
Canada	0.00030	0.00004	—	—	—	—
Cayman Islands	0.00104	—	0.00018	—	—	—
Chile	—	—	—	—	—	—
China	—	—	—	—	0.00414	—
Denmark	—	—	—	—	—	—
Egypt	0.00057	0.00005	—	—	—	—
Finland	—	—	0.00321	0.00048	—	—
France	0.00766	0.00115	0.03392	0.00515	—	—
Germany	0.01326	0.00199	0.02438	0.00366	—	—
Greece	0.00653	—	0.01106	—	—	—
Hong Kong	0.00388	—	0.00929	—	0.02138	—
India	—	—	—	—	0.00075	—
Indonesia	0.00548	0.00082	—	—	0.01527	0.00229
Ireland	0.00288	—	0.00081	—	—	—
Israel	0.00081	0.00016	—	—	—	—
Italy	—	—	0.00982	0.00147	—	—
Japan	0.00938	0.00066	0.03946	0.00276	0.04329	0.00303
Luxembourg	—	—	0.00324	0.00049	—	—
Marshall Islands	—	—	—	—	—	—
Mexico	0.00034	—	—	—	—	—
Netherlands	0.00220	0.00033	0.00193	0.00029	—	—
New Zealand	—	—	0.00102	0.00015	—	—
Norway	0.00292	0.00044	0.00106	0.00016	—	—
Peru	—	—	—	—	—	—
Philippines	0.00082	0.00012	—	—	0.00257	0.00064
Russia	—	—	—	—	—	—
South Africa	—	—	—	—	—	—
South Korea	0.00282	0.00046	—	—	0.01676	0.00276
Spain	—	—	0.00855	0.00124	—	—
Sweden	—	—	0.02843	0.00426	—	—
Switzerland	0.00887	0.00124	0.02678	0.00402	—	—
Taiwan	—	—	—	—	0.00888	0.00217
Thailand	0.00589	0.00059	—	—	0.00909	0.00091

	0.08515	0.00857	0.24610	0.02849	0.17361	0.01375

06.30.05  |  Allianz Funds Annual Report  51

Federal Income Tax Information (Unaudited) (Cont.)

	NFJ International Value Fund		RCM Global Small-Cap Fund		RCM International Growth Equity Fund
Country	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax
Australia	—	—	0.00809	—	0.03374	—
Austria	—	—	0.01691	0.00254	—	—
Belgium	0.00434	0.00065	—	—	0.00774	0.00116
Bermuda	0.13605	—	0.00213	—	0.00632	—
Brazil	0.02954	0.00184	0.00163	0.00001	0.00781	0.00118
Canada	0.02010	0.00299	0.00224	0.00034	0.00272	0.00041
Cayman Islands	—	—	—	—	—	—
Chile	0.00806	0.00286	—	—	—	—
China	0.02928	—	—	—	—	—
Denmark	—	—	0.00119	0.00018	—	—
Egypt	—	—	—	—	—	—
Finland	—	—	0.00462	0.00069	0.00515	0.00077
France	0.00280	0.00021	0.00542	0.00081	0.02431	0.00363
Germany	—	—	0.02730	0.00377	0.01904	0.00286
Greece	0.00096	—	0.00213	—	0.01361	—
Hong Kong	—	—	0.00884	—	0.00939	—
India	—	—	—	—	0.00404	—
Indonesia	—	—	0.01338	0.00202	—	—
Ireland	0.00975	—	0.01182	—	0.00351	—
Israel	—	—	—	—	0.00054	0.00012
Italy	0.00195	0.00029	0.00851	0.00128	0.00466	0.00070
Japan	0.00239	0.00025	0.02029	0.00142	0.02015	0.00141
Luxembourg	—	—	—	—	—	—
Marshall Islands	0.00273	—	—	—	—	—
Mexico	0.01931	—	0.00179	—	—	—
Netherlands	0.02992	0.00319	0.00858	0.00129	0.01470	0.00221
New Zealand	—	—	0.00240	0.00036	—	—
Norway	0.01106	0.00166	0.00479	0.00072	—	—
Peru	0.00173	0.00007	—	—	—	—
Philippines	—	—	0.00399	0.00060	0.00107	0.00027
Russia	0.00286	0.00043	0.00390	0.00058	—	—
South Africa	0.00603	—	—	—	—	—
South Korea	0.04828	0.00803	—	—	0.00851	0.00140
Spain	—	—	0.00319	0.00048	0.00707	0.00106
Sweden	0.00779	0.00126	0.00249	0.00037	—	—
Switzerland	—	—	0.01070	0.00160	0.01718	0.00258
Taiwan	—	—	—	—	—	—
Thailand	—	—	—	—	0.00444	0.00044

	0.37493	0.02373	0.17633	0.01906	0.21570	0.02020

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2005. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2006.

52  Allianz Funds Annual Report  |  06.30.05

Trustees and Officers of Allianz Funds (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustee defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is 2187 Atlantic Street, Stamford, Connecticut 06902.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

David C. Flattum* (41) Trustee	09/2004 to present	Chief Operating Officer, General Counsel and Managing Director, Allianz Global Investors of America L.P.	52	Member of Board of Directors of Allianz Dresdner Asset Management U.S. Equities LLC, Cadence Capital Management Inc. and Oppenheimer Group, Inc.

Independent Trustees

Donald P. Carter (78) Trustee	01/1997 to present	Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc. (Chicago advertising agency); Chairman and Director, Moduline Industries, Inc. (a manufacturer of commercial windows and curtain walls).	31	None

Gary A. Childress (71) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	31	None

Theodore J. Coburn (52) Trustee	06/2002 to present	President of Coburn Capital Group and member of Triton Realty Partners; Trustee, Nicholas-Applegate Fund; and Trustee, Bramwell Funds. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	31	None

W. Bryant Stooks (64) Trustee	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments); Director, American Agritec LLC (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	31	None

Gerald M. Thorne (67) Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); Partner, Evergreen Partners (resort real estate); and Director, American Orthodontics Corp. Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando- McGlocklin (small business investment company); and Director, VPI Inc. (plastics company).	31	Member of Board of Directors, American Orthodontics Corp.

*	Trustees serve until their successors are duly elected and qualified.

06.30.05  |  Allianz Funds Annual Report  53

Trustees and Officers of Allianz Funds (Unaudited) (Cont.)

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. (47) President and Chief Executive Officer	12/2004 to present	Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC (formerly Managing Director of Nicholas-Applegate Capital Management LLC).

Newton B. Schott, Jr. (63) Vice President and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, Allianz Global Investors Distributors LLC (“AGID”). Formerly, Executive Vice President, AGID.

Henrik P. Larsen (35) Vice President	02/2000 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

Andrew J. Meyers (44) Vice President	12/2004 to present	Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC.

Jeffrey M. Sargent (42) Vice President	02/1996 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Garlin G. Flynn (59) Assistant Secretary	03/1995 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.

Richard H. Kirk (44) Assistant Secretary	12/2004 to present	Senior Vice President, Associate General Counsel, Allianz Global Investors of America L.P. (since 2004). Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004); Associate General Counsel, Friedman, Billings, Ramsey, Inc.(2000-2002).

John P. Hardaway (48) Treasurer and Principal Financial Accounting Officer	08/1995 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Lawrence Altadonna (39) Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Municipal Advantage Fund, Inc., PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund and PIMCO Global StocksPLUS & Income Fund; Treasurer, Fixed Income SHares; Assistant Treasurer, Premier VIT (formerly PIMCO Advisors VIT). Formerly, Director of Fund Administration, Prudential Investments.

Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Brian S. Shlissel (40) Assistant Treasurer	06/2005 to present	Executive Vice President, Allianz Global Investors Fund Management LLC; Trustee, President and Chief Executive Officer, Premier VIT; President and Chief Executive Officer, Fixed Income SHares, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas Applegate International & Premium Strategy Fund; PIMCO Global StocksPLUS & Income Fund and Municipal Advantage Fund, Inc.

Youse Guia (32) Chief Compliance Officer	09/2004 to present	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer, Allianz Funds, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund, Municipal Advantage Fund, Inc., PIMCO Global StocksPLUS and Income Fund, Fixed Income SHares and Premier VIT. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

**	The officers of the Trust are re-appointed annually by the Board of Trustees.

54  Allianz Funds Annual Report  |  06.30.05

Board Approval of Investment Advisory and Portfolio Management Agreements (Unaudited)

Each year, the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), is required to determine whether to continue the Trust’s advisory agreements. In March 2005, the Board and the Independent Trustees approved the continuation of the Trust’s Amended and Restated Investment Advisory Agreement with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements with RCM Capital Management LLC, Nicholas-Applegate Capital Management LLC and NFJ Investment Group, L.P. (collectively, the “Sub-Advisers”) (collectively, the “Agreements”) the period ending December 31, 2005, following the recommendation of the Independent Trustees. The material factors and conclusions that formed the basis for the Independent Trustees’ recommendation and the subsequent approval by the Board and the Independent Trustees are required to be in this report and are discussed below.

Review Process

The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the investment manager furnish, such information as may reasonably be necessary to evaluate the terms of the Trust’s advisory agreements. The Trustees began their formal review process in September, 2004. At the September, 2004 Board meeting, in conjunction with the renewal of the Funds’ distribution arrangements, the Independent Trustees informed management that they would be seeking fee breakpoints in connection with the renewal of the Funds’ advisory and/or administration arrangements with the Adviser. After evaluating the Adviser’s assertion that the Funds’ advisory fees were in line with industry peers, the Independent Trustees concluded that breakpoints in the administrative fee were an effective way to share economies of scale with fund shareholders. The Independent Trustees and the Adviser exchanged a number of proposals concerning fee rates and breakpoints for administrative services before agreeing on the fee reductions ultimately approved by the Board and the Independent Trustees. The Board and the Independent Trustees each received assistance and advice, including written memoranda, regarding the legal standards applicable to the consideration of advisory arrangements from counsel to the Trust and independent counsel to the Independent Trustees, respectively. The Independent Trustees discussed the continuation of the Agreements with representatives of the Adviser and in private multiple sessions with independent legal counsel at which no representatives of the Adviser were present. The Independent Trustees and Board, in approving the continuation of the Agreements, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their deliberations were made separately in respect of each Fund. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

Materials Reviewed

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Adviser, its affiliates and the Sub-Advisers, including reports on: each Fund’s investment results; portfolio construction; portfolio composition; portfolio trading practices; shareholder services; and other information relating to the nature, extent and quality of services provided by the Adviser, its affiliates and the Sub-Advisers to the Funds. In addition, in connection with its annual consideration of the Agreements, the Board requested and reviewed supplementary information regarding the terms of the Agreements, the Funds’ investment results, advisory fee and total expense comparisons, financial and profitability information regarding the Adviser and its affiliates, descriptions of various functions undertaken by the Adviser, such as compliance monitoring, and information about the personnel providing investment management and administrative services to the Funds. The Board also requested and evaluated performance and expense information for other investment companies compiled by Lipper Inc., a third-party data provider (“Lipper”). In addition, the Independent Trustees retained an independent industry consultant who produced a report addressing, among other things, comparative fee data. The Board and the Independent Trustees also considered information regarding “revenue sharing” arrangements that Allianz Global Investors Distributors LLC (“AGID”), the Trust’s principal underwriter, and its affiliates have entered into with various intermediaries that sell shares of the Funds and payments by the Adviser to those intermediaries for sub-transfer agency services as described in the Trust’s registration statement. The Board also requested and reviewed information relating to the fees paid and services rendered under the Administration Agreement between the Funds and the Adviser, as well as information regarding other so-called “fall-out” benefits to the Adviser and its affiliates due to their other relationships with the Funds. The Board and the Independent Trustees also received and reviewed comparative performance information regarding the Funds at each of the quarterly Board meetings.

Nature, Extent and Quality of Services

Nature and Extent of Services – In considering the continuation of the Agreements for the current year, the Board and the Independent Trustees evaluated the nature and extent of the services provided by the Adviser, its affiliates and the Sub-Advisers. The relevant Sub-Adviser formulates each Fund’s investment policies (subject to the terms of the prospectus), analyzes economic trends, evaluates the risk/return characteristics of each Fund, constructs each Fund’s portfolio, monitors each Fund’s investment performance, and reports to the Board and the Independent Trustees. The Board and the Independent Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds. In this context, the Board and the Independent Trustees considered the in-house research capabilities of the Sub-Advisers as well as other resources available to the Sub-Advisers, including research services available to the Sub-Advisers as a result of securities transactions effected for the Funds and other investment advisory clients of the Sub-Advisers. The Trustees considered the scope and quality of services provided by the Adviser and the Sub-Advisers under the Agreements, and noted that the services required to be provided had expanded over time as a result of

06.30.05  |  Allianz Funds Annual Report  55

Board Approval of Investment Advisory and Portfolio Management Agreements (Unaudited) (Cont.)

regulatory and other developments. The Board and the Independent Trustees considered the managerial and financial resources available to the Adviser and the Sub-Advisers. The Board and the Independent Trustees noted that the standard of care under the Agreements was comparable to that found in many investment advisory agreements, and considered the record of the Adviser in resolving potential disputes arising under its investment advisory agreement with the Trust in the best interests of shareholders.

The Board, including the Independent Trustees, took into account the “unitary fee” structure of the Funds under which (a) certain services ordinarily the financial responsibility of a mutual fund (e.g., custody, transfer agency, legal and accounting services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee and (b) administrative services frequently covered in a mutual fund’s advisory contract are dealt with under the Funds’ Administration Agreement with the Adviser.

Quality of Services – The Board and the Independent Trustees considered the quality of the services provided by the Adviser and the Sub-Advisers and the quality of the resources of each that are available to the Funds. The Board and the Independent Trustees considered the experience and professional qualifications of the personnel of the Adviser, its affiliates and the Sub-Advisers and the size and functions of their staffs as well as the reputations of the Adviser and the Sub-Advisers. The Board and the Independent Trustees considered the complexity of managing the Funds relative to other types of funds. The Board and the Independent Trustees also received and reviewed information regarding the quality of non-investment advisory services provided to the Funds by the Adviser under the Administration Agreement. The Board and the Independent Trustees considered that the scope of the services provided to the Funds by the Adviser and the Sub-Advisers were consistent with the Funds’ operational requirements, including, in addition to their investment objectives, compliance with the Funds’ investment restrictions, tax and reporting requirements and related shareholder services. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that, overall, they were satisfied with the nature, extent and quality of the services provided by the Adviser and the Sub-Advisers (including those provided under the Administration Agreement).

Portfolio Management Services and Performance

In their evaluation of the quality of the portfolio management services provided by the Sub-Advisers, the Board and the Independent Trustees considered the experience of the Funds’ portfolio managers. The Board and the Independent Trustees considered whether the Funds operated within their investment objectives and their record of compliance with their investment restrictions. The Board and the Independent Trustees reviewed information comparing the Funds’ historical performance to relevant market indices and to performance information for other investment companies with similar investment objectives over the 1-, 3-, 5- and 10-year periods (if the Funds were in existence) ended September 30, 2004 derived from data compiled by Lipper. The Board and the Independent Trustees reviewed performance for the period ended December 31, 2004 for each Fund. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the Adviser’s and the Sub-Advisers’ performance record and process used in managing the Funds was sufficient to merit approval of the continuation of the Agreements.

Management Fees and Expenses

The Board and the Independent Trustees reviewed information, including comparative information provided by Lipper, regarding the advisory, administrative and distribution fees paid to the Adviser and its affiliates and the total expenses borne by the Funds. The Board and the Independent Trustees reviewed the administrative fees paid by the Funds to the Adviser, as well as the distribution (12b-1) fees paid to AGID. They considered the Funds’ management fees relative to their respective peer groups as determined by Lipper and the input provided by the independent industry consultant. The Board and the Independent Trustees considered the anticipated effect of proposed administrative fee reductions for the Funds. The Board and the Independent Trustees also considered the fees that the Sub-Advisers charge other clients with investment objectives similar to the Funds. The Board and the Independent Trustees reviewed materials from the Adviser describing the differences in services provided to these other clients, which noted that typically more services were provided to the Funds than these other clients and that because of the constant issuance and redemption of fund shares, the Funds were more difficult to manage than institutional accounts. The Board and the Independent Trustees noted that the Adviser (not the Funds) pays the Sub-Advisers from its advisory fee. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the fees to be charged under the Agreements represent reasonable compensation to the Adviser in light of the services provided.

Profitability and Possible Economies of Scale

Profitability – The Board and the Independent Trustees reviewed information regarding the cost of services provided by the Adviser, its affiliates and the Sub-Advisers and the profitability (before and after distribution expenses and prior to taxes) of the Adviser’s relationship with the Funds. The Board and the Independent Trustees considered information provided by Lipper regarding the pre- and post-marketing profitability of other investment advisers with publicly-traded parent companies. The Independent Trustees also reviewed and considered a profitability analysis prepared at their direction by PricewaterhouseCoopers LLP, independent accountants for the Funds. The Board and the Independent Trustees recognized that it is difficult

56  Allianz Funds Annual Report  |  06.30.05

to make comparisons of profitability from fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Board and the Independent Trustees considered the impact of fees on the profitability of the Adviser. The Board and the Independent Trustees also considered the effect on the Adviser’s revenues of new breakpoints in the Funds’ administrative fee structure at current asset levels and in light of projected growth. In addition, the Board and the Independent Trustees considered information regarding the direct and indirect benefits the Adviser and the Sub-Advisers receive as a result of their relationships with the Funds, including compensation paid to the Adviser, the Sub-Advisers and their affiliates, including administrative fees paid to the Adviser and 12b-1 fees and sales charges to AGID as well as research provided to the Sub-Advisers in connection with portfolio transactions effected on behalf of the Funds (soft dollar arrangements), and reputational benefits.

Economies of Scale – The Board and the Independent Trustees reviewed the extent to which the Adviser and the Sub-Advisers may realize economies of scale in managing and supporting the Funds. The Board and the Independent Trustees considered the extent to which any economies of scale might be realized (if at all) by the Adviser or the Sub-Advisers across a variety of products and services, including the Funds, and not only in respect of a single Fund.

The Board and the Independent Trustees noted that the advisory and sub-advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board and the Independent Trustees concluded that breakpoints in the administrative fee were an effective way to share any economies of scale with fund shareholders. The Board and the Independent Trustees noted that the administrative fee breakpoint schedule that had been agreed to with the Adviser contained different starting points for different funds depending on fund size. They discussed that most of the Funds in the Trust were relatively small, and that by setting the breakpoints at somewhat lower levels for the smaller Funds there was an increased likelihood that these Funds would share in economies of scale and that indeed some Funds would be immediately affected by the administrative fee breakpoints. The Board and the Independent Trustees noted that the agreed to administrative fee breakpoints for the larger Funds also would have an immediate impact on these Funds’ expense ratios.

The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not excessive and that the Adviser and the Sub-Advisers were sharing economies of scale, if any, with the Funds and their shareholders.

Additional Considerations

The Board and the Independent Trustees also considered possible conflicts of interest associated with the provision of investment advisory services by the Adviser and the Sub-Advisers to other clients. The Trustees considered the procedures of the Sub-Advisers designed to fulfill their fiduciary duties to advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Adviser and the Sub-Advisers in these matters. The Board and the Independent Trustees also received and considered information concerning procedures of the Sub-Advisers with respect to the execution of portfolio transactions.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the Agreements, including the fees payable to the Adviser and the Sub-Advisers, are fair and reasonable to the Funds and their shareholders given the scope and quality of the services provided to the Funds and such other considerations as the Trustees considered relevant in the exercise of their reasonable business judgment and that the continuation of the Agreements was in the best interests of the Funds and their shareholders. The Board and Independent Trustees unanimously approved the continuation of the Agreements.

06.30.05  |  Allianz Funds Annual Report  57

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Allianz Funds

Investment Adviser and Administrator	Allianz Global Investors Fund Management LLC (“AGIFM”), 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Nicholas-Applegate Capital Management LLC, NFJ Investment Group L.P., RCM Capital Management LLC

Distributor	Allianz Global Investors Distributors LLC (“AGID”), 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For Allianz Funds account information contact your financial advisor, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com.

The Allianz Funds & PIMCO Funds Family

The Allianz Funds & PIMCO Funds offer access to the world-class investment firms of Allianz Global Investors–one of the world’s largest asset management companies, with more than $1 trillion under management (as of 12/31/04).

The Allianz Funds are managed by institutional equity managers, including the Allianz-owned investment firms NFJ Investment Group, Oppenheimer Capital, RCM, Nicholas-Applegate Capital Management and PEA Capital. The Allianz Funds represent a wide range of investment strategies, including growth and value, small-, mid- and large-cap, domestic and international portfolios.

The PIMCO Funds are managed by PIMCO, widely recognized as one of the premier bond managers in the world. The PIMCO Funds cover the fixed-income spectrum, and also include the innovative Real Return Strategy and equity-related funds. PIMCO Total Return Fund is the largest bond fund in the U.S.*

Allianz Funds

Value Stock

OCC Value

NFJ Large-Cap Value

NFJ Dividend Value

OCC Renaissance

NACM Flex-Cap Value

NFJ Small-Cap Value

Blend Stock

OCC Core Equity

PEA Growth & Income

CCM Capital Appreciation

CCM Mid-Cap

Growth Stock

RCM Large-Cap Growth

PEA Growth

NACM Growth

RCM Targeted Core Growth

RCM Mid-Cap

PEA Target

International Stock

NACM Global

RCM Global Small-Cap

RCM International

Growth Equity

NACM International

NFJ International Value

NACM Pacific Rim

Sector-Related Stock

RCM Global Healthcare

RCM Biotechnology

RCM Global Technology

PIMCO Funds

Short-Duration Bond

PIMCO Short-Term

PIMCO Low Duration

PIMCO Floating Income

Core Bond

PIMCO Total Return

Government/Mortgage Bond

PIMCO GNMA

PIMCO Total Return Mortgage

Credit Strategy

PIMCO Diversified Income

PIMCO High Yield

PIMCO Investment Grade

Corporate Bond

International Bond

PIMCO Foreign Bond

(U.S. Dollar-Hedged)

PIMCO Foreign Bond (Unhedged)

PIMCO Emerging Markets Bond

PIMCO Developing Local Markets

Tax-Exempt Bond

PIMCO Short Duration Municipal

Income

PIMCO Municipal Bond

PIMCO California Intermediate

Municipal Bond

PIMCO California Municipal Bond

PIMCO New York Municipal Bond

Real Return Strategy

PIMCO Real Return

PIMCO CommodityRealReturn

Strategy

PIMCO RealEstateRealReturn Strategy

Equity-Related

PIMCO StocksPLUS

PIMCO StocksPLUS Total Return

PIMCO International StocksPLUS

TR Strategy

PIMCO Fundamental IndexPLUS TR

Asset Allocation (Tactical)

PIMCO All Asset

PIMCO All Asset All Authority

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 888-877-4626. Please read the prospectus carefully before you invest or send money.

*	As of 6/30/05 according to SimFunds.

Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902	AZ016AR_13139

Allianz Funds

Annual Report

JUNE 30, 2005

Stock Funds

Share Class R	VALUE STOCK FUNDS OCC Value Fund NFJ Dividend Value Fund OCC Renaissance Fund NFJ Small-Cap Value Fund BLEND STOCK FUNDS PEA Growth & Income Fund CCM Capital Appreciation Fund CCM Mid-Cap Fund	GROWTH STOCK FUNDS RCM Large-Cap Growth Fund PEA Growth Fund RCM Mid-Cap Fund GLOBAL STOCK FUND NACM Global Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

2  Allianz Funds Annual Report  |  06.30.05

Letter to Shareholders

Dear Shareholders:

U.S. stocks produced moderate returns over the past year ended June 30, 2005, despite volatility stemming from concerns about rising oil prices and geopolitical unrest. Most of the market’s gains occurred in the fourth quarter of 2004, fueled in part by positive earnings news and improving productivity.

The broader stock market, as measured by the S&P 500 Index, was up 6.32% from July 1, 2004 through June 30, 2005. Value stocks far outperformed growth stocks, while the energy and utilities sectors produced particularly strong returns. International stocks also fared well, with the MSCI EAFE Index returning 14.12% during the reporting period. From quarter to quarter, however, many market segments in the U.S. and abroad experienced considerable swings, moving up one month and down the next.

The results over the past year serve yet again as a reminder of the importance of maintaining a well-diversified portfolio. Investors should keep their focus on the long term, with an asset allocation plan appropriate for their goals and risk tolerance. These tried-and-true principles can help investors weather short-term market volatility.

In other news, I am pleased to report that the NFJ International Value Fund and OCC Core Equity Fund are now available, having opened to investors in March 2005. These new equity funds are managed by NFJ Investment Group and Oppenheimer Capital, respectively, which are both Allianz-owned investment firms.

Finally, I would like to remind you that the PIMCO Funds Multi-Manager Series stock funds were collectively renamed the Allianz Funds on April 1st, as you can see in this report. Our company name also changed to Allianz Global Investors on the same date. Importantly, our entire mutual fund family, which includes both the Allianz Funds and PIMCO Funds (those managed by PIMCO), remains fully exchangeable and is accessible through your financial advisor as in the past.

Should you have any questions concerning this report, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit www.allianzinvestors.com.

As always, thank you for the trust you have placed in us.

Sincerely,

E. Blake Moore, Jr.

President

July 31, 2005

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 888-877-4626. Please read this prospectus carefully before you invest or send money.

Allianz Funds Annual Report  |  06.30.05  3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): CCM Capital Appreciation/Institutional, CCM Mid-Cap/Institutional, NACM Global/A, NFJ Dividend Value/Institutional & Admin, NFJ Small-Cap Value/Institutional, OCC Renaissance/C, OCC Value/Institutional, PEA Growth/C, PEA Growth and Income/Institutional, RCM Large-Cap Growth/Institutional, RCM Mid-Cap/Institutional. R shares were first offered in 12/02. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902, www.allianzinvestors.com, 1-888-877-4626.

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-866-746-2606. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information about how the Funds voted proxies relating to portfolio securities held during the year July 1, 2004 through June 30, 2005 is available without charge, upon request, by calling the Trust at 1-800-426-0107 and on the SEC’s Web site at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-426-0107 and on the SEC’s Web site at http://www.sec.gov.

4  Allianz Funds Annual Report  |  06.30.05

Important Information About the Funds (cont.)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from 01/01/05 to 06/30/05.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Allianz Funds Annual Report  |  06.30.05  5

A BLEND STOCK FUND

CCM Capital Appreciation Fund

•	CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and whose stocks is reasonably valued by the market.

•	The Fund’s Class R Shares returned 10.24% for the year ended June 30, 2005. This return exceeded the 6.32% return of the Fund’s benchmark, the S&P 500 Index.

•	The U.S. stock market delivered moderate gains, thanks in large part to a rally in the fourth quarter of 2004. Over the course of the year, investors were distracted by external factors, including rising oil prices, the threat of inflation and continued geopolitical uncertainty.

•	Relative performance was helped by overweight exposure and strong stock selection in technology. One standout in this area was Fund holding Apple Computer, which rose more than 125% on strong sales of its iPod.

•	The Fund also benefited from overweight exposure to the energy sector. Energy was the top performing industry over the 12-month period, supported by crude oil prices that topped more than $60 a barrel. Fund holdings in this industry that did particularly well included Occidental Petroleum and ConocoPhilips.

•	The Fund’s relative performance was hindered by disappointing stock selection in the consumer staples sector. For example, Procter & Gamble, Avon and Coca-Cola all delivered weak returns. The Fund has since eliminated several of these holdings from the portfolio.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (03/08/91)
CCM Capital Appreciation Class R	10.24%	-1.71%	10.10%	11.29%
S&P 500 Index	6.32%	-2.37%	9.94%	—
Lipper Multi-Cap Growth Fund Average	5.13%	-8.55%	8.48%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,010.60	$1,018.00
Expenses Paid During Period	$6.83	$6.85

Expenses are equal to the expense ratio of 1.37% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	CCM Capital Appreciation Fund R	S&P 500 Index
03/31/1991	10,000	10,000
04/30/1991	9,703	10,024
05/31/1991	10,177	10,457
06/30/1991	9,622	9,978
07/31/1991	10,304	10,443
08/31/1991	10,621	10,691
09/30/1991	10,467	10,512
10/31/1991	10,819	10,653
11/30/1991	10,499	10,224
12/31/1991	11,951	11,393
01/31/1992	11,829	11,181
02/29/1992	11,950	11,327
03/31/1992	11,549	11,106
04/30/1992	11,517	11,432
05/31/1992	11,558	11,488
06/30/1992	11,187	11,317
07/31/1992	11,506	11,780
08/31/1992	11,213	11,539
09/30/1992	11,501	11,674
10/31/1992	11,894	11,714
11/30/1992	12,583	12,113
12/31/1992	12,749	12,262
01/31/1993	13,175	12,364
02/28/1993	13,009	12,533
03/31/1993	13,602	12,797
04/30/1993	13,261	12,488
05/31/1993	13,854	12,822
06/30/1993	14,067	12,860
07/31/1993	13,859	12,808
08/31/1993	14,358	13,294
09/30/1993	14,771	13,192
10/31/1993	14,798	13,465
11/30/1993	14,493	13,337
12/31/1993	14,896	13,498
01/31/1994	15,411	13,957
02/28/1994	15,194	13,578
03/31/1994	14,427	12,986
04/30/1994	14,473	13,152
05/31/1994	14,452	13,368
06/30/1994	14,038	13,041
07/31/1994	14,372	13,469
08/31/1994	14,793	14,021
09/30/1994	14,388	13,678
10/31/1994	14,708	13,986
11/30/1994	14,027	13,476
12/31/1994	14,156	13,676
01/31/1995	14,139	14,031
02/28/1995	14,838	14,578
03/31/1995	15,479	15,008
04/30/1995	16,002	15,450
05/31/1995	16,578	16,067
06/30/1995	17,286	16,440
07/31/1995	18,235	16,986
08/31/1995	18,401	17,028
09/30/1995	19,120	17,747
10/31/1995	18,751	17,683
11/30/1995	19,316	18,460
12/31/1995	19,275	18,815
01/31/1996	19,911	19,456
02/29/1996	20,654	19,636
03/31/1996	20,679	19,825
04/30/1996	20,925	20,117
05/31/1996	21,442	20,636
06/30/1996	21,388	20,715
07/31/1996	20,300	19,800
08/31/1996	21,160	20,217
09/30/1996	22,445	21,355
10/31/1996	22,997	21,944
11/30/1996	24,657	23,603
12/31/1996	24,255	23,135
01/31/1997	25,655	24,581
02/28/1997	25,375	24,773
03/31/1997	24,434	23,756
04/30/1997	25,199	25,174
05/31/1997	26,791	26,706
06/30/1997	27,922	27,903
07/31/1997	30,920	30,123
08/31/1997	29,742	28,436
09/30/1997	31,527	29,993
10/31/1997	30,941	28,991
11/30/1997	31,711	30,333
12/31/1997	32,317	30,854
01/31/1998	31,787	31,195
02/28/1998	34,104	33,445
03/31/1998	35,976	35,158
04/30/1998	35,983	35,511
05/31/1998	35,368	34,901
06/30/1998	36,857	36,319
07/31/1998	35,777	35,932
08/31/1998	29,917	30,737
09/30/1998	31,574	32,706
10/31/1998	33,005	35,366
11/30/1998	35,137	37,510
12/31/1998	37,723	39,671
01/31/1999	38,937	41,330
02/28/1999	37,357	40,045
03/31/1999	38,238	41,648
04/30/1999	39,527	43,261
05/31/1999	38,143	42,239
06/30/1999	40,443	44,584
07/31/1999	38,927	43,192
08/31/1999	38,133	42,977
09/30/1999	37,160	41,800
10/31/1999	39,739	44,445
11/30/1999	41,623	45,349
12/31/1999	45,789	48,020
01/31/2000	44,503	45,608
02/29/2000	48,014	44,744
03/31/2000	50,280	49,121
04/30/2000	48,043	47,643
05/31/2000	47,322	46,665
06/30/2000	49,295	47,816
07/31/2000	48,719	47,068
08/31/2000	54,321	49,991
09/30/2000	53,599	47,352
10/31/2000	52,184	47,152
11/30/2000	49,141	43,435
12/31/2000	51,825	43,647
01/31/2001	49,062	45,195
02/28/2001	46,511	41,074
03/31/2001	43,906	38,472
04/30/2001	46,378	41,462
05/31/2001	46,652	41,740
06/30/2001	44,609	40,724
07/31/2001	43,449	40,323
08/31/2001	41,633	37,799
09/30/2001	39,143	34,747
10/31/2001	39,069	35,409
11/30/2001	41,053	38,126
12/31/2001	41,714	38,460
01/31/2002	41,184	37,898
02/28/2002	40,007	37,168
03/31/2002	41,463	38,566
04/30/2002	40,107	36,227
05/31/2002	39,481	35,960
06/30/2002	37,152	33,399
07/31/2002	33,745	30,796
08/31/2002	33,850	30,999
09/30/2002	31,203	27,630
10/31/2002	32,757	30,062
11/30/2002	33,186	31,830
12/31/2002	31,745	29,960
01/31/2003	31,396	29,175
02/28/2003	30,997	28,737
03/31/2003	31,621	29,016
04/30/2003	33,369	31,407
05/31/2003	35,191	33,061
06/30/2003	35,466	33,483
07/31/2003	36,264	34,073
08/31/2003	37,188	34,738
09/30/2003	36,638	34,369
10/31/2003	38,935	36,313
11/30/2003	39,258	36,633
12/31/2003	40,055	38,554
01/31/2004	40,528	39,262
02/29/2004	41,253	39,807
03/31/2004	41,253	39,207
04/30/2004	39,257	38,591
05/31/2004	39,904	39,121
06/30/2004	41,026	39,881
07/31/2004	38,954	38,562
08/31/2004	38,931	38,718
09/30/2004	40,153	39,137
10/31/2004	41,024	39,735
11/30/2004	43,543	41,342
12/31/2004	44,749	42,749
01/31/2005	43,872	41,707
02/28/2005	45,149	42,585
03/31/2005	44,499	41,831
04/30/2005	43,124	41,038
05/31/2005	44,577	42,343
06/30/2005	45,228	42,403

Sector Breakdown *

Short-Term Instruments	19.0%
Technology	17.9%
Healthcare	14.2%
Financial & Business Services	13.2%
Energy	8.8%
Consumer Services	5.2%
Consumer Discretionary	4.8%
Other	16.9%

*	% of total investments as of June 30, 2005

6  Allianz Funds Annual Report  |  06.30.05

A BLEND STOCK FUND

CCM Mid-Cap Fund

•	CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with market capitalizations of more than $500 million, excluding the 200 largest capitalization companies.

•	The Fund’s Class R Shares returned 14.70% for the year ended June 30, 2005. This return trailed the 17.11% return of the Fund’s benchmark, the Russell Mid-Cap Index.

•	The U.S. stock market, as measured by the S&P 500, delivered moderate gains, thanks in large part to a rally in the fourth quarter of 2004. Over the course of the year, investors were distracted by external factors, including rising oil prices, the threat of inflation and continued geopolitical uncertainty.

•	The Fund delivered strong absolute performance but trailed its benchmark. This relative performance was due in part to an underweight exposure to financials and utilities. An underweighting of the consumer discretionary sector also hurt performance.

•	The Fund benefited from overweight exposure to the energy sector. Energy was a strong performer over the 12-month period, supported by crude oil prices that topped more than $60 a barrel. EOG Resources and Noble Energy were two names that did particularly well for the Fund in this sector.

•	Relative performance was also helped by strong stock selection in healthcare. The top performing stock for the Fund in this industry was PacifiCare Health Systems. PacifiCare is a managed care provider that was the object of a takeover bid from UnitedHealth.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (08/26/91)
CCM Mid-Cap Class R	14.70%	1.65%	10.98%	11.77%
Russell Mid-Cap Index	17.11%	7.34%	12.90%	—
Lipper Mid-Cap Growth Fund Average	7.81%	-5.05%	8.22%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,035.60	$1,017.90
Expenses Paid During Period	$7.02	$6.95

Expenses are equal to the expense ratio of 1.39% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	CCM Mid-Cap Fund R	Russell Mid-Cap Index
08/31/1991	10,000	10,000
09/30/1991	9,944	9,942
10/31/1991	10,302	10,145
11/30/1991	10,005	9,726
12/31/1991	11,304	10,816
01/31/1992	11,310	11,019
02/29/1992	11,414	11,272
03/31/1992	11,066	10,984
04/30/1992	10,986	11,070
05/31/1992	10,989	11,142
06/30/1992	10,691	10,961
07/31/1992	10,978	11,419
08/31/1992	10,650	11,156
09/30/1992	10,994	11,388
10/31/1992	11,347	11,666
11/30/1992	12,023	12,254
12/31/1992	12,250	12,583
01/31/1993	12,696	12,835
02/28/1993	12,297	12,849
03/31/1993	12,792	13,267
04/30/1993	12,433	12,916
05/31/1993	12,958	13,326
06/30/1993	13,352	13,476
07/31/1993	13,180	13,541
08/31/1993	13,824	14,143
09/30/1993	14,187	14,198
10/31/1993	14,033	14,209
11/30/1993	13,633	13,880
12/31/1993	14,079	14,383
01/31/1994	14,362	14,779
02/28/1994	14,333	14,578
03/31/1994	13,802	13,957
04/30/1994	13,843	14,053
05/31/1994	13,583	14,072
06/30/1994	13,122	13,656
07/31/1994	13,411	14,124
08/31/1994	14,104	14,794
09/30/1994	13,735	14,432
10/31/1994	14,003	14,543
11/30/1994	13,332	13,901
12/31/1994	13,641	14,082
01/31/1995	13,502	14,371
02/28/1995	14,316	15,115
03/31/1995	14,767	15,547
04/30/1995	15,092	15,782
05/31/1995	15,602	16,300
06/30/1995	16,512	16,848
07/31/1995	18,059	17,666
08/31/1995	18,187	17,937
09/30/1995	18,436	18,342
10/31/1995	18,141	17,932
11/30/1995	18,481	18,824
12/31/1995	18,592	18,933
01/31/1996	18,949	19,332
02/29/1996	19,398	19,786
03/31/1996	19,628	20,073
04/30/1996	20,027	20,641
05/31/1996	20,353	20,953
06/30/1996	19,928	20,638
07/31/1996	18,961	19,361
08/31/1996	19,983	20,283
09/30/1996	21,374	21,285
10/31/1996	21,505	21,455
11/30/1996	22,799	22,762
12/31/1996	22,767	22,530
01/31/1997	23,687	23,373
02/28/1997	23,277	23,338
03/31/1997	22,598	22,346
04/30/1997	23,068	22,902
05/31/1997	24,648	24,573
06/30/1997	25,831	25,377
07/31/1997	28,210	27,494
08/31/1997	28,154	27,194
09/30/1997	30,122	28,747
10/31/1997	29,468	27,628
11/30/1997	29,654	28,286
12/31/1997	30,327	29,067
01/31/1998	29,769	28,520
02/28/1998	31,501	30,750
03/31/1998	32,449	32,208
04/30/1998	32,900	32,289
05/31/1998	31,762	31,291
06/30/1998	32,346	31,724
07/31/1998	31,399	30,211
08/31/1998	25,785	25,377
09/30/1998	27,633	27,019
10/31/1998	28,380	28,862
11/30/1998	29,929	30,227
12/31/1998	32,485	31,998
01/31/1999	31,059	31,944
02/28/1999	29,369	30,880
03/31/1999	29,493	31,847
04/30/1999	30,988	34,200
05/31/1999	30,898	34,101
06/30/1999	32,211	35,305
07/31/1999	31,309	34,334
08/31/1999	30,226	33,445
09/30/1999	29,649	32,267
10/31/1999	30,651	33,797
11/30/1999	32,404	34,770
12/31/1999	36,432	37,830
01/31/2000	35,539	36,578
02/29/2000	43,265	39,391
03/31/2000	45,031	41,648
04/30/2000	42,216	39,678
05/31/2000	41,279	38,626
06/30/2000	43,124	39,770
07/31/2000	42,132	39,324
08/31/2000	45,861	43,091
09/30/2000	46,462	42,475
10/31/2000	45,607	41,821
11/30/2000	42,542	38,057
12/31/2000	46,439	40,953
01/31/2001	44,294	41,613
02/28/2001	42,858	39,079
03/31/2001	40,758	36,656
04/30/2001	42,140	39,790
05/31/2001	42,321	40,530
06/30/2001	40,510	40,149
07/31/2001	38,566	39,001
08/31/2001	37,139	37,499
09/30/2001	34,728	32,977
10/31/2001	34,687	34,283
11/30/2001	36,084	37,155
12/31/2001	37,163	38,649
01/31/2002	36,242	38,417
02/28/2002	35,821	38,010
03/31/2002	37,340	40,291
04/30/2002	37,374	39,509
05/31/2002	36,682	39,062
06/30/2002	34,283	36,445
07/31/2002	30,996	32,888
08/31/2002	31,222	33,069
09/30/2002	29,611	30,017
10/31/2002	30,330	31,533
11/30/2002	30,540	33,721
12/31/2002	29,480	32,392
01/31/2003	29,044	31,738
02/28/2003	28,666	31,319
03/31/2003	28,835	31,629
04/30/2003	30,349	33,926
05/31/2003	32,713	37,030
06/30/2003	33,263	37,404
07/31/2003	33,905	38,638
08/31/2003	35,268	40,315
09/30/2003	34,531	39,811
10/31/2003	37,369	42,849
11/30/2003	38,221	44,053
12/31/2003	38,336	45,374
01/31/2004	39,528	46,695
02/29/2004	40,378	47,699
03/31/2004	40,701	47,708
04/30/2004	38,580	45,957
05/31/2004	39,680	47,097
06/30/2004	40,795	48,401
07/31/2004	38,204	46,286
08/31/2004	37,883	46,485
09/30/2004	39,683	47,996
10/31/2004	40,667	49,321
11/30/2004	43,485	52,324
12/31/2004	45,190	54,554
01/31/2005	44,318	53,201
02/28/2005	45,966	54,844
03/31/2005	45,134	54,411
04/30/2005	43,072	52,675
05/31/2005	45,682	55,199
06/30/2005	46,797	56,683

Sector Breakdown *

Technology	15.6%
Short-Term Instruments	14.2%
Healthcare	12.4%
Financial & Business Services	11.8%
Consumer Discretionary	9.7%
Consumer Services	7.6%
Energy	7.4%
Materials & Processing	4.3%
Other	17.0%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  7

A GLOBAL STOCK FUND

NACM Global Fund

•	NACM Global Fund seeks long-term capital appreciation by investing primarily in the stocks of companies that, in the opinion of the portfolio managers, are leaders in their respective industries or emerging new players with an established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•	The Fund’s Class R Shares gained 12.63% for the twelve months ended June 30, 2005. This result outperformed the Fund’s benchmark, the MSCI All Country World Free Index, which rose 11.71% during the same time.

•	Global stock markets performed well during the one-year period, largely due to gains in the fourth quarter of 2004. Emerging market equities (MSCI Emerging Markets Free Index) generated the best returns, rising 34.89%. Stocks in non-U.S. developed markets (MSCI EAFE Index) increased 14.12%, and U.S. equities (S&P 500 Index) advanced 6.32%.

•	Stock selection in the United States and the information technology and healthcare sectors drove the Fund’s strong results versus its benchmark. Top-performing positions included U.S. companies Autodesk, a provider of CAD/CAE software development and applications, and Allscripts, a provider of clinical software solutions. Autodesk reported better-than-expected earnings following the reorganization of its sales force and market share gains resulting from more frequent product launches. Allscripts benefited from the trend toward electronic medical records and electronic methods of drug prescription.

•	While the Fund outperformed its benchmark, there were areas of relative weakness. For example, stock selection was unfavorable in the United Kingdom and the financials sector. American International Group, a life insurance and financial services firm, was a major detractor. The company faced a number of challenges during the period, including the departure of its CEO.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (07/19/02)
NACM Global Class R	12.63%	—	—	20.14%
MSCI All Country World Free Index	11.71%	—	—	—
Lipper Global Multi-Cap Growth Fund Average	10.62%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,016.60	$1,016.02
Expenses Paid During Period	$8.85	$8.85

Expenses are equal to the expense ratio of 1.77% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NACM Global Fund R	MSCI All Country World Free Index
7/31/2002	10,000	10,000
8/31/2002	10,116	10,026
9/30/2002	9,370	8,926
10/31/2002	10,001	9,583
11/30/2002	10,594	10,107
12/31/2002	9,765	9,625
1/31/2003	9,539	9,344
2/28/2003	9,295	9,181
3/31/2003	9,304	9,146
4/30/2003	9,999	9,962
5/31/2003	10,741	10,542
6/30/2003	10,985	10,745
7/31/2003	11,473	10,983
8/31/2003	12,121	11,243
9/30/2003	12,064	11,315
10/31/2003	12,787	12,002
11/30/2003	12,862	12,186
12/31/2003	13,438	12,959
1/31/2004	13,821	13,180
2/29/2004	14,174	13,424
3/31/2004	14,365	13,353
4/30/2004	13,760	13,046
5/31/2004	13,851	13,155
6/30/2004	14,294	13,421
7/31/2004	13,608	12,996
8/31/2004	13,599	13,080
9/30/2004	14,042	13,356
10/31/2004	14,385	13,686
11/30/2004	15,524	14,437
12/31/2004	15,836	15,000
1/31/2005	15,480	14,685
2/28/2005	16,140	15,201
3/31/2005	15,742	14,872
4/30/2005	15,270	14,553
5/31/2005	15,795	14,835
6/30/2005	16,100	14,992

Country Allocation *

United States	52.0%
Japan	6.8%
United Kingdom	6.2%
Germany	5.0%
Switzerland	4.2%
France	2.9%
Netherlands	2.6%
Thailand	2.1%
Other	18.2%

*	% of total investments as of June 30, 2005

8  Allianz Funds Annual Report  |  06.30.05

A VALUE STOCK FUND

NFJ Dividend Value Fund

•	NFJ Dividend Value Fund seeks current income, with long-term growth of capital as a secondary objective, by investing at least 80% of its assets in common stocks that pay or are expected to pay dividends.

•	The Fund’s Class R Shares returned 13.27% for the year ended June 30, 2005. This return underperformed the 14.05% return of the Fund’s benchmark, the Russell 1000 Value Index.

•	The U.S. stock market withstood significant volatility over the fiscal year but made little overall progress. Investors reacted to increasing concern over record high oil prices, the threat of inflation and a potential correction in the real estate market. In this environment, value outperformed growth.

•	The Fund’s strong relative performance benefited from stock selection in the energy sector. Energy stocks in general did well over the reporting period, boosted by crude oil prices that rose significantly during the year. Top performers for the Fund in this industry included Marathon Oil, Occidental Petroleum, ConocoPhilips and Chevron. All four of these holdings delivered double-digit returns over the 12-months.

•	Relative performance was also helped by overweight exposure and strong stock selection in the consumer discretionary sector. For example, Fund holding May Department Stores saw its stock price climb more than 50% after it became the object of a takeover by Federated Department Stores. Other standouts in this sector included VF Corp., a clothing manufacturer, and Limited Brands, an apparel retailer.

•	Poor stock selection in the healthcare sector hindered the Fund’s relative performance. Specifically, performance was hurt by the Fund’s position in Merck, a large-cap pharmaceutical company which saw its stock price decline when problems related to its drug Vioxx were made public.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (05/08/00)
NFJ Dividend Value Class R	13.27%	13.00%	—	11.30%
Russell 1000 Value Index	14.05%	6.56%	—	—
S&P 500 Index	6.32%	-2.37%	—	—
Lipper Equity Income Fund Average	10.34%	4.79%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,038.20	$1,018.10
Expenses Paid During Period	$6.82	$6.76

Expenses are equal to the expense ratio of 1.35% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NFJ Dividend Value R	Russell 1000 Value	S&P 500 Index
05/31/2000	10,000	10,000	10,000
06/30/2000	9,263	9,543	10,246
07/31/2000	9,445	9,662	10,086
08/31/2000	9,963	10,200	10,713
09/30/2000	10,019	10,293	10,147
10/31/2000	9,966	10,547	10,104
11/30/2000	9,846	10,155	9,308
12/31/2000	10,607	10,664	9,353
01/31/2001	10,845	10,705	9,685
02/28/2001	11,151	10,407	8,802
03/31/2001	10,981	10,040	8,244
04/30/2001	11,797	10,532	8,885
05/31/2001	12,298	10,769	8,945
06/30/2001	12,285	10,529	8,727
07/31/2001	12,473	10,507	8,641
08/31/2001	12,230	10,086	8,100
09/30/2001	11,266	9,376	7,446
10/31/2001	11,150	9,295	7,588
11/30/2001	11,843	9,835	8,170
12/31/2001	12,256	10,068	8,242
01/31/2002	12,302	9,990	8,121
02/28/2002	12,565	10,006	7,965
03/31/2002	13,089	10,479	8,264
04/30/2002	13,114	10,120	7,763
05/31/2002	13,236	10,170	7,706
06/30/2002	12,311	9,587	7,157
07/31/2002	11,219	8,695	6,599
08/31/2002	11,602	8,761	6,643
09/30/2002	10,190	7,787	5,921
10/31/2002	10,760	8,364	6,442
11/30/2002	11,722	8,891	6,821
12/31/2002	11,361	8,505	6,420
01/31/2003	11,024	8,299	6,252
02/28/2003	10,640	8,078	6,158
03/31/2003	10,513	8,091	6,218
04/30/2003	11,223	8,803	6,730
05/31/2003	12,224	9,372	7,085
06/30/2003	12,334	9,489	7,175
07/31/2003	12,581	9,631	7,302
08/31/2003	12,828	9,781	7,444
09/30/2003	12,729	9,685	7,365
10/31/2003	13,554	10,278	7,782
11/30/2003	13,695	10,417	7,850
12/31/2003	14,464	11,059	8,262
01/31/2004	14,691	11,254	8,413
02/29/2004	14,943	11,495	8,530
03/31/2004	14,857	11,394	8,402
04/30/2004	14,654	11,115	8,270
05/31/2004	14,774	11,229	8,383
06/30/2004	15,071	11,494	8,546
07/31/2004	14,926	11,332	8,263
08/31/2004	15,131	11,493	8,297
09/30/2004	15,255	11,671	8,387
10/31/2004	15,351	11,865	8,515
11/30/2004	16,014	12,465	8,859
12/31/2004	16,442	12,883	9,161
01/31/2005	16,123	12,653	8,938
02/28/2005	16,811	13,072	9,126
03/31/2005	16,584	12,893	8,964
04/30/2005	16,325	12,662	8,794
05/31/2005	16,758	12,967	9,074
06/30/2005	17,071	13,109	9,087

Sector Breakdown *

Short-Term Instruments	22.6%
Financial & Business Services	21.8%
Energy	10.8%
Consumer Discretionary	7.8%
Consumer Staples	7.7%
Utilities	6.2%
Healthcare	6.2%
Materials & Processing	4.7%
Communications	4.7%
Other	7.5%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  9

A VALUE STOCK FUND

NFJ Small-Cap Value Fund

•	NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in the common stocks of companies with market capitalizations of between $100 million and $1.8 billion at the time of investment. The Fund invests primarily in dividend-paying stocks with below-average P/E ratios relative to the market and their respective industry groups.

•	The Fund’s Class R Shares returned 18.17% for the year ended June 30, 2005. This return exceeded the 14.39% return of the Fund’s benchmark, the Russell 2000 Value Index.

•	The U.S. stock market withstood significant volatility over the fiscal year but made little overall progress. Investors reacted to increasing concern over record high oil prices, the threat of inflation and a potential correction in the real estate market. In this environment, value outperformed growth.

•	The Fund’s relative performance was helped by overweight exposure and strong stock selection in the energy sector. Energy was the top performing industry for the 12-month period, supported by rising oil prices. Within the sector, the Fund saw contributions from several of its holdings, including Frontline Ltd., an oil shipping company. The Fund also saw strength from its positions in Vintage Petroleum and Range Resources, both of which are oil and gas exploration companies.

•	Relative performance was also helped by an underweight in the financial services sector, as well as strong stock selection within the industry. The Fund saw particular support from its REIT holdings, including CBL & Associates Properties and Nationwide Health Properties.

•	Select disappointments in the consumer discretionary sector hurt the Fund’s relative performance. For example, Libbey, a manufacturer of glassware, and Kellwood, an apparel manufacturer, saw stock prices fall.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (10/01/91)
NFJ Small-Cap Value Class R	18.17%	19.16%	14.27%	13.68%
Russell 2000 Value Index	14.39%	16.12%	13.89%	—
Russell 2000 Index	9.45%	5.71%	9.90%	—
Lipper Small-Cap Value Fund Average	12.69%	15.06%	12.85%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,047.60	$1,017.21
Expenses Paid During Period	$7.77	$7.65

Expenses are equal to the expense ratio of 1.53% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	NFJ Small-Cap Value Fund R	Russell 2000 Value Index	Russell 2000 Index
09/30/1991	10,000	10,000	10,000
10/31/1991	10,109	10,114	10,264
11/30/1991	9,872	9,703	9,789
12/31/1991	10,596	10,332	10,573
01/31/1992	11,311	11,197	11,430
02/29/1992	11,687	11,731	11,764
03/31/1992	11,578	11,603	11,366
04/30/1992	11,335	11,443	10,967
05/31/1992	11,338	11,754	11,113
06/30/1992	10,969	11,373	10,590
07/31/1992	11,296	11,801	10,958
08/31/1992	11,117	11,571	10,649
09/30/1992	11,222	11,790	10,894
10/31/1992	11,419	12,065	11,238
11/30/1992	12,223	12,812	12,098
12/31/1992	12,488	13,343	12,519
01/31/1993	13,034	14,051	12,943
02/28/1993	12,964	14,107	12,644
03/31/1993	13,289	14,642	13,054
04/30/1993	12,932	14,290	12,696
05/31/1993	13,144	14,740	13,257
06/30/1993	13,167	14,879	13,339
07/31/1993	13,206	15,134	13,524
08/31/1993	13,637	15,726	14,108
09/30/1993	13,755	16,103	14,506
10/31/1993	14,008	16,471	14,879
11/30/1993	13,747	16,052	14,394
12/31/1993	14,112	16,524	14,886
01/31/1994	14,631	17,113	15,353
02/28/1994	14,600	17,063	15,297
03/31/1994	13,939	16,299	14,491
04/30/1994	13,978	16,459	14,577
05/31/1994	13,637	16,436	14,413
06/30/1994	13,384	16,009	13,927
07/31/1994	13,585	16,305	14,156
08/31/1994	14,122	16,947	14,944
09/30/1994	13,769	16,766	14,894
10/31/1994	13,504	16,459	14,834
11/30/1994	13,183	15,794	14,234
12/31/1994	13,490	16,268	14,615
01/31/1995	13,555	16,757	14,431
02/28/1995	14,154	17,377	15,031
03/31/1995	14,230	17,462	15,289
04/30/1995	14,553	17,981	15,629
05/31/1995	14,898	18,366	15,897
06/30/1995	15,365	18,994	16,722
07/31/1995	16,119	19,687	17,685
08/31/1995	16,427	20,272	18,051
09/30/1995	16,734	20,575	18,374
10/31/1995	16,070	19,753	17,552
11/30/1995	16,722	20,538	18,289
12/31/1995	16,803	21,174	18,772
01/31/1996	16,713	21,315	18,751
02/29/1996	17,068	21,649	19,336
03/31/1996	17,578	22,103	19,729
04/30/1996	18,167	22,706	20,784
05/31/1996	18,743	23,281	21,603
06/30/1996	18,604	23,006	20,716
07/31/1996	17,570	21,783	18,907
08/31/1996	18,397	22,728	20,005
09/30/1996	18,949	23,349	20,787
10/31/1996	19,304	23,619	20,466
11/30/1996	20,572	24,890	21,309
12/31/1996	21,302	25,698	21,868
01/31/1997	21,986	26,093	22,305
02/28/1997	22,067	26,341	21,764
03/31/1997	21,218	25,634	20,737
04/30/1997	21,421	26,011	20,795
05/31/1997	23,249	28,082	23,108
06/30/1997	24,379	29,503	24,099
07/31/1997	25,615	30,742	25,220
08/31/1997	26,293	31,230	25,798
09/30/1997	28,205	33,306	27,686
10/31/1997	27,708	32,401	26,471
11/30/1997	28,016	32,756	26,298
12/31/1997	28,557	33,866	26,759
01/31/1998	28,054	33,254	26,336
02/28/1998	29,802	35,264	28,285
03/31/1998	30,961	36,694	29,450
04/30/1998	30,847	36,876	29,613
05/31/1998	29,421	35,570	28,017
06/30/1998	28,501	35,369	28,076
07/31/1998	26,420	32,599	25,802
08/31/1998	22,520	27,493	20,791
09/30/1998	23,151	29,046	22,419
10/31/1998	24,054	29,908	23,333
11/30/1998	24,874	30,718	24,556
12/31/1998	25,747	31,681	26,076
01/31/1999	24,725	30,962	26,423
02/28/1999	23,452	28,848	24,283
03/31/1999	23,102	28,610	24,662
04/30/1999	25,066	31,222	26,871
05/31/1999	25,903	32,182	27,264
06/30/1999	26,841	33,347	28,496
07/31/1999	26,489	32,556	27,715
08/31/1999	25,520	31,366	26,690
09/30/1999	24,402	30,739	26,695
10/31/1999	24,253	30,124	26,802
11/30/1999	24,054	30,280	28,402
12/31/1999	23,920	31,210	31,617
01/31/2000	22,657	30,394	31,108
02/29/2000	22,199	32,252	36,244
03/31/2000	23,395	32,403	33,855
04/30/2000	24,114	32,595	31,817
05/31/2000	24,490	32,097	29,962
06/30/2000	24,269	33,035	32,575
07/31/2000	24,917	34,136	31,526
08/31/2000	26,041	35,662	33,931
09/30/2000	26,382	35,460	32,934
10/31/2000	26,520	35,334	31,465
11/30/2000	26,045	34,615	28,234
12/31/2000	28,881	38,334	30,659
01/31/2001	29,626	39,392	32,256
02/28/2001	30,198	39,338	30,140
03/31/2001	30,074	38,707	28,666
04/30/2001	31,199	40,498	30,908
05/31/2001	32,460	41,540	31,668
06/30/2001	33,323	43,211	32,761
07/31/2001	32,853	42,242	30,989
08/31/2001	33,040	42,096	29,988
09/30/2001	29,892	37,449	25,951
10/31/2001	30,666	38,427	27,469
11/30/2001	32,165	41,188	29,596
12/31/2001	34,144	43,710	31,422
01/31/2002	34,089	44,290	31,095
02/28/2002	34,692	44,560	30,243
03/31/2002	37,565	47,897	32,674
04/30/2002	38,635	49,583	32,972
05/31/2002	38,145	47,944	31,508
06/30/2002	37,794	46,882	29,945
07/31/2002	34,139	39,916	25,423
08/31/2002	34,894	39,739	25,360
09/30/2002	33,456	36,901	23,539
10/31/2002	34,038	37,456	24,294
11/30/2002	34,950	40,445	26,462
12/31/2002	34,961	38,716	24,988
01/31/2003	34,209	37,626	24,295
02/28/2003	33,422	36,362	23,562
03/31/2003	33,319	36,750	23,866
04/30/2003	35,468	40,241	26,128
05/31/2003	38,124	44,349	28,932
06/30/2003	38,368	45,101	29,455
07/31/2003	39,558	47,350	31,299
08/31/2003	40,555	49,148	32,733
09/30/2003	39,752	48,585	32,127
10/31/2003	42,093	52,546	34,826
11/30/2003	43,230	54,563	36,062
12/31/2003	45,391	56,537	36,794
01/31/2004	46,140	58,492	38,391
02/29/2004	47,496	59,624	38,737
03/31/2004	48,104	60,449	39,097
04/30/2004	46,300	57,323	37,103
05/31/2004	46,856	58,015	37,693
06/30/2004	49,354	60,961	39,280
07/31/2004	47,552	58,159	36,636
08/31/2004	47,837	58,729	36,449
09/30/2004	49,674	61,052	38,159
10/31/2004	50,658	62,001	38,911
11/30/2004	54,939	67,502	42,284
12/31/2004	55,669	69,116	43,536
01/31/2005	54,545	66,441	41,720
02/28/2005	56,983	67,763	42,425
03/31/2005	56,162	66,367	41,212
04/30/2005	53,764	62,943	38,851
05/31/2005	55,974	66,782	41,395
06/30/2005	58,319	69,734	42,993

Sector Breakdown *

Short-Term Instruments	18.1%
Financial & Business Services	16.1%
Energy	11.2%
Materials & Processing	10.2%
Consumer Discretionary	9.7%
Capital Goods	8.6%
Utilities	7.3%
Consumer Staples	6.1%
Transportation	4.7%
Other	8.0%

*	% of total investments as of June 30, 2005

10  Allianz Funds Annual Report  |  06.30.05

A VALUE STOCK FUND

OCC Renaissance Fund

•	OCC Renaissance Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations of more than $5 billion at the time of investment.

•	The Fund’s Class R Shares returned -1.97% for the year ended June 30, 2005. This return trailed the 21.79% return of the Fund’s benchmark, the Russell Midcap Value Index.

•	On February 11, 2005, Oppenheimer Capital LLC (an Allianz-owned investment management firm) assumed responsibility for the portfolio management of OCC Renaissance Fund (formerly PEA Renaissance Fund).

•	Over the course of the fiscal year investors were increasingly concerned about slowing economic growth, rising oil prices and the threat of inflation, leading them to favor quality and stability. This attitude supported value stocks over growth stocks for most of the year. The notable exception to this was in the fourth quarter of 2004, when a surge in investor confidence led to a rally in the more speculative securities.

•	The Fund trailed its benchmark for the reporting period, largely due to an underweight in the energy sector for much of the year. Energy was the top performing industry for the fiscal year, supported by rising oil prices.

•	Relative performance was also hurt by stock selection in the technology sector. The Fund’s holdings in the more cyclical segments of technology suffered the most, including Agilent Technology and Micron. Agilent and Micron are both semiconductor-related companies.

•	Select stocks made significant contributions to relative return including Aon and J.C. Penney, two of the Fund’s top performers. Aon is an insurance company and J.C. Penney is a nationwide retailer.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (04/18/88)
OCC Renaissance Fund Class R	-1.97%	13.78%	16.92%	13.52%
Russell Midcap Value Index	21.79%	14.86%	14.28%	—
Lipper Mid-Cap Value Fund Average	13.79%	12.73%	12.30%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$911.20	$1,017.21
Expenses Paid During Period	$7.25	$7.65

Expenses are equal to the expense ratio of 1.53% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	OCC Renaissance R	Russell Midcap Value Index
04/30/1988	10,000	10,000
05/31/1988	10,003	10,071
06/30/1988	10,226	10,718
07/31/1988	10,199	10,641
08/31/1988	10,052	10,524
09/30/1988	10,197	10,842
10/31/1988	10,313	10,967
11/30/1988	10,255	10,705
12/31/1988	10,590	10,885
01/31/1989	10,906	11,543
02/28/1989	10,847	11,567
03/31/1989	10,944	11,794
04/30/1989	11,232	12,285
05/31/1989	11,552	12,763
06/30/1989	11,630	12,810
07/31/1989	11,858	13,626
08/31/1989	12,214	14,032
09/30/1989	12,067	13,817
10/31/1989	11,844	13,111
11/30/1989	11,826	13,198
12/31/1989	11,821	13,355
01/31/1990	11,240	12,407
02/28/1990	11,243	12,656
03/31/1990	11,524	12,801
04/30/1990	11,173	12,104
05/31/1990	11,864	13,084
06/30/1990	11,807	12,804
07/31/1990	11,486	12,443
08/31/1990	10,696	11,180
09/30/1990	9,933	10,303
10/31/1990	9,523	9,885
11/30/1990	9,843	10,762
12/31/1990	10,034	11,208
01/31/1991	10,347	11,908
02/28/1991	10,969	12,858
03/31/1991	11,228	13,288
04/30/1991	11,343	13,520
05/31/1991	11,934	14,132
06/30/1991	11,512	13,568
07/31/1991	11,932	14,220
08/31/1991	12,415	14,633
09/30/1991	12,611	14,502
10/31/1991	12,870	14,781
11/30/1991	12,467	14,088
12/31/1991	13,422	15,457
01/31/1992	13,658	15,854
02/29/1992	13,921	16,446
03/31/1992	13,648	16,196
04/30/1992	13,665	16,609
05/31/1992	13,799	16,763
06/30/1992	13,641	16,634
07/31/1992	13,958	17,301
08/31/1992	13,767	16,796
09/30/1992	13,909	17,132
10/31/1992	13,874	17,490
11/30/1992	14,235	18,226
12/31/1992	14,524	18,808
01/31/1993	14,742	19,283
02/28/1993	14,614	19,700
03/31/1993	15,172	20,383
04/30/1993	15,043	20,025
05/31/1993	15,395	20,475
06/30/1993	15,703	20,901
07/31/1993	16,058	21,131
08/31/1993	17,085	21,852
09/30/1993	17,369	21,795
10/31/1993	17,619	21,549
11/30/1993	17,165	21,051
12/31/1993	17,679	21,745
01/31/1994	18,183	22,378
02/28/1994	17,981	21,980
03/31/1994	16,993	21,129
04/30/1994	16,874	21,440
05/31/1994	16,796	21,468
06/30/1994	16,403	21,073
07/31/1994	16,800	21,916
08/31/1994	17,589	22,729
09/30/1994	17,561	22,017
10/31/1994	17,510	21,997
11/30/1994	16,784	21,027
12/31/1994	16,853	21,282
01/31/1995	16,886	21,882
02/28/1995	17,261	22,987
03/31/1995	17,729	23,419
04/30/1995	18,048	23,916
05/31/1995	18,082	24,877
06/30/1995	18,538	25,449
07/31/1995	19,448	26,337
08/31/1995	19,670	26,854
09/30/1995	20,301	27,469
10/31/1995	20,352	26,933
11/30/1995	21,325	28,406
12/31/1995	21,591	28,716
01/31/1996	22,317	29,414
02/29/1996	22,614	29,693
03/31/1996	22,788	30,320
04/30/1996	23,164	30,577
05/31/1996	23,694	30,868
06/30/1996	23,751	30,902
07/31/1996	22,727	29,431
08/31/1996	23,612	30,664
09/30/1996	24,766	31,789
10/31/1996	25,608	32,625
11/30/1996	26,914	34,674
12/31/1996	26,965	34,529
01/31/1997	27,933	35,613
02/28/1997	27,783	36,215
03/31/1997	27,074	35,114
04/30/1997	28,203	35,999
05/31/1997	29,938	38,119
06/30/1997	31,512	39,533
07/31/1997	34,282	42,466
08/31/1997	33,439	41,970
09/30/1997	35,870	44,572
10/31/1997	34,206	43,217
11/30/1997	35,536	44,673
12/31/1997	36,513	46,384
01/31/1998	36,524	45,484
02/28/1998	39,286	48,523
03/31/1998	40,794	51,022
04/30/1998	41,675	50,736
05/31/1998	40,800	49,549
06/30/1998	41,118	49,707
07/31/1998	40,243	47,187
08/31/1998	33,096	40,553
09/30/1998	34,257	42,921
10/31/1998	35,723	45,702
11/30/1998	37,970	47,306
12/31/1998	40,587	48,744
01/31/1999	43,135	47,609
02/28/1999	41,013	46,561
03/31/1999	42,834	47,227
04/30/1999	45,010	51,699
05/31/1999	43,642	51,917
06/30/1999	45,038	52,508
07/31/1999	45,254	51,196
08/31/1999	43,811	49,424
09/30/1999	40,503	46,923
10/31/1999	40,240	48,308
11/30/1999	41,664	47,424
12/31/1999	44,423	48,695
01/31/2000	42,495	45,783
02/29/2000	39,796	43,869
03/31/2000	44,787	49,186
04/30/2000	46,399	49,383
05/31/2000	47,916	50,232
06/30/2000	46,397	48,358
07/31/2000	47,594	49,490
08/31/2000	51,288	52,524
09/30/2000	52,442	53,028
10/31/2000	55,405	54,035
11/30/2000	55,615	53,333
12/31/2000	60,949	58,037
01/31/2001	62,716	57,828
02/28/2001	63,281	57,585
03/31/2001	60,148	55,984
04/30/2001	63,186	59,063
05/31/2001	63,963	60,741
06/30/2001	63,950	59,927
07/31/2001	65,376	59,687
08/31/2001	65,605	58,595
09/30/2001	59,891	53,005
10/31/2001	62,622	53,286
11/30/2001	69,479	57,016
12/31/2001	72,508	59,382
01/31/2002	72,494	59,982
02/28/2002	72,073	60,953
03/31/2002	77,760	64,068
04/30/2002	75,730	64,023
05/31/2002	75,465	63,927
06/30/2002	67,209	61,076
07/31/2002	57,000	55,097
08/31/2002	55,587	55,736
09/30/2002	45,809	50,107
10/31/2002	49,327	51,700
11/30/2002	57,234	54,957
12/31/2002	53,411	53,649
01/31/2003	50,009	52,163
02/28/2003	48,073	51,297
03/31/2003	47,492	51,472
04/30/2003	53,176	55,383
05/31/2003	61,025	60,257
06/30/2003	62,996	60,679
07/31/2003	66,745	62,566
08/31/2003	71,577	64,787
09/30/2003	70,611	64,282
10/31/2003	75,603	69,000
11/30/2003	78,196	71,001
12/31/2003	84,342	74,068
01/31/2004	86,780	76,024
02/29/2004	88,246	77,901
03/31/2004	87,708	78,026
04/30/2004	85,270	74,726
05/31/2004	87,239	76,639
06/30/2004	90,258	79,375
07/31/2004	85,312	77,224
08/31/2004	84,382	78,467
09/30/2004	85,656	80,750
10/31/2004	86,658	82,616
11/30/2004	93,383	88,200
12/31/2004	97,099	91,623
01/31/2005	91,419	89,488
02/28/2005	92,150	92,611
03/31/2005	89,985	92,333
04/30/2005	85,810	89,895
05/31/2005	87,818	93,608
06/30/2005	88,476	96,669

Sector Breakdown *

Financial & Business Services	19.6%
Healthcare	12.0%
Technology	10.4%
Consumer Services	9.8%
Short-Term Instruments	9.4%
Consumer Discretionary	9.0%
Energy	8.2%
Capital Goods	7.5%
Materials & Processing	7.0%
Other	7.1%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  11

A VALUE STOCK FUND

OCC Value Fund

•	OCC Value Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations of more than $5 billion at the time of investment.

•	The Fund’s Class R Shares returned 3.30% for the year ended June 30, 2005. This return trailed the 14.05% return of the Fund’s benchmark, the Russell 1000 Value Index.

•	On February 11, 2005, Oppenheimer Capital LLC (an Allianz-owned investment management firm) assumed responsibility for the portfolio management of OCC Value Fund (formerly PEA Value Fund).

•	Over the course of the fiscal year investors were increasingly concerned about slowing economic growth, rising oil prices and the threat of inflation, leading them to favor quality and stability. This attitude supported value stocks over growth stocks for most of the year. The notable exception to this was in the fourth quarter of 2004, when a surge in investor confidence led to a rally in the more speculative securities.

•	The Fund trailed its benchmark for the reporting period, largely due to an underweight in the energy sector for much of the year. Energy was the top performing industry for the fiscal year, supported by rising oil prices.

•	Relative performance was also hurt by stock selection in the technology sector. The Fund’s holdings in the more cyclical segments of technology suffered the most, including Teradyne and Micron. Teradyne and Micron are both semiconductor-related companies.

•	Overweight exposure to the industrials sector helped the Fund’s relative performance. Standout performers in this area included airplane manufacturer and defense contractor Boeing.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (12/30/91)
OCC Value Class R	3.30%	13.00%	13.52%	13.54%
Russell 1000 Value Index	14.05%	6.56%	12.03%	—
Lipper Large-Cap Value Fund Average	8.74%	3.87%	9.49%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$971.40	$1,017.95
Expenses Paid During Period	$6.75	$6.90

Expenses are equal to the expense ratio of 1.38% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	OCC Value R	Russell 1000 Value Index
12/31/1991	10,000	10,000
01/31/1992	10,283	10,016
02/29/1992	10,624	10,261
03/31/1992	10,379	10,112
04/30/1992	10,419	10,548
05/31/1992	10,323	10,600
06/30/1992	10,096	10,534
07/31/1992	10,448	10,941
08/31/1992	10,140	10,606
09/30/1992	10,274	10,753
10/31/1992	10,334	10,763
11/30/1992	10,883	11,116
12/31/1992	11,230	11,381
01/31/1993	11,460	11,712
02/28/1993	11,577	12,124
03/31/1993	11,931	12,481
04/30/1993	11,715	12,321
05/31/1993	11,874	12,569
06/30/1993	11,950	12,846
07/31/1993	11,885	12,990
08/31/1993	12,523	13,459
09/30/1993	12,547	13,480
10/31/1993	12,975	13,471
11/30/1993	12,836	13,193
12/31/1993	12,976	13,444
01/31/1994	13,569	13,952
02/28/1994	13,341	13,475
03/31/1994	12,617	12,974
04/30/1994	12,455	13,223
05/31/1994	12,448	13,375
06/30/1994	12,154	13,055
07/31/1994	12,655	13,461
08/31/1994	13,180	13,848
09/30/1994	12,771	13,388
10/31/1994	12,899	13,575
11/30/1994	12,244	13,026
12/31/1994	12,353	13,176
01/31/1995	12,681	13,582
02/28/1995	13,242	14,119
03/31/1995	13,599	14,429
04/30/1995	13,960	14,885
05/31/1995	14,483	15,511
06/30/1995	14,728	15,721
07/31/1995	15,369	16,269
08/31/1995	15,550	16,498
09/30/1995	15,973	17,095
10/31/1995	16,010	16,925
11/30/1995	16,690	17,783
12/31/1995	17,039	18,229
01/31/1996	17,516	18,797
02/29/1996	17,889	18,940
03/31/1996	18,025	19,262
04/30/1996	18,252	19,336
05/31/1996	18,612	19,577
06/30/1996	18,520	19,593
07/31/1996	17,513	18,853
08/31/1996	18,185	19,392
09/30/1996	18,673	20,163
10/31/1996	18,929	20,942
11/30/1996	20,541	22,461
12/31/1996	20,354	22,174
01/31/1997	21,028	23,249
02/28/1997	21,375	23,591
03/31/1997	20,616	22,742
04/30/1997	21,416	23,698
05/31/1997	22,669	25,023
06/30/1997	23,233	26,096
07/31/1997	24,755	28,059
08/31/1997	24,223	27,060
09/30/1997	25,667	28,695
10/31/1997	24,363	27,894
11/30/1997	24,945	29,127
12/31/1997	25,501	29,978
01/31/1998	25,591	29,555
02/28/1998	27,100	31,544
03/31/1998	28,184	33,475
04/30/1998	27,607	33,698
05/31/1998	27,485	33,200
06/30/1998	27,529	33,625
07/31/1998	26,351	33,034
08/31/1998	22,556	28,118
09/30/1998	23,838	29,732
10/31/1998	25,938	32,036
11/30/1998	27,419	33,529
12/31/1998	27,885	34,669
01/31/1999	27,171	34,947
02/28/1999	26,160	34,454
03/31/1999	26,066	35,167
04/30/1999	28,806	38,452
05/31/1999	29,566	38,029
06/30/1999	30,684	39,132
07/31/1999	30,343	37,985
08/31/1999	30,043	36,576
09/30/1999	29,165	35,296
10/31/1999	29,206	37,329
11/30/1999	28,748	37,037
12/31/1999	28,869	37,215
01/31/2000	27,116	36,002
02/29/2000	24,499	33,327
03/31/2000	28,260	37,393
04/30/2000	28,170	36,959
05/31/2000	29,392	37,347
06/30/2000	28,425	35,641
07/31/2000	29,775	36,086
08/31/2000	31,622	38,092
09/30/2000	32,482	38,443
10/31/2000	34,703	39,389
11/30/2000	35,130	37,927
12/31/2000	37,544	39,827
01/31/2001	37,570	39,979
02/28/2001	37,698	38,867
03/31/2001	37,151	37,495
04/30/2001	39,800	39,333
05/31/2001	40,397	40,218
06/30/2001	40,373	39,325
07/31/2001	41,346	39,242
08/31/2001	39,923	37,669
09/30/2001	37,061	35,017
10/31/2001	37,261	34,716
11/30/2001	41,587	36,733
12/31/2001	43,117	37,599
01/31/2002	43,648	37,310
02/28/2002	43,652	37,370
03/31/2002	46,001	39,137
04/30/2002	43,402	37,795
05/31/2002	43,345	37,984
06/30/2002	38,742	35,803
07/31/2002	34,256	32,474
08/31/2002	34,177	32,721
09/30/2002	27,943	29,082
10/31/2002	30,069	31,237
11/30/2002	34,724	33,205
12/31/2002	32,175	31,764
01/31/2003	31,329	30,995
02/28/2003	29,897	30,168
03/31/2003	29,957	30,219
04/30/2003	32,905	32,878
05/31/2003	36,439	35,002
06/30/2003	37,547	35,440
07/31/2003	38,775	35,968
08/31/2003	40,233	36,529
09/30/2003	39,649	36,171
10/31/2003	42,131	38,384
11/30/2003	43,328	38,906
12/31/2003	46,166	41,303
01/31/2004	48,506	42,030
02/29/2004	49,734	42,929
03/31/2004	49,176	42,552
04/30/2004	48,242	41,513
05/31/2004	48,739	41,937
06/30/2004	50,698	42,927
07/31/2004	49,030	42,321
08/31/2004	49,555	42,922
09/30/2004	49,203	43,588
10/31/2004	49,877	44,311
11/30/2004	52,072	46,553
12/31/2004	53,910	48,113
01/31/2005	51,883	47,256
02/28/2005	52,516	48,821
03/31/2005	51,366	48,152
04/30/2005	50,159	47,290
05/31/2005	51,608	48,429
06/30/2005	52,362	48,957

Sector Breakdown *

Financial & Business Services	31.0%
Energy	15.1%
Short-Term Instruments	12.2%
Capital Goods	9.7%
Consumer Services	8.0%
Healthcare	7.3%
Technology	4.3%
Materials & Processing	4.2%
Other	8.2%

*	% of total investments as of June 30, 2005

12  Allianz Funds Annual Report  |  06.30.05

A GROWTH STOCK FUND

PEA Growth Fund

•	PEA Growth Fund seeks long-term growth of capital, with income an incidental consideration, by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•	The Fund’s Class R Shares returned 2.74% for the year ended June 30, 2005. This return exceeded the 1.69% return of the Fund’s benchmark, the Russell 1000 Growth Index.

•	The U.S. stock market as a whole produced moderate returns amidst continued volatility. Investors distracted by high oil prices, the threat of inflation and signs of slowing economic growth remained generally risk-averse, favoring value over growth. Small-cap stocks outperformed large-caps for much of the reporting period.

•	The Fund’s strong relative performance was supported by overweight exposure to the healthcare sector. Within healthcare the portfolio saw particular strength from its holdings in biotechnology companies, including Genentech Inc., Gilead Sciences Inc. and Amgen Inc. The Fund also benefited from its position in Johnson & Johnson, a diversified healthcare products company.

•	Good stock selection in the consumer staples sector also helped relative performance. The primary contributor was CVS Corp., which operates a successful chain of U.S. drugstores.

•	Relative performance was hindered over the period by overweight exposure to information technology. The Fund saw disappointing results from several holdings in this sector, including IBM and Cisco Systems Inc.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (02/24/84)
PEA Growth Class R	2.74%	-10.93%	5.76%	11.31%
Russell 1000 Growth Index	1.69%	-10.35%	7.40%	—
S&P 500 Index	6.32%	-2.37%	9.94%	—
Lipper Large-Cap Growth Fund Average	2.90%	-8.81%	6.90%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$977.80	$1,017.65
Expenses Paid During Period	$7.06	$7.20

Expenses are equal to the expense ratio of 1.44% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	PEA Growth Fund R	Russell 1000 Growth Index	S&P 500 Index
02/29/1984	10,000	10,000	10,000
03/31/1984	10,253	10,185	10,180
04/30/1984	10,317	10,243	10,251
05/31/1984	9,960	9,693	9,708
06/30/1984	10,194	10,065	9,912
07/31/1984	10,268	9,895	9,763
08/31/1984	11,090	11,023	10,866
09/30/1984	11,012	10,841	10,877
10/31/1984	11,108	10,918	10,910
11/30/1984	11,028	10,697	10,801
12/31/1984	11,249	10,970	11,082
01/31/1985	12,048	11,981	11,947
02/28/1985	12,146	12,161	12,095
03/31/1985	12,192	12,073	12,104
04/30/1985	12,132	11,890	12,093
05/31/1985	12,780	12,608	12,790
06/30/1985	13,143	12,848	12,976
07/31/1985	13,157	12,793	12,958
08/31/1985	13,088	12,676	12,848
09/30/1985	12,708	12,229	12,449
10/31/1985	13,228	12,757	13,022
11/30/1985	13,954	13,857	13,920
12/31/1985	14,740	14,575	14,588
01/31/1986	15,083	14,692	14,670
02/28/1986	16,299	15,861	15,768
03/31/1986	17,057	16,847	16,647
04/30/1986	17,074	16,868	16,459
05/31/1986	17,801	17,842	17,335
06/30/1986	18,114	18,228	17,628
07/31/1986	17,707	16,976	16,642
08/31/1986	18,713	17,759	17,877
09/30/1986	17,588	16,001	16,399
10/31/1986	18,436	16,920	17,345
11/30/1986	18,756	17,229	17,767
12/31/1986	18,228	16,814	17,313
01/31/1987	20,674	19,225	19,646
02/28/1987	22,020	20,533	20,422
03/31/1987	22,440	20,864	21,012
04/30/1987	22,393	20,464	20,825
05/31/1987	22,608	20,685	21,006
06/30/1987	23,582	21,663	22,067
07/31/1987	24,405	22,696	23,186
08/31/1987	25,106	23,742	24,050
09/30/1987	24,990	23,126	23,524
10/31/1987	19,318	17,753	18,457
11/30/1987	17,992	16,221	16,936
12/31/1987	19,693	17,706	18,225
01/31/1988	19,470	17,913	18,992
02/29/1988	20,683	18,889	19,877
03/31/1988	20,400	18,254	19,263
04/30/1988	20,575	18,283	19,477
05/31/1988	20,750	18,217	19,646
06/30/1988	21,981	19,235	20,548
07/31/1988	21,574	18,920	20,470
08/31/1988	20,446	18,227	19,774
09/30/1988	21,388	19,153	20,616
10/31/1988	21,534	19,526	21,189
11/30/1988	21,142	19,158	20,886
12/31/1988	21,622	19,701	21,252
01/31/1989	23,046	21,078	22,807
02/28/1989	22,606	20,587	22,239
03/31/1989	23,569	21,070	22,758
04/30/1989	25,273	22,338	23,939
05/31/1989	27,149	23,351	24,908
06/30/1989	26,801	23,193	24,766
07/31/1989	29,103	25,538	27,003
08/31/1989	29,982	25,960	27,532
09/30/1989	30,567	26,078	27,419
10/31/1989	29,631	25,618	26,783
11/30/1989	30,230	26,287	27,329
12/31/1989	29,837	26,778	27,985
01/31/1990	27,647	24,626	26,107
02/28/1990	28,333	24,800	26,444
03/31/1990	29,038	25,787	27,145
04/30/1990	28,867	25,451	26,466
05/31/1990	31,924	28,097	29,047
06/30/1990	32,467	28,400	28,849
07/31/1990	31,879	28,141	28,757
08/31/1990	29,523	25,444	26,157
09/30/1990	28,233	24,072	24,883
10/31/1990	28,176	24,169	24,776
11/30/1990	29,602	25,797	26,377
12/31/1990	30,046	26,709	27,113
01/31/1991	31,503	28,076	28,295
02/28/1991	33,850	30,306	30,318
03/31/1991	34,808	31,501	31,052
04/30/1991	34,467	31,353	31,126
05/31/1991	36,353	32,751	32,471
06/30/1991	34,542	31,198	30,984
07/31/1991	36,881	32,871	32,428
08/31/1991	38,717	33,968	33,196
09/30/1991	38,284	33,378	32,642
10/31/1991	39,547	33,898	33,079
11/30/1991	37,993	33,034	31,746
12/31/1991	42,795	37,703	35,378
01/31/1992	41,777	36,792	34,720
02/29/1992	42,069	36,849	35,171
03/31/1992	41,131	35,842	34,485
04/30/1992	40,888	36,099	35,499
05/31/1992	41,518	36,364	35,673
06/30/1992	40,219	35,450	35,142
07/31/1992	41,465	37,038	36,578
08/31/1992	39,890	36,584	35,829
09/30/1992	41,098	37,009	36,250
10/31/1992	41,748	37,565	36,375
11/30/1992	43,593	39,198	37,614
12/31/1992	43,863	39,588	38,075
01/31/1993	44,960	39,134	38,394
02/28/1993	44,016	38,515	38,917
03/31/1993	45,010	39,257	39,738
04/30/1993	43,003	37,687	38,778
05/31/1993	45,205	39,007	39,815
06/30/1993	45,589	38,649	39,932
07/31/1993	45,625	37,958	39,771
08/31/1993	47,154	39,514	41,280
09/30/1993	48,210	39,220	40,963
10/31/1993	48,061	40,311	41,811
11/30/1993	47,229	40,044	41,412
12/31/1993	48,141	40,738	41,913
01/31/1994	50,413	41,679	43,338
02/28/1994	49,480	40,920	42,162
03/31/1994	47,244	38,942	40,324
04/30/1994	46,582	39,127	40,841
05/31/1994	47,388	39,718	41,511
06/30/1994	46,208	38,545	40,493
07/31/1994	47,331	39,863	41,823
08/31/1994	49,674	42,085	43,538
09/30/1994	48,651	41,510	42,474
10/31/1994	50,431	42,489	43,428
11/30/1994	48,026	41,130	41,846
12/31/1994	47,978	41,820	42,467
01/31/1995	48,304	42,521	43,568
02/28/1995	49,734	44,303	45,266
03/31/1995	50,828	45,599	46,602
04/30/1995	52,475	46,596	47,974
05/31/1995	54,101	48,221	49,892
06/30/1995	56,255	50,083	51,051
07/31/1995	58,195	52,164	52,743
08/31/1995	58,696	52,221	52,876
09/30/1995	59,964	54,628	55,107
10/31/1995	60,150	54,666	54,910
11/30/1995	61,659	56,790	57,321
12/31/1995	61,382	57,116	58,425
01/31/1996	64,144	59,026	60,414
02/29/1996	65,305	60,106	60,974
03/31/1996	65,384	60,183	61,561
04/30/1996	66,194	61,766	62,468
05/31/1996	67,684	63,924	64,079
06/30/1996	66,777	64,011	64,324
07/31/1996	62,884	60,261	61,482
08/31/1996	64,481	61,816	62,778
09/30/1996	69,349	66,318	66,312
10/31/1996	70,466	66,718	68,140
11/30/1996	74,524	71,727	73,291
12/31/1996	72,423	70,322	71,839
01/31/1997	75,892	75,255	76,328
02/28/1997	73,790	74,745	76,926
03/31/1997	69,805	70,700	73,765
04/30/1997	72,737	75,395	78,169
05/31/1997	78,025	80,836	82,928
06/30/1997	80,186	84,071	86,643
07/31/1997	88,646	91,506	93,537
08/31/1997	83,061	86,150	88,297
09/30/1997	88,419	90,390	93,133
10/31/1997	85,872	87,049	90,023
11/30/1997	86,593	90,746	94,190
12/31/1997	88,585	91,762	95,807
01/31/1998	90,543	94,506	96,867
02/28/1998	97,397	101,615	103,853
03/31/1998	103,961	105,665	109,171
04/30/1998	105,926	107,127	110,269
05/31/1998	104,475	104,087	108,374
06/30/1998	112,687	110,462	112,776
07/31/1998	110,647	109,731	111,575
08/31/1998	90,620	93,263	95,444
09/30/1998	98,649	100,427	101,558
10/31/1998	102,625	108,498	109,818
11/30/1998	110,363	116,752	116,474
12/31/1998	123,551	127,279	123,186
01/31/1999	133,077	134,753	128,337
02/28/1999	127,487	128,598	124,349
03/31/1999	133,645	135,371	129,324
04/30/1999	130,224	135,544	134,332
05/31/1999	123,426	131,379	131,161
06/30/1999	133,263	140,581	138,440
07/31/1999	127,626	136,113	134,118
08/31/1999	127,881	138,337	133,450
09/30/1999	127,242	135,431	129,796
10/31/1999	137,599	145,658	138,010
11/30/1999	146,819	153,517	140,816
12/31/1999	173,466	169,484	149,110
01/31/2000	166,198	161,537	141,621
02/29/2000	183,250	169,434	138,938
03/31/2000	191,771	181,563	152,530
04/30/2000	174,512	172,924	147,940
05/31/2000	159,887	164,215	144,904
06/30/2000	175,700	176,661	148,476
07/31/2000	179,408	169,296	146,154
08/31/2000	197,510	184,624	155,232
09/30/2000	181,689	167,161	147,037
10/31/2000	168,153	159,251	146,415
11/30/2000	143,939	135,776	134,872
12/31/2000	148,286	131,480	135,531
01/31/2001	146,077	140,564	140,340
02/28/2001	126,985	116,700	127,544
03/31/2001	113,283	104,001	119,464
04/30/2001	124,872	117,154	128,747
05/31/2001	122,387	115,429	129,610
06/30/2001	118,348	112,756	126,455
07/31/2001	115,141	109,938	125,210
08/31/2001	105,930	100,948	117,372
09/30/2001	95,877	90,870	107,895
10/31/2001	97,727	95,637	109,952
11/30/2001	105,536	104,825	118,387
12/31/2001	104,839	104,628	119,424
01/31/2002	102,931	102,779	117,682
02/28/2002	99,843	98,513	115,412
03/31/2002	104,216	101,921	119,753
04/30/2002	98,120	93,602	112,493
05/31/2002	96,147	91,338	111,664
06/30/2002	87,600	82,889	103,709
07/31/2002	80,496	78,332	95,627
08/31/2002	81,413	78,566	96,258
09/30/2002	73,068	70,417	85,797
10/31/2002	77,949	76,876	93,349
11/30/2002	78,760	81,051	98,838
12/31/2002	73,987	75,452	93,031
01/31/2003	72,145	73,621	90,594
02/28/2003	71,027	73,283	89,235
03/31/2003	71,865	74,647	90,099
04/30/2003	76,392	80,166	97,525
05/31/2003	79,242	84,168	102,661
06/30/2003	80,581	85,327	103,971
07/31/2003	83,095	87,450	105,804
08/31/2003	84,267	89,625	107,867
09/30/2003	82,590	88,666	106,722
10/31/2003	88,734	93,646	112,759
11/30/2003	89,737	94,626	113,751
12/31/2003	92,250	97,899	119,717
01/31/2004	95,940	99,898	121,914
02/29/2004	97,005	100,533	123,609
03/31/2004	95,889	98,668	121,744
04/30/2004	92,197	97,521	119,833
05/31/2004	93,931	99,338	121,477
06/30/2004	95,828	100,580	123,839
07/31/2004	90,241	94,894	119,741
08/31/2004	88,897	94,425	120,225
09/30/2004	91,075	95,323	121,527
10/31/2004	92,250	96,810	123,384
11/30/2004	96,050	100,140	128,376
12/31/2004	100,689	104,065	132,744
01/31/2005	96,722	100,600	129,509
02/28/2005	97,003	101,666	132,234
03/31/2005	95,499	99,816	129,893
04/30/2005	93,599	97,919	127,429
05/31/2005	98,569	102,658	131,484
06/30/2005	98,460	102,279	131,670

Sector Breakdown *

Technology	26.9%
Healthcare	24.9%
Short-Term Instruments	16.7%
Consumer Discretionary	9.3%
Consumer Services	5.8%
Capital Goods	5.4%
Financial & Business Services	5.4%
Other	5.6%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  13

A BLEND STOCK FUND

PEA Growth & Income Fund

•	PEA Growth & Income Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in common stocks of companies with market capitalizations greater than $5 billion at the time of investment. The Fund may also invest up to 25% of its assets in securities selected for their income potential, including dividend-paying stocks.

•	The Fund’s Class R Shares returned 5.27% for the year ended June 30, 2005. This return trailed the 6.32% return of the Fund’s benchmark, the S&P 500 Index.

•	The U.S. stock market as a whole produced moderate returns amidst continued volatility. Investors distracted by high oil prices, the threat of inflation and signs of slowing economic growth remained generally risk-averse, favoring value over growth. Small-cap stocks outperformed large-caps for much of the reporting period.

•	The Fund’s relative performance over the period was due in part to underweight exposure to the telecommunications sector. The Fund’s lone holding in this area, Verizon Communications Inc., underperformed the sector average.

•	Relative performance was also hindered by poor stock selection in the energy sector. Energy stocks as a whole performed well, buoyed by rising oil prices. The Fund’s holdings in this area delivered strong absolute returns but trailed the sector average. The majority of the Fund’s underperformance over the past year can be attributed to an avoidance of ExxonMobil, a large constituent of the S&P 500 that saw its stock price skyrocket as a result of better-than-expected earnings.

•	The Fund benefited from strong stock selection in the consumer staples sector. Standout names in this area included consumer products company Altria Group Inc. and CVS Corp. The Fund also saw strength from its position in Kellogg Company.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (12/28/94)
PEA Growth & Income Class R	5.27%	-3.10%	10.81%	11.89%
S&P 500 Index	6.32%	-2.37%	9.94%	—
Lipper Large-Cap Core Fund Average	4.41%	-3.62%	8.15%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$989.60	$1,017.16
Expenses Paid During Period	$7.60	$7.70

Expenses are equal to the expense ratio of 1.54% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	PEA Growth & Income Fund R	S&P 500 Index
12/31/1994	10,000	10,000
01/31/1995	9,814	10,259
02/28/1995	10,368	10,659
03/31/1995	10,720	10,974
04/30/1995	10,864	11,297
05/31/1995	10,836	11,748
06/30/1995	11,657	12,021
07/31/1995	12,356	12,420
08/31/1995	12,349	12,451
09/30/1995	12,680	12,977
10/31/1995	12,856	12,930
11/30/1995	12,997	13,498
12/31/1995	13,074	13,758
01/31/1996	12,973	14,226
02/29/1996	13,385	14,358
03/31/1996	13,876	14,496
04/30/1996	14,632	14,710
05/31/1996	15,307	15,089
06/30/1996	14,930	15,147
07/31/1996	13,251	14,478
08/31/1996	14,026	14,783
09/30/1996	14,953	15,615
10/31/1996	14,944	16,046
11/30/1996	15,666	17,258
12/31/1996	15,224	16,917
01/31/1997	15,586	17,974
02/28/1997	14,916	18,114
03/31/1997	14,291	17,370
04/30/1997	14,653	18,407
05/31/1997	15,860	19,528
06/30/1997	16,244	20,403
07/31/1997	17,576	22,026
08/31/1997	17,889	20,792
09/30/1997	19,010	21,931
10/31/1997	17,727	21,198
11/30/1997	17,739	22,180
12/31/1997	17,562	22,560
01/31/1998	17,223	22,810
02/28/1998	18,694	24,455
03/31/1998	19,632	25,707
04/30/1998	20,321	25,966
05/31/1998	19,531	25,520
06/30/1998	21,027	26,556
07/31/1998	20,423	26,273
08/31/1998	16,994	22,475
09/30/1998	18,566	23,915
10/31/1998	18,694	25,860
11/30/1998	19,799	27,427
12/31/1998	22,644	29,008
01/31/1999	23,396	30,221
02/28/1999	21,852	29,281
03/31/1999	23,482	30,453
04/30/1999	24,703	31,632
05/31/1999	24,071	30,885
06/30/1999	25,713	32,600
07/31/1999	25,340	31,582
08/31/1999	25,550	31,425
09/30/1999	24,400	30,564
10/31/1999	26,103	32,498
11/30/1999	30,071	33,159
12/31/1999	34,134	35,112
01/31/2000	33,700	33,349
02/29/2000	39,072	32,717
03/31/2000	40,901	35,917
04/30/2000	38,610	34,837
05/31/2000	36,467	34,122
06/30/2000	38,119	34,963
07/31/2000	38,478	34,416
08/31/2000	41,856	36,554
09/30/2000	41,948	34,624
10/31/2000	41,071	34,478
11/30/2000	38,936	31,759
12/31/2000	40,583	31,915
01/31/2001	40,956	33,047
02/28/2001	37,393	30,034
03/31/2001	34,985	28,131
04/30/2001	38,060	30,317
05/31/2001	38,631	30,520
06/30/2001	36,665	29,777
07/31/2001	34,978	29,484
08/31/2001	32,260	27,639
09/30/2001	28,560	25,407
10/31/2001	28,740	25,891
11/30/2001	29,869	27,878
12/31/2001	30,383	28,122
01/31/2002	29,845	27,711
02/28/2002	29,827	27,177
03/31/2002	30,842	28,199
04/30/2002	30,027	26,490
05/31/2002	29,811	26,294
06/30/2002	27,850	24,421
07/31/2002	25,532	22,518
08/31/2002	25,834	22,667
09/30/2002	23,602	20,203
10/31/2002	24,220	21,982
11/30/2002	24,956	23,274
12/31/2002	24,250	21,907
01/31/2003	23,610	21,333
02/28/2003	23,171	21,013
03/31/2003	23,256	21,216
04/30/2003	24,698	22,965
05/31/2003	25,738	24,174
06/30/2003	26,315	24,483
07/31/2003	26,996	24,914
08/31/2003	27,277	25,400
09/30/2003	27,105	25,131
10/31/2003	28,713	26,552
11/30/2003	29,155	26,786
12/31/2003	30,758	28,191
01/31/2004	31,204	28,708
02/29/2004	31,810	29,107
03/31/2004	31,647	28,668
04/30/2004	30,106	28,218
05/31/2004	30,269	28,605
06/30/2004	30,922	29,161
07/31/2004	30,029	28,196
08/31/2004	29,948	28,310
09/30/2004	30,373	28,617
10/31/2004	30,576	29,054
11/30/2004	31,793	30,230
12/31/2004	32,893	31,258
01/31/2005	32,321	30,496
02/28/2005	32,812	31,138
03/31/2005	32,091	30,587
04/30/2005	31,558	30,007
05/31/2005	32,416	30,962
06/30/2005	32,549	31,005

Sector Breakdown *

Short-Term Instruments	21.5%
Financial & Business Services	17.1%
Technology	13.4%
Healthcare	10.4%
Energy	8.0%
Capital Goods	7.6%
Consumer Discretionary	5.5%
Consumer Staples	5.4%
Consumer Services	5.3%
Other	5.8%

*	% of total investments as of June 30, 2005

14  Allianz Funds Annual Report  |  06.30.05

A GROWTH STOCK FUND

RCM Large-Cap Growth Fund

•	RCM Large-Cap Growth Fund seeks long-term capital appreciation by investing at least 80% of its assets in stocks of U.S. companies with market capitalizations of at least $3 billion.

•	The Fund’s Class R Shares returned 4.39% for the year ended June 30, 2005 to trail the 6.32% gain posted by the Fund’s benchmark, the S&P 500 Index.

•	The fourth quarter of calendar 2004 was the best quarter for stocks over the year. The overall equity market has remained relatively flat over the first half of 2005, as concerns about oil prices, slowing growth and rising interest rates combined to hold back returns.

•	The Fund’s technology stocks, notably Google and Apple, performed strongly. Google has nearly tripled since its IPO last year. While Google stands to benefit from one of the strongest secular trends in technology–the migration of advertising dollars to the internet–we recently trimmed the position on valuation concerns. Apple remains the market leader in digital music players. Importantly, we expect Apple to be able to increase market share with its innovative line of iMac computers as well.

•	Conversely, returns were held back by stocks in the industrial sector, including 3M and Tyco International. We sold both stocks from the portfolio. Tyco, for example, was not able to demonstrate promised improvements in free cash flow and growth rates. We were expecting better progress on restructuring.

•	The Fund finished the period with overweight allocations in technology, healthcare and consumer discretionary sectors. Major sector underweights were in financials and utilities.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (12/31/96)
RCM Large-Cap Growth Class R	4.39%	-8.10%	—	7.37%
S&P 500 Index	6.32%	-2.37%	—	—
Lipper Large-Cap Growth Fund Average	2.90%	-8.81%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,002.40	$1,017.85
Expenses Paid During Period	$6.95	$7.00

Expenses are equal to the expense ratio of 1.40% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	RCM Large-Cap Growth R	S&P 500 Index
12/31/1996	10,000	10,000
1/31/1997	10,634	10,625
2/28/1997	10,558	10,708
3/31/1997	9,903	10,268
4/30/1997	10,466	10,881
5/31/1997	11,268	11,544
6/30/1997	11,839	12,061
7/31/1997	12,969	13,020
8/31/1997	12,154	12,291
9/30/1997	13,163	12,964
10/31/1997	12,856	12,531
11/30/1997	13,058	13,111
12/31/1997	13,109	13,336
1/31/1998	13,499	13,484
2/28/1998	14,433	14,456
3/31/1998	15,208	15,197
4/30/1998	15,595	15,349
5/31/1998	15,117	15,086
6/30/1998	16,027	15,698
7/31/1998	16,059	15,531
8/31/1998	13,361	13,286
9/30/1998	14,541	14,137
10/31/1998	15,541	15,287
11/30/1998	16,644	16,213
12/31/1998	18,762	17,147
1/31/1999	20,180	17,864
2/28/1999	19,437	17,309
3/31/1999	21,132	18,002
4/30/1999	20,784	18,699
5/31/1999	19,971	18,258
6/30/1999	21,467	19,271
7/31/1999	20,956	18,669
8/31/1999	21,222	18,576
9/30/1999	21,025	18,068
10/31/1999	22,412	19,211
11/30/1999	23,786	19,601
12/31/1999	26,990	20,756
1/31/2000	26,437	19,714
2/29/2000	26,960	19,340
3/31/2000	28,880	21,232
4/30/2000	27,407	20,593
5/31/2000	26,190	20,171
6/30/2000	27,898	20,668
7/31/2000	27,516	20,345
8/31/2000	29,134	21,608
9/30/2000	27,665	20,468
10/31/2000	27,115	20,381
11/30/2000	24,609	18,774
12/31/2000	24,558	18,866
1/31/2001	24,776	19,535
2/28/2001	21,828	17,754
3/31/2001	19,839	16,629
4/30/2001	21,555	17,922
5/31/2001	21,499	18,042
6/30/2001	20,545	17,603
7/31/2001	19,967	17,429
8/31/2001	18,552	16,338
9/30/2001	17,528	15,019
10/31/2001	17,908	15,305
11/30/2001	19,111	16,479
12/31/2001	19,022	16,624
1/31/2002	18,388	16,381
2/28/2002	18,002	16,065
3/31/2002	18,411	16,670
4/30/2002	16,914	15,659
5/31/2002	16,659	15,544
6/30/2002	15,771	14,436
7/31/2002	15,040	13,311
8/31/2002	15,161	13,399
9/30/2002	13,714	11,943
10/31/2002	14,943	12,994
11/30/2002	15,208	13,758
12/31/2002	14,554	12,950
1/31/2003	14,165	12,611
2/28/2003	13,906	12,421
3/31/2003	14,237	12,542
4/30/2003	15,044	13,575
5/31/2003	15,592	14,290
6/30/2003	15,721	14,473
7/31/2003	15,894	14,728
8/31/2003	15,994	15,015
9/30/2003	15,879	14,856
10/31/2003	16,470	15,696
11/30/2003	16,513	15,834
12/31/2003	17,176	16,665
1/31/2004	17,422	16,970
2/29/2004	17,392	17,206
3/31/2004	17,262	16,947
4/30/2004	17,046	16,681
5/31/2004	17,234	16,910
6/30/2004	17,522	17,238
7/31/2004	16,584	16,668
8/31/2004	16,498	16,735
9/30/2004	16,699	16,917
10/31/2004	16,873	17,175
11/30/2004	17,637	17,870
12/31/2004	18,249	18,478
1/31/2005	17,975	18,028
2/28/2005	17,860	18,407
3/31/2005	17,644	18,081
4/30/2005	17,327	17,738
5/31/2005	18,249	18,302
6/30/2005	18,292	18,328

Sector Breakdown *

Technology	21.0%
Healthcare	18.2%
Short-Term Instruments	17.6%
Financial & Business Services	10.8%
Consumer Discretionary	9.9%
Consumer Services	5.5%
Energy	5.5%
Other	11.5%

*	% of total investments as of June 30, 2005

Allianz Funds Annual Report  |  06.30.05  15

A GROWTH STOCK FUND

RCM Mid-Cap Fund

•	RCM Mid-Cap Fund seeks long-term growth of capital by normally investing 80% of its assets in common stocks of small- to medium-sized U.S. companies.

•	The Fund’s Class R Shares returned 3.56% for the year ended June 30, 2005. This return trailed the 10.85% return of the Fund’s benchmark, the Russell Mid-Cap Growth Index.

•	The U.S. stock market delivered moderate returns for the fiscal year, largely due to gains in the fourth quarter of 2004. Changing investor sentiment led to increased volatility, with smaller-cap, higher beta stocks outperforming during certain months and value stocks outperforming during other months. At the end of the 12-month period, value stocks led growth stocks and small-caps led large-caps.

•	The Fund trailed its benchmark for the reporting period. This relative performance was partially due to an underweighting and poor stock selection in the consumer discretionary sector. The majority of the Fund’s holdings in this sector delivered positive returns, but did not keep pace with the benchmark.

•	Disappointing stock selection in healthcare also hurt the Fund’s relative performance. For example, Nektar Therapeutics lost ground during the year.

•	Relative performance was helped marginally by the strong stock selection in the telecommunication services sector. Specifically, Nextel Partners posted a double-digit return for the reporting period. Outside of materials, the Fund also saw standout performance from Hilton Hotels, JCPenney and Starwood Hotels.

Average Annual Total Return  For periods ended 06/30/05

	1 year	5 year	10 year	Inception (11/06/79)
RCM Mid-Cap Class R	3.56%	-8.85%	8.44%	14.67%
Russell Mid-Cap Growth Index	10.85%	-5.23%	9.44%	—
Lipper Mid-Cap Growth Fund Average	7.81%	-5.05%	8.22%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allainzinvestors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$974.00	$1,018.00
Expenses Paid During Period	$6.71	$6.85

Expenses are equal to the expense ratio of 1.37% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/05

	RCM Mid-Cap R 12/1/1983	Russell Mid-Cap Growth Index
11/30/1979	10,000	10,000
12/30/1979	10,307	10,388
1/30/1980	10,774	10,965
2/29/1980	10,367	10,721
3/30/1980	9,214	9,305
4/30/1980	9,620	9,906
5/30/1980	10,409	10,676
6/30/1980	10,843	11,194
7/30/1980	12,433	12,135
8/30/1980	13,073	12,452
9/30/1980	13,774	12,867
10/30/1980	14,228	13,003
11/30/1980	15,231	14,034
12/30/1980	14,965	13,764
1/30/1981	14,610	13,442
2/28/1981	13,453	13,680
3/30/1981	16,772	14,750
4/30/1981	17,282	14,819
5/30/1981	18,362	15,181
6/30/1981	17,666	14,903
7/30/1981	17,357	14,718
8/30/1981	16,513	13,879
9/30/1981	15,757	12,987
10/30/1981	17,240	13,883
11/30/1981	17,559	14,445
12/30/1981	17,271	14,093
1/30/1982	16,993	13,575
2/28/1982	16,602	12,998
3/30/1982	16,544	12,870
4/30/1982	17,675	13,484
5/30/1982	17,504	13,005
6/30/1982	17,427	12,655
7/30/1982	17,484	12,357
8/30/1982	18,923	13,843
9/30/1982	19,497	14,236
10/30/1982	21,906	16,140
11/30/1982	23,782	17,124
12/30/1982	24,214	17,371
1/30/1983	25,578	17,984
2/28/1983	27,253	18,606
3/30/1983	28,310	19,261
4/30/1983	30,731	20,465
5/30/1983	32,541	21,320
6/30/1983	33,856	22,096
7/30/1983	32,264	21,402
8/30/1983	31,513	21,268
9/30/1983	32,735	21,863
10/30/1983	31,292	21,015
11/30/1983	32,694	21,914
12/30/1983	32,131	21,509
1/30/1984	30,631	20,898
2/29/1984	29,050	19,767
3/30/1984	29,611	20,096
4/30/1984	29,715	19,874
5/30/1984	28,609	18,754
6/30/1984	29,877	19,339
7/30/1984	29,061	18,772
8/30/1984	31,833	21,117
9/30/1984	31,308	21,216
10/30/1984	31,255	21,299
11/30/1984	30,661	21,209
12/30/1984	31,109	21,816
1/30/1985	34,580	23,886
2/28/1985	35,970	24,314
3/30/1985	35,341	24,175
4/30/1985	34,705	24,105
5/30/1985	36,968	25,474
6/30/1985	37,703	26,093
7/30/1985	38,589	26,059
8/30/1985	38,053	25,950
9/30/1985	36,188	24,678
10/30/1985	37,759	25,957
11/30/1985	40,051	27,750
12/30/1985	41,585	28,799
1/30/1986	42,325	29,352
2/28/1986	45,364	31,941
3/30/1986	46,720	33,857
4/30/1986	47,407	34,226
5/30/1986	49,266	36,376
6/30/1986	48,315	36,940
7/30/1986	44,353	33,999
8/30/1986	45,981	35,543
9/30/1986	42,642	32,596
10/30/1986	45,171	34,565
11/30/1986	45,718	34,890
12/30/1986	45,146	33,854
1/30/1987	51,273	38,556
2/28/1987	55,195	41,429
3/30/1987	56,823	41,988
4/30/1987	56,249	40,896
5/30/1987	57,802	41,162
6/30/1987	60,096	42,846
7/30/1987	62,993	44,795
8/30/1987	65,507	46,645
9/30/1987	63,607	45,614
10/30/1987	45,899	33,084
11/30/1987	43,599	30,781
12/30/1987	49,747	34,789
1/30/1988	49,961	35,140
2/29/1988	54,427	38,022
3/30/1988	55,907	38,193
4/30/1988	56,774	38,407
5/30/1988	55,673	37,727
6/30/1988	59,787	40,579
7/30/1988	58,472	39,045
8/30/1988	57,010	37,558
9/30/1988	59,193	39,045
10/30/1988	58,507	38,811
11/30/1988	57,219	37,875
12/30/1988	59,697	39,284
1/30/1989	62,730	41,598
2/28/1989	62,165	41,257
3/30/1989	63,396	41,765
4/30/1989	67,155	44,145
5/30/1989	70,909	46,489
6/30/1989	68,286	45,866
7/30/1989	73,264	49,462
8/30/1989	76,407	51,376
9/30/1989	76,399	51,361
10/30/1989	73,022	49,219
11/30/1989	73,971	50,386
12/30/1989	75,229	51,661
1/30/1990	68,624	46,872
2/28/1990	71,060	47,837
3/30/1990	73,028	49,842
4/30/1990	71,283	48,461
5/30/1990	78,561	53,443
6/30/1990	79,284	54,105
7/30/1990	76,858	52,379
8/30/1990	69,018	46,288
9/30/1990	64,580	43,154
10/30/1990	63,211	42,347
11/30/1990	68,211	46,878
12/30/1990	71,615	49,006
1/30/1991	77,108	52,682
2/28/1991	83,986	57,318
3/30/1991	87,925	60,316
4/30/1991	87,362	59,779
5/30/1991	92,281	62,804
6/30/1991	87,667	59,381
7/30/1991	92,523	62,374
8/30/1991	95,419	64,326
9/30/1991	95,114	64,249
10/30/1991	97,977	65,688
11/30/1991	94,459	63,520
12/30/1991	105,436	72,051
1/30/1992	107,502	72,692
2/29/1992	108,900	72,852
3/30/1992	104,239	69,858
4/30/1992	102,112	68,524
5/30/1992	102,745	68,661
6/30/1992	97,906	66,622
7/30/1992	101,108	69,593
8/30/1992	98,944	68,681
9/30/1992	101,467	70,185
10/30/1992	105,130	72,298
11/30/1992	109,451	76,867
12/30/1992	112,067	78,343
1/30/1993	112,369	79,267
2/28/1993	108,987	76,826
3/30/1993	111,548	79,054
4/30/1993	108,202	75,805
5/30/1993	112,627	79,383
6/30/1993	112,976	79,057
7/30/1993	111,937	78,804
8/30/1993	117,399	83,383
9/30/1993	119,689	84,383
10/30/1993	120,862	85,742
11/30/1993	117,357	83,744
12/30/1993	123,225	87,102
1/30/1994	127,673	89,341
2/28/1994	126,613	88,573
3/30/1994	119,485	84,401
4/30/1994	120,536	84,198
5/30/1994	119,331	84,325
6/30/1994	116,049	80,699
7/30/1994	117,535	82,934
8/30/1994	125,163	87,877
9/30/1994	123,936	86,427
10/30/1994	125,894	87,922
11/30/1994	121,073	84,045
12/30/1994	123,300	85,221
1/30/1995	123,658	86,244
2/28/1995	128,777	90,832
3/30/1995	133,800	94,438
4/30/1995	134,228	95,231
5/30/1995	136,496	97,574
6/30/1995	143,239	102,014
7/30/1995	153,724	108,430
8/30/1995	155,953	109,623
9/30/1995	160,882	112,068
10/30/1995	157,825	109,232
11/30/1995	162,670	114,115
12/30/1995	164,736	114,172
1/30/1996	167,223	116,193
2/29/1996	175,451	120,585
3/30/1996	178,469	121,538
4/30/1996	185,822	127,408
5/30/1996	188,795	130,007
6/30/1996	180,733	126,081
7/30/1996	164,973	116,297
8/30/1996	173,502	122,589
9/30/1996	184,711	130,373
10/30/1996	184,784	128,848
11/30/1996	193,820	136,437
12/30/1996	194,790	134,145
1/30/1997	199,854	140,074
2/28/1997	190,321	136,992
3/30/1997	178,045	129,252
4/30/1997	181,588	132,419
5/30/1997	205,776	144,284
6/30/1997	211,126	148,280
7/30/1997	226,158	162,471
8/30/1997	223,603	160,879
9/30/1997	238,629	169,019
10/30/1997	224,263	160,551
11/30/1997	223,232	162,237
12/30/1997	227,317	164,362
1/30/1998	224,635	161,404
2/28/1998	248,581	176,576
3/30/1998	262,277	183,974
4/30/1998	267,234	186,476
5/30/1998	251,788	178,812
6/30/1998	260,752	183,872
7/30/1998	245,681	176,003
8/30/1998	192,835	142,404
9/30/1998	200,702	153,170
10/30/1998	220,552	164,443
11/30/1998	234,932	175,543
12/30/1998	259,741	193,729
1/30/1999	265,351	199,541
2/28/1999	251,500	189,783
3/30/1999	269,909	200,354
4/30/1999	284,323	209,490
5/30/1999	281,508	206,788
6/30/1999	301,636	221,222
7/30/1999	296,598	214,187
8/30/1999	292,031	211,959
9/30/1999	290,979	210,158
10/30/1999	318,099	226,403
11/30/1999	349,590	249,858
12/30/1999	413,181	293,134
1/30/2000	411,404	293,075
2/29/2000	536,800	354,679
3/30/2000	528,265	355,034
4/30/2000	473,431	320,560
5/30/2000	443,321	297,191
6/30/2000	511,903	328,723
7/30/2000	477,708	307,915
8/30/2000	566,704	354,349
9/30/2000	555,087	337,021
10/30/2000	498,857	313,969
11/30/2000	377,684	245,743
12/30/2000	415,340	258,694
1/30/2001	425,058	273,466
2/28/2001	358,749	226,156
3/30/2001	311,215	193,793
4/30/2001	362,068	226,098
5/30/2001	354,392	225,036
6/30/2001	345,497	225,148
7/30/2001	324,179	209,973
8/30/2001	301,617	194,750
9/30/2001	259,239	162,558
10/30/2001	281,404	179,643
11/30/2001	304,789	198,990
12/30/2001	310,793	206,552
1/30/2002	295,751	199,839
2/28/2002	280,756	188,508
3/30/2002	299,146	202,891
4/30/2002	281,676	192,158
5/30/2002	275,338	186,432
6/30/2002	248,025	165,850
7/30/2002	224,437	149,729
8/30/2002	219,365	149,205
9/30/2002	206,927	137,358
10/30/2002	224,040	148,004
11/30/2002	236,228	159,592
12/30/2002	227,464	149,953
1/30/2003	226,235	148,483
2/28/2003	222,548	147,192
3/30/2003	226,242	149,929
4/30/2003	234,839	160,140
5/30/2003	253,274	175,545
6/30/2003	255,731	178,055
7/30/2003	260,641	184,412
8/30/2003	271,718	194,573
9/30/2003	261,882	190,798
10/30/2003	276,626	206,177
11/30/2003	286,474	211,702
12/30/2003	291,401	214,010
1/30/2004	299,998	221,072
2/29/2004	306,148	224,786
3/30/2004	307,372	224,359
4/30/2004	299,995	218,032
5/30/2004	307,375	223,178
6/30/2004	311,064	226,726
7/30/2004	286,458	211,717
8/30/2004	280,300	209,113
9/30/2004	287,671	216,913
10/30/2004	299,955	224,266
11/30/2004	314,713	235,838
12/30/2004	330,700	247,135
1/30/2005	319,622	240,512
2/28/2005	319,622	246,596
3/30/2005	313,485	242,996
4/30/2005	299,974	233,373
5/30/2005	319,652	246,746
6/30/2005	322,113	251,335

Sector Breakdown *

Technology	20.5%
Healthcare	16.1%
Consumer Services	12.7%
Consumer Discretionary	11.3%
Short-Term Instruments	8.7%
Financial & Business Services	6.7%
Energy	6.5%
Other	17.5%

*	% of total investments as of June 30, 2005

16  Allianz Funds Annual Report  |  06.30.05

Schedule of Investments

CCM Capital Appreciation Fund

June 30, 2005

	Shares	Value (000s)
COMMONSTOCKS 97.6%

Aerospace 4.0%

Boeing Co.	240,020	$15,841
Lockheed Martin Corp. (a)	190,960	12,388
Raytheon Co.	306,170	11,977

		40,206

Building 1.4%

D.R. Horton, Inc. (d)	388,440	14,609

Capital Goods 1.9%

Cooper Industries Ltd. ‘A’	169,200	10,812
Ingersoll-Rand Co. ‘A’ (d)	123,880	8,839

		19,651

Communications 1.3%

Sprint Corp. (d)	531,579	13,337

Consumer Discretionary 6.0%

Abercrombie & Fitch Co. ‘A’	182,800	12,558
Coach, Inc. (a)	347,030	11,650
Federated Department Stores, Inc. (d)	150,440	11,024
J.C. Penney Co., Inc.	233,230	12,263
Nike, Inc. ‘B’ (d)	152,110	13,173

		60,668

Consumer Services 6.4%

Marriott International, Inc. ‘A’	145,940	9,956
McGraw-Hill Cos., Inc.	278,860	12,340
MGM Mirage, Inc. (a)	259,420	10,268
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	205,920	12,061
Time Warner, Inc. (a)	590,110	9,861
Walt Disney Co. (d)	426,670	10,744

		65,230

Consumer Staples 2.5%

Hershey Foods Corp. (d)	153,440	9,529
Procter & Gamble Co. (d)	306,110	16,147

		25,676

Energy 10.9%

Apache Corp. (d)	168,198	10,866
Baker Hughes, Inc. (d)	226,890	11,608
Burlington Resources, Inc.	202,540	11,188
ConocoPhillips	183,720	10,562
Devon Energy Corp. (d)	215,540	10,924
Halliburton Co. (d)	220,750	10,556
Marathon Oil Corp. (d)	207,760	11,088
Occidental Petroleum Corp.	135,440	10,419
Peabody Energy Corp.	232,110	12,079
Transocean, Inc. (a)	213,960	11,547

		110,837

Financial & Business Services 16.4%

ACE Ltd. (d)	284,070	12,741
Allstate Corp.	203,520	12,160
Bank of America Corp.	435,228	19,851
CIT Group, Inc.	315,780	13,569
Countrywide Financial Corp. (a)	317,550	12,261
Genworth Financial, Inc. ‘A’ (a)	408,640	12,353
Hartford Financial Services Group, Inc. (d)	163,470	12,224
Key Corp.	349,750	11,594
Lehman Brothers Holdings, Inc. (d)	128,540	12,761
Progressive Corp. (d)	104,440	10,320
Prudential Financial, Inc.	221,370	14,535
Wachovia Corp.	204,320	10,134
Washington Mutual, Inc. (a)	301,500	12,268

		166,771

Healthcare 17.6%

Aetna, Inc. (d)	152,940	12,666
Allergan, Inc. (a)(d)	147,040	12,534
Amgen, Inc. (a)(d)	199,780	12,079
Barr Laboratories, Inc. (a)	240,190	11,707
C.R. Bard, Inc.	165,920	11,035
Genentech, Inc. (a)(d)	171,750	13,788
Genzyme Corp. (a)(d)	192,210	11,550
HCA, Inc.	212,620	12,049
Johnson & Johnson	186,370	12,114
St. Jude Medical, Inc. (a)	301,260	13,138
Triad Hospitals, Inc. (a)	225,890	12,343
UnitedHealth Group, Inc.	297,270	15,500
WellPoint, Inc. (a)	219,810	15,308
Wyeth	298,280	13,273

		179,084

Materials & Processing 3.6%

Dow Chemical Co.	236,920	10,550
Phelps Dodge Corp. (d)	118,870	10,995
Sherwin-Williams Co.	261,060	12,293
U.S. Steel Corp.	65,160	2,240

		36,078

Technology 22.1%

Adobe Systems, Inc. (d)	429,640	12,296
Apple Computer, Inc. (a)(d)	307,910	11,334
Cisco Systems, Inc. (a)	619,150	11,832
Corning, Inc. (a)	908,380	15,097
Dell, Inc. (a)(d)	356,400	14,081
EMC Corp. (a)(d)	1,041,400	14,278
Emerson Electric Co.	176,970	11,084
Fisher Scientific International, Inc. (a)(d)	197,530	12,820
Harris Corp. (d)	411,840	12,854
Intel Corp. (d)	526,610	13,723
Microsoft Corp.	724,150	17,988
Motorola, Inc. (d)	684,910	12,506
National Semiconductor Corp.	585,740	12,904
Oracle Corp. (a)	1,001,770	13,223
Texas Instruments, Inc. (d)	501,450	14,076
VeriSign, Inc. (a)	407,650	11,724
Yahoo!, Inc. (a)(d)	384,940	13,338

		225,158

Transportation 1.1%

Burlington Northern Santa Fe Corp.	239,780	11,289

Utilities 2.4%

Duke Energy Corp. (d)	439,460	13,065
TXU Corp. (d)	137,280	11,407

		24,472

Total Common Stocks (Cost $870,917)		993,066

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 26.1%
Collateral Invested for Securities on Loan (b) 23.5%

Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$5,000	4,991
3.388% due 09/08/2005	40,700	40,434
Bavaria TRR Corp.
3.106% due 07/01/2005	10,000	9,999
3.304% due 07/11/2005	2,000	1,998
3.460% due 07/01/2005	1,000	1,000
Bavaria Universal Funding
3.268% due 07/20/2005	4,000	3,993
3.309% due 07/28/2005	3,000	2,992
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (c)	33,000	33,000
Beta Finance, Inc.
3.260% due 07/18/2005 (c)	2,000	2,000
Canadian Imperial Bank
3.350% due 07/01/2005	2,086	2,086
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (c)	39,100	39,100
Countrywide Home Loans, Inc.
3.417% due 08/26/2005 (c)	4,000	4,000
3.440% due 11/30/2005 (c)	3,000	3,000
Credit Suisse First Boston
3.102% due 07/08/2005 (c)	1,500	1,500
3.502% due 02/27/2006 (c)	1,000	1,001
3.507% due 02/27/2006 (c)	3,000	3,002
3.511% due 02/06/2006 (c)	5,000	5,004
Davis Square Funding IV Corp.
3.268% due 08/08/2005	10,000	9,946
3.268% due 08/09/2005	5,000	4,973
Morgan Stanley
3.300% due 02/03/2006 (c)	3,000	3,000
3.497% due 12/06/2005	5,000	5,000
Northern Rock PLC
3.150% due 02/03/2006 (c)	2,000	2,000
Park Sienna LLC
3.316% due 07/20/2005	6,000	5,988
Sierra Madre Funding Delaware Corp.
3.107% due 07/05/2005	1,000	1,000
3.262% due 07/25/2005	5,000	4,982
Sigma Finance, Inc.
3.198% due 02/15/2006 (c)	5,000	4,999
3.270% due 03/06/2006 (c)	3,000	2,999
3.496% due 01/27/2006 (c)	5,000	5,000
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (c)	4,000	4,000
Treasury Bank N.A.
3.280% due 03/15/2006 (c)	13,000	13,000
3.354% due 02/27/2006 (c)	5,000	5,000
Verizon Network Funding
3.137% due 07/05/2005	8,000	7,996

		238,983

Repurchase Agreement 2.6%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 3.740% due 06/21/2007 valued at $27,471. Repurchase proceeds are $26,933.)	26,931	26,931

Total Short-Term Instruments (Cost $265,963)		265,914

Total Investments 123.7% (Cost $1,136,880)		$1,258,980

Other Assets and Liabilities (Net) (23.7%)		(241,541)

Net Assets 100.0%		$1,017,439

Notes to Schedule of Investments
(amounts in thousands):
(a)	Non-income producing security.
(b)	Securities purchased with the cash proceeds from securities on loans.
(c)	Variable rate security.
(d)	Portion of securities on loan with an aggregate market value of $231,605; cash collateral of $238,472 was received with which the Fund purchased securities.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  17

Schedule of Investments

CCM Mid-Cap Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.2%

Aerospace 2.3%

Goodrich Corp. (d)	269,000	$11,018
Rockwell Collins, Inc.	246,520	11,754

		22,772

Building 1.4%

Pulte Homes, Inc.	156,780	13,209

Capital Goods 2.5%

ITT Industries, Inc.	123,700	12,077
Pentair, Inc.	277,000	11,858

		23,935

Communications 3.9%

Nextel Partners, Inc. ‘A’ (a)	462,440	11,640
NII Holdings, Inc. ‘B’ (a)	207,600	13,274
West Corp. (a)	333,330	12,800

		37,714

Consumer Discretionary 11.1%

Advance Auto Parts, Inc. (a)	187,160	12,081
Chico’s FAS, Inc. (a)	327,700	11,234
Coach, Inc. (a)	354,854	11,912
HNI Corp. (a)	217,440	11,122
Hughes Supply, Inc.	328,910	9,242
Michaels Stores, Inc.	313,550	12,972
Nordstrom, Inc.	219,920	14,948
Oshkosh Truck Corp. ‘B’	153,640	12,027
Urban Outfitters, Inc. (a)	217,030	12,303

		107,841

Consumer Services 8.7%

Brunswick Corp.	251,600	10,899
Choice Hotels International, Inc. (a)	77,410	5,086
Getty Images, Inc. (a)(d)	159,260	11,827
Harrah’s Entertainment, Inc. (d)	145,200	10,465
Harte-Hanks, Inc. (a)	387,670	11,525
Hilton Hotels Corp.	510,230	12,169
RR Donnelley & Sons Co.	354,640	12,239
Station Casinos, Inc.	151,160	10,037

		84,247

Consumer Staples 3.2%

Church & Dwight Co., Inc.	272,460	9,863
Pilgrim’s Pride Corp. (d)	297,120	10,141
Reynolds American, Inc. (d)	135,150	10,650

		30,654

Energy 8.5%

Amerada Hess Corp. (d)	96,320	10,259
ENSCO International, Inc.	289,830	10,361
EOG Resources, Inc. (d)	190,410	10,815
Grant Prideco, Inc. (a)	381,340	10,086
Massey Energy Co. (d)	292,360	11,028
National-Oilwell, Inc. (a)	205,860	9,787
Newfield Exploration Co. (a)	247,170	9,860
Noble Energy, Inc.	135,150	10,224

		82,420

Environmental Services 1.2%

Republic Services, Inc.	316,250	11,388

Financial & Business Services 13.4%

AG Edwards, Inc.	136,340	6,156
Allmerica Financial Corp. (a)	297,770	11,044
Apartment Investment & Management Co. ‘A’	251,810	10,304
Bank of Hawaii Corp.	178,080	9,038
Bear Stearns Cos., Inc. (d)	116,880	12,149
CIT Group, Inc.	292,250	12,558
HCC Insurance Holdings, Inc.	291,500	11,039
Host Marriot Corp.	674,050	11,796
IndyMac BanCorp., Inc. (a)	280,230	11,414
T. Rowe Price Group, Inc.	190,410	11,920
Trizec Properties, Inc. (d)	512,380	10,540
Unitrin, Inc.	252,900	12,417

		130,375

Healthcare 14.2%

Affymetrix, Inc. (a)(d)	196,090	10,575
Barr Laboratories, Inc. (a)	222,740	10,856
C.R. Bard, Inc.	148,990	9,909
Community Health Systems, Inc. (a)(d)	292,680	11,060
Health Net, Inc. (a)(d)	330,950	12,629
Hospira, Inc. (a)	306,090	11,938
Humana, Inc. (a)(d)	286,740	11,395
Invitrogen Corp. (a)(d)	142,290	11,851
PacifiCare Health Systems, Inc. (a)	177,540	12,685
Sepracor, Inc. (a)(d)	188,670	11,322
Universal Health Services, Inc. ‘B’ (d)	185,540	11,537
Varian Medical Systems, Inc. (a)(d)	325,990	12,169

		137,926

Materials & Processing 5.0%

Florida Rock Industries, Inc. (d)	177,430	13,015
Owens-Illinois, Inc. (a)	457,140	11,451
Phelps Dodge Corp. (d)	93,310	8,631
Precision Castparts Corp.	166,620	12,980
U.S. Steel Corp. (d)	59,340	2,040

		48,117

Technology 17.8%

Activision, Inc. (a)	721,820	11,925
Adtran, Inc.	522,010	12,941
Ametek, Inc.	237,000	9,918
Amphenol Corp. ‘A’	274,190	11,014
Cognizant Technology Solutions Corp. ‘A’ (a)	282,630	13,320
Comverse Technology, Inc. (a)	418,100	9,888
Harris Corp. (d)	377,670	11,787
International Rectifier Corp. (a)	244,570	11,671
Macromedia, Inc. (a)	283,940	10,852
McAfee, Inc. (a)(d)	414,750	10,858
MEMC Electronic Materials, Inc. (a)	628,750	9,915
Microchip Technology, Inc. (a)	387,490	11,477
National Semiconductor Corp.	547,420	12,060
WebMD Corp. (a)	1,137,620	11,683
Western Digital Corp. (a)(d)	1,017,640	13,657

		172,966

Utilities 5.0%

AGL Resources, Inc. (a)	287,450	11,110
NRG Energy, Inc. (a)(d)	324,040	12,184
Oneok, Inc.	375,280	12,253
PPL Corp.	218,190	12,956

		48,503

Total Common Stocks (Cost $827,441)		952,067

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 16.2%

Collateral Invested for Securities on Loan (c) 12.6%

Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$1,000	998
3.329% due 07/29/2005	5,000	4,986
3.388% due 09/08/2005	2,000	1,987
Bank of America N.A.
3.518% due 07/01/2005 (b)	10,000	10,000
Bavaria TRR Corp.
3.106% due 07/01/2005	5,000	5,000
3.460% due 07/01/2005	2,000	2,000
3.304% due 07/11/2005	3,000	2,997
3.289% due 07/25/2005	3,000	2,993
Bavaria Universal Funding
3.309% due 07/28/2005	3,000	2,992
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	18,000	18,000
Beta Finance, Inc.
3.260% due 07/18/2005 (b)	1,000	1,000
Canadian Imperial Bank
3.350% due 07/01/2005	13,433	13,433
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	6,000	6,000
Credit Suisse First Boston
3.102% due 07/08/2005 (b)	1,000	1,000
3.511% due 02/06/2006 (b)	5,000	5,004
3.502% due 02/27/2006 (b)	1,000	1,001
3.507% due 02/27/2006 (b)	4,000	4,003
Davis Square Funding IV Corp.
3.268% due 08/09/2005	4,000	3,978
Morgan Stanley
3.497% due 12/06/2005	5,000	5,000
3.300% due 02/03/2006 (b)	3,000	3,000
Northern Rock PLC
3.150% due 02/03/2006 (b)	2,000	2,000
Park Sienna LLC
3.316% due 07/20/2005	3,000	2,994
Sigma Finance, Inc.
3.270% due 03/06/2006 (b)	3,000	2,999
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	3,000	3,000
Treasury Bank N.A.
3.354% due 02/27/2006 (b)	2,000	2,000
3.280% due 03/15/2006 (b)	12,000	12,000
Verizon Network Funding
3.137% due 07/05/2005	2,000	1,999

		122,364

Repurchase Agreement 3.6%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Freddie Mac 3.625% due 02/15/2008 valued at $35,691. Repurchase proceeds are $34,989.)	34,986	34,986

Total Short-Term Instruments (Cost $157,359)		157,350

Total Investments 114.4% (Cost $984,800)		$1,109,417

Other Assets and Liabilities (Net) (14.4%)		(139,413)

Net Assets 100.0%		$970,004

Notes to Schedule of Investments (amounts in thousands):
(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $118,929; cash collateral of $122,197 was received with which the Fund purchased securities.

18  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

NACM Global Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.3%

Barbados 1.0%

Nabors Industries Ltd. (a)	2,200	$133

Belgium 0.6%

KBC Bancassurance Holdings	993	78

Bermuda 2.1%

Jardine Matheson Holdings	4,800	85
Tyco International Ltd.	6,950	203

		288

China 1.9%

Foxconn International Holdings Ltd. (a)	222,000	167
Hopewell Holdings Ltd. (a)	38,000	98

		265

France 2.9%

Pinault-Printemps-Redoute S.A.	932	96
Publicis Groupe S.A. (a)	4,551	134
Sanofi-Synthelabo S.A.	2,049	168

		398

Germany 5.0%

BASF AG	1,650	109
Bayerische Hypo-und Vereinsbank AG (a)	4,416	115
Hugo Boss AG	3,745	123
Hypo Real Estate Holdings AG	3,150	120
Porsche AG (a)	139	104
Stada Arzneimittel AG	3,304	121

		692

Greece 1.5%

Coca Cola Hellenic Bottling Co. S.A.	3,770	102
Public Power Corp.	4,220	105

		207

Hong Kong 1.2%

China Shenhua Energy Co. Ltd. ‘H’ (a)	71,500	69
Global Bio-Chem Technology Group Co. Ltd.	152,000	94

		163

Indonesia 0.8%

PT Indosat Tbk.	211,500	119

Ireland 1.2%

CRH PLC	6,493	172

Israel 1.7%

Israel Chemicals Ltd. (a)	31,210	98
Teva Pharmaceutical Industries Ltd. SP - ADR	4,500	140

		238

Japan 6.7%

Fuji Fire & Marine Insurance	39,000	123
Hokuhoku Financial Group, Inc.	40,000	122
Japan Tobacco, Inc.	10	133
JSR Corp.	5,100	107
Mitsubishi Tokyo Financial Group, Inc.	19	160
Mizuho Financial Group, Inc.	28	126
Nippon Electric Glass Co., Ltd.	6,000	90
NTT Urban Development Corp.	18	73

		934

Malaysia 1.4%

Astro All Asia Networks PLC (a)	64,400	92
Commerce Asset-Holding Bhd.	76,900	102

		194

Netherlands 2.6%

ASML Holding NV (a)	6,613	104
Koninklijke (Royal) Philips Electronics NV (a)	4,677	118
Royal Numico NV (a)	3,535	141

		363

Norway 0.7%

Telenor ASA	11,600	92

Singapore 1.7%

ASE Test Ltd. (a)	13,800	89
StarHub Ltd. (a)	134,000	145

		234

South Korea 1.6%

Kookmin Bank SP - ADR (a)	2,300	105
Samsung Electronics Co., Ltd.	242	115

		220

Spain 0.7%

Abengoa S.A. (a)	8,830	102

Switzerland 4.1%

Roche Holdings AG - Genusschein (a)	1,206	152
SGS S.A.	206	141
STMicroelectronics NV (a)	7,241	115
UBS AG	2,132	166

		574

Thailand 2.1%

Siam Cements Public Co., Ltd. (a)	16,100	94
Siam City Bank Public Co., Ltd.	139,700	88
True Corp. PLC (a)	435,300	110

		292

United Kingdom 6.1%

ARM Holdings PLC	91,302	184
IG Group Holdings PLC (a)	52,264	137
Man Group PLC	4,334	112
Morrison (WM) Supermarkets PLC	36,898	123
Royal Bank of Scotland PLC	6,499	196
Schroders PLC (a)	7,011	95

		847

United States 50.7%

Advance Auto Parts, Inc. (a)	2,100	136
Allscripts Healthcare Solutions, Inc. (a)	6,500	108
American Healthways, Inc. (a)	2,600	110
American International Group, Inc.	3,800	221
Amgen, Inc. (a)	2,300	139
Ansys, Inc. (a)	3,100	110
Boeing Co.	2,300	152
Central Garden and Pet Co. (a)	2,000	98
Coach, Inc. (a)	4,400	148
Comcast Corp. ‘A’ (a)	6,100	187
ConocoPhillips	2,500	144
Countrywide Financial Corp.	3,500	135
Dell, Inc. (a)	5,200	205
Eli Lilly & Co.	2,500	139
EMC Corp. (a)	11,300	155
Exxon Mobil Corp.	5,900	339
Federated Department Stores, Inc.	2,100	154
Fortune Brands, Inc.	1,200	107
Freescale Semiconductor, Inc. ‘B’ (a)	7,128	151
General Electric Co.	10,000	346
Gilead Sciences, Inc. (a)	2,700	119
ITT Industries, Inc.	2,400	234
Kinetic Concepts, Inc. (a)	2,200	132
Lafarge North America, Inc.	1,900	119
McAfee, Inc. (a)	3,600	94
Microsoft Corp.	12,200	303
Morgan Stanley Dean Witter & Co.	1,800	94
News Corp. ‘B’	10,100	170
Nordstrom, Inc.	2,200	150
Orascom Telecom Holding SAE SP - GDR	2,136	107
Oxford Industries, Inc.	2,100	90
Pfizer, Inc.	7,200	199
Praxair, Inc.	3,700	172
QUALCOMM, Inc.	3,900	129
Quiksilver, Inc. (a)	10,500	168
Stericycle, Inc. (a)	2,600	131
Symantec Corp. (a)	8,900	193
Syneron Medical Ltd. (a)	3,500	128
Synthes, Inc.	1,149	126
Texas Instruments, Inc.	5,300	149
TIBCO Software, Inc. (a)	16,200	106
Transocean, Inc. (a)	2,400	130
TurboChef Technologies, Inc. (a)	3,066	55
Wal-Mart Stores, Inc.	3,500	169
Williams Cos., Inc.	6,097	116
Yahoo!, Inc. (a)	4,500	156

		7,023

Total Common Stocks (Cost $12,952)		13,628

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 0.9%

Repurchase Agreement 0.9%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $127. Repurchase proceeds are $124.)	$124	124

Total Short-Term Instruments (Cost $124)		124

Total Investments (b) 99.2% (Cost $13,076)		$13,752

Other Assets and Liabilities (Net) 0.8%		104

Net Assets 100.0%		$13,856

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $5,579, which represents 40.27% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  19

Schedule of Investments

NFJ Dividend Value Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 96.0%

Aerospace 1.9%

Northrop Grumman Corp.	276,000	$15,249

Capital Goods 1.9%

Stanley Works (d)	335,000	15,256

Communications 5.8%

Alltel Corp.	247,000	15,383
AT&T Corp.	794,000	15,118
Verizon Communications, Inc.	448,000	15,478

		45,979

Consumer Discretionary 9.6%

Limited Brands, Inc. (d)	722,000	15,465
May Department Stores Co.	385,000	15,462
V.F. Corp.	270,000	15,449
Whirlpool Corp. (d)	431,000	30,217

		76,593

Consumer Services 1.6%

Deluxe Corp. (d)	306,000	12,424

Consumer Staples 9.6%

Albertson’s, Inc. (d)	753,000	15,572
Altria Group, Inc.	234,000	15,130
ConAgra Foods, Inc.	656,000	15,193
Kimberly-Clark Corp.	245,000	15,335
Reynolds American, Inc. (d)	192,000	15,130

		76,360

Energy 13.4%

ChevronTexaco Corp.	268,000	14,987
ConocoPhillips	262,004	15,063
Marathon Oil Corp. (d)	567,000	30,261
Occidental Petroleum Corp.	194,000	14,924
PetroChina Co., Ltd. SP - ADR (d)	216,000	15,865
Petroleo Brasileiro S.A. SP - ADR (d)	304,000	15,848

		106,948

Financial & Business Services 27.1%

Bank of America Corp.	338,000	15,416
Duke Realty Corp.	487,000	15,418
J.P. Morgan Chase & Co.	421,000	14,870
Jefferson-Pilot Corp.	305,000	15,378
Key Corp. (d)	903,000	29,935
Lincoln National Corp. (d)	321,000	15,061
MBNA Corp.	720,000	18,835
Morgan Stanley Dean Witter & Co.	295,000	15,479
Regions Financial Corp. (d)	877,000	29,713
St. Paul Travelers Cos., Inc.	387,000	15,298
Washington Mutual, Inc. (d)	742,000	30,192

		215,595

Healthcare 7.7%

GlaxoSmithKline PLC SP - ADR (d)	318,000	15,426
Merck & Co., Inc.	1,000,000	30,800
Pfizer, Inc.	554,000	15,279

		61,505

Materials & Processing 5.8%

Dow Chemical Co. (d)	339,000	15,096
Freeport-McMoran Copper & Gold, Inc. ‘B’	408,000	15,276
Lyondell Chemical Co. (a)	602,000	15,905

		46,277

Technology 3.9%

Hewlett-Packard Co. (d)	655,000	15,399
Seagate Technology, Inc. (a)(d)	893,000	15,672

		31,071

Utilities 7.7%

DTE Energy Co. (d)	320,000	14,966
KeySpan Corp.	382,000	15,547
Progress Energy, Inc.	337,000	15,246
Sempra Energy	374,000	15,450

		61,209

Total Common Stocks (Cost $705,831)		764,466

SHORT-TERM INSTRUMENTS 28.0%

Collateral Invested for Securities on Loan (c) 23.2%

Allianz Dresdner Daily Asset Fund (e)	5,000,000	5,000

	Principal Amount (000s)
Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$3,000	2,995
3.329% due 07/29/2005	5,000	4,986
3.388% due 09/08/2005	15,000	14,902
Bavaria TRR Corp.
3.106% due 07/01/2005	5,000	5,000
3.289% due 07/25/2005	16,800	16,761
Bavaria Universal Funding
3.268% due 07/20/2005	5,000	4,991
3.309% due 07/28/2005	5,000	4,987
Beta Finance, Inc.
3.260% due 07/18/2005 (b)	2,000	2,000
Canadian Imperial Bank
3.350% due 07/01/2005	6,803	6,803
Credit Suisse First Boston
3.102% due 07/08/2005 (b)	1,000	1,000
3.511% due 02/06/2006 (b)	15,000	15,010
3.502% due 02/27/2006 (b)	1,000	1,001
3.507% due 02/27/2006 (b)	6,000	6,004
Davis Square Funding IV Corp.
3.268% due 08/08/2005	10,000	9,946
3.268% due 08/09/2005	5,000	4,973
ING Belgium S.A.
3.400% due 07/01/2005	18,920	18,920
Morgan Stanley
3.497% due 12/06/2005	5,000	5,000
3.300% due 02/03/2006 (b)	2,000	2,000
Northern Rock PLC
3.150% due 02/03/2006 (b)	2,000	2,000
Park Sienna LLC
3.316% due 07/20/2005	10,000	9,981
Sierra Madre Funding Delaware Corp.
3.107% due 07/05/2005	1,000	1,000
3.262% due 07/25/2005	5,000	4,981
Sigma Finance, Inc.
3.198% due 02/15/2006 (b)	5,000	4,998
3.270% due 03/06/2006 (b)	10,000	9,998
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	3,000	3,000
Treasury Bank N.A.
3.354% due 02/27/2006 (b)	8,000	8,000
3.280% due 03/15/2006 (b)	4,000	4,000
Verizon Network Funding
3.137% due 07/05/2005	5,000	4,998

		185,235

Repurchase Agreement 4.8%

State Street Bank
2.650% due 07/01/2005	38,025	38,025
(Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.010% due 09/17/2008 valued at $38,789. Repurchase proceeds are $38,028.)

Total Short-Term Instruments (Cost $223,302)		223,260

Total Investments 124.0% (Cost $929,133)		$987,726

Other Assets and Liabilities (Net) (24.0%)		(191,280)

Net Assets 100.0%		$796,446

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $180,150; cash collateral of $184,989 was received with which the Fund purchased securities.
(e)	The Fund is investing in shares of affiliated Funds.

20  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

NFJ Small-Cap Value Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 96.0%

Aerospace 1.1%

Curtiss-Wright Corp.	590,000	$31,830
Kaman Corp. ‘A’	321,100	5,793

		37,623

Building 2.0%

M.D.C. Holdings, Inc.	420,000	34,545
M/I Homes, Inc. (d)	640,000	34,624

		69,169

Capital Goods 10.0%

Acuity Brands, Inc. (d)	1,230,000	31,599
Albany International Corp. ‘A’	960,000	30,826
ArvinMeritor, Inc.	1,800,000	32,022
Barnes Group, Inc.	749,000	24,792
Crane Co.	1,155,000	30,376
Harsco Corp. (d)	562,000	30,657
Kennametal, Inc.	703,700	32,265
Lancaster Colony Corp.	690,000	29,615
Lincoln Electric Holdings, Inc.	940,000	31,161
Regal-Beloit Corp.	832,500	24,276
Sturm, Ruger & Co., Inc.	475,000	3,976
Tecumseh Products Co. ‘A’	581,000	15,943
Teleflex, Inc.	570,000	33,841

		351,349

Communications 0.9%

Iowa Telecommunications Services, Inc. (e)	1,660,000	31,125

Consumer Discretionary 11.3%

Bob Evans Farms, Inc.	1,195,000	27,867
Borders Group, Inc.	1,237,000	31,308
Brown Shoe Co., Inc.	780,000	30,537
Burlington Coat Factory Warehouse Corp.	653,200	27,852
Casey’s General Stores, Inc.	1,170,000	23,189
Cato Corp. ‘A’ (e)	1,539,000	31,780
Claire’s Stores, Inc. (d)	1,330,000	31,986
Handleman Co. (e)	1,117,000	18,442
Kellwood Co. (d)	970,000	26,093
Landry’s Restaurants, Inc. (d)	1,065,000	32,046
Libbey, Inc.	571,000	9,028
Owens & Minor, Inc.	1,050,000	33,967
Russell Corp.	1,240,000	25,358
United Auto Group, Inc.	1,070,000	31,886
World Fuel Services Corp.	650,000	15,217

		396,556

Consumer Services 2.5%

Banta Corp.	695,000	31,525
Intrawest Corp.	1,430,000	34,434
Landauer, Inc.	320,000	16,611
McGrath Rentcorp	142,100	3,368

		85,938

Consumer Staples 7.1%

Chiquita Brands International, Inc.	1,150,000	31,579
Corn Products International, Inc.	1,350,000	32,076
Fresh Del Monte Produce, Inc. (d)	1,150,000	30,958
John H. Harland Co.	820,000	31,160
Loews Corp.-Carolina Group	1,025,000	34,153
PepsiAmericas, Inc.	1,100,000	28,226
Ruddick Corp.	1,200,000	30,636
Sanderson Farms, Inc. (b)	15,000	682
Universal Corp.	700,000	30,646

		250,116

Energy 13.1%

Arch Coal, Inc. (d)	620,000	33,771
Berry Petroleum Co. ‘A’	630,000	33,314
Buckeye Partners LP (d)	670,000	30,800
Cabot Oil & Gas Corp.	970,000	33,659
Frontier Oil Corp. (d)	1,170,000	34,340
Holly Corp. (d)	650,000	30,336
Magellan Midstream Partners LP	960,000	31,469
Massey Energy Co. (d)	820,000	30,930
National Fuel Gas Co.	1,040,000	30,066
Range Resources Corp.	1,250,000	33,625
St. Mary Land & Exploration Co. (d)	1,190,000	34,486
Tidewater, Inc. (d)	840,000	32,021
Vintage Petroleum, Inc. (d)	1,120,000	34,126
Western Gas Resources, Inc. (d)	960,000	33,504

		456,447

Financial & Business Services 18.9%

American Financial Group, Inc.	915,000	30,671
AmerUs Group Co. (d)	632,000	30,368
Annaly Mortgage Management, Inc. (d)	1,740,000	31,198
BancorpSouth, Inc.	1,010,000	23,836
CBL & Associates Properties, Inc.	780,000	33,595
Commercial Federal Corp.	900,000	30,312
Delphi Financial Group, Inc. ‘A’	716,000	31,611
Equity One, Inc.	1,433,000	32,529
First Industrial Realty Trust, Inc.	762,000	30,404
Fremont General Corp.	1,420,000	34,549
Healthcare Realty Trust, Inc. (d)	808,000	31,197
Hilb Rogal & Hobbs Co. (d)	930,000	31,992
HRPT Properties Trust	2,500,000	31,075
Hudson United Bancorp.	870,000	31,407
LandAmerica Financial Group, Inc. (d)	570,000	33,841
Nationwide Health Properties, Inc. (d)	1,420,000	33,526
New Plan Excel Realty Trust, Inc. (d)	1,130,000	30,702
Old National Bancorp	724,500	15,504
Provident Bankshares Corp.	980,000	31,272
Shurgard Storage Centers, Inc. ‘A’ (d)	700,000	32,172
Susquehanna Bancshares, Inc.	840,000	20,656
Washington Federal, Inc. (d)	1,130,000	26,578

		658,995

Healthcare 2.4%

Arrow International, Inc.	740,000	23,606
Invacare Corp.	690,000	30,608
Perrigo Co. (d)	2,220,000	30,947

		85,161

Materials & Processing 12.0%

Agnico-Eagle Mines Ltd. (d)	2,620,000	33,012
Commercial Metals Co. (b)	50,000	1,191
Goldcorp, Inc. (d)	2,158,000	34,053
Lennox International, Inc.	1,497,000	31,691
Lubrizol Corp.	800,000	33,608
Methanex Corp.	1,780,000	29,317
Mueller Industries, Inc.	1,134,000	30,731
Olin Corp. (b)	1,697,000	30,953
Potlatch Corp.	612,000	32,026
Quanex Corp. (d)	600,000	31,806
Rock-Tenn Co. ‘A’	938,000	11,866
RPM International, Inc. (d)	1,685,000	30,768
Sensient Technologies Corp. (d)	1,460,000	30,091
Universal Forest Products, Inc.	602,500	24,974
Valmont Industries, Inc.	120,000	3,096
York International Corp. (d)	800,000	30,400

		419,583

Technology 0.6%

Cubic Corp. (b)(d)	330,000	5,854
Methode Electronics, Inc.	1,196,300	14,200

		20,054

Transportation 5.5%

Arkansas Best Corp. (d)	980,000	31,174
Frontline Ltd. (d)	830,000	33,399
GATX Corp. (d)	950,000	32,775
General Maritime Corp. (d)	757,000	32,097
Skywest, Inc.	1,730,000	31,451
Teekay Shipping Corp. (d)	700,000	30,730

		191,626

Utilities 8.6%

Atmos Energy Corp.	1,080,000	31,104
Cleco Corp.	1,420,000	30,629
Duquesne Light Holdings, Inc. (d)	1,635,000	30,542
Energen Corp.	980,000	34,349
Peoples Energy Corp. (d)	720,000	31,291
Southwest Gas Corp.	530,000	13,520
UGI Corp.	1,200,000	33,480
Vectren Corp.	1,075,000	30,885
Westar Energy, Inc.	1,300,000	31,239
WGL Holdings, Inc.	948,000	31,891

		298,930

Total Common Stocks (Cost $2,579,280)		3,352,672

SHORT-TERM INSTRUMENTS 21.1%

Collateral Invested for Securities on Loan (c) 17.0%

Allianz Dresdner Daily Asset Fund (e)	15,000,000	15,000

	Principal Amount (000s)
Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$20,000	19,966
3.329% due 07/29/2005	15,000	14,958
3.388% due 09/08/2005	30,000	29,804
Bank of America N.A.
3.518% due 07/01/2005 (a)	56,500	56,500
Bavaria TRR Corp.
3.106% due 07/01/2005	10,000	9,999
3.460% due 07/01/2005	5,000	5,000
3.304% due 07/11/2005	2,000	1,998
3.289% due 07/25/2005	9,000	8,979
Bavaria Universal Funding
3.268% due 07/20/2005	2,000	1,996
3.309% due 07/28/2005	2,000	1,995
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (a)	65,000	65,000
Beta Finance, Inc.
3.260% due 07/18/2005 (a)	3,000	3,000
Canadian Imperial Bank
3.350% due 07/01/2005	3,677	3,677
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (a)	70,000	70,000
Countrywide Home Loans, Inc.
3.440% due 11/30/2005 (a)	6,000	6,001
Credit Suisse First Boston
3.102% due 07/08/2005 (a)	5,000	5,000
3.511% due 02/06/2006 (a)	25,000	25,017
3.502% due 02/27/2006 (a)	4,000	4,003
3.507% due 02/27/2006 (a)	37,500	37,526
Davis Square Funding III Corp.
3.302% due 07/05/2005	20,000	19,989
Davis Square Funding IV Corp.
3.263% due 08/08/2005	20,000	19,892
3.268% due 08/08/2005	20,000	19,892
3.268% due 08/09/2005	10,000	9,946
Morgan Stanley
3.300% due 02/03/2006 (a)	10,000	10,000
3.497% due 12/06/2005	10,000	10,000
Northern Rock PLC
3.150% due 02/03/2006 (a)	2,000	2,000
Park Sienna LLC
3.316% due 07/20/2005	10,000	9,981

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  21

Schedule of Investments (Cont.)

NFJ Small-Cap Value Fund

June 30, 2005

	Principal Amount (000s)	Value (000s)
Sierra Madre Funding Delaware Corp.
3.107% due 07/05/2005	$16,000	$15,993
3.135% due 07/05/2005	3,516	3,514
3.262% due 07/25/2005	5,000	4,981
Sigma Finance, Inc.
3.496% due 01/27/2006 (a)	5,000	5,000
3.198% due 02/15/2006 (a)	10,000	9,997
3.270% due 03/06/2006 (a)	10,000	9,998
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (a)	7,000	7,000
Treasury Bank N.A.
3.354% due 02/27/2006 (a)	10,000	10,000
3.280% due 03/15/2006 (a)	30,000	30,000
Verizon Network Funding
3.137% due 07/05/2005	12,000	11,995

		595,597

Repurchase Agreement 4.1%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Fannie Mae 3.625%-3.860% due 03/15/2007-02/22/2008 valued at $82,481; Federal Home Loan Bank 3.740% due 6/21/2007 valued at $57,252; and Freddie Mac 3.625% due 2/15/2008 valued at $7,264. Repurchase proceeds are 144,124.)	144,113	144,113

Total Short-Term Instruments (Cost $739,833)		739,710

Total Investments 117.1% (Cost $3,319,113)		$4,092,382

Other Assets and Liabilities (Net) (17.1%)		(598,015)

Net Assets 100.0%		$3,494,367

Notes to Schedule of Investments

(amounts in thousands):

(a)	Variable rate security.
(b)	Non-income producing security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $577,376; cash collateral of $594,702 was received with which the Fund purchased securities.
(e)	The Fund is investing in shares of affiliated Funds.

22  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

OCC Renaissance Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.2%

Aerospace 0.7%

DRS Technologies, Inc.	685,000	$35,127

Capital Goods 8.3%

Eaton Corp.	2,265,700	135,715
Lear Corp. (a)(d)	1,682,900	61,224
Parker Hannifin Corp.	966,200	59,914
Tyco International Ltd. (d)	3,000,000	87,600
Zebra Technologies Corp. ‘A’ (a)	1,396,939	61,172

		405,625

Consumer Discretionary 10.0%

AnnTaylor Stores Corp. (a)(d)	1,140,000	27,679
Claire’s Stores, Inc.	1,280,000	30,784
J.C. Penney Co., Inc. (d)	1,388,000	72,981
Navistar International Corp. (a)(d)	1,697,900	54,333
Oshkosh Truck Corp. ‘B’	644,200	50,428
Payless Shoesource, Inc. (a)	2,124,700	40,794
PETCO Animal Supplies, Inc. (a)	1,788,800	52,448
Ruby Tuesday, Inc. (a)	593,800	15,379
TJX Cos., Inc. (a)	1,066,700	25,974
Wal-Mart Stores, Inc.	2,440,000	117,608

		488,408

Consumer Services 10.7%

H&R Block, Inc. (a)	1,117,000	65,177
La Quinta Corp. ‘B’ (a)	3,987,100	37,200
Lamar Advertising Co. ‘A’ (a)(d)	1,478,000	63,214
Royal Caribbean Cruises Ltd. (a)	1,633,000	78,972
Tribune Co. (d)	1,549,400	54,508
United Rentals, Inc. (a)(d)	2,996,264	60,554
Viacom, Inc. ‘B’	1,633,300	52,298
WPP Group PLC	11,000,000	112,672

		524,595

Consumer Staples 1.5%

Avon Products, Inc. (d)	1,994,400	75,488

Energy 9.0%

ConocoPhillips	1,840,000	105,782
Exxon Mobil Corp. (d)	1,646,000	94,596
Input/Output, Inc. (a)(d)	2,634,000	16,541
Nabors Industries Ltd. (a)	1,300,000	78,806
National-Oilwell, Inc. (a)	1,518,000	72,166
XTO Energy, Inc.	2,178,000	74,030

		441,921

Environmental Services 1.3%

Allied Waste Industries, Inc. (a)(d)	8,070,900	64,002

Financial & Business Services 21.6%

American Express Co.	1,634,600	87,010
AON Corp. (d)	4,010,000	100,410
Bank of America Corp.	2,058,000	93,865
CIT Group, Inc.	2,743,000	117,867
Citigroup, Inc.	1,300,000	60,099
Conseco, Inc. (a)(d)	2,255,800	49,221
Hartford Financial Services Group, Inc.	978,000	73,135
J.P. Morgan Chase & Co. (d)	6,700,000	236,644
M&T Bank Corp. (a)	194,900	20,496
Merrill Lynch & Co., Inc.	1,500,000	82,515
Piper Jaffray Co. (a)	468,000	14,241
Zions Bancorporation (d)	1,672,500	122,979

		1,058,482

Healthcare 13.3%

Barr Laboratories, Inc. (a)	1,100,300	53,629
Beckman Coulter, Inc. (d)	1,400,000	88,998
Bristol-Myers Squibb Co. (d)	3,786,400	94,584
Charles River Laboratories International, Inc. (a)	1,300,000	62,725
Covance, Inc. (a)	1,100,000	49,357
Laboratory Corp. of America Holdings (a)(d)	2,743,700	136,911
Pfizer, Inc. (a)	3,100,000	85,498
Sanofi-Synthelabo S.A.	950,000	77,803

		649,505

Materials & Processing 7.8%

Alcan, Inc. (d)	2,365,000	70,950
Chemtura Corp. (d)(f)	6,771,385	95,815
FMC Corp. (a)(d)	639,930	35,926
Huntsman Corp. (a)	1,547,100	31,360
Lyondell Chemical Co.	1,304,915	34,476
Olin Corp.	2,129,468	38,841
Smurfit-Stone Container Corp. (a)	4,552,000	46,294
Sonoco Products Co.	978,400	25,928

		379,590

Technology 11.5%

Amphenol Corp. ‘A’	772,500	31,031
Arrow Electronics, Inc. (a)(d)	1,359,900	36,935
Dun & Bradstreet Corp. (a)	940,000	57,951
Gentex Corp. (d)	3,700,000	67,340
Jabil Circuit, Inc. (a)(d)	3,150,000	96,799
Sanmina-SCI Corp. (a)	15,420,000	84,347
Solectron Corp. (a)(d)	18,480,900	70,043
Tektronix, Inc. (a)	425,300	9,897
Thermo Electron Corp. (a)	1,532,900	41,189
Waters Corp. (a)	1,851,700	68,828

		564,360

Transportation 1.1%

CSX Corp. (d)	1,256,500	53,602

Utilities 1.4%

Cinergy Corp.	1,500,000	67,230

Total Common Stocks (Cost $4,489,871)		4,807,935

EXCHANGE-TRADED FUNDS 1.8%

iShares Russell 1000 Value Index Fund (d)	648,500	43,216
iShares S&P 500-BARRA Value Index Fund (d)	690,000	43,015

Total Exchange-Traded Funds (Cost $73,520)		86,231

SHORT-TERM INSTRUMENTS 10.4%

Collateral Invested for Securities on Loan (c) 9.6%

Allianz Dresdner Daily Asset Fund (f)	8,180,179	8,180

	Principal Amount (000s)
Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$5,000	4,991
3.329% due 07/29/2005	15,000	14,958
3.388% due 09/08/2005	12,000	11,922
American Express Credit Corp.
3.232% due 08/19/2005 (b)	3,000	3,001
3.259% due 08/19/2005 (b)	3,750	3,752
Bank of America N.A.
3.518% due 07/01/2005 (b)	9,000	9,000
Bavaria TRR Corp.
3.304% due 07/11/2005	11,168	11,157
3.460% due 07/01/2005	11,200	11,199
Bavaria Universal Funding
3.309% due 07/28/2005	3,000	2,992
Bayerische Landesbank NY
3.320% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	5,000	5,000
Canadian Imperial Bank
3.350% due 07/01/2005	10,723	10,723
CC USA, Inc.
3.269% due 07/05/2005 (b)	20,000	20,023
CIT Group, Inc.
3.213% due 07/29/2005 (b)	6,000	6,028
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	25,000	25,000
Countrywide Home Loans, Inc.
3.440% due 11/30/2005 (b)	10,000	10,001
Credit Suisse First Boston
3.103% due 07/08/2005 (b)	5,500	5,500
3.502% due 02/27/2006 (b)	4,000	4,003
3.507% due 02/27/2006 (b)	40,000	40,028
3.512% due 02/06/2006 (b)	25,000	25,017
CS First Boston USA, Inc.
3.511% due 07/05/2005 (b)	3,000	3,009
Davis Square Funding III Corp.
3.302% due 07/05/2005	16,450	16,441
Davis Square Funding IV Corp.
3.268% due 08/09/2005	6,000	5,967
Dresdner Bank Collateral Use	1,682	1,682
GE Commercial Equipment Financing Corp.
3.235% due 11/20/2005 (b)	1,026	1,026
General Electric Capital Corp.
3.206% due 02/06/2006 (b)	4,855	4,866
Goldman Sachs Group LP
3.210% due 09/12/2005 (b)	39,000	39,008
K2 LLC
3.210% due 09/15/2005 (b)	20,000	19,998
Morgan Stanley
3.300% due 02/03/2006 (b)	10,000	10,000
3.497% due 12/06/2005	10,000	10,000
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (b)	18,000	17,995
Northern Rock PLC
3.150% due 02/03/2006 (b)	5,000	5,000
Park Sienna LLC
3.316% due 07/20/2005	10,000	9,981
Sierra Madre Funding Delaware Corp.
3.107% due 07/05/2005	2,000	1,999
Sigma Finance, Inc.
3.220% due 09/15/2005 (b)	5,000	4,999
3.259% due 08/15/2005 (b)	40,000	39,996
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	10,000	10,000
Treasury Bank N.A.
3.280% due 03/15/2006 (b)	18,000	18,000
3.354% due 02/27/2006 (b)	14,000	14,000
Verizon Network Funding
3.137% due 07/05/2005	4,000	3,998

		471,440

Repurchase Agreement 0.8%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by FederalHome Loan Bank 4.000% due 01/16/2009 valued at $37,367. Repurchase proceeds are $36,635.)	36,632	36,632

Total Short-Term Instruments (Cost $508,016)		508,072

Total Investments (e) 110.4% (Cost $5,071,407)		$5,402,238

Other Assets and Liabilities (Net) (10.4%)		(509,255)

Net Assets 100.0%		$4,892,983

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  23

Schedule of Investments (Cont.)

OCC Renaissance Fund

June 30, 2005

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $458,179; cash collateral of $471,108 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $190,474, which represents 3.90% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(f)	The Fund is investing in shares of affiliated Funds.

24  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

OCC Value Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.9%

Aerospace 1.0%

Boeing Co.	400,000	$26,400

Capital Goods 10.9%

ABB Ltd. (a)	13,200,000	85,428
General Electric Co. (a)(d)	1,220,000	42,273
Honeywell International, Inc. (a)	2,200,000	80,586
Parker Hannifin Corp. (a)	1,000,000	62,010
Tyco International Ltd. (a)(d)	1,000,000	29,200

		299,497

Communications 3.4%

Alltel Corp. (d)	1,500,000	93,420

Consumer Discretionary 2.8%

Home Depot, Inc. (a)	1,000,000	38,900
J.C. Penney Co., Inc. (a)	700,000	36,806

		75,706

Consumer Services 9.0%

Career Education Corp. (a)(d)	1,000,000	36,610
Carnival Corp. (a)(d)	1,000,000	54,550
H&R Block, Inc. (d)	1,800,000	105,030
Tribune Co. (d)	1,457,700	51,282

		247,472

Consumer Staples 0.9%

Cadbury Schweppes PLC	2,600,000	24,743

Energy 17.0%

BP PLC SP - ADR	2,000,000	124,760
ChevronTexaco Corp. (a)(d)	3,500,000	195,720
Exxon Mobil Corp. (d)	2,500,000	143,675

		464,155

Financial & Business Services 34.9%

Ambac Financial Group, Inc. (d)	1,100,000	76,736
American International Group, Inc. (d)	2,500,000	145,250
Bank of America Corp.	2,000,000	91,220
Citigroup, Inc. (a)(d)	3,000,000	138,690
Countrywide Financial Corp. (a)	1,991,800	76,903
Genworth Financial, Inc. ‘A’	1,774,200	53,634
J.P. Morgan Chase & Co.	1,900,000	67,108
Marsh & McLennan Cos., Inc.	1,100,000	30,470
Merrill Lynch & Co., Inc. (a)(d)	1,400,000	77,014
MetLife, Inc. (a)	2,000,000	89,880
Morgan Stanley Dean Witter & Co. (a)	600,000	31,482
St. Paul Travelers Cos., Inc. (a)(d)	1,000,000	39,530
Wells Fargo & Co. (a)	600,000	36,948

		954,865

Healthcare 8.2%

Pfizer, Inc. (a)	3,000,000	82,740
Sanofi-Synthelabo S.A. (a)	1,272,300	104,198
Schering-Plough Corp. (a)(d)	2,000,000	38,120

		225,058

Materials & Processing 4.8%

Inco Ltd. (a)(d)	2,200,000	83,050
Sherwin-Williams Co. (a)	1,000,000	47,090

		130,140

Technology 4.9%

Avnet, Inc. (a)	2,406,100	54,210
Nokia Corp. SP - ADR (a)	2,100,000	34,944
Sanmina-SCI Corp. (a)	8,000,000	43,760

		132,914

Utilities 1.1%

Dominion Resources, Inc. (a)(d)	400,000	29,356

Total Common Stocks (Cost $2,603,653)		2,703,726

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 13.8%

Collateral Invested for Securities on Loan (c) 13.2%

Adirondack 2005-1 Corp.
3.256% due 07/11/2005	$5,000	4,991
3.329% due 07/29/2005	15,000	14,958
3.388% due 09/08/2005	42,000	41,726
Bavaria TRR Corp.
3.101% due 07/01/2005	5,000	5,000
3.289% due 07/25/2005	10,000	9,977
3.304% due 07/11/2005	3,000	2,997
Bavaria Universal Funding
3.309% due 07/28/2005	3,135	3,127
Bayerische Landesbank NY
3.320% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	38,000	38,000
Canadian Imperial Bank
3.350% due 07/01/2005	12,699	12,699
CC USA, Inc.
3.269% due 07/05/2005 (b)	10,000	10,012
CIT Group, Inc.
3.213% due 07/29/2005 (b)	5,000	5,023
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	80,000	80,000
Credit Suisse First Boston
3.103% due 07/08/2005 (b)	5,000	5,000
3.512% due 02/06/2006 (b)	5,000	5,003
CS First Boston USA, Inc.
3.511% due 07/05/2005 (b)	3,000	3,009
Davis Square Funding III Corp.
3.302% due 07/05/2005	20,000	19,989
Davis Square Funding IV Corp.
3.268% due 08/08/2005	3,000	2,984
3.268% due 08/09/2005	10,000	9,946
Goldman Sachs Group LP
3.210% due 09/12/2005 (b)	20,000	20,004
Morgan Stanley
3.300% due 02/03/2006 (b)	7,000	7,000
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (b)	10,000	9,997
Northern Rock PLC
3.150% due 02/03/2006 (b)	4,000	4,000
Park Sienna LLC
3.316% due 07/20/2005	10,000	9,981
Sigma Finance, Inc.
3.270% due 03/06/2006 (b)	20,000	19,996
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	5,000	5,000
Verizon Network Funding
3.137% due 07/05/2005	10,000	9,995

		361,414

Repurchase Agreement 0.6%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Freddie Mac 5.000% due 07/15/2014 valued at $15,719. Repurchase proceeds are $15,407.)	15,406	15,406

Total Short-Term Instruments (Cost $376,821)		376,820

Total Investments (e) 112.7% (Cost $2,980,474)		$3,080,546

Other Assets and Liabilities (Net) (12.7%)		(348,025)

Net Assets 100.0%		$2,732,521

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $351,266; cash collateral of $361,021 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $214,369, which represents 7.85% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  25

Schedule of Investments

PEA Growth Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.1%

Capital Goods 6.4%

Dover Corp.	275,000	$10,004
General Electric Co.	564,000	19,543
Honeywell International, Inc.	270,000	9,890

		39,437

Consumer Discretionary 11.0%

Best Buy Co., Inc.	94,000	6,444
CVS Corp.	430,000	12,500
Home Depot, Inc.	383,500	14,918
Kohl’s Corp. (a)	130,000	7,268
Wal-Mart Stores, Inc.	392,000	18,894
Yum! Brands, Inc.	145,000	7,552

		67,576

Consumer Services 6.8%

Carnival Corp. (d)	305,000	16,638
Comcast Corp. ‘A’ (a)	192,000	5,750
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	209,000	12,241
Viacom, Inc. ‘B’	230,000	7,365

		41,994

Consumer Staples 4.3%

Colgate-Palmolive Co.	212,000	10,581
PepsiCo, Inc.	85,000	4,584
Procter & Gamble Co. (d)	211,000	11,130

		26,295

Energy 2.3%

Schlumberger Ltd. (d)	186,500	14,163

Financial & Business Services 6.3%

Citigroup, Inc.	147,000	6,796
Franklin Resources, Inc.	140,000	10,777
Goldman Sachs Group, Inc. (d)	48,000	4,897
Merrill Lynch & Co., Inc.	183,400	10,089
MGIC Investment Corp.	100,000	6,522

		39,081

Healthcare 29.3%

Alcon, Inc. (d)	112,000	12,247
Amgen, Inc. (a)(d)	203,000	12,273
Caremark Rx, Inc. (a)(d)	319,000	14,202
Celgene Corp. (a)	115,000	4,689
DENTSPLY International, Inc.	141,700	7,652
Genentech, Inc. (a)	159,300	12,789
Gilead Sciences, Inc. (a)(d)	219,500	9,656
Johnson & Johnson	217,000	14,105
Kinetic Concepts, Inc. (a)	133,000	7,980
Pfizer, Inc.	750,000	20,685
St. Jude Medical, Inc. (a)	180,000	7,850
Stryker Corp. (d)	250,000	11,890
Teva Pharmaceutical Industries Ltd. SP - ADR (d)	394,400	12,282
UnitedHealth Group, Inc.	337,000	17,571
Zimmer Holdings, Inc. (a)(d)	189,000	14,396

		180,267

Technology 31.7%

Altera Corp. (a)(d)	365,000	7,234
Cisco Systems, Inc. (a)	950,000	18,154
Comverse Technology, Inc. (a)	400,000	9,460
Dell, Inc. (a)	264,300	10,442
eBay, Inc. (a)(d)	350,000	11,554
Electronic Arts, Inc. (a)(d)	81,000	4,585
EMC Corp. (a)	1,040,000	14,258
IAC/InterActiveCorp. (a)(d)	300,000	7,215
Intel Corp. (d)	850,000	22,151
International Business Machines Corp.	110,000	8,162
Juniper Networks, Inc. (a)	705,000	17,752
Marvell Technology Group Ltd. (a)(d)	185,000	7,037
Maxim Integrated Products, Inc. (d)	160,000	6,114
Mercury Interactive Corp. (a)(d)	125,000	4,795
Microsoft Corp.	820,000	20,369
Oracle Corp. (a)	1,085,000	14,322
SAP AG SP - ADR (d)	125,000	5,413
VERITAS Software Corp. (a)	255,000	6,222

		195,239

Total Common Stocks (Cost $500,402)		604,052

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 19.7%

Collateral Invested for Securities on Loan (c) 18.7%

Adirondack 2005-1 Corp.
3.329% due 07/29/2005	$1,000	997
3.387% due 09/08/2005	10,000	9,935
Bavaria TRR Corp.
3.304% due 07/11/2005	1,000	999
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	11,000	11,000
Canadian Imperial Bank
3.350% due 07/01/2005	6,118	6,118
CC USA, Inc.
3.267% due 07/05/2005 (b)	11,000	11,013
CIT Group, Inc.
3.207% due 07/29/2005 (b)	3,000	3,014
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	7,000	7,000
Countrywide Home Loans, Inc.
3.440% due 11/30/2005 (b)	4,000	4,000
Credit Suisse First Boston
3.502% due 02/27/2006 (b)	1,000	1,001
3.507% due 02/27/2006 (b)	3,000	3,002
CS First Boston USA, Inc.
3.504% due 07/05/2005 (b)	2,000	2,006
Davis Square Funding IV Corp.
3.267% due 08/09/2005	1,000	995
Goldman Sachs Group LP
3.210% due 09/12/2005 (b)	15,000	15,003
K2 LLC
3.210% due 09/15/2005 (b)	10,000	9,999
Morgan Stanley
3.300% due 02/03/2006 (b)	1,000	1,000
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (b)	5,000	4,998
Northern Rock PLC
3.150% due 02/03/2006 (b)	2,000	2,000
Park Sienna LLC
3.317% due 07/20/2005	1,000	998
Sigma Finance, Inc.
3.496% due 01/27/2006 (b)	5,000	5,000
3.270% due 03/06/2006 (b)	8,000	7,998
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	3,000	3,000
Treasury Bank N.A.
3.354% due 02/27/2006 (b)	3,000	3,000
Verizon Network Funding
3.137% due 07/05/2005	1,000	1,000

		115,076

Repurchase Agreement 1.0%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $6,153. Repurchase proceeds are $6,030.)	6,030	6,030

Total Short-Term Instruments (Cost $121,078)		121,106

Total Investments 117.8% (Cost $621,480)		$725,158

Written Options (e) (0.1%) (Premiums $648)		(561)

Other Assets and Liabilities (Net) (17.7%)		(108,791)

Net Assets 100.0%		$615,806

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Security purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $111,342; cash collateral of $114,933 was received with which the Fund purchased securities.
(e)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - AMEX Alcon, Inc.	$110.000	07/16/2005	75	$11	$12
Call - AMEX Alcon, Inc.	115.000	08/20/2005	75	13	14
Call - PHLX Caremark Rx, Inc.	45.000	07/16/2005	150	27	7
Call - CBOE Celgene Corp.	40.000	10/22/2005	1,000	417	450
Call - CBOE Genentech, Inc.	90.000	08/20/2005	75	15	7
Call - PCX Gilead Sciences, Inc.	42.500	07/16/2005	75	13	16
Call - PCX Gilead Sciences, Inc.	45.000	07/16/2005	100	9	6
Call - CBOE Kinetic Concepts, Inc.	60.000	07/16/2005	175	27	25
Call - CBOE Kinetic Concepts, Inc.	65.000	07/16/2005	35	3	1
Call - CBOE Teva Pharmaceutical Industries Ltd.	32.500	07/16/2005	940	82	19
Call - PCX Zimmer Holdings, Inc.	80.000	07/16/2005	175	31	4

				$648	$561

26  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

PEA Growth & Income Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.9%

Capital Goods 9.5%

Dover Corp.	34,800	$1,266
General Electric Co. (d)	83,500	2,893
Honeywell International, Inc.	45,700	1,674
Tyco International Ltd. (d)	46,800	1,367

		7,200

Communications 1.3%

Verizon Communications, Inc.	28,800	995

Consumer Discretionary 6.9%

CVS Corp.	49,400	1,436
Home Depot, Inc.	29,700	1,155
Target Corp.	10,300	560
Wal-Mart Stores, Inc.	29,500	1,422
Yum! Brands, Inc. (a)	12,100	630

		5,203

Consumer Services 6.7%

Carnival Corp. (d)	20,000	1,091
Cendant Corp.	60,000	1,342
Comcast Corp. ‘A’ (a)	45,500	1,363
Viacom, Inc. ‘B’	40,100	1,284

		5,080

Consumer Staples 6.7%

Altria Group, Inc.	28,800	1,862
Coca-Cola Co.	24,100	1,006
Kellogg Co.	28,700	1,275
Procter & Gamble Co. (d)	18,100	955

		5,098

Energy 10.0%

BP PLC SP - ADR	22,500	1,404
ChevronTexaco Corp.	22,400	1,253
Kinder Morgan, Inc. (d)	17,700	1,473
National-Oilwell, Inc. (a)	12,100	575
Royal Dutch Petroleum Co.	17,500	1,136
Schlumberger Ltd. (d)	23,000	1,747

		7,588

Financial & Business Services 21.7%

ACE Ltd. (d)	17,600	789
American Express Co.	27,300	1,453
American International Group, Inc. (d)	17,300	1,005
Bank of America Corp.	42,300	1,929
Citigroup, Inc.	44,000	2,034
Countrywide Financial Corp.	24,100	931
Goldman Sachs Group, Inc. (d)	14,200	1,449
Investors Financial Services Corp.	28,500	1,078
J.P. Morgan Chase & Co.	49,900	1,763
MBNA Corp.	47,500	1,243
MGIC Investment Corp.	19,400	1,265
Morgan Stanley Dean Witter & Co.	20,000	1,049
State Street Corp.	8,000	386

		16,374

Healthcare 13.1%

Amgen, Inc. (a)(d)	10,500	635
Baxter International, Inc.	34,000	1,261
Caremark Rx, Inc. (a)	29,700	1,322
Eli Lilly & Co.	7,600	423
Guidant Corp.	14,700	989
HCA, Inc.	5,300	300
Medtronic, Inc.	27,800	1,440
Pfizer, Inc.	56,500	1,558
Teva Pharmaceutical Industries Ltd. SP - ADR	40,800	1,271
Zimmer Holdings, Inc. (a)	8,700	663

		9,862

Materials & Processing 2.9%

Alcoa, Inc.	14,000	366
Dow Chemical Co.	8,100	361
Freeport-McMoran Copper & Gold, Inc. ‘B’	27,000	1,011
Rexam PLC	52,900	457

		2,195

Technology 16.9%

Affiliated Computer Services, Inc. ‘A’ (a)	12,600	644
Cisco Systems, Inc. (a)(d)	75,000	1,433
Dell, Inc. (a)(d)	30,800	1,217
EMC Corp. (a)	26,400	362
Emerson Electric Co.	6,900	432
Intel Corp.	46,970	1,224
International Business Machines Corp.	15,300	1,135
Maxim Integrated Products, Inc. (d)	23,800	909
Microsoft Corp. (d)	75,000	1,863
National Semiconductor Corp.	30,700	676
Nokia Corp. SP - ADR	74,100	1,233
SAP AG SP - ADR (a)(d)	37,100	1,606

		12,734

Transportation 1.1%

Aries Maritime Transport Ltd.	26,300	329
United Parcel Service, Inc. ‘B’	7,600	526

		855

Utilities 2.1%

Dominion Resources, Inc.	12,000	881
Exelon Corp.	13,400	688

		1,569

Total Common Stocks (Cost $67,294)		74,753

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 27.1%

Collateral Invested for Securities on Loan (c) 26.1%

Adirondack 2005-1 Corp.
3.329% due 07/29/2005	$2,000	1,994
3.388% due 09/08/2005	2,000	1,987
Bavaria TRR Corp.
3.289% due 07/25/2005	1,900	1,896
Bavaria Universal Funding
3.268% due 07/20/2005	4,000	3,993
Canadian Imperial Bank
3.350% due 07/01/2005	763	762
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	4,100	4,100
Credit Suisse First Boston
3.502% due 02/27/2006 (b)	1,000	1,001
3.507% due 02/27/2006 (b)	2,000	2,001
Davis Square Funding IV Corp.
3.267% due 08/09/2005	1,000	995
Park Sienna LLC
3.317% due 07/20/2005	1,000	998

		19,727

Repurchase Agreement 1.0%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Federal Home Loan Bank 4.000% due 01/16/2009 valued at $816. Repurchase proceeds are $799.)	799	799

Total Short-Term Instruments (Cost $20,528)		20,526

Total Investments 126.0% (Cost $87,822)		$95,279

Written Options (e) (0.0%) (Premiums $9)		(2)

Other Assets and Liabilities (Net) (26.0%)		(19,687)

Net Assets 100.0%		$75,590

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $19,140; cash collateral of $19,695 was received with which the Fund purchased securities.
(e)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOE Teva Pharmaceutical Industries Ltd.	$32.500	07/16/2005	100	$9	$2

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  27

Schedule of Investments

RCM Large-Cap Growth Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 98.5%

Aerospace 3.7%

Boeing Co.	131,000	$8,646
United Technologies Corp.	195,500	10,039

		18,685

Capital Goods 4.3%

General Electric Co. (d)	636,000	22,037

Consumer Discretionary 11.8%

Coach, Inc. (a)	202,500	6,798
J.C. Penney Co., Inc.	267,500	14,065
Lowe’s Cos., Inc. (d)	144,000	8,384
Nike, Inc. ‘B’ (d)	127,500	11,042
Target Corp.	146,000	7,944
Walgreen Co.	253,500	11,658

		59,891

Consumer Services 6.6%

Carnival Corp. (d)	194,000	10,583
Marriott International, Inc. ‘A’	113,000	7,709
News Corp. ‘A’	580,000	9,384
Univision Communications, Inc. ‘A’ (a)(d)	216,000	5,951

		33,627

Consumer Staples 5.8%

Gillette Co.	154,500	7,822
PepsiCo, Inc.	254,500	13,725
Procter & Gamble Co. (d)	145,500	7,675

		29,222

Energy 6.6%

ConocoPhillips	178,000	10,233
Noble Corp. (d)	139,500	8,581
Smith International, Inc. (d)	87,500	5,574
XTO Energy, Inc.	269,000	9,143

		33,531

Financial& Business Services 12.9%

AFLAC, Inc. (d)	203,500	8,808
Citigroup, Inc.	393,500	18,192
Franklin Resources, Inc. (d)	159,500	12,278
Merrill Lynch & Co., Inc.	185,500	10,204
U.S. Bancorp (d)	139,000	4,059
Zions Bancorporation	165,000	12,132

		65,673

Healthcare 21.7%

Abbott Laboratories	387,500	18,991
Aetna, Inc. (d)	119,500	9,897
Biogen Idec, Inc. (d)	129,000	4,444
Eli Lilly & Co.	113,500	6,323
Genentech, Inc. (a)	69,800	5,604
Gilead Sciences, Inc. (a)(d)	179,500	7,896
IVAX Corp. (a)	306,000	6,579
Johnson & Johnson	115,000	7,475
Medtronic, Inc.	193,000	9,995
Novartis AG SP - ADR	158,000	7,496
Pfizer, Inc.	356,500	9,832
UnitedHealth Group, Inc.	184,000	9,594
Wyeth	138,000	6,141

		110,267

Technology 25.1%

Apple Computer, Inc. (a)	172,000	6,331
Autodesk, Inc.	143,600	4,936
Broadcom Corp. ‘A’ (a)(d)	214,000	7,599
Corning, Inc. (a)	318,000	5,285
Dell, Inc. (a)(d)	205,500	8,119
EMC Corp. (a)(d)	649,000	8,898
Google, Inc. ‘A’ (a)(d)	41,400	12,178
Juniper Networks, Inc. (a)	389,000	9,795
Marvell Technology Group Ltd. (a)(d)	295,500	11,241
NCR Corp. (a)	179,500	6,304
Oracle Corp. (a)	815,700	10,767
Symantec Corp. (a)	289,000	6,283
Texas Instruments, Inc. (d)	404,000	11,340
VeriSign, Inc. (a)	199,500	5,738
Yahoo!, Inc. (a)(d)	369,000	12,786
		127,600

Total Common Stocks (Cost $451,557)		500,533

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 21.0%

Collateral Invested for Securities on Loan (c) 21.0%

Adirondack 2005-1 Corp.
3.388% due 09/08/2005	$8,000	7,948
Bank of America N.A.
3.518% due 07/01/2005 (b)	1,000	1,000
Bavaria TRR Corp.
3.289% due 07/25/2005	2,000	1,995
Bavaria Universal Funding
3.268% due 07/20/2005	5,000	4,991
Bear Stearns Cos., Inc.
3.588% due 07/01/2005 (b)	22,000	22,000
Canadian Imperial Bank
3.350% due 07/01/2005	6,405	6,405
CC USA, Inc.
3.267% due 07/05/2005 (b)	2,000	2,002
CIT Group, Inc.
3.207% due 07/29/2005 (b)	3,000	3,014
Citigroup Global Markets, Inc.
3.508% due 07/01/2005 (b)	4,000	4,000
Credit Suisse First Boston
3.502% due 02/27/2006 (b)	1,000	1,001
3.507% due 02/27/2006 (b)	10,000	10,007
CS First Boston USA, Inc.
3.504% due 07/05/2005 (b)	2,000	2,006
Goldman Sachs Group LP
3.210% due 09/12/2005 (b)	15,000	15,003
ING Belgium S.A.
3.400% due 07/01/2005	4,000	4,000
Morgan Stanley
3.300% due 02/03/2006 (b)	3,000	3,000
Natexis Banques Populaires/New York
3.518% due 08/16/2005 (b)	3,000	2,999
Park Sienna LLC
3.316% due 07/20/2005	6,225	6,213
Sierra Madre Funding Delaware Corp.
3.107% due 07/05/2005	1,000	1,000
Skandinaviska Enskilda Banken AB (SEB)
3.230% due 01/20/2006 (b)	2,000	2,000
Treasury Bank N.A.
3.354% due 02/27/2006 (b)	5,000	5,000
3.280% due 03/15/2006 (b)	1,000	1,000

Total Short-Term Instruments (Cost $106,560)		106,584

Total Investments 119.5% (Cost $558,117)		$607,117

Other Assets and Liabilities (Net) (19.5%)		(98,947)

Net Assets 100.0%		$508,170

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $103,318; cash collateral of $106,388 was received with which the Fund purchased securities.

28  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Schedule of Investments

RCM Mid-Cap Fund

June 30, 2005

	Shares	Value (000s)
COMMON STOCKS 99.3%

Aerospace 1.6%

Goodrich Corp.	49,000	$2,007

Building 0.3%

Pulte Homes, Inc.	4,500	379

Capital Goods 2.7%

Chicago Bridge & Iron Co. N.V.	61,900	1,415
Ingersoll-Rand Co. ‘A’	19,500	1,391
Roper Industries, Inc.	7,800	557

		3,363

Communications 2.8%

Amdocs Ltd. (a)	33,000	872
NeuStar, Inc. ‘A’ (a)	40,000	1,024
Nextel Partners, Inc. ‘A’ (a)	59,600	1,500

		3,396

Consumer Discretionary 12.3%

Cheesecake Factory, Inc. (a)	14,900	518
Coach, Inc. (a)	57,050	1,915
Hot Topic, Inc. (a)	58,000	1,109
J.C. Penney Co., Inc.	53,900	2,834
Marvel Enterprises, Inc. (a)(c)	97,200	1,917
Outback Steakhouse, Inc.	42,800	1,936
PETsMART, Inc.	3,600	109
Polo Ralph Lauren Corp. ‘A’	28,100	1,211
Quiksilver, Inc. (a)	127,430	2,036
Williams-Sonoma, Inc. (a)(c)	40,212	1,591

		15,176

Consumer Services 13.9%

Axis Capital Holding, Ltd.	11,417	323
Career Education Corp. (a)	52,600	1,926
Corporate Executive Board Co.	30,300	2,373
Echostar Communications Corp. ‘A’ (a)	14,000	422
Hilton Hotels Corp.	127,300	3,036
Moody’s Corp.	7,450	335
Royal Caribbean Cruises Ltd.	45,300	2,191
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	41,100	2,407
Univision Communications, Inc. ‘A’ (a)	15,200	419
UTI Worldwide, Inc.	25,720	1,791
XM Satellite Radio Holdings, Inc. ‘A’ (a)(c)	54,729	1,842

		17,065

Consumer Staples 5.0%

Clorox Co. (a)	39,400	2,195
Constellation Brands, Inc. ‘A’ (a)	76,900	2,269
Dean Foods Co. (a)	40,700	1,434
TreeHouse Foods, Inc. (a)	8,060	230

		6,128

Energy 7.1%

Arch Coal, Inc. (c)	10,200	556
National-Oilwell, Inc. (a)	14,600	694
Newfield Exploration Co. (a)	12,100	483
Noble Corp. (c)	39,200	2,411
Smith International, Inc.	13,700	873
Ultra Petroleum Corp. (a)	55,100	1,673
Weatherford International Ltd. (a)(c)	24,223	1,404
XTO Energy, Inc.	19,175	652

		8,746

Environmental Services 1.6%

Republic Services, Inc.	54,500	1,963

Financial & Business Services 7.2%

Ameritrade Holding Corp. (a)	9,450	176
CapitalSource, Inc. (a)(c)	84,750	1,664
City National Corp.	21,150	1,517
Franklin Resources, Inc.	4,150	320
Lazard Ltd. SP - CL A (a)(c)	44,600	1,037
Nuveen Investments, Inc. ‘A’	34,700	1,305
OptionsXpress Holding, Inc.	15,800	240
SEI Investments Co.	28,600	1,068
Zions Bancorporation	21,580	1,587

		8,914

Healthcare 17.5%

Aetna, Inc.	2,100	174
Barr Laboratories, Inc. (a)	37,600	1,833
Beckman Coulter, Inc.	19,100	1,214
C.R. Bard, Inc.	17,950	1,194
Caremark Rx, Inc. (a)	39,000	1,736
Celgene Corp. (a)	27,800	1,133
Community Health Systems, Inc. (a)	35,900	1,357
Cytyc Corp. (a)	58,600	1,293
Forest Laboratories, Inc. (a)	3,200	124
Gen-Probe, Inc. (a)	32,900	1,192
Health Net, Inc. (a)	6,300	240
IVAX Corp. (a)	70,300	1,511
Kinetic Concepts, Inc. (a)	14,500	870
LifePoint Hospitals, Inc. (a)	38,900	1,965
Nektar Therapeutics, Inc. (a)	61,700	1,039
PacifiCare Health Systems, Inc. (a)	36,200	2,587
Shire Pharmaceuticals Group PLC SP - ADR (a)	50,000	1,640
United Therapeutics Corp. (a)	5,000	241
Vicuron Pharmaceuticals, Inc. (a)	6,550	183

		21,526

Materials & Processing 5.0%

Air Products & Chemicals, Inc.	21,400	1,290
American Standard Cos., Inc.	59,200	2,482
Rohm & Haas Co.	38,200	1,770
York International Corp.	16,700	635

		6,177

Technology 22.3%

Advanced Micro Devices, Inc. (a)(c)	62,200	1,079
Avocent Corp. (a)	37,000	967
Broadcom Corp. ‘A’ (a)	59,400	2,109
Corning, Inc. (a)	146,200	2,430
Cypress Semiconductor Corp. (a)	69,600	876
F5 Networks, Inc. (a)	34,300	1,620
Fisher Scientific International, Inc. (a)	21,000	1,363
Juniper Networks, Inc. (a)	61,500	1,549
Marvell Technology Group Ltd. (a)	29,700	1,130
McAfee, Inc. (a)	87,450	2,289
Mercury Interactive Corp. (a)(c)	35,100	1,346
Microchip Technology, Inc.	11,300	335
Monster Worldwide, Inc. (a)(c)	54,800	1,572
National Semiconductor Corp.	18,700	412
NAVTEQ Corp. (a)	29,900	1,112
NCR Corp. (a)	35,200	1,236
Red Hat, Inc. (a)(c)	129,300	1,694
SanDisk Corp. (a)	53,200	1,262
Sapient Corp. (a)	150,500	1,193
VeriSign, Inc. (a)	67,426	1,939

		27,513

Total Common Stocks (Cost$114,224)		122,353

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 9.4%

Collateral Invested for Securities on Loan (b) 8.9%

Canadian Imperial Bank
3.350% due 07/01/2005	$4,969	4,969
ING Belgium S.A.
3.400% due 07/01/2005	6,000	6,000

		10,969

Repurchase Agreement 0.5%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Fannie Mae 3.860% due 02/22/2008 valued at $672. Repurchase proceeds are $658.)	658	658

Total Short-Term Instruments (Cost $11,627)		11,627

Total Investments 108.7% (Cost $125,851)		$133,980

Other Assets and Liabilities (Net) (8.7%)		(10,754)

Net Assets 100.0%		$123,226

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $10,597; cash collateral of $10,945 was received with which the Fund purchased securities.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  29

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
CCM Capital Appreciation Fund

Class R
06/30/2005	$16.44	$0.02	(a)	$1.66	(a)	$1.68	$(0.05)	$0.00	$(0.05)
06/30/2004	14.21	(0.05	)(a)	2.28	(a)	2.23	0.00	0.00	0.00
12/31/2002 - 06/30/2003	12.72	(0.03	)(a)	1.52	(a)	1.49	0.00	0.00	0.00

CCM Mid-Cap Fund

Class R
06/30/2005	$21.56	$(0.08	)(a)	$3.25	(a)	$3.17	$0.00	$0.00	$0.00
06/30/2004	17.58	(0.14	)(a)	4.12	(a)	3.98	0.00	0.00	0.00
12/31/2002 - 06/30/2003	15.58	(0.07	)(a)	2.07	(a)	2.00	0.00	0.00	0.00

NACM Global Fund

Class R
06/30/2005	$14.18	$(0.05	)(a)	$1.81	(a)	$1.76	$0.00	$(0.61)	$(0.61)
06/30/2004	11.70	(0.10	)(a)	3.52	(a)	3.42	0.00	(0.95)	(0.95)
12/31/2002 - 06/30/2003	10.40	(0.03	)(a)	1.33	(a)	1.30	0.00	0.00	0.00

NFJ Dividend Value Fund

Class R
06/30/2005	$12.53	$0.26	(a)	$1.39	(a)	$1.65	$(0.30)	$(0.15)	$(0.45)
06/30/2004	10.51	0.26	(a)	2.05	(a)	2.31	(0.20)	(0.09)	(0.29)
12/31/2002 - 06/30/2003	9.77	0.13	(a)	0.71	(a)	0.84	(0.10)	0.00	(0.10)

NFJ Small-Cap Value Fund

Class R
06/30/2005	$27.66	$0.4	(a)	$4.45	(a)	$4.92	$(0.37)	$(1.60)	$(1.97)
06/30/2004	21.95	0.49	(a)	5.73	(a)	6.22	(0.28)	(0.23)	(0.51)
12/31/2002 - 06/30/2003	20.00	0.18	(a)	1.77	(a)	1.95	0.00	0.00	0.00

OCC Renaissance Fund

Class R
06/30/2005	$23.34	$(0.07	)(a)	$(0.39	)(a)	$(0.46)	$0.00	$0.00	$0.00
06/30/2004	16.29	(0.13	)(a)	7.18	(a)	7.05	0.00	0.00	0.00
12/31/2002 - 06/30/2003	13.81	(0.02	)(a)	3.19	(a)	3.17	0.00	(0.69)	(0.69)

OCC Value Fund

Class R
06/30/2005	$17.32	$0.09	(a)	$0.49	(a)	$0.58	$(0.11)	$(0.46)	$(0.57)
06/30/2004	12.86	0.05	(a)	4.45	(a)	4.50	(0.04)	0.00	(0.04)
12/31/2002 - 06/30/2003	11.02	0.10	(a)	2.32	(a)	2.42	0.00	(0.58)	(0.58)

PEA Growth Fund

Class R
06/30/2005	$17.15	$(0.05	)(a)	$0.52	(a)	$0.47	$0.00	$0.00	$0.00
06/30/2004	14.42	(0.11	)(a)	2.84	(a)	2.73	0.00	0.00	0.00
12/31/2002 - 06/30/2003	13.24	(0.04	)(a)	1.22	(a)	1.18	0.00	0.00	0.00

PEA Growth & Income Fund

Class R
06/30/2005	$7.62	$0.05	(a)	$0.35	(a)	$0.40	$(0.09)	$0.00	$(0.09)
06/30/2004	6.56	0.06	(a)	1.09	(a)	1.15	(0.09)	0.00	(0.09)
12/31/2002 - 06/30/2003	6.06	0.04	(a)	0.48	(a)	0.52	(0.02)	0.00	(0.02)

30  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
CCM Capital Appreciation Fund

Class R
06/30/2005	$0.00		$18.07		10.24%		$4,151	1.41	%(h)(l)	0.12%	137%
06/30/2004	0.00		16.44		15.69		526	1.45		(0.33)	148
12/31/2002 - 06/30/2003	0.00		14.21		11.71		11	1.45	*	(0.46)*	161

CCM Mid-Cap Fund

Class R
06/30/2005	$0.00		$24.73		14.70%		$17,826	1.42	%(l)(m)	(0.33)%	140%
06/30/2004	0.00		21.56		22.64		757	1.45		(0.66)	165
12/31/2002 - 06/30/2003	0.00		17.58		12.84		28	1.46	*(b)	(0.83)*	155

NACM Global Fund

Class R
06/30/2005	$0.01	(a)	$15.34		12.63%		$16	1.83	%(l)(o)	(0.31)%	148%
06/30/2004	0.01	(a)	14.18		30.14		15	1.81	(d)	(0.77)	203
12/31/2002 - 06/30/2003	0.00		11.70		12.50		11	1.80	*(c)	(0.56)*	260

NFJ Dividend Value Fund

Class R
06/30/2005	$0.00		$13.73		13.27%		$822	1.38	%(l)(n)	1.91%	30%
06/30/2004	0.00		12.53		22.17		46	1.45		2.18	36
12/31/2002 - 06/30/2003	0.00		10.51		8.56		11	1.45	*	2.77 *	43

NFJ Small-Cap Value Fund

Class R
06/30/2005	$0.00		$30.61		18.17%		$20,427	1.56	%(i)(l)(p)	1.63%	20%
06/30/2004	0.00		27.66		28.62		5,033	1.60		1.90	30
12/31/2002 - 06/30/2003	0.00		21.95		9.75		105	1.60	*	1.72 *	20

OCC Renaissance Fund

Class R
06/30/2005	$0.00		$22.88	(q)	(1.97	)%(q)	$45,502	1.56	%(i)(l)(p)	(0.28)%	101%
06/30/2004	0.00		23.34		43.28		16,349	1.60		(0.58)	60
12/31/2002 - 06/30/2003	0.00		16.29		17.96		12	1.61	*(e)	(0.29)*	76

OCC Value Fund

Class R
06/30/2005	$0.00		$17.33		3.30	%(r)	$29,012	1.42	%(i)(l)(m)	0.54%	101%
06/30/2004	0.00		17.32		35.04		8,622	1.46	(b)	0.32	67
12/31/2002 - 06/30/2003	0.00		12.86		16.70		621	1.45	*	1.59 *	152

PEA Growth Fund

Class R
06/30/2005	$0.00		$17.62		2.74	%(s)	$611	1.44	%(i)(j)(l)	(0.28)%	39%
06/30/2004	0.00		17.15	(g)	18.93	(g)	17	1.51	(f)	(0.65)	71
12/31/2002 - 06/30/2003	0.00		14.42		(8.02)		11	1.50	*	(0.60)*	70

PEA Growth & Income Fund

Class R
06/30/2005	$0.00		$7.93		5.27	%(t)	$130	1.58	%(k)(l)	0.66%	24%
06/30/2004	0.00		7.62		17.53		125	1.60		0.82	83
12/31/2002 - 06/30/2003	0.00		6.56		(5.52)		11	1.60	*	1.20 *	84

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.45%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 15.72%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.80%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.60%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.50%.
(g)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.18%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.12 and 18.75%, respectively.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 1.40%
(i)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(j)	Ratio of expenses to average net assets excluding trustees’ expense is 1.43%.
(k)	Ratio of expenses to average net assets excluding trustees’ expense is 1.57%.
(l)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(m)	Ratio of expenses to average net assets excluding trustees’ expense is 1.41%.
(n)	Ratio of expenses to average net assets excluding trustees’ expense is 1.37%.
(o)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 1.77%.
(p)	Ratio of expenses to average net assets excluding trustees’ expense is 1.55%.
(q)	Repayments by the investment manager increased the end of period net asset value per share by $0.01 and total return by 0.05%. If the investment manager had not made repayments, end of period net asset value and total return would have been $22.87 and (2.02)%, respectively.
(r)	Repayments by the investment manager increased the total return by 0.03%. If the investment manager had not made repayments, total return would have been 3.27%.
(s)	Repayments by the investment manager increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 2.73%.
(t)	Repayments by the investment manager increased the total return by 0.04%. If the investment manager had not made repayments, total return would have been 5.23%.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  31

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
RCM Large-Cap Growth Fund

Class R
06/30/2005	$12.16	$(0.01	)(a)	$0.54	(a)	$0.53	$0.00	$0.00	$0.00
06/30/2004	10.91	(0.04	)(a)	1.29	(a)	1.25	0.00	0.00	0.00
12/31/2002 - 06/30/2003	10.10	0.00	(a)	0.81	(a)	0.81	0.00	0.00	0.00

RCM Mid-Cap Fund

Class R
06/30/2005	$2.53	$(0.02	)(a)	$0.11	(a)	$0.09	$0.00	$0.00	$0.00
06/30/2004	2.08	(0.02	)(a)	0.47	(a)	0.45	0.00	0.00	0.00
12/31/2002 - 06/30/2003	1.85	(0.01	)(a)	0.24	(a)	0.23	0.00	0.00	0.00

32  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
RCM Large-Cap Growth Fund

Class R
06/30/2005	$0.00	$12.69	4.39%	$109	1.43	%(d)(e)	(0.11)%	118%
06/30/2004	0.00	12.16	11.46	75	1.46	(b)	(0.38)	82
12/31/2002 - 06/30/2003	0.00	10.91	8.02	40	1.45	*	(0.05)*	25

RCM Mid-Cap Fund

Class R
06/30/2005	$0.00	$2.62	3.56%	$136	1.46	%(e)(f)	(0.77)%	147%
06/30/2004	0.00	2.53	21.63	14	1.48	(c)	(1.05)	145
12/31/2002 - 6/30/2003	0.00	2.08	12.43	11	1.48	*(c)	(1.14)*	132

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.45%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.47%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.42%.
(e)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(f)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.43%.

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  33

Statements of Assets and Liabilities

June 30, 2005

Amounts in thousands, except per share amounts	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Global Fund	NFJ Dividend Value Fund	NFJ Small-Cap Value Fund
Assets:

Investments, at value	$1,258,980	$1,109,417	$13,752	$987,726	$4,092,382
Cash	5	1	1	0	895
Foreign currency, at value	0	0	6	0	0
Security lending interest receivable	34	16	0	23	205
Receivable for investments sold	24,141	695	14	0	10,311
Receivable for Fund shares sold	2,269	6,093	122	4,959	4,334
Interest and dividends receivable	672	668	17	1,504	6,337
Other assets	5	5	0	3	17

	1,286,106	1,116,895	13,912	994,215	4,114,481

Liabilities:

Payable for investments purchased	$27,662	$22,618	$29	$10,388	$9,215
Overdraft due to Custodian	0	0	0	0	0
Written options outstanding	0	0	0	0	0
Payable for Fund shares redeemed	1,105	1,100	0	1,259	11,456
Payable for collateral for securities on loan	238,983	122,364	0	185,235	595,597
Payable to Securities Lending Agent	0	0	0	0	0
Accrued investment advisory fee	378	344	8	281	1,697
Accrued administration fee	267	241	5	232	982
Accrued distribution fee	176	141	5	231	658
Accrued servicing fee	96	83	3	132	509
Other liabilities	0	0	6	11	0

	268,667	146,891	56	197,769	620,114

Net Assets	$1,017,439	$970,004	$13,856	$796,446	$3,494,367

Net Assets Consist of:

Paid in capital	$929,461	$883,419	$12,544	$722,195	$2,554,583
Undistributed (overdistributed) net investment income	1,036	0	520	5,040	47,980
Accumulated undistributed net realized gain (loss)	(35,207)	(38,041)	120	10,576	118,411
Net unrealized appreciation	122,149	124,626	672	58,635	773,393

	$1,017,439	$970,004	$13,856	$796,446	$3,494,367

Net Assets:

Class R	$4,151	$17,826	$16	$822	$20,427
Other Classes	1,013,288	952,178	13,840	795,624	3,473,940

Shares Issued and Outstanding:

Class R	230	721	1	60	667

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Class R	$18.07	$24.73	$15.34	$13.73	$30.61

Cost of Investments Owned	$1,136,880	$984,800	$13,076	$929,133	$3,319,113

Cost of Foreign Currency Held	$0	$0	$6	$0	$0

34  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Amounts in thousands, except per share amounts	OCC Renaissance Fund	OCC Value Fund	PEA Growth Fund	PEA Growth & Income Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund
Assets:

Investments, at value	$5,402,238	$3,080,546	$725,158	$95,279	$607,117	$133,980
Cash	5,766	8,129	604	59	0	0
Foreign currency, at value	0	2	0	0	0	0
Security lending interest receivable	58	36	19	2	12	1
Receivable for investments sold	26,136	27,807	8,368	394	19,824	14,240
Receivable for Fund shares sold	5,761	2,352	63	22	559	395
Interest and dividends receivable	3,247	2,525	279	80	312	32
Other assets	35	18	3	0	3	1

	5,443,241	3,121,415	734,494	95,836	627,827	148,649

Liabilities:

Payable for investments purchased	$23,059	$0	$0	$288	$0	$13,918
Overdraft due to Custodian	0	0	0	0	2,022	0
Written options outstanding	0	0	561	2	0	0
Payable for Fund shares redeemed	47,396	24,223	2,132	127	10,684	457
Payable for collateral for securities on loan	471,440	361,414	115,076	19,727	106,584	10,969
Payable to Securities Lending Agent	1,682	0	0	0	0	0
Accrued investment advisory fee	2,507	1,052	258	38	196	48
Accrued administration fee	1,507	868	204	24	124	27
Accrued distribution fee	1,577	808	329	26	23	2
Accrued servicing fee	973	529	128	14	24	2
Other liabilities	117	0	0	0	0	0

	550,258	388,894	118,688	20,246	119,657	25,423

Net Assets	$4,892,983	$2,732,521	$615,806	$75,590	$508,170	$123,226

Net Assets Consist of:

Paid in capital	$4,089,122	$2,421,685	$836,040	$99,585	$482,089	$467,908
Undistributed (overdistributed) net investment income	(24)	28,784	0	0	1,100	0
Accumulated undistributed net realized gain (loss)	473,125	181,979	(323,971)	(31,462)	(23,995)	(352,812)
Net unrealized appreciation	330,760	100,073	103,737	7,467	48,976	8,130

	$4,892,983	$2,732,521	$615,806	$75,590	$508,170	$123,226

Net Assets:

Class R	$45,502	$29,012	$611	$130	$109	$136
Other Classes	4,847,481	2,703,509	615,195	75,460	508,061	123,090

Shares Issued and Outstanding:

Class R	1,988	1,674	35	16	9	52

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Class R	$22.88	$17.33	$17.62	$7.93	$12.69	$2.62

Cost of Investments Owned	$5,071,407	$2,980,474	$621,480	$87,822	$558,117	$125,851

Cost of Foreign Currency Held	$0	$2	$0	$0	$0	$0

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  35

Statements of Operations

Year Ended June 30, 2005

Amounts in thousands	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Global Fund	NFJ Dividend Value Fund	NFJ Small-Cap Value Fund
Investment Income:

Interest	$647	$650	$7	$542	$2,236
Dividends, net of foreign taxes	13,604	7,201	138	15,684	87,490
Dividends from Affiliate investments	0	0	0	82	179
Security lending income	165	111	0	113	1,151
Miscellaneous income	1	0	0	0	4

Total Income	14,417	7,962	145	16,421	91,060

Expenses:

Investment advisory fees	4,033	3,493	64	2,137	17,695
Administration fees	2,818	2,443	49	1,998	10,698
Distribution fees - Class R	4	24	0	0	26
Servicing fees - Class R	4	24	0	0	26
Distribution and/or servicing fees - Other Classes	2,865	2,371	58	2,650	13,165
Trustees’ fees	67	58	1	32	216
Interest expense	0	1	0	4	0
Tax expense	0	0	4	0	0

Total Expenses	9,791	8,414	176	6,821	41,826

Net Investment Income (Loss)	4,626	(452)	(31)	9,600	49,234

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	53,995	79,769	645	15,943	156,150
Net realized gain on futures contracts and options	0	0	0	0	0
Net realized gain on foreign currency transactions	0	0	45	0	0
Net change in unrealized appreciation (depreciation) on investments	29,013	27,806	379	34,652	296,947
Net change in unrealized appreciation on futures contracts and options	0	0	0	0	0
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0

Net Gain (Loss)	83,008	107,575	1,069	50,595	453,097

Net Increase from Repayments by Investment Manager	0	0	0	0	0

Net Increase (Decrease) in Net Assets Resulting from Operations	$87,634	$107,123	$1,038	$60,195	$502,331

36  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Amounts in thousands	OCC Renaissance Fund	OCC Value Fund	PEA Growth Fund	PEA Growth & Income Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund
Investment Income:
Interest	$8,887	$4,646	$81	$19	$174	$38
Dividends, net of foreign taxes	58,514	54,218	8,910	1,800	6,741	929
Dividends from Affiliate investments	176	2	0	0	0	0
Security lending income	1,839	449	155	14	120	10
Miscellaneous income	0	0	0	0	0	2

Total Income	69,416	59,315	9,146	1,833	7,035	979

Expenses:

Investment advisory fees	35,419	14,027	3,394	488	2,346	750
Administration fees	21,501	11,844	2,698	370	1,720	477
Distribution fees - Class R	87	50	1	0	0	0
Servicing fees - Class R	87	50	1	0	0	0
Distribution and/or servicing fees - Other Classes	35,462	17,043	6,031	543	610	46
Trustees’ fees	460	233	54	6	40	13
Interest expense	51	4	10	0	4	29
Tax expense	0	0	0	0	0	0

Total Expenses	93,067	43,251	12,189	1,407	4,720	1,315

Net Investment Income (Loss)	(23,651)	16,064	(3,043)	426	2,315	(336)

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	842,521	292,677	72,155	3,679	19,940	10,675
Net realized gain on futures contracts and options	0	0	1,521	0	0	0
Net realized gain on foreign currency transactions	32,121	2,459	0	0	0	0
Net change in unrealized appreciation (depreciation) on investments	(975,838)	(204,166)	(59,113)	(182)	973	(7,006)
Net change in unrealized appreciation on futures contracts and options	0	0	88	7	0	0
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(14)	0	0	0	0	0

Net Gain (Loss)	(101,210)	90,970	14,651	3,504	20,913	3,669

Net Increase from Repayments by Investment Manager	3,880	1,230	877	39	0	0

Net Increase (Decrease) in Net Assets Resulting from Operations	$(120,981)	$108,264	$12,485	$3,969	$23,228	$3,333

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  37

Statements of Changes in Net Assets

Amounts in thousands	CCM Capital Appreciation Fund		CCM Mid-Cap Fund		NACM Global Fund		NFJ Dividend Value Fund
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,626	$(289)	$(452)	$(1,790)	$(31)	$(23)	$9,600	$3,903
Net realized gain	53,995	105,630	79,769	136,943	690	508	15,943	6,102
Net increase from repayments by Investment Manager	0	0	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation)	29,013	15,892	27,806	5,825	379	134	34,652	19,658

Net increase (decrease) resulting from operations	87,634	121,233	107,123	140,978	1,038	619	60,195	29,663

Distributions to Shareholders:

From net investment income
Class R	(4)	0	0	0	0	0	(7)	0
Other Classes	(3,586)	0	0	0	0	0	(10,687)	(3,262)
From net realized capital gains
Class R	0	0	0	0	(1)	(1)	(1)	0
Other Classes	0	0	0	0	(335)	(192)	(4,648)	(1,138)

Total Distributions	(3,590)	0	0	0	(336)	(193)	(15,343)	(4,400)

Fund Share Transactions:

Receipts for shares sold
Class R	4,236	528	17,150	735	0	0	774	32
Other Classes	280,702	189,448	336,200	239,792	9,633	4,758	504,596	226,124
Issued as reinvestment of distributions
Class R	4	0	0	0	1	1	8	1
Other Classes	3,168	0	0	0	289	166	11,705	3,576
Cost of shares redeemed
Class R	(741)	(22)	(1,646)	(31)	0	0	(19)	(2)
Other Classes	(233,350)	(161,514)	(240,178)	(249,033)	(2,446)	(1,037)	(68,504)	(29,725)

Net increase (decrease) resulting from Fund share transactions	54,019	28,440	111,526	(8,537)	7,477	3,888	448,560	200,006

Fund Redemption Fee	38	4	17	9	4	2	71	19

Total Increase (Decrease) in Net Assets	138,101	149,677	218,666	132,450	8,183	4,316	493,483	225,288

Net Assets:

Beginning of period	879,338	729,661	751,338	618,888	5,673	1,357	302,963	77,675

End of period*	$1,017,439	$879,338	$970,004	$751,338	$13,856	$5,673	$796,446	$302,963

* Including undistributed (overdistributed) net investment income of:	$1,036	$0	$0	$0	$520	$245	$5,040	$3,360

38  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

	NFJ Small-Cap Value Fund		OCC Renaissance Fund		OCC Value Fund		PEA Growth Fund
Amounts in thousands	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$49,234	$37,280	$(23,651)	$(26,243)	$16,064	$4,483	$(3,043)	$(7,851)
Net realized gain	156,150	152,213	874,642	506,975	295,136	237,792	73,676	84,946
Net increase from repayments by Investment Manager	0	0	3,880	0	1,230	0	877	1,413
Net change in unrealized appreciation (depreciation)	296,947	339,937	(975,852)	1,119,602	(204,166)	201,084	(59,025)	64,273

Net increase (decrease) resulting from operations	502,331	529,430	(120,981)	1,600,334	108,264	443,359	12,485	142,781

Distributions to Shareholders:

From net investment income
Class R	(98)	(28)	0	0	(123)	(3)	0	0
Other Classes	(38,906)	(21,273)	0	0	(9,678)	(3,931)	0	0
From net realized capital gains
Class R	(403)	(24)	0	0	(494)	0	0	0
Other Classes	(158,747)	(20,348)	0	0	(89,121)	0	0	0

Total Distributions	(198,154)	(41,673)	0	0	(99,416)	(3,934)	0	0

Fund Share Transactions:

Receipts for shares sold
Class R	16,198	4,814	43,407	17,466	28,333	8,206	611	4
Other Classes	1,165,255	1,084,199	1,411,552	2,491,504	1,514,113	1,587,496	24,131	66,618
Issued as reinvestment of distributions
Class R	502	52	0	0	566	3	0	0
Other Classes	155,750	31,355	0	1	82,320	3,401	0	0
Cost of shares redeemed
Class R	(2,679)	(462)	(13,488)	(1,823)	(8,625)	(721)	(21)	0
Other Classes	(688,248)	(587,708)	(2,685,156)	(1,188,483)	(1,567,404)	(339,175)	(199,849)	(255,641)

Net increase (decrease) resulting from Fund share transactions	646,778	532,250	(1,243,685)	1,318,665	49,303	1,259,210	(175,128)	(189,019)

Fund Redemption Fee	91	18	429	242	671	284	10	7

Total Increase (Decrease) in Net Assets	951,046	1,020,025	(1,364,237)	2,919,241	58,822	1,698,919	(162,633)	(46,231)

Net Assets:

Beginning of period	2,543,321	1,523,296	6,257,220	3,337,979	2,673,699	974,780	778,439	824,670

End of period*	$3,494,367	$2,543,321	$4,892,983	$6,257,220	$2,732,521	$2,673,699	$615,806	$778,439

* Including undistributed (overdistributed) net investment income of:	$47,980	$63,787	$(24)	$(6)	$28,784	$4,564	$0	$1

See accompanying notes  |  06.30.05  |  Allianz Funds Annual Report  39

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	PEA Growth& Income Fund		RCM Large-Cap Growth Fund		RCM Mid-Cap Fund
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$426	$633	$2,315	$848	$(336)	$(924)
Net realized gain	3,679	8,436	19,940	14,004	10,675	55,282
Net increase from repayments by Investment Manager	39	0	0	0	0	0
Net change in unrealized appreciation (depreciation)	(175)	4,051	973	42,766	(7,006)	(5,770)

Net increase (decrease) resulting from operations	3,969	13,120	23,228	57,618	3,333	48,588

Distributions to Shareholders:

From net investment income
Class R	(1)	(2)	0	0	0	0
Other Classes	(590)	(830)	(1,216)	(1,801)	0	0

Total Distributions	(591)	(832)	(1,216)	(1,801)	0	0

Fund Share Transactions:

Receipts for shares sold
Class R	11	101	72	44	124	0
Other Classes	11,539	36,809	165,246	234,798	22,790	42,752
Issued as reinvestment of distributions
Class R	1	1	0	0	0	0
Other Classes	495	696	1,137	1,693	0	0
Cost of shares redeemed
Class R	(12)	(1)	(40)	(14)	(10)	0
Other Classes	(27,465)	(34,392)	(239,028)	(186,201)	(136,048)	(88,317)

Net increase (decrease) resulting from Fund share transactions	(15,431)	3,214	(72,613)	50,320	(113,144)	(45,565)

Fund Redemption Fee	9	3	19	47	3	2

Total Increase (Decrease) in Net Assets	(12,044)	15,505	(50,582)	106,184	(109,808)	3,025

Net Assets:

Beginning of period	87,634	72,129	558,752	452,568	233,034	230,009

End of period*	$75,590	$87,634	$508,170	$558,752	$123,226	$233,034

* Including undistributed (overdistributed) net investment income of:	$0	$0	$1,100	$0	$0	$0

40  Allianz Funds Annual Report  |  06.30.05  |  See accompanying notes

Notes to Financial Statements

June 30, 2005

1. Organization

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-one separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the Class R shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B, C and D Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the NFJ Dividend Value and PEA Growth & Income Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ Dividend Value and PEA Growth & Income Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

06.30.05  |  Allianz Funds Annual Report  41

Notes to Financial Statements (Cont.)

June 30, 2005

Class specific expenses where applicable, currently included administrative, distribution, and servicing fees.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: CCM Capital Appreciation Fund – $3,227; NACM Global Fund – $10,300; NFJ Dividend Value Fund – $51,811; NFJ Small-Cap Value Fund – $348,870; OCC Renaissance Fund – $884,183; OCC Value Fund – $866,109; PEA Growth Fund – $48,114; PEA Growth & Income Fund – $22,656; RCM Large-Cap Growth Fund – $43,433; and RCM Mid-Cap Fund – $616.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. Each Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Kleinwort Wasserstein, an affiliate. The amount paid to Dresdner Kleinwort Wasserstein for the period ended June 30, 2005 was $498,647. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the

42  Allianz Funds Annual Report  |  06.30.05

borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Allianz Global Investors Fund Management LLC (“AGIFM”), formerly known as PA Fund Management LLC, is an indirect subsidiary of Allianz Global Investors of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds also have a sub-advisor, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee
	All Classes	Inst’l Class		Admin. Class		Class A, B and C(1)		Class D(1)		Class R(1)
CCM Capital Appreciation Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40	%(3)
CCM Mid-Cap Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40	%(3)
NACM Global Fund	0.70%	0.35	%(2)	0.35	%(2)	0.50	%(3)	0.50	%(3)	0.50	%(3)
NFJ Dividend Value Fund	0.45%	0.25%		0.25%		0.40	%(3)	0.40	%(3)	0.40	%(3)
NFJ Small-Cap Value Fund	0.60%	0.25%		0.25%		0.40%		0.40%		0.40	%(3)
OCC Renaissance Fund	0.60%	0.25%		0.25%		0.40%		0.40%		0.40	%(3)
OCC Value Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40	%(3)
PEA Growth Fund	0.50%	0.25%		0.25%		0.40%		0.40%		0.40	%(3)
PEA Growth & Income Fund	0.60%	0.25%		0.25%		0.40	%(3)	0.40	%(3)	0.40	%(3)
RCM Large-Cap Growth Fund	0.45%	0.25	%(2)	0.25	%(2)	0.40	%(3)	0.40	%(3)	0.40	%(3)
RCM Mid-Cap Fund	0.47%	0.25	%(2)	0.25	%(2)	0.40	%(3)	0.40	%(3)	0.40	%(3)

(1)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D, and R shares. Prior to April 1, 2005, the Administration Fee was subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B, and C shares in excess of $2.5 billion.
(2)	The Administration Fee was reduced by 0.05%.
(3)	The Administration Fee was reduced by 0.10%.

Distribution and Servicing Fees. Allianz Global Investors Distributors LLC (“AGID”), formerly known as PA Distributors LLC, and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2005.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain

06.30.05  |  Allianz Funds Annual Report  43

Notes to Financial Statements (Cont.)

June 30, 2005

redemptions of Class A, B and C shares. For the period ended June 30, 2005, AGID received $9,576,468 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

AGIFM has agreed to waive a portion of the Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class R
NACM Global Fund	1.10%	1.35%	1.55%	2.30%	2.30%	1.80%

AGIFM may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	06/30/2003	06/30/2004	06/30/2005
NACM Global Fund	$84	$0	$0

Prior to June 1, 2005, each unaffiliated Trustee received an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting was attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees received an additional annual retainer of $3,000, the Chairman of the Independent Trustees received an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees received an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee was compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses.

Effective June 1, 2005, each unaffiliated Trustee receives an annual retainer of $80,000, plus $3,000 for each Board of Trustees meeting attended ($1,000 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $80,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with an investigation of a regulatory or investment matters, the Trustee shall be compensated for such services at the rate of $2,500 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

44  Allianz Funds Annual Report  |  06.30.05

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the period ended June 30, 2005, were as follows (amounts in thousands):

	Purchases	Sales
CCM Capital Appreciation Fund	$1,247,958	$1,193,067
CCM Mid-Cap Fund	1,161,141	1,061,576
NACM Global Fund	20,454	13,326
NFJ Dividend Value Fund	562,125	135,534
NFJ Small-Cap Value Fund	1,002,077	567,042
OCC Renaissance Fund	5,443,895	6,102,723
OCC Value Fund	3,083,670	2,857,014
PEA Growth Fund	260,601	439,082
PEA Growth & Income Fund	19,513	34,325
RCM Large-Cap Growth Fund	603,778	672,047
RCM Mid-Cap Fund	230,594	341,668

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	PEA Growth Fund	PEA Growth & Income Fund
	Premium
Balance at 06/30/2004	$0	$0
Sales	4,387	9
Closing Buys	(2,643)	0
Expirations	(1,096)	0

Balance at 06/30/2005	$648	$9

6. Affiliated Transactions

An affiliate may include any company in which the NFJ Small-Cap Fund owns five percent or more of its outstanding voting securities. On June 30, 2005, the Fund held five percent or more of the outstanding voting securities of the following companies (amounts in thousands):

Issuer Name	% Holding	Cost	Market Value	% of Net Assets
Cato Corp. ‘A’	7.53%	$19,016	$31,780	0.91%
Handleman Co.	5.21	20,248	18,442	0.53
Iowa Telecommunications Services, Inc.	5.38	32,227	31,125	0.89

		$71,491	$81,347	2.33%

The aggregate cost and value of these companies at June 30, 2005, was $71,491 and $81,347, respectively. Investments in affiliate company represent 2.33% of total net assets at June 30, 2005. Investment activity and income amounts relating to affiliates during the year ended June 30, 2005 were as follows (amounts in thousands):

Dividend Income	$1,062
Change in unrealized gain	9,855
Purchases	35,161

An affiliate may include any company in which the OCC Renaissance Fund owns five percent or more of its outstanding voting securities. On June 30, 2005, the Fund held five percent or more of the outstanding voting securities of the following companies (amounts in thousands):

Issuer Name	% Holding	Cost	Market Value	% of Net Assets
Chemtura Corp.	8.32%	$42,577	$95,815	1.96%

The aggregate cost and value of this company at June 30, 2005, was $42,577 and $95,815, respectively. Investments in affiliate company represent 1.96% of total net assets at June 30, 2005. Investment activity and income amounts relating to affiliates during the year ended June 30, 2005 were as follows (amounts in thousands):

Dividend Income	$1,344
Change in unrealized gain	53,238
Purchases	1,260

Certain additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the Funds owning more than 5% of the outstanding shares of certain issues at June 30, 2005. Therefore, the cost and market value of the affiliate disclosure above include both acquisitions of new investment and prior year holdings that became affiliates during the current period.

06.30.05  |  Allianz Funds Annual Report  45

Notes to Financial Statements (Cont.)

June 30, 2005

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	CCM Capital Appreciation Fund				CCM Mid-Cap Fund				NACM Global Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class R	241	$4,236	32	$528	756	$17,150	36	$735	0	$0	0	$0
Other Classes	16,390	280,702	12,396	189,448	14,546	336,200	11,934	239,792	655	9,633	349	4,758

Issued as reinvestment of distributions

Class R	0	4	0	0	0	0	0	0	0	1	0	1
Other Classes	179	3,168	0	0	0	0	0	0	20	289	12	166

Cost of shares redeemed

Class R	(43)	(741)	(1)	(22)	(70)	(1,646)	(2)	(31)	0	0	0	0
Other Classes	(14,000)	(233,350)	(10,457)	(161,514)	(10,983)	(240,178)	(12,447)	(249,033)	(166)	(2,446)	(76)	(1,037)

Net increase (decrease) resulting from Fund share transactions	2,767	$54,019	1,970	$28,440	4,249	$111,526	(479)	$(8,537)	509	$7,477	285	$3,888

	PEA Growth Fund				PEA Growth & Income Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class R	35	$611	0	$4	2	$11	14	$101
Other Classes	1,331	24,131	3,839	66,618	1,497	11,539	5,187	36,809

Issued as reinvestment of distributions

Class R	0	0	0	0	0	1	0	1
Other Classes	0	0	0	0	63	495	96	696

Cost of shares redeemed

Class R	(1)	(21)	0	0	(2)	(12)	0	(1)
Other Classes	(11,608)	(199,849)	(15,411)	(255,641)	(3,593)	(27,465)	(4,800)	(34,392)

Net increase (decrease) resulting from Fund share transactions	(10,243)	$(175,128)	(11,572)	$(189,019)	(2,033)	$(15,431)	497	$3,214

46  Allianz Funds Annual Report  |  06.30.05

	NFJ Dividend Value Fund				NFJ Small-Cap Value Fund				OCC Renaissance Fund				OCC Value Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class R	56	$774	3	$32	562	$16,198	194	$4,814	1,874	$43,407	780	$17,466	1,644	$28,333	495	$8,206
Other Classes	38,284	504,596	19,117	226,124	40,792	1,165,255	45,096	1,084,199	58,713	1,411,552	114,624	2,491,504	89,399	1,514,113	101,406	1,587,496

Issued as reinvestment of distributions

Class R	1	8	0	1	17	502	2	52	0	0	0	0	32	566	0	3
Other Classes	880	11,705	302	3,576	5,405	155,750	1,302	31,355	0	0	0	1	4,737	82,320	232	3,401

Cost of shares redeemed

Class R	(1)	(19)	0	(2)	(94)	(2,679)	(18)	(462)	(586)	(13,488)	(81)	(1,823)	(500)	(8,625)	(45)	(721)
Other Classes	(5,246)	(68,504)	(2,525)	(29,725)	(24,446)	(688,248)	(23,822)	(587,708)	(112,335)	(2,685,156)	(54,742)	(1,188,483)	(92,285)	(1,567,404)	(22,124)	(339,175)

Net increase (decrease) resulting from Fund share transactions	33,974	$448,560	16,897	$200,006	22,236	$646,778	22,754	$532,250	(52,334)	$(1,243,685)	60,580	$1,318,665	3,027	$49,303	79,964	$1,259,210

	RCM Large-Cap Growth Fund				RCM Mid-Cap Fund
	Year Ended 06/30/2005		Year Ended 06/30/2004		Year Ended 06/30/2005		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class R	6	$72	3	$44	51	$124	0	$0
Other Classes	13,417	165,246	20,159	234,798	8,958	22,790	18,688	42,752
Issued as reinvestment of distributions
Class R	0	0	0	0	0	0	0	0
Other Classes	89	1,137	146	1,693	0	0	0	0
Cost of shares redeemed
Class R	(3)	(40)	(1)	(14)	(4)	(10)	0	0
Other Classes	(19,513)	(239,028)	(15,930)	(186,201)	(54,036)	(136,048)	(37,529)	(88,317)

Net increase (decrease) resulting from Fund share transactions	(6,004)	$(72,613)	4,377	$50,320	(45,031)	$(113,144)	(18,841)	$(45,565)

06.30.05  |  Allianz Funds Annual Report  47

Notes to Financial Statements (Cont.)

June 30, 2005

8. Federal Income Tax Matters

As of June 30, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Differences(2)	Accumulated Capital Losses(3)	Post-October Deferral(4)
CCM Capital Appreciation Fund	$1,035	$0	$0	$49	$(34,857)	$0
CCM Mid-Cap Fund	0	0	0	9	(37,580)	0
NACM Global Fund	527	141	(4)	0	0	(7)
NFJ Dividend Value Fund	5,040	10,751	0	42	0	0
NFJ Small-Cap Value Fund	47,980	114,364	1	123	0	0
OCC Renaissance Fund	0	486,493	(15)	(56)	0	(24)
OCC Value Fund	28,935	200,004	0	1	0	(151)
PEA Growth Fund	0	0	87	(28)	(321,478)	0
PEA Growth & Income Fund	0	0	7	2	(31,400)	0
RCM Large-Cap Growth Fund	1,100	0	0	(24)	(22,743)	0
RCM Mid-Cap Fund	0	0	1	0	(351,816)	0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain foreign currency transactions.
(2)	Adjusted for appreciation/depreciation related to securities on loan.
(3)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(4)	Capital losses realized during the period November 1, 2004 through June 30, 2005 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2005, the Funds had accumulated capital losses expiring in the following years. The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	2008		2009	2010		2011
CCM Capital Appreciation Fund	$0		$0	$0		$34,857
CCM Mid-Cap Fund	0		0	0		37,580
PEA Growth Fund	0		0	126,853	(6)	194,625
PEA Growth & Income Fund	4,542	(5)	0	13,078		13,780
RCM Large-Cap Growth Fund	0		0	8,918		13,825
RCM Mid-Cap Fund	0		202,183	135,961		13,672

(5)	Represents acquired capital loss carryovers which may be limited under current tax law.
(6)	Includes $4,036,925 of acquired capital loss carryovers which may be limited under current tax law.

As of June 30, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
CCM Capital Appreciation Fund	$1,137,229	$132,902	$(11,151)	$121,751
CCM Mid-Cap Fund	985,261	129,324	(5,168)	124,156
NACM Global Fund	13,097	989	(334)	655
NFJ Dividend Value Fund	929,308	67,165	(8,747)	58,418
NFJ Small-Cap Value Fund	3,315,066	818,890	(41,574)	777,316
OCC Renaissance Fund	5,084,775	503,257	(185,794)	317,463
OCC Value Fund	2,998,499	161,680	(79,633)	82,047
PEA Growth Fund	623,973	124,008	(22,823)	101,185
PEA Growth & Income Fund	87,883	9,674	(2,278)	7,396
RCM Large-Cap Growth Fund	559,369	54,950	(7,202)	47,748
RCM Mid-Cap Fund	126,847	9,364	(2,231)	7,133

(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to return of capital adjustments from real estate investment trust, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

48  Allianz Funds Annual Report  |  06.30.05

As of fiscal year ended June 30, 2005, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital
CCM Capital Appreciation Fund	$3,590	$0	$0
CCM Mid-Cap Fund	0	0	0
NACM Global Fund	255	81	0
NFJ Dividend Value Fund	12,773	2,570	0
NFJ Small-Cap Value Fund	85,126	113,028	0
OCC Renaissance Fund	0	0	0
OCC Value Fund	76,887	22,529	0
PEA Growth Fund	0	0	0
PEA Growth & Income Fund	591	0	0
RCM Large-Cap Growth Fund	1,216	0	0
RCM Mid-Cap Fund	0	0	0

(8)	Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

9 Regulatory and Litigation Matters

On September 13, 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), formerly known as PA Fund Management LLC, PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), formerly known as PA Distributors LLC, reached an agreement with the SEC in settlement of a complaint filed against AGIFM, PEA, and AGID in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund and the PEA Target Fund. Under the terms of the settlement, AGIFM, PEA and AGID consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, AGIFM, PEA and AGID agreed to pay a civil monetary penalty of $40,000,000 and disgorgement of $10,000,000. The SEC Order requires AGIFM, PEA and AGID to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1,600,000 paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with AGID and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, AGID and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15,000,000 and $3,000,000 for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, AGIFM, PEA and AGID reached an agreement with the SEC in settlement of a subpoena issued to AGID on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, AGIFM, PEA and AGID consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, AGIFM and AGID agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and AGIFM, PEA and AGID agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been AGID’s benefit. Those amounts were paid on September 15, 2004.

In a related action, AGID reached an agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, AGID agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

06.30.05  |  Allianz Funds Annual Report  49

Notes to Financial Statements (Cont.)

June 30, 2005

Since February, 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. AGIFM, PEA, AGID and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, AGIFM, PEA, AGID, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against AGIFM, PEA and AGID based on essentially the same circumstances as those cited in the 2004 settlements with the Securities and Exchange Commission and New Jersey Attorney General involving alleged “market timing” activities described above. The West Virginia Complaint alleges, among other things, that AGIFM, PEA and AGID improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised by AGIFM and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIFM, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIFM in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

On March 4, 2005, a putative class action lawsuit was filed in the Superior Court of Orange County, California against the Trust on behalf of holders of Class B shares of the Trust. The lawsuit seeks, among other things, relief from the obligation to pay a contingent deferred sales charge, or refunds of such charges already paid, on account of the purported market timing activity in certain Allianz Funds that is the subject of the regulatory proceedings discussed elsewhere in this subsection. On May 20, 2005, the Trust removed the action to the U.S. District Court for the Central District of California. On May 23, 2005, the Trust filed a Notice of Tag Along Action with the Judicial Panel on Multidistrict Litigation (“JPML”), seeking to transfer the case to the multidistrict litigation proceeding in Maryland (“Maryland MDL”). On June 13, 2005, the JPML issued a Conditional Transfer Order. The plaintiff has opposed the transfer to the Maryland MDL and on July 15, 2005 filed a motion to remand the case to a California state court.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), AGIFM, PEA, AGID, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in a court injunction against AGIFM, PEA or AGID, then Allianz, AGIFM and certain of their affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

10. Repayments by Investment Manager

As part of the settlement with the SEC regarding the Morgan Stanley (P-010121) subpoena (Note 9 Regulatory and Litigation Matters), AGIFM, PEA and AGID agreed to pay jointly disgorgement of $6,602,000.

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review.

        As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on the ownership of voting stock. The SEC has asked AGIFM to reimburse the certain Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed the certain Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to the certain Funds.

50  Allianz Funds Annual Report  |  06.30.05

Report of Independent Registered Public Accounting Firm

To the Trustees and Class R Shareholders of the Allianz Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class R shares present fairly, in all material respects, the financial position of the CCM Capital Appreciation Fund, CCM Mid-Cap Fund, NACM Global Fund, NFJ Dividend Value Fund, NFJ Small-Cap Value Fund, OCC Renaissance Fund, OCC Value Fund, PEA Growth Fund, PEA Growth & Income Fund, RCM Large-Cap Growth Fund and RCM Mid-Cap Fund (11 funds of the Allianz Funds, hereafter referred to as the “Funds”) at June 30, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds, for the Class R shares, for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 25, 2005

06.30.05  |  Allianz Funds Annual Report  51

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2005) regarding the status of qualified dividend income for individuals, the dividend received deduction for corporations, and foreign tax credit.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2005 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2005:

CCM Capital Appreciation Fund	100.00%
NACM Global Fund	48.23%
NFJ Dividend Value Fund	100.00%
NFJ Small-Cap Value Fund	81.16%
OCC Value Fund	70.44%
PEA Growth & Income Fund	100.00%
RCM Large-Cap Growth Fund	100.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2005 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

CCM Capital Appreciation Fund	100.00%
NACM Global Fund	21.36%
NFJ Dividend Value Fund	100.00%
NFJ Small-Cap Value Fund	78.95%
OCC Value Fund	62.06%
PEA Growth & Income Fund	100.00%
RCM Large-Cap Growth Fund	100.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2006, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2005.

Foreign Tax Credit. The following Funds have elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2005 are as follows:

	NACM Global Fund
Country	Gross Foreign Dividends	Foreign Tax
Australia	0.00009	0.00001
Belgium	0.00258	0.00039
Bermuda	0.00451	—
Brazil	0.00232	0.00012
Canada	0.00030	0.00004
Cayman Islands	0.00104	—
Egypt	0.00057	0.00005
France	0.00766	0.00115
Germany	0.01326	0.00199
Greece	0.00653	—
Hong Kong	0.00388	—
Indonesia	0.00548	0.00082
Ireland	0.00288	—
Israel	0.00081	0.00016
Japan	0.00938	0.00066
Mexico	0.00034	—
Netherlands	0.00220	0.00033
Norway	0.00292	0.00044
Philippines	0.00082	0.00012
South Korea	0.00282	0.00046
Switzerland	0.00887	0.00124
Thailand	0.00589	0.00059

	0.08515	0.00857

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2005. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2006.

52  Allianz Funds Annual Report  |  06.30.05

Trustees and Officers of Allianz Funds (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustee defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is 2187 Atlantic Street, Stamford, Connecticut 06902.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

David C. Flattum* (41) Trustee	09/2004 to present	Chief Operating Officer, General Counsel and Managing Director, Allianz Global Investors of America L.P.	52	Member of Board of Directors of Allianz Dresdner Asset Management U.S. Equities LLC, Cadence Capital Management Inc. and Oppenheimer Group, Inc.

Independent Trustees

Donald P. Carter (78) Trustee	01/1997 to present	Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc. (Chicago advertising agency); Chairman and Director, Moduline Industries, Inc. (a manufacturer of commercial windows and curtain walls).	31	None

Gary A. Childress (71) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	31	None

Theodore J. Coburn (52) Trustee	06/2002 to present	President of Coburn Capital Group and member of Triton Realty Partners; Trustee, Nicholas-Applegate Fund; and Trustee, Bramwell Funds. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	31	None

W. Bryant Stooks (64) Trustee	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments); Director, American Agritec LLC (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	31	None

Gerald M. Thorne (67) Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); Partner, Evergreen Partners (resort real estate); and Director, American Orthodontics Corp. Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando - McGlocklin (small business investment company); and Director, VPI Inc. (plastics company).	31	Member of Board of Directors, American Orthodontics Corp.

*	Trustees serve until their successors are duly elected and qualified.

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Trustees and Officers of Allianz Funds (Unaudited) (Cont.)

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. (47) President and Chief Executive Officer	12/2004 to present	Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC (formerly Managing Director of Nicholas-Applegate Capital Management LLC).

Newton B. Schott, Jr. (63) Vice President and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, Allianz Global Investors Distributors LLC (“AGID”). Formerly, Executive Vice President, AGID.

Henrik P. Larsen (35) Vice President	02/2000 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

Andrew J. Meyers (44) Vice President	12/2004 to present	Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC.

Jeffrey M. Sargent (42) Vice President	02/1996 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Garlin G. Flynn (59) Assistant Secretary	03/1995 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.

Richard H. Kirk (44) Assistant Secretary	12/2004 to present	Senior Vice President, Associate General Counsel, Allianz Global Investors of America L.P. (since 2004). Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004); Associate General Counsel, Friedman, Billings, Ramsey, Inc. (2000-2002).

John P. Hardaway (48) Treasurer and Principal Financial Accounting Officer	08/1995 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Lawrence Altadonna (39) Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer, Nicholas-Applegate Convertible & Income Fund, Nicholas - Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Municipal Advantage Fund, Inc., PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas - Applegate International & Premium Strategy Fund and PIMCO Global StocksPLUS & Income Fund; Treasurer, Fixed Income SHares; Assistant Treasurer, Premier VIT (formerly PIMCO Advisors VIT). Formerly, Director of Fund Administration, Prudential Investments.

Erik C. Brown (37) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Brian S. Shlissel (40) Assistant Treasurer	06/2005 to present	Executive Vice President, Allianz Global Investors Fund Management LLC; Trustee, President and Chief Executive Officer, Premier VIT; President and Chief Executive Officer, Fixed Income SHares, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas Applegate International & Premium Strategy Fund; PIMCO Global StocksPLUS & Income Fund and Municipal Advantage Fund, Inc.

Youse Guia (32) Chief Compliance Officer	09/2004 to present	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer, Allianz Funds, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas - Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund, Municipal Advantage Fund, Inc., PIMCO Global StocksPLUS and Income Fund, Fixed Income SHares and Premier VIT. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

**	The officers of the Trust are re-appointed annually by the Board of Trustees.

54  Allianz Funds Annual Report  |  06.30.05

Board Approval of Investment Advisory and Portfolio Management Agreements (Unaudited)

Each year, the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), is required to determine whether to continue the Trust’s advisory agreements. In March 2005, the Board and the Independent Trustees approved the continuation of the Trust’s Amended and Restated Investment Advisory Agreement with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements with Cadence Capital Management LLC, RCM Capital Management LLC, Nicholas-Applegate Capital Management LLC, Oppenheimer Capital LLC, NFJ Investment Group, L.P. and PEA Capital LLC (collectively, the “Sub-Advisers”) (collectively, the “Agreements”) for the period ending December 31, 2005, following the recommendation of the Independent Trustees. The material factors and conclusions that formed the basis for the Independent Trustees’ recommendation and the subsequent approval by the Board and the Independent Trustees are required to be in this report and are discussed below.

Review Process

The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the investment manager furnish, such information as may reasonably be necessary to evaluate the terms of the Trust’s advisory agreements. The Trustees began their formal review process in September, 2004. At the September, 2004 Board meeting, in conjunction with the renewal of the Funds’ distribution arrangements, the Independent Trustees informed management that they would be seeking fee breakpoints in connection with the renewal of the Funds’ advisory and/or administration arrangements with the Adviser. After evaluating the Advisers’ assertion that the Funds’ advisory fees were in line with industry peers, the Independent Trustees concluded that breakpoints in the administrative fee were an effective way to share economies of scale with fund shareholders. The Independent Trustees and the Adviser exchanged a number of proposals concerning fee rates and breakpoints for administrative services before agreeing on the fee reductions ultimately approved by the Board and the Independent Trustees. The Board and the Independent Trustees each received assistance and advice, including written memoranda, regarding the legal standards applicable to the consideration of advisory arrangements from counsel to the Trust and independent counsel to the Independent Trustees, respectively. The Independent Trustees discussed the continuation of the Agreements with representatives of the Adviser and in private multiple sessions with independent legal counsel at which no representatives of the Adviser were present. The Independent Trustees and Board, in approving the continuation of the Agreements, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their deliberations were made separately in respect of each Fund. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

Materials Reviewed

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Adviser, its affiliates and the Sub-Advisers, including reports on: each Fund’s investment results; portfolio construction; portfolio composition; portfolio trading practices; shareholder services; and other information relating to the nature, extent and quality of services provided by the Adviser, its affiliates and the Sub-Advisers to the Funds. In addition, in connection with its annual consideration of the Agreements, the Board requested and reviewed supplementary information regarding the terms of the Agreements, the Funds’ investment results, advisory fee and total expense comparisons, financial and profitability information regarding the Adviser and its affiliates, descriptions of various functions undertaken by the Adviser, such as compliance monitoring, and information about the personnel providing investment management and administrative services to the Funds. The Board also requested and evaluated performance and expense information for other investment companies compiled by Lipper Inc., a third-party data provider (“Lipper”). In addition, the Independent Trustees retained an independent industry consultant who produced a report addressing, among other things, comparative fee data. The Board and the Independent Trustees also considered information regarding “revenue sharing” arrangements that Allianz Global Investors Distributors LLC (“AGID”), the Trust’s principal underwriter, and its affiliates have entered into with various intermediaries that sell shares of the Funds and payments by the Adviser to those intermediaries for sub-transfer agency services as described in the Trust’s registration statement. The Board also requested and reviewed information relating to the fees paid and services rendered under the Administration Agreement between the Funds and the Adviser, as well as information regarding other so-called “fall-out” benefits to the Adviser and its affiliates due to their other relationships with the Funds. The Board and the Independent Trustees also received and reviewed comparative performance information regarding the Funds at each of the quarterly Board meetings.

Nature, Extent and Quality of Services

Nature and Extent of Services – In considering the continuation of the Agreements for the current year, the Board and the Independent Trustees evaluated the nature and extent of the services provided by the Adviser, its affiliates and the Sub-Advisers. The relevant Sub-Adviser formulates each Fund’s investment policies (subject to the terms of the prospectus), analyzes economic trends, evaluates the risk/return characteristics of each Fund, constructs each Fund’s portfolio, monitors each Fund’s investment performance, and reports to the Board and the Independent Trustees. The Board and the Independent Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds. In this context, the Board and the Independent Trustees considered the in-house research capabilities of the Sub-Advisers as well as other resources available to the Sub-Advisers, including research services available to the Sub-Advisers as a result of securities transactions effected

06.30.05  |  Allianz Funds Annual Report  55

Board Approval of Investment Advisory and Portfolio Management Agreements (Unaudited) (Cont.)

for the Funds and other investment advisory clients of the Sub-Advisers. The Trustees considered the scope and quality of services provided by the Adviser and the Sub-Advisers under the Agreements, and noted that the services required to be provided had expanded over time as a result of regulatory and other developments. The Board and the Independent Trustees considered the managerial and financial resources available to the Adviser and the Sub-Advisers. The Board and the Independent Trustees noted that the standard of care under the Agreements was comparable to that found in many investment advisory agreements, and considered the record of the Adviser in resolving potential disputes arising under its investment advisory agreement with the Trust in the best interests of shareholders.

The Board, including the Independent Trustees, took into account the “unitary fee” structure of the Funds under which (a) certain services ordinarily the financial responsibility of a mutual fund (e.g., custody, transfer agency, legal and accounting services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee and (b) administrative services frequently covered in a mutual fund’s advisory contract are dealt with under the Funds’ Administration Agreement with the Adviser.

Quality of Services – The Board and the Independent Trustees considered the quality of the services provided by the Adviser and the Sub-Advisers and the quality of the resources of each that are available to the Funds. The Board and the Independent Trustees considered the experience and professional qualifications of the personnel of the Adviser, its affiliates and the Sub-Advisers and the size and functions of their staffs as well as the reputations of the Adviser and the Sub-Advisers. The Board and the Independent Trustees considered the complexity of managing the Funds relative to other types of funds. The Board and the Independent Trustees also received and reviewed information regarding the quality of non-investment advisory services provided to the Funds by the Adviser under the Administration Agreement. The Board and the Independent Trustees considered that the scope of the services provided to the Funds by the Adviser and the Sub-Advisers were consistent with the Funds’ operational requirements, including, in addition to their investment objectives, compliance with the Funds’ investment restrictions, tax and reporting requirements and related shareholder services. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that, overall, they were satisfied with the nature, extent and quality of the services provided by the Adviser and the Sub-Advisers (including those provided under the Administration Agreement).

Portfolio Management Services and Performance

In their evaluation of the quality of the portfolio management services provided by the Sub-Advisers, the Board and the Independent Trustees considered the experience of the Funds’ portfolio managers. The Board and the Independent Trustees considered whether the Funds operated within their investment objectives and their record of compliance with their investment restrictions. The Board and the Independent Trustees reviewed information comparing the Funds’ historical performance to relevant market indices and to performance information for other investment companies with similar investment objectives over the 1-, 3-, 5- and 10-year periods (if the Funds were in existence) ended September 30, 2004 derived from data compiled by Lipper. The Board and the Independent Trustees reviewed performance for the period ended December 31, 2004 for each Fund and for those Funds that had underperformed relative to the benchmark index or peer group provided by Lipper, including the RCM Large-Cap Growth and RCM Mid-Cap Growth Funds, they discussed with the Adviser the reasons for such underperformance and the Adviser’s plans to monitor and address performance. The Board and the Independent Trustees also took into account steps taken by the Adviser to change the Sub-Adviser for the PEA Renaissance (now OCC Renaissance) and PEA Value (now OCC Value) Funds as well as changes to the portfolio management team for the PEA Growth Fund. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the Adviser’s and the Sub-Advisers’ performance record and process used in managing the Funds was sufficient to merit approval of the continuation of the Agreements.

Management Fees and Expenses

The Board and the Independent Trustees reviewed information, including comparative information provided by Lipper, regarding the advisory, administrative and distribution fees paid to the Adviser and its affiliates and the total expenses borne by the Funds. The Board and the Independent Trustees reviewed the administrative fees paid by the Funds to the Adviser, as well as the distribution (12b-1) fees paid to AGID. They considered the Funds’ management fees relative to their respective peer groups as determined by Lipper and the input provided by the independent industry consultant. The Board and the Independent Trustees considered the anticipated effect of proposed administrative fee reductions for the Funds. The Board and the Independent Trustees also considered the fees that the Sub-Advisers charge other clients with investment objectives similar to the Funds. The Board and the Independent Trustees reviewed materials from the Adviser describing the differences in services provided to these other clients, which noted that typically more services were provided to the Funds than these other clients and that because of the constant issuance and redemption of fund shares, the Funds were more difficult to manage than institutional accounts. The Board and the Independent Trustees noted that the Adviser (not the Funds) pays the Sub-Advisers from its advisory fee. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the fees to be charged under the Agreements represent reasonable compensation to the Adviser in light of the services provided.

56  Allianz Funds Annual Report  |  06.30.05

Profitability and Possible Economies of Scale

Profitability – The Board and the Independent Trustees reviewed information regarding the cost of services provided by the Adviser, its affiliates and the Sub-Advisers and the profitability (before and after distribution expenses and prior to taxes) of the Adviser’s relationship with the Funds. The Board and the Independent Trustees considered information provided by Lipper regarding the pre- and post-marketing profitability of other investment advisers with publicly-traded parent companies. The Independent Trustees also reviewed and considered a profitability analysis prepared at their direction by PricewaterhouseCoopers LLP, independent accountants for the Funds. The Board and the Independent Trustees recognized that it is difficult to make comparisons of profitability from fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Board and the Independent Trustees considered the impact of fees on the profitability of the Adviser. The Board and the Independent Trustees also considered the effect on the Adviser’s revenues of new breakpoints in the Funds’ administrative fee structure at current asset levels and in light of projected growth. In addition, the Board and the Independent Trustees considered information regarding the direct and indirect benefits the Adviser and the Sub-Advisers receive as a result of their relationships with the Funds, including compensation paid to the Adviser, the Sub-Advisers and their affiliates, including administrative fees paid to the Adviser and 12b-1 fees and sales charges to AGID as well as research provided to the Sub-Advisers in connection with portfolio transactions effected on behalf of the Funds (soft dollar arrangements), and reputational benefits.

Economies of Scale – The Board and the Independent Trustees reviewed the extent to which the Adviser and the Sub-Advisers may realize economies of scale in managing and supporting the Funds. The Board and the Independent Trustees considered the extent to which any economies of scale might be realized (if at all) by the Adviser or the Sub-Advisers across a variety of products and services, including the Funds, and not only in respect of a single Fund.

The Board and the Independent Trustees noted that the advisory and sub-advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board and the Independent Trustees concluded that breakpoints in the administrative fee were an effective way to share any economies of scale with fund shareholders. The Board and the Independent Trustees noted that the administrative fee breakpoint schedule that had been agreed to with the Adviser contained different starting points for different funds depending on fund size. They discussed that most of the Funds in the Trust were relatively small, and that by setting the breakpoints at somewhat lower levels for the smaller Funds there was an increased likelihood that these Funds would share in economies of scale and that indeed some Funds would be immediately affected by the administrative fee breakpoints. The Board and the Independent Trustees noted that the agreed to administrative fee breakpoints for the larger Funds also would have an immediate impact on these Funds’ expense ratios.

The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not excessive and that the Adviser and the Sub-Advisers were sharing economies of scale, if any, with the Funds and their shareholders.

Additional Considerations

The Board and the Independent Trustees also considered possible conflicts of interest associated with the provision of investment advisory services by the Adviser and the Sub-Advisers to other clients. The Trustees considered the procedures of the Sub-Advisers designed to fulfill their fiduciary duties to advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Adviser and the Sub-Advisers in these matters. The Board and the Independent Trustees also received and considered information concerning procedures of the Sub-Advisers with respect to the execution of portfolio transactions.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the Agreements, including the fees payable to the Adviser and the Sub-Advisers, are fair and reasonable to the Funds and their shareholders given the scope and quality of the services provided to the Funds and such other considerations as the Trustees considered relevant in the exercise of their reasonable business judgment and that the continuation of the Agreements was in the best interests of the Funds and their shareholders. The Board and Independent Trustees unanimously approved the continuation of the Agreements.

06.30.05  |  Allianz Funds Annual Report  57

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Allianz Funds

Investment Adviser and Administrator	Allianz Global Investors Fund Management LLC (“AGIFM”), 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Cadence Capital Management LLC, Nicholas-Applegate Capital Management LLC, NFJ Investment Group L.P., Oppenheimer Capital LLC, PEA Capital LLC, RCM Capital Management LLC

Distributor	Allianz Global Investors Distributors LLC (“AGID”), 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For Allianz Funds account information contact your financial advisor, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com.

The Allianz Funds & PIMCO Funds Family

The Allianz Funds & PIMCO Funds offer access to the world-class investment firms of Allianz Global Investors—one of the world’s largest asset management companies, with more than $1 trillion under management (as of 12/31/04).

The Allianz Funds are managed by institutional equity managers, including the Allianz-owned investment firms NFJ Investment Group, Oppenheimer Capital, RCM, Nicholas-Applegate Capital Management and PEA Capital. The Allianz Funds represent a wide range of investment strategies, including growth and value, small-, mid- and large-cap, domestic and international portfolios.

The PIMCO Funds are managed by PIMCO, widely recognized as one of the premier bond managers in the world. The PIMCO Funds cover the fixed-income spectrum, and also include the innovative Real Return Strategy and equity-related funds. PIMCO Total Return Fund is the largest bond fund in the U.S.*

Allianz Funds		PIMCO Funds

Value Stock OCC Value NFJ Dividend Value OCC Renaissance NFJ Small-Cap Value Blend Stock PEA Growth & Income CCM Capital Appreciation CCM Mid-Cap	Growth Stock RCM Large-Cap Growth PEA Growth RCM Mid-Cap International Stock NACM Global	Short-Duration Bond PIMCO Short-Term PIMCO Low Duration Core Bond PIMCO Total Return	Credit Strategy PIMCO High Yield International Bond PIMCO Foreign Bond (U.S. Dollar-Hedged) Real Return Strategy PIMCO Real Return Equity-Related PIMCO StocksPLUS

www.allianzinvestors.com	Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 888-877-4626. Please read the prospectus carefully before you invest or send money.

* As of 6/30/05 according to SimFunds.
	Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902	AZ061AR_13140

Item 2.	Code of Ethics

The Registrant has adopted a code of ethics that applies to its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Chief Officer Code”).

Item 3.	Audit Committee Financial Expert

The Board of Trustees has determined that Theodore J. Coburn, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Coburn is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services

(a)	Fiscal Year Ended	Audit Fees

	June 30, 2005	$650,992
	June 30, 2004	$580,365

(b)	Fiscal Year Ended	Audit-Related Fees

	June 30, 2005	$99,026
	June 30, 2004	$75,313

(c)	Fiscal Year Ended	Tax Fees

	June 30, 2005	$124,550
	June 30, 2004	$77,850

(d)	Fiscal Year Ended	All Other Fees

	June 30, 2005	$50,000
	June 30, 2004	$0

“Audit Fees” represents fees billed for each of the last two fiscal years or professional services rendered for the audit of the Allianz Funds (the “Trust”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(e)(1)	Pre-Approval Policies of the Audit Oversight Committee. To the extent required by applicable regulations, the Audit Oversight Committee approves in advance all audit and non-audit services rendered to the Trust by the independent registered public accounting firm to the Trust and all non-audit services to the Trust’s investment adviser and sub-advisers (other than unaffiliated sub-advisers) and any entity controlling, controlled by or under common control with the adviser or affiliated sub-advisers that provides ongoing services to the Trust (collectively, “Service Entities”), if the engagement relates directly to the operations and financial reporting of the Trust. Such services may also be approved by a designated member of the Audit Oversight Committee if the fees for such services are below a designated amount. Such amount varies depending on the type of service. Currently, such amounts are $150,000 with respect to audit services, and $150,000 with respect to audit-related services, tax services, non-audit services provided to Service Entities or other permitted services.

(e)(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Entity	Aggregate Non-Audit Fees Billed to Entity

		June 30, 2005	June 30, 2004

	Allianz Funds	$273,576	$153,163

	Service Entities	$3,527,522	$2,911,933

(h)	The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Service Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The following table sets forth amounts the Trust’s principal accountants billed to the Trust’s Service Entities for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The percentage of such amounts for which the pre-approval requirement was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 is 0%:

Fiscal Year Ended	Audit-Related	Tax	Other

June 30, 2005	$585,123	$2,408,478	$533,921

June 30, 2004	$1,138,709	$1,737,598	$35,626

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Manager of Closed-End Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10 of Form N-CSR.

Item 11.	Controls and Procedures

	(a)	The registrant’s chief executive officer and chief financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report on Form N-CSR, that, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

	(b)	There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

	(a)(1)	Code of Ethics as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(a)(2)	Certifications of chief executive and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(b)	Certification of chief executive and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By:	/s/ E. BLAKE MOORE, JR.
E. Blake Moore, Jr.
President/Chief Executive Officer

Date:	September 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ E. BLAKE MOORE, JR.
E. Blake Moore, Jr.
President/Chief Executive Officer

Date:	September 7, 2005

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer/Chief Financial Officer

Date:	September 7, 2005

ALLIANZ GLOBAL INVESTORS OF AMERICA

CODE OF ETHICS PURSUANT TO SECTION 406 OF THE SARBANES-OXLEY ACT

OF 2002 FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

AUGUST 19, 2003

(as revised on October 1, 2004)

I.	Covered Persons/Purpose of the Code

This Code of Ethics (this “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 has been adopted by the registered investment companies (each a “Fund” and, collectively, the “Funds”) listed on Exhibit A and, except as provided in Section VI below, applies to each Fund’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (the “Covered Officers”) and each Trustee of the Fund who is an “interested person” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) because such Trustee is an interested person of the Fund’s investment adviser or principal underwriter (“Covered Trustees” and, together with the Covered Officers, the “Covered Persons”). Each Covered Person is identified in Exhibit B.

This Code has been adopted for the purpose of promoting:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that a Fund files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by a Fund;

•	compliance with applicable laws and governmental rules and regulations;

•	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•	accountability for adherence to the Code.

Each Covered Person should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to conflicts of interest.

II.	Covered Persons Should Handle Ethically Any Actual or Apparent Conflicts of Interest

Overview. A “conflict of interest” occurs when a Covered Person’s private interest interferes with the interests of, or his service to, the relevant Fund. For example, a conflict of interest would arise if a Covered Person, or a member of the Covered Person’s family, receives improper personal benefits as a result of the Covered Person’s position with the relevant Fund.

Certain conflicts of interest arise out of the relationships between Covered Persons and the relevant Fund and already are subject to conflict of interest provisions and procedures in the Investment Company Act of 1940 (including the regulations thereunder, the “1940 Act”) and the Investment Advisers Act of 1940 (including the regulations thereunder, the “Investment Advisers Act”). Indeed, conflicts of interest are endemic for certain registered management investment companies and those conflicts are both substantially and procedurally dealt with under the 1940 Act. For example, Covered Persons may not engage in certain transactions with a Fund because of their status as “affiliated persons” of such Fund. The compliance program of each Fund and the compliance programs of its investment advisers (including sub-advisers), principal underwriter and administrator or sub-administrator (each a “Service Provider” and, collectively, the “Service Providers”) are reasonably designed to prevent, or identify and correct, violations of many of those provisions, although they are not designed to provide absolute assurance as to those matters. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code. See also Section V of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between a Fund and its Service Providers of which the Covered Persons are also officers or employees. As a result, this Code recognizes that the Covered Persons will, in the normal course of their duties (whether for the Funds or for a Service Provider, or for both), be involved in establishing policies and implementing decisions that will have different effects on the Service Providers and the Funds. The participation of the Covered Persons in such activities is inherent in the contractual relationships between the Funds and their Service Providers and is consistent with the performance by the Covered Persons of their duties as officers of the relevant Fund. Thus, if performed in conformity with the provisions of the 1940 Act, the Investment Advisers Act, other applicable law and the relevant Fund’s constitutional documents, such activities will be deemed to have been handled ethically. Frequently, the 1940 Act establishes, as a mechanism for dealing with conflicts, disclosure to and approval by the Directors/Trustees of a Fund who are not “interested persons” of such Fund under the 1940 Act. In addition, it is recognized by the Funds’ Boards of Directors/Trustees (“Boards”) that the Covered Persons may also be officers or employees of one or more other investment companies covered by this or other codes and that such service, by itself, does not give rise to a conflict of interest.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not the subject of provisions of the 1940 Act and the Investment Advisers

Act. The following list provides examples of conflicts of interest under the Code, but Covered Persons should bear in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Person should not be placed improperly before the interest of the relevant Fund, unless the personal interest has been disclosed to and approved by other officers of such Fund or such Fund’s Independent Trustees.

*                                  *                                   *                                   *

Each Covered Person must not:

•	use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the relevant Fund whereby the Covered Person would benefit personally to the detriment of such Fund;

•	cause the relevant Fund to take action, or fail to take action, for the individual personal benefit of the Covered Person rather than the benefit such Fund; or

•	retaliate against any other Covered Person or any employee of the Funds or their Service Providers for reports of potential violations that are made in good faith.

There are some conflict of interest situations that should always be approved by the President of the relevant Fund (or, with respect to activities of the President, by the Chairman of the relevant Fund). These conflict of interest situations are listed below:

•	service on the board of directors or governing board of a publicly traded entity;

•	acceptance of any investment opportunity or of any material gift or gratuity from any person or entity that does business, or desires to do business, with the relevant Fund. For these purposes, material gifts do not include (i) gifts from a single giver so long as their aggregate annual value does not exceed the equivalent of $100.00 or (ii) attending business meals, business related conferences, sporting events and other entertainment events at the expense of a giver, so long as the expense is reasonable and both the Covered Person and the giver are present.

•	any ownership interest in, or any consulting or employment relationship with, any entities doing business with the relevant Fund, other than a Service Provider or an affiliate of a Service Provider. This restriction shall not apply to or otherwise limit the ownership of publicly traded securities so long as the Covered Person’s ownership does not exceed more than 2% of the outstanding securities of the relevant class.

•	a direct or indirect financial interest in commissions, transaction charges or spreads paid by the relevant Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Person’s employment with a Service Provider or its affiliate. This restriction shall not apply to or otherwise limit the ownership of publicly traded securities so long as the Covered Person’s ownership does not exceed more than 2% of the particular class of security outstanding.

III.	Disclosure and Compliance

•	No Covered Person should knowingly misrepresent, or cause others to misrepresent, facts about the relevant Fund to others, whether within or outside such Fund, including to such Fund’s Board and auditors, and to governmental regulators and self-regulatory organizations;

•	each Covered Person should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and the Service Providers or with counsel to the Funds with the goal of promoting full, fair, accurate, timely and understandable disclosure in the registration statements or periodic reports that the Funds file with, or submit to, the SEC (which, for sake of clarity, does not include any sales literature, omitting prospectuses, or “tombstone” advertising prepared by the relevant Fund’s principal underwriter(s)); and

•	it is the responsibility of each Covered Person to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.	Reporting and Accountability

Each Covered Person must:

•	upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Person), affirm in writing to the relevant Fund that he has received, read, and understands the Code;

•	provide full and fair responses to all questions asked in any Trustee and Officer Questionnaire provided by the relevant Fund as well as with respect to any supplemental request for information; and

•	notify the President of the relevant Fund promptly if he is convinced to a moral certainty that there has been a material violation of this Code (with respect to violations by a President, the Covered Person shall report to the Chairman of the relevant Fund).

The President of each Fund is responsible for applying this Code to specific situations in which questions are presented under it and, in consultation with the Fund’s

Chief Compliance Officer (“CCO”), has the authority to interpret this Code in any particular situation. However, any approvals or waivers sought by the President will be considered by the Chairman of the relevant Fund.

The Funds will follow these procedures in investigating and enforcing this Code:

•	the President will take all appropriate action to investigate any potential material violations reported to him, which actions may include the use of internal or external counsel, accountants or other personnel;

•	if, after such investigation, the President believes that no material violation has occurred, the President is not required to take any further action;

•	any matter that the President believes is a material violation will be reported to the Fund’s CCO;

•	if the CCO concurs that a material violation has occurred, it will inform and make a recommendation to the Fund’s Board of Trustees, which will consider appropriate action, which may include review of, and appropriate modifications to applicable policies and procedures; notification to appropriate personnel of a Service Provider or its board; or a recommendation to dismiss the Covered Officer or remove a Covered Trustee; and

•	the Board of Trustees may grant waivers under this Code, as it deems appropriate.

V.	Public Disclosure of Changes and Waivers

Any amendments to or waivers under this Code relating to a Covered Officer will, to the extent required by the SEC’s rules, be disclosed on the Fund’s website or in the Fund’s N-CSR; amendments to or waivers under this Code relating to a Covered Trustee but not a Covered Officer will not be so disclosed.1

VI.	Other Policies and Procedures

This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds or the Funds’ Service Providers govern or purport to govern the behavior or activities of the Covered Persons who are subject to this Code, they are superseded by this Code to the extent that they conflict with the provisions of this Code. The Funds’ and their Service Providers’s codes of ethics under Rule 17j-1 under the 1940 Act and the Service

[1]	The amendment to this Code applying the Code’s provisions to Covered Trustees is not required to be disclosed. See, e.g., Item 2(c) of Form N-CSR.

Providers’s more detailed compliance policies and procedures are separate requirements applying to the Covered Persons and others, and are not part of this Code.

VII. Amendments

Any material amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board.

VIII. Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone except as permitted by the Board.

IX. Internal Use

The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Fund, as to any fact, circumstance, or legal conclusion.